UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: December 31, 2015

Date of reporting period: January 1, 2015 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Semiannual Report

June 30, 2015 (Unaudited)

American Funds NVIT Asset Allocation Fund

Contents
Message to Shareholders	1
Economic Review	2
Notes to Financial Statements	8
Management Information	13
Market Index Definitions	18
Glossary	21

SAR-AM-AA 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,007.20	3.19	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.62	3.21	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $4,521,668,042)	$5,481,743,852
Receivable for capital shares issued	5,536,791
Prepaid expenses	38,062

Total Assets	5,487,318,705

Liabilities:
Payable for investments purchased	5,519,321
Payable for capital shares redeemed	1,180
Accrued expenses and other payables:
Fund administration fees	101,115
Master feeder service provider fee	456,033
Distribution fees	1,140,090
Administrative servicing fees	1,100,268
Accounting and transfer agent fees	574
Custodian fees	32,830
Compliance program costs (Note 3)	4,745
Professional fees	13,274
Printing fees	59,118
Other	412

Total Liabilities	8,428,960

Net Assets	$5,478,889,745

Represented by:
Capital	$3,802,258,148
Accumulated undistributed net investment income	83,933,944
Accumulated net realized gains from investment	632,621,843
Net unrealized appreciation from investment	960,075,810

Net Assets	$5,478,889,745

Net Assets:
Class II Shares	$5,478,889,745

Total	$5,478,889,745

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	218,429,278

Total	218,429,278

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$25.08

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$22,624,672

Total Income	22,624,672

EXPENSES:
Fund administration fees	601,745
Master feeder service provider fees	6,797,918
Distribution fees Class II Shares	6,797,918
Administrative servicing fees Class II Shares	6,797,918
Professional fees	94,622
Printing fees	39,719
Trustee fees	77,633
Custodian fees	99,655
Accounting and transfer agent fees	1,369
Compliance program costs (Note 3)	10,442
Other	52,488

Total expenses before earnings credit and fees waived	21,371,427

Earnings credit (Note 4)	(1)
Master feeder service provider fees waived (Note 3)	(4,078,770)

Net Expenses	17,292,656

NET INVESTMENT INCOME	5,332,016

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	385,835,810
Net realized gains from investment transactions	6,047,172

Net realized gains from investment	391,882,982

Net change in unrealized depreciation from investment	(358,038,945)

Net realized/unrealized gains from investment	33,844,037

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,176,053

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$5,332,016	$57,989,661
Net realized gains from investment	391,882,982	264,546,662
Net change in unrealized depreciation from investment	(358,038,945)	(69,234,414)

Change in net assets resulting from operations	39,176,053	253,301,909

Distributions to Shareholders From:
Net investment income:
Class II	–	(49,919,199)
Net realized gains:
Class II	–	(8,205,316)

Change in net assets from shareholder distributions	–	(58,124,515)

Change in net assets from capital transactions	56,582,841	177,197,899

Change in net assets	95,758,894	372,375,293

Net Assets:
Beginning of period	5,383,130,851	5,010,755,558

End of period	$5,478,889,745	$5,383,130,851

Accumulated undistributed net investment income at end of period	$83,933,944	$78,601,928

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$107,038,603	$213,116,034
Dividends reinvested	–	58,124,515
Cost of shares redeemed	(50,455,762)	(94,042,650)

Total Class II Shares	56,582,841	177,197,899

Change in net assets from capital transactions	$56,582,841	$177,197,899

SHARE TRANSACTIONS:
Class II Shares
Issued	4,224,330	8,759,087
Reinvested	–	2,350,364
Redeemed	(2,002,250)	(3,891,204)

Total Class II Shares	2,222,080	7,218,247

Total change in shares	2,222,080	7,218,247

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$24.90	0.02	0.16	0.18	–	–	–	$25.08	0.72%	$5,478,889,745	0.64%	0.20%	0.79%	0.88%
Year Ended December 31, 2014 (f)	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%	$5,383,130,851	0.64%	1.12%	0.79%	1.85%
Year Ended December 31, 2013 (f)	$19.70	0.25	4.32	4.57	(0.28)	(0.01)	(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	1.95%
Year Ended December 31, 2012 (f)	$17.24	0.30	2.40	2.70	(0.24)	–	(0.24)	$19.70	15.72%	$3,864,951,690	0.64%	1.62%	0.79%	1.56%
Year Ended December 31, 2011 (f)	$17.31	0.31	(0.14)	0.17	(0.24)	–	(0.24)	$17.24	0.93%	$3,051,590,892	0.64%	1.80%	0.79%	0.58%
Year Ended December 31, 2010 (f)	$15.68	0.31	1.55	1.86	(0.23)	–	(0.23)	$17.31	12.02%	$2,186,509,685	0.65%	1.95%	0.80%	0.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For additional information on the American Asset Allocation Fund portfolio turnover, please refer to the semi-annual report financial highlights included along with this report.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2015 was 30.52%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

8

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Semiannual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2016.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $601,745 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $10,442.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $6,797,918.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $498,946,041 and sales of $48,066,636 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Semiannual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,524,862,264	$956,881,588	$ (—)	$956,881,588

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

12

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

13

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

14

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

15

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

16

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

17

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

18

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

20

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

21

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

22

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

23

Semiannual Report

June 30, 2015 (Unaudited)

American Funds NVIT Bond Fund

Contents
Message to Shareholders	1
Economic Review	2
Notes to Financial Statements	8
Management Information	13
Market Index Definitions	18
Glossary	21

SAR-AM-BD 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	994.80	3.17	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.62	3.21	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $1,930,625,108)	$1,927,341,192
Cash	1,145
Receivable for capital shares issued	1,737,519
Prepaid expenses	17,180

Total Assets	1,929,097,036

Liabilities:
Payable for investments purchased	1,730,860
Payable for capital shares redeemed	1,008
Accrued expenses and other payables:
Fund administration fees	37,001
Master feeder service provider fee	157,810
Distribution fees	394,528
Administrative servicing fees	372,792
Accounting and transfer agent fees	182
Custodian fees	10,695
Compliance program costs (Note 3)	1,575
Professional fees	8,324
Printing fees	40,503
Other	175

Total Liabilities	2,755,453

Net Assets	$1,926,341,583

Represented by:
Capital	$1,877,966,791
Accumulated undistributed net investment income	28,255,658
Accumulated net realized gains from investment	23,403,050
Net unrealized depreciation from investment	(3,283,916)

Net Assets	$1,926,341,583

Net Assets:
Class II Shares	$1,926,341,583

Total	$1,926,341,583

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	167,880,804

Total	167,880,804

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.47

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$7,116,921

Total Income	7,116,921

EXPENSES:
Fund administration fees	219,369
Master feeder service provider fees	2,338,589
Distribution fees Class II Shares	2,338,589
Administrative servicing fees Class II Shares	2,338,589
Professional fees	36,708
Printing fees	26,628
Trustee fees	26,595
Custodian fees	33,544
Accounting and transfer agent fees	544
Compliance program costs (Note 3)	3,568
Other	20,815

Total expenses before fees waived	7,383,538

Master feeder service provider fees waived (Note 3)	(1,403,160)

Net Expenses	5,980,378

NET INVESTMENT INCOME	1,136,543

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	37,320,441
Net realized gains from investment transactions	66,642

Net realized gains from investment	37,387,083

Net change in unrealized depreciation from investment	(48,712,180)

Net realized/unrealized losses from investment	(11,325,097)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,188,554)

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$1,136,543	$27,119,883
Net realized gains from investment	37,387,083	552,041
Net change in unrealized appreciation/depreciation from investment	(48,712,180)	51,529,768

Change in net assets resulting from operations	(10,188,554)	79,201,692

Distributions to Shareholders From:
Net investment income:
Class II	–	(21,601,184)
Net realized gains:
Class II	–	(15,365,697)

Change in net assets from shareholder distributions	–	(36,966,881)

Change in net assets from capital transactions	156,032,818	208,842,563

Change in net assets	145,844,264	251,077,374

Net Assets:
Beginning of period	1,780,497,319	1,529,419,945

End of period	$1,926,341,583	$1,780,497,319

Accumulated undistributed net investment income at end of period	$28,255,658	$27,119,115

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$159,372,724	$260,822,433
Dividends reinvested	–	36,966,881
Cost of shares redeemed	(3,339,906)	(88,946,751)

Total Class II Shares	156,032,818	208,842,563

Change in net assets from capital transactions	$156,032,818	$208,842,563

SHARE TRANSACTIONS:
Class II Shares
Issued	13,687,396	22,692,131
Reinvested	–	3,248,408
Redeemed	(287,330)	(7,736,175)

Total Class II Shares	13,400,066	18,204,364

Total change in shares	13,400,066	18,204,364

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.53	0.01	(0.07)	(0.06)	–	–	–	$11.47	(0.52%	)	$1,926,341,583	0.64%	0.12%	0.79%	0.13%
Year Ended December 31, 2014 (f)	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	5.32%
Year Ended December 31, 2013 (f)	$11.73	0.18	(0.49)	(0.31)	(0.20)	–	(0.20)	$11.22	(2.57%	)	$1,529,419,945	0.64%	1.54%	0.79%	0.90%
Year Ended December 31, 2012 (f)	$11.43	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.73	4.97%		$1,264,772,354	0.64%	2.21%	0.79%	2.71%
Year Ended December 31, 2011 (f)	$11.06	0.31	0.31	0.62	(0.25)	–	(0.25)	$11.43	5.72%		$1,056,562,267	0.64%	2.80%	0.79%	6.77%
Year Ended December 31, 2010 (f)	$10.65	0.33	0.30	0.63	(0.22)	–	(0.22)	$11.06	5.99%		$808,044,116	0.66%	2.99%	0.81%	5.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For additional information on the American Bond Fund portfolio turnover, please refer to the semi-annual report financial highlights included along with this report.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2015 was 19.52%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

8

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Semiannual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2016.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $219,369 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,568.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $2,338,589.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $198,121,135 and sales of $2,470,109 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Semiannual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,945,441,349	$—	$(18,100,157)	$(18,100,157)

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

12

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

13

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

14

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

15

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

16

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

17

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

18

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

20

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

21

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

22

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

23

Semiannual Report

June 30, 2015 (Unaudited)

American Funds NVIT Global Growth Fund

Contents
Message to Shareholders	1
Economic Review	2
Notes to Financial Statements	8
Management Information	13
Market Index Definitions	18
Glossary	21

SAR-AM-GG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,078.30	3.40	0.66
	Hypothetical	(b)(c)	1,000.00	1,021.52	3.31	0.66

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $256,959,479)	$298,104,136
Receivable for capital shares issued	97,920
Prepaid expenses	2,149

Total Assets	298,204,205

Liabilities:
Payable for investments purchased	57,983
Payable for capital shares redeemed	39,050
Accrued expenses and other payables:
Fund administration fees	8,471
Master feeder service provider fee	25,106
Distribution fees	62,764
Administrative servicing fees	62,243
Accounting and transfer agent fees	32
Custodian fees	1,477
Compliance program costs (Note 3)	240
Professional fees	7,443
Printing fees	24,844
Other	78

Total Liabilities	289,731

Net Assets	$297,914,474

Represented by:
Capital	$211,630,023
Accumulated undistributed net investment income	1,639,842
Accumulated net realized gains from investment	43,499,952
Net unrealized appreciation from investment	41,144,657

Net Assets	$297,914,474

Net Assets:
Class II Shares	$297,914,474

Total	$297,914,474

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	8,974,872

Total	8,974,872

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$33.19

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$659,980

Total Income	659,980

EXPENSES:
Fund administration fees	49,329
Master feeder service provider fees	355,611
Distribution fees Class II Shares	355,611
Administrative servicing fees Class II Shares	355,611
Professional fees	11,186
Printing fees	16,474
Trustee fees	4,061
Custodian fees	4,934
Accounting and transfer agent fees	178
Compliance program costs (Note 3)	547
Other	4,381

Total expenses before fees waived	1,157,923

Master feeder service provider fees waived (Note 3)	(213,368)

Net Expenses	944,555

NET INVESTMENT LOSS	(284,575)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	28,287,767
Net realized gains from investment transactions	1,487,012

Net realized gains from investment	29,774,779

Net change in unrealized depreciation from investment	(8,704,179)

Net realized/unrealized gains from investment	21,070,600

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,786,025

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(284,575)	$1,932,585
Net realized gains from investment	29,774,779	26,752,590
Net change in unrealized depreciation from investment	(8,704,179)	(24,211,920)

Change in net assets resulting from operations	20,786,025	4,473,255

Distributions to Shareholders From:
Net investment income:
Class II	–	(1,815,309)

Change in net assets from shareholder distributions	–	(1,815,309)

Change in net assets from capital transactions	16,423,225	15,128,424

Change in net assets	37,209,250	17,786,370

Net Assets:
Beginning of period	260,705,224	242,918,854

End of period	$297,914,474	$260,705,224

Accumulated undistributed net investment income at end of period	$1,639,842	$1,924,417

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$28,889,899	$33,880,024
Dividends reinvested	–	1,815,309
Cost of shares redeemed	(12,466,674)	(20,566,909)

Total Class II Shares	16,423,225	15,128,424

Change in net assets from capital transactions	$16,423,225	$15,128,424

SHARE TRANSACTIONS:
Class II Shares
Issued	882,865	1,114,762
Reinvested	–	58,653
Redeemed	(377,231)	(683,599)

Total Class II Shares	505,634	489,816

Total change in shares	505,634	489,816

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)(c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$30.78	(0.03)	2.44	2.41	–	–	$33.19	7.83%		$297,914,474	0.66%	(0.20%	)	0.81%	3.55%
Year Ended December 31, 2014 (f)	$30.44	0.24	0.32	0.56	(0.22)	(0.22)	$30.78	1.84%		$260,705,224	0.67%	0.78%		0.82%	6.40%
Year Ended December 31, 2013 (f)	$23.75	0.24	6.55	6.79	(0.10)	(0.10)	$30.44	28.64%		$242,918,854	0.68%	0.89%		0.83%	7.29%
Year Ended December 31, 2012 (f)	$19.62	0.11	4.21	4.32	(0.19)	(0.19)	$23.75	22.09%		$176,549,306	0.69%	0.49%		0.84%	9.73%
Year Ended December 31, 2011 (f)	$21.83	0.19	(2.20)	(2.01)	(0.20)	(0.20)	$19.62	(9.31%	)	$147,886,216	0.69%	0.91%		0.84%	13.62%
Year Ended December 31, 2010 (f)	$19.77	0.21	2.01	2.22	(0.16)	(0.16)	$21.83	11.30%		$153,704,092	0.70%	1.09%		0.85%	7.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For additional information on the American Global Growth Fund portfolio turnover, please refer to the semi-annual report financial highlights included along with this report.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2015 was 5.23%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

8

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Semiannual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2016.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $49,329 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $547.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $355,611.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $54,252,137 and sales of $10,086,510 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Semiannual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$269,948,556	$28,155,580	$ (—)	$28,155,580

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

12

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

13

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

14

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

15

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

16

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

17

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

18

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

20

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

21

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

22

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

23

Semiannual Report

June 30, 2015 (Unaudited)

American Funds NVIT Growth-Income Fund

Contents
Message to Investors	1
Economic Review	2
Notes to Financial Statements	8
Management Information	13
Market Index Definitions	18
Glossary	21

SAR-AM-GI 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,027.60	3.22	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.62	3.21	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund's expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $1,789,814,711)	$2,145,511,079
Receivable for capital shares issued	2,282,312
Prepaid expenses	16,850

Total Assets	2,147,810,241

Liabilities:
Payable for investments purchased	2,275,275
Payable for capital shares redeemed	698
Accrued expenses and other payables:
Fund administration fees	41,568
Master feeder service provider fee	179,052
Distribution fees	447,632
Administrative servicing fees	425,947
Accounting and transfer agent fees	185
Custodian fees	11,792
Compliance program costs (Note 3)	1,811
Professional fees	8,492
Printing fees	40,422
Other	199

Total Liabilities	3,433,073

Net Assets	$2,144,377,168

Represented by:
Capital	$1,312,638,492
Accumulated undistributed net investment income	17,945,343
Accumulated net realized gains from investment	458,096,965
Net unrealized appreciation from investment	355,696,368

Net Assets	$2,144,377,168

Net Assets:
Class II Shares	$2,144,377,168

Total	$2,144,377,168

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	35,349,766

Total	35,349,766

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$60.66

The accompanying notes are an integral part of these financial statements.

4

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$6,365,219

Total Income	6,365,219

EXPENSES:
Fund administration fees	243,335
Master feeder service provider fees	2,618,101
Distribution fees Class II Shares	2,618,101
Administrative servicing fees Class II Shares	2,618,101
Professional fees	40,334
Printing fees	26,575
Trustee fees	29,979
Custodian fees	38,035
Accounting and transfer agent fees	605
Compliance program costs (Note 3)	4,028
Other	21,810

Total expenses before fees waived	8,259,004

Master feeder service provider fees waived (Note 3)	(1,570,868)

Net Expenses	6,688,136

NET INVESTMENT LOSS	(322,917)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	305,176,877
Net realized gains from investment transactions	36,665,621

Net realized gains from investment	341,842,498

Net change in unrealized depreciation from investment	(285,600,968)

Net realized/unrealized gains from investment	56,241,530

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$55,918,613

The accompanying notes are an integral part of these financial statements.

5

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(322,917)	$18,269,528
Net realized gains from investment	341,842,498	147,481,448
Net change in unrealized appreciation/depreciation from investment	(285,600,968)	19,371,604

Change in net assets resulting from operations	55,918,613	185,122,580

Distributions to Shareholders From:
Net investment income:
Class II	–	(15,259,468)
Net realized gains:
Class II	–	(17,468,006)

Change in net assets from shareholder distributions	–	(32,727,474)

Change in net assets from capital transactions	34,837,617	148,440,552

Change in net assets	90,756,230	300,835,658

Net Assets:
Beginning of period	2,053,620,938	1,752,785,280

End of period	$2,144,377,168	$2,053,620,938

Accumulated undistributed net investment income at end of period	$17,945,343	$18,268,260

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$102,906,508	$237,806,673
Dividends reinvested	–	32,727,474
Cost of shares redeemed	(68,068,891)	(122,093,595)

Total Class II Shares	34,837,617	148,440,552

Change in net assets from capital transactions	$34,837,617	$148,440,552

SHARE TRANSACTIONS:
Class II Shares
Issued	1,698,827	4,213,610
Reinvested	–	559,539
Redeemed	(1,138,957)	(2,161,884)

Total Class II Shares	559,870	2,611,265

Total change in shares	559,870	2,611,265

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)(c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$59.03	(0.01)	1.64	1.63	–	–	–	$60.66	2.76%		$2,144,377,168	0.64%	(0.03%	)	0.79%	3.16%
Year Ended December 31, 2014 (f)	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%		$2,053,620,938	0.64%	0.98%		0.79%	6.49%
Year Ended December 31, 2013 (f)	$41.37	0.49	13.10	13.59	(0.49)	–	(0.49)	$54.47	32.97%		$1,752,785,280	0.64%	1.03%		0.79%	8.42%
Year Ended December 31, 2012 (f)	$35.70	0.51	5.57	6.08	(0.41)	–	(0.41)	$41.37	17.06%		$1,276,998,759	0.64%	1.30%		0.79%	4.27%
Year Ended December 31, 2011 (f)	$36.87	0.52	(1.33)	(0.81)	(0.36)	–	(0.36)	$35.70	(2.24%	)	$1,024,101,994	0.64%	1.42%		0.79%	3.25%
Year Ended December 31, 2010 (f)	$33.53	0.45	3.21	3.66	(0.32)	–	(0.32)	$36.87	10.97%		$809,611,544	0.66%	1.34%		0.81%	3.79%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For additional information on the American Growth-Income Fund portfolio turnover, please refer to the semi-annual report financial highlights included along with this report.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2015 was 8.55%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

8

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Semiannual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2016.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $243,335 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $4,028.

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $2,618,101.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $407,492,831 and sales of $66,453,837 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Semiannual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,821,041,495	$324,469,584	$ (—)	$324,469,584

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

12

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

13

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

14

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

15

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

16

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

17

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

18

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

20

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

21

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

22

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

23

Semiannual Report

June 30, 2015 (Unaudited)

American Funds NVIT Growth Fund

Contents
Message to Shareholders	1
Economic Review	2
Notes to Financial Statements	8
Management Information	13
Market Index Definitions	18
Glossary	21

SAR-AM-GR 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,056.50	3.31	0.65
	Hypothetical	(b)(c)	1,000.00	1,021.57	3.26	0.65

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund's expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

3

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $413,345,231)	$467,506,498
Receivable for investments sold	75,617
Receivable for capital shares issued	48,612
Prepaid expenses	3,216

Total Assets	467,633,943

Liabilities:
Payable for capital shares redeemed	122,846
Accrued expenses and other payables:
Fund administration fees	11,458
Master feeder service provider fee	38,997
Distribution fees	97,494
Administrative servicing fees	100,071
Accounting and transfer agent fees	48
Custodian fees	2,496
Compliance program costs (Note 3)	380
Professional fees	7,430
Printing fees	27,079
Other	82

Total Liabilities	408,381

Net Assets	$467,225,562

Represented by:
Capital	$326,549,585
Accumulated undistributed net investment income	2,564,136
Accumulated net realized gains from investment	83,950,574
Net unrealized appreciation from investment	54,161,267

Net Assets	$467,225,562

Net Assets:
Class II Shares	$467,225,562

Total	$467,225,562

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	5,261,820

Total	5,261,820

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$88.80

4

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$682,527

Total Income	682,527

EXPENSES:
Fund administration fees	67,286
Master feeder service provider fees	565,021
Distribution fees Class II Shares	565,021
Administrative servicing fees Class II Shares	565,021
Professional fees	13,777
Printing fees	17,342
Trustee fees	6,465
Custodian fees	8,061
Accounting and transfer agent fees	218
Compliance program costs (Note 3)	864
Other	5,806

Total expenses before fees waived	1,814,882

Master feeder service provider fees waived (Note 3)	(339,014)

Net Expenses	1,475,868

NET INVESTMENT LOSS	(793,341)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	94,887,803
Net realized gains from investment transactions	2,342,249

Net realized gains from investment	97,230,052

Net change in unrealized depreciation from investment	(71,989,319)

Net realized/unrealized gains from investment	25,240,733

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,447,392

5

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(793,341)	$3,361,889
Net realized gains from investment	97,230,052	22,345,035
Net change in unrealized appreciation/depreciation from investment	(71,989,319)	5,969,812

Change in net assets resulting from operations	24,447,392	31,676,736

Distributions to Shareholders From:
Net investment income:
Class II	–	(1,860,053)

Change in net assets from shareholder distributions	–	(1,860,053)

Change in net assets from capital transactions	10,335,103	16,535,079

Change in net assets	34,782,495	46,351,762

Net Assets:
Beginning of period	432,443,067	386,091,305

End of period	$467,225,562	$432,443,067

Accumulated undistributed net investment income at end of period	$2,564,136	$3,357,477

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$24,926,323	$46,827,559
Dividends reinvested	–	1,860,053
Cost of shares redeemed	(14,591,220)	(32,152,533)

Total Class II Shares	10,335,103	16,535,079

Change in net assets from capital transactions	$10,335,103	$16,535,079

SHARE TRANSACTIONS:
Class II Shares
Issued	284,634	581,005
Reinvested	–	22,419
Redeemed	(167,594)	(401,149)

Total Class II Shares	117,040	202,275

Total change in shares	117,040	202,275

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

6

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)(c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$84.05	(0.15)	4.90	4.75	–	–	$88.80	5.65%		$467,225,562	0.65%	(0.35%	)	0.80%	2.86%
Year Ended December 31, 2014 (f)	$78.12	0.67	5.63	6.30	(0.37)	(0.37)	$84.05	8.07%		$432,443,067	0.66%	0.83%		0.81%	6.28%
Year Ended December 31, 2013 (f)	$60.46	0.39	17.49	17.88	(0.22)	(0.22)	$78.12	29.61%		$386,091,305	0.66%	0.56%		0.81%	6.15%
Year Ended December 31, 2012 (f)	$51.61	0.22	8.76	8.98	(0.13)	(0.13)	$60.46	17.40%		$283,502,456	0.67%	0.39%		0.82%	5.58%
Year Ended December 31, 2011 (f)	$54.29	0.12	(2.66)	(2.54)	(0.14)	(0.14)	$51.61	(4.69%	)	$259,010,183	0.66%	0.23%		0.81%	7.42%
Year Ended December 31, 2010 (f)	$46.01	0.16	8.20	8.36	(0.08)	(0.08)	$54.29	18.19%		$254,725,719	0.68%	0.33%		0.83%	4.76%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For additional information on the American Growth Fund portfolio turnover, please refer to the semi-annual report financial highlights included along with this report.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

7

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at June 30, 2015 was 2.07%.

The Fund currently offers Class II shares.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

8

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Semiannual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2016.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $67,286 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $864.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $565,021.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $117,085,819 and sales of $12,954,629 (excluding short-term securities).

6.  Risks Associated with Investment in Master Fund

The Fund invests all of its assets in the Master Fund and therefore the Fund is subject to the same principal risks as the Master Fund. Please refer to the Master Fund Semiannual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$438,978,133	$28,528,365	$ (—)	$28,528,365

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

12

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

13

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

14

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

15

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

16

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

17

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

18

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

19

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

20

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

21

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

22

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

23

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund

Contents
Message to Investors	1
Economic Review	2
Notes to Financial Statements	9
Management Information	16
Market Index Definitions	21
Glossary	24

SAR-AM-MGAA 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class II Shares	Actual	(a)	1,000.00	1,000.00	3.57	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.61	0.72

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

3

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund

Mutual Fund 95.7%

	Shares	Market Value

Balanced Fund 95.7%
American Funds Asset Allocation Fund, Class 1	18,737,766	$389,932,910

Total Mutual Fund (cost $417,293,784)		389,932,910

Total Investments (cost $417,293,784) (a) — 95.7%		389,932,910
Other assets in excess of liabilities — 4.3%		17,495,976

NET ASSETS — 100.0%		$407,428,886

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
46	Mini MSCI EAFE	09/18/15	$4,218,200	$(122,928)
25	Russell 2000 Mini Future	09/18/15	3,126,000	(41,429)
437	S&P 500 E-Mini	09/18/15	44,888,640	(950,494)
7	S&P MID 400 E-Mini	09/18/15	1,048,670	(22,958)

			$53,281,510	$(1,137,809)

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investments, at value (cost $417,293,784)	$389,932,910
Cash	15,023,266
Receivable for capital shares issued	1,517,035
Receivable for variation margin on futures contracts	2,618,527
Prepaid expenses	6,941

Total Assets	409,098,679

Liabilities:
Payable for investments purchased	1,440,198
Payable for capital shares redeemed	4
Accrued expenses and other payables:
Investment advisory fees	48,114
Fund administration fees	9,159
Distribution fees	80,189
Administrative servicing fees	81,791
Accounting and transfer agent fees	9
Custodian fees	292
Compliance program costs (Note 3)	181
Professional fees	4,576
Printing fees	5,196
Other	84

Total Liabilities	1,669,793

Net Assets	$407,428,886

Represented by:
Capital	$410,619,527
Accumulated undistributed net investment income	503,425
Accumulated net realized gains from investments and futures transactions	24,804,617
Net unrealized appreciation/(depreciation) from investments	(27,360,874)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,137,809)

Net Assets	$407,428,886

Net Assets:
Class II Shares	$407,428,886

Total	$407,428,886

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	41,066,922

Total	41,066,922

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.92

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,540,719
Interest income	5,921

Total Income	1,546,640

EXPENSES:
Offering costs	21,670
Investment advisory fees	217,245
Fund administration fees	48,217
Distribution fees Class II Shares	362,073
Administrative servicing fees Class II Shares	362,073
Professional fees	9,759
Printing fees	7,931
Trustee fees	4,260
Custodian fees	3,331
Accounting and transfer agent fees	106
Compliance program costs (Note 3)	540
Other	6,010

Total Expenses	1,043,215

NET INVESTMENT INCOME	503,425

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Underlying Fund	26,275,059
Net realized gains from investment transactions	58,132
Net realized losses from futures transactions (Note 2)	(786,770)

Net realized gains from investments and futures transactions	25,546,421

Net change in unrealized appreciation/(depreciation) from investments	(27,425,483)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,037,127)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(28,462,610)

Net realized/unrealized losses from investments and futures transactions	(2,916,189)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,412,764)

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Period ended December 31, 2014 (a)
Operations:
Net investment income	$503,425	$1,971,141
Net realized gains/(losses) from investments and futures transactions	25,546,421	(741,804)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(28,462,610)	(36,073)

Change in net assets resulting from operations	(2,412,764)	1,193,264

Distributions to Shareholders From:
Net investment income:
Class II	–	(2,011,378)

Change in net assets from shareholder distributions	–	(2,011,378)

Change in net assets from capital transactions	218,290,768	192,368,996

Change in net assets	215,878,004	191,550,882

Net Assets:
Beginning of period	191,550,882	–

End of period	$407,428,886	$191,550,882

Accumulated undistributed net investment income at end of period	$503,425	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$223,464,359	$190,430,245
Dividends reinvested	–	2,011,378
Cost of shares redeemed	(5,173,591)	(72,627)

Total Class II Shares	218,290,768	192,368,996

Change in net assets from capital transactions	$218,290,768	$192,368,996

SHARE TRANSACTIONS:
Class II Shares
Issued	22,264,662	19,121,546
Reinvested	–	201,743
Redeemed	(513,802)	(7,227)

Total Class II Shares	21,750,860	19,316,062

Total change in shares	21,750,860	19,316,062

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

7

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.92	0.02	(0.02)	–	–	–	$9.92	–	$407,428,886	0.72%	0.35%		0.72%	1.02%
Period Ended December 31, 2014 (e)(f)	$10.00	0.24	(0.20)	0.04	(0.12)	(0.12)	$9.92	0.36%	$191,550,882	0.73%	2.39%	(g)	0.80%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

8

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Fund typically invests in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent semiannual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objectives. The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(1,137,809)
Total		$(1,137,809)
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(786,770)
Total	$(786,770)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,037,127)
Total	$(1,037,127)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to modify exposure to volatility. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management (NWAM) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.15%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $14,587 during the six months ended June 30, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Six Months Ended June 30, 2015 Amount	Total
$26,985	$—	$26,985

Amount designated as “—” is zero or has been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, NFM earned $48,217 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $540.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $362,073.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% for Class II shares.

4.  Earnings Credit

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $237,181,059 and sales of $2,866,220 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$417,293,784	$—	$(27,360,874)	$(27,360,874)

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

Effective July 16, 2015, the Fund has been added to the Trust and Nationwide Mutual Funds (together, the “Trusts”) renewed credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

15

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

16

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

17

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

18

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

19

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

20

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

21

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

22

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

25

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

Contents
Message to Investors	1
Economic Review	2
Notes to Financial Statements	9
Management Information	16
Market Index Definitions	21
Glossary	24

SAR-AM-MGI 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) (commencement of operations) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class II Shares	Actual	(a)	1,000.00	1,027.60	3.32	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.52	3.31	0.66

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(b)	Represents the hypothetical 5% return before expenses.

3

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Managed American Funds Growth-Income Fund

Mutual Fund 95.2%

	Shares	Market Value

Equity Fund 95.2%
American Funds Growth-Income Fund, Class 1	1,027,729	$47,902,428

Total Mutual Fund (cost $53,625,408)		47,902,428

Total Investments (cost $53,625,408)(a) — 95.2%		47,902,428
Other assets in excess of liabilities — 4.8%		2,418,688

NET ASSETS — 100.0%		$50,321,116

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
3	Mini MSCI EAFE	09/18/15	$275,100	$(6,902)
1	Russell 2000 Mini Future	09/18/15	125,040	(1,097)
19	S&P 500 E-Mini	09/18/15	1,951,680	(42,009)

			$2,351,820	$(50,008)

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Managed American Funds Growth-Income Fund
Assets:
Investments, at value (cost $53,625,408)	$47,902,428
Cash	2,317,321
Receivable for capital shares issued	420,135
Receivable for variation margin on futures contracts	111,687
Receivable for investment advisory fees	3,776
Prepaid expenses	962

Total Assets	50,756,309

Liabilities:
Payable for investments purchased	398,998
Payable for capital shares redeemed	7
Accrued expenses and other payables:
Fund administration fees	3,132
Distribution fees	10,108
Administrative servicing fees	10,415
Accounting and transfer agent fees	7
Custodian fees	298
Compliance program costs (Note 3)	26
Professional fees	4,542
Printing fees	7,599
Other	61

Total Liabilities	435,193

Net Assets	$50,321,116

Represented by:
Capital	$49,391,184
Accumulated undistributed net investment income	12,381
Accumulated net realized gains from investments and futures transactions	6,690,539
Net unrealized appreciation/(depreciation) from investments	(5,722,980)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(50,008)

Net Assets	$50,321,116

Net Assets:
Class II Shares	$50,321,116

Total	$50,321,116

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	4,826,779

Total	4,826,779

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.43

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Managed American Funds Growth-Income Fund
INVESTMENT INCOME:
Dividend income	$138,004
Interest income	1,051

Total Income	139,055

EXPENSES:
Offering costs	21,670
Investment advisory fees	28,557
Fund administration fees	21,246
Distribution fees Class II Shares	47,597
Administrative servicing fees Class II Shares	37,055
Professional fees	6,812
Printing fees	7,910
Trustee fees	564
Custodian fees	237
Accounting and transfer agent fees	45
Compliance program costs (Note 3)	63
Other	2,299

Total expenses before expenses reimbursed	174,055

Expenses reimbursed by adviser (Note 3)	(47,381)

Net Expenses	126,674

NET INVESTMENT INCOME	12,381

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Underlying Fund	6,616,543
Net realized gains from investment transactions	26,694
Net realized gains from futures transactions (Note 2)	67,206

Net realized gains from investments and futures transactions	6,710,443

Net change in unrealized appreciation/(depreciation) from investments	(5,960,419)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(53,541)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(6,013,960)

Net realized/unrealized gains from investments and futures transactions	696,483

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$708,864

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Period ended December 31, 2014 (a)
Operations:
Net investment income	$12,381	$230,172
Net realized gains/(losses) from investments and futures transactions	6,710,443	(19,904)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(6,013,960)	240,972

Change in net assets resulting from operations	708,864	451,240

Distributions to Shareholders From:
Net investment income:
Class II	—	(241,054)
Return of capital:
Class II	—	(65,152)

Change in net assets from shareholder distributions	—	(306,206)

Change in net assets from capital transactions	22,660,173	26,807,045

Change in net assets	23,369,037	26,952,079

Net Assets:
Beginning of period	26,952,079	—

End of period	$50,321,116	$26,952,079

Accumulated undistributed net investment income at end of period	$12,381	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$23,385,876	$26,543,388
Dividends reinvested	—	306,206
Cost of shares redeemed	(725,703)	(42,549)

Total Class II Shares	22,660,173	26,807,045

Change in net assets from capital transactions	$22,660,173	$26,807,045

SHARE TRANSACTIONS:
Class II Shares
Issued	2,242,524	2,628,722
Reinvested	—	29,932
Redeemed	(70,103)	(4,296)

Total Class II Shares	2,172,421	2,654,358

Total change in shares	2,172,421	2,654,358

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

7

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.15	–	0.28	0.28	–	–	–	$10.43	2.76%	$50,321,116	0.66%	0.06%		0.91%	1.83%
Period Ended December 31, 2014 (e)(f)	$10.00	0.16	0.12	0.28	(0.11)	(0.02)	(0.13)	$10.15	2.74%	$26,952,079	0.72%	1.62%	(g)	1.37%	0.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

8

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

9

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent semiannual report.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(50,008)
Total		$(50,008)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$67,206
Total	$67,206

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(53,541)
Total	$(53,541)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to modify exposure to volatility. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management (NWAM) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.15%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $1,924 during the six months ended June 30, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Six Months Ended June 30, 2015 Amount	Total
$44,669	$47,381	$92,050

(a)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $21,246 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $63.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $37,055.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.19% for Class II shares.

4.  Earnings Credit

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $28,843,469 and sales of $669,569 (excluding short-term securities).

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$84,852,191	$—	$(36,949,763)	$(36,949,763)

Amount	designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

Effective July 16, 2015, the Fund has been added to the Trust and Nationwide Mutual Funds (together, the “Trusts”) renewed credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.10% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 14, 2016.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

15

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

16

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

17

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

18

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

19

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

20

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

21

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

22

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

23

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

24

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.
Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

25

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

26

Semiannual Report

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund

SAR-CVAL 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Invesco NVIT Comstock Value Fund

Asset Allocation†

Common Stocks	97.1%
Other assets in excess of liabilities	2.9%
100.0%

Top Industries††

Banks	17.6%
Oil, Gas & Consumable Fuels	11.5%
Pharmaceuticals	9.3%
Media	7.1%
Capital Markets	6.2%
Software	4.4%
Insurance	3.7%
Energy Equipment & Services	3.5%
Food Products	3.3%
Multiline Retail	2.7%
Other Industries	30.7%
100.0%

Top Holdings††

Citigroup, Inc.	5.0%
JPMorgan Chase & Co.	3.7%
Bank of America Corp.	2.7%
General Electric Co.	2.6%
Carnival Corp.	2.5%
Suncor Energy, Inc.	2.1%
ConAgra Foods, Inc.	2.0%
Cisco Systems, Inc.	2.0%
Wells Fargo & Co.	2.0%
Royal Dutch Shell PLC, Class A, ADR	2.0%
Other Holdings	73.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Invesco NVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Invesco NVIT Comstock Value Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,007.20	4.58	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.23	4.61	0.92
Class II Shares	Actual	(a)	1,000.00	1,005.40	5.82	1.17
	Hypothetical	(a)(b)	1,000.00	1,018.99	5.86	1.17
Class IV Shares	Actual	(a)	1,000.00	1,006.60	4.58	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.23	4.61	0.92

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund

Common Stocks 97.1%

	Shares	Market Value

Aerospace & Defense 1.7%
Honeywell International, Inc.	14,627	$1,491,515
Textron, Inc.	63,845	2,849,403

		4,340,918

Auto Components 1.8%
Johnson Controls, Inc.	92,748	4,593,808

Automobiles 1.7%
General Motors Co.	128,095	4,269,406

Banks 17.1%
Bank of America Corp.	382,596	6,511,784
Citigroup, Inc.	221,054	12,211,023
Citizens Financial Group, Inc.	57,382	1,567,102
Fifth Third Bancorp	167,645	3,490,369
JPMorgan Chase & Co.	133,639	9,055,379
PNC Financial Services Group, Inc. (The)	43,500	4,160,775
U.S. Bancorp	22,170	962,178
Wells Fargo & Co.	86,194	4,847,550

		42,806,160

Beverages 1.0%
Coca-Cola Co. (The)	66,350	2,602,910

Capital Markets 6.1%
Bank of New York Mellon Corp. (The)	91,269	3,830,560
Goldman Sachs Group, Inc. (The)	13,124	2,740,160
Morgan Stanley	112,105	4,348,553
State Street Corp.	54,483	4,195,191

		15,114,464

Communications Equipment 2.0%
Cisco Systems, Inc.	177,530	4,874,974

Consumer Finance 0.5%
Ally Financial, Inc.*	49,707	1,114,928

Diversified Telecommunication Services 0.6%
Frontier Communications Corp.	321,696	1,592,395

Electric Utilities 0.4%
FirstEnergy Corp.	32,687	1,063,962

Electrical Equipment 1.1%
Emerson Electric Co.	47,770	2,647,891

Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	81,377	1,605,568

Energy Equipment & Services 3.4%
Halliburton Co.	54,116	2,330,776
Noble Corp. PLC	98,649	1,518,208
Weatherford International PLC*	385,288	4,727,484

		8,576,468

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 1.0%
CVS Health Corp.	10,660	$1,118,021
Wal-Mart Stores, Inc.	19,368	1,373,772

		2,491,793

Food Products 3.3%
ConAgra Foods, Inc.	112,634	4,924,359
Mondelez International, Inc., Class A	47,641	1,959,951
Unilever NV, NYRS-UK	29,423	1,231,058

		8,115,368

Health Care Equipment & Supplies 0.7%
Medtronic PLC	22,468	1,664,879

Health Care Providers & Services 1.9%
Anthem, Inc.	15,583	2,557,794
Express Scripts Holding Co.*	23,044	2,049,533

		4,607,327

Hotels, Restaurants & Leisure 2.5%
Carnival Corp.	124,414	6,144,807

Household Durables 0.8%
Newell Rubbermaid, Inc.	46,550	1,913,671

Industrial Conglomerates 2.5%
General Electric Co.	235,859	6,266,774

Insurance 3.7%
Aflac, Inc.	38,886	2,418,709
Allstate Corp. (The)	44,774	2,904,490
MetLife, Inc.	67,476	3,777,981

		9,101,180

Internet Software & Services 2.2%
eBay, Inc.*	72,799	4,385,412
Yahoo!, Inc.*	29,492	1,158,740

		5,544,152

Machinery 1.0%
Ingersoll-Rand PLC	38,673	2,607,334

Media 6.9%
CBS Corp. Non-Voting Shares, Class B	20,988	1,164,834
Comcast Corp., Class A	62,549	3,761,697
Time Warner Cable, Inc.	19,559	3,484,827
Time Warner, Inc.	19,705	1,722,414
Twenty-First Century Fox, Inc., Class B	93,347	3,007,640
Viacom, Inc., Class B	61,501	3,975,425

		17,116,837

Metals & Mining 0.6%
Alcoa, Inc.	130,512	1,455,209

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 2.6%
Kohl’s Corp.	59,195	$3,706,199
Target Corp.	33,977	2,773,542

		6,479,741

Multi-Utilities 0.5%
PG&E Corp.	26,179	1,285,389

Oil, Gas & Consumable Fuels 11.2%
BP PLC, ADR-UK	115,559	4,617,738
Chevron Corp.	25,690	2,478,314
Devon Energy Corp.	47,753	2,840,826
Hess Corp.	22,275	1,489,752
Murphy Oil Corp.	59,476	2,472,417
Occidental Petroleum Corp.	28,895	2,247,164
QEP Resources, Inc.	103,422	1,914,341
Royal Dutch Shell PLC, Class A, ADR-NL	83,934	4,785,078
Suncor Energy, Inc.	185,940	5,117,069

		27,962,699

Paper & Forest Products 0.8%
International Paper Co.	43,922	2,090,248

Pharmaceuticals 9.0%
AbbVie, Inc.	33,279	2,236,016
Bristol-Myers Squibb Co.	17,639	1,173,699
GlaxoSmithKline PLC, ADR-UK	21,408	891,643
Merck & Co., Inc.	83,330	4,743,977
Novartis AG REG	40,739	4,007,107
Pfizer, Inc.	121,433	4,071,648
Roche Holding AG, ADR-CH	57,676	2,022,697
Sanofi, ADR-FR	67,235	3,330,150

		22,476,937

Semiconductors & Semiconductor Equipment 0.9%
Intel Corp.	77,218	2,348,585

Software 4.2%
Autodesk, Inc.*	14,227	712,417
Citrix Systems, Inc.*	43,689	3,065,220
Microsoft Corp.	73,520	3,245,908
Symantec Corp.	153,093	3,559,413

		10,582,958

Technology Hardware, Storage & Peripherals 2.5%
Hewlett-Packard Co.	109,396	3,282,974
NetApp, Inc.	92,725	2,926,401

		6,209,375

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.3%
Fossil Group, Inc.*	11,416	$791,814

Total Investments (cost $183,520,599) (a) — 97.1%		242,460,929
Other assets in excess of liabilities — 2.9%		7,247,396

NET ASSETS — 100.0%		$249,708,325

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

FR	France

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REG	Registered Shares

UK	United Kingdom

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund (Continued)

At June 30, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Goldman Sachs International	07/14/15	(767,915)	$(1,191,136)	$(1,206,485)	$(15,349)
British Pound	Deutsche Bank Securities, Inc.	07/14/15	(767,915)	(1,191,668)	(1,206,485)	(14,817)
British Pound	Canadian Imperial Bank of Commerce	07/14/15	(767,915)	(1,191,136)	(1,206,485)	(15,349)
British Pound	Barclays Bank PLC	07/14/15	(775,706)	(1,204,229)	(1,218,725)	(14,496)
Canadian Dollar	Deutsche Bank Securities, Inc.	07/14/15	(1,412,657)	(1,156,390)	(1,130,841)	25,549
Canadian Dollar	Canadian Imperial Bank of Commerce	07/14/15	(1,414,745)	(1,158,497)	(1,132,512)	25,985
Canadian Dollar	Goldman Sachs International	07/14/15	(1,412,657)	(1,156,285)	(1,130,841)	25,444
Canadian Dollar	Royal Bank of Canada	07/14/15	(1,412,657)	(1,156,479)	(1,130,841)	25,638
Euro	Royal Bank of Canada	07/14/15	(1,415,733)	(1,604,747)	(1,578,587)	26,160
Euro	Deutsche Bank Securities, Inc.	07/14/15	(1,415,732)	(1,605,752)	(1,578,587)	27,165
Euro	Barclays Bank PLC	07/14/15	(1,415,733)	(1,605,331)	(1,578,588)	26,743
Euro	Canadian Imperial Bank of Commerce	07/14/15	(1,415,732)	(1,606,056)	(1,578,587)	27,469
Euro	Goldman Sachs International	07/14/15	(1,415,763)	(1,605,886)	(1,578,621)	27,265
Swiss Franc	Royal Bank of Canada	07/14/15	(1,268,139)	(1,369,377)	(1,356,966)	12,411
Swiss Franc	Goldman Sachs International	07/14/15	(1,268,139)	(1,369,407)	(1,356,967)	12,440
Swiss Franc	Canadian Imperial Bank of Commerce	07/14/15	(1,268,139)	(1,369,377)	(1,356,966)	12,411
Swiss Franc	Deutsche Bank Securities, Inc.	07/14/15	(1,269,668)	(1,371,471)	(1,358,602)	12,869

Total Short Contracts				$(22,913,224)	$(22,685,686)	$227,538

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canadian Dollar	Canadian Imperial Bank of Commerce	07/14/15	207,517	$168,453	$166,119	$(2,334)
Swiss Franc	Deutsche Bank Securities, Inc.	07/14/15	197,295	213,149	211,114	(2,035)

Total Long Contracts				$381,602	$377,233	$(4,369)

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund
Assets:
Investments, at value (cost $183,520,599)	$242,460,929
Cash	7,341,838
Foreign currencies, at value (cost $930)	924
Dividends receivable	334,709
Receivable for investments sold	143,002
Receivable for capital shares issued	959
Reclaims receivable	63,404
Unrealized appreciation on forward foreign currency contracts (Note 2)	287,549
Prepaid expenses	1,527

Total Assets	250,634,841

Liabilities:
Payable for investments purchased	480,811
Payable for capital shares redeemed	123,440
Unrealized depreciation on forward foreign currency contracts (Note 2)	64,380
Accrued expenses and other payables:
Investment advisory fees	142,355
Fund administration fees	10,973
Distribution fees	37,332
Administrative servicing fees	38,090
Accounting and transfer agent fees	84
Custodian fees	1,556
Compliance program costs (Note 3)	225
Professional fees	11,811
Printing fees	15,363
Other	96

Total Liabilities	926,516

Net Assets	$249,708,325

Represented by:
Capital	$213,811,544
Accumulated undistributed net investment income	4,838,223
Accumulated net realized losses from investments forward and foreign currency transactions	(28,104,806)
Net unrealized appreciation/(depreciation) from investments	58,940,330
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	223,169
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(135)

Net Assets	$249,708,325

8

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund
Net Assets:
Class I Shares	$52,143,834
Class II Shares	178,083,856
Class IV Shares	19,480,635

Total	$249,708,325

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,115,510
Class II Shares	10,711,880
Class IV Shares	1,163,424

Total	14,990,814

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.74
Class II Shares	$16.62
Class IV Shares	$16.74

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund
INVESTMENT INCOME:
Dividend income	$2,895,115
Interest income	7,549
Foreign tax withholding	(32,023)

Total Income	2,870,641

EXPENSES:
Investment advisory fees	853,425
Fund administration fees	66,548
Distribution fees Class II Shares	222,349
Administrative servicing fees Class I Shares	41,013
Administrative servicing fees Class II Shares	133,410
Administrative servicing fees Class IV Shares	14,976
Professional fees	15,013
Printing fees	13,531
Trustee fees	3,568
Custodian fees	4,610
Accounting and transfer agent fees	461
Compliance program costs (Note 3)	482
Other	4,172

Total Expenses	1,373,558

NET INVESTMENT INCOME	1,497,083

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,103,531
Net realized gains from forward and foreign currency transactions (Note 2)	914,582

Net realized gains from investments forward and foreign currency transactions	10,018,113

Net change in unrealized appreciation/(depreciation) from investments	(9,802,457)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(204,041)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,302

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(10,003,196)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	14,917

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,512,000

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	Invesco NVIT Comstock Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$1,497,083	$3,403,019
Net realized gains from investments forward and foreign currency transactions	10,018,113	27,621,162
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(10,003,196)	(9,324,875)

Change in net assets resulting from operations	1,512,000	21,699,306

Distributions to Shareholders From:
Net investment income:
Class I	–	(934,511)
Class II	–	(2,267,538)
Class IV	–	(351,868)

Change in net assets from shareholder distributions	–	(3,553,917)

Change in net assets from capital transactions	(9,172,657)	(12,583,745)

Change in net assets	(7,660,657)	5,561,644

Net Assets:
Beginning of period	257,368,982	251,807,338

End of period	$249,708,325	$257,368,982

Accumulated undistributed net investment income at end of period	$4,838,223	$3,341,140

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,956,238	$10,507,254
Dividends reinvested	–	934,511
Cost of shares redeemed	(5,969,817)	(12,854,623)

Total Class I Shares	(4,013,579)	(1,412,858)

Class II Shares
Proceeds from shares issued	6,671,074	11,710,284
Dividends reinvested	–	2,267,538
Cost of shares redeemed	(10,405,071)	(23,450,149)

Total Class II Shares	(3,733,997)	(9,472,327)

Class IV Shares
Proceeds from shares issued	223,655	499,781
Dividends reinvested	–	351,868
Cost of shares redeemed	(1,648,736)	(2,550,209)

Total Class IV Shares	(1,425,081)	(1,698,560)

Change in net assets from capital transactions	$(9,172,657)	$(12,583,745)

11

Statements of Changes in Net Assets (Continued)

	Invesco NVIT Comstock Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	116,688	652,442
Reinvested	–	56,953
Redeemed	(356,762)	(797,162)

Total Class I Shares	(240,074)	(87,767)

Class II Shares
Issued	398,605	734,328
Reinvested	–	139,022
Redeemed	(626,820)	(1,474,982)

Total Class II Shares	(228,215)	(601,632)

Class IV Shares
Issued	13,304	30,643
Reinvested	–	21,431
Redeemed	(99,014)	(159,247)

Total Class IV Shares	(85,710)	(107,173)

Total change in shares	(553,999)	(796,572)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Invesco NVIT Comstock Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$16.62	0.11	0.01	0.12	–	–	$16.74	0.72%		$52,143,834	0.92%	1.37%	0.92%	8.80%
Year Ended December 31, 2014 (d)	$15.49	0.25	1.17	1.42	(0.29)	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%
Year Ended December 31, 2013 (d)	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$53,342,206	0.93%	1.18%	0.93%	16.28%
Year Ended December 31, 2012 (d)	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.46%		$36,558,677	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011 (d)	$10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	$9.76	(2.32%	)	$36,364,938	0.96%	1.39%	0.96%	25.55%
Year Ended December 31, 2010 (d)	$8.88	0.11	1.28	1.39	(0.14)	(0.14)	$10.13	15.77%		$42,365,519	0.97%	1.22%	0.97%	34.99%

Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$16.53	0.09	–	0.09	–	–	$16.62	0.54%		$178,083,856	1.17%	1.12%	1.17%	8.80%
Year Ended December 31, 2014 (d)	$15.37	0.20	1.17	1.37	(0.21)	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%
Year Ended December 31, 2013 (d)	$11.36	0.13	3.88	4.01	–	–	$15.37	35.30%		$177,450,075	1.18%	0.94%	1.18%	16.28%
Year Ended December 31, 2012 (d)	$9.71	0.14	1.62	1.76	(0.11)	(0.11)	$11.36	18.17%		$133,606,077	1.19%	1.30%	1.19%	14.32%
Year Ended December 31, 2011 (d)	$10.08	0.12	(0.38)	(0.26)	(0.11)	(0.11)	$9.71	(2.55%	)	$128,660,247	1.18%	1.19%	1.18%	25.55%
Year Ended December 31, 2010 (d)	$8.84	0.09	1.27	1.36	(0.12)	(0.12)	$10.08	15.45%		$125,809,524	1.22%	0.97%	1.22%	34.99%

Class IV Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$16.63	0.11	–	0.11	–	–	$16.74	0.66%		$19,480,635	0.92%	1.37%	0.92%	8.80%
Year Ended December 31, 2014 (d)	$15.49	0.25	1.17	1.42	(0.28)	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%
Year Ended December 31, 2013 (d)	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$21,015,057	0.93%	1.20%	0.93%	16.28%
Year Ended December 31, 2012 (d)	$9.76	0.17	1.63	1.80	(0.14)	(0.14)	$11.42	18.47%		$18,267,479	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011 (d)	$10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	$9.76	(2.32%	)	$17,933,763	0.95%	1.40%	0.95%	25.55%
Year Ended December 31, 2010 (d)	$8.89	0.11	1.27	1.38	(0.14)	(0.14)	$10.13	15.64%		$20,517,897	0.97%	1.22%	0.97%	34.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Invesco NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$4,340,918	$—	$—	$4,340,918
Auto Components	4,593,808	—	—	4,593,808
Automobiles	4,269,406	—	—	4,269,406
Banks	42,806,160	—	—	42,806,160
Beverages	2,602,910	—	—	2,602,910
Capital Markets	15,114,464	—	—	15,114,464
Communications Equipment	4,874,974	—	—	4,874,974
Consumer Finance	1,114,928	—	—	1,114,928
Diversified Telecommunication Services	1,592,395	—	—	1,592,395
Electric Utilities	1,063,962	—	—	1,063,962
Electrical Equipment	2,647,891	—	—	2,647,891
Electronic Equipment, Instruments & Components	1,605,568	—	—	1,605,568
Energy Equipment & Services	8,576,468	—	—	8,576,468
Food & Staples Retailing	2,491,793	—	—	2,491,793
Food Products	8,115,368	—	—	8,115,368
Health Care Equipment & Supplies	1,664,879	—	—	1,664,879
Health Care Providers & Services	4,607,327	—	—	4,607,327
Hotels, Restaurants & Leisure	6,144,807	—	—	6,144,807
Household Durables	1,913,671	—	—	1,913,671
Industrial Conglomerates	6,266,774	—	—	6,266,774
Insurance	9,101,180	—	—	9,101,180
Internet Software & Services	5,544,152	—	—	5,544,152
Machinery	2,607,334	—	—	2,607,334
Media	17,116,837	—	—	17,116,837
Metals & Mining	1,455,209	—	—	1,455,209
Multiline Retail	6,479,741	—	—	6,479,741
Multi-Utilities	1,285,389	—	—	1,285,389
Oil, Gas & Consumable Fuels	27,962,699	—	—	27,962,699
Paper & Forest Products	2,090,248	—	—	2,090,248
Pharmaceuticals	18,469,830	4,007,107	—	22,476,937
Semiconductors & Semiconductor Equipment	2,348,585	—	—	2,348,585
Software	10,582,958	—	—	10,582,958
Technology Hardware, Storage & Peripherals	6,209,375	—	—	6,209,375
Textiles, Apparel & Luxury Goods	791,814	—	—	791,814
Total Common Stocks	$238,453,822	$4,007,107	$—	$242,460,929
Forward Foreign Currency Contracts	—	287,549	—	287,549
Total Assets	$238,453,822	$4,294,656	$—	$242,748,478
Liabilities:
Forward Foreign Currency Contracts	—	(64,380)	—	(64,380)
Total Liabilities	$—	$(64,380)	$—	$(64,380)
Total	$238,453,822	$4,230,276	$—	$242,684,098

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$287,549
Total		$287,549

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(64,380)
Total		$(64,380)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$974,892
Total	$974,892

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(204,041)
Total	$(204,041)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$287,549	$—	$287,549
Total	$287,549	$—	$287,549

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Barclays Bank PLC	$26,743	$(14,496)	$—	$12,247
Canadian Imperial Bank of Commerce	65,865	(17,683)	—	48,182
Deutsche Bank Securities, Inc.	65,583	(16,852)	—	48,731
Goldman Sachs International	65,149	(15,349)	—	49,800
Royal Bank of Canada	64,209	—	—	64,209
Total	$287,549	$(64,380)	$—	$223,169

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(64,380)	$—	$(64,380)
Total	$(64,380)	$—	$(64,380)

Amounts designated as “—” are zero.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$(14,496)	$14,496	$—	$—
Canadian Imperial Bank of Commerce	(17,683)	17,683	—	—
Deutsche Bank Securities, Inc.	(16,852)	16,852	—	—
Goldman Sachs International	(15,349)	15,349	—	—
Total	$(64,380)	$64,380	$—	$—

Amounts designated as “—” are zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Invesco Advisers, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.68%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $66,548 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $482.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $189,399.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $21,332,093 and sales of $22,808,975 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $1,118 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$187,052,320	$62,151,225	$(6,742,616)	$55,408,609

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

24

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

25

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

36

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

37

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund

SAR-EM 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation†

Common Stocks	93.9%
Preferred Stocks	3.8%
Exchange Traded Fund	1.1%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Banks	23.4%
Technology Hardware, Storage & Peripherals	9.0%
Oil, Gas & Consumable Fuels	8.7%
Wireless Telecommunication Services	5.6%
Internet Software & Services	5.6%
Food & Staples Retailing	3.2%
Diversified Financial Services	2.9%
Pharmaceuticals	2.9%
Metals & Mining	2.4%
Food Products	2.1%
Other Industries	34.2%
100.0%
Top Holdings††

Samsung Electronics Co., Ltd.	5.5%
Tencent Holdings Ltd.	5.5%
China Construction Bank Corp., H Shares	3.5%
China Mobile Ltd.	3.0%
Agricultural Bank of China Ltd., H Shares	2.2%
CNOOC Ltd.	2.1%
Pegatron Corp.	2.0%
Fubon Financial Holding Co., Ltd.	1.9%
HCL Technologies Ltd.	1.8%
Lenovo Group Ltd.	1.7%
Other Holdings	70.8%
100.0%

Top Countries††

China	22.1%
South Korea	13.6%
India	9.7%
Taiwan	8.3%
Brazil	7.1%
Hong Kong	7.1%
Russia	5.1%
Thailand	4.8%
Turkey	4.8%
South Africa	4.4%
Other Countries	13.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	996.40	5.74	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.04	5.81	1.16
Class II Shares	Actual	(a)	1,000.00	994.50	7.32	1.48
	Hypothetical	(a)(b)	1,000.00	1,017.46	7.40	1.48
Class Y Shares	Actual	(a)	1,000.00	996.40	5.25	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.54	5.31	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund

Common Stocks 93.9%

	Shares	Market Value

BRAZIL 3.3%
Aerospace & Defense 0.6%
Embraer SA, ADR	29,220	$885,074

Diversified Financial Services 0.6%
Grupo BTG Pactual	83,200	765,073

Food & Staples Retailing 0.6%
Raia Drogasil SA	54,700	705,148

Food Products 0.4%
JBS SA	99,700	524,619

Media 0.5%
Multiplus SA	51,500	621,160

Water Utilities 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	137,300	728,651

		4,229,725

CHINA 21.9%
Air Freight & Logistics 1.3%
Sinotrans Ltd., H Shares	2,492,000	1,659,258

Airlines 0.7%
Air China Ltd., H Shares (a)	808,000	913,118

Automobiles 0.6%
Great Wall Motor Co., Ltd., H Shares (a)	163,000	794,991

Banks 6.5%
Agricultural Bank of China Ltd., H Shares*	5,206,000	2,796,737
China Construction Bank Corp., H Shares	4,846,000	4,420,308
Industrial & Commercial Bank of China Ltd., H Shares	1,177,000	933,980

		8,151,025

Electronic Equipment, Instruments & Components 0.6%
Sunny Optical Technology Group Co., Ltd.	369,000	803,202

Health Care Providers & Services 0.8%
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	379,500	1,055,994

Internet Software & Services 5.5%
Tencent Holdings Ltd.	345,000	6,898,804

Life Sciences Tools & Services 0.4%
WuXi PharmaTech Cayman Inc., ADR*	13,426	567,383

Oil, Gas & Consumable Fuels 2.1%
CNOOC Ltd.	1,886,000	2,675,248

Pharmaceuticals 0.8%
Sihuan Pharmaceutical Holdings Group Ltd. (a)	1,762,000	1,002,434

Technology Hardware, Storage & Peripherals 1.7%
Lenovo Group Ltd.	1,572,000	2,173,392

Textiles, Apparel & Luxury Goods 0.9%
Anta Sports Products Ltd.	472,000	1,144,752

		27,839,601

Common Stocks (continued)

	Shares	Market Value

COLOMBIA 1.0%
Banks 1.0%
Bancolombia SA, ADR	18,642	$801,606
Grupo Aval Acciones y Valores SA, ADR	55,116	539,586

		1,341,192

HONG KONG 7.0%
Electronic Equipment, Instruments & Components 0.9%
PAX Global Technology Ltd.*	797,000	1,141,633

Household Durables 0.8%
Haier Electronics Group Co., Ltd.*	367,000	988,145

Independent Power and Renewable Electricity Producers 0.8%
China Resources Power Holdings Co., Ltd.	348,000	969,890

Real Estate Management & Development 1.3%
China Overseas Land & Investment Ltd.	468,000	1,647,415

Transportation Infrastructure 0.4%
COSCO Pacific Ltd.	353,288	478,950

Wireless Telecommunication Services 2.8%
China Mobile Ltd.	294,000	3,761,411

		8,987,444

HUNGARY 0.6%
Pharmaceuticals 0.6%
Richter Gedeon Nyrt	50,885	764,379

INDIA 9.6%
Automobiles 1.2%
Tata Motors Ltd.	217,458	1,473,467

Banks 1.7%
State Bank of India	254,985	1,050,695
Yes Bank Ltd.	80,654	1,067,575

		2,118,270

Chemicals 1.0%
UPL Ltd.	157,441	1,322,239

Information Technology Services 1.7%
HCL Technologies Ltd.	157,116	2,269,275

Media 0.7%
Dish TV India Ltd.*	545,457	910,442

Oil, Gas & Consumable Fuels 0.9%
Oil & Natural Gas Corp., Ltd.	227,913	1,106,381

Pharmaceuticals 1.5%
Aurobindo Pharma Ltd.	82,908	1,889,519

Wireless Telecommunication Services 0.9%
Bharti Infratel Ltd.	169,450	1,187,889

		12,277,482

INDONESIA 1.5%
Banks 1.1%
Bank Negara Indonesia Persero Tbk PT	3,511,200	1,392,058

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDONESIA (continued)
Machinery 0.4%
United Tractors Tbk PT	341,700	$521,135

		1,913,193

MALAYSIA 1.0%
Banks 1.0%
Malayan Banking Bhd	545,100	1,319,908

MEXICO 2.9%
Beverages 0.8%
Arca Continental SAB de CV	188,100	1,068,702

Food & Staples Retailing 1.7%
Wal-Mart de Mexico SAB de CV	874,600	2,127,309

Food Products 0.4%
Gruma SAB de CV, Class B	42,400	544,840

Transportation Infrastructure 0.0%†
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,200	8,224

		3,749,075

PERU 1.6%
Banks 1.6%
Credicorp Ltd.	15,137	2,102,832

PHILIPPINES 0.9%
Banks 0.9%
Metropolitan Bank & Trust Co.	571,623	1,191,465

POLAND 1.2%
Metals & Mining 1.2%
KGHM Polska Miedz SA	54,629	1,547,387

RUSSIA 5.0%
Banks 1.2%
Sberbank of Russia, ADR	286,188	1,519,658

Metals & Mining 1.2%
MMC Norilsk Nickel PJSC, ADR	86,889	1,472,769

Oil, Gas & Consumable Fuels 2.6%
Lukoil OAO, ADR	38,492	1,728,676
Rosneft OAO, GDR Reg. S	411,857	1,699,986

		3,428,662

		6,421,089

SOUTH AFRICA 4.3%
Banks 1.2%
Barclays Africa Group Ltd.	105,711	1,589,177

Food & Staples Retailing 0.4%
Clicks Group Ltd.	71,911	531,837

Health Care Providers & Services 0.5%
Mediclinic International Ltd.	77,008	647,354

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Industrial Conglomerates 1.5%
Bidvest Group Ltd. (The)	72,372	$1,831,246

Specialty Retail 0.7%
Foschini Group Ltd. (The)	69,720	911,393

		5,511,007

SOUTH KOREA 13.6%
Banks 1.4%
DGB Financial Group, Inc.	79,716	834,838
Hana Financial Group, Inc.	36,380	946,084

		1,780,922

Capital Markets 0.8%
Korea Investment Holdings Co., Ltd.	18,954	1,079,756

Commercial Services & Supplies 0.4%
S-1 Corp.	7,852	552,028

Containers & Packaging 0.8%
Sansung Life & Science Co., Ltd.*	10,389	962,892

Electric Utilities 1.7%
Korea Electric Power Corp.	52,509	2,146,311

Electronic Equipment, Instruments & Components 0.6%
LG Display Co., Ltd.	32,803	757,376

Food Products 0.7%
CJ CheilJedang Corp.	2,195	867,098

Household Products 0.6%
LG Household & Health Care Ltd.	1,076	745,877

Technology Hardware, Storage & Peripherals 5.5%
Samsung Electronics Co., Ltd.	6,151	6,978,841

Wireless Telecommunication Services 1.1%
SK Telecom Co., Ltd.	6,057	1,355,292

		17,226,393

TAIWAN 8.2%
Banks 1.0%
CTBC Financial Holding Co., Ltd.	1,702,000	1,340,613

Diversified Financial Services 1.9%
Fubon Financial Holding Co., Ltd.	1,192,700	2,370,356

Insurance 1.1%
China Life Insurance Co., Ltd.	1,424,834	1,457,911

Semiconductors & Semiconductor Equipment 1.4%
Advanced Semiconductor Engineering, Inc.	1,109,000	1,502,591
Powertech Technology, Inc.	121,000	261,824

		1,764,415

Technology Hardware, Storage & Peripherals 2.0%
Pegatron Corp.	857,000	2,507,536

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN (continued)
Textiles, Apparel & Luxury Goods 0.8%
Eclat Textile Co., Ltd.	66,000	$1,082,945

		10,523,776

THAILAND 4.8%
Beverages 1.0%
Thai Beverage PCL	2,176,500	1,236,275

Chemicals 0.6%
PTT Global Chemical PCL	404,236	826,901

Diversified Financial Services 0.4%
Jasmine Broadband Internet Infrastructure Fund, Class F	1,922,600	557,163

Food Products 0.6%
Thai Union Frozen Products PCL	1,208,900	778,682

Oil, Gas & Consumable Fuels 1.5%
PTT PCL	75,000	794,952
Thai Oil PCL	625,000	1,015,395

		1,810,347

Wireless Telecommunication Services 0.7%
Advanced Info Service PCL	126,650	897,481

		6,106,849

TURKEY 4.7%
Banks 1.6%
Turkiye Halk Bankasi A/S	458,255	2,111,003

Oil, Gas & Consumable Fuels 1.6%
Tupras Turkiye Petrol Rafinerileri A/S*	80,484	2,038,948

Real Estate Investment Trusts (REITs) 0.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,070,517	1,102,351

Transportation Infrastructure 0.6%
TAV Havalimanlari Holding A/S	90,147	765,305

		6,017,607

UNITED ARAB EMIRATES 0.8%
Real Estate Management & Development 0.8%
Emaar Properties PJSC	457,170	971,918

Total Common Stocks (cost $119,934,788)		120,042,322

Preferred Stocks 3.8%
BRAZIL 3.8%
Banks 2.7%
Banco Bradesco SA — Preference Shares	148,800	1,363,996
Banco do Estado do Rio Grande do Sul SA — Preference Shares, Class B	100,400	287,724
Itau Unibanco Holding SA — Preference Shares	162,218	1,785,437

		3,437,157

Preferred Stocks (continued)

	Shares	Market Value

BRAZIL (continued)
Diversified Telecommunication Services 0.7%
Telefonica Brasil SA — Preference Shares	67,400	$944,307

Food & Staples Retailing 0.4%
Cia Brasileira de Distribuicao — Preference Shares	20,400	480,949

Total Preferred Stocks (cost $6,542,913)		4,862,413

Exchange Traded Fund 1.1%
UNITED STATES 1.1%
iShares MSCI Emerging Markets ETF	36,914	1,462,533

Total Exchange Traded Fund (cost $1,486,859)		1,462,533

Total Investments (cost $127,964,560) (b) — 98.8%		126,367,268
Other assets in excess of liabilities — 1.2%		1,569,906

NET ASSETS — 100.0%		$127,937,174

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

A/S	Minimum Capital Public Traded Company

Bhd	Public Limited Company

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

OAO	Joint Stock Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund (Continued)

pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund
Assets:
Investments, at value (cost $127,964,560)	$126,367,268
Cash	5,399,894
Foreign currencies, at value (cost $917,003)	912,862
Dividends receivable	664,634
Receivable for investments sold	4,790,234
Receivable for capital shares issued	2,743
Receivable for capital gain country tax	6,933
Prepaid expenses	750

Total Assets	138,145,318

Liabilities:
Payable for investments purchased	9,894,965
Payable for capital shares redeemed	28,533
Accrued expenses and other payables:
Investment advisory fees	96,349
Fund administration fees	8,764
Distribution fees	13,160
Administrative servicing fees	16,750
Accounting and transfer agent fees	836
Deferred capital gain country tax	125,969
Custodian fees	204
Compliance program costs (Note 3)	124
Professional fees	11,874
Printing fees	10,540
Other	76

Total Liabilities	10,208,144

Net Assets	$127,937,174

Represented by:
Capital	$149,238,381
Accumulated undistributed net investment income	1,574,793
Accumulated net realized losses from investments and foreign currency transactions	(21,141,641)
Net unrealized appreciation/(depreciation) from investments†	(1,723,261)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(11,098)

Net Assets	$127,937,174

†	Net of $125,969 of deferred capital gain country tax.

9

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund
Net Assets:
Class I Shares	$64,913,549
Class II Shares	62,931,363
Class Y Shares	92,262

Total	$127,937,174

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,919,545
Class II Shares	5,826,426
Class Y Shares	8,400

Total	11,754,371

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.97
Class II Shares	$10.80
Class Y Shares	$10.98

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$1,965,848
Interest income	729
Foreign tax withholding	(176,706)

Total Income	1,789,871

EXPENSES:
Investment advisory fees	618,386
Fund administration fees	53,553
Distribution fees Class II Shares	77,145
Administrative servicing fees Class I Shares	36,629
Administrative servicing fees Class II Shares	52,050
Professional fees	25,215
Printing fees	11,134
Trustee fees	1,847
Custodian fees	3,191
Accounting and transfer agent fees	3,675
Compliance program costs (Note 3)	248
Other	2,981

Total expenses before fees waived	886,054

Investment advisory fees waived (Note 3)	(32,319)

Net Expenses	853,735

NET INVESTMENT INCOME	936,136

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(5,516,712)
Net realized losses from foreign currency transactions (Note 2)	(91,438)

Net realized losses from investments and foreign currency transactions	(5,608,150)

Net change in unrealized appreciation/(depreciation) from investments††	3,751,423
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(11,894)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,739,529

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(1,868,621)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(932,485)

†	Net of capital gain country taxes of $57,759.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $49,524.

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$936,136	$1,527,931
Net realized gains/(losses) from investments and foreign currency transactions	(5,608,150)	3,786,680
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,739,529	(13,310,308)

Change in net assets resulting from operations	(932,485)	(7,995,697)

Distributions to Shareholders From:
Net investment income:
Class I	–	(724,049)
Class II	–	(571,501)
Class III (a)	–	(295,017)
Class VI (b)	–	(233,160)
Class Y	–	(778	)(c)

Change in net assets from shareholder distributions	–	(1,824,505)

Change in net assets from capital transactions	(2,262,181)	(3,082,540)

Change in net assets	(3,194,666)	(12,902,742)

Net Assets:
Beginning of period	131,131,840	144,034,582

End of period	$127,937,174	$131,131,840

Accumulated undistributed net investment income at end of period	$1,574,793	$638,657

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,175,290	$6,911,163
Proceeds from shares issued from class conversion	–	63,184,949
Dividends reinvested	–	724,049
Cost of shares redeemed	(8,327,944)	(14,244,699)

Total Class I Shares	(4,152,654)	56,575,462

Class II Shares
Proceeds from shares issued	9,160,308	9,312,711
Proceeds from shares issued from class conversion	–	59,156,605
Dividends reinvested	–	571,501
Cost of shares redeemed	(7,277,209)	(5,819,462)

Total Class II Shares	1,883,099	63,221,355

Class III Shares (a)
Proceeds from shares issued	–	2,500,931
Dividends reinvested	–	295,017
Cost of shares redeemed in class conversion	–	(63,184,949)
Cost of shares redeemed	–	(6,057,080)

Total Class III Shares	–	(66,446,081)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.
(c)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

12

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class VI Shares (b)
Proceeds from shares issued	$–	$3,850,652
Dividends reinvested	–	233,160
Cost of shares redeemed in class conversion	–	(59,156,605)
Cost of shares redeemed	–	(1,452,196)

Total Class VI Shares	–	(56,524,989)

Class Y Shares
Proceeds from shares issued	9,251	119,692	(c)
Dividends reinvested	–	778	(c)
Cost of shares redeemed	(1,877)	(28,757	)(c)

Total Class Y Shares	7,374	91,713	(c)

Change in net assets from capital transactions	$(2,262,181)	$(3,082,540)

SHARE TRANSACTIONS:
Class I Shares
Issued	369,956	583,262
Issued in class conversion	–	5,546,967
Reinvested	–	58,429
Redeemed	(737,822)	(1,204,428)

Total Class I Shares	(367,866)	4,984,230

Class II Shares
Issued	799,793	781,937
Issued in class conversion	–	5,254,908
Reinvested	–	46,451
Redeemed	(664,531)	(497,908)

Total Class II Shares	135,262	5,585,388

Class III Shares (a)
Issued	–	222,039
Reinvested	–	25,389
Redeemed in class conversion	–	(5,556,528)
Redeemed	–	(540,017)

Total Class III Shares	–	(5,849,117)

Class VI Shares (b)
Issued	–	340,874
Reinvested	–	20,152
Redeemed in class conversion	–	(5,222,250)
Redeemed	–	(130,111)

Total Class VI Shares	–	(4,991,335)

Class Y Shares
Issued	837	10,084	(c)
Reinvested	–	63	(c)
Redeemed	(160)	(2,424	)(c)

Total Class Y Shares	677	7,723	(c)

Total change in shares	(231,927)	(263,111)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.
(c)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.01	0.09	(0.13)	(0.04)	–	–	–	$10.97	(0.36%	)	$64,913,549	1.16%	1.55%	1.21%	60.29%
Year Ended December 31, 2014 (e)	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	–	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.05%
Year Ended December 31, 2013 (e)	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	–	$11.80	0.66%	(f)	$15,371,041	1.19%	1.37%	1.25%	78.72%
Year Ended December 31, 2012 (e)	$10.16	0.15	1.61	1.76	(0.06)	(0.06)	–	$11.86	17.22%		$20,901,248	1.20%	1.38%	1.25%	68.20%
Year Ended December 31, 2011 (e)	$13.19	0.13	(3.08)	(2.95)	(0.08)	(0.08)	–	$10.16	(22.37%	)	$19,667,663	1.22%	1.07%	1.23%	119.54%
Year Ended December 31, 2010 (e)	$11.36	0.08	1.76	1.84	(0.01)	(0.01)	–	$13.19	16.17%		$44,965,055	1.19%	0.70%	1.19%	135.63%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.86	0.07	(0.13)	(0.06)	–	–	–	$10.80	(0.55%	)	$62,931,363	1.48%	1.32%	1.53%	60.29%
Year Ended December 31, 2014 (e)	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	–	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.05%
Year Ended December 31, 2013 (e)	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	–	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%
Year Ended December 31, 2012 (e)	$10.04	0.12	1.59	1.71	(0.03)	(0.03)	–	$11.72	16.99%		$1,442,757	1.45%	1.12%	1.50%	68.20%
Year Ended December 31, 2011 (e)	$13.04	0.11	(3.05)	(2.94)	(0.06)	(0.06)	–	$10.04	(22.60%	)	$1,699,906	1.48%	0.90%	1.49%	119.54%
Year Ended December 31, 2010 (e)	$11.25	0.05	1.74	1.79	–	–	–	$13.04	15.91%		$2,748,446	1.44%	0.45%	1.44%	135.63%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.02	0.10	(0.14)	(0.04)	–	–	–	$10.98	(0.36%	)	$92,262	1.06%	1.72%	1.11%	60.29%
Period Ended December 31, 2014 (e)(g)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	–	$11.02	(2.72%	)	$85,126	1.06%	1.62%	1.11%	83.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)  Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$885,074	$—	$—	$885,074
Air Freight & Logistics	—	1,659,258	—	1,659,258
Airlines	—	913,118	—	913,118
Automobiles	—	2,268,458	—	2,268,458
Banks	4,963,682	20,994,441	—	25,958,123
Beverages	1,068,702	1,236,275	—	2,304,977
Capital Markets	—	1,079,756	—	1,079,756
Chemicals	—	2,149,140	—	2,149,140
Commercial Services & Supplies	—	552,028	—	552,028
Containers & Packaging	—	962,892	—	962,892
Diversified Financial Services	1,322,236	2,370,356	—	3,692,592
Electric Utilities	—	2,146,311	—	2,146,311
Electronic Equipment, Instruments & Components	—	2,702,211	—	2,702,211
Food & Staples Retailing	2,832,457	531,837	—	3,364,294
Food Products	1,848,141	867,098	—	2,715,239
Health Care Providers & Services	—	1,703,348	—	1,703,348
Household Durables	—	988,145	—	988,145
Household Products	—	745,877	—	745,877
Independent Power and Renewable Electricity Producers	—	969,890	—	969,890
Industrial Conglomerates	—	1,831,246	—	1,831,246
Information Technology Services	2,269,275	—	—	2,269,275
Insurance	—	1,457,911	—	1,457,911
Internet Software & Services	—	6,898,804	—	6,898,804
Life Sciences Tools & Services	567,383	—	—	567,383
Machinery	—	521,135	—	521,135
Media	621,160	910,442	—	1,531,602
Metals & Mining	1,472,769	1,547,387	—	3,020,156
Oil, Gas & Consumable Fuels	3,539,023	7,520,563	—	11,059,586
Pharmaceuticals	—	3,656,332	—	3,656,332
Real Estate Investment Trusts (REITs)	—	1,102,351	—	1,102,351
Real Estate Management & Development	—	2,619,333	—	2,619,333
Semiconductors & Semiconductor Equipment	—	1,764,415	—	1,764,415
Specialty Retail	—	911,393	—	911,393
Technology Hardware, Storage & Peripherals	—	11,659,769	—	11,659,769
Textiles, Apparel & Luxury Goods	1,144,752	1,082,945	—	2,227,697
Transportation Infrastructure	8,224	1,244,255	—	1,252,479
Water Utilities	728,651	—	—	728,651
Wireless Telecommunication Services	897,481	6,304,592	—	7,202,073
Total Common Stocks	$24,169,010	$95,873,312	$—	$120,042,322
Exchange Traded Fund	1,462,533	—	—	1,462,533
Preferred Stocks	4,862,413	—	—	4,862,413
Total	$30,493,956	$95,873,312	$—	$126,367,268

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

(a)	During the six months ended June 30, 2015, there were four transfers of common stock investments from Level 2 to Level 1 with a market value of $4,468,050. As of June 30, 2015, the market value of these common stock investments was $5,106,460.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)  Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)  Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)  Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)  Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)  Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $11,020, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $21,299, for which NFA shall not be entitled to later seek recoupment.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.95%, and after contractual and voluntary fee waivers was 0.93% and 0.92%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the Fund had no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $53,553 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $248.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $88,679.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.11% and 0.17% for Class I and Class II shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $2,046.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $78,363,695 and sales of $80,301,416 (excluding short-term securities).

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $2,646 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$128,599,744	$9,141,710	$(11,374,186)	$(2,232,476)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

22

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

23

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

24

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

25

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

26

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

27

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

35

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

36

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

37

Semiannual Report

June 30, 2015 (Unaudited)

American Century NVIT Growth Fund

SAR-GR 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	American Century NVIT Growth Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreement	0.8%
Exchange Traded Fund	0.3%
Liabilities in excess of other assets††	0.0%
100.0%

Top Industries†††

Information Technology Services	7.5%
Technology Hardware, Storage & Peripherals	7.0%
Biotechnology	6.8%
Software	6.8%
Specialty Retail	6.2%
Media	6.0%
Pharmaceuticals	5.9%
Internet Software & Services	5.6%
Aerospace & Defense	4.1%
Machinery	4.1%
Other Industries*	40.0%
100.0%

Top Holdings†††

Apple, Inc.	6.3%
Visa, Inc., Class A	4.2%
Facebook, Inc., Class A	3.0%
PepsiCo, Inc.	2.9%
Comcast Corp., Class A	2.9%
Walt Disney Co. (The)	2.6%
Gilead Sciences, Inc.	2.2%
Expedia, Inc.	2.2%
Biogen, Inc.	2.1%
Boeing Co. (The)	2.1%
Other Holdings*	69.5%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

3

Shareholder Expense Example	American Century NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,035.40	4.24	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.63	4.21	0.84
Class II Shares	Actual	(a)	1,000.00	1,034.40	5.50	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.39	5.46	1.09
Class IV Shares	Actual	(a)	1,000.00	1,035.40	4.24	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.63	4.21	0.84

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

American Century NVIT Growth Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 4.1%
Boeing Co. (The)	29,688	$4,118,319
Lockheed Martin Corp.	21,261	3,952,420

		8,070,739

Airlines 0.6%
Alaska Air Group, Inc. (a)	17,542	1,130,231

Beverages 2.9%
PepsiCo, Inc.	61,571	5,747,037

Biotechnology 6.8%
Alexion Pharmaceuticals, Inc.*	14,490	2,619,357
Biogen, Inc.*	10,389	4,196,533
Gilead Sciences, Inc.	36,405	4,262,297
Incyte Corp.*	9,171	955,710
Regeneron Pharmaceuticals, Inc.*	2,535	1,293,180

		13,327,077

Capital Markets 1.0%
Franklin Resources, Inc.	39,229	1,923,398

Chemicals 2.8%
Dow Chemical Co. (The)	39,498	2,021,112
PPG Industries, Inc.	12,694	1,456,256
Sherwin-Williams Co. (The)	7,290	2,004,896

		5,482,264

Communications Equipment 1.3%
Cisco Systems, Inc.	45,230	1,242,016
QUALCOMM, Inc.	20,009	1,253,164

		2,495,180

Electrical Equipment 0.5%
Generac Holdings, Inc.* (a)	24,827	986,873

Energy Equipment & Services 0.8%
Halliburton Co.	35,388	1,524,161

Food & Staples Retailing 0.7%
Kroger Co. (The)	18,319	1,328,311

Food Products 1.9%
ConAgra Foods, Inc.	21,918	958,255
Mead Johnson Nutrition Co.	31,065	2,802,684

		3,760,939

Health Care Equipment & Supplies 2.7%
C.R. Bard, Inc.	7,271	1,241,160
Cooper Cos., Inc. (The)	2,366	421,077
DENTSPLY International, Inc.	30,760	1,585,678
Intuitive Surgical, Inc.*	4,020	1,947,690

		5,195,605

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 2.3%
Cardinal Health, Inc.	17,911	$1,498,255
Express Scripts Holding Co.*	34,179	3,039,880

		4,538,135

Health Care Technology 0.6%
Cerner Corp.*	16,432	1,134,794

Hotels, Restaurants & Leisure 1.9%
Chipotle Mexican Grill, Inc.* (a)	2,876	1,739,951
Las Vegas Sands Corp. (a)	24,689	1,297,901
Marriott International, Inc., Class A	9,179	682,826

		3,720,678

Household Products 0.6%
Church & Dwight Co., Inc.	15,500	1,257,515

Industrial Conglomerates 1.8%
3M Co.	22,624	3,490,883

Information Technology Services 7.5%
Alliance Data Systems Corp.*	7,725	2,255,236
Cognizant Technology Solutions Corp., Class A*	25,208	1,539,957
Fiserv, Inc.* (a)	22,193	1,838,246
Teradata Corp.*	21,672	801,864
Visa, Inc., Class A	121,290	8,144,624

		14,579,927

Insurance 1.0%
Aflac, Inc.	10,475	651,545
American International Group, Inc.	19,802	1,224,160

		1,875,705

Internet & Catalog Retail 3.2%
Amazon.com, Inc.*	4,572	1,984,660
Expedia, Inc.	38,660	4,227,471

		6,212,131

Internet Software & Services 5.6%
Facebook, Inc., Class A*	68,926	5,911,438
Google, Inc., Class A*	3,966	2,141,799
LinkedIn Corp., Class A*	6,330	1,307,968
Pandora Media, Inc.*	62,915	977,699
Yelp, Inc.* (a)	14,462	622,300

		10,961,204

Life Sciences Tools & Services 1.6%
Illumina, Inc.*	7,382	1,611,933
Mettler-Toledo International, Inc.* (a)	2,243	765,895
Waters Corp.*	6,333	813,031

		3,190,859

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 4.1%
Caterpillar, Inc. (a)	41,667	$3,534,195
Parker-Hannifin Corp. (a)	14,041	1,633,390
WABCO Holdings, Inc.* (a)	10,882	1,346,321
Wabtec Corp.	16,009	1,508,688

		8,022,594

Media 6.0%
Comcast Corp., Class A	94,139	5,661,520
Sirius XM Holdings, Inc.*	278,180	1,037,611
Walt Disney Co. (The)	43,764	4,995,223

		11,694,354

Multiline Retail 1.9%
Dollar Tree, Inc.*	20,769	1,640,543
Macy’s, Inc.	31,602	2,132,187

		3,772,730

Oil, Gas & Consumable Fuels 0.7%
Concho Resources, Inc.* (a)	12,304	1,400,933

Personal Products 0.7%
Estee Lauder Cos., Inc. (The), Class A	15,942	1,381,534

Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	37,335	2,484,271
Jazz Pharmaceuticals PLC*	4,189	737,557
Johnson & Johnson	31,128	3,033,735
Perrigo Co. PLC	7,390	1,365,894
Pfizer, Inc.	60,018	2,012,403
Teva Pharmaceutical Industries Ltd.,ADR-IL	13,718	810,734
Zoetis, Inc.	22,535	1,086,638

		11,531,232

Real Estate Investment Trusts (REITs) 0.8%
Simon Property Group, Inc.	9,412	1,628,464

Road & Rail 1.8%
Union Pacific Corp.	36,414	3,472,803

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	9,716	497,459
Maxim Integrated Products, Inc.	33,797	1,168,531
Skyworks Solutions, Inc.	8,916	928,156
Xilinx, Inc.	29,002	1,280,728

		3,874,874

Software 6.8%
Adobe Systems, Inc.*	22,444	1,818,188
Electronic Arts, Inc.*	26,793	1,781,735
Intuit, Inc.	37,082	3,736,753
NetSuite, Inc.* (a)	10,859	996,313
Oracle Corp.	93,966	3,786,830
Splunk, Inc.* (a)	16,502	1,148,869

		13,268,688

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 6.2%
Bed Bath & Beyond, Inc.*	37,300	$2,572,954
Gap, Inc. (The) (a)	21,590	824,090
O’Reilly Automotive, Inc.* (a)	16,312	3,686,186
Ross Stores, Inc.	39,879	1,938,518
TJX Cos., Inc. (The)	46,773	3,094,970

		12,116,718

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	97,542	12,234,205
EMC Corp.	57,884	1,527,559

		13,761,764

Tobacco 1.3%
Philip Morris International, Inc.	31,389	2,516,456

Wireless Telecommunication Services 1.5%
SBA Communications Corp., Class A*	25,033	2,878,044

Total Common Stocks (cost $171,934,380)		193,254,834

Exchange Traded Fund 0.3%
Exchange Traded Fund 0.3%
iShares Russell 1000 Growth ETF	4,937	488,812

Total Exchange Traded Fund (cost $497,623)		488,812

Repurchase Agreement 0.8%

	Principal Amount

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $1,621,143, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $1,653,559. (b)(c)	$1,621,136	1,621,136

Total Repurchase Agreement (cost $1,621,136)		1,621,136

Total Investments (cost $174,053,139) (d) — 100.0%		195,364,782
Liabilities in excess of other assets — 0.0%†		(59,795)

NET ASSETS — 100.0%		$195,304,987

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $20,493,660.

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Growth Fund (Continued)

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $1,621,136, which was collateralized by a repurchase agreement with a value of $1,621,136 and $19,540,614 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from 07/16/15 - 02/15/45, a total value of $21,161,750.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

IL	Israel

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Century NVIT Growth Fund
Assets:
Investments, at value* (cost $172,432,003)	$193,743,646
Repurchase agreement, at value (cost $1,621,136)	1,621,136

Total Investments, at value (total cost $174,053,139)	195,364,782

Cash	2,551,239
Foreign currencies, at value (cost $922)	944
Dividends receivable	116,838
Security lending income receivable	1,476
Receivable for investments sold	5,123,545
Receivable for capital shares issued	52,665
Prepaid expenses	1,223

Total Assets	203,212,712

Liabilities:
Payable for investments purchased	6,020,454
Payable for capital shares redeemed	95,829
Payable upon return of securities loaned (Note 2)	1,621,136
Accrued expenses and other payables:
Investment advisory fees	95,269
Fund administration fees	9,963
Distribution fees	11,741
Administrative servicing fees	26,597
Accounting and transfer agent fees	82
Custodian fees	973
Compliance program costs (Note 3)	167
Professional fees	12,962
Printing fees	12,468
Other	84

Total Liabilities	7,907,725

Net Assets	$195,304,987

Represented by:
Capital	$139,309,341
Accumulated undistributed net investment income	478,037
Accumulated net realized gains from investments and foreign currency transactions	34,205,944
Net unrealized appreciation/(depreciation) from investments	21,311,643
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	22

Net Assets	$195,304,987

*	Includes value of securities on loan of $20,493,660 (Note 2)

8

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Growth Fund
Net Assets:
Class I Shares	$113,587,761
Class II Shares	56,802,288
Class IV Shares	24,914,938

Total	$195,304,987

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,917,745
Class II Shares	3,777,628
Class IV Shares	1,078,794

Total	9,774,167

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$23.10
Class II Shares	$15.04
Class IV Shares	$23.10

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Century NVIT Growth Fund
INVESTMENT INCOME:
Dividend income	$1,319,254
Income from securities lending (Note 2)	5,692
Interest income	763

Total Income	1,325,709

EXPENSES:
Investment advisory fees	585,808
Fund administration fees	60,529
Distribution fees Class II Shares	68,887
Administrative servicing fees Class I Shares	86,266
Administrative servicing fees Class II Shares	41,790
Administrative servicing fees Class IV Shares	18,854
Professional fees	14,728
Printing fees	11,625
Trustee fees	2,786
Custodian fees	3,626
Accounting and transfer agent fees	442
Compliance program costs (Note 3)	378
Other	3,544

Total expenses before fees waived	899,263

Investment advisory fees waived (Note 3)	(14,645)

Net Expenses	884,618

NET INVESTMENT INCOME	441,091

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,142,257
Net realized losses from foreign currency transactions (Note 2)	(273)

Net realized gains from investments and foreign currency transactions	7,141,984

Net change in unrealized appreciation/(depreciation) from investments	(937,877)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	190

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(937,687)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	6,204,297

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,645,388

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Century NVIT Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$441,091	$729,343
Net realized gains from investments and foreign currency transactions	7,141,984	32,310,413
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(937,687)	(13,675,745)

Change in net assets resulting from operations	6,645,388	19,364,011

Distributions to Shareholders From:
Net investment income:
Class I	–	(394,861)
Class II	–	(217,144)
Class IV	–	(86,061)

Change in net assets from shareholder distributions	–	(698,066)

Change in net assets from capital transactions	(5,146,174)	584,014

Change in net assets	1,499,214	19,249,959

Net Assets:
Beginning of period	193,805,773	174,555,814

End of period	$195,304,987	$193,805,773

Accumulated undistributed net investment income at end of period	$478,037	$36,946

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,508,751	$6,327,883
Dividends reinvested	–	394,861
Cost of shares redeemed	(6,754,627)	(14,352,770)

Total Class I Shares	(5,245,876)	(7,630,026)

Class II Shares
Proceeds from shares issued	8,702,731	15,969,427
Dividends reinvested	–	217,144
Cost of shares redeemed	(7,455,210)	(5,480,829)

Total Class II Shares	1,247,521	10,705,742

Class IV Shares
Proceeds from shares issued	170,509	524,699
Dividends reinvested	–	86,061
Cost of shares redeemed	(1,318,328)	(3,102,462)

Total Class IV Shares	(1,147,819)	(2,491,702)

Change in net assets from capital transactions	$(5,146,174)	$584,014

11

Statements of Changes in Net Assets (Continued)

	American Century NVIT Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	65,752	300,429
Reinvested	–	18,098
Redeemed	(292,981)	(686,452)

Total Class I Shares	(227,229)	(367,925)

Class II Shares
Issued	586,307	1,153,436
Reinvested	–	15,271
Redeemed	(508,201)	(407,529)

Total Class II Shares	78,106	761,178

Class IV Shares
Issued	7,428	25,021
Reinvested	–	3,946
Redeemed	(57,539)	(146,734)

Total Class IV Shares	(50,111)	(117,767)

Total change in shares	(199,234)	275,486

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$22.31	0.06	0.73	0.79	–	–	$23.10	3.54%		$113,587,761	0.84%	0.52%	0.85%	34.61%
Year Ended December 31, 2014 (e)	$20.11	0.10	2.18	2.28	(0.08)	(0.08)	$22.31	11.33%		$114,808,351	0.84%	0.47%	0.85%	119.98%
Year Ended December 31, 2013 (e)	$15.60	0.12	4.51	4.63	(0.12)	(0.12)	$20.11	29.74%		$110,854,984	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012 (e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%		$95,949,532	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011 (e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69%	)	$92,462,025	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010 (e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%		$103,647,734	0.90%	0.51%	0.90%	144.93%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.54	0.02	0.48	0.50	–	–	$15.04	3.44%		$56,802,288	1.09%	0.27%	1.10%	34.61%
Year Ended December 31, 2014 (e)	$13.15	0.03	1.42	1.45	(0.06)	(0.06)	$14.54	11.04%		$53,808,804	1.09%	0.22%	1.10%	119.98%
Year Ended December 31, 2013 (e)	$10.25	0.05	2.96	3.01	(0.11)	(0.11)	$13.15	29.41%		$38,635,769	1.10%	0.40%	1.12%	80.68%
Year Ended December 31, 2012 (e)	$9.08	0.06	1.19	1.25	(0.08)	(0.08)	$10.25	13.78%		$23,360,589	1.11%	0.62%	1.13%	82.86%
Period Ended December 31, 2011 (e)(f)	$10.00	0.03	(0.87)	(0.84)	(0.08)	(0.08)	$9.08	(8.41%	)	$10,277,354	1.24%	0.43%	1.25%	96.07%

Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$22.31	0.06	0.73	0.79	–	–	$23.10	3.54%		$24,914,938	0.84%	0.52%	0.85%	34.61%
Year Ended December 31, 2014 (e)	$20.11	0.10	2.18	2.28	(0.08)	(0.08)	$22.31	11.33%		$25,188,618	0.84%	0.47%	0.85%	119.98%
Year Ended December 31, 2013 (e)	$15.60	0.12	4.51	4.63	(0.12)	(0.12)	$20.11	29.74%		$25,065,061	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012 (e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%		$21,291,237	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011 (e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69%	)	$20,292,629	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010 (e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%		$22,845,409	0.90%	0.51%	0.90%	144.93%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011. Total return is calculated based on inception date of May 2, 2011 through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Century NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$193,254,834	$—	$—	$193,254,834
Exchange Traded Fund	488,812	—	—	488,812
Repurchase Agreement	—	1,621,136	—	1,621,136
Total	$193,743,646	$1,621,136	$—	$195,364,782

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $1,621,136, which was comprised of cash.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repo on a gross basis was as follows:

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% - 4.00%, maturing 09/16/15 - 06/01/45; total market value $255,000,000.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Societe Generale	$1,621,136	$—	$1,621,136	$(1,621,136)	$—
Total	$1,621,136	$—	$1,621,136	$(1,621,136)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $4,963, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $9,682, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.60%, and after contractual and voluntary fee waivers was 0.59% and 0.59%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $60,529 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $378.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $146,910.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $67,250,236 and sales of $73,022,927 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $0 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$174,145,695	$24,418,381	$(3,199,294)	$21,219,087

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

22

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

23

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

24

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

25

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

26

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

27

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

30

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

31

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

32

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

33

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

35

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

36

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

37

Semiannual Report

June 30, 2015 (Unaudited)

NVIT International Equity Fund

SAR-IE 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT International Equity Fund

Asset Allocation†

Common Stocks	97.7%
Preferred Stocks	1.2%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries††

Banks	14.4%
Pharmaceuticals	7.4%
Oil, Gas & Consumable Fuels	7.2%
Insurance	5.1%
Food Products	3.8%
Diversified Telecommunication Services	3.7%
Road & Rail	3.7%
Metals & Mining	3.4%
Media	3.1%
Chemicals	2.9%
Other Industries	45.3%
100.0%

Top Holdings††

Roche Holding AG	3.0%
Novo Nordisk A/S, Class B	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.5%
ITV PLC	2.2%
Unilever NV, CVA	2.0%
China Construction Bank Corp., H Shares	1.8%
Compass Group PLC	1.6%
Canadian National Railway Co.	1.5%
Kone OYJ, Class B	1.4%
Korea Electric Power Corp.	1.4%
Other Holdings	80.1%
100.0%

Top Countries††

Japan	16.6%
United Kingdom	14.2%
Canada	6.8%
France	6.0%
Switzerland	5.7%
Germany	5.1%
Australia	4.7%
South Korea	3.7%
Hong Kong	3.6%
China	3.4%
Other Countries	30.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,051.50	5.65	1.11
	Hypothetical(a)(b)		1,000.00	1,019.29	5.56	1.11
Class II Shares	Actual	(a)	1,000.00	1,050.90	6.97	1.37
	Hypothetical(a)(b)		1,000.00	1,018.00	6.85	1.37

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT International Equity Fund

Common Stocks 97.7%

	Shares	Market Value

AUSTRALIA 4.7%
Airlines 0.2%
Qantas Airways Ltd.*	99,156	$240,948

Biotechnology 0.6%
CSL Ltd.	10,275	684,997

Commercial Services & Supplies 0.1%
Downer EDI Ltd.	29,845	109,852

Diversified Telecommunication Services 1.4%
Telstra Corp., Ltd.	337,893	1,599,094

Metals & Mining 1.0%
BHP Billiton Ltd.	44,128	900,159
Evolution Mining Ltd.	279,263	249,326

		1,149,485

Oil, Gas & Consumable Fuels 0.6%
Woodside Petroleum Ltd.	28,653	756,057

Real Estate Investment Trusts (REITs) 0.8%
GPT Group (The)	287,371	947,365

		5,487,798

BELGIUM 0.6%
Media 0.6%
Telenet Group Holding NV*	13,449	731,726

BRAZIL 1.2%
Food Products 0.2%
JBS SA	46,600	245,208

Insurance 1.0%
BB Seguridade Participacoes SA	106,600	1,169,168

		1,414,376

CANADA 6.6%
Auto Components 0.5%
Magna International, Inc.	10,882	610,751

Banks 0.8%
Royal Bank of Canada	14,535	888,858

Commercial Services & Supplies 0.2%
Transcontinental, Inc., Class A	15,596	192,172

Containers & Packaging 0.3%
CCL Industries, Inc., Class B	2,558	313,759

Food & Staples Retailing 0.2%
Empire Co., Ltd., Class A	3,546	249,753

Multiline Retail 0.5%
Dollarama, Inc.	10,081	610,994

Oil, Gas & Consumable Fuels 1.5%
Canadian Natural Resources Ltd.	36,629	994,174
Imperial Oil Ltd.	19,744	762,729

		1,756,903

Paper & Forest Products 0.3%
West Fraser Timber Co., Ltd.	5,679	312,049

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Real Estate Management & Development 0.3%
Colliers International Group, Inc.	3,843	$147,074
FirstService Corp.	9,004	250,295

		397,369

Road & Rail 2.0%
Canadian National Railway Co.	30,923	1,784,077
Canadian Pacific Railway Ltd.	4,133	661,876

		2,445,953

		7,778,561

CHINA 3.4%
Automobiles 0.1%
Great Wall Motor Co., Ltd., H Shares (a)	19,500	95,106

Banks 2.5%
Agricultural Bank of China Ltd., H Shares*	718,000	385,720
China Construction Bank Corp., H Shares	2,314,000	2,110,730
China Minsheng Banking Corp., Ltd., H Shares	310,900	406,824

		2,903,274

Internet & Catalog Retail 0.2%
Vipshop Holdings Ltd., ADR*	9,405	209,261

Internet Software & Services 0.6%
Tencent Holdings Ltd.	36,300	725,874

		3,933,515

DENMARK 2.7%
Health Care Equipment & Supplies 0.2%
Coloplast A/S, Class B	3,586	235,181

Pharmaceuticals 2.5%
Novo Nordisk A/S, Class B	53,389	2,929,715

		3,164,896

EGYPT 0.4%
Banks 0.4%
Commercial International Bank Egypt SAE, GDR REG	68,061	501,309

FAEROE ISLAND 0.2%
Food Products 0.2%
Bakkafrost P/F	10,231	272,824

FINLAND 1.4%
Machinery 1.4%
Kone OYJ, Class B	40,552	1,646,008

FRANCE 5.8%
Aerospace & Defense 1.0%
Airbus Group SE	17,366	1,131,175

Auto Components 1.0%
Valeo SA	7,248	1,146,511

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Banks 1.4%
BNP Paribas SA	20,760	$1,259,774
Societe Generale SA	9,401	441,131

		1,700,905

Chemicals 0.2%
Air Liquide SA	1,973	250,355

Insurance 1.0%
AXA SA	46,539	1,179,850

Oil, Gas & Consumable Fuels 1.2%
TOTAL SA	28,982	1,421,595

		6,830,391

GERMANY 5.0%
Auto Components 0.6%
Continental AG	2,800	662,977

Chemicals 1.0%
BASF SE	13,680	1,203,744

Insurance 2.1%
Allianz SE REG	6,758	1,053,918
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	7,733	1,371,017

		2,424,935

Machinery 0.5%
KION Group AG*	12,642	606,477

Semiconductors & Semiconductor Equipment 0.4%
Dialog Semiconductor PLC*	8,160	441,251

Textiles, Apparel & Luxury Goods 0.4%
HUGO BOSS AG	4,656	520,523

		5,859,907

HONG KONG 3.6%
Diversified Telecommunication Services 0.4%
China Unicom Hong Kong Ltd.	330,000	515,917

Industrial Conglomerates 0.2%
CK Hutchison Holdings Ltd.	15,732	231,292

Pharmaceuticals 0.3%
Sino Biopharmaceutical Ltd.	308,000	357,086

Real Estate Investment Trusts (REITs) 0.6%
Link REIT (The)	126,500	740,270

Real Estate Management & Development 2.1%
Cheung Kong Property Holdings Ltd.*	15,732	130,499
China Overseas Land & Investment Ltd.	286,000	1,006,754
Wharf Holdings Ltd. (The)	178,000	1,182,907

		2,320,160

		4,164,725

Common Stocks (continued)

	Shares	Market Value

INDIA 1.3%
Automobiles 0.9%
Tata Motors Ltd., ADR	30,593	$1,054,540

Information Technology Services 0.4%
Infosys Ltd., ADR	30,962	490,748

		1,545,288

INDONESIA 0.8%
Banks 0.8%
Bank Negara Indonesia Persero Tbk PT	539,500	213,891
Bank Rakyat Indonesia Persero Tbk PT	912,600	706,323

		920,214

IRELAND 1.8%
Life Sciences Tools & Services 0.5%
ICON PLC*	8,961	603,075

Pharmaceuticals 1.3%
Shire PLC	18,514	1,487,592

		2,090,667

ITALY 1.1%
Oil, Gas & Consumable Fuels 1.1%
Eni SpA	73,574	1,306,794

JAPAN 16.3%
Auto Components 0.8%
Sanden Corp.	22,000	102,327
Sumitomo Rubber Industries Ltd.	50,700	785,359

		887,686

Automobiles 0.7%
Nissan Motor Co., Ltd.	80,800	844,114

Banks 5.7%
Hyakugo Bank Ltd. (The)	59,000	292,345
Mitsubishi UFJ Financial Group, Inc.	58,800	423,035
Resona Holdings, Inc.	236,200	1,288,265
San-In Godo Bank Ltd. (The)	51,000	491,698
Senshu Ikeda Holdings, Inc.	227,600	1,031,873
Shinsei Bank Ltd.	52,000	104,794
Sumitomo Mitsui Financial Group, Inc.	65,100	2,898,201

		6,530,211

Building Products 0.6%
TOTO Ltd.	41,000	738,979

Capital Markets 0.2%
Nomura Holdings, Inc.	33,700	227,537

Chemicals 1.4%
Asahi Kasei Corp.	147,000	1,205,779
Nihon Nohyaku Co. Ltd.	30,200	292,789
Showa Denko KK	94,000	124,479

		1,623,047

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Commercial Services & Supplies 0.2%
Nissha Printing Co., Ltd.	12,000	$203,144

Construction & Engineering 0.3%
Hazama Ando Corp.	20,800	112,612
Kyudenko Corp.	15,000	269,373

		381,985

Diversified Financial Services 0.1%
ORIX Corp.	11,500	170,769

Electrical Equipment 0.3%
Mitsubishi Electric Corp.	30,000	387,381

Electronic Equipment, Instruments & Components 0.3%
Alps Electric Co., Ltd.	9,200	283,724
Oki Electric Industry Co., Ltd.	52,000	109,093

		392,817

Health Care Equipment & Supplies 0.4%
Nipro Corp.	42,300	432,938

Household Durables 0.4%
Haseko Corp.	39,400	464,096

Information Technology Services 0.7%
NTT Data Corp.	19,051	831,970

Insurance 0.1%
Sompo Japan Nipponkoa Holdings, Inc.	3,300	120,834

Machinery 0.7%
Hino Motors Ltd.	25,000	309,056
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,700	127,179
Sumitomo Heavy Industries Ltd.	65,000	378,582

		814,817

Media 0.2%
Daiichikosho Co., Ltd.	7,400	260,440

Metals & Mining 0.3%
Mitsui Mining & Smelting Co., Ltd.	109,000	295,036

Road & Rail 0.6%
West Japan Railway Co.	11,300	722,964

Technology Hardware, Storage & Peripherals 0.8%
Canon, Inc.	30,600	992,614

Trading Companies & Distributors 0.6%
Kanamoto Co., Ltd.	12,100	306,750
Marubeni Corp.	48,300	277,177
Nishio Rent All Co. Ltd.	4,400	109,938

		693,865

Wireless Telecommunication Services 0.9%
KDDI Corp.	44,700	1,078,698

		19,095,942

MALAYSIA 0.8%
Electric Utilities 0.6%
Tenaga Nasional Bhd	219,100	733,960

Common Stocks (continued)

	Shares	Market Value

MALAYSIA (continued)
Transportation Infrastructure 0.2%
Westports Holdings Bhd	172,600	$193,558

		927,518

MEXICO 0.6%
Beverages 0.2%
Arca Continental SAB de CV	37,100	210,786

Consumer Finance 0.4%
Gentera SAB de CV	275,200	487,455

		698,241

NETHERLANDS 2.2%
Diversified Financial Services 0.6%
Euronext NV (b)	18,764	739,557

Food & Staples Retailing 0.4%
Koninklijke Ahold NV	24,558	461,019

Insurance 0.6%
Aegon NV	94,281	695,624

Oil, Gas & Consumable Fuels 0.4%
Royal Dutch Shell PLC, Class A	16,624	470,030

Semiconductors & Semiconductor Equipment 0.2%
NXP Semiconductors NV*	2,272	223,110

		2,589,340

NORWAY 1.3%
Banks 0.3%
DNB ASA	21,658	360,684

Diversified Telecommunication Services 0.4%
Telenor ASA	23,876	523,478

Oil, Gas & Consumable Fuels 0.6%
Statoil ASA	37,268	666,464

		1,550,626

PHILIPPINES 0.3%
Food Products 0.3%
Universal Robina Corp.	76,460	328,763

PORTUGAL 0.3%
Oil, Gas & Consumable Fuels 0.3%
Galp Energia SGPS SA	27,282	321,144

RUSSIA 0.7%
Oil, Gas & Consumable Fuels 0.6%
Gazprom OAO, ADR	28,044	146,113
Rosneft OAO, GDR Reg. S	70,696	291,806
Tatneft, ADR	9,500	304,180

		742,099

Wireless Telecommunication Services 0.1%
Mobile TeleSystems OJSC, ADR	12,400	121,272

		863,371

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE 1.1%
Diversified Financial Services 0.2%
Singapore Exchange Ltd.	49,000	$284,648

Road & Rail 0.9%
ComfortDelGro Corp., Ltd.	419,000	973,065

		1,257,713

SOUTH AFRICA 2.5%
Banks 0.2%
Capitec Bank Holdings Ltd.	4,881	194,401

Diversified Financial Services 0.5%
FirstRand Ltd.	140,745	616,634

Food Products 0.5%
AVI Ltd.	95,052	636,593

Oil, Gas & Consumable Fuels 0.7%
Sasol Ltd.	20,364	754,073

Paper & Forest Products 0.4%
Mondi PLC	21,634	465,764

Specialty Retail 0.2%
Mr. Price Group Ltd.	13,651	280,978

		2,948,443

SOUTH KOREA 3.7%
Biotechnology 0.5%
Medy-Tox, Inc.	1,128	562,845

Chemicals 0.2%
Hyosung Corp.	2,012	259,080

Electric Utilities 1.4%
Korea Electric Power Corp.	39,523	1,615,507

Personal Products 0.4%
AMOREPACIFIC Group	2,720	455,190

Technology Hardware, Storage & Peripherals 1.2%
Samsung Electronics Co., Ltd.	1,252	1,420,502

		4,313,124

SPAIN 2.6%
Banks 0.7%
Banco Bilbao Vizcaya Argentaria SA	43,135	425,050
Banco Santander SA	53,963	379,577

		804,627

Diversified Financial Services 0.7%
Bolsas y Mercados Espanoles SHMSF SA	21,090	854,821

Electric Utilities 0.2%
Red Electrica Corp. SA	2,205	177,061

Electrical Equipment 0.2%
Gamesa Corp. Tecnologica SA*	12,119	191,452

Food & Staples Retailing 0.8%
Distribuidora Internacional de Alimentacion SA	132,977	1,019,081

		3,047,042

Common Stocks (continued)

	Shares	Market Value

SWEDEN 1.0%
Metals & Mining 0.8%
Boliden AB	51,069	$931,024

Specialty Retail 0.2%
Hennes & Mauritz AB, Class B	6,102	234,858

		1,165,882

SWITZERLAND 5.7%
Building Products 1.1%
Geberit AG REG	3,729	1,243,229

Food Products 0.6%
Nestle SA REG	9,416	679,370

Insurance 0.2%
Swiss Life Holding AG REG*	1,261	288,745

Metals & Mining 0.7%
Glencore PLC*	193,219	774,848

Pharmaceuticals 3.1%
Novartis AG REG	1,348	132,590
Roche Holding AG	12,520	3,510,501

		3,643,091

		6,629,283

TAIWAN 3.3%
Electronic Equipment, Instruments & Components 1.1%
Largan Precision Co., Ltd.	11,000	1,255,659

Personal Products 0.5%
Grape King Bio Ltd.	96,000	612,726

Real Estate Management & Development 0.2%
Highwealth Construction Corp.	76,000	181,193

Semiconductors & Semiconductor Equipment 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	320,000	1,455,559

Textiles, Apparel & Luxury Goods 0.3%
Feng TAY Enterprise Co., Ltd.	58,000	336,629

		3,841,766

THAILAND 0.4%
Banks 0.4%
Kasikornbank PCL	77,700	433,488

TURKEY 0.2%
Diversified Telecommunication Services 0.2%
Turk Telekomunikasyon A/S	92,987	244,602

UNITED KINGDOM 13.9%
Commercial Services & Supplies 0.5%
Rentokil Initial PLC	251,047	583,043

Consumer Finance 0.8%
Provident Financial PLC	21,159	972,804

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Diversified Telecommunication Services 1.3%
BT Group PLC	216,730	$1,534,740

Food & Staples Retailing 0.4%
J Sainsbury PLC	112,961	470,226

Food Products 2.0%
Unilever NV, CVA	56,211	2,350,134

Hotels, Restaurants & Leisure 1.5%
Compass Group PLC	109,655	1,813,601

Household Durables 1.1%
Bellway PLC	33,158	1,235,100

Internet Software & Services 0.4%
Auto Trader Group PLC* (b)	74,739	359,642
Moneysupermarket.com Group PLC	27,863	127,242

		486,884

IT Services 0.1%
Optimal Payments PLC*	40,521	148,973

Media 2.2%
ITV PLC	608,497	2,517,617

Metals & Mining 0.6%
Anglo American PLC	20,136	290,893
Rio Tinto PLC	9,593	394,589

		685,482

Multiline Retail 0.6%
Next PLC	5,658	662,223

Multi-Utilities 0.8%
Centrica PLC	218,182	905,342

Personal Products 0.8%
Unilever PLC	23,046	989,576

Software 0.1%
Micro Focus International PLC	7,713	164,767

Specialty Retail 0.7%
Howden Joinery Group PLC	94,523	767,222

		16,287,734

UNITED STATES 0.2%
Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc.*	1,230	272,855

Total Common Stocks (cost $109,236,305)		114,465,876

Preferred Stocks 1.2%
BRAZIL 1.0%
Banks 1.0%
Banco Bradesco SA — Preference Shares	122,640	1,124,197

Preferred Stocks (continued)

	Shares	Market Value

RUSSIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
Surgutneftegas OAO (Preference)	302,200	$233,479

Total Preferred Stocks (cost $1,763,091)		1,357,676

Total Investments (cost $110,999,396) (c) — 98.9%		115,823,552
Other assets in excess of liabilities — 1.1%		1,290,382

NET ASSETS — 100.0%		$117,113,934

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $1,099,199 which represents 0.94% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

Bhd	Public Limited Company

CN	China

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Equity Fund (Continued)

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

Tbk	PT State Owned Company

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT International Equity Fund
Assets:
Investments, at value (cost $110,999,396)	$115,823,552
Cash	624,264
Foreign currencies, at value (cost $2,290)	2,292
Dividends receivable	328,120
Security lending income receivable	1,683
Receivable for investments sold	3,481,059
Receivable for capital shares issued	18,271
Reclaims receivable	205,517
Prepaid expenses	851

Total Assets	120,485,609

Liabilities:
Payable for investments purchased	3,199,676
Payable for capital shares redeemed	20,225
Accrued expenses and other payables:
Investment advisory fees	77,349
Fund administration fees	8,406
Distribution fees	9,289
Administrative servicing fees	16,500
Accounting and transfer agent fees	1,215
Deferred capital gain country tax	2,200
Custodian fees	348
Compliance program costs (Note 3)	93
Professional fees	24,049
Printing fees	12,253
Other	72

Total Liabilities	3,371,675

Net Assets	$117,113,934

Represented by:
Capital	$106,615,875
Accumulated undistributed net investment income	1,149,279
Accumulated net realized gains from investments and foreign currency transactions	4,533,516
Net unrealized appreciation/(depreciation) from investments†	4,821,956
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,692)

Net Assets	$117,113,934

†	Net of $2,200 of deferred capital gain country tax.

11

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT International Equity Fund
Net Assets:
Class I Shares	$72,513,357
Class II Shares	44,600,577

Total	$117,113,934

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,695,937
Class II Shares	4,153,243

Total	10,849,180

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.83
Class II Shares	$10.74

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$2,288,109
Income from securities lending (Note 2)	22,113
Interest income	516
Other income	61
Foreign tax withholding	(230,911)

Total Income	2,079,888

EXPENSES:
Investment advisory fees	456,325
Fund administration fees	50,838
Distribution fees Class II Shares	53,784
Administrative servicing fees Class I Shares	53,290
Administrative servicing fees Class II Shares	33,173
Professional fees	25,682
Printing fees	10,390
Trustee fees	1,634
Custodian fees	2,299
Accounting and transfer agent fees	7,222
Compliance program costs (Note 3)	210
Other	2,858

Total expenses before fees waived	697,705

Investment advisory fees waived (Note 3)	(7,151)

Net Expenses	690,554

NET INVESTMENT INCOME	1,389,334

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	453,602
Net realized losses from foreign currency transactions (Note 2)	(6,910)

Net realized gains from investments and foreign currency transactions	446,692

Net change in unrealized appreciation/(depreciation) from investments††	3,625,624
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,038

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,630,662

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	4,077,354

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,466,688

†	Net of capital gain country taxes of $21,057.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $25,474.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$1,389,334	$1,790,372
Net realized gains from investments and foreign currency transactions	446,692	8,696,934
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,630,662	(11,357,065)

Change in net assets resulting from operations	5,466,688	(869,759)

Distributions to Shareholders From:
Net investment income:
Class I	—	(1,665,616)
Class II (a)	—	(1,285,570)
Class III (b)	—	(1,112,761)

Change in net assets from shareholder distributions	—	(4,063,947)

Change in net assets from capital transactions	4,904,496	6,032,010

Change in net assets	10,371,184	1,098,304

Net Assets:
Beginning of period	106,742,750	105,644,446

End of period	$117,113,934	$106,742,750

Accumulated undistributed (distributions in excess of) net investment income at end of period	$1,149,279	$(240,055)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,035,309	$8,643,009
Proceeds from shares issued from class conversion	—	53,476,136
Dividends reinvested	—	1,665,616
Cost of shares redeemed	(6,473,197)	(13,023,698)

Total Class I Shares	1,562,112	50,761,063

Class II Shares (a)
Proceeds from shares issued	5,910,476	11,844,971
Dividends reinvested	—	1,285,570
Cost of shares redeemed	(2,568,092)	(3,313,638)

Total Class II Shares	3,342,384	9,816,903

Class III Shares (b)
Proceeds from shares issued	—	601,457
Dividends reinvested	—	1,112,761
Cost of shares redeemed in class conversion	—	(53,476,136)
Cost of shares redeemed	—	(2,784,038)

Total Class III Shares	—	(54,545,956)

Change in net assets from capital transactions	$4,904,496	$6,032,010

(a)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(b)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

14

Statements of Changes in Net Assets (Continued)

	NVIT International Equity Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	738,507	807,041
Issued in class conversion	—	4,985,794
Reinvested	—	152,092
Redeemed	(599,274)	(1,221,835)

Total Class I Shares	139,233	4,723,092

Class II Shares (a)
Issued	552,953	1,104,281
Reinvested	—	118,960
Redeemed	(238,613)	(308,444)

Total Class II Shares	314,340	914,797

Class III Shares (b)
Issued	—	55,461
Reinvested	—	103,609
Redeemed in class conversion	—	(4,978,275)
Redeemed	—	(259,483)

Total Class III Shares	—	(5,078,688)

Total change in shares	453,573	559,201

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(b)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.30	0.14	0.39	0.53	–	–	–	$10.83	5.15%		$72,513,357	1.11%	2.52%	1.13%	55.39%
Year Ended December 31, 2014 (e)	$10.75	0.19	(0.22)	(0.03)	(0.42)	(0.42)	–	$10.30	(0.45%	)	$67,502,706	1.13%	1.80%	1.15%	90.25%
Year Ended December 31, 2013 (e)	$9.17	0.17	1.46	1.63	(0.05)	(0.05)	–	$10.75	17.83%		$19,708,439	1.14%	1.68%	1.15%	118.28%
Year Ended December 31, 2012 (e)	$8.00	0.10	1.15	1.25	(0.08)	(0.08)	–	$9.17	15.61%		$17,410,499	1.17%	1.14%	1.17%	25.05%
Year Ended December 31, 2011 (e)	$8.97	0.09	(0.95)	(0.86)	(0.11)	(0.11)	–	$8.00	(9.76%	)	$16,018,649	1.18%	1.01%	1.18%	113.73%	(f)
Year Ended December 31, 2010 (e)	$8.01	0.11	0.93	1.04	(0.08)	(0.08)	–	$8.97	13.29%		$9,374,971	1.11%	1.37%	1.11%	81.29%

Class II Shares (g)
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.22	0.12	0.40	0.52	–	–	–	$10.74	5.09%		$44,600,577	1.37%	2.29%	1.38%	55.39%
Year Ended December 31, 2014 (e)	$10.69	0.16	(0.22)	(0.06)	(0.41)	(0.41)	–	$10.22	(0.72%	)	$39,240,044	1.39%	1.47%	1.40%	90.25%
Year Ended December 31, 2013 (e)	$9.14	0.14	1.46	1.60	(0.05)	(0.05)	–	$10.69	17.56%		$31,266,115	1.39%	1.42%	1.40%	118.28%
Year Ended December 31, 2012 (e)	$7.98	0.08	1.13	1.21	(0.05)	(0.05)	–	$9.14	15.23%		$26,193,375	1.42%	0.89%	1.42%	25.05%
Year Ended December 31, 2011 (e)	$8.95	0.09	(0.96)	(0.87)	(0.10)	(0.10)	–	$7.98	(10.00%	)	$25,947,338	1.43%	0.99%	1.43%	113.73%	(f)
Year Ended December 31, 2010 (e)	$8.00	0.08	0.94	1.02	(0.07)	(0.07)	–	$8.95	13.00%		$23,729,621	1.36%	1.00%	1.36%	81.29%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Excludes merger activity.
(g)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT International Equity Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,131,175	$—	$1,131,175
Airlines	—	240,948	—	240,948
Auto Components	610,751	2,697,174	—	3,307,925
Automobiles	1,054,540	939,220	—	1,993,760
Banks	888,858	14,349,113	—	15,237,971
Beverages	210,786	—	—	210,786
Biotechnology	—	1,247,842	—	1,247,842
Building Products	—	1,982,208	—	1,982,208
Capital Markets	—	227,537	—	227,537
Chemicals	—	3,336,226	—	3,336,226
Commercial Services & Supplies	192,172	896,039	—	1,088,211
Construction & Engineering	—	381,985	—	381,985
Consumer Finance	487,455	972,804	—	1,460,259
Containers & Packaging	313,759	—	—	313,759
Diversified Financial Services	—	2,666,429	—	2,666,429
Diversified Telecommunication Services	244,602	4,173,229	—	4,417,831
Electric Utilities	—	2,526,528	—	2,526,528
Electrical Equipment	—	578,833	—	578,833
Electronic Equipment, Instruments & Components	—	1,648,476	—	1,648,476
Food & Staples Retailing	249,753	1,950,326	—	2,200,079
Food Products	245,208	4,267,684	—	4,512,892
Health Care Equipment & Supplies	—	668,119	—	668,119
Hotels, Restaurants & Leisure	—	1,813,601	—	1,813,601
Household Durables	—	1,699,196	—	1,699,196
Industrial Conglomerates	—	231,292	—	231,292
Information Technology Services	490,748	831,970	—	1,322,718
Insurance	1,169,168	4,709,988	—	5,879,156
Internet & Catalog Retail	209,261	—	—	209,261
Internet Software & Services	—	1,212,758	—	1,212,758
IT Services	—	148,973	—	148,973
Life Sciences Tools & Services	603,075	—	—	603,075
Machinery	—	3,067,302	—	3,067,302
Media	—	3,509,783	—	3,509,783
Metals & Mining	—	3,835,875	—	3,835,875
Multiline Retail	610,994	662,223	—	1,273,217
Multi-Utilities	—	905,342	—	905,342
Oil, Gas & Consumable Fuels	1,756,903	6,438,256	—	8,195,159
Paper & Forest Products	312,049	465,764	—	777,813
Personal Products	—	2,057,492	—	2,057,492
Pharmaceuticals	272,855	8,417,484	—	8,690,339
Real Estate Investment Trusts (REITs)	—	1,687,635	—	1,687,635
Real Estate Management & Development	527,868	2,370,854	—	2,898,722
Road & Rail	2,445,953	1,696,029	—	4,141,982
Semiconductors & Semiconductor Equipment	223,110	1,896,810	—	2,119,920
Software	—	164,767	—	164,767
Specialty Retail	—	1,283,058	—	1,283,058
Technology Hardware, Storage & Peripherals	—	2,413,116	—	2,413,116
Textiles, Apparel & Luxury Goods	—	857,152	—	857,152

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Trading Companies & Distributors	$—	$693,865	$—	$693,865
Transportation Infrastructure	—	193,558	—	193,558
Wireless Telecommunication Services	121,272	1,078,698	—	1,199,970
Total Common Stocks	$13,241,140	$101,224,736	$—	$114,465,876
Preferred Stocks
Banks	1,124,197	—	—	1,124,197
Oil, Gas & Consumable Fuels	—	233,479	—	233,479
Total Preferred Stocks	$1,124,197	$233,479	$—	$1,357,676
Total	$14,365,337	$101,458,215	$—	$115,823,552

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $2,000, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $5,151, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.80%, and after contractual and voluntary fee waivers was 0.80% and 0.79%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $50,838 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $210.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $86,463.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $2,366.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $67,713,755 and sales of $62,672,760 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$111,044,250	$10,317,034	$(5,537,732)	$4,779,302

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

27

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

28

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

30

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

31

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

34

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

35

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

36

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

37

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

39

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

40

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

41

Semiannual Report

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund

SAR-IV 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation†

Common Stocks	97.5%
Repurchase Agreements	1.0%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Banks	15.0%
Pharmaceuticals	13.5%
Oil, Gas & Consumable Fuels	8.1%
Insurance	8.0%
Diversified Telecommunication Services	5.5%
Automobiles	3.9%
Wireless Telecommunication Services	3.2%
Industrial Conglomerates	3.1%
Technology Hardware, Storage & Peripherals	2.8%
Construction Materials	2.8%
Other Industries*	34.1%
100.0%

Top Holdings††

ING Groep NV, CVA	2.4%
Roche Holding AG	2.3%
Sanofi	2.2%
Samsung Electronics Co., Ltd., GDR	2.2%
Bayer AG REG	1.9%
Cie Generale des Etablissements Michelin	1.8%
CRH PLC	1.8%
BNP Paribas SA	1.8%
Toyota Motor Corp.	1.8%
GlaxoSmithKline PLC	1.7%
Other Holdings*	80.1%
100.0%

Top Countries††

United Kingdom	20.9%
France	10.4%
Germany	10.3%
Netherlands	8.6%
Switzerland	6.9%
Japan	6.5%
Hong Kong	6.2%
South Korea	5.9%
China	4.5%
Singapore	3.3%
Other Countries*	16.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,064.30	5.12	1.00
	Hypothetical	(a)(b)	1,000.00	1,019.84	5.01	1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund

Common Stocks 97.5%

	Shares	Market Value

BRAZIL 0.4%
Aerospace & Defense 0.4%
Embraer SA, ADR	31,860	$965,039

CANADA 0.9%
Energy Equipment & Services 0.1%
Trican Well Service Ltd.	83,400	277,110

Oil, Gas & Consumable Fuels 0.8%
Suncor Energy, Inc.	65,313	1,798,853

		2,075,963

CHINA 4.4%
Diversified Telecommunication Services 1.3%
China Telecom Corp., Ltd., H Shares	5,082,000	2,976,528

Health Care Providers & Services 0.7%
Sinopharm Group Co., Ltd., H Shares	370,000	1,643,052

Insurance 1.1%
China Life Insurance Co., Ltd., H Shares	613,000	2,660,567

Machinery 1.3%
CSR Corp., Ltd., H Shares*	1,278,960	1,962,175
Weichai Power Co., Ltd., H Shares	366,000	1,218,289

		3,180,464

		10,460,611

FRANCE 10.3%
Auto Components 1.8%
Cie Generale des Etablissements Michelin	40,290	4,239,470

Banks 1.8%
BNP Paribas SA	68,670	4,167,084

Building Products 0.8%
Cie de Saint-Gobain	42,420	1,914,898

Energy Equipment & Services 0.7%
Technip SA	26,186	1,622,856

Insurance 1.6%
AXA SA	152,554	3,867,526

Oil, Gas & Consumable Fuels 1.4%
TOTAL SA	65,340	3,204,991

Pharmaceuticals 2.2%
Sanofi	52,610	5,204,705

		24,221,530

GERMANY 10.1%
Air Freight & Logistics 0.4%
Deutsche Post AG REG	30,760	898,786

Airlines 0.3%
Deutsche Lufthansa AG REG*	61,910	798,765

Construction Materials 1.0%
HeidelbergCement AG	28,610	2,267,539

Diversified Financial Services 0.7%
Deutsche Boerse AG	19,440	1,610,170

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Food & Staples Retailing 1.0%
METRO AG	71,580	$2,260,793

Industrial Conglomerates 0.8%
Siemens AG REG	19,160	1,938,445

Insurance 1.0%
Muenchener Rueckversicherungs-Gesellschaft AG REG	12,940	2,294,190

Pharmaceuticals 3.3%
Bayer AG REG	32,127	4,499,069
Merck KGaA	35,900	3,578,880

		8,077,949

Semiconductors & Semiconductor Equipment 0.9%
Infineon Technologies AG	165,240	2,050,562

Software 0.7%
SAP SE	24,650	1,727,381

		23,924,580

HONG KONG 6.1%
Household Durables 0.5%
Haier Electronics Group Co., Ltd.*	467,300	1,258,202

Industrial Conglomerates 1.4%
CK Hutchison Holdings Ltd.	223,012	3,278,717

Insurance 0.6%
AIA Group Ltd.	232,600	1,520,892

Oil, Gas & Consumable Fuels 0.3%
Kunlun Energy Co., Ltd.	764,000	776,451

Real Estate Management & Development 1.3%
Cheung Kong Property Holdings Ltd.*	223,012	1,849,910
Swire Pacific Ltd., Class A	92,500	1,161,521

		3,011,431

Semiconductors & Semiconductor Equipment 0.8%
GCL-Poly Energy Holdings Ltd.* (a)	7,810,000	1,799,642

Trading Companies & Distributors 0.2%
Noble Group Ltd.	896,000	504,795

Wireless Telecommunication Services 1.0%
China Mobile Ltd.	182,000	2,328,493

		14,478,623

IRELAND 2.4%
Construction Materials 1.8%
CRH PLC	150,817	4,231,430

Pharmaceuticals 0.6%
Perrigo Co. PLC	7,370	1,362,197

		5,593,627

ISRAEL 1.6%
Pharmaceuticals 1.6%
Teva Pharmaceutical Industries Ltd., ADR	65,447	3,867,918

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY 3.1%
Banks 2.1%
Intesa Sanpaolo SpA	532,503	$1,933,777
UniCredit SpA	443,782	2,982,605

		4,916,382

Oil, Gas & Consumable Fuels 1.0%
Eni SpA	133,715	2,374,995

		7,291,377

JAPAN 6.4%
Automobiles 3.4%
Nissan Motor Co., Ltd.	356,100	3,720,160
Toyota Motor Corp.	61,500	4,115,413

		7,835,573

Beverages 1.1%
Suntory Beverage & Food Ltd.	65,400	2,603,638

Industrial Conglomerates 0.5%
Toshiba Corp.	350,000	1,200,254

Technology Hardware, Storage & Peripherals 0.7%
Konica Minolta, Inc.	142,200	1,657,363

Wireless Telecommunication Services 0.7%
SoftBank Corp.	28,700	1,690,516

		14,987,344

NETHERLANDS 8.5%
Air Freight & Logistics 1.0%
TNT Express NV	290,919	2,470,704

Banks 2.4%
ING Groep NV, CVA	330,546	5,488,843

Chemicals 1.6%
Akzo Nobel NV	51,690	3,773,839

Energy Equipment & Services 0.6%
SBM Offshore NV*	109,405	1,304,089

Industrial Conglomerates 0.4%
Koninklijke Philips NV	33,730	860,873

Insurance 0.7%
NN Group NV	62,410	1,757,607

Life Sciences Tools & Services 0.6%
QIAGEN NV*	58,490	1,437,494

Oil, Gas & Consumable Fuels 1.2%
Royal Dutch Shell PLC, Class B, ADR	51,046	2,927,488

		20,020,937

NORWAY 2.2%
Diversified Telecommunication Services 1.5%
Telenor ASA	165,530	3,629,222

Oil, Gas & Consumable Fuels 0.7%
Statoil ASA	89,330	1,597,489

		5,226,711

Common Stocks (continued)

	Shares	Market Value

RUSSIA 0.7%
Metals & Mining 0.5%
MMC Norilsk Nickel PJSC, ADR	72,673	$1,231,807

Wireless Telecommunication Services 0.2%
Mobile TeleSystems OJSC, ADR	49,610	485,186

		1,716,993

SINGAPORE 3.3%
Banks 1.9%
DBS Group Holdings Ltd.	212,361	3,258,394
United Overseas Bank Ltd.	74,000	1,266,064

		4,524,458

Diversified Telecommunication Services 1.4%
Singapore Telecommunications Ltd.	1,027,000	3,204,979

		7,729,437

SOUTH KOREA 5.8%
Auto Components 0.8%
Hyundai Mobis Co., Ltd.	10,436	1,981,250

Automobiles 0.4%
Hyundai Motor Co.	7,442	905,963

Banks 1.3%
Hana Financial Group, Inc.	36,003	936,280
KB Financial Group, Inc., ADR	61,326	2,015,786

		2,952,066

Household Durables 0.5%
LG Electronics, Inc.	28,400	1,200,756

Metals & Mining 0.7%
POSCO	7,727	1,547,252

Technology Hardware, Storage & Peripherals 2.1%
Samsung Electronics Co., Ltd., GDR	9,100	5,186,851

		13,774,138

SPAIN 1.6%
Diversified Telecommunication Services 1.1%
Telefonica SA	183,937	2,620,255

Oil, Gas & Consumable Fuels 0.5%
Repsol SA (a)	71,274	1,256,250

		3,876,505

SWEDEN 0.8%
Health Care Equipment & Supplies 0.8%
Getinge AB, Class B	74,462	1,792,749

SWITZERLAND 6.8%
Capital Markets 1.4%
Credit Suisse Group AG REG*	123,746	3,413,842

Insurance 1.6%
Swiss Re AG	42,860	3,794,085

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Pharmaceuticals 3.8%
Novartis AG REG	34,170	$3,360,977
Roche Holding AG	19,140	5,366,694

		8,727,671

		15,935,598

TAIWAN 0.8%
Semiconductors & Semiconductor Equipment 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	393,214	1,788,581

THAILAND 0.7%
Banks 0.7%
Bangkok Bank PCL, NVDR	303,700	1,597,218

UNITED KINGDOM 20.6%
Aerospace & Defense 1.4%
BAE Systems PLC	458,150	3,246,188

Airlines 0.9%
International Consolidated Airlines Group SA*	262,820	2,042,402

Banks 4.7%
Barclays PLC	648,320	2,657,236
HSBC Holdings PLC	331,600	2,976,853
Lloyds Banking Group PLC	2,771,400	3,719,772
Standard Chartered PLC	116,690	1,868,721

		11,222,582

Commercial Services & Supplies 0.4%
Serco Group PLC	447,536	829,905

Construction & Engineering 0.6%
Carillion PLC	268,850	1,443,290

Containers & Packaging 0.9%
Rexam PLC	242,884	2,106,544

Energy Equipment & Services 1.1%
Petrofac Ltd.	174,010	2,531,969

Food & Staples Retailing 1.0%
Tesco PLC	673,180	2,242,889

Insurance 1.1%
Aviva PLC	341,540	2,645,358

Media 0.7%
Sky PLC	106,630	1,736,751

Multiline Retail 1.3%
Marks & Spencer Group PLC	367,700	3,101,893

Oil, Gas & Consumable Fuels 2.1%
BG Group PLC	113,950	1,897,816
BP PLC	459,838	3,051,798

		4,949,614

Pharmaceuticals 1.7%
GlaxoSmithKline PLC	193,520	4,023,658

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Specialty Retail 1.5%
Kingfisher PLC	640,170	$3,491,803

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	799,170	2,915,289

		48,530,135

Total Common Stocks (cost $187,887,204)		229,855,614

Repurchase Agreements 1.0%

	Principal Amount

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (b)(c)	$1,000,000	1,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $1,319,038, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $1,345,412. (b)(c)	1,319,032	1,319,032

Total Repurchase Agreements (cost $2,319,032)		2,319,032

Total Investments (cost $190,206,236) (d) — 98.5%		232,174,646
Other assets in excess of liabilities — 1.5%		3,648,500

NET ASSETS — 100.0%		$235,823,146

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $2,155,421.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $2,319,032.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund (Continued)

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

OJSC	Open Joint Stock Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund
Assets:
Investments, at value* (cost $187,887,204)	$229,855,614
Repurchase agreements, at value (cost $2,319,032)	2,319,032

Total Investments, at value (total cost $190,206,236)	232,174,646

Cash	5,286,580
Foreign currencies, at value (cost $29,510)	29,508
Dividends receivable	547,710
Security lending income receivable	14,058
Receivable for capital shares issued	5,069
Reclaims receivable	399,600
Prepaid expenses	1,449

Total Assets	238,458,620

Liabilities:
Payable for capital shares redeemed	110,024
Payable upon return of securities loaned (Note 2)	2,319,032
Accrued expenses and other payables:
Investment advisory fees	149,493
Fund administration fees	10,425
Administrative servicing fees	29,956
Accounting and transfer agent fees	614
Custodian fees	858
Compliance program costs (Note 3)	213
Professional fees	3,905
Printing fees	10,936
Other	18

Total Liabilities	2,635,474

Net Assets	$235,823,146

Represented by:
Capital	$177,052,015
Accumulated undistributed net investment income	3,783,396
Accumulated net realized gains from investments and foreign currency transactions	13,034,637
Net unrealized appreciation/(depreciation) from investments	41,968,410
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(15,312)

Net Assets	$235,823,146

*	Includes value of securities on loan of $2,155,421 (Note 2)

9

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund
Net Assets:
Class I Shares	$235,823,146

Total	$235,823,146

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	18,264,200

Total	18,264,200

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.91

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$4,655,590
Income from securities lending (Note 2)	87,504
Interest income	3,802
Foreign tax withholding	(389,855)

Total Income	4,357,041

EXPENSES:
Investment advisory fees	906,032
Fund administration fees	63,519
Administrative servicing fees Class I Shares	183,607
Professional fees	26,607
Printing fees	11,409
Trustee fees	3,445
Custodian fees	4,465
Accounting and transfer agent fees	4,455
Compliance program costs (Note 3)	460
Other	4,080

Total Expenses	1,208,079

NET INVESTMENT INCOME	3,148,962

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,863,450
Net realized losses from foreign currency transactions (Note 2)	(8,974)

Net realized gains from investments and foreign currency transactions	2,854,476

Net change in unrealized appreciation/(depreciation) from investments	9,238,280
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	11,932

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	9,250,212

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	12,104,688

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,253,650

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$3,148,962	$8,532,046
Net realized gains from investments and foreign currency transactions	2,854,476	10,649,691
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	9,250,212	(39,427,715)

Change in net assets resulting from operations	15,253,650	(20,245,978)

Distributions to Shareholders From:
Net investment income:
Class I (a)	–	(9,017,888)
Net realized gains:
Class I (a)	–	(9,439,301)

Change in net assets from shareholder distributions	–	(18,457,189)

Change in net assets from capital transactions	(6,287,601)	2,494,168

Change in net assets	8,966,049	(36,208,999)

Net Assets:
Beginning of period	226,857,097	263,066,096

End of period	$235,823,146	$226,857,097

Accumulated undistributed net investment income at end of period	$3,783,396	$634,434

CAPITAL TRANSACTIONS:
Class I Shares (a)
Proceeds from shares issued	$14,297,492	$17,769,429
Dividends reinvested	–	18,457,189
Cost of shares redeemed	(20,585,093)	(33,732,450)

Total Class I Shares	(6,287,601)	2,494,168

Change in net assets from capital transactions	$(6,287,601)	$2,494,168

SHARE TRANSACTIONS:
Class I Shares (a)
Issued	1,158,182	1,320,958
Reinvested	–	1,403,355
Redeemed	(1,600,680)	(2,450,189)

Total Class I Shares	(442,498)	274,124

Total change in shares	(442,498)	274,124

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover
Class I Shares (c)
Six Months Ended June 30, 2015 (d) (Unaudited)	$12.13	0.17		0.61	0.78	–	–	–	–	$12.91	6.43%	$235,823,146	1.00%	2.61%		1.00%	5.07%
Year Ended December 31, 2014 (d)	$14.27	0.47	(e)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	–	$12.13	(8.15%)	$226,857,097	1.00%	3.40%	(e)	1.00%	18.74%
Year Ended December 31, 2013 (d)	$12.21	0.26		2.17	2.43	(0.25)	(0.12)	(0.37)	–	$14.27	20.09%	$263,066,096	1.00%	1.98%		1.00%	15.31%
Year Ended December 31, 2012 (d)	$10.63	0.29		1.77	2.06	(0.29)	(0.19)	(0.48)	–	$12.21	19.56%	$251,979,290	1.00%	2.55%		1.00%	10.82%
Year Ended December 31, 2011 (d)	$12.50	0.34		(1.86)	(1.52)	(0.34)	(0.01)	(0.35)	–	$10.63	(12.43%)	$228,733,581	0.99%	2.77%		0.99%	5.40%
Year Ended December 31, 2010 (d)	$13.90	0.27		0.51	0.78	(0.27)	(1.91)	(2.18)	–	$12.50	6.35%	$235,241,097	0.99%	2.01%		0.99%	13.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(d)	Per share calculations were performed using average shares method.
(e)	During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$965,039	$3,246,188	$—	$4,211,227
Air Freight & Logistics	—	3,369,490	—	3,369,490
Airlines	—	2,841,167	—	2,841,167
Auto Components	—	6,220,720	—	6,220,720
Automobiles	—	8,741,536	—	8,741,536
Banks	2,015,786	32,852,847	—	34,868,633
Beverages	—	2,603,638	—	2,603,638
Building Products	—	1,914,898	—	1,914,898
Capital Markets	—	3,413,842	—	3,413,842
Chemicals	—	3,773,839	—	3,773,839
Commercial Services & Supplies	—	829,905	—	829,905
Construction & Engineering	—	1,443,290	—	1,443,290
Construction Materials	—	6,498,969	—	6,498,969
Containers & Packaging	—	2,106,544	—	2,106,544
Diversified Financial Services	—	1,610,170	—	1,610,170
Diversified Telecommunication Services	—	12,430,984	—	12,430,984
Energy Equipment & Services	277,110	5,458,914	—	5,736,024
Food & Staples Retailing	—	4,503,682	—	4,503,682
Health Care Equipment & Supplies	—	1,792,749	—	1,792,749
Health Care Providers & Services	—	1,643,052	—	1,643,052
Household Durables	—	2,458,958	—	2,458,958
Industrial Conglomerates	—	7,278,289	—	7,278,289
Insurance	—	18,540,225	—	18,540,225
Life Sciences Tools & Services	—	1,437,494	—	1,437,494
Machinery	—	3,180,464	—	3,180,464
Media	—	1,736,751	—	1,736,751
Metals & Mining	1,231,807	1,547,252	—	2,779,059
Multiline Retail	—	3,101,893	—	3,101,893
Oil, Gas & Consumable Fuels	4,726,341	14,159,790	—	18,886,131
Pharmaceuticals	5,230,115	26,033,983	—	31,264,098
Real Estate Management & Development	1,849,910	1,161,521	—	3,011,431
Semiconductors & Semiconductor Equipment	—	5,638,785	—	5,638,785
Software	—	1,727,381	—	1,727,381
Specialty Retail	—	3,491,803	—	3,491,803
Technology Hardware, Storage & Peripherals	—	6,844,214	—	6,844,214
Trading Companies & Distributors	—	504,795	—	504,795
Wireless Telecommunication Services	485,186	6,934,298	—	7,419,484
Total Common Stocks	$16,781,294	$213,074,320	$—	$229,855,614
Repurchase Agreements	—	2,319,032	—	2,319,032
Total	$16,781,294	$215,393,352	$—	$232,174,646

Amounts	designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $2,319,032, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

			Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Goldman Sachs & Co	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
Societe Generale	1,319,032	—	1,319,032	(1,319,032)	—
Total	$2,319,032	$—	$2,319,032	$(2,319,032)	$—

Amounts	designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(h)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $63,519 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $460.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $183,607.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class I shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,066.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $11,889,431 and sales of $19,384,657 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $436 of brokerage commissions.

10.   Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$190,257,005	$56,607,276	$(14,689,635)	$41,917,641

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

24

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

25

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

36

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

37

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Large Cap Growth Fund

SAR-LCG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Large Cap Growth Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreements	1.3%
Liabilities in excess of other assets	(0.2%)
100.0%

Top Holdings††

Apple, Inc.	7.7%
Facebook, Inc., Class A	3.0%
PepsiCo, Inc.	2.7%
Visa, Inc., Class A	2.7%
Amazon.com, Inc.	2.6%
Verizon Communications, Inc.	2.1%
Biogen, Inc.	2.0%
Honeywell International, Inc.	2.0%
Schlumberger Ltd.	1.9%
Oracle Corp.	1.9%
Other Holdings*	71.4%
100.0%

Top Industries††

Internet Software & Services	8.6%
Technology Hardware, Storage & Peripherals	7.7%
Software	7.3%
Pharmaceuticals	6.1%
Biotechnology	5.8%
Aerospace & Defense	5.4%
Media	4.7%
Internet & Catalog Retail	4.3%
Textiles, Apparel & Luxury Goods	4.1%
Beverages	4.0%
Other Industries*	42.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Large Cap Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,038.70	3.18	0.63
	Hypothetical	(a)(b)	1,000.00	1,021.67	3.16	0.63
Class II Shares	Actual	(a)	1,000.00	1,037.50	4.45	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.43	4.41	0.88

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Large Cap Growth Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 5.4%
Honeywell International, Inc.	272,256	$27,761,944
Precision Castparts Corp.	88,324	17,653,318
Raytheon Co.	132,575	12,684,776
United Technologies Corp.	157,864	17,511,854

		75,611,892

Air Freight & Logistics 1.1%
FedEx Corp. (a)	87,144	14,849,338

Auto Components 0.9%
Delphi Automotive PLC	150,494	12,805,534

Automobiles 1.0%
Tesla Motors, Inc.* (a)	52,687	14,133,815

Beverages 4.0%
Coca-Cola Enterprises, Inc.	422,657	18,360,220
PepsiCo, Inc.	407,250	38,012,715

		56,372,935

Biotechnology 5.8%
Alexion Pharmaceuticals, Inc.* (a)	95,847	17,326,262
Biogen, Inc.*	69,296	27,991,426
Regeneron Pharmaceuticals, Inc.* (a)	37,660	19,211,496
Vertex Pharmaceuticals, Inc.* (a)	137,154	16,935,776

		81,464,960

Capital Markets 2.1%
Ameriprise Financial, Inc.	105,045	13,123,272
BlackRock, Inc.	46,274	16,009,878

		29,133,150

Chemicals 1.1%
Dow Chemical Co. (The)	288,629	14,769,146

Commercial Services & Supplies 1.2%
Tyco International PLC (a)	429,436	16,524,697

Communications Equipment 1.3%
Cisco Systems, Inc.	668,569	18,358,905

Construction Materials 1.0%
Martin Marietta Materials, Inc.	98,510	13,940,150

Diversified Financial Services 1.3%
Intercontinental Exchange, Inc.	81,049	18,123,367

Diversified Telecommunication Services 2.1%
Verizon Communications, Inc.	638,820	29,775,400

Energy Equipment & Services 1.9%
Schlumberger Ltd.	312,211	26,909,466

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 1.4%
CVS Health Corp.	189,686	$19,894,268

Food Products 4.0%
Archer-Daniels-Midland Co.	295,729	14,260,052
ConAgra Foods, Inc. (a)	449,213	19,639,592
Mondelez International, Inc., Class A	541,697	22,285,415

		56,185,059

Health Care Equipment & Supplies 1.0%
Boston Scientific Corp.*	818,407	14,485,804

Health Care Providers & Services 2.7%
McKesson Corp.	102,805	23,111,592
UnitedHealth Group, Inc.	118,855	14,500,310

		37,611,902

Hotels, Restaurants & Leisure 1.2%
McDonald’s Corp.	184,603	17,550,207

Industrial Conglomerates 1.2%
Danaher Corp.	198,495	16,989,187

Information Technology Services 3.9%
Cognizant Technology Solutions Corp., Class A*	264,008	16,128,249
Visa, Inc., Class A (a)	564,515	37,907,182

		54,035,431

Insurance 1.3%
Marsh & McLennan Cos., Inc. (a)	315,784	17,904,953

Internet & Catalog Retail 4.3%
Amazon.com, Inc.*	84,546	36,700,573
Priceline Group, Inc. (The)*	20,225	23,286,458

		59,987,031

Internet Software & Services 8.6%
Akamai Technologies, Inc.*	227,667	15,895,710
Facebook, Inc., Class A*	485,572	41,645,083
Google, Inc., Class A*	47,136	25,455,325
Google, Inc., Class C*	47,851	24,906,924
LinkedIn Corp., Class A* (a)	61,148	12,635,011

		120,538,053

Life Sciences Tools & Services 1.2%
Illumina, Inc.*	76,577	16,721,354

Media 4.7%
AMC Networks, Inc., Class A* (a)	155,079	12,693,216
CBS Corp. Non-Voting Shares, Class B (a)	297,992	16,538,556
Comcast Corp., Class A	391,205	23,527,069
Interpublic Group of Cos., Inc. (The)	657,644	12,672,800

		65,431,641

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 1.2%
Dollar Tree, Inc.*	206,492	$16,310,803

Oil, Gas & Consumable Fuels 1.3%
EOG Resources, Inc.	213,085	18,655,592

Personal Products 1.6%
Estee Lauder Cos., Inc. (The), Class A (a)	252,129	21,849,499

Pharmaceuticals 6.1%
AbbVie, Inc. (a)	356,977	23,985,284
Allergan PLC* (a)	86,958	26,388,275
Bristol-Myers Squibb Co.	335,267	22,308,666
Mallinckrodt PLC*	113,047	13,307,893

		85,990,118

Semiconductors & Semiconductor Equipment 1.1%
Avago Technologies Ltd.	114,562	15,228,727

Software 7.3%
Adobe Systems, Inc.* (a)	195,728	15,855,925
Fortinet, Inc.* (a)	262,425	10,846,025
Intuit, Inc.	166,622	16,790,499
Oracle Corp.	663,549	26,741,025
Salesforce.com, Inc.*	327,641	22,813,643
Splunk, Inc.* (a)	144,183	10,038,020

		103,085,137

Specialty Retail 2.8%
Home Depot, Inc. (The)	205,673	22,856,441
Ulta Salon Cosmetics & Fragrance, Inc.*	106,356	16,426,684

		39,283,125

Technology Hardware, Storage & Peripherals 7.7%
Apple, Inc.	860,221	107,893,219

Textiles, Apparel & Luxury Goods 4.1%
Hanesbrands, Inc. (a)	422,448	14,075,967
lululemon athletica, Inc.* (a)	173,708	11,343,133
NIKE, Inc., Class B	217,811	23,527,944
Under Armour, Inc., Class A*	108,690	9,069,094

		58,016,138

Total Common Stocks (cost $1,064,332,585)		1,386,420,003

Repurchase Agreements 1.3%

	Principal Amount	Market Value

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $5,000,039, collateralized by U.S. Government Treasury Securities ranging from 0.00%-2.63%, maturing 02/15/17-02/15/43; total market value $5,100,001. (b)(c)	$5,000,000	$5,000,000
BNP Paribas Securities Corp., 0.10%, dated 06/30/15, due 07/01/15, repurchase price $5,000,014, collateralized by U.S. Government Agency Securities ranging from 0.46%-6.50%, maturing 07/01/17-06/01/45; total market value $5,100,000. (b)(c)	5,000,000	5,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $8,504,507, collateralized by U.S. Government Agency Securities ranging from 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $8,674,558. (b)(c)	8,504,469	8,504,469

Total Repurchase Agreements (cost $18,504,469)		18,504,469

Total Investments (cost $1,082,837,054) (d) — 100.2%		1,404,924,472

Liabilities in excess of other assets — (0.2%)		(3,047,769)

NET ASSETS — 100.0%		$1,401,876,703

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $162,317,529, which was collateralized by repurchase agreements with a total value of $18,504,469 and $148,952,398 of collateral in the form of U.S. Government Treasury Securities interest rates ranging from 0.00% – 6.63% and maturity dates ranging from 07/16/15 – 02/15/45; a total value of $167,456,867.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $18,504,469.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,064,332,585)	$1,386,420,003
Repurchase agreements, at value (cost $18,504,469)	18,504,469

Total Investments, at value (total cost $1,082,837,054)	1,404,924,472

Cash	4,842,135
Dividends receivable	724,153
Security lending income receivable	19,459
Receivable for investments sold	22,173,874
Receivable for capital shares issued	193,629
Prepaid expenses	8,774

Total Assets	1,432,886,496

Liabilities:
Payable for investments purchased	11,204,452
Payable for capital shares redeemed	465,684
Payable upon return of securities loaned (Note 2)	18,504,469
Accrued expenses and other payables:
Investment advisory fees	505,064
Fund administration fees	35,106
Distribution fees	56,530
Administrative servicing fees	176,721
Accounting and transfer agent fees	204
Custodian fees	9,105
Compliance program costs (Note 3)	1,272
Professional fees	19,450
Printing fees	31,489
Other	247

Total Liabilities	31,009,793

Net Assets	$1,401,876,703

Represented by:
Capital	$768,549,215
Accumulated undistributed net investment income	3,932,128
Accumulated net realized gains from investments and foreign currency transactions	307,307,942
Net unrealized appreciation/(depreciation) from investments	322,087,418

Net Assets	$1,401,876,703

*	Includes value of securities on loan of $162,317,529 (Note 2)

7

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

Net Assets:	NVIT Large Cap Growth Fund
Net Assets:
Class I Shares	$1,133,016,879
Class II Shares	268,859,824

Total	$1,401,876,703

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	47,972,318
Class II Shares	11,432,983

Total	59,405,301

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$23.62
Class II Shares	$23.52

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$8,827,934
Income from securities lending (Note 2)	45,806
Interest income	10,766

Total Income	8,884,506

EXPENSES:
Investment advisory fees	3,398,652
Fund administration fees	212,646
Distribution fees Class II Shares	345,941
Administrative servicing fees Class I Shares	869,846
Administrative servicing fees Class II Shares	211,816
Professional fees	35,608
Printing fees	27,754
Trustee fees	20,381
Custodian fees	26,567
Accounting and transfer agent fees	703
Compliance program costs (Note 3)	2,757
Other	15,802

Total expenses before fees waived, and expenses reimbursed	5,168,473

Investment advisory fees waived (Note 3)	(144,221)
Expenses reimbursed by adviser (Note 3)	(171,492)

Net Expenses	4,852,760

NET INVESTMENT INCOME	4,031,746

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	99,277,892
Net realized losses from foreign currency transactions (Note 2)	(20,460)

Net realized gains from investments and foreign currency transactions	99,257,432

Net change in unrealized appreciation/(depreciation) from investments	(49,059,289)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	27,028

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(49,032,261)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	50,225,171

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$54,256,917

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Large Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$4,031,746	$7,393,563
Net realized gains from investments and foreign currency transactions	99,257,432	212,762,691
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(49,032,261)	(97,223,964)

Change in net assets resulting from operations	54,256,917	122,932,290

Distributions to Shareholders From:
Net investment income:
Class I	—	(8,330,845)
Class II	—	(1,307,373)
Net realized gains:
Class I	—	(122,105,681)
Class II	—	(29,982,773)

Change in net assets from shareholder distributions	—	(161,726,672)

Change in net assets from capital transactions	(96,926,846)	(33,800,704)

Change in net assets	(42,669,929)	(72,595,086)

Net Assets:
Beginning of period	1,444,546,632	1,517,141,718

End of period	$1,401,876,703	$1,444,546,632

Accumulated undistributed (distributions in excess of) net investment income at end of period	$3,932,128	$(99,618)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,635,475	$6,519,714
Dividends reinvested	—	130,436,526
Cost of shares redeemed	(75,240,877)	(156,373,381)

Total Class I Shares	(72,605,402)	(19,417,141)

Class II Shares
Proceeds from shares issued	1,327,377	4,441,404
Dividends reinvested	—	31,290,146
Cost of shares redeemed	(25,648,821)	(50,115,113)

Total Class II Shares	(24,321,444)	(14,383,563)

Change in net assets from capital transactions	$(96,926,846)	$(33,800,704)

10

Statements of Changes in Net Assets (Continued)

	NVIT Large Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	112,680	275,779
Reinvested	—	5,846,681
Redeemed	(3,211,984)	(6,667,609)

Total Class I Shares	(3,099,304)	(545,149)

Class II Shares
Issued	56,656	192,518
Reinvested	—	1,409,396
Redeemed	(1,101,351)	(2,141,315)

Total Class II Shares	(1,044,695)	(539,401)

Total change in shares	(4,143,999)	(1,084,550)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$22.74	0.07	0.81	0.88	–	–	–	$23.62	3.87%		$1,133,016,879	0.63%	0.61%		0.68%	26.37%
Year Ended December 31, 2014 (e)	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%		$1,161,615,884	0.63%	0.55%		0.68%	47.71%
Year Ended December 31, 2013 (e)	$17.31	0.12	6.22	6.34	(0.16)	–	(0.16)	$23.49	36.70%		$1,212,244,085	0.63%	0.59%		0.70%	44.07%
Year Ended December 31, 2012 (e)	$14.69	0.15	2.59	2.74	(0.12)	–	(0.12)	$17.31	18.68%		$1,035,691,930	0.63%	0.88%		0.70%	46.31%
Year Ended December 31, 2011 (e)	$15.18	0.12	(0.44)	(0.32)	(0.11)	(0.06)	(0.17)	$14.69	(2.23%	)	$1,034,868,666	0.65%	0.77%		0.72%	94.50%
Year Ended December 31, 2010 (e)	$14.08	(0.04)	1.25	1.21	(0.01)	(0.10)	(0.11)	$15.18	8.80%		$1,322,344,042	0.64%	(0.24%	)	0.72%	55.10%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$22.67	0.04	0.81	0.85	–	–	–	$23.52	3.75%		$268,859,824	0.88%	0.36%		0.93%	26.37%
Year Ended December 31, 2014 (e)	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%		$282,930,748	0.88%	0.30%		0.93%	47.71%
Year Ended December 31, 2013 (e)	$17.27	0.07	6.19	6.26	(0.11)	–	(0.11)	$23.42	36.29%		$304,897,633	0.88%	0.34%		0.95%	44.07%
Year Ended December 31, 2012 (e)	$14.65	0.10	2.60	2.70	(0.08)	–	(0.08)	$17.27	18.42%		$271,613,800	0.88%	0.62%		0.95%	46.31%
Year Ended December 31, 2011 (e)	$15.14	0.08	(0.44)	(0.36)	(0.07)	(0.06)	(0.13)	$14.65	(2.50%	)	$278,960,967	0.90%	0.51%		0.97%	94.50%
Year Ended December 31, 2010 (e)	$14.07	(0.06)	1.23	1.17	–	(0.10)	(0.10)	$15.14	8.52%		$364,586,589	0.88%	(0.41%	)	1.03%	55.10%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,386,420,003	$—	$—	$1,386,420,003
Repurchase Agreement	—	18,504,469	—	18,504,469
Total	$1,386,420,003	$18,504,469	$—	$1,404,924,472

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $18,504,469, which was comprised of cash.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned.

Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by a U.S. Government Treasury Securities, ranging 0.00%—2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

BNP Paribas Securities Corp., 0.10%, dated 06/30/15, due 07/01/15, repurchase price $125,000,347, collateralized by a U.S. Government Agency Securities, ranging 0.46%—6.50%, maturing 07/01/17 – 06/04/45; total market value $127,500,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

			Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
BNP Paribas Securities Corp.	5,000,000	—	5,000,000	(5,000,000)	—
Societe Generale	8,504,469	—	8,504,469	(8,504,469)	—
Total	$18,504,469	$—	$18,504,469	$(18,504,469)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.02% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $48,523, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $95,698 for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.48%, and after contractual and voluntary fee waivers was 0.47% and 0.46%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, according to the table below until April 30, 2016.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$707,962	$690,090	$453,453	$171,492	$2,022,997

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $212,646 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,757.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $1,081,662.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $373,432,695 and sales of $451,747,787 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $49,843 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,083,226,160	$336,136,503	$(14,438,191)	$321,698,312

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

23

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

24

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

25

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

27

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

29

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

30

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

31

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

32

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

34

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

35

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

36

Semiannual Report

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

SAR-MCO 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation†

Common Stocks	99.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries††

Health Care Providers & Services	9.5%
Diversified Financial Services	7.6%
Internet Software & Services	7.3%
Banks	7.2%
Oil, Gas & Consumable Fuels	7.1%
Media	4.9%
Capital Markets	4.2%
Aerospace & Defense	4.1%
Road & Rail	3.7%
Pharmaceuticals	3.6%
Other Industries	40.8%
100.0%

Top Holdings††

JPMorgan Chase & Co.	4.3%
eBay, Inc.	4.3%
Goldman Sachs Group, Inc. (The)	4.2%
Intercontinental Exchange, Inc.	4.0%
Pfizer, Inc.	3.6%
Berkshire Hathaway, Inc., Class B	3.6%
Cardinal Health, Inc.	3.5%
Sealed Air Corp.	3.4%
Stanley Black & Decker, Inc.	3.2%
American Express Co.	3.1%
Other Holdings	62.8%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,014.80	4.20	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.63	4.21	0.84
Class II Shares	Actual	(a)	1,000.00	1,013.90	4.69	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.13	4.71	0.94

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 99.6%

	Shares	Market Value

Aerospace & Defense 4.0%
Boeing Co. (The)	41,000	$5,687,520
Raytheon Co.	32,500	3,109,600

		8,797,120

Banks 7.2%
JPMorgan Chase & Co.	138,000	9,350,880
Wells Fargo & Co.	112,000	6,298,880

		15,649,760

Capital Markets 4.2%
Goldman Sachs Group, Inc. (The)	44,000	9,186,760

Chemicals 1.5%
Scotts Miracle-Gro Co. (The), Class A	57,000	3,374,970

Commercial Services & Supplies 2.9%
Covanta Holding Corp.	100,000	2,119,000
Pitney Bowes, Inc.	201,000	4,182,810

		6,301,810

Communications Equipment 2.1%
Cisco Systems, Inc.	80,000	2,196,800
Motorola Solutions, Inc.	43,000	2,465,620

		4,662,420

Consumer Finance 3.1%
American Express Co.	87,000	6,761,640

Containers & Packaging 3.4%
Sealed Air Corp.	143,000	7,347,340

Diversified Financial Services 7.6%
Berkshire Hathaway, Inc., Class B *	57,000	7,758,270
Intercontinental Exchange, Inc.	39,000	8,720,790

		16,479,060

Electrical Equipment 1.0%
Rockwell Automation, Inc.	17,000	2,118,880

Energy Equipment & Services 2.1%
Schlumberger Ltd.	54,000	4,654,260

Food Products 1.6%
Mondelez International, Inc., Class A	87,000	3,579,180

Gas Utilities 1.6%
National Fuel Gas Co.	60,000	3,533,400

Health Care Equipment & Supplies 2.0%
Hill-Rom Holdings, Inc.	80,000	4,346,400

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 9.4%
Aetna, Inc.	40,000	$5,098,400
Cardinal Health, Inc.	90,000	7,528,500
HCA Holdings, Inc. *	53,000	4,808,160
Henry Schein, Inc. *	22,000	3,126,640

		20,561,700

Hotels, Restaurants & Leisure 2.1%
Hyatt Hotels Corp., Class A *	80,000	4,535,200

Household Products 1.8%
Procter & Gamble Co. (The)	49,000	3,833,760

Industrial Conglomerates 2.8%
3M Co.	40,000	6,172,000

Internet Software & Services 7.3%
eBay, Inc. *	155,000	9,337,200
Google, Inc., Class C *	12,500	6,506,375

		15,843,575

Machinery 3.1%
Stanley Black & Decker, Inc.	65,000	6,840,600

Media 4.9%
Omnicom Group, Inc.	62,000	4,308,380
Twenty-First Century Fox, Inc., Class A	197,000	6,411,365

		10,719,745

Metals & Mining 2.0%
Carpenter Technology Corp.	114,000	4,409,520

Oil, Gas & Consumable Fuels 7.1%
Apache Corp.	54,000	3,112,020
Cabot Oil & Gas Corp.	138,000	4,352,520
Pioneer Natural Resources Co.	25,000	3,467,250
Range Resources Corp.	90,000	4,444,200

		15,375,990

Pharmaceuticals 3.6%
Pfizer, Inc.	235,000	7,879,550

Professional Services 1.9%
Nielsen NV	90,000	4,029,300

Road & Rail 3.7%
CSX Corp.	149,000	4,864,850
Hertz Global Holdings, Inc. *	175,000	3,171,000

		8,035,850

Software 3.6%
Activision Blizzard, Inc.	190,000	4,599,900
Microsoft Corp.	72,000	3,178,800

		7,778,700

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	35,000	$4,389,875

Total Investments (cost $174,668,523) (a) — 99.6%		217,198,365
Other assets in excess of liabilities — 0.4%		836,177

NET ASSETS — 100.0%		$218,034,542

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investments, at value (cost $174,668,523)	$217,198,365
Cash	596,496
Dividends receivable	209,385
Receivable for investments sold	3,684,966
Prepaid expenses	1,361

Total Assets	221,690,573

Liabilities:
Payable for investments purchased	3,432,548
Payable for capital shares redeemed	45,995
Accrued expenses and other payables:
Investment advisory fees	110,627
Fund administration fees	10,264
Distribution fees	5,853
Administrative servicing fees	24,192
Accounting and transfer agent fees	62
Custodian fees	1,453
Compliance program costs (Note 3)	202
Professional fees	11,898
Printing fees	12,914
Other	23

Total Liabilities	3,656,031

Net Assets	$218,034,542

Represented by:
Capital	$143,634,851
Accumulated undistributed net investment income	996,285
Accumulated net realized gains from investments	30,873,564
Net unrealized appreciation/(depreciation) from investments	42,529,842

Net Assets	$218,034,542

7

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
Net Assets:
Class I Shares	$190,315,496
Class II Shares	27,719,046

Total	$218,034,542

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	18,486,201
Class II Shares	2,721,307

Total	21,207,508

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.30
Class II Shares	$10.19

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$1,851,979
Interest income	2,458
Foreign tax withholding	(2,942)

Total Income	1,851,495

EXPENSES:
Investment advisory fees	671,423
Fund administration fees	62,599
Distribution fees Class II Shares	35,896
Administrative servicing fees Class I Shares	148,180
Professional fees	14,541
Printing fees	11,771
Trustee fees	3,187
Custodian fees	4,244
Accounting and transfer agent fees	297
Compliance program costs (Note 3)	435
Other	3,955

Total Expenses	956,528

NET INVESTMENT INCOME	894,967

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,673,598
Net change in unrealized appreciation/(depreciation) from investments	(10,299,031)

Net realized/unrealized gains from investments	2,374,567

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,269,534

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$894,967	$2,143,409
Net realized gains from investments	12,673,598	18,174,314
Net change in unrealized appreciation/(depreciation) from investments	(10,299,031)	(5,463,664)

Change in net assets resulting from operations	3,269,534	14,854,059

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,798,702)
Class II	–	(243,389)
Net realized gains:
Class I	–	(32,421,963)
Class II	–	(5,036,119)

Change in net assets from shareholder distributions	–	(39,500,173)

Change in net assets from capital transactions	(15,292,780)	2,281,780

Change in net assets	(12,023,246)	(22,364,334)

Net Assets:
Beginning of period	230,057,788	252,422,122

End of period	$218,034,542	$230,057,788

Accumulated undistributed net investment income at end of period	$996,285	$101,318

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$792,974	$3,388,774
Dividends reinvested	–	34,220,665
Cost of shares redeemed	(12,963,233)	(32,179,100)

Total Class I Shares	(12,170,259)	5,430,339

Class II Shares
Proceeds from shares issued	492,672	1,688,706
Dividends reinvested	–	5,279,508
Cost of shares redeemed	(3,615,193)	(10,116,773)

Total Class II Shares	(3,122,521)	(3,148,559)

Change in net assets from capital transactions	$(15,292,780)	$2,281,780

10

Statements of Changes in Net Assets (Continued)

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	77,184	301,861
Reinvested	–	3,387,151
Redeemed	(1,257,915)	(2,926,323)

Total Class I Shares	(1,180,731)	762,689

Class II Shares
Issued	48,484	153,111
Reinvested	–	528,246
Redeemed	(356,421)	(919,921)

Total Class II Shares	(307,937)	(238,564)

Total change in shares	(1,488,668)	524,125

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.15	0.04	0.11	0.15	–	–	–	$10.30	1.48%		$190,315,496	0.84%	0.81%	0.84%	11.57%
Year Ended December 31, 2014 (d)	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%		$199,621,887	0.83%	0.91%	0.83%	26.67%
Year Ended December 31, 2013 (d)	$8.34	0.11	3.50	3.61	(0.11)	(0.44)	(0.55)	$11.40	43.82%		$215,486,565	0.84%	1.05%	0.84%	100.24%
Year Ended December 31, 2012 (d)	$7.79	0.12	1.17	1.29	(0.12)	(0.62)	(0.74)	$8.34	16.94%		$171,120,656	0.85%	1.47%	0.85%	125.03%
Year Ended December 31, 2011 (d)	$8.95	0.05	(1.09)	(1.04)	(0.05)	(0.07)	(0.12)	$7.79	(11.62%	)	$175,068,378	0.83%	0.59%	0.83%	102.26%
Year Ended December 31, 2010 (d)	$8.45	0.02	1.28	1.30	(0.02)	(0.78)	(0.80)	$8.95	15.61%		$235,348,957	0.87%	0.21%	0.87%	41.75%

Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.05	0.04	0.10	0.14	–	–	–	$10.19	1.39%		$27,719,046	0.94%	0.71%	0.94%	11.57%
Year Ended December 31, 2014 (d)	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%		$30,435,901	0.93%	0.81%	0.93%	26.67%
Year Ended December 31, 2013 (d)	$8.28	0.10	3.46	3.56	(0.10)	(0.44)	(0.54)	$11.30	43.53%		$36,935,557	0.94%	0.96%	0.94%	100.24%
Year Ended December 31, 2012 (d)	$7.74	0.11	1.16	1.27	(0.11)	(0.62)	(0.73)	$8.28	16.84%		$24,165,815	0.95%	1.38%	0.95%	125.03%
Year Ended December 31, 2011 (d)	$8.89	0.05	(1.09)	(1.04)	(0.04)	(0.07)	(0.11)	$7.74	(11.66%	)	$23,698,456	0.93%	0.53%	0.93%	102.26%
Year Ended December 31, 2010 (d)	$8.41	0.01	1.26	1.27	(0.01)	(0.78)	(0.79)	$8.89	15.39%		$18,627,250	0.97%	0.13%	0.97%	41.75%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.60%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $62,599 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $435.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $148,180.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class I shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $25,604,564 and sales of $37,756,491 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $10,286 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$174,813,418	$49,402,628	$(7,017,681)	$42,384,947

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—        —        —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund

SAR-MCV 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	1.7%
Other assets in excess of liabilities††	0.0%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	14.9%
Banks	12.8%
Pharmaceuticals	7.2%
Insurance	4.6%
Industrial Conglomerates	4.3%
Capital Markets	3.9%
Semiconductors & Semiconductor Equipment	3.7%
Commercial Services & Supplies	3.5%
Health Care Equipment & Supplies	3.5%
Electric Utilities	2.9%
Other Industries*	38.7%
100.0%

Top Holdings†††

Exxon Mobil Corp.	3.9%
General Electric Co.	3.3%
Pfizer, Inc.	3.3%
JPMorgan Chase & Co.	2.9%
Procter & Gamble Co. (The)	2.7%
Wells Fargo & Co.	2.6%
Chevron Corp.	2.5%
AT&T, Inc.	1.9%
Cisco Systems, Inc.	1.9%
Johnson & Johnson	1.9%
Other Holdings*	73.1%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	990.60	4.39	0.89
	Hypothetical(a)(b)		1,000.00	1,020.38	4.46	0.89
Class II Shares	Actual	(a)	1,000.00	989.50	5.23	1.06
	Hypothetical(a)(b)		1,000.00	1,019.54	5.31	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund

Common Stocks 98.3%

	Shares	Market Value

Aerospace & Defense 0.6%
Boeing Co. (The)	8,594	$1,192,159
Textron, Inc.	26,590	1,186,712

		2,378,871

Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	15,136	1,466,830

Automobiles 1.3%
General Motors Co.	99,626	3,320,534
Honda Motor Co., Ltd.	67,700	2,188,054

		5,508,588

Banks 12.8%
Bank of America Corp.	318,020	5,412,701
Bank of Hawaii Corp. (a)	5,654	377,009
BB&T Corp.	56,200	2,265,422
BOK Financial Corp.	38,800	2,699,704
Comerica, Inc.	13,790	707,703
Commerce Bancshares, Inc.	58,016	2,713,408
Cullen/Frost Bankers, Inc.	29,266	2,299,722
JPMorgan Chase & Co.	178,346	12,084,725
M&T Bank Corp.	20,417	2,550,696
PNC Financial Services Group, Inc. (The)	52,236	4,996,373
U.S. Bancorp	160,938	6,984,709
Wells Fargo & Co.	191,767	10,784,976

		53,877,148

Beverages 0.4%
PepsiCo, Inc.	15,980	1,491,573

Capital Markets 3.9%
Franklin Resources, Inc.	36,970	1,812,639
Goldman Sachs Group, Inc. (The)	13,242	2,764,797
LPL Financial Holdings, Inc. (a)	43,767	2,034,728
Northern Trust Corp.	94,932	7,258,501
State Street Corp.	30,903	2,379,531

		16,250,196

Chemicals 0.3%
Mosaic Co. (The)	29,240	1,369,894

Commercial Services & Supplies 3.5%
ADT Corp. (The) (a)	102,635	3,445,457
Republic Services, Inc.	190,192	7,449,821
Tyco International PLC	101,065	3,888,981

		14,784,259

Communications Equipment 2.5%
Cisco Systems, Inc.	292,185	8,023,400
Harris Corp.	11,980	921,382
QUALCOMM, Inc.	25,690	1,608,965

		10,553,747

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.5%
Bemis Co., Inc.	21,053	$947,596
Sonoco Products Co.	25,557	1,095,373

		2,042,969

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class A*	24	4,916,400
Berkshire Hathaway, Inc., Class B*	17,560	2,390,092

		7,306,492

Diversified Telecommunication Services 2.5%
AT&T, Inc.	230,266	8,179,048
CenturyLink, Inc.	78,539	2,307,476

		10,486,524

Electric Utilities 2.9%
Edison International	43,379	2,411,005
Great Plains Energy, Inc.	148,170	3,579,787
Westar Energy, Inc.	104,362	3,571,268
Xcel Energy, Inc.	81,805	2,632,485

		12,194,545

Electrical Equipment 0.5%
Emerson Electric Co.	35,830	1,986,057

Electronic Equipment, Instruments & Components 0.8%
Keysight Technologies, Inc.*	63,798	1,989,860
TE Connectivity Ltd.	18,100	1,163,830

		3,153,690

Energy Equipment & Services 1.0%
Cameron International Corp.*	32,020	1,676,887
Halliburton Co.	33,262	1,432,594
Helmerich & Payne, Inc.	15,580	1,097,144

		4,206,625

Food & Staples Retailing 2.6%
Sysco Corp.	134,666	4,861,443
Wal-Mart Stores, Inc.	85,963	6,097,355

		10,958,798

Food Products 1.8%
ConAgra Foods, Inc.	22,780	995,942
General Mills, Inc.	23,260	1,296,047
Kellogg Co.	31,330	1,964,391
Mondelez International, Inc., Class A	79,316	3,263,060

		7,519,440

Health Care Equipment & Supplies 3.5%
Becton, Dickinson and Co.	15,761	2,232,546
Boston Scientific Corp.*	73,124	1,294,295
Medtronic PLC	72,266	5,354,911

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	30,106	$2,877,230
Zimmer Biomet Holdings, Inc.	25,311	2,764,720

		14,523,702

Health Care Providers & Services 2.6%
Cigna Corp.	8,490	1,375,380
Express Scripts Holding Co.*	16,554	1,472,313
LifePoint Health, Inc.*	37,064	3,222,715
UnitedHealth Group, Inc.	41,325	5,041,650

		11,112,058

Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	36,791	1,817,108
International Speedway Corp., Class A	55,790	2,045,819

		3,862,927

Household Products 2.8%
Procter & Gamble Co. (The)	147,889	11,570,835

Industrial Conglomerates 4.3%
General Electric Co.	517,623	13,753,243
Koninklijke Philips NV	160,931	4,107,358

		17,860,601

Information Technology Services 0.3%
Teradata Corp.*	39,550	1,463,350

Insurance 4.6%
ACE Ltd.	19,375	1,970,050
Aflac, Inc.	38,506	2,395,073
Brown & Brown, Inc.	33,729	1,108,335
Chubb Corp. (The)	22,036	2,096,505
HCC Insurance Holdings, Inc.	43,857	3,369,972
MetLife, Inc.	63,485	3,554,525
Reinsurance Group of America, Inc.	21,940	2,081,448
Travelers Cos., Inc. (The)	10,280	993,665
Unum Group	51,830	1,852,922

		19,422,495

Leisure Products 0.3%
Mattel, Inc.	46,499	1,194,559

Machinery 0.6%
Oshkosh Corp.	29,845	1,264,831
Pentair PLC	18,000	1,237,500

		2,502,331

Media 0.6%
Discovery Communications, Inc., Class A*	22,740	756,332
Markit Ltd.*	75,779	1,937,669

		2,694,001

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 1.2%
BHP Billiton Ltd.	52,380	$1,068,490
Freeport-McMoRan, Inc.	92,420	1,720,860
Newmont Mining Corp.	42,935	1,002,962
Nucor Corp.	31,310	1,379,832

		5,172,144

Multiline Retail 0.6%
Target Corp.	31,569	2,576,977

Multi-Utilities 0.8%
PG&E Corp.	67,514	3,314,937

Oil, Gas & Consumable Fuels 14.9%
Apache Corp.	70,258	4,048,969
Chevron Corp.	111,261	10,733,349
Cimarex Energy Co.	19,460	2,146,633
Devon Energy Corp.	99,221	5,902,657
Exxon Mobil Corp.	197,571	16,437,907
Imperial Oil Ltd.	103,991	4,017,266
Noble Energy, Inc.	54,612	2,330,840
Occidental Petroleum Corp.	97,814	7,606,995
Peabody Energy Corp. (a)	221,662	485,440
Southwestern Energy Co.*	63,398	1,441,037
TOTAL SA	125,782	6,169,729
Ultra Petroleum Corp.* (a)	119,835	1,500,334

		62,821,156

Pharmaceuticals 7.2%
AbbVie, Inc.	18,350	1,232,936
Johnson & Johnson	80,471	7,842,704
Merck & Co., Inc.	131,385	7,479,748
Pfizer, Inc.	409,920	13,744,618

		30,300,006

Real Estate Investment Trusts (REITs) 2.6%
Annaly Capital Management, Inc.	240,091	2,206,436
Capstead Mortgage Corp.	121,530	1,348,983
Corrections Corp. of America	95,832	3,170,123
Piedmont Office Realty Trust, Inc., Class A	155,920	2,742,633
Weyerhaeuser Co.	46,490	1,464,435

		10,932,610

Road & Rail 0.4%
Heartland Express, Inc.	79,640	1,611,117

Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.	165,647	3,183,735
Broadcom Corp., Class A	24,920	1,283,131
Intel Corp.	235,100	7,150,566
Marvell Technology Group Ltd.	117,750	1,552,534
Micron Technology, Inc.*	50,490	951,232

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	21,700	$823,298
Teradyne, Inc.	37,533	724,012

		15,668,508

Software 1.6%
Microsoft Corp.	94,270	4,162,021
Oracle Corp.	68,567	2,763,250

		6,925,271

Specialty Retail 1.1%
Advance Auto Parts, Inc.	10,264	1,634,953
CST Brands, Inc.	38,120	1,488,967
Lowe’s Cos., Inc.	23,326	1,562,142

		4,686,062

Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	13,282	1,665,895
EMC Corp.	155,426	4,101,692
Hewlett-Packard Co.	66,411	1,992,994
SanDisk Corp.	33,110	1,927,664
Western Digital Corp.	20,462	1,604,630

		11,292,875

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	50,414	1,744,829
Ralph Lauren Corp.	8,420	1,114,471

		2,859,300

Wireless Telecommunication Services 0.3%
Rogers Communications, Inc., Class B	35,880	1,272,605

Total Common Stocks (cost $365,761,641)		413,176,673

Repurchase Agreements 1.7%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50%-12.50%, maturing 09/20/15-06/15/45; total market value $1,020,001. (b) (c)	$1,000,000	$1,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $6,079,678, collateralized by U.S. Government Agency Securities, ranging from 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $6,201,244. (b) (c)	6,079,651	6,079,651

Total Repurchase Agreements (cost $7,079,651)		7,079,651

Total Investments (cost $372,841,292) (d) — 100.0%		420,256,324

Other assets in excess of liabilities — 0.0%†		58,456

NET ASSETS — 100.0%		$420,314,780

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $7,305,594, which was collateralized by repurchase agreements with a total value of $7,079,651 and $520,453 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.75% and maturity dates ranging from 07/16/15 – 02/15/45, a total value of $7,600,104.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $7,079,651.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund (Continued)

At June 30, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Credit Suisse International	07/31/15	(1,123,944)	$(868,370)	$(865,669)	$2,701
Canadian Dollar	JPMorgan Chase Bank	07/31/15	(5,061,626)	(4,086,620)	(4,050,882)	35,738
Euro	UBS AG	07/31/15	(7,241,689)	(8,113,806)	(8,076,617)	37,189
Japanese Yen	Credit Suisse International	07/31/15	(211,046,288)	(1,708,241)	(1,725,079)	(16,838)

Total Short Contracts				$(14,777,037)	$(14,718,247)	$58,790

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Credit Suisse International	07/31/15	43,606	$33,485	$33,586	$101
Euro	UBS AG	07/31/15	260,483	290,495	290,515	20
Japanese Yen	Credit Suisse International	07/31/15	6,016,838	49,157	49,181	24
Japanese Yen	Credit Suisse International	07/31/15	5,610,637	45,888	45,861	(27)

Total Long Contracts				$419,025	$419,143	$118

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund
Assets:
Investments, at value (cost $365,761,641)*	$413,176,673
Repurchase agreements, at value (cost $7,079,651)	7,079,651

Total Investments, at value (total cost $372,841,292)	420,256,324

Cash	6,272,820
Foreign currencies, at value (cost $22,256)	22,256
Dividends receivable	992,268
Security lending income receivable	11,045
Receivable for investments sold	1,730,488
Receivable for capital shares issued	6,352
Reclaims receivable	7,222
Unrealized appreciation on forward foreign currency contracts (Note 2)	75,773
Prepaid expenses	2,940

Total Assets	429,377,488

Liabilities:
Payable for investments purchased	1,151,423
Payable for capital shares redeemed	452,027
Unrealized depreciation on forward foreign currency contracts (Note 2)	16,865
Payable upon return of securities loaned (Note 2)	7,079,651
Accrued expenses and other payables:
Investment advisory fees	202,235
Fund administration fees	13,928
Distribution fees	24,551
Administrative servicing fees	88,595
Accounting and transfer agent fees	175
Custodian fees	2,636
Compliance program costs (Note 3)	391
Professional fees	12,097
Printing fees	18,023
Other	111

Total Liabilities	9,062,708

Net Assets	$420,314,780

Represented by:
Capital	$288,467,424
Accumulated undistributed net investment income	8,602,563
Accumulated net realized gains from investments, forward and foreign currency transactions	75,773,092
Net unrealized appreciation/(depreciation) from investments	47,415,032
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	58,908
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,239)

Net Assets	$420,314,780

*	Includes value of securities on loan of $7,305,594 (Note 2)

9

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund
Net Assets:
Class I Shares	$249,452,678
Class II Shares	170,862,102

Total	$420,314,780

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,143,344
Class II Shares	9,050,221

Total	22,193,565

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.98
Class II Shares	$18.88

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$5,948,806
Income from securities lending (Note 2)	108,571
Interest income	7,349
Foreign tax withholding	(36,225)

Total Income	6,028,501

EXPENSES:
Investment advisory fees	1,246,148
Fund administration fees	85,476
Distribution fees Class II Shares	222,655
Administrative servicing fees Class I Shares	323,901
Administrative servicing fees Class II Shares	222,655
Professional fees	19,814
Printing fees	14,798
Trustee fees	6,214
Custodian fees	8,059
Accounting and transfer agent fees	727
Compliance program costs (Note 3)	849
Other	5,964

Total expenses before fees waived	2,157,260

Distribution fees waived — Class II (Note 3)	(71,250)

Net Expenses	2,086,010

NET INVESTMENT INCOME	3,942,491

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	24,941,060
Net realized gains from forward and foreign currency transactions (Note 2)	1,096,619

Net realized gains from investments, forward and foreign currency transactions	26,037,679

Net change in unrealized appreciation/(depreciation) from investments	(33,903,379)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(35,062)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,058)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(33,939,499)

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(7,901,820)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,959,329)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$3,942,491	$7,123,884
Net realized gains from investments, forward and foreign currency transactions	26,037,679	54,432,723
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(33,939,499)	(7,300,857)

Change in net assets resulting from operations	(3,959,329)	54,255,750

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,288,406)
Class II	–	(3,212,653)
Net realized gains:
Class I	–	(29,406,176)
Class II	–	(19,154,539)

Change in net assets from shareholder distributions	–	(57,061,774)

Change in net assets from capital transactions	(24,273,283)	9,397,351

Change in net assets	(28,232,612)	6,591,327

Net Assets:
Beginning of period	448,547,392	441,956,065

End of period	$420,314,780	$448,547,392

Accumulated undistributed net investment income at end of period	$8,602,563	$4,660,072

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,491,252	$5,801,748
Dividends reinvested	–	34,694,582
Cost of shares redeemed	(17,879,990)	(38,671,936)

Total Class I Shares	(16,388,738)	1,824,394

Class II Shares
Proceeds from shares issued	6,749,940	11,627,826
Dividends reinvested	–	22,367,192
Cost of shares redeemed	(14,634,485)	(26,422,061)

Total Class II Shares	(7,884,545)	7,572,957

Change in net assets from capital transactions	$(24,273,283)	$9,397,351

12

Statements of Changes in Net Assets (Continued)

	American Century NVIT Multi Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	77,727	295,559
Reinvested	–	1,837,931
Redeemed	(928,784)	(1,964,340)

Total Class I Shares	(851,057)	169,150

Class II Shares
Issued	355,446	595,562
Reinvested	–	1,191,013
Redeemed	(760,079)	(1,333,210)

Total Class II Shares	(404,633)	453,365

Total change in shares	(1,255,690)	622,515

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$19.16	0.18	(0.36)	(0.18)	–	–	–	$18.98	(0.94%	)	$249,452,678	0.89%	1.87%	0.89%	22.27%
Year Ended December 31, 2014 (e)	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%		$268,170,178	0.88%	1.68%	0.88%	40.85%
Year Ended December 31, 2013 (e)	$15.26	0.30	4.52	4.82	(0.34)	(0.35)	(0.69)	$19.39	31.90%		$268,063,713	0.89%	1.69%	0.89%	48.11%
Year Ended December 31, 2012 (e)	$14.00	0.27	1.77	2.04	(0.15)	(0.63)	(0.78)	$15.26	14.66%		$234,721,079	0.91%	1.80%	0.91%	44.60%
Year Ended December 31, 2011 (e)	$14.19	0.26	(0.17)	0.09	(0.24)	(0.04)	(0.28)	$14.00	0.65%		$245,684,277	0.91%	1.80%	0.91%	61.37%
Year Ended December 31, 2010 (e)	$12.74	0.24	1.45	1.69	(0.09)	(0.15)	(0.24)	$14.19	13.46%		$305,129,292	0.88%	1.77%	0.95%	181.67%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$19.08	0.16	(0.36)	(0.20)	–	–	–	$18.88	(1.05%	)	$170,862,102	1.06%	1.70%	1.14%	22.27%
Year Ended December 31, 2014 (e)	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%		$180,377,214	1.05%	1.51%	1.13%	40.85%
Year Ended December 31, 2013 (e)	$15.21	0.27	4.50	4.77	(0.31)	(0.35)	(0.66)	$19.32	31.67%		$173,892,352	1.06%	1.52%	1.14%	48.11%
Year Ended December 31, 2012 (e)	$13.96	0.24	1.76	2.00	(0.12)	(0.63)	(0.75)	$15.21	14.45%		$145,274,946	1.08%	1.63%	1.16%	44.60%
Year Ended December 31, 2011 (e)	$14.15	0.23	(0.16)	0.07	(0.22)	(0.04)	(0.26)	$13.96	0.49%		$150,054,472	1.08%	1.64%	1.16%	61.37%
Year Ended December 31, 2010 (e)	$12.73	0.24	1.41	1.65	(0.08)	(0.15)	(0.23)	$14.15	13.15%		$162,949,432	1.08%	1.78%	1.43%	181.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,378,871	$—	$—	$2,378,871
Air Freight & Logistics	1,466,830	—	—	1,466,830
Automobiles	3,320,534	2,188,054	—	5,508,588
Banks	53,877,148	—	—	53,877,148
Beverages	1,491,573	—	—	1,491,573
Capital Markets	16,250,196	—	—	16,250,196
Chemicals	1,369,894	—	—	1,369,894
Commercial Services & Supplies	14,784,259	—	—	14,784,259
Communications Equipment	10,553,747	—	—	10,553,747
Containers & Packaging	2,042,969	—	—	2,042,969
Diversified Financial Services	7,306,492	—	—	7,306,492
Diversified Telecommunication Services	10,486,524	—	—	10,486,524
Electric Utilities	12,194,545	—	—	12,194,545
Electrical Equipment	1,986,057	—	—	1,986,057
Electronic Equipment, Instruments & Components	3,153,690	—	—	3,153,690
Energy Equipment & Services	4,206,625	—	—	4,206,625
Food & Staples Retailing	10,958,798	—	—	10,958,798
Food Products	7,519,440	—	—	7,519,440
Health Care Equipment & Supplies	14,523,702	—	—	14,523,702
Health Care Providers & Services	11,112,058	—	—	11,112,058
Hotels, Restaurants & Leisure	3,862,927	—	—	3,862,927
Household Products	11,570,835	—	—	11,570,835
Industrial Conglomerates	13,753,243	4,107,358	—	17,860,601
Information Technology Services	1,463,350	—	—	1,463,350
Insurance	19,422,495	—	—	19,422,495
Leisure Products	1,194,559	—	—	1,194,559
Machinery	2,502,331	—	—	2,502,331
Media	2,694,001	—	—	2,694,001
Metals & Mining	4,103,654	1,068,490	—	5,172,144
Multiline Retail	2,576,977	—	—	2,576,977
Multi-Utilities	3,314,937	—	—	3,314,937
Oil, Gas & Consumable Fuels	56,651,427	6,169,729	—	62,821,156
Pharmaceuticals	30,300,006	—	—	30,300,006
Real Estate Investment Trusts (REITs)	10,932,610	—	—	10,932,610
Road & Rail	1,611,117	—	—	1,611,117
Semiconductors & Semiconductor Equipment	15,668,508	—	—	15,668,508
Software	6,925,271	—	—	6,925,271
Specialty Retail	4,686,062	—	—	4,686,062
Technology Hardware, Storage & Peripherals	11,292,875	—	—	11,292,875

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$2,859,300	$—	$—	$2,859,300
Wireless Telecommunication Services	1,272,605	—	—	1,272,605
Total Common Stocks	$399,643,042	$13,533,631	$—	$413,176,673
Forward Foreign Currency Contracts	—	75,773	—	75,773
Repurchase Agreements	—	7,079,651	—	7,079,651
Total Assets	$399,643,042	$20,689,055	$—	$420,332,097
Liabilities:
Forward Foreign Currency Contracts	—	(16,865)	—	(16,865)
Total Liabilities	$—	$(16,865)	$—	$(16,865)
Total	$399,643,042	$20,672,190	$—	$420,315,232

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$75,773
Total		$75,773
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(16,865)
Total		$(16,865)

The Effect of Derivative Instruments on the Statement of Operations for the Six months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,066,867
Total	$1,066,867
Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(35,062)
Total	$(35,062)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$75,773	$—	$75,773
Total	$75,773	$—	$75,773

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	$2,826	$(2,826)	$—	$—
JPMorgan Chase Bank	35,738	—	—	35,738
UBS AG	37,209	—	—	37,209
Total	$75,773	$(2,826)	$—	$72,947

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(16,865)	$—	$(16,865)
Total	$(16,865)	$—	$(16,865)

Amounts designated as “—” are zero.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(16,865)	$2,826	$—	$(14,039)
Total	$(16,865)	$2,826	$—	$(14,039)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $7,079,651, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis was as follows:

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/15 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos were as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Goldman Sachs & Co.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
Societe Generale	6,079,651	—	6,079,651	(6,079,651)	—
Total	$7,079,651	$—	$7,079,651	$(7,079,651)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative services fees, according to the table below until April 30, 2016.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $85,476 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $849.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $71,250.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $546,556.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.25% and 0.25% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $95,270,796 and sales of $110,943,991 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$376,826,683	$57,703,015	$(14,273,374)	$43,429,641

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

28

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

37

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

40

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

41

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Real Estate Fund

SAR-RE 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Real Estate Fund

Asset Allocation†

Common Stocks	98.5%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	100.0%
100.0%

Top Holdings††

Simon Property Group, Inc.	10.4%
Prologis, Inc.	7.4%
Ventas, Inc.	5.0%
AvalonBay Communities, Inc.	5.0%
CBL & Associates Properties, Inc.	4.9%
Outfront Media, Inc.	4.7%
Mid-America Apartment Communities, Inc.	4.1%
Vornado Realty Trust	4.1%
HCP, Inc.	4.1%
SL Green Realty Corp.	4.0%
Other Holdings	46.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	922.10	4.34	0.91
	Hypothetical(a)(b)		1,000.00	1,020.28	4.56	0.91
Class II Shares	Actual	(a)	1,000.00	920.20	5.52	1.16
	Hypothetical(a)(b)		1,000.00	1,019.04	5.81	1.16
Class Y Shares	Actual	(a)	1,000.00	922.10	3.62	0.76
	Hypothetical(a)(b)		1,000.00	1,021.03	3.81	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Real Estate Fund

Common Stocks 98.5%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 98.5%
American Tower Corp.	90,700	$8,461,403
AvalonBay Communities, Inc.	97,400	15,571,338
Brandywine Realty Trust	831,293	11,039,571
Brixmor Property Group, Inc.	416,477	9,633,113
Camden Property Trust	140,405	10,429,283
CBL & Associates Properties, Inc.	945,503	15,317,149
Corporate Office Properties Trust	320,163	7,536,637
DCT Industrial Trust, Inc.	160,222	5,037,380
Douglas Emmett, Inc.	428,178	11,535,115
Equity Residential	131,700	9,241,389
HCP, Inc.	346,000	12,618,620
Hersha Hospitality Trust	29,300	751,252
Highwoods Properties, Inc.	278,200	11,114,090
Host Hotels & Resorts, Inc.	608,000	12,056,640
Lexington Realty Trust	328,633	2,786,808
Mid-America Apartment Communities, Inc.	175,300	12,763,593
National Health Investors, Inc.	107,384	6,690,023
NorthStar Realty Finance Corp.	500,000	7,950,000
Outfront Media, Inc.	575,028	14,513,707
Parkway Properties, Inc.	383,600	6,689,984
Prologis, Inc.	619,141	22,970,131
Simon Property Group, Inc.	187,300	32,406,646
SL Green Realty Corp.	114,236	12,553,394
Sunstone Hotel Investors, Inc.	190,400	2,857,904
Ventas, Inc.	251,800	15,634,262
Vornado Realty Trust	133,562	12,679,041
Weyerhaeuser Co.	328,100	10,335,150
WP GLIMCHER, Inc.	696,884	9,428,840

		310,602,463

Total Investments (cost $327,238,412) (a) — 98.5%		310,602,463
Other assets in excess of liabilities — 1.5%		4,886,544

NET ASSETS — 100.0%		$315,489,007

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Real Estate Fund
Assets:
Investments, at value (cost $327,238,412)	$310,602,463
Cash	683,326
Dividends receivable	1,189,024
Receivable for investments sold	6,899,828
Receivable for capital shares issued	105,626
Prepaid expenses	5,007

Total Assets	319,485,274

Liabilities:
Payable for investments purchased	3,576,715
Payable for capital shares redeemed	133,974
Accrued expenses and other payables:
Investment advisory fees	185,292
Fund administration fees	12,261
Distribution fees	21,651
Administrative servicing fees	40,702
Accounting and transfer agent fees	74
Custodian fees	686
Compliance program costs (Note 3)	287
Professional fees	12,319
Printing fees	12,212
Other	94

Total Liabilities	3,996,267

Net Assets	$315,489,007

Represented by:
Capital	$263,034,966
Accumulated undistributed net investment income	6,370,973
Accumulated net realized gains from investments	62,719,017
Net unrealized appreciation/(depreciation) from investments	(16,635,949)

Net Assets	$315,489,007

Net Assets:
Class I Shares	$214,178,990
Class II Shares	101,157,047
Class Y Shares	152,970

Total	$315,489,007

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	27,437,588
Class II Shares	13,079,998
Class Y Shares	19,581

Total	40,537,167

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.81
Class II Shares	$7.73
Class Y Shares	$7.81

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$6,969,792
Interest income	5,116

Total Income	6,974,908

EXPENSES:
Investment advisory fees	1,257,286
Fund administration fees	78,102
Distribution fees Class II Shares	150,116
Administrative servicing fees Class I Shares	180,614
Administrative servicing fees Class II Shares	91,380
Professional fees	17,539
Printing fees	12,484
Trustee fees	4,996
Custodian fees	5,321
Accounting and transfer agent fees	383
Compliance program costs (Note 3)	695
Other	6,261

Total expenses before fees waived	1,805,177

Investment advisory fees waived (Note 3)	(24,588)

Net Expenses	1,780,589

NET INVESTMENT INCOME	5,194,319

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	16,367,246
Net change in unrealized appreciation/(depreciation) from investments	(49,086,484)

Net realized/unrealized losses from investments	(32,719,238)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,524,919)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$5,194,319	$9,503,371
Net realized gains from investments	16,367,246	48,366,102
Net change in unrealized appreciation/(depreciation) from investments	(49,086,484)	20,235,483

Change in net assets resulting from operations	(27,524,919)	78,104,956

Distributions to Shareholders From:
Net investment income:
Class I	–	(6,512,177)
Class II	–	(2,969,043)
Class Y	–	(4,229	)(a)
Net realized gains:
Class I	–	(54,542,165)
Class II	–	(25,264,721)
Class Y	–	(38,225	)(a)

Change in net assets from shareholder distributions	–	(89,330,560)

Change in net assets from capital transactions	(16,883,185)	100,608,774

Change in net assets	(44,408,104)	89,383,170

Net Assets:
Beginning of period	359,897,111	270,513,941

End of period	$315,489,007	$359,897,111

Accumulated undistributed net investment income at end of period	$6,370,973	$1,176,654

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,011,731	$18,449,723
Dividends reinvested	–	61,054,342
Cost of shares redeemed	(23,344,442)	(29,065,373)

Total Class I Shares	(8,332,711)	50,438,692

Class II Shares
Proceeds from shares issued	19,439,108	37,129,709
Dividends reinvested	–	28,233,764
Cost of shares redeemed	(28,006,718)	(15,367,880)

Total Class II Shares	(8,567,610)	49,995,593

Class Y Shares
Proceeds from shares issued	30,958	187,791	(a)
Dividends reinvested	–	42,454	(a)
Cost of shares redeemed	(13,822)	(55,756	)(a)

Total Class Y Shares	17,136	174,489	(a)

Change in net assets from capital transactions	$(16,883,185)	$100,608,774

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

8

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	1,718,189	1,994,112
Reinvested	–	7,552,474
Redeemed	(2,729,105)	(3,143,049)

Total Class I Shares	(1,010,916)	6,403,537

Class II Shares
Issued	2,245,912	4,024,388
Reinvested	–	3,523,283
Redeemed	(3,324,718)	(1,754,496)

Total Class II Shares	(1,078,806)	5,793,175

Class Y Shares
Issued	3,705	18,865	(a)
Reinvested	–	5,247	(a)
Redeemed	(1,572)	(6,664	)(a)

Total Class Y Shares	2,133	17,448	(a)

Total change in shares	(2,087,589)	12,214,160

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$8.47	0.13	(0.79)	(0.66)	–	–	–	$7.81	(7.79)%	$214,178,990	0.91%	2.99%	0.92%	50.26%
Year Ended December 31, 2014 (e)	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%	$240,845,105	0.91%	3.05%	0.92%	88.98%
Year Ended December 31, 2013 (e)	$9.47	0.15	0.14	0.29	(0.14)	(0.71)	(0.85)	$8.91	3.05%	$196,371,890	0.94%	1.51%	0.95%	149.86%
Year Ended December 31, 2012 (e)	$9.06	0.11	1.32	1.43	(0.10)	(0.92)	(1.02)	$9.47	15.79%	$217,162,860	0.94%	1.15%	0.94%	18.51%
Year Ended December 31, 2011 (e)	$8.62	0.07	0.49	0.56	(0.08)	(0.04)	(0.12)	$9.06	6.50%	$213,774,978	0.94%	0.82%	0.94%	17.42%
Year Ended December 31, 2010 (e)	$7.30	0.12	2.06	2.18	(0.16)	(0.70)	(0.86)	$8.62	30.18%	$227,118,437	0.99%	1.44%	0.99%	24.25%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$8.40	0.11	(0.78)	(0.67)	–	–	–	$7.73	(7.98)%	$101,157,047	1.16%	2.71%	1.17%	50.26%
Year Ended December 31, 2014 (e)	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%	$118,904,289	1.16%	2.95%	1.17%	88.98%
Year Ended December 31, 2013 (e)	$9.43	0.12	0.14	0.26	(0.12)	(0.71)	(0.83)	$8.86	2.70%	$74,142,051	1.19%	1.29%	1.20%	149.86%
Year Ended December 31, 2012 (e)	$9.02	0.09	1.32	1.41	(0.08)	(0.92)	(1.00)	$9.43	15.58%	$71,140,430	1.19%	0.91%	1.19%	18.51%
Year Ended December 31, 2011 (e)	$8.59	0.05	0.48	0.53	(0.06)	(0.04)	(0.10)	$9.02	6.14%	$65,337,105	1.19%	0.57%	1.19%	17.42%
Year Ended December 31, 2010 (e)	$7.28	0.10	2.05	2.15	(0.14)	(0.70)	(0.84)	$8.59	29.82%	$69,621,641	1.24%	1.21%	1.24%	24.25%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$8.47	0.14	(0.80)	(0.66)	–	–	–	$7.81	(7.79)%	$152,970	0.76%	3.23%	0.77%	50.26%
Period Ended December 31, 2014 (e)(f)	$9.97	0.27	1.05	1.32	(0.25)	(2.57)	(2.82)	$8.47	15.30%	$147,717	0.76%	4.49%	0.77%	88.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Brookfield Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $7,314, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $17,274, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.70%, and after contractual and voluntary fee waivers was 0.70% and 0.69%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $78,102 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $695.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $271,994.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $181,173,792 and sales of $175,504,151 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015 the Fund recaptured $29,219 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$327,752,569	$9,855,965	$(27,006,071)	$(17,150,106)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

17

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

18

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

20

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

24

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

25

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

26

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

27

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

28

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

29

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

30

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

31

Semiannual Report

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

SAR-SR 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation†

Common Stocks	98.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Holdings††

American Express Co.	5.1%
Newell Rubbermaid, Inc.	5.0%
Texas Instruments, Inc.	5.0%
Danaher Corp.	4.6%
Progressive Corp. (The)	4.6%
eBay, Inc.	4.0%
Schlumberger Ltd.	3.7%
Eversource Energy	3.6%
W.W. Grainger, Inc.	3.6%
U.S. Bancorp	3.6%
Other Holdings	57.2%
100.0%

Top Industries††

Industrial Conglomerates	6.7%
Food Products	6.6%
Health Care Equipment & Supplies	6.1%
Trading Companies & Distributors	5.9%
Software	5.8%
Consumer Finance	5.1%
Household Durables	5.0%
Semiconductors & Semiconductor Equipment	5.0%
Information Technology Services	4.8%
Insurance	4.6%
Other Industries	44.4%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,006.10	4.08	0.82
	Hypothetical	(a)(b)	1,000.00	1,020.73	4.11	0.82
Class II Shares	Actual	(a)	1,000.00	1,006.10	4.48	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.0%

	Shares	Market Value

Airlines 2.1%
Ryanair Holdings PLC, ADR-IE	44,007	$3,139,899

Auto Components 2.4%
BorgWarner, Inc.	63,075	3,585,183

Banks 3.5%
U.S. Bancorp	120,574	5,232,912

Chemicals 2.7%
Novozymes A/S, Class B	29,637	1,408,073
Praxair, Inc.	21,847	2,611,809

		4,019,882

Commercial Services & Supplies 1.0%
Herman Miller, Inc.	49,422	1,429,778

Consumer Finance 5.0%
American Express Co.	95,379	7,412,856

Diversified Financial Services 2.7%
Intercontinental Exchange, Inc.	17,603	3,936,207

Diversified Telecommunication Services 1.4%
Level 3 Communications, Inc. *	40,385	2,127,078

Electric Utilities 3.6%
Eversource Energy	116,830	5,305,250

Energy Equipment & Services 3.6%
Schlumberger Ltd.	61,666	5,314,992

Food Products 6.5%
Keurig Green Mountain, Inc.	58,898	4,513,354
Unilever NV, NYRS-UK	121,951	5,102,430

		9,615,784

Health Care Equipment & Supplies 6.0%
Abbott Laboratories	78,336	3,844,731
Becton, Dickinson and Co.	35,963	5,094,159

		8,938,890

Health Care Providers & Services 1.3%
Premier, Inc., Class A *	51,150	1,967,229

Household Durables 4.9%
Newell Rubbermaid, Inc.	176,265	7,246,254

Industrial Conglomerates 6.6%
3M Co.	19,324	2,981,693
Danaher Corp.	78,791	6,743,722

		9,725,415

Information Technology Services 4.7%
Alliance Data Systems Corp. *	16,165	4,719,210

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
MasterCard, Inc., Class A	24,427	$2,283,436

		7,002,646

Insurance 4.5%
Progressive Corp. (The)	240,667	6,697,763

Internet Software & Services 3.9%
eBay, Inc. *	96,186	5,794,245

Oil, Gas & Consumable Fuels 3.3%
Cimarex Energy Co.	12,679	1,398,621
Noble Energy, Inc.	80,212	3,423,448

		4,822,069

Pharmaceuticals 2.0%
Roche Holding AG, ADR-CH	85,928	3,013,495

Professional Services 4.2%
ManpowerGroup, Inc.	24,279	2,170,057
Robert Half International, Inc.	72,888	4,045,284

		6,215,341

Semiconductors & Semiconductor Equipment 4.9%
Texas Instruments, Inc.	139,783	7,200,222

Software 5.7%
Adobe Systems, Inc. *	32,152	2,604,633
Intuit, Inc.	51,032	5,142,495
NetScout Systems, Inc. *	19,472	714,038

		8,461,166

Specialty Retail 4.5%
O’Reilly Automotive, Inc. *	10,215	2,308,386
TJX Cos., Inc. (The)	66,332	4,389,188

		6,697,574

Textiles, Apparel & Luxury Goods 1.2%
Gildan Activewear, Inc.	53,412	1,775,415

Trading Companies & Distributors 5.8%
NOW, Inc. *	168,634	3,357,503
W.W. Grainger, Inc.	22,316	5,281,081

		8,638,584

Total Investments (cost $111,970,750) (a) — 98.0%		145,316,129

Other assets in excess of liabilities — 2.0%		3,017,137

NET ASSETS — 100.0%		$148,333,266

*	Denotes a non-income producing security.

5

Statement of Investments (continued)

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund (continued)

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CH	Switzerland

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investments, at value (cost $111,970,750)	$145,316,129
Cash	4,488,015
Foreign currencies, at value (cost $4,449)	4,174
Dividends receivable	124,960
Receivable for investments sold	564,699
Receivable for capital shares issued	241
Reclaims receivable	1,588
Prepaid expenses	958

Total Assets	150,500,764

Liabilities:
Payable for investments purchased	1,710,143
Payable for capital shares redeemed	323,261
Accrued expenses and other payables:
Investment advisory fees	81,532
Fund administration fees	8,997
Distribution fees	10,688
Administrative servicing fees	8,420
Accounting and transfer agent fees	47
Custodian fees	911
Compliance program costs (Note 3)	143
Professional fees	11,850
Printing fees	11,432
Other	74

Total Liabilities	2,167,498

Net Assets	$148,333,266

Represented by:
Capital	$80,118,636
Accumulated undistributed net investment income	910,514
Accumulated net realized gains from investments and foreign currency transactions	33,959,031
Net unrealized appreciation/(depreciation) from investments	33,345,379
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(294)

Net Assets	$148,333,266

Net Assets:
Class I Shares	$7,915,165
Class II Shares	140,418,101

Total	$148,333,266

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	476,148
Class II Shares	8,454,504

Total	8,930,652

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.62
Class II Shares	$16.61

The accompanying notes are an integral part of these financial statements.

7

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$1,557,684
Interest income	2,191
Foreign tax withholding	(5,297)

Total Income	1,554,578

EXPENSES:
Investment advisory fees	506,558
Fund administration fees	55,316
Distribution fees Class II Shares	184,548
Administrative servicing fees Class I Shares	2,132
Administrative servicing fees Class II Shares	36,910
Professional fees	13,463
Printing fees	10,980
Trustee fees	2,204
Custodian fees	2,984
Accounting and transfer agent fees	287
Compliance program costs (Note 3)	307
Other	3,317

Total expenses before fees waived	819,006

Distribution fees waived — Class II (Note 3)	(118,112)

Net Expenses	700,894

NET INVESTMENT INCOME	853,684

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,750,419
Net realized losses from foreign currency transactions (Note 2)	(91)

Net realized gains from investments and foreign currency transactions	9,750,328

Net change in unrealized appreciation/(depreciation) from investments	(9,568,371)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	844

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(9,567,527)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	182,801

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,036,485

The accompanying notes are an integral part of these financial statements.

8

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$853,684	$1,461,223
Net realized gains from investments and foreign currency transactions	9,750,328	33,598,049
Net change in unrealized depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(9,567,527)	(18,212,372)

Change in net assets resulting from operations	1,036,485	16,846,900

Distributions to Shareholders From:
Net investment income:
Class I	–	(74,928)
Class II	–	(1,326,455)

Change in net assets from shareholder distributions	–	(1,401,383)

Change in net assets from capital transactions	(16,371,616)	(47,938,791)

Change in net assets	(15,335,131)	(32,493,274)

Net Assets:
Beginning of period	163,668,397	196,161,671

End of period	$148,333,266	$163,668,397

Accumulated undistributed net investment income at end of period	$910,514	$56,830

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$846,483	$1,933,015
Dividends reinvested	–	74,928
Cost of shares redeemed	(983,295)	(5,948,222)

Total Class I Shares	(136,812)	(3,940,279)

Class II Shares
Proceeds from shares issued	2,323,836	2,773,549
Dividends reinvested	–	1,326,455
Cost of shares redeemed	(18,558,640)	(48,098,516)

Total Class II Shares	(16,234,804)	(43,998,512)

Change in net assets from capital transactions	$(16,371,616)	$(47,938,791)

SHARE TRANSACTIONS:
Class I Shares
Issued	51,409	126,951
Reinvested	–	4,611
Redeemed	(58,672)	(387,482)

Total Class I Shares	(7,263)	(255,920)

Class II Shares
Issued	138,693	174,075
Reinvested	–	81,678
Redeemed	(1,112,344)	(3,101,857)

Total Class II Shares	(973,651)	(2,846,104)

Total change in shares	(980,914)	(3,102,024)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$16.52	0.10	–	0.10	–	–	$16.62	0.61%		$7,915,165	0.82%	1.18%	0.82%	10.97%
Year Ended December 31, 2014(e)	$15.08	0.15	1.45	1.60	(0.16)	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%
Year Ended December 31, 2013(e)	$10.95	0.09	4.15	4.24	(0.11)	(0.11)	$15.08	38.77%		$11,149,054	0.80%	0.70%	0.80%	29.66%
Year Ended December 31, 2012(e)	$9.94	0.13	1.01	1.14	(0.13)	(0.13)	$10.95	11.50%		$8,105,858	0.81%	1.23%	0.81%	29.83%
Year Ended December 31, 2011(e)	$10.34	0.06	(0.39)	(0.33)	(0.07)	(0.07)	$9.94	(3.18%	)	$6,590,973	0.79%	0.57%	0.79%	30.20%
Year Ended December 31, 2010(e)	$8.43	0.07	1.91	1.98	(0.07)	(0.07)	$10.34	23.58%		$5,448,468	0.80%	0.75%	0.80%	34.50%

Class II Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$16.51	0.09	0.01	0.10	–	–	$16.61	0.61%		$140,418,101	0.90%	1.09%	1.06%	10.97%
Year Ended December 31, 2014(e)	$15.07	0.13	1.45	1.58	(0.14)	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%
Year Ended December 31, 2013(e)	$10.95	0.08	4.14	4.22	(0.10)	(0.10)	$15.07	38.55%		$185,012,617	0.89%	0.62%	1.05%	29.66%
Year Ended December 31, 2012(e)	$9.94	0.12	1.01	1.13	(0.12)	(0.12)	$10.95	11.38%		$156,621,330	0.90%	1.13%	1.06%	29.83%
Year Ended December 31, 2011(e)	$10.34	0.05	(0.38)	(0.33)	(0.07)	(0.07)	$9.94	(3.27%	)	$179,310,401	0.88%	0.50%	1.04%	30.20%
Year Ended December 31, 2010(e)	$8.42	0.06	1.92	1.98	(0.06)	(0.06)	$10.34	23.56%		$206,196,841	0.89%	0.64%	1.05%	34.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$3,139,899	$—	$—	$3,139,899
Auto Components	3,585,183	—	—	3,585,183
Banks	5,232,912	—	—	5,232,912
Chemicals	2,611,809	1,408,073	—	4,019,882
Commercial Services & Supplies	1,429,778	—	—	1,429,778
Consumer Finance	7,412,856	—	—	7,412,856
Diversified Financial Services	3,936,207	—	—	3,936,207
Diversified Telecommunication Services	2,127,078	—	—	2,127,078
Electric Utilities	5,305,250	—	—	5,305,250
Energy Equipment & Services	5,314,992	—	—	5,314,992
Food Products	9,615,784	—	—	9,615,784
Health Care Equipment & Supplies	8,938,890	—	—	8,938,890
Health Care Providers & Services	1,967,229	—	—	1,967,229
Household Durables	7,246,254	—	—	7,246,254
Industrial Conglomerates	9,725,415	—	—	9,725,415
Information Technology Services	7,002,646	—	—	7,002,646
Insurance	6,697,763	—	—	6,697,763
Internet Software & Services	5,794,245	—	—	5,794,245
Oil, Gas & Consumable Fuels	4,822,069	—	—	4,822,069
Pharmaceuticals	3,013,495	—	—	3,013,495
Professional Services	6,215,341	—	—	6,215,341
Semiconductors & Semiconductor Equipment	7,200,222	—	—	7,200,222
Software	8,461,166	—	—	8,461,166
Specialty Retail	6,697,574	—	—	6,697,574
Textiles, Apparel & Luxury Goods	1,775,415	—	—	1,775,415
Trading Companies & Distributors	8,638,584	—	—	8,638,584
Total	$143,908,056	$1,408,073	$—	$145,316,129

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $55,316 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $307.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $118,112.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $39,042.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $16,799,494 and sales of $32,113,465 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $5,203 of brokerage commissions.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$112,231,305	$33,084,824	$ (—)	$33,084,824

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–    –    –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Bond Index Fund

SAR-BDX 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

Fund Overview	NVIT Bond Index Fund

Asset Allocation†

U.S. Treasury Notes	30.9%
U.S. Government Mortgage Backed Agencies	28.1%
Corporate Bonds	24.4%
Mutual Fund	8.4%
U.S. Treasury Bonds	5.8%
Sovereign Bonds	3.8%
U.S. Government Sponsored & Agency Obligations	2.8%
Commercial Mortgage Backed Securities	2.0%
Repurchase Agreements	1.3%
Municipal Bonds	0.9%
Yankee Dollars	0.4%
Asset-Backed Securities	0.4%
Liabilities in excess of other assets††	(9.2%)
100.0%

Top Industries†††

Banks	4.0%
Oil, Gas & Consumable Fuels	2.0%
Electric Utilities	1.6%
Capital Markets	1.0%
Diversified Telecommunication Services	1.0%
Media	1.0%
Pharmaceuticals	0.9%
Gas Utilities	0.9%
Health Care Providers & Services	0.9%
Diversified Financial Services	0.7%
Other Industries*	86.0%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund — Institutional Class	7.7%
Federal National Mortgage Association Pool TBA, 4.00%, 07/25/45	1.5%
Federal National Mortgage Association Pool TBA, 3.50%, 07/25/45	1.4%
Government National Mortgage Association II Pool TBA, 3.50%, 07/15/45	1.3%
U.S. Treasury Notes, 2.88%, 03/31/18	1.3%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 07/15/45	1.1%
U.S. Treasury Notes, 1.00%, 08/31/16	1.1%
U.S. Treasury Notes, 1.75%, 03/31/22	1.0%
U.S. Treasury Notes, 1.38%, 03/31/20	1.0%
Federal National Mortgage Association Pool TBA, 3.00%, 07/25/45	0.9%
Other Holdings*	81.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	997.20	1.88	0.38
	Hypothetical	(a)(b)	1,000.00	1,022.91	1.91	0.38
Class Y Shares	Actual	(a)	1,000.00	999.10	1.14	0.23
	Hypothetical	(a)(b)	1,000.00	1,023.65	1.15	0.23

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Bond Index Fund

Asset-Backed Securities 0.4%

	Principal Amount	Market Value

Automobiles 0.2%
Hyundai Auto Receivables Trust, Series 2015-B, Class A3, 1.12%, 11/15/19	$2,500,000	$2,495,117
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A4, 1.18%, 06/17/19	1,500,000	1,498,301

		3,993,418

Credit Card 0.2%
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 07/15/20	3,500,000	3,836,224
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 03/15/21	1,250,000	1,242,637

		5,078,861

Total Asset-Backed Securities (cost $9,094,465)		9,072,279

Commercial Mortgage Backed Securities 2.0%
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A4, 5.45%, 01/15/49	2,082,760	2,194,007
Series 2007-3, Class A4, 5.75%, 06/10/49 (a)	3,000,000	3,169,848
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.35%, 12/10/49 (a)	917,428	989,170
COMM Mortgage Trust
Series 2013-CR8, Class A5, 3.61%, 06/10/46 (a)	1,000,000	1,041,457
Series 2015-DC1, Class A5, 3.35%, 02/10/48	1,000,000	997,954
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,500,000	1,583,991
CW Capital Cobalt Ltd., Series 2007-C3, Class A4, 5.96%, 05/15/46 (a)	1,810,344	1,932,061
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K003, Class A5, 5.09%, 03/25/19	400,000	446,795
Series K004, Class A1, 3.41%, 05/25/19	581,061	607,206

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (continued)
Series K006, Class A1, 3.40%, 07/25/19	$427,296	$446,279
Series K006, Class A2, 4.25%, 01/25/20	200,000	218,737
Series K008, Class A1, 2.75%, 12/25/19	74,201	74,947
Series K013, Class A2, 3.97%, 01/25/21 (a)	500,000	544,442
Series K014, Class A1, 2.79%, 10/25/20	198,330	205,493
Series K020, Class A2, 2.37%, 05/25/22	1,500,000	1,495,592
Series K024, Class A2, 2.57%, 09/25/22	100,000	100,245
Series K026, Class A2, 2.51%, 11/25/22	900,000	896,763
Series K031, Class A2, 3.30%, 04/25/23 (a)	400,000	417,686
Series K033, Class A2, 3.06%, 07/25/23 (a)	950,000	973,831
Series K034, Class A2, 3.53%, 07/25/23 (a)	1,900,000	2,009,434
Series K037, Class A2, 3.49%, 01/25/24	800,000	841,410
Series K038, Class A1, 2.60%, 10/25/23	332,112	340,839
Series K713, Class A2, 2.31%, 03/25/20	1,000,000	1,017,424
Federal National Mortgage Association-ACES
Series 2013-M6, Class 1AC, 4.31%, 02/25/43 (a)	250,000	258,356
Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	250,000	254,853
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, 12/10/49	1,750,000	1,857,229
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 05/10/50	1,500,000	1,497,707
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 05/10/45	2,500,000	2,591,818
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/15/47	1,000,000	1,036,339
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,875,661	3,002,388

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	$420,000	$443,189
Series 2011-C5, Class A3, 4.17%, 08/15/46	950,000	1,030,773
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.08%, 08/12/49 (a)	800,000	858,738
Morgan Stanley Capital I, Inc.
Series 2007-IQ14, Class A4, 5.69%, 04/15/49 (a)	1,500,000	1,586,316
Series 2012-C4, Class A2, 2.11%, 03/15/45	1,000,000	1,011,918
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4, 5.51%, 04/15/47	2,000,000	2,092,492
Series 2007-C33, Class A4, 6.15%, 02/15/51 (a)	1,915,318	2,013,116
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 05/15/48	1,500,000	1,522,920
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.34%, 06/15/46	1,750,000	1,781,932

Total Commercial Mortgage Backed Securities (cost $43,987,223)		45,385,695

Corporate Bonds 24.4%
Aerospace & Defense 0.4%
Boeing Capital Corp., 4.70%, 10/27/19	250,000	277,161
Boeing Co. (The), 4.88%, 02/15/20	500,000	564,145
3.30%, 03/01/35	130,000	118,048
Embraer SA, 5.15%, 06/15/22	350,000	361,900
General Dynamics Corp., 1.00%, 11/15/17	500,000	498,377
3.88%, 07/15/21	100,000	106,817
Harris Corp., 2.70%, 04/27/20	1,000,000	987,226
4.85%, 04/27/35	90,000	86,242
L-3 Communications Corp., 3.95%, 11/15/16	150,000	154,880
5.20%, 10/15/19	500,000	541,808
3.95%, 05/28/24	750,000	729,040

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
Lockheed Martin Corp., 2.90%, 03/01/25	$500,000	$480,299
3.60%, 03/01/35	110,000	101,733
4.07%, 12/15/42	393,000	371,342
Northrop Grumman Corp., 3.50%, 03/15/21	500,000	515,976
4.75%, 06/01/43	250,000	252,567
Raytheon Co., 6.40%, 12/15/18	206,000	238,518
3.13%, 10/15/20	250,000	259,034
3.15%, 12/15/24	145,000	143,810
4.70%, 12/15/41	150,000	156,426
United Technologies Corp., 1.80%, 06/01/17	600,000	608,741
4.50%, 04/15/20	250,000	275,186
6.13%, 07/15/38	400,000	487,790
4.50%, 06/01/42	500,000	507,948
4.15%, 05/15/45	550,000	525,175

		9,350,189

Airlines 0.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	457,920	486,540
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 04/11/24	315,547	325,802
Southwest Airlines Co., 5.13%, 03/01/17	147,000	155,978
United Airlines Pass Through Trust, Series 2009-2A, 9.75%, 07/15/18	237,439	258,215
Series 2013-1, Class A, 4.30%, 08/15/25	488,451	503,104

		1,729,639

Auto Components 0.1%
BorgWarner, Inc., 3.38%, 03/15/25	135,000	132,839
Delphi Corp., 4.15%, 03/15/24	475,000	491,018
Johnson Controls, Inc., 4.25%, 03/01/21	150,000	158,468
3.75%, 12/01/21	600,000	616,225
4.63%, 07/02/44	350,000	333,964

		1,732,514

Automobiles 0.4%
American Honda Finance Corp., 1.20%, 07/14/17	500,000	500,402
Daimler Finance North America LLC, 8.50%, 01/18/31	250,000	367,410

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Automobiles (continued)
Ford Motor Co., 7.45%, 07/16/31	$500,000	$638,903
4.75%, 01/15/43	350,000	339,361
Ford Motor Credit Co. LLC, 4.25%, 02/03/17	1,000,000	1,039,378
3.00%, 06/12/17	350,000	358,011
2.24%, 06/15/18	500,000	500,338
2.38%, 03/12/19	750,000	747,582
3.66%, 09/08/24	500,000	493,366
General Motors Co., 5.20%, 04/01/45	250,000	247,610
General Motors Financial Co., Inc., 3.15%, 01/15/20	780,000	783,655
Toyota Motor Credit Corp., 2.00%, 10/24/18	500,000	504,613
2.10%, 01/17/19	650,000	652,720
2.13%, 07/18/19	500,000	501,604
2.15%, 03/12/20	500,000	499,847
3.30%, 01/12/22	500,000	517,737

		8,692,537

Banks 4.2%
Abbey National Treasury Services PLC, 2.38%, 03/16/20	500,000	498,302
4.00%, 03/13/24 (b)	500,000	515,860
Australia & New Zealand Banking Group Ltd., 1.50%, 01/16/18	500,000	499,679
Bank of America Corp., 3.88%, 03/22/17	500,000	519,839
1.70%, 08/25/17	500,000	500,575
2.00%, 01/11/18	600,000	601,966
Series L, 5.65%, 05/01/18	3,200,000	3,515,226
Series L, 2.60%, 01/15/19	500,000	505,445
Series L, 2.65%, 04/01/19 (b)	500,000	505,923
Series L, 2.25%, 04/21/20	1,000,000	981,800
5.63%, 07/01/20	1,000,000	1,127,058
5.00%, 05/13/21	700,000	768,437
5.70%, 01/24/22	750,000	851,371
3.30%, 01/11/23	500,000	492,418
4.10%, 07/24/23	750,000	771,685
4.00%, 04/01/24	350,000	356,151
Series L, 3.95%, 04/21/25 (b)	310,000	298,589
4.25%, 10/22/26	435,000	426,127
5.88%, 02/07/42	250,000	288,316
5.00%, 01/21/44	350,000	363,399
Series L, 4.75%, 04/21/45	1,000,000	927,377
Bank of America NA, 5.30%, 03/15/17	200,000	211,833
Bank of Montreal, 1.45%, 04/09/18	750,000	746,047
Bank of New York Mellon Corp. (The), 2.30%, 07/28/16	200,000	203,564

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of New York Mellon Corp. (The), (continued)
1.30%, 01/25/18	$500,000	$498,200
3.25%, 09/11/24	750,000	749,300
Series G, 3.00%, 02/24/25	205,000	198,611
Bank of Nova Scotia, 1.45%, 04/25/18	500,000	497,596
2.80%, 07/21/21	500,000	502,943
Bank of Nova Scotia (The), 1.70%, 06/11/18	500,000	500,195
Bank One Corp., 8.00%, 04/29/27	290,000	385,627
Barclays Bank PLC, 2.50%, 02/20/19	500,000	503,335
5.13%, 01/08/20	500,000	556,156
5.14%, 10/14/20	250,000	271,744
Barclays PLC, 2.00%, 03/16/18	500,000	498,904
3.65%, 03/16/25	360,000	340,487
BB&T Corp., 2.15%, 03/22/17	100,000	101,486
2.05%, 06/19/18	750,000	758,220
2.45%, 01/15/20	500,000	501,120
BNP Paribas SA, 2.70%, 08/20/18	250,000	255,834
2.38%, 05/21/20	1,000,000	989,898
5.00%, 01/15/21	250,000	276,197
3.25%, 03/03/23	500,000	496,250
BPCE SA, 4.00%, 04/15/24	475,000	479,531
Branch Banking & Trust Co., 1.35%, 10/01/17	500,000	499,560
Canadian Imperial Bank of Commerce, 1.35%, 07/18/16 (b)	500,000	502,906
Capital One Financial Corp., 5.25%, 02/21/17	304,000	322,629
4.75%, 07/15/21	300,000	327,684
3.75%, 04/24/24	700,000	696,779
Capital One NA, 1.50%, 03/22/18	300,000	296,090
2.40%, 09/05/19	500,000	495,549
Citigroup, Inc., 4.45%, 01/10/17	1,000,000	1,044,760
6.13%, 11/21/17	500,000	549,986
1.70%, 04/27/18	1,000,000	993,572
1.75%, 05/01/18	1,000,000	995,458
8.50%, 05/22/19	500,000	609,848
2.50%, 07/29/19	500,000	500,734
5.38%, 08/09/20	250,000	279,505
4.50%, 01/14/22	650,000	700,153
3.88%, 10/25/23	750,000	765,390
3.75%, 06/16/24	500,000	502,963
3.30%, 04/27/25	1,310,000	1,259,706

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Citigroup, Inc., (continued)
4.30%, 11/20/26	$500,000	$488,911
6.63%, 06/15/32	333,000	394,189
8.13%, 07/15/39	350,000	502,377
6.68%, 09/13/43	250,000	302,785
Commonwealth Bank of Australia, 2.50%, 09/20/18	500,000	512,013
2.30%, 03/12/20	500,000	499,517
Compass Bank, 3.88%, 04/10/25	500,000	470,727
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.38%, 01/19/17	500,000	516,465
1.70%, 03/19/18	750,000	751,853
4.63%, 12/01/23	250,000	257,927
3.38%, 05/21/25	500,000	487,395
5.25%, 05/24/41	175,000	191,722
5.75%, 12/01/43	250,000	274,490
Credit Suisse, 2.30%, 05/28/19	600,000	598,958
4.38%, 08/05/20	400,000	435,552
3.63%, 09/09/24	500,000	497,030
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20 (c)	1,000,000	987,453
3.75%, 03/26/25 (c)	390,000	375,442
Discover Bank, 4.20%, 08/08/23	500,000	506,097
Fifth Third Bancorp, 3.50%, 03/15/22	700,000	711,964
HSBC Bank USA NA, 5.63%, 08/15/35	250,000	283,604
HSBC Holdings PLC, 5.10%, 04/05/21 (b)	500,000	557,358
4.25%, 03/14/24	500,000	504,992
6.50%, 05/02/36	400,000	475,693
6.50%, 09/15/37	600,000	724,033
5.25%, 03/14/44	250,000	259,318
HSBC USA, Inc., 2.63%, 09/24/18	500,000	510,765
2.38%, 11/13/19	500,000	498,725
3.50%, 06/23/24	500,000	503,197
Intesa Sanpaolo SpA, 2.38%, 01/13/17	500,000	502,457
3.88%, 01/16/18 (b)	500,000	516,166
JPMorgan Chase & Co., 3.15%, 07/05/16	350,000	357,087
1.35%, 02/15/17	750,000	750,655
1.80%, 01/25/18	1,000,000	1,003,084
2.25%, 01/23/20	500,000	491,342
2.75%, 06/23/20	500,000	500,533
4.25%, 10/15/20	350,000	374,242
4.63%, 05/10/21	500,000	540,827

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
JPMorgan Chase & Co., (continued)
3.38%, 05/01/23	$250,000	$242,755
3.88%, 09/10/24	1,000,000	983,906
3.13%, 01/23/25	1,000,000	954,756
5.60%, 07/15/41	400,000	453,504
5.40%, 01/06/42	500,000	552,450
4.85%, 02/01/44	500,000	516,639
JPMorgan Chase Bank NA, 6.00%, 07/05/17	2,210,000	2,403,402
6.00%, 10/01/17	1,000,000	1,090,353
KeyBank NA, 2.50%, 12/15/19	250,000	251,081
6.95%, 02/01/28	225,000	287,193
KeyCorp, 2.30%, 12/13/18	500,000	504,421
Korea Finance Corp., 4.63%, 11/16/21	200,000	221,418
Kreditanstalt fuer Wiederaufbau, 0.88%, 09/05/17	1,000,000	998,757
4.38%, 03/15/18	600,000	652,467
1.00%, 06/11/18 (b)	2,500,000	2,487,840
2.75%, 09/08/20	400,000	417,447
Landwirtschaftliche Rentenbank, 2.13%, 07/15/16	250,000	254,310
5.13%, 02/01/17	750,000	801,660
1.00%, 04/04/18	1,000,000	996,439
Lloyds Bank PLC, 2.30%, 11/27/18	750,000	757,928
2.40%, 03/17/20	500,000	498,630
Lloyds Banking Group PLC, 4.50%, 11/04/24	205,000	205,121
Manufacturers & Traders Trust Co., 1.40%, 07/25/17	500,000	499,295
1.45%, 03/07/18	500,000	496,413
National Australia Bank Ltd., 1.30%, 07/25/16	500,000	503,309
PNC Bank NA, 2.95%, 01/30/23	250,000	241,872
3.80%, 07/25/23	500,000	512,228
2.95%, 02/23/25	500,000	481,583
PNC Funding Corp., 2.70%, 09/19/16	500,000	508,680
5.13%, 02/08/20	500,000	560,554
Royal Bank of Canada, 1.20%, 01/23/17	750,000	753,048
1.00%, 04/27/17	750,000	749,062
1.40%, 10/13/17	670,000	671,793
2.20%, 07/27/18	500,000	508,528
2.15%, 03/06/20 (b)	500,000	499,187
Royal Bank of Scotland PLC (The), 5.63%, 08/24/20	500,000	562,840
Santander Holdings USA, Inc., 2.65%, 04/17/20	1,300,000	1,278,043

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Societe Generale SA, 2.75%, 10/12/17	$250,000	$256,240
State Street Corp., 3.70%, 11/20/23	500,000	516,494
3.30%, 12/16/24	310,000	309,460
Sumitomo Mitsui Banking Corp., 1.35%, 07/11/17	500,000	499,853
2.45%, 01/10/19	1,000,000	1,010,883
2.45%, 01/16/20	500,000	501,137
SunTrust Banks, Inc., 3.50%, 01/20/17	550,000	566,387
Svenska Handelsbanken AB, 2.50%, 01/25/19	500,000	508,091
Toronto-Dominion Bank (The), 2.38%, 10/19/16	250,000	254,721
1.40%, 04/30/18	750,000	748,430
Union Bank NA, 1.50%, 09/26/16	500,000	501,582
US Bancorp, 1.65%, 05/15/17	500,000	506,024
1.95%, 11/15/18	500,000	504,507
4.13%, 05/24/21	150,000	162,478
US Bank NA, 2.80%, 01/27/25	1,000,000	956,787
Wells Fargo & Co., 5.13%, 09/15/16	206,000	215,935
1.50%, 01/16/18	750,000	748,593
2.15%, 01/15/19	500,000	503,107
2.15%, 01/30/20	2,000,000	1,980,908
3.30%, 09/09/24	1,000,000	984,660
3.00%, 02/19/25	825,000	790,135
5.38%, 02/07/35	457,000	514,851
5.38%, 11/02/43	250,000	266,930
5.61%, 01/15/44	638,000	700,709
3.90%, 05/01/45	250,000	224,988
Wells Fargo Capital X, 5.95%, 12/01/86	275,000	279,538
Westpac Banking Corp., 1.60%, 01/12/18	500,000	501,526
1.55%, 05/25/18	500,000	498,697
2.25%, 01/17/19	750,000	759,397

		98,430,798

Beverages 0.5%
Anheuser-Busch Cos. LLC, 5.00%, 03/01/19	236,000	259,984
5.75%, 04/01/36	324,000	372,323
6.00%, 11/01/41	147,000	171,400
Anheuser-Busch InBev Finance, Inc., 3.70%, 02/01/24	1,000,000	1,023,508
4.63%, 02/01/44 (b)	650,000	654,262
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 07/15/17	1,000,000	1,004,701

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc., (continued)
5.00%, 04/15/20 (b)	$275,000	$307,374
4.38%, 02/15/21	150,000	163,467
Coca-Cola Co. (The), 1.80%, 09/01/16	480,000	485,802
1.15%, 04/01/18	500,000	497,375
3.15%, 11/15/20	200,000	208,555
3.20%, 11/01/23	550,000	555,543
Diageo Capital PLC, 1.13%, 04/29/18	750,000	740,519
4.83%, 07/15/20	600,000	663,760
2.63%, 04/29/23	500,000	476,527
Dr Pepper Snapple Group, Inc., 2.70%, 11/15/22	250,000	238,663
Molson Coors Brewing Co., 5.00%, 05/01/42	250,000	243,378
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	206,000	277,504
PepsiCo, Inc., 7.90%, 11/01/18	700,000	835,814
2.25%, 01/07/19	500,000	506,823
1.85%, 04/30/20	500,000	494,482
3.13%, 11/01/20	300,000	312,912
5.50%, 01/15/40	250,000	284,339
4.25%, 10/22/44	500,000	490,241

		11,269,256

Biotechnology 0.2%
Amgen, Inc., 3.45%, 10/01/20	600,000	620,731
6.40%, 02/01/39	600,000	718,010
5.15%, 11/15/41	600,000	616,169
5.38%, 05/15/43	300,000	318,352
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	150,000	162,603
Celgene Corp., 3.95%, 10/15/20	400,000	425,002
3.25%, 08/15/22	300,000	296,678
4.63%, 05/15/44	500,000	477,113
Gilead Sciences, Inc., 3.05%, 12/01/16	100,000	102,875
4.50%, 04/01/21	200,000	219,432
3.70%, 04/01/24	1,000,000	1,021,836
3.50%, 02/01/25	240,000	240,350
4.50%, 02/01/45	500,000	498,073

		5,717,224

Building Products 0.0%†
Owens Corning, 4.20%, 12/15/22	250,000	253,392

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 1.1%
Ameriprise Financial, Inc., 5.30%, 03/15/20	$150,000	$169,542
Bear Stearns Cos. LLC (The), 4.65%, 07/02/18	354,000	381,450
Charles Schwab Corp. (The), 2.20%, 07/25/18	200,000	202,908
Credit Suisse USA, Inc., 5.85%, 08/16/16	400,000	422,029
7.13%, 07/15/32	55,000	71,398
Deutsche Bank AG, 1.40%, 02/13/17	750,000	747,754
1.88%, 02/13/18	300,000	299,082
2.50%, 02/13/19	450,000	452,288
3.70%, 05/30/24	470,000	464,142
Franklin Resources, Inc., 2.80%, 09/15/22	500,000	495,753
Goldman Sachs Group, Inc. (The), 5.63%, 01/15/17	1,000,000	1,058,917
2.38%, 01/22/18	1,500,000	1,522,815
2.90%, 07/19/18	500,000	511,764
5.25%, 07/27/21	500,000	555,259
5.75%, 01/24/22	500,000	568,735
3.63%, 01/22/23	750,000	745,269
3.85%, 07/08/24	385,000	384,666
3.75%, 05/22/25	500,000	493,421
6.13%, 02/15/33	1,150,000	1,371,876
6.45%, 05/01/36	750,000	846,308
6.75%, 10/01/37	500,000	586,474
4.80%, 07/08/44	500,000	493,566
Jefferies Group, Inc., 5.13%, 04/13/18	500,000	530,943
5.13%, 01/20/23	250,000	258,093
Morgan Stanley, 5.45%, 01/09/17	575,000	609,327
1.88%, 01/05/18	500,000	501,326
2.50%, 01/24/19	650,000	656,029
7.30%, 05/13/19	700,000	823,535
2.38%, 07/23/19 (b)	1,000,000	993,433
2.65%, 01/27/20	750,000	748,662
2.80%, 06/16/20 (b)	455,000	455,484
5.75%, 01/25/21	300,000	341,795
5.50%, 07/28/21	250,000	282,022
4.88%, 11/01/22	500,000	531,854
4.10%, 05/22/23	650,000	651,215
Series F, 3.88%, 04/29/24	625,000	631,659
4.35%, 09/08/26	500,000	489,940
3.95%, 04/23/27	1,500,000	1,414,332
7.25%, 04/01/32	324,000	428,250
Nomura Holdings, Inc., 2.00%, 09/13/16	500,000	503,643
TD Ameritrade Holding Corp., 2.95%, 04/01/22	500,000	495,754

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
UBS AG, 5.88%, 07/15/16	$621,000	$648,360
5.88%, 12/20/17	350,000	385,041
1.80%, 03/26/18	500,000	499,256
2.35%, 03/26/20	500,000	496,520

		26,221,889

Chemicals 0.5%
CF Industries, Inc., 3.45%, 06/01/23	550,000	532,510
5.15%, 03/15/34	250,000	246,926
Dow Chemical Co. (The), 4.25%, 11/15/20	400,000	426,678
4.13%, 11/15/21 (b)	650,000	681,784
3.50%, 10/01/24	500,000	490,624
9.40%, 05/15/39	260,000	391,313
E.I. du Pont de Nemours & Co., 5.25%, 12/15/16	385,000	407,546
2.80%, 02/15/23	250,000	243,596
4.90%, 01/15/41	300,000	317,468
Eastman Chemical Co., 3.60%, 08/15/22	100,000	101,084
4.65%, 10/15/44	350,000	331,586
Ecolab, Inc., 3.00%, 12/08/16	1,000,000	1,023,377
2.25%, 01/12/20	265,000	262,336
4.35%, 12/08/21	150,000	161,826
Lubrizol Corp., 6.50%, 10/01/34	147,000	186,431
LYB International Finance BV, 4.00%, 07/15/23	500,000	511,674
LyondellBasell Industries NV, 5.00%, 04/15/19	500,000	541,632
6.00%, 11/15/21	500,000	572,328
4.63%, 02/26/55	250,000	220,161
Monsanto Co., 2.13%, 07/15/19	500,000	496,428
4.20%, 07/15/34	135,000	123,025
3.95%, 04/15/45	300,000	248,896
Mosaic Co. (The), 3.75%, 11/15/21	250,000	257,835
4.25%, 11/15/23 (b)	250,000	257,057
Potash Corp. of Saskatchewan, Inc., 3.00%, 04/01/25	500,000	478,249
PPG Industries, Inc., 3.60%, 11/15/20	500,000	522,011
Praxair, Inc., 4.05%, 03/15/21	200,000	216,540
3.00%, 09/01/21	450,000	463,749
RPM International, Inc., 3.45%, 11/15/22	350,000	337,573

		11,052,243

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies 0.1%
GATX Corp., 2.38%, 07/30/18	$350,000	$351,329
Massachusetts Institute of Technology, 5.60%, 07/01/11	100,000	120,095
4.68%, 07/01/14	75,000	75,392
Northwestern University, 3.87%, 12/01/48	200,000	189,403
Pitney Bowes, Inc., 4.75%, 05/15/18	88,000	93,287
Republic Services, Inc., 5.25%, 11/15/21	800,000	896,533
3.20%, 03/15/25	500,000	480,903
Verisk Analytics, Inc., 4.00%, 06/15/25	250,000	244,826
Waste Management, Inc., 3.50%, 05/15/24	500,000	500,683
3.90%, 03/01/35	130,000	119,197

		3,071,648

Communications Equipment 0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	250,000	245,496
Cisco Systems, Inc., 4.95%, 02/15/19	200,000	220,829
2.13%, 03/01/19	750,000	755,215
3.50%, 06/15/25	400,000	404,308
5.90%, 02/15/39	500,000	597,166
Motorola Solutions, Inc., 4.00%, 09/01/24 (b)	500,000	484,988
7.50%, 05/15/25	206,000	248,693
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	250,000	258,959

		3,215,654

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	99,083

Consumer Finance 0.3%
Air Lease Corp., 3.38%, 01/15/19 (b)	500,000	509,375
American Express Co., 6.15%, 08/28/17	200,000	218,860
1.55%, 05/22/18	750,000	744,323
3.63%, 12/05/24	500,000	486,491
6.80%, 09/01/66 (a)	290,000	298,381
American Express Credit Corp., 1.13%, 06/05/17	500,000	498,118
2.38%, 05/26/20	1,000,000	992,827
HSBC Finance Corp., 6.68%, 01/15/21	1,395,000	1,613,881

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
Synchrony Financial, 4.25%, 08/15/24	$600,000	$602,577

		5,964,833

Containers & Packaging 0.0%†
Packaging Corp. of America, 4.50%, 11/01/23	250,000	257,824

Distributors 0.0%†
Ingram Micro, Inc., 5.25%, 09/01/17	100,000	106,996

Diversified Financial Services 0.7%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,400,000	1,474,418
Ameritech Capital Funding Corp., 6.45%, 01/15/18	88,000	97,676
Associates Corp. of North America, 6.95%, 11/01/18	339,000	390,014
AXA Financial, Inc., 7.00%, 04/01/28	133,000	165,080
Block Financial LLC, 5.50%, 11/01/22	250,000	269,521
CME Group, Inc., 3.00%, 03/15/25	500,000	485,544
GE Capital Trust I, 6.38%, 11/15/67 (a)	500,000	534,000
General Electric Capital Corp., 1.50%, 07/12/16	500,000	503,745
5.40%, 02/15/17	585,000	625,135
5.63%, 09/15/17	1,100,000	1,197,825
1.60%, 11/20/17	1,000,000	1,006,176
5.63%, 05/01/18	1,000,000	1,106,823
2.20%, 01/09/20	500,000	499,858
5.30%, 02/11/21	350,000	393,551
4.65%, 10/17/21	300,000	328,696
3.10%, 01/09/23	500,000	498,622
3.45%, 05/15/24	500,000	506,646
Series A, 6.75%, 03/15/32	1,128,000	1,464,426
6.15%, 08/07/37	700,000	870,378
5.88%, 01/14/38	500,000	598,015
6.38%, 11/15/67 (a)	275,000	295,625
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23	500,000	520,856
Leucadia National Corp., 5.50%, 10/18/23	250,000	255,221
Moody’s Corp., 2.75%, 07/15/19	500,000	504,263
4.50%, 09/01/22	150,000	159,777
MUFG Americas Holdings Corp., 3.00%, 02/10/25	500,000	469,177
Murray Street Investment Trust I, 4.65%, 03/09/17 (d)	750,000	787,820

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp., 5.45%, 04/10/17	$850,000	$912,599
Series C, 8.00%, 03/01/32	159,000	219,043
Western Union Co. (The), 6.20%, 11/17/36	300,000	300,381

		17,440,911

Diversified Telecommunication Services 1.1%
AT&T, Inc., 2.40%, 08/15/16	1,500,000	1,520,635
1.60%, 02/15/17	500,000	501,943
2.38%, 11/27/18	425,000	428,720
2.45%, 06/30/20	500,000	490,135
3.00%, 06/30/22	500,000	482,782
3.40%, 05/15/25	1,000,000	953,708
4.50%, 05/15/35	310,000	284,979
6.50%, 09/01/37	247,000	279,298
6.30%, 01/15/38	250,000	277,601
6.55%, 02/15/39	410,000	471,060
5.35%, 09/01/40	395,000	388,884
5.55%, 08/15/41	400,000	409,828
4.30%, 12/15/42	603,000	516,799
4.80%, 06/15/44	500,000	465,750
4.35%, 06/15/45	173,000	147,693
4.75%, 05/15/46	500,000	454,987
British Telecommunications PLC, 5.95%, 01/15/18	750,000	828,139
2.35%, 02/14/19	250,000	251,104
9.63%, 12/15/30	250,000	371,043
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	619,000	870,889
Embarq Corp., 8.00%, 06/01/36	300,000	332,610
France Telecom SA, 9.00%, 03/01/31 (b)	407,000	574,301
5.38%, 01/13/42	250,000	256,859
GTE Corp., 6.94%, 04/15/28	147,000	177,373
Telefonica Emisiones SAU, 5.46%, 02/16/21	250,000	276,437
4.57%, 04/27/23	1,050,000	1,102,577
Verizon Communications, Inc., 2.50%, 09/15/16	685,000	696,115
6.35%, 04/01/19	450,000	514,234
2.63%, 02/21/20	750,000	748,314
4.60%, 04/01/21	500,000	537,301
2.45%, 11/01/22	500,000	469,392
5.15%, 09/15/23	1,000,000	1,094,841
4.15%, 03/15/24	1,000,000	1,026,412
6.40%, 09/15/33	750,000	859,455
5.05%, 03/15/34	250,000	251,682

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc., (continued)
5.85%, 09/15/35	$118,000	$128,075
4.27%, 01/15/36 (c)	500,000	451,035
6.00%, 04/01/41	250,000	275,023
6.55%, 09/15/43	1,900,000	2,222,533
4.52%, 09/15/48 (c)	1,000,000	878,517
5.01%, 08/21/54	250,000	229,397
Verizon Global Funding Corp., 7.75%, 12/01/30	1,190,000	1,544,344

		25,042,804

Electric Utilities 1.8%
Alabama Power Co., 5.70%, 02/15/33	574,000	668,348
4.15%, 08/15/44	350,000	334,960
Ameren Illinois Co., 2.70%, 09/01/22	450,000	441,886
Appalachian Power Co., Series L, 5.80%, 10/01/35	206,000	237,652
Arizona Public Service Co., 5.50%, 09/01/35	215,000	250,059
Baltimore Gas & Electric Co., 5.90%, 10/01/16	385,000	408,065
Berkshire Hathaway Energy Co., 2.00%, 11/15/18	1,000,000	1,005,189
5.15%, 11/15/43	500,000	533,634
CenterPoint Energy Houston Electric LLC, 4.50%, 04/01/44	500,000	514,289
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	400,000	458,175
CMS Energy Corp., 4.70%, 03/31/43	300,000	301,202
Consolidated Edison Co. of New York, Inc., Series 08-A, 5.85%, 04/01/18	500,000	556,852
3.30%, 12/01/24	500,000	500,132
Series 03-A, 5.88%, 04/01/33	118,000	137,300
3.95%, 03/01/43	500,000	456,466
Delmarva Power & Light Co., 3.50%, 11/15/23	1,000,000	1,020,453
Dominion Resources, Inc., 5.20%, 08/15/19	200,000	221,283
3.63%, 12/01/24	350,000	347,059
Series E, 6.30%, 03/15/33	10,000	11,651
Series B, 5.95%, 06/15/35	251,000	284,175
Series C, 4.90%, 08/01/41	700,000	712,984
DTE Electric Co., 4.30%, 07/01/44	500,000	495,624
3.70%, 03/15/45	145,000	131,080

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Duke Energy Carolinas LLC, 3.90%, 06/15/21	$100,000	$106,693
4.25%, 12/15/41	300,000	295,149
Duke Energy Corp., 5.05%, 09/15/19	1,200,000	1,329,077
3.05%, 08/15/22	350,000	347,086
Duke Energy Indiana, Inc., 3.75%, 07/15/20	200,000	212,992
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	74,000	77,716
Duke Energy Progress, Inc., 4.15%, 12/01/44	500,000	483,206
Edison International, 3.75%, 09/15/17	500,000	524,634
Entergy Corp., 5.13%, 09/15/20	400,000	435,303
4.00%, 07/15/22	400,000	403,075
Eversource Energy, 1.45%, 05/01/18	500,000	497,059
Exelon Corp., 5.63%, 06/15/35	836,000	896,670
Exelon Generation Co. LLC, 2.95%, 01/15/20	500,000	501,730
Florida Power & Light Co., 5.85%, 02/01/33	100,000	121,113
5.95%, 10/01/33	77,000	93,783
5.40%, 09/01/35	130,000	150,706
5.65%, 02/01/37	450,000	535,920
4.13%, 02/01/42	250,000	246,866
Florida Power Corp., 5.90%, 03/01/33	318,000	368,699
Georgia Power Co., 4.30%, 03/15/42	500,000	474,586
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	109,654
Indiana Michigan Power Co., Series J, 3.20%, 03/15/23	500,000	495,556
Interstate Power & Light Co., 3.25%, 12/01/24	500,000	502,704
Jersey Central Power & Light Co., 7.35%, 02/01/19	500,000	579,444
LG&E and KU Energy LLC, 3.75%, 11/15/20	700,000	731,408
MidAmerican Energy Co., 3.70%, 09/15/23	500,000	519,848
5.80%, 10/15/36	550,000	657,926
4.80%, 09/15/43	500,000	530,692
Nevada Power Co., 5.45%, 05/15/41	150,000	171,081
NextEra Energy Capital Holdings, Inc., 1.59%, 06/01/17	500,000	501,086
Nisource Finance Corp., 5.95%, 06/15/41	450,000	523,828
4.80%, 02/15/44	250,000	254,912

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Northeast Utilities, Series H, 3.15%, 01/15/25	$245,000	$236,723
Northern States Power Co., 2.15%, 08/15/22	250,000	239,566
NSTAR Electric Co., 2.38%, 10/15/22	500,000	475,866
Oglethorpe Power Corp., 5.25%, 09/01/50	200,000	216,152
Ohio Power Co., Series G, 6.60%, 02/15/33	236,000	294,710
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41	150,000	150,599
5.30%, 06/01/42	150,000	167,096
Pacific Gas & Electric Co., 3.50%, 10/01/20	300,000	313,026
2.45%, 08/15/22	250,000	236,912
3.25%, 06/15/23	500,000	496,826
6.25%, 03/01/39	600,000	730,571
4.30%, 03/15/45	500,000	480,241
PacifiCorp, 5.25%, 06/15/35	177,000	196,998
PECO Energy Co., 2.38%, 09/15/22	1,000,000	954,095
PPL Capital Funding, Inc., 1.90%, 06/01/18	750,000	748,186
5.00%, 03/15/44	250,000	262,704
Progress Energy, Inc., 4.40%, 01/15/21	700,000	749,231
7.75%, 03/01/31	236,000	318,492
PSEG Power LLC, 5.13%, 04/15/20	250,000	276,021
Public Service Co. of Colorado, 3.20%, 11/15/20	250,000	260,620
4.30%, 03/15/44	250,000	251,889
Public Service Electric & Gas Co., 3.05%, 11/15/24	500,000	494,703
3.95%, 05/01/42	400,000	379,449
Puget Energy, Inc., 3.65%, 05/15/25 (c)	250,000	244,686
Puget Sound Energy, Inc., 5.48%, 06/01/35	147,000	169,591
5.64%, 04/15/41	500,000	593,526
San Diego Gas & Electric Co., 1.91%, 02/01/22	500,000	502,078
3.95%, 11/15/41	250,000	240,725
Scottish Power Ltd., 5.81%, 03/15/25	118,000	134,821
South Carolina Electric & Gas Co., 6.50%, 11/01/18	250,000	288,511
6.05%, 01/15/38	150,000	180,224
5.10%, 06/01/65	350,000	351,021
Southern California Edison Co., Series B, 2.40%, 02/01/22	500,000	486,309

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Southern California Edison Co., (continued)
Series C, 3.50%, 10/01/23	$500,000	$512,928
6.00%, 01/15/34	177,000	214,559
Series 05-B, 5.55%, 01/15/36	436,000	507,999
Southern Co. (The), 2.75%, 06/15/20	500,000	501,207
Southwestern Electric Power Co., Series E, 5.55%, 01/15/17	150,000	159,212
Tampa Electric Co., 5.40%, 05/15/21	500,000	573,902
Union Electric Co., 6.70%, 02/01/19	141,000	163,145
3.65%, 04/15/45	250,000	223,483
Virginia Electric & Power Co., Series B, 4.20%, 05/15/45	200,000	193,268
Virginia Electric and Power Co., 3.45%, 09/01/22	500,000	512,877
Wisconsin Electric Power Co., 2.95%, 09/15/21	300,000	306,576
5.63%, 05/15/33	59,000	69,050
Wisconsin Energy Corp., 3.55%, 06/15/25	500,000	498,682
Xcel Energy, Inc., 5.61%, 04/01/17	248,000	265,793
4.70%, 05/15/20	250,000	272,674
3.30%, 06/01/25	500,000	491,209
6.50%, 07/01/36	177,000	221,036

		41,518,488

Electrical Equipment 0.2%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	75,930
Honeywell International, Inc., 5.30%, 03/01/18	840,000	927,415
4.25%, 03/01/21	500,000	553,047
PerkinElmer, Inc., 5.00%, 11/15/21	150,000	163,215
Precision Castparts Corp., 1.25%, 01/15/18	200,000	198,835
4.20%, 06/15/35	500,000	498,416
Thermo Fisher Scientific, Inc., 3.60%, 08/15/21	250,000	254,480
4.15%, 02/01/24	1,000,000	1,018,950

		3,690,288

Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc., 3.88%, 07/15/23	250,000	250,565
Arrow Electronics, Inc., 4.50%, 03/01/23	250,000	255,503
Corning, Inc., 4.25%, 08/15/20	250,000	272,850
4.70%, 03/15/37	250,000	251,906

Corporate Bonds (continued)

	Principal Amount	Market Value

Electronic Equipment & Instruments (continued)
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	$500,000	$494,628

		1,525,452

Energy Equipment & Services 0.2%
Baker Hughes, Inc., 3.20%, 08/15/21	500,000	508,800
5.13%, 09/15/40	200,000	215,447
Cameron International Corp., 5.13%, 12/15/43	500,000	480,225
Halliburton Co., 2.00%, 08/01/18	500,000	503,972
6.70%, 09/15/38	400,000	498,223
National Oilwell Varco, Inc., 3.95%, 12/01/42	600,000	522,409
Plains Exploration & Production Co., 6.50%, 11/15/20	129,000	136,418
6.63%, 05/01/21	228,000	239,514
Weatherford International Ltd., 9.63%, 03/01/19	200,000	233,515
5.13%, 09/15/20	250,000	254,752
5.95%, 04/15/42	250,000	211,324

		3,804,599

Food & Staples Retailing 0.2%
CVS Caremark Corp., 2.25%, 12/05/18	500,000	506,173
CVS Health Corp., 3.38%, 08/12/24	1,000,000	982,536
Kroger Co. (The), 4.00%, 02/01/24	500,000	516,402
7.50%, 04/01/31	257,000	330,889
5.40%, 07/15/40	200,000	217,264
Sysco Corp., 3.00%, 10/02/21	644,000	650,440
5.38%, 09/21/35	106,000	118,618
Walgreen Co., 3.10%, 09/15/22	500,000	485,613
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	805,000	756,970

		4,564,905

Food Products 0.3%
Archer-Daniels-Midland Co., 5.38%, 09/15/35	147,000	169,836
4.02%, 04/16/43	345,000	324,736
Campbell Soup Co., 4.25%, 04/15/21	100,000	107,617
ConAgra Foods, Inc., 1.90%, 01/25/18	500,000	492,551
3.25%, 09/15/22	500,000	465,401
7.00%, 10/01/28	221,000	261,235

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
General Mills, Inc., 3.15%, 12/15/21	$750,000	$761,561
HJ Heinz Co., 2.80%, 07/02/20 (c)	500,000	500,389
5.20%, 07/15/45 (c)	350,000	358,687
JM Smucker Co. (The), 3.50%, 10/15/21	200,000	205,725
4.25%, 03/15/35 (c)	400,000	374,413
Kellogg Co., 4.00%, 12/15/20	250,000	265,806
Series B, 7.45%, 04/01/31	247,000	311,010
Kraft Foods Group, Inc., 6.88%, 01/26/39	200,000	245,082
5.00%, 06/04/42	350,000	348,783
Mondelez International, Inc., 2.25%, 02/01/19	1,000,000	1,001,613
4.00%, 02/01/24	500,000	517,862
Tyson Foods, Inc., 4.50%, 06/15/22	200,000	212,448
3.95%, 08/15/24	500,000	503,669
Unilever Capital Corp., 5.90%, 11/15/32	206,000	262,937

		7,691,361

Gas Utilities 0.9%
AGL Capital Corp., 4.40%, 06/01/43	250,000	248,558
Boardwalk Pipelines LP, 5.20%, 06/01/18	88,000	91,757
Buckeye Partners LP, 4.88%, 02/01/21	250,000	260,674
4.15%, 07/01/23	250,000	243,668
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	305,000	327,777
Columbia Pipeline Group, Inc.,
3.30%, 06/01/20 (c)	500,000	501,951
El Paso Natural Gas Co., 8.37%, 06/15/32	250,000	302,549
Enable Midstream Partners LP, 5.00%, 05/15/44 (c)	350,000	291,889
Enbridge Energy Partners LP, 4.20%, 09/15/21	700,000	717,886
Energy Transfer Partners LP, 6.70%, 07/01/18	350,000	390,695
4.65%, 06/01/21	200,000	205,269
5.20%, 02/01/22	500,000	523,513
3.60%, 02/01/23	500,000	473,500
4.90%, 02/01/24 (b)	250,000	254,250
4.05%, 03/15/25	1,000,000	942,990
6.05%, 06/01/41	75,000	73,615
EnLink Midstream Partners LP, 4.15%, 06/01/25	500,000	486,825

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Enterprise Products Operating LLC, 1.65%, 05/07/18	$750,000	$749,252
4.05%, 02/15/22	250,000	258,244
3.90%, 02/15/24	750,000	753,115
6.13%, 10/15/39	285,000	312,599
6.45%, 09/01/40	250,000	283,114
4.45%, 02/15/43	500,000	451,884
4.85%, 03/15/44	200,000	188,096
Kern River Funding Corp., 4.89%, 04/30/18 (c)	32,599	34,808
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21	625,000	616,251
4.25%, 09/01/24	250,000	243,484
5.80%, 03/15/35	206,000	203,283
6.38%, 03/01/41	250,000	252,236
5.00%, 08/15/42	350,000	304,509
Kinder Morgan, Inc., 4.30%, 06/01/25	160,000	154,463
5.30%, 12/01/34	900,000	836,724
5.05%, 02/15/46	250,000	216,778
National Fuel Gas Co., 3.75%, 03/01/23	250,000	231,801
ONE Gas, Inc., 4.66%, 02/01/44	500,000	524,525
ONEOK Partners LP, 3.38%, 10/01/22	500,000	459,980
4.90%, 03/15/25	500,000	494,597
6.13%, 02/01/41	100,000	97,495
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 06/01/42	450,000	435,139
Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22	500,000	532,257
Sempra Energy, 4.05%, 12/01/23	150,000	154,932
6.00%, 10/15/39	220,000	260,296
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (c)	250,000	266,263
Spectra Energy Capital LLC, 6.75%, 02/15/32	327,000	347,792
Spectra Energy Partners LP, 2.95%, 09/25/18	500,000	511,361
3.50%, 03/15/25	500,000	478,834
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	250,000	236,591
5.35%, 05/15/45	500,000	456,456
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	264,827
4.63%, 03/01/34	250,000	247,876
Williams Cos., Inc. (The), 3.70%, 01/15/23	500,000	465,555

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Williams Partners LP, 7.25%, 02/01/17	$150,000	$162,532
5.25%, 03/15/20	500,000	543,469
4.00%, 09/15/25	1,000,000	936,699
6.30%, 04/15/40	150,000	152,376
5.80%, 11/15/43	250,000	239,161
4.90%, 01/15/45	350,000	300,314

		20,997,334

Health Care Equipment & Supplies 0.0%†
Mead Johnson Nutrition Co., 4.60%, 06/01/44	350,000	333,149

Health Care Providers & Services 0.9%
Aetna, Inc., 3.50%, 11/15/24	500,000	490,138
6.63%, 06/15/36	250,000	307,063
AmerisourceBergen Corp., 3.50%, 11/15/21	250,000	256,627
Anthem, Inc., 4.65%, 08/15/44	250,000	228,661
Baxter International, Inc., 1.85%, 01/15/17	500,000	503,347
5.38%, 06/01/18	400,000	441,687
3.20%, 06/15/23	500,000	511,618
Becton, Dickinson and Co., 3.13%, 11/08/21	350,000	346,975
3.30%, 03/01/23	100,000	97,147
3.73%, 12/15/24	570,000	568,083
Boston Scientific Corp., 2.65%, 10/01/18	550,000	557,923
6.00%, 01/15/20	200,000	226,476
2.85%, 05/15/20	500,000	496,472
3.85%, 05/15/25	500,000	485,125
Cardinal Health, Inc., 3.20%, 06/15/22	300,000	295,557
3.75%, 09/15/25	340,000	338,259
Cigna Corp., 4.50%, 03/15/21	300,000	326,173
3.25%, 04/15/25	500,000	479,610
5.38%, 02/15/42	150,000	161,039
Coventry Health Care, Inc., 5.45%, 06/15/21	250,000	281,642
Covidien International Finance SA, 6.00%, 10/15/17	400,000	440,814
Express Scripts Holding Co., 3.50%, 06/15/24	500,000	489,027
Express Scripts, Inc., 3.90%, 02/15/22	150,000	154,030
Humana, Inc., 2.63%, 10/01/19	500,000	503,257
3.15%, 12/01/22	250,000	241,139
4.95%, 10/01/44	250,000	245,305

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Kaiser Foundation Hospitals, 4.88%, 04/01/42	$250,000	$261,548
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	500,000	496,125
3.75%, 08/23/22 (b)	350,000	353,996
McKesson Corp., 2.28%, 03/15/19	750,000	749,784
6.00%, 03/01/41	250,000	287,348
Medco Health Solutions, Inc., 7.13%, 03/15/18	200,000	227,660
4.13%, 09/15/20	300,000	318,684
Medtronic, Inc., 0.88%, 02/27/17	750,000	748,963
3.15%, 03/15/22 (c)	770,000	773,450
3.63%, 03/15/24	275,000	281,915
4.38%, 03/15/35 (c)	1,100,000	1,091,557
4.00%, 04/01/43	300,000	276,870
4.63%, 03/15/45 (c)	750,000	759,262
Quest Diagnostics, Inc., 4.70%, 04/01/21	500,000	540,739
3.50%, 03/30/25	370,000	351,122
St. Jude Medical, Inc., 3.25%, 04/15/23	200,000	197,199
Stryker Corp., 1.30%, 04/01/18	500,000	496,051
UnitedHealth Group, Inc., 1.40%, 10/15/17	500,000	500,559
5.80%, 03/15/36	708,000	823,333
3.95%, 10/15/42	250,000	226,197
WellPoint, Inc., 3.70%, 08/15/21	100,000	102,322
3.50%, 08/15/24	500,000	480,264
4.63%, 05/15/42	250,000	228,514
5.10%, 01/15/44	300,000	293,231
Zimmer Holdings, Inc., 2.00%, 04/01/18	1,000,000	1,000,358
3.38%, 11/30/21	200,000	199,406
4.25%, 08/15/35	420,000	388,190

		21,927,841

Hotels, Restaurants & Leisure 0.1%
Carnival Corp., 3.95%, 10/15/20	500,000	524,961
Hyatt Hotels Corp., 5.38%, 08/15/21	150,000	166,535
McDonald’s Corp.,
5.35%, 03/01/18	360,000	394,663
2.20%, 05/26/20	750,000	741,858
4.88%, 07/15/40	250,000	250,414
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	164,306

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 6.88%, 11/15/37	$78,000	$90,438

		2,333,175

Household Durables 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	83,000	98,197
Stanley Black & Decker, Inc., 2.90%, 11/01/22	500,000	491,826
Whirlpool Corp., 3.70%, 05/01/25	500,000	496,665

		1,086,688

Household Products 0.1%
Clorox Co. (The), 3.80%, 11/15/21	500,000	528,937
3.50%, 12/15/24	500,000	494,383
Kimberly-Clark Corp., 2.40%, 06/01/23	1,000,000	962,738
2.65%, 03/01/25	105,000	101,496
6.63%, 08/01/37	130,000	170,447

		2,258,001

Industrial Conglomerates 0.3%
3M Co., 5.70%, 03/15/37	415,000	501,461
Danaher Corp., 3.90%, 06/23/21	100,000	107,077
Dover Corp., 5.38%, 03/01/41	100,000	113,091
Eaton Corp., 2.75%, 11/02/22	750,000	729,471
General Electric Co., 5.25%, 12/06/17	600,000	653,576
2.70%, 10/09/22	500,000	488,782
3.38%, 03/11/24	500,000	507,654
4.13%, 10/09/42	350,000	336,754
Illinois Tool Works, Inc., 1.95%, 03/01/19	250,000	251,259
4.88%, 09/15/41	200,000	213,771
Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 01/15/19	500,000	508,380
Parker-Hannifin Corp., 4.20%, 11/21/34	500,000	498,442
Pentair Finance SA, 3.15%, 09/15/22	400,000	385,434
Textron, Inc., 4.30%, 03/01/24	250,000	259,621
Tyco Electronics Group SA, 6.55%, 10/01/17	400,000	443,833
3.50%, 02/03/22	300,000	303,720

		6,302,326

Corporate Bonds (continued)

	Principal Amount	Market Value

Information Technology Services 0.2%
Fidelity National Information Services, Inc., 2.00%, 04/15/18	$500,000	$499,538
3.50%, 04/15/23	150,000	145,596
Fiserv, Inc., 2.70%, 06/01/20	750,000	748,561
4.75%, 06/15/21	200,000	218,660
International Business Machines Corp., 1.95%, 07/22/16	150,000	152,155
1.25%, 02/08/18	1,000,000	998,451
1.63%, 05/15/20	500,000	486,216
2.90%, 11/01/21 (b)	200,000	203,286
5.88%, 11/29/32	433,000	519,275
4.00%, 06/20/42	600,000	540,974
Xerox Corp., 6.35%, 05/15/18	250,000	278,611
4.50%, 05/15/21 (b)	250,000	265,563
4.80%, 03/01/35	210,000	198,650

		5,255,536

Insurance 0.7%
ACE INA Holdings, Inc., 2.70%, 03/13/23	500,000	486,019
Aflac, Inc., 6.45%, 08/15/40	200,000	243,055
AIG Life Holdings US, Inc., 7.50%, 07/15/25	147,000	189,861
Alleghany Corp., 4.95%, 06/27/22	400,000	431,446
Allstate Corp. (The), 4.50%, 06/15/43	250,000	252,245
6.50%, 05/15/57 (a)	195,000	218,400
American International Group, Inc., 5.85%, 01/16/18	400,000	440,995
2.30%, 07/16/19	500,000	499,107
3.88%, 01/15/35	500,000	451,616
6.25%, 03/15/37	201,000	221,360
4.38%, 01/15/55	250,000	222,659
Aon Corp., 5.00%, 09/30/20	500,000	551,626
Aon PLC, 4.60%, 06/14/44	250,000	238,517
Assurant, Inc., 2.50%, 03/15/18	350,000	355,172
Berkshire Hathaway Finance Corp., 1.30%, 05/15/18	750,000	750,082
4.30%, 05/15/43	250,000	241,962
Berkshire Hathaway, Inc., 3.40%, 01/31/22	500,000	521,077
4.50%, 02/11/43	250,000	250,644
Chubb Corp. (The), 6.00%, 05/11/37	165,000	203,822
6.37%, 03/29/67 (a)	400,000	419,600

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
CNA Financial Corp., 5.75%, 08/15/21	$500,000	$566,165
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	100,000	110,903
6.10%, 10/01/41	309,000	368,112
ING US, Inc., 2.90%, 02/15/18	500,000	513,098
Lincoln National Corp., 4.85%, 06/24/21	100,000	109,631
6.15%, 04/07/36	440,000	509,628
Loews Corp., 4.13%, 05/15/43	400,000	364,111
Markel Corp., 3.63%, 03/30/23	350,000	344,957
Marsh & McLennan Cos., Inc.,
4.80%, 07/15/21	600,000	663,229
MetLife, Inc., 5.70%, 06/15/35	159,000	185,011
6.40%, 12/15/36	500,000	548,750
4.88%, 11/13/43	500,000	518,928
Nationwide Financial Services, Inc., 6.75%, 05/15/87 (e)	105,000	109,725
Principal Financial Group, Inc., 8.88%, 05/15/19	350,000	430,868
3.40%, 05/15/25	500,000	488,432
Progressive Corp. (The), 3.75%, 08/23/21	200,000	213,428
6.25%, 12/01/32	162,000	199,835
Prudential Financial, Inc., Series B, 5.75%, 07/15/33	147,000	164,936
5.62%, 06/15/43 (a)	250,000	259,125
5.10%, 08/15/43	500,000	514,110
4.60%, 05/15/44	500,000	483,423
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	109,604
Travelers Cos., Inc. (The), 5.75%, 12/15/17	335,000	370,325
5.35%, 11/01/40	250,000	285,471
Travelers Property Casualty Corp., 6.38%, 03/15/33	192,000	243,593
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	112,183

		15,976,846

Internet & Catalog Retail 0.2%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (c)	275,000	271,608
4.50%, 11/28/34 (b)(c)	500,000	480,415
Amazon.com, Inc., 1.20%, 11/29/17	500,000	497,711
3.30%, 12/05/21	500,000	506,590
4.80%, 12/05/34	500,000	496,647

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet & Catalog Retail (continued)
eBay, Inc., 1.35%, 07/15/17	$200,000	$199,703
2.20%, 08/01/19 (b)	1,000,000	995,873
3.25%, 10/15/20 (b)	200,000	205,785
Expedia, Inc., 5.95%, 08/15/20	100,000	111,462
QVC, Inc., 4.38%, 03/15/23	350,000	344,004

		4,109,798

Internet Software & Services 0.0%†
Baidu, Inc., 3.25%, 08/06/18	250,000	257,295
Google, Inc., 3.38%, 02/25/24	750,000	769,717

		1,027,012

Leisure Products 0.0%†
Mattel, Inc., 3.15%, 03/15/23	300,000	290,473
5.45%, 11/01/41	150,000	150,070

		440,543

Machinery 0.3%
Caterpillar Financial Services Corp., 2.10%, 06/09/19	1,000,000	1,004,442
2.85%, 06/01/22	500,000	498,621
3.25%, 12/01/24	500,000	495,130
Caterpillar, Inc., 3.90%, 05/27/21	500,000	533,126
2.60%, 06/26/22	350,000	342,264
6.05%, 08/15/36	177,000	215,540
Deere & Co., 8.10%, 05/15/30	500,000	723,222
Flowserve Corp., 3.50%, 09/15/22	100,000	99,390
IDEX Corp., 4.20%, 12/15/21	300,000	313,137
John Deere Capital Corp., 1.30%, 03/12/18	750,000	748,304
1.95%, 12/13/18	1,000,000	1,010,448
Roper Industries, Inc., 2.05%, 10/01/18	500,000	498,735

		6,482,359

Media 1.1%
21st Century Fox America, Inc., 8.00%, 10/17/16	118,000	128,074
4.50%, 02/15/21	250,000	271,423
3.00%, 09/15/22	500,000	488,524
6.55%, 03/15/33	300,000	366,524
6.20%, 12/15/34	245,000	284,346
6.65%, 11/15/37	150,000	182,540

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
21st Century Fox America, Inc., (continued)
6.15%, 02/15/41	$250,000	$290,314
5.40%, 10/01/43	500,000	533,715
CBS Corp., 5.75%, 04/15/20	250,000	281,586
5.50%, 05/15/33	118,000	119,017
4.85%, 07/01/42	100,000	92,120
4.60%, 01/15/45	500,000	446,451
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	118,000	162,153
Comcast Corp., 5.70%, 07/01/19	500,000	568,552
2.85%, 01/15/23	500,000	485,879
3.60%, 03/01/24	500,000	505,125
4.25%, 01/15/33	250,000	244,153
7.05%, 03/15/33	295,000	378,321
4.40%, 08/15/35	500,000	496,486
6.50%, 11/15/35	100,000	124,423
6.95%, 08/15/37	295,000	383,533
6.55%, 07/01/39	500,000	626,898
6.40%, 03/01/40	350,000	434,314
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 02/15/21	250,000	266,337
3.80%, 03/15/22	750,000	754,314
4.45%, 04/01/24	500,000	511,655
3.95%, 01/15/25	500,000	490,207
5.15%, 03/15/42	150,000	141,120
Discovery Communications LLC, 5.05%, 06/01/20	500,000	547,550
3.30%, 05/15/22	350,000	344,135
3.45%, 03/15/25 (b)	270,000	253,353
4.88%, 04/01/43	200,000	181,423
Grupo Televisa SAB, 6.63%, 01/15/40	250,000	288,582
5.00%, 05/13/45	250,000	238,500
Historic TW, Inc., 6.88%, 06/15/18	176,000	200,717
NBCUniversal Media LLC, 5.15%, 04/30/20	500,000	561,530
4.38%, 04/01/21	800,000	866,461
2.88%, 01/15/23	350,000	339,897
5.95%, 04/01/41	200,000	234,309
Omnicom Group, Inc., 4.45%, 08/15/20	150,000	160,402
3.63%, 05/01/22	50,000	50,290
Scripps Networks Interactive, Inc., 2.80%, 06/15/20	500,000	492,563
Thomson Reuters Corp., 6.50%, 07/15/18	100,000	112,843
4.30%, 11/23/23	500,000	517,294

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Time Warner Cable, Inc., 6.75%, 07/01/18	$585,000	$652,248
8.25%, 04/01/19	700,000	823,266
6.75%, 06/15/39	900,000	960,885
5.88%, 11/15/40	500,000	484,066
Time Warner, Inc., 3.60%, 07/15/25	500,000	486,340
7.63%, 04/15/31	777,000	1,010,360
7.70%, 05/01/32	582,000	764,526
5.38%, 10/15/41	200,000	205,158
4.65%, 06/01/44	250,000	237,662
Viacom, Inc., 3.88%, 12/15/21	600,000	608,656
3.25%, 03/15/23	200,000	190,062
4.25%, 09/01/23	100,000	100,792
3.88%, 04/01/24	500,000	489,574
4.38%, 03/15/43	459,000	371,860
Walt Disney Co. (The), 1.10%, 12/01/17	500,000	499,707
3.75%, 06/01/21	500,000	534,627
WPP Finance 2010, 4.75%, 11/21/21	400,000	436,169
3.75%, 09/19/24	550,000	548,219

		24,852,130

Metals & Mining 0.6%
Barrick Gold Corp., 4.10%, 05/01/23	500,000	487,187
5.25%, 04/01/42	150,000	134,301
Barrick North America Finance LLC, 4.40%, 05/30/21	450,000	459,679
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	250,000	253,936
5.00%, 09/30/43	1,000,000	1,038,034
Freeport-McMoRan Copper & Gold, Inc., 2.38%, 03/15/18	500,000	496,172
4.00%, 11/14/21	500,000	490,988
3.55%, 03/01/22	600,000	555,377
5.45%, 03/15/43	250,000	208,714
Goldcorp, Inc., 2.13%, 03/15/18	350,000	350,808
Kinross Gold Corp., 5.13%, 09/01/21 (b)	150,000	149,702
Newmont Mining Corp., 5.13%, 10/01/19	150,000	162,955
5.88%, 04/01/35	236,000	230,632
4.88%, 03/15/42	150,000	125,864
Nucor Corp., 4.00%, 08/01/23	500,000	507,343
Placer Dome, Inc., 6.38%, 03/01/33	139,000	143,436
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	250,000	245,937

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Rio Tinto Alcan, Inc., 5.75%, 06/01/35	$206,000	$227,438
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	750,000	936,200
3.50%, 11/02/20	450,000	468,822
4.13%, 05/20/21	200,000	211,732
Rio Tinto Finance USA PLC, 2.88%, 08/21/22 (b)	500,000	484,074
4.13%, 08/21/42 (b)	250,000	224,773
Southern Copper Corp., 3.88%, 04/23/25	750,000	722,355
6.75%, 04/16/40	250,000	258,185
5.88%, 04/23/45	230,000	218,776
Teck Resources Ltd., 3.00%, 03/01/19 (b)	750,000	722,828
4.75%, 01/15/22 (b)	700,000	650,401
Vale Overseas Ltd., 4.38%, 01/11/22 (b)	750,000	732,714
6.88%, 11/21/36 (b)	944,000	912,669

		12,812,032

Multiline Retail 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	850,000	914,218
2.25%, 02/15/22	170,000	165,045
Dollar General Corp., 3.25%, 04/15/23 (b)	250,000	238,187
Kohl’s Corp., 4.00%, 11/01/21	400,000	420,985
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16	106,000	112,937
3.88%, 01/15/22	500,000	518,444
6.90%, 04/01/29	75,000	91,712
6.70%, 07/15/34	150,000	182,668
5.13%, 01/15/42	500,000	502,256
Nordstrom, Inc., 4.00%, 10/15/21	500,000	531,297
Target Corp., 6.00%, 01/15/18	500,000	556,323
6.35%, 11/01/32	313,000	387,134
4.00%, 07/01/42	350,000	330,738
Wal-Mart Stores, Inc., 3.63%, 07/08/20	500,000	532,212
3.25%, 10/25/20	500,000	524,681
2.55%, 04/11/23	750,000	724,157
3.30%, 04/22/24	725,000	733,550
7.55%, 02/15/30	118,000	167,226
5.25%, 09/01/35	708,000	803,851
5.00%, 10/25/40	250,000	273,411
5.63%, 04/15/41	975,000	1,150,675

		9,861,707

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 2.1%
Anadarko Finance Co., Series B, 7.50%, 05/01/31 (b)	$298,000	$373,175
Anadarko Petroleum Corp., 5.95%, 09/15/16	100,000	105,492
6.38%, 09/15/17	100,000	109,740
3.45%, 07/15/24	500,000	492,689
6.45%, 09/15/36	281,000	324,240
Apache Corp., 7.63%, 07/01/19	59,000	69,417
3.63%, 02/01/21	500,000	515,614
5.10%, 09/01/40	100,000	96,647
4.75%, 04/15/43	500,000	462,711
BP Capital Markets PLC, 1.38%, 05/10/18	1,000,000	994,565
2.24%, 05/10/19	750,000	755,661
2.32%, 02/13/20	500,000	498,010
4.50%, 10/01/20	200,000	218,774
3.56%, 11/01/21	250,000	259,451
3.06%, 03/17/22	420,000	418,905
3.54%, 11/04/24	750,000	743,120
Canadian Natural Resources Ltd., 3.90%, 02/01/25	500,000	494,030
6.25%, 03/15/38	340,000	376,637
Cenovus Energy, Inc., 5.70%, 10/15/19	770,000	860,112
5.20%, 09/15/43	200,000	188,887
Chevron Corp., 1.72%, 06/24/18	1,500,000	1,508,946
2.19%, 11/15/19	105,000	105,583
1.96%, 03/03/20	1,000,000	991,801
Cimarex Energy Co., 5.88%, 05/01/22	500,000	535,000
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	750,000	710,524
ConocoPhillips, 5.90%, 10/15/32	177,000	204,358
6.50%, 02/01/39	400,000	496,417
ConocoPhillips Co., 1.05%, 12/15/17	750,000	744,349
1.50%, 05/15/18	500,000	499,637
3.35%, 05/15/25	500,000	494,541
4.15%, 11/15/34	500,000	483,586
4.30%, 11/15/44	155,000	148,183
ConocoPhillips Holding Co., 6.95%, 04/15/29	250,000	319,770
Continental Resources, Inc., 4.50%, 04/15/23 (b)	500,000	482,104
4.90%, 06/01/44	250,000	210,552
Devon Energy Corp., 3.25%, 05/15/22 (b)	500,000	494,182
7.95%, 04/15/32	350,000	454,799
4.75%, 05/15/42	500,000	477,101

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Diamond Offshore Drilling, Inc., 3.45%, 11/01/23 (b)	$500,000	$472,817
Ecopetrol SA, 4.25%, 09/18/18	500,000	520,625
5.88%, 05/28/45	600,000	529,500
Ensco PLC, 4.70%, 03/15/21	500,000	509,300
5.20%, 03/15/25 (b)	125,000	123,758
EOG Resources, Inc., 5.63%, 06/01/19	130,000	147,033
2.45%, 04/01/20	500,000	503,471
4.10%, 02/01/21	400,000	429,820
EQT Corp., 4.88%, 11/15/21	250,000	263,435
Exxon Mobil Corp., 1.91%, 03/06/20	1,000,000	994,026
3.18%, 03/15/24	500,000	507,209
2.71%, 03/06/25	500,000	485,543
Hess Corp., 7.30%, 08/15/31	254,000	294,874
5.60%, 02/15/41	250,000	256,057
Husky Energy, Inc., 3.95%, 04/15/22	600,000	601,657
Marathon Oil Corp., 2.80%, 11/01/22	250,000	236,969
3.85%, 06/01/25 (b)	500,000	490,043
6.80%, 03/15/32	118,000	138,907
Marathon Petroleum Corp., 5.13%, 03/01/21	600,000	658,913
3.63%, 09/15/24	250,000	245,452
Murphy Oil Corp., 5.13%, 12/01/42	150,000	124,364
Nabors Industries, Inc., 5.00%, 09/15/20	500,000	520,555
Noble Energy, Inc., 4.15%, 12/15/21	600,000	625,060
5.25%, 11/15/43	150,000	146,139
Noble Holding International Ltd., 3.95%, 03/15/22 (b)	500,000	460,723
Occidental Petroleum Corp., 3.13%, 02/15/22	350,000	350,875
2.70%, 02/15/23	200,000	193,403
Pemex Project Funding Master Trust, 6.63%, 06/15/35	1,074,000	1,146,495
Petrobras Global Finance BV, 3.00%, 01/15/19	500,000	462,080
4.38%, 05/20/23	1,000,000	871,210
6.25%, 03/17/24 (b)	1,000,000	965,470
Petrobras International Finance Co., 3.50%, 02/06/17	750,000	741,923
5.38%, 01/27/21	1,000,000	961,800
Petroleos Mexicanos, 3.50%, 07/18/18	500,000	515,350

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos, (continued)
5.50%, 01/21/21	$275,000	$298,237
4.88%, 01/24/22	250,000	259,968
3.50%, 01/30/23	500,000	474,350
4.50%, 01/23/26 (b)(c)	1,250,000	1,221,750
6.38%, 01/23/45	500,000	513,125
5.63%, 01/23/46 (c)	500,000	466,850
Phillips 66, 4.65%, 11/15/34	500,000	489,141
5.88%, 05/01/42	382,000	416,207
Pioneer Natural Resources Co., 3.95%, 07/15/22	450,000	453,570
Rowan Cos., Inc., 4.75%, 01/15/24 (b)	175,000	167,233
5.85%, 01/15/44	350,000	296,293
Shell International Finance BV, 1.90%, 08/10/18	600,000	605,847
2.00%, 11/15/18	750,000	757,899
2.13%, 05/11/20	500,000	498,927
3.40%, 08/12/23	1,000,000	1,026,273
4.13%, 05/11/35	500,000	489,459
4.55%, 08/12/43	500,000	510,917
Southwestern Energy Co., 4.10%, 03/15/22	250,000	245,233
Statoil ASA, 3.13%, 08/17/17	250,000	259,734
1.20%, 01/17/18	1,000,000	996,133
1.15%, 05/15/18 (b)	1,000,000	991,739
3.70%, 03/01/24	500,000	516,781
Talisman Energy, Inc., 5.50%, 05/15/42	500,000	450,047
Total Capital Canada Ltd., 2.75%, 07/15/23	750,000	724,133
Total Capital International SA, 2.88%, 02/17/22	500,000	499,499
Valero Energy Corp., 7.50%, 04/15/32	118,000	143,575
6.63%, 06/15/37	455,000	513,882

		48,500,968

Paper & Forest Products 0.1%
Domtar Corp., 10.75%, 06/01/17	50,000	57,881
Georgia-Pacific LLC, 8.88%, 05/15/31	250,000	360,646
International Paper Co., 3.80%, 01/15/26 (b)	500,000	489,894
6.00%, 11/15/41	750,000	808,595

		1,717,016

Personal Products 0.0%†
Colgate-Palmolive Co., 2.45%, 11/15/21	150,000	150,688

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Personal Products (continued)
Procter & Gamble Co. (The), 1.45%, 08/15/16	$250,000	$251,905
5.80%, 08/15/34	295,000	365,299

		767,892

Pharmaceuticals 1.0%
Abbott Laboratories, 2.55%, 03/15/22	215,000	210,055
5.30%, 05/27/40	500,000	557,623
AbbVie, Inc., 1.80%, 05/14/18	500,000	498,530
2.00%, 11/06/18	1,800,000	1,800,794
4.50%, 05/14/35	1,085,000	1,061,459
4.40%, 11/06/42	125,000	118,273
Actavis Funding SCS, 3.00%, 03/12/20	750,000	751,701
3.45%, 03/15/22	1,060,000	1,049,960
3.85%, 06/15/24	825,000	815,057
3.80%, 03/15/25	500,000	491,161
4.55%, 03/15/35	195,000	185,400
4.75%, 03/15/45	500,000	476,027
Allergan, Inc., 1.35%, 03/15/18	400,000	391,508
AstraZeneca PLC, 5.90%, 09/15/17	400,000	439,396
6.45%, 09/15/37	200,000	254,585
4.00%, 09/18/42	250,000	234,088
Baxalta, Inc., 4.00%, 06/23/25 (c)	200,000	198,513
Bristol-Myers Squibb Co., 2.00%, 08/01/22	700,000	665,107
3.25%, 08/01/42	250,000	209,538
Eli Lilly & Co., 1.95%, 03/15/19	750,000	750,613
2.75%, 06/01/25	95,000	91,776
3.70%, 03/01/45	500,000	453,602
GlaxoSmithKline Capital PLC, 1.50%, 05/08/17	500,000	503,495
2.85%, 05/08/22	250,000	247,810
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	201,000	229,094
4.20%, 03/18/43	300,000	292,148
Johnson & Johnson, 2.95%, 09/01/20	200,000	208,844
2.45%, 12/05/21	500,000	504,544
4.95%, 05/15/33	663,000	758,300
Merck & Co., Inc., 2.75%, 02/10/25	70,000	67,125
3.60%, 09/15/42	500,000	443,195
4.15%, 05/18/43	500,000	486,013
Mylan, Inc., 2.60%, 06/24/18	750,000	755,427

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Novartis Capital Corp., 2.40%, 09/21/22	$500,000	$486,012
3.40%, 05/06/24	1,000,000	1,014,756
Novartis Securities Investment Ltd., 5.13%, 02/10/19	470,000	522,820
Perrigo Co. PLC, 4.00%, 11/15/23	250,000	253,353
Pfizer, Inc., 4.65%, 03/01/18	265,000	288,974
2.10%, 05/15/19	500,000	503,855
3.40%, 05/15/24 (b)	1,000,000	1,007,870
7.20%, 03/15/39	525,000	724,130
Pharmacia Corp., 6.60%, 12/01/28	177,000	227,552
Sanofi, 1.25%, 04/10/18	250,000	249,081
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	32,000	32,614
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	7,000	8,284
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	82,000	83,574
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	200,000	193,873
Wyeth LLC, 6.50%, 02/01/34	206,000	259,632
Zoetis, Inc., 3.25%, 02/01/23	600,000	581,284

		22,638,425

Real Estate Investment Trusts (REITs) 0.7%
Alexandria Real Estate Equities, Inc., 2.75%, 01/15/20	500,000	494,915
American Tower Corp., 3.40%, 02/15/19	250,000	255,829
2.80%, 06/01/20	1,000,000	986,104
American Tower REIT, Inc., 5.05%, 09/01/20	500,000	543,331
3.50%, 01/31/23	250,000	240,140
AvalonBay Communities, Inc., 3.45%, 06/01/25	695,000	683,418
Boston Properties LP, 3.80%, 02/01/24	250,000	253,005
DDR Corp., 3.63%, 02/01/25	500,000	480,138
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	273,590
Duke Realty LP, 3.63%, 04/15/23	500,000	494,253
ERP Operating LP, 5.38%, 08/01/16	295,000	308,386
3.00%, 04/15/23	500,000	484,705
4.50%, 07/01/44	350,000	340,957

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
HCP, Inc., 6.00%, 01/30/17	$472,000	$503,507
2.63%, 02/01/20	500,000	494,956
5.38%, 02/01/21	200,000	220,647
4.25%, 11/15/23	500,000	504,046
Health Care REIT, Inc., 4.13%, 04/01/19	600,000	635,085
5.25%, 01/15/22	400,000	437,545
Healthcare Realty Trust, Inc., 3.75%, 04/15/23	350,000	341,983
Hospitality Properties Trust, 5.00%, 08/15/22	350,000	364,327
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23	525,000	515,028
Series E, 4.00%, 06/15/25	375,000	372,214
Kilroy Realty LP, 4.80%, 07/15/18	300,000	320,246
Liberty Property LP, 4.40%, 02/15/24	500,000	516,387
Omega Healthcare Investors, Inc., 4.50%, 04/01/27 (c)	550,000	527,577
Realty Income Corp., 3.25%, 10/15/22	350,000	339,772
Simon Property Group LP, 2.80%, 01/30/17	500,000	511,771
2.20%, 02/01/19	500,000	505,185
5.65%, 02/01/20	250,000	284,918
4.38%, 03/01/21	500,000	541,684
3.38%, 03/15/22	500,000	507,501
3.38%, 10/01/24	500,000	496,785
UDR, Inc., 4.25%, 06/01/18	100,000	106,162
Ventas Realty LP/Ventas Capital Corp., 4.00%, 04/30/19	500,000	528,322
4.75%, 06/01/21	150,000	162,534
Weyerhaeuser Co., 7.38%, 03/15/32	500,000	625,236

		16,202,189

Real Estate Management & Development 0.0%†
ProLogis LP, 4.25%, 08/15/23	500,000	513,061

Road & Rail 0.5%
Burlington Northern Santa Fe LLC, 3.05%, 09/01/22	350,000	348,844
3.00%, 03/15/23	500,000	488,489
3.85%, 09/01/23	650,000	673,705
3.75%, 04/01/24	500,000	509,602
3.00%, 04/01/25 (b)	500,000	478,842
7.95%, 08/15/30	206,000	288,290
4.55%, 09/01/44	250,000	246,080

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Canadian Pacific Railway Ltd., 4.50%, 01/15/22	$350,000	$376,356
CSX Corp., 7.38%, 02/01/19	400,000	468,924
3.70%, 10/30/20	300,000	316,567
3.40%, 08/01/24 (b)	500,000	500,323
5.50%, 04/15/41	150,000	166,767
4.10%, 03/15/44	250,000	228,938
3.95%, 05/01/50	350,000	306,311
FedEx Corp., 4.00%, 01/15/24	750,000	777,907
3.90%, 02/01/35	380,000	351,304
3.88%, 08/01/42	50,000	43,281
Norfolk Southern Corp., 5.90%, 06/15/19	400,000	453,969
3.25%, 12/01/21	1,000,000	1,026,048
3.00%, 04/01/22	500,000	497,374
5.59%, 05/17/25	84,000	96,706
4.45%, 06/15/45	500,000	479,729
Ryder System, Inc., 2.50%, 05/11/20	205,000	203,498
Union Pacific Corp., 2.75%, 04/15/23	750,000	726,837
3.25%, 08/15/25	500,000	494,801
United Parcel Service of America, Inc., 8.38%, 04/01/20	118,000	150,420
8.37%, 04/01/30 (d)	177,000	251,775
United Parcel Service, Inc., 3.13%, 01/15/21	500,000	520,714
6.20%, 01/15/38	295,000	368,767

		11,841,168

Semiconductors & Semiconductor Equipment 0.2%
Applied Materials, Inc., 4.30%, 06/15/21	400,000	427,951
Broadcom Corp., 2.70%, 11/01/18	100,000	101,258
Intel Corp., 1.35%, 12/15/17	1,000,000	999,645
4.80%, 10/01/41	350,000	351,099
KLA-Tencor Corp., 4.65%, 11/01/24	215,000	214,883
Lam Research Corp., 3.80%, 03/15/25	255,000	248,194
Maxim Integrated Products, Inc., 3.38%, 03/15/23	350,000	342,170
QUALCOMM, Inc., 2.25%, 05/20/20	1,000,000	994,878
4.65%, 05/20/35	500,000	484,001
Texas Instruments, Inc., 1.75%, 05/01/20	500,000	491,300

		4,655,379

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Software 0.4%
Adobe Systems, Inc., 3.25%, 02/01/25	$135,000	$130,335
CA, Inc., 4.50%, 08/15/23	410,000	427,037
Microsoft Corp., 3.00%, 10/01/20 (b)	500,000	520,889
3.63%, 12/15/23	400,000	416,228
2.70%, 02/12/25 (b)	1,000,000	963,640
3.50%, 02/12/35	325,000	297,114
4.50%, 10/01/40	300,000	305,751
3.75%, 02/12/45	750,000	676,231
Oracle Corp., 1.20%, 10/15/17	350,000	350,001
2.38%, 01/15/19	1,000,000	1,014,865
5.00%, 07/08/19	200,000	222,198
2.80%, 07/08/21	1,000,000	1,012,179
2.50%, 10/15/22	500,000	481,803
3.25%, 05/15/30	500,000	459,784
5.38%, 07/15/40	350,000	387,104
4.50%, 07/08/44	750,000	743,584

		8,408,743

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	500,000	531,157
3.25%, 04/15/25	325,000	313,827
Bed Bath & Beyond, Inc., 3.75%, 08/01/24	250,000	249,376
Gap, Inc. (The), 5.95%, 04/12/21	150,000	169,394
Home Depot, Inc. (The), 2.70%, 04/01/23	500,000	489,481
5.88%, 12/16/36	300,000	361,086
5.95%, 04/01/41	150,000	182,594
4.20%, 04/01/43	250,000	240,338
4.40%, 03/15/45	500,000	499,280
Lowe’s Cos., Inc., 3.13%, 09/15/24	400,000	398,833
6.50%, 03/15/29	236,000	296,822
5.80%, 10/15/36	300,000	352,406
5.00%, 09/15/43	500,000	539,454

		4,624,048

Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc., 1.05%, 05/05/17	1,000,000	1,002,992
1.55%, 02/07/20	750,000	734,739
2.00%, 05/06/20	750,000	745,653
2.50%, 02/09/25	1,345,000	1,261,207
3.85%, 05/04/43	750,000	682,635
4.38%, 05/13/45	355,000	349,833
EMC Corp., 1.88%, 06/01/18	1,000,000	1,001,938

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology Hardware, Storage & Peripherals (continued)
Hewlett-Packard Co., 5.50%, 03/01/18	$800,000	$875,319
2.75%, 01/14/19	250,000	252,713
3.75%, 12/01/20	500,000	515,253
4.65%, 12/09/21	600,000	636,851
NetApp, Inc., 3.38%, 06/15/21	210,000	206,919
Seagate HDD Cayman, 3.75%, 11/15/18	675,000	703,710
5.75%, 12/01/34 (c)	175,000	172,309

		9,142,071

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	125,000	134,843
VF Corp., 3.50%, 09/01/21	200,000	211,575

		346,418

Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA, Inc., 3.45%, 08/27/18	250,000	257,969

Tobacco 0.2%
Altria Group, Inc., 9.25%, 08/06/19	155,000	194,567
2.63%, 01/14/20	350,000	348,640
10.20%, 02/06/39	81,000	133,385
4.25%, 08/09/42	250,000	221,875
4.50%, 05/02/43	450,000	416,780
5.38%, 01/31/44	170,000	179,810
Lorillard Tobacco Co., 3.50%, 08/04/16 (b)	850,000	869,070
3.75%, 05/20/23	250,000	242,982
Philip Morris International, Inc., 5.65%, 05/16/18	400,000	444,218
2.63%, 03/06/23	1,000,000	957,111
6.38%, 05/16/38	460,000	564,382
3.88%, 08/21/42	250,000	221,942
Reynolds American, Inc., 5.70%, 08/15/35	120,000	124,424
4.75%, 11/01/42	450,000	408,232

		5,327,418

Wireless Telecommunication Services 0.2%
America Movil SAB de CV, 5.00%, 03/30/20	500,000	553,475
3.13%, 07/16/22	750,000	739,980
6.38%, 03/01/35	177,000	206,329
6.13%, 03/30/40	350,000	405,275
Rogers Communications, Inc., 3.00%, 03/15/23	600,000	576,314
5.00%, 03/15/44	250,000	247,224

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC, 1.63%, 03/20/17	$600,000	$597,591
2.95%, 02/19/23	250,000	233,502
7.88%, 02/15/30	206,000	255,582
4.38%, 02/19/43	500,000	430,477

		4,245,749

Total Corporate Bonds (cost $560,497,387)		567,689,518

Municipal Bonds 0.9%
California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/01/44	100,000	131,294
Bay Area Toll Authority, RB Series S1, 6.79%, 04/01/30	250,000	312,200
Series F, 6.26%, 04/01/49	250,000	323,455
City of San Francisco California Public Utilities Commission Water Revenue, RB, 6.00%, 11/01/40	100,000	119,058
Los Angeles Community College District, GO, 6.75%, 08/01/49	300,000	415,086
Los Angeles County Public Works Financing Authority, RB, 7.62%, 08/01/40	75,000	101,183
Los Angeles Unified School District, GO, 6.76%, 07/01/34	420,000	545,794
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	200,000	263,392
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	100,000	124,924
Santa Clara Valley Transportation Authority, RB, 5.88%, 04/01/32	200,000	238,058
State of California, GO 7.55%, 04/01/39	1,810,000	2,617,133
7.63%, 03/01/40	425,000	613,437
University of California, RB Series F, 5.95%, 05/15/45	300,000	355,365
Series H, 6.55%, 05/15/48	150,000	186,630
Series AQ, 4.77%, 05/15/15	150,000	134,481

		6,481,490

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	48,620

Municipal Bonds (continued)

	Principal Amount	Market Value

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 03/15/32	$500,000	$593,920

Florida 0.0%†
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 2.11%, 07/01/18	250,000	252,745

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	500,000	584,330

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	300,000	340,974
State of Illinois, GO 5.88%, 03/01/19	200,000	215,084
4.95%, 06/01/23	160,000	162,665
5.10%, 06/01/33	1,445,000	1,341,177

		2,059,900

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/01/21	500,000	545,190

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 02/15/20	650,000	541,392
New Jersey Economic Development Authority, RB, National-RE Insured, Series A, 7.43%, 02/15/29	125,000	141,781
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	790,000	1,097,081
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 05/01/40	250,000	288,435

		2,068,689

New York 0.2%
City of New York, GO, 5.97%, 03/01/36	250,000	302,475
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	460,000	653,366
New York City Municipal Water Finance Authority, RB, 5.44%, 06/15/43	300,000	356,286
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/01/38	500,000	597,370

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New York (continued)
New York State Dormitory Authority, Special Tax Revenue, 5.50%, 03/15/30	$100,000	$115,838
New York State Dormitory Authority, State Personal Income Tax Revenue, Series F, 5.63%, 03/15/39	250,000	293,272
New York State Urban Development Corp., Special Tax Authority, Series C, 5.84%, 03/15/40	450,000	539,833
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	620,000	759,085

		3,617,525

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	300,000	297,549

Ohio 0.1%
American Municipal Power Inc., RB Series E, 6.27%, 02/15/50	165,000	194,721
Series B, 7.50%, 02/15/50	150,000	202,736
JobsOhio Beverage System, RB, Series B, 4.53%, 01/01/35	100,000	103,966
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	300,000	338,409
Ohio State University (The), RB, Series C, 4.91%, 06/01/40	150,000	165,701

		1,005,533

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 5.85%, 07/15/30	500,000	558,275

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 01/01/50	100,000	124,597

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/01/44	200,000	250,928
State of Texas, GO, Series A, 4.63%, 04/01/33	350,000	380,303
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	150,000	172,111
University of Texas System, RB Series A, 5.26%, 07/01/39	260,000	306,028
Series C, 4.79%, 08/15/46	200,000	220,690

		1,330,060

Municipal Bonds (continued)

	Principal Amount	Market Value

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 08/01/40	$200,000	$230,160

Total Municipal Bonds (cost $17,616,384)		19,798,583

Sovereign Bonds 3.8%
AUSTRIA 0.1%
Oesterreichische Kontrollbank AG, 0.75%, 05/19/17	1,500,000	1,498,161

BRAZIL 0.2%
Brazilian Government International Bond, 5.88%, 01/15/19	500,000	555,000
4.88%, 01/22/21 (b)	500,000	522,500
4.25%, 01/07/25 (b)	1,500,000	1,448,250
7.13%, 01/20/37 (b)	1,205,000	1,361,650

		3,887,400

CANADA 0.4%
Canada Government International Bond, 1.13%, 03/19/18	500,000	500,939
1.63%, 02/27/19	750,000	756,824
Export Development Canada, 1.00%, 06/15/18	1,000,000	996,779
Hydro Quebec, 8.88%, 03/01/26	156,000	222,075
Province of Nova Scotia Canada, 5.13%, 01/26/17	885,000	943,224
Province of Ontario Canada, 1.20%, 02/14/18	500,000	500,021
3.00%, 07/16/18	250,000	262,211
2.00%, 09/27/18 (b)	750,000	763,466
2.00%, 01/30/19	1,000,000	1,015,587
1.88%, 05/21/20	1,000,000	996,836
Province of Quebec Canada, 3.50%, 07/29/20	400,000	428,738
7.50%, 09/15/29	578,000	836,336

		8,223,036

CHILE 0.0%†
Chile Government International Bond, 3.13%, 03/27/25	250,000	250,000

COLOMBIA 0.1%
Colombia Government International Bond, 4.38%, 07/12/21 (b)	1,150,000	1,202,900
7.38%, 09/18/37	225,000	277,312
5.63%, 02/26/44	500,000	506,250
5.00%, 06/15/45	500,000	462,500

		2,448,962

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

GERMANY 0.4%
FMS Wertmanagement AoeR, 1.13%, 10/14/16	$500,000	$503,514
0.63%, 01/30/17	1,000,000	999,200
KFW, 1.25%, 10/05/16	2,000,000	2,017,602
0.75%, 03/17/17	2,500,000	2,501,843
1.88%, 04/01/19	1,000,000	1,017,241
1.50%, 04/20/20 (b)	1,000,000	986,778
Landwirtschaftliche Rentenbank, 0.88%, 09/12/17	1,000,000	999,567

		9,025,745

ISRAEL 0.0%†
Israel Government International Bond, 3.15%, 06/30/23 (b)	500,000	504,850

ITALY 0.0%†
Italy Government International Bond, 6.88%, 09/27/23	251,000	311,234
5.38%, 06/15/33	541,000	604,460

		915,694

JAPAN 0.1%
Japan Bank for International Cooperation, 1.75%, 11/13/18	500,000	503,400
Japan Bank for International Cooperation/Japan, 1.75%, 05/28/20	2,000,000	1,982,950
Japan Finance Corp., 2.25%, 07/13/16	225,000	228,840

		2,715,190

MEXICO 0.3%
Mexico Government International Bond, 5.63%, 01/15/17 (b)	800,000	852,400
5.13%, 01/15/20	1,000,000	1,102,500
3.50%, 01/21/21 (b)	1,000,000	1,020,000
4.00%, 10/02/23	500,000	513,750
6.75%, 09/27/34	1,246,000	1,563,730
4.75%, 03/08/44	400,000	380,000
5.55%, 01/21/45	500,000	531,875
4.60%, 01/23/46	347,000	320,975
5.75%, 10/12/10	200,000	196,500

		6,481,730

PANAMA 0.0%†
Panama Government International Bond, 6.70%, 01/26/36	250,000	308,750
4.30%, 04/29/53	500,000	436,250

		745,000

Sovereign Bonds (continued)

	Principal Amount	Market Value

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19	$1,840,000	$2,140,840
8.75%, 11/21/33 (b)	500,000	755,000

		2,895,840

PHILIPPINES 0.2%
Philippine Government International Bond, 6.50%, 01/20/20	1,500,000	1,779,375
9.50%, 02/02/30	500,000	809,375
7.75%, 01/14/31	500,000	721,250
6.38%, 10/23/34	500,000	663,125

		3,973,125

POLAND 0.1%
Poland Government International Bond, 6.38%, 07/15/19	750,000	866,625
5.13%, 04/21/21 (b)	200,000	221,880
5.00%, 03/23/22 (b)	300,000	332,580
4.00%, 01/22/24	500,000	523,125

		1,944,210

SOUTH AFRICA 0.0%†
South Africa Government International Bond, 4.67%, 01/17/24 (b)	500,000	511,250
6.25%, 03/08/41 (b)	200,000	225,750
5.38%, 07/24/44 (b)	250,000	249,318

		986,318

SOUTH KOREA 0.1%
Export-Import Bank of Korea, 4.00%, 01/29/21	600,000	638,867
5.00%, 04/11/22	500,000	562,120
Republic of Korea, 5.63%, 11/03/25	300,000	369,330
4.13%, 06/10/44 (b)	250,000	274,300

		1,844,617

SUPRANATIONAL 1.5%
Asian Development Bank, 0.75%, 07/28/17	2,000,000	1,997,558
1.75%, 09/11/18	500,000	508,226
1.88%, 02/18/22	500,000	492,510
Corp. Andina de Fomento, 4.38%, 06/15/22	350,000	378,408
Council Of Europe Development Bank, 1.50%, 06/19/17 (b)	500,000	506,280
1.00%, 03/07/18	200,000	199,422
European Bank for Reconstruction & Development, 1.00%, 02/16/17	2,000,000	2,013,174
European Investment Bank, 5.13%, 09/13/16	350,000	369,006

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL (continued)
1.25%, 10/14/16	$750,000	$756,554
1.13%, 12/15/16	1,000,000	1,007,110
0.88%, 04/18/17	3,500,000	3,508,435
5.13%, 05/30/17	325,000	351,476
1.00%, 08/17/17	2,000,000	2,006,106
1.00%, 03/15/18	1,000,000	997,883
1.00%, 06/15/18	500,000	497,373
1.13%, 08/15/18	3,000,000	2,990,721
1.88%, 03/15/19	1,000,000	1,015,434
1.38%, 06/15/20 (b)	500,000	489,326
4.00%, 02/16/21	500,000	553,714
Inter-American Development Bank, 5.13%, 09/13/16	235,000	247,945
1.00%, 07/14/17	1,000,000	1,003,138
0.88%, 03/15/18	500,000	498,118
1.75%, 08/24/18	300,000	304,972
1.75%, 10/15/19	1,000,000	1,007,386
1.38%, 07/15/20	750,000	738,198
2.13%, 11/09/20	750,000	763,870
1.75%, 04/14/22	500,000	487,875
International Bank for Reconstruction & Development, 1.00%, 09/15/16	500,000	503,091
0.75%, 12/15/16	500,000	501,020
0.63%, 05/02/17	2,000,000	1,989,934
1.13%, 07/18/17	500,000	504,381
1.00%, 06/15/18	1,500,000	1,498,002
1.63%, 02/10/22	500,000	484,130
7.63%, 01/19/23	973,000	1,332,329
International Finance Corp., 1.13%, 11/23/16	1,025,000	1,030,607
0.88%, 06/15/18	750,000	745,156

		34,278,868

TURKEY 0.2%
Turkey Government International Bond, 6.75%, 04/03/18	1,000,000	1,102,734
5.63%, 03/30/21	500,000	538,950
3.25%, 03/23/23 (b)	1,500,000	1,395,000
7.38%, 02/05/25	500,000	600,000
6.00%, 01/14/41	2,000,000	2,107,000

		5,743,684

URUGUAY 0.0%†
Uruguay Government International Bond, 4.50%, 08/14/24	650,000	682,500
5.10%, 06/18/50 (b)	350,000	333,375

		1,015,875

Total Sovereign Bonds (cost $88,605,456)		89,378,305

U.S. Government Mortgage Backed Agencies 28.1%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# E81396 7.00%, 10/01/15	$16	$16
Pool# E84097 6.50%, 12/01/15	31	31
Pool# E00938 7.00%, 01/01/16	334	338
Pool# E82132 7.00%, 01/01/16	85	85
Pool# E82815 6.00%, 03/01/16	289	290
Pool# E83231 6.00%, 04/01/16	50	50
Pool# E83233 6.00%, 04/01/16	276	279
Pool# G11972 6.00%, 04/01/16	4,472	4,517
Pool# E83933 6.50%, 05/01/16	29	29
Pool# E84236 6.50%, 06/01/16	384	390
Pool# E00996 6.50%, 07/01/16	143	146
Pool# E84912 6.50%, 08/01/16	429	430
Pool# E86533 6.00%, 12/01/16	297	299
Pool# E87584 6.00%, 01/01/17	472	483
Pool# E86995 6.50%, 01/01/17	1,342	1,350
Pool# E87291 6.50%, 01/01/17	1,364	1,390
Pool# E88076 6.00%, 02/01/17	1,181	1,208
Pool# E88055 6.50%, 02/01/17	5,944	6,108
Pool# E88134 6.00%, 03/01/17	283	284
Pool# E88768 6.00%, 03/01/17	1,073	1,080
Pool# E88729 6.00%, 04/01/17	1,255	1,278
Pool# E89149 6.00%, 04/01/17	839	860
Pool# E89151 6.00%, 04/01/17	1,497	1,533
Pool# E89217 6.00%, 04/01/17	1,459	1,499
Pool# E89222 6.00%, 04/01/17	4,639	4,726
Pool# E89347 6.00%, 04/01/17	376	385

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E89496 6.00%, 04/01/17	$766	$789
Pool# E89203 6.50%, 04/01/17	1,018	1,045
Pool# E89530 6.00%, 05/01/17	3,231	3,321
Pool# E89909 6.00%, 05/01/17	1,066	1,098
Pool# B15071 6.00%, 06/01/17	9,551	9,628
Pool# E01157 6.00%, 06/01/17	3,866	3,999
Pool# E90194 6.00%, 06/01/17	979	1,011
Pool# E90313 6.00%, 06/01/17	371	383
Pool# E90645 6.00%, 07/01/17	3,458	3,554
Pool# G18007 6.00%, 07/01/19	9,786	10,422
Pool# B16087 6.00%, 08/01/19	39,661	41,757
Pool# J00935 5.00%, 12/01/20	13,909	14,531
Pool# J00854 5.00%, 01/01/21	146,244	153,673
Pool# J01279 5.50%, 02/01/21	10,597	11,491
Pool# J01570 5.50%, 04/01/21	10,632	11,425
Pool# J01771 5.00%, 05/01/21	11,041	11,537
Pool# J06015 5.00%, 05/01/21	53,579	56,027
Pool# G18122 5.00%, 06/01/21	22,362	24,181
Pool# J01980 6.00%, 06/01/21	13,663	13,767
Pool# J03074 5.00%, 07/01/21	17,398	18,706
Pool# J03028 5.50%, 07/01/21	2,833	2,958
Pool# C90719 5.00%, 10/01/23	572,983	630,300
Pool# J09912 4.00%, 06/01/24	1,256,861	1,329,683
Pool# C00351 8.00%, 07/01/24	705	841
Pool# G13900 5.00%, 12/01/24	244,756	260,923
Pool# D60780 8.00%, 06/01/25	2,655	3,005

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G30267 5.00%, 08/01/25	$184,519	$202,977
Pool# E02746 3.50%, 11/01/25	659,794	696,917
Pool# J13883 3.50%, 12/01/25	1,363,398	1,444,268
Pool# J14732 4.00%, 03/01/26	648,886	691,335
Pool# E02896 3.50%, 05/01/26	713,595	754,087
Pool# J18127 3.00%, 03/01/27	589,108	610,889
Pool# J18702 3.00%, 03/01/27	647,141	671,125
Pool# J19106 3.00%, 05/01/27	238,436	247,266
Pool# J20471 3.00%, 09/01/27	1,067,096	1,106,658
Pool# D82854 7.00%, 10/01/27	1,731	1,918
Pool# G14609 3.00%, 11/01/27	1,418,244	1,470,849
Pool# C00566 7.50%, 12/01/27	2,526	3,061
Pool# G15100 2.50%, 07/01/28	517,410	528,589
Pool# C00678 7.00%, 11/01/28	2,777	3,289
Pool# C18271 7.00%, 11/01/28	3,196	3,600
Pool# C00836 7.00%, 07/01/29	1,362	1,610
Pool# C31282 7.00%, 09/01/29	180	200
Pool# C31285 7.00%, 09/01/29	3,080	3,590
Pool# A18212 7.00%, 11/01/29	48,414	52,010
Pool# C32914 8.00%, 11/01/29	3,444	3,780
Pool# G18536 2.50%, 01/01/30	8,098,513	8,200,107
Pool# C37436 8.00%, 01/01/30	3,361	4,187
Pool# C36306 7.00%, 02/01/30	797	840
Pool# C36429 7.00%, 02/01/30	790	828
Pool# C00921 7.50%, 02/01/30	2,589	3,091
Pool# G01108 7.00%, 04/01/30	1,140	1,331

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C37703 7.50%, 04/01/30	$2,186	$2,506
Pool# C41561 8.00%, 08/01/30	2,368	2,529
Pool# C01051 8.00%, 09/01/30	4,517	5,670
Pool# C43550 7.00%, 10/01/30	5,000	5,669
Pool# C44017 7.50%, 10/01/30	560	576
Pool# C43967 8.00%, 10/01/30	40,732	44,809
Pool# C44957 8.00%, 11/01/30	3,660	4,278
Pool# C01103 7.50%, 12/01/30	1,865	2,305
Pool# C46932 7.50%, 01/01/31	804	849
Pool# C47287 7.50%, 02/01/31	4,338	5,002
Pool# C48851 7.00%, 03/01/31	2,648	2,733
Pool# C48206 7.50%, 03/01/31	2,131	2,147
Pool# C91366 4.50%, 04/01/31	253,042	274,625
Pool# C91377 4.50%, 06/01/31	136,759	148,524
Pool# C53324 7.00%, 06/01/31	1,968	2,110
Pool# C01209 8.00%, 06/01/31	1,376	1,608
Pool# C55071 7.50%, 07/01/31	755	783
Pool# G01309 7.00%, 08/01/31	3,003	3,617
Pool# C01222 7.00%, 09/01/31	2,431	2,878
Pool# G01311 7.00%, 09/01/31	21,980	26,499
Pool# G01315 7.00%, 09/01/31	807	956
Pool# C58647 7.00%, 10/01/31	1,194	1,293
Pool# C60012 7.00%, 11/01/31	2,026	2,197
Pool# C61298 8.00%, 11/01/31	3,174	3,291
Pool# C61105 7.00%, 12/01/31	6,769	7,294
Pool# C01305 7.50%, 12/01/31	1,408	1,600

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C62218 7.00%, 01/01/32	$3,136	$3,220
Pool# C63171 7.00%, 01/01/32	11,093	12,950
Pool# C64121 7.50%, 02/01/32	2,401	2,460
Pool# D99004 3.50%, 03/01/32	320,068	334,107
Pool# G30577 3.50%, 04/01/32	739,294	771,718
Pool# C01345 7.00%, 04/01/32	12,845	15,476
Pool# G01391 7.00%, 04/01/32	37,109	43,842
Pool# C65717 7.50%, 04/01/32	5,019	5,183
Pool# C01370 8.00%, 04/01/32	4,815	5,793
Pool# C66916 7.00%, 05/01/32	20,973	24,168
Pool# C67235 7.00%, 05/01/32	13,356	14,495
Pool# C01381 8.00%, 05/01/32	21,446	25,795
Pool# C68290 7.00%, 06/01/32	5,393	6,210
Pool# C68300 7.00%, 06/01/32	14,797	16,985
Pool# D99266 3.50%, 07/01/32	499,355	521,569
Pool# G01449 7.00%, 07/01/32	24,884	29,483
Pool# C68988 7.50%, 07/01/32	3,709	3,723
Pool# C69908 7.00%, 08/01/32	30,343	34,375
Pool# C70211 7.00%, 08/01/32	14,861	15,556
Pool# C91558 3.50%, 09/01/32	130,062	135,813
Pool# G01536 7.00%, 03/01/33	23,305	26,569
Pool# G30642 3.00%, 05/01/33	266,458	271,248
Pool# G30646 3.00%, 05/01/33	620,215	631,374
Pool# K90535 3.00%, 05/01/33	129,822	132,211
Pool# A16419 6.50%, 11/01/33	18,568	21,265
Pool# C01806 7.00%, 01/01/34	14,389	15,354

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A21356 6.50%, 04/01/34	$76,762	$88,739
Pool# C01851 6.50%, 04/01/34	58,916	70,384
Pool# A22067 6.50%, 05/01/34	88,281	105,458
Pool# A24301 6.50%, 05/01/34	115,083	134,156
Pool# A24988 6.50%, 07/01/34	13,475	15,432
Pool# G01741 6.50%, 10/01/34	26,684	31,034
Pool# G08023 6.50%, 11/01/34	55,484	66,388
Pool# A33137 6.50%, 01/01/35	13,603	15,579
Pool# G01947 7.00%, 05/01/35	30,096	35,710
Pool# G08073 5.50%, 08/01/35	310,114	348,197
Pool# A37135 5.50%, 09/01/35	559,468	627,567
Pool# A47368 5.00%, 10/01/35	380,775	420,405
Pool# A38255 5.50%, 10/01/35	409,501	459,326
Pool# A38531 5.50%, 10/01/35	593,484	664,872
Pool# G08088 6.50%, 10/01/35	216,159	247,560
Pool# A39759 5.50%, 11/01/35	34,695	38,902
Pool# A40376 5.50%, 12/01/35	27,176	30,408
Pool# A42305 5.50%, 01/01/36	68,130	76,240
Pool# A41548 7.00%, 01/01/36	39,583	43,207
Pool# G08111 5.50%, 02/01/36	522,985	585,937
Pool# A43861 5.50%, 03/01/36	161,407	180,584
Pool# A43884 5.50%, 03/01/36	572,469	648,588
Pool# A43885 5.50%, 03/01/36	495,910	561,615
Pool# A43886 5.50%, 03/01/36	825,369	935,009
Pool# A48378 5.50%, 03/01/36	390,615	440,610
Pool# G08116 5.50%, 03/01/36	86,373	96,682

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A48735 5.50%, 05/01/36	$27,982	$31,307
Pool# A53039 6.50%, 10/01/36	145,446	166,574
Pool# A53219 6.50%, 10/01/36	38,110	43,646
Pool# G05254 5.00%, 01/01/37	339,841	375,567
Pool# G04331 5.00%, 02/01/37	299,277	330,746
Pool# G05941 6.00%, 02/01/37	1,560,609	1,784,756
Pool# G03620 6.50%, 10/01/37	9,571	10,961
Pool# G03721 6.00%, 12/01/37	147,988	167,531
Pool# G03969 6.00%, 02/01/38	168,702	190,871
Pool# G04913 5.00%, 03/01/38	570,369	628,264
Pool# G05299 4.50%, 06/01/38	558,550	604,387
Pool# G04581 6.50%, 08/01/38	314,680	360,558
Pool# A81674 6.00%, 09/01/38	822,569	930,636
Pool# A85442 5.00%, 03/01/39	685,034	753,223
Pool# G05459 5.50%, 05/01/39	4,423,146	4,951,802
Pool# G05535 4.50%, 07/01/39	1,724,717	1,866,553
Pool# A89500 4.50%, 10/01/39	199,858	215,764
Pool# A91165 5.00%, 02/01/40	7,848,202	8,687,589
Pool# Q08977 4.00%, 06/01/42	363,980	386,420
Pool# Q11087 4.00%, 09/01/42	447,850	475,462
Pool# G07158 3.50%, 10/01/42	1,418,305	1,462,334
Pool# G07163 3.50%, 10/01/42	625,460	645,003
Pool# Q11532 3.50%, 10/01/42	452,870	467,020
Pool# Q12051 3.50%, 10/01/42	494,009	509,369
Pool# C09020 3.50%, 11/01/42	1,279,862	1,319,649
Pool# G07264 3.50%, 12/01/42	1,381,203	1,424,277

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q14292 3.50%, 01/01/43	$245,533	$253,177
Pool# Q14881 3.50%, 01/01/43	285,153	294,060
Pool# Q15774 3.00%, 02/01/43	2,590,642	2,582,963
Pool# Q15884 3.00%, 02/01/43	1,514,393	1,510,072
Pool# Q16470 3.00%, 03/01/43	2,538,800	2,531,836
Pool# V80002 2.50%, 04/01/43	881,199	842,550
Pool# G08528 3.00%, 04/01/43	11,066,839	11,032,605
Pool# Q16915 3.00%, 04/01/43	852,388	849,960
Pool# Q18523 3.50%, 05/01/43	2,692,347	2,775,140
Pool# G08534 3.00%, 06/01/43	3,443,987	3,432,538
Pool# Q18751 3.50%, 06/01/43	2,544,729	2,622,366
Pool# G07410 3.50%, 07/01/43	435,956	450,035
Pool# Q26869 4.00%, 06/01/44	2,302,723	2,447,078
Pool# G08623 3.50%, 01/01/45	2,295,036	2,363,681
Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 07/15/29	4,925,000	4,981,945
3.00%, 07/15/29	4,500,000	4,658,625
3.50%, 07/15/30	1,000,000	1,053,696
4.00%, 07/15/30	1,000,000	1,047,930
3.00%, 07/15/45	3,750,000	3,727,588
3.50%, 07/15/45	21,617,000	22,238,489
4.00%, 07/15/45	26,800,000	28,341,522
4.50%, 07/15/45	14,500,000	15,657,961
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.34%, 07/01/41 (a)	605,307	637,758
Pool# 2B0108 2.61%, 01/01/42 (a)	160,025	168,798
Pool# 2B1381 1.76%, 06/01/43 (a)	69,563	71,329
Federal National Mortgage Association Pool
Pool# 826869 5.50%, 08/01/20	132,570	140,841
Pool# 835228 5.50%, 08/01/20	3,616	3,834

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 825811 5.50%, 09/01/20	$3,455	$3,681
Pool# 839585 5.50%, 09/01/20	14,792	15,591
Pool# 811505 5.50%, 10/01/20	6,796	7,251
Pool# 838565 5.50%, 10/01/20	146,725	158,889
Pool# 840102 5.50%, 10/01/20	103,779	110,367
Pool# 841947 5.50%, 10/01/20	5,687	5,960
Pool# 843102 5.50%, 10/01/20	4,020	4,273
Pool# 839100 5.50%, 11/01/20	2,970	3,181
Pool# 830670 5.50%, 12/01/20	6,343	6,768
Pool# 788210 5.50%, 02/01/21	9,560	9,896
Pool# 867183 5.50%, 02/01/21	12,988	13,788
Pool# 811558 5.50%, 03/01/21	124,909	132,077
Pool# 870296 5.50%, 03/01/21	1,395	1,445
Pool# 878120 5.50%, 04/01/21	5,443	5,872
Pool# 811559 5.50%, 05/01/21	21,328	22,887
Pool# 879115 5.50%, 05/01/21	14,101	15,051
Pool# 885440 5.50%, 05/01/21	2,874	3,058
Pool# 845489 5.50%, 06/01/21	881	952
Pool# 880950 5.50%, 07/01/21	46,307	49,793
Pool# 870092 5.50%, 08/01/21	2,084	2,217
Pool# 896599 5.50%, 08/01/21	783	838
Pool# 903350 5.00%, 10/01/21	7,752	8,322
Pool# 894126 5.50%, 10/01/21	1,154	1,235
Pool# 902789 5.50%, 11/01/21	72,218	78,128
Pool# 901509 5.00%, 12/01/21	8,104	8,582
Pool# 906708 5.00%, 12/01/21	59,238	63,668

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 928106 5.50%, 02/01/22	$66,602	$72,908
Pool# 914385 5.50%, 03/01/22	2,097	2,273
Pool# 913323 5.50%, 04/01/22	3,317	3,550
Pool# 913331 5.50%, 05/01/22	2,563	2,672
Pool# 899438 5.50%, 06/01/22	51,830	55,521
Pool# AA2549 4.00%, 04/01/24	386,912	409,556
Pool# 934863 4.00%, 06/01/24	602,547	637,940
Pool# AC1374 4.00%, 08/01/24	394,791	419,968
Pool# AC1529 4.50%, 09/01/24	1,016,319	1,090,629
Pool# AD0244 4.50%, 10/01/24	144,057	154,357
Pool# AD4089 4.50%, 05/01/25	960,191	1,025,992
Pool# 890216 4.50%, 07/01/25	263,293	282,121
Pool# AB1609 4.00%, 10/01/25	550,388	588,369
Pool# AH1361 3.50%, 12/01/25	493,601	522,508
Pool# AH1518 3.50%, 12/01/25	298,568	315,669
Pool# AH5616 3.50%, 02/01/26	1,475,716	1,559,878
Pool# AL0298 4.00%, 05/01/26	1,101,038	1,176,843
Pool# AB4277 3.00%, 01/01/27	1,525,081	1,583,768
Pool# AP4746 3.00%, 08/01/27	424,860	441,228
Pool# AP4640 3.00%, 09/01/27	197,353	204,954
Pool# AP7855 3.00%, 09/01/27	1,908,201	1,981,733
Pool# AB6886 3.00%, 11/01/27	229,205	238,117
Pool# AB6887 3.00%, 11/01/27	455,106	472,654
Pool# AQ3758 3.00%, 11/01/27	228,190	237,001
Pool# AQ4532 3.00%, 11/01/27	265,331	275,568
Pool# AQ5096 3.00%, 11/01/27	580,471	602,781

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AQ7406 3.00%, 11/01/27	$187,808	$195,066
Pool# AQ2884 3.00%, 12/01/27	193,450	200,904
Pool# AS0487 2.50%, 09/01/28	849,097	864,751
Pool# 930998 4.50%, 04/01/29	159,256	172,173
Pool# AX7727 2.50%, 03/01/30	1,896,859	1,921,655
Pool# AH1515 4.00%, 12/01/30	976,859	1,043,121
Pool# AD0716 6.50%, 12/01/30	2,996,549	3,449,519
Pool# AB2121 4.00%, 01/01/31	149,033	158,161
Pool# MA0641 4.00%, 02/01/31	792,099	845,561
Pool# 560868 7.50%, 02/01/31	818	839
Pool# 607212 7.50%, 10/01/31	14,576	16,097
Pool# MA0895 3.50%, 11/01/31	835,700	873,457
Pool# 607632 6.50%, 11/01/31	147	169
Pool# MA1029 3.50%, 04/01/32	608,861	636,541
Pool# 545556 7.00%, 04/01/32	9,880	11,915
Pool# AO2565 3.50%, 05/01/32	239,799	250,713
Pool# 545605 7.00%, 05/01/32	13,006	15,490
Pool# AO5103 3.50%, 06/01/32	521,643	545,716
Pool# MA1107 3.50%, 07/01/32	82,916	86,738
Pool# 651361 7.00%, 07/01/32	10,262	11,841
Pool# AP1990 3.50%, 08/01/32	310,131	324,420
Pool# AP1997 3.50%, 08/01/32	136,214	142,410
Pool# AO7202 3.50%, 09/01/32	626,258	655,224
Pool# MA1166 3.50%, 09/01/32	483,907	506,252
Pool# 661664 7.50%, 09/01/32	18,791	19,366
Pool# AP3673 3.50%, 10/01/32	463,576	485,019

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB6962 3.50%, 11/01/32	$699,376	$731,695
Pool# AQ3343 3.50%, 11/01/32	407,650	426,472
Pool# 555346 5.50%, 04/01/33	128,926	146,632
Pool# 713560 5.50%, 04/01/33	13,405	15,105
Pool# 694846 6.50%, 04/01/33	17,072	19,605
Pool# 701261 7.00%, 04/01/33	1,456	1,675
Pool# AB9300 3.00%, 05/01/33	225,823	230,387
Pool# AB9402 3.00%, 05/01/33	620,012	632,568
Pool# AB9403 3.00%, 05/01/33	265,699	271,058
Pool# 555421 5.00%, 05/01/33	3,302,213	3,665,359
Pool# 555684 5.50%, 07/01/33	28,014	31,558
Pool# 720087 5.50%, 07/01/33	473,654	533,036
Pool# 728721 5.50%, 07/01/33	87,266	98,422
Pool# MA1527 3.00%, 08/01/33	2,573,525	2,625,454
Pool# 743235 5.50%, 10/01/33	54,405	61,252
Pool# 750229 6.50%, 10/01/33	48,300	55,468
Pool# 755872 5.50%, 12/01/33	586,475	661,283
Pool# 725221 5.50%, 01/01/34	13,972	15,755
Pool# 725223 5.50%, 03/01/34	1,482	1,672
Pool# 725228 6.00%, 03/01/34	1,269,354	1,462,692
Pool# 725425 5.50%, 04/01/34	827,128	931,433
Pool# 725423 5.50%, 05/01/34	77,532	87,449
Pool# 725594 5.50%, 07/01/34	332,589	375,097
Pool# 788027 6.50%, 09/01/34	27,465	31,541
Pool# 807310 7.00%, 11/01/34	7,424	8,749
Pool# 735141 5.50%, 01/01/35	1,053,043	1,186,830

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 889852 5.50%, 05/01/35	$29,443	$33,205
Pool# 256023 6.00%, 12/01/35	940,596	1,072,047
Pool# 745418 5.50%, 04/01/36	180,042	201,916
Pool# 745516 5.50%, 05/01/36	101,284	113,848
Pool# 889745 5.50%, 06/01/36	15,647	17,642
Pool# 888635 5.50%, 09/01/36	368,954	416,024
Pool# 995065 5.50%, 09/01/36	603,593	680,523
Pool# 995024 5.50%, 08/01/37	228,028	256,745
Pool# 925172 7.00%, 08/01/37	20,158	21,743
Pool# 995050 6.00%, 09/01/37	2,219,651	2,523,289
Pool# 955194 7.00%, 11/01/37	251,197	307,726
Pool# 928940 7.00%, 12/01/37	88,935	97,933
Pool# 990810 7.00%, 10/01/38	185,797	214,381
Pool# AC9890 2.31%, 04/01/40 (a)	2,798,424	2,990,504
Pool# AC9895 2.31%, 04/01/40 (a)	1,526,566	1,642,134
Pool# AD8536 5.00%, 08/01/40	839,438	928,100
Pool# AB1735 3.50%, 11/01/40	28,822	29,736
Pool# AE9747 4.50%, 12/01/40	2,095,264	2,270,803
Pool# 932888 3.50%, 01/01/41	421,753	437,319
Pool# 932891 3.50%, 01/01/41	73,131	75,696
Pool# AB2067 3.50%, 01/01/41	737,915	762,863
Pool# AB2068 3.50%, 01/01/41	411,542	425,225
Pool# AL0390 5.00%, 05/01/41	1,665,442	1,845,215
Pool# AL5863 4.50%, 06/01/41	7,618,830	8,272,894
Pool# AJ1249 3.30%, 09/01/41 (a)	817,123	861,473
Pool# AI9851 4.50%, 09/01/41	113,159	122,776

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AL0761 5.00%, 09/01/41	$450,845	$500,466
Pool# AJ5431 4.50%, 10/01/41	229,178	248,819
Pool# AJ4861 4.00%, 12/01/41	422,841	449,963
Pool# AK0714 2.43%, 02/01/42 (a)	233,285	244,107
Pool# AB5185 3.50%, 05/01/42	1,029,214	1,064,016
Pool# AO3575 4.50%, 05/01/42	80,798	87,726
Pool# AO4647 3.50%, 06/01/42	1,852,590	1,915,467
Pool# AO8036 4.50%, 07/01/42	1,860,936	2,018,108
Pool# AB6017 3.50%, 08/01/42	2,022,871	2,091,251
Pool# AP2092 4.50%, 08/01/42	59,332	64,154
Pool# AP6579 3.50%, 09/01/42	1,769,293	1,829,140
Pool# AB6524 3.50%, 10/01/42	3,097,924	3,203,111
Pool# AB7074 3.00%, 11/01/42	1,664,910	1,667,655
Pool# AB6786 3.50%, 11/01/42	416,642	430,716
Pool# AL2677 3.50%, 11/01/42	1,604,227	1,658,425
Pool# AQ2432 3.00%, 12/01/42	875,456	876,897
Pool# AR4210 3.50%, 01/01/43	419,384	433,557
Pool# AT4982 1.91%, 04/01/43 (a)	120,811	124,626
Pool# AB9188 3.00%, 04/01/43	369,816	370,140
Pool# AR8213 3.50%, 04/01/43	454,827	470,248
Pool# AB9236 3.00%, 05/01/43	431,292	431,800
Pool# AB9237 3.00%, 05/01/43	1,409,059	1,410,725
Pool# AB9238 3.00%, 05/01/43	1,904,961	1,906,924
Pool# AT4137 3.00%, 05/01/43	706,328	706,507
Pool# AB9362 3.50%, 05/01/43	2,342,185	2,421,637
Pool# AT4250 2.06%, 06/01/43 (a)	222,775	226,015

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AT4145 3.00%, 06/01/43	$532,753	$533,053
Pool# AT5897 3.00%, 06/01/43	465,434	465,770
Pool# AT9057 3.00%, 06/01/43	747,716	747,791
Pool# AB9814 3.00%, 07/01/43	1,880,322	1,881,676
Pool# AR7426 3.00%, 07/01/43	832,734	833,076
Pool# AT6871 3.00%, 07/01/43	270,192	270,219
Pool# AU1628 3.00%, 07/01/43	5,934,005	5,937,368
Pool# AS0203 3.00%, 08/01/43	1,265,086	1,265,607
Pool# AU4934 3.00%, 08/01/43	1,043,628	1,044,867
Pool# AS0516 3.00%, 09/01/43	3,740,870	3,741,251
Pool# AL4471 4.00%, 09/01/43	1,038,368	1,108,420
Pool# AS3161 4.00%, 08/01/44	4,010,190	4,257,700
Pool# AS3946 4.00%, 12/01/44	3,050,186	3,250,514
Pool# AS4375 4.00%, 02/01/45	1,275,268	1,363,747
Pool# AS4418 4.00%, 02/01/45	1,884,171	2,014,886
Pool# AX9524 4.00%, 02/01/45	2,652,437	2,836,473
Pool# AY1312 3.50%, 03/01/45	4,794,873	4,966,290
Pool# AS4921 3.50%, 05/01/45	2,426,982	2,509,907
Pool# AS5012 4.00%, 05/01/45	3,478,431	3,719,766
Pool# AL6928 4.00%, 06/01/45	532,670	567,331
Federal National Mortgage Association Pool TBA
2.50%, 07/25/30	20,052,000	20,294,908
3.00%, 07/25/30	17,292,663	17,915,334
3.50%, 07/25/30	6,300,000	6,644,236
4.00%, 07/25/30	2,700,000	2,832,047
4.50%, 07/25/30	1,800,000	1,875,301
5.00%, 07/25/30	500,000	522,557
2.50%, 07/25/45	1,725,000	1,654,878
3.00%, 07/25/45	23,150,000	23,063,639
3.50%, 07/25/45	33,151,000	34,163,660
4.00%, 07/25/45	35,204,000	37,297,948

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool TBA (continued)
4.50%, 07/25/45	$12,904,000	$13,950,434
5.00%, 07/25/45	8,100,000	8,947,969
5.50%, 07/25/45	1,400,000	1,572,375
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	503	513
Pool# 376510 7.00%, 05/15/24	2,357	2,616
Pool# 457801 7.00%, 08/15/28	5,564	6,235
Pool# 486936 6.50%, 02/15/29	2,650	3,128
Pool# 502969 6.00%, 03/15/29	7,761	8,912
Pool# 487053 7.00%, 03/15/29	3,055	3,396
Pool# 781014 6.00%, 04/15/29	6,667	7,787
Pool# 509099 7.00%, 06/15/29	4,013	4,165
Pool# 470643 7.00%, 07/15/29	15,806	16,965
Pool# 434505 7.50%, 08/15/29	174	197
Pool# 416538 7.00%, 10/15/29	326	327
Pool# 524269 8.00%, 11/15/29	8,357	8,508
Pool# 781124 7.00%, 12/15/29	17,000	20,536
Pool# 507396 7.50%, 09/15/30	86,701	99,553
Pool# 531352 7.50%, 09/15/30	4,868	5,276
Pool# 536334 7.50%, 10/15/30	220	227
Pool# 540659 7.00%, 01/15/31	1,003	1,027
Pool# 486019 7.50%, 01/15/31	2,210	2,551
Pool# 535388 7.50%, 01/15/31	689	705
Pool# 537406 7.50%, 02/15/31	504	514
Pool# 528589 6.50%, 03/15/31	40,707	46,438
Pool# 508473 7.50%, 04/15/31	8,916	10,042
Pool# 544470 8.00%, 04/15/31	3,550	3,608
Pool# 781287 7.00%, 05/15/31	8,367	10,154

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 549742 7.00%, 07/15/31	$5,316	$5,968
Pool# 781319 7.00%, 07/15/31	2,603	3,154
Pool# 485879 7.00%, 08/15/31	12,648	14,607
Pool# 572554 6.50%, 09/15/31	137,025	156,831
Pool# 555125 7.00%, 09/15/31	891	909
Pool# 781328 7.00%, 09/15/31	8,172	9,870
Pool# 550991 6.50%, 10/15/31	1,612	1,839
Pool# 571267 7.00%, 10/15/31	1,359	1,566
Pool# 574837 7.50%, 11/15/31	2,761	2,856
Pool# 555171 6.50%, 12/15/31	1,553	1,772
Pool# 781380 7.50%, 12/15/31	2,471	3,064
Pool# 781481 7.50%, 01/15/32	12,411	15,205
Pool# 580972 6.50%, 02/15/32	466	532
Pool# 781401 7.50%, 02/15/32	6,754	8,271
Pool# 781916 6.50%, 03/15/32	135,557	159,004
Pool# 552474 7.00%, 03/15/32	8,898	10,424
Pool# 781478 7.50%, 03/15/32	4,675	5,795
Pool# 781429 8.00%, 03/15/32	7,900	9,992
Pool# 781431 7.00%, 04/15/32	29,766	36,291
Pool# 568715 7.00%, 05/15/32	48,814	51,836
Pool# 552616 7.00%, 06/15/32	48,641	55,916
Pool# 570022 7.00%, 07/15/32	37,390	45,624
Pool# 583645 8.00%, 07/15/32	6,740	7,323
Pool# 595077 6.00%, 10/15/32	14,949	17,470
Pool# 596657 7.00%, 10/15/32	5,423	5,676
Pool# 552903 6.50%, 11/15/32	237,373	273,828

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 552952 6.00%, 12/15/32	$17,491	$20,435
Pool# 588192 6.00%, 02/15/33	10,938	12,729
Pool# 602102 6.00%, 02/15/33	18,142	20,579
Pool# 553144 5.50%, 04/15/33	59,525	68,682
Pool# 604243 6.00%, 04/15/33	30,876	36,085
Pool# 611526 6.00%, 05/15/33	10,351	11,741
Pool# 553320 6.00%, 06/15/33	52,237	61,049
Pool# 572733 6.00%, 07/15/33	10,282	11,662
Pool# 573916 6.00%, 11/15/33	40,535	45,973
Pool# 604788 6.50%, 11/15/33	145,532	167,486
Pool# 604875 6.00%, 12/15/33	60,412	70,409
Pool# 781688 6.00%, 12/15/33	77,111	90,087
Pool# 781690 6.00%, 12/15/33	30,823	36,007
Pool# 781699 7.00%, 12/15/33	12,740	15,116
Pool# 621856 6.00%, 01/15/34	39,730	45,072
Pool# 564799 6.00%, 03/15/34	145,354	169,764
Pool# 630038 6.50%, 08/15/34	101,081	115,312
Pool# 781804 6.00%, 09/15/34	86,680	101,205
Pool# 781847 6.00%, 12/15/34	77,442	90,520
Pool# 486921 5.50%, 02/15/35	25,832	29,361
Pool# 781902 6.00%, 02/15/35	67,735	76,787
Pool# 781933 6.00%, 06/15/35	11,094	12,954
Pool# 649510 5.50%, 10/15/35	502,748	575,741
Pool# 649513 5.50%, 10/15/35	811,424	923,779
Pool# 652207 5.50%, 03/15/36	240,769	271,879
Pool# 652539 5.00%, 05/15/36	40,439	44,989

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 655519 5.00%, 05/15/36	$57,113	$63,244
Pool# 606308 5.50%, 05/15/36	66,833	75,916
Pool# 606314 5.50%, 05/15/36	22,876	25,842
Pool# 657912 6.50%, 08/15/36	8,011	9,139
Pool# 697957 4.50%, 03/15/39	3,260,368	3,543,632
Pool# 704630 5.50%, 07/15/39	126,025	142,387
Pool# 710724 4.50%, 08/15/39	1,343,028	1,459,308
Pool# 722292 5.00%, 09/15/39	2,749,603	3,044,150
Pool# 782803 6.00%, 11/15/39	1,239,740	1,416,362
Pool# 733312 4.00%, 09/15/40	154,233	166,850
Pool# 742235 4.00%, 12/15/40	483,535	515,747
Pool# 690662 4.00%, 01/15/41	122,421	132,488
Pool# 719486 4.00%, 01/15/41	74,071	78,909
Pool# 742244 4.00%, 01/15/41	376,624	404,738
Pool# 753826 4.00%, 01/15/41	116,183	123,772
Pool# 755958 4.00%, 01/15/41	409,254	442,875
Pool# 755959 4.00%, 01/15/41	305,691	331,398
Pool# 759075 4.00%, 01/15/41	331,429	359,162
Pool# 757555 4.00%, 02/15/41	52,935	57,359
Pool# 757557 4.00%, 02/15/41	89,463	96,775
Pool# 759207 4.00%, 02/15/41	593,802	643,237
Pool# 738107 4.00%, 03/15/41	1,112,676	1,196,174
Pool# 778869 4.00%, 02/15/42	610,790	656,149
Pool# AD2254 3.50%, 03/15/43	243,972	253,440
Pool# AD8789 3.50%, 03/15/43	1,259,083	1,313,816
Pool# AA6403 3.00%, 05/15/43	1,987,260	2,012,968

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# AD2411 3.50%, 05/15/43	$1,036,335	$1,076,553
Government National Mortgage Association I Pool TBA
3.00%, 07/15/45	2,850,000	2,876,719
3.50%, 07/15/45	2,100,000	2,178,586
4.00%, 07/15/45	1,000,000	1,064,062
4.50%, 07/15/45	4,000,000	4,343,125
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	1,174,106	1,337,168
Pool# G24245 6.00%, 09/20/38	528,445	600,027
Pool# G24559 5.00%, 10/20/39	1,436,512	1,599,892
Pool# G24715 5.00%, 06/20/40	332,563	370,404
Pool# G24747 5.00%, 07/20/40	4,116,630	4,585,054
Pool# G24771 4.50%, 08/20/40	3,608,564	3,937,534
Pool# G24802 5.00%, 09/20/40	2,386,678	2,661,470
Pool# G24834 4.50%, 10/20/40	786,498	858,199
Pool# 737727 4.00%, 12/20/40	3,169,447	3,417,042
Pool# 737730 4.00%, 12/20/40	905,614	976,378
Pool# G24923 4.50%, 01/20/41	1,201,011	1,313,096
Pool# G24978 4.50%, 03/20/41	187,523	204,619
Pool# G25017 4.50%, 04/20/41	2,186,918	2,386,300
Pool# G25056 5.00%, 05/20/41	644,643	718,001
Pool# G25082 4.50%, 06/20/41	778,963	849,983
Pool# G25175 4.50%, 09/20/41	807,299	882,646
Pool# G2675523 3.50%, 03/20/42	699,656	728,560
Pool# G25332 4.00%, 03/20/42	808,615	861,873
Pool# G2MA0392 3.50%, 09/20/42	3,492,879	3,635,347
Pool# G2MA0534 3.50%, 11/20/42	5,083,929	5,291,556
Pool# G2MA0852 3.50%, 03/20/43	2,696,276	2,806,673

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G2MA0934 3.50%, 04/20/43	$2,526,963	$2,630,429
Pool# G2AF1001 3.50%, 06/20/43	1,406,942	1,469,293
Pool# G2 MA1376 4.00%, 10/20/43	1,567,024	1,661,857
Pool# G2 MA2372 4.00%, 11/20/44	13,055,455	13,837,573
Pool# G2 MA2891 3.00%, 06/20/45	7,221,390	7,301,215
Government National Mortgage Association II Pool TBA
3.00%, 07/15/45	19,863,000	20,050,767
3.50%, 07/15/45	31,500,000	32,692,329
4.00%, 07/15/45	7,530,000	7,979,889
4.50%, 07/15/45	5,400,000	5,822,718

Total U.S. Government Mortgage Backed Agencies (cost $646,774,581)		653,737,897

U.S. Government Sponsored & Agency Obligations 2.8%
Federal Farm Credit Bank 4.88%, 01/17/17	695,000	739,966
Federal Home Loan Banks
4.88%, 05/17/17	1,125,000	1,212,826
5.25%, 06/05/17	3,000,000	3,260,316
5.50%, 07/15/36	1,500,000	1,940,607
Federal Home Loan Mortgage Corp.
0.88%, 03/07/18	4,000,000	3,986,100
3.75%, 03/27/19 (b)	1,870,000	2,031,622
1.38%, 05/01/20	5,500,000	5,421,840
2.38%, 01/13/22 (b)	6,000,000	6,074,820
6.75%, 09/15/29 (b)	557,000	804,283
6.25%, 07/15/32	2,245,000	3,119,717
Federal National Mortgage Association
0.38%, 07/05/16 (b)	10,000,000	9,997,530
5.38%, 06/12/17	1,995,000	2,172,916
0.88%, 12/20/17	6,000,000	5,994,714
0.88%, 02/08/18	2,000,000	1,995,076
0.88%, 05/21/18	7,310,000	7,266,250
1.75%, 06/20/19 (b)	500,000	505,344
1.75%, 09/12/19	2,000,000	2,016,024
2.63%, 09/06/24	1,000,000	1,000,386
6.25%, 05/15/29	500,000	683,016
Financing Corp. (FICO) 9.80%, 11/30/17	18,000	21,760
Tennessee Valley Authority
6.25%, 12/15/17	50,000	56,364
4.50%, 04/01/18	4,635,000	5,055,028

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Tennessee Valley Authority (continued)
4.88%, 01/15/48	$500,000	$564,432

Total U.S. Government Sponsored & Agency Obligations (cost $64,076,267)		65,920,937

U.S. Treasury Bonds 5.8%
U.S. Treasury Bonds
8.75%, 05/15/17	124,000	142,774
8.13%, 08/15/19 (b)	1,900,000	2,413,296
8.50%, 02/15/20 (b)	2,138,000	2,803,452
8.00%, 11/15/21 (b)	2,210,000	3,016,650
6.25%, 08/15/23 (b)	6,000,000	7,831,404
7.50%, 11/15/24 (b)	1,500,000	2,167,500
6.88%, 08/15/25 (b)	1,949,000	2,758,443
6.13%, 11/15/27	5,000,000	6,934,765
5.25%, 02/15/29	1,200,000	1,565,906
4.50%, 02/15/36	1,000,000	1,257,344
5.00%, 05/15/37	305,000	408,724
4.25%, 05/15/39	1,500,000	1,810,078
4.50%, 08/15/39	1,080,000	1,351,772
4.38%, 11/15/39	300,000	369,000
4.63%, 02/15/40	5,000,000	6,376,170
4.38%, 05/15/40	2,600,000	3,201,453
3.88%, 08/15/40	1,000,000	1,142,031
4.25%, 11/15/40 (b)	3,400,000	4,114,530
4.75%, 02/15/41	7,400,000	9,639,077
4.38%, 05/15/41	1,500,000	1,853,907
3.75%, 08/15/41	8,000,000	8,983,128
3.13%, 11/15/41	7,100,000	7,148,259
3.13%, 02/15/42	2,000,000	2,010,624
2.75%, 08/15/42	5,500,000	5,117,151
2.75%, 11/15/42	1,500,000	1,395,468
3.13%, 02/15/43	4,750,000	4,756,679
2.88%, 05/15/43	2,000,000	1,905,938
3.63%, 08/15/43	2,000,000	2,200,312
3.75%, 11/15/43	5,000,000	5,624,220
3.63%, 02/15/44	2,500,000	2,748,633
3.38%, 05/15/44	500,000	525,196
3.13%, 08/15/44	5,700,000	5,709,354
3.00%, 11/15/44	7,500,000	7,336,523
2.50%, 02/15/45 (b)	15,800,000	13,905,264
3.00%, 05/15/45 (b)	5,300,000	5,194,000

Total U.S. Treasury Bonds (cost $130,830,742)		135,719,025

U.S. Treasury Notes 30.9%
U.S. Treasury Notes
0.50%, 08/31/16 (b)	2,000,000	2,002,812
1.00%, 08/31/16 (b)	27,000,000	27,194,076

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
0.88%, 09/15/16	$14,000,000	$14,080,934
0.50%, 09/30/16 (b)	14,000,000	14,018,592
1.00%, 09/30/16 (b)	4,000,000	4,030,312
3.00%, 09/30/16	2,460,000	2,539,566
0.63%, 11/15/16	15,000,000	15,038,670
0.88%, 11/30/16	7,000,000	7,041,013
0.88%, 12/31/16	7,500,000	7,543,943
3.25%, 12/31/16	12,650,000	13,172,799
0.88%, 01/31/17	4,000,000	4,022,188
4.63%, 02/15/17 (b)	6,365,000	6,785,688
0.88%, 02/28/17	5,000,000	5,026,955
3.00%, 02/28/17	2,475,000	2,575,740
0.50%, 03/31/17 (b)	20,000,000	19,979,680
1.00%, 03/31/17 (b)	5,000,000	5,038,280
0.88%, 04/30/17	2,000,000	2,010,156
3.13%, 04/30/17 (b)	22,000,000	23,015,784
4.50%, 05/15/17 (b)	21,275,000	22,814,119
0.75%, 06/30/17 (b)	6,740,000	6,753,163
2.50%, 06/30/17 (b)	3,790,000	3,930,052
0.88%, 07/15/17	10,000,000	10,041,410
0.50%, 07/31/17 (b)	8,000,000	7,971,872
0.88%, 08/15/17	12,000,000	12,043,128
1.88%, 08/31/17 (b)	5,000,000	5,125,390
1.00%, 09/15/17	3,000,000	3,017,343
0.75%, 10/31/17 (b)	12,000,000	11,989,692
4.25%, 11/15/17 (b)	3,710,000	4,011,727
0.63%, 11/30/17 (b)	5,000,000	4,978,515
2.25%, 11/30/17 (b)	4,400,000	4,553,314
1.00%, 12/15/17	18,129,000	18,206,900
0.88%, 01/31/18 (b)	7,000,000	7,001,092
0.75%, 02/28/18	2,500,000	2,490,040
2.75%, 02/28/18	7,000,000	7,341,250
0.75%, 03/31/18 (b)	8,600,000	8,556,329
2.88%, 03/31/18	30,000,000	31,579,680
0.75%, 04/15/18 (b)	12,000,000	11,937,192
2.38%, 05/31/18	8,000,000	8,321,872
1.38%, 09/30/18	13,000,000	13,107,653
1.25%, 10/31/18	2,000,000	2,006,876
1.25%, 11/30/18	5,000,000	5,012,500
1.50%, 12/31/18	3,725,000	3,761,669
1.38%, 02/28/19	4,000,000	4,014,064
1.63%, 03/31/19 (b)	7,000,000	7,083,671
3.13%, 05/15/19 (b)	5,000,000	5,335,545
1.13%, 05/31/19 (b)	2,000,000	1,983,750
1.50%, 05/31/19	500,000	502,774
1.00%, 06/30/19 (b)	4,500,000	4,435,664
3.63%, 08/15/19 (b)	11,000,000	11,974,534
1.00%, 08/31/19	9,000,000	8,843,904
1.63%, 08/31/19 (b)	4,000,000	4,032,188
1.75%, 09/30/19	8,000,000	8,096,248
1.50%, 10/31/19	4,500,000	4,502,461
3.38%, 11/15/19	5,360,000	5,786,704
1.50%, 11/30/19	6,000,000	6,000,936

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.13%, 12/31/19	$3,000,000	$2,947,266
1.63%, 12/31/19	2,000,000	2,008,282
3.63%, 02/15/20	7,480,000	8,168,975
1.25%, 02/29/20 (b)	9,700,000	9,556,770
1.38%, 02/29/20 (b)	6,000,000	5,947,968
1.13%, 03/31/20 (b)	5,000,000	4,891,405
1.38%, 03/31/20	25,000,000	24,753,900
1.38%, 04/30/20	4,800,000	4,747,498
3.50%, 05/15/20 (b)	19,400,000	21,099,013
1.38%, 05/31/20	3,500,000	3,458,438
1.63%, 06/30/20	5,000,000	4,999,610
1.88%, 06/30/20 (b)	3,000,000	3,034,686
2.00%, 07/31/20 (b)	7,000,000	7,117,579
2.13%, 08/31/20	5,000,000	5,106,640
1.75%, 10/31/20	6,000,000	6,002,814
2.00%, 11/30/20	3,000,000	3,037,500
2.38%, 12/31/20	1,000,000	1,030,859
2.00%, 02/28/21	3,000,000	3,026,718
3.13%, 05/15/21 (b)	1,000,000	1,069,609
2.13%, 06/30/21	5,000,000	5,062,110
2.25%, 07/31/21 (b)	3,000,000	3,056,718
2.13%, 08/15/21	1,500,000	1,516,875
2.13%, 09/30/21	9,000,000	9,090,000
2.00%, 11/15/21 (b)	6,000,000	6,010,782
1.88%, 11/30/21	4,000,000	3,974,064
1.50%, 01/31/22	5,000,000	4,840,625
2.00%, 02/15/22	3,000,000	2,999,532
1.75%, 03/31/22	26,500,000	26,019,687
1.75%, 04/30/22	7,000,000	6,868,750
1.75%, 05/15/22 (b)	4,000,000	3,922,812
2.13%, 06/30/22	3,000,000	3,012,657
1.63%, 11/15/22 (b)	6,800,000	6,573,159
1.75%, 05/15/23 (b)	8,000,000	7,738,128
2.75%, 11/15/23 (b)	5,000,000	5,197,655
2.75%, 02/15/24	2,500,000	2,595,507
2.50%, 05/15/24	7,000,000	7,119,763
2.38%, 08/15/24	9,353,000	9,403,422
2.25%, 11/15/24	7,550,000	7,503,990
2.00%, 02/15/25 (b)	5,200,000	5,052,122
2.13%, 05/15/25 (b)	6,300,000	6,185,813

Total U.S. Treasury Notes (cost $714,127,258)		720,012,110

Yankee Dollars 0.4%
Banks 0.1%
Bank of Montreal, 1.40%, 04/10/18	1,325,000	1,316,940
Westpac Banking Corp., 4.63%, 06/01/18	147,000	157,415

		1,474,355

Yankee Dollars (continued)

	Principal Amount	Market Value

Chemicals 0.0%†
Agrium, Inc. 3.15%, 10/01/22	$50,000	$48,479
6.13%, 01/15/41	150,000	168,764
5.25%, 01/15/45	350,000	353,469
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	144,248

		714,960

Electric Utilities 0.0%†
Hydro Quebec, 8.40%, 01/15/22	220,000	290,578

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	500,000	531,921
TransCanada PipeLines Ltd., 5.85%, 03/15/36	750,000	827,088

		1,359,009

Insurance 0.0%†
XLIT Ltd., 4.45%, 03/31/25 (b)	750,000	743,441

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	80,000	96,257
Teck Resources Ltd., 3.85%, 08/15/17	100,000	103,119
Xstrata Canada Corp., 6.20%, 06/15/35	77,000	76,505

		275,881

Oil, Gas & Consumable Fuels 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	365,000	385,873
Encana Corp., 6.50%, 08/15/34	350,000	374,958
Nexen, Inc. 5.88%, 03/10/35	133,000	146,954
6.40%, 05/15/37	350,000	419,360
Petro-Canada, 5.95%, 05/15/35	271,000	311,223
Statoil ASA, 6.80%, 01/15/28	350,000	449,756
Suncor Energy, Inc. 3.60%, 12/01/24 (b)	235,000	233,854
6.50%, 06/15/38	500,000	609,203
Talisman Energy, Inc., 7.25%, 10/15/27	133,000	151,876

		3,083,057

Road & Rail 0.1%
Canadian National Railway Co. 6.90%, 07/15/28	242,000	321,419
6.20%, 06/01/36	236,000	297,285

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Canadian Pacific Railway Co., 2.90%, 02/01/25	$500,000	$470,650

		1,089,354

Supranational 0.0%†
Inter-American Development Bank, 6.80%, 10/15/25	413,000	561,486

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	107,699

Total Yankee Dollars (cost $9,070,499)		9,699,820

Mutual Fund 8.4%

	Shares

Money Market Fund 8.4%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (f)	196,055,567	196,055,567

Total Mutual Fund (cost $196,055,567)		196,055,567

Repurchase Agreements 1.3%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $10,000,078, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $10,200,001. (g)(h)	$10,000,000	10,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $10,000,036, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $10,200,001. (g)(h)	10,000,000	10,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $11,142,272, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $11,365,067. (g)(h)	$11,142,223	$11,142,223

Total Repurchase Agreements (cost $31,142,223)		31,142,223

Total Investments (cost $2,511,878,052) (i) — 109.2%		2,543,611,959
Liabilities in excess of other assets — (9.2)%		(214,820,438)

NET ASSETS — 100.0%		$2,328,791,521

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $337,214,999, which was collateralized by repurchase agreements with a value of $31,142,223 and $312,875,974 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% - 31.06%, and maturity dates ranging from 07/01/15 - 06/20/65, a total value of $344,018,197.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $11,228,824 which represents 0.48% of net assets.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2015.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of June 30, 2015.

(g)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $31,142,223.

(h)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Bond Index Fund (Continued)

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%

AB	Stock Company
ACES	Alternative Credit Enhancement Services
AG	Stock Corporation
AGM	Assured Guaranty Municipal Corporation
ASA	Stock Corporation
BA	Limited
BV	Private Limited Liability Company
COP	Certificates of Participation
GO	General Obligation
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
NA	National Association
NV	Public Traded Company
PLC	Public Limited Company
RB	Revenue Bond
RE	Reinsured
REIT	Real Estate Investment Trust
SA	Stock Company
SAB de CV	Public Traded Company
SAU	Single Shareholder Corporation
SpA	Limited Share Company
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Bond Index Fund
Assets:
Investment in affiliate, at value (cost $61,395)	$109,725
Investments in non-affiliates, at value* (cost $2,480,674,434)	2,512,360,011
Repurchase agreements, at value (cost $31,142,223)	31,142,223

Total Investments, at value (total cost $2,511,878,052)	2,543,611,959

Cash	149,999,998
Interest and dividends receivable	12,528,934
Security lending income receivable	17,720
Receivable for investments sold	32,629,024
Receivable for capital shares issued	253,564
Prepaid expenses	12,170

Total Assets	2,739,053,369

Liabilities:
Payable for investments purchased	375,326,150
Payable for capital shares redeemed	3,342,645
Payable upon return of securities loaned (Note 2)	31,142,223
Accrued expenses and other payables:
Investment advisory fees	345,972
Fund administration fees	50,407
Administrative servicing fees	10,718
Accounting and transfer agent fees	2,411
Custodian fees	10,981
Compliance program costs (Note 3)	1,831
Professional fees	24,329
Printing fees	3,740
Other	441

Total Liabilities	410,261,848

Net Assets	$2,328,791,521

Represented by:
Capital	$2,243,006,292
Accumulated undistributed net investment income	24,745,225
Accumulated net realized gains from affiliated and non-affiliated investments	29,306,097
Net unrealized appreciation/(depreciation) from investment in affiliate	48,330
Net unrealized appreciation/(depreciation) from investments in non-affiliates	31,685,577

Net Assets	$2,328,791,521

Net Assets:
Class I Shares	$87,069,745
Class Y Shares	2,241,721,776

Total	$2,328,791,521

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,166,376
Class Y Shares	209,965,248

Total	218,131,624

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.66
Class Y Shares	$10.68
*	Includes value of securities on loan of $337,214,999 (Note 2)

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$23,926,851
Income from securities lending (Note 2)	203,033
Dividend income from non-affiliates	105,466
Interest income from affiliate	3,529

Total Income	24,238,879

EXPENSES:
Investment advisory fees	1,929,485
Fund administration fees	298,112
Administrative servicing fees Class I Shares	53,285
Professional fees	54,663
Printing fees	7,287
Trustee fees	30,281
Custodian fees	36,230
Accounting and transfer agent fees	23,500
Compliance program costs (Note 3)	3,970
Other	22,293

Total Expenses	2,459,106

NET INVESTMENT INCOME	21,779,773

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	3,064,311
Net change in unrealized appreciation/(depreciation) from investment in affiliate	52
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(34,428,288)

Net change in unrealized appreciation/(depreciation) from investments in affiliate and non-affiliates	(34,428,236)

Net realized/unrealized losses from affiliated and non-affiliated investments	(31,363,925)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,584,152)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$21,779,773	$45,060,593
Net realized gains from non-affiliated investments	3,064,311	33,714,876
Net change in unrealized appreciation/(depreciation) from investments in affiliate and non-affiliates	(34,428,236)	40,376,952

Change in net assets resulting from operations	(9,584,152)	119,152,421

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,294,667	)(a)
Class Y	–	(46,869,044)

Change in net assets from shareholder distributions	–	(48,163,711)

Change in net assets from capital transactions	349,244,411	(321,616,683)

Change in net assets	339,660,259	(250,627,973)

Net Assets:
Beginning of period	1,989,131,262	2,239,759,235

End of period	$2,328,791,521	$1,989,131,262

Accumulated undistributed net investment income at end of period	$24,745,225	$2,965,452

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$37,911,212	$57,602,491	(a)
Dividends reinvested	–	1,294,667	(a)
Cost of shares redeemed	(8,150,266)	(130,410	)(a)

Total Class I Shares	29,760,946	58,766,748	(a)

Class Y Shares
Proceeds from shares issued	373,044,547	181,879,981
Dividends reinvested	–	46,869,044
Cost of shares redeemed	(53,561,082)	(609,132,456)

Total Class Y Shares	319,483,465	(380,383,431)

Change in net assets from capital transactions	$349,244,411	$(321,616,683)

SHARE TRANSACTIONS:
Class I Shares
Issued	3,486,336	5,328,749	(a)
Reinvested	–	121,451	(a)
Redeemed	(758,161)	(11,999	)(a)

Total Class I Shares	2,728,175	5,438,201	(a)

Class Y Shares
Issued	34,340,665	17,014,735
Reinvested	–	4,390,292
Redeemed	(4,961,296)	(57,231,855)

Total Class Y Shares	29,379,369	(35,826,828)

Total change in shares	32,107,544	(30,388,627)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.69	0.10	(0.13)	(0.03)	–	–	–	$10.66	(0.28%	)	$87,069,745	0.38%	1.91%	0.38%	140.87%
Period Ended December 31, 2014 (e)(f)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%		$58,120,434	0.37%	2.01%	0.37%	288.75%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.69	0.11	(0.12)	(0.01)	–	–	–	$10.68	(0.09%	)	$2,241,721,776	0.23%	2.07%	0.23%	140.87%
Year Ended December 31, 2014 (e)	$10.35	0.24	0.37	0.61	(0.27)	–	(0.27)	$10.69	5.88%		$1,931,010,828	0.23%	2.21%	0.23%	288.75%
Year Ended December 31, 2013 (e)	$10.89	0.24	(0.50)	(0.26)	(0.25)	(0.03)	(0.28)	$10.35	(2.38%	)	$2,239,759,235	0.23%	2.22%	0.23%	226.92%
Year Ended December 31, 2012 (e)	$10.85	0.28	0.16	0.44	(0.31)	(0.09)	(0.40)	$10.89	4.03%		$1,989,479,298	0.24%	2.51%	0.24%	150.75%
Year Ended December 31, 2011 (e)	$10.42	0.33	0.45	0.78	(0.35)	–	(0.35)	$10.85	7.56%		$1,880,522,954	0.24%	3.07%	0.27%	111.32%
Year Ended December 31, 2010 (e)	$10.21	0.35	0.28	0.63	(0.36)	(0.06)	(0.42)	$10.42	6.31%		$1,632,581,794	0.26%	3.32%	0.28%	207.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$9,072,279	$—	$9,072,279
Commercial Mortgage Backed Securities	—	45,385,695	—	45,385,695
Corporate Bonds	—	567,689,518	—	567,689,518
Municipal Bonds	—	19,798,583	—	19,798,583
Mutual Fund	196,055,567	—	—	196,055,567
Repurchase Agreements	—	31,142,223	—	31,142,223
Sovereign Bonds	—	89,378,305	—	89,378,305
U.S. Government Mortgage Backed Agencies	—	653,737,897	—	653,737,897
U.S. Government Sponsored & Agency Obligations	—	65,920,937	—	65,920,937
U.S. Treasury Bonds	—	135,719,025	—	135,719,025
U.S. Treasury Notes	—	720,012,110	—	720,012,110
Yankee Dollars	—	9,699,820	—	9,699,820
Total	$196,055,567	$2,347,556,392	$—	$2,543,611,959

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $31,142,223, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00%-2.63%, maturing 02/15/17-02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50%-12.50%, maturing 09/20/15-06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $255,000,000.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities		Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$10,000,000	$		$10,000,000	$(10,000,000)	$—
Goldman Sachs & Co.	10,000,000		—	10,000,000	(10,000,000)	—
Societe Generale	11,142,223		—	11,142,223	(11,142,223)	—
Total	$31,142,223		$—	$31,142,223	$(31,142,223)	$—

Amounts designated as — are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $298,112 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,970.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $53,285.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class I Shares.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4.  Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of affiliated issuer during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/(Loss)	Market Value at June 30, 2015
Nationwide Financial Services, Inc.	$109,725	$—	$—	$3,529	$—	$109,725

Amounts	designated as “—” are zero or have been rounded to zero.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $3,363,849,946 and sales of $2,975,738,919 (excluding short-term securities).

For the six months ended June 30, 2015, the Fund had purchases of $285,019,150 and sales of $121,059,162 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust, along with certain funds in Nationwide Mutual Funds, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,512,297,930	$52,167,173	$(20,853,144)	$31,314,029

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

NVIT Mid Cap Index Fund

NVIT Small Cap Index Fund

NVIT International Index Fund

NVIT Bond Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top two quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—    —    —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

SAR-CD-AG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation†

Equity Funds	89.9%
Fixed Income Funds	10.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	20.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	17.0%
NVIT Multi-Manager International Value Fund, Class Y	15.9%
NVIT Multi-Manager International Growth Fund, Class Y	13.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	6.0%
NVIT Core Bond Fund, Class Y	5.1%
NVIT Core Plus Bond Fund, Class Y	5.0%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	3.0%
NVIT Multi-Manager Small Company Fund, Class Y	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,037.60	1.67	0.33
	Hypothetical	(b)(c)	1,000.00	1,023.16	1.66	0.33
Class II Shares	Actual	(b)	1,000.00	1,036.70	2.12	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 89.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,013,887	$11,832,062
NVIT Multi-Manager International Value Fund, Class Y (a)	1,361,469	14,567,721
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,105,686	15,479,608
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	1,514,154	18,215,267
NVIT Multi-Manager Mid Cap Growth Fund, Class Y (a)	391,181	5,460,892
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	530,504	6,360,743
NVIT Multi-Manager Small Cap Growth Fund, Class Y (a)	117,950	2,747,066
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	339,704	5,448,857
NVIT Multi-Manager Small Company Fund, Class Y (a)	73,523	1,827,052

Total Equity Funds (cost $76,213,787)		81,939,268

Fixed Income Funds 10.1%
NVIT Core Bond Fund, Class Y (a)	421,960	4,628,906
NVIT Core Plus Bond Fund, Class Y (a)	402,129	4,620,467

Total Fixed Income Funds (cost $9,275,645)		9,249,373

Total Mutual Funds (cost $85,489,432)		91,188,641

Total Investments (cost $85,489,432) (b) — 100.0%		91,188,641
Liabilities in excess of other assets — 0.0%†		(41,031)

NET ASSETS — 100.0%		$91,147,610

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

-

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund
Assets:
Investments in affiliates, at value (cost $85,489,432)	$91,188,641
Receivable for capital shares issued	241,115
Prepaid expenses	1,047

Total Assets	91,430,803

Liabilities:
Payable for investments purchased	240,612
Payable for capital shares redeemed	240
Accrued expenses and other payables:
Investment advisory fees	12,638
Fund administration fees	4,850
Distribution fees	5,488
Administrative servicing fees	3,816
Accounting and transfer agent fees	19
Custodian fees	481
Compliance program costs (Note 3)	73
Professional fees	7,434
Printing fees	7,482
Other	60

Total Liabilities	283,193

Net Assets	$91,147,610

Represented by:
Capital	$75,599,637
Accumulated undistributed net investment income	1,604,144
Accumulated net realized gains from affiliated investments	8,244,620
Net unrealized appreciation/(depreciation) from investments in affiliates	5,699,209

Net Assets	$91,147,610

Net Assets:
Class I Shares	$17,139,102
Class II Shares	74,008,508

Total	$91,147,610

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,515,176
Class II Shares	6,554,799

Total	8,069,975

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.31
Class II Shares	$11.29

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund
EXPENSES:
Investment advisory fees	$87,225
Fund administration fees	29,174
Distribution fees Class II Shares	88,146
Administrative servicing fees Class I Shares	4,177
Administrative servicing fees Class II Shares	17,866
Professional fees	8,202
Printing fees	5,857
Trustee fees	1,248
Custodian fees	1,567
Accounting and transfer agent fees	143
Compliance program costs (Note 3)	167
Other	2,723

Total expenses before fees waived, and expenses reimbursed	246,495

Distribution fees waived — Class II (Note 3)	(56,414)
Expenses reimbursed by adviser (Note 3)	(14,139)

Net Expenses	175,942

NET INVESTMENT LOSS	(175,942)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	1,120,217
Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,184,677

Net realized/unrealized gains from affiliated investments	3,304,894

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,128,952

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(175,942)	$1,076,405
Net realized gains from affiliated investments	1,120,217	9,034,618
Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,184,677	(6,850,992)

Change in net assets resulting from operations	3,128,952	3,260,031

Distributions to Shareholders From:
Net investment income:
Class I	–	(339,243)
Class II	–	(1,353,368)
Net realized gains:
Class I	–	(722,249)
Class II	–	(2,984,578)

Change in net assets from shareholder distributions	–	(5,399,438)

Change in net assets from capital transactions	3,120,683	18,661,714

Change in net assets	6,249,635	16,522,307

Net Assets:
Beginning of period	84,897,975	68,375,668

End of period	$91,147,610	$84,897,975

Accumulated undistributed net investment income at end of period	$1,604,144	$1,780,086

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,414,437	$4,422,919
Dividends reinvested	–	1,061,492
Cost of shares redeemed	(2,176,882)	(2,909,874)

Total Class I Shares	237,555	2,574,537

Class II Shares
Proceeds from shares issued	6,894,063	22,483,480
Dividends reinvested	–	4,337,946
Cost of shares redeemed	(4,010,935)	(10,734,249)

Total Class II Shares	2,883,128	16,087,177

Change in net assets from capital transactions	$3,120,683	$18,661,714

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	213,153	397,476
Reinvested	–	96,346
Redeemed	(192,396)	(258,721)

Total Class I Shares	20,757	235,101

Class II Shares
Issued	610,811	2,023,434
Reinvested	–	394,427
Redeemed	(358,048)	(980,573)

Total Class II Shares	252,763	1,437,288

Total change in shares	273,520	1,672,389

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.90	(0.02)	0.43	0.41	–	–	–	$11.31	3.76%		$17,139,102	0.33%	(0.33%	)	0.36%	6.01%
Year Ended December 31, 2014 (f)	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%		$16,291,200	0.33%	1.47%		0.37%	20.16%
Year Ended December 31, 2013 (f)	$8.93	0.12	2.50	2.62	(0.13)	(0.24)	(0.37)	$11.18	29.65%		$14,073,153	0.33%	1.18%		0.43%	25.70%
Year Ended December 31, 2012 (f)	$8.09	0.06	1.24	1.30	(0.09)	(0.37)	(0.46)	$8.93	16.22%		$8,511,164	0.33%	0.71%		0.49%	18.50%
Year Ended December 31, 2011 (f)	$8.95	0.08	(0.63)	(0.55)	(0.18)	(0.13)	(0.31)	$8.09	(6.19%	)	$6,466,762	0.33%	0.94%		0.49%	26.41%
Year Ended December 31, 2010 (f)	$8.41	0.08	1.17	1.25	(0.03)	(0.68)	(0.71)	$8.95	15.00%		$4,407,665	0.33%	0.87%		0.60%	51.11%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.89	(0.02)	0.42	0.40	–	–	–	$11.29	3.67%		$74,008,508	0.42%	(0.42%	)	0.61%	6.01%
Year Ended December 31, 2014 (f)	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%		$68,606,775	0.42%	1.41%		0.62%	20.16%
Year Ended December 31, 2013 (f)	$8.92	0.12	2.48	2.60	(0.12)	(0.24)	(0.36)	$11.16	29.47%		$54,302,515	0.42%	1.16%		0.68%	25.70%
Year Ended December 31, 2012 (f)	$8.08	0.05	1.25	1.30	(0.09)	(0.37)	(0.46)	$8.92	16.15%		$30,727,710	0.42%	0.61%		0.74%	18.50%
Year Ended December 31, 2011 (f)	$8.94	0.06	(0.61)	(0.55)	(0.18)	(0.13)	(0.31)	$8.08	(6.38%	)	$25,556,327	0.42%	0.67%		0.74%	26.41%
Year Ended December 31, 2010 (f)	$8.41	0.07	1.17	1.24	(0.03)	(0.68)	(0.71)	$8.94	14.96%		$25,330,361	0.42%	0.85%		0.84%	51.11%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples,

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$55,633	$49,572	$31,659	$14,139	$151,003

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $29,174 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $167.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $56,414.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $22,043.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$11,042,244	$996,788	$766,263	$—	$109,422	$—	$11,832,062
NVIT Multi-Manager International Value Fund, Class Y	12,741,051	2,063,338	1,026,127	—	210,396	—	14,567,721
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14,439,858	1,164,102	704,466	—	187,135	—	15,479,608
NVIT Multi-Manager Large Cap Value Fund, Class Y	16,988,068	1,664,867	758,485	—	243,725	—	18,215,267
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5,096,421	322,501	481,306	—	87,741	—	5,460,892
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5,945,824	447,905	91,874	—	19,518	—	6,360,743
NVIT Multi-Manager Small Cap Growth Fund, Class Y	3,397,614	209,955	1,157,941	—	201,474	—	2,747,066
NVIT Multi-Manager Small Cap Value Fund, Class Y	5,096,421	415,655	118,528	—	48,757	—	5,448,857
NVIT Multi-Manager Small Company Fund, Class Y	1,698,807	74,763	46,469	—	14,959	—	1,827,052
NVIT Core Bond Fund, Class Y	4,247,017	429,771	67,847	—	(1,640)	—	4,628,906
NVIT Core Plus Bond Fund, Class Y	4,247,017	425,144	52,078	—	(1,270)	—	4,620,467

Amounts designated as “—” are zero or have been rounded to zero.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $8,214,789 and sales of $5,271,384 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$85,558,467	$5,656,763	$(26,589)	$5,630,174

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

25

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

27

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

31

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Balanced Fund

SAR-CD-BAL 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation†

Fixed Income Funds	50.3%
Equity Funds	49.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	17.1%
NVIT Short Term Bond Fund, Class Y	16.2%
NVIT Core Bond Fund, Class Y	14.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.0%
NVIT Multi-Manager International Value Fund, Class Y	7.9%
NVIT Multi-Manager International Growth Fund, Class Y	6.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.9%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Nationwide Bond Fund, Institutional Class	3.0%
Other Holdings	3.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,020.20	1.40	0.28
	Hypothetical(b)(c)		1,000.00	1,023.41	1.40	0.28
Class II Shares	Actual	(b)	1,000.00	1,020.30	1.85	0.37
	Hypothetical(b)(c)		1,000.00	1,022.96	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Balanced Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 49.7%
NVIT Multi-Manager International Growth Fund, Class Y (a)	14,201,217	$165,728,199
NVIT Multi-Manager International Value Fund, Class Y (a)	17,739,951	189,817,472
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	18,974,489	265,642,852
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	25,861,844	311,117,980
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	5,308,174	74,102,104
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	9,895,357	118,645,326
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	3,022,180	48,475,766
NVIT Multi-Manager Small Company Fund, Class Y (a)	986,339	24,510,514

Total Equity Funds (cost $949,856,870)		1,198,040,213

Fixed Income Funds 50.3%
Nationwide Bond Fund, Institutional Class (a)	7,572,584	73,075,432
NVIT Core Bond Fund, Class Y (a)	30,813,509	338,024,194
NVIT Core Plus Bond Fund, Class Y (a)	35,721,381	410,438,670
NVIT Short Term Bond Fund, Class Y (a)	37,093,361	389,480,286

Total Fixed Income Funds (cost $1,208,024,540)		1,211,018,582

Total Mutual Funds (cost $2,157,881,410)		2,409,058,795

Total Investments (cost $2,157,881,410) (b) — 100.0%		2,409,058,795
Liabilities in excess of other assets — 0.0%†		(707,285)

NET ASSETS — 100.0%		$2,408,351,510

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Balanced Fund
Assets:
Investments in affiliates, at value (cost $2,157,881,410)	$2,409,058,795
Receivable for capital shares issued	936,617
Prepaid expenses	20,764

Total Assets	2,410,016,176

Liabilities:
Payable for investments purchased	922,596
Payable for capital shares redeemed	6,936
Accrued expenses and other payables:
Investment advisory fees	387,450
Fund administration fees	46,075
Distribution fees	165,568
Administrative servicing fees	99,593
Accounting and transfer agent fees	252
Custodian fees	14,241
Compliance program costs (Note 3)	2,040
Professional fees	9,980
Printing fees	9,723
Other	212

Total Liabilities	1,664,666

Net Assets	$2,408,351,510

Represented by:
Capital	$2,018,589,335
Accumulated undistributed net investment income	27,680,523
Accumulated net realized gains from affiliated investments	110,904,267
Net unrealized appreciation/(depreciation) from investments in affiliates	251,177,385

Net Assets	$2,408,351,510

Net Assets:
Class I Shares	$184,681,857
Class II Shares	2,223,669,653

Total	$2,408,351,510

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,251,847
Class II Shares	184,081,024

Total	199,332,871

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.11
Class II Shares	$12.08

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$299,900

Total Income	299,900

EXPENSES:
Investment advisory fees	2,306,307
Fund administration fees	273,822
Distribution fees Class II Shares	2,734,521
Administrative servicing fees Class I Shares	45,948
Administrative servicing fees Class II Shares	553,420
Professional fees	45,138
Printing fees	10,035
Trustee fees	33,680
Custodian fees	43,338
Accounting and transfer agent fees	673
Compliance program costs (Note 3)	4,557
Other	25,933

Total expenses before fees waived	6,077,372

Distribution fees waived—Class II (Note 3)	(1,750,112)

Net Expenses	4,327,260

NET INVESTMENT LOSS	(4,027,360)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	25,185,935
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,938,212

Net realized/unrealized gains from affiliated investments	50,124,147

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$46,096,787

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(4,027,360)	$33,696,551
Net realized gains from affiliated investments	25,185,935	118,151,851
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,938,212	(58,080,048)

Change in net assets resulting from operations	46,096,787	93,768,354

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,258,794)
Class II	–	(49,132,380)
Net realized gains:
Class I	–	(4,335,949)
Class II	–	(51,547,637)

Change in net assets from shareholder distributions	–	(109,274,760)

Change in net assets from capital transactions	16,502,706	227,854,004

Change in net assets	62,599,493	212,347,598

Net Assets:
Beginning of period	2,345,752,017	2,133,404,419

End of period	$2,408,351,510	$2,345,752,017

Accumulated undistributed net investment income at end of period	$27,680,523	$31,707,883

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,311,787	$4,881,167
Dividends reinvested	–	8,594,743
Cost of shares redeemed	(2,673,811)	(4,179,638)

Total Class I Shares	637,976	9,296,272

Class II Shares
Proceeds from shares issued	59,971,729	160,507,655
Dividends reinvested	–	100,680,017
Cost of shares redeemed	(44,106,999)	(42,629,940)

Total Class II Shares	15,864,730	218,557,732

Change in net assets from capital transactions	$16,502,706	$227,854,004

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Balanced Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	271,261	404,579
Reinvested	–	718,548
Redeemed	(223,275)	(343,676)

Total Class I Shares	47,986	779,451

Class II Shares
Issued	4,955,893	13,308,722
Reinvested	–	8,435,496
Redeemed	(3,702,850)	(3,538,616)

Total Class II Shares	1,253,043	18,205,602

Total change in shares	1,301,029	18,985,053

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.87	(0.02)	0.26	0.24	–	–	–	$12.11	2.02%		$184,681,857	0.28%	(0.26%	)	0.28%	9.16%
Year Ended December 31, 2014 (f)	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%		0.28%	2.25%
Year Ended December 31, 2013 (f)	$10.80	0.16	1.42	1.58	(0.20)	(0.25)	(0.45)	$11.93	14.72%		$172,153,686	0.29%	1.38%		0.29%	6.39%
Year Ended December 31, 2012 (f)	$9.98	0.14	0.98	1.12	(0.17)	(0.13)	(0.30)	$10.80	11.24%		$150,830,174	0.29%	1.32%		0.29%	8.90%
Year Ended December 31, 2011 (f)	$10.44	0.14	(0.27)	(0.13)	(0.27)	(0.06)	(0.33)	$9.98	(1.26%	)	$135,872,430	0.29%	1.38%		0.29%	7.65%
Year Ended December 31, 2010 (f)	$9.55	0.41	0.58	0.99	(0.10)	–	(0.10)	$10.44	10.46%		$137,723,174	0.29%	4.00%		0.29%	3.87%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.84	(0.02)	0.26	0.24	–	–	–	$12.08	2.03%		$2,223,669,653	0.37%	(0.35%	)	0.53%	9.16%
Year Ended December 31, 2014 (f)	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%		0.53%	2.25%
Year Ended December 31, 2013 (f)	$10.78	0.16	1.41	1.57	(0.19)	(0.25)	(0.44)	$11.91	14.66%		$1,961,250,733	0.38%	1.35%		0.54%	6.39%
Year Ended December 31, 2012 (f)	$9.97	0.14	0.96	1.10	(0.16)	(0.13)	(0.29)	$10.78	11.06%		$1,575,424,774	0.38%	1.30%		0.54%	8.90%
Year Ended December 31, 2011 (f)	$10.42	0.14	(0.27)	(0.13)	(0.26)	(0.06)	(0.32)	$9.97	(1.35%	)	$1,270,799,151	0.38%	1.38%		0.54%	7.65%
Year Ended December 31, 2010 (f)	$9.54	0.14	0.83	0.97	(0.09)	–	(0.09)	$10.42	10.41%		$933,309,153	0.38%	1.38%		0.54%	3.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.19%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $273,822 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $4,557.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $1,750,112.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $599,368.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$136,444,357	$23,001,298	$—	$—	$—	$—	$165,728,199
NVIT Multi-Manager International Value Fund, Class Y	159,909,128	23,623,872	3,080,407	—	683,494	—	189,817,472
NVIT Multi-Manager Large Cap Growth Fund, Class Y	260,450,976	—	5,125,626	—	1,858,616	—	265,642,852
NVIT Multi-Manager Large Cap Value Fund, Class Y	330,350,091	1,596,225	27,442,105	—	8,581,989	—	311,117,980
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	73,172,044	—	6,324,537	—	2,026,480	—	74,102,104
NVIT Multi-Manager Mid Cap Value Fund, Class Y	122,361,576	35,049	4,976,685	—	1,085,782	—	118,645,326
NVIT Multi-Manager Small Cap Growth Fund, Class Y	24,440,487	—	26,489,430	—	7,594,944	—	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	48,120,278	316,122	424,770	—	203,485	—	48,475,766
NVIT Multi-Manager Small Company Fund, Class Y	23,246,240	—	81,219	—	44,907	—	24,510,514
Nationwide Bond Fund, Institutional Class	—	74,012,140	—	299,900	—	—	73,075,432
NVIT Core Bond Fund, Class Y	326,649,936	16,289,907	6,577,676	—	667,873	—	338,024,194
NVIT Core Plus Bond Fund, Class Y	326,543,367	88,833,809	4,553,683	—	739,497	—	410,438,670
NVIT Short Term Bond Fund, Class Y	514,788,647	3,100,294	133,275,056	—	1,698,868	—	389,480,286

Amounts designated as “—” are zero or have been rounded to zero.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $230,808,716 and sales of $218,351,194 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,158,639,412	$252,363,034	$(1,943,651)	$250,419,383

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

25

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

27

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

31

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund

SAR-CD-CAP 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation†

Equity Funds	69.9%
Fixed Income Funds	30.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	17.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.0%
NVIT Core Plus Bond Fund, Class Y	12.1%
NVIT Multi-Manager International Value Fund, Class Y	10.9%
NVIT Core Bond Fund, Class Y	10.0%
NVIT Multi-Manager International Growth Fund, Class Y	10.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Short Term Bond Fund, Class Y	6.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.0%
Other Holdings	4.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,028.10	1.41	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.41	1.40	0.28
Class II Shares	Actual	(b)	1,000.00	1,027.30	1.86	0.37
	Hypothetical	(b)(c)	1,000.00	1,022.96	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 69.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	25,296,967	$295,215,606
NVIT Multi-Manager International Value Fund, Class Y (a)	30,080,879	321,865,410
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	31,812,997	445,381,956
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	44,250,622	532,334,982
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	8,564,562	119,561,287
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	17,328,524	207,769,006
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,326,298	30,889,476
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	5,584,110	89,569,128
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,237,668	30,756,054

Total Equity Funds (cost $1,649,928,204)		2,073,342,905

Fixed Income Funds 30.1%
Nationwide Bond Fund, Institutional Class (a)	6,193,535	59,767,609
NVIT Core Bond Fund, Class Y (a)	27,076,914	297,033,749
NVIT Core Plus Bond Fund, Class Y (a)	31,171,224	358,157,366
NVIT Short Term Bond Fund, Class Y (a)	17,148,746	180,061,835

Total Fixed Income Funds (cost $892,158,402)		895,020,559

Total Mutual Funds (cost $2,542,086,606)		2,968,363,464

Total Investments (cost $2,542,086,606) (b) — 100.0%		2,968,363,464
Liabilities in excess of other assets — 0.0%†		(894,394)

NET ASSETS — 100.0%		$2,967,469,070

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $2,542,086,606)	$2,968,363,464
Receivable for investments sold	3,252,315
Receivable for capital shares issued	4,219
Prepaid expenses	19,559

Total Assets	2,971,639,557

Liabilities:
Payable for capital shares redeemed	3,247,675
Accrued expenses and other payables:
Investment advisory fees	475,378
Fund administration fees	56,577
Distribution fees	221,816
Administrative servicing fees	124,194
Accounting and transfer agent fees	361
Custodian fees	19,130
Compliance program costs (Note 3)	2,627
Professional fees	12,261
Printing fees	10,223
Other	245

Total Liabilities	4,170,487

Net Assets	$2,967,469,070

Represented by:
Capital	$2,251,353,044
Accumulated undistributed net investment income	52,040,036
Accumulated net realized gains from affiliated investments	237,799,132
Net unrealized appreciation/(depreciation) from investments in affiliates	426,276,858

Net Assets	$2,967,469,070

Net Assets:
Class I Shares	$19,990,923
Class II Shares	2,947,478,147

Total	$2,967,469,070

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,609,655
Class II Shares	237,545,596

Total	239,155,251

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.42
Class II Shares	$12.41

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$260,842

Total Income	260,842

EXPENSES:
Investment advisory fees	2,864,062
Fund administration fees	340,244
Distribution fees Class II Shares	3,710,884
Administrative servicing fees Class I Shares	5,179
Administrative servicing fees Class II Shares	750,333
Professional fees	55,313
Printing fees	10,531
Trustee fees	42,568
Custodian fees	55,256
Accounting and transfer agent fees	795
Compliance program costs (Note 3)	5,748
Other	29,728

Total expenses before earnings credit and fees waived	7,870,641

Earnings credit (Note 5)	(18)
Distribution fees waived — Class II (Note 3)	(2,374,992)

Net Expenses	5,495,631

NET INVESTMENT LOSS	(5,234,789)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	45,606,198
Net change in unrealized appreciation/(depreciation) from investments in affiliates	40,728,558

Net realized/unrealized gains from affiliated investments	86,334,756

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$81,099,967

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(5,234,789)	$42,769,010
Net realized gains from affiliated investments	45,606,198	251,231,589
Net change in unrealized appreciation/(depreciation) from investments in affiliates	40,728,558	(157,474,825)

Change in net assets resulting from operations	81,099,967	136,525,774

Distributions to Shareholders From:
Net investment income:
Class I	–	(537,409)
Class II	–	(72,599,189)
Net realized gains:
Class I	–	(663,824)
Class II	–	(96,150,117)

Change in net assets from shareholder distributions	–	(169,950,539)

Change in net assets from capital transactions	(90,703,243)	45,833,975

Change in net assets	(9,603,276)	12,409,210

Net Assets:
Beginning of period	2,977,072,346	2,964,663,136

End of period	$2,967,469,070	$2,977,072,346

Accumulated undistributed net investment income at end of period	$52,040,036	$57,274,825

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,019,316	$5,573,843
Dividends reinvested	–	1,201,233
Cost of shares redeemed	(4,123,509)	(4,665,538)

Total Class I Shares	(2,104,193)	2,109,538

Class II Shares
Proceeds from shares issued	8,756,841	37,254,838
Dividends reinvested	–	168,749,306
Cost of shares redeemed	(97,355,891)	(162,279,707)

Total Class II Shares	(88,599,050)	43,724,437

Change in net assets from capital transactions	$(90,703,243)	$45,833,975

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Capital Appreciation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	162,338	453,256
Reinvested	–	98,478
Redeemed	(331,513)	(376,905)

Total Class I Shares	(169,175)	174,829

Class II Shares
Issued	704,217	3,029,510
Reinvested	–	13,843,505
Redeemed	(7,847,125)	(13,159,604)

Total Class II Shares	(7,142,908)	3,713,411

Total change in shares	(7,312,083)	3,888,240

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$12.08	(0.02)	0.36	0.34	–	–	–	$12.42	2.81%		$19,990,923	0.28%	(0.26%	)	0.28%	5.52%
Year Ended December 31, 2014 (f)	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%		0.28%	7.27%
Year Ended December 31, 2013 (f)	$10.52	0.15	2.08	2.23	(0.19)	(0.33)	(0.52)	$12.23	21.44%		$19,611,753	0.28%	1.32%		0.28%	4.99%
Year Ended December 31, 2012 (f)	$9.51	0.11	1.20	1.31	(0.15)	(0.15)	(0.30)	$10.52	13.74%		$15,219,125	0.29%	1.11%		0.29%	9.20%
Year Ended December 31, 2011 (f)	$10.14	0.12	(0.45)	(0.33)	(0.24)	(0.06)	(0.30)	$9.51	(3.37%	)	$12,899,136	0.29%	1.22%		0.29%	10.20%
Year Ended December 31, 2010 (f)	$9.09	0.12	1.00	1.12	(0.07)	–	(0.07)	$10.14	12.46%		$9,175,067	0.29%	1.28%		0.29%	3.48%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$12.08	(0.02)	0.35	0.33	–	–	–	$12.41	2.73%		$2,947,478,147	0.37%	(0.35%	)	0.53%	5.52%
Year Ended December 31, 2014 (f)	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%		0.53%	7.27%
Year Ended December 31, 2013 (f)	$10.52	0.14	2.07	2.21	(0.18)	(0.33)	(0.51)	$12.22	21.25%		$2,945,051,383	0.37%	1.20%		0.53%	4.99%
Year Ended December 31, 2012 (f)	$9.51	0.11	1.19	1.30	(0.14)	(0.15)	(0.29)	$10.52	13.64%		$2,426,935,403	0.38%	1.03%		0.54%	9.20%
Year Ended December 31, 2011 (f)	$10.14	0.12	(0.46)	(0.34)	(0.23)	(0.06)	(0.29)	$9.51	(3.45%	)	$2,001,512,218	0.38%	1.20%		0.54%	10.20%
Year Ended December 31, 2010 (f)	$9.09	0.11	1.01	1.12	(0.07)	–	(0.07)	$10.14	12.39%		$1,310,902,638	0.38%	1.22%		0.54%	3.48%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.19%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $340,244 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $5,748.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $2,374,992.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $755,512.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$258,997,312	$25,164,638	$1,267,382	$—	$505,456	$—	$295,215,606
NVIT Multi-Manager International Value Fund, Class Y	301,725,855	9,917,306	8,471,169	—	967,073	—	321,865,410
NVIT Multi-Manager Large Cap Growth Fund, Class Y	452,744,876	—	25,714,109	—	9,700,138	—	445,381,956
NVIT Multi-Manager Large Cap Value Fund, Class Y	542,500,631	—	20,637,871	—	7,060,081	—	532,334,982
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	125,300,991	—	18,329,349	—	5,085,457	—	119,561,287
NVIT Multi-Manager Mid Cap Value Fund, Class Y	215,397,682	—	10,083,373	—	1,983,747	—	207,769,006
NVIT Multi-Manager Small Cap Growth Fund, Class Y	65,755,089	—	40,569,327	—	14,216,035	—	30,889,476
NVIT Multi-Manager Small Cap Value Fund, Class Y	96,277,516	—	7,682,335	—	3,615,946	—	89,569,128
NVIT Multi-Manager Small Company Fund, Class Y	31,383,544	—	2,434,287	—	1,045,113	—	30,756,054
Nationwide Bond Fund, Institutional Class	—	60,478,690	—	260,842	—	—	59,767,609
NVIT Core Bond Fund, Class Y	295,636,973	2,121,523	2,332,567	—	143,633	—	297,003,749
NVIT Core Plus Bond Fund, Class Y	297,000,720	67,965,975	6,256,572	—	299,576	—	358,157,366
NVIT Short Term Bond Fund, Class Y	295,282,976	—	117,845,248	—	983,943	—	180,061,835

Amounts designated as “—” are zero or have been rounded to zero.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $165,648,132 and sales of $261,623,589 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,543,647,724	$425,429,417	$(713,677)	$424,715,740

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

25

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

27

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

31

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Conservative Fund

SAR-CD-CON 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation†

Fixed Income Funds	80.3%
Equity Funds	19.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	31.1%
NVIT Core Plus Bond Fund, Class Y	22.1%
NVIT Core Bond Fund, Class Y	17.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	6.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Bond Fund, Institutional Class	5.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4.9%
NVIT Multi-Manager International Value Fund, Class Y	2.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.0%
NVIT Multi-Manager International Growth Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,010.30	1.45	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.36	1.45	0.29
Class II Shares	Actual	(b)	1,000.00	1,009.40	1.89	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 19.7%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,284,067	$14,985,057
NVIT Multi-Manager International Value Fund, Class Y (a)	2,100,293	22,473,139
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,693,149	37,704,081
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	4,390,365	52,816,092
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	545,401	7,613,795
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,258,323	15,087,290

Total Equity Funds (cost $131,524,453)		150,679,454

Fixed Income Funds 80.3%
Nationwide Bond Fund, Institutional Class (a)	3,973,267	38,342,025
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	4,040,402	38,343,415
NVIT Core Bond Fund, Class Y (a)	11,881,935	130,344,832
NVIT Core Plus Bond Fund, Class Y (a)	14,669,623	168,553,971
NVIT Short Term Bond Fund, Class Y (a)	22,612,284	237,428,980

Total Fixed Income Funds (cost $617,616,132)		613,013,223

Total Mutual Funds (cost $749,140,585)		763,692,677

Total Investments (cost $749,140,585) (b) — 100.0%		763,692,677
Liabilities in excess of other assets — 0.0%†		(246,688)

NET ASSETS — 100.0%		$763,445,989

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Conservative Fund
Assets:
Investments in affiliates, at value (cost $749,140,585)	$763,692,677
Receivable for capital shares issued	332,741
Prepaid expenses	5,433

Total Assets	764,030,851

Liabilities:
Payable for investments purchased	299,407
Payable for capital shares redeemed	31,086
Accrued expenses and other payables:
Investment advisory fees	125,901
Fund administration fees	16,769
Distribution fees	56,077
Administrative servicing fees	31,591
Accounting and transfer agent fees	93
Custodian fees	5,014
Compliance program costs (Note 3)	673
Professional fees	8,694
Printing fees	9,451
Other	106

Total Liabilities	584,862

Net Assets	$763,445,989

Represented by:
Capital	$718,385,120
Accumulated undistributed net investment income	3,168,524
Accumulated net realized gains from affiliated investments	27,340,253
Net unrealized appreciation/(depreciation) from investments in affiliates	14,552,092

Net Assets	$763,445,989

Net Assets:
Class I Shares	$7,849,036
Class II Shares	755,596,953

Total	$763,445,989

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	729,450
Class II Shares	70,285,124

Total	71,014,574

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.76
Class II Shares	$10.75

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$256,948

Total Income	256,948

EXPENSES:
Investment advisory fees	764,563
Fund administration fees	101,773
Distribution fees Class II Shares	945,696
Administrative servicing fees Class I Shares	2,000
Administrative servicing fees Class II Shares	191,536
Professional fees	19,441
Printing fees	7,344
Trustee fees	10,845
Custodian fees	14,327
Accounting and transfer agent fees	325
Compliance program costs (Note 3)	1,465
Other	9,181

Total expenses before earnings credit and fees waived	2,068,496

Earnings credit (Note 5)	(8)
Distribution fees waived — Class II (Note 3)	(605,252)

Net Expenses	1,463,236

NET INVESTMENT LOSS	(1,206,288)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	4,347,693
Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,416,592

Net realized/unrealized gains from affiliated investments	8,764,285

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,557,997

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(1,206,288)	$10,794,944
Net realized gains from affiliated investments	4,347,693	27,544,449
Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,416,592	(13,113,746)

Change in net assets resulting from operations	7,557,997	25,225,647

Distributions to Shareholders From:
Net investment income:
Class I	—	(186,742)
Class II	—	(16,722,595)
Net realized gains:
Class I	—	(235,085)
Class II	—	(22,742,256)

Change in net assets from shareholder distributions	—	(39,886,678)

Change in net assets from capital transactions	(14,289,332)	26,050,120

Change in net assets	(6,731,335)	11,389,089

Net Assets:
Beginning of period	770,177,324	758,788,235

End of period	$763,445,989	$770,177,324

Accumulated undistributed net investment income at end of period	$3,168,524	$4,374,812

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,250,336	$4,271,105
Dividends reinvested	—	421,827
Cost of shares redeemed	(1,939,641)	(5,304,268)

Total Class I Shares	(689,305)	(611,336)

Class II Shares
Proceeds from shares issued	31,922,356	75,147,381
Dividends reinvested	—	39,464,851
Cost of shares redeemed	(45,522,383)	(87,950,776)

Total Class II Shares	(13,600,027)	26,661,456

Change in net assets from capital transactions	$(14,289,332)	$26,050,120

SHARE TRANSACTIONS:
Class I Shares
Issued	115,952	388,482
Reinvested	—	39,260
Redeemed	(179,472)	(477,657)

Total Class I Shares	(63,520)	(49,915)

Class II Shares
Issued	2,955,391	6,860,854
Reinvested	—	3,674,551
Redeemed	(4,219,183)	(8,040,657)

Total Class II Shares	(1,263,792)	2,494,748

Total change in shares	(1,327,312)	2,444,833

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015(f) (Unaudited)	$10.65	(0.01)	0.12	0.11	–	–	–	$10.76	1.03%	$7,849,036	0.29%	(0.23%	)	0.29%	12.01%
Year Ended December 31, 2014(f)	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%	$8,446,590	0.29%	1.34%		0.29%	16.93%
Year Ended December 31, 2013(f)	$10.70	0.17	0.36	0.53	(0.20)	(0.17)	(0.37)	$10.86	5.03%	$9,153,980	0.29%	1.52%		0.29%	15.67%
Year Ended December 31, 2012(f)	$10.27	0.20	0.57	0.77	(0.19)	(0.15)	(0.34)	$10.70	7.58%	$9,230,819	0.30%	1.86%		0.30%	16.29%
Year Ended December 31, 2011(f)	$10.45	0.20	(0.05)	0.15	(0.28)	(0.05)	(0.33)	$10.27	1.50%	$5,232,810	0.30%	1.95%		0.30%	12.75%
Year Ended December 31, 2010(f)	$10.06	0.18	0.50	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.87%	$2,764,606	0.30%	1.72%		0.30%	11.55%

Class II Shares
Six Months Ended June 30, 2015(f) (Unaudited)	$10.65	(0.02)	0.12	0.10	–	–	–	$10.75	0.94%	$755,596,953	0.38%	(0.32%	)	0.54%	12.01%
Year Ended December 31, 2014(f)	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%	$761,730,734	0.38%	1.40%		0.54%	16.93%
Year Ended December 31, 2013(f)	$10.70	0.15	0.37	0.52	(0.19)	(0.17)	(0.36)	$10.86	4.93%	$749,634,255	0.38%	1.36%		0.54%	15.67%
Year Ended December 31, 2012(f)	$10.27	0.19	0.57	0.76	(0.18)	(0.15)	(0.33)	$10.70	7.50%	$777,280,168	0.39%	1.79%		0.55%	16.29%
Year Ended December 31, 2011(f)	$10.45	0.18	(0.04)	0.14	(0.27)	(0.05)	(0.32)	$10.27	1.41%	$597,667,272	0.39%	1.75%		0.55%	12.75%
Year Ended December 31, 2010(f)	$10.06	0.17	0.51	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.80%	$392,513,364	0.39%	1.61%		0.55%	11.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2016.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $101,773 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,465.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $605,252.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $193,536.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$15,297,242	$353,711	$1,499,795	$—	$278,666	$—	$14,985,057
NVIT Multi-Manager International Value Fund, Class Y	22,658,818	964,710	2,628,918	—	601,268	—	22,473,139
NVIT Multi-Manager Large Cap Growth Fund, Class Y	38,231,157	637,576	2,729,551	—	917,446	—	37,704,081
NVIT Multi-Manager Large Cap Value Fund, Class Y	53,545,005	2,824,886	4,653,592	—	1,380,212	—	52,816,092
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7,783,232	5,809	973,737	—	181,971	—	7,613,795
NVIT Multi-Manager Mid Cap Value Fund, Class Y	15,437,645	138,458	672,894	—	138,328	—	15,087,290
Nationwide Bond Fund, Institutional Class	—	39,230,161	240,484	256,948	(955)		38,342,025
Nationwide Inflation-Protected Securities Fund, Institutional Class	46,006,882	879,429	8,788,265	—	205,960	—	38,343,415
NVIT Core Bond Fund, Class Y	131,724,911	2,200,819	4,332,571	—	189,181	—	130,344,832
NVIT Core Plus Bond Fund, Class Y	131,479,722	41,939,516	4,577,101	—	142,492	—	168,553,971
NVIT Short Term Bond Fund, Class Y	292,732,756	3,408,718	61,455,864	—	313,124	—	237,428,980
NVIT Money Market Fund, Class Y	15,541,207	—	15,541,207	—	—	—	—

Amounts	designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $92,583,793 and sales of $108,093,979 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$749,323,845	$19,010,170	$(4,641,338)	$14,368,832

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

17

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

18

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

19

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

20

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

23

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

24

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

25

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

26

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

27

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

28

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

29

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

30

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund

SAR-CD-MAG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation†

Equity Funds	80.0%
Fixed Income Funds	20.0%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	19.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.0%
NVIT Multi-Manager International Value Fund, Class Y	13.9%
NVIT Multi-Manager International Growth Fund, Class Y	11.9%
NVIT Core Plus Bond Fund, Class Y	9.9%
NVIT Core Bond Fund, Class Y	7.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.0%
Nationwide Bond Fund, Institutional Class	2.1%
Other Holdings	4.2%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,032.40	1.51	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.31	1.51	0.30
Class II Shares	Actual	(b)	1,000.00	1,032.40	1.97	0.39
	Hypothetical	(b)(c)	1,000.00	1,022.86	1.96	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 80.0%
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,722,594	$55,112,677
NVIT Multi-Manager International Value Fund, Class Y (a)	6,006,532	64,269,895
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	5,302,328	74,232,587
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	7,299,043	87,807,485
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,682,085	23,481,906
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,693,313	32,292,824
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	412,085	9,597,449
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	859,344	13,783,870
NVIT Multi-Manager Small Company Fund, Class Y (a)	383,668	9,534,161

Total Equity Funds (cost $297,398,783)		370,112,854

Fixed Income Funds 20.0%
Nationwide Bond Fund, Institutional Class (a)	1,018,350	9,827,075
NVIT Core Bond Fund, Class Y (a)	3,345,084	36,695,574
NVIT Core Plus Bond Fund, Class Y (a)	4,008,480	46,057,439

Total Fixed Income Funds (cost $93,053,877)		92,580,088

Total Mutual Funds (cost $390,452,660)		462,692,942

Total Investments (cost $390,452,660) (b) — 100.0%		462,692,942
Liabilities in excess of other assets — 0.0%†		(155,915)

NET ASSETS — 100.0%		$462,537,027

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $390,452,660)	$462,692,942
Receivable for capital shares issued	151,289
Prepaid expenses	3,169

Total Assets	462,847,400

Liabilities:
Payable for investments purchased	103,259
Payable for capital shares redeemed	46,661
Accrued expenses and other payables:
Investment advisory fees	77,049
Fund administration fees	11,475
Distribution fees	30,875
Administrative servicing fees	19,278
Accounting and transfer agent fees	57
Custodian fees	3,038
Compliance program costs (Note 3)	408
Professional fees	8,220
Printing fees	7,889
Recoupment fees	2,084
Other	80

Total Liabilities	310,373

Net Assets	$462,537,027

Represented by:
Capital	$332,531,885
Accumulated undistributed net investment income	8,891,816
Accumulated net realized gains from affiliated investments	48,873,044
Net unrealized appreciation/(depreciation) from investments in affiliates	72,240,282

Net Assets	$462,537,027

Net Assets:
Class I Shares	$50,612,832
Class II Shares	411,924,195

Total	$462,537,027

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,407,118
Class II Shares	35,911,961

Total	40,319,079

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.48
Class II Shares	$11.47

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$87,919

Total Income	87,919

EXPENSES:
Investment advisory fees	461,290
Fund administration fees	69,267
Distribution fees Class II Shares	515,038
Administrative servicing fees Class I Shares	12,377
Administrative servicing fees Class II Shares	103,903
Professional fees	14,268
Printing fees	6,674
Trustee fees	6,567
Custodian fees	8,519
Accounting and transfer agent fees	242
Compliance program costs (Note 3)	880
Recoupment fees (Note 3)	2,084
Other	6,012

Total expenses before earnings credit and fees waived	1,207,121

Earnings credit (Note 5)	(11)
Distribution fees waived — Class II (Note 3)	(329,628)

Net Expenses	877,482

NET INVESTMENT LOSS	(789,563)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	6,291,331
Net change in unrealized appreciation/(depreciation) from investments in affiliates	9,140,747

Net realized/unrealized gains from affiliated investments	15,432,078

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,642,515

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

3	NVIT CardinalSM Moderately Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(789,563)	$6,498,776
Net realized gains from affiliated investments	6,291,331	52,855,017
Net change in unrealized appreciation/(depreciation) from investments in affiliates	9,140,747	(38,823,671)

Change in net assets resulting from operations	14,642,515	20,530,122

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,181,755)
Class II	–	(10,181,360)
Net realized gains:
Class I	–	(3,765,456)
Class II	–	(35,343,222)

Change in net assets from shareholder distributions	–	(50,471,793)

Change in net assets from capital transactions	(10,720,147)	13,052,873

Change in net assets	3,922,368	(16,888,798)

Net Assets:
Beginning of period	458,614,659	475,503,457

End of period	$462,537,027	$458,614,659

Accumulated undistributed net investment income at end of period	$8,891,816	$9,681,379

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,089,354	$8,297,277
Dividends reinvested	–	4,947,211
Cost of shares redeemed	(2,684,673)	(8,252,459)

Total Class I Shares	1,404,681	4,992,029

Class II Shares
Proceeds from shares issued	9,219,292	37,451,267
Dividends reinvested	–	45,524,582
Cost of shares redeemed	(21,344,120)	(74,915,005)

Total Class II Shares	(12,124,828)	8,060,844

Change in net assets from capital transactions	$(10,720,147)	$13,052,873

SHARE TRANSACTIONS:
Class I Shares
Issued	356,440	714,248
Reinvested	–	439,815
Redeemed	(235,005)	(706,348)

Total Class I Shares	121,435	447,715

Class II Shares
Issued	806,220	3,152,015
Reinvested	–	4,050,311
Redeemed	(1,874,382)	(6,451,621)

Total Class II Shares	(1,068,162)	750,705

Total change in shares	(946,727)	1,198,420

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.12	(0.01)	0.37	0.36	–	–	–	$11.48	3.24%		$50,612,832	0.30%	(0.26%	)	0.30%	7.13%
Year Ended December 31, 2014 (f)	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%		$47,662,660	0.30%	1.52%		0.30%	16.21%
Year Ended December 31, 2013 (f)	$10.13	0.14	2.29	2.43	(0.18)	(0.50)	(0.68)	$11.88	24.35%		$45,578,125	0.30%	1.28%		0.30%	13.47%
Year Ended December 31, 2012 (f)	$9.18	0.09	1.25	1.34	(0.13)	(0.26)	(0.39)	$10.13	14.67%		$33,645,683	0.30%	0.94%		0.30%	8.85%
Year Ended December 31, 2011 (f)	$9.95	0.10	(0.54)	(0.44)	(0.24)	(0.09)	(0.33)	$9.18	(4.57%	)	$28,354,511	0.30%	1.06%		0.30%	13.96%
Year Ended December 31, 2010 (f)	$8.84	0.10	1.07	1.17	(0.06)	–	(0.06)	$9.95	13.50%		$26,058,874	0.30%	1.14%		0.31%	5.62%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.11	(0.02)	0.38	0.36	–	–	–	$11.47	3.24%		$411,924,195	0.39%	(0.35%	)	0.55%	7.13%
Year Ended December 31, 2014 (f)	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%		$410,951,999	0.39%	1.37%		0.55%	16.21%
Year Ended December 31, 2013 (f)	$10.12	0.12	2.30	2.42	(0.17)	(0.50)	(0.67)	$11.87	24.28%		$429,925,332	0.39%	1.11%		0.55%	13.47%
Year Ended December 31, 2012 (f)	$9.17	0.08	1.25	1.33	(0.12)	(0.26)	(0.38)	$10.12	14.59%		$379,203,538	0.39%	0.81%		0.55%	8.85%
Year Ended December 31, 2011 (f)	$9.94	0.09	(0.54)	(0.45)	(0.23)	(0.09)	(0.32)	$9.17	(4.67%	)	$353,002,030	0.39%	0.91%		0.55%	13.96%
Year Ended December 31, 2010 (f)	$8.84	0.11	1.05	1.16	(0.06)	–	(0.06)	$9.94	13.31%		$389,725,340	0.39%	1.21%		0.56%	5.62%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2016.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the six months in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$16,371	$2,429	$—	$—	$18,800

Amounts designated as “—” are zero, or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the six months ended June 30, 2015, the Fund reimbursed NFA in the amount of $2,084.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $69,267 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $880.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of The Trust and NFD have entered into a written contract waiving of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $329,628.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $116,280.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$54,157,589	$183,375	$2,086,639	$—	$1,065,037	$—	$55,112,677
NVIT Multi-Manager International Value Fund, Class Y	58,443,732	4,451,809	2,185,885	—	321,065	—	64,269,895
NVIT Multi-Manager Large Cap Growth Fund, Class Y	73,638,028	—	2,353,097	—	993,023	—	74,232,587
NVIT Multi-Manager Large Cap Value Fund, Class Y	87,350,772	406,726	1,610,066	—	541,642	—	87,807,485
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	23,278,229	—	2,144,097	—	675,375	—	23,481,906
NVIT Multi-Manager Mid Cap Value Fund, Class Y	32,562,289	98,690	717,075	—	154,764	—	32,292,824
NVIT Multi-Manager Small Cap Growth Fund, Class Y	9,484,589	—	769,726	—	323,862	—	9,597,449
NVIT Multi-Manager Small Cap Value Fund, Class Y	18,905,544	—	5,367,993	—	2,124,267	—	13,783,870
NVIT Multi-Manager Small Company Fund, Class Y	9,429,827	—	432,640	—	143,233	—	9,534,161
Nationwide Bond Fund, Institutional Class	—	12,087,919	2,103,610	87,919	(17,386)	—	9,827,075
NVIT Core Bond Fund, Class Y	34,272,968	3,199,946	910,918	—	15,484	—	36,695,574
NVIT Core Plus Bond Fund, Class Y	34,372,160	12,583,247	830,169	—	12,333	—	46,054,439
NVIT Short Term Bond Fund, Class Y	22,882,502	—	23,017,165	—	(61,368)	—	—

Amounts designated as “—” are zero or have been rounded to zero.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $33,011,712 and sales of $44,529,080 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. . Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trusts organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$391,066,285	$72,104,419	$(477,762)	$71,626,657

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Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

18

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

20

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

24

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

25

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

26

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

27

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

28

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

29

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

30

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

31

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund

SAR-CD-MCON 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	60.2%
Equity Funds	39.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	22.1%
NVIT Core Plus Bond Fund, Class Y	18.1%
NVIT Core Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.0%
NVIT Multi-Manager International Value Fund, Class Y	5.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.0%
NVIT Multi-Manager International Growth Fund, Class Y	4.0%
Nationwide Bond Fund, Institutional Class	3.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.0%
Other Holdings	3.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,016.60	1.45	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.36	1.45	0.29
Class II Shares	Actual	(b)	1,000.00	1,015.70	1.90	0.38
	Hypothetical	(b)(c)	1,000.00	1,022.91	1.91	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 39.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,037,269	$35,444,935
NVIT Multi-Manager International Value Fund, Class Y (a)	4,921,762	52,662,853
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	5,702,916	79,840,822
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	9,565,034	115,067,355
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,302,280	18,179,826
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,973,257	35,649,349
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	563,911	9,045,129
NVIT Multi-Manager Small Company Fund, Class Y (a)	370,629	9,210,127

Total Equity Funds (cost $283,672,033)		355,100,396

Fixed Income Funds 60.2%
Nationwide Bond Fund, Institutional Class (a)	2,787,057	26,895,099
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	1,829,828	17,365,072
NVIT Core Bond Fund, Class Y (a)	12,243,493	134,311,122
NVIT Core Plus Bond Fund, Class Y (a)	14,025,948	161,158,137
NVIT Short Term Bond Fund, Class Y (a)	18,744,980	196,822,286

Total Fixed Income Funds (cost $537,851,660)		536,551,716

Total Mutual Funds (cost $821,523,693)		891,652,112

Total Investments (cost $821,523,693) (b) — 100.0%		891,652,112
Liabilities in excess of other assets — 0.0%†		(283,627)

NET ASSETS — 100.0%		$891,368,485

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $821,523,693)	$891,652,112
Receivable for investments sold	294,987
Receivable for capital shares issued	716
Prepaid expenses	6,916

Total Assets	891,954,731

Liabilities:
Payable for capital shares redeemed	293,068
Accrued expenses and other payables:
Investment advisory fees	147,599
Fund administration fees	19,101
Distribution fees	65,773
Administrative servicing fees	36,977
Accounting and transfer agent fees	101
Custodian fees	5,648
Compliance program costs (Note 3)	780
Professional fees	8,718
Printing fees	8,366
Other	115

Total Liabilities	586,246

Net Assets	$891,368,485

Represented by:
Capital	$773,475,549
Accumulated undistributed net investment income	8,247,245
Accumulated net realized gains from affiliated investments	39,517,272
Net unrealized appreciation/(depreciation) from investments in affiliates	70,128,419

Net Assets	$891,368,485

Net Assets:
Class I Shares	$8,693,508
Class II Shares	882,674,977

Total	$891,368,485

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	746,039
Class II Shares	75,804,372

Total	76,550,411

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.65
Class II Shares	$11.64

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$173,344

Total Income	173,344

EXPENSES:
Investment advisory fees	891,664
Fund administration fees	115,396
Distribution fees Class II Shares	1,104,609
Administrative servicing fees Class I Shares	1,992
Administrative servicing fees Class II Shares	223,649
Professional fees	21,401
Printing fees	7,626
Trustee fees	12,653
Custodian fees	16,530
Accounting and transfer agent fees	345
Compliance program costs (Note 3)	1,717
Other	10,595

Total expenses before fees waived	2,408,177

Distribution fees waived — Class II (Note 3)	(706,958)

Net Expenses	1,701,219

NET INVESTMENT LOSS	(1,527,875)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	5,409,695
Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,689,342

Net realized/unrealized gains from affiliated investments	16,099,037

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,571,162

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(1,527,875)	$12,919,097
Net realized gains from affiliated investments	5,409,695	43,911,247
Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,689,342	(22,358,764)

Change in net assets resulting from operations	14,571,162	34,471,580

Distributions to Shareholders From:
Net investment income:
Class I	–	(181,957)
Class II	–	(20,614,215)
Net realized gains:
Class I	–	(187,089)
Class II	–	(22,450,767)

Change in net assets from shareholder distributions	–	(43,434,028)

Change in net assets from capital transactions	(15,545,925)	52,351,911

Change in net assets	(974,763)	43,389,463

Net Assets:
Beginning of period	892,343,248	848,953,785

End of period	$891,368,485	$892,343,248

Accumulated undistributed net investment income at end of period	$8,247,245	$9,775,120

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,888,719	$2,433,415
Dividends reinvested	–	369,046
Cost of shares redeemed	(952,791)	(1,401,925)

Total Class I Shares	935,928	1,400,536

Class II Shares
Proceeds from shares issued	10,775,102	62,033,764
Dividends reinvested	–	43,064,982
Cost of shares redeemed	(27,256,955)	(54,147,371)

Total Class II Shares	(16,481,853)	50,951,375

Change in net assets from capital transactions	$(15,545,925)	$52,351,911

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	160,772	207,815
Reinvested	–	31,911
Redeemed	(81,966)	(119,518)

Total Class I Shares	78,806	120,208

Class II Shares
Issued	925,397	5,287,661
Reinvested	–	3,726,284
Redeemed	(2,340,141)	(4,621,617)

Total Class II Shares	(1,414,744)	4,392,328

Total change in shares	(1,335,938)	4,512,536

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.46	(0.01)	0.20	0.19	–	–	–	$11.65	1.66%		$8,693,508	0.29%	(0.25%	)	0.29%	6.83%
Year Ended December 31, 2014 (f)	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%		0.29%	8.83%
Year Ended December 31, 2013 (f)	$10.80	0.18	1.04	1.22	(0.21)	(0.24)	(0.45)	$11.57	11.33%		$6,331,385	0.30%	1.56%		0.30%	10.12%
Year Ended December 31, 2012 (f)	$10.15	0.18	0.84	1.02	(0.18)	(0.19)	(0.37)	$10.80	10.13%		$4,955,966	0.30%	1.69%		0.30%	11.52%
Year Ended December 31, 2011 (f)	$10.51	0.17	(0.19)	(0.02)	(0.28)	(0.06)	(0.34)	$10.15	(0.28%	)	$3,220,916	0.30%	1.64%		0.30%	12.05%
Year Ended December 31, 2010 (f)	$9.75	0.15	0.74	0.89	(0.11)	(0.02)	(0.13)	$10.51	9.31%		$2,715,207	0.30%	1.46%		0.31%	4.76%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.46	(0.02)	0.20	0.18	–	–	–	$11.64	1.57%		$882,674,977	0.38%	(0.34%	)	0.54%	6.83%
Year Ended December 31, 2014 (f)	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%		0.54%	8.83%
Year Ended December 31, 2013 (f)	$10.80	0.16	1.05	1.21	(0.20)	(0.24)	(0.44)	$11.57	11.24%		$842,622,400	0.39%	1.40%		0.55%	10.12%
Year Ended December 31, 2012 (f)	$10.15	0.16	0.85	1.01	(0.17)	(0.19)	(0.36)	$10.80	10.04%		$735,742,221	0.39%	1.49%		0.55%	11.52%
Year Ended December 31, 2011 (f)	$10.51	0.16	(0.19)	(0.03)	(0.27)	(0.06)	(0.33)	$10.15	(0.27%	)	$567,581,529	0.39%	1.53%		0.55%	12.05%
Year Ended December 31, 2010 (f)	$9.76	0.15	0.73	0.88	(0.11)	(0.02)	(0.13)	$10.51	9.03%		$413,845,909	0.39%	1.50%		0.56%	4.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $115,396 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,717.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $706,958.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $225,641.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$34,934,021	$—	$1,336,866	$—	$406,040	$—	$35,444,935
NVIT Multi-Manager International Value Fund, Class Y	52,583,797	421,174	3,720,810	—	613,993	—	52,662,853
NVIT Multi-Manager Large Cap Growth Fund, Class Y	80,091,265	—	3,505,467	—	1,449,726	—	79,840,822
NVIT Multi-Manager Large Cap Value Fund, Class Y	115,818,397	1,472,934	4,511,604	—	1,261,056	—	115,067,355
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	18,060,689	—	1,728,722	—	419,360	—	18,179,826
NVIT Multi-Manager Mid Cap Value Fund, Class Y	36,183,224	—	941,076	—	191,950	—	35,649,349
NVIT Multi-Manager Small Cap Value Fund, Class Y	9,301,142	—	348,316	—	141,256	—	9,045,129
NVIT Multi-Manager Small Company Fund, Class Y	9,178,690	—	497,566	—	164,984	—	9,210,127
Nationwide Bond Fund, Institutional Class	—	27,374,707	—	173,344	—	—	26,895,099
Nationwide Inflation-Protected Securities Fund, Institutional Class	26,545,855	—	9,421,861	—	222,779	—	17,365,072
NVIT Core Bond Fund, Class Y	134,424,675	1,716,501	2,581,516	—	150,521	—	134,311,122
NVIT Core Plus Bond Fund, Class Y	134,393,953	29,155,111	2,134,471	—	114,202	—	161,158,137
NVIT Short Term Bond Fund, Class Y	241,125,372	1,113,356	47,613,514	—	273,828	—	196,822,286

Amounts designated as “—” are zero or have been rounded to zero.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $61,253,783 and sales of $78,341,789 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$821,552,801	$71,517,534	$(1,418,223)	$70,099,311

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

25

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

27

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

31

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund

SAR-CD-MGI 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation†

Equity Funds	47.7%
Fixed Income Funds	47.5%
Other assets in excess of liabilities	4.8%
100.0%

Top Holdings††

NVIT Short Term Bond Fund, Class Y	16.9%
NVIT Core Plus Bond Fund, Class Y	16.2%
NVIT Core Bond Fund, Class Y	13.8%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.2%
NVIT Multi-Manager International Value Fund, Class Y	8.0%
NVIT Multi-Manager International Growth Fund, Class Y	6.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Nationwide Bond Fund, Class Institutional Class	2.9%
Other Holdings	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,013.50	1.20	0.24
	Hypothetical	(b)(c)	1,000.00	1,023.60	1.20	0.24
Class II Shares	Actual	(b)	1,000.00	1,012.50	2.25	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.56	2.26	0.45

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund

Mutual Funds 95.2%

	Shares	Market Value

Equity Funds 47.7%
NVIT Multi-Manager International Growth Fund, Class Y (a)	2,536,066	$29,595,896
NVIT Multi-Manager International Value Fund, Class Y (a)	3,190,358	34,136,826
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	3,430,660	48,029,239
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	4,650,413	55,944,468
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	954,185	13,320,429
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,780,402	21,347,019
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	543,104	8,711,394
NVIT Multi-Manager Small Company Fund, Class Y* (a)	177,275	4,405,282

Total Equity Funds (cost $215,413,466)		215,490,553

Mutual Funds (continued)

	Shares	Market Value

Fixed Income Funds 47.5%
Nationwide Bond Fund, Institutional Class (a)	1,279,332	$12,345,552
NVIT Core Bond Fund, Class Y (a)	5,417,170	59,426,359
NVIT Core Plus Bond Fund, Class Y (a)	6,066,317	69,701,984
NVIT Short Term Bond Fund, Class Y (a)	6,926,641	72,729,734

Total Fixed Income Funds (cost $215,115,638)		214,203,629

Total Mutual Funds (cost $430,529,104)		429,694,182

Total Investments (cost $430,529,104) (b) — 95.2%		429,694,182
Other assets in excess of liabilities — 4.8%		21,665,908

NET ASSETS — 100.0%		$451,360,090

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
232	Mini MSCI EAFE	09/18/15	$21,274,400	$(670,030)
51	Russell 2000 Mini Future	09/18/15	6,377,040	(54,900)
371	S&P 500 E-Mini	09/18/15	38,109,120	(819,156)
90	S&P MID 400 E-Mini	09/18/15	13,482,900	(251,125)

			$79,243,460	$(1,795,211)

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investments in affiliates, at value (cost $430,529,104)	$429,694,182
Cash	18,130,564
Receivable for capital shares issued	670,395
Receivable for variation margin on futures contracts	3,664,348
Prepaid expenses	10,335

Total Assets	452,169,824

Liabilities:
Payable for investments purchased	635,697
Payable for capital shares redeemed	8
Accrued expenses and other payables:
Investment advisory fees	15,539
Fund administration fees	11,177
Distribution fees	73,848
Administrative servicing fees	55,322
Accounting and transfer agent fees	22
Custodian fees	1,511
Compliance program costs (Note 3)	335
Professional fees	10,823
Printing fees	5,355
Other	97

Total Liabilities	809,734

Net Assets	$451,360,090

Represented by:
Capital	$455,825,916
Accumulated undistributed net investment loss	(886,509)
Accumulated net realized losses from affiliated investments and futures transactions	(949,184)
Net unrealized appreciation/(depreciation) from investments in affiliates	(834,922)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,795,211)

Net Assets	$451,360,090

Net Assets:
Class I Shares	$177,182
Class II Shares	451,182,908

Total	$451,360,090

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,809
Class II Shares	42,864,850

Total	42,881,659

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.54
Class II Shares	$10.53

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$43,049
Interest income from non-affiliates	8,450

Total Income	51,499

EXPENSES:
Investment advisory fees	455,557
Fund administration fees	64,216
Distribution fees Class II Shares	517,500
Administrative servicing fees Class I Shares	102
Administrative servicing fees Class II Shares	316,638
Professional fees	14,183
Printing fees	6,967
Trustee fees	5,940
Custodian fees	6,802
Accounting and transfer agent fees	190
Compliance program costs (Note 3)	796
Other	8,607

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,397,498

Earnings credit (Note 5)	(1)
Distribution fees waived — Class II (Note 3)	(103,503)
Expenses reimbursed by adviser (Note 3)	(355,986)

Net Expenses	938,008

NET INVESTMENT LOSS	(886,509)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	1,105,436
Net realized losses from futures transactions (Note 2)	(993,947)

Net realized gains from affiliated investments and futures transactions	111,489

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,778,450
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,602,675)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	5,175,775

Net realized/unrealized gains from affiliated investments and futures transactions	5,287,264

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,400,755

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(886,509)	$4,722,984
Net realized gains from affiliated investments and futures transactions	111,489	9,276,123
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	5,175,775	(10,502,888)

Change in net assets resulting from operations	4,400,755	3,496,219

Distributions to Shareholders From:
Net investment income:
Class I	–	(2,329	)(a)
Class II	–	(8,814,309)
Net realized gains:
Class I	–	(1,445	)(a)
Class II	–	(6,233,354)

Change in net assets from shareholder distributions	–	(15,051,437)

Change in net assets from capital transactions	69,046,184	283,429,448

Change in net assets	73,446,939	271,874,230

Net Assets:
Beginning of period	377,913,151	106,038,921

End of period	$451,360,090	$377,913,151

Accumulated undistributed net investment income at end of period	$(886,509)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$93,730	$112,443	(a)
Dividends reinvested	–	3,774	(a)
Cost of shares redeemed	(27,967)	(2,620	)(a)

Total Class I Shares	65,763	113,597	(a)

Class II Shares
Proceeds from shares issued	71,967,190	277,322,269
Dividends reinvested	–	15,047,663
Cost of shares redeemed	(2,986,769)	(9,054,081)

Total Class II Shares	68,980,421	283,315,851

Change in net assets from capital transactions	$69,046,184	$283,429,448

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth & Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	8,873	10,492	(a)
Reinvested	–	361	(a)
Redeemed	(2,673)	(244	)(a)

Total Class I Shares	6,200	10,609	(a)

Class II Shares
Issued	6,805,487	25,756,348
Reinvested	–	1,439,622
Redeemed	(283,736)	(852,871)

Total Class II Shares	6,521,751	26,343,099

Total change in shares	6,527,951	26,353,708

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.40	(0.01)	0.15	0.14	–	–	–	$10.54	1.35%	$177,182	0.24%	(0.22%	)	0.42%	9.23%
Period Ended December 31, 2014 (f)(g)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%	$110,317	0.25%	3.74%	(h)	0.43%	4.07%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.40	(0.02)	0.15	0.13	–	–	–	$10.53	1.25%	$451,182,908	0.45%	(0.43%	)	0.67%	9.23%
Year Ended December 31, 2014 (f)	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%	$377,802,834	0.45%	1.95%		0.69%	4.07%
Period Ended December 31, 2013 (f)(i)	$10.00	0.28	0.58	0.86	(0.17)	(0.09)	(0.26)	$10.60	8.66%	$106,038,921	0.42%	4.03%		0.76%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(1,795,211)
Total		$(1,795,211)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(993,947)
Total	$(993,947)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,602,675)
Total	$(1,602,675)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.22%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $21,150 during the six months ended June 30, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$83,673	$460,909	$355,986	$900,568

(a)	For the period from May 1, 2013 through December 31, 2013.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $64,216 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $796.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $103,503.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $316,740.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.14% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$20,634,221	$8,239,784	$183,944	$—	$17,215	$29,595,896
NVIT Multi-Manager International Value Fund, Class Y	22,574,203	10,542,257	211,999	—	6,350	34,136,826
NVIT Multi-Manager Large Cap Growth Fund, Class Y	42,214,260	7,427,770	3,388,267	—	457,789	48,029,239
NVIT Multi-Manager Large Cap Value Fund, Class Y	52,029,979	8,933,506	6,094,454	—	440,061	55,944,468
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	11,481,624	2,025,756	1,435,243	—	101,069	13,320,429
NVIT Multi-Manager Mid Cap Value Fund, Class Y	19,548,425	3,376,259	1,804,383	—	(54,411)	21,347,019
NVIT Multi-Manager Small Cap Growth Fund, Class Y	3,867,360	155,232	4,361,568	—	183,590	—
NVIT Multi-Manager Small Cap Value Fund, Class Y	7,618,236	1,402,759	393,132	—	44,884	8,711,394
NVIT Multi-Manager Small Company Fund, Class Y	3,709,589	675,252	210,939	—	9,602	4,405,282
Nationwide Bond Fund, Institutional Class	—	12,500,459	46,857	43,049	97	12,345,552
NVIT Core Bond Fund, Class Y	50,264,086	9,453,526	493,331	—	(9,061)	59,426,359
NVIT Core Plus Bond Fund, Class Y	50,525,735	19,728,884	439,616	—	(7,622)	69,701,984
NVIT Short Term Bond Fund, Class Y	77,923,074	11,735,420	17,713,627	—	(84,127)	72,729,734

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $96,196,864 and sales of $36,777,360 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$430,715,169	$3,132,502	$(4,153,489)	$(1,020,987)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth Fund

SAR-CD-MGR 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation†

Equity Funds	57.4%
Fixed Income Funds	38.0%
Other assets in excess of liabilities	4.6%
100.0%

Top Holdings††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.0%
NVIT Core Plus Bond Fund, Class Y	14.3%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14.2%
NVIT Core Bond Fund, Class Y	11.8%
NVIT Short Term Bond Fund, Class Y	10.8%
NVIT Multi-Manager International Value Fund, Class Y	9.0%
NVIT Multi-Manager International Growth Fund, Class Y	7.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
Nationwide Bond Fund, Institutional Class	2.9%
Other Holdings	4.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,012.50	1.10	0.22
	Hypothetical	(b)(c)	1,000.00	1,023.70	1.10	0.22
Class II Shares	Actual	(b)	1,000.00	1,010.60	2.09	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth Fund

Mutual Funds 95.4%
	Shares	Market Value

Equity Funds 57.4%
NVIT Multi-Manager International Growth Fund, Class Y (a)	5,776,582	$67,412,713
NVIT Multi-Manager International Value Fund, Class Y (a)	7,167,706	76,694,449
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	8,688,798	121,643,178
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	11,395,700	137,090,274
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	1,914,729	26,729,619
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	4,256,974	51,041,117
NVIT Multi-Manager Small Cap Growth Fund, Class Y * (a)	379,784	8,845,168
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,081,530	17,347,743
NVIT Multi-Manager Small Company Fund, Class Y (a)	353,255	8,778,383

Total Equity Funds (cost $512,171,422)		515,582,644

Mutual Funds (continued)
	Shares	Market Value

Fixed Income Funds 38.0%
Nationwide Bond Fund, Institutional Class (a)	2,552,579	$24,632,392
NVIT Core Bond Fund, Class Y (a)	9,249,679	101,468,974
NVIT Core Plus Bond Fund, Class Y (a)	10,681,248	122,727,542
NVIT Short Term Bond Fund, Class Y (a)	8,785,642	92,249,236

Total Fixed Income Funds (cost $342,471,028)		341,078,144

Total Mutual Funds (cost $854,642,450)		856,660,788

Total Investments (cost $854,642,450) (b) — 95.4%		856,660,788
Other assets in excess of liabilities — 4.6%		41,335,711

NET ASSETS — 100.0%		$897,996,499

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
303	Mini MSCI EAFE	09/18/15	$27,785,100	$(903,132)
75	Russell 2000 Mini Future	09/18/15	9,378,000	(139,341)
473	S&P 500 E-Mini	09/18/15	48,586,560	(1,153,674)
117	S&P MID 400 E-Mini	09/18/15	17,527,770	(400,788)

			$103,277,430	$(2,596,935)

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $854,642,450)	$856,660,788
Cash	33,477,746
Receivable for capital shares issued	671,392
Receivable for variation margin on futures contracts	8,114,752
Prepaid expenses	20,452

Total Assets	898,945,130

Liabilities:
Payable for investments purchased	635,418
Payable for capital shares redeemed	66
Accrued expenses and other payables:
Investment advisory fees	17,037
Fund administration fees	19,108
Distribution fees	147,528
Administrative servicing fees	110,521
Accounting and transfer agent fees	7
Custodian fees	3,053
Compliance program costs (Note 3)	669
Professional fees	10,881
Printing fees	4,223
Other	120

Total Liabilities	948,631

Net Assets	$897,996,499

Represented by:
Capital	$912,598,344
Accumulated distributions in excess of net investment loss	(1,663,648)
Accumulated net realized losses from affiliated investments and futures transactions	(12,359,600)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,018,338
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,596,935)

Net Assets	$897,996,499

Net Assets:
Class I Shares	$792,304
Class II Shares	897,204,195

Total	$897,996,499

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	75,349
Class II Shares	85,442,150

Total	85,517,499

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.52
Class II Shares	$10.50

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$86,040
Interest income from non-affiliates	10,542

Total Income	96,582

EXPENSES:
Investment advisory fees	912,120
Fund administration fees	108,706
Distribution fees Class II Shares	1,035,562
Administrative servicing fees Class I Shares	561
Administrative servicing fees Class II Shares	640,739
Professional fees	20,685
Printing fees	7,554
Trustee fees	11,899
Custodian fees	13,738
Accounting and transfer agent fees	294
Compliance program costs (Note 3)	1,592
Other	15,184

Total expenses before earnings credit, fees waived and expenses reimbursed	2,768,634

Earnings credit (Note 5)	(2)
Distribution fees waived — Class II (Note 3)	(207,119)
Expenses reimbursed by adviser (Note 3)	(801,283)

Net Expenses	1,760,230

NET INVESTMENT LOSS	(1,663,648)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	1,217,526
Net realized losses from futures transactions (Note 2)	(7,958,440)

Net realized losses from affiliated investments and futures transactions	(6,740,914)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	17,705,169
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,058,464)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	15,646,705

Net realized/unrealized gains from affiliated investments and futures transactions	8,905,791

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,242,143

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(1,663,648)	$9,270,591
Net realized gains/(losses) from affiliated investments and futures transactions	(6,740,914)	15,784,434
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	15,646,705	(23,611,895)

Change in net assets resulting from operations	7,242,143	1,443,130

Distributions to Shareholders From:
Net investment income:
Class I	–	(17,173	)(a)
Class II	–	(18,823,267)
Net realized gains:
Class I	–	(9,189	)(a)
Class II	–	(11,799,809)

Change in net assets from shareholder distributions	–	(30,649,438)

Change in net assets from capital transactions	132,723,464	559,222,981

Change in net assets	139,965,607	530,016,673

Net Assets:
Beginning of period	758,030,892	228,014,219

End of period	$897,996,499	$758,030,892

Accumulated distributions in excess of net investment loss at end of period	$(1,663,648)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$168,769	$662,228	(a)
Dividends reinvested	–	26,362	(a)
Cost of shares redeemed	(36,966)	(5,480	)(a)

Total Class I Shares	131,803	683,110	(a)

Class II Shares
Proceeds from shares issued	134,771,827	534,616,305
Dividends reinvested	–	30,623,076
Cost of shares redeemed	(2,180,166)	(6,699,510)

Total Class II Shares	132,591,661	558,539,871

Change in net assets from capital transactions	$132,723,464	$559,222,981

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

8

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Managed Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

SHARE TRANSACTIONS:
Class I Shares
Issued	16,019	60,804	(a)
Reinvested	–	2,522	(a)
Redeemed	(3,490)	(506	)(a)

Total Class I Shares	12,529	62,820	(a)

Class II Shares
Issued	12,763,372	49,340,178
Reinvested	–	2,923,149
Redeemed	(208,847)	(635,483)

Total Class II Shares	12,554,525	51,627,844

Total change in shares	12,567,054	51,690,664

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.39	(0.01)	0.14	0.13	–	–	–	$10.52	1.25%	$792,304	0.22%	(0.20%)		0.41%	8.92%
Period Ended December 31, 2014 (f)(g)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%	$652,993	0.22%	3.93%(	h)	0.42%	2.22%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.39	(0.02)	0.13	0.11	–	–	–	$10.50	1.06%	$897,204,195	0.42%	(0.40%)		0.67%	8.92%
Year Ended December 31, 2014 (f)	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%	$757,377,899	0.42%	1.86%		0.67%	2.22%
Period Ended December 31, 2013 (f)(i)	$10.00	0.28	0.71	0.99	(0.17)	(0.09)	(0.26)	$10.73	9.94%	$228,014,219	0.39%	4.02%		0.69%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(2,596,935)
Total		$(2,596,935)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(7,958,440)
Total	$(7,958,440)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(2,058,464)
Total	$(2,058,464)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.22%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $45,356 during the six months ended June 30, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31,2013 Amount(a)	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$144,009	$1,003,613	$801,283	$1,948,905

(a)	For the period from May 1, 2013 through December 31, 2013.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $108,706 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,592.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $207,119.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $641,300.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4. Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$48,609,308	$16,729,388	$140,687	$—	$8,967	$—	$67,412,713
NVIT Multi-Manager International Value Fund, Class Y	58,603,155	14,696,084	170,630	—	(1,346)	—	76,694,449
NVIT Multi-Manager Large Cap Growth Fund, Class Y	100,686,308	17,406,396	602,997	—	80,176	—	121,643,178
NVIT Multi-Manager Large Cap Value Fund, Class Y	119,969,985	20,215,611	5,440,526	—	349,153	—	137,090,274
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	30,903,349	4,072,691	11,573,475	—	584,648	—	26,729,619
NVIT Multi-Manager Mid Cap Value Fund, Class Y	47,348,385	7,580,854	4,460,196	—	(143,569)	—	51,041,117
NVIT Multi-Manager Small Cap Growth Fund, Class Y	7,807,468	1,263,476	1,020,677	—	58,852	—	8,845,168
NVIT Multi-Manager Small Cap Value Fund, Class Y	23,074,058	2,809,215	8,895,404	—	397,272	—	17,347,743
NVIT Multi-Manager Small Company Fund, Class Y	7,488,699	1,263,476	442,420	—	26,091	—	8,778,383
Nationwide Bond Fund, Institutional Class	—	24,871,092	23,925	86,040	(21)	—	24,632,392
NVIT Core Bond Fund, Class Y	86,874,804	15,161,708	936,505	—	(17,275)	—	101,468,974
NVIT Core Plus Bond Fund, Class Y	87,329,941	35,828,919	251,432	—	(7,676)	—	122,727,542
NVIT Short Term Bond Fund, Class Y	114,257,603	14,328,340	37,483,347	—	(117,746)	—	92,249,236

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $176,227,250 and sales of $71,442,221 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$854,876,223	$9,166,363	$(7,381,798)	$1,784,565

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderate Fund

SAR-CD-MOD 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation†

Equity Funds	59.8%
Fixed Income Funds	40.2%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	15.9%
NVIT Core Plus Bond Fund, Class Y	15.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14.0%
NVIT Core Bond Fund, Class Y	12.0%
NVIT Short Term Bond Fund, Class Y	10.1%
NVIT Multi-Manager International Value Fund, Class Y	8.9%
NVIT Multi-Manager International Growth Fund, Class Y	7.9%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.0%
Nationwide Bond Fund, Institutional Class	3.0%
Other Holdings	4.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,024.10	1.41	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.41	1.40	0.28
Class II Shares	Actual	(b)	1,000.00	1,024.10	1.86	0.37
	Hypothetical	(b)(c)	1,000.00	1,022.96	1.86	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderate Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 59.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	20,177,266	$235,468,694
NVIT Multi-Manager International Value Fund, Class Y (a)	24,663,250	263,896,777
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	29,573,561	414,029,851
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	39,230,424	471,942,000
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	6,438,257	89,878,071
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	14,877,027	178,375,548
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,328,701	30,945,443
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	3,753,250	60,202,136
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,232,621	30,630,620

Total Equity Funds (cost $1,414,008,074)		1,775,369,140

Fixed Income Funds 40.2%
Nationwide Bond Fund, Institutional Class (a)	9,313,461	89,874,903
NVIT Core Bond Fund, Class Y (a)	32,511,514	356,651,314
NVIT Core Plus Bond Fund, Class Y (a)	38,966,738	447,727,819
NVIT Short Term Bond Fund, Class Y (a)	28,425,905	298,472,001

Total Fixed Income Funds (cost $1,191,802,078)		1,192,726,037

Total Mutual Funds (cost $2,605,810,152)		2,968,095,177

Total Investments (cost $2,605,810,152) (b) — 100.0%		2,968,095,177
Liabilities in excess of other assets — 0.0%†		(890,348)

NET ASSETS — 100.0%		$2,967,204,829

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT CardinalSM Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,605,810,152)	$2,968,095,177
Receivable for capital shares issued	1,004,178
Prepaid expenses	19,258

Total Assets	2,969,118,613

Liabilities:
Payable for investments purchased	992,875
Payable for capital shares redeemed	2,501
Accrued expenses and other payables:
Investment advisory fees	473,127
Fund administration fees	56,308
Distribution fees	219,566
Administrative servicing fees	123,584
Accounting and transfer agent fees	366
Custodian fees	19,226
Compliance program costs (Note 3)	2,616
Professional fees	12,321
Printing fees	11,049
Other	245

Total Liabilities	1,913,784

Net Assets	$2,967,204,829

Represented by:
Capital	$2,345,097,244
Accumulated undistributed net investment income	43,735,147
Accumulated net realized gains from affiliated investments	216,087,413
Net unrealized appreciation/(depreciation) from investments in affiliates	362,285,025

Net Assets	$2,967,204,829

Net Assets:
Class I Shares	$34,597,686
Class II Shares	2,932,607,143

Total	$2,967,204,829

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,807,977
Class II Shares	238,457,087

Total	241,265,064

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.32
Class II Shares	$12.30

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$298,035

Total Income	298,035

EXPENSES:
Investment advisory fees	2,860,142
Fund administration fees	339,778
Distribution fees Class II Shares	3,688,505
Administrative servicing fees Class I Shares	8,616
Administrative servicing fees Class II Shares	746,062
Professional fees	55,445
Printing fees	10,940
Trustee fees	42,417
Custodian fees	55,356
Accounting and transfer agent fees	823
Compliance program costs (Note 3)	5,737
Other	29,586

Total expenses before earnings credit and fees waived	7,843,407

Earnings credit (Note 5)	(24)
Distribution fees waived — Class II (Note 3)	(2,360,669)

Net Expenses	5,482,714

NET INVESTMENT LOSS	(5,184,679)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	51,529,253
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,203,548

Net realized/unrealized gains from affiliated investments	75,732,801

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$70,548,122

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(5,184,679)	$42,732,055
Net realized gains from affiliated investments	51,529,253	214,148,255
Net change in unrealized appreciation/(depreciation) from investments in affiliates	24,203,548	(123,674,819)

Change in net assets resulting from operations	70,548,122	133,205,491

Distributions to Shareholders From:
Net investment income:
Class I	–	(819,206)
Class II	–	(70,800,354)
Net realized gains:
Class I	–	(762,894)
Class II	–	(70,105,160)

Change in net assets from shareholder distributions	–	(142,487,614)

Change in net assets from capital transactions	(90,399,080)	33,876,531

Change in net assets	(19,850,958)	24,594,408

Net Assets:
Beginning of period	2,987,055,787	2,962,461,379

End of period	$2,967,204,829	$2,987,055,787

Accumulated undistributed net investment income at end of period	$43,735,147	$48,919,826

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,919,048	$5,044,282
Dividends reinvested	–	1,582,100
Cost of shares redeemed	(1,759,594)	(2,656,365)

Total Class I Shares	159,454	3,970,017

Class II Shares
Proceeds from shares issued	8,879,310	62,241,098
Dividends reinvested	–	140,905,514
Cost of shares redeemed	(99,437,844)	(173,240,098)

Total Class II Shares	(90,558,534)	29,906,514

Change in net assets from capital transactions	$(90,399,080)	$33,876,531

SHARE TRANSACTIONS:
Class I Shares
Issued	155,805	414,520
Reinvested	–	130,418
Redeemed	(142,663)	(218,026)

Total Class I Shares	13,142	326,912

Class II Shares
Issued	724,151	5,099,786
Reinvested	–	11,636,484
Redeemed	(8,088,504)	(14,233,932)

Total Class II Shares	(7,364,353)	2,502,338

Total change in shares	(7,351,211)	2,829,250

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Asset s (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015(f) (Unaudited)	$12.03	(0.02)	0.31	0.29	–	–	–	$12.32	2.41%		$34,597,686	0.28%	(0.26%	)	0.28%	8.05%
Year Ended December 31, 2014 (f)	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%		$33,626,104	0.28%	1.59%		0.28%	6.14%
Year Ended December 31, 2013 (f)	$10.65	0.16	1.73	1.89	(0.19)	(0.28)	(0.47)	$12.07	17.98%		$29,785,972	0.28%	1.41%		0.28%	4.60%
Year Ended December 31, 2012 (f)	$9.76	0.13	1.09	1.22	(0.16)	(0.17)	(0.33)	$10.65	12.45%		$22,401,147	0.29%	1.21%		0.29%	9.52%
Year Ended December 31, 2011 (f)	$10.30	0.13	(0.36)	(0.23)	(0.25)	(0.06)	(0.31)	$9.76	(2.25%	)	$18,114,596	0.29%	1.26%		0.29%	8.66%
Year Ended December 31, 2010 (f)	$9.33	0.13	0.93	1.06	(0.09)	–	(0.09)	$10.30	11.42%		$16,991,776	0.29%	1.34%		0.29%	4.41%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$12.01	(0.02)	0.31	0.29	–	–	–	$12.30	2.41%		$2,932,607,143	0.37%	(0.35%	)	0.53%	8.05%
Year Ended December 31, 2014 (f)	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%		$2,953,429,683	0.37%	1.43%		0.53%	6.14%
Year Ended December 31, 2013 (f)	$10.64	0.15	1.72	1.87	(0.18)	(0.28)	(0.46)	$12.05	17.80%		$2,932,675,407	0.37%	1.32%		0.53%	4.60%
Year Ended December 31, 2012 (f)	$9.75	0.12	1.09	1.21	(0.15)	(0.17)	(0.32)	$10.64	12.37%		$2,271,186,975	0.38%	1.14%		0.54%	9.52%
Year Ended December 31, 2011 (f)	$10.29	0.13	(0.37)	(0.24)	(0.24)	(0.06)	(0.30)	$9.75	(2.33%	)	$1,888,371,369	0.38%	1.26%		0.54%	8.66%
Year Ended December 31, 2010 (f)	$9.32	0.13	0.92	1.05	(0.08)	–	(0.08)	$10.29	11.37%		$1,347,709,722	0.38%	1.32%		0.54%	4.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share of class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.19%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $339,778 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $5,737.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such distribution fees by NFD amounted to $2,360,669.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $754,678.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.05% and 0.05% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Multi-Manager International Growth Fund, Class Y	$201,021,179	$26,277,631	$1,132,373	$—	$468,043	$—	$235,468,694
NVIT Multi-Manager International Value Fund, Class Y	251,706,621	3,376,092	6,926,424	—	746,052	—	263,896,777
NVIT Multi-Manager Large Cap Growth Fund, Class Y	393,812,259	22,094,423	17,468,242	—	6,309,485	—	414,029,851
NVIT Multi-Manager Large Cap Value Fund, Class Y	483,296,420	—	20,747,992	—	5,760,491	—	471,942,000
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	125,133,001	—	47,721,529	—	15,031,720	—	89,878,071
NVIT Multi-Manager Mid Cap Value Fund, Class Y	186,414,191	—	10,144,572	—	2,478,472	—	178,375,548
NVIT Multi-Manager Small Cap Growth Fund, Class Y	34,174,386	—	6,344,265	—	1,842,179	—	30,945,443
NVIT Multi-Manager Small Cap Value Fund, Class Y	96,679,784	—	37,804,894	—	15,773,340	—	60,202,136
NVIT Multi-Manager Small Company Fund, Class Y	31,303,718	—	2,473,960	—	1,137,675	—	30,630,620
Nationwide Bond Fund, Institutional Class	—	90,610,422	—	298,035	—	—	89,874,903
NVIT Core Bond Fund, Class Y	356,181,662	2,037,876	3,535,834	—	218,105	—	356,651,314
NVIT Core Plus Bond Fund, Class Y	357,521,662	97,014,282	6,117,034	—	325,375	—	447,727,819
NVIT Short Term Bond Fund, Class Y	470,742,365	—	176,618,479	—	1,438,316	—	298,472,001

Amounts designated as “—” are zero or have been rounded to zero.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $241,410,726 and sales of $337,035,598(excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,606,507,138	$363,335,233	$(1,747,194)	$361,588,039

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2015 (Unaudited)

NVIT CardinalSM Aggressive Fund

NVIT CardinalSM Moderately Aggressive Fund

NVIT CardinalSM Capital Appreciation Fund

NVIT CardinalSM Moderate Fund

NVIT CardinalSM Balanced Fund

NVIT CardinalSM Moderately Conservative Fund

NVIT CardinalSM Conservative Fund

NVIT CardinalSM Managed Growth Fund

NVIT CardinalSM Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

18

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Cardinal Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser, if applicable;

●

For certain Funds, the activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Conservative Fund, and NVIT Cardinal Managed Growth & Income Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Cardinal Managed Growth Fund). The Trustees considered that NVIT Cardinal Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, NVIT Cardinal Managed Growth & Income Fund ranked in the 4th quintile of its performance universe for the one-year period ended August 31, 2014, and that each of NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund ranked in the

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees took into consideration the Adviser’s statements that the assets of the Cardinal Funds are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. For Funds that were not ranked in the top three quintiles, the Trustees considered the Adviser’s statement that it was confident in the Funds’ asset allocations and their ability to provide investment exposures and long-term risk adjusted returns consistent with the Funds’ investment theses. They also considered that the NVIT Cardinal Managed Growth & Income Fund had only been in operation for a relatively short period of time. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted the Adviser’s view that the Cardinal Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees considered that each Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was within a reasonable variance of the 60th percentile of the Fund’s Lipper expense group. The Trustees also considered information provided by the Adviser based on Lipper data regarding the fees and expenses of funds of funds of a similar size to the Cardinal Funds and noted that the Cardinal Funds’ actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) appeared to be generally comparable to or within a reasonable variance of the advisory fees and expense ratios of the comparable funds. The Trustees also considered the actual advisory fees and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that the advisory fee rate schedule for each of the Funds is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds, and that the advisory fee rate schedules for the underlying funds in which each Fund invests are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

20

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

24

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

25

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

26

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

27

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

28

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

29

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

30

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

31

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Government Bond Fund

SAR-GB 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Government Bond Fund

Asset Allocation†

U.S. Government Sponsored & Agency Obligations	26.7%
U.S. Government Mortgage Backed Agencies	25.1%
U.S. Treasury Notes	19.8%
Collateralized Mortgage Obligations	14.1%
U.S. Treasury Bonds	12.3%
Other assets in excess of liabilities	2.0%
100.0%

Top Holdings††

Federal National Mortgage Association REMICS, 2.50%, 09/25/42	9.1%
Private Export Funding Corp., 5.45%, 09/15/17	6.6%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/23	6.4%
U.S. Treasury Notes, 3.13%, 05/15/19	5.9%
Tennessee Valley Authority, 7.13%, 05/01/30	5.9%
Federal Agricultural Mortgage Corp. Guaranteed Notes Trust, 5.13%, 04/19/17	5.4%
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 05/01/45	5.1%
U.S. Treasury Inflation Indexed Bonds, 2.50%, 01/15/29	4.3%
U.S. Treasury Notes, 1.50%, 05/31/19	3.4%
U.S. Treasury Bonds, 3.75%, 11/15/43	3.2%
Other Holdings	44.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	999.10	3.42	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.46	0.69
Class II Shares	Actual	(a)	1,000.00	998.20	4.56	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.23	4.61	0.92
Class IV Shares	Actual	(a)	1,000.00	1,000.00	3.42	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.46	0.69
Class Y Shares	Actual	(a)	1,000.00	1,000.00	2.63	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.17	2.66	0.53

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Government Bond Fund

Collateralized Mortgage Obligations 14.1%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS Series 2468, Class TE, 5.50%, 07/15/17	$372,782	$387,347
Series 2517, Class BH, 5.50%, 10/15/17	750,084	781,755
Series 2509, Class LK, 5.50%, 10/15/17	1,066,403	1,112,285
Series 2985, Class JR, 4.50%, 06/15/25	8,297,882	8,985,561
Series 2922, Class GA, 5.50%, 05/15/34	2,136,281	2,304,669
Federal National Mortgage Association REMICS Series 2003-64, Class HQ, 5.00%, 07/25/23	3,170,602	3,419,250
Series 1993-149, Class M, 7.00%, 08/25/23	754,450	855,314
Series 2005-40, Class YG, 5.00%, 05/25/25	7,983,338	8,607,556
Series 2003-66, Class AP, 3.50%, 11/25/32	56,362	56,904
Series 2013-59, Class MX, 2.50%, 09/25/42	44,669,113	45,390,609

Total Collateralized Mortgage Obligations (cost $69,881,984)		71,901,250

U.S. Government Mortgage Backed Agencies 25.1%
Federal Home Loan Mortgage Corp. Gold Pool Pool# Q33547, 3.50%, 05/01/45	24,911,702	25,672,125
Federal Home Loan Mortgage Corp. Non Gold Pool Pool# 847558, 2.97%, 06/01/35 (a)	3,703,604	3,972,488
Federal National Mortgage Association Pool Pool# 383661 6.62%, 06/01/16	8,819,408	9,223,686
Pool# 462260 5.60%, 09/01/18	3,297,570	3,294,229
Pool# 874142 5.56%, 12/01/21	10,909,521	12,675,193
Pool# 932840 3.50%, 12/01/25	1,579,863	1,670,406
Pool# AB2514 3.50%, 03/01/26	2,899,443	3,065,795
Pool# AK8393 2.50%, 03/01/27	2,061,093	2,101,605
Pool# AK9461 Pool# AV7733 3.50%, 01/01/29	6,060,412	6,433,504

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 745684 2.28%, 04/01/34 (a)	$7,088,415	$7,539,107
Pool# 790760 2.16%, 09/01/34 (a)	2,377,584	2,545,188
Pool# 799144 1.79%, 04/01/35 (a)	825,093	878,355
Pool# 822705 2.37%, 04/01/35 (a)	869,865	923,614
Pool# 815217 2.26%, 05/01/35 (a)	1,583,656	1,686,203
Pool# 821377 2.36%, 05/01/35 (a)	1,877,716	1,994,188
Pool# 783609 2.47%, 05/01/35 (a)	1,537,176	1,640,473
Pool# 826181 2.15%, 07/01/35 (a)	4,277,626	4,561,044
Pool# 873932 6.31%, 08/01/36	7,446,332	8,427,334
Pool# 745866 2.25%, 09/01/36 (a)	10,904,197	11,656,349
Government National Mortgage Association I Pool Pool# 711052 3.50%, 12/15/24	98,853	104,119
Pool# 748484 3.50%, 08/15/25	438,503	461,862
Pool# 682492 3.50%, 10/15/25	1,681,273	1,776,276
Pool# 719433 3.50%, 10/15/25	814,646	860,536
Pool# 682497 3.50%, 11/15/25	1,480,984	1,568,801
Pool# 705178 3.50%, 11/15/25	529,235	558,235
Pool# 707690 3.50%, 11/15/25	218,919	230,581
Pool# 733504 3.50%, 11/15/25	1,686,584	1,784,663
Pool# 740930 3.50%, 11/15/25	644,288	680,419
Pool# 742371 3.50%, 11/15/25	611,634	645,782
Pool# 749618 3.50%, 11/15/25	1,890,022	2,002,363
Pool# 750403 3.50%, 11/15/25	369,892	391,500
Pool# 682502 3.50%, 12/15/25	1,193,716	1,263,098
Pool# 755650 3.50%, 12/15/25	5,539,239	5,868,319

Total U.S. Government Mortgage Backed Agencies (cost $122,494,765)		128,157,440

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Government Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 26.7%

	Principal Amount	Market Value

Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 5.13%, 04/19/17 (b)	$25,000,000	$26,894,125
Federal Home Loan Bank 1.63%, 06/14/19	15,000,000	15,074,775
Federal National Mortgage Association 6.09%, 09/27/27	10,000,000	13,064,990
Private Export Funding Corp. 5.45%, 09/15/17	30,000,000	32,905,410
2.25%, 12/15/17	13,000,000	13,363,558
2.45%, 07/15/24	5,500,000	5,269,853
Tennessee Valley Authority 7.13%, 05/01/30	20,721,000	29,522,141
U.S. Department of Housing and Urban Development 7.08%, 08/01/16	10,000	10,029

Total U.S. Government Sponsored & Agency Obligations (cost $133,523,630)		136,104,881

U.S. Treasury Bonds 12.3%
U.S. Treasury Bonds 2.88%, 05/15/43 (c)	16,000,000	15,247,504
3.75%, 11/15/43	14,175,000	15,944,664
U.S. Treasury Inflation Indexed Bonds 2.50%, 01/15/29 (d)	16,000,000	21,730,064
0.63%, 02/15/43 (d)	10,750,000	9,807,785

Total U.S. Treasury Bonds (cost $67,475,102)		62,730,017

U.S. Treasury Notes 19.8%
U.S. Treasury Inflation Indexed Notes 1.38%, 07/15/18 (d)	10,500,000	12,218,026
0.13%, 01/15/23 (d)	32,000,000	32,221,826

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes 3.13%, 05/15/19 (c)	$27,750,000	$29,612,275
1.50%, 05/31/19	17,000,000	17,094,299
2.00%, 09/30/20 (c)	10,000,000	10,145,310

Total U.S. Treasury Notes (cost $103,754,287)		101,291,736

Total Investments (cost $497,129,768) (e) — 98.0%		500,185,324
Other assets in excess of liabilities — 2.0%		10,457,292

NET ASSETS — 100.0%		$510,642,616

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $26,894,125 which represents 5.27% of net assets.

(c)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $54,675,686, which was collateralized by $55,654,381 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.19% - 10.00%, and maturity dates ranging from 09/01/15 - 05/20/65.

(d)	Principal amounts are not adjusted for inflation.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

6

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Government Bond Fund
Assets:
Investments, at value* (cost $497,129,768)	$500,185,324
Cash	8,647,898
Interest receivable	2,440,285
Security lending income receivable	1,003
Receivable for investments sold	37,233
Receivable for capital shares issued	168,991
Prepaid expenses	3,294

Total Assets	511,484,028

Liabilities:
Payable for capital shares redeemed	500,865
Accrued expenses and other payables:
Investment advisory fees	199,094
Fund administration fees	16,246
Distribution fees	498
Administrative servicing fees	89,751
Accounting and transfer agent fees	444
Custodian fees	3,814
Compliance program costs (Note 3)	481
Professional fees	14,838
Printing fees	15,254
Other	127

Total Liabilities	841,412

Net Assets	$510,642,616

Represented by:
Capital	$505,812,653
Accumulated undistributed net investment income	4,583,208
Accumulated net realized losses from investments	(2,808,801)
Net unrealized appreciation/(depreciation) from investments	3,055,556

Net Assets	$510,642,616

*	Includes value of securities on loan of $54,675,686 (Note 2).

7

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Government Bond Fund
Net Assets:
Class I Shares	$491,733,735
Class II Shares	2,408,766
Class IV Shares	16,489,862
Class Y Shares	10,253

Total	$510,642,616

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	44,458,337
Class II Shares	218,638
Class IV Shares	1,491,541
Class Y Shares	926

Total	46,169,442

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.06
Class II Shares	$11.02
Class IV Shares	$11.06
Class Y Shares	$11.07

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$5,775,221
Income from securities lending (Note 2)	3,289

Total Income	5,778,510

EXPENSES:
Investment advisory fees	1,294,040
Fund administration fees	98,222
Distribution fees Class II Shares	3,287
Administrative servicing fees Class I Shares	384,119
Administrative servicing fees Class II Shares	1,822
Administrative servicing fees Class IV Shares	12,759
Professional fees	21,932
Printing fees	16,887
Trustee fees	7,510
Custodian fees	10,121
Accounting and transfer agent fees	1,689
Compliance program costs (Note 3)	1,028
Other	7,280

Total expenses before fees waived	1,860,696

Investment advisory fees waived (Note 3)	(35,401)

Net Expenses	1,825,295

NET INVESTMENT INCOME	3,953,215

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,261,714
Net change in unrealized appreciation/(depreciation) from investments	(6,133,006)

Net realized/unrealized losses from investments	(3,871,292)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$81,923

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$3,953,215	$10,154,897
Net realized gains/(losses) from investments	2,261,714	(766,078)
Net change in unrealized appreciation/(depreciation) from investments	(6,133,006)	17,329,373

Change in net assets resulting from operations	81,923	26,718,192

Distributions to Shareholders From:
Net investment income:
Class I	–	(10,901,747)
Class II	–	(54,034)
Class III (a)	–	(67,539)
Class IV	–	(357,450)
Class Y	–	(135	)(b)

Change in net assets from shareholder distributions	–	(11,380,905)

Change in net assets from capital transactions	(37,800,962)	(93,672,115)

Change in net assets	(37,719,039)	(78,334,828)

Net Assets:
Beginning of period	548,361,655	626,696,483

End of period	$510,642,616	$548,361,655

Accumulated undistributed net investment income at end of period	$4,583,208	$629,993

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$20,113,310	$68,478,424
Proceeds from shares issued from class conversion	–	8,564,855
Dividends reinvested	–	10,901,747
Cost of shares redeemed	(56,420,685)	(169,490,581)

Total Class I Shares	(36,307,375)	(81,545,555)

Class II Shares
Proceeds from shares issued	6,561	121,381
Dividends reinvested	–	54,034
Cost of shares redeemed	(518,472)	(797,973)

Total Class II Shares	(511,911)	(622,558)

Class III Shares (a)
Proceeds from shares issued	–	576,246
Dividends reinvested	–	67,539
Cost of shares redeemed in class conversion	–	(8,564,855)
Cost of shares redeemed	–	(1,898,520)

Total Class III Shares	–	(9,819,590)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

10

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$197,045	$593,515
Dividends reinvested	–	357,450
Cost of shares redeemed	(1,178,721)	(2,645,512)

Total Class IV Shares	(981,676)	(1,694,547)

Class Y Shares
Proceeds from shares issued	–	10,000 (b)
Dividends reinvested	–	135 (b)
Cost of shares redeemed	–	– (b)

Total Class Y Shares	–	10,135 (b)

Change in net assets from capital transactions	$(37,800,962)	$(93,672,115)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,797,911	6,176,862
Issued in class conversion	–	784,062
Reinvested	–	991,404
Redeemed	(5,050,679)	(15,340,713)

Total Class I Shares	(3,252,768)	(7,388,385)

Class II Shares
Issued	592	11,135
Reinvested	–	4,931
Redeemed	(46,590)	(72,738)

Total Class II Shares	(45,998)	(56,672)

Class III Shares (a)
Issued	–	52,563
Reinvested	–	6,196
Redeemed in class conversion	–	(783,445)
Redeemed	–	(173,917)

Total Class III Shares	–	(898,603)

Class IV Shares
Issued	17,655	53,901
Reinvested	–	32,530
Redeemed	(105,684)	(240,124)

Total Class IV Shares	(88,029)	(153,693)

Class Y Shares
Issued	–	914 (b)
Reinvested	–	12 (b)
Redeemed	–	– (b)

Total Class Y Shares	–	926 (b)

Total change in shares	(3,386,795)	(8,496,427)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.07	0.08	(0.09)	(0.01)	–	–	–	$11.06	(0.09%	)	$491,733,735	0.69%	1.49%	0.70%	8.31%
Year Ended December 31, 2014 (e)	$10.80	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013 (e)	$11.63	0.18	(0.65)	(0.47)	(0.23)	(0.13)	(0.36)	$10.80	(4.06%	)	$594,823,790	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012 (e)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	$11.63	3.06%		$762,193,954	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011 (e)	$11.49	0.31	0.52	0.83	(0.35)	(0.04)	(0.39)	$11.93	7.25%		$822,948,756	0.68%	2.66%	0.68%	87.44%
Year Ended December 31, 2010 (e)	$11.74	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	$11.49	4.78%		$914,319,283	0.69%	3.01%	0.69%	98.86%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.04	0.07	(0.09)	(0.02)	–	–	–	$11.02	(0.18%	)	$2,408,766	0.92%	1.23%	0.94%	8.31%
Year Ended December 31, 2014 (e)	$10.77	0.16	0.30	0.46	(0.19)	–	(0.19)	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%
Year Ended December 31, 2013 (e)	$11.59	0.15	(0.64)	(0.49)	(0.20)	(0.13)	(0.33)	$10.77	(4.26%	)	$3,459,202	0.93%	1.37%	0.94%	108.42%
Year Ended December 31, 2012 (e)	$11.89	0.20	0.13	0.33	(0.23)	(0.40)	(0.63)	$11.59	2.76%		$4,541,520	0.94%	1.67%	0.94%	84.84%
Year Ended December 31, 2011 (e)	$11.45	0.28	0.52	0.80	(0.32)	(0.04)	(0.36)	$11.89	7.00%		$5,860,810	0.93%	2.42%	0.93%	87.44%
Year Ended December 31, 2010 (e)	$11.70	0.33	0.19	0.52	(0.32)	(0.45)	(0.77)	$11.45	4.52%		$7,951,647	0.94%	2.77%	0.94%	98.86%

Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.06	0.08	(0.08)	–	–	–	–	$11.06	–		$16,489,862	0.69%	1.50%	0.70%	8.31%
Year Ended December 31, 2014 (e)	$10.79	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013 (e)	$11.63	0.18	(0.66)	(0.48)	(0.23)	(0.13)	(0.36)	$10.79	(4.13%	)	$18,704,759	0.68%	1.62%	0.69%	108.42%
Year Ended December 31, 2012 (e)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	$11.63	3.06%		$21,839,388	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011 (e)	$11.48	0.31	0.53	0.84	(0.35)	(0.04)	(0.39)	$11.93	7.35%		$23,844,005	0.68%	2.66%	0.68%	87.44%
Year Ended December 31, 2010 (e)	$11.73	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	$11.48	4.78%		$28,391,287	0.69%	3.00%	0.69%	98.86%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.07	0.09	(0.09)	–	–	–	–	$11.07	–		$10,253	0.53%	1.66%	0.53%	8.31%
Period Ended December 31, 2014 (e)(f)	$10.94	0.13	0.15	0.28	(0.15)	–	(0.15)	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 2 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $12,976, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $22,425, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.49%, and after contractual and voluntary fee waivers was 0.48% and 0.48%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $363,377 during the six months ended June 30, 2015.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $98,222 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,028.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $398,700.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.14%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $44,077,649 and sales of $81,294,385 (excluding short-term securities).

For the six months ended June 30, 2015, the Fund had purchases of $18,265,816 and sales of $61,087,080 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$497,129,768	$12,680,242	$(9,624,686)	$3,055,556

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

32

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

33

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Semiannual Report

June 30, 2015 (Unaudited)

NVIT International Index Fund

SAR-INTX 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT International Index Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	3.2%
Preferred Stocks	0.6%
Rights††	0.0%
Liabilities in excess of other assets	(2.1%)
100.0%

Top Industries†††

Banks	13.3%
Pharmaceuticals	9.2%
Insurance	5.5%
Oil, Gas & Consumable Fuels	4.8%
Automobiles	4.1%
Chemicals	3.5%
Food Products	3.6%
Diversified Telecommunication Services	3.1%
Metals & Mining	2.7%
Machinery	2.4%
Other Industries*	47.8%
100.0%

Top Holdings†††

Nestle SA	1.7%
Novartis AG	1.7%
Roche Holding AG	1.5%
Toyota Motor Corp.	1.4%
HSBC Holdings PLC	1.3%
BP PLC	0.9%
Sanofi	0.9%
Bayer AG	0.9%
Royal Dutch Shell PLC	0.8%
Commonwealth Bank of Australia	0.8%
Other Holdings*	88.1%
100.0%

Top Countries†††

Japan	22.1%
United Kingdom	17.7%
Switzerland	9.5%
France	9.2%
Germany	8.6%
Australia	6.8%
Spain	3.4%
Netherlands	3.4%
Hong Kong	3.1%
Sweden	2.8%
Other Countries*	13.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,062.10	2.25	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.61	2.21	0.44
Class II Shares	Actual	(a)	1,000.00	1,061.10	3.27	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.62	3.21	0.64
Class VIII Shares	Actual	(a)	1,000.00	1,060.20	4.29	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.63	4.21	0.84
Class Y Shares	Actual	(a)	1,000.00	1,064.40	1.48	0.29
	Hypothetical	(a)(b)	1,000.00	1,023.36	1.45	0.29

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT International Index Fund

Common Stocks 98.3%

	Shares	Market Value

AUSTRALIA 6.9%
Airlines 0.0%†
Qantas Airways Ltd.*	81,457	$197,939

Banks 2.5%
Australia & New Zealand Banking Group Ltd.	387,829	9,624,813
Bank of Queensland Ltd. (a)	48,389	476,122
Bendigo & Adelaide Bank Ltd.	61,459	581,136
Commonwealth Bank of Australia	227,974	14,949,835
National Australia Bank Ltd.	367,389	9,436,045
Westpac Banking Corp.	437,551	10,825,898

		45,893,849

Beverages 0.1%
Coca-Cola Amatil Ltd.	85,786	605,129
Treasury Wine Estates Ltd.	83,457	320,502

		925,631

Biotechnology 0.2%
CSL Ltd.	66,698	4,446,514

Capital Markets 0.2%
Macquarie Group Ltd.	40,651	2,547,005
Platinum Asset Management Ltd.	31,853	183,569

		2,730,574

Chemicals 0.1%
Incitec Pivot Ltd. (a)	221,936	657,982
Orica Ltd. (a)	52,366	859,581

		1,517,563

Commercial Services & Supplies 0.1%
Brambles Ltd.	215,526	1,758,200

Construction & Engineering 0.0%†
CIMIC Group Ltd.	12,997	217,728

Construction Materials 0.0%†
Boral Ltd.	101,630	457,829

Containers & Packaging 0.1%
Amcor Ltd.	165,696	1,750,992

Diversified Financial Services 0.0%†
ASX Ltd.	26,067	801,674

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	603,599	2,856,562
TPG Telecom Ltd.	35,140	242,719

		3,099,281

Electric Utilities 0.0%†
AusNet Services	218,957	235,537

Energy Equipment & Services 0.0%†
WorleyParsons Ltd. (a)	25,127	201,739

Food & Staples Retailing 0.5%
Wesfarmers Ltd.	157,835	4,746,593
Woolworths Ltd. (a)	177,465	3,687,591

		8,434,184

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Gas Utilities 0.1%
APA Group	160,613	$1,020,142

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,895	487,899

Health Care Providers & Services 0.1%
Healthscope Ltd.	152,839	320,039
Ramsay Health Care Ltd.	19,678	932,105
Sonic Healthcare Ltd.	55,142	908,006

		2,160,150

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd.	74,945	441,942
Crown Resorts Ltd.	51,418	483,123
Flight Centre Travel Group Ltd. (a)	9,355	245,876
Tabcorp Holdings Ltd.	113,718	398,610
Tatts Group Ltd.	216,985	622,151

		2,191,702

Information Technology Services 0.0%†
Computershare Ltd.	62,987	567,290

Insurance 0.4%
AMP Ltd.	415,803	1,929,455
Insurance Australia Group Ltd.	340,042	1,461,968
Medibank Pvt Ltd.*	365,784	566,787
QBE Insurance Group Ltd.	191,897	2,020,694
Suncorp Group Ltd.	177,930	1,840,876

		7,819,780

Media 0.0%†
REA Group Ltd.	7,549	227,702

Metals & Mining 1.0%
Alumina Ltd.	340,309	400,578
BHP Billiton Ltd.	447,734	9,133,244
BHP Billiton PLC	296,753	5,834,665
Fortescue Metals Group Ltd. (a)	202,077	297,610
Iluka Resources Ltd.	53,872	318,583
Newcrest Mining Ltd.*	106,884	1,076,230
South32 Ltd.*	744,414	1,028,091

		18,089,001

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	77,058	267,578

Multi-Utilities 0.1%
AGL Energy Ltd.	96,433	1,155,161

Oil, Gas & Consumable Fuels 0.3%
Caltex Australia Ltd.	38,521	945,619
Origin Energy Ltd.	154,777	1,428,481
Santos Ltd. (a)	147,224	888,892
Woodside Petroleum Ltd.	104,214	2,749,861

		6,012,853

Professional Services 0.0%†
Seek Ltd.	43,053	466,553

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.5%
BGP Holdings PLC* (b)	848,508	$0
Dexus Property Group	137,409	773,201
Federation Centres	492,663	1,108,545
Goodman Group (a)	247,784	1,196,718
GPT Group (The) (a)	251,479	829,041
Mirvac Group	492,243	701,289
Scentre Group	756,634	2,185,693
Stockland	323,263	1,020,775
Westfield Corp.	271,616	1,907,758

		9,723,020

Real Estate Management & Development 0.1%
Lend Lease Group	80,136	926,553

Road & Rail 0.1%
Asciano Ltd.	135,961	696,699
Aurizon Holdings Ltd.	295,566	1,167,578

		1,864,277

Transportation Infrastructure 0.1%
Sydney Airport	144,242	553,483
Transurban Group	269,349	1,931,127

		2,484,610

		128,133,505

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	38,435	1,095,069
Raiffeisen Bank International AG*	14,955	217,614

		1,312,683

Machinery 0.0%†
ANDRITZ AG	10,261	568,214

Metals & Mining 0.1%
voestalpine AG	15,885	662,045

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	20,339	559,927

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	51,561	0

		3,102,869

BELGIUM 1.3%
Banks 0.1%
KBC Groep NV	35,266	2,364,169

Beverages 0.7%
Anheuser-Busch InBev NV	112,903	13,586,801

Chemicals 0.1%
Solvay SA	8,197	1,129,263
Umicore SA	14,160	672,409

		1,801,672

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	10,943	882,408

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Diversified Telecommunication Services 0.0%†
Proximus	20,402	$721,964

Food & Staples Retailing 0.1%
Colruyt SA	9,328	418,435
Delhaize Group	14,646	1,191,266

		1,609,701

Insurance 0.1%
Ageas	31,124	1,200,868

Media 0.0%†
Telenet Group Holding NV*	6,925	376,772

Pharmaceuticals 0.1%
UCB SA	17,367	1,248,779

		23,793,134

BERMUDA 0.0%†
Energy Equipment & Services 0.0%†
Seadrill Ltd. (a)	51,140	531,118

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	269,200	282,745

DENMARK 1.6%
Banks 0.2%
Danske Bank A/S	98,216	2,887,255

Beverages 0.1%
Carlsberg A/S, Class B	15,316	1,387,717

Chemicals 0.1%
Novozymes A/S, Class B	34,202	1,624,959

Commercial Services & Supplies 0.0%†
ISS A/S	20,663	680,546

Diversified Telecommunication Services 0.0%†
TDC A/S	117,189	859,036

Electrical Equipment 0.1%
Vestas Wind Systems A/S	32,381	1,613,983

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	15,801	1,036,280
William Demant Holding A/S*	2,701	206,049

		1,242,329

Insurance 0.0%†
Tryg A/S	17,914	373,507

Marine 0.1%
AP Moeller — Maersk A/S, Class A	547	959,332
AP Moeller — Maersk A/S, Class B	1,005	1,817,082

		2,776,414

Pharmaceuticals 0.8%
Novo Nordisk A/S, Class B	266,360	14,616,473

Road & Rail 0.0%†
DSV A/S	23,453	759,430

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	16,429	$1,762,901

		30,584,550

FINLAND 0.8%
Auto Components 0.0%†
Nokian Renkaat OYJ	17,325	542,799

Communications Equipment 0.2%
Nokia OYJ	511,660	3,487,969

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,137	606,319

Electric Utilities 0.1%
Fortum OYJ	60,197	1,069,398

Insurance 0.2%
Sampo OYJ, Class A	62,825	2,960,753

Machinery 0.2%
Kone OYJ, Class B (a)	44,794	1,818,190
Metso OYJ (a)	14,191	390,026
Wartsila OYJ Abp	21,330	999,461

		3,207,677

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	17,544	447,548

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R (a)	75,569	778,758
UPM-Kymmene OYJ	76,202	1,348,464

		2,127,222

Pharmaceuticals 0.0%†
Orion OYJ, Class B (a)	13,127	459,818

		14,909,503

FRANCE 9.4%
Aerospace & Defense 0.5%
Airbus Group SE	82,674	5,385,166
Safran SA	41,025	2,788,035
Thales SA	14,386	869,217
Zodiac Aerospace	27,050	881,121

		9,923,539

Air Freight & Logistics 0.0%†
Bollore SA	122,092	653,122

Auto Components 0.2%
Cie Generale des Etablissements Michelin	26,079	2,744,133
Valeo SA	11,181	1,768,645

		4,512,778

Automobiles 0.2%
Peugeot SA*	61,434	1,266,882
Renault SA	27,062	2,837,382

		4,104,264

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Banks 0.9%
BNP Paribas SA	148,368	$9,003,377
Credit Agricole SA	145,358	2,170,189
Natixis SA	134,809	972,963
Societe Generale SA	101,808	4,777,219

		16,923,748

Beverages 0.2%
Pernod Ricard SA (a)	29,836	3,449,116
Remy Cointreau SA	3,751	270,994

		3,720,110

Building Products 0.2%
Cie de Saint-Gobain	66,440	2,999,194

Chemicals 0.4%
Air Liquide SA	48,426	6,144,802
Arkema SA	9,246	668,371

		6,813,173

Commercial Services & Supplies 0.1%
Edenred	29,815	736,692
Societe BIC SA	3,954	630,694

		1,367,386

Communications Equipment 0.1%
Alcatel-Lucent*	385,434	1,405,768

Construction & Engineering 0.3%
Bouygues SA	28,052	1,048,766
Vinci SA	66,319	3,849,004

		4,897,770

Construction Materials 0.1%
Imerys SA	4,676	358,710
Lafarge SA	26,368	1,743,376

		2,102,086

Diversified Financial Services 0.1%
Eurazeo SA	5,307	352,493
Wendel SA	4,583	563,156

		915,649

Diversified Telecommunication Services 0.5%
Iliad SA	3,581	793,864
Orange SA	260,516	4,026,108
Vivendi SA	159,992	4,056,854

		8,876,826

Electric Utilities 0.0%†
Electricite de France SA	35,531	794,780

Electrical Equipment 0.5%
Alstom SA*	29,973	851,361
Legrand SA	37,692	2,121,377
Schneider Electric SE	77,248	5,348,577

		8,321,315

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Energy Equipment & Services 0.1%
Technip SA	14,993	$929,179

Food & Staples Retailing 0.2%
Carrefour SA	77,801	2,500,020
Casino Guichard Perrachon SA	7,741	587,561

		3,087,581

Food Products 0.3%
Danone SA	81,395	5,272,317

Health Care Equipment & Supplies 0.2%
Essilor International SA	28,714	3,439,953

Hotels, Restaurants & Leisure 0.1%
Accor SA	29,502	1,493,100
Sodexo SA	12,968	1,234,525

		2,727,625

Information Technology Services 0.2%
AtoS	12,401	926,644
Cap Gemini SA	21,620	1,918,052

		2,844,696

Insurance 0.4%
AXA SA	271,793	6,890,456
CNP Assurances	23,293	389,849
SCOR SE	20,122	711,543

		7,991,848

Machinery 0.0%†
Vallourec SA	14,392	294,023

Media 0.2%
Eutelsat Communications SA	22,815	736,998
JCDecaux SA	11,513	481,454
Lagardere SCA	17,990	526,403
Numericable-SFR SAS*	12,884	682,924
Publicis Groupe SA	26,395	1,956,477

		4,384,256

Multi-Utilities 0.3%
GDF Suez	203,403	3,787,029
Suez Environnement Co. (a)	41,889	782,026
Veolia Environnement SA	60,401	1,236,681

		5,805,736

Oil, Gas & Consumable Fuels 0.8%
TOTAL SA	300,006	14,715,586

Personal Products 0.3%
L’Oreal SA	35,310	6,317,703

Pharmaceuticals 0.9%
Sanofi	166,351	16,457,098

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Professional Services 0.0%†
Bureau Veritas SA	37,354	$861,084

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,775	321,176
Gecina SA	4,829	595,708
ICADE	4,269	305,356
Klepierre	23,581	1,039,674
Unibail-Rodamco SE	13,776	3,499,171

		5,761,085

Software 0.1%
Dassault Systemes	18,189	1,320,416

Textiles, Apparel & Luxury Goods 0.6%
Christian Dior SE	7,458	1,460,045
Hermes International	3,795	1,416,976
Kering	10,808	1,932,332
LVMH Moet Hennessy Louis Vuitton SE	39,222	6,895,637

		11,704,990

Trading Companies & Distributors 0.0%†
Rexel SA	38,788	625,908

Transportation Infrastructure 0.1%
Aeroports de Paris	4,585	517,925
Groupe Eurotunnel SE REG	65,126	944,276

		1,462,201

		174,334,793

GERMANY 8.2%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	135,965	3,972,804

Airlines 0.0%†
Deutsche Lufthansa AG REG*	30,502	393,538

Auto Components 0.2%
Continental AG	15,457	3,659,868

Automobiles 1.0%
Bayerische Motoren Werke AG	46,513	5,093,848
Daimler AG REG	134,202	12,225,217
Volkswagen AG	4,926	1,140,599

		18,459,664

Banks 0.1%
Commerzbank AG*	148,082	1,893,024

Capital Markets 0.3%
Deutsche Bank AG REG	193,677	5,823,231

Chemicals 1.1%
BASF SE	129,036	11,354,259
Evonik Industries AG	12,965	495,047
K+S AG REG	25,311	1,067,310
Lanxess AG	13,456	793,933

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Chemicals (continued)
Linde AG	26,093	$4,944,977
Symrise AG	16,532	1,026,722

		19,682,248

Construction Materials 0.1%
HeidelbergCement AG	19,183	1,520,385

Diversified Financial Services 0.1%
Deutsche Boerse AG	27,132	2,247,280

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	446,062	7,690,242
Telefonica Deutschland Holding AG	91,054	524,540

		8,214,782

Electrical Equipment 0.0%†
OSRAM Licht AG	11,515	550,886

Food & Staples Retailing 0.0%†
METRO AG	23,720	749,176

Health Care Providers & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	30,571	2,530,860
Fresenius SE & Co. KGaA	53,258	3,419,507

		5,950,367

Hotels, Restaurants & Leisure 0.1%
TUI AG	63,825	1,032,706

Household Products 0.1%
Henkel AG & Co. KGaA	14,456	1,378,465

Industrial Conglomerates 0.6%
Siemens AG REG	111,352	11,265,642

Insurance 0.8%
Allianz SE REG	64,195	10,011,282
Hannover Rueck SE	8,464	819,203
Muenchener Rueckversicherungs-Gesellschaft AG REG	24,297	4,307,723

		15,138,208

Internet Software & Services 0.0%†
United Internet AG REG	16,995	755,344

Machinery 0.1%
GEA Group AG	25,180	1,123,355
MAN SE	5,372	553,454

		1,676,809

Media 0.1%
Axel Springer SE	5,166	271,317
Kabel Deutschland Holding AG*	2,844	380,570
ProSiebenSat.1 Media AG REG	29,975	1,480,589

		2,132,476

Metals & Mining 0.1%
ThyssenKrupp AG	51,173	1,331,237

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Multi-Utilities 0.3%
E.ON SE	281,136	$3,748,799
RWE AG	68,961	1,483,240

		5,232,039

Personal Products 0.1%
Beiersdorf AG	13,904	1,165,021

Pharmaceuticals 1.0%
Bayer AG REG	115,850	16,223,650
Merck KGaA	18,170	1,811,372

		18,035,022

Real Estate Management & Development 0.2%
Deutsche Annington Immobilien SE	64,764	1,827,509
Deutsche Wohnen AG — Bearer Shares	47,131	1,080,522

		2,908,031

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	159,177	1,975,322

Software 0.5%
SAP SE	137,994	9,670,110

Textiles, Apparel & Luxury Goods 0.2%
adidas AG	29,409	2,250,212
HUGO BOSS AG	9,412	1,052,225

		3,302,437

Trading Companies & Distributors 0.1%
Brenntag AG (a)	21,333	1,224,118

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,662	355,643

		151,695,883

HONG KONG 3.1%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	158,000	388,192

Banks 0.3%
Bank of East Asia Ltd. (The)	167,740	732,822
BOC Hong Kong Holdings Ltd.	528,500	2,199,644
Hang Seng Bank Ltd.	107,500	2,099,578

		5,032,044

Diversified Financial Services 0.3%
First Pacific Co., Ltd.	341,750	288,071
Hong Kong Exchanges and Clearing Ltd.	154,400	5,440,218

		5,728,289

Diversified Telecommunication Services 0.0%†
HKT Trust & HKT Ltd.	404,220	475,580
PCCW Ltd.	546,000	325,666

		801,246

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	93,000	$721,904
CLP Holdings Ltd.	269,000	2,286,245
Power Assets Holdings Ltd.	195,000	1,777,893

		4,786,042

Food Products 0.0%†
WH Group Ltd.* (a)(c)	815,000	554,698

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	981,930	2,057,492

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.	333,000	1,324,995
Shangri-La Asia Ltd.	162,833	227,029
SJM Holdings Ltd.	263,000	284,370

		1,836,394

Household Durables 0.0%†
Techtronic Industries Co., Ltd.	202,000	660,464

Industrial Conglomerates 0.3%
CK Hutchison Holdings Ltd.	376,016	5,528,180
NWS Holdings Ltd.	190,836	275,862

		5,804,042

Insurance 0.6%
AIA Group Ltd.	1,691,200	11,058,179

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	322,500	1,887,250

Real Estate Management & Development 0.8%
Cheung Kong Property Holdings Ltd.*	400,016	3,318,179
Hang Lung Properties Ltd.	325,000	965,875
Henderson Land Development Co., Ltd.	159,137	1,087,851
Hysan Development Co., Ltd. (a)	102,000	441,709
Kerry Properties Ltd.	94,500	370,422
New World Development Co., Ltd.	702,926	918,477
Sino Land Co., Ltd.	403,000	672,654
Sun Hung Kai Properties Ltd.	238,000	3,851,502
Swire Pacific Ltd., Class A	85,000	1,067,344
Swire Properties Ltd.	152,200	485,440
Wharf Holdings Ltd. (The)	189,500	1,259,331
Wheelock & Co., Ltd.	129,000	658,244

		15,097,028

Road & Rail 0.1%
MTR Corp., Ltd.	194,500	904,926

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	32,600	322,620

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd. (a)	807,600	640,243
Yue Yuen Industrial Holdings Ltd.	104,500	349,543

		989,786

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Trading Companies & Distributors 0.0%†
Noble Group Ltd. (a)	731,245	$411,974

		58,320,666

IRELAND 0.9%
Airlines 0.0%†
Ryanair Holdings PLC	5,422	71,700
Ryanair Holdings PLC, ADR	3,400	242,590

		314,290

Banks 0.1%
Bank of Ireland*	3,752,334	1,518,932

Construction Materials 0.2%
CRH PLC	114,916	3,239,823
James Hardie Industries PLC, CDI	66,590	886,326

		4,126,149

Food Products 0.1%
Kerry Group PLC, Class A	22,363	1,658,906

Pharmaceuticals 0.4%
Shire PLC	82,860	6,657,765

Professional Services 0.1%
Experian PLC	139,169	2,531,260

		16,807,302

ISRAEL 0.6%
Banks 0.1%
Bank Hapoalim BM	155,166	835,096
Bank Leumi Le-Israel BM*	195,321	825,330
Mizrahi Tefahot Bank Ltd.	16,479	204,227

		1,864,653

Chemicals 0.1%
Israel Chemicals Ltd.	74,090	517,477
Israel Corp., Ltd. (The)	346	122,119

		639,596

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	260,957	444,403

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	589	173,660

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	120,904	7,154,854

Real Estate Management & Development 0.0%†
Azrieli Group	5,097	203,433

Software 0.0%†
NICE-Systems Ltd.	8,560	543,662

		11,024,261

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY 2.2%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	55,288	$695,473

Auto Components 0.0%†
Pirelli & C. SpA	38,625	651,880

Banks 0.7%
Banca Monte dei Paschi di Siena SpA*	332,365	647,622
Banco Popolare SC*	47,458	781,424
Intesa Sanpaolo SpA	1,780,818	6,467,015
Intesa Sanpaolo SpA — RSP	120,323	384,147
UniCredit SpA	617,851	4,152,501
Unione di Banche Italiane SCPA	114,422	918,142

		13,350,851

Capital Markets 0.1%
Mediobanca SpA	78,095	765,695

Diversified Financial Services 0.0%†
EXOR SpA	14,782	706,135

Diversified Telecommunication Services 0.2%
Telecom Italia SpA* (a)	1,420,830	1,805,608
Telecom Italia SpA — RSP (a)	889,030	906,599

		2,712,207

Electric Utilities 0.3%
Enel SpA	1,001,074	4,537,165
Terna Rete Elettrica Nazionale SpA	216,223	956,083

		5,493,248

Electrical Equipment 0.0%†
Prysmian SpA	29,361	634,678

Energy Equipment & Services 0.0%†
Saipem SpA* (a)	42,084	444,706

Gas Utilities 0.1%
Snam SpA	297,847	1,417,461

Independent Power and Renewable Electricity Producers 0.0%†
Enel Green Power SpA	252,336	493,268

Insurance 0.2%
Assicurazioni Generali SpA	164,095	2,957,612
UnipolSai SpA (a)	116,424	288,425

		3,246,037

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	357,350	6,347,116

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA (a)	23,800	1,583,127

Transportation Infrastructure 0.1%
Atlantia SpA	59,093	1,460,063

		40,001,945

JAPAN 22.6%
Air Freight & Logistics 0.0%†
Yamato Holdings Co., Ltd.	50,300	972,583

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Airlines 0.1%
ANA Holdings, Inc.	147,000	$398,566
Japan Airlines Co., Ltd.	18,386	640,741

		1,039,307

Auto Components 0.8%
Aisin Seiki Co., Ltd.	25,800	1,096,997
Bridgestone Corp.	91,400	3,378,381
Denso Corp.	68,300	3,398,138
Koito Manufacturing Co., Ltd.	14,600	568,483
NGK Spark Plug Co., Ltd.	24,000	664,660
NHK Spring Co., Ltd.	19,600	215,803
NOK Corp.	13,900	430,675
Stanley Electric Co., Ltd.	19,700	410,288
Sumitomo Electric Industries Ltd.	103,800	1,606,549
Sumitomo Rubber Industries Ltd.	26,000	402,748
Toyoda Gosei Co., Ltd.	8,700	209,707
Toyota Industries Corp.	23,500	1,338,241
Yokohama Rubber Co., Ltd. (The)	13,500	270,886

		13,991,556

Automobiles 2.5%
Daihatsu Motor Co., Ltd. (a)	26,900	382,873
Fuji Heavy Industries Ltd. (a)	82,500	3,033,590
Honda Motor Co., Ltd.	229,100	7,404,478
Isuzu Motors Ltd.	86,800	1,138,778
Mazda Motor Corp.	75,480	1,477,053
Mitsubishi Motors Corp.	92,499	786,614
Nissan Motor Co., Ltd. (a)	349,400	3,650,166
Suzuki Motor Corp.	49,800	1,680,724
Toyota Motor Corp.	383,100	25,636,011
Yamaha Motor Co., Ltd.	38,300	836,843

		46,027,130

Banks 2.2%
Aozora Bank Ltd.	155,000	584,817
Bank of Kyoto Ltd. (The)	51,000	586,660
Bank of Yokohama Ltd. (The)	168,000	1,028,828
Chiba Bank Ltd. (The)	97,000	738,635
Chugoku Bank Ltd. (The)	22,000	346,760
Fukuoka Financial Group, Inc.	107,000	554,593
Gunma Bank Ltd. (The)	53,000	391,053
Hachijuni Bank Ltd. (The)	59,000	444,863
Hiroshima Bank Ltd. (The)	62,000	370,217
Hokuhoku Financial Group, Inc.	155,000	365,683
Iyo Bank Ltd. (The)	34,300	421,099
Joyo Bank Ltd. (The)	100,000	559,942
Mitsubishi UFJ Financial Group, Inc.	1,790,067	12,878,577
Mizuho Financial Group, Inc.	3,257,324	7,047,978
Resona Holdings, Inc.	316,700	1,727,323
Seven Bank Ltd.	91,900	425,425
Shinsei Bank Ltd.	244,000	491,724
Shizuoka Bank Ltd. (The)	72,000	751,588

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.	178,753	$7,957,941
Sumitomo Mitsui Trust Holdings, Inc.	466,400	2,133,594
Suruga Bank Ltd.	25,000	535,528
Yamaguchi Financial Group, Inc.	26,000	323,759

		40,666,587

Beverages 0.2%
Asahi Group Holdings Ltd.	52,800	1,676,832
Kirin Holdings Co., Ltd.	117,100	1,612,956
Suntory Beverage & Food Ltd.	18,500	736,503

		4,026,291

Building Products 0.2%
Asahi Glass Co., Ltd.	129,000	774,456
Daikin Industries Ltd.	33,000	2,372,316
LIXIL Group Corp.	35,900	712,100
TOTO Ltd.	43,000	775,027

		4,633,899

Capital Markets 0.3%
Daiwa Securities Group, Inc.	237,400	1,775,920
Nomura Holdings, Inc.	510,300	3,445,468
SBI Holdings, Inc.	26,890	369,668

		5,591,056

Chemicals 0.9%
Air Water, Inc.	22,000	402,211
Asahi Kasei Corp.	180,000	1,476,465
Daicel Corp.	40,000	513,288
Hitachi Chemical Co., Ltd.	14,100	253,955
JSR Corp.	24,700	436,037
Kaneka Corp.	35,000	255,603
Kansai Paint Co., Ltd.	31,000	480,289
Kuraray Co., Ltd.	51,100	624,205
Mitsubishi Chemical Holdings Corp.	196,100	1,232,808
Mitsubishi Gas Chemical Co., Inc.	47,000	263,165
Mitsui Chemicals, Inc.	117,000	434,687
Nippon Paint Holdings Co., Ltd.	20,800	586,157
Nitto Denko Corp.	22,600	1,855,965
Shin-Etsu Chemical Co., Ltd.	57,600	3,571,828
Sumitomo Chemical Co., Ltd.	203,000	1,219,707
Taiyo Nippon Sanso Corp.	20,000	242,035
Teijin Ltd.	135,000	523,862
Toray Industries, Inc.	201,000	1,698,991

		16,071,258

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	76,000	784,233
Park24 Co., Ltd.	11,800	202,010
Secom Co., Ltd.	29,500	1,916,484
Toppan Printing Co., Ltd.	82,000	685,516

		3,588,243

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering 0.2%
Chiyoda Corp.	20,000	$177,018
JGC Corp.	31,000	585,192
Kajima Corp.	110,000	516,646
Obayashi Corp.	87,000	634,417
Shimizu Corp.	79,000	664,828
Taisei Corp.	151,000	866,890

		3,444,991

Construction Materials 0.0%†
Taiheiyo Cement Corp.	159,000	464,977

Consumer Finance 0.1%
Acom Co., Ltd.*	59,900	229,620
AEON Financial Service Co., Ltd.	14,600	405,070
Credit Saison Co., Ltd.	20,800	445,342

		1,080,032

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,200	340,120

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	8,400	210,583

Diversified Financial Services 0.2%
Japan Exchange Group, Inc.	38,200	1,238,409
Mitsubishi UFJ Lease & Finance Co., Ltd.	69,700	381,151
ORIX Corp.	186,000	2,762,004

		4,381,564

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	105,328	3,814,533

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	89,800	1,338,393
Chugoku Electric Power Co., Inc. (The)	43,000	627,261
Hokuriku Electric Power Co.	26,300	391,757
Kansai Electric Power Co., Inc. (The)*	101,500	1,123,659
Kyushu Electric Power Co., Inc.*	60,800	704,910
Shikoku Electric Power Co., Inc.	23,100	345,804
Tohoku Electric Power Co., Inc.	63,400	858,404
Tokyo Electric Power Co., Inc.* (a)	211,200	1,150,597

		6,540,785

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,000	322,571
Mabuchi Motor Co., Ltd.	6,200	392,165
Mitsubishi Electric Corp.	272,000	3,512,255
Nidec Corp.	31,000	2,319,973

		6,546,964

Electronic Equipment, Instruments & Components 1.2%
Citizen Holdings Co., Ltd.	35,400	246,977
Hamamatsu Photonics KK	21,700	639,871
Hirose Electric Co., Ltd.	3,990	571,682
Hitachi High-Technologies Corp.	8,900	250,195

12

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)
Hitachi Ltd. (a)	679,000	$4,472,946
Ibiden Co., Ltd.	15,700	265,509
Japan Display, Inc.*	46,900	177,029
Keyence Corp. (a)	6,311	3,401,483
Kyocera Corp.	45,100	2,344,860
Murata Manufacturing Co., Ltd.	28,500	4,973,690
Nippon Electric Glass Co., Ltd.	51,500	260,435
Omron Corp.	27,200	1,181,521
Shimadzu Corp.	33,000	447,882
TDK Corp.	17,100	1,309,390
Yaskawa Electric Corp.	29,000	370,923
Yokogawa Electric Corp.	35,100	452,060

		21,366,453

Food & Staples Retailing 0.4%
Aeon Co., Ltd. (a)	91,600	1,299,812
FamilyMart Co., Ltd.	7,900	363,283
Lawson, Inc.	8,500	581,665
Seven & i Holdings Co., Ltd.	105,900	4,545,824

		6,790,584

Food Products 0.4%
Ajinomoto Co., Inc.	80,000	1,730,021
Calbee, Inc.	10,300	433,919
Kikkoman Corp.	20,000	624,472
MEIJI Holdings Co., Ltd.	8,940	1,153,529
NH Foods Ltd.	23,000	524,507
Nisshin Seifun Group, Inc.	27,223	361,829
Nissin Foods Holdings Co., Ltd.	9,700	424,989
Toyo Suisan Kaisha Ltd.	12,000	437,242
Yakult Honsha Co., Ltd.	11,700	692,987
Yamazaki Baking Co., Ltd.	16,000	266,416

		6,649,911

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	261,000	1,030,115
Toho Gas Co., Ltd.	57,000	337,447
Tokyo Gas Co., Ltd.	330,000	1,751,865

		3,119,427

Health Care Equipment & Supplies 0.3%
HOYA Corp. (a)	60,200	2,410,994
Olympus Corp.	36,700	1,267,068
Sysmex Corp.	20,900	1,244,752
Terumo Corp.	42,100	1,009,567

		5,932,381

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	23,600	367,243
Medipal Holdings Corp.	18,800	306,207
Miraca Holdings, Inc.	7,700	384,724
Suzuken Co., Ltd.	10,120	323,770

		1,381,944

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Technology 0.0%†
M3, Inc.	25,000	$502,536

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	9,326	196,962
Oriental Land Co., Ltd.	28,100	1,792,475

		1,989,437

Household Durables 0.7%
Casio Computer Co., Ltd. (a)	28,200	556,237
Iida Group Holdings Co., Ltd.	21,000	333,844
Nikon Corp. (a)	50,000	577,835
Panasonic Corp. (a)	310,200	4,248,565
Rinnai Corp.	5,500	433,098
Sekisui Chemical Co., Ltd.	63,000	773,390
Sekisui House Ltd.	82,800	1,314,944
Sharp Corp.* (a)	201,000	244,238
Sony Corp.*	164,600	4,674,124

		13,156,275

Household Products 0.1%
Unicharm Corp.	51,300	1,218,607

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co., Ltd.	20,200	713,584

Industrial Conglomerates 0.1%
Keihan Electric Railway Co., Ltd.	69,000	401,812
Seibu Holdings, Inc. (a)	15,400	356,625
Toshiba Corp.	566,000	1,940,982

		2,699,419

Information Technology Services 0.2%
Fujitsu Ltd. (a)	265,000	1,480,648
Itochu Techno-Solutions Corp.	6,800	169,345
Nomura Research Institute Ltd.	15,500	606,110
NTT Data Corp.	17,800	777,338
Otsuka Corp.	6,600	308,099

		3,341,540

Insurance 0.7%
Dai-ichi Life Insurance Co., Ltd. (The)	151,500	2,975,085
MS&AD Insurance Group Holdings, Inc.	71,241	2,217,611
Sompo Japan Nipponkoa Holdings, Inc.	45,750	1,675,193
Sony Financial Holdings, Inc.	23,700	414,959
T&D Holdings, Inc.	83,600	1,246,269
Tokio Marine Holdings, Inc.	97,300	4,046,619

		12,575,736

Internet & Catalog Retail 0.1%
Rakuten, Inc.	112,200	1,811,372

Internet Software & Services 0.1%
Kakaku.com, Inc.	23,900	345,801
Mixi, Inc. (a)	5,100	253,026
Yahoo Japan Corp.	196,800	794,294

		1,393,121

13

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Leisure Products 0.2%
Bandai Namco Holdings, Inc.	23,500	$454,127
Sankyo Co., Ltd.	6,700	237,206
Sega Sammy Holdings, Inc.	24,400	319,037
Shimano, Inc.	11,100	1,514,711
Yamaha Corp.	22,700	457,509

		2,982,590

Machinery 1.3%
Amada Co., Ltd.	49,100	518,255
FANUC Corp.	28,800	5,892,929
Hino Motors Ltd.	35,300	436,388
Hitachi Construction Machinery Co., Ltd.	14,700	257,331
IHI Corp. (a)	199,000	926,579
JTEKT Corp.	28,300	535,165
Kawasaki Heavy Industries Ltd.	193,000	899,610
Komatsu Ltd. (a)	131,300	2,634,313
Kubota Corp. (a)	158,000	2,505,308
Kurita Water Industries Ltd.	17,200	400,655
Makita Corp.	17,200	931,532
Minebea Co., Ltd.	43,000	709,860
Mitsubishi Heavy Industries Ltd. (a)	427,000	2,595,714
Nabtesco Corp.	18,900	474,083
NGK Insulators Ltd.	39,000	1,003,512
NSK Ltd.	67,400	1,039,255
SMC Corp.	7,500	2,256,893
Sumitomo Heavy Industries Ltd.	77,000	448,475
THK Co., Ltd.	16,000	345,283

		24,811,140

Marine 0.1%
Mitsui OSK Lines Ltd.	174,000	556,972
Nippon Yusen KK (a)	214,000	595,788

		1,152,760

Media 0.1%
Dentsu, Inc.	29,801	1,541,682
Hakuhodo DY Holdings, Inc.	33,400	357,194
Toho Co., Ltd.	15,600	387,897

		2,286,773

Metals & Mining 0.4%
Hitachi Metals Ltd.	30,000	461,204
JFE Holdings, Inc.	67,300	1,491,092
Kobe Steel Ltd.	453,000	762,133
Maruichi Steel Tube Ltd.	6,400	158,850
Mitsubishi Materials Corp.	163,000	625,874
Nippon Steel & Sumitomo Metal Corp.	1,080,440	2,801,424
Sumitomo Metal Mining Co., Ltd.	72,000	1,095,046

		7,395,623

Multiline Retail 0.2%
Don Quijote Holdings Co., Ltd.	15,600	663,764
Isetan Mitsukoshi Holdings Ltd.	49,760	888,997

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail (continued)
J. Front Retailing Co., Ltd.	35,300	$664,391
Marui Group Co., Ltd.	31,200	421,530
Takashimaya Co., Ltd.	36,000	326,318

		2,965,000

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd.	12,300	241,301
INPEX Corp.	132,200	1,500,596
JX Holdings, Inc.	321,189	1,384,759
Showa Shell Sekiyu KK	24,400	213,196
TonenGeneral Sekiyu KK	39,000	362,777

		3,702,629

Paper & Forest Products 0.0%†
Oji Holdings Corp.	107,000	465,004

Personal Products 0.2%
Kao Corp. (a)	70,100	3,260,140
Shiseido Co., Ltd.	48,800	1,106,848

		4,366,988

Pharmaceuticals 1.2%
Astellas Pharma, Inc.	301,600	4,296,547
Chugai Pharmaceutical Co., Ltd.	32,400	1,117,585
Daiichi Sankyo Co., Ltd.	90,100	1,665,099
Eisai Co., Ltd.	35,400	2,373,380
Hisamitsu Pharmaceutical Co., Inc.	7,800	302,799
Kyowa Hakko Kirin Co., Ltd.	30,000	392,036
Mitsubishi Tanabe Pharma Corp.	30,700	459,942
Ono Pharmaceutical Co., Ltd.	11,800	1,287,910
Otsuka Holdings Co., Ltd.	54,900	1,749,290
Santen Pharmaceutical Co., Ltd.	51,000	721,585
Shionogi & Co., Ltd.	42,100	1,631,512
Sumitomo Dainippon Pharma Co., Ltd.	21,000	231,426
Taisho Pharmaceutical Holdings Co., Ltd.	4,100	276,964
Takeda Pharmaceutical Co., Ltd.	110,900	5,352,993

		21,859,068

Professional Services 0.0%†
Recruit Holdings Co., Ltd.	19,000	579,391

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	130	403,632
Japan Real Estate Investment Corp.	169	766,969
Japan Retail Fund Investment Corp.	317	633,901
Nippon Building Fund, Inc.	204	892,811
Nippon Prologis REIT, Inc.	208	382,749
United Urban Investment Corp.	400	564,870

		3,644,932

Real Estate Management & Development 0.8%
Aeon Mall Co., Ltd.	14,630	273,958
Daito Trust Construction Co., Ltd.	10,500	1,086,701
Daiwa House Industry Co., Ltd.	84,400	1,966,347
Hulic Co., Ltd.	41,700	369,551

14

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development (continued)
Mitsubishi Estate Co., Ltd. (a)	176,000	$3,790,704
Mitsui Fudosan Co., Ltd.	132,000	3,693,744
Nomura Real Estate Holdings, Inc.	16,200	340,016
NTT Urban Development Corp.	14,700	146,013
Sumitomo Realty & Development Co., Ltd.	51,000	1,787,393
Tokyo Tatemono Co., Ltd.	27,000	374,751
Tokyu Fudosan Holdings Corp.	76,400	588,823

		14,418,001

Road & Rail 0.9%
Central Japan Railway Co.	20,300	3,663,227
East Japan Railway Co.	46,976	4,223,106
Hankyu Hanshin Holdings, Inc.	165,000	973,990
Keikyu Corp.	59,000	445,059
Keio Corp.	82,000	586,533
Keisei Electric Railway Co., Ltd.	40,000	475,577
Kintetsu Group Holdings Co., Ltd. (a)	265,000	902,428
Nagoya Railroad Co., Ltd.	109,000	407,557
Nippon Express Co., Ltd.	123,000	604,351
Odakyu Electric Railway Co., Ltd.	92,000	858,382
Tobu Railway Co., Ltd.	135,000	579,889
Tokyu Corp.	163,000	1,090,902
West Japan Railway Co.	22,900	1,465,122

		16,276,123

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	21,000	218,349
Rohm Co., Ltd.	12,800	857,589
Tokyo Electron Ltd.	23,400	1,487,236

		2,563,174

Software 0.2%
COLOPL, Inc. (a)	6,800	137,404
GungHo Online Entertainment, Inc.	55,700	216,761
Konami Corp.	12,900	239,785
Nexon Co., Ltd.	21,300	293,248
Nintendo Co., Ltd. (a)	14,900	2,485,730
Oracle Corp. Japan	5,200	217,390
Trend Micro, Inc.	15,600	533,624

		4,123,942

Specialty Retail 0.3%
ABC-Mart, Inc.	3,600	220,329
Fast Retailing Co., Ltd.	7,400	3,355,686
Hikari Tsushin, Inc.	2,200	148,275
Nitori Holdings Co., Ltd.	10,500	856,049
Sanrio Co., Ltd.	6,100	165,740
Shimamura Co., Ltd.	2,800	293,970
USS Co., Ltd.	29,100	524,822
Yamada Denki Co., Ltd. (a)	93,400	373,626

		5,938,497

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,000	$452,690
Canon, Inc. (a)	148,400	4,813,856
FUJIFILM Holdings Corp.	65,200	2,326,859
Konica Minolta, Inc. (a)	62,000	722,620
NEC Corp.	365,000	1,104,545
Ricoh Co., Ltd. (a)	97,800	1,013,107
Seiko Epson Corp.	38,400	680,464

		11,114,141

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	21,000	542,497

Tobacco 0.3%
Japan Tobacco, Inc.	154,500	5,492,364

Trading Companies & Distributors 0.8%
ITOCHU Corp. (a)	222,000	2,932,002
Marubeni Corp.	235,800	1,353,174
Mitsubishi Corp. (a)	194,000	4,264,898
Mitsui & Co., Ltd.	239,900	3,259,312
Sumitomo Corp.	153,700	1,788,979
Toyota Tsusho Corp.	31,400	842,561

		14,440,926

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co., Ltd.	5,900	321,111
Kamigumi Co., Ltd.	34,000	319,153
Mitsubishi Logistics Corp.	18,000	236,242

		876,506

Wireless Telecommunication Services 1.0%
KDDI Corp.	245,700	5,929,221
NTT DOCOMO, Inc.	214,700	4,121,931
SoftBank Corp. (a)	134,900	7,946,014

		17,997,166

		418,070,021

JERSEY, CHANNEL ISLANDS 0.0%†
Metals & Mining 0.0%†
Randgold Resources Ltd.	13,386	897,884

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	68,554	924,674

Media 0.2%
Altice SA*	12,358	1,702,187
RTL Group SA	5,954	538,242
SES SA, FDR	46,323	1,557,287

		3,797,716

15

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

LUXEMBOURG (continued)
Metals & Mining 0.1%
ArcelorMittal (a)	142,267	$1,381,642

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	9,349	689,675

		6,793,707

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd. (a)	116,800	190,719
Sands China Ltd.	330,300	1,110,072
Wynn Macau Ltd. (a)	200,800	334,586

		1,635,377

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	28,318	308,802

NETHERLANDS 3.4%
Air Freight & Logistics 0.0%†
TNT Express NV	68,635	582,900

Banks 0.5%
ING Groep NV, CVA	542,019	9,000,431

Beverages 0.2%
Heineken Holding NV	13,604	953,497
Heineken NV	32,384	2,462,072

		3,415,569

Chemicals 0.2%
Akzo Nobel NV	34,497	2,518,594
Koninklijke DSM NV	25,238	1,465,324

		3,983,918

Construction & Engineering 0.0%†
Boskalis Westminster NV	11,689	573,786
OCI NV*	10,541	298,749

		872,535

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	439,622	1,685,440

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	126,183	2,368,791

Industrial Conglomerates 0.2%
Koninklijke Philips NV	131,351	3,352,403

Insurance 0.2%
Aegon NV	248,006	1,829,837
Delta Lloyd NV	33,046	542,269
NN Group NV	26,825	755,453

		3,127,559

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,927	809,238

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Media 0.1%
Wolters Kluwer NV	43,474	$1,293,951

Oil, Gas & Consumable Fuels 1.4%
Koninklijke Vopak NV	9,121	461,316
Royal Dutch Shell PLC, Class A	545,604	15,426,497
Royal Dutch Shell PLC, Class B	341,884	9,733,616

		25,621,429

Professional Services 0.1%
Randstad Holding NV	18,246	1,187,222

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding NV	49,177	5,115,266

Software 0.0%†
Gemalto NV	10,658	952,695

		63,369,347

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	91,225	501,985

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd. (a)	242,633	459,249

Electric Utilities 0.0%†
Contact Energy Ltd. (a)	53,930	183,094
Mighty River Power Ltd.	95,982	181,467

		364,561

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd. (a)	52,015	279,166

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd. (a)	172,016	251,784

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	131,234	439,226

		2,295,971

NORWAY 0.6%
Banks 0.1%
DNB ASA	137,372	2,287,741

Chemicals 0.1%
Yara International ASA	25,723	1,340,377

Diversified Telecommunication Services 0.1%
Telenor ASA	105,530	2,313,730

Food Products 0.1%
Orkla ASA	114,135	895,515

Insurance 0.0%†
Gjensidige Forsikring ASA	26,630	428,790

Metals & Mining 0.0%†
Norsk Hydro ASA	197,377	828,378

16

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Oil, Gas & Consumable Fuels 0.2%
Statoil ASA (a)	156,837	$2,804,718

		10,899,249

PORTUGAL 0.2%
Banks 0.0%†
Banco Comercial Portugues SA, Class R* (a)	5,505,647	481,260

Electric Utilities 0.1%
EDP — Energias de Portugal SA	308,561	1,175,616

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	39,441	508,550

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	57,667	678,815

		2,844,241

SINGAPORE 1.4%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	215,000	526,409

Airlines 0.0%†
Singapore Airlines Ltd.	73,866	588,123

Banks 0.6%
DBS Group Holdings Ltd. (a)	243,700	3,739,249
Oversea-Chinese Banking Corp., Ltd. (a)	420,500	3,175,599
United Overseas Bank Ltd. (a)	181,400	3,103,568

		10,018,416

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	15,000	368,256

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	115,000	668,052

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,120,150	3,495,674

Food Products 0.1%
Golden Agri-Resources Ltd.	938,612	285,800
Wilmar International Ltd. (a)	273,294	665,166

		950,966

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore PLC	847,296	562,556

Industrial Conglomerates 0.1%
Keppel Corp., Ltd. (a)	205,900	1,254,987
Sembcorp Industries Ltd.	135,000	389,640

		1,644,627

Machinery 0.0%†
Sembcorp Marine Ltd. (a)	100,800	212,369

Media 0.0%†
Singapore Press Holdings Ltd. (a)	208,000	629,762

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust (a)	305,666	$558,063
CapitaLand Commercial Trust	252,700	292,470
CapitaLand Mall Trust (a)	313,200	499,580
Suntec Real Estate Investment Trust	320,000	409,876

		1,759,989

Real Estate Management & Development 0.1%
CapitaLand Ltd. (a)	349,097	906,523
City Developments Ltd.	52,000	377,340
Global Logistic Properties Ltd.	441,000	827,876
UOL Group Ltd.	62,000	318,232

		2,429,971

Road & Rail 0.1%
ComfortDelGro Corp., Ltd.	306,900	712,729

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U (a)	726,000	457,270
Hutchison Port Holdings Trust, Class U	145,100	90,687

		547,957

Wireless Telecommunication Services 0.0%†
StarHub Ltd. (a)	81,475	238,842

		25,354,698

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec PLC	81,608	733,246

Paper & Forest Products 0.1%
Mondi PLC	51,087	1,099,866

		1,833,112

SPAIN 3.4%
Banks 1.6%
Banco Bilbao Vizcaya Argentaria SA	887,581	8,746,186
Banco de Sabadell SA (a)	691,332	1,674,535
Banco Popular Espanol SA	253,888	1,235,323
Banco Santander SA	2,019,725	14,206,786
Bankia SA* (a)	629,760	801,766
Bankinter SA	102,841	762,763
CaixaBank SA	332,678	1,548,051

		28,975,410

Biotechnology 0.1%
Grifols SA (a)	20,222	816,602

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	26,450	853,170
Ferrovial SA	62,056	1,348,256

		2,201,426

17

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Diversified Telecommunication Services 0.5%
Telefonica SA	622,011	$8,860,793

Electric Utilities 0.4%
Endesa SA (a)	43,766	838,192
Iberdrola SA	755,386	5,100,026
Red Electrica Corp. SA (a)	13,452	1,080,193

		7,018,411

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	82,080	629,027

Gas Utilities 0.1%
Enagas SA (a)	25,271	687,939
Gas Natural SDG SA (a)	48,650	1,104,708

		1,792,647

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	62,905	2,511,181

Insurance 0.0%†
Mapfre SA (a)	149,937	518,198

Machinery 0.0%†
Zardoya Otis SA (a)	30,579	333,743

Oil, Gas & Consumable Fuels 0.1%
Repsol SA (a)	150,821	2,658,317

Specialty Retail 0.3%
Inditex SA	153,251	4,998,637

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	67,768	1,112,895
Aena SA* (a)(c)	9,390	979,541

		2,092,436

		63,406,828

SWEDEN 2.9%
Banks 0.8%
Nordea Bank AB	426,710	5,321,823
Skandinaviska Enskilda Banken AB, Class A	213,501	2,730,964
Svenska Handelsbanken AB, Class A	210,432	3,071,940
Swedbank AB, Class A	127,270	2,967,226

		14,091,953

Building Products 0.1%
Assa Abloy AB, Class B	140,862	2,651,841

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,515	574,699

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	427,555	4,453,044

Construction & Engineering 0.1%
Skanska AB, Class B	55,294	1,120,480

Diversified Financial Services 0.2%
Industrivarden AB, Class C	20,707	390,234

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Diversified Financial Services (continued)
Investment AB Kinnevik, Class B	33,524	$1,060,360
Investor AB, Class B	64,020	2,387,030

		3,837,624

Diversified Telecommunication Services 0.1%
TeliaSonera AB	371,383	2,188,834

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	35,948	1,302,056

Food & Staples Retailing 0.0%†
ICA Gruppen AB	10,464	371,233

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B (a)	53,666	336,632
Getinge AB, Class B	29,910	720,114

		1,056,746

Household Durables 0.1%
Electrolux AB Series B	32,583	1,020,927
Husqvarna AB, Class B	53,842	405,573

		1,426,500

Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	83,736	2,129,255

Machinery 0.6%
Alfa Laval AB	42,275	744,081
Atlas Copco AB, Class A	94,368	2,640,258
Atlas Copco AB, Class B	53,534	1,333,567
Sandvik AB	145,890	1,612,856
SKF AB, Class B	54,550	1,244,723
Volvo AB, Class B	215,659	2,677,951

		10,253,436

Metals & Mining 0.0%†
Boliden AB	37,307	680,133

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	27,662	474,584

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	133,381	5,133,666

Tobacco 0.1%
Swedish Match AB	28,399	807,401

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	42,802	498,445

		53,051,930

SWITZERLAND 9.7%
Beverages 0.0%†
Coca-Cola HBC AG*	30,223	648,621

Biotechnology 0.1%
Actelion Ltd. REG*	14,442	2,115,052

18

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Building Products 0.1%
Geberit AG REG (a)	5,314	$1,771,659

Capital Markets 1.0%
Credit Suisse Group AG REG*	214,486	5,917,131
Julius Baer Group Ltd.*	30,829	1,729,937
Partners Group Holding AG	2,229	666,221
UBS Group AG REG*	512,309	10,869,392

		19,182,681

Chemicals 0.5%
EMS-Chemie Holding AG REG	1,189	502,346
Givaudan SA REG* (a)	1,298	2,247,236
Sika AG — Bearer Shares (a)	313	1,103,915
Syngenta AG REG	13,059	5,328,358

		9,181,855

Construction Materials 0.1%
Holcim Ltd. REG*	32,214	2,376,928

Diversified Financial Services 0.0%†
Pargesa Holding SA — Bearer Shares	3,802	256,005

Diversified Telecommunication Services 0.1%
Swisscom AG REG (a)	3,604	2,019,851

Electrical Equipment 0.4%
ABB Ltd. REG*	308,703	6,469,901

Energy Equipment & Services 0.1%
Transocean Ltd. (a)	52,994	859,129

Food Products 1.9%
Aryzta AG* (a)	11,484	565,051
Barry Callebaut AG REG* (a)	306	348,792
Chocoladefabriken Lindt & Sprungli AG	135	714,066
Chocoladefabriken Lindt & Sprungli AG REG	15	938,857
Nestle SA REG	451,772	32,595,635

		35,162,401

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	7,617	1,030,007

Insurance 0.7%
Baloise Holding AG REG	7,138	870,343
Swiss Life Holding AG REG*	4,621	1,058,120
Swiss Re AG (a)	49,480	4,380,106
Zurich Insurance Group AG*	21,009	6,395,763

		12,704,332

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	7,682	1,026,816

Machinery 0.1%
Schindler Holding AG REG	2,819	460,382
Schindler Holding AG — Participation Certificate	6,166	1,008,457
Sulzer AG REG (a)	3,754	386,143

		1,854,982

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Marine 0.1%
Kuehne + Nagel International AG REG	7,270	$965,334

Metals & Mining 0.4%
Glencore PLC*	1,562,531	6,266,068

Pharmaceuticals 3.2%
Novartis AG REG	322,251	31,696,757
Roche Holding AG	98,424	27,597,254

		59,294,011

Professional Services 0.2%
Adecco SA REG*	24,045	1,951,432
SGS SA REG	749	1,365,873

		3,317,305

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	7,937	602,273

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	86,388	707,253

Specialty Retail 0.0%†
Dufry AG REG*	3,746	521,977

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA REG	72,263	5,873,383
Swatch Group AG (The) REG	6,367	478,258
Swatch Group AG (The) — Bearer Shares (a)	4,379	1,706,400

		8,058,041

Trading Companies & Distributors 0.1%
Wolseley PLC	36,020	2,297,153

		178,689,635

UNITED KINGDOM 18.1%
Aerospace & Defense 0.4%
BAE Systems PLC	443,203	3,140,282
Cobham PLC	161,420	666,666
Meggitt PLC	115,356	844,720
Rolls-Royce Holdings PLC*	258,498	3,530,889
Rolls-Royce Holdings PLC* (b)	35,799,618	56,250

		8,238,807

Air Freight & Logistics 0.1%
Royal Mail PLC	112,075	906,072

Airlines 0.1%
easyJet PLC	20,730	503,916
International Consolidated Airlines Group SA*	115,333	899,773

		1,403,689

Auto Components 0.1%
GKN PLC	238,097	1,250,920

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	130,046	1,907,796

19

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Banks 2.8%
Barclays PLC	2,311,860	$9,475,504
HSBC Holdings PLC	2,692,512	24,109,866
Lloyds Banking Group PLC	7,999,156	10,736,463
Royal Bank of Scotland Group PLC*	350,596	1,938,625
Standard Chartered PLC	347,324	5,562,189

		51,822,647

Beverages 0.9%
Diageo PLC	352,430	10,206,299
SABMiller PLC	136,019	7,052,641

		17,258,940

Capital Markets 0.2%
3i Group PLC	139,285	1,130,185
Aberdeen Asset Management PLC	134,455	852,853
Hargreaves Lansdown PLC	35,593	644,875
ICAP PLC	80,385	668,641
Schroders PLC	17,668	881,576

		4,178,130

Chemicals 0.1%
Croda International PLC	19,765	854,621
Johnson Matthey PLC	28,060	1,338,130

		2,192,751

Commercial Services & Supplies 0.1%
Aggreko PLC	35,692	806,186
Babcock International Group PLC	32,787	555,492
G4S PLC	226,531	955,175

		2,316,853

Containers & Packaging 0.0%†
Rexam PLC	100,429	871,025

Diversified Financial Services 0.1%
London Stock Exchange Group PLC	43,912	1,633,556

Diversified Telecommunication Services 0.5%
BT Group PLC	1,164,229	8,244,306
Inmarsat PLC	60,266	866,354

		9,110,660

Electric Utilities 0.2%
SSE PLC	138,762	3,347,772

Energy Equipment & Services 0.1%
Amec Foster Wheeler PLC	51,927	666,909
Petrofac Ltd.	36,660	533,429
Subsea 7 SA*	35,109	343,412

		1,543,750

Food & Staples Retailing 0.3%
J Sainsbury PLC (a)	187,755	781,573
Tesco PLC	1,141,357	3,802,753
WM Morrison Supermarkets PLC (a)	306,677	870,587

		5,454,913

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Food Products 0.7%
Associated British Foods PLC	50,085	$2,256,941
Tate & Lyle PLC	70,114	572,316
Unilever NV, CVA	228,790	9,565,514

		12,394,771

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	125,576	2,124,406

Hotels, Restaurants & Leisure 0.5%
Compass Group PLC	234,337	3,875,735
InterContinental Hotels Group PLC	32,504	1,310,456
Merlin Entertainments PLC (c)	100,017	670,799
Whitbread PLC	25,954	2,016,348
William Hill PLC	116,715	739,322

		8,612,660

Household Durables 0.2%
Barratt Developments PLC	137,994	1,330,997
Persimmon PLC*	42,694	1,324,623
Taylor Wimpey PLC	452,584	1,319,861

		3,975,481

Household Products 0.4%
Reckitt Benckiser Group PLC	90,850	7,834,389

Industrial Conglomerates 0.1%
Smiths Group PLC	52,870	937,155

Insurance 1.2%
Admiral Group PLC	28,968	631,222
Aviva PLC	562,232	4,354,703
Direct Line Insurance Group PLC	185,622	979,817
Legal & General Group PLC	834,896	3,264,496
Old Mutual PLC	689,694	2,183,126
Prudential PLC	360,538	8,688,806
RSA Insurance Group PLC	141,213	880,575
Standard Life PLC	267,033	1,862,032

		22,844,777

Machinery 0.2%
CNH Industrial NV	136,695	1,247,334
IMI PLC	38,491	680,424
Melrose Industries PLC	129,308	502,586
Weir Group PLC (The)	28,551	760,948

		3,191,292

Media 0.9%
ITV PLC	538,464	2,227,861
Pearson PLC	115,246	2,182,122
Reed Elsevier NV	92,131	2,191,400
Reed Elsevier PLC	160,270	2,604,497
Sky PLC	145,133	2,363,874
WPP PLC	184,893	4,150,143

		15,719,897

20

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Metals & Mining 0.7%
Anglo American PLC	196,271	$2,835,417
Antofagasta PLC	51,942	562,212
Rio Tinto Ltd.	61,323	2,536,733
Rio Tinto PLC	178,773	7,353,467

		13,287,829

Multiline Retail 0.2%
Marks & Spencer Group PLC	233,924	1,973,367
Next PLC	20,203	2,364,599

		4,337,966

Multi-Utilities 0.5%
Centrica PLC	701,654	2,911,501
National Grid PLC	520,087	6,693,951

		9,605,452

Oil, Gas & Consumable Fuels 1.4%
BG Group PLC	474,108	7,896,180
BP PLC	2,556,428	16,966,195
Tullow Oil PLC	126,903	678,205

		25,540,580

Personal Products 0.4%
Unilever PLC	180,291	7,741,544

Pharmaceuticals 1.4%
AstraZeneca PLC	176,978	11,200,982
GlaxoSmithKline PLC	681,529	14,170,315

		25,371,297

Professional Services 0.1%
Capita PLC	93,906	1,824,652
Intertek Group PLC	23,275	894,924

		2,719,576

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC (The)	138,832	1,729,306
Hammerson PLC	113,229	1,094,280
Intu Properties PLC	137,828	665,800
Land Securities Group PLC	111,134	2,101,442
Segro PLC	97,198	619,288

		6,210,116

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	197,212	3,227,155

Software 0.1%
Sage Group PLC (The)	155,680	1,253,150

Specialty Retail 0.2%
Dixons Carphone PLC	139,264	990,292
Kingfisher PLC	323,250	1,763,165
Sports Direct International PLC*	34,062	384,045

		3,137,502

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	62,511	1,542,170

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Tobacco 1.1%
British American Tobacco PLC	261,150	$14,060,972
Imperial Tobacco Group PLC	132,620	6,387,274

		20,448,246

Trading Companies & Distributors 0.2%
Ashtead Group PLC	67,946	1,171,035
Bunzl PLC	47,334	1,291,246
Travis Perkins PLC	35,229	1,166,776

		3,629,057

Water Utilities 0.1%
Severn Trent PLC	34,668	1,132,824
United Utilities Group PLC	93,729	1,312,804

		2,445,628

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	3,714,043	13,548,441

		335,118,818

UNITED STATES 0.1%
Hotels, Restaurants & Leisure 0.1%
Carnival PLC	25,928	1,325,691

Total Common Stocks (cost $1,525,105,396)		1,819,417,585

Preferred Stocks 0.6%
GERMANY 0.6%
Automobiles 0.4%
Bayerische Motoren Werke AG — Preference Shares	7,071	598,723
Porsche Automobil Holding SE — Preference Shares	21,529	1,815,252
Volkswagen AG — Preference Shares	22,839	5,300,447

		7,714,422

Chemicals 0.0%†
Fuchs Petrolub SE — Preference Shares	9,282	392,469

Household Products 0.2%
Henkel AG & Co. KGaA	25,039	2,809,779

Total Preferred Stocks (cost $7,366,251)		10,916,670

Rights 0.0%†

	Number of Rights

SINGAPORE 0.0%†
Distributors 0.0%†
Jardine Cycle & Carriage Ltd., expiring 07/15/15* (b)	1,666	8,782

Total Rights (cost $–)		8,782

21

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

Repurchase Agreements 3.2%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $20,000,156, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $20,400,002. (d)(e)	$20,000,000	20,000,000
Citigroup Global Markets, Inc., 0.14%, dated 06/30/15, due 07/01/15, repurchase price $10,000,039, collateralized by U.S. Government Treasury Securities, ranging from 0.25% - 4.63%, maturing 12/15/15 - 02/15/25; total market value $10,200,000. (d)(e)	10,000,000	10,000,000
Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $8,003,044, collateralized by U.S. Government Agency Securities, ranging from 0.38% - 8.50%, maturing 08/31/15 - 01/20/42; total market value $8,160,001. (d)(e)	8,000,000	8,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $12,000,043, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $12,240,001. (d)(e)	12,000,000	12,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $9,267,874, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $9,453,189. (d)(e)	9,267,833	9,267,833

Total Repurchase Agreements (cost $59,267,833)		59,267,833

Total Investments (cost $1,591,739,480) (f) — 102.1%		1,889,610,870
Liabilities in excess of other assets — (2.1)%		(39,232,618)

NET ASSETS — 100.0%		$1,850,378,252

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $59,643,230, which was collateralized by repurchase agreements with a value of $59,267,833 and
$4,018,649 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 07/23/15 - 02/15/45 a total value of $63,286,482.

(b)	Fair valued security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $2,205,038 which represents 0.12% of net assets.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $59,267,833.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

22

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund (Continued)

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company
SGPS	Holding Enterprise

SpA	Limited Share Company

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
142	DJ Euro Stoxx 50	09/18/15	$5,439,487	$52,205
49	FTSE 100 Index	09/18/15	4,999,812	(90,398)
49	SGX Nikkei 225 Index	09/10/15	4,061,813	4,705
21	SPI 200 Index	09/17/15	2,186,129	(37,333)

			$16,687,241	$(70,821)

At June 30, 2015, the Fund had $970,623 segregated in foreign currency as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

23

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT International Index Fund
Assets:
Investments, at value*(cost $1,532,471,647)	$1,830,343,037
Repurchase agreements, at value (cost $59,267,833)	59,267,833

Total Investments, at value (total cost $1,591,739,480)	1,889,610,870

Cash	2,330,709
Deposits with broker for futures contracts	970,623
Foreign currencies, at value (cost $10,486,569)	10,489,427
Dividends receivable	3,715,143
Security lending income receivable	91,588
Receivable for investments sold	1,179,395
Receivable for capital shares issued	3,017,049
Reclaims receivable	2,918,706
Prepaid expenses	10,787

Total Assets	1,914,334,297

Liabilities:
Payable for investments purchased	1,180,271
Payable for capital shares redeemed	2,785,678
Payable for variation margin on futures contracts	218,688
Payable upon return of securities loaned (Note 2)	59,267,833
Accrued expenses and other payables:
Investment advisory fees	368,293
Fund administration fees	43,355
Distribution fees	21,327
Administrative servicing fees	14,194
Accounting and transfer agent fees	6,347
Custodian fees	8,079
Compliance program costs (Note 3)	1,587
Professional fees	9,596
Printing fees	13,478
Other	17,319

Total Liabilities	63,956,045

Net Assets	$1,850,378,252

Represented by:
Capital	$1,684,725,314
Accumulated undistributed net investment income	30,096,141
Accumulated net realized losses from investments, futures, and foreign currency transactions	(162,160,474)
Net unrealized appreciation/(depreciation) from investments	297,871,390
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(70,821)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(83,298)

Net Assets	$1,850,378,252

*	Includes value of securities on loan of $59,643,230 (Note 2)

24

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT International Index Fund
Net Assets:
Class I Shares	$26,228,852
Class II Shares	13,037,064
Class VIII Shares	57,250,650
Class Y Shares	1,753,861,686

Total	$1,850,378,252

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,737,053
Class II Shares	1,364,693
Class VIII Shares	6,021,471
Class Y Shares	182,978,315

Total	193,101,532

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.58
Class II Shares	$9.55
Class VIII Shares	$9.51
Class Y Shares	$9.59

The accompanying notes are an integral part of these financial statements.

25

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$40,339,124
Income from securities lending (Note 2)	970,913
Interest income	1,813
Foreign tax withholding	(3,299,962)

Total Income	38,011,888

EXPENSES:
Investment advisory fees	2,152,300
Fund administration fees	262,107
Distribution fees Class II Shares	16,693
Distribution fees Class VIII Shares	101,963
Administrative servicing fees Class I Shares	15,360
Administrative servicing fees Class II Shares	6,705
Administrative servicing fees Class VIII Shares	37,236
Professional fees	49,391
Printing fees	8,919
Trustee fees	25,966
Custodian fees	32,837
Accounting and transfer agent fees	41,916
Compliance program costs (Note 3)	3,454
Other	59,408

Total Expenses	2,814,255

NET INVESTMENT INCOME	35,197,633

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,909,504
Net realized gains from futures transactions (Note 2)	454,929
Net realized losses from foreign currency transactions (Note 2)	(12,187)

Net realized gains from investments, futures, and foreign currency transactions	5,352,246

Net change in unrealized appreciation/(depreciation) from investments	66,208,788
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	43,001
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	208,176

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	66,459,965

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	71,812,211

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$107,009,844

The accompanying notes are an integral part of these financial statements.

26

Statements of Changes in Net Assets

	NVIT International Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$35,197,633	$58,376,642
Net realized gains/(losses) from investments, futures, and foreign currency transactions	5,352,246	(1,158,961)
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	66,459,965	(157,695,176)

Change in net assets resulting from operations	107,009,844	(100,477,495)

Distributions to Shareholders From:
Net investment income:
Class I	–	(341,447	)(a)
Class II	–	(448,874)
Class VI (b)	–	(76,380)
Class VIII	–	(1,270,389)
Class Y	–	(57,792,806)

Change in net assets from shareholder distributions	–	(59,929,896)

Change in net assets from capital transactions	22,361,451	171,273,469

Change in net assets	129,371,295	10,866,078

Net Assets:
Beginning of period	1,721,006,957	1,710,140,879

End of period	$1,850,378,252	$1,721,006,957

Accumulated undistributed (distributions in excess of) net investment income at end of period	$30,096,141	$(5,101,492)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,948,105	$18,444,457	(a)
Dividends reinvested	–	341,447	(a)
Cost of shares redeemed	(6,089,987)	(1,582,275	)(a)

Total Class I Shares	9,858,118	17,203,629	(a)

Class II Shares
Proceeds from shares issued	2,064,868	6,763,165
Proceeds from shares issued from class conversion	–	6,726,428
Dividends reinvested	–	448,874
Cost of shares redeemed	(1,827,207)	(17,687,915)

Total Class II Shares	237,661	(3,749,448)

Class VI Shares (b)
Proceeds from shares issued	–	1,298,290
Dividends reinvested	–	76,380
Cost of shares redeemed in class conversion	–	(6,726,428)
Cost of shares redeemed	–	(595,398)

Total Class VI Shares	–	(5,947,156)

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

27

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

CAPITAL TRANSACTIONS: (continued)
Class VIII Shares
Proceeds from shares issued	$13,264,174	$12,763,241
Dividends reinvested	–	1,270,389
Cost of shares redeemed	(2,112,638)	(3,197,267)

Total Class VIII Shares	11,151,536	10,836,363

Class Y Shares
Proceeds from shares issued	137,970,999	205,404,005
Dividends reinvested	–	57,792,806
Cost of shares redeemed	(136,856,863)	(110,266,730)

Total Class Y Shares	1,114,136	152,930,081

Change in net assets from capital transactions	$22,361,451	$171,273,469

SHARE TRANSACTIONS:
Class I Shares
Issued	1,640,205	1,859,817	(a)
Reinvested	–	37,609	(a)
Redeemed	(637,143)	(163,435	)(a)

Total Class I Shares	1,003,062	1,733,991	(a)

Class II Shares
Issued	223,390	691,574
Issued in class conversion	–	683,893
Reinvested	–	47,579
Redeemed	(191,561)	(1,775,558)

Total Class II Shares	31,829	(352,512)

Class VI Shares (b)
Issued	–	132,534
Reinvested	–	7,786
Redeemed in class conversion	–	(685,454)
Redeemed	–	(60,636)

Total Class VI Shares	–	(605,770)

Class VIII Shares
Issued	1,393,176	1,319,467
Reinvested	–	136,641
Redeemed	(223,212)	(330,849)

Total Class VIII Shares	1,169,964	1,125,259

Class Y Shares
Issued	14,101,751	21,382,223
Reinvested	–	6,179,433
Redeemed	(14,149,452)	(11,094,239)

Total Class Y Shares	(47,701)	16,467,417

Total change in shares	2,157,154	18,368,385

Amounts designated as “-” are zero or have been rounded to zero

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

28

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.02	0.18	0.38	0.56	–	–	–	$9.58	6.21%		$26,228,852	0.44%	3.83%	0.44%	3.91%
Period Ended December 31, 2014 (e)(f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	–	$9.02	(7.83%	)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.00	0.17	0.38	0.55	–	–	–	$9.55	6.11%		$13,037,064	0.64%	3.59%	0.64%	3.91%
Year Ended December 31, 2014 (e)	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	–	$9.00	(6.12%	)	$11,995,318	0.70%	3.46%	0.70%	3.98%
Year Ended December 31, 2013 (e)	$8.37	0.21	1.57	1.78	(0.26)	(0.26)	–	$9.89	21.36%		$16,662,095	0.70%	2.27%	0.70%	5.67%
Year Ended December 31, 2012 (e)	$7.25	0.24	1.08	1.32	(0.20)	(0.20)	–	$8.37	18.29%		$12,451,393	0.71%	3.03%	0.72%	8.67%
Year Ended December 31, 2011 (e)	$8.51	0.23	(1.27)	(1.04)	(0.22)	(0.22)	–	$7.25	(12.72%	)	$14,359,606	0.71%	2.79%	0.73%	5.07%
Year Ended December 31, 2010 (e)	$8.11	0.17	0.40	0.57	(0.17)	(0.17)	–	$8.51	7.52%		$17,558,453	0.72%	2.21%	0.74%	2.94%

Class VIII Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$8.97	0.16	0.38	0.54	–	–	–	$9.51	6.02%		$57,250,650	0.84%	3.43%	0.84%	3.91%
Year Ended December 31, 2014 (e)	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	–	$8.97	(6.19%	)	$43,497,497	0.85%	2.83%	0.85%	3.98%
Year Ended December 31, 2013 (e)	$8.36	0.19	1.55	1.74	(0.24)	(0.24)	–	$9.86	21.01%		$36,745,163	0.85%	2.09%	0.85%	5.67%
Year Ended December 31, 2012 (e)	$7.24	0.20	1.11	1.31	(0.19)	(0.19)	–	$8.36	18.21%		$23,542,464	0.86%	2.62%	0.87%	8.67%
Year Ended December 31, 2011 (e)	$8.50	0.21	(1.26)	(1.05)	(0.21)	(0.21)	–	$7.24	(12.85%	)	$24,478,621	0.86%	2.57%	0.88%	5.07%
Year Ended December 31, 2010 (e)	$8.10	0.16	0.40	0.56	(0.16)	(0.16)	–	$8.50	7.40%		$19,042,860	0.87%	2.08%	0.89%	2.94%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.01	0.19	0.39	0.58	–	–	–	$9.59	6.44%		$1,753,861,686	0.29%	3.91%	0.29%	3.91%
Year Ended December 31, 2014 (e)	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	–	$9.01	(5.76%	)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%
Year Ended December 31, 2013 (e)	$8.39	0.25	1.56	1.81	(0.29)	(0.29)	–	$9.91	21.72%		$1,650,757,852	0.30%	2.73%	0.30%	5.67%
Year Ended December 31, 2012 (e)	$7.26	0.25	1.12	1.37	(0.24)	(0.24)	–	$8.39	18.89%		$1,476,483,428	0.31%	3.26%	0.32%	8.67%
Year Ended December 31, 2011 (e)	$8.53	0.25	(1.27)	(1.02)	(0.25)	(0.25)	–	$7.26	(12.44%	)	$1,343,291,702	0.31%	3.10%	0.34%	5.07%
Year Ended December 31, 2010 (e)	$8.12	0.20	0.41	0.61	(0.20)	(0.20)	–	$8.53	8.07%		$1,211,042,594	0.32%	2.56%	0.34%	2.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

29

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT International Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

30

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

31

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$19,384,228	$—	$19,384,228
Air Freight & Logistics	—	7,087,481	—	7,087,481
Airlines	242,590	4,082,488	—	4,325,078
Auto Components	—	24,609,801	—	24,609,801
Automobiles	—	70,498,854	—	70,498,854
Banks	—	250,385,653	—	250,385,653
Beverages	—	44,969,680	—	44,969,680
Biotechnology	—	7,378,168	—	7,378,168
Building Products	—	12,056,593	—	12,056,593
Capital Markets	—	39,004,613	—	39,004,613
Chemicals	—	64,849,370	—	64,849,370
Commercial Services & Supplies	—	10,285,927	—	10,285,927
Communications Equipment	—	9,346,781	—	9,346,781
Construction & Engineering	1,048,766	11,706,164	—	12,754,930
Construction Materials	—	11,550,339	—	11,550,339
Consumer Finance	—	1,080,032	—	1,080,032
Containers & Packaging	—	2,962,137	—	2,962,137
Distributors	—	368,256	—	368,256
Diversified Consumer Services	—	210,583	—	210,583
Diversified Financial Services	—	22,058,236	—	22,058,236
Diversified Telecommunication Services	1,269,444	59,015,384	—	60,284,828
Electric Utilities	364,561	30,461,589	—	30,826,150
Electrical Equipment	—	24,137,727	—	24,137,727
Electronic Equipment, Instruments & Components	—	22,668,509	—	22,668,509
Energy Equipment & Services	—	5,434,295	—	5,434,295
Food & Staples Retailing	371,233	29,632,507	—	30,003,740
Food Products	572,316	62,967,169	—	63,539,485
Gas Utilities	—	9,407,169	—	9,407,169
Health Care Equipment & Supplies	542,681	14,771,040	—	15,313,721
Health Care Providers & Services	—	9,771,627	—	9,771,627
Health Care Technology	—	502,536	—	502,536
Hotels, Restaurants & Leisure	—	21,914,148	—	21,914,148
Household Durables	—	19,218,720	—	19,218,720
Household Products	—	12,560,716	—	12,560,716
Independent Power and Renewable Electricity Producers	251,784	1,206,852	—	1,458,636
Industrial Conglomerates	—	25,703,288	—	25,703,288
Information Technology Services	—	9,264,707	—	9,264,707
Insurance	—	101,988,572	—	101,988,572
Internet & Catalog Retail	—	1,811,372	—	1,811,372
Internet Software & Services	—	2,148,465	—	2,148,465
Leisure Products	—	2,982,590	—	2,982,590
Life Sciences Tools & Services	—	1,836,054	—	1,836,054
Machinery	—	46,686,430	—	46,686,430
Marine	—	4,894,508	—	4,894,508
Media	2,385,111	28,464,194	—	30,849,305
Metals & Mining	1,028,091	50,100,551	—	51,128,642
Multiline Retail	—	7,570,544	—	7,570,544
Multi-Utilities	—	21,798,388	—	21,798,388
Oil, Gas & Consumable Fuels	—	89,737,762	—	89,737,762

32

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Paper & Forest Products	$—	$3,692,092	$—	$3,692,092
Personal Products	—	19,591,256	—	19,591,256
Pharmaceuticals	—	171,154,185	—	171,154,185
Professional Services	—	11,662,391	—	11,662,391
Real Estate Investment Trusts (REITs)	—	28,986,392	—	28,986,392
Real Estate Management & Development	3,318,179	33,267,111	—	36,585,290
Road & Rail	—	20,517,485	—	20,517,485
Semiconductors & Semiconductor Equipment	—	13,910,790	—	13,910,790
Software	—	17,863,975	—	17,863,975
Specialty Retail	—	19,730,279	—	19,730,279
Technology Hardware, Storage & Peripherals	—	11,114,141	—	11,114,141
Textiles, Apparel & Luxury Goods	—	29,485,949	—	29,485,949
Tobacco	—	26,748,011	—	26,748,011
Trading Companies & Distributors	—	22,629,136	—	22,629,136
Transportation Infrastructure	90,687	9,627,955	—	9,718,642
Water Utilities	—	2,445,628	—	2,445,628
Wireless Telecommunication Services	—	32,972,569	—	32,972,569
Total Common Stocks	$11,485,443	$1,807,932,142	—	$1,819,417,585
Futures Contracts	56,910	—	—	56,910
Preferred Stocks	—	10,916,670	—	10,916,670
Repurchase Agreements	—	59,267,833	—	59,267,833
Rights	—	8,782	—	8,782
Total Assets	$11,542,353	$1,878,125,427	$—	$1,889,667,780

Liabilities:
Futures Contracts	(127,731)	—	—	(127,731)
Total Liabilities	$(127,731)	$—	$—	$(127,731)
Total	$11,414,622	$1,878,125,427	$—	$1,889,540,049

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2015, the Fund held one common stock and one rights investment that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

33

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$56,910
Total		$56,910

34

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(127,731)
Total		$(127,731)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$454,929
Total	$454,929

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$43,001
Total	$43,001

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities and foreign currencies. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash

35

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $59,267,833, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Citigroup Global Markets, Inc., 0.14%, dated 06/30/15, due 07/01/15, repurchase price $300,001,167, collateralized by U.S. Government Treasury Securities, ranging 0.25% – 4.63%, maturing 12/15/15 – 02/15/25; total market value $306,000,007.

36

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $375,142,708, collateralized by U.S. Government Agency and Treasury Securities, ranging 0.38% – 8.50%, maturing 08/31/15 – 01/20/42; total market value $382,500,042.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$20,000,000	$—	$20,000,000	$(20,000,000)	$—
Citigroup Global Markets, Inc.	18,000,000	—	18,000,000	(18,000,000)	—
Goldman Sachs & Co.	12,000,000	—	12,000,000	(12,000,000)	—
Societe Generale	9,267,833	—	9,267,833	(9,267,833)	—
Total	$59,267,833	$—	$59,267,833	$(59,267,833)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

37

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

38

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.24%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $262,107 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

39

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,454.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $59,301.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.10% and 0.15% for Class I, Class II and Class VIII shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014 the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,990.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

40

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $133,105,331 and sales of $70,152,144 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,650,856,917	$361,224,305	$(122,470,352)	$238,753,953

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

41

Supplemental Information

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

NVIT Mid Cap Index Fund

NVIT Small Cap Index Fund

NVIT International Index Fund

NVIT Bond Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information

42

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top two quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

43

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—    —    —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

44

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

45

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

46

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

47

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

48

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

49

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

50

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

51

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

52

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

53

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

54

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

55

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund

SAR-MCX 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation†

Common Stocks	96.9%
Repurchase Agreements	3.9%
Liabilities in excess of other assets	(0.8%)
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	8.7%
Banks	5.5%
Software	5.1%
Insurance	5.0%
Specialty Retail	4.3%
Machinery	4.3%
Health Care Equipment & Supplies	3.5%
Electronic Equipment, Instruments & Components	3.5%
Information Technology Services	3.3%
Health Care Providers & Services	3.3%
Other Industries*	53.5%
100.0%

Top Holdings††

Advance Auto Parts, Inc.	0.7%
Church & Dwight Co., Inc.	0.6%
Signet Jewelers Ltd.	0.6%
Centene Corp.	0.6%
Mettler-Toledo International, Inc.	0.6%
Foot Locker, Inc.	0.6%
Hologic, Inc.	0.6%
Jarden Corp.	0.6%
LKQ Corp.	0.6%
Omnicare, Inc.	0.5%
Other Holdings*	94.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,039.90	2.02	0.40
	Hypothetical	(a)(b)	1,000.00	1,022.81	2.01	0.40
Class II Shares	Actual	(a)	1,000.00	1,038.50	3.13	0.62
	Hypothetical	(a)(b)	1,000.00	1,021.72	3.11	0.62
Class Y Shares	Actual	(a)	1,000.00	1,040.60	1.26	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.55	1.25	0.25

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund

Common Stocks 96.9%

	Shares	Market Value

Aerospace & Defense 1.7%
B/E Aerospace, Inc.	87,958	$4,828,894
Esterline Technologies Corp.* (a)	25,559	2,436,795
Huntington Ingalls Industries, Inc. (a)	40,373	4,545,596
KLX, Inc.*	43,534	1,921,156
Orbital ATK, Inc.	49,214	3,610,339
Teledyne Technologies, Inc.*	29,270	3,088,278
Triumph Group, Inc.	40,886	2,698,067

		23,129,125

Airlines 0.8%
Alaska Air Group, Inc.	107,626	6,934,343
JetBlue Airways Corp.*	218,307	4,532,054

		11,466,397

Auto Components 0.5%
Dana Holding Corp. (a)	135,343	2,785,359
Gentex Corp.	243,998	4,006,447

		6,791,806

Automobiles 0.2%
Thor Industries, Inc. (a)	37,840	2,129,635

Banks 5.5%
Associated Banc-Corp. (a)	126,524	2,564,642
BancorpSouth, Inc.	71,103	1,831,613
Bank of Hawaii Corp. (a)	36,238	2,416,350
Bank of the Ozarks, Inc.	58,219	2,663,519
Cathay General Bancorp (a)	61,597	1,998,823
City National Corp.	40,136	3,627,893
Commerce Bancshares, Inc. (a)	69,308	3,241,535
Cullen/Frost Bankers, Inc.	45,600	3,583,248
East West Bancorp, Inc.	120,063	5,381,224
First Horizon National Corp. (a)	194,393	3,046,138
First Niagara Financial Group, Inc. (a)	292,248	2,758,821
FirstMerit Corp.	137,258	2,859,084
Fulton Financial Corp.	146,558	1,914,047
Hancock Holding Co. (a)	64,647	2,062,886
International Bancshares Corp.	47,927	1,287,799
PacWest Bancorp	81,249	3,799,203
Prosperity Bancshares, Inc. (a)	49,985	2,886,134
Signature Bank*	42,166	6,172,681
SVB Financial Group*	42,533	6,123,901
Synovus Financial Corp.	110,534	3,406,658
TCF Financial Corp.	140,117	2,327,343
Trustmark Corp. (a)	56,020	1,399,380
Umpqua Holdings Corp.	182,914	3,290,623
Valley National Bancorp	183,272	1,889,534
Webster Financial Corp.	75,128	2,971,312

		75,504,391

Common Stocks (continued)

	Shares	Market Value

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A*	7,527	$1,746,189

Biotechnology 0.5%
United Therapeutics Corp.*	38,346	6,670,287

Building Products 1.0%
A.O. Smith Corp.	62,309	4,485,002
Fortune Brands Home & Security, Inc. (a)	132,259	6,060,107
Lennox International, Inc.	34,338	3,697,859

		14,242,968

Capital Markets 2.1%
Eaton Vance Corp. (a)	97,878	3,829,966
Federated Investors, Inc., Class B	79,153	2,650,834
Janus Capital Group, Inc. (a)	122,743	2,101,360
Raymond James Financial, Inc. (a)	106,195	6,327,098
SEI Investments Co.	107,524	5,271,902
Stifel Financial Corp.*	56,318	3,251,801
Waddell & Reed Financial, Inc., Class A	69,909	3,307,395
WisdomTree Investments, Inc. (a)	93,224	2,047,665

		28,788,021

Chemicals 3.3%
Albemarle Corp. (a)	93,099	5,145,582
Ashland, Inc.	51,583	6,287,968
Cabot Corp.	52,879	1,971,858
Chemours Co. (The)*	150,863	2,413,808
Cytec Industries, Inc.	59,164	3,581,197
Minerals Technologies, Inc.	28,797	1,961,940
NewMarket Corp. (a)	8,780	3,897,354
Olin Corp.	64,216	1,730,621
PolyOne Corp.	73,948	2,896,543
RPM International, Inc.	110,516	5,411,968
Scotts Miracle-Gro Co. (The), Class A	37,122	2,197,994
Sensient Technologies Corp.	38,773	2,649,747
Valspar Corp. (The) (a)	62,047	5,076,685

		45,223,265

Commercial Services & Supplies 1.7%
Clean Harbors, Inc.* (a)	44,491	2,390,946
Copart, Inc.*	94,451	3,351,122
Deluxe Corp.	41,406	2,567,172
Herman Miller, Inc.	49,352	1,427,753
HNI Corp.	36,650	1,874,648
MSA Safety, Inc.	26,099	1,266,063
Rollins, Inc.	79,844	2,277,949
RR Donnelley & Sons Co.	173,054	3,016,331

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Waste Connections, Inc.	102,916	$4,849,402

		23,021,386

Communications Equipment 0.9%
ARRIS Group, Inc.*	109,644	3,355,106
Ciena Corp.*	97,211	2,301,957
InterDigital, Inc.	29,919	1,702,092
JDS Uniphase Corp.* (a)	194,218	2,249,045
Plantronics, Inc. (a)	32,498	1,829,962
Polycom, Inc.*	111,326	1,273,569

		12,711,731

Construction & Engineering 0.6%
AECOM* (a)	124,832	4,129,443
Granite Construction, Inc.	29,904	1,061,891
KBR, Inc.	120,174	2,340,989

		7,532,323

Construction Materials 0.2%
Eagle Materials, Inc. (a)	41,730	3,185,251

Consumer Finance 0.3%
SLM Corp.*	353,378	3,487,841

Containers & Packaging 1.4%
AptarGroup, Inc.	51,736	3,299,205
Bemis Co., Inc. (b)	80,897	3,641,174
Greif, Inc., Class A (a)	28,139	1,008,783
Packaging Corp. of America	82,192	5,136,178
Silgan Holdings, Inc.	34,583	1,824,599
Sonoco Products Co.	83,576	3,582,067

		18,492,006

Distributors 0.6%
LKQ Corp.*	252,422	7,634,503

Diversified Consumer Services 1.0%
Apollo Education Group, Inc.*	80,135	1,032,139
DeVry Education Group, Inc. (a)	47,634	1,428,067
Graham Holdings Co., Class B	3,675	3,950,809
Service Corp. International	167,752	4,936,941
Sotheby’s	51,337	2,322,486

		13,670,442

Diversified Financial Services 0.7%
CBOE Holdings, Inc.	69,245	3,962,199
MSCI, Inc.	93,282	5,741,507

		9,703,706

Diversified Telecommunication Services 0.0%†
Windstream Holdings, Inc.	1	1

Common Stocks (continued)

	Shares	Market Value

Electric Utilities 1.5%
Cleco Corp. (a)	50,189	$2,702,678
Great Plains Energy, Inc. (a)	127,955	3,091,393
Hawaiian Electric Industries, Inc.	89,086	2,648,527
IDACORP, Inc.	41,711	2,341,655
OGE Energy Corp.	165,587	4,730,820
PNM Resources, Inc.	66,097	1,625,986
Westar Energy, Inc.	109,680	3,753,250

		20,894,309

Electrical Equipment 1.0%
Acuity Brands, Inc.	36,001	6,479,460
Hubbell, Inc., Class B	44,162	4,781,861
Regal Beloit Corp. REG (a)	37,105	2,693,452

		13,954,773

Electronic Equipment, Instruments & Components 3.5%
Arrow Electronics, Inc.*	79,390	4,429,962
Avnet, Inc.	112,748	4,635,070
Belden, Inc.	35,289	2,866,526
Cognex Corp.	72,273	3,476,331
FEI Co. (a)	34,494	2,860,588
Ingram Micro, Inc., Class A*	129,680	3,245,891
IPG Photonics Corp.*	29,556	2,517,432
Jabil Circuit, Inc.	160,380	3,414,490
Keysight Technologies, Inc.*	140,494	4,382,008
Knowles Corp.* (a)	70,579	1,277,480
National Instruments Corp. (a)	84,013	2,475,023
Tech Data Corp.*	30,482	1,754,544
Trimble Navigation Ltd.*	215,139	5,047,161
Vishay Intertechnology, Inc. (a)	112,640	1,315,635
Zebra Technologies Corp., Class A* (a)	42,928	4,767,154

		48,465,295

Energy Equipment & Services 2.1%
Atwood Oceanics, Inc. (a)	49,862	1,318,351
Dresser-Rand Group, Inc.*	63,822	5,436,358
Dril-Quip, Inc.* (a)	32,176	2,421,244
Helix Energy Solutions Group, Inc.*	81,713	1,032,035
Nabors Industries Ltd.	241,856	3,489,982
Oceaneering International, Inc.	81,912	3,816,280
Oil States International, Inc.*	42,617	1,586,631
Patterson-UTI Energy, Inc. (a)	122,661	2,307,867
Rowan Cos. PLC, Class A (a)	103,372	2,182,183
Superior Energy Services, Inc.	124,802	2,625,834
Tidewater, Inc. (a)	38,886	883,879
Unit Corp.*	38,891	1,054,724

		28,155,368

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	32,124	$3,075,552
SUPERVALU, Inc.*	171,288	1,385,720
United Natural Foods, Inc.* (a)	41,500	2,642,720

		7,103,992

Food Products 2.1%
Dean Foods Co. (a)	78,113	1,263,087
Flowers Foods, Inc.	152,948	3,234,850
Hain Celestial Group, Inc. (The)* (a)	85,172	5,609,428
Ingredion, Inc.	59,353	4,736,963
Lancaster Colony Corp.	16,113	1,463,866
Post Holdings, Inc.* (a)	45,498	2,453,707
Tootsie Roll Industries, Inc. (a)	16,936	547,202
TreeHouse Foods, Inc.* (a)	35,514	2,877,700
WhiteWave Foods Co. (The)* (a)	145,286	7,101,580

		29,288,383

Gas Utilities 1.5%
Atmos Energy Corp.	83,673	4,290,751
National Fuel Gas Co. (a)	69,948	4,119,238
ONE Gas, Inc. (a)	43,624	1,856,637
Questar Corp.	145,662	3,045,792
UGI Corp.	143,426	4,941,026
WGL Holdings, Inc.	41,264	2,240,223

		20,493,667

Health Care Equipment & Supplies 3.6%
Align Technology, Inc.*	60,298	3,781,288
Cooper Cos., Inc. (The)	40,300	7,172,191
Halyard Health, Inc.* (a)	38,616	1,563,948
Hill-Rom Holdings, Inc.	46,895	2,547,805
Hologic, Inc.*	202,914	7,722,907
IDEXX Laboratories, Inc.*	77,624	4,978,803
ResMed, Inc. (a)	116,679	6,577,195
Sirona Dental Systems, Inc.*	46,113	4,630,668
STERIS Corp.	49,447	3,186,365
Teleflex, Inc.	34,400	4,659,480
Thoratec Corp.*	44,900	2,001,193

		48,821,843

Health Care Providers & Services 3.3%
Centene Corp.*	98,635	7,930,254
Community Health Systems, Inc.*	97,907	6,165,204
Health Net, Inc.*	63,831	4,092,844
LifePoint Health, Inc.*	36,683	3,189,587
MEDNAX, Inc.*	77,604	5,751,232
Molina Healthcare, Inc.*	33,258	2,338,037
Omnicare, Inc. (a)	80,431	7,580,622
Owens & Minor, Inc.	52,326	1,779,084

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
VCA, Inc.*	68,135	$3,706,884
WellCare Health Plans, Inc.*	36,478	3,094,429

		45,628,177

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.* (a)	140,805	1,926,213
HMS Holdings Corp.* (a)	73,301	1,258,578

		3,184,791

Hotels, Restaurants & Leisure 1.8%
Brinker International, Inc. (a)	50,744	2,925,392
Buffalo Wild Wings, Inc.*	15,717	2,462,697
Cheesecake Factory, Inc. (The) (a)	37,616	2,051,388
Domino’s Pizza, Inc.	45,783	5,191,792
Dunkin’ Brands Group, Inc. (a)	79,829	4,390,595
International Speedway Corp., Class A	23,179	849,974
Panera Bread Co., Class A* (a)	21,038	3,676,811
Wendy’s Co. (The)	225,940	2,548,603

		24,097,252

Household Durables 1.8%
Jarden Corp.* (a)	148,534	7,686,634
KB Home (a)	75,517	1,253,582
M.D.C. Holdings, Inc. (a)	32,410	971,328
NVR, Inc.*	3,204	4,293,360
Tempur Sealy International, Inc.* (a)	50,563	3,332,102
Toll Brothers, Inc.*	132,661	5,066,324
Tupperware Brands Corp. (a)	41,286	2,664,598

		25,267,928

Household Products 1.1%
Church & Dwight Co., Inc.	108,574	8,808,609
Energizer Holdings, Inc.	51,570	6,784,033

		15,592,642

Independent Power and Renewable Electricity Producers 0.1%
Talen Energy Corp.*	69,229	1,187,970

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	54,102	5,416,692

Information Technology Services 3.3%
Acxiom Corp.* (a)	64,862	1,140,274
Broadridge Financial Solutions, Inc.	99,516	4,976,795
Convergys Corp.	82,187	2,094,947
CoreLogic, Inc.*	74,522	2,957,778
DST Systems, Inc.	23,441	2,953,097
Gartner, Inc.* (a)	68,924	5,912,301
Global Payments, Inc.	55,160	5,706,302

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Jack Henry & Associates, Inc. (a)	67,879	$4,391,771
Leidos Holdings, Inc.	51,631	2,084,343
MAXIMUS, Inc.	54,665	3,593,130
NeuStar, Inc., Class A* (a)	46,222	1,350,145
Science Applications International Corp. (a)	32,603	1,723,069
VeriFone Systems, Inc.*	94,883	3,222,227
WEX, Inc.* (a)	32,056	3,653,422

		45,759,601

Insurance 5.0%
Alleghany Corp.*	13,327	6,247,165
American Financial Group, Inc.	61,303	3,987,147
Arthur J. Gallagher & Co.	139,413	6,594,235
Aspen Insurance Holdings Ltd.	51,129	2,449,079
Brown & Brown, Inc.	95,793	3,147,758
CNO Financial Group, Inc. (a)	163,392	2,998,243
Everest Re Group Ltd.	36,850	6,707,068
First American Financial Corp. (a)	89,924	3,346,072
Hanover Insurance Group, Inc. (The)	36,767	2,721,861
HCC Insurance Holdings, Inc.	79,441	6,104,246
Kemper Corp.	40,842	1,574,459
Mercury General Corp. (a)	30,190	1,680,074
Old Republic International Corp.	199,925	3,124,828
Primerica, Inc. (a)	42,843	1,957,497
Reinsurance Group of America, Inc.	54,921	5,210,355
RenaissanceRe Holdings Ltd.	38,228	3,880,524
StanCorp Financial Group, Inc.	34,975	2,644,460
W.R. Berkley Corp. (a)	82,858	4,302,816

		68,677,887

Internet & Catalog Retail 0.1%
HSN, Inc. (a)	26,973	1,893,235

Internet Software & Services 0.3%
Rackspace Hosting, Inc.*	98,318	3,656,446

Leisure Products 1.0%
Brunswick Corp.	77,047	3,918,611
Polaris Industries, Inc. (a)	50,647	7,501,327
Vista Outdoor, Inc.*	52,940	2,377,006

		13,796,944

Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A*	17,148	2,582,660
Bio-Techne Corp.	30,820	3,034,846
Charles River Laboratories International, Inc.* (a)	39,279	2,762,885
Mettler-Toledo International, Inc.*	23,205	7,923,579

		16,303,970

Common Stocks (continued)

	Shares	Market Value

Machinery 4.3%
AGCO Corp.	66,462	$3,773,712
CLARCOR, Inc. (a)	41,666	2,593,292
Crane Co.	40,559	2,382,030
Donaldson Co., Inc. (a)	104,874	3,754,489
Graco, Inc.	48,673	3,457,243
IDEX Corp.	64,705	5,084,519
ITT Corp.	73,981	3,095,365
Kennametal, Inc. (a)	65,695	2,241,513
Lincoln Electric Holdings, Inc.	62,701	3,817,864
Nordson Corp. (a)	46,943	3,656,390
Oshkosh Corp. (a)	64,854	2,748,513
SPX Corp.	34,014	2,462,274
Terex Corp. (a)	87,184	2,027,028
Timken Co. (The)	60,240	2,202,977
Trinity Industries, Inc. (a)	128,607	3,399,083
Valmont Industries, Inc. (a)	19,539	2,322,601
Wabtec Corp.	80,188	7,556,917
Woodward, Inc.	48,021	2,640,675

		59,216,485

Marine 0.3%
Kirby Corp.* (a)	46,235	3,544,375

Media 1.4%
AMC Networks, Inc., Class A*	49,030	4,013,105
Cinemark Holdings, Inc.	87,224	3,503,788
DreamWorks Animation SKG, Inc., Class A* (a)	60,102	1,585,491
John Wiley & Sons, Inc., Class A	38,496	2,093,027
Live Nation Entertainment, Inc.*	121,071	3,328,242
Meredith Corp.	30,300	1,580,145
New York Times Co. (The), Class A (a)	109,126	1,489,570
Time, Inc.	90,861	2,090,712

		19,684,080

Metals & Mining 1.6%
Carpenter Technology Corp. (a)	41,819	1,617,559
Commercial Metals Co.	96,070	1,544,806
Compass Minerals International, Inc.	27,898	2,291,542
Reliance Steel & Aluminum Co.	61,620	3,726,778
Royal Gold, Inc.	54,127	3,333,682
Steel Dynamics, Inc. (a)	200,482	4,152,985
TimkenSteel Corp. (a)	31,170	841,278
United States Steel Corp. (a)	120,896	2,492,875
Worthington Industries, Inc. (a)	40,140	1,206,608

		21,208,113

Multiline Retail 0.3%
Big Lots, Inc. (a)	44,759	2,013,708

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail (continued)
J.C. Penney Co., Inc.* (a)	253,022	$2,143,096

		4,156,804

Multi-Utilities 0.9%
Alliant Energy Corp.	93,718	5,409,403
Black Hills Corp.	37,072	1,618,193
MDU Resources Group, Inc. (a)	161,371	3,151,576
Vectren Corp.	68,551	2,637,842

		12,817,014

Oil, Gas & Consumable Fuels 2.4%
California Resources Corp.	256,026	1,546,397
Denbury Resources, Inc. (a)	295,859	1,881,663
Energen Corp.	65,313	4,460,878
Gulfport Energy Corp.*	88,546	3,563,977
HollyFrontier Corp.	162,773	6,948,779
QEP Resources, Inc.	134,540	2,490,335
Rosetta Resources, Inc.*	62,798	1,453,146
SM Energy Co. (a)	55,992	2,582,351
Western Refining, Inc.	58,627	2,557,310
World Fuel Services Corp. (a)	59,835	2,869,088
WPX Energy, Inc.*	169,192	2,077,678

		32,431,602

Paper & Forest Products 0.3%
Domtar Corp. (a)	52,910	2,190,474
Louisiana-Pacific Corp.*	118,135	2,011,839

		4,202,313

Personal Products 0.2%
Avon Products, Inc. (a)	360,841	2,258,865

Pharmaceuticals 0.2%
Akorn, Inc.* (a)	65,246	2,848,640

Professional Services 1.2%
CEB, Inc.	27,785	2,418,962
FTI Consulting, Inc.*	34,323	1,415,480
ManpowerGroup, Inc.	64,999	5,809,611
Towers Watson & Co., Class A	57,515	7,235,387

		16,879,440

Real Estate Investment Trusts (REITs) 8.8%
Alexandria Real Estate Equities, Inc.	59,795	5,229,671
American Campus Communities, Inc.	93,117	3,509,580
BioMed Realty Trust, Inc.	168,921	3,266,932
Camden Property Trust	71,984	5,346,972
Communications Sales & Leasing, Inc.	99,414	2,457,509
Corporate Office Properties Trust	78,406	1,845,677
Corrections Corp. of America	96,939	3,206,742

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett, Inc.	113,716	$3,063,509
Duke Realty Corp.	286,172	5,314,214
Equity One, Inc.	66,631	1,555,168
Extra Space Storage, Inc.	92,176	6,011,719
Federal Realty Investment Trust	57,000	7,301,130
Highwoods Properties, Inc.	78,033	3,117,418
Home Properties, Inc.	47,965	3,503,843
Hospitality Properties Trust	124,456	3,586,822
Kilroy Realty Corp.	73,034	4,904,233
Lamar Advertising Co., Class A	67,159	3,860,299
LaSalle Hotel Properties	93,719	3,323,276
Liberty Property Trust	123,588	3,982,005
Mack-Cali Realty Corp.	69,469	1,280,314
Mid-America Apartment Communities, Inc.	62,501	4,550,698
National Retail Properties, Inc.	111,178	3,892,342
Omega Healthcare Investors, Inc.	133,401	4,579,656
Potlatch Corp.	33,686	1,189,790
Rayonier, Inc.	105,061	2,684,309
Regency Centers Corp.	78,133	4,608,284
Senior Housing Properties Trust	195,048	3,423,092
Tanger Factory Outlet Centers, Inc.	79,550	2,521,735
Taubman Centers, Inc.	51,295	3,565,002
UDR, Inc.	214,807	6,880,268
Urban Edge Properties	76,562	1,591,724
Weingarten Realty Investors	94,550	3,090,839
WP GLIMCHER, Inc.	153,618	2,078,452

		120,323,224

Real Estate Management & Development 0.6%
Alexander & Baldwin, Inc.	37,680	1,484,592
Jones Lang LaSalle, Inc.	37,217	6,364,107

		7,848,699

Road & Rail 0.9%
Con-way, Inc. (a)	47,783	1,833,434
Genesee & Wyoming, Inc., Class A* (a)	42,560	3,242,221
Landstar System, Inc.	36,845	2,463,825
Old Dominion Freight Line, Inc.*	56,344	3,865,480
Werner Enterprises, Inc. (a)	37,074	973,192

		12,378,152

Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc.* (a)	522,301	1,253,522
Atmel Corp.	345,460	3,404,508
Cree, Inc.* (a)	90,532	2,356,548
Cypress Semiconductor Corp.*	275,480	3,239,645
Fairchild Semiconductor International, Inc.*	97,160	1,688,641
Integrated Device Technology, Inc.*	123,061	2,670,424
Intersil Corp., Class A	109,427	1,368,932
Silicon Laboratories, Inc.* (a)	32,951	1,779,684

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
SunEdison, Inc.* (a)	241,766	$7,231,221
Teradyne, Inc.	177,991	3,433,446

		28,426,571

Software 5.2%
ACI Worldwide, Inc.*	96,833	2,379,187
Advent Software, Inc.	37,356	1,651,509
ANSYS, Inc.*	74,512	6,798,475
Cadence Design Systems, Inc.* (a)	242,646	4,770,420
CDK Global, Inc.	133,017	7,180,258
CommVault Systems, Inc.*	35,018	1,485,113
FactSet Research Systems, Inc.	32,197	5,232,334
Fair Isaac Corp. (a)	25,777	2,340,036
Fortinet, Inc.*	118,146	4,882,974
Informatica Corp.*	86,912	4,212,624
Manhattan Associates, Inc.* (a)	61,206	3,650,938
Mentor Graphics Corp.	81,983	2,166,811
PTC, Inc.* (a)	95,390	3,912,898
Rovi Corp.* (a)	73,347	1,169,885
SolarWinds, Inc.*	55,068	2,540,287
Solera Holdings, Inc. (a)	55,768	2,485,022
Synopsys, Inc.*	128,646	6,515,920
Tyler Technologies, Inc.*	27,873	3,606,209
Ultimate Software Group, Inc. (The)* (a)	23,744	3,902,089

		70,882,989

Specialty Retail 4.3%
Aaron’s, Inc.	53,563	1,939,516
Abercrombie & Fitch Co., Class A (a)(b)	57,522	1,237,298
Advance Auto Parts, Inc. (a)	60,718	9,671,770
American Eagle Outfitters, Inc.	145,666	2,508,368
Ann, Inc.*	37,930	1,831,640
Ascena Retail Group, Inc.*	109,367	1,821,507
Cabela’s, Inc.* (a)	39,564	1,977,409
Chico’s FAS, Inc. (a)	118,966	1,978,405
CST Brands, Inc.	64,021	2,500,660
Dick’s Sporting Goods, Inc.	80,571	4,171,161
Foot Locker, Inc.	116,033	7,775,371
Guess?, Inc. (a)	53,018	1,016,355
Murphy USA, Inc.* (a)	35,296	1,970,223
Office Depot, Inc.*	409,195	3,543,629
Rent-A-Center, Inc. (a)	43,884	1,244,111

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Signet Jewelers Ltd.	66,559	$8,535,526
Williams-Sonoma, Inc.	70,754	5,820,932

		59,543,881

Technology Hardware, Storage & Peripherals 0.7%
3D Systems Corp.* (a)	86,755	1,693,458
Diebold, Inc. (a)	53,694	1,879,290
Lexmark International, Inc., Class A	50,842	2,247,216
NCR Corp.*	140,636	4,233,144

		10,053,108

Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc.	43,596	4,634,255
Deckers Outdoor Corp.* (a)	27,642	1,989,394
Kate Spade & Co.* (a)	105,757	2,278,006
Skechers U.S.A., Inc., Class A*	33,871	3,718,697

		12,620,352

Thrifts & Mortgage Finance 0.6%
New York Community Bancorp, Inc. (a)	368,628	6,775,382
Washington Federal, Inc.	78,728	1,838,299

		8,613,681

Trading Companies & Distributors 0.7%
GATX Corp. (a)	36,419	1,935,670
MSC Industrial Direct Co., Inc., Class A (a)	42,108	2,937,875
NOW, Inc.* (a)	88,847	1,768,944
Watsco, Inc.	22,681	2,806,547

		9,449,036

Water Utilities 0.3%
Aqua America, Inc.	146,770	3,594,397

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	81,489	2,395,777

Total Common Stocks (cost $920,455,273)		1,328,150,037

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

Repurchase Agreements 3.9%

	Principal Amount	Market Value

Barclays Capital, Inc., 0. 04%, dated 06/24/15, due 07/01/15, repurchase price $12,000,093, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $12,240,001. (c)(d)	$12,000,000	$12,000,000
Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $15,005,708, collateralized by U.S. Government Agency Securities, ranging from 0.38% - 8.50%, maturing 08/31/15 - 01/20/42; total market value $15,300,002. (c)(d)	15,000,000	15,000,000
Goldman Sachs & Co., 0. 13%, dated 06/30/15, due 07/01/15, repurchase price $10,000,036, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $10,200,001. (c)(d)	10,000,000	10,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $16,224,929, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $16,549,354. (c)(d)	16,224,857	16,224,857

Total Repurchase Agreements (cost $53,224,857)		53,224,857

Total Investments (cost $973,680,130) (e) — 100.8%		1,381,374,894
Liabilities in excess of other assets — (0.8%)		(10,574,233)

NET ASSETS — 100.0%		$1,370,800,661

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $256,497,169, which was collateralized by repurchase agreements with a value of $53,224,857 and $211,567,706 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.50%, and maturity dates ranging from 07/02/15 – 02/15/45, a total value of $264,792,563.
(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $53,224,857.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund (Continued)

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
286	S&P MID 400 E-Mini	09/18/15	$42,845,660	$(765,339)

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund
Assets:
Investments, at value *(cost $920,455,273)	$1,328,150,037
Repurchase agreements, at value (cost $53,224,857)	53,224,857

Total Investments, at value (total cost $973,680,130)	1,381,374,894

Cash	36,005,130
Dividends receivable	1,214,869
Security lending income receivable	66,430
Receivable for investments sold	17,129,290
Receivable for capital shares issued	322,970
Receivable for variation margin on futures contracts	41,966
Prepaid expenses	9,169

Total Assets	1,436,164,718

Liabilities:
Payable for investments purchased	11,281,969
Payable for capital shares redeemed	491,458
Payable upon return of securities loaned (Note 2)	53,224,857
Accrued expenses and other payables:
Investment advisory fees	235,835
Fund administration fees	34,057
Distribution fees	4,170
Administrative servicing fees	56,284
Accounting and transfer agent fees	252
Custodian fees	8,341
Compliance program costs (Note 3)	1,212
Professional fees	15,221
Printing fees	10,171
Other	230

Total Liabilities	65,364,057

Net Assets	$1,370,800,661

Represented by:
Capital	$791,583,245
Accumulated undistributed net investment income	10,646,402
Accumulated net realized gains from investments and futures transactions	161,641,589
Net unrealized appreciation/(depreciation) from investments	407,694,764
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(765,339)

Net Assets	$1,370,800,661

*	Includes value of securities on loan of $256,497,169 (Note 2)

13

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund
Net Assets:
Class I Shares	$433,447,235
Class II Shares	19,935,499
Class Y Shares	917,417,927

Total	$1,370,800,661

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,612,895
Class II Shares	769,366
Class Y Shares	35,129,492

Total	52,511,753

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$26.09
Class II Shares	$25.91
Class Y Shares	$26.12

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$10,635,956
Income from securities lending (Note 2)	438,463
Interest income	19,715

Total Income	11,094,134

EXPENSES:
Investment advisory fees	1,449,893
Fund administration fees	211,614
Distribution fees Class II Shares	24,727
Administrative servicing fees Class I Shares	320,226
Administrative servicing fees Class II Shares	11,520
Professional fees	34,936
Printing fees	11,767
Trustee fees	20,033
Custodian fees	25,889
Accounting and transfer agent fees	1,521
Compliance program costs (Note 3)	2,732
Other	15,448

Total Expenses	2,130,306

NET INVESTMENT INCOME	8,963,828

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	89,908,602
Net realized gains from futures transactions (Note 2)	1,614,182

Net realized gains from investments and futures transactions	91,522,784

Net change in unrealized appreciation/(depreciation) from investments	(41,275,016)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,002,240)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(42,277,256)

Net realized/unrealized gains from investments and futures transactions	49,245,528

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58,209,356

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$8,963,828	$16,856,298
Net realized gains from investments and futures transactions	91,522,784	92,292,013
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(42,277,256)	17,807,120

Change in net assets resulting from operations	58,209,356	126,955,431

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,246,029)
Class II	–	(161,340)
Class Y	–	(11,793,205)
Net realized gains:
Class I	–	(20,282,347)
Class II	–	(955,356)
Class Y	–	(50,100,176)

Change in net assets from shareholder distributions	–	(87,538,453)

Change in net assets from capital transactions	(100,437,644)	13,157,136

Change in net assets	(42,228,288)	52,574,114

Net Assets:
Beginning of period	1,413,028,949	1,360,454,835

End of period	$1,370,800,661	$1,413,028,949

Accumulated undistributed net investment income at end of period	$10,646,402	$1,682,574

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$36,496,614	$47,262,152
Dividends reinvested	–	24,528,376
Cost of shares redeemed	(29,117,431)	(54,716,743)

Total Class I Shares	7,379,183	17,073,785

Class II Shares
Proceeds from shares issued	1,847,464	3,785,590
Dividends reinvested	–	1,116,696
Cost of shares redeemed	(1,578,281)	(4,014,992)

Total Class II Shares	269,183	887,294

Class Y Shares
Proceeds from shares issued	23,601,004	81,922,738
Dividends reinvested	–	61,893,381
Cost of shares redeemed	(131,687,014)	(148,620,062)

Total Class Y Shares	(108,086,010)	(4,803,943)

Change in net assets from capital transactions	$(100,437,644)	$13,157,136

16

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	1,401,552	1,901,655
Reinvested	–	989,362
Redeemed	(1,119,798)	(2,205,419)

Total Class I Shares	281,754	685,598

Class II Shares
Issued	71,960	152,068
Reinvested	–	45,346
Redeemed	(61,253)	(162,283)

Total Class II Shares	10,707	35,131

Class Y Shares
Issued	905,739	3,309,700
Reinvested	–	2,494,558
Redeemed	(4,999,021)	(5,914,703)

Total Class Y Shares	(4,093,282)	(110,445)

Total change in shares	(3,800,821)	610,284

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$25.09	0.15	0.85	1.00	–	–	–	$26.09	3.99%		$433,447,235	0.40%	1.17%	0.40%	8.00%
Year Ended December 31, 2014 (e)	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%
Year Ended December 31, 2013 (e)	$19.03	0.23	6.00	6.23	(0.25)	(0.59)	(0.84)	$24.42	33.05%		$382,128,280	0.40%	1.01%	0.40%	10.91%
Year Ended December 31, 2012 (e)	$17.55	0.23	2.80	3.03	(0.20)	(1.35)	(1.55)	$19.03	17.47%		$301,281,784	0.41%	1.23%	0.41%	10.21%
Year Ended December 31, 2011 (e)	$18.46	0.16	(0.63)	(0.47)	(0.15)	(0.29)	(0.44)	$17.55	(2.54%	)	$288,786,869	0.40%	0.85%	0.42%	20.81%
Year Ended December 31, 2010 (e)	$14.82	0.15	3.71	3.86	(0.20)	(0.02)	(0.22)	$18.46	26.20%		$317,379,516	0.42%	0.97%	0.43%	11.92%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$24.95	0.12	0.84	0.96	–	–	–	$25.91	3.85%		$19,935,499	0.62%	0.96%	0.62%	8.00%
Year Ended December 31, 2014 (e)	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%
Year Ended December 31, 2013 (e)	$18.94	0.18	5.98	6.16	(0.21)	(0.59)	(0.80)	$24.30	32.81%		$17,578,154	0.61%	0.81%	0.61%	10.91%
Year Ended December 31, 2012 (e)	$17.47	0.19	2.80	2.99	(0.17)	(1.35)	(1.52)	$18.94	17.27%		$13,428,803	0.61%	1.03%	0.61%	10.21%
Year Ended December 31, 2011 (e)	$18.38	0.13	(0.63)	(0.50)	(0.12)	(0.29)	(0.41)	$17.47	(2.68%	)	$12,285,803	0.53%	0.72%	0.54%	20.81%
Year Ended December 31, 2010 (e)	$14.76	0.11	3.69	3.80	(0.16)	(0.02)	(0.18)	$18.38	25.86%		$13,715,960	0.67%	0.72%	0.68%	11.92%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$25.10	0.17	0.85	1.02	–	–	–	$26.12	4.06%		$917,417,927	0.25%	1.32%	0.25%	8.00%
Year Ended December 31, 2014 (e)	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%
Year Ended December 31, 2013 (e)	$19.03	0.26	6.02	6.28	(0.29)	(0.59)	(0.88)	$24.43	33.28%		$960,748,401	0.25%	1.16%	0.25%	10.91%
Year Ended December 31, 2012 (e)	$17.55	0.26	2.80	3.06	(0.23)	(1.35)	(1.58)	$19.03	17.64%		$818,957,782	0.26%	1.39%	0.26%	10.21%
Year Ended December 31, 2011 (e)	$18.46	0.18	(0.63)	(0.45)	(0.17)	(0.29)	(0.46)	$17.55	(2.39%	)	$745,580,719	0.25%	0.99%	0.27%	20.81%
Year Ended December 31, 2010 (e)	$14.82	0.18	3.70	3.88	(0.22)	(0.02)	(0.24)	$18.46	26.39%		$917,017,724	0.27%	1.12%	0.28%	11.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,328,150,037	$—	$—	$1,328,150,037
Repurchase Agreements	—	53,224,857	—	53,224,857
Total Assets	$1,328,150,037	$53,224,857	$—	$1,381,374,894
Liabilities:
Futures Contracts	$(765,339)	$—	$—	$(765,339)
Total Liabilities	$(765,339)	$—	$—	$(765,339)
Total	$1,327,384,698	$53,224,857	$—	$1,380,609,555

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(765,339)
Total		$(765,339)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,614,182
Total	$1,614,182

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,002,240)
Total	$(1,002,240)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $53,224,857, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $375,142,708, collateralized by U.S. Government Agency and Treasury Securities, ranging 0.38% – 8.50%, maturing 08/31/15 – 01/20/42; total market value $382,500,042.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$12,000,000	$—	$12,000,000	$(12,000,000)	$—
Citigroup Global Markets, Inc.	15,000,000	—	15,000,000	(15,000,000)	—
Goldman Sachs & Co.	10,000,000	—	10,000,000	(10,000,000)	—
Societe Generale	16,224,857	—	16,224,857	(16,224,857)	—
Total	$53,224,857	$—	$53,224,857	$(53,224,857)	$—

Amounts designated as — are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.205%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $211,614 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,732.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $331,746.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.12% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $110,500,733 and sales of $225,176,755 (excluding short-term securities).

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$992,658,248	$435,201,207	$(46,484,561)	$388,716,646

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

28

Supplemental Information

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

NVIT Mid Cap Index Fund

NVIT Small Cap Index Fund

NVIT International Index Fund

NVIT Bond Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top two quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—    —    —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

37

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

40

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

41

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund

SAR-SCX 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation†

Common Stocks	97.9%
Repurchase Agreements	9.0%
Right††	0.0%
Warrant††	0.0%
Liabilities in excess of other assets†††	(6.9)%
100.0%

Top Industries††††

Banks	7.8%
Real Estate Investment Trusts (REITs)	7.8%
Biotechnology	6.2%
Software	4.1%
Health Care Equipment & Supplies	3.2%
Hotels, Restaurants & Leisure	3.1%
Specialty Retail	3.0%
Semiconductors & Semiconductor Equipment	2.9%
Machinery	2.5%
Health Care Providers & Services	2.5%
Other Industries*	56.9%
100.0%

Top Holdings††††

Team Health Holdings, Inc.	0.2%
Manhattan Associates, Inc.	0.2%
Cepheid	0.2%
Tyler Technologies, Inc.	0.2%
MAXIMUS, Inc.	0.2%
Investors Bancorp, Inc.	0.2%
HealthSouth Corp.	0.2%
West Pharmaceutical Services, Inc.	0.2%
Neurocrine Biosciences, Inc.	0.2%
Prosperity Bancshares, Inc.	0.2%
Other Holdings*	98.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund (June 30, 2015)			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class II Shares	Actual	(a)	1,000.00	1,044.00	3.04	0.60
	Hypothetical	(a)(b)	1,000.00	1,021.82	3.01	0.60
Class Y Shares	Actual	(a)	1,000.00	1,045.40	1.37	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.46	1.35	0.27

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 1.6%
AAR Corp.	8,857	$282,273
Aerojet Rocketdyne Holdings, Inc.* (a)	15,631	322,155
Aerovironment, Inc.* (a)	4,934	128,679
American Science & Engineering, Inc. (a)	1,828	80,085
Astronics Corp.*	4,782	338,996
Cubic Corp.	5,357	254,886
Curtiss-Wright Corp.	11,864	859,428
DigitalGlobe, Inc.*	18,116	503,444
Ducommun, Inc.*	2,785	71,491
Engility Holdings, Inc.	4,550	114,478
Esterline Technologies Corp.*	7,765	740,315
HEICO Corp. (a)	5,081	296,222
HEICO Corp., Class A	9,602	487,493
KEYW Holding Corp. (The)* (a)	8,479	79,024
KLX, Inc.*	13,134	579,603
Kratos Defense & Security Solutions, Inc.*	11,427	71,990
Moog, Inc., Class A*	9,666	683,193
National Presto Industries, Inc.	1,177	94,537
Sparton Corp.* (a)	2,465	67,344
TASER International, Inc.*	13,359	444,988
Teledyne Technologies, Inc.*	8,831	931,759
Vectrus, Inc.*	2,645	65,781

		7,498,164

Air Freight & Logistics 0.6%
Air Transport Services Group, Inc.*	13,212	138,594
Atlas Air Worldwide Holdings, Inc.*	6,250	343,500
Echo Global Logistics, Inc.*	7,457	243,546
Forward Air Corp.	7,718	403,343
Hub Group, Inc., Class A* (a)	9,001	363,100
Park-Ohio Holdings Corp.	2,194	106,321
Radiant Logistics, Inc.*	6,438	47,062
UTi Worldwide, Inc.*	23,040	230,169
XPO Logistics, Inc.* (a)	17,849	806,418

		2,682,053

Airlines 0.3%
Allegiant Travel Co. (a)	3,343	594,653
Hawaiian Holdings, Inc.*	12,014	285,332
Republic Airways Holdings, Inc.*	13,036	119,670
SkyWest, Inc.	12,864	193,475
Virgin America, Inc.* (a)	6,271	172,327

		1,365,457

Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	18,965	396,558
Cooper Tire & Rubber Co.	14,398	487,084
Cooper-Standard Holding, Inc.*	3,384	208,014
Dana Holding Corp. (a)	40,785	839,355
Dorman Products, Inc.*	6,659	317,368
Drew Industries, Inc.	6,023	349,454
Federal-Mogul Holdings Corp.*	7,472	84,807

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Fox Factory Holding Corp.*	4,071	$65,462
Gentherm, Inc.*	8,960	491,994
Metaldyne Performance Group, Inc.	2,800	50,820
Modine Manufacturing Co.*	11,961	128,342
Motorcar Parts of America, Inc.*	4,484	134,924
Remy International, Inc.	7,103	157,047
Standard Motor Products, Inc.	4,968	174,476
Stoneridge, Inc.*	7,010	82,087
Strattec Security Corp. (a)	906	62,242
Superior Industries International, Inc.	5,760	105,466
Tenneco, Inc.*	15,324	880,211
Tower International, Inc.*	5,235	136,372

		5,152,083

Automobiles 0.0%†
Winnebago Industries, Inc. (a)	6,747	159,162

Banks 8.4%
1st Source Corp.	3,722	126,995
Access National Corp.	1,668	32,426
American National Bankshares, Inc.	2,274	54,144
Ameris Bancorp	7,942	200,853
Ames National Corp.	2,158	54,166
Arrow Financial Corp.	2,687	72,630
Banc of California, Inc.	9,042	124,328
BancFirst Corp. (a)	1,790	117,155
Banco Latinoamericano de Comercio Exterior SA, Class E	7,568	243,538
Bancorp, Inc. (The)*	8,739	81,098
BancorpSouth, Inc.	24,228	624,113
Bank of Marin Bancorp	1,459	74,219
Bank of the Ozarks, Inc.	19,512	892,674
Banner Corp.	5,231	250,722
Bar Harbor Bankshares	1,321	46,803
BBCN Bancorp, Inc.	19,933	294,809
Berkshire Hills Bancorp, Inc.	7,491	213,344
Blue Hills Bancorp, Inc.*	7,081	99,134
BNC Bancorp	5,914	114,318
Boston Private Financial Holdings, Inc.	20,609	276,367
Bridge Bancorp, Inc. (a)	3,042	81,191
Bridge Capital Holdings*	2,568	76,526
Bryn Mawr Bank Corp.	4,252	128,240
BSB Bancorp, Inc.*	1,868	41,301
C1 Financial, Inc.* (a)	1,393	26,996
Camden National Corp.	1,829	70,782
Capital Bank Financial Corp., Class A*	5,675	164,972
Capital City Bank Group, Inc.	2,753	42,038
Cardinal Financial Corp.	8,077	175,998
Cascade Bancorp*	8,014	41,513
Cathay General Bancorp (a)	19,996	648,870
CenterState Banks, Inc.	11,088	149,799
Central Pacific Financial Corp.	5,699	135,351
Century Bancorp, Inc., Class A	910	37,001

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Chemical Financial Corp.	8,406	$277,902
Citizens & Northern Corp.	2,990	61,445
City Holding Co.	3,806	187,446
CNB Financial Corp.	3,553	65,375
CoBiz Financial, Inc.	9,023	117,931
Columbia Banking System, Inc.	14,430	469,552
Community Bank System, Inc. (a)	10,215	385,821
Community Trust Bancorp, Inc.	3,912	136,411
CommunityOne Bancorp*	3,153	33,958
ConnectOne Bancorp, Inc.	7,215	155,339
CU Bancorp*	4,026	89,216
Customers Bancorp, Inc.*	6,709	180,405
CVB Financial Corp. (a)	26,643	469,183
Eagle Bancorp, Inc.*	7,486	329,085
Enterprise Bancorp, Inc.	1,973	46,247
Enterprise Financial Services Corp.	4,971	113,190
Farmers Capital Bank Corp.*	1,785	50,748
FCB Financial Holdings, Inc., Class A*	6,936	220,565
Fidelity Southern Corp.	4,323	75,393
Financial Institutions, Inc.	3,636	90,318
First Bancorp	4,892	81,599
First Bancorp, Inc. (a)	2,480	48,211
First BanCorp, Puerto Rico*	28,992	139,741
First Busey Corp.	18,173	119,397
First Business Financial Services, Inc.	1,036	48,568
First Citizens BancShares, Inc., Class A (a)	1,936	509,245
First Commonwealth Financial Corp.	22,538	216,139
First Community Bancshares, Inc.	4,276	77,909
First Connecticut Bancorp, Inc.	3,949	62,671
First Financial Bancorp	15,122	271,289
First Financial Bankshares, Inc. (a)	16,043	555,730
First Financial Corp.	2,770	99,055
First Interstate BancSystem, Inc., Class A	4,732	131,266
First Merchants Corp.	9,434	233,020
First Midwest Bancorp, Inc.	19,472	369,384
First NBC Bank Holding Co.* (a)	3,808	137,088
First of Long Island Corp. (The)	3,170	87,872
FirstMerit Corp.	41,513	864,716
Flushing Financial Corp.	7,384	155,138
FNB Corp. (a)	43,904	628,705
Franklin Financial Network, Inc.*	1,320	30,281
Fulton Financial Corp.	43,555	568,828
German American Bancorp, Inc.	3,313	97,568
Glacier Bancorp, Inc. (a)	18,895	555,891
Great Southern Bancorp, Inc.	2,704	113,947
Great Western Bancorp, Inc.	10,249	247,103
Green Bancorp, Inc.*	2,443	37,524
Guaranty Bancorp	3,849	63,547
Hampton Roads Bankshares, Inc.* (a)	7,550	15,704
Hancock Holding Co.	19,469	621,256
Hanmi Financial Corp.	8,005	198,844
Heartland Financial USA, Inc.	4,409	164,103
Heritage Commerce Corp. (a)	5,399	51,884

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Heritage Financial Corp.	7,619	$136,152
Heritage Oaks Bancorp	5,926	46,638
Hilltop Holdings, Inc.*	19,055	459,035
Home BancShares, Inc. (a)	14,183	518,530
HomeTrust Bancshares, Inc.*	5,194	87,051
Horizon Bancorp	2,408	60,104
Hudson Valley Holding Corp.	3,855	108,750
IBERIABANK Corp. (a)	9,503	648,390
Independent Bank Corp.	12,342	384,969
Independent Bank Group, Inc.	2,405	103,175
International Bancshares Corp.	13,555	364,223
Investors Bancorp, Inc. (a)	87,212	1,072,708
Lakeland Bancorp, Inc.	9,560	113,668
Lakeland Financial Corp.	4,164	180,593
LegacyTexas Financial Group, Inc.	11,827	357,175
MainSource Financial Group, Inc.	5,337	117,147
MB Financial, Inc.	18,706	644,235
Mercantile Bank Corp.	4,341	92,941
Merchants Bancshares, Inc.	1,204	39,816
Metro Bancorp, Inc.	3,022	78,995
MidWestOne Financial Group, Inc.	1,824	60,046
National Bank Holdings Corp., Class A (a)	9,156	190,719
National Bankshares, Inc. (a)	1,664	48,689
National Commerce Corp.*	1,429	36,868
National Penn Bancshares, Inc.	34,826	392,837
NBT Bancorp, Inc.	10,978	287,294
NewBridge Bancorp	8,831	78,861
OFG Bancorp	11,241	119,941
Old National Bancorp (a)	29,328	424,083
Old Second Bancorp, Inc.*	5,391	35,581
Opus Bank	2,541	91,933
Pacific Continental Corp.	5,049	68,313
Pacific Premier Bancorp, Inc.*	5,429	92,076
Palmetto Bancshares, Inc.	1,130	22,340
Park National Corp.	3,234	282,555
Park Sterling Corp.	11,792	84,902
Peapack Gladstone Financial Corp. (a)	3,870	85,991
Penns Woods Bancorp, Inc. (a)	1,154	50,880
Peoples Bancorp, Inc.	4,432	103,443
Peoples Financial Services Corp.	1,877	74,348
Pinnacle Financial Partners, Inc.	8,987	488,623
Preferred Bank, Los Angeles	2,874	86,364
PrivateBancorp, Inc.	19,638	781,985
Prosperity Bancshares, Inc.	17,531	1,012,240
QCR Holdings, Inc.	2,815	61,254
Renasant Corp. (a)	7,896	257,410
Republic Bancorp, Inc., Class A	2,583	66,383
S&T Bancorp, Inc.	8,566	253,468
Sandy Spring Bancorp, Inc.	6,193	173,280
Seacoast Banking Corp. of Florida*	5,730	90,534
ServisFirst Bancshares, Inc.	5,425	203,817
Sierra Bancorp	2,915	50,459
Simmons First National Corp., Class A	7,368	343,938

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
South State Corp.	6,059	$460,423
Southside Bancshares, Inc.	6,346	185,488
Southwest Bancorp, Inc.	4,871	90,649
Square 1 Financial, Inc., Class A*	4,183	114,405
State Bank Financial Corp.	8,991	195,105
Sterling Bancorp (a)	22,870	336,189
Stock Yards Bancorp, Inc.	3,721	140,617
Stonegate Bank	2,614	77,557
Suffolk Bancorp	3,052	78,314
Sun Bancorp, Inc.* (a)	2,172	41,811
Susquehanna Bancshares, Inc.	45,764	646,188
Talmer Bancorp, Inc., Class A	13,529	226,611
Texas Capital Bancshares, Inc.* (a)	11,456	713,021
Tompkins Financial Corp.	3,745	201,181
TowneBank	11,308	184,207
TriCo Bancshares	5,718	137,518
TriState Capital Holdings, Inc.*	5,403	69,861
Triumph Bancorp, Inc.*	3,596	47,287
Trustmark Corp. (a)	16,896	422,062
UMB Financial Corp. (a)	9,809	559,309
Umpqua Holdings Corp.	54,953	988,604
Union Bankshares Corp.	11,255	261,566
United Bankshares, Inc.	17,353	698,111
United Community Banks, Inc.	12,534	261,585
Univest Corp. of Pennsylvania (a)	4,562	92,882
Valley National Bancorp	58,485	602,980
Washington Trust Bancorp, Inc. (a)	3,694	145,839
Webster Financial Corp.	22,758	900,079
WesBanco, Inc.	9,463	321,931
West Bancorporation, Inc.	4,176	82,852
Westamerica Bancorporation (a)	6,386	323,451
Western Alliance Bancorp* (a)	19,542	659,738
Wilshire Bancorp, Inc.	17,787	224,650
Wintrust Financial Corp.	11,881	634,208
Yadkin Financial Corp.*	6,181	129,492

		40,344,688

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	2,271	526,849
Castle Brands, Inc.*	15,588	21,667
Coca-Cola Bottling Co. Consolidated	1,162	175,543
Craft Brew Alliance, Inc.* (a)	2,481	27,440
MGP Ingredients, Inc.	2,623	44,119
National Beverage Corp.*	2,775	62,410

		858,028

Biotechnology 6.6%
Abeona Therapeutics, Inc.*	2,544	12,873
ACADIA Pharmaceuticals, Inc.* (a)	19,904	833,579
Acceleron Pharma, Inc.*	5,412	171,236
Achillion Pharmaceuticals, Inc.* (a)	29,372	260,236
Acorda Therapeutics, Inc.*	10,696	356,498
Adamas Pharmaceuticals, Inc.*	2,555	66,992

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Aduro Biotech, Inc.*	2,086	$63,268
Advaxis, Inc.*	7,563	153,756
Aegerion Pharmaceuticals, Inc.*	6,292	119,359
Affimed NV*	3,786	50,997
Agenus, Inc.* (a)	19,052	164,419
Akebia Therapeutics, Inc.*	5,973	61,462
Alder Biopharmaceuticals, Inc.*	5,138	272,160
AMAG Pharmaceuticals, Inc.*	6,630	457,868
Amicus Therapeutics, Inc.*	24,043	340,208
Anacor Pharmaceuticals, Inc.*	10,233	792,341
Anthera Pharmaceuticals, Inc.*	8,921	76,899
Applied Genetic Technologies Corp.*	2,145	32,904
Ardelyx, Inc.*	2,978	47,559
Arena Pharmaceuticals, Inc.* (a)	60,496	280,701
ARIAD Pharmaceuticals, Inc.* (a)	41,858	346,166
Array BioPharma, Inc.* (a)	35,277	254,347
Arrowhead Research Corp.* (a)	15,057	107,658
Asterias Biotherapeutics, Inc.*	2,551	11,735
Atara Biotherapeutics, Inc.* (a)	3,611	190,516
aTyr Pharma, Inc.*	1,500	27,780
Avalanche Biotechnologies, Inc.*	4,872	79,121
Bellicum Pharmaceuticals, Inc.* (a)	2,199	46,773
BioCryst Pharmaceuticals, Inc.*	18,063	269,681
BioSpecifics Technologies Corp.*	1,223	63,107
BioTime, Inc.* (a)	13,663	49,597
Blueprint Medicines Corp.*	2,335	61,854
Calithera Biosciences, Inc.* (a)	2,751	19,642
Cara Therapeutics, Inc.*	4,102	49,839
Catalyst Pharmaceuticals, Inc.*	18,651	77,029
Celldex Therapeutics, Inc.*	24,606	620,563
Cellular Biomedicine Group, Inc.*	2,443	91,637
Cepheid* (a)	17,937	1,096,848
ChemoCentryx, Inc.* (a)	7,176	59,058
Chimerix, Inc.*	10,309	476,276
Cidara Therapeutics, Inc.*	1,177	16,501
Clovis Oncology, Inc.* (a)	6,214	546,086
Coherus Biosciences, Inc.*	5,871	169,672
Concert Pharmaceuticals, Inc.*	3,803	56,627
CorMedix, Inc.*	7,740	30,031
CTI BioPharma Corp.*	41,574	81,069
Curis, Inc.*	27,571	91,260
Cytokinetics, Inc.* (a)	8,374	56,273
CytRx Corp.* (a)	13,411	49,889
Dicerna Pharmaceuticals, Inc.*	3,745	52,243
Dyax Corp.*	36,384	964,176
Dynavax Technologies Corp.* (a)	7,329	171,682
Eagle Pharmaceuticals, Inc.*	2,143	173,283
Emergent BioSolutions, Inc.*	7,550	248,772
Enanta Pharmaceuticals, Inc.* (a)	3,994	179,690
Epizyme, Inc.* (a)	7,233	173,592
Esperion Therapeutics, Inc.*	3,279	268,091
Exact Sciences Corp.* (a)	22,206	660,406
Exelixis, Inc.* (a)	49,016	184,300

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Fibrocell Science, Inc.*	6,013	$31,688
FibroGen, Inc.*	11,933	280,425
Five Prime Therapeutics, Inc.*	5,339	132,621
Flexion Therapeutics, Inc.*	3,445	75,411
Foundation Medicine, Inc.* (a)	2,990	101,182
Galena Biopharma, Inc.* (a)	41,235	70,099
Genocea Biosciences, Inc.*	4,574	62,801
Genomic Health, Inc.* (a)	4,390	121,998
Geron Corp.* (a)	39,578	169,394
Halozyme Therapeutics, Inc.* (a)	26,501	598,393
Heron Therapeutics, Inc.* (a)	6,198	193,130
Idera Pharmaceuticals, Inc.* (a)	21,237	78,789
Ignyta, Inc.*	4,548	68,629
Immune Design Corp.*	2,804	57,903
ImmunoGen, Inc.* (a)	21,531	309,616
Immunomedics, Inc.* (a)	23,980	97,359
Infinity Pharmaceuticals, Inc.*	12,269	134,346
Inovio Pharmaceuticals, Inc.* (a)	17,911	146,154
Insmed, Inc.*	15,342	374,652
Insys Therapeutics, Inc.* (a)	5,884	211,353
Invitae Corp.* (a)	1,990	29,611
Ironwood Pharmaceuticals, Inc.* (a)	31,350	378,081
Karyopharm Therapeutics, Inc.*	5,746	156,349
Keryx Biopharmaceuticals, Inc.* (a)	25,885	258,332
Kite Pharma, Inc.* (a)	7,200	438,984
KYTHERA Biopharmaceuticals, Inc.*	6,438	484,846
La Jolla Pharmaceutical Co.*	2,861	70,123
Lexicon Pharmaceuticals, Inc.* (a)	10,235	82,391
Ligand Pharmaceuticals, Inc.* (a)	4,388	442,749
Lion Biotechnologies, Inc.*	11,188	102,594
Loxo Oncology, Inc.* (a)	1,905	34,347
MacroGenics, Inc.*	7,018	266,473
MannKind Corp.* (a)	61,575	350,362
Medgenics, Inc.*	4,058	24,876
Merrimack Pharmaceuticals, Inc.* (a)	27,457	339,506
MiMedx Group, Inc.* (a)	27,103	314,124
Mirati Therapeutics, Inc.* (a)	2,474	77,857
Momenta Pharmaceuticals, Inc.*	15,249	347,830
Myriad Genetics, Inc.*	17,296	587,891
Navidea Biopharmaceuticals, Inc.* (a)	36,677	59,050
Neurocrine Biosciences, Inc.*	21,337	1,019,055
NewLink Genetics Corp.* (a)	5,189	229,717
Northwest Biotherapeutics, Inc.* (a)	11,883	117,998
Novavax, Inc.*	66,957	745,901
Ocata Therapeutics, Inc.*	8,681	45,749
OncoMed Pharmaceuticals, Inc.* (a)	4,213	94,792
Oncothyreon, Inc.*	25,946	97,038
Ophthotech Corp.*	5,906	307,466
Orexigen Therapeutics, Inc.* (a)	25,638	126,908
Organovo Holdings, Inc.* (a)	20,280	76,456
Osiris Therapeutics, Inc.* (a)	4,743	92,299
Otonomy, Inc.*	3,674	84,465
OvaScience, Inc.* (a)	5,863	169,617

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
PDL BioPharma, Inc. (a)	41,181	$264,794
Peregrine Pharmaceuticals, Inc.* (a)	45,798	59,995
Pfenex, Inc.*	4,049	78,551
Portola Pharmaceuticals, Inc.*	11,539	525,601
Progenics Pharmaceuticals, Inc.* (a)	17,454	130,207
Proteon Therapeutics, Inc.*	1,855	33,130
Prothena Corp. PLC*	7,793	410,457
PTC Therapeutics, Inc.*	8,449	406,650
Radius Health, Inc.*	7,301	494,278
Raptor Pharmaceutical Corp.*	20,182	318,674
Regulus Therapeutics, Inc.* (a)	7,040	77,158
Repligen Corp.*	8,209	338,785
Retrophin, Inc.* (a)	8,729	289,366
Rigel Pharmaceuticals, Inc.* (a)	21,490	68,983
Sage Therapeutics, Inc.*	3,440	251,120
Sangamo BioSciences, Inc.*	17,390	192,855
Sarepta Therapeutics, Inc.* (a)	10,358	315,194
Sorrento Therapeutics, Inc.*	7,066	124,503
Spark Therapeutics, Inc.*	2,014	121,384
Spectrum Pharmaceuticals, Inc.* (a)	16,612	113,626
Stemline Therapeutics, Inc.*	3,914	46,068
Synergy Pharmaceuticals, Inc.* (a)	25,008	207,566
Synta Pharmaceuticals Corp.* (a)	22,514	50,206
T2 Biosystems, Inc.* (a)	2,234	36,258
TESARO, Inc.*	5,810	341,570
TG Therapeutics, Inc.* (a)	8,813	146,208
Threshold Pharmaceuticals, Inc.* (a)	15,411	62,260
Tobira Therapeutics, Inc.*	504	8,696
Tokai Pharmaceuticals, Inc.* (a)	2,340	31,122
Trevena, Inc.*	6,016	37,660
Trovagene, Inc.*	6,073	61,641
Ultragenyx Pharmaceutical, Inc.*	8,958	917,210
United Online, Inc.*	3,607	56,522
Vanda Pharmaceuticals, Inc.* (a)	10,415	132,166
Verastem, Inc.* (a)	8,015	60,433
Versartis, Inc.*	5,581	84,943
Vitae Pharmaceuticals, Inc.*	3,285	47,304
Vital Therapies, Inc.* (a)	4,156	87,692
XBiotech, Inc.*	995	17,990
Xencor, Inc.*	7,081	155,570
XOMA Corp.* (a)	22,684	88,014
Zafgen, Inc.*	4,102	142,052
ZIOPHARM Oncology, Inc.* (a)	28,633	343,590

		31,936,017

Building Products 0.9%
AAON, Inc.	10,209	229,907
Advanced Drainage Systems, Inc.	8,394	246,196
American Woodmark Corp.* (a)	3,235	177,440
Apogee Enterprises, Inc.	7,292	383,851
Builders FirstSource, Inc.*	11,595	148,880
Continental Building Products, Inc.*	7,867	166,702
Gibraltar Industries, Inc.*	7,734	157,542

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Building Products (continued)
Griffon Corp.	8,587	$136,705
Insteel Industries, Inc.	4,539	84,879
Masonite International Corp.*	7,550	529,330
NCI Building Systems, Inc.*	6,818	102,747
Nortek, Inc.*	2,384	198,182
Patrick Industries, Inc.*	3,209	122,083
PGT, Inc.*	12,001	174,135
Ply Gem Holdings, Inc.*	5,643	66,531
Quanex Building Products Corp.	8,519	182,562
Simpson Manufacturing Co., Inc.	10,496	356,864
Trex Co., Inc.*	8,042	397,516
Universal Forest Products, Inc.	5,045	262,491

		4,124,543

Capital Markets 1.5%
Actua Corp.* (a)	10,131	144,468
Arlington Asset Investment Corp., Class A (a)	5,838	114,191
Ashford, Inc.*	258	22,516
BGC Partners, Inc., Class A	45,547	398,536
Calamos Asset Management, Inc., Class A	4,451	54,525
CIFC Corp.	1,660	13,164
Cohen & Steers, Inc.	5,066	172,649
Cowen Group, Inc., Class A*	28,005	179,232
Diamond Hill Investment Group, Inc.	743	148,347
Evercore Partners, Inc., Class A	8,689	468,858
Fifth Street Asset Management, Inc. (a)	1,524	15,667
Financial Engines, Inc. (a)	12,950	550,116
GAMCO Investors, Inc., Class A (a)	1,574	108,150
Greenhill & Co., Inc.	7,319	302,494
HFF, Inc., Class A	9,435	393,723
INTL. FCStone, Inc.*	3,773	125,415
Investment Technology Group, Inc.	8,586	212,933
Janus Capital Group, Inc. (a)	36,772	629,537
KCG Holdings, Inc., Class A* (a)	10,947	134,976
Ladenburg Thalmann Financial Services, Inc.*	26,039	91,136
Medley Management, Inc., Class A (a)	1,744	20,649
Moelis & Co., Class A	4,332	124,372
OM Asset Management PLC	6,091	108,359
Oppenheimer Holdings, Inc., Class A	2,648	69,589
Piper Jaffray Cos.*	4,014	175,171
Pzena Investment Management, Inc., Class A	3,035	33,537
RCS Capital Corp., Class A* (a)	12,154	93,100
Safeguard Scientifics, Inc.* (a)	5,130	99,830
Stifel Financial Corp.*	16,945	978,404
Virtu Financial, Inc., Class A*	4,661	109,440
Virtus Investment Partners, Inc. (a)	1,710	226,147
Walter Investment Management Corp.* (a)	9,458	216,304
Westwood Holdings Group, Inc.	1,922	114,494
WisdomTree Investments, Inc. (a)	28,497	625,937
ZAIS Group Holdings, Inc.*	800	8,720

		7,284,686

Common Stocks (continued)

	Shares	Market Value

Chemicals 1.9%
A. Schulman, Inc.	7,303	$319,287
American Vanguard Corp. (a)	7,187	99,181
Axiall Corp.	17,545	632,497
Balchem Corp.	7,760	432,387
Calgon Carbon Corp.	13,146	254,770
Chase Corp.	1,737	69,046
Chemtura Corp.* (a)	16,771	474,787
Core Molding Technologies, Inc.*	1,893	43,236
Ferro Corp.*	18,230	305,899
Flotek Industries, Inc.* (a)	13,396	167,852
FutureFuel Corp.	6,046	77,812
H.B. Fuller Co. (a)	12,587	511,284
Hawkins, Inc.	2,629	106,185
Innophos Holdings, Inc.	5,198	273,623
Innospec, Inc.	6,034	271,771
Intrepid Potash, Inc.* (a)	14,039	167,626
KMG Chemicals, Inc.	2,472	62,888
Koppers Holdings, Inc.	5,139	127,036
Kraton Performance Polymers, Inc.*	7,842	187,267
Kronos Worldwide, Inc.	5,357	58,713
LSB Industries, Inc.*	4,932	201,423
Minerals Technologies, Inc.	8,676	591,096
Olin Corp.	19,375	522,156
OM Group, Inc.	7,559	253,982
OMNOVA Solutions, Inc.*	11,768	88,142
PolyOne Corp.	22,273	872,433
Quaker Chemical Corp.	3,324	295,304
Rayonier Advanced Materials, Inc.	10,103	164,275
Rentech, Inc.*	59,431	63,591
Senomyx, Inc.* (a)	11,227	60,177
Sensient Technologies Corp.	11,670	797,528
Stepan Co.	4,814	260,486
Trecora Resources*	5,109	77,146
Tredegar Corp.	6,260	138,409
Trinseo SA* (a)	2,955	79,312
Tronox Ltd., Class A	15,770	230,715
Valhi, Inc.	4,229	23,936

		9,363,258

Commercial Services & Supplies 2.1%
ABM Industries, Inc.	13,986	459,720
ACCO Brands Corp.*	27,547	214,040
ARC Document Solutions, Inc.*	10,135	77,127
Brady Corp., Class A	11,923	294,975
Brink’s Co. (The)	12,158	357,810
Casella Waste Systems, Inc., Class A*	10,236	57,424
CECO Environmental Corp.	5,516	62,496
Civeo Corp.	26,607	81,684
Deluxe Corp.	12,484	774,008
Ennis, Inc.	6,422	119,385
Essendant, Inc.	9,589	376,368
G&K Services, Inc., Class A (a)	4,983	344,525
Healthcare Services Group, Inc. (a)	17,825	589,116

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Heritage-Crystal Clean, Inc.*	3,119	$45,849
Herman Miller, Inc.	14,896	430,941
HNI Corp.	11,122	568,890
InnerWorkings, Inc.* (a)	9,238	61,618
Interface, Inc.	16,507	413,500
Kimball International, Inc., Class B	8,579	104,321
Knoll, Inc.	12,208	305,566
Matthews International Corp., Class A	8,208	436,173
McGrath RentCorp	6,510	198,099
Mobile Mini, Inc.	11,436	480,769
MSA Safety, Inc.	7,332	355,675
Multi-Color Corp.	3,160	201,861
NL Industries, Inc.*	1,961	14,531
Quad/Graphics, Inc.	7,230	133,827
SP Plus Corp.*	4,216	110,080
Steelcase, Inc., Class A	20,817	393,650
Team, Inc.*	5,194	209,059
Tetra Tech, Inc.	15,037	385,549
TRC Cos., Inc.*	4,186	42,488
UniFirst Corp.	3,713	415,299
US Ecology, Inc.	5,400	263,088
Viad Corp.	5,096	138,153
West Corp.	12,981	390,728

		9,908,392

Communications Equipment 1.3%
ADTRAN, Inc.	13,332	216,645
Aerohive Networks, Inc.* (a)	5,703	39,807
Alliance Fiber Optic Products, Inc. (a)	3,599	66,762
Applied Optoelectronics, Inc.* (a)	3,889	67,513
Bel Fuse, Inc., Class B	2,621	53,783
Black Box Corp. (a)	3,780	75,600
CalAmp Corp.* (a)	9,070	165,618
Calix, Inc.*	10,881	82,804
Ciena Corp.*	29,385	695,837
Clearfield, Inc.* (a)	2,690	42,798
Comtech Telecommunications Corp.	4,010	116,491
Digi International, Inc.*	6,320	60,356
EMCORE Corp.*	5,958	35,867
Extreme Networks, Inc.*	25,298	68,052
Finisar Corp.*	25,971	464,102
Harmonic, Inc.*	22,146	151,257
Infinera Corp.*	32,386	679,458
InterDigital, Inc.	9,009	512,522
Ixia*	15,084	187,645
KVH Industries, Inc.* (a)	4,158	55,925
Mitel Networks Corp.*	1	8
NETGEAR, Inc.*	8,644	259,493
Novatel Wireless, Inc.*	9,272	30,134
Oclaro, Inc.* (a)	24,300	54,918
Plantronics, Inc.	9,784	550,937
Polycom, Inc.*	33,769	386,317
Ruckus Wireless, Inc.*	18,776	194,144

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
ShoreTel, Inc.*	16,407	$111,240
Sonus Networks, Inc.* (a)	12,297	85,095
Ubiquiti Networks, Inc. (a)	7,645	243,990
ViaSat, Inc.* (a)	10,663	642,552

		6,397,670

Construction & Engineering 0.7%
Aegion Corp.*	9,168	173,642
Ameresco, Inc., Class A*	5,325	40,736
Argan, Inc.	3,313	133,613
Comfort Systems USA, Inc.	9,353	214,651
Dycom Industries, Inc.*	8,521	501,461
EMCOR Group, Inc.	15,690	749,511
Furmanite Corp.*	9,400	76,328
Granite Construction, Inc.	9,848	349,703
Great Lakes Dredge & Dock Corp.*	15,054	89,722
HC2 Holdings, Inc.*	4,822	43,157
MasTec, Inc.* (a)	16,713	332,087
MYR Group, Inc.*	5,258	162,788
Northwest Pipe Co.*	2,480	50,518
NV5 Holdings, Inc.*	1,255	30,446
Orion Marine Group, Inc.*	7,318	52,836
Primoris Services Corp.	9,696	191,981
Tutor Perini Corp.*	9,409	203,046

		3,396,226

Construction Materials 0.1%
Headwaters, Inc.*	18,460	336,341
Summit Materials, Inc., Class A*	6,376	162,588
United States Lime & Minerals, Inc.	505	29,351
US Concrete, Inc.*	3,727	141,216

		669,496

Consumer Finance 0.5%
Cash America International, Inc.	6,881	180,213
Encore Capital Group, Inc.* (a)	6,513	278,366
Enova International, Inc.*	6,555	122,447
EZCORP, Inc., Class A*	12,930	96,070
First Cash Financial Services, Inc.*	7,044	321,136
Green Dot Corp., Class A*	11,439	218,714
JG Wentworth Co., Class A* (a)	3,682	33,874
Nelnet, Inc., Class A	5,915	256,179
PRA Group, Inc.* (a)	12,077	752,518
Regional Management Corp.*	2,849	50,883
World Acceptance Corp.* (a)	1,896	116,623

		2,427,023

Containers & Packaging 0.3%
AEP Industries, Inc.*	958	52,881
Berry Plastics Group, Inc.*	29,832	966,557
Greif, Inc., Class A	7,640	273,894
Myers Industries, Inc.	6,096	115,824

		1,409,156

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Distributors 0.3%
Core-Mark Holding Co., Inc.	5,769	$341,813
Fenix Parts, Inc.*	3,358	33,647
Pool Corp.	10,854	761,734
VOXX International Corp.* (a)	5,077	42,037
Weyco Group, Inc.	1,702	50,754

		1,229,985

Diversified Consumer Services 1.1%
2U, Inc.*	5,960	191,852
American Public Education, Inc.*	4,291	110,365
Apollo Education Group, Inc.*	23,524	302,989
Ascent Capital Group, Inc., Class A*	3,305	141,256
Bridgepoint Education, Inc.*	4,405	42,112
Bright Horizons Family Solutions, Inc.*	9,318	538,580
Cambium Learning Group, Inc.*	3,042	12,989
Capella Education Co.	3,034	162,835
Career Education Corp.*	17,615	58,129
Carriage Services, Inc.	4,025	96,117
Chegg, Inc.* (a)	19,325	151,508
Collectors Universe, Inc.	1,897	37,826
DeVry Education Group, Inc.	15,890	476,382
Grand Canyon Education, Inc.*	11,759	498,582
Houghton Mifflin Harcourt Co.*	34,143	860,404
K12, Inc.*	8,452	106,918
Liberty Tax, Inc.	1,424	35,244
LifeLock, Inc.* (a)	23,542	386,089
Regis Corp.*	10,231	161,241
Sotheby’s	15,539	702,984
Steiner Leisure Ltd.*	3,198	171,988
Strayer Education, Inc.*	2,749	118,482
Universal Technical Institute, Inc. (a)	5,159	44,367
Weight Watchers International, Inc.* (a)	7,402	35,900

		5,445,139

Diversified Financial Services 0.4%
FNFV Group*	19,908	306,185
GAIN Capital Holdings, Inc.	7,959	76,088
MarketAxess Holdings, Inc.	9,320	864,616
Marlin Business Services Corp.	2,190	36,967
NewStar Financial, Inc.* (a)	5,942	65,362
On Deck Capital, Inc.* (a)	3,013	34,890
PHH Corp.* (a)	12,441	323,839
PICO Holdings, Inc.* (a)	5,662	83,345
Resource America, Inc., Class A (a)	3,926	33,018
Tiptree Financial, Inc., Class A	6,779	49,148

		1,873,458

Diversified Telecommunication Services 0.7%
8x8, Inc.*	22,040	197,478
Atlantic Tele-Network, Inc.	2,541	175,532
Cincinnati Bell, Inc.*	52,721	201,394
Cogent Communications Holdings, Inc. (a)	11,476	388,348

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Consolidated Communications Holdings, Inc.	12,603	$264,789
FairPoint Communications, Inc.*	5,164	94,088
General Communication, Inc., Class A*	8,780	149,348
Globalstar, Inc.* (a)	118,498	250,031
Hawaiian Telcom Holdco, Inc.* (a)	2,639	68,878
IDT Corp., Class B	4,146	74,960
inContact, Inc.*	15,419	152,185
Inteliquent, Inc.	8,514	156,658
Intelsat SA* (a)	6,864	68,091
Iridium Communications, Inc.* (a)	20,615	187,390
Lumos Networks Corp.	5,576	82,469
ORBCOMM, Inc.* (a)	15,038	101,506
Pacific DataVision, Inc.*	3,228	135,996
Premiere Global Services, Inc.*	11,657	119,951
Straight Path Communications, Inc., Class B*	2,330	76,401
Vonage Holdings Corp.*	46,727	229,430
Windstream Holdings, Inc.	25,096	160,112

		3,335,035

Electric Utilities 1.1%
ALLETE, Inc. (a)	12,167	564,427
Cleco Corp.	15,114	813,889
El Paso Electric Co.	10,081	349,408
Empire District Electric Co. (The)	10,868	236,923
Genie Energy Ltd., Class B*	3,049	31,923
IDACORP, Inc.	12,581	706,297
MGE Energy, Inc.	8,643	334,743
Otter Tail Corp. (a)	9,316	247,806
PNM Resources, Inc.	19,942	490,573
Portland General Electric Co.	19,642	651,329
Spark Energy, Inc., Class A	662	10,433
UIL Holdings Corp. (a)	14,155	648,582
Unitil Corp.	3,457	114,150

		5,200,483

Electrical Equipment 0.9%
Allied Motion Technologies, Inc.	1,532	34,409
AZZ, Inc.	6,435	333,333
Encore Wire Corp.	5,180	229,422
EnerSys	11,101	780,289
Enphase Energy, Inc.* (a)	6,841	52,060
Franklin Electric Co., Inc.	11,867	383,660
FuelCell Energy, Inc.* (a)	61,404	59,986
Generac Holdings, Inc.* (a)	17,294	687,436
General Cable Corp.	12,216	241,022
GrafTech International Ltd.*	29,802	147,818
LSI Industries, Inc.	5,616	52,453
Plug Power, Inc.* (a)	43,889	107,528
Polypore International, Inc.*	11,248	673,530
Powell Industries, Inc. (a)	2,264	79,625
Power Solutions International, Inc.* (a)	1,175	63,474
PowerSecure International, Inc.*	5,587	82,464
Preformed Line Products Co.	693	26,140

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Revolution Lighting Technologies, Inc.* (a)	—	$0
Thermon Group Holdings, Inc.*	8,023	193,114
Vicor Corp.*	4,283	52,210

		4,279,973

Electronic Equipment, Instruments & Components 2.5%
Agilysys, Inc. *	3,829	35,150
Anixter International, Inc.*	7,130	464,520
AVX Corp.	11,159	150,200
Badger Meter, Inc. (a)	3,605	228,881
Belden, Inc.	10,652	865,262
Benchmark Electronics, Inc.*	13,086	285,013
Checkpoint Systems, Inc.	10,497	106,859
Coherent, Inc.*	5,950	377,706
Control4 Corp.* (a)	5,128	45,588
CTS Corp.	8,307	160,076
Daktronics, Inc.	9,665	114,627
DTS, Inc.*	4,442	135,437
Electro Rent Corp.	4,303	46,731
Fabrinet *	8,865	166,041
FARO Technologies, Inc.* (a)	4,340	202,678
FEI Co. (a)	10,370	859,984
GSI Group, Inc.*	8,505	127,830
II-VI, Inc.*	13,090	248,448
Insight Enterprises, Inc.*	9,666	289,110
InvenSense, Inc.* (a)	19,339	292,019
Itron, Inc.*	9,599	330,590
Kimball Electronics, Inc.*	7,230	105,486
Knowles Corp.*	21,182	383,394
Littelfuse, Inc.	5,630	534,231
Mercury Systems, Inc.*	8,706	127,456
Mesa Laboratories, Inc. (a)	732	65,075
Methode Electronics, Inc.	9,592	263,300
MTS Systems Corp. (a)	3,711	255,873
Multi-Fineline Electronix, Inc.*	2,316	50,628
Newport Corp.*	9,962	188,880
OSI Systems, Inc.*	4,953	350,623
Park Electrochemical Corp.	5,094	97,601
PC Connection, Inc.	2,514	62,196
Plexus Corp.*	8,390	368,153
RealD, Inc.*	10,146	125,100
Rofin-Sinar Technologies, Inc.*	7,032	194,083
Rogers Corp.*	4,649	307,485
Sanmina Corp.*	20,661	416,526
ScanSource, Inc.*	7,138	271,672
SYNNEX Corp.	7,184	525,797
Tech Data Corp.*	9,116	524,717
TTM Technologies, Inc.*	14,620	146,054
Universal Display Corp.* (a)	10,046	519,680
Vishay Intertechnology, Inc.	33,630	392,798
Vishay Precision Group, Inc.* (a)	3,037	45,737

		11,855,295

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 1.3%
Atwood Oceanics, Inc.	16,130	$426,477
Basic Energy Services, Inc.* (a)	10,573	79,826
Bristow Group, Inc. (a)	8,703	463,870
C&J Energy Services Ltd.* (a)	14,054	185,513
CARBO Ceramics, Inc. (a)	4,897	203,862
Era Group, Inc.*	5,089	104,223
Exterran Holdings, Inc.	17,313	565,269
FMSA Holdings, Inc.* (a)	15,924	130,418
Forum Energy Technologies, Inc.*	14,820	300,550
Geospace Technologies Corp.* (a)	3,261	75,166
GulfMark Offshore, Inc., Class A (a)	6,236	72,338
Helix Energy Solutions Group, Inc.*	26,492	334,594
Hornbeck Offshore Services, Inc.*	8,026	164,774
Independence Contract Drilling, Inc.*	4,001	35,489
ION Geophysical Corp.*	33,837	36,206
Key Energy Services, Inc.* (a)	34,502	62,104
Matrix Service Co.*	6,687	122,238
McDermott International, Inc.*	59,642	318,488
Natural Gas Services Group, Inc.*	3,272	74,667
Newpark Resources, Inc.*	21,099	171,535
Nordic American Offshore Ltd. (a)	4,755	38,706
North Atlantic Drilling Ltd. (a)	18,739	22,299
Oil States International, Inc.*	12,869	479,113
Parker Drilling Co.*	30,354	100,775
PHI, Inc., Non-Voting Shares*	3,124	93,782
Pioneer Energy Services Corp.*	16,488	104,534
RigNet, Inc.* (a)	2,971	90,823
SEACOR Holdings, Inc.*	4,560	323,486
Seventy Seven Energy, Inc.*	13,930	59,760
Tesco Corp.	9,598	104,618
TETRA Technologies, Inc.* (a)	19,874	126,796
Tidewater, Inc.	11,713	266,236
Unit Corp.*	12,533	339,895

		6,078,430

Food & Staples Retailing 1.0%
Andersons, Inc. (The)	7,091	276,549
Casey’s General Stores, Inc.	9,705	929,157
Chefs’ Warehouse Inc. (The) *	4,726	100,380
Diplomat Pharmacy, Inc.* (a)	9,020	403,645
Fairway Group Holdings Corp.* (a)	4,815	17,141
Fresh Market, Inc. (The) * (a)	10,786	346,662
Ingles Markets, Inc., Class A	3,328	158,979
Natural Grocers by Vitamin Cottage, Inc.*	2,355	57,980
PriceSmart, Inc. (a)	4,850	442,514
Smart & Final Stores, Inc.*	6,040	107,935
SpartanNash Co.	9,387	305,453
SUPERVALU, Inc.*	65,378	528,908
United Natural Foods, Inc.*	12,503	796,191
Village Super Market, Inc., Class A	1,747	55,363
Weis Markets, Inc.	2,742	115,575

		4,642,432

12

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products 1.4%
Alico, Inc. (a)	938	$42,548
Arcadia Biosciences, Inc.*	1,850	11,784
B&G Foods, Inc. (a)	14,471	412,858
Boulder Brands, Inc.* (a)	13,681	94,946
Calavo Growers, Inc.	3,678	190,999
Cal-Maine Foods, Inc. (a)	7,835	408,987
Darling Ingredients, Inc.*	41,279	605,150
Dean Foods Co.	23,596	381,547
Diamond Foods, Inc.*	6,543	205,319
Farmer Bros. Co.* (a)	1,954	45,919
Fresh Del Monte Produce, Inc.	8,317	321,535
Freshpet, Inc.* (a)	5,133	95,474
Inventure Foods, Inc.* (a)	4,800	48,720
J&J Snack Foods Corp.	3,710	410,586
John B. Sanfilippo & Son, Inc.	2,061	106,966
Lancaster Colony Corp.	4,610	418,819
Landec Corp.*	6,937	100,101
Lifeway Foods, Inc.*	1,188	22,798
Limoneira Co. (a)	2,947	65,512
Omega Protein Corp.*	5,519	75,886
Post Holdings, Inc.*	13,728	740,351
Sanderson Farms, Inc. (a)	5,614	421,948
Seaboard Corp.*	66	237,534
Seneca Foods Corp., Class A*	1,968	54,651
Snyder’s-Lance, Inc.	12,171	392,758
Tootsie Roll Industries, Inc. (a)	4,650	150,242
TreeHouse Foods, Inc.*	10,709	867,750

		6,931,688

Gas Utilities 1.0%
Chesapeake Utilities Corp.	3,817	205,545
Laclede Group, Inc. (The) (a)	10,826	563,602
New Jersey Resources Corp.	21,395	589,432
Northwest Natural Gas Co.	6,759	285,095
ONE Gas, Inc. (a)	13,128	558,728
Piedmont Natural Gas Co., Inc.	19,643	693,594
South Jersey Industries, Inc. (a)	17,075	422,265
Southwest Gas Corp. (a)	11,702	622,663
WGL Holdings, Inc.	12,438	675,259

		4,616,183

Health Care Equipment & Supplies 3.4%
Abaxis, Inc. (a)	5,639	290,296
ABIOMED, Inc.*	10,457	687,339
Accuray, Inc.* (a)	20,155	135,845
Analogic Corp.	3,111	245,458
AngioDynamics, Inc.*	6,488	106,403
Anika Therapeutics, Inc.* (a)	3,666	121,088
Antares Pharma, Inc.*	38,526	80,134
AtriCure, Inc.*	7,181	176,940
Atrion Corp.	353	138,485
Cantel Medical Corp.	8,609	462,045
Cardiovascular Systems, Inc.*	7,895	208,823

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Cerus Corp.* (a)	23,897	$124,025
CONMED Corp.	6,903	402,238
Corindus Vascular Robotics, Inc.*	5,362	18,821
CryoLife, Inc.	6,498	73,297
Cutera, Inc.*	3,523	54,536
Cyberonics, Inc.*	6,529	388,214
Cynosure, Inc., Class A*	5,574	215,045
Endologix, Inc.*	16,766	257,190
Entellus Medical, Inc.* (a)	1,345	34,795
Exactech, Inc.*	2,577	53,679
GenMark Diagnostics, Inc.* (a)	10,384	94,079
Globus Medical, Inc., Class A*	17,294	443,937
Greatbatch, Inc.*	6,400	345,088
Haemonetics Corp.* (a)	12,960	536,026
Halyard Health, Inc.*	11,623	470,732
HeartWare International, Inc.*	4,324	314,312
ICU Medical, Inc.*	3,518	336,532
Inogen, Inc.*	3,924	175,010
Insulet Corp.* (a)	14,192	439,739
Integra LifeSciences Holdings Corp.*	6,413	432,044
Invacare Corp.	8,117	175,571
InVivo Therapeutics Holdings Corp.*	6,581	106,283
iRadimed Corp.*	671	15,614
K2M Group Holdings, Inc.*	4,361	104,751
LDR Holding Corp.*	5,800	250,850
LeMaitre Vascular, Inc.	2,775	33,467
Masimo Corp.*	10,964	424,745
Meridian Bioscience, Inc.	10,440	194,602
Merit Medical Systems, Inc.* (a)	11,032	237,629
Natus Medical, Inc.* (a)	8,257	351,418
Neogen Corp.* (a)	9,251	438,867
Nevro Corp.*	3,785	203,444
NuVasive, Inc.*	12,109	573,724
NxStage Medical, Inc.* (a)	15,776	225,360
Ocular Therapeutix, Inc.*	3,240	68,137
OraSure Technologies, Inc.* (a)	13,890	74,867
Orthofix International NV*	4,698	155,598
Oxford Immunotec Global PLC*	4,960	68,696
Quidel Corp.*	7,231	165,952
Rockwell Medical, Inc.* (a)	12,670	204,240
RTI Surgical, Inc.*	14,153	91,428
Second Sight Medical Products, Inc.* (a)	2,945	40,082
Sientra, Inc.*	1,691	42,664
Spectranetics Corp. (The)* (a)	10,615	244,251
STAAR Surgical Co.* (a)	9,659	93,306
STERIS Corp.	14,959	963,958
SurModics, Inc.*	3,388	79,347
Tandem Diabetes Care, Inc.*	4,355	47,208
Thoratec Corp.*	13,567	604,681
Tornier NV*	9,070	226,659
TransEnterix, Inc.*	9,071	27,213
Unilife Corp.* (a)	29,147	62,666
Utah Medical Products, Inc.	1,001	59,690

13

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Vascular Solutions, Inc.*	4,356	$151,240
Veracyte, Inc.*	3,303	36,795
West Pharmaceutical Services, Inc. (a)	17,992	1,044,975
Wright Medical Group, Inc.*	12,864	337,809
ZELTIQ Aesthetics, Inc.*	8,050	237,234

		16,327,216

Health Care Providers & Services 2.6%
AAC Holdings, Inc.* (a)	1,986	86,510
Aceto Corp.	7,276	179,208
Addus HomeCare Corp.*	1,661	46,275
Adeptus Health, Inc., Class A* (a)	1,549	147,140
Air Methods Corp.* (a)	9,814	405,711
Alliance HealthCare Services, Inc.*	1,330	24,858
Almost Family, Inc.*	1,810	72,237
Amedisys, Inc.*	7,045	279,898
AMN Healthcare Services, Inc.*	11,897	375,826
Amsurg Corp.*	12,084	845,276
Bio-Reference Laboratories, Inc.*	6,168	254,430
BioScrip, Inc.* (a)	16,592	60,229
BioTelemetry, Inc.*	6,936	65,407
Capital Senior Living Corp.*	7,390	181,055
Chemed Corp.	4,274	560,321
Civitas Solutions, Inc.*	2,855	60,897
CorVel Corp.*	2,174	69,611
Cross Country Healthcare, Inc.*	8,138	103,190
Ensign Group, Inc. (The)	6,343	323,874
ExamWorks Group, Inc.*	10,320	403,512
Five Star Quality Care, Inc.*	11,221	53,861
Genesis Healthcare, Inc.* (a)	9,027	59,578
Hanger, Inc.* (a)	8,862	207,725
HealthEquity, Inc.*	9,036	289,604
HealthSouth Corp.	22,842	1,052,103
Healthways, Inc.*	7,787	93,288
IPC Healthcare, Inc.* (a)	4,349	240,891
Kindred Healthcare, Inc.	20,836	422,762
Landauer, Inc. (a)	2,361	84,146
LHC Group, Inc.*	3,242	124,007
Magellan Health, Inc.*	6,832	478,718
Molina Healthcare, Inc.* (a)	8,808	619,202
National HealthCare Corp.	2,518	163,645
National Research Corp., Class A	2,424	34,445
National Research Corp., Class B (a)	311	10,509
Nobilis Health Corp.*	7,731	52,571
Owens & Minor, Inc.	15,827	538,118
PharMerica Corp.*	7,608	253,346
Providence Service Corp. (The)*	3,408	150,906
RadNet, Inc.*	8,560	57,266
Select Medical Holdings Corp.	26,187	424,229
Surgical Care Affiliates, Inc.*	5,354	205,487
Team Health Holdings, Inc.*	17,997	1,175,744
Triple-S Management Corp., Class B*	6,060	155,500
Trupanion, Inc.* (a)	3,898	32,120

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
U.S. Physical Therapy, Inc.	3,107	$170,139
Universal American Corp.*	12,325	124,729
WellCare Health Plans, Inc.*	11,006	933,639

		12,753,743

Health Care Technology 0.6%
Castlight Health, Inc., Class B* (a)	8,358	68,034
Computer Programs & Systems, Inc. (a)	2,818	150,538
Connecture, Inc.*	1,421	15,006
HealthStream, Inc.*	6,277	190,946
HMS Holdings Corp.* (a)	22,210	381,346
Imprivata, Inc.*	2,226	36,417
MedAssets, Inc.*	15,194	335,180
Medidata Solutions, Inc.* (a)	13,810	750,159
Merge Healthcare, Inc.*	17,394	83,491
Omnicell, Inc.*	9,040	340,899
Press Ganey Holdings, Inc.*	2,597	74,456
Quality Systems, Inc. (a)	12,462	206,495
Vocera Communications, Inc.*	6,392	73,188

		2,706,155

Hotels, Restaurants & Leisure 3.3%
Belmond Ltd., Class A*	24,147	301,596
Biglari Holdings, Inc.*	414	171,293
BJ’s Restaurants, Inc.*	5,363	259,837
Bloomin’ Brands, Inc.	30,915	660,035
Bob Evans Farms, Inc.	5,901	301,246
Bojangles’, Inc.*	2,028	48,388
Boyd Gaming Corp.*	20,003	299,045
Bravo Brio Restaurant Group, Inc.*	3,753	50,853
Buffalo Wild Wings, Inc.*	4,747	743,807
Caesars Acquisition Co., Class A*	11,468	78,900
Caesars Entertainment Corp.* (a)	14,123	86,433
Carrols Restaurant Group, Inc.*	8,693	90,407
Cheesecake Factory, Inc. (The) (a)	12,176	664,018
Churchill Downs, Inc.	3,350	418,918
Chuy’s Holdings, Inc.* (a)	4,123	110,455
ClubCorp Holdings, Inc.	10,912	260,579
Cracker Barrel Old Country Store, Inc. (a)	4,789	714,327
Dave & Buster’s Entertainment, Inc.*	5,670	204,630
Del Frisco’s Restaurant Group, Inc.*	5,902	109,954
Denny’s Corp.*	21,158	245,644
Diamond Resorts International, Inc.*	10,394	327,931
DineEquity, Inc.	4,237	419,844
El Pollo Loco Holdings, Inc.* (a)	3,352	69,420
Eldorado Resorts, Inc.*	6,793	53,121
Empire Resorts, Inc.* (a)	3,847	19,581
Fiesta Restaurant Group, Inc.*	6,704	335,200
Habit Restaurants, Inc. (The), Class A* (a)	2,844	88,989
International Speedway Corp., Class A	6,943	254,600
Interval Leisure Group, Inc.	9,760	223,016
Intrawest Resorts Holdings, Inc.*	4,412	51,268
Isle of Capri Casinos, Inc.* (a)	5,625	102,094

14

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Jack in the Box, Inc.	9,340	$823,414
Jamba, Inc.* (a)	3,492	54,091
Kona Grill, Inc.*	2,049	39,771
Krispy Kreme Doughnuts, Inc.* (a)	16,222	312,436
La Quinta Holdings, Inc.*	23,293	532,245
Marcus Corp. (The)	4,697	90,089
Marriott Vacations Worldwide Corp.	6,460	592,705
Monarch Casino & Resort, Inc.*	2,500	51,400
Morgans Hotel Group Co.*	6,785	45,731
Noodles & Co.* (a)	3,191	46,589
Papa John’s International, Inc.	7,233	546,887
Papa Murphy’s Holdings, Inc.*	2,251	46,641
Penn National Gaming, Inc.* (a)	19,938	365,862
Pinnacle Entertainment, Inc.*	15,130	564,046
Popeyes Louisiana Kitchen, Inc.*	5,780	346,742
Potbelly Corp.* (a)	5,372	65,807
Red Robin Gourmet Burgers, Inc.*	3,529	302,859
Ruby Tuesday, Inc.* (a)	15,367	96,351
Ruth’s Hospitality Group, Inc.	8,735	140,808
Scientific Games Corp., Class A* (a)	12,548	194,996
SeaWorld Entertainment, Inc.	17,025	313,941
Shake Shack, Inc., Class A* (a)	1,439	86,729
Sonic Corp. (a)	13,008	374,630
Speedway Motorsports, Inc.	3,009	68,154
Texas Roadhouse, Inc. (a)	17,475	654,089
Vail Resorts, Inc.	9,070	990,444
Zoe’s Kitchen, Inc.* (a)	4,804	196,676

		15,709,562

Household Durables 1.3%
Bassett Furniture Industries, Inc.	2,642	75,059
Beazer Homes USA, Inc.*	6,829	136,239
Cavco Industries, Inc.* (a)	2,218	167,326
Century Communities, Inc.*	3,776	76,011
CSS Industries, Inc.	2,311	69,908
Ethan Allen Interiors, Inc.	6,372	167,838
Flexsteel Industries, Inc.	1,418	61,102
Green Brick Partners, Inc.*	3,491	38,226
Helen of Troy Ltd.*	7,111	693,251
Hooker Furniture Corp.	2,633	66,115
Hovnanian Enterprises, Inc., Class A* (a)	30,959	82,351
Installed Building Products, Inc.*	4,954	121,274
iRobot Corp.* (a)	7,448	237,442
KB Home	20,487	340,084
La-Z-Boy, Inc.	12,801	337,178
LGI Homes, Inc.* (a)	3,540	70,021
Libbey, Inc.	5,465	225,868
Lifetime Brands, Inc.	2,752	40,647
M.D.C. Holdings, Inc. (a)	9,834	294,725
M/I Homes, Inc.*	6,198	152,905
Meritage Homes Corp.* (a)	9,945	468,310
NACCO Industries, Inc., Class A	1,042	63,312
New Home Co., Inc. (The)*	2,261	38,957

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Ryland Group, Inc. (The)	11,729	$543,874
Skullcandy, Inc.*	5,259	40,337
Standard Pacific Corp.* (a)	36,824	328,102
Taylor Morrison Home Corp., Class A*	8,104	164,997
TRI Pointe Homes, Inc.*	40,391	617,982
Universal Electronics, Inc.*	3,968	197,765
WCI Communities, Inc.*	3,848	93,853
William Lyon Homes, Class A*	4,892	125,578
ZAGG, Inc.*	7,289	57,729

		6,194,366

Household Products 0.2%
Central Garden & Pet Co., Class A*	10,581	120,729
HRG Group, Inc.*	19,669	255,697
Oil-Dri Corp. of America	1,294	39,312
Orchids Paper Products Co.	2,167	52,160
WD-40 Co.	3,625	315,955

		783,853

Independent Power and Renewable Electricity Producers 0.6%
Abengoa Yield PLC (a)	12,186	381,666
Atlantic Power Corp. (a)	29,803	91,793
Dynegy, Inc.*	31,993	935,795
NRG Yield, Inc., Class A (a)	8,578	188,630
NRG Yield, Inc., Class C (a)	8,589	188,013
Ormat Technologies, Inc.	9,265	349,105
Pattern Energy Group, Inc. (a)	12,831	364,144
Talen Energy Corp.*	20,722	355,590
Vivint Solar, Inc.* (a)	5,032	61,239

		2,915,975

Industrial Conglomerates 0.0%†
Raven Industries, Inc. (a)	9,533	193,806

Information Technology Services 2.2%
Acxiom Corp.*	19,589	344,375
Blackhawk Network Holdings, Inc.*	13,582	559,578
CACI International, Inc., Class A*	6,090	492,620
Cardtronics, Inc.* (a)	11,291	418,332
Cass Information Systems, Inc.	2,892	162,588
Ciber, Inc.*	20,659	71,274
Convergys Corp.	24,815	632,534
CSG Systems International, Inc.	8,267	261,733
Datalink Corp.*	5,314	47,507
EPAM Systems, Inc.*	12,209	869,647
Euronet Worldwide, Inc.*	12,993	801,668
EVERTEC, Inc.	16,443	349,249
ExlService Holdings, Inc.*	8,376	289,642
Forrester Research, Inc.	2,577	92,824
Global Cash Access Holdings, Inc.*	16,635	128,755
Hackett Group, Inc. (The)	6,095	81,856
Heartland Payment Systems, Inc.	9,188	496,611
IGATE Corp.*	9,070	432,548

15

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Lionbridge Technologies, Inc.* (a)	16,423	$101,330
Luxoft Holding, Inc.*	4,578	258,886
ManTech International Corp., Class A	6,109	177,161
MAXIMUS, Inc.	16,516	1,085,597
ModusLink Global Solutions, Inc.* (a)	9,560	32,504
MoneyGram International, Inc.*	7,239	66,527
NeuStar, Inc., Class A* (a)	6,801	198,657
Science Applications International Corp.	11,536	609,678
ServiceSource International, Inc.*	14,856	81,262
Sykes Enterprises, Inc.*	9,849	238,838
Syntel, Inc.*	7,901	375,140
TeleTech Holdings, Inc.	4,168	112,870
Unisys Corp.* (a)	12,561	251,094
Virtusa Corp.*	7,418	381,285

		10,504,170

Insurance 2.3%
Ambac Financial Group, Inc.*	11,333	188,581
American Equity Investment Life Holding Co.	19,285	520,309
AMERISAFE, Inc.	4,725	222,359
Argo Group International Holdings Ltd.	6,957	387,505
Atlas Financial Holdings, Inc.* (a)	2,648	52,510
Baldwin & Lyons, Inc., Class B	2,220	51,104
Citizens, Inc.* (a)	12,211	91,094
CNO Financial Group, Inc. (a)	49,274	904,178
Crawford & Co., Class B (a)	7,321	61,716
Donegal Group, Inc., Class A	2,087	31,785
eHealth, Inc.* (a)	4,325	54,884
EMC Insurance Group, Inc.	1,970	49,375
Employers Holdings, Inc.	7,982	181,830
Enstar Group Ltd.*	2,255	349,412
FBL Financial Group, Inc., Class A	2,388	137,835
Federated National Holding Co. (a)	3,624	87,701
Fidelity & Guaranty Life	2,724	64,368
First American Financial Corp. (a)	27,082	1,007,721
Global Indemnity PLC*	2,140	60,091
Greenlight Capital Re Ltd., Class A*	7,237	211,103
Hallmark Financial Services, Inc.*	3,722	42,356
HCI Group, Inc.	2,155	95,273
Heritage Insurance Holdings, Inc.*	6,138	141,113
Horace Mann Educators Corp.	10,251	372,931
Independence Holding Co.	1,986	26,195
Infinity Property & Casualty Corp.	2,853	216,372
James River Group Holdings Ltd.	2,849	73,704
Kansas City Life Insurance Co. (a)	861	39,356
Kemper Corp.	10,839	417,844
Maiden Holdings Ltd. (a)	12,626	199,238
MBIA, Inc.*	38,940	234,029
Meadowbrook Insurance Group, Inc.	12,604	108,394
Montpelier Re Holdings Ltd.	9,048	357,396
National General Holdings Corp.	8,897	185,325
National Interstate Corp. (a)	1,850	50,542
National Western Life Insurance Co., Class A	555	132,917

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Navigators Group, Inc. (The)*	2,633	$204,216
OneBeacon Insurance Group Ltd., Class A	5,545	80,458
Patriot National, Inc.*	2,052	32,832
Primerica, Inc.	12,840	586,660
RLI Corp. (a)	10,782	554,087
Safety Insurance Group, Inc.	3,652	210,757
Selective Insurance Group, Inc.	14,221	398,899
State Auto Financial Corp.	3,758	90,004
State National Cos., Inc. (a)	7,548	81,745
Stewart Information Services Corp.	5,653	224,989
Symetra Financial Corp.	18,734	452,801
Third Point Reinsurance Ltd.*	20,951	309,027
United Fire Group, Inc.	5,048	165,373
United Insurance Holdings Corp. (a)	4,362	67,786
Universal Insurance Holdings, Inc.	7,982	193,164

		11,061,244

Internet & Catalog Retail 0.7%
1-800-FLOWERS.COM, Inc., Class A* (a)	6,498	67,969
Blue Nile, Inc.*	2,969	90,228
Etsy, Inc.*	4,985	70,039
EVINE Live, Inc.* (a)	12,732	34,249
FTD Cos., Inc.*	4,563	128,631
HSN, Inc.	8,111	569,311
Lands’ End, Inc.* (a)	4,119	102,275
Liberty TripAdvisor Holdings, Inc., Class A*	18,643	600,678
Nutrisystem, Inc.	7,222	179,684
Orbitz Worldwide, Inc.*	27,877	318,355
Overstock.com, Inc.*	3,041	68,544
PetMed Express, Inc. (a)	5,027	86,816
Shutterfly, Inc.*	9,383	448,601
Travelport Worldwide Ltd. (a)	26,281	362,152
Wayfair, Inc., Class A* (a)	4,999	188,162
zulily, Inc., Class A*	16,348	213,178

		3,528,872

Internet Software & Services 2.6%
Amber Road, Inc.*	4,281	30,053
Angie’s List, Inc.*	10,720	66,035
Apigee Corp.*	1,190	11,817
Bankrate, Inc.* (a)	16,688	175,057
Bazaarvoice, Inc.* (a)	15,125	89,086
Benefitfocus, Inc.* (a)	1,963	86,078
Blucora, Inc.*	10,235	165,295
Box, Inc., Class A* (a)	3,159	58,884
Brightcove, Inc.*	8,456	58,008
Carbonite, Inc.*	4,644	54,846
Care.com, Inc.*	4,607	27,273
ChannelAdvisor Corp.* (a)	5,474	65,414
Cimpress NV*	8,197	689,860
comScore, Inc.*	8,594	457,716
Constant Contact, Inc.*	8,041	231,259
Cornerstone OnDemand, Inc.*	13,464	468,547

16

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Coupons.com, Inc.* (a)	15,179	$163,781
Cvent, Inc.*	5,817	149,962
Dealertrack Technologies, Inc.*	13,683	859,156
Demandware, Inc.*	8,333	592,310
DHI Group, Inc.*	11,043	98,172
EarthLink Holdings Corp.	25,758	192,927
Endurance International Group Holdings, Inc.* (a)	14,612	301,884
Envestnet, Inc.*	8,808	356,107
Everyday Health, Inc.*	5,325	68,054
Five9, Inc.*	5,748	30,062
Gogo, Inc.* (a)	14,028	300,620
GrubHub, Inc.*	18,763	639,255
GTT Communications, Inc.*	6,104	145,703
Hortonworks, Inc.* (a)	1,945	49,247
Internap Corp.*	13,860	128,205
IntraLinks Holdings, Inc.*	9,928	118,243
j2 Global, Inc.	12,032	817,454
Limelight Networks, Inc.*	15,730	61,976
Liquidity Services, Inc.*	6,029	58,059
LivePerson, Inc.* (a)	14,238	139,675
LogMeIn, Inc.*	6,154	396,871
Marchex, Inc., Class B	7,971	39,456
Marin Software, Inc.*	7,632	51,440
Marketo, Inc.*	8,662	243,056
MaxPoint Interactive, Inc.*	1,656	13,380
Millennial Media, Inc.* (a)	29,255	47,393
Monster Worldwide, Inc.* (a)	22,797	149,092
New Relic, Inc.*	1,409	49,583
NIC, Inc.	16,375	299,335
OPOWER, Inc.* (a)	6,483	74,619
Perficient, Inc.*	8,827	169,831
Q2 Holdings, Inc.*	4,836	136,617
QuinStreet, Inc.*	9,039	58,302
RealNetworks, Inc.* (a)	5,890	31,865
Reis, Inc.	2,221	49,262
RetailMeNot, Inc.*	9,575	170,722
Rocket Fuel, Inc.* (a)	6,505	53,341
SciQuest, Inc.*	6,913	102,382
Shutterstock, Inc.* (a)	4,898	287,219
SPS Commerce, Inc.*	4,152	273,202
Stamps.com, Inc.*	3,563	262,130
TechTarget, Inc.*	4,854	43,346
Textura Corp.* (a)	4,901	136,395
Travelzoo, Inc.*	1,931	21,782
TrueCar, Inc.* (a)	12,192	146,182
Web.com Group, Inc.*	10,954	265,306
WebMD Health Corp.*	9,442	418,092
Wix.com Ltd.*	4,652	109,880
XO Group, Inc.*	6,622	108,270
Xoom Corp.* (a)	7,907	166,482

		12,380,913

Common Stocks (continued)

	Shares	Market Value

IT Services 0.0%†
6D Global Technologies, Inc.*	4,727	$30,914
PFSweb, Inc.*	2,952	40,915

		71,829

Leisure Products 0.3%
Arctic Cat, Inc.	3,228	107,202
Black Diamond, Inc.*	5,948	54,959
Callaway Golf Co.	19,548	174,759
Escalade, Inc. (a)	2,567	47,207
JAKKS Pacific, Inc.* (a)	4,890	48,362
Johnson Outdoors, Inc., Class A	1,294	30,474
Malibu Boats, Inc., Class A*	4,389	88,175
Marine Products Corp.	2,723	16,992
Nautilus, Inc.*	7,869	169,262
Performance Sports Group Ltd.*	11,182	201,276
Smith & Wesson Holding Corp.*	13,478	223,600
Sturm Ruger & Co., Inc.	4,673	268,464

		1,430,732

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (a)	5,391	139,142
Affymetrix, Inc.* (a)	19,523	213,191
Albany Molecular Research, Inc.* (a)	6,203	125,425
Cambrex Corp.*	7,836	344,314
Fluidigm Corp.*	7,168	173,466
Furiex Pharmaceuticals, Inc.* (b)	2,184	21,338
Harvard Bioscience, Inc.*	7,731	44,067
INC Research Holdings, Inc., Class A*	3,237	129,868
Luminex Corp.*	10,663	184,043
NanoString Technologies, Inc.*	3,144	48,480
NeoGenomics, Inc.*	13,082	70,774
Pacific Biosciences of California, Inc.* (a)	14,973	86,244
PAREXEL International Corp.*	13,804	887,735
PRA Health Sciences, Inc.*	4,982	180,996
Sequenom, Inc.* (a)	29,027	88,242

		2,737,325

Machinery 2.7%
Accuride Corp.*	10,072	38,777
Actuant Corp., Class A	14,908	344,226
Alamo Group, Inc.	2,398	131,027
Albany International Corp., Class A	7,055	280,789
Altra Industrial Motion Corp.	6,582	178,899
American Railcar Industries, Inc. (a)	2,360	114,790
Astec Industries, Inc.	4,718	197,307
Barnes Group, Inc.	13,677	533,266
Blount International, Inc.*	12,188	133,093
Blue Bird Corp.*	1,161	15,081
Briggs & Stratton Corp.	11,151	214,768
Chart Industries, Inc.*	7,627	272,665
CIRCOR International, Inc.	4,282	233,497
CLARCOR, Inc.	12,515	778,934
Columbus McKinnon Corp.	5,006	125,150

17

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Commercial Vehicle Group, Inc.*	7,612	$54,883
Douglas Dynamics, Inc.	5,596	120,202
EnPro Industries, Inc. (a)	5,707	326,555
ESCO Technologies, Inc.	6,507	243,427
ExOne Co. (The)* (a)	2,631	29,204
Federal Signal Corp.	15,662	233,520
FreightCar America, Inc.	3,153	65,835
Global Brass & Copper Holdings, Inc.	5,335	90,748
Gorman-Rupp Co. (The)	4,732	132,875
Graham Corp. (a)	2,668	54,667
Greenbrier Cos., Inc. (The) (a)	6,608	309,585
Harsco Corp.	19,997	329,950
Hillenbrand, Inc. (a)	15,715	482,450
Hurco Cos., Inc.	1,695	58,681
Hyster-Yale Materials Handling, Inc.	2,368	164,055
John Bean Technologies Corp.	7,290	274,031
Kadant, Inc.	2,739	129,281
LB Foster Co., Class A	2,580	89,294
Lindsay Corp. (a)	2,950	259,334
Lydall, Inc.*	4,260	125,926
Meritor, Inc.*	24,446	320,732
Miller Industries, Inc.	2,934	58,533
Mueller Industries, Inc.	14,248	494,691
Mueller Water Products, Inc., Class A	40,207	365,884
Navistar International Corp.*	12,725	287,967
NN, Inc. (a)	4,860	124,027
Omega Flex, Inc.	707	26,626
Proto Labs, Inc.* (a)	5,827	393,206
RBC Bearings, Inc.*	5,832	418,504
Rexnord Corp.*	25,370	606,597
Standex International Corp.	3,187	254,737
Sun Hydraulics Corp. (a)	5,643	215,055
Tennant Co.	4,583	299,453
Titan International, Inc. (a)	10,829	116,303
TriMas Corp.*	11,311	334,806
Twin Disc, Inc.	2,171	40,467
Wabash National Corp.* (a)	17,021	213,443
Watts Water Technologies, Inc., Class A	7,025	364,246
Woodward, Inc.	16,297	896,172
Xerium Technologies, Inc.*	2,830	51,506

		13,049,727

Marine 0.1%
Eagle Bulk Shipping, Inc.*	5,244	36,551
Golden Ocean Group Ltd. (a)	16,638	64,056
Matson, Inc.	10,854	456,302
Navios Maritime Holdings, Inc.	20,706	77,026
Safe Bulkers, Inc.	10,219	32,905
Scorpio Bulkers, Inc.*	44,572	72,653
Ultrapetrol (Bahamas) Ltd.*	6,670	7,537

		747,030

Common Stocks (continued)

	Shares	Market Value

Media 1.6%
AMC Entertainment Holdings, Inc., Class A	5,334	$163,647
Carmike Cinemas, Inc.*	6,127	162,611
Central European Media Enterprises Ltd., Class A* (a)	18,506	40,343
Crown Media Holdings, Inc., Class A*	9,160	41,403
Cumulus Media, Inc., Class A* (a)	35,700	72,471
Daily Journal Corp.* (a)	263	51,682
DreamWorks Animation SKG, Inc., Class A*	18,934	499,479
E.W. Scripps Co. (The), Class A	14,755	337,152
Entercom Communications Corp., Class A*	6,517	74,424
Entravision Communications Corp., Class A	15,827	130,256
Eros International PLC*	7,025	176,468
Global Eagle Entertainment, Inc.*	11,532	150,147
Gray Television, Inc.*	15,700	246,176
Harte-Hanks, Inc.	12,325	73,457
Hemisphere Media Group, Inc.* (a)	2,602	30,964
IMAX Corp.*	15,066	606,708
Journal Media Group, Inc.	5,992	49,674
Loral Space & Communications, Inc.*	3,260	205,771
Martha Stewart Living Omnimedia, Inc., Class A*	7,844	48,947
MDC Partners, Inc., Class A	10,898	214,691
Media General, Inc.*	23,917	395,109
Meredith Corp.	9,177	478,581
National CineMedia, Inc.	15,493	247,268
New Media Investment Group, Inc.	11,193	200,690
New York Times Co. (The), Class A (a)	34,410	469,696
Nexstar Broadcasting Group, Inc., Class A	7,815	437,640
Reading International, Inc., Class A*	4,132	57,228
Rentrak Corp.* (a)	3,168	221,126
Saga Communications, Inc., Class A	966	36,563
Scholastic Corp. (a)	6,660	293,906
SFX Entertainment, Inc.* (a)	11,512	51,689
Sinclair Broadcast Group, Inc., Class A	16,562	462,245
Sizmek, Inc.* (a)	5,202	36,934
Time, Inc.	27,396	630,382
Townsquare Media, Inc., Class A*	1,741	23,643
Tribune Publishing Co.	4,880	75,835
World Wrestling Entertainment, Inc., Class A (a)	7,555	124,658

		7,619,664

Metals & Mining 1.0%
AK Steel Holding Corp.* (a)	44,507	172,242
Carpenter Technology Corp.	12,542	485,125
Century Aluminum Co.* (a)	12,365	128,967
Cliffs Natural Resources, Inc.	38,212	165,458
Coeur Mining, Inc.* (a)	33,664	192,221
Commercial Metals Co.	28,981	466,015
Globe Specialty Metals, Inc.	16,227	287,218
Handy & Harman Ltd.*	668	23,146
Haynes International, Inc.	3,108	153,287
Hecla Mining Co.	92,753	243,940

18

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Horsehead Holding Corp.* (a)	14,163	$165,990
Kaiser Aluminum Corp.	4,270	354,752
Materion Corp.	5,045	177,836
Olympic Steel, Inc.	2,226	38,821
RTI International Metals, Inc.*	7,705	242,862
Ryerson Holding Corp.*	2,719	24,743
Schnitzer Steel Industries, Inc., Class A (a)	6,583	115,005
Stillwater Mining Co.*	30,216	350,203
SunCoke Energy, Inc. (a)	16,318	212,134
TimkenSteel Corp.	9,921	267,768
U.S. Silica Holdings, Inc. (a)	13,338	391,604
Worthington Industries, Inc.	11,972	359,878

		5,019,215

Multiline Retail 0.4%
Big Lots, Inc.	13,457	605,430
Burlington Stores, Inc.*	18,830	964,096
Fred’s, Inc., Class A (a)	9,257	178,568
Tuesday Morning Corp.* (a)	11,010	124,028

		1,872,122

Multi-Utilities 0.3%
Avista Corp.	15,579	477,496
Black Hills Corp.	11,192	488,531
NorthWestern Corp. (a)	11,746	572,618

		1,538,645

Oil, Gas & Consumable Fuels 2.4%
Abraxas Petroleum Corp.*	24,243	71,517
Adams Resources & Energy, Inc.	528	23,549
Alon USA Energy, Inc.	7,801	147,439
Approach Resources, Inc.* (a)	9,053	62,013
Ardmore Shipping Corp.	4,363	52,836
Bill Barrett Corp.* (a)	12,499	107,366
Bonanza Creek Energy, Inc.*	12,392	226,154
Callon Petroleum Co.*	16,508	137,347
Carrizo Oil & Gas, Inc.* (a)	12,854	632,931
Clayton Williams Energy, Inc.* (a)	1,473	96,850
Clean Energy Fuels Corp.* (a)	17,657	99,232
Cloud Peak Energy, Inc.* (a)	15,160	70,646
Contango Oil & Gas Co.*	4,189	51,399
Delek US Holdings, Inc.	14,351	528,404
DHT Holdings, Inc.	23,245	180,614
Dorian LPG Ltd.*	6,183	103,132
Earthstone Energy, Inc.*	262	5,117
Eclipse Resources Corp.* (a)	11,836	62,257
Energy Fuels, Inc.*	10,419	46,365
Energy XXI Ltd. (a)	22,992	60,469
Erin Energy Corp.*	3,358	13,130
Evolution Petroleum Corp. (a)	5,909	38,940
EXCO Resources, Inc. (a)	39,752	46,907
Frontline Ltd.* (a)	26,830	65,465

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
GasLog Ltd. (a)	10,406	$207,600
Gastar Exploration, Inc.*	20,156	62,282
Green Plains, Inc.	9,493	261,532
Halcon Resources Corp.* (a)	91,344	105,959
Hallador Energy Co.	2,591	21,609
Isramco, Inc.*	232	32,021
Jones Energy, Inc., Class A*	7,157	64,771
Magnum Hunter Resources Corp.* (a)	52,132	97,487
Matador Resources Co.*	18,281	457,025
Navios Maritime Acquisition Corp.	20,100	72,159
Nordic American Tankers Ltd. (a)	22,262	316,788
Northern Oil and Gas, Inc.* (a)	15,406	104,299
Oasis Petroleum, Inc.*	34,721	550,328
Pacific Ethanol, Inc.* (a)	6,278	64,789
Panhandle Oil and Gas, Inc., Class A	4,076	84,332
Par Petroleum Corp.*	3,934	73,644
Parsley Energy, Inc., Class A*	20,810	362,510
PDC Energy, Inc.* (a)	10,007	536,776
Peabody Energy Corp.	69,165	151,471
Penn Virginia Corp.* (a)	18,277	80,053
Renewable Energy Group, Inc.*	10,937	126,432
REX American Resources Corp.* (a)	1,664	105,897
Rex Energy Corp.* (a)	11,734	65,593
Ring Energy, Inc.*	5,295	59,251
Rosetta Resources, Inc.*	18,894	437,207
RSP Permian, Inc.*	13,640	383,420
Sanchez Energy Corp.* (a)	13,380	131,124
SandRidge Energy, Inc.*	107,351	94,147
Scorpio Tankers, Inc.	44,707	451,094
SemGroup Corp., Class A	10,925	868,319
Ship Finance International Ltd. (a)	14,739	240,541
Solazyme, Inc.* (a)	19,886	62,442
Stone Energy Corp.*	14,290	179,911
Synergy Resources Corp.* (a)	25,946	296,563
Teekay Tankers Ltd., Class A	21,125	139,636
TransAtlantic Petroleum Ltd.* (a)	5,928	30,292
Triangle Petroleum Corp.* (a)	11,761	59,040
Ultra Petroleum Corp.*	38,222	478,539
Uranium Energy Corp.*	22,785	36,228
W&T Offshore, Inc. (a)	9,157	50,180
Western Refining, Inc.	17,766	774,953
Westmoreland Coal Co.* (a)	4,436	92,180

		11,800,503

Paper & Forest Products 0.6%
Boise Cascade Co.*	9,937	364,489
Clearwater Paper Corp.*	4,785	274,181
Deltic Timber Corp. (a)	2,775	187,701
KapStone Paper and Packaging Corp. (a)	21,349	493,589
Louisiana-Pacific Corp.*	35,714	608,209
Neenah Paper, Inc.	4,214	248,457
P.H. Glatfelter Co.	10,875	239,141

19

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products (continued)
Schweitzer-Mauduit International, Inc.	7,644	$304,843
Wausau Paper Corp. (a)	10,406	95,527

		2,816,137

Personal Products 0.2%
Elizabeth Arden, Inc.* (a)	6,427	91,649
Inter Parfums, Inc.	4,223	143,286
Medifast, Inc.*	2,788	90,108
Natural Health Trends Corp.	1,971	81,718
Nature’s Sunshine Products, Inc.	2,743	37,716
Nutraceutical International Corp.*	2,112	52,251
Revlon, Inc., Class A*	2,842	104,330
Synutra International, Inc.* (a)	5,251	37,545
USANA Health Sciences, Inc.*	1,418	193,784

		832,387

Pharmaceuticals 1.9%
Aerie Pharmaceuticals, Inc.*	5,116	90,297
Agile Therapeutics, Inc.*	2,527	21,707
Alimera Sciences, Inc.* (a)	7,519	34,663
Amphastar Pharmaceuticals, Inc.*	7,889	138,689
ANI Pharmaceuticals, Inc.*	1,968	122,114
Aratana Therapeutics, Inc.*	7,526	113,793
Assembly Biosciences, Inc.*	3,512	67,641
BioDelivery Sciences International, Inc.*	11,541	91,866
Carbylan Therapeutics, Inc.*	3,019	21,586
Catalent, Inc.*	20,879	612,381
Cempra, Inc.*	7,970	273,849
Collegium Pharmaceutical, Inc.*	1,645	29,347
Corcept Therapeutics, Inc.* (a)	15,390	92,494
Corium International, Inc.*	2,093	28,653
Depomed, Inc.* (a)	14,997	321,836
Dermira, Inc.*	3,134	55,002
Durect Corp.*	27,816	66,480
Endocyte, Inc.* (a)	9,819	50,961
Flex Pharma, Inc.* (a)	1,347	23,168
Foamix Pharmaceuticals Ltd.*	5,593	57,328
Heska Corp.*	1,395	41,417
IGI Laboratories, Inc.* (a)	10,326	65,054
Impax Laboratories, Inc.* (a)	17,914	822,611
Intersect ENT, Inc.*	3,482	99,690
Intra-Cellular Therapies, Inc.*	5,414	172,977
Lannett Co., Inc.* (a)	6,635	394,384
Medicines Co. (The)*	16,557	473,696
Nektar Therapeutics* (a)	32,856	411,029
Omeros Corp.* (a)	9,463	170,239
Pacira Pharmaceuticals, Inc.*	9,101	643,623
Paratek Pharmaceuticals, Inc.	3,010	77,568
Pernix Therapeutics Holdings, Inc.*	10,881	64,415
Phibro Animal Health Corp., Class A	4,356	169,623
POZEN, Inc.* (a)	7,285	75,108
Prestige Brands Holdings, Inc.* (a)	13,073	604,495
Relypsa, Inc.*	8,130	269,022

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Revance Therapeutics, Inc.*	3,887	$124,306
Sagent Pharmaceuticals, Inc.*	5,544	134,775
SciClone Pharmaceuticals, Inc.*	12,474	122,495
Sucampo Pharmaceuticals, Inc., Class A*	6,209	102,014
Supernus Pharmaceuticals, Inc.*	8,573	145,569
Tetraphase Pharmaceuticals, Inc.* (a)	9,020	427,909
TherapeuticsMD, Inc.* (a)	31,739	249,468
Theravance Biopharma, Inc.* (a)	6,480	84,370
Theravance, Inc. (a)	21,257	384,114
VIVUS, Inc.* (a)	25,799	60,886
XenoPort, Inc.*	14,414	88,358
Zogenix, Inc.* (a)	38,220	64,210
ZS Pharma, Inc.*	4,529	237,274

		9,094,554

Professional Services 1.4%
Acacia Research Corp.	12,721	111,563
Advisory Board Co. (The)* (a)	10,644	581,908
Barrett Business Services, Inc.	1,759	63,887
CBIZ, Inc.*	12,432	119,844
CDI Corp.	3,664	47,632
CEB, Inc.	8,397	731,043
CRA International, Inc.*	2,376	66,219
Exponent, Inc.	6,557	293,622
Franklin Covey Co.*	3,130	63,508
FTI Consulting, Inc.*	10,443	430,669
GP Strategies Corp.*	3,286	109,227
Heidrick & Struggles International, Inc.	4,574	119,290
Hill International, Inc.*	9,162	48,192
Huron Consulting Group, Inc.* (a)	5,812	407,363
ICF International, Inc.*	4,947	172,452
Insperity, Inc.	4,845	246,611
Kelly Services, Inc., Class A	7,466	114,603
Kforce, Inc.	6,172	141,154
Korn/Ferry International	12,601	438,137
Mistras Group, Inc.*	4,339	82,354
Navigant Consulting, Inc.*	12,176	181,057
On Assignment, Inc.*	12,927	507,773
Paylocity Holding Corp.*	3,863	138,489
Pendrell Corp.*	39,975	54,766
Resources Connection, Inc.	9,537	153,450
RPX Corp.*	13,678	231,158
TriNet Group, Inc.*	10,273	260,421
TrueBlue, Inc.*	10,483	313,442
Volt Information Sciences, Inc.*	2,230	21,653
VSE Corp.	1,028	55,008
WageWorks, Inc.*	8,932	361,299

		6,667,794

Real Estate Investment Trusts (REITs) 8.3%
Acadia Realty Trust	17,198	500,634
AG Mortgage Investment Trust, Inc.	7,116	122,964
Agree Realty Corp.	4,372	127,531

20

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Alexander’s, Inc.	521	$213,610
Altisource Residential Corp.	14,306	241,056
American Assets Trust, Inc.	9,240	362,300
American Capital Mortgage Investment Corp.	12,710	203,233
American Residential Properties, Inc.*	8,050	148,925
Anworth Mortgage Asset Corp.	26,209	129,210
Apollo Commercial Real Estate Finance, Inc.	14,595	239,796
Apollo Residential Mortgage, Inc.	8,027	117,917
Ares Commercial Real Estate Corp.	6,792	77,361
Armada Hoffler Properties, Inc.	6,626	66,194
ARMOUR Residential REIT, Inc.	88,170	247,758
Ashford Hospitality Prime, Inc.	6,041	90,736
Ashford Hospitality Trust, Inc.	20,712	175,223
Associated Estates Realty Corp.	14,513	415,507
Bluerock Residential Growth REIT, Inc.	4,430	56,084
Campus Crest Communities, Inc.	16,080	89,083
Capstead Mortgage Corp.	23,856	264,802
CareTrust REIT, Inc.	7,825	99,143
CatchMark Timber Trust, Inc., Class A	9,529	110,250
Cedar Realty Trust, Inc.	21,395	136,928
Chambers Street Properties	59,304	471,467
Chatham Lodging Trust	9,596	254,006
Chesapeake Lodging Trust	14,907	454,365
Colony Capital, Inc., Class A	27,966	633,430
CorEnergy Infrastructure Trust, Inc.	11,362	71,808
CoreSite Realty Corp.	6,120	278,093
Cousins Properties, Inc.	54,200	562,596
CubeSmart	41,613	963,757
CyrusOne, Inc.	13,350	393,157
CYS Investments, Inc.	40,001	309,208
DCT Industrial Trust, Inc.	22,170	697,025
DiamondRock Hospitality Co.	50,249	643,690
DuPont Fabros Technology, Inc.	15,819	465,870
Dynex Capital, Inc.	13,629	103,853
Easterly Government Properties, Inc.	3,458	55,051
EastGroup Properties, Inc.	8,054	452,876
Education Realty Trust, Inc.	12,044	377,700
EPR Properties	14,261	781,218
Equity One, Inc.	18,154	423,714
Excel Trust, Inc.	15,936	251,311
FelCor Lodging Trust, Inc.	35,653	352,252
First Industrial Realty Trust, Inc.	27,658	518,034
First Potomac Realty Trust	14,641	150,802
Franklin Street Properties Corp.	22,249	251,636
GEO Group, Inc. (The)	18,623	636,162
Getty Realty Corp.	6,333	103,608
Gladstone Commercial Corp.	5,159	85,433
Government Properties Income Trust	17,556	325,664
Gramercy Property Trust, Inc.	14,300	334,191
Great Ajax Corp.	1,042	14,776
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,075	161,904
Hatteras Financial Corp.	24,151	393,661

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	25,156	$585,129
Hersha Hospitality Trust	12,281	314,878
Highwoods Properties, Inc.	23,459	937,187
Hudson Pacific Properties, Inc.	18,585	527,256
Independence Realty Trust, Inc.	5,312	39,999
InfraREIT, Inc.	5,491	155,725
Inland Real Estate Corp.	21,786	205,224
Invesco Mortgage Capital, Inc.	30,896	442,431
Investors Real Estate Trust	29,311	209,280
iStar Financial, Inc.*	21,339	284,235
Kite Realty Group Trust	20,754	507,850
LaSalle Hotel Properties	28,244	1,001,532
Lexington Realty Trust	51,447	436,271
LTC Properties, Inc.	8,881	369,450
Mack-Cali Realty Corp.	22,278	410,584
Medical Properties Trust, Inc.	52,310	685,784
Monmouth Real Estate Investment Corp.	14,620	142,106
Monogram Residential Trust, Inc.	41,344	372,923
National Health Investors, Inc.	9,371	583,813
National Storage Affiliates Trust	5,674	70,358
New Residential Investment Corp.	49,784	758,708
New Senior Investment Group, Inc.	16,401	219,281
New York Mortgage Trust, Inc.	27,641	206,755
New York REIT, Inc.	40,658	404,547
NexPoint Residential Trust, Inc.	4,645	62,382
One Liberty Properties, Inc.	3,160	67,245
Orchid Island Capital, Inc.	4,469	50,097
Parkway Properties, Inc.	21,048	367,077
Pebblebrook Hotel Trust	17,957	769,996
Pennsylvania Real Estate Investment Trust	17,291	368,990
PennyMac Mortgage Investment Trust	18,640	324,895
Physicians Realty Trust	17,585	270,106
Potlatch Corp.	10,141	358,180
Preferred Apartment Communities, Inc., Class A	5,212	51,859
PS Business Parks, Inc.	4,864	350,938
QTS Realty Trust, Inc., Class A	5,946	216,732
RAIT Financial Trust	20,502	125,267
Ramco-Gershenson Properties Trust	19,786	322,907
Redwood Trust, Inc.	21,109	331,411
Resource Capital Corp.	33,808	130,837
Retail Opportunity Investments Corp.	23,352	364,758
Rexford Industrial Realty, Inc.	13,900	202,662
RLJ Lodging Trust	33,061	984,557
Rouse Properties, Inc.	9,114	149,014
Ryman Hospitality Properties, Inc.	10,889	578,315
Sabra Health Care REIT, Inc.	14,784	380,540
Saul Centers, Inc.	2,415	118,794
Select Income REIT	15,431	318,496
Silver Bay Realty Trust Corp.	9,058	147,555
Sovran Self Storage, Inc.	8,893	772,891
STAG Industrial, Inc.	16,157	323,140
Starwood Waypoint Residential Trust	9,534	226,528

21

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
STORE Capital Corp.	8,327	$167,373
Strategic Hotels & Resorts, Inc.*	68,914	835,238
Summit Hotel Properties, Inc.	21,781	283,371
Sun Communities, Inc.	11,638	719,578
Sunstone Hotel Investors, Inc.	52,240	784,122
Terreno Realty Corp.	10,739	211,558
Trade Street Residential, Inc.	4,711	31,375
UMH Properties, Inc.	5,593	54,811
United Development Funding IV	7,446	130,156
Universal Health Realty Income Trust	3,163	146,953
Urban Edge Properties	15,011	312,079
Urstadt Biddle Properties, Inc., Class A	7,002	130,797
Washington Real Estate Investment Trust	17,026	441,825
Western Asset Mortgage Capital Corp.	10,601	156,577
Whitestone REIT	5,779	75,243
Xenia Hotels & Resorts, Inc.	27,818	604,763

		39,901,857

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	12,229	481,823
Altisource Asset Management Corp.*	228	32,898
Altisource Portfolio Solutions SA*	3,525	108,535
AV Homes, Inc.*	2,981	42,837
Consolidated-Tomoka Land Co.	1,132	65,248
Forestar Group, Inc.*	8,423	110,847
FRP Holdings, Inc.*	1,755	56,915
Kennedy-Wilson Holdings, Inc.	23,142	569,062
Marcus & Millichap, Inc.*	3,391	156,461
RE/MAX Holdings, Inc., Class A	2,983	105,926
St. Joe Co. (The)*	11,499	178,579
Tejon Ranch Co.* (a)	3,410	87,671

		1,996,802

Road & Rail 0.7%
ArcBest Corp.	6,512	207,082
Celadon Group, Inc.	6,792	140,459
Con-way, Inc.	14,363	551,108
Covenant Transportation Group, Inc., Class A*	2,896	72,574
Heartland Express, Inc.	12,571	254,311
Knight Transportation, Inc.	15,674	419,123
Marten Transport Ltd.	5,951	129,137
PAM Transportation Services, Inc.*	769	44,640
Quality Distribution, Inc.*	6,899	106,659
Roadrunner Transportation Systems, Inc.*	7,043	181,709
Saia, Inc.* (a)	6,274	246,505
Swift Transportation Co.*	22,044	499,737
Universal Truckload Services, Inc. (a)	2,002	43,964
USA Truck, Inc.*	2,412	51,207
Werner Enterprises, Inc.	11,080	290,850
YRC Worldwide, Inc.*	8,199	106,423

		3,345,488

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc.*	10,219	$280,920
Advanced Micro Devices, Inc.*	158,472	380,333
Alpha & Omega Semiconductor Ltd.*	5,622	49,136
Ambarella, Inc.* (a)	7,822	803,241
Amkor Technology, Inc.*	24,593	147,066
Applied Micro Circuits Corp.* (a)	20,467	138,152
Axcelis Technologies, Inc.*	29,004	85,852
Brooks Automation, Inc.	16,847	192,898
Cabot Microelectronics Corp.*	6,151	289,774
Cascade Microtech, Inc.*	3,325	50,623
Cavium, Inc.* (a)	13,779	948,133
CEVA, Inc.*	5,152	100,103
Cirrus Logic, Inc.*	15,847	539,273
Cohu, Inc.	6,582	87,080
Diodes, Inc.*	9,322	224,753
DSP Group, Inc.*	5,765	59,553
Entegris, Inc.*	34,991	509,819
Exar Corp.*	9,823	96,069
Fairchild Semiconductor International, Inc.*	29,089	505,567
FormFactor, Inc.*	14,513	133,520
Inphi Corp.*	9,550	218,313
Integrated Device Technology, Inc.*	37,016	803,247
Integrated Silicon Solution, Inc.	7,924	175,437
Intersil Corp., Class A	32,863	411,116
IXYS Corp.	6,077	92,978
Kopin Corp.* (a)	17,193	59,316
Lattice Semiconductor Corp.* (a)	29,208	172,035
M/A-COM Technology Solutions Holdings, Inc.*	5,851	223,801
Mattson Technology, Inc.*	18,447	61,798
MaxLinear, Inc., Class A*	12,852	155,509
Micrel, Inc.	11,128	154,679
Microsemi Corp.*	23,759	830,377
MKS Instruments, Inc.	13,326	505,589
Monolithic Power Systems, Inc.	9,849	499,443
Nanometrics, Inc.* (a)	5,941	95,769
NeoPhotonics Corp.*	6,956	63,508
NVE Corp.	1,204	94,394
OmniVision Technologies, Inc.*	14,503	379,906
PDF Solutions, Inc.*	6,780	108,480
Pericom Semiconductor Corp.	5,765	75,810
Photronics, Inc.*	16,575	157,628
PMC-Sierra, Inc.*	43,590	373,130
Power Integrations, Inc. (a)	7,335	331,395
Rambus, Inc.* (a)	28,838	417,863
Rudolph Technologies, Inc.*	8,016	96,272
Semtech Corp.*	16,580	329,113
Sigma Designs, Inc.*	8,730	104,149
Silicon Laboratories, Inc.*	10,652	575,315
Synaptics, Inc.*	9,203	798,222
Tessera Technologies, Inc.	13,140	499,057
Ultra Clean Holdings, Inc.*	7,743	48,239
Ultratech, Inc.*	6,902	128,101

22

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments, Inc.*	10,077	$289,613
Xcerra Corp.*	13,929	105,443

		15,056,910

Software 4.3%
A10 Networks, Inc.*	8,346	53,748
ACI Worldwide, Inc.*	29,166	716,609
Advent Software, Inc.	13,172	582,334
American Software, Inc., Class A	6,500	61,750
Aspen Technology, Inc.*	21,334	971,764
AVG Technologies NV*	10,228	278,304
Barracuda Networks, Inc.*	2,069	81,974
Blackbaud, Inc.	11,719	667,397
Bottomline Technologies de, Inc.*	10,167	282,744
BroadSoft, Inc.*	7,281	251,704
Callidus Software, Inc.*	13,750	214,225
Code Rebel Corp.*	255	8,254
CommVault Systems, Inc.*	11,302	479,318
Comverse, Inc.*	5,663	113,713
Cyan, Inc.*	7,134	37,382
Digimarc Corp.* (a)	1,902	85,856
Digital Turbine, Inc.*	11,730	35,425
Ebix, Inc. (a)	6,709	218,780
Ellie Mae, Inc.* (a)	7,372	514,492
EnerNOC, Inc.* (a)	6,632	64,330
Epiq Systems, Inc.	8,142	137,437
ePlus, Inc.*	1,369	104,934
Fair Isaac Corp.	7,800	708,084
Fleetmatics Group PLC* (a)	9,554	447,414
Gigamon, Inc.*	6,834	225,454
Globant SA*	3,801	115,664
Glu Mobile, Inc.* (a)	30,024	186,449
Guidance Software, Inc.* (a)	4,727	40,038
Guidewire Software, Inc.*	17,482	925,322
HubSpot, Inc.* (a)	4,690	232,530
Imperva, Inc.*	6,635	449,189
Infoblox, Inc.*	14,193	371,999
Interactive Intelligence Group, Inc.* (a)	4,299	191,177
Jive Software, Inc.*	11,226	58,936
Manhattan Associates, Inc.*	18,432	1,099,469
Mentor Graphics Corp.	24,990	660,486
MicroStrategy, Inc., Class A*	2,320	394,586
MobileIron, Inc.*	9,567	56,541
Model N, Inc.*	5,077	60,467
Monotype Imaging Holdings, Inc.	9,997	241,028
NetScout Systems, Inc.* (a)	9,334	342,278
Park City Group, Inc.* (a)	2,506	31,049
Paycom Software, Inc.*	7,886	269,307
Pegasystems, Inc.	8,934	204,499
Progress Software Corp.*	12,657	348,067
Proofpoint, Inc.*	9,855	627,468
PROS Holdings, Inc.*	5,971	126,048
QAD, Inc., Class A	2,510	66,339

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Qlik Technologies, Inc.*	22,818	$797,717
Qualys, Inc.*	6,206	250,412
Rally Software Development Corp.*	6,539	127,184
RealPage, Inc.*	13,189	251,514
Rovi Corp.*	22,054	351,761
Rubicon Project, Inc. (The)*	6,402	95,774
Sapiens International Corp. NV	5,971	61,979
Seachange International, Inc.*	8,662	60,721
Silver Spring Networks, Inc.* (a)	9,182	113,949
Synchronoss Technologies, Inc.*	9,676	442,483
Take-Two Interactive Software, Inc.* (a)	21,147	583,023
Tangoe, Inc.*	9,789	123,146
TeleCommunication Systems, Inc., Class A*	12,621	41,776
Telenav, Inc.*	7,122	57,332
TiVo, Inc.*	24,333	246,737
TubeMogul, Inc.*	3,459	49,429
Tyler Technologies, Inc.*	8,413	1,088,474
Varonis Systems, Inc.*	2,225	49,150
VASCO Data Security International, Inc.* (a)	7,343	221,685
Verint Systems, Inc.*	15,324	930,856
VirnetX Holding Corp.* (a)	11,315	47,523
Workiva, Inc.*	1,669	23,082
Yodlee, Inc.*	4,488	64,807
Zendesk, Inc.*	13,399	297,592
Zix Corp.* (a)	14,490	74,913

		20,895,381

Specialty Retail 3.2%
Abercrombie & Fitch Co., Class A	17,317	372,489
American Eagle Outfitters, Inc.	48,838	840,990
America’s Car-Mart, Inc.*	2,134	105,249
Ann, Inc.*	11,487	554,707
Asbury Automotive Group, Inc.*	6,812	617,303
Ascena Retail Group, Inc.*	34,947	582,042
Barnes & Noble, Inc.*	12,647	328,316
bebe stores, inc. (a)	8,106	16,212
Big 5 Sporting Goods Corp.	4,509	64,073
Boot Barn Holdings, Inc.*	2,968	94,976
Buckle, Inc. (The) (a)	7,067	323,457
Build-A-Bear Workshop, Inc.* (a)	3,543	56,653
Caleres, Inc.	10,936	347,546
Cato Corp. (The), Class A	6,564	254,421
Chico’s FAS, Inc.	35,682	593,392
Children’s Place, Inc. (The) (a)	5,172	338,301
Christopher & Banks Corp.*	9,570	38,376
Citi Trends, Inc.*	3,877	93,823
Conn’s, Inc.* (a)	6,838	271,469
Container Store Group, Inc. (The)* (a)	3,978	67,109
Destination XL Group, Inc.* (a)	9,136	45,771
Express, Inc.*	21,145	382,936
Finish Line, Inc. (The), Class A (a)	11,498	319,874
Five Below, Inc.*	13,600	537,608
Francesca’s Holdings Corp.*	10,596	142,728

23

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Genesco, Inc.* (a)	6,002	$396,312
Group 1 Automotive, Inc. (a)	5,833	529,811
Guess?, Inc. (a)	15,453	296,234
Haverty Furniture Cos., Inc.	5,076	109,743
Hibbett Sports, Inc.*	6,223	289,867
Kirkland’s, Inc.	4,292	119,618
Lithia Motors, Inc., Class A	5,688	643,654
Lumber Liquidators Holdings, Inc.* (a)	6,774	140,290
MarineMax, Inc.* (a)	6,496	152,721
Mattress Firm Holding Corp.* (a)	5,115	311,759
Men’s Wearhouse, Inc. (The)	12,068	773,197
Monro Muffler Brake, Inc.	7,945	493,861
Outerwall, Inc. (a)	4,618	351,476
Party City Holdco, Inc.*	6,254	126,769
Pep Boys-Manny, Moe & Jack (The)*	13,450	165,031
Pier 1 Imports, Inc.	22,542	284,705
Rent-A-Center, Inc. (a)	13,237	375,269
Restoration Hardware Holdings, Inc.*	8,337	813,941
Select Comfort Corp.* (a)	13,089	393,586
Shoe Carnival, Inc.	3,733	107,734
Sonic Automotive, Inc., Class A	8,243	196,431
Sportsman’s Warehouse Holdings, Inc.* (a)	4,429	50,358
Stage Stores, Inc. (a)	7,986	139,995
Stein Mart, Inc.	7,225	75,646
Systemax, Inc.*	2,959	25,566
Tile Shop Holdings, Inc.* (a)	6,807	96,591
Tilly’s, Inc., Class A*	2,796	27,037
Vitamin Shoppe, Inc.*	7,443	277,401
West Marine, Inc.*	4,594	44,286
Winmark Corp.	554	54,569
Zumiez, Inc.*	5,422	144,388

		15,397,667

Technology Hardware, Storage & Peripherals 0.7%
Avid Technology, Inc.*	8,011	106,867
Cray, Inc.* (a)	10,212	301,356
Diebold, Inc.	16,146	565,110
Dot Hill Systems Corp.*	14,988	91,726
Eastman Kodak Co.* (a)	4,380	73,584
Electronics For Imaging, Inc.*	11,705	509,284
Imation Corp.*	8,181	33,215
Immersion Corp.* (a)	7,028	89,045
Nimble Storage, Inc.* (a)	12,631	354,426
QLogic Corp.*	21,819	309,612
Quantum Corp.*	54,103	90,893
Silicon Graphics International Corp.* (a)	9,052	58,566
Stratasys Ltd.*	12,701	443,646
Super Micro Computer, Inc.* (a)	9,202	272,195
Violin Memory, Inc.* (a)	22,746	55,728

		3,355,253

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.0%
Cherokee, Inc.	2,065	$58,192
Columbia Sportswear Co.	7,172	433,619
Crocs, Inc.* (a)	19,227	282,829
Culp, Inc.	2,535	78,585
Deckers Outdoor Corp.*	8,624	620,669
G-III Apparel Group Ltd.*	9,951	700,053
Iconix Brand Group, Inc.* (a)	11,931	297,917
Movado Group, Inc.	4,020	109,183
Oxford Industries, Inc.	3,657	319,805
Perry Ellis International, Inc.*	3,147	74,804
Quiksilver, Inc.* (a)	35,531	23,550
Sequential Brands Group, Inc.* (a)	6,241	95,425
Steven Madden Ltd.* (a)	14,046	600,888
Superior Uniform Group, Inc.	1,741	28,796
Tumi Holdings, Inc.*	13,982	286,911
Unifi, Inc.*	3,676	123,146
Vera Bradley, Inc.*	5,314	59,889
Vince Holding Corp.*	3,805	45,584
Wolverine World Wide, Inc. (a)	25,745	733,217

		4,973,062

Thrifts & Mortgage Finance 1.9%
Anchor BanCorp Wisconsin, Inc.*	1,880	71,402
Astoria Financial Corp. (a)	22,410	309,034
Bank Mutual Corp.	12,183	93,444
BankFinancial Corp.	4,465	52,598
BBX Capital Corp., Class A* (a)	705	11,449
Bear State Financial, Inc.*	3,009	28,104
Beneficial Bancorp, Inc.* (a)	20,482	255,820
BofI Holding, Inc.*	3,852	407,195
Brookline Bancorp, Inc.	17,621	198,941
Capitol Federal Financial, Inc. (a)	35,188	423,663
Charter Financial Corp.	3,985	49,454
Clifton Bancorp, Inc. (a)	6,911	96,685
Dime Community Bancshares, Inc.	7,805	132,217
Essent Group Ltd.*	13,877	379,536
EverBank Financial Corp.	24,141	474,371
Federal Agricultural Mortgage Corp., Class C	2,579	74,946
First Defiance Financial Corp.	2,318	86,995
Flagstar Bancorp, Inc.*	5,263	97,260
Fox Chase Bancorp, Inc.	2,876	48,662
Heritage Financial Group, Inc.	2,232	67,362
Hingham Institution for Savings	296	34,073
HomeStreet, Inc.*	5,555	126,765
Impac Mortgage Holdings, Inc.*	2,151	41,170
Kearny Financial Corp./MD*	23,166	258,533
Ladder Capital Corp., Class A	9,743	169,041
LendingTree, Inc.*	1,457	114,535
Meridian Bancorp, Inc.*	13,496	180,981
Meta Financial Group, Inc.	1,727	74,123
MGIC Investment Corp.* (a)	84,927	966,469
Nationstar Mortgage Holdings, Inc.*	9,825	165,060
NMI Holdings, Inc., Class A*	12,400	99,448

24

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Northfield Bancorp, Inc.	11,736	$176,627
Northwest Bancshares, Inc.	23,584	302,347
OceanFirst Financial Corp.	3,251	60,631
Ocwen Financial Corp.*	26,791	273,268
Oritani Financial Corp.	11,007	176,662
PennyMac Financial Services, Inc., Class A*	3,934	71,284
Provident Financial Services, Inc.	16,247	308,530
Radian Group, Inc.	47,911	898,810
Stonegate Mortgage Corp.* (a)	3,790	38,165
Territorial Bancorp, Inc. (a)	2,058	49,927
TrustCo Bank Corp. NY	23,927	168,207
United Community Financial Corp.	12,262	65,602
United Financial Bancorp, Inc.	12,404	166,834
Walker & Dunlop, Inc.*	6,601	176,511
Washington Federal, Inc.	23,706	553,535
Waterstone Financial, Inc. (a)	7,687	101,468
WSFS Financial Corp.	7,017	191,915

		9,369,659

Tobacco 0.2%
Universal Corp. (a)	5,654	324,087
Vector Group Ltd. (a)	20,301	476,262

		800,349

Trading Companies & Distributors 0.7%
Aircastle Ltd.	15,584	353,289
Applied Industrial Technologies, Inc. (a)	10,024	397,451
Beacon Roofing Supply, Inc.* (a)	12,419	412,559
CAI International, Inc.*	4,330	89,155
DXP Enterprises, Inc.*	3,150	146,475
H&E Equipment Services, Inc. (a)	7,797	155,706
Kaman Corp.	6,748	283,011
Lawson Products, Inc.*	1,334	31,322
MRC Global, Inc.*	25,686	396,592
Neff Corp., Class A*	2,820	28,454
Real Industry, Inc.*	6,085	69,065
Rush Enterprises, Inc., Class A*	8,827	231,356
Stock Building Supply Holdings, Inc.*	3,852	75,307
TAL International Group, Inc.*	8,303	262,375
Textainer Group Holdings Ltd. (a)	5,489	142,769
Titan Machinery, Inc.* (a)	4,200	61,866
Veritiv Corp.*	2,024	73,795

		3,210,547

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	15,238	230,856

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.2%
American States Water Co.	9,455	$353,523
Artesian Resources Corp., Class A (a)	2,024	42,686
California Water Service Group	11,945	272,943
Connecticut Water Service, Inc.	2,844	97,151
Consolidated Water Co., Ltd.	3,501	44,113
Middlesex Water Co.	3,972	89,608
SJW Corp.	3,958	121,471
York Water Co. (The)	3,163	65,980

		1,087,475

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	9,052	74,769
NTELOS Holdings Corp.*	4,407	20,360
RingCentral, Inc., Class A*	13,346	246,768
Shenandoah Telecommunications Co.	6,039	206,715
Spok Holdings, Inc.	5,425	91,357

		639,969

Total Common Stocks (cost $355,035,020)		471,083,017

Right 0.0%†

	Number of Rights

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	16,402	41,333

Total Right (cost $—)		41,333

Warrant 0.0%†

	Number of Warrants

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring 04/15/16* (a)(b)	5,351	0

Total Warrant (cost $—)		0

25

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund (Continued)

Repurchase Agreements 9.0%

	Principal Amount	Market Value

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $15,000,117, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $15,300,001. (c)(d)	$15,000,000	$15,000,000
Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $18,006,850, collateralized by U.S. Government Agency Securities ranging from 0.38% - 8.50%, maturing 08/31/15 - 01/20/42; total market value $18,360,002. (c)(d)	18,000,000	18,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (c)(d)	1,000,000	1,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price 9,357,887, collateralized by U.S. Government Agency Securities Securities ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $9,545,003. (c)(d)	9,357,846	9,357,846

Total Repurchase Agreements (cost $43,357,846)		43,357,846

Total Investments (cost $398,392,866) (e) — 106.9%		514,482,196

Liabilities in excess of other assets — (6.9%)		(33,107,144)

NET ASSETS — 100.0%		$481,375,052

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $90,557,768, which was collateralized by repurchase agreements with a total value of $43,357,846 and $49,462,883 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from 07/02/15 - 02/15/45, a total value of $92,820,729.

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $43,357,846.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
83	Russell 2000 Mini Future	09/18/15	$10,378,320	$(131,690)

At June 30, 2015, the Fund had $413,100 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund
Assets:
Investments, at value * (cost $355,035,020)	$471,124,350
Repurchase agreements, at value (cost $43,357,846)	43,357,846

Total Investments, at value (total cost $398,392,866)	514,482,196

Cash	9,304,026
Deposits with broker for futures contracts	413,100
Dividends receivable	538,601
Security lending income receivable	110,161
Receivable for investments sold	49,221,054
Receivable for capital shares issued	49,728
Receivable for variation margin on futures contracts	40,345
Prepaid expenses	3,495

Total Assets	574,162,706

Liabilities:
Payable for investments purchased	48,924,695
Payable for capital shares redeemed	352,732
Payable upon return of securities loaned (Note 2)	43,357,846
Accrued expenses and other payables:
Investment advisory fees	76,789
Fund administration fees	14,934
Distribution fees	8,852
Administrative servicing fees	1,832
Accounting and transfer agent fees	771
Custodian fees	2,075
Compliance program costs (Note 3)	449
Professional fees	15,327
Printing fees	11,493
Other	19,859

Total Liabilities	92,787,654

Net Assets	$481,375,052

Represented by:
Capital	$275,247,163
Accumulated undistributed net investment income	4,253,084
Accumulated net realized gains from investments and futures transactions	85,917,165
Net unrealized appreciation/(depreciation) from investments	116,089,330
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(131,690)

Net Assets	$481,375,052

Net Assets:
Class II Shares	$43,986,105
Class Y Shares	437,388,947

Total	$481,375,052

*	Includes value of securities on loan of $90,557,768 (Note 2).

27

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class II Shares	3,040,316
Class Y Shares	30,117,744

Total	33,158,060

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.47
Class Y Shares	$14.52

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$3,724,498
Income from securities lending (Note 2)	678,140
Interest income	10,701
Foreign tax withholding	(1,437)

Total Income	4,411,902

EXPENSES:
Investment advisory fees	506,140
Fund administration fees	96,252
Distribution fees Class II Shares	44,212
Administrative servicing fees Class II Shares	26,127
Professional fees	22,784
Printing fees	8,037
Trustee fees	7,485
Custodian fees	10,186
Accounting and transfer agent fees	4,695
Compliance program costs (Note 3)	1,044
Miscellaneous fee	57,507
Other	2,732

Total expenses before fees waived	787,201

Administrative servicing fees waived – Class II (Note 3)	(12,379)

Net Expenses	774,822

NET INVESTMENT INCOME	3,637,080

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	56,642,325
Net realized gains from futures transactions (Note 2)	1,403,073

Net realized gains from investments and futures transactions	58,045,398

Net change in unrealized appreciation/(depreciation) from investments	(35,252,035)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(133,122)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(35,385,157)

Net realized/unrealized gains from investments and futures transactions	22,660,241

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,297,321

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$3,637,080	$6,390,913
Net realized gains from investments and futures transactions	58,045,398	38,551,921
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(35,385,157)	(17,028,334)

Change in net assets resulting from operations	26,297,321	27,914,500

Distributions to Shareholders From:
Net investment income:
Class II	–	(221,409)
Class Y	–	(5,792,031)
Net realized gains:
Class II	–	(947,674)
Class Y	–	(23,941,832)

Change in net assets from shareholder distributions	–	(30,902,946)

Change in net assets from capital transactions	(99,461,899)	29,590,429

Change in net assets	(73,164,578)	26,601,983

Net Assets:
Beginning of period	554,539,630	527,937,647

End of period	$481,375,052	$554,539,630

Accumulated undistributed net investment income at end of period	$4,253,084	$616,004

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,733,919	$17,361,629
Dividends reinvested	–	1,169,083
Cost of shares redeemed	(1,262,950)	(2,276,023)

Total Class II Shares	15,470,969	16,254,689

Class Y Shares
Proceeds from shares issued	12,772,458	58,678,975
Dividends reinvested	–	29,733,863
Cost of shares redeemed	(127,705,326)	(75,077,098)

Total Class Y Shares	(114,932,868)	13,335,740

Change in net assets from capital transactions	$(99,461,899)	$29,590,429

SHARE TRANSACTIONS:
Class II Shares
Issued	1,177,364	1,267,068
Reinvested	–	86,744
Redeemed	(89,571)	(167,474)

Total Class II Shares	1,087,793	1,186,338

30

Statements of Changes in Net Assets (Continued)

	NVIT Small Cap Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	898,635	4,310,850
Reinvested	–	2,199,958
Redeemed	(8,745,452)	(5,428,427)

Total Class Y Shares	(7,846,817)	1,082,381

Total change in shares	(6,759,024)	2,268,719

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.86	0.08	0.53	0.61	–	–	–	$14.47	4.40%		$43,986,105	0.60%	1.10%	0.67%	13.48%
Year Ended December 31, 2014 (e)	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%
Period Ended December 31, 2013 (e)(f)	$11.20	0.11	2.88	2.99	(0.18)	–	(0.18)	$14.01	26.80%		$10,733,829	0.57%	1.28%	0.64%	14.32%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.89	0.10	0.53	0.63	–	–	–	$14.52	4.54%		$437,388,947	0.27%	1.39%	0.27%	13.48%
Year Ended December 31, 2014 (e)	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%
Year Ended December 31, 2013 (e)	$10.25	0.17	3.79	3.96	(0.19)	–	(0.19)	$14.02	38.75%		$517,203,818	0.26%	1.36%	0.26%	14.32%
Year Ended December 31, 2012 (e)	$8.95	0.19	1.28	1.47	(0.17)	–	(0.17)	$10.25	16.46%		$432,970,994	0.26%	1.93%	0.26%	15.42%
Year Ended December 31, 2011 (e)	$9.43	0.11	(0.50)	(0.39)	(0.09)	–	(0.09)	$8.95	(4.15%	)	$399,080,567	0.25%	1.16%	0.27%	29.80%
Year Ended December 31, 2010 (e)	$7.54	0.10	1.90	2.00	(0.11)	–	(0.11)	$9.43	26.65%		$355,539,134	0.27%	1.24%	0.28%	19.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

32

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

33

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

34

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$7,498,164	$—	$—	$7,498,164
Air Freight & Logistics	2,682,053	—	—	2,682,053
Airlines	1,365,457	—	—	1,365,457
Auto Components	5,152,083	—	—	5,152,083
Automobiles	159,162	—	—	159,162
Banks	40,344,688	—	—	40,344,688
Beverages	858,028	—	—	858,028
Biotechnology	31,936,017	—	—	31,936,017
Building Products	4,124,543	—	—	4,124,543
Capital Markets	7,284,686	—	—	7,284,686
Chemicals	9,363,258	—	—	9,363,258
Commercial Services & Supplies	9,908,392	—	—	9,908,392
Communications Equipment	6,397,670	—	—	6,397,670
Construction & Engineering	3,396,226	—	—	3,396,226
Construction Materials	669,496	—	—	669,496
Consumer Finance	2,427,023	—	—	2,427,023
Containers & Packaging	1,409,156	—	—	1,409,156
Distributors	1,229,985	—	—	1,229,985
Diversified Consumer Services	5,445,139	—	—	5,445,139
Diversified Financial Services	1,873,458	—	—	1,873,458
Diversified Telecommunication Services	3,335,035	—	—	3,335,035
Electric Utilities	5,200,483	—	—	5,200,483
Electrical Equipment	4,279,973	—	—	4,279,973
Electronic Equipment, Instruments & Components	11,855,295	—	—	11,855,295
Energy Equipment & Services	6,078,430	—	—	6,078,430
Food & Staples Retailing	4,642,432	—	—	4,642,432
Food Products	6,931,688	—	—	6,931,688
Gas Utilities	4,616,183	—	—	4,616,183
Health Care Equipment & Supplies	16,327,216	—	—	16,327,216
Health Care Providers & Services	12,753,743	—	—	12,753,743
Health Care Technology	2,706,155	—	—	2,706,155
Hotels, Restaurants & Leisure	15,709,562	—	—	15,709,562
Household Durables	6,194,366	—	—	6,194,366
Household Products	783,853	—	—	783,853
Independent Power and Renewable Electricity Producers	2,915,975	—	—	2,915,975
Industrial Conglomerates	193,806	—	—	193,806
Information Technology Services	10,674,001	—	—	10,674,001
Insurance	11,061,244	—	—	11,061,244
Internet & Catalog Retail	3,528,872	—	—	3,528,872
Internet Software & Services	12,211,082	—	—	12,211,082
IT Services	71,829	—	—	71,829
Leisure Products	1,430,732	—	—	1,430,732
Life Sciences Tools & Services	2,715,987	21,338	—	2,737,325
Machinery	13,049,727	—	—	13,049,727
Marine	747,030	—	—	747,030
Media	7,619,664	—	—	7,619,664
Metals & Mining	5,019,215	—	—	5,019,215
Multiline Retail	1,872,122	—	—	1,872,122

35

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Multi-Utilities	$1,538,645	$—	$—	$1,538,645
Oil, Gas & Consumable Fuels	11,800,503	—	—	11,800,503
Paper & Forest Products	2,816,137	—	—	2,816,137
Personal Products	832,387	—	—	832,387
Pharmaceuticals	9,094,554	—	—	9,094,554
Professional Services	6,667,794	—	—	6,667,794
Real Estate Investment Trusts (REITs)	39,901,857	—	—	39,901,857
Real Estate Management & Development	1,996,802	—	—	1,996,802
Road & Rail	3,345,488	—	—	3,345,488
Semiconductors & Semiconductor Equipment	15,056,910	—	—	15,056,910
Software	20,895,381	—	—	20,895,381
Specialty Retail	15,397,667	—	—	15,397,667
Technology Hardware, Storage & Peripherals	3,355,253	—	—	3,355,253
Textiles, Apparel & Luxury Goods	4,973,062	—	—	4,973,062
Thrifts & Mortgage Finance	9,369,659	—	—	9,369,659
Tobacco	800,349	—	—	800,349
Trading Companies & Distributors	3,210,547	—	—	3,210,547
Transportation Infrastructure	230,856	—	—	230,856
Water Utilities	1,087,475	—	—	1,087,475
Wireless Telecommunication Services	639,969	—	—	639,969
Total Common Stocks	$471,061,679	$21,338	$—	$471,083,017
Repurchase Agreements	—	43,357,846	—	43,357,846
Right	—	—	41,333	41,333
Warrant	—	—	—	—
Total Assets	$471,061,679	$43,379,184	$41,333	$514,482,196

Liabilities:
Futures Contracts	(131,690)	—	—	(131,690)
Total Liabilities	$(131,690)	$—	$—	$(131,690)
Total	$470,929,989	$43,379,184	$41,333	$514,350,506

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Right	Total
Balance as of 12/31/14	$—	$41,333	$41,333
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 06/30/15	$—	$41,333	$41,333

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

36

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the

37

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(131,690)
Total		$(131,690)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,403,073
Total	$1,403,073

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(133,122)
Total	$(133,122)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income

38

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $43,357,846, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

39

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $375,142,708, collateralized by U.S. Government Agency and Treasury Securities, ranging 0.38% – 8.50%, maturing 08/31/15 – 01/20/42; total market value $382,500,042.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$15,000,000	$—	$15,000,000	$(15,000,000)	$—
Citigroup Global Markets, Inc.	18,000,000	—	18,000,000	(18,000,000)	—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Societe Generale	9,357,846	—	9,357,846	(9,357,846)	—
Total	$43,357,846	$—	$43,357,846	$(43,357,846)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to

40

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

41

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the

42

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $96,252 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,044.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2016.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $26,127. During the six months ended June 30, 2015, the waiver of such administrative services fees by NFS amounted to $12,379.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the

43

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $69,112,403 and sales of $160,800,123 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $0 of brokerage commissions.

44

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$406,224,460	$134,783,013	$(26,525,277)	$108,257,736

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

45

Supplemental Information

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

NVIT Mid Cap Index Fund

NVIT Small Cap Index Fund

NVIT International Index Fund

NVIT Bond Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information

46

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top two quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

47

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—    —    —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

48

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

49

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

50

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

51

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

52

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

53

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

54

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

55

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

56

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

57

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

58

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

59

Semiannual Report

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

SAR-SPX 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation†

Common Stocks	97.2%
Repurchase Agreements	0.4%
Other assets in excess of liabilities	2.4%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	6.5%
Pharmaceuticals	6.5%
Banks	6.2%
Technology Hardware, Storage & Peripherals	4.8%
Software	3.7%
Media	3.7%
Information Technology Services	3.4%
Internet Software & Services	3.4%
Biotechnology	3.2%
Health Care Providers & Services	2.9%
Other Industries*	55.7%
100.0%

Top Holdings††

Apple, Inc.	4.0%
Microsoft Corp.	2.0%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.5%
General Electric Co.	1.5%
Wells Fargo & Co.	1.4%
JPMorgan Chase & Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.4%
Procter & Gamble Co. (The)	1.2%
Pfizer, Inc.	1.1%
Other Holdings*	82.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,011.20	1.20	0.24
	Hypothetical	(a)(b)	1,000.00	1,023.60	1.20	0.24
Class II Shares	Actual	(a)	1,000.00	1,009.80	2.44	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.36	2.46	0.49
Class IV Shares	Actual	(a)	1,000.00	1,011.20	1.30	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.51	1.30	0.26
Class Y Shares	Actual	(a)	1,000.00	1,011.90	0.85	0.17
	Hypothetical	(a)(b)	1,000.00	1,023.95	0.85	0.17

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 2.5%
Boeing Co. (The)	103,388	$14,341,983
General Dynamics Corp.	50,190	7,111,421
Honeywell International, Inc.	125,402	12,787,242
L-3 Communications Holdings, Inc.	13,228	1,499,791
Lockheed Martin Corp.	42,996	7,992,956
Northrop Grumman Corp. (a)	31,143	4,940,214
Precision Castparts Corp.	22,210	4,439,113
Raytheon Co.	49,036	4,691,765
Rockwell Collins, Inc. (a)	21,303	1,967,332
Textron, Inc.	44,118	1,968,986
United Technologies Corp.	133,092	14,763,896

		76,504,699

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc. (a)	23,454	1,463,295
Expeditors International of Washington, Inc.	31,096	1,433,681
FedEx Corp. (a)	42,366	7,219,167
United Parcel Service, Inc., Class B (a)	111,389	10,794,708

		20,910,851

Airlines 0.5%
American Airlines Group, Inc. (a)	111,337	4,446,243
Delta Air Lines, Inc.	132,117	5,427,367
Southwest Airlines Co.	107,403	3,553,965

		13,427,575

Auto Components 0.4%
BorgWarner, Inc. (a)	36,404	2,069,203
Delphi Automotive PLC	46,527	3,958,983
Goodyear Tire & Rubber Co. (The)	43,879	1,322,952
Johnson Controls, Inc.	105,353	5,218,134

		12,569,272

Automobiles 0.6%
Ford Motor Co.	638,852	9,589,168
General Motors Co.	216,693	7,222,378
Harley-Davidson, Inc. (a)	33,594	1,893,022

		18,704,568

Banks 6.0%
Bank of America Corp.	1,685,814	28,692,554
BB&T Corp.	117,445	4,734,208
Citigroup, Inc.	487,580	26,933,919
Comerica, Inc. (a)	28,820	1,479,042
Fifth Third Bancorp	130,593	2,718,946
Huntington Bancshares, Inc.	130,212	1,472,698
JPMorgan Chase & Co.	596,390	40,411,386
KeyCorp (a)	136,331	2,047,692
M&T Bank Corp. (a)	21,281	2,658,635
PNC Financial Services Group, Inc. (The)	83,458	7,982,758
Regions Financial Corp.	215,243	2,229,918
SunTrust Banks, Inc. (a)	82,997	3,570,531
U.S. Bancorp (a)	285,494	12,390,440
Wells Fargo & Co.	753,266	42,363,680

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Zions Bancorporation (a)	32,319	$1,025,643

		180,712,050

Beverages 2.0%
Brown-Forman Corp., Class B (a)	25,003	2,504,801
Coca-Cola Co. (The)	629,851	24,709,055
Coca-Cola Enterprises, Inc.	34,779	1,510,800
Constellation Brands, Inc., Class A	27,240	3,160,385
Dr Pepper Snapple Group, Inc. (a)	31,099	2,267,117
Molson Coors Brewing Co., Class B	25,582	1,785,879
Monster Beverage Corp. * (a)	23,509	3,150,676
PepsiCo, Inc.	237,136	22,134,274

		61,222,987

Biotechnology 3.1%
Alexion Pharmaceuticals, Inc. *	35,978	6,503,743
Amgen, Inc. (a)	122,169	18,755,385
Biogen, Inc. *	37,794	15,266,508
Celgene Corp. *	127,470	14,752,740
Gilead Sciences, Inc.	236,188	27,652,891
Regeneron Pharmaceuticals, Inc. *	12,115	6,180,225
Vertex Pharmaceuticals, Inc. *	39,166	4,836,218

		93,947,710

Building Products 0.1%
Allegion PLC (a)	15,313	920,924
Masco Corp.	56,810	1,363,089

		2,284,013

Capital Markets 2.3%
Affiliated Managers Group, Inc. *	8,751	1,912,969
Ameriprise Financial, Inc.	29,253	3,654,577
Bank of New York Mellon Corp. (The)	180,323	7,568,156
BlackRock, Inc.	20,334	7,035,157
Charles Schwab Corp. (The)	185,818	6,066,958
E*TRADE Financial Corp. *	46,015	1,378,149
Franklin Resources, Inc.	62,784	3,078,300
Goldman Sachs Group, Inc. (The)	64,562	13,479,900
Invesco Ltd.	68,959	2,585,273
Legg Mason, Inc.	16,231	836,384
Morgan Stanley	246,989	9,580,703
Northern Trust Corp. (a)	35,526	2,716,318
State Street Corp. (a)	66,082	5,088,314
T. Rowe Price Group, Inc. (a)	42,226	3,282,227

		68,263,385

Chemicals 2.3%
Air Products & Chemicals, Inc.	30,910	4,229,415
Airgas, Inc.	10,828	1,145,386
CF Industries Holdings, Inc.	38,395	2,468,031
Dow Chemical Co. (The)	174,425	8,925,327
E.I. du Pont de Nemours & Co.	145,137	8,958,486
Eastman Chemical Co. (a)	23,768	1,944,698
Ecolab, Inc.	43,267	4,892,200
FMC Corp.	21,223	1,115,269

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
International Flavors & Fragrances, Inc. (a)	12,935	$1,413,666
LyondellBasell Industries NV, Class A	63,133	6,535,528
Monsanto Co.	76,543	8,158,718
Mosaic Co. (The)	49,843	2,335,144
PPG Industries, Inc.	43,612	5,003,169
Praxair, Inc. (a)	46,288	5,533,730
Sherwin-Williams Co. (The)	12,729	3,500,730
Sigma-Aldrich Corp.	19,077	2,658,380

		68,817,877

Commercial Services & Supplies 0.4%
ADT Corp. (The) (a)	27,712	930,292
Cintas Corp. (a)	15,259	1,290,759
Pitney Bowes, Inc.	32,324	672,662
Republic Services, Inc.	40,250	1,576,592
Stericycle, Inc. * (a)	13,635	1,825,863
Tyco International PLC	67,047	2,579,969
Waste Management, Inc. (a)	68,231	3,162,507

		12,038,644

Communications Equipment 1.5%
Cisco Systems, Inc.	817,016	22,435,259
F5 Networks, Inc. * (a)	11,563	1,391,607
Harris Corp.	19,803	1,523,049
Juniper Networks, Inc.	56,478	1,466,734
Motorola Solutions, Inc.	29,824	1,710,108
QUALCOMM, Inc.	261,978	16,407,682

		44,934,439

Construction & Engineering 0.1%
Fluor Corp.	23,688	1,255,701
Jacobs Engineering Group, Inc. * (a)	20,832	846,196
Quanta Services, Inc. *	33,893	976,796

		3,078,693

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,953	1,408,449
Vulcan Materials Co.	21,106	1,771,427

		3,179,876

Consumer Finance 0.8%
American Express Co. (a)	140,486	10,918,572
Capital One Financial Corp. (a)	87,842	7,727,461
Discover Financial Services	71,122	4,098,049
Navient Corp. (a)	62,520	1,138,489

		23,882,571

Containers & Packaging 0.2%
Avery Dennison Corp.	14,603	889,907
Ball Corp.	22,049	1,546,737
MeadWestvaco Corp.	53,676	2,532,970
Owens-Illinois, Inc. *	26,273	602,703

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging (continued)
Sealed Air Corp.	33,792	$1,736,233

		7,308,550

Distributors 0.1%
Genuine Parts Co.	24,546	2,197,603

Diversified Consumer Services 0.0%†
H&R Block, Inc.	43,843	1,299,945

Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B *	293,182	39,905,002
CME Group, Inc.	50,720	4,720,003
Intercontinental Exchange, Inc.	17,953	4,014,471
Leucadia National Corp. (a)	50,513	1,226,456
McGraw Hill Financial, Inc.	43,794	4,399,107
Moody’s Corp. (a)	28,499	3,076,752
NASDAQ OMX Group, Inc. (The) (a)	18,825	918,848

		58,260,639

Diversified Telecommunication Services 2.2%
AT&T, Inc.	834,614	29,645,489
CenturyLink, Inc.	91,418	2,685,861
Frontier Communications Corp. (a)	185,316	917,314
Level 3 Communications, Inc. *	47,294	2,490,975
Verizon Communications, Inc.	655,497	30,552,715

		66,292,354

Electric Utilities 1.6%
American Electric Power Co., Inc.	78,370	4,151,259
Duke Energy Corp.	111,189	7,852,167
Edison International	52,190	2,900,720
Entergy Corp.	28,909	2,038,085
Eversource Energy	50,745	2,304,330
Exelon Corp. (a)	137,676	4,325,780
FirstEnergy Corp. (a)	67,402	2,193,935
NextEra Energy, Inc.	71,396	6,998,950
Pepco Holdings, Inc.	40,569	1,092,929
Pinnacle West Capital Corp.	17,597	1,001,093
PPL Corp.	106,534	3,139,557
Southern Co. (The)	145,732	6,106,171
Xcel Energy, Inc.	81,001	2,606,612

		46,711,588

Electrical Equipment 0.5%
AMETEK, Inc.	38,639	2,116,645
Eaton Corp. PLC	75,053	5,065,327
Emerson Electric Co.	107,419	5,954,235
Rockwell Automation, Inc. (a)	21,755	2,711,543

		15,847,750

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	49,584	2,874,385
Corning, Inc. (a)	202,318	3,991,734
FLIR Systems, Inc.	22,589	696,193

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
TE Connectivity Ltd.	65,227	$4,194,096

		11,756,408

Energy Equipment & Services 1.3%
Baker Hughes, Inc.	69,590	4,293,703
Cameron International Corp. * (a)	30,761	1,610,954
Diamond Offshore Drilling, Inc. (a)	10,843	279,858
Ensco PLC, Class A	37,248	829,513
FMC Technologies, Inc. *	37,431	1,553,012
Halliburton Co.	136,747	5,889,693
Helmerich & Payne, Inc. (a)	17,249	1,214,675
National Oilwell Varco, Inc. (a)	62,325	3,009,051
Noble Corp. PLC (a)	40,524	623,664
Schlumberger Ltd.	204,014	17,583,967
Transocean Ltd. (a)	54,260	874,671

		37,762,761

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	70,489	9,520,245
CVS Health Corp.	181,324	19,017,261
Kroger Co. (The)	78,667	5,704,144
Sysco Corp.	94,821	3,423,038
Walgreens Boots Alliance, Inc.	140,299	11,846,848
Wal-Mart Stores, Inc.	253,640	17,990,685
Whole Foods Market, Inc.	57,853	2,281,722

		69,783,943

Food Products 1.6%
Archer-Daniels-Midland Co.	99,750	4,809,945
Campbell Soup Co. (a)	28,518	1,358,883
ConAgra Foods, Inc.	68,048	2,975,059
General Mills, Inc.	95,774	5,336,527
Hershey Co. (The) (a)	23,781	2,112,466
Hormel Foods Corp.	21,415	1,207,163
J.M. Smucker Co. (The) (a)	15,585	1,689,570
Kellogg Co.	40,388	2,532,328
Keurig Green Mountain, Inc.	18,557	1,422,023
Kraft Foods Group, Inc.	95,192	8,104,647
McCormick & Co., Inc., Non-Voting Shares (a)	20,689	1,674,774
Mead Johnson Nutrition Co.	32,379	2,921,233
Mondelez International, Inc., Class A	261,379	10,753,132
Tyson Foods, Inc., Class A (a)	47,060	2,006,168

		48,903,918

Gas Utilities 0.0%†
AGL Resources, Inc. (a)	19,042	886,596

Health Care Equipment & Supplies 2.1%
Abbott Laboratories (a)	239,221	11,740,967
Baxter International, Inc. (a)	87,508	6,119,434
Becton, Dickinson and Co. (a)	33,432	4,735,643
Boston Scientific Corp. *	215,439	3,813,270
C.R. Bard, Inc.	11,997	2,047,888

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
DENTSPLY International, Inc.	22,596	$1,164,824
Edwards Lifesciences Corp. *	17,254	2,457,487
Intuitive Surgical, Inc. *	5,923	2,869,694
Medtronic PLC	229,006	16,969,345
St. Jude Medical, Inc.	45,085	3,294,361
Stryker Corp. (a)	47,876	4,575,509
Varian Medical Systems, Inc. * (a)	16,022	1,351,135
Zimmer Biomet Holdings, Inc.	27,128	2,963,191

		64,102,748

Health Care Providers & Services 2.9%
Aetna, Inc.	56,339	7,180,969
AmerisourceBergen Corp.	33,423	3,554,202
Anthem, Inc.	42,500	6,975,950
Cardinal Health, Inc.	53,025	4,435,541
Cigna Corp. (a)	41,424	6,710,688
DaVita HealthCare Partners, Inc. *	27,589	2,192,498
Express Scripts Holding Co. *	117,202	10,423,946
HCA Holdings, Inc. * (a)	46,607	4,228,187
Henry Schein, Inc. * (a)	13,462	1,913,219
Humana, Inc. (a)	23,980	4,586,894
Laboratory Corp. of America Holdings *	16,089	1,950,309
McKesson Corp.	37,301	8,385,638
Patterson Cos., Inc.	13,752	669,035
Quest Diagnostics, Inc.	23,255	1,686,453
Tenet Healthcare Corp. *	15,606	903,275
UnitedHealth Group, Inc.	152,861	18,649,042
Universal Health Services, Inc., Class B	14,540	2,066,134

		86,511,980

Health Care Technology 0.1%
Cerner Corp. * (a)	48,892	3,376,482

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	72,148	3,563,390
Chipotle Mexican Grill, Inc. * (a)	4,968	3,005,590
Darden Restaurants, Inc.	19,882	1,413,212
Marriott International, Inc., Class A	33,244	2,473,021
McDonald’s Corp.	154,051	14,645,628
Royal Caribbean Cruises Ltd.	26,401	2,077,495
Starbucks Corp.	241,254	12,934,833
Starwood Hotels & Resorts Worldwide, Inc.	27,519	2,231,516
Wyndham Worldwide Corp.	19,323	1,582,747
Wynn Resorts Ltd. (a)	12,922	1,275,014
Yum! Brands, Inc.	69,421	6,253,444

		51,455,890

Household Durables 0.4%
D.R. Horton, Inc.	52,861	1,446,277
Garmin Ltd.	19,340	849,606
Harman International Industries, Inc.	11,435	1,360,079
Leggett & Platt, Inc. (a)	22,151	1,078,311
Lennar Corp., Class A (a)	28,711	1,465,410
Mohawk Industries, Inc. * (a)	9,970	1,903,273

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Newell Rubbermaid, Inc.	43,638	$1,793,958
PulteGroup, Inc. (a)	53,168	1,071,335
Topbuild Corp. *	631	18,305
Whirlpool Corp.	12,507	2,164,336

		13,150,890

Household Products 1.7%
Clorox Co. (The) (a)	20,983	2,182,651
Colgate-Palmolive Co. (a)	136,666	8,939,323
Kimberly-Clark Corp.	58,578	6,207,511
Procter & Gamble Co. (The)	436,017	34,113,970

		51,443,455

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	109,673	1,454,264
NRG Energy, Inc. (a)	54,404	1,244,763
Talen Energy Corp. *	1	13

		2,699,040

Industrial Conglomerates 2.3%
3M Co.	101,932	15,728,108
Danaher Corp.	98,999	8,473,324
General Electric Co.	1,619,453	43,028,866
Roper Technologies, Inc.	16,043	2,766,776

		69,997,074

Information Technology Services 3.3%
Accenture PLC, Class A	100,605	9,736,552
Alliance Data Systems Corp. *	10,067	2,938,960
Automatic Data Processing, Inc.	75,488	6,056,402
Cognizant Technology Solutions Corp., Class A *	98,114	5,993,784
Computer Sciences Corp.	22,513	1,477,753
Fidelity National Information Services, Inc.	45,716	2,825,249
Fiserv, Inc. * (a)	38,258	3,168,910
International Business Machines Corp.	147,133	23,932,654
MasterCard, Inc., Class A	155,833	14,567,269
Paychex, Inc. (a)	52,407	2,456,840
Teradata Corp. *	23,265	860,805
Total System Services, Inc.	26,703	1,115,384
Visa, Inc., Class A	310,580	20,855,447
Western Union Co. (The) (a)	83,548	1,698,531
Xerox Corp.	167,559	1,782,828

		99,467,368

Insurance 2.7%
ACE Ltd.	52,467	5,334,845
Aflac, Inc. (a)	69,715	4,336,273
Allstate Corp. (The)	65,729	4,263,840
American International Group, Inc.	214,323	13,249,448
Aon PLC (a)	45,272	4,512,713
Assurant, Inc. (a)	11,293	756,631
Chubb Corp. (The)	37,002	3,520,370

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Cincinnati Financial Corp. (a)	23,474	$1,177,925
Genworth Financial, Inc., Class A * (a)	79,147	599,143
Hartford Financial Services Group, Inc. (The)	67,471	2,804,769
Lincoln National Corp.	41,095	2,433,646
Loews Corp.	47,960	1,846,940
Marsh & McLennan Cos., Inc.	86,751	4,918,782
MetLife, Inc.	179,107	10,028,201
Principal Financial Group, Inc. (a)	43,870	2,250,092
Progressive Corp. (The) (a)	85,783	2,387,341
Prudential Financial, Inc.	72,768	6,368,655
Torchmark Corp. (a)	20,522	1,194,791
Travelers Cos., Inc. (The)	51,210	4,949,959
Unum Group	40,150	1,435,362
XL Group PLC	49,267	1,832,732

		80,202,458

Internet & Catalog Retail 1.5%
Amazon.com, Inc. *	61,352	26,632,290
Expedia, Inc.	15,811	1,728,933
Netflix, Inc. *	9,742	6,399,909
Priceline Group, Inc. (The) *	8,325	9,585,155
TripAdvisor, Inc. * (a)	17,750	1,546,735

		45,893,022

Internet Software & Services 3.3%
Akamai Technologies, Inc. *	28,604	1,997,131
eBay, Inc. *	177,664	10,702,479
Equinix, Inc.	9,032	2,294,128
Facebook, Inc., Class A *	338,459	29,027,936
Google, Inc., Class A *	45,989	24,835,900
Google, Inc., Class C *	46,112	24,001,757
VeriSign, Inc. * (a)	16,861	1,040,661
Yahoo!, Inc. *	139,541	5,482,566

		99,382,558

Leisure Products 0.1%
Hasbro, Inc. (a)	18,022	1,347,865
Mattel, Inc. (a)	54,337	1,395,918

		2,743,783

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	53,544	2,065,728
PerkinElmer, Inc. (a)	17,997	947,362
Thermo Fisher Scientific, Inc.	63,958	8,299,190
Waters Corp. *	13,382	1,717,981

		13,030,261

Machinery 1.5%
Caterpillar, Inc. (a)	97,181	8,242,892
Cummins, Inc.	26,995	3,541,474
Deere & Co. (a)	53,655	5,207,218
Dover Corp. (a)	26,133	1,834,014
Flowserve Corp. (a)	21,803	1,148,146

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Illinois Tool Works, Inc.	54,353	$4,989,062
Ingersoll-Rand PLC (a)	42,206	2,845,529
Joy Global, Inc.	15,647	566,421
PACCAR, Inc. (a)	56,764	3,622,111
Pall Corp.	17,022	2,118,388
Parker-Hannifin Corp. (a)	22,289	2,592,879
Pentair PLC (a)	29,242	2,010,387
Snap-on, Inc. (a)	9,262	1,474,974
Stanley Black & Decker, Inc.	24,700	2,599,428
Xylem, Inc.	29,115	1,079,293

		43,872,216

Media 3.6%
Cablevision Systems Corp., Class A (a)	35,345	846,159
CBS Corp. Non-Voting Shares, Class B	72,756	4,037,958
Comcast Corp., Class A	403,926	24,292,110
DIRECTV *	80,793	7,496,783
Discovery Communications, Inc., Class A * (a)	23,581	784,304
Discovery Communications, Inc., Class C *	41,977	1,304,645
Gannett Co., Inc. *	1	7
Interpublic Group of Cos., Inc. (The)	67,161	1,294,193
News Corp., Class A *	80,391	1,172,905
Omnicom Group, Inc. (a)	39,264	2,728,455
Scripps Networks Interactive, Inc., Class A (a)	15,616	1,020,818
TEGNA, Inc. (a)	36,375	1,166,546
Time Warner Cable, Inc.	45,449	8,097,648
Time Warner, Inc.	132,586	11,589,342
Twenty-First Century Fox, Inc., Class A	284,348	9,254,106
Viacom, Inc., Class B	57,410	3,710,982
Walt Disney Co. (The) (a)	250,848	28,631,791

		107,428,752

Metals & Mining 0.3%
Alcoa, Inc. (a)	195,545	2,180,327
Allegheny Technologies, Inc. (a)	17,328	523,305
Freeport-McMoRan, Inc. (a)	166,450	3,099,299
Newmont Mining Corp.	84,987	1,985,296
Nucor Corp. (a)	51,124	2,253,035

		10,041,262

Multiline Retail 0.8%
Dollar General Corp.	47,750	3,712,085
Dollar Tree, Inc. *	32,996	2,606,354
Family Dollar Stores, Inc.	15,446	1,217,299
Kohl’s Corp. (a)	31,797	1,990,810
Macy’s, Inc.	54,062	3,647,563
Nordstrom, Inc. (a)	22,515	1,677,368
Target Corp.	102,613	8,376,299

		23,227,778

Multi-Utilities 1.1%
Ameren Corp.	39,023	1,470,387
CenterPoint Energy, Inc.	68,500	1,303,555
CMS Energy Corp.	44,275	1,409,716

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities (continued)
Consolidated Edison, Inc. (a)	46,915	$2,715,440
Dominion Resources, Inc. (a)	95,375	6,377,726
DTE Energy Co.	28,816	2,150,826
NiSource, Inc.	50,638	2,308,587
PG&E Corp.	77,152	3,788,163
Public Service Enterprise Group, Inc.	81,060	3,184,037
SCANA Corp.	22,901	1,159,936
Sempra Energy	37,394	3,699,762
TECO Energy, Inc. (a)	37,968	670,515
WEC Energy Group, Inc. (a)	50,617	2,276,257

		32,514,907

Oil, Gas & Consumable Fuels 6.4%
Anadarko Petroleum Corp.	81,605	6,370,086
Apache Corp. (a)	60,319	3,476,184
Cabot Oil & Gas Corp. (a)	66,010	2,081,955
Chesapeake Energy Corp. (a)	82,765	924,485
Chevron Corp.	302,361	29,168,766
Cimarex Energy Co. (a)	15,053	1,660,496
ConocoPhillips (a)	198,136	12,167,532
CONSOL Energy, Inc. (a)	36,683	797,488
Devon Energy Corp.	61,858	3,679,932
EOG Resources, Inc.	88,212	7,722,961
EQT Corp. (a)	24,340	1,979,816
Exxon Mobil Corp.	671,728	55,887,770
Hess Corp.	38,942	2,604,441
Kinder Morgan, Inc.	278,849	10,705,013
Marathon Oil Corp.	108,105	2,869,107
Marathon Petroleum Corp.	87,534	4,578,904
Murphy Oil Corp. (a)	26,603	1,105,887
Newfield Exploration Co. * (a)	25,622	925,467
Noble Energy, Inc. (a)	61,888	2,641,380
Occidental Petroleum Corp.	123,506	9,605,062
ONEOK, Inc. (a)	33,490	1,322,185
Phillips 66	87,113	7,017,823
Pioneer Natural Resources Co. (a)	23,851	3,307,895
Range Resources Corp. (a)	27,145	1,340,420
Southwestern Energy Co. * (a)	61,417	1,396,008
Spectra Energy Corp. (a)	107,484	3,503,978
Tesoro Corp.	20,230	1,707,614
Valero Energy Corp.	81,726	5,116,048
Williams Cos., Inc. (The)	107,761	6,184,404

		191,849,107

Paper & Forest Products 0.1%
International Paper Co.	67,771	3,225,222

Personal Products 0.1%
Estee Lauder Cos., Inc. (The), Class A	35,855	3,107,194

Pharmaceuticals 6.3%
AbbVie, Inc. (a)(b)	276,426	18,573,063
Allergan PLC *	63,097	19,147,416
Bristol-Myers Squibb Co.	268,010	17,833,385

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Eli Lilly & Co. (a)	156,961	$13,104,674
Endo International PLC *	32,294	2,572,217
Hospira, Inc. *	27,767	2,463,210
Johnson & Johnson	445,665	43,434,511
Mallinckrodt PLC *	18,625	2,192,535
Merck & Co., Inc.	453,939	25,842,747
Mylan NV *	66,172	4,490,432
Perrigo Co. PLC	23,514	4,346,093
Pfizer, Inc.	989,590	33,180,953
Zoetis, Inc.	80,304	3,872,259

		191,053,495

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	5,790	706,380
Equifax, Inc.	19,408	1,884,323
Nielsen NV	59,495	2,663,591
Robert Half International, Inc.	21,912	1,216,116

		6,470,410

Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	67,679	6,313,774
Apartment Investment & Management Co., Class A	24,928	920,591
AvalonBay Communities, Inc.	21,146	3,380,611
Boston Properties, Inc.	24,524	2,968,385
Crown Castle International Corp.	54,237	4,355,231
Equity Residential	58,251	4,087,473
Essex Property Trust, Inc.	10,419	2,214,038
General Growth Properties, Inc.	100,567	2,580,549
HCP, Inc.	73,566	2,682,952
Health Care REIT, Inc.	56,407	3,701,991
Host Hotels & Resorts, Inc.	121,307	2,405,518
Iron Mountain, Inc.	29,862	925,722
Kimco Realty Corp.	66,077	1,489,376
Macerich Co. (The)	22,610	1,686,706
Plum Creek Timber Co., Inc.	28,230	1,145,291
Prologis, Inc.	84,242	3,125,378
Public Storage	23,242	4,285,128
Realty Income Corp.	37,372	1,658,943
Simon Property Group, Inc.	50,016	8,653,768
SL Green Realty Corp.	15,772	1,733,185
Ventas, Inc.	51,261	3,182,795
Vornado Realty Trust	27,967	2,654,907
Weyerhaeuser Co.	83,208	2,621,052

		68,773,364

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A *	44,930	1,662,410

Road & Rail 0.9%
CSX Corp.	159,308	5,201,406
J.B. Hunt Transport Services, Inc.	14,785	1,213,701
Kansas City Southern	17,720	1,616,064

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Norfolk Southern Corp.	49,273	$4,304,489
Ryder System, Inc.	8,458	738,976
Union Pacific Corp.	140,727	13,421,134

		26,495,770

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	48,839	2,500,557
Analog Devices, Inc.	50,396	3,234,667
Applied Materials, Inc.	196,745	3,781,439
Avago Technologies Ltd.	41,090	5,462,094
Broadcom Corp., Class A	87,263	4,493,172
First Solar, Inc. *	11,976	562,632
Intel Corp.	762,396	23,188,274
KLA-Tencor Corp.	25,703	1,444,766
Lam Research Corp.	25,471	2,072,066
Linear Technology Corp. (a)	38,347	1,696,088
Microchip Technology, Inc. (a)	32,288	1,531,258
Micron Technology, Inc. *	172,505	3,249,994
NVIDIA Corp. (a)	82,826	1,665,631
Qorvo, Inc. * (a)	23,801	1,910,506
Skyworks Solutions, Inc. (a)	30,528	3,177,965
Texas Instruments, Inc.	167,138	8,609,278
Xilinx, Inc.	41,572	1,835,820

		70,416,207

Software 3.6%
Adobe Systems, Inc. * (a)	76,216	6,174,258
Autodesk, Inc. *	36,481	1,826,786
CA, Inc. (a)	51,072	1,495,899
Citrix Systems, Inc. *	25,794	1,809,707
Electronic Arts, Inc. *	49,823	3,313,229
Intuit, Inc.	44,354	4,469,553
Microsoft Corp.	1,299,596	57,377,163
Oracle Corp.	512,316	20,646,335
Red Hat, Inc. *	29,398	2,232,190
Salesforce.com, Inc. *	97,966	6,821,373
Symantec Corp.	109,374	2,542,946

		108,709,439

Specialty Retail 2.3%
AutoNation, Inc. *	11,970	753,871
AutoZone, Inc. *	5,134	3,423,865
Bed Bath & Beyond, Inc. *	27,529	1,898,950
Best Buy Co., Inc.	46,668	1,521,843
CarMax, Inc. *	33,661	2,228,695
GameStop Corp., Class A (a)	17,397	747,375
Gap, Inc. (The) (a)	42,760	1,632,149
Home Depot, Inc. (The)	208,766	23,200,165
L Brands, Inc.	39,382	3,376,219
Lowe’s Cos., Inc.	149,877	10,037,263
O’Reilly Automotive, Inc. * (a)	16,254	3,673,079
Ross Stores, Inc.	66,352	3,225,371
Staples, Inc.	102,671	1,571,893
Tiffany & Co.	18,076	1,659,377

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
TJX Cos., Inc. (The)	109,425	$7,240,652
Tractor Supply Co. (a)	21,746	1,955,835
Urban Outfitters, Inc. * (a)	15,812	553,420

		68,700,022

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	925,498	116,080,587
EMC Corp. (a)	312,114	8,236,688
Hewlett-Packard Co.	290,294	8,711,723
NetApp, Inc. (a)	49,943	1,576,201
SanDisk Corp.	33,411	1,945,188
Seagate Technology PLC (a)	51,003	2,422,643
Western Digital Corp.	34,914	2,737,956

		141,710,986

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc. (a)	44,199	1,529,728
Fossil Group, Inc. * (a)	7,206	499,808
Hanesbrands, Inc.	64,103	2,135,912
Michael Kors Holdings Ltd. * (a)	32,178	1,354,372
NIKE, Inc., Class B	112,116	12,110,770
PVH Corp.	13,256	1,527,091
Ralph Lauren Corp. (a)	9,671	1,280,054
Under Armour, Inc., Class A * (a)	26,739	2,231,102
VF Corp. (a)	54,874	3,826,913

		26,495,750

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	76,540	756,215
People’s United Financial, Inc. (a)	49,456	801,682

		1,557,897

Tobacco 1.3%
Altria Group, Inc.	315,648	15,438,344
Philip Morris International, Inc.	249,024	19,964,254
Reynolds American, Inc. (a)	66,792	4,986,705

		40,389,303

Trading Companies & Distributors 0.2%
Fastenal Co. (a)	43,848	1,849,509
United Rentals, Inc. *	15,471	1,355,569
W.W. Grainger, Inc. (a)	9,573	2,265,450

		5,470,528

Total Common Stocks (cost $1,831,739,023)		2,928,120,293

Repurchase Agreements 0.4%

	Principal Amount	Market Value

Barclays Capital, Inc.,
0.04%, dated 06/24/15, due 07/01/15, repurchase price $10,000,078,
collateralized by U.S. Government Treasury Securities ranging from 0.00%-2.63%, maturing 02/15/17-02/15/43; total market value $10,200,001. (c)(d)	$10,000,000	$10,000,000
Societe Generale,
0.16%, dated 06/30/15, due 07/01/15, repurchase price $548,495, collateralized by U.S. Government Agency Securities ranging from 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $559,463. (c)(d)	548,493	548,493

Total Repurchase Agreements (cost $10,548,493)		10,548,493

Total Investments (cost $1,842,287,516) (e) — 97.6%		2,938,668,786
Other assets in excess of liabilities — 2.4%		73,625,224

NET ASSETS — 100.0%		$3,012,294,010

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $318,269,288, which was collateralized by repurchase agreements with a total value of $10,548,493 and $319,764,364 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00%-7.50% and maturity dates ranging from 07/02/15-02/15/45, a total market value of $330,312,857.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $10,548,493.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited
NV	Public Traded Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund (Continued)

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
821	S&P 500 E-Mini	09/18/15	$84,333,120	$(1,734,495)

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund
Assets:
Investments, at value *(cost $1,831,739,023)	$2,928,120,293
Repurchase agreements, at value (cost $10,548,493)	10,548,493

Total Investments, at value (total cost $1,842,287,516)	2,938,668,786

Cash	82,869,900
Dividends receivable	3,378,588
Security lending income receivable	32,515
Receivable for investments sold	1,388,639
Receivable for capital shares issued	1,167,467
Receivable for variation margin on futures contracts	158,130
Prepaid expenses	18,429

Total Assets	3,027,682,454

Liabilities:
Payable for investments purchased	2,494,686
Payable for capital shares redeemed	1,796,741
Payable upon return of securities loaned (Note 2)	10,548,493
Accrued expenses and other payables:
Investment advisory fees	288,247
Fund administration fees	68,101
Distribution fees	50,648
Administrative servicing fees	32,320
Accounting and transfer agent fees	320
Custodian fees	17,928
Compliance program costs (Note 3)	2,628
Professional fees	17,087
Printing fees	16,189
Other	55,056

Total Liabilities	15,388,444

Net Assets	$3,012,294,010

Represented by:
Capital	$1,878,204,998
Accumulated undistributed net investment income	29,965,949
Accumulated net realized gains from investments and futures transactions	9,476,288
Net unrealized appreciation/(depreciation) from investments	1,096,381,270
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,734,495)

Net Assets	$3,012,294,010

*	Includes value of securities on loan of $318,269,288 (Note 2)

13

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund
Net Assets:
Class I Shares	$29,411,269
Class II Shares	251,078,477
Class IV Shares	171,619,541
Class Y Shares	2,560,184,723

Total	$3,012,294,010

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,033,135
Class II Shares	17,432,466
Class IV Shares	11,852,975
Class Y Shares	176,836,492

Total	208,155,068

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.47
Class II Shares	$14.40
Class IV Shares	$14.48
Class Y Shares	$14.48

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$30,599,635
Income from securities lending (Note 2)	151,612
Interest income	59,465
Foreign tax withholding	(4,444)

Total Income	30,806,268

EXPENSES:
Investment advisory fees	1,730,688
Fund administration fees	420,673
Distribution fees Class II Shares	266,998
Administrative servicing fees Class I Shares	12,362
Administrative servicing fees Class II Shares	157,199
Administrative servicing fees Class IV Shares	83,438
Professional fees	61,368
Printing fees	11,539
Trustee fees	43,004
Custodian fees	53,829
Accounting and transfer agent fees	1,945
Compliance program costs (Note 3)	5,809
Miscellaneous fee	164,389
Other	12,713

Total expenses before fees waived	3,025,954

Administrative servicing fees waived – Class I (Note 3)	(5,862)
Administrative servicing fees waived – Class II (Note 3)	(74,759)

Net Expenses	2,945,333

NET INVESTMENT INCOME	27,860,935

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	28,599,831
Net realized gains from futures transactions (Note 2)	4,301,428

Net realized gains from investments and futures transactions	32,901,259

Net change in unrealized appreciation/(depreciation) from investments	(22,513,301)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,096,654)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(24,609,955)

Net realized/unrealized gains from investments and futures transactions	8,291,304

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,152,239

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$27,860,935	$53,948,383
Net realized gains from investments and futures transactions	32,901,259	144,731,783
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(24,609,955)	171,600,904

Change in net assets resulting from operations	36,152,239	370,281,070

Distributions to Shareholders From:
Net investment income:
Class I	-	(173,119)
Class II	-	(2,690,106)
Class IV	-	(3,112,347)
Class Y	-	(48,754,709)

Change in net assets from shareholder distributions	-	(54,730,281)

Change in net assets from capital transactions	1,788,608	(414,301,401)

Change in net assets	37,940,847	(98,750,612)

Net Assets:
Beginning of period	2,974,353,163	3,073,103,775

End of period	$3,012,294,010	$2,974,353,163

Accumulated undistributed net investment income at end of period	$29,965,949	$2,105,014

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$22,243,389	$7,574,322
Dividends reinvested	-	173,119
Cost of shares redeemed	(2,893,338)	(1,802,906)

Total Class I Shares	19,350,051	5,944,535

Class II Shares
Proceeds from shares issued	78,626,650	123,332,459
Dividends reinvested	-	2,690,106
Cost of shares redeemed	(5,057,905)	(5,517,309)

Total Class II Shares	73,568,745	120,505,256

Class IV Shares
Proceeds from shares issued	1,633,671	3,113,511
Dividends reinvested	-	3,112,347
Cost of shares redeemed	(9,017,484)	(17,549,652)

Total Class IV Shares	(7,383,813)	(11,323,794)

Class Y Shares
Proceeds from shares issued	79,314,548	157,522,332
Dividends reinvested	-	48,754,709
Cost of shares redeemed	(163,060,923)	(735,704,439)

Total Class Y Shares	(83,746,375)	(529,427,398)

Change in net assets from capital transactions	$1,788,608	$(414,301,401)

16

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	1,524,147	552,025
Reinvested	-	12,381
Redeemed	(199,111)	(135,783)

Total Class I Shares	1,325,036	428,623

Class II Shares
Issued	5,441,595	9,006,094
Reinvested	-	192,948
Redeemed	(350,355)	(411,468)

Total Class II Shares	5,091,240	8,787,574

Class IV Shares
Issued	112,009	229,286
Reinvested	-	222,413
Redeemed	(619,718)	(1,293,341)

Total Class IV Shares	(507,709)	(841,642)

Class Y Shares
Issued	5,478,640	11,647,428
Reinvested	-	3,486,453
Redeemed	(11,077,103)	(54,661,933)

Total Class Y Shares	(5,598,463)	(39,528,052)

Total change in shares	310,104	(31,153,497)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.31	0.13	0.03	0.16	–	–	$14.47	1.12%	$29,411,269	0.24%	1.78%	0.31%	2.43%
Year Ended December 31, 2014 (e)	$12.86	0.24	1.47	1.71	(0.26)	(0.26)	$14.31	13.36%	$10,130,621	0.25%	1.79%	0.32%	3.49%
Period Ended December 31, 2013 (e)(f)	$11.07	0.16	1.86	2.02	(0.23)	(0.23)	$12.86	18.36%	$3,593,403	0.24%	1.92%	0.31%	4.05%
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.26	0.11	0.03	0.14	–	–	$14.40	0.98%	$251,078,477	0.49%	1.56%	0.56%	2.43%
Year Ended December 31, 2014 (e)	$12.83	0.21	1.46	1.67	(0.24)	(0.24)	$14.26	13.08%	$176,013,159	0.50%	1.54%	0.57%	3.49%
Period Ended December 31, 2013 (e)(f)	$11.07	0.13	1.85	1.98	(0.22)	(0.22)	$12.83	18.02%	$45,600,154	0.49%	1.61%	0.55%	4.05%
Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.32	0.13	0.03	0.16	–	–	$14.48	1.12%	$171,619,541	0.26%	1.78%	0.26%	2.43%
Year Ended December 31, 2014 (e)	$12.87	0.24	1.46	1.70	(0.25)	(0.25)	$14.32	13.29%	$177,018,522	0.27%	1.75%	0.27%	3.49%
Year Ended December 31, 2013 (e)	$9.92	0.21	2.96	3.17	(0.22)	(0.22)	$12.87	32.07%	$169,861,215	0.27%	1.83%	0.27%	4.05%
Year Ended December 31, 2012 (e)	$8.74	0.20	1.17	1.37	(0.19)	(0.19)	$9.92	15.73%	$143,501,136	0.28%	2.02%	0.28%	3.69%
Year Ended December 31, 2011 (e)	$8.74	0.16	(0.01)	0.15	(0.15)	(0.15)	$8.74	1.75%	$143,233,498	0.28%	1.78%	0.28%	6.23%
Year Ended December 31, 2010 (e)	$7.75	0.14	0.99	1.13	(0.14)	(0.14)	$8.74	14.73%	$158,693,476	0.29%	1.78%	0.29%	4.46%
Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.31	0.14	0.03	0.17	–	–	$14.48	1.19%	$2,560,184,723	0.17%	1.87%	0.17%	2.43%
Year Ended December 31, 2014 (e)	$12.86	0.25	1.47	1.72	(0.27)	(0.27)	$14.31	13.41%	$2,611,190,861	0.17%	1.85%	0.17%	3.49%
Year Ended December 31, 2013 (e)	$9.91	0.22	2.96	3.18	(0.23)	(0.23)	$12.86	32.23%	$2,854,049,003	0.17%	1.93%	0.17%	4.05%
Year Ended December 31, 2012 (e)	$8.74	0.21	1.16	1.37	(0.20)	(0.20)	$9.91	15.74%	$2,380,686,407	0.18%	2.13%	0.18%	3.69%
Year Ended December 31, 2011 (e)	$8.74	0.17	(0.01)	0.16	(0.16)	(0.16)	$8.74	1.86%	$2,234,879,024	0.18%	1.88%	0.18%	6.23%
Year Ended December 31, 2010 (e)	$7.74	0.15	1.00	1.15	(0.15)	(0.15)	$8.74	14.99%	$2,273,476,988	0.19%	1.88%	0.19%	4.46%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as fund of funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,928,120,293	$—	$—	$2,928,120,293
Repurchase Agreements	—	10,548,493	—	10,548,493
Total Assets	$2,928,120,293	$10,548,493	$—	$2,938,668,786

Liabilities:
Futures Contracts	(1,734,495)	—	—	(1,734,495)
Total Liabilities	$(1,734,495)	$—	$—	$(1,734,495)
Total	$2,926,385,798	$10,548,493	$—	$2,936,934,291

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts* Equity risk	Unrealized depreciation from futures contracts	$(1,734,495)
Total		$(1,734,495)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts	$4,301,428
Equity risk
Total	$4,301,428

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts	$(2,096,654)
Equity risk
Total	$(2,096,654)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $10,548,493, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital	$ 10,000,000	$—	$10,000,000	$(10,000,000)	$—
Societe Generale	548,493	—	548,493	(548,493)	—
Total	$10,548,493	$—	$10,548,493	$(10,548,493)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.12%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $420,673 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $5,809.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2016.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $252,999. During the six months ended June 30, 2015, the waiver of such administrative services fees by NFS amounted to $80,621.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.10% for Class IV shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $71,440,110 and sales of $71,350,010 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,909,773,743	$1,086,157,738	$(57,262,695)	$1,028,895,043

28

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2015 (Unaudited)

NVIT S&P 500 Index Fund

NVIT Mid Cap Index Fund

NVIT Small Cap Index Fund

NVIT International Index Fund

NVIT Bond Index Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Index Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

The Trustees noted that the performance of each Index Fund (before expenses) exceeded that of its benchmark index. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top two quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

31

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule is subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

—    —    —

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

32

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

35

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

37

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

38

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

39

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

41

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

42

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

43

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Core Bond Fund

SAR-CB 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Core Bond Fund

Asset Allocation†

Corporate Bonds	62.3%
U.S. Government Sponsored & Agency Obligations	7.1%
Asset-Backed Securities	5.0%
Collateralized Mortgage Obligations	4.8%
U.S. Government Mortgage Backed Agencies	4.8%
U.S. Treasury Notes	4.3%
Commercial Mortgage Backed Securities	4.1%
Repurchase Agreements	2.8%
Bank Loans	2.0%
Municipal Bonds	2.0%
Yankee Dollars	1.4%
Sovereign Bond	0.8%
Liabilities in excess of other assets	(1.4)%
100.0%

Top Industries††

Banks	10.4%
Oil, Gas & Consumable Fuels	6.8%
Gas Utilities	4.2%
Food Products	3.3%
Real Estate Investment Trusts (REITs)	3.3%
Insurance	3.3%
Chemicals	3.3%
Automobiles	2.5%
Electric Utilities	2.5%
Airlines	2.4%
Other Industries*	58.0%
100.0%

Top Holdings††

U.S. Treasury Notes, 0.63%, 04/30/18	2.8%
Thacher Park CLO, 2.48%, 10/20/26	1.8%
Federal National Mortgage Association, 4.38%, 10/15/15	1.5%
Private Export Funding Corp., 4.30%, 12/15/21	1.4%
Five Corners Funding Trust, 4.42%, 11/15/23	1.2%
CoBank, ACB, 7.88%, 04/16/18	1.1%
Tennessee Valley Authority, 5.88%, 04/01/36	1.0%
Government National Mortgage Association, 5.00%, 03/16/37	1.0%
Babson CLO Ltd., 2.58%, 01/15/26	0.9%
Verizon Communications, Inc., 3.50%, 11/01/24	0.9%
Other Holdings*	86.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,004.60	2.93	0.59
	Hypothetical(a)(b)		1,000.00	1,021.87	2.96	0.59
Class II Shares	Actual	(a)	1,000.00	1,003.70	4.17	0.84
	Hypothetical(a)(b)		1,000.00	1,020.63	4.21	0.84
Class Y Shares	Actual	(a)	1,000.00	1,005.50	2.19	0.44
	Hypothetical(a)(b)		1,000.00	1,022.61	2.21	0.44

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Core Bond Fund

Asset-Backed Securities 5.0%

	Principal Amount	Market Value

Automobiles 0.7%
First Investors Auto Owner Trust, Series 2015-1A, Class A3, 1.71%, 11/16/20 (a)	$10,000,000	$9,969,960

Other 4.3%
Apidos CLO XIX, Series 2014-19A, Class B, 2.72%, 10/17/26 (a)(b)	5,000,000	5,038,500
Babson CLO Ltd., Series 2014-3A, Class B1, 2.58%, 01/15/26 (a)(b)	15,000,000	15,081,000
Dryden 34 Senior Loan Fund, Series 2014-34A, Class A, 1.71%, 10/15/26 (a)(b)	6,000,000	6,003,864
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class A3, 1.79%, 05/15/46 (a)	6,000,000	5,970,000
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 1.03%, 08/25/34 (b)	7,839,106	7,676,154
Thacher Park CLO, Series 2014-1A, Class B, 2.48%, 10/20/26 (a)(b)	28,000,000	28,089,600

		67,859,118

Total Asset-Backed Securities (cost $77,403,739)		77,829,078

Bank Loans 2.0%
Aerospace & Defense 0.3%
B/E Aerospace, Inc., 1st Lien Tranche B Term Loan, 0.23%, 11/21/21	4,975,000	4,995,199

Chemicals 0.1%
Huntsman International LLC, 1st Lien Tranche B Term Loan, 0.08%, 10/15/20	997,500	998,128

Consumer Finance 0.1%
TransFirst Inc., 1st Lien Tranche B Term Loan, 0.55%, 10/07/21	1,000,000	996,250

Electrical Equipment 0.1%
Sensata Technologies BV, 1st Lien Tranche B Term Loan, 0.20%, 10/14/21	1,990,000	1,993,204

Bank Loans (continued)

	Principal Amount	Market Value

Electronic Equipment, Instruments & Components 0.1%
CPI International, Inc., 1st Lien Tranche B Term Loan, 0.42%, 11/17/17	$1,290,201	$1,285,363

Health Care Providers & Services 0.1%
Community Health Systems Inc., 1st Lien Tranche G Term Loan, 0.04%, 12/31/19	700,684	700,481
Community Health Systems Inc., 1st Lien Tranche H Term Loan, 0.04%, 01/27/21	1,289,240	1,290,555

		1,991,036

Health Care Technology 0.1%
Advanced Computer, 1st Lien Tranche B Term Loan, 0.62%, 01/31/22	1,992,500	1,985,028

Hotels Restaurants & Leisure 0.1%
Scientific Games Corp., 1st Lien Tranche B-2 Term Loan, 0.10%, 10/01/21	1,994,987	1,992,753

Information Technology Services 0.3%
First Data Corp., 1st Lien Tranche B Term Loan, 0.23%, 03/24/17	3,250,000	3,238,820
SI Organization, Inc./Vencore, Inc., 1st Lien Term Loan, 0.49%, 10/24/19	1,854,710	1,861,090

		5,099,910

Metals & Mining 0.1%
Hi-Crush Partners LP, 1st Lien Tranche B Term Loan, 1.01%, 04/28/21	1,984,925	1,916,703

Software 0.3%
TIBCO Software, Inc., Term Loan, 0.30%, 11/25/20	4,987,500	4,979,720

Specialty Retail 0.3%
Camping World, Inc., 1st Lien Tranche B Term Loan, 0.27%, 09/01/19	1,936,306	1,944,380
PetSmart Inc., 1st Lien Tranche B Term Loan, 0.05%, 03/11/22	2,000,000	1,994,500

		3,938,880

Total Bank Loan (cost $31,836,954)		32,172,174

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Collateralized Mortgage Obligations 4.8%

	Principal Amount	Market Value

Citigroup Mortgage Loan Trust, Inc., Series 2015-A, Class A1, 3.50%, 06/25/58 (b)	$4,777,037	$4,801,243
Federal Home Loan Mortgage Corp. REMICS Series 2653, Class C, 3.88%, 06/15/23	3,495,759	3,634,460
Series 3036, Class TM, 4.50%, 12/15/34	2,017,449	2,074,612
Series 3189, Class PC, 6.00%, 08/15/35	918,954	934,428
Series 3665, Class KA, 3.00%, 05/15/36	2,845,311	2,948,823
Series 3540, Class LN, 4.50%, 04/15/38	2,321,174	2,376,838
Federal National Mortgage Association REMICS Series 2010-86, Class VB, 3.00%, 05/25/28	2,013,856	2,057,470
Series 2005-53, Class MH, 5.50%, 03/25/34	401,662	403,500
Series 2007-6, Class PA, 5.50%, 02/25/37	1,129,622	1,232,633
Series 2010-122, Class TG, 3.00%, 04/25/39	3,524,931	3,615,204
Series 2009-78, Class BM, 4.00%, 06/25/39	1,855,389	1,942,212
Government National Mortgage Association Series 2010-61, Class PC, 4.50%, 02/20/37	8,000,000	8,284,032
Series 2010-6, Class PC, 5.00%, 03/16/37	14,737,678	15,247,763
Series 2010-37, Class ML, 4.50%, 12/20/38	10,399,711	10,877,277
Series 2010-112, Class QM, 2.50%, 09/20/39	3,202,166	3,263,142
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A5, 1.13%, 11/25/34 (b)	1,287,118	1,260,553
New Residential Mortgage Loan Trust, Series 2014-2A, Class A3, 3.75%, 05/25/54 (a)(b)	4,032,770	4,165,516
RALI Trust, Series 2004-QS2, Class CB, 5.75%, 02/25/34	5,462,725	5,654,657

Total Collateralized Mortgage Obligations (cost $74,382,362)		74,774,363

Commercial Mortgage Backed Securities 4.1%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc. Series 2005-6, Class AJ, 5.33%, 09/10/47 (b)	$730,000	$738,488
Series 2005-6, Class A4, 5.33%, 09/10/47 (b)	1,824,729	1,833,964
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AM, 5.77%, 04/12/38 (b)	500,000	512,722
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.90%, 12/10/49 (b)	2,000,000	2,004,744
COMM Mortgage Trust, Series 2014-TWC, Class B, 1.79%, 02/13/32 (a)(b)	10,000,000	10,004,610
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a)	2,250,000	2,510,919
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4, 5.44%, 03/10/39	7,252,312	7,624,638
Series 2007-GG9, Class AM, 5.48%, 03/10/39	750,000	783,232
GS Mortgage Securities Corp. II Series 2006-GG8, Class A4, 5.56%, 11/10/39	1,805,254	1,871,545
Series 2006-GG8, Class AM, 5.59%, 11/10/39	2,000,000	2,094,190
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (b)	1,000,000	1,000,637
Series 2006-LDP6, Class A4, 5.47%, 04/15/43 (b)	983,063	997,283
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class AJ, 5.32%, 11/15/40 (b)	1,500,000	1,510,314
Series 2008-C1, Class A2, 6.32%, 04/15/41 (b)	1,475,433	1,602,659
Morgan Stanley Capital I Series 2005-T19, Class AJ, 4.98%, 06/12/47 (b)	1,000,000	999,533
Series 2006-T21, Class A4, 5.16%, 10/12/52 (b)	2,457,099	2,468,217
Series 2006-T23, Class AM, 6.01%, 08/12/41 (b)	1,479,000	1,542,992
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	955,193	1,025,111
Series 2011-C1, Class A4, 5.03%, 09/15/47 (a)(b)	3,000,000	3,353,232

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.52%, 07/13/29 (a)(b)	$3,500,000	$3,582,824
Series 2014-CPT, Class C, 3.56%, 07/13/29 (a)(b)	11,000,000	11,017,127
Morgan Stanley Capital I, Inc., Series 2015-MS1, Class ASB, 3.46%, 05/15/48	5,000,000	5,149,732

Total Commercial Mortgage Backed Securities (cost $63,556,013)		64,228,713

Corporate Bonds 62.3%
Aerospace & Defense 0.2%
United Technologies Corp., 4.15%, 05/15/45	4,000,000	3,819,456

Airlines 2.5%
Air Canada Pass Through Trust, Series 2015-1, Class B, 3.88%, 03/15/23 (a)	13,000,000	12,740,000
American Airlines Pass Through Trust, Series 2015-1, Class B, 3.70%, 05/01/23	5,000,000	4,900,000
Series 2013-2, Class A, 4.95%, 01/15/23	10,577,946	11,239,067
British Airways PLC, Series 2013-1, Class A, 4.63%, 06/20/24 (a)	9,382,083	9,898,097
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 04/02/21	236,973	260,220

		39,037,384

Automobiles 2.0%
Ford Motor Credit Co. LLC, 3.22%, 01/09/22	3,500,000	3,460,751
Hyundai Capital America, 2.88%, 08/09/18 (a)	5,000,000	5,118,235
2.60%, 03/19/20 (a)	8,000,000	8,002,760
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (a)	13,740,000	14,226,959

		30,808,705

Banks 10.6%
Bank of America Corp., 1.32%, 01/15/19 (b)	10,000,000	10,089,810
Series L, 2.60%, 01/15/19	7,000,000	7,076,230
4.20%, 08/26/24	5,000,000	4,987,960
Series L, 3.95%, 04/21/25	3,500,000	3,371,165
4.25%, 10/22/26	3,000,000	2,938,809

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of America NA, 5.30%, 03/15/17	$4,000,000	$4,236,656
BPCE SA, 4.50%, 03/15/25 (a)	6,500,000	6,285,558
Citigroup, Inc., 2.50%, 07/29/19	5,000,000	5,007,335
CoBank, ACB, 7.88%, 04/16/18 (a)	15,685,000	18,101,039
0.89%, 06/15/22 (a)(b)	10,000,000	9,424,570
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.63%, 12/01/23	5,000,000	5,158,540
3.38%, 05/21/25	4,000,000	3,899,160
Fifth Third Bancorp, 4.50%, 06/01/18	6,350,000	6,726,041
Fifth Third Bank, 2.88%, 10/01/21	5,000,000	4,950,840
HSBC Bank USA NA, 6.00%, 08/09/17	3,000,000	3,262,338
4.88%, 08/24/20	3,000,000	3,320,337
HSBC Holdings PLC, 5.25%, 03/14/44	2,750,000	2,852,492
Huntington Bancshares, Inc., 7.00%, 12/15/20 (c)	2,500,000	2,977,812
ING Bank NV, 5.80%, 09/25/23 (a)	3,000,000	3,275,712
JPMorgan Chase & Co., 7.90%, 04/30/18 (d)	1,000,000	1,057,750
3.88%, 09/10/24	3,000,000	2,951,718
4.95%, 06/01/45	1,500,000	1,458,099
JPMorgan Chase Bank NA, 6.00%, 10/01/17	8,350,000	9,104,448
PNC Bank NA, 2.70%, 11/01/22	10,300,000	9,912,844
Sovereign Bank, 8.75%, 05/30/18	7,500,000	8,742,112
Standard Chartered Bank, 6.40%, 09/26/17 (a)	11,900,000	12,968,192
SunTrust Bank, 5.20%, 01/17/17	5,000,000	5,274,910
Wells Fargo & Co., 4.10%, 06/03/26	7,000,000	7,029,505

		166,441,982

Biotechnology 0.5%
Celgene Corp., 4.63%, 05/15/44	2,350,000	2,242,431
Gilead Sciences, Inc., 4.80%, 04/01/44	3,000,000	3,087,663
4.50%, 02/01/45	2,500,000	2,490,365

		7,820,459

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 0.8%
FMR LLC, 7.49%, 06/15/19 (a)	$3,250,000	$3,868,326
6.50%, 12/14/40 (a)	3,000,000	3,686,814
5.15%, 02/01/43 (a)	3,000,000	3,106,455
Morgan Stanley, 5.75%, 01/25/21	2,000,000	2,278,632

		12,940,227

Chemicals 2.2%
CF Industries, Inc., 7.13%, 05/01/20	5,000,000	5,939,470
3.45%, 06/01/23	6,000,000	5,809,200
Cytec Industries, Inc., 3.50%, 04/01/23	10,000,000	9,630,010
3.95%, 05/01/25	5,750,000	5,657,092
Mosaic Global Holdings, Inc., 7.38%, 08/01/18	5,000,000	5,664,720
Potash Corp. of Saskatchewan, Inc., 5.63%, 12/01/40 (c)	1,500,000	1,693,971

		34,394,463

Commercial Services & Supplies 0.2%
Clean Harbors, Inc., 5.13%, 06/01/21	1,800,000	1,782,000
GATX Corp., 5.20%, 03/15/44	1,000,000	1,011,281

		2,793,281

Consumer Finance 0.8%
Student Loan Marketing Association, 0.00%, 10/03/22	14,956,000	12,090,774

Diversified Financial Services 1.2%
General Electric Capital Corp., 6.00%, 08/07/19	2,000,000	2,286,178
5.30%, 02/11/21	6,000,000	6,746,592
4.65%, 10/17/21	5,000,000	5,478,275
5.40%, 05/15/22	1,125,000	1,261,524
MassMutual Global Funding II, 3.60%, 04/09/24 (a)	3,000,000	3,061,794

		18,834,363

Diversified Telecommunication Services 2.3%
AT&T, Inc., 3.40%, 05/15/25	5,500,000	5,245,394
Verizon Communications, Inc., 2.55%, 06/17/19	7,000,000	7,095,690
5.15%, 09/15/23	9,000,000	9,853,569
3.50%, 11/01/24 (c)	15,000,000	14,589,885

		36,784,538

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 2.5%
Ameren Illinois Co., 3.25%, 03/01/25	$5,500,000	$5,490,144
Exelon Generation Co. LLC, 4.25%, 06/15/22	5,000,000	5,117,980
ITC Holdings Corp., 6.05%, 01/31/18 (a)	4,150,000	4,577,508
3.65%, 06/15/24	12,000,000	11,881,044
NextEra Energy Capital Holdings, Inc., 2.70%, 09/15/19	5,000,000	5,033,580
PSEG Power LLC, 4.30%, 11/15/23 (c)	5,000,000	5,165,465
Public Service Co. of Colorado, 2.90%, 05/15/25	2,000,000	1,944,362

		39,210,083

Electronic Equipment & Instruments 0.6%
Koninklijke Philips Electronics NV, 3.75%, 03/15/22	10,000,000	10,134,810

Energy Equipment & Services 0.2%
Weatherford International Ltd., 6.00%, 03/15/18	1,000,000	1,064,531
Weatherford International, Inc., 6.35%, 06/15/17	1,465,000	1,568,923

		2,633,454

Food & Staples Retailing 1.7%
CVS Pass-Through Trust, 6.04%, 12/10/28	6,897,416	7,849,763
6.94%, 01/10/30	11,618,167	13,804,323
Sysco Corp., 3.50%, 10/02/24 (c)	5,000,000	5,050,000

		26,704,086

Food Products 3.4%
ConAgra Foods, Inc., 4.95%, 08/15/20	4,250,000	4,607,174
3.20%, 01/25/23	7,234,000	6,760,246
HJ Heinz Co., 2.80%, 07/02/20 (a)	7,000,000	7,005,446
JM Smucker Co. (The), 3.50%, 03/15/25 (a)(c)	8,000,000	7,837,520
Kraft Foods Group, Inc., 3.50%, 06/06/22	10,000,000	10,024,520
Post Holdings, Inc., 6.75%, 12/01/21 (a)	2,800,000	2,800,000
Tyson Foods, Inc., 3.95%, 08/15/24	14,350,000	14,455,300

		53,490,206

Gas Utilities 4.2%
Boardwalk Pipelines LP, 4.95%, 12/15/24	14,750,000	14,464,779

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Enbridge Energy Partners LP, 5.20%, 03/15/20	$4,500,000	$4,852,201
Energy Transfer Equity LP, 5.50%, 06/01/27 (c)	7,500,000	7,481,250
Energy Transfer Partners LP, 6.50%, 02/01/42	2,000,000	2,060,294
Enterprise Products Operating LLC, 4.85%, 03/15/44	5,000,000	4,702,400
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	5,000,000	4,889,545
4.15%, 02/01/24	5,000,000	4,851,825
Kinder Morgan, Inc., 5.00%, 02/15/21 (a)	5,000,000	5,289,620
4.30%, 06/01/25	5,000,000	4,826,965
5.55%, 06/01/45	1,500,000	1,386,428
Spectra Energy Partners LP, 4.60%, 06/15/21	2,700,000	2,901,334
4.75%, 03/15/24	8,500,000	8,983,089

		66,689,730

Health Care Providers & Services 1.5%
Becton, Dickinson and Co., 3.73%, 12/15/24	4,000,000	3,986,544
Dignity Health, 3.13%, 11/01/22	6,000,000	5,889,318
3.81%, 11/01/24	4,000,000	4,096,400
Express Scripts Holding Co., 4.75%, 11/15/21	5,000,000	5,425,530
3.50%, 06/15/24	5,000,000	4,890,270

		24,288,062

Industrial Conglomerates 1.1%
Siemens Financieringsmaatschappij NV, 2.90%, 05/27/22 (a)	8,500,000	8,389,075
3.25%, 05/27/25 (a)	9,000,000	8,830,422

		17,219,497

Information Technology Services 0.2%
Audatex North America, Inc., 6.00%, 06/15/21 (a)	3,035,000	3,118,463

Insurance 3.4%
Aflac, Inc., 3.63%, 06/15/23	11,000,000	11,116,171
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	18,750,000	19,368,038
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (a)	8,000,000	8,600,064
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19 (a)	2,000,000	2,013,976
4.13%, 11/01/24 (a)	11,650,000	11,733,414

		52,831,663

Corporate Bonds (continued)

	Principal Amount	Market Value

Media 1.9%
Comcast Corp., 3.38%, 08/15/25	$5,500,000	$5,427,438
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 03/15/22	5,000,000	5,028,760
NBCUniversal Media LLC, 4.38%, 04/01/21	4,000,000	4,332,304
Time Warner Cable, Inc., 6.75%, 07/01/18	3,250,000	3,623,597
Time Warner, Inc., 3.60%, 07/15/25	12,500,000	12,158,513

		30,570,612

Metals & Mining 1.8%
Freeport-McMoRan Copper & Gold, Inc., 3.10%, 03/15/20 (c)	700,000	690,146
3.55%, 03/01/22	5,640,000	5,220,542
3.88%, 03/15/23	13,170,000	11,963,984
5.45%, 03/15/43	2,000,000	1,669,714
Kinross Gold Corp., 6.88%, 09/01/41	5,000,000	4,500,075
Xstrata (Canada) Financial Corp., 4.95%, 11/15/21 (a)	2,000,000	2,100,302
Xstrata Finance (Canada) Ltd., 5.80%, 11/15/16 (a)	2,148,000	2,260,875

		28,405,638

Multi-Utilities & Unregulated Power 0.4%
Calpine Corp., 7.88%, 01/15/23 (a)	5,068,000	5,473,440

Oil, Gas & Consumable Fuels 6.6%
Atwood Oceanics, Inc., 6.50%, 02/01/20	3,400,000	3,281,000
Baytex Energy Corp., 5.13%, 06/01/21 (a)	4,800,000	4,500,000
BP AMI Leasing, Inc., 5.52%, 05/08/19 (a)	3,000,000	3,341,961
BP Capital Markets PLC, 3.56%, 11/01/21	8,000,000	8,302,440
Global Marine, Inc., 7.00%, 06/01/28 (c)	1,000,000	740,000
Helmerich & Payne International Drilling Co., 4.65%, 03/15/25 (a)	1,200,000	1,238,746
Murphy Oil Corp., 3.70%, 12/01/22 (c)	15,060,000	13,780,352
Noble Energy, Inc., 3.90%, 11/15/24 (c)	7,500,000	7,394,715
Noble Holding International Ltd., 3.95%, 03/15/22 (c)	10,000,000	9,214,450

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos, 3.50%, 01/30/23	$5,000,000	$4,743,500
5.63%, 01/23/46 (a)	2,000,000	1,867,400
Pride International, Inc., 6.88%, 08/15/20	2,500,000	2,859,175
Rowan Cos., Inc., 5.00%, 09/01/17	6,280,000	6,480,137
4.88%, 06/01/22 (c)	2,830,000	2,810,821
4.75%, 01/15/24 (c)	5,000,000	4,778,080
Shell International Finance BV, 3.25%, 05/11/25	4,000,000	3,961,116
4.38%, 05/11/45	3,000,000	2,961,216
Transocean, Inc., 7.38%, 04/15/18 (c)	5,500,000	5,692,500
6.50%, 11/15/20 (c)	3,000,000	2,778,750
6.87%, 12/15/21 (c)	8,000,000	7,200,000
6.80%, 03/15/38 (c)	1,500,000	1,121,250
7.85%, 12/15/41 (c)	1,000,000	800,000
WPX Energy, Inc., 6.00%, 01/15/22	4,800,000	4,740,000

		104,587,609

Pharmaceuticals 2.1%
AbbVie, Inc., 2.50%, 05/14/20	2,000,000	1,979,482
3.60%, 05/14/25	6,000,000	5,930,370
Actavis Funding SCS, 3.85%, 06/15/24	1,500,000	1,481,922
3.80%, 03/15/25	10,000,000	9,823,220
Hospira, Inc., 6.05%, 03/30/17	6,784,000	7,299,299
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	7,000,000	6,785,569

		33,299,862

Real Estate Investment Trusts (REITs) 3.4%
CommonWealth REIT, 6.25%, 06/15/17	1,250,000	1,318,635
Corporate Office Properties LP, 3.70%, 06/15/21	12,500,000	12,383,525
Corrections Corp. of America, 4.13%, 04/01/20	2,300,000	2,288,500
Highwoods Realty LP, 5.85%, 03/15/17	1,380,000	1,473,274
Liberty Property LP, 3.38%, 06/15/23	1,000,000	965,992
3.75%, 04/01/25	9,000,000	8,712,540
Piedmont Operating Partnership LP, 4.45%, 03/15/24	10,000,000	10,047,780
Scentre Group Trust 1/Scentre Group Trust 2, 3.50%, 02/12/25 (a)(c)	9,000,000	8,832,969

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 09/17/19 (a)	$7,000,000	$7,010,311

		53,033,526

Road & Rail 1.1%
Burlington Northern Santa Fe LLC, 4.90%, 04/01/44	7,250,000	7,506,077
CSX Corp., 3.40%, 08/01/24 (c)	10,000,000	10,006,450

		17,512,527

Software 0.8%
Oracle Corp., 2.95%, 05/15/25	13,000,000	12,511,460

Textiles, Apparel & Luxury Goods 0.3%
Levi Strauss & Co., 6.88%, 05/01/22	4,800,000	5,124,000

Tobacco 1.1%
Altria Group, Inc., 4.75%, 05/05/21	4,000,000	4,334,616
4.00%, 01/31/24	3,250,000	3,300,300
Reynolds American, Inc., 3.25%, 11/01/22	3,000,000	2,889,468
4.85%, 09/15/23	7,000,000	7,395,969

		17,920,353

Wireless Telecommunication Services 0.7%
Sprint Communications, Inc., 7.00%, 03/01/20 (a)	5,400,000	5,873,580
T-Mobile USA, Inc., 6.25%, 04/01/21	4,800,000	4,920,000

		10,793,580

Total Corporate Bonds (cost $978,723,721)		981,318,293

Municipal Bonds 2.0%
California 1.4%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	3,885,000	4,526,219
State of California, GO 5.70%, 11/01/21	10,250,000	12,087,108
6.65%, 03/01/22	4,000,000	4,828,680

		21,442,007

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

District of Columbia 0.6%
Metropolitan Washington Airports Authority, RB 7.46%, 10/01/46	$6,000,000	$7,812,240
Series D, 8.00%, 10/01/47	2,000,000	2,472,620

		10,284,860

Total Municipal Bonds (cost $30,085,883)		31,726,867

Sovereign Bond 0.8%
ISRAEL 0.8%
Israel Government AID Bond, 5.50%, 12/04/23 (c)	10,602,000	12,865,209

Total Sovereign Bond (cost $12,625,098)		12,865,209

U.S. Government Mortgage Backed Agencies 4.8%
Federal National Mortgage Association Pool
Pool# 464279 4.30%, 07/01/21	2,393,765	2,480,232
Pool# 874296 6.35%, 02/01/25	2,491,936	3,021,819
Pool# 468516 5.17%, 06/01/28	950,500	1,049,920
Pool# AU3180 3.00%, 08/01/28	12,577,266	13,059,916
Pool# 468127 5.70%, 05/01/41	1,246,493	1,411,418
Pool# AP0524 3.00%, 07/01/42	5,843,674	5,853,324
Pool# AP4507 3.00%, 09/01/42	11,213,471	11,231,948
Pool# AQ9116 3.00%, 12/01/42	11,602,976	11,572,215
Pool# AR4239 3.00%, 02/01/43	13,324,744	13,340,524
Pool# AR9398 3.50%, 06/01/43	2,931,681	3,029,673
Pool# AY4462 4.00%, 03/01/45	8,205,583	8,712,894

Total U.S. Government Mortgage Backed Agencies (cost $76,190,523)		74,763,883

U.S. Government Sponsored & Agency Obligations 7.1%

	Principal Amount	Market Value

Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 5.13%, 04/19/17 (a)	$8,225,000	$8,848,167
Federal Farm Credit Banks 0.65%, 03/28/17	10,000,000	9,998,830
Federal Home Loan Banks 3.63%, 03/12/21	8,000,000	8,713,160
5.00%, 03/12/21	5,000,000	5,784,870
Federal Home Loan Mortgage Corp. 5.13%, 11/17/17 (c)	8,000,000	8,801,720
Federal National Mortgage Association 4.38%, 10/15/15	24,000,000	24,289,008
0.00%, 06/01/17	1,000,000	984,625
Private Export Funding Corp. 2.25%, 12/15/17	7,000,000	7,195,762
4.30%, 12/15/21	20,000,000	22,330,980
Tennessee Valley Authority 5.88%, 04/01/36	11,793,000	15,305,486

Total U.S. Government Sponsored & Agency Obligations (cost $107,435,755)		112,252,608

U.S. Treasury Notes 4.3%
U.S. Treasury Inflation Indexed Notes, 2.13%, 01/15/19 (e)	3,000,000	3,599,665
U.S. Treasury Notes 0.75%, 02/28/18	12,000,000	11,952,192
0.63%, 04/30/18	45,000,000	44,595,720
1.63%, 11/15/22	8,000,000	7,733,128

Total U.S. Treasury Notes (cost $68,191,739)		67,880,705

Yankee Dollars 1.4%
Chemicals 1.0%
Agrium, Inc. 3.38%, 03/15/25	2,250,000	2,139,313
7.13%, 05/23/36	1,500,000	1,853,295
4.90%, 06/01/43	3,500,000	3,369,338
5.25%, 01/15/45	2,500,000	2,524,780
Potash Corp. of Saskatchewan, Inc., 3.63%, 03/15/24 (c)	6,525,000	6,592,945

		16,479,671

Energy Equipment & Services 0.2%
Weatherford International Ltd., 6.50%, 08/01/36	2,700,000	2,454,889

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.2%
Nexen, Inc., 7.40%, 05/01/28	$2,000,000	$2,645,376

Total Yankee Dollars (cost $21,820,401)		21,579,936

Repurchase Agreements 2.8%
Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $12,000,093, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $12,240,001 (f)(g)	12,000,000	12,000,000
Citigroup Global Markets, Inc., 0.14%, dated 06/30/15, due 07/01/15, repurchase price $5,000,019, collateralized by U.S. Government Treasury Securities, ranging from 0.25% - 4.63%, maturing 12/15/15 - 02/15/25; total market value $5,100,000 (f)(g)	5,000,000	5,000,000
Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price 2,000,761, collateralized by U.S. Government Agency Securities, ranging from 0.38% - 8.50%, maturing 08/31/15 - 01/20/42; total market value $2,040,000 (f)(g)	2,000,000	2,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $12,000,043, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $12,240,001 (f)(g)	12,000,000	12,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price 13,348,614, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $13,615,526. (f)(g)	$13,348,555	$13,348,555

Total Repurchase Agreements (cost $44,348,555)		44,348,555

Total Investments (cost $1,586,600,743) (h) — 101.4%		1,595,740,384
Liabilities in excess of other assets — (1.4)%		(21,441,337)

NET ASSETS — 100.0%		$1,574,299,047

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $359,462,960 which represents 22.83% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(c)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $69,449,566, which was collateralized by repurchase agreements with a total value of $44,348,555 and $27,188,116 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.63.%, and maturity dates ranging from 10/31/16 - 11/15/43, a total value of $71,536,671.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date reflects the next call date.

(e)	Principal amounts are not adjusted for inflation.

(f)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $44,348,555.

12

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund (Continued)

(g)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ACB	Agricultural Credit Bank

AID	Agency for International Development

BA	Limited

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Core Bond Fund
Assets:
Investments, at value* (cost $1,542,252,188)	$1,551,391,829
Repurchase agreements, at value (cost $44,348,555)	44,348,555

Total Investments, at value (total cost $1,586,600,743)	1,595,740,384

Cash	21,682,917
Interest receivable	11,809,139
Security lending income receivable	30,183
Receivable for investments sold	6,130,484
Receivable for capital shares issued	204,845
Prepaid expenses	13,030

Total Assets	1,635,610,982

Liabilities:
Payable for investments purchased	16,139,691
Payable for capital shares redeemed	205,984
Payable upon return of securities loaned (Note 2)	44,348,555
Accrued expenses and other payables:
Investment advisory fees	506,485
Fund administration fees	35,691
Distribution fees	20,797
Administrative servicing fees	14,390
Accounting and transfer agent fees	849
Custodian fees	9,426
Compliance program costs (Note 3)	1,333
Professional fees	21,876
Printing fees	6,588
Other	270

Total Liabilities	61,311,935

Net Assets	$1,574,299,047

Represented by:
Capital	$1,526,623,825
Accumulated undistributed net investment income	27,127,912
Accumulated net realized gains from investments	11,407,669
Net unrealized appreciation/(depreciation) from investments	9,139,641

Net Assets	$1,574,299,047

*	Includes value of securities on loan of $69,449,566 (Note 2).

14

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Core Bond Fund
Net Assets:
Class I Shares	$15,182,761
Class II Shares	100,061,374
Class Y Shares	1,459,054,912

Total	$1,574,299,047

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,384,225
Class II Shares	9,160,095
Class Y Shares	133,008,332

Total	143,552,652

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.97
Class II Shares	$10.92
Class Y Shares	$10.97

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$27,429,518
Income from securities lending (Note 2)	224,845

Total Income	27,654,363

EXPENSES:
Investment advisory fees	3,040,333
Fund administration fees	229,471
Distribution fees Class II Shares	128,823
Administrative servicing fees Class I Shares	11,725
Administrative servicing fees Class II Shares	79,498
Professional fees	43,929
Printing fees	9,494
Trustee fees	21,953
Custodian fees	28,306
Accounting and transfer agent fees	5,153
Compliance program costs (Note 3)	2,969
Other	17,993

Total Expenses	3,619,647

NET INVESTMENT INCOME	24,034,716

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,099,377
Net change in unrealized appreciation/(depreciation) from investments	(20,109,176)

Net realized/unrealized losses from investments	(16,009,799)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,024,917

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$24,034,716	$43,189,412
Net realized gains from investments	4,099,377	8,636,536
Net change in unrealized appreciation/(depreciation) from investments	(20,109,176)	20,426,347

Change in net assets resulting from operations	8,024,917	72,252,295

Distributions to Shareholders From:
Net investment income:
Class I	–	(452,645)
Class II	–	(2,622,586)
Class Y	–	(40,999,984)

Change in net assets from shareholder distributions	–	(44,075,215)

Change in net assets from capital transactions	26,635,573	128,257,437

Change in net assets	34,660,490	156,434,517

Net Assets:
Beginning of period	1,539,638,557	1,383,204,040

End of period	$1,574,299,047	$1,539,638,557

Accumulated undistributed net investment income at end of period	$27,127,912	$3,093,196

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,042,425	$7,027,931
Dividends reinvested	–	452,645
Cost of shares redeemed	(3,206,184)	(4,876,161)

Total Class I Shares	(1,163,759)	2,604,415

Class II Shares
Proceeds from shares issued	6,164,895	10,598,818
Dividends reinvested	–	2,622,586
Cost of shares redeemed	(9,219,507)	(24,155,217)

Total Class II Shares	(3,054,612)	(10,933,813)

Class Y Shares
Proceeds from shares issued	52,649,923	177,489,114
Dividends reinvested	–	40,999,984
Cost of shares redeemed	(21,795,979)	(81,902,263)

Total Class Y Shares	30,853,944	136,586,835

Change in net assets from capital transactions	$26,635,573	$128,257,437

17

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	184,188	635,086
Reinvested	–	41,574
Redeemed	(289,299)	(440,412)

Total Class I Shares	(105,111)	236,248

Class II Shares
Issued	559,962	964,815
Reinvested	–	241,496
Redeemed	(837,405)	(2,190,491)

Total Class II Shares	(277,443)	(984,180)

Class Y Shares
Issued	4,752,014	16,052,960
Reinvested	–	3,769,060
Redeemed	(1,970,966)	(7,395,005)

Total Class Y Shares	2,781,048	12,427,015

Total change in shares	2,398,494	11,679,083

Amounts designated as “–“are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.92	0.16	(0.11)	0.05	–	–	–	–	$10.97	0.46%		$15,182,761	0.59%	2.98%	0.59%	12.17%
Year Ended December 31, 2014 (d)	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	–	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%
Year Ended December 31, 2013 (d)	$11.31	0.30	(0.51)	(0.21)	(0.29)	(0.12)	(0.41)	–	$10.69	(1.91%	)	$13,398,109	0.60%	2.68%	0.60%	33.61%
Year Ended December 31, 2012 (d)	$10.89	0.34	0.50	0.84	(0.35)	(0.07)	(0.42)	–	$11.31	7.75%		$19,849,931	0.60%	2.99%	0.60%	44.60%
Year Ended December 31, 2011 (d)	$10.53	0.34	0.35	0.69	(0.33)	–	(0.33)	–	$10.89	6.59%		$20,380,874	0.60%	3.18%	0.60%	43.26%
Year Ended December 31, 2010 (d)	$10.21	0.34	0.38	0.72	(0.29)	(0.11)	(0.40)	–	$10.53	7.06%		$15,195,891	0.62%	3.18%	0.62%	38.76%

Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.88	0.15	(0.11)	0.04	–	–	–	–	$10.92	0.37%		$100,061,374	0.84%	2.73%	0.84%	12.17%
Year Ended December 31, 2014 (d)	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	–	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%
Year Ended December 31, 2013 (d)	$11.28	0.27	(0.51)	(0.24)	(0.26)	(0.12)	(0.38)	–	$10.66	(2.13%	)	$111,094,728	0.84%	2.43%	0.84%	33.61%
Year Ended December 31, 2012 (d)	$10.86	0.31	0.50	0.81	(0.32)	(0.07)	(0.39)	–	$11.28	7.48%		$120,912,530	0.85%	2.74%	0.85%	44.60%
Year Ended December 31, 2011 (d)	$10.51	0.31	0.34	0.65	(0.30)	–	(0.30)	–	$10.86	6.24%		$129,001,795	0.85%	2.92%	0.85%	43.26%
Year Ended December 31, 2010 (d)	$10.19	0.31	0.38	0.69	(0.26)	(0.11)	(0.37)	–	$10.51	6.78%		$146,037,394	0.87%	2.94%	0.87%	38.76%

Class Y Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.91	0.17	(0.11)	0.06	–	–	–	–	$10.97	0.55%		$1,459,054,912	0.44%	3.13%	0.44%	12.17%
Year Ended December 31, 2014 (d)	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	–	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%
Year Ended December 31, 2013 (d)	$11.31	0.31	(0.50)	(0.19)	(0.31)	(0.12)	(0.43)	–	$10.69	(1.72%	)	$1,258,711,203	0.44%	2.83%	0.44%	33.61%
Year Ended December 31, 2012 (d)	$10.89	0.35	0.51	0.86	(0.37)	(0.07)	(0.44)	–	$11.31	7.91%		$1,056,013,651	0.45%	3.13%	0.45%	44.60%
Year Ended December 31, 2011 (d)	$10.53	0.36	0.34	0.70	(0.34)	–	(0.34)	–	$10.89	6.75%		$904,151,342	0.45%	3.33%	0.45%	43.26%
Year Ended December 31, 2010 (d)	$10.21	0.36	0.37	0.73	(0.30)	(0.11)	(0.41)	–	$10.53	7.22%		$609,548,016	0.46%	3.33%	0.46%	38.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds and NVIT Flexible Moderate Growth Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 2 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $44,348,555, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”),

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Citigroup Global Markets, Inc., 0.14%, dated 06/30/15, due 07/01/15, repurchase price $300,001,167, collateralized by U.S. Government Treasury Securities, ranging 0.25% – 4.63%, maturing 12/15/15 – 02/15/25; total market value $306,000,007.

Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $375,142,708, collateralized by U.S. Government Treasury Securities, ranging 0.38% – 8.50%, maturing 08/31/15 – 01/20/42; total market value $382,500,042.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Barclays Capital, Inc.	$12,000,000	$—	$12,000,000	$(12,000,000)	$—
Citigroup Global Markets, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Citigroup Global Markets, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Goldman Sachs & Co.	12,000,000	—	12,000,000	(12,000,000)	—
Societe Generale	13,348,555	—	13,348,555	(13,348,555)	—
Total	$44,348,555	$—	$44,348,555	$(44,348,555)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.39%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $928,960 during the six months ended June 30, 2015.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $229,471 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,969.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $91,223.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $241,627,759 and sales of $188,493,486 (excluding short-term securities).

For the six months ended June 30, 2015, the Fund had purchases of $9,933,715 and sales of $10,007,803 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,586,600,743	$28,890,959	$(19,751,318)	$9,139,641

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

27

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

28

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

37

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

40

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

41

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Developing Markets Fund

SAR-DMKT 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Developing Markets Fund

Asset Allocation†

Common Stocks	94.1%
Preferred Stocks	3.8%
Exchange Traded Fund	1.1%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries††

Banks	23.6%
Technology Hardware, Storage & Peripherals	9.1%
Oil, Gas & Consumable Fuels	8.7%
Wireless Telecommunication Services	5.6%
Internet Software & Services	5.6%
Food & Staples Retailing	3.0%
Pharmaceuticals	2.9%
Diversified Financial Services	2.9%
Metals & Mining	2.4%
Electronic Equipment, Instruments & Components	2.1%
Other Industries	34.1%
100.0%

Top Holdings††

Samsung Electronics Co., Ltd.	5.5%
Tencent Holdings Ltd.	5.5%
China Construction Bank Corp., H Shares	3.5%
China Mobile Ltd.	3.0%
Agricultural Bank of China Ltd., H Shares	2.2%
CNOOC Ltd.	2.1%
Pegatron Corp.	2.0%
Fubon Financial Holding Co., Ltd.	1.9%
HCL Technologies Ltd.	1.8%
Lenovo Group Ltd.	1.7%
Other Holdings	70.8%
100.0%

Top Countries††

China	22.1%
South Korea	13.7%
India	9.7%
Taiwan	8.3%
Hong Kong	7.2%
Brazil	7.2%
Russia	5.0%
Thailand	4.8%
Turkey	4.8%
South Africa	4.3%
Other Countries	12.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Developing Markets Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class II Shares	Actual	(a)	1,000.00	996.60	5.74	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.04	5.81	1.16

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Developing Markets Fund

Common Stocks 94.1%

	Shares	Market Value

BRAZIL 3.3%
Aerospace & Defense 0.8%
Embraer SA, ADR	14,330	$434,055

Diversified Financial Services 0.6%
Grupo BTG Pactual	38,600	354,950

Food & Staples Retailing 0.5%
Raia Drogasil SA	25,100	323,569

Food Products 0.4%
JBS SA	45,500	239,420

Media 0.5%
Multiplus SA	23,900	288,267

Water Utilities 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	59,700	316,828

		1,957,089

CHINA 22.0%
Air Freight & Logistics 1.3%
Sinotrans Ltd., H Shares	1,160,000	772,368

Airlines 0.7%
Air China Ltd., H Shares (a)	380,000	429,437

Automobiles 0.6%
Great Wall Motor Co., Ltd., H Shares (a)	78,000	380,425

Banks 6.4%
Agricultural Bank of China Ltd., H Shares*	2,416,000	1,297,910
China Construction Bank Corp., H Shares	2,239,000	2,042,317
Industrial & Commercial Bank of China Ltd., H Shares	544,000	431,678

		3,771,905

Electronic Equipment, Instruments & Components 0.6%
Sunny Optical Technology Group Co., Ltd.	172,000	374,392

Health Care Providers & Services 0.8%
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	178,800	497,528

Internet Software & Services 5.5%
Tencent Holdings Ltd.	161,800	3,235,439

Life Sciences Tools & Services 0.4%
WuXi PharmaTech Cayman Inc., ADR*	6,304	266,407

Oil, Gas & Consumable Fuels 2.2%
CNOOC Ltd.	877,000	1,244,005

Pharmaceuticals 0.8%
Sihuan Pharmaceutical Holdings Group Ltd. (a)	874,000	497,235

Technology Hardware, Storage & Peripherals 1.8%
Lenovo Group Ltd.	726,000	1,003,742

Textiles, Apparel & Luxury Goods 0.9%
Anta Sports Products Ltd.	219,000	531,145

		13,004,028

Common Stocks (continued)

	Shares	Market Value

COLOMBIA 1.0%
Banks 1.0%
Bancolombia SA, ADR	8,608	$370,144
Grupo Aval Acciones y Valores SA, ADR	24,440	239,268

		609,412

HONG KONG 7.1%
Electronic Equipment, Instruments & Components 0.9%
PAX Global Technology Ltd.*	370,000	529,993

Household Durables 0.8%
Haier Electronics Group Co., Ltd.*	180,000	484,649

Independent Power and Renewable Electricity Producers 0.8%
China Resources Power Holdings Co., Ltd.	160,000	445,927

Real Estate Management & Development 1.3%
China Overseas Land & Investment Ltd.	226,000	795,547

Transportation Infrastructure 0.4%
COSCO Pacific Ltd.	171,846	232,970

Wireless Telecommunication Services 2.9%
China Mobile Ltd.	136,500	1,746,368

		4,235,454

HUNGARY 0.6%
Pharmaceuticals 0.6%
Richter Gedeon Nyrt	23,653	355,308

INDIA 9.6%
Automobiles 1.2%
Tata Motors Ltd.	102,415	693,950

Banks 1.6%
State Bank of India	116,968	481,980
Yes Bank Ltd.	36,999	489,737

		971,717

Chemicals 1.0%
UPL Ltd.	73,482	617,125

Information Technology Services 1.8%
HCL Technologies Ltd.	71,741	1,036,177

Media 0.7%
Dish TV India Ltd.*	250,310	417,802

Oil, Gas & Consumable Fuels 0.9%
Oil & Natural Gas Corp., Ltd.	109,835	533,183

Pharmaceuticals 1.5%
Aurobindo Pharma Ltd.	39,188	893,116

Wireless Telecommunication Services 0.9%
Bharti Infratel Ltd.	79,428	556,811

		5,719,881

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDONESIA 1.5%
Banks 1.1%
Bank Negara Indonesia Persero Tbk PT	1,654,500	$655,947

Machinery 0.4%
United Tractors Tbk PT	169,500	258,508

		914,455

MALAYSIA 1.0%
Banks 1.0%
Malayan Banking Bhd	250,100	605,593

MEXICO 2.9%
Beverages 0.9%
Arca Continental SAB de CV	89,000	505,659

Food & Staples Retailing 1.6%
Wal-Mart de Mexico SAB de CV	407,900	992,144

Food Products 0.4%
Gruma SAB de CV, Class B	19,400	249,290

Transportation Infrastructure 0.0%†
Grupo Aeroportuario del Pacifico SAB de CV, Class B	500	3,427

		1,750,520

PERU 1.7%
Banks 1.7%
Credicorp Ltd.	7,104	986,888

PHILIPPINES 0.9%
Banks 0.9%
Metropolitan Bank & Trust Co.	262,218	546,555

POLAND 1.2%
Metals & Mining 1.2%
KGHM Polska Miedz SA	25,372	718,672

RUSSIA 5.0%
Banks 1.2%
Sberbank of Russia, ADR	132,819	705,269

Metals & Mining 1.2%
MMC Norilsk Nickel PJSC, ADR	40,431	685,305

Oil, Gas & Consumable Fuels 2.6%
Lukoil OAO, ADR	17,525	787,048
Rosneft OAO, GDR Reg. S	191,437	790,178

		1,577,226

		2,967,800

SOUTH AFRICA 4.3%
Banks 1.3%
Barclays Africa Group Ltd.	49,719	747,437

Food & Staples Retailing 0.4%
Clicks Group Ltd.	33,013	244,157

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Health Care Providers & Services 0.5%
Mediclinic International Ltd.	36,292	$305,082

Industrial Conglomerates 1.4%
Bidvest Group Ltd. (The)	32,654	826,251

Specialty Retail 0.7%
Foschini Group Ltd. (The)	32,385	423,343

		2,546,270

SOUTH KOREA 13.5%
Banks 1.4%
DGB Financial Group, Inc.	39,868	417,523
Hana Financial Group, Inc.	16,946	440,692

		858,215

Capital Markets 0.8%
Korea Investment Holdings Co., Ltd.	8,694	495,273

Commercial Services & Supplies 0.4%
S-1 Corp.	3,711	260,899

Containers & Packaging 0.8%
Sansung Life & Science Co., Ltd.*	4,834	448,034

Electric Utilities 1.7%
Korea Electric Power Corp.	24,486	1,000,867

Electronic Equipment, Instruments & Components 0.6%
LG Display Co., Ltd.	15,274	352,656

Food Products 0.7%
CJ CheilJedang Corp.	1,012	399,774

Household Products 0.6%
LG Household & Health Care Ltd.	501	347,290

Technology Hardware, Storage & Peripherals 5.4%
Samsung Electronics Co., Ltd.	2,862	3,247,185

Wireless Telecommunication Services 1.1%
SK Telecom Co., Ltd.	2,807	628,084

		8,038,277

TAIWAN 8.2%
Banks 1.1%
CTBC Financial Holding Co., Ltd.	793,000	624,622

Diversified Financial Services 1.8%
Fubon Financial Holding Co., Ltd.	552,300	1,097,634

Insurance 1.1%
China Life Insurance Co., Ltd.	661,834	677,198

Semiconductors & Semiconductor Equipment 1.4%
Advanced Semiconductor Engineering, Inc.	508,000	688,292
Powertech Technology, Inc.	56,000	121,175

		809,467

Technology Hardware, Storage & Peripherals 2.0%
Pegatron Corp.	399,000	1,167,452

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN (continued)
Textiles, Apparel & Luxury Goods 0.8%
Eclat Textile Co., Ltd.	30,000	$492,248

		4,868,621

THAILAND 4.8%
Beverages 1.0%
Thai Beverage PCL	1,025,400	582,438

Chemicals 0.6%
PTT Global Chemical PCL	185,120	378,680

Diversified Financial Services 0.4%
Jasmine Broadband Internet Infrastructure Fund, Class F	892,200	258,556

Food Products 0.6%
Thai Union Frozen Products PCL	564,300	363,479

Oil, Gas & Consumable Fuels 1.5%
PTT PCL	34,900	369,918
Thai Oil PCL	290,000	471,144

		841,062

Wireless Telecommunication Services 0.7%
Advanced Info Service PCL	58,870	417,171

		2,841,386

TURKEY 4.7%
Banks 1.6%
Turkiye Halk Bankasi A/S	213,234	982,287

Oil, Gas & Consumable Fuels 1.6%
Tupras Turkiye Petrol Rafinerileri A/S*	37,410	947,729

Real Estate Investment Trusts (REITs) 0.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	509,994	525,159

Transportation Infrastructure 0.6%
TAV Havalimanlari Holding A/S	42,468	360,533

		2,815,708

UNITED ARAB EMIRATES 0.8%
Real Estate Management & Development 0.8%
Emaar Properties PJSC	213,034	452,898

Total Common Stocks (cost $55,844,052)		55,934,815

Preferred Stocks 3.8%
BRAZIL 3.8%
Banks 2.7%
Banco Bradesco SA — Preference Shares	69,760	639,465
Banco do Estado do Rio Grande do Sul SA — Preference Shares, Class B	50,800	145,582
Itau Unibanco Holding SA — Preference Shares	75,220	827,901

		1,612,948

Preferred Stocks (continued)

	Shares	Market Value

BRAZIL (continued)
Diversified Telecommunication Services 0.7%
Telefonica Brasil SA — Preference Shares	31,100	$435,726

Food & Staples Retailing 0.4%
Cia Brasileira de Distribuicao — Preference Shares	9,400	221,614

Total Preferred Stocks (cost $3,076,229)		2,270,288

UNITED STATES 1.1%
iShares MSCI Emerging Markets ETF	16,920	670,370

Total Exchange Traded Fund (cost $682,773)		670,370

Total Investments (cost $59,603,054) (b) — 99.0%		58,875,473
Other assets in excess of liabilities — 1.0%		574,126

NET ASSETS — 100.0%		$59,449,599

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

A/S	Minimum Capital Public Traded Company

Bhd	Public Limited Company

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

OAO	Joint Stock Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Developing Markets Fund
Assets:
Investments, at value (cost $59,603,054)	$58,875,473
Cash	1,269,094
Foreign currencies, at value (cost $296,773)	295,456
Dividends receivable	310,598
Receivable for investments sold	2,768,272
Receivable for capital shares issued	3,227
Prepaid expenses	365

Total Assets	63,522,485

Liabilities:
Payable for investments purchased	3,868,644
Payable for capital shares redeemed	50,752
Accrued expenses and other payables:
Investment advisory fees	43,037
Fund administration fees	7,216
Distribution fees	12,518
Administrative servicing fees	39,016
Accounting and transfer agent fees	814
Deferred capital gain country tax	31,701
Custodian fees	95
Compliance program costs (Note 3)	58
Professional fees	10,771
Printing fees	8,203
Other	61

Total Liabilities	4,072,886

Net Assets	$59,449,599

Represented by:
Capital	$104,317,481
Accumulated undistributed net investment income	938,284
Accumulated net realized losses from investments and foreign currency transactions	(45,043,752)
Net unrealized appreciation/(depreciation) from investments†	(759,282)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(3,132)

Net Assets	$59,449,599

Net Assets:
Class II Shares	59,449,599

Total	$59,449,599

Shares Outstanding (unlimited number of shares authorized):
10,227,616

Total	10,227,616

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$5.81

†	Net of $31,701 of deferred capital gain country tax

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Developing Markets Fund
INVESTMENT INCOME:
Dividend income	$934,315
Interest income	367
Foreign tax withholding	(76,948)

Total Income	857,734

EXPENSES:
Investment advisory fees	298,224
Fund administration fees	44,351
Distribution fees Class II Shares	78,480
Administrative servicing fees Class II Shares	(75,371)
Professional fees	24,436
Printing fees	7,015
Trustee fees	886
Custodian fees	1,632
Accounting and transfer agent fees	3,581
Compliance program costs (Note 3)	118
Other	2,344

Total expenses before fees waived, and expenses reimbursed	385,696

Investment advisory fees waived (Note 3)	(15,586)
Expenses reimbursed by adviser (Note 3)	(6,024)

Net Expenses	364,086

NET INVESTMENT INCOME	493,648

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(2,500,277)
Net realized losses from foreign currency transactions (Note 2)	(38,256)

Net realized losses from investments and foreign currency transactions	(2,538,533)

Net change in unrealized appreciation/(depreciation) from investments††	1,921,510
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(3,019)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	1,918,491

Net realized/unrealized losses from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(620,042)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(126,394)

†	Net of capital gain country taxes of $9,959.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $28,272.

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	NVIT Developing Markets Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$493,648	$586,357
Net realized gains/(losses) from investments and foreign currency transactions	(2,538,533)	2,272,395
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,918,491	(7,050,150)

Change in net assets resulting from operations	(126,394)	(4,191,398)

Distributions to Shareholders From:
Net investment income:
Class II	–	(612,425)

Change in net assets from shareholder distributions	–	(612,425)

Change in net assets from capital transactions	(3,230,443)	(16,216,302)

Change in net assets	(3,356,837)	(21,020,125)

Net Assets:
Beginning of period	62,806,436	83,826,561

End of period	$59,449,599	$62,806,436

Accumulated undistributed net investment income at end of period	$938,284	$444,636

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$3,117,508	$7,207,632
Dividends reinvested	–	612,425
Cost of shares redeemed	(6,347,951)	(24,036,359)

Total Class II Shares	(3,230,443)	(16,216,302)

Change in net assets from capital transactions	$(3,230,443)	$(16,216,302)

SHARE TRANSACTIONS:
Class II Shares
Issued	517,889	1,149,863
Reinvested	–	92,511
Redeemed	(1,063,920)	(3,906,713)

Total Class II Shares	(546,031)	(2,664,339)

Total change in shares	(546,031)	(2,664,339)

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Developing Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$5.83	0.05	(0.07)	(0.02)	–	–	–	$5.81	(0.34%	)	$59,449,599	1.16%	1.57%	1.23%	54.64%
Year Ended December 31, 2014 (d)	$6.24	0.05	(0.41)	(0.36)	(0.05)	–	(0.05)	$5.83	(5.85%	)	$62,806,436	1.63%	0.78%	1.69%	86.13%
Year Ended December 31, 2013 (d)	$6.30	0.06	(0.06)	–	(0.06)	–	(0.06)	$6.24	0.03%		$83,826,561	1.61%	0.98%	1.66%	79.72%
Year Ended December 31, 2012 (d)	$5.40	0.06	0.85	0.91	(0.01)	–	(0.01)	$6.30	16.78%		$103,207,738	1.59%	0.97%	1.64%	79.73%
Year Ended December 31, 2011 (d)	$6.98	0.05	(1.61)	(1.56)	(0.01)	(0.01)	(0.02)	$5.40	(22.40%	)	$103,846,479	1.61%	0.76%	1.62%	118.92%
Year Ended December 31, 2010 (d)	$6.01	0.02	0.95	0.97	–	–	–	$6.98	16.14%		$211,160,517	1.56%	0.27%	1.56%	147.64%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Developing Markets Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by unaffiliated insurance companies.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$434,055	$—	$—	$434,055
Air Freight & Logistics	—	772,368	—	772,368
Airlines	—	429,437	—	429,437
Automobiles	—	1,074,375	—	1,074,375
Banks	2,301,569	9,764,278	—	12,065,847
Beverages	505,659	582,438	—	1,088,097
Capital Markets	—	495,273	—	495,273
Chemicals	—	995,805	—	995,805
Commercial Services & Supplies	—	260,899	—	260,899
Containers & Packaging	—	448,034	—	448,034
Diversified Financial Services	613,506	1,097,634	—	1,711,140
Electric Utilities	—	1,000,867	—	1,000,867
Electronic Equipment, Instruments & Components	—	1,257,041	—	1,257,041
Food & Staples Retailing	1,315,713	244,157	—	1,559,870
Food Products	852,189	399,774	—	1,251,963
Health Care Providers & Services	—	802,610	—	802,610
Household Durables	—	484,649	—	484,649
Household Products	—	347,290	—	347,290
Independent Power and Renewable Electricity Producers	—	445,927	—	445,927
Industrial Conglomerates	—	826,251	—	826,251
Information Technology Services	1,036,177	—	—	1,036,177
Insurance	—	677,198	—	677,198
Internet Software & Services	—	3,235,439	—	3,235,439
Life Sciences Tools & Services	266,407	—	—	266,407
Machinery	—	258,508	—	258,508
Media	288,267	417,802	—	706,069
Metals & Mining	685,305	718,672	—	1,403,977
Oil, Gas & Consumable Fuels	1,628,110	3,515,095	—	5,143,205
Pharmaceuticals	—	1,745,659	—	1,745,659
Real Estate Investment Trusts (REITs)	—	525,159	—	525,159
Real Estate Management & Development	—	1,248,445	—	1,248,445
Semiconductors & Semiconductor Equipment	—	809,467	—	809,467
Specialty Retail	—	423,343	—	423,343
Technology Hardware, Storage & Peripherals	—	5,418,379	—	5,418,379
Textiles, Apparel & Luxury Goods	531,145	492,248	—	1,023,393
Transportation Infrastructure	3,427	593,503	—	596,930
Water Utilities	316,828	—	—	316,828
Wireless Telecommunication Services	417,171	2,931,263	—	3,348,434
Total Common Stocks	$11,195,528	$44,739,287	$—	$55,934,815
Exchange Traded Fund	670,370	—	—	670,370
Preferred Stocks	2,270,288	—	—	2,270,288
Total	$14,136,186	$44,739,287	$—	$58,875,473

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

(a)	During the six months ended June 30, 2015, there were four transfers of common stock investments from Level 2 to Level 1 with a market value of $2,116,374. As of June 30, 2015, the market value of these common stock investments was $2,354,411.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $5,171, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $10,415, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.95%, and after contractual and voluntary fee waivers was 0.93% and 0.92%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$—	$—	$—	$6,024	$6,024

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $44,351 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $118.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $0.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.00% for Class II shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $34,095,481 and sales of $37,143,781 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $1,303 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$59,961,632	$4,354,292	$(5,440,451)	$(1,086,159)

10.   Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

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Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

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Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

32

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

33

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Semiannual Report

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund

SAR-FHI 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation†

Corporate Bonds	98.6%
Common Stocks††	0.0%
Other assets in excess of liabilities	1.4%
100.0%

Top Holdings†††

First Data Corp., 8.75%, 01/15/22	1.1%
HCA, Inc., 5.00%, 03/15/24	1.1%
HJ Heinz Co., 4.88%, 02/15/25	1.1%
Crimson Merger Sub, Inc., 6.63%, 05/15/22	0.8%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20	0.8%
Energy Transfer Equity LP, 5.88%, 01/15/24	0.8%
DISH DBS Corp., 5.88%, 07/15/22	0.7%
MPH Acquisition Holdings LLC, 6.63%, 04/01/22	0.7%
Reynolds Group Issuer, Inc., 8.25%, 02/15/21	0.7%
AOT Bedding Super Holdings LLC, 8.13%, 10/01/20	0.7%
Other Holdings	91.5%
100.0%

Top Industries†††

Technology	11.2%
Healthcare	9.1%
Media Entertainment	8.4%
Independent Energy	6.3%
Midstream	6.1%
Packaging	5.5%
Automotive	5.0%
Cable Satellite	4.7%
Food & Beverage	4.4%
Gaming	4.0%
Other Industries	35.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,024.10	4.77	0.95
	Hypothetical(a)(b)		1,000.00	1,020.08	4.76	0.95
Class Y Shares	Actual	(a)	1,000.00	1,024.10	4.01	0.80
	Hypothetical(a)(b)		1,000.00	1,020.83	4.01	0.80

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund

Corporate Bonds 98.6%

	Principal Amount	Market Value

Aerospace & Defense 1.0%
KLX, Inc., 5.88%, 12/01/22 (a)	$325,000	$328,214
TransDigm, Inc.,
6.00%, 07/15/22	625,000	617,188
6.50%, 07/15/24	400,000	395,000
6.50%, 05/15/25 (a)	125,000	123,750

		1,464,152

Automotive 4.9%
Affinia Group, Inc., 7.75%, 05/01/21	750,000	783,750
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	575,000	603,750
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (a)	625,000	565,625
International Automotive Components Group SL, 9.13%, 06/01/18 (a)	475,000	484,500
J.B. Poindexter & Co., Inc., 9.00%, 04/01/22 (a)	400,000	428,000
Lear Corp.,
4.75%, 01/15/23	525,000	517,125
5.25%, 01/15/25	400,000	393,000
Motors Liquidation Co., 7.40%, 09/01/25 (b)(c)(d)(e)	2,500,000	0
MPG Holdco I, Inc., 7.38%, 10/15/22	550,000	585,750
Omega US Sub LLC, 8.75%, 07/15/23 (a)	200,000	199,500
Schaeffler Finance BV, 4.25%, 05/15/21 (a)	300,000	292,500
Schaeffler Holding Finance BV,
6.88%, 08/15/18 (a)(f)	275,000	284,625
6.75%, 11/15/22 (a)(f)	875,000	943,906
Stackpole International Intermediate/Stackpole International Powder/Stackpl, 7.75%, 10/15/21 (a)	500,000	492,500
UCI International, Inc., 8.63%, 02/15/19	600,000	534,000
ZF North America Capital, Inc., 4.75%, 04/29/25 (a)	225,000	217,829

		7,326,360

Building Materials 2.3%
Allegion US Holding Co., Inc., 5.75%, 10/01/21	225,000	232,312
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (a)	450,000	457,875
Anixter, Inc., 5.63%, 05/01/19	425,000	451,562

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Materials (continued)
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)	$425,000	$439,238
HD Supply, Inc., 5.25%, 12/15/21 (a)	350,000	354,813
Masonite International Corp., 5.63%, 03/15/23 (a)	100,000	101,625
NCI Building Systems, Inc., 8.25%, 01/15/23 (a)	400,000	426,000
RSI Home Products, Inc., 6.50%, 03/15/23 (a)	400,000	403,000
USG Corp.,
5.88%, 11/01/21 (a)	525,000	552,562
5.50%, 03/01/25 (a)	50,000	49,813

		3,468,800

Cable Satellite 4.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 02/15/23	375,000	365,625
5.75%, 09/01/23	225,000	225,422
5.75%, 01/15/24	775,000	778,875
5.38%, 05/01/25 (a)	125,000	121,719
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.38%Com, 09/15/20 (b)	250,000	0
5.13%, 12/15/21 (a)	750,000	681,094
DISH DBS Corp., 5.88%, 07/15/22	1,125,000	1,102,500
Intelsat Jackson Holdings SA,
6.63%, 12/15/22	425,000	386,750
5.50%, 08/01/23	875,000	774,812
Intelsat Luxembourg SA,
7.75%, 06/01/21	200,000	167,000
8.13%, 06/01/23	400,000	332,000
Numericable Group SA, 6.00%, 05/15/22 (a)	400,000	394,250
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (a)	575,000	600,875
Virgin Media Secured Finance PLC, 5.25%, 01/15/26 (a)	825,000	797,156
Ziggo Bond Finance BV, 5.88%, 01/15/25 (a)	200,000	196,000

		6,924,078

Chemicals 2.2%
Ashland, Inc., 4.75%, 08/15/22	400,000	392,500
Axiall Corp., 4.88%, 05/15/23	75,000	72,375
Compass Minerals International, Inc., 4.88%, 07/15/24 (a)	375,000	369,375
Eagle Spinco, Inc., 4.63%, 02/15/21	275,000	266,750

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Eco Services Operations LLC/Eco Finance Corp., 8.50%, 11/01/22 (a)	$250,000	$251,250
Hexion US Finance Corp., 8.88%, 02/01/18	625,000	564,062
Huntsman International LLC,
4.88%, 11/15/20	100,000	99,750
5.13%, 11/15/22 (a)	325,000	320,125
Platform Specialty Products Corp., 6.50%, 02/01/22 (a)	525,000	542,063
W.R. Grace & Co.-Conn,
5.13%, 10/01/21 (a)	125,000	125,937
5.63%, 10/01/24 (a)	275,000	278,438

		3,282,625

Construction Machinery 0.9%
Jurassic Holdings III, Inc., 6.88%, 02/15/21 (a)	500,000	390,000
United Rentals North America, Inc.,
6.13%, 06/15/23	325,000	331,906
4.63%, 07/15/23	75,000	73,545
5.75%, 11/15/24	325,000	320,125
5.50%, 07/15/25	250,000	241,563

		1,357,139

Consumer Cyclical Services 1.8%
Garda World Security Corp., 7.25%, 11/15/21 (a)	825,000	792,000
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.50%, 05/01/22 (a)	800,000	764,000
IHS, Inc., 5.00%, 11/01/22 (a)	450,000	447,188
Sabre GLBL, Inc., 5.38%, 04/15/23 (a)	150,000	147,750
ServiceMaster Co.,
7.10%, 03/01/18	300,000	315,000
7.45%, 08/15/27	175,000	176,750

		2,642,688

Consumer Products 2.4%
AOT Bedding Super Holdings LLC, 8.13%, 10/01/20 (a)	975,000	1,028,625
FGI Operating Co. LLC/FGI Finance, Inc., 7.88%, 05/01/20	525,000	401,625
First Quality Finance Co., Inc., 4.63%, 05/15/21 (a)	450,000	420,750
Party City Holdings, Inc., 8.88%, 08/01/20	325,000	346,937
Prestige Brands, Inc., 5.38%, 12/15/21 (a)	500,000	500,000
Spectrum Brands, Inc.,
6.13%, 12/15/24 (a)	175,000	183,313
5.75%, 07/15/25 (a)	300,000	304,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Products (continued)
Springs Industries, Inc., 6.25%, 06/01/21	$350,000	$342,125

		3,527,875

Diversified Manufacturing 1.2%
Gardner Denver, Inc., 6.88%, 08/15/21 (a)	525,000	478,406
Milacron LLC/Mcron Finance Corp., 7.75%, 02/15/21 (a)	175,000	180,250
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (a)	475,000	439,375
WESCO Distribution, Inc., 5.38%, 12/15/21	700,000	707,000

		1,805,031

Financial Institutions 3.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 05/15/21 (a)	300,000	301,500
4.63%, 07/01/22	200,000	200,500
Ally Financial, Inc.,
4.13%, 02/13/22	1,000,000	960,000
4.63%, 05/19/22	50,000	49,375
4.63%, 03/30/25	350,000	333,375
CIT Group, Inc.,
5.00%, 08/15/22	850,000	841,500
5.00%, 08/01/23	475,000	467,875
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (a)	550,000	561,000
Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, 07/15/19 (a)(f)	525,000	522,375
International Lease Finance Corp., 5.88%, 08/15/22	600,000	648,000
Onex York Acquisition Corp., 8.50%, 10/01/22 (a)	250,000	220,312
Quicken Loans, Inc., 5.75%, 05/01/25 (a)	575,000	550,563

		5,656,375

Food & Beverage 4.4%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (a)	975,000	982,312
Aramark Services, Inc., 5.75%, 03/15/20	650,000	678,600
B&G Foods, Inc., 4.63%, 06/01/21	325,000	320,125
Dean Foods Co., 6.50%, 03/15/23 (a)	425,000	433,500
HJ Heinz Co., 4.88%, 02/15/25 (a)	1,425,000	1,551,469

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Beverage (continued)
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 05/01/21	$925,000	$911,125
Smithfield Foods, Inc., 6.63%, 08/15/22	800,000	854,000
TreeHouse Foods, Inc., 4.88%, 03/15/22	50,000	50,375
US Foods, Inc., 8.50%, 06/30/19	700,000	729,750

		6,511,256

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., expired maturity, 10.38%, 09/15/07 (b)(d)	100,000	0

Gaming 4.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 05/15/18 (c)	175,000	174,125
Boyd Gaming Corp., 6.88%, 05/15/23	175,000	179,375
Chester Downs & Marina LLC, 9.25%, 02/01/20 (a)	275,000	214,500
Churchill Downs, Inc., 5.38%, 12/15/21	150,000	153,750
GLP Capital LP/GLP Financing II, Inc.,
4.88%, 11/01/20	400,000	407,000
5.38%, 11/01/23	250,000	256,875
MGM Mirage, Inc., 7.75%, 03/15/22	675,000	742,500
MGM Resorts International, 6.00%, 03/15/23	250,000	253,125
Mohegan Tribal Gaming Authority, 9.75%, 09/01/21	350,000	366,625
Penn National Gaming, Inc., 5.88%, 11/01/21	725,000	730,437
Pinnacle Entertainment, Inc., 6.38%, 08/01/21	575,000	610,219
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.50%, 06/15/19 (a)	411,000	432,064
Seminole Indian Tribe of Florida, 7.80%, 10/01/20 (a)	675,000	720,562
Station Casinos LLC, 7.50%, 03/01/21	600,000	642,000

		5,883,157

Healthcare 9.0%
Air Medical Merger Sub Corp., 6.38%, 05/15/23 (a)	425,000	399,500
Amsurg Corp., 5.63%, 07/15/22	600,000	605,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Healthcare (continued)
CHS/Community Health Systems, Inc.,
5.13%, 08/01/21	$300,000	$305,625
6.88%, 02/01/22	725,000	764,875
Crimson Merger Sub, Inc., 6.63%, 05/15/22 (a)	1,325,000	1,162,687
DaVita, Inc.,
5.75%, 08/15/22	550,000	583,000
5.00%, 05/01/25	50,000	48,125
Envision Healthcare Corp., 5.13%, 07/01/22 (a)	700,000	705,250
HCA, Inc.,
4.75%, 05/01/23	200,000	202,500
5.88%, 05/01/23	100,000	106,250
5.00%, 03/15/24	1,550,000	1,577,125
5.38%, 02/01/25	325,000	330,297
5.25%, 04/15/25	300,000	312,000
Hologic, Inc., 5.25%, 07/15/22 (a)	200,000	204,250
LifePoint Hospitals, Inc., 5.50%, 12/01/21	475,000	490,438
MPH Acquisition Holdings LLC, 6.63%, 04/01/22 (a)	1,025,000	1,046,781
Omnicare, Inc., 5.00%, 12/01/24	25,000	26,875
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23 (a)	425,000	431,375
Surgical Care Affiliates, Inc., 6.00%, 04/01/23 (a)	450,000	450,000
Teleflex, Inc., 5.25%, 06/15/24	300,000	303,810
Tenet Healthcare Corp.,
4.50%, 04/01/21	300,000	297,000
4.38%, 10/01/21	675,000	659,812
8.13%, 04/01/22	275,000	300,713
6.75%, 06/15/23 (a)	200,000	204,000
Truven Health Analytics, Inc., 10.63%, 06/01/20	475,000	497,563
United Surgical Partners International, Inc., 9.00%, 04/01/20	700,000	747,250
VWR Funding, Inc., 7.25%, 09/15/17	575,000	594,406

		13,356,757

Hotels, Restaurants & Leisure 0.5%
ESH Hospitality, Inc., 5.25%, 05/01/25 (a)	175,000	170,188
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	500,000	519,350
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (a)	75,000	73,500

		763,038

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Independent Energy 6.2%
Antero Resources Corp., 5.63%, 06/01/23 (a)	$250,000	$241,562
Antero Resources Finance Corp., 6.00%, 12/01/20	575,000	577,875
Approach Resources, Inc., 7.00%, 06/15/21	475,000	427,500
California Resources Corp.,
5.50%, 09/15/21	100,000	87,020
6.00%, 11/15/24	475,000	408,500
Carrizo Oil & Gas, Inc.,
7.50%, 09/15/20	450,000	473,625
6.25%, 04/15/23	75,000	75,187
Chaparral Energy, Inc.,
9.88%, 10/01/20	125,000	101,875
7.63%, 11/15/22	50,000	36,000
Chesapeake Energy Corp.,
6.63%, 08/15/20	325,000	316,875
5.38%, 06/15/21	250,000	226,250
5.75%, 03/15/23	200,000	181,000
CrownRock LP/CrownRock Finance, Inc., 7.75%, 02/15/23 (a)	125,000	133,125
Energy XXI Gulf Coast, Inc.,
7.50%, 12/15/21	300,000	96,750
6.88%, 03/15/24	75,000	24,000
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	225,000	240,457
EP Energy LLC/Everest Acquisition Finance, Inc.,
7.75%, 09/01/22	50,000	52,500
6.38%, 06/15/23 (a)	200,000	200,500
Gulfport Energy Corp.,
7.75%, 11/01/20	325,000	340,437
6.63%, 05/01/23 (a)	125,000	126,563
Halcon Resources Corp., 8.63%, 02/01/20 (a)	175,000	172,812
Laredo Petroleum, Inc.,
5.63%, 01/15/22	150,000	148,500
7.38%, 05/01/22	100,000	105,250
6.25%, 03/15/23	125,000	127,188
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	525,000	425,250
Linn Energy LLC/Linn Energy Finance Corp.,
6.50%, 05/15/19	700,000	565,250
Lone Pine Resources, Inc.,
10.38%, 02/15/17 (b)(c)	25,000	0
Northern Oil and Gas, Inc.,
8.00%, 06/01/20	600,000	546,000
Oasis Petroleum, Inc.,
6.88%, 03/15/22	450,000	456,750
6.88%, 01/15/23	75,000	74,063

Corporate Bonds (continued)

	Principal Amount	Market Value

Independent Energy (continued)
Range Resources Corp.,
5.00%, 08/15/22	$100,000	$98,000
4.88%, 05/15/25 (a)	448,000	435,187
Rice Energy, Inc.,
6.25%, 05/01/22	300,000	297,750
7.25%, 05/01/23 (a)	75,000	76,875
RSP Permian, Inc.,
6.63%, 10/01/22 (a)	225,000	230,063
SandRidge Energy, Inc.,
8.13%, 10/15/22	600,000	256,500
SM Energy Co.,
5.00%, 01/15/24	175,000	165,813
5.63%, 06/01/25	150,000	148,470
W&T Offshore, Inc.,
8.50%, 06/15/19	200,000	138,750
Whiting Petroleum Corp.,
6.25%, 04/01/23 (a)	425,000	421,813

		9,257,885

Industrial — Other 2.6%
ATS Automation Tooling Systems, Inc.,
6.50%, 06/15/23 (a)	225,000	229,781
Belden CDT, Inc.,
5.50%, 09/01/22 (a)	700,000	694,750
Belden, Inc.,
5.25%, 07/15/24 (a)	175,000	169,750
Cleaver-Brooks, Inc.,
8.75%, 12/15/19 (a)	400,000	394,000
Dematic SA/DH Services Luxembourg Sarl,
7.75%, 12/15/20 (a)	750,000	778,125
EnerSys,
5.00%, 04/30/23 (a)	150,000	148,359
Hillman Group, Inc. (The),
6.38%, 07/15/22 (a)	500,000	472,500
Interline Brands, Inc.,
10.00%, 11/15/18 (f)	410,000	428,450
Unifrax I LLC/Unifrax Holding Co.,
7.50%, 02/15/19 (a)	475,000	477,375

		3,793,090

Leisure 1.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
5.25%, 03/15/21	600,000	616,500
Cinemark USA, Inc.,
7.38%, 06/15/21	125,000	132,187
5.13%, 12/15/22	50,000	49,563
HRP Myrtle Beach Operations LLC,
0.00%, 04/01/12 (a)(b)(d)(e)	675,000	0
Regal Cinemas, Inc.,
5.75%, 02/01/25	275,000	268,469

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Leisure (continued)
Regal Entertainment Group,
5.75%, 03/15/22	$75,000	$75,840
Six Flags Entertainment Corp.,
5.25%, 01/15/21 (a)	600,000	613,500

		1,756,059

Media Entertainment 8.3%
Clear Channel Communications, Inc.,
9.00%, 03/01/21	425,000	384,625
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	925,000	963,156
Crown Media Holdings, Inc.,
10.50%, 07/15/19	550,000	580,937
Cumulus Media Holdings, Inc.,
7.75%, 05/01/19	275,000	252,313
Expo Event Transco, Inc.,
9.00%, 06/15/21 (a)	550,000	569,250
Gannett Co., Inc.,
6.38%, 10/15/23	525,000	546,656
5.50%, 09/15/24 (a)	50,000	49,500
Gray Television, Inc.,
7.50%, 10/01/20	650,000	689,000
Lamar Media Corp.,
5.88%, 02/01/22	275,000	284,625
5.00%, 05/01/23	425,000	419,688
Logo Merger Sub Corp.,
8.38%, 10/15/20 (a)	825,000	845,625
Media General Financing Sub, Inc.,
5.88%, 11/15/22 (a)	600,000	607,500
Multi-Color Corp.,
6.13%, 12/01/22 (a)	475,000	485,688
Nexstar Broadcasting, Inc.,
6.13%, 02/15/22 (a)	450,000	456,750
Nielsen Co. Luxembourg SARL (The),
5.50%, 10/01/21 (a)	375,000	378,750
Nielsen Finance LLC/Nielsen Finance Co.,
5.00%, 04/15/22 (a)	700,000	686,000
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.25%, 02/15/22	75,000	75,937
5.63%, 02/15/24	125,000	127,813
5.88%, 03/15/25	450,000	465,750
Radio One, Inc.,
9.25%, 02/15/20 (a)	350,000	318,500
7.38%, 04/15/22 (a)	350,000	343,000
Sinclair Television Group, Inc., 5.63%, 08/01/24 (a)	700,000	684,250
Sirius XM Radio, Inc.,
4.63%, 05/15/23 (a)	575,000	539,781
6.00%, 07/15/24 (a)	725,000	732,250
Time, Inc., 5.75%, 04/15/22 (a)	250,000	241,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Media Entertainment (continued)
Townsquare Media, Inc., 6.50%, 04/01/23 (a)	$375,000	$371,250
Tribune Media Co., 5.88%, 07/15/22 (a)	200,000	201,500

		12,301,969

Metals & Mining 0.4%
ArcelorMittal, 6.13%, 06/01/25	225,000	224,297
Steel Dynamics, Inc.,
5.13%, 10/01/21	125,000	125,250
5.25%, 04/15/23	75,000	74,437
5.50%, 10/01/24	225,000	225,000

		648,984

Midstream 6.0%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 08/01/23	175,000	177,625
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (a)	225,000	231,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (a)	375,000	390,000
Energy Transfer Equity LP, 5.88%, 01/15/24	1,100,000	1,140,700
Ferrellgas LP/Ferrellgas Finance Corp.,
6.75%, 01/15/22	625,000	626,562
6.75%, 06/15/23 (a)	150,000	150,750
Hiland Partners LP/Hiland Partners Finance Corp., 5.50%, 05/15/22 (a)	100,000	104,000
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 03/01/20	500,000	498,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
4.50%, 07/15/23	25,000	24,500
4.88%, 12/01/24	225,000	219,937
4.88%, 06/01/25	350,000	342,125
Regency Energy Partners LP/Regency Energy Finance Corp.,
5.00%, 10/01/22	125,000	126,975
5.50%, 04/15/23	225,000	229,005
4.50%, 11/01/23	300,000	289,500
Rose Rock Midstream LP/Rose Rock Finance Corp.,
5.63%, 07/15/22	425,000	415,437
5.63%, 11/15/23 (a)	250,000	241,875
Sabine Pass Liquefaction LLC,
5.63%, 02/01/21	725,000	739,500
5.63%, 04/15/23	250,000	249,140
5.63%, 03/01/25 (a)	550,000	544,500

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Midstream (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
7.38%, 08/01/21	$92,000	$98,210
5.50%, 06/01/24	700,000	699,650
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
7.50%, 07/01/21	75,000	78,563
5.50%, 08/15/22	325,000	310,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
5.00%, 01/15/18 (a)	100,000	102,250
5.25%, 05/01/23	150,000	148,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
5.50%, 10/15/19 (a)	50,000	51,875
6.13%, 10/15/21	175,000	182,438
6.25%, 10/15/22 (a)	175,000	181,125
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 02/15/23 (a)	375,000	386,250

		8,981,867

Oil Field Services 0.2%
CGG SA, 6.88%, 01/15/22	225,000	186,750
FTS International, Inc., 6.25%, 05/01/22 (a)	225,000	165,375

		352,125

Packaging 5.4%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (a)	1,100,000	1,160,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 06/30/21 (a)	100,000	99,750
Ball Corp., 5.25%, 07/01/25	275,000	271,906
Berry Plastics Corp.,
5.50%, 05/15/22	675,000	677,531
5.13%, 07/15/23	450,000	438,750
BWAY Holding Co., 9.13%, 08/15/21 (a)	675,000	695,250
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	625,000	590,238
Mustang Merger Corp., 8.50%, 08/15/21 (a)	525,000	532,875
Owens-Brockway Glass Container, Inc.,
5.00%, 01/15/22 (a)	75,000	74,063
5.38%, 01/15/25 (a)	400,000	391,000
Pactiv LLC, 7.95%, 12/15/25	250,000	247,500
Reynolds Group Issuer, Inc., 8.25%, 02/15/21	1,000,000	1,037,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Packaging (continued)
Sealed Air Corp.,
4.88%, 12/01/22 (a)	$625,000	$615,625
5.13%, 12/01/24 (a)	325,000	320,531
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22 (a)	900,000	873,000

		8,026,019

Paper 0.7%
Clearwater Paper Corp.,
4.50%, 02/01/23	425,000	402,688
5.38%, 02/01/25 (a)	375,000	367,500
Graphic Packaging International, Inc., 4.88%, 11/15/22	325,000	326,625

		1,096,813

Pharmaceuticals 3.2%
Endo Finance LLC/Endo Finco, Inc., 5.38%, 01/15/23 (a)	150,000	148,125
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 02/01/25 (a)	425,000	431,906
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	475,000	476,188
Jaguar Holding Co. I, 9.38%, 10/15/17 (a)(f)	600,000	612,720
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	400,000	426,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
4.88%, 04/15/20 (a)	75,000	76,316
5.50%, 04/15/25 (a)	150,000	145,500
Quintiles Transnational Corp., 4.88%, 05/15/23 (a)	200,000	201,000
Valeant Pharmaceuticals International, Inc.,
7.50%, 07/15/21 (a)	625,000	672,656
5.50%, 03/01/23 (a)	150,000	151,500
VRX Escrow Corp.,
5.38%, 03/15/20 (a)	50,000	51,625
5.88%, 05/15/23 (a)	750,000	768,750
6.13%, 04/15/25 (a)	650,000	668,688

		4,830,974

Refining 0.3%
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22	175,000	175,000
Tesoro Corp., 5.13%, 04/01/24	325,000	326,625

		501,625

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Restaurants 1.8%
1011778 BC ULC/New Red Finance, Inc.,
4.63%, 01/15/22 (a)	$225,000	$221,625
6.00%, 04/01/22 (a)	1,000,000	1,027,500
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 01/15/20	550,000	576,125
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.88%, 05/15/21 (a)	825,000	833,250

		2,658,500

Retailers 2.9%
Argos Merger Sub, Inc., 7.13%, 03/15/23 (a)	800,000	838,000
Family Tree Escrow LLC,
5.25%, 03/01/20 (a)	50,000	52,312
5.75%, 03/01/23 (a)	325,000	339,625
Jo-Ann Stores Holdings, Inc.,
8.13%, 03/15/19 (a)	200,000	188,250
9.75%, 10/15/19 (a)(f)	275,000	246,125
Limited Brands, Inc., 5.63%, 02/15/22	475,000	499,938
Michaels Stores, Inc., 5.88%, 12/15/20 (a)	700,000	733,250
Neiman Marcus Group Ltd., Inc., 8.75%, 10/15/21 (a)(f)	375,000	402,656
Petco Animal Supplies, Inc., 8.50%, 10/15/17 (a)(f)	550,000	565,125
Rite Aid Corp., 6.13%, 04/01/23 (a)	375,000	386,250

		4,251,531

Technology 11.0%
Advanced Micro Devices, Inc.,
7.50%, 08/15/22	175,000	154,437
7.00%, 07/01/24	425,000	359,125
Audatex North America, Inc.,
6.00%, 06/15/21 (a)	550,000	565,125
6.13%, 11/01/23 (a)	275,000	282,562
Blackboard, Inc., 7.75%, 11/15/19 (a)	275,000	258,500
Blue Coat Holdings, Inc., 8.38%, 06/01/23 (a)	350,000	356,125
BMC Software Finance, Inc., 8.13%, 07/15/21 (a)	550,000	445,500
Boxer Parent Co., Inc., 9.00%, 10/15/19 (a)(f)	575,000	408,250
CDW LLC/CDW Finance Corp.,
5.00%, 09/01/23	300,000	294,750
5.50%, 12/01/24	550,000	544,500
CommScope Holding Co., Inc., 6.63%, 06/01/20 (a)(f)	650,000	674,375

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
CommScope Technologies Finance LLC, 6.00%, 06/15/25 (a)	$325,000	$323,781
Compiler Finance Sub, Inc., 7.00%, 05/01/21 (g)	475,000	361,000
Emdeon, Inc., 11.00%, 12/31/19	300,000	325,500
Entegris, Inc., 6.00%, 04/01/22 (a)	625,000	642,187
First Data Corp., 8.75%, 01/15/22 (a)	1,500,000	1,594,687
IAC/InterActiveCorp., 4.75%, 12/15/22	725,000	710,500
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 05/01/21 (a)(f)	900,000	902,250
Infor US, Inc., 6.50%, 05/15/22 (a)	725,000	737,688
Interactive Data Corp., 5.88%, 04/15/19 (a)	450,000	452,250
Iron Mountain, Inc., 5.75%, 08/15/24	400,000	400,250
Italics Merger Sub, Inc., 7.13%, 07/15/23 (a)	425,000	419,688
Micron Technology, Inc.,
5.25%, 08/01/23 (a)	300,000	287,625
5.25%, 01/15/24 (a)	150,000	141,656
MSCI, Inc., 5.25%, 11/15/24 (a)	125,000	126,563
NCR Corp.,
4.63%, 02/15/21	200,000	200,500
5.88%, 12/15/21	50,000	51,500
5.00%, 07/15/22	325,000	329,469
Nuance Communications, Inc., 5.38%, 08/15/20 (a)	650,000	653,250
NXP BV/NXP Funding LLC, 5.75%, 03/15/23 (a)	200,000	208,000
Open Text Corp., 5.63%, 01/15/23 (a)	300,000	297,000
Sensata Technologies BV,
5.63%, 11/01/24 (a)	125,000	129,375
5.00%, 10/01/25 (a)	275,000	267,781
SS&C Technologies Holdings, Inc., 5.88%, 07/15/23 (a)	125,000	126,250
SunGard Data Systems, Inc., 6.63%, 11/01/19	825,000	851,813
Syniverse Holdings, Inc., 9.13%, 01/15/19 (c)	600,000	528,000
TransUnion Holding Co., Inc., 8.13%, 06/15/18	150,000	153,300
VeriSign, Inc., 5.25%, 04/01/25 (a)	250,000	249,375
Zebra Technologies Corp., 7.25%, 10/15/22 (a)	500,000	541,250

		16,355,737

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Transportation Services 0.4%
Hertz Corp. (The), 6.25%, 10/15/22	$575,000	$583,625

Utility — Electric 0.6%
Calpine Corp.,
5.88%, 01/15/24 (a)	175,000	185,062
5.75%, 01/15/25	475,000	461,938
FPL Energy National Wind Portfolio LLC, 6.13%, 03/25/19 (g)	17,249	17,249
TerraForm Power Operating LLC, 5.88%, 02/01/23 (a)	250,000	253,750

		917,999

Wireless Communications 3.7%
Altice SA,
7.75%, 05/15/22 (a)	600,000	580,500
7.63%, 02/15/25 (a)	325,000	305,500
Altice US Finance I Corp., 5.38%, 07/15/23 (a)	275,000	268,125
Altice US Finance II Corp., 7.75%, 07/15/25 (a)	200,000	194,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20	375,000	390,000
Sprint Capital Corp., 6.88%, 11/15/28	1,100,000	946,000
Sprint Corp.,
7.88%, 09/15/23	350,000	341,355
7.13%, 06/15/24	900,000	834,840
T-Mobile USA, Inc.,
6.63%, 04/28/21	50,000	51,875
6.13%, 01/15/22	125,000	129,062
6.73%, 04/28/22	50,000	52,125
6.00%, 03/01/23	100,000	102,375
6.63%, 04/01/23	850,000	882,938
6.84%, 04/28/23	250,000	262,812
6.38%, 03/01/25	150,000	153,375

		5,494,882

Wireline Communications 0.6%
Level 3 Communications, Inc., 5.75%, 12/01/22	375,000	372,187
Level 3 Financing, Inc., 5.38%, 05/01/25 (a)	550,000	530,063

		902,250

Total Corporate Bonds (cost $150,082,221)		146,681,265

Common Stocks 0.0%†

	Shares	Market Value

Independent Energy 0.0%†
Lone Pine Resources, Inc.* (b)(c)	3,118	$5,675

Total Common Stocks (cost $7,500)		5,675

Total Investments (cost $150,089,721) (h) — 98.6%		146,686,940
Other assets in excess of liabilities — 1.4%		2,145,721

NET ASSETS — 100.0%		$148,832,661

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $74,060,051 which represents 49.76% of net assets.

(b)	Fair valued security.

(c)	Illiquid security.

(d)	Security in default.

(e)	Restricted security.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(g)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $378,249 which represents 0.25% of net assets.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund
Assets:
Investments, at value (cost $150,089,721)	$146,686,940
Cash	141,773
Interest receivable	2,445,837
Receivable for investments sold	148,891
Receivable for capital shares issued	92,468
Prepaid expenses	1,052

Total Assets	149,516,961

Liabilities:
Payable for investments purchased	325,000
Payable for capital shares redeemed	208,834
Accrued expenses and other payables:
Investment advisory fees	87,168
Fund administration fees	9,262
Administrative servicing fees	23,933
Accounting and transfer agent fees	927
Custodian fees	444
Compliance program costs (Note 3)	153
Professional fees	18,947
Printing fees	9,551
Other	81

Total Liabilities	684,300

Net Assets	$148,832,661

Represented by:
Capital	$146,711,750
Accumulated undistributed net investment income	5,095,129
Accumulated net realized gains from investments	428,563
Net unrealized appreciation/(depreciation) from investments	(3,402,781)

Net Assets	$148,832,661

Net Assets:
Class I Shares	$148,431,074
Class Y Shares	401,587

Total	$148,832,661

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	21,797,964
Class Y Shares	58,944

Total	21,856,908

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.81
Class Y Shares	$6.81

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$5,169,734
Dividend income	148,782

Total Income	5,318,516

EXPENSES:
Investment advisory fees	567,764
Fund administration fees	56,586
Administrative servicing fees Class I Shares	125,480
Professional fees	20,838
Printing fees	10,297
Trustee fees	2,465
Custodian fees	3,451
Accounting and transfer agent fees	4,610
Compliance program costs (Note 3)	323
Other	3,516

Total expenses before and expenses reimbursed	795,330

Expenses reimbursed by adviser (Note 3)	(1,637)

Net Expenses	793,693

NET INVESTMENT INCOME	4,524,823

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(908,258)
Net change in unrealized appreciation/(depreciation) from investments	307,529

Net realized/unrealized losses from investments	(600,729)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,924,094

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$4,524,823	$10,461,070
Net realized gains/(losses) from investments	(908,258)	5,038,476
Net change in unrealized appreciation/(depreciation) from investments	307,529	(10,353,364)

Change in net assets resulting from operations	3,924,094	5,146,182

Distributions to Shareholders From:
Net investment income:
Class I	–	(7,441,362)
Class III (a)	–	(3,295,133)
Class Y	–	(16,476	)(b)

Change in net assets from shareholder distributions	–	(10,752,971)

Change in net assets from capital transactions	(5,867,606)	(45,560,309)

Change in net assets	(1,943,512)	(51,167,098)

Net Assets:
Beginning of period	150,776,173	201,943,271

End of period	$148,832,661	$150,776,173

Accumulated undistributed net investment income at end of period	$5,095,129	$570,306

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$36,274,892	$44,203,608
Proceeds from shares issued from class conversion	–	149,525,537
Dividends reinvested	–	7,441,362
Cost of shares redeemed	(42,128,785)	(98,274,518)

Total Class I Shares	(5,853,893)	102,895,989

Class III Shares (a)
Proceeds from shares issued	–	8,366,334
Dividends reinvested	–	3,295,133
Cost of shares redeemed in class conversion	–	(149,525,537)
Cost of shares redeemed	–	(11,024,845)

Total Class III Shares	–	(148,888,915)

Class Y Shares
Proceeds from shares issued	20,330	1,419,827	(b)
Dividends reinvested	–	16,476	(b)
Cost of shares redeemed	(34,043)	(1,003,686	)(b)

Total Class Y Shares	(13,713)	432,617	(b)

Change in net assets from capital transactions	$(5,867,606)	$(45,560,309)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

15

Statements of Changes in Net Assets (Continued)

	Federated NVIT High Income Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	5,360,965	6,293,274
Issued in class conversion	–	21,431,515
Reinvested	–	1,122,904
Redeemed	(6,174,067)	(14,124,569)

Total Class I Shares	(813,102)	14,723,124

Class III Shares (a)
Issued	–	1,192,396
Reinvested	–	472,759
Redeemed in class conversion	–	(21,449,039)
Redeemed	–	(1,574,732)

Total Class III Shares	–	(21,358,616)

Class Y Shares
Issued	2,982	201,464	(b)
Reinvested	–	2,515	(b)
Redeemed	(5,034)	(142,983	)(b)

Total Class Y Shares	(2,052)	60,996	(b)

Total change in shares	(815,154)	(6,574,496)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$6.65	0.18	(0.02)	0.16	–	–	–	$6.81	2.41%		$148,431,074	0.95%	5.40%	0.95%	29.62%
Year Ended December 31, 2014 (e)	$6.91	0.39	(0.22)	0.17	(0.43)	(0.43)	–	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%
Year Ended December 31, 2013 (e)	$6.90	0.44	0.05	0.49	(0.48)	(0.48)	–	$6.91	7.07%		$54,496,968	0.95%	6.18%	0.95%	36.66%
Year Ended December 31, 2012 (e)	$6.54	0.50	0.45	0.95	(0.59)	(0.59)	–	$6.90	14.56%		$69,007,867	0.93%	7.10%	0.93%	44.83%
Year Ended December 31, 2011 (e)	$6.85	0.52	(0.28)	0.24	(0.56)	(0.56)	0.01	$6.54	3.82%		$63,005,092	0.92%	7.69%	0.92%	63.88%
Year Ended December 31, 2010 (e)	$6.60	0.57	0.25	0.82	(0.59)	(0.59)	0.02	$6.85	13.15%		$76,634,315	0.92%	8.41%	0.92%	80.77%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$6.65	0.19	(0.03)	0.16	–	–	–	$6.81	2.41%		$401,587	0.80%	5.56%	0.80%	29.62%
Period Ended December 31, 2014 (e)(f)	$6.98	0.26	(0.31)	(0.05)	(0.28)	(0.28)	–	$6.65	(0.59%	)	$405,554	0.80%	5.65%	0.80%	41.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income and Moderate Growth Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$—	$—	$5,675	$5,675
Corporate Bonds
Aerospace & Defense	—	1,464,152	—	1,464,152
Automotive	—	7,326,360	—	7,326,360
Building Materials	—	3,468,800	—	3,468,800
Cable Satellite	—	6,924,078	—	6,924,078
Chemicals	—	3,282,625	—	3,282,625
Construction Machinery	—	1,357,139	—	1,357,139
Consumer Cyclical Services	—	2,642,688	—	2,642,688
Consumer Products	—	3,527,875	—	3,527,875
Diversified Manufacturing	—	1,805,031	—	1,805,031
Financial Institutions	—	5,656,375	—	5,656,375
Food & Beverage	—	6,511,256	—	6,511,256
Food & Staples Retailing	—	—	—	—
Gaming	—	5,883,157	—	5,883,157
Healthcare	—	13,356,757	—	13,356,757
Hotels, Restaurants & Leisure	—	763,038	—	763,038
Independent Energy	—	9,257,885	—	9,257,885
Industrial—Other	—	3,793,090	—	3,793,090
Leisure	—	1,756,059	—	1,756,059
Media Entertainment	—	12,301,969	—	12,301,969
Metals & Mining	—	648,984	—	648,984
Midstream	—	8,981,867	—	8,981,867
Oil Field Services	—	352,125	—	352,125
Packaging	—	8,026,019	—	8,026,019
Paper	—	1,096,813	—	1,096,813
Pharmaceuticals	—	4,830,974	—	4,830,974
Refining	—	501,625	—	501,625
Restaurants	—	2,658,500	—	2,658,500
Retailers	—	4,251,531	—	4,251,531
Technology	—	16,355,737	—	16,355,737
Transportation Services	—	583,625	—	583,625
Utility—Electric	—	917,999	—	917,999
Wireless Communications	—	5,494,882	—	5,494,882
Wireline Communications	—	902,250	—	902,250
Total Corporate Bonds	$—	$146,681,265	$—	$146,681,265
Total	$—	$146,681,265	$5,675	$146,686,940

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stock	Total
Balance as of 12/31/14	$2,899	$2,899
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	(599,988)	(599,988)
Change in Net Appreciation/(Depreciation)	602,776	602,776
Purchase*	—	—
Sales	(12)	(12)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$5,675	$5,675

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Restricted Securities

At June 30, 2015, the Fund owned restricted private placement instruments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at June 30, 2015 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	2,500,000	4/21/2011	$—	$—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	575,000	3/23/2006	575,000	—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	100,000	10/29/2007	99,170	—	0.00%
Total					$674,170	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.68%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Effective May 1, 2015, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended June 30, 2015 Amount(a)	Total
$1,637	$1,637

(a)	For the period from May 1, 2015 through June 30, 2015.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, NFM earned $56,586 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $323.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2015 the Fund’s total administrative services fees were $125,480.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class I shares.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $19,455.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $48,017,995 and sales of $49,202,313 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$150,089,721	$1,914,547	$(5,317,328)	$(3,402,781)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

27

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

28

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

29

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

31

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

33

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

34

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

35

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

36

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

38

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

39

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

SAR-ID-AG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	90.1%
Fixed Income Funds	10.0%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	37.0%
NVIT International Index Fund, Class Y	29.0%
NVIT Mid Cap Index Fund, Class Y	13.0%
NVIT Small Cap Index Fund, Class Y	11.0%
NVIT Bond Index Fund, Class Y	6.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,030.20	2.97	0.59
	Hypothetical	(b)(c)	1,000.00	1,021.87	2.96	0.59
Class P Shares	Actual	(b)	1,000.00	1,031.10	2.22	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.61	2.21	0.44

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 90.1%
NVIT International Index Fund, Class Y (a)	9,488,156	$90,991,419
NVIT Mid Cap Index Fund, Class Y (a)	1,561,781	40,793,723
NVIT S&P 500 Index Fund, Class Y (a)	8,018,140	116,102,669
NVIT Small Cap Index Fund, Class Y (a)	2,377,271	34,517,978

Total Equity Funds (cost $203,095,458)		282,405,789

Fixed Income Funds 10.0%
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,236,387	12,586,417
NVIT Bond Index Fund, Class Y (a)	1,762,979	18,828,614

Total Fixed Income Funds (cost $31,547,689)		31,415,031

Total Mutual Funds (cost $234,643,147)		313,820,820

Total Investments (cost $234,643,147) (b) — 100.1%		313,820,820
Liabilities in excess of other assets — (0.1)%		(170,989)

NET ASSETS — 100.0%		$313,649,831

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $234,643,147)	$313,820,820
Receivable for investments sold	2,145,291
Receivable for capital shares issued	127,374
Prepaid expenses	1,955

Total Assets	316,095,440

Liabilities:
Payable for capital shares redeemed	2,271,721
Accrued expenses and other payables:
Investment advisory fees	34,426
Fund administration fees	8,929
Distribution fees	66,205
Administrative servicing fees	45,217
Accounting and transfer agent fees	82
Custodian fees	2,169
Compliance program costs (Note 3)	287
Professional fees	8,108
Printing fees	8,393
Other	72

Total Liabilities	2,445,609

Net Assets	$313,649,831

Represented by:
Capital	$236,674,629
Accumulated net investment loss	(596,127)
Accumulated net realized losses from affiliated investments	(1,606,344)
Net unrealized appreciation/(depreciation) from investments in affiliates	79,177,673

Net Assets	$313,649,831

Net Assets:
Class II Shares	$306,194,418
Class P Shares	7,455,413

Total	$313,649,831

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	22,980,914
Class P Shares	561,200

Total	23,542,114

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.32
Class P Shares	$13.28

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$196,002

Total Income	196,002

EXPENSES:
Investment advisory fees	208,638
Fund administration fees	54,229
Distribution fees Class II Shares	392,674
Distribution fees Class P Shares	8,557
Administrative servicing fees Class II Shares	235,605
Professional fees	11,995
Printing fees	7,368
Trustee fees	4,571
Custodian fees	6,015
Accounting and transfer agent fees	327
Compliance program costs (Note 3)	622
Other	4,689

Total expenses before earnings credit	935,290

Earnings credit (Note 5)	(19)

Net Expenses	935,271

NET INVESTMENT LOSS	(739,269)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	10,117,359
Net change in unrealized appreciation/(depreciation) from investments in affiliates	379,991

Net realized/unrealized gains from affiliated investments	10,497,350

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,758,081

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(739,269)	$5,294,954
Net realized gains from affiliated investments	10,117,359	27,336,314
Net change in unrealized appreciation/(depreciation) from investments in affiliates	379,991	(15,871,797)

Change in net assets resulting from operations	9,758,081	16,759,471

Distributions to Shareholders From:
Net investment income:
Class II	–	(5,303,348)
Class P	–	(109,610)
Class VI (a)	–	(18,987)

Change in net assets from shareholder distributions	–	(5,431,945)

Change in net assets from capital transactions	(20,379,832)	(37,697,219)

Change in net assets	(10,621,751)	(26,369,693)

Net Assets:
Beginning of period	324,271,582	350,641,275

End of period	$313,649,831	$324,271,582

Accumulated undistributed net investment income/(loss) at end of period	$(596,127)	$143,142

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$11,885,992	$21,243,768
Proceeds from shares issued from class conversion	–	8,104,326
Dividends reinvested	–	5,303,348
Cost of shares redeemed	(33,187,693)	(67,398,569)

Total Class II Shares	(21,301,701)	(32,747,127)

Class P Shares
Proceeds from shares issued	1,011,460	3,624,268
Dividends reinvested	–	109,610
Cost of shares redeemed	(89,591)	(306,458)

Total Class P Shares	921,869	3,427,420

Class VI Shares (a)
Proceeds from shares issued	–	760,723
Dividends reinvested	–	18,987
Cost of shares redeemed in class conversion	–	(8,104,326)
Cost of shares redeemed	–	(1,052,896)

Total Class VI Shares	–	(8,377,512)

Change in net assets from capital transactions	$(20,379,832)	$(37,697,219)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	893,449	1,670,594
Issued in class conversion	–	645,593
Reinvested	–	408,684
Redeemed	(2,498,989)	(5,264,216)

Total Class II Shares	(1,605,540)	(2,539,345)

Class P Shares
Issued	75,578	284,498
Reinvested	–	8,467
Redeemed	(6,733)	(24,185)

Total Class P Shares	68,845	268,780

Class VI Shares (a)
Issued	–	62,288
Reinvested	–	1,516
Redeemed in class conversion	–	(650,218)
Redeemed	–	(86,575)

Total Class VI Shares	–	(672,989)

Total change in shares	(1,536,695)	(2,943,554)

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (d)
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$12.93	(0.03)	0.42	0.39	–	–	–	$13.32	3.02%	$306,194,419	0.59%	(0.46%)	0.59%	3.56%
Year Ended December 31, 2014 (e)	$12.52	0.20	0.42	0.62	(0.21)	(0.21)	–	$12.93	4.99%	$317,928,316	0.58%	1.57%	0.58%	15.54%
Year Ended December 31, 2013 (e)	$9.99	0.17	2.55	2.72	(0.19)	(0.19)	–	$12.52	27.25%	$339,488,645	0.59%	1.50%	0.59%	6.27%
Year Ended December 31, 2012 (e)	$8.75	0.13	1.26	1.39	(0.15)	(0.15)	–	$9.99	15.90%	$323,279,707	0.59%	1.42%	0.59%	6.83%
Year Ended December 31, 2011 (e)	$9.27	0.13	(0.48)	(0.35)	(0.17)	(0.17)	–	$8.75	(3.93%)	$358,725,719	0.58%	1.36%	0.58%	15.64%
Year Ended December 31, 2010 (e)	$8.23	0.12	1.06	1.18	(0.14)	(0.14)	–	$9.27	14.63%	$455,359,563	0.58%	1.38%	0.58%	7.86%

Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$12.88	(0.02)	0.42	0.40	–	–	–	$13.28	3.11%	$7,455,413	0.44%	(0.31%)	0.44%	3.56%
Year Ended December 31, 2014 (e)	$12.48	0.26	0.38	0.64	(0.24)	(0.24)	–	$12.88	5.13%	$6,343,266	0.43%	2.07%	0.43%	15.54%
Year Ended December 31, 2013 (e)	$9.97	0.30	2.43	2.73	(0.22)	(0.22)	–	$12.48	27.39%	$2,789,521	0.43%	2.62%	0.43%	6.27%
Period Ended December 31, 2012 (e)(f)	$9.66	0.30	0.20	0.50	(0.19)	(0.19)	–	$9.97	5.13%	$757,616	0.44%	4.67%	0.44%	6.83%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and no not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs as described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate is 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $54,229 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $622.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $235,605.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT International Index Fund, Class Y	$90,569,059	$4,525,437	$9,742,316	$—	$1,457,401	$—	$90,991,419
NVIT Mid Cap Index Fund, Class Y	42,249,244	809,492	3,968,245	—	2,102,905	—	40,793,723
NVIT S&P 500 Index Fund, Class Y	119,999,215	2,924,170	8,312,461	—	2,266,392	—	116,102,669
NVIT Small Cap Index Fund, Class Y	39,007,397	1,205,796	7,504,229	—	4,215,242	—	34,517,978
Nationwide Core Plus Bond Fund, Institutional Class	13,085,615	660,159	1,031,567	196,002	2,902	—	12,586,417
NVIT Bond Index Fund, Class Y	19,542,149	1,310,582	2,006,027	—	72,517	—	18,828,614

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Amounts designated as “—” are zero or have been rounded to zero

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $11,435,636 and sales of $32,564,845 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$245,413,480	$68,557,984	$(150,644)	$68,407,340

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

17

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

18

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

20

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

24

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

25

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

26

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

27

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

28

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

29

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

30

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

31

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Balanced Fund

SAR-ID-BAL 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation†

Equity Funds	49.3%
Fixed Income Funds	38.5%
Fixed Contract	12.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	26.4%
NVIT S&P 500 Index Fund, Class Y	19.8%
NVIT International Index Fund, Class Y	14.8%
Nationwide Fixed Contract	12.1%
NVIT Mid Cap Index Fund, Class Y	7.9%
Nationwide Core Plus Bond Fund, Institutional Class	7.1%
NVIT Short Term Bond Fund, Class Y	5.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.9%
NVIT Small Cap Index Fund, Class Y	2.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,015.50	2.85	0.57
	Hypothetical	(b)(c)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(b)	1,000.00	1,016.80	2.10	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Balanced Fund

Mutual Funds 87.8%

	Shares	Market Value

Equity Funds 49.3%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,861,822	$52,289,076
NVIT International Index Fund, Class Y (a)	20,438,222	196,002,549
NVIT Mid Cap Index Fund, Class Y (a)	4,007,969	104,688,140
NVIT S&P 500 Index Fund, Class Y (a)	18,119,060	262,363,982
NVIT Small Cap Index Fund, Class Y (a)	2,686,080	39,001,887

Total Equity Funds (cost $517,956,915)		654,345,634

Fixed Income Funds 38.5%
Nationwide Core Plus Bond Fund, Institutional Class (a)	9,266,051	94,328,396
NVIT Bond Index Fund, Class Y (a)	32,810,746	350,418,773
NVIT Short Term Bond Fund, Class Y (a)	6,394,733	67,144,695

Total Fixed Income Funds (cost $516,305,191)		511,891,864

Total Mutual Funds (cost $1,034,262,106)		1,166,237,498

Fixed Contract 12.2%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$161,235,264	161,235,264

Total Fixed Contract (cost $161,235,264)		161,235,264

Total Investments (cost $1,195,497,370) (d) — 100.0%		1,327,472,762
Liabilities in excess of other assets — 0.0%†		(623,201)

NET ASSETS — 100.0%		$1,326,849,561

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Balanced Fund
Assets:
Investments in affiliates, at value (cost $1,195,497,370)	$1,327,472,762
Receivable for capital shares issued	1,403,268
Prepaid expenses	12,242

Total Assets	1,328,888,272

Liabilities:
Payable for investments purchased	1,398,310
Payable for capital shares redeemed	1,016
Accrued expenses and other payables:
Investment advisory fees	143,781
Fund administration fees	27,013
Distribution fees	276,503
Administrative servicing fees	165,220
Accounting and transfer agent fees	134
Custodian fees	7,338
Compliance program costs (Note 3)	1,108
Professional fees	8,299
Printing fees	9,841
Other	148

Total Liabilities	2,038,711

Net Assets	$1,326,849,561

Represented by:
Capital	$1,147,495,017
Accumulated undistributed net investment income	1,288,536
Accumulated net realized gains from affiliated investments	46,090,616
Net unrealized appreciation/(depreciation) from investments in affiliates	131,975,392

Net Assets	$1,326,849,561

Net Assets:
Class II Shares	$1,323,270,752
Class P Shares	3,578,809

Total	$1,326,849,561

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	84,206,069
Class P Shares	228,017

Total	84,434,086

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.71
Class P Shares	$15.70

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Interest income from affiliates	$2,635,148
Dividend income from affiliates	1,665,855

Total Income	4,301,003

EXPENSES:
Investment advisory fees	844,077
Fund administration fees	159,016
Distribution fees Class II Shares	1,618,885
Distribution fees Class P Shares	4,356
Administrative servicing fees Class II Shares	982,676
Professional fees	27,713
Printing fees	8,872
Trustee fees	18,555
Custodian fees	23,361
Accounting and transfer agent fees	490
Compliance program costs (Note 3)	2,487
Other	15,160

Total Expenses	3,705,648

NET INVESTMENT INCOME	595,355

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	17,401,943
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,576,521

Net realized/unrealized gains from affiliated investments	18,978,464

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,573,819

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$595,355	$20,425,038
Net realized gains from affiliated investments	17,401,943	29,247,061
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,576,521	1,949,192

Change in net assets resulting from operations	19,573,819	51,621,291

Distributions to Shareholders From:
Net investment income:
Class II	–	(20,799,485)
Class P	–	(55,839)
Class VI (a)	–	(2,290)
Net realized gains:
Class II	–	(4,399,204)
Class P	–	(9,910)
Class VI (a)	–	–

Change in net assets from shareholder distributions	–	(25,266,728)

Change in net assets from capital transactions	58,057,959	156,062,894

Change in net assets	77,631,778	182,417,457

Net Assets:
Beginning of period	1,249,217,783	1,066,800,326

End of period	$1,326,849,561	$1,249,217,783

Accumulated undistributed net investment income at end of period	$1,288,536	$693,181

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$84,935,408	$145,887,451
Proceeds from shares issued from class conversion	–	1,503,923
Dividends reinvested	–	25,198,689
Cost of shares redeemed	(27,271,251)	(14,200,569)

Total Class II Shares	57,664,157	158,389,494

Class P Shares
Proceeds from shares issued	773,042	1,483,206
Dividends reinvested	–	65,749
Cost of shares redeemed	(379,240)	(2,524,498)

Total Class P Shares	393,802	(975,543)

Class VI Shares (a)
Proceeds from shares issued	–	308,035
Dividends reinvested	–	2,290
Cost of shares redeemed in class conversion	–	(1,503,923)
Cost of shares redeemed	–	(157,459)

Total Class VI Shares	–	(1,351,057)

Change in net assets from capital transactions	$58,057,959	$156,062,894

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Balanced Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	5,374,084	9,475,073
Issued in class conversion	–	98,697
Reinvested	–	1,623,672
Redeemed	(1,716,773)	(922,116)

Total Class II Shares	3,657,311	10,275,326

Class P Shares
Issued	48,974	96,847
Reinvested	–	4,245
Redeemed	(23,932)	(167,772)

Total Class P Shares	25,042	(66,680)

Class VI Shares (a)
Issued	–	20,168
Reinvested	–	150
Redeemed in class conversion	–	(98,699)
Redeemed	–	(10,423)

Total Class VI Shares	–	(88,804)

Total change in shares	3,682,353	10,119,842

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

9

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Balanced Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$19,573,819
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(172,234,575)
Proceeds from disposition of affiliated investments	117,860,325
Reinvestment of dividend income from affiliates	(1,665,855)
Reinvestment of interest income from affiliates	(2,635,148)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(1,576,521)
Net realized gain from investment transactions with affiliates	(17,401,943)
Increase in prepaid expenses	(10,366)
Increase in payable for investments purchased	427,456
Increase in investment advisory fees	6,643
Increase in fund administration fees	928
Increase in distribution fees	12,772
Increase in administrative servicing fees	18,060
Decrease in accounting and transfer agent fees	(89)
Increase in custodian fees	3,786
Increase in compliance program costs	122
Decrease in professional fees	(6,368)
Increase in printing fees	1,762
Decrease in other payables	(1,369)

Net cash used in operating activities	(57,626,561)

Cash flows provided by financing activities:
Proceeds from shares issued	85,276,766
Payable for capital shares redeemed	(27,650,205)

Net cash provided by financing activities	57,626,561

Net increase in cash	–

Cash:
Beginning of period	–

End of period	$–

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (d)
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$15.47	0.01	0.23	0.24	–	–	–	–	$15.71	1.55%	$1,323,270,752	0.57%	0.09%	0.57%	9.03%
Year Ended December 31, 2014 (e)	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	–	$15.47	4.59%	$1,246,083,979	0.57%	1.75%	0.57%	18.34%
Year Ended December 31, 2013 (e)	$13.65	0.26	1.57	1.83	(0.25)	(0.13)	(0.38)	–	$15.10	13.42%	$1,061,392,009	0.57%	1.81%	0.57%	4.07%
Year Ended December 31, 2012 (e)	$12.82	0.27	0.93	1.20	(0.23)	(0.14)	(0.37)	–	$13.65	9.39%	$745,443,923	0.58%	2.00%	0.58%	6.08%
Year Ended December 31, 2011 (e)	$12.99	0.24	(0.11)	0.13	(0.28)	(0.02)	(0.30)	–	$12.82	0.88%	$501,888,883	0.58%	1.84%	0.58%	11.93%
Year Ended December 31, 2010 (e)	$12.03	0.25	0.91	1.16	(0.17)	(0.03)	(0.20)	–	$12.99	9.81%	$283,290,549	0.61%	2.00%	0.61%	4.07%

Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$15.44	0.02	0.24	0.26	–	–	–	–	$15.70	1.68%	$3,578,809	0.42%	0.25%	0.42%	9.03%
Year Ended December 31, 2014 (e)	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	–	$15.44	4.69%	$3,133,804	0.42%	2.11%	0.42%	18.34%
Year Ended December 31, 2013 (e)	$13.63	0.35	1.50	1.85	(0.27)	(0.13)	(0.40)	–	$15.08	13.63%	$4,066,929	0.42%	2.41%	0.42%	4.07%
Period Ended December 31, 2012 (e)(f)	$13.58	0.33	0.12	0.45	(0.26)	(0.14)	(0.40)	–	$13.63	3.34%	$881,912	0.43%	3.68%	0.43%	6.08%

Amounts designated as “–” are zero or have been rounded to zero

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$161,235,264	$161,235,264
Mutual Funds	1,166,237,498	—	—	1,166,237,498
Total	$1,166,237,498	$—	$161,235,264	$1,327,472,762

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$149,115,183	$149,115,183
Interest Income from Affiliates	2,635,148	2,635,148
Purchases	11,046,401	11,046,401
Sales	(1,561,468)	(1,561,468)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$161,235,264	$161,235,264

Amounts designated as “—” are zero or have been rounded to zero.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$161,235,264	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.40 - 3.50% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $159,016 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,487.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services were $982,676.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4. Investments	in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$36,878,080	$17,683,601	$778,179	$532,292	$42,543	$—	$52,289,076
NVIT International Index Fund, Class Y	172,709,366	22,147,266	9,841,353	—	2,361,356	—	196,002,549
NVIT Mid Cap Index Fund, Class Y	114,169,404	1,447,190	15,836,532	—	6,029,132	—	104,688,140
NVIT S&P 500 Index Fund, Class Y	250,346,758	14,530,752	5,740,043	—	2,652,918	—	262,363,982
NVIT Small Cap Index Fund, Class Y	51,605,163	674,481	15,831,695	—	6,249,912	—	39,001,887
Nationwide Core Plus Bond Fund, Institutional Class	61,482,240	34,082,415	—	1,133,563	—	—	94,328,396
NVIT Bond Index Fund, Class Y	288,158,749	65,184,433	1,661,880	—	13,990	—	350,418,773
NVIT Short Term Bond Fund, Class Y	125,354,102	7,103,891	66,609,175	—	52,092	—	67,144,695
Nationwide Fixed Contract	149,115,183	11,046,401	1,561,468	2,635,148	—	—	161,235,264

Amounts designated as “—” are zero or have been rounded to zero.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2016. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $173,900,430 and sales of $117,860,325 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,195,779,341	$136,115,586	$(4,422,165)	$131,693,421

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

32

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

33

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

SAR-ID-CAP 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation†

Equity Funds	69.6%
Fixed Income Funds	25.3%
Fixed Contract	5.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	29.8%
NVIT International Index Fund, Class Y	20.8%
NVIT Bond Index Fund, Class Y	17.2%
NVIT Mid Cap Index Fund, Class Y	11.0%
Nationwide Fixed Contract	5.1%
NVIT Small Cap Index Fund, Class Y	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
NVIT Short Term Bond Fund, Class Y	3.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,021.30	2.86	0.57
	Hypothetical	(b)(c)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(b)	1,000.00	1,022.50	2.11	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund

Mutual Funds 94.9%

	Shares	Market Value

Equity Funds 69.6%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,385,954	$45,845,823
NVIT International Index Fund, Class Y (a)	33,483,446	321,106,248
NVIT Mid Cap Index Fund, Class Y (a)	6,496,485	169,688,192
NVIT S&P 500 Index Fund, Class Y (a)	31,807,941	460,578,991
NVIT Small Cap Index Fund, Class Y (a)	5,364,648	77,894,695

Total Equity Funds (cost $793,018,154)		1,075,113,949

Fixed Income Funds 25.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,596,503	77,332,398
NVIT Bond Index Fund, Class Y (a)	24,865,930	265,568,138
NVIT Short Term Bond Fund, Class Y (a)	4,491,254	47,158,168

Total Fixed Income Funds (cost $394,215,742)		390,058,704

Total Mutual Funds (cost $1,187,233,896)		1,465,172,653

Fixed Contract 5.1%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$78,716,054	78,716,054

Total Fixed Contract (cost $78,716,054)		78,716,054

Total Investments (cost $1,265,949,950) (d) — 100.0%		1,543,888,707
Liabilities in excess of other assets — 0.0%†		(727,917)

NET ASSETS — 100.0%		$1,543,160,790

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $1,265,949,950)	$1,543,888,707
Receivable for capital shares issued	1,442,347
Prepaid expenses	9,821

Total Assets	1,545,340,875

Liabilities:
Payable for investments purchased	1,433,952
Payable for capital shares redeemed	3,819
Accrued expenses and other payables:
Investment advisory fees	166,959
Fund administration fees	30,846
Distribution fees	321,079
Administrative servicing fees	192,228
Accounting and transfer agent fees	176
Custodian fees	9,572
Compliance program costs (Note 3)	1,340
Professional fees	9,674
Printing fees	10,283
Other	157

Total Liabilities	2,180,085

Net Assets	$1,543,160,790

Represented by:
Capital	$1,186,879,330
Accumulated net investment loss	(672,803)
Accumulated net realized gains from affiliated investments	79,015,506
Net unrealized appreciation/(depreciation) from investments in affiliates	277,938,757

Net Assets	$1,543,160,790

Net Assets:
Class II Shares	$1,539,377,221
Class P Shares	3,783,569

Total	$1,543,160,790

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	84,578,857
Class P Shares	208,282

Total	84,787,139

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$18.20
Class P Shares	$18.17

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,624,067
Interest income from affiliates	1,304,437

Total Income	2,928,504

EXPENSES:
Investment advisory fees	1,001,526
Fund administration fees	184,978
Distribution fees Class II Shares	1,921,623
Distribution fees Class P Shares	4,409
Administrative servicing fees Class II Shares	1,165,312
Professional fees	31,851
Printing fees	8,857
Trustee fees	21,936
Custodian fees	28,315
Accounting and transfer agent fees	499
Compliance program costs (Note 3)	2,958
Other	15,913

Total Expenses	4,388,177

NET INVESTMENT LOSS	(1,459,673)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	23,762,009
Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,146,554

Net realized/unrealized gains from affiliated investments	33,908,563

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,448,890

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(1,459,673)	$25,128,733
Net realized gains from affiliated investments	23,762,009	56,016,590
Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,146,554	(4,764,525)

Change in net assets resulting from operations	32,448,890	76,380,798

Distributions to Shareholders From:
Net investment income:
Class II	–	(25,778,022)
Class P	–	(57,004)
Class VI (a)	–	(2,828)
Net realized gains:
Class II	–	(21,045,965)
Classs P	–	(36,600)
Class VI (a)	–	–

Change in net assets from shareholder distributions	–	(46,920,419)

Change in net assets from capital transactions	(10,934,137)	14,279,175

Change in net assets	21,514,753	43,739,554

Net Assets:
Beginning of period	1,521,646,037	1,477,906,483

End of period	$1,543,160,790	$1,521,646,037

Accumulated undistributed net investment income/(loss) at end of period	$(672,803)	$786,870

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,832,075	$37,386,091
Proceeds from shares issued from class conversion	–	1,385,107
Dividends reinvested	–	46,823,987
Cost of shares redeemed	(33,306,348)	(71,264,049)

Total Class II Shares	(11,474,273)	14,331,136

Class P Shares
Proceeds from shares issued	650,722	1,269,372
Dividends reinvested	–	93,604
Cost of shares redeemed	(110,586)	(112,339)

Total Class P Shares	540,136	1,250,637

Class VI Shares (a)
Proceeds from shares issued	–	196,142
Dividends reinvested	–	2,828
Cost of shares redeemed in class conversion	–	(1,385,107)
Cost of shares redeemed	–	(116,461)

Total Class VI Shares	–	(1,302,598)

Change in net assets from capital transactions	$(10,934,137)	$14,279,175

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Capital Appreciation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	1,197,630	2,093,738
Issued in class conversion	–	78,731
Reinvested	–	2,614,250
Redeemed	(1,826,053)	(4,000,104)

Total Class II Shares	(628,423)	786,615

Class P Shares
Issued	35,699	71,322
Reinvested	–	5,238
Redeemed	(6,019)	(6,405)

Total Class P Shares	29,680	70,155

Class VI Shares (a)
Issued	–	11,275
Reinvested	–	160
Redeemed in class conversion	–	(78,703)
Redeemed	–	(6,623)

Total Class VI Shares	–	(73,891)

Total change in shares	(598,743)	782,879

Amount designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redem ption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimburse ments) to Average Net Assets (b)	Portfolio Turnover (d)
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$17.82	(0.02)	0.40	0.38	–	–	–	–	$18.20	2.13%		$1,539,377,221	0.57%	(0.19%	)	0.57%	5.33%
Year Ended December 31, 2014 (e)	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	–	$17.82	5.21%		$1,518,471,691	0.57%	1.67%		0.57%	14.02%
Year Ended December 31, 2013 (e)	$15.08	0.28	2.65	2.93	(0.29)	(0.25)	(0.54)	–	$17.47	19.49%		$1,474,725,072	0.57%	1.71%		0.57%	8.52%
Year Ended December 31, 2012 (e)	$13.82	0.27	1.42	1.69	(0.26)	(0.17)	(0.43)	–	$15.08	12.25%		$1,201,822,683	0.57%	1.84%		0.57%	9.92%
Year Ended December 31, 2011 (e)	$14.24	0.26	(0.38)	(0.12)	(0.29)	(0.01)	(0.30)	–	$13.82	(0.94%	)	$920,160,293	0.57%	1.80%		0.57%	11.61%
Year Ended December 31, 2010 (e)	$12.91	0.25	1.28	1.53	(0.17)	(0.03)	(0.20)	–	$14.24	12.03%		$434,945,360	0.59%	1.91%		0.59%	2.76%

Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$17.77	–	0.40	0.40	–	–	–	–	$18.17	2.25%		$3,783,569	0.42%	(0.04%	)	0.42%	5.33%
Year Ended December 31, 2014 (e)	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	–	$17.77	5.36%		$3,174,346	0.42%	2.22%		0.42%	14.02%
Year Ended December 31, 2013 (e)	$15.05	0.39	2.56	2.95	(0.32)	(0.25)	(0.57)	–	$17.43	19.69%		$1,890,181	0.42%	2.36%		0.42%	8.52%
Period Ended December 31, 2012 (e)(f)	$14.91	0.62	(0.01)	0.61	(0.30)	(0.17)	(0.47)	–	$15.05	4.15%		$729,593	0.42%	6.22%		0.42%	9.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$78,716,054	$78,716,054
Mutual Funds	1,465,172,653	—	—	1,465,172,653
Total	$1,465,172,653	$—	$78,716,054	$1,543,888,707

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$76,630,517	$76,630,517
Interest Income from Affiliates	1,304,437	1,304,437
Purchases	836,116	836,116
Sales	(55,016)	(55,016)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$78,716,054	$78,716,054

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$78,716,054	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.40 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate 0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $184,978 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,958.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $1,165,312.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $774.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$32,363,594	$15,094,446	$282,890	$453,885	$11,555	$—	$45,845,823
NVIT International Index Fund, Class Y	291,324,561	19,761,007	8,790,210	—	2,284,026	—	321,106,248
NVIT Mid Cap Index Fund, Class Y	173,573,484	—	10,722,827	—	3,200,579	—	169,688,192
NVIT S&P 500 Index Fund, Class Y	477,021,869	961,787	23,539,947	—	10,393,368	—	460,578,991
NVIT Small Cap Index Fund, Class Y	96,015,490	—	22,521,188	—	8,205,161	—	77,894,695
Nationwide Core Plus Bond Fund, Institutional Class	76,480,567	2,210,873	593,527	1,170,182	10,801	—	77,332,398
NVIT Bond Index Fund, Class Y	223,867,060	43,184,196	552,524	—	16,076	—	265,568,138
NVIT Short-Term Bond Fund, Class Y	75,103,774	373,306	29,068,812	—	(359,557)	—	47,158,168
Nationwide Fixed Contract	76,630,517	836,116	55,016	1,304,437	—	—	78,716,054

Amounts designated as “—” are zero or have been rounded to zero.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

6.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $82,421,731 and sales of $96,126,941 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,266,120,622	$281,927,602	$(4,159,517)	$277,768,085

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

11.   Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Conservative Fund

SAR-ID-CON 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	56.3%
Fixed Contract	24.1%
Equity Funds	19.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	34.1%
Nationwide Fixed Contract	24.1%
NVIT Short Term Bond Fund, Class Y	10.0%
NVIT S&P 500 Index Fund, Class Y	7.9%
Nationwide Core Plus Bond Fund, Institutional Class	7.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
NVIT International Index Fund, Class Y	4.9%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
NVIT Mid Cap Index Fund, Class Y	2.9%
NVIT Small Cap Index Fund, Class Y	1.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,006.70	2.84	0.57
	Hypothetical	(b)(c)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(b)	1,000.00	1,007.70	2.09	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Conservative Fund

Mutual Funds 75.9%

	Shares	Market Value

Equity Funds 19.6%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,652,921	$22,380,548
NVIT International Index Fund, Class Y (a)	3,835,231	36,779,862
NVIT Mid Cap Index Fund, Class Y (a)	855,340	22,341,492
NVIT S&P 500 Index Fund, Class Y (a)	4,104,081	59,427,093
NVIT Small Cap Index Fund, Class Y (a)	513,232	7,452,125

Total Equity Funds (cost $124,122,317)		148,381,120

Fixed Income Funds 56.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,244,972	53,393,814
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	4,017,437	38,125,473
NVIT Bond Index Fund, Class Y (a)	24,132,383	257,733,853
NVIT Short Term Bond Fund, Class Y (a)	7,235,698	75,974,828

Total Fixed Income Funds (cost $429,610,974)		425,227,968

Total Mutual Funds (cost $553,733,291)		573,609,088

Fixed Contract 24.1%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$182,013,105	182,013,105

Total Fixed Contract (cost $182,013,105)		182,013,105

Total Investments (cost $735,746,396) (d) — 100.0%		755,622,193
Liabilities in excess of other assets — 0.0%†		(367,561)

NET ASSETS — 100.0%		$755,254,632

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $735,746,396)	$755,622,193
Receivable for investments sold	268,029
Receivable for capital shares issued	55,094
Prepaid expenses	4,666

Total Assets	755,949,982

Liabilities:
Payable for capital shares redeemed	320,872
Accrued expenses and other payables:
Investment advisory fees	81,608
Fund administration fees	16,731
Distribution fees	156,940
Administrative servicing fees	93,937
Accounting and transfer agent fees	125
Custodian fees	5,085
Compliance program costs (Note 3)	672
Professional fees	9,000
Printing fees	10,275
Other	105

Total Liabilities	695,350

Net Assets	$755,254,632

Represented by:
Capital	$701,302,710
Accumulated undistributed net investment income	2,013,750
Accumulated net realized gains from affiliated investments	32,062,375
Net unrealized appreciation/(depreciation) from investments in affiliates	19,875,797

Net Assets	$755,254,632

Net Assets:
Class II Shares	$753,419,462
Class P Shares	1,835,170

Total	$755,254,632

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	71,725,980
Class P Shares	175,039

Total	71,901,019

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.50
Class P Shares	$10.48

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Interest income from affiliates	$2,937,219
Dividend income from affiliates	857,860

Total Income	3,795,079

EXPENSES:
Investment advisory fees	495,870
Fund administration fees	101,594
Distribution fees Class II Shares	951,360
Distribution fees Class P Shares	2,246
Administrative servicing fees Class II Shares	573,512
Professional fees	19,539
Printing fees	8,187
Trustee fees	10,809
Custodian fees	14,388
Accounting and transfer agent fees	429
Compliance program costs (Note 3)	1,459
Other	8,909

Total expenses before earnings credit	2,188,302

Earnings credit (Note 5)	(9)

Net Expenses	2,188,293

NET INVESTMENT INCOME	1,606,786

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	6,028,201
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,868,944)

Net realized/unrealized gains from affiliated investments	4,159,257

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,766,043

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$1,606,786	$13,749,555
Net realized gains from affiliated investments	6,028,201	26,893,536
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,868,944)	(10,183,450)

Change in net assets resulting from operations	5,766,043	30,459,641

Distributions to Shareholders From:
Net investment income:
Class II	–	(14,105,664)
Class P	–	(34,949)
Class VI (a)	–	(31,182)
Net realized gains:
Class II	–	(23,798,393)
Class P	–	(53,294)

Change in net assets from shareholder distributions	–	(38,023,482)

Change in net assets from capital transactions	(22,984,891)	(12,398,024)

Change in net assets	(17,218,848)	(19,961,865)

Net Assets:
Beginning of period	772,473,480	792,435,345

End of period	$755,254,632	$772,473,480

Accumulated undistributed net investment income at end of period	$2,013,750	$406,964

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$28,462,275	$66,006,957
Proceeds from shares issued from class conversion	–	14,808,344
Dividends reinvested	–	37,904,057
Cost of shares redeemed	(51,451,968)	(117,778,470)

Total Class II Shares	(22,989,693)	940,888

Class P Shares
Proceeds from shares issued	219,118	692,999
Dividends reinvested	–	88,243
Cost of shares redeemed	(214,316)	(178,347)

Total Class P Shares	4,802	602,895

Class VI Shares (a)
Proceeds from shares issued	–	2,081,896
Dividends reinvested	–	31,182
Cost of shares redeemed in class conversion	–	(14,808,344)
Cost of shares redeemed	–	(1,246,541)

Total Class VI Shares	–	(13,941,807)

Change in net assets from capital transactions	$(22,984,891)	$(12,398,024)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	2,699,527	6,238,840
Issued in class conversion	–	1,387,979
Reinvested	–	3,616,369
Redeemed	(4,882,507)	(11,051,369)

Total Class II Shares	(2,182,980)	191,819

Class P Shares
Issued	20,814	64,803
Reinvested	–	8,437
Redeemed	(20,371)	(16,676)

Total Class P Shares	443	56,564

Class VI Shares (a)
Issued	–	197,987
Reinvested	–	2,936
Redeemed in class conversion	–	(1,393,386)
Redeemed	–	(117,766)

Total Class VI Shares	–	(1,310,229)

Total change in shares	(2,182,537)	(1,061,846)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

9

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$5,766,043
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(92,219,620)
Proceeds from disposition of affiliated investments	117,413,264
Reinvestment of dividend income from affiliates	(857,860)
Reinvestment of interest income from affiliates	(2,937,219)
Change in unrealized (appreciation)/depreciation from investments in affiliates	1,868,944
Net realized gain from investment transactions with affiliates	(6,028,201)
Increase in receivable for investments sold	(268,029)
Increase in prepaid expenses	(3,346)
Decrease in payable for investments purchased	(285,677)
Decrease in investment advisory fees	(4,057)
Decrease in fund administration fees	(841)
Decrease in distribution fees	(7,802)
Decrease in administrative servicing fees	(1,822)
Decrease in accounting and transfer agent fees	(42)
Increase in custodian fees	2,699
Increase in compliance program costs	44
Decrease in professional fees	(4,374)
Increase in printing fees	2,288
Decrease in other payables	(956)

Net cash provided by operating activities	22,433,436

Cash flows used in financing activities:
Proceeds from shares issued	28,919,174
Payable for capital shares redeemed	(51,352,610)

Net cash used in financing activities	(22,433,436)

Net increase in cash	–

Cash:
Beginning of period	–

End of period	$–

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (d)
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.43	0.02	0.05	0.07	–	–	–	–	$10.50	0.67%	$753,419,462	0.57%	0.42%	0.57%	12.11%
Year Ended December 31, 2014 (e)	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	–	$10.43	3.89%	$770,657,747	0.57%	1.76%	0.57%	37.90%
Year Ended December 31, 2013 (e)	$10.40	0.17	0.33	0.50	(0.19)	(0.16)	(0.35)	–	$10.55	4.83%	$777,429,471	0.57%	1.64%	0.57%	15.71%
Year Ended December 31, 2012 (e)	$10.20	0.20	0.32	0.52	(0.18)	(0.14)	(0.32)	–	$10.40	5.18%	$775,121,597	0.58%	1.95%	0.58%	12.44%
Year Ended December 31, 2011 (e)	$10.19	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	–	$10.20	2.93%	$625,729,851	0.58%	1.98%	0.58%	15.78%
Year Ended December 31, 2010 (e)	$9.87	0.21	0.36	0.57	(0.22)	(0.03)	(0.25)	–	$10.19	5.89%	$488,007,697	0.58%	2.10%	0.58%	11.91%

Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.40	0.03	0.05	0.08	–	–	–	–	$10.48	0.77%	$1,835,170	0.42%	0.57%	0.42%	12.11%
Year Ended December 31, 2014 (e)	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	–	$10.40	4.08%	$1,815,733	0.42%	2.13%	0.42%	37.90%
Year Ended December 31, 2013 (e)	$10.38	0.23	0.28	0.51	(0.21)	(0.16)	(0.37)	–	$10.52	4.96%	$1,241,950	0.42%	2.19%	0.42%	15.71%
Period Ended December 31, 2012 (e)(f)	$10.50	0.28	(0.05)	0.23	(0.21)	(0.14)	(0.35)	–	$10.38	2.24%	$771,093	0.42%	3.99%	0.42%	12.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$182,013,105	$182,013,105
Mutual Funds	573,609,088	—	—	573,609,088
Total	$573,609,088	$—	$182,013,105	$755,622,193

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$170,084,202	$170,084,202
Interest Income from Affiliates	2,937,219	2,937,219
Purchases	18,669,314	18,669,314
Sales	(9,677,630)	(9,677,630)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$182,013,105	$182,013,105

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/2015	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$182,013,105	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.40 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $101,594 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,459.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $573,512.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$22,936,828	$1,237,033	$1,240,678	$263,774	$80,413	$—	$22,380,548
NVIT International Index Fund, Class Y	38,352,039	2,350,170	6,470,155	—	1,537,227	—	36,779,862
NVIT Mid Cap Index Fund, Class Y	22,988,215	811,693	2,422,380	—	934,318	—	22,341,492
NVIT S&P 500 Index Fund, Class Y	61,416,229	5,344,298	8,204,802	—	3,225,964	—	59,427,093
NVIT Small Cap Index Fund, Class Y	7,723,042	123,362	747,922	—	49,943	—	7,452,125
Nationwide Core Plus Bond Fund, Institutional Class	31,124,777	24,292,436	1,260,042	594,086	10,147	—	53,393,814
Nationwide Inflation-Protected Securities Fund, Institutional Class	46,398,244	1,510,424	10,041,121	—	222,356	—	38,125,473
NVIT Bond Index Fund, Class Y	232,618,937	37,170,527	11,312,245	—	79,936	—	257,733,853
NVIT Short-Term Bond Fund, Class	123,740,970	1,551,577	50,541,625	—	(112,103)	—	75,974,828
NVIT Money Market Fund, Class Y	15,478,018	16,646	15,494,664	—	—	—	—
Nationwide Fixed Contract	170,084,202	18,669,314	9,677,630	2,937,219	—	—	182,013,105

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $93,077,480 and sales of $117,413,264 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$735,855,098	$24,193,870	$(4,426,775)	$19,767,095

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

SAR-ID-MAG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.9%
Fixed Income Funds	18.1%
Fixed Contract	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	32.0%
NVIT International Index Fund, Class Y	25.8%
NVIT Bond Index Fund, Class Y	13.1%
NVIT Mid Cap Index Fund, Class Y	12.0%
NVIT Small Cap Index Fund, Class Y	7.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
Nationwide Fixed Contract	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,026.00	2.86	0.57
	Hypothetical	(b)(c)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(b)	1,000.00	1,026.80	2.11	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.0%

	Shares	Market Value

Equity Funds 79.9%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,024,726	$40,954,792
NVIT International Index Fund, Class Y (a)	36,482,028	349,862,648
NVIT Mid Cap Index Fund, Class Y (a)	6,258,607	163,474,816
NVIT S&P 500 Index Fund, Class Y (a)	30,050,346	435,129,007
NVIT Small Cap Index Fund, Class Y (a)	6,573,261	95,443,754

Total Equity Funds (cost $737,432,159)		1,084,865,017

Fixed Income Funds 18.1%
Nationwide Core Plus Bond Fund, Institutional Class (a)	6,740,883	68,622,185
NVIT Bond Index Fund, Class Y (a)	16,581,501	177,090,435

Total Fixed Income Funds (cost $246,768,199)		245,712,620

Total Mutual Funds (cost $984,200,358)		1,330,577,637

Fixed Contract 2.0%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$27,699,682	27,699,682

Total Fixed Contract (cost $27,699,682)		27,699,682

Total Investments (cost $1,011,900,040) (d) — 100.0%		1,358,277,319
Liabilities in excess of other assets — 0.0%†		(672,922)

NET ASSETS — 100.0%		$1,357,604,397

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,011,900,040)	$1,358,277,319
Receivable for investments sold	4,372,424
Receivable for capital shares issued	21,535
Prepaid expenses	8,525

Total Assets	1,362,679,803

Liabilities:
Payable for capital shares redeemed	4,389,884
Accrued expenses and other payables:
Investment advisory fees	148,234
Fund administration fees	27,750
Distribution fees	285,070
Administrative servicing fees	188,081
Accounting and transfer agent fees	1,005
Custodian fees	9,566
Compliance program costs (Note 3)	1,236
Professional fees	10,671
Printing fees	13,767
Other	142

Total Liabilities	5,075,406

Net Assets	$1,357,604,397

Represented by:
Capital	$980,207,286
Accumulated net investment loss	(1,562,849)
Accumulated net realized gains from affiliated investments	32,582,681
Net unrealized appreciation/(depreciation) from investments in affiliates	346,377,279

Net Assets	$1,357,604,397

Net Assets:
Class II Shares	$1,330,171,424
Class P Shares	27,432,973

Total	$1,357,604,397

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	93,485,559
Class P Shares	1,934,965

Total	95,420,524

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.23
Class P Shares	$14.18

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,247,889
Interest income from affiliates	476,247

Total Income	1,724,136

EXPENSES:
Investment advisory fees	906,140
Fund administration fees	169,247
Distribution fees Class II Shares	1,711,439
Distribution fees Class P Shares	31,157
Administrative servicing fees Class II Shares	1,026,868
Professional fees	29,660
Printing fees	11,467
Trustee fees	19,826
Custodian fees	26,220
Accounting and transfer agent fees	99
Compliance program costs (Note 3)	2,681
Other	14,993

Total expenses before earnings credit	3,949,797

Earnings credit (Note 6)	(88)

Net Expenses	3,949,709

NET INVESTMENT LOSS	(2,225,573)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	40,492,631
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,102,244)

Net realized/unrealized gains from affiliated investments	38,390,387

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,164,814

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(2,225,573)	$23,437,720
Net realized gains from affiliated investments	40,492,631	85,647,785
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,102,244)	(36,807,794)

Change in net assets resulting from operations	36,164,814	72,277,711

Distributions to Shareholders From:
Net investment income:
Class II	–	(23,749,963)
Class P	–	(403,671)
Class VI (a)	–	(18,236)

Change in net assets from shareholder distributions	–	(24,171,870)

Change in net assets from capital transactions	(90,618,098)	(187,624,733)

Change in net assets	(54,453,284)	(139,518,892)

Net Assets:
Beginning of period	1,412,057,681	1,551,576,573

End of period	$1,357,604,397	$1,412,057,681

Accumulated undistributed net investment income/(loss) at end of period	$(1,562,849)	$662,724

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$14,028,422	$22,101,343
Proceeds from shares issued from class conversion	–	8,099,736
Dividends reinvested	–	23,749,963
Cost of shares redeemed	(109,078,461)	(241,804,446)

Total Class II Shares	(95,050,039)	(187,853,404)

Class P Shares
Proceeds from shares issued	4,890,917	8,815,494
Dividends reinvested	–	403,671
Cost of shares redeemed	(458,976)	(862,530)

Total Class P Shares	4,431,941	8,356,635

Class VI Shares (a)
Proceeds from shares issued	–	251,774
Dividends reinvested	–	18,236
Cost of shares redeemed in class conversion	–	(8,099,736)
Cost of shares redeemed	–	(298,238)

Total Class VI Shares	–	(8,127,964)

Change in net assets from capital transactions	$(90,618,098)	$(187,624,733)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	977,700	1,606,138
Issued in class conversion	–	599,452
Reinvested	–	1,706,006
Redeemed	(7,656,889)	(17,614,401)

Total Class II Shares	(6,679,189)	(13,702,805)

Class P Shares
Issued	343,948	644,850
Reinvested	–	29,116
Redeemed	(32,117)	(63,380)

Total Class P Shares	311,831	610,586

Class VI Shares (a)
Issued	–	18,798
Reinvested	–	1,354
Redeemed in class conversion	–	(603,283)
Redeemed	–	(22,313)

Total Class VI Shares	–	(605,444)

Total change in shares	(6,367,358)	(13,697,663)

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (d)
Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.87	(0.02)	0.38	0.36	–	–	–	$14.23	2.60%		$1,330,171,424	0.57%	(0.32%	)	0.57%	6.57%
Year Ended December 31, 2014 (e)	$13.44	0.22	0.45	0.67	(0.24)	(0.24)	–	$13.87	4.96%		$1,389,636,672	0.57%	1.58%		0.57%	10.88%
Year Ended December 31, 2013 (e)	$11.16	0.19	2.30	2.49	(0.21)	(0.21)	–	$13.44	22.38%		$1,529,939,781	0.57%	1.53%		0.57%	6.13%
Year Ended December 31, 2012 (e)	$9.97	0.17	1.20	1.37	(0.18)	(0.18)	–	$11.16	13.76%		$1,510,861,567	0.57%	1.56%		0.57%	6.47%
Year Ended December 31, 2011 (e)	$10.39	0.16	(0.37)	(0.21)	(0.21)	(0.21)	–	$9.97	(2.13%	)	$1,583,258,119	0.57%	1.56%		0.57%	15.14%
Year Ended December 31, 2010 (e)	$9.39	0.15	1.03	1.18	(0.18)	(0.18)	–	$10.39	12.83%		$1,878,171,300	0.57%	1.61%		0.57%	5.02%

Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.81	(0.01)	0.38	0.37	–	–	–	$14.18	2.68%		$27,432,973	0.42%	(0.17%	)	0.42%	6.57%
Year Ended December 31, 2014 (e)	$13.39	0.29	0.39	0.68	(0.26)	(0.26)	–	$13.81	5.11%		$22,421,009	0.42%	2.15%		0.42%	10.88%
Year Ended December 31, 2013 (e)	$11.13	0.33	2.18	2.51	(0.25)	(0.25)	–	$13.39	22.56%		$13,553,134	0.42%	2.64%		0.42%	6.13%
Period Ended December 31, 2012 (e)(f)	$10.85	0.42	0.08	0.50	(0.22)	(0.22)	–	$11.13	4.61%		$5,137,135	0.42%	5.78%		0.42%	6.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$27,699,682	$27,699,682
Mutual Funds	1,330,577,637	—	—	1,330,577,637
Total	$1,330,577,637	$—	$27,699,682	$1,358,277,319
Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$28,582,480	$28,582,480
Interest Income from Affiliates	476,247	476,247
Purchases	17,721	17,721
Sales	(1,376,766)	(1,376,766)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$27,699,682	$27,699,682

Amounts designated as “—” are zero or have been rounded to zero.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$27,699,682	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.40-3.50% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $169,247 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,681.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $1,026,868.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the period from January 1, 2015 through April 25, 2015 the Fund had contributions to capital due to the collection of redemption fees in the amount of $250.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$14,146,714	$28,241,262	$100,512	$321,359	$6,035	$—	$40,954,792
NVIT International Index Fund, Class Y	350,749,291	13,664,923	36,671,892	—	7,069,096	—	349,862,648
NVIT Mid Cap Index Fund, Class Y	169,889,156	2,138,808	15,380,588	—	9,098,334	—	163,474,816
NVIT S&P 500 Index Fund, Class Y	480,493,353	2,123,859	54,094,540	—	15,548,342	—	435,129,007
NVIT Small Cap Index Fund, Class Y	113,383,572	631,723	23,780,823	—	8,800,512	—	95,443,754
Nationwide Core Plus Bond Fund, Institutional Class	57,018,597	14,726,801	2,306,644	926,530	14,619	—	68,622,185
NVIT Bond Index Fund, Class Y	155,762,761	30,248,382	8,251,014	—	327,719	—	177,090,435
NVIT Short Term Bond Fund, Class Y	42,751,592	115,609	43,313,138	—	(372,026)	—	—
Nationwide Fixed Contract	28,582,480	17,721	1,376,766	476,247	—	—	27,699,682

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

6.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2016. At June 30, 2015, the Fund had no borrowings under the line of credit.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

7.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $91,909,088 and sales of $185,275,917 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,044,363,096	$315,714,253	$(1,800,030)	$313,914,223

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

25

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

27

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

31

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

SAR-ID-MCON 8/15

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	44.3%
Equity Funds	39.6%
Fixed Contract	16.1%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	29.2%
NVIT S&P 500 Index Fund, Class Y	17.8%
Nationwide Fixed Contract	16.1%
NVIT International Index Fund, Class Y	9.8%
Nationwide Core Plus Bond Fund, Institutional Class	7.0%
NVIT Short Term Bond Fund, Class Y	6.1%
NVIT Mid Cap Index Fund, Class Y	6.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.0%
NVIT Small Cap Index Fund, Class Y	2.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,011.80	2.84	0.57
	Hypothetical	(b)(c)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(b)	1,000.00	1,012.70	2.10	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds 83.9%

	Shares	Market Value

Equity Funds 39.6%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,861,080	$38,739,030
NVIT International Index Fund, Class Y (a)	9,919,008	95,123,289
NVIT Mid Cap Index Fund, Class Y (a)	2,218,166	57,938,487
NVIT S&P 500 Index Fund, Class Y (a)	11,926,970	172,702,524
NVIT Small Cap Index Fund, Class Y (a)	1,353,029	19,645,981

Total Equity Funds (cost $266,409,018)		384,149,311

Fixed Income Funds 44.3%
Nationwide Core Plus Bond Fund, Institutional Class (a)	6,712,638	68,334,650
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	2,006,440	19,041,120
NVIT Bond Index Fund, Class Y (a)	26,533,666	283,379,551
NVIT Short Term Bond Fund, Class Y (a)	5,610,345	58,908,619

Total Fixed Income Funds (cost $428,701,799)		429,663,940

Total Mutual Funds (cost $695,110,817)		813,813,251

Fixed Contract 16.1%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$156,601,903	156,601,903

Total Fixed Contract (cost $156,601,903)		156,601,903

Total Investments (cost $851,712,720) (d) — 100.0%		970,415,154

Liabilities in excess of other assets — 0.0%†		(467,633)

NET ASSETS — 100.0%		$969,947,521

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.
(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $851,712,720)	$970,415,154
Receivable for capital shares issued	168,207
Prepaid expenses	6,020

Total Assets	970,589,381

Liabilities:
Payable for investments purchased	112,346
Payable for capital shares redeemed	52,988
Accrued expenses and other payables:
Investment advisory fees	104,442
Fund administration fees	20,508
Distribution fees	200,852
Administrative servicing fees	123,028
Accounting and transfer agent fees	143
Custodian fees	6,328
Compliance program costs (Note 3)	861
Professional fees	9,177
Printing fees	11,143
Other	44

Total Liabilities	641,860

Net Assets	$969,947,521

Represented by:
Capital	$792,058,294
Accumulated undistributed net investment income	1,446,471
Accumulated net realized gains from affiliated investments	57,740,322
Net unrealized appreciation/(depreciation) from investments in affiliates	118,702,434

Net Assets	$969,947,521

Net Assets:
Class II Shares	$968,798,487
Class P Shares	1,149,034

Total	$969,947,521

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	80,459,182
Class P Shares	95,762

Total	80,554,944

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.04
Class P Shares	$12.00

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Interest income from affiliates	$2,551,033
Dividend income from affiliates	1,159,942

Total Income	3,710,975

EXPENSES:
Investment advisory fees	635,899
Fund administration fees	124,685
Distribution fees Class II Shares	1,221,503
Distribution fees Class P Shares	1,393
Administrative servicing fees Class II Shares	732,905
Professional fees	22,983
Printing fees	9,088
Trustee fees	13,867
Custodian fees	18,239
Accounting and transfer agent fees	480
Compliance program costs (Note 3)	1,885
Other	10,839

Total Expenses	2,793,766

NET INVESTMENT INCOME	917,209

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	16,243,457
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,080,335)

Net realized/unrealized gains from affiliated investments	11,163,122

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,080,331

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$917,209	$17,159,950
Net realized gains from affiliated investments	16,243,457	49,297,415
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,080,335)	(21,490,373)

Change in net assets resulting from operations	12,080,331	44,966,992

Distributions to Shareholders From:
Net investment income:
Class II	–	(17,612,303)
Class P	–	(20,222)
Class VI (a)	–	(15,425)
Net realized gains:
Class II	–	(18,539,168)
Class P	–	(16,832)
Class VI (a)	–	–

Change in net assets from shareholder distributions	–	(36,203,950)

Change in net assets from capital transactions	(25,199,014)	2,740,123

Change in net assets	(13,118,683)	11,503,165

Net Assets:
Beginning of period	983,066,204	971,563,039

End of period	$969,947,521	$983,066,204

Accumulated undistributed net investment income at end of period	$1,446,471	$529,262

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$12,626,908	$46,879,734
Proceeds from shares issued from class conversion	–	9,149,983
Dividends reinvested	–	36,151,471
Cost of shares redeemed	(37,891,261)	(80,073,626)

Total Class II Shares	(25,264,353)	12,107,562

Class P Shares
Proceeds from shares issued	108,980	552,842
Dividends reinvested	-	37,054
Cost of shares redeemed	(43,641)	(43,723)

Total Class P Shares	65,339	546,173

Class VI Shares (a)
Proceeds from shares issued	–	596,798
Dividends reinvested	–	15,425
Cost of shares redeemed in class conversion	–	(9,149,983)
Cost of shares redeemed	–	(1,375,852)

Total Class VI Shares	–	(9,913,612)

Change in net assets from capital transactions	$(25,199,014)	$2,740,123

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Conservative Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	1,044,092	3,928,057
Issued in class conversion	–	767,797
Reinvested	–	3,025,300
Redeemed	(3,130,998)	(6,673,259)

Total Class II Shares	(2,086,906)	1,047,895

Class P Shares
Issued	9,045	46,174
Reinvested	–	3,113
Redeemed	(3,604)	(3,657)

Total Class P Shares	5,441	45,630

Class VI Shares (a)
Issued	–	50,486
Reinvested	–	1,298
Redeemed in class conversion	–	(770,175)
Redeemed	–	(116,574)

Total Class VI Shares	–	(834,965)

Total change in shares	(2,081,465)	258,560

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

9

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderately Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$12,080,331
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(86,781,877)
Proceeds from disposition of affiliated investments	114,800,530
Reinvestment of dividend income from affiliates	(1,159,942)
Reinvestment of interest income from affiliates	(2,551,033)
Change in unrealized (appreciation)/depreciation from investments in affiliates	5,080,335
Net realized gain from investment transactions with affiliates	(16,243,457)
Increase in prepaid expenses	(4,387)
Decrease in payable for investments purchased	(294,091)
Decrease in investment advisory fees	(4,292)
Decrease in fund administration fees	(880)
Decrease in distribution fees	(8,253)
Decrease in administrative servicing fees	(4,824)
Decrease in accounting and transfer agent fees	(64)
Increase in custodian fees	3,273
Increase in compliance program costs	71
Decrease in professional fees	(5,082)
Increase in printing fees	2,724
Decrease in other payables	(1,286)

Net cash provided by operating activities	24,907,796

Cash flows used in financing activities:
Proceeds from shares issued	12,993,315
Payable for capital shares redeemed	(37,901,111)

Net cash used in financing activities	(24,907,796)

Net increase in cash	–

Cash:
Beginning of period	–

End of period	$–

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)(c)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Portfolio Turnover(d)
Class II Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$11.90	0.01	0.13	0.14	–	–	–	–	$12.04	1.18%	$968,798,487	0.57%	0.19%	0.57%	8.93%
Year Ended December 31, 2014(e)	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	–	$11.90	4.74%	$981,996,258	0.57%	1.75%	0.57%	28.12%
Year Ended December 31, 2013(e)	$10.99	0.19	0.96	1.15	(0.20)	(0.15)	(0.35)	–	$11.79	10.49%	$961,220,444	0.57%	1.63%	0.57%	10.68%
Year Ended December 31, 2012(e)	$10.39	0.19	0.65	0.84	(0.19)	(0.05)	(0.24)	–	$10.99	8.04%	$918,223,602	0.57%	1.74%	0.57%	14.18%
Year Ended December 31, 2011(e)	$10.42	0.19	0.02	0.21	(0.24)	–	(0.24)	–	$10.39	2.06%	$883,590,851	0.57%	1.85%	0.57%	21.58%
Year Ended December 31, 2010(e)	$9.81	0.19	0.63	0.82	(0.21)	–	(0.21)	–	$10.42	8.52%	$845,055,821	0.57%	1.94%	0.57%	6.29%

Class P Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$11.85	0.02	0.13	0.15	–	–	–	–	$12.00	1.27%	$1,149,034	0.42%	0.34%	0.42%	8.93%
Year Ended December 31, 2014(e)	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	–	$11.85	4.88%	$1,069,946	0.42%	2.39%	0.42%	28.12%
Year Ended December 31, 2013(e)	$10.96	0.28	0.89	1.17	(0.23)	(0.15)	(0.38)	–	$11.75	10.68%	$525,184	0.42%	2.44%	0.42%	10.68%
Period Ended December 31, 2012(e)(f)	$10.91	0.33	(0.01)	0.32	(0.22)	(0.05)	(0.27)	–	$10.96	2.92%	$167,782	0.42%	4.45%	0.42%	14.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$156,601,903	$156,601,903
Mutual Funds	813,813,251	—	—	813,813,251
Total	$813,813,251	$—	$156,601,903	$970,415,154

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$148,154,438	$148,154,438
Interest Income from Affiliates	2,551,033	2,551,033
Purchases	9,996,704	9,996,704
Sales	(4,100,272)	(4,100,272)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$156,601,903	$156,601,903

Amounts designated as “—” are zero or have been rounded to zero.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$156,601,903	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.40 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time. Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate 0.13%.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $124,685 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,885.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $732,905.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4. Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$29,360,613	$10,475,495	$—	$396,604	$—	$—	$38,739,030
NVIT International Index Fund, Class Y	97,042,022	1,111,481	9,408,819	—	3,695,039	—	95,123,289
NVIT Mid Cap Index Fund, Class Y	68,573,731	—	13,628,274	—	6,890,010	—	57,938,487
NVIT S&P 500 Index Fund, Class Y	175,683,947	2,403,337	7,619,490	—	4,595,824	—	172,702,524
NVIT Small Cap Index Fund, Class Y	19,725,873	22,776	1,003,400	—	452,819	—	19,645,981
Nationwide Core Plus Bond Fund, Institutional Class	39,688,505	30,220,148	594,881	763,338	8,271	—	68,334,650
Nationwide Inflation-Protected Securities Fund, Institutional Class	29,510,888	2,023	10,746,386	—	254,517	—	19,041,120
NVIT Bond Index Fund, Class Y	257,220,354	33,709,855	6,813,731	—	474,270	—	283,379,551
NVIT Short-Term Bond, Class Y	118,599,339	—	60,885,277	—	(127,293)	—	58,908,619
Nationwide Fixed Contract	148,154,438	9,996,704	4,100,272	2,551,033	—	—	156,601,903

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5. Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6. Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $87,941,819 and sales of $114,800,530 (excluding short-term securities).

7. Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for the series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$858,991,385	$112,623,990	$(1,200,221)	$111,423,769

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

19

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

22

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

26

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

27

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

28

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

29

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

31

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

32

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

33

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund

SAR-ID-MGI 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation†

Equity Funds	47.7%
Fixed Income Funds	36.0%
Fixed Contract	11.5%
Other assets in excess of liabilities	4.8%
100.0%

Top Holdings††

NVIT Bond Index Fund, Class Y	25.7%
NVIT S&P 500 Index Fund, Class Y	20.1%
NVIT International Index Fund, Class Y	14.8%
Nationwide Fixed Contract	12.1%
NVIT Mid Cap Index Fund, Class Y	8.1%
Nationwide Core Plus Bond Fund, Institutional Class	7.0%
NVIT Short Term Bond Fund, Class Y	5.2%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.9%
NVIT Small Cap Index Fund, Class Y	3.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,009.40	1.49	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.31	1.51	0.30
Class II Shares	Actual	(b)	1,000.00	1,008.50	2.74	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.07	2.76	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund

Mutual Funds 83.7%

	Shares	Market Value

Equity Funds 47.7%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	918,474	$12,436,143
NVIT International Index Fund, Class Y (a)	4,882,053	46,818,893
NVIT Mid Cap Index Fund, Class Y (a)	972,341	25,397,541
NVIT S&P 500 Index Fund, Class Y (a)	4,379,450	63,414,433
NVIT Small Cap Index Fund, Class Y (a)	664,198	9,644,159

Total Equity Funds (cost $152,849,058)		157,711,169

Fixed Income Funds 36.0%
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,156,376	21,951,903
NVIT Bond Index Fund, Class Y (a)	7,590,917	81,070,998
NVIT Short Term Bond Fund, Class Y (a)	1,548,714	16,261,494

Total Fixed Income Funds (cost $119,759,037)		119,284,395

Total Mutual Funds (cost $272,608,095)		276,995,564

Fixed Contract 11.5%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$38,182,147	38,182,147

Total Fixed Contract (cost $38,182,147)		38,182,147

Total Investments (cost $310,790,242) (d) — 95.2%		315,177,711
Other assets in excess of liabilities — 4.8%		15,953,659

NET ASSETS — 100.0%		$331,131,370

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
156	Mini MSCI EAFE	09/18/15	$14,305,200	$(455,007)
37	Russell 2000 Mini Future	09/18/15	4,626,480	(43,187)
278	S&P 500 E-Mini	09/18/15	28,556,160	(619,841)
65	S&P MID 400 E-Mini	09/18/15	9,737,650	(180,561)

			$57,225,490	$(1,298,596)

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investments in affiliates, at value (cost $310,790,242)	$315,177,711
Cash	13,390,162
Receivable for capital shares issued	260,175
Receivable for variation margin on futures contracts	2,715,642
Prepaid expenses	7,063

Total Assets	331,550,753

Liabilities:
Payable for investments purchased	258,263
Payable for capital shares redeemed	23
Accrued expenses and other payables:
Investment advisory fees	24,441
Fund administration fees	9,077
Distribution fees	67,850
Administrative servicing fees	40,675
Accounting and transfer agent fees	10
Custodian fees	946
Compliance program costs (Note 3)	237
Professional fees	10,807
Printing fees	6,964
Other	90

Total Liabilities	419,383

Net Assets	$331,131,370

Represented by:
Capital	$327,813,559
Accumulated net investment loss	(115,266)
Accumulated net realized gains from affiliated investments and futures transactions	344,204
Net unrealized appreciation/(depreciation) from investments in affiliates	4,387,469
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,298,596)

Net Assets	$331,131,370

Net Assets:
Class I Shares	$410,368
Class II Shares	330,721,002

Total	$331,131,370

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	38,393
Class II Shares	30,983,476

Total	31,021,869

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.69
Class II Shares	$10.67

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$373,545
Interest income from affiliates	219,886
Interest income from non-affiliates	6,416

Total Income	599,847

EXPENSES:
Investment advisory fees	226,015
Fund administration fees	52,127
Distribution fees Class II Shares	376,220
Administrative servicing fees Class I Shares	283
Administrative servicing fees Class II Shares	229,175
Professional fees	12,291
Printing fees	7,041
Trustee fees	4,320
Custodian fees	4,859
Accounting and transfer agent fees	175
Compliance program costs (Note 3)	578
Other	6,557

Total expenses before expenses reimbursed	919,641

Expenses reimbursed by adviser (Note 3)	(87,687)

Net Expenses	831,954

NET INVESTMENT LOSS	(232,107)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	1,598,635
Net realized losses from futures transactions (Note 2)	(696,526)

Net realized gains from affiliated investments and futures transactions	902,109

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,297,559
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,154,132)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	1,143,427

Net realized/unrealized gains from affiliated investments and futures transactions	2,045,536

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,813,429

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(232,107)	$3,725,145
Net realized gains from affiliated investments and futures transactions	902,109	66,757
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	1,143,427	(347,099)

Change in net assets resulting from operations	1,813,429	3,444,803

Distributions to Shareholders From:
Net investment income:
Class I	–	(4,809	)(a)
Class II	–	(3,681,466)
Net realized gains:
Class I	–	(41	)(a)
Class II	–	(542,096)

Change in net assets from shareholder distributions	–	(4,228,412)

Change in net assets from capital transactions	60,821,538	190,120,886

Change in net assets	62,634,967	189,337,277

Net Assets:
Beginning of period	268,496,403	79,159,126

End of period	$331,131,370	$268,496,403

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(115,266)	$116,841

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$115,378	$308,199	(a)
Dividends reinvested	–	4,850	(a)
Cost of shares redeemed	(16,748)	(1,266	)(a)

Total Class I Shares	98,630	311,783	(a)

Class II Shares
Proceeds from shares issued	62,782,985	191,363,643
Dividends reinvested	–	4,223,562
Cost of shares redeemed	(2,060,077)	(5,778,102)

Total Class II Shares	60,722,908	189,809,103

Change in net assets from capital transactions	$60,821,538	$190,120,886

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth & Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	10,749	28,864	(a)
Reinvested	–	456	(a)
Redeemed	(1,558)	(118	)(a)

Total Class I Shares	9,191	29,202	(a)

Class II Shares
Issued	5,835,962	17,951,171
Reinvested	–	396,519
Redeemed	(189,849)	(550,790)

Total Class II Shares	5,646,113	17,796,900

Total change in shares	5,655,304	17,826,102

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

9

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth & Income Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$1,813,429
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(115,850,204)
Proceeds from disposition of affiliated investments	62,075,276
Reinvestment of dividend income from affiliates	(373,545)
Reinvestment of interest income from affiliates	(219,886)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(2,297,559)
Net realized gain from investment transactions with affiliates	(1,598,635)
Increase in variation margin receivable	(2,084,053)
Increase in prepaid expenses	(6,879)
Decrease in payable for investments purchased	(880,347)
Increase in investment advisory fees	11,061
Increase in fund administration fees	924
Increase in distribution fees	12,695
Increase in administrative servicing fees	10,359
Decrease in accounting and transfer agent fees	(16)
Increase in custodian fees	611
Increase in compliance program costs	46
Decrease in professional fees	(2,068)
Decrease in printing fees	(431)
Decrease in other payables	(46)

Net cash used in operating activities	(59,389,268)

Cash flows provided by financing activities:
Proceeds from shares issued	63,836,958
Payable for capital shares redeemed	(2,077,035)

Net cash provided by financing activities	61,759,923

Net increase in cash	2,370,655

Cash:
Beginning of period	11,019,507

End of period	$13,390,162

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.59	0.01	0.09	0.10	–	–	–	$10.69	0.94%	$410,368	0.30%	0.10%		0.36%	21.47%
Period Ended December 31, 2014 (f)(g)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%	$309,134	0.30%	7.09%	(h)	0.38%	16.75%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.58	(0.01)	0.10	0.09	–	–	–	$10.67	0.85%	$330,721,002	0.55%	(0.15%	)	0.61%	21.47%
Year Ended December 31, 2014 (f)	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%	$268,187,269	0.55%	2.22%		0.64%	16.75%
Period Ended December 31, 2013 (f)(i)	$10.00	0.34	0.36	0.70	(0.17)	(0.03)	(0.20)	$10.50	7.00%	$79,159,126	0.52%	4.87%		0.72%	1.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$38,182,147	$38,182,147
Mutual Funds	276,995,564	—	—	276,995,564
Total Assets	$276,995,564	$—	$38,182,147	$315,177,711

Liabilities:
Futures Contracts	$(1,298,596)	$—	$—	$(1,298,596)
Total Liabilities:	$(1,298,596)	$—	$—	$(1,298,596)
Total	$275,696,968	$—	$38,182,147	$313,879,115

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$—	$—
Interest Income from Affiliates	219,886	219,886
Purchases	38,116,312	38,116,312
Sales	(154,051)	(154,051)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$38,182,147	$38,182,147

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$38,182,147	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.40 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(1,298,596)
Total		$(1,298,596)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(696,526)
Total	$(696,526)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,154,132)
Total	$(1,154,132)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate is 0.15%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $15,378 during the six months ended June 30, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$47,311	$148,296	$87,687	$283,294

(a)	For the period May 1, 2013 through December 31, 2013.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $52,127 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $578.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $229,458.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$8,004,200	$4,849,359	$68,967	$121,834	$4,174	$—	$12,436,143
NVIT International Index Fund, Class Y	32,838,671	12,278,990	274,774	—	15,696	—	46,818,893
NVIT Mid Cap Index Fund, Class Y	24,040,328	5,099,565	4,820,115	—	680,385	—	25,397,541
NVIT S&P 500 Index Fund, Class Y	54,230,941	11,777,032	3,256,616	—	649,520	—	63,414,433
NVIT Small Cap Index Fund, Class Y	10,740,573	2,155,307	3,819,318	—	409,808	—	9,644,159
Nationwide Core Plus Bond Fund, Institutional Class	12,759,848	9,603,431	119,224	251,711	61	—	21,951,903
NVIT Bond Index Fund, Class Y	59,113,990	22,790,714	468,837	—	7,578	—	81,070,998
NVIT Short Term Bond Fund, Class Y	55,184,607	9,553,039	49,093,374	—	(168,587)	—	16,261,494
Nationwide Fixed Contract	—	38,116,312	154,051	219,886	—	—	38,182,147

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $116,223,749 and sales of $62,075,276 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$310,880,347	$5,418,626	$(1,121,262)	$4,297,364

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

21

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

23

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

32

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

33

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

34

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed

Growth Fund

SAR-ID-MGR 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation†

Equity Funds	57.3%
Fixed Income Funds	30.4%
Fixed Contract	7.7%
Other assets in excess of liabilities	4.6%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	27.1%
NVIT Bond Index Fund, Class Y	21.8%
NVIT International Index Fund, Class Y	16.8%
NVIT Mid Cap Index Fund, Class Y	9.1%
Nationwide Fixed Contract	8.1%
Nationwide Core Plus Bond Fund, Institutional Class	7.0%
NVIT Small Cap Index Fund, Class Y	4.1%
NVIT Short Term Bond Fund, Class Y	3.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class I Shares	Actual	(b)	1,000.00	1,008.50	1.54	0.31
	Hypothetical	(b)(c)	1,000.00	1,023.26	1.56	0.31
Class II Shares	Actual	(b)	1,000.00	1,006.60	2.79	0.56
	Hypothetical	(b)(c)	1,000.00	1,022.02	2.81	0.56

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth Fund

Mutual Funds 87.7%

	Shares	Market Value

Equity Funds 57.3%
Nationwide Ziegler Equity Income
Fund, Institutional Class (a)	1,303,003	$17,642,664
NVIT International Index Fund, Class Y (a)	10,482,845	100,530,479
NVIT Mid Cap Index Fund, Class Y (a)	2,071,908	54,118,244
NVIT S&P 500 Index Fund, Class Y (a)	11,198,448	162,153,525
NVIT Small Cap Index Fund, Class Y (a)	1,675,776	24,332,269

Total Equity Funds (cost $346,640,449)		358,777,181

Fixed Income Funds 30.4%
Nationwide Core Plus Bond Fund, Institutional Class (a)	4,084,317	41,578,351
NVIT Bond Index Fund, Class Y (a)	12,169,357	129,968,735
NVIT Short Term Bond Fund, Class Y (a)	1,782,093	18,711,973

Total Fixed Income Funds (cost $191,082,722)		190,259,059

Total Mutual Funds (cost $537,723,171)		549,036,240

Fixed Contract 7.7%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$48,178,644	$48,178,644

Total Fixed Contract (cost $48,178,644)		48,178,644

Total Investments (cost $585,901,815) (d) — 95.4%		597,214,884
Other assets in excess of liabilities — 4.6%		28,984,465

NET ASSETS — 100.0%		$626,199,349

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
177	Mini MSCI EAFE	09/18/15	$16,230,900	$(531,886)
45	Russell 2000 Mini Future	09/18/15	5,626,800	(89,861)
300	S&P 500 E-Mini	09/18/15	30,816,000	(746,477)
67	S&P MID 400 E-Mini	09/18/15	10,037,270	(237,341)

			$62,710,970	$(1,605,565)

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth Fund
Assets:
Investments in affiliates, at value (cost $585,901,815)	$597,214,884
Cash	24,002,330
Receivable for capital shares issued	908,553
Receivable for variation margin on futures contracts	5,215,682
Prepaid expenses	13,275

Total Assets	627,354,724

Liabilities:
Payable for investments purchased	861,503
Payable for capital shares redeemed	9
Accrued expenses and other payables:
Investment advisory fees	56,227
Fund administration fees	14,234
Distribution fees	127,753
Administrative servicing fees	76,531
Accounting and transfer agent fees	17
Custodian fees	1,781
Compliance program costs (Note 3)	442
Professional fees	10,843
Printing fees	5,926
Other	109

Total Liabilities	1,155,375

Net Assets	$626,199,349

Represented by:
Capital	$622,914,611
Accumulated undistributed net investment income	520,477
Accumulated net realized losses from affiliated investments and futures transactions	(6,943,243)
Net unrealized appreciation/(depreciation) from investments in affiliates	11,313,069
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,605,565)

Net Assets	$626,199,349

Net Assets:
Class I Shares	$731,621
Class II Shares	625,467,728

Total	$626,199,349

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	68,311
Class II Shares	58,486,205

Total	58,554,516

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.71
Class II Shares	$10.69

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$632,177
Interest income from affiliates	270,300
Interest income from non-affiliates	8,222

Total Income	910,699

EXPENSES:
Investment advisory fees	420,246
Fund administration fees	79,887
Distribution fees Class II Shares	699,959
Administrative servicing fees Class I Shares	268
Administrative servicing fees Class II Shares	430,312
Professional fees	16,214
Printing fees	7,454
Trustee fees	8,077
Custodian fees	8,999
Accounting and transfer agent fees	231
Compliance program costs (Note 3)	1,069
Other	10,587

Total expenses before expenses reimbursed	1,683,303

Expenses reimbursed by adviser (Note 3)	(103,913)

Net Expenses	1,579,390

NET INVESTMENT LOSS	(668,691)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	3,436,231
Net realized losses from futures transactions (Note 2)	(4,625,111)

Net realized losses from affiliated investments and futures transactions	(1,188,880)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,025,323
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,068,331)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	3,956,992

Net realized/unrealized gains from affiliated investments and futures transactions	2,768,112

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,099,421

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(668,691)	$6,932,979
Net realized losses from affiliated investments and futures transactions	(1,188,880)	(4,410,670)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and futures contracts	3,956,992	1,140,306

Change in net assets resulting from operations	2,099,421	3,662,615

Distributions to Shareholders From:
Net investment income:
Class I	–	(2,118	)(a)
Class II	–	(5,851,933)
Net realized gains:
Class I	–	(181	)(a)
Class II	–	(1,226,379)

Change in net assets from shareholder distributions	–	(7,080,611)

Change in net assets from capital transactions	132,914,657	358,976,874

Change in net assets	135,014,078	355,558,878

Net Assets:
Beginning of period	491,185,271	135,626,393

End of period	$626,199,349	$491,185,271

Accumulated undistributed net investment income at end of period	$520,477	$1,189,168

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$557,706	$211,441	(a)
Dividends reinvested	–	2,299	(a)
Cost of shares redeemed	(18,836)	(7,585	)(a)

Total Class I Shares	538,870	206,155	(a)

Class II Shares
Proceeds from shares issued	133,690,870	358,622,316
Dividends reinvested	–	7,078,312
Cost of shares redeemed	(1,315,083)	(6,929,909)

Total Class II Shares	132,375,787	358,770,719

Change in net assets from capital transactions	$132,914,657	$358,976,874

SHARE TRANSACTIONS:
Class I Shares
Issued	50,902	19,627	(a)
Reinvested	–	215	(a)
Redeemed	(1,740)	(693	)(a)

Total Class I Shares	49,162	19,149	(a)

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	12,386,208	33,430,370
Reinvested	–	659,933
Redeemed	(121,852)	(666,519)

Total Class II Shares	12,264,356	33,423,784

Total change in shares	12,313,518	33,442,933

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class I Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.62	0.01	0.08	0.09	–	–	–	$10.71	0.85%	$731,621	0.31%	0.10%		0.35%	17.54%
Period Ended December 31, 2014 (f)(g)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%	$203,443	0.31%	3.60%	(h)	0.36%	12.12%

Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$10.62	(0.01)	0.08	0.07	–	–	–	$10.69	0.66%	$625,467,728	0.56%	(0.24%	)	0.60%	17.54%
Year Ended December 31, 2014 (f)	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%	$490,981,828	0.56%	2.23%		0.61%	12.12%
Period Ended December 31, 2013 (f)(i)	$10.00	0.38	0.39	0.77	(0.16)	(0.01)	(0.17)	$10.60	7.78%	$135,626,393	0.53%	5.54%		0.67%	0.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.
(i)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$48,178,644	$48,178,644
Mutual Funds	549,036,240	—	—	549,036,240
Total Assets	$549,036,240	$—	$48,178,644	$597,214,884

Liabilities:
Futures Contracts	(1,605,565)	—	—	(1,605,565)
Total Liabilities	$(1,605,565)	$—	$—	$(1,605,565)
Total	$547,430,675	$—	$48,178,644	$595,609,319

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$—	$—
Interest Income from Affiliates	270,300	270,300
Purchases	47,942,488	47,942,488
Sales	(34,144)	(34,144)
Change in Unrealized Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$48,178,644	$48,178,644
Amounts designated as “—” are zero or have been rounded to zero.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$48,178,644	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.40 - 3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(1,605,565)
Total		$(1,605,565)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$(4,625,111)
Total	$(4,625,111)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,068,331)
Total	$(1,068,331)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. . Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate 0.15%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $28,576 during the six months ended June 30, 2015.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2013 Amount(a)	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$48,026	$164,378	$103,913	$316,317

(a)	For the period May 1, 2013 through December 31, 2013.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $79,887 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,069.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $430,580.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$9,797,170	$8,371,835	$21,828	$163,061	$1,178	$—	$17,642,664
NVIT International Index Fund, Class Y	68,803,557	27,692,643	144,752	—	11,153	—	100,530,479
NVIT Mid Cap Index Fund, Class Y	49,051,844	12,093,229	9,227,143	—	1,256,884	—	54,118,244
NVIT S&P 500 Index Fund, Class Y	134,475,088	33,938,175	7,888,421	—	1,629,100	—	162,153,525
NVIT Small Cap Index Fund, Class Y	24,649,159	5,808,382	7,434,578	—	770,140	—	24,332,269
Nationwide Core Plus Bond Fund, Institutional Class	23,423,047	18,756,831	52,437	469,116	300	—	41,578,351
NVIT Bond Index Fund, Class Y	89,645,843	41,139,766	179,628	—	3,471	—	129,968,735
NVIT Short-Term Bond Fund, Class Y	73,667,593	13,917,467	69,708,155	—	(235,995)	—	18,711,973
Nationwide Fixed Contract	—	47,942,488	34,144	270,300	—	—	48,178,644

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $209,660,816 and sales of $94,691,086 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$586,001,302	$13,554,889	$(2,341,307)	$11,213,582

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

23

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

27

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

28

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

29

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

30

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

31

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

32

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

33

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

34

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderate Fund

SAR-ID-MOD 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	59.5%
Fixed Income Funds	32.4%
Fixed Contract	8.1%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	26.8%
NVIT Bond Index Fund, Class Y	22.2%
NVIT International Index Fund, Class Y	16.7%
NVIT Mid Cap Index Fund, Class Y	9.0%
Nationwide Fixed Contract	8.1%
Nationwide Core Plus Bond Fund, Institutional Class	7.1%
NVIT Small Cap Index Fund, Class Y	4.0%
NVIT Short Term Bond Fund, Class Y	3.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 throught June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund June 30, 2015			Beginning Account Value($) 01/01/15	Ending Account Value($) 06/30/15	Expenses Paid During Period ($) 01/01/15 -06/30/15(a)	Expense Ratio During Period (%) 01/01/15 -06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,018.00	2.85	0.57
	Hypothetical	(b)(c)	1,000.00	1,021.97	2.86	0.57
Class P Shares	Actual	(b)	1,000.00	1,018.80	2.10	0.42
	Hypothetical	(b)(c)	1,000.00	1,022.71	2.11	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderate Fund

Mutual Funds 91.9%

	Shares	Market Value

Equity Funds 59.5%
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	6,744,232	$91,316,903
NVIT International Index Fund, Class Y (a)	52,894,877	507,261,869
NVIT Mid Cap Index Fund, Class Y (a)	10,412,828	271,983,071
NVIT S&P 500 Index Fund, Class Y (a)	56,320,813	815,525,376
NVIT Small Cap Index Fund, Class Y (a)	8,338,256	121,071,479

Total Equity Funds (cost $1,154,730,859)		1,807,158,698

Fixed Income Funds 32.4%
Nationwide Core Plus Bond Fund, Institutional Class (a)	21,251,699	216,342,291
NVIT Bond Index Fund, Class Y (a)	63,274,716	675,773,967
NVIT Short Term Bond Fund, Class Y (a)	8,859,439	93,024,113

Total Fixed Income Funds (cost $980,935,868)		985,140,371

Total Mutual Funds (cost $2,135,666,727)		2,792,299,069

Fixed Contract 8.1%

	Principal Amount

Nationwide Fixed Contract, 3.40% (a)(b)(c)	$246,699,138	246,699,138

Total Fixed Contract (cost $246,699,138)		246,699,138

Total Investments (cost $2,382,365,865) (d) — 100.0%		3,038,998,207

Liabilities in excess of other assets — 0.0%†		(1,442,167)

NET ASSETS — 100.0%		$3,037,556,040

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,382,365,865)	$3,038,998,207
Cash	12,959
Receivable for investments sold	17,318
Receivable for capital shares issued	414,039
Prepaid expenses	19,097

Total Assets	3,039,461,620

Liabilities:
Payable for capital shares redeemed	422,294
Accrued expenses and other payables:
Investment advisory fees	329,475
Fund administration fees	57,722
Distribution fees	633,614
Administrative servicing fees	404,473
Accounting and transfer agent fees	484
Custodian fees	20,744
Compliance program costs (Note 3)	2,745
Professional fees	13,682
Printing fees	20,105
Other	242

Total Liabilities	1,905,580

Net Assets	$3,037,556,040

Represented by:
Capital	$2,204,727,436
Accumulated undistributed net investment income	766,638
Accumulated net realized gains from affiliated investments	175,429,624
Net unrealized appreciation/(depreciation) from investments in affiliates	656,632,342

Net Assets	$3,037,556,040

Net Assets:
Class II Shares	$3,025,539,607
Class P Shares	12,016,433

Total	$3,037,556,040

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	222,451,963
Class P Shares	885,257

Total	223,337,220

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.60
Class P Shares	$13.57

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Interest income from affiliates	$4,227,699
Dividend income from affiliates	3,627,847

Total Income	7,855,546

EXPENSES:
Investment advisory fees	2,020,312
Fund administration fees	352,973
Distribution fees Class II Shares	3,869,734
Distribution fees Class P Shares	15,521
Administrative servicing fees Class II Shares	2,321,852
Professional fees	57,738
Printing fees	16,952
Trustee fees	44,102
Custodian fees	58,249
Accounting and transfer agent fees	995
Compliance program costs (Note 3)	5,984
Other	30,846

Total expenses before earnings credit	8,795,258

Earnings credit (Note 5)	(22)

Net Expenses	8,795,236

NET INVESTMENT LOSS	(939,690)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	87,818,301
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(29,636,963)

Net realized/unrealized gains from affiliated investments	58,181,338

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$57,241,648

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(939,690)	$52,100,431
Net realized gains from affiliated investments	87,818,301	149,959,543
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(29,636,963)	(40,011,066)

Change in net assets resulting from operations	57,241,648	162,048,908

Distributions to Shareholders From:
Net investment income:
Class II	–	(53,463,722)
Class P	–	(243,609)
Class VI (a)	–	(33,600)

Change in net assets from shareholder distributions	–	(53,740,931)

Change in net assets from capital transactions	(165,215,433)	(258,629,864)

Change in net assets	(107,973,785)	(150,321,887)

Net Assets:
Beginning of period	3,145,529,825	3,295,851,712

End of period	$3,037,556,040	$3,145,529,825

Accumulated undistributed net investment income at end of period	$766,638	$1,706,328

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$12,221,685	$20,576,655
Proceeds from shares issued from class conversion	–	19,260,112
Dividends reinvested	–	53,463,722
Cost of shares redeemed	(175,767,121)	(335,834,519)

Total Class II Shares	(163,545,436)	(242,534,030)

Class P Shares
Proceeds from shares issued	1,028,647	4,911,676
Dividends reinvested	–	243,609
Cost of shares redeemed	(2,698,644)	(1,128,187)

Total Class P Shares	(1,669,997)	4,027,098

Class VI Shares(a)
Proceeds from shares issued	–	1,041,164
Dividends reinvested	–	33,600
Cost of shares redeemed in class conversion	–	(19,260,112)
Cost of shares redeemed	–	(1,937,584)

Total Class VI Shares	–	(20,122,932)

Change in net assets from capital transactions	$(165,215,433)	$(258,629,864)

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares

8

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderate Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class II Shares
Issued	894,282	1,553,209
Issued in class conversion	–	1,478,601
Reinvested	–	3,993,612
Redeemed	(12,862,144)	(25,387,339)

Total Class II Shares	(11,967,862)	(18,361,917)

Class P Shares
Issued	75,702	370,482
Reinvested	–	18,242
Redeemed	(197,765)	(85,157)

Total Class P Shares	(122,063)	303,567

Class VI Shares(a)
Issued	–	80,393
Reinvested	–	2,587
Redeemed in class conversion	–	(1,485,386)
Redeemed	–	(149,799)

Total Class VI Shares	–	(1,552,205)

Total change in shares	(12,089,925)	(19,610,555)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares

The accompanying notes are an integral part of these financial statements.

9

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Portfolio Turnover(d)
Class II Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$13.36	–	0.24	0.24	–	–	–	$13.60	1.80%	$3,025,539,607	0.57%	(0.06%)	0.57%	7.24%
Year Ended December 31, 2014(e)	$12.92	0.21	0.46	0.67	(0.23)	(0.23)	–	$13.36	5.18%	$3,132,107,636	0.57%	1.62%	0.57%	18.62%
Year Ended December 31, 2013(e)	$11.26	0.20	1.67	1.87	(0.21)	(0.21)	–	$12.92	16.63%	$3,266,811,014	0.57%	1.62%	0.57%	9.30%
Year Ended December 31, 2012(e)	$10.33	0.18	0.94	1.12	(0.19)	(0.19)	–	$11.26	10.81%	$2,900,799,660	0.57%	1.64%	0.57%	7.97%
Year Ended December 31, 2011(e)	$10.56	0.18	(0.18)	–	(0.23)	(0.23)	–	$10.33	(0.04%)	$2,850,771,347	0.57%	1.68%	0.57%	14.32%
Year Ended December 31, 2010(e)	$9.71	0.17	0.87	1.04	(0.19)	(0.19)	–	$10.56	10.91%	$3,023,335,082	0.57%	1.75%	0.57%	7.21%

Class P Shares
Six Months Ended June 30, 2015(e) (Unaudited)	$13.32	0.01	0.24	0.25	–	–	–	$13.57	1.88%	$12,016,433	0.42%	0.09%	0.42%	7.24%
Year Ended December 31, 2014(e)	$12.89	0.28	0.40	0.68	(0.25)	(0.25)	–	$13.32	5.31%	$13,422,189	0.42%	2.08%	0.42%	18.62%
Year Ended December 31, 2013(e)	$11.24	0.25	1.63	1.88	(0.23)	(0.23)	–	$12.89	16.78%	$9,073,225	0.42%	2.08%	0.42%	9.30%
Period Ended December 31, 2012(e)(f)	$11.05	0.30	0.11	0.41	(0.22)	(0.22)	–	$11.24	3.71%	$5,412,295	0.42%	4.00%	0.42%	7.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

10

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from January 1, 2015 through March 31, 2015, the rate was 3.50%. For the period from April 1, 2015 through June 30, 2015, the rate was 3.40%. Nationwide Life may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of the Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$246,699,138	$246,699,138
Mutual Funds	2,792,299,069	—	—	2,792,299,069
Total	$2,792,299,069	$—	$246,699,138	$3,038,998,207

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Fixed Contract	Total
Balance as of 12/31/14	$253,374,279	$253,374,279
Interest Income from Affiliates	4,227,699	4,227,699
Purchases	—	—
Sales	(10,902,840)	(10,902,840)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$246,699,138	$246,699,138

Amounts designated as “—” are zero or have been rounded to zero.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 06/30/15	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$246,699,138	Discounted Cash Flow	Daily Transactions Interest Rate Redemption Feature Non Assignment Feature Termination Feature	daily 3.40 - 3.50% daily daily daily

*	NFA can increase or redeem all or a portion of the Funds’ investment in the Nationwide Fixed Contract on a daily basis at par. The Fund cannot assign or transfer its interest in the Nationwide Fixed Contract to any party. If the Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or the issuer has the ability to terminate its investments in the Nationwide Fixed Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate is 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $352,973 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $5,984.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $2,321,852.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
Nationwide Ziegler Equity Income Fund, Institutional Class	$62,702,981	$32,035,891	$755,556	$901,508	$34,293	$—	$91,316,903
NVIT International Index Fund, Class Y	499,513,373	31,446,672	55,200,444	—	11,708,378	—	507,261,869
NVIT Mid Cap Index Fund, Class Y	313,784,271	—	55,209,066	—	32,454,789	—	271,983,071
NVIT S&P 500 Index Fund, Class Y	845,651,499	1,437,259	42,346,626	—	14,907,903	—	815,525,376
NVIT Small Cap Index Fund, Class Y	157,907,553	—	44,292,680	—	27,444,889	—	121,071,479
Nationwide Core Plus Bond Fund, Institutional Class	158,930,463	64,719,153	4,556,509	2,726,339	54,885	—	216,342,291
NVIT Bond Index Fund, Class Y	601,816,392	96,411,733	20,320,434		1,532,614	—	675,773,967
Nationwide Short-Term Bond, Class Y	253,402,991	—	162,948,227	—	(332,408)	—	93,024,113
Nationwide Fixed Contract	253,374,279	—	10,902,840	4,227,699	—	—	246,699,138

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit. JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $226,050,708 and sales of $396,532,382 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for the series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s semiannual report to shareholders.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,416,362,399	$625,153,394	$(2,517,586)	$622,635,808

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

18

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation

19

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Investor Destinations Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and, if applicable, the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Investor Destinations Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, except for NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Investor Destinations Moderately Conservative Fund, and NVIT Investor Destinations Conservative Fund, ranked within the top three quintiles of its performance universe for the three-year period ended August 31, 2014 (or the one-year period in the case of NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund). The Trustees considered that each of the NVIT Investor Destinations Capital Appreciation Fund and NVIT Investor Destinations Balanced Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014, and that each of NVIT Investor

20

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Destinations Moderately Conservative Fund and NVIT Investor Destinations Conservative Fund ranked in the 5th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s underperformance. The Trustees considered the Adviser’s statements that the Funds’ assets are allocated among different asset classes, in relatively stable percentages over time, in order to achieve a target level of risk and asset exposure and that the Adviser does not change the Funds’ asset allocations actively or frequently in response to short-term changes in market conditions and other factors, as may be the case for other asset allocation funds. The Trustees considered the Adviser’s statement that the Funds’ underperformance was the result of their relatively conservative asset allocations in a market that generally has rewarded more aggressive investment approaches, but that the Funds’ asset allocations and underlying investments have performed as the Adviser anticipated. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s explanation regarding the Funds’ investment performance was sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees noted the Adviser’s view that the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) provide a more meaningful comparison of the Funds’ fees relative to their peers than a comparison of advisory fees principally due to the fact that many of the Funds’ peers, which are also funds of funds, do not charge an advisory fee at all. The Trustees noted that all of the Investor Destinations Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees), except NVIT Investor Destinations Managed Growth and Income Fund’s, were ranked in the first quintile of their expense groups. The Trustees noted that there was no quintile ranking with respect to the expense group for NVIT Investor Destinations Managed Growth and Income Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked 2nd out of the four funds within its Lipper expense group. In addition, the Trustees noted that for all of the Funds except NVIT Investor Destinations Balanced Fund and NVIT Investor Destinations Managed Growth Fund, which ranked in the second and first quintiles, respectively, of their expense groups in respect of their actual advisory fees, there was an insufficient number of peer funds to provide quintile rankings in respect of the Funds’ actual advisory fees. The Trustees also considered the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) of the underlying funds in which the Funds invest.

The Trustees also considered whether the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Funds. The Trustees noted that the advisory fee rate schedules for the underlying funds in which the Funds invest are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the advisory fee rates of the underlying funds if the assets of those underlying funds increase over certain thresholds. The Trustees determined to continue to monitor the fees paid at the Fund level to determine whether breakpoints might be appropriate there, as well, in light of any economies related to the asset allocation function that are not appropriately shared through breakpoints at the underlying fund level.

–            –             –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

21

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

22

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

23

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

24

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

25

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

26

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

27

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

28

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

30

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

31

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

32

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Money Market Fund

SAR-MMKT 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Money Market Fund

Asset Allocation†

Commercial Paper	59.4%
Repurchase Agreement	9.9%
Corporate Bonds	8.5%
Certificates of Deposit	8.4%
Mutual Funds	6.6%
Municipal Bonds	5.8%
Asset-Backed Securities	0.5%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

Banking	16.4%
Finance-Commercial	15.5%
Finance-Retail	14.9%
Sovereign	6.6%
Finance-Automotive	6.3%
Electric Power	4.8%
Consumer Products	4.5%
Retail	1.6%
Metals & Mining	0.8%
Insurance	0.8%
Other Industries*	27.8%
100.0%

Top Holdings††

BlackRock Investment Quality Municipal Trust, Inc., RB, 0.14%, 07/01/15	5.0%
Federated Prime Obligations Fund, Institutional Shares	4.8%
Cancara Asset Securitization LLC, 0.13%, 07/06/15	4.1%
Sheffield Receivables Co. LLC, 0.36%, 10/21/15	2.9%
Toyota Motor Credit Corp., 0.29%, 12/14/15	2.8%
Chariot Funding LLC, 0.50%, 01/14/16	2.6%
Kaiser Foundation Hospital, 0.24%, 07/16/15	2.0%
Federated Prime Cash Obligations Fund, Institutional Shares	1.9%
Gotham Funding Corp., 0.12%, 07/06/15	1.9%
Electricite de France SA, 0.21%, 09/03/15	1.9%
Other Holdings*	70.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

3

Shareholder Expense Example	NVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Money Market Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,000.00	1.04	0.21
	Hypothetical	(a)(b)	1,000.00	1,023.75	1.05	0.21
Class II Shares	Actual	(a)	1,000.00	1,000.00	1.04	0.21
	Hypothetical	(a)(b)	1,000.00	1,023.75	1.05	0.21
Class IV Shares	Actual	(a)	1,000.00	1,000.00	1.04	0.21
	Hypothetical	(a)(b)	1,000.00	1,023.75	1.05	0.21
Class V Shares	Actual	(a)	1,000.00	1,000.00	1.04	0.21
	Hypothetical	(a)(b)	1,000.00	1,023.75	1.05	0.21
Class Y Shares	Actual	(a)	1,000.00	1,000.00	0.99	0.20
	Hypothetical	(a)(b)	1,000.00	1,023.80	1.00	0.20

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Money Market Fund

Asset-Backed Securities 0.5%

	Principal Amount	Market Value

Finance-Automotive 0.5%
Drive Auto Receivables Trust, Series 2015-B, Class A1, 0.46%, 06/15/16 (a)	$8,072,279	$8,072,279

Finance-Equipment 0.0%†
Macquarie Equipment Funding Trust, Series 2014-A, Class A1, 0.26%, 09/21/15 (a)	273,965	273,965

Total Asset-Backed Securities (cost $8,346,244)		8,346,244

Certificates of Deposit 8.4%
Banking 8.4%
Bank of Montreal, 0.41%, 07/10/15 (b)	12,000,000	12,000,000
Bank of Nova Scotia, Toronto, 0.34%, 01/15/16 (b)	20,000,000	20,000,000
Credit Suisse, Zurich, 0.25%, 07/24/15	33,500,000	33,499,572
Royal Bank of Canada, Montreal 0.31%, 02/12/16 (b)	24,000,000	24,000,000
0.39%, 07/01/16 (b)	24,500,000	24,500,000
State Street Bank & Trust Co., 0.32%, 10/01/15 (b)	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp. 0.27%, 09/02/15	4,500,000	4,500,000
0.29%, 09/17/15 (b)	15,000,000	15,000,000
Toronto Dominion Bank, 0.27%, 09/04/15 (b)	10,000,000	10,000,000

		153,499,572

Total Certificates of Deposit (cost $153,499,572)		153,499,572

Commercial Paper 59.4%
Aerospace & Defense 0.5%
Honeywell International, Inc., 0.24%, 07/29/15 (a)	10,000,000	9,998,133

Banking 7.1%
Bedford Row Funding Corp., 0.29%, 09/18/15 (a)(b)	20,000,000	20,000,000
Cancara Asset Securitization LLC, 0.13%, 07/06/15 (a)	74,649,000	74,647,652

Gotham Funding Corp., 0.12%, 07/06/15 (a)	35,000,000	34,999,417

		129,647,069

Chemicals 0.7%
BASF SE, 0.28%, 10/01/15 (a)	12,000,000	11,991,413

Commercial Paper (continued)

	Principal Amount	Market Value

Consumer Products 4.4%
Unilever NV 0.21%, 07/22/15	$15,500,000	$15,498,102
0.22%, 08/14/15	30,000,000	29,991,938
0.24%, 08/19/15	25,000,000	24,991,840
0.31%, 11/06/15	10,000,000	9,988,978

		80,470,858

Electric Power 4.8%
Electricite de France SA 0.17%, 07/24/15 (a)	10,000,000	9,998,914
0.17%, 08/06/15 (a)	20,000,000	19,996,600
0.21%, 09/03/15 (a)	35,000,000	34,986,933
0.20%, 09/23/15 (a)	22,000,000	21,989,734

		86,972,181

Finance-Automotive 2.7%
Toyota Motor Credit Corp., 0.29%, 12/14/15 (b)	50,000,000	50,000,000

Finance-Commercial 13.8%
Atlantic Asset Securitization LLC 0.23%, 07/02/15	8,000,000	7,999,949
0.23%, 07/16/15 (a)	6,000,000	5,999,425
0.25%, 08/12/15 (a)	26,500,000	26,492,271
0.28%, 09/24/15 (a)	12,300,000	12,291,868
CIESCO LLC 0.28%, 08/26/15 (a)	15,000,000	14,993,467
0.40%, 12/16/15 (a)	33,000,000	32,938,400
Fairway Finance Co. LLC 0.28%, 12/14/15 (a)(b)	15,000,000	15,000,000
0.29%, 12/17/15 (a)(b)	20,000,000	20,000,000
General Electric Capital Corp. 0.20%, 07/29/15	20,000,000	19,996,889
0.26%, 12/23/15 (b)	5,000,000	5,001,702
Sheffield Receivables Co. LLC 0.20%, 07/09/15	20,000,000	19,999,111
0.21%, 07/15/15 (a)	3,300,000	3,299,730
0.36%, 10/21/15 (a)	53,000,000	52,940,640
0.36%, 10/22/15	8,000,000	7,990,960
0.36%, 11/03/15 (a)	5,000,000	4,993,750

		249,938,162

Finance-Retail 14.8%
Barton Capital LLC 0.24%, 07/16/15 (a)	15,000,000	14,998,500
0.28%, 09/25/15	800,000	799,465
0.31%, 12/09/15 (a)(b)	10,000,000	10,000,000
CAFCO LLC 0.29%, 08/10/15 (a)	10,000,000	9,996,778
0.30%, 09/22/15 (a)	15,000,000	14,989,625
0.30%, 11/02/15 (a)	15,000,000	14,984,500
Chariot Funding LLC 0.30%, 10/16/15 (a)	16,000,000	15,985,733

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
0.30%, 11/05/15 (a)	$15,000,000	$14,984,125
0.40%, 12/07/15 (a)	11,300,000	11,280,037
0.50%, 01/14/16 (a)	47,000,000	46,871,403
Jupiter Securitization Co. LLC
0.28%, 08/28/15 (a)	11,000,000	10,995,038
0.28%, 09/17/15 (a)	13,000,000	12,992,113
0.30%, 11/04/15 (a)	22,500,000	22,476,375
0.30%, 11/06/15 (a)	25,000,000	24,973,333
0.38%, 01/14/16 (a)	8,600,000	8,582,117
Salisbury Receivables Co. LLC, 0.25%, 07/29/15 (a)	12,000,000	11,997,666
Starbird Funding Corp.
0.28%, 09/15/15 (a)	4,100,000	4,097,577
0.29%, 10/01/15 (a)	17,750,000	17,736,845

		268,741,230

Food & Beverage 0.1%
Coca-Cola Co., 0.35%, 09/09/15 (a)	1,000,000	999,319

Municipal 3.9%
Kaiser Foundation Hospital
0.10%, 07/01/15	12,000,000	12,000,000
0.23%, 07/15/15	5,082,000	5,081,545
0.24%, 07/16/15	36,734,000	36,730,397
0.19%, 07/28/15	8,000,000	7,998,860
0.18%, 09/14/15	8,515,000	8,511,809

		70,322,611

Oil & Oil Finance 0.1%
BP Capital Markets PLC, 0.25%, 10/15/15 (a)	1,850,000	1,848,638

Sovereign 6.5%
Caisse des Depots et Consignations (CDC)
0.23%, 08/07/15 (a)	20,000,000	19,995,273
0.22%, 08/17/15 (a)	10,000,000	9,997,193
0.18%, 08/27/15 (a)	22,000,000	21,993,730
Erste Abwicklungsanstalt
0.26%, 07/08/15 (a)	30,000,000	29,998,483
0.28%, 07/22/15 (a)	4,000,000	3,999,347
0.20%, 07/24/15 (a)	12,000,000	11,998,467
0.28%, 07/27/15 (a)	20,000,000	19,995,955

		117,978,448

Total Commercial Paper (cost $1,078,908,062)		1,078,908,062

Corporate Bonds 8.5%
Banking 0.7%
Bank of Montreal, 0.53%, 09/24/15 (b)	2,200,000	2,201,084

Corporate Bonds (continued)

	Principal Amount	Market Value

Banking (continued)
Wells Fargo Bank NA, 0.46%, 07/21/16 (b)	$10,000,000	$10,000,000

		12,201,084

Finance-Automotive 3.0%
BMW US Capital LLC
0.39%, 07/17/15 (b)	15,000,000	15,000,000
0.40%, 02/05/16 (b)	15,000,000	15,000,000
0.42%, 05/27/16 (b)	15,000,000	15,000,000
Toyota Motor Credit Corp.
0.88%, 07/17/15	250,000	250,051
0.29%, 04/15/16 (b)	10,000,000	10,000,000

		55,250,051

Finance-Commercial 1.6%
General Electric Capital Corp.
1.63%, 07/02/15	7,540,000	7,540,255
0.65%, 07/10/15 (b)	3,750,000	3,750,337
0.88%, 08/07/15 (b)	500,000	500,240
1.03%, 08/11/15 (b)	1,315,000	1,316,105
4.38%, 09/21/15	300,000	302,568
2.25%, 11/09/15	4,476,000	4,505,740
0.47%, 01/08/16 (b)	585,000	585,446
0.48%, 06/20/16 (b)	10,000,000	10,015,427

		28,516,118

Insurance 0.8%
Metropolitan Life Global Funding I, 2.50%, 09/29/15 (a)	7,117,000	7,153,604
New York Life Global Funding, 0.28%, 10/29/15 (a)(b)	7,500,000	7,500,000

		14,653,604

Metals & Mining 0.8%
SSAB AB, 0.17%, 07/02/15 (b)	15,000,000	15,000,000

Oil & Oil Finance 0.0%†
BP Capital Markets PLC, 3.13%, 10/01/15	450,000	452,875

Retail 1.6%
Wal-Mart Stores, Inc.
4.50%, 07/01/15	7,525,000	7,525,000
2.25%, 07/08/15	3,570,000	3,571,347
1.50%, 10/25/15	17,000,000	17,061,625

		28,157,972

Total Corporate Bonds (cost $154,231,704)		154,231,704

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Money Market Fund (Continued)

Municipal Bonds 5.8%

	Principal Amount	Market Value

Minnesota 0.8%
Illinois State, GO, 0.13%, 07/01/15 (a)(b)	$15,405,000	$15,405,000

New York 5.0%
BlackRock Investment Quality Municipal Trust, Inc., RB, 0.14%, 07/01/15 (a)(b)	90,000,000	90,000,000

Total Municipal Bonds (cost $105,405,000)		105,405,000

Mutual Funds 6.6%

	Shares

Asset Management 6.6%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.07% (c)	35,000,000	35,000,000
Federated Prime Obligations Fund, Institutional Shares, 0.07% (c)	85,739,658	85,739,658

Total Mutual Funds (cost $120,739,658)		120,739,658

Repurchase Agreement 9.9%

	Principal Amount

ING Financial Markets LLC, 0.13%, dated 06/30/15, due 07/01/15, repurchase price $179,030,647, collateralized by U.S. Government Agency Securities, ranging from 0.39%-5.00%, maturing 10/01/29-10/01/44; total market value $183,349,321. (d)	$179,030,000	179,030,000

Total Repurchase Agreement (cost $179,030,000)		179,030,000

Total Investments (cost $1,800,160,240) (e) — 99.1%		1,800,160,240
Other assets in excess of liabilities — 0.9%		17,247,590

NET ASSETS — 100.0%		$1,817,407,830

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $944,731,365 which represents 51.98% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of June 30, 2015.

(d)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

GO	General Obligation

LLC	Limited Liability Company

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

SA	Stock Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Money Market Fund
Assets:
Investments, at value (cost $1,621,130,240)	$1,621,130,240
Repurchase agreement, at value (cost $179,030,000)	179,030,000

Total Investments, at value (total cost $1,800,160,240)	1,800,160,240

Cash	590,634
Interest and dividends receivable	536,172
Receivable for capital shares issued	18,420,100
Prepaid expenses	11,856

Total Assets	1,819,719,002

Liabilities:
Payable for investments purchased	586,072
Payable for capital shares redeemed	1,361,729
Accrued expenses and other payables:
Investment advisory fees	27,497
Fund administration fees	44,592
Distribution fees	47,300
Administrative servicing fees	188,571
Accounting and transfer agent fees	1,181
Custodian fees	13,604
Compliance program costs (Note 3)	1,502
Professional fees	15,993
Printing fees	22,878
Other	253

Total Liabilities	2,311,172

Net Assets	$1,817,407,830

Represented by:
Capital	$1,817,389,174
Accumulated net realized gains from investments	18,656

Net Assets	$1,817,407,830

8

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Money Market Fund
Net Assets:
Class I Shares	$964,692,936
Class II Shares	293,818,487
Class IV Shares	47,508,933
Class V Shares	511,122,443
Class Y Shares	265,031

Total	$1,817,407,830

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	964,692,936
Class II Shares	293,818,487
Class IV Shares	47,508,933
Class V Shares	511,122,443
Class Y Shares	265,031

Total	1,817,407,830

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Money Market Fund
INVESTMENT INCOME:
Interest income	$1,775,776
Dividend income	31,035

Total Income	1,806,811

EXPENSES:
Investment advisory fees	3,246,780
Fund administration fees	254,994
Distribution fees Class II Shares	248,147
Administrative servicing fees Class I Shares	691,918
Administrative servicing fees Class II Shares	148,889
Administrative servicing fees Class IV Shares	34,797
Administrative servicing fees Class V Shares	256,480
Professional fees	40,469
Printing fees	21,789
Trustee fees	23,376
Custodian fees	30,611
Accounting and transfer agent fees	3,702
Compliance program costs (Note 3)	3,217
Other	19,089

Total expenses before earnings credit and fees waived	5,024,258

Earnings credit (Note 4)	(6,741)
Distribution fees voluntarily waived – Class II (Note 3)	(248,147)
Investment advisory voluntarily fees waived (Note 3)	(1,830,475)
Administrative servicing fees voluntarily waived – Class I (Note 3)	(691,918)
Administrative servicing fees voluntarily waived – Class II (Note 3)	(148,889)
Administrative servicing fees voluntarily waived – Class IV (Note 3)	(34,797)
Administrative servicing fees voluntarily waived – Class V (Note 3)	(256,480)

Net Expenses	1,806,811

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	26,735

Net realized/unrealized gains from affiliated and non-affiliated investments	26,735

Contribution by affiliate (Note 3)	1,469,554

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,496,289

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	NVIT Money Market Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net realized gains from investments	$26,735	$23,275
Contribution by affiliate (Note 3)	1,469,554	–

Change in net assets resulting from operations	1,496,289	23,275

Change in net assets from capital transactions	(4,034,614)	57,754,744

Change in net assets	(2,538,325)	57,778,019

Net Assets:
Beginning of period	1,819,946,155	1,762,168,136

End of period	$1,817,407,830	$1,819,946,155

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$175,019,433	$394,274,508
Dividends reinvested	–	–
Cost of shares redeemed	(219,731,907)	(356,021,164)

Total Class I Shares	(44,712,474)	38,253,344

Class II Shares
Proceeds from shares issued	602,551,036	1,105,367,844
Dividends reinvested	–	–
Cost of shares redeemed	(533,558,007)	(1,040,823,984)

Total Class II Shares	68,993,029	64,543,860

Class IV Shares
Proceeds from shares issued	9,765,597	12,680,623
Dividends reinvested	–	–
Cost of shares redeemed	(9,786,254)	(19,760,019)

Total Class IV Shares	(20,657)	(7,079,396)

Class V Shares
Proceeds from shares issued	193,702,578	375,269,472
Dividends reinvested	–	–
Cost of shares redeemed	(191,022,352)	(413,223,404)

Total Class V Shares	2,680,226	(37,953,932)

Class Y Shares
Proceeds from shares issued	62,484	932,127
Dividends reinvested	–	–
Cost of shares redeemed	(31,037,222)	(941,259)

Total Class Y Shares	(30,974,738)	(9,132)

Change in net assets from capital transactions	$(4,034,614)	$57,754,744

11

Statements of Changes in Net Assets (Continued)

	NVIT Money Market Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	175,019,433	394,274,508
Reinvested	–	–
Redeemed	(219,731,907)	(356,021,164)

Total Class I Shares	(44,712,474)	38,253,344

Class II Shares
Issued	602,551,036	1,105,367,844
Reinvested	–	–
Redeemed	(533,558,007)	(1,040,823,984)

Total Class II Shares	68,993,029	64,543,860

Class IV Shares
Issued	9,765,597	12,680,623
Reinvested	–	–
Redeemed	(9,786,254)	(19,760,019)

Total Class IV Shares	(20,657)	(7,079,396)

Class V Shares
Issued	193,702,578	375,269,472
Reinvested	–	–
Redeemed	(191,022,352)	(413,223,404)

Total Class V Shares	2,680,226	(37,953,932)

Class Y Shares
Issued	62,484	932,127
Reinvested	–	–
Redeemed	(31,037,222)	(941,259)

Total Class Y Shares	(30,974,738)	(9,132)

Total change in shares	(4,034,614)	57,754,744

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations			Distributions		Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$1.00	–	–	$1.00	–	$964,692,936	0.21%	–	0.58%
Year Ended December 31, 2014 (d)	$1.00	–	–	$1.00	–	$1,008,594,772	0.18%	–	0.58%
Year Ended December 31, 2013 (d)	$1.00	–	–	$1.00	–	$970,304,468	0.21%	–	0.58%
Year Ended December 31, 2012 (d)	$1.00	–	–	$1.00	–	$1,082,651,394	0.30%	–	0.58%
Year Ended December 31, 2011 (d)	$1.00	–	–	$1.00	–	$1,126,659,840	0.26%	–	0.57%
Year Ended December 31, 2010 (d)	$1.00	–	–	$1.00	–	$1,066,297,467	0.31%	–	0.59%

Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$1.00	–	–	$1.00	–	$293,818,487	0.21%	–	0.83%
Year Ended December 31, 2014 (d)	$1.00	–	–	$1.00	–	$224,678,172	0.18%	–	0.83%
Year Ended December 31, 2013 (d)	$1.00	–	–	$1.00	–	$160,094,056	0.21%	–	0.83%
Year Ended December 31, 2012 (d)	$1.00	–	–	$1.00	–	$217,965,994	0.30%	–	0.83%
Year Ended December 31, 2011 (d)	$1.00	–	–	$1.00	–	$253,713,076	0.26%	–	0.82%
Year Ended December 31, 2010 (d)	$1.00	–	–	$1.00	–	$233,716,674	0.31%	–	0.84%

Class IV Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$1.00	–	–	$1.00	–	$47,508,933	0.21%	–	0.58%
Year Ended December 31, 2014 (d)	$1.00	–	–	$1.00	–	$47,487,535	0.18%	–	0.58%
Year Ended December 31, 2013 (d)	$1.00	–	–	$1.00	–	$54,563,286	0.21%	–	0.58%
Year Ended December 31, 2012 (d)	$1.00	–	–	$1.00	–	$60,355,890	0.30%	–	0.58%
Year Ended December 31, 2011 (d)	$1.00	–	–	$1.00	–	$67,251,820	0.26%	–	0.57%
Year Ended December 31, 2010 (d)	$1.00	–	–	$1.00	–	$77,530,878	0.31%	–	0.58%

Class V Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$1.00	–	–	$1.00	–	$511,122,443	0.21%	–	0.53%
Year Ended December 31, 2014 (d)	$1.00	–	–	$1.00	–	$507,973,173	0.18%	–	0.53%
Year Ended December 31, 2013 (d)	$1.00	–	–	$1.00	–	$546,045,214	0.21%	–	0.53%
Year Ended December 31, 2012 (d)	$1.00	–	–	$1.00	–	$496,009,056	0.30%	–	0.53%
Year Ended December 31, 2011 (d)	$1.00	–	–	$1.00	–	$470,690,748	0.26%	–	0.52%
Year Ended December 31, 2010 (d)	$1.00	–	–	$1.00	–	$476,523,940	0.31%	–	0.53%

Class Y Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$1.00	–	–	$1.00	–	$265,031	0.20%	–	0.43%
Year Ended December 31, 2014 (d)	$1.00	–	–	$1.00	–	$31,212,503	0.18%	–	0.43%
Year Ended December 31, 2013 (d)	$1.00	–	–	$1.00	–	$31,161,112	0.23%	–	0.43%
Year Ended December 31, 2012 (d)	$1.00	–	–	$1.00	–	$302,321,859	0.30%	–	0.43%
Year Ended December 31, 2011 (d)	$1.00	–	–	$1.00	–	$375,182,576	0.26%	–	0.42%
Year Ended December 31, 2010 (d)	$1.00	–	–	$1.00	–	$323,950,106	0.31%	–	0.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Money Market Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal, Investor Destinations, and the Loring Ward NVIT Capital Appreciation and Moderate Funds.

The Fund currently offers Class I, Class II, Class IV, Class V and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$8,346,244	$—	$8,346,244
Certificates of Deposit	—	153,499,572	—	153,499,572
Commercial Paper	—	1,078,908,062	—	1,078,908,062
Corporate Bonds	—	154,231,704	—	154,231,704
Municipal Bonds	—	105,405,000	—	105,405,000
Mutual Funds	120,739,658	—	—	120,739,658
Repurchase Agreement	—	179,030,000	—	179,030,000
Total	$120,739,658	$1,679,420,582	$—	$1,800,160,240

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b) Joint	Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with another series of the Nationwide Mutual Funds, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash, through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repo on a gross basis was as follows:

ING Financial Markets LLC, dated 06/30/15, due 07/01/15, repurchase price $240,765,869, collateralized by U.S. Government Agency Securities ranging 0.39%-5.00%, maturing 10/01/29-10/01/44; total market value $246,573,754.

At June 30, 2015, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
ING Financial Markets LLC	$179,030,000	$—	$179,030,000	$(179,030,000)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.38%, and after voluntary fee waivers was 0.17%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $254,994 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,217.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculate at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $0.

For the six months ended June 30, 2015, the effective rate before voluntary fee waivers for administrative services fees that paid by the Fund was 0.15%, 0.15%, 0.15%, and 0.10% for Class I, Class II, Class IV, and Class V shares, respectively, and after voluntary fee waivers was 0.00.%, 0.00%, 0.00%, and 0.00%, respectively.

During the six months ended June 30, 2015, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $1,830,475. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $248,147. Also, during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV, and Class V shares of the Fund in an amount equal to $1,132,084. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

On June 25, 2015, NFA, the investment adviser to the Fund, made a contribution of $1,469,554 to the capital of the Fund. NFA made the contribution primarily to offset capital losses incurred by the Fund due to the sale of securities.

4.  Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6.  New Accounting Pronouncements and Other Matters

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. Money Market, which is an Underlying Fund, is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, Money Market may be required to take certain steps with respect to its structure and/or operations.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,800,160,240	$—	$ (—)	$—

Amounts designated as “—” are zero or have been rounded to zero.

8.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

20

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

21

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

22

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

23

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

24

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

25

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

26

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

27

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

28

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

29

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

30

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

31

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

32

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

33

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

34

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

35

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund

SAR-MSB 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi Sector Bond Fund

Asset Allocation†

Corporate Bonds	47.7%
Sovereign Bonds	14.4%
U.S. Government Mortgage Backed Agencies	13.6%
Asset-Backed Securities	8.4%
U.S. Treasury Notes	5.9%
Commercial Mortgage Backed Securities	4.1%
Repurchase Agreements	3.7%
Collateralized Mortgage Obligations	3.0%
Bank Loans	1.7%
Yankee Dollars	0.7%
U.S. Treasury Bond	0.5%
U.S. Government Sponsored & Agency Obligations	0.5%
Municipal Bonds	0.4%
Preferred Stock	0.3%
Common Stocks	0.2%
Liabilities in excess of other assets††	(5.1)%
100.0%

Top Industries†††

Automobiles	6.5%
Oil, Gas & Consumable Fuels	4.5%
Banks	4.3%
Diversified Telecommunication Services	3.8%
Media	3.4%
Capital Markets	2.2%
Chemicals	2.0%
Pharmaceuticals	1.8%
Metals & Mining	1.7%
Gas Utilities	1.7%
Other Industries*	68.1%
100.0%

Top Holdings†††

Federal National Mortgage Association Pool TBA, 3.50%, 07/25/45	4.1%
U.S. Treasury Note, 2.13%, 05/15/25	2.9%
Federal National Mortgage Association Pool TBA, 4.50%, 07/25/45	1.5%
Federal National Mortgage Association Pool TBA, 3.00%, 07/25/45	1.4%
U.S. Treasury Note, 1.50%, 05/31/20	1.1%
Federal National Mortgage Association Pool TBA, 4.00%, 07/25/45	0.9%
Santander Drive Auto Receivables Trust, 0.48%, 06/15/16	0.8%
Mexican Bonos, 7.75%, 05/29/31	0.7%
Verizon Communications, Inc., 5.05%, 03/15/34	0.7%
Federal National Mortgage Association Pool TBA, 6.00%, 07/25/45	0.6%
Other Holdings*	85.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,001.10	4.42	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.38	4.46	0.89
Class Y Shares	Actual	(a)	1,000.00	1,002.20	3.67	0.74
	Hypothetical	(a)(b)	1,000.00	1,021.12	3.71	0.74

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund

Asset-Backed Securities 8.4%

	Principal Amount	Market Value

Automobiles 6.3%
Ally Auto Receivables Trust
Series 2012-3, Class A3, 0.85%, 08/15/16	$107,563	$107,577
Series 2012-4, Class A3, 0.59%, 01/17/17	245,201	245,235
Series 2012-5, Class A3, 0.62%, 03/15/17	689,982	690,108
Series 2013-1, Class A3, 0.63%, 05/15/17	245,276	245,296
AmeriCredit Automobile Receivables Trust
Series 2012-5, Class A3, 0.62%, 06/08/17	31,709	31,709
Series 2014-1, Class A2, 0.57%, 07/10/17	101,403	101,371
Series 2014-2, Class A2B, 0.46%, 10/10/17 (a)	544,736	544,519
Series 2014-2, Class A2A, 0.54%, 10/10/17	162,608	162,527
Series 2015-2, Class A1, 0.40%, 04/08/16	139,202	139,202
ARI Fleet Lease Trust, Series 2013-A, Class A3, 0.92%, 07/15/21 (b)	465,000	465,147
BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.67%, 11/27/17	757,405	758,122
Capital Auto Receivables Asset Trust, Series 2013-3, Class A2, 1.04%, 11/21/16	298,748	298,869
Carfinance Capital Auto Trust, Series 2013-2A, Class A, 1.75%, 11/15/17 (b)	117,819	117,966
CarMax Auto Owner Trust, Series 2013-1, Class A3, 0.60%, 10/16/17	142,693	142,591
CFC LLC
Series 2013-1A, Class A, 1.65%, 07/17/17 (b)	3,918	3,920
Series 2014-1A, Class A, 1.46%, 12/17/18 (b)	352,928	352,464
Chesapeake Funding LLC
Series 2012-1A, Class A, 0.93%, 11/07/23 (a)(b)	84,494	84,514
Series 2014-1A, Class C, 1.38%, 03/07/26 (a)(b)	200,000	199,253
Drive Auto Receivables Trust, Series 2015-BA, Class A1, 0.46%, 06/15/16 (b)	944,457	944,457
Exeter Automobile Receivables Trust, Series 2013-1A, Class A, 1.29%, 10/16/17 (b)	28,252	28,279
First Investors Auto Owner Trust, Series 2015-1A, Class A1, 0.50%, 04/15/16 (b)	710,567	710,568

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
Ford Credit Auto Lease Trust, Series 2013-A, Class A3, 0.60%, 03/15/16	$36,494	$36,495
Ford Credit Auto Owner Trust
Series 2011-B, Class A4, 1.35%, 12/15/16	27,764	27,786
Series 2013-A, Class A3, 0.55%, 07/15/17	158,239	158,266
Series 2014-A, Class A2, 0.48%, 11/15/16	65,959	65,958
Hyundai Auto Receivables Trust
Series 2013-A, Class A3, 0.56%, 07/17/17	759,014	758,860
Series 2013-C, Class A3, 1.01%, 02/15/18	1,894,926	1,896,992
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A2, 0.43%, 02/15/17	282,892	282,807
Nissan Auto Lease, Series 2013-A, Class A3, 0.61%, 04/15/16	97,160	97,163
Prestige Auto Receivables Trust
Series 2013-1A, Class A2, 1.09%, 02/15/18 (b)	82,781	82,818
Series 2014-1A, Class A3, 1.52%, 04/15/20 (b)	365,000	365,577
Series 2015-1, Class A1, 0.50%, 04/15/16 (b)	738,701	738,702
Santander Drive Auto Receivables Trust
Series 2013-1, Class B, 1.16%, 01/15/19	588,226	588,196
Series 2013-2, Class A3, 0.70%, 09/15/17	434,696	434,629
Series 2013-3, Class A3, 0.70%, 10/16/17	975,983	975,831
Series 2014-1, Class A2A, 0.66%, 06/15/17	119,768	119,754
Series 2014-2, Class A3, 0.80%, 04/16/18	820,000	820,106
Series 2014-3, Class A2A, 0.54%, 08/15/17	271,287	271,073
Series 2014-4, Class B, 1.82%, 05/15/19	310,000	310,413
Series 2015-1, Class A1, 0.32%, 03/15/16	156,252	156,252
Series 2015-3, Class A1, 0.48%, 06/15/16	2,310,000	2,310,002
SMART ABS Trust, Series 2015-1US, Class A1, 0.40%, 03/14/16	332,417	332,814
SMART Trust, Series 2012-1USA, Class A4A, 2.01%, 12/14/17 (b)	314,436	316,952

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
Volkswagen Auto Loan Enhanced Trust
Series 2012-1, Class A3, 0.85%, 08/22/16	$35,359	$35,368
Series 2012-2, Class A3, 0.46%, 01/20/17	347,308	347,273
World Omni Auto Receivables Trust, Series 2014-A, Class A2, 0.43%, 05/15/17	418,190	418,141
World Omni Automobile Lease Securitization Trust, Series 2013-A, Class A2A, 0.73%, 05/16/16	254,014	254,071

		18,575,993

Home Equity 0.1%
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, 0.73%, 08/25/31 (a)	52,760	40,061
Renaissance Home Equity Loan Trust Series 2006-1, Class AF3, 5.61%, 05/25/36 (c)	29,807	20,231
Series 2007-1, Class AF2, 5.51%, 04/25/37 (c)	115,922	61,149

		121,441

Other 1.0%
Access Group, Inc. Series 2003-A, Class A2, 0.70%, 07/01/38 (a)	164,613	162,776
Series 2006-1, Class B, 0.73%, 08/25/37 (a)	179,107	164,439
Ally Master Owner Trust, Series 2013-1, Class A2, 1.00%, 02/15/18	875,000	876,117
CCG Receivables Trust Series 2013-1, Class A2, 1.05%, 08/14/20 (b)	86,977	87,055
Series 2014-1, Class A2, 1.06%, 11/15/21 (b)	368,784	369,043
CNH Equipment Trust, Series 2012-D, Class A3, 0.65%, 04/16/18	55,283	55,237
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 04/25/47 (a)	163,794	172,889
Credit-Based Asset Servicing and Securitization LLC, Series 2002-CB2, Class A2, 1.29%, 04/25/32 (a)	293,271	281,563
Federal National Mortgage Association Grantor Trust, Series 2003-T4, Class 2A5, 5.28%, 09/26/33 (c)	69,448	75,725

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 0.89%, 12/10/18 (a)(b)	$560,000	$559,974

		2,804,818

Student Loan 1.0%
Education Loan Asset-Backed Trust I, Series 2013-1, Class B1, 1.19%, 11/25/33 (a)(b)	718,652	671,449
Navient Private Education Loan Trust, Series 2014-AA, Class A2A, 2.74%, 02/15/29 (b)	585,000	587,898
SLM Student Loan Trust, Series 2010-A, Class 2A, 3.44%, 05/16/44 (a)(b)	531,872	557,006
SMB Private Education Loan Trust, Series 2015-A, Class A3, 1.69%, 02/17/32 (a)(b)	705,000	708,039
SoFi Professional Loan Program, Series 2014-B, Class A2, 2.55%, 08/27/29 (b)	523,630	525,731

		3,050,123

Total Asset-Backed Securities (cost $24,341,195)		24,552,375

Bank Loans 1.7%
Advertising 0.1%
Advantage Sales & Marketing, Inc., 2nd Lien Term Loan, 0.05%, 07/25/22	410,000	411,365

Aerospace & Defense 0.1%
TransDigm, Inc., 1st Lien Tranche D Term Loan, 0.03%, 06/04/21	247,500	245,307

Chemicals 0.2%
Axalta Coating Systems US Holdings, Inc., 1st Lien Tranche B Term Loan, 0.01%, 02/01/20	235,900	235,487
MacDermid, Inc., 1st Lien Tranche B Term Loan, 0.03%, 06/07/20	372,152	372,617

		608,104

Commercial Services & Supplies 0.1%
EnergySolutions LLC, 1st Lien Tranche B Term Loan, 0.04%, 05/29/20	235,091	235,484

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Bank Loans (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure 0.1%
Playa Resorts Holdings BV, 1st Lien Tranche B Term Loan, 0.12%, 08/09/19	$396,100	$394,614

Household Products 0.1%
Sun Products Corp. (The), 1st Lien Tranche B Term Loan, 0.02%, 03/23/20	203,529	197,806

Machinery 0.0%†
Liberty Tire Recycling LLC, Bridge Loan, 0.00%, 12/31/49 (d)	26,680	26,680

Media 0.5%
IMG Worldwide Holdings LLC, 1st Lien Tranche B Term Loan, 0.01%, 05/06/21	252,724	251,965
Metro-Goldwyn-Mayer, Inc., 2nd Lien Tranche B Term Loan, 0.13%, 06/26/20	400,000	404,000
Numericable US LLC, 1st Lien Tranche B-1 Term Loan, 0.01%, 05/21/20	133,368	133,654
Numericable US LLC, 1st Lien Tranche B-2 Term Loan, 0.01%, 05/21/20	115,382	115,629
Tribune Media Co., 1st Lien Tranche B Term Loan, 0.07%, 01/01/00	289,359	288,997
TWCC Holding Corp., 2nd Lien Term Loan, 0.05%, 06/26/20	325,000	302,250

		1,496,495

Metals & Mining 0.0%†
Magnetation LLC, Tranche B Term Loan, 0.00%, 05/01/25	28,811	28,811
Magnetation LLC, Term Loan, 0.01%, 12/31/49	6,490	6,490

		35,301

Oil, Gas & Consumable Fuels 0.2%
Jonah Energy LLC, 2nd Lien Term Loan, 0.06%, 05/08/21	245,000	231,525
Templar Energy LLC, 2nd Lien Tranche B Term Loan, 0.02%, 11/25/20	275,000	201,850

		433,375

Road & Rail 0.1%
Neff Rental LLC, 2nd Lien Term Loan, 0.04%, 06/09/21	208,261	206,049

Semiconductors & Semiconductor Equipment 0.1%
Freescale Semiconductor, Inc., 1st Lien Tranche B-5 Term Loan, 0.04%, 01/15/21	321,855	322,727

Bank Loans (continued)

	Principal Amount	Market Value

Specialty Retail 0.1%
Party City Holdings, Inc., 1st Lien Tranche B Term Loan, 0.02%, 07/27/19	$247,494	$246,915

Total Bank Loan (cost $4,918,619)		4,860,222

Collateralized Mortgage Obligations 3.0%
Banc of America Mortgage Securities, Inc. Series 2004-I, Class 2A2, 2.66%, 10/25/34 (a)	18,542	18,520
Series 2007-3, Class 1A1, 6.00%, 09/25/37	162,082	147,204
BCAP LLC Trust, Series 2011-R11, Class 20A5, 2.69%, 03/26/35 (a)(b)	184,070	185,845
Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A9, 5.75%, 06/25/36	106,477	108,792
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 1.98%, 08/25/34 (a)	251,071	246,703
Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-11, Class 5A1, 0.79%, 03/25/35 (a)	366,248	304,961
Series 2006-1, Class A2, 6.00%, 03/25/36	256,572	240,908
CSMC Mortgage-Backed Trust, Series 2007-5, Class 8A2, 6.00%, 10/25/24	166,774	174,576
FDIC Trust
Series 2011-R1, Class A, 2.67%, 07/25/26 (b)	300,162	306,949
Series 2010-R1, Class A, 2.18%, 05/25/50 (b)	253,571	255,590
Federal Home Loan Mortgage Corp. Reference REMIC
Series R006, Class ZA, 6.00%, 04/15/36	473,181	539,988
Series R007, Class ZA, 6.00%, 05/15/36	400,933	456,386
Federal Home Loan Mortgage Corp. REMICS
Series 1103, Class N, IO, 1156.50%, 06/15/21	1	19
Series 3558, Class G, 4.00%, 08/15/24	485,000	526,099
Series 3123, Class HT, 5.00%, 03/15/26	70,377	76,918
Series 3150, Class EQ, 5.00%, 05/15/26	97,320	105,937
Series 2129, Class SG, IO, 6.81%, 06/17/27 (a)	347,909	64,270

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3599, Class DY, 4.50%, 11/15/29	$420,000	$470,585
Series 3653, Class B, 4.50%, 04/15/30	352,778	381,361
Series 2649, Class IM, IO, 7.00%, 07/15/33	76,108	15,954
Series 2725, Class TA, 4.50%, 12/15/33	20,000	22,717
Series 3704, Class DC, 4.00%, 11/15/36	125,417	133,239
Federal Home Loan Mortgage Corp. Structured Pass Through Securities, Series T-56, Class A5, 5.23%, 05/25/43	124,719	137,097
Federal National Mortgage Association Grantor Trust
Series 2001-T4, Class A1, 7.50%, 07/25/41	126,504	151,763
Series 2001-T10, Class A2, 7.50%, 12/25/41	1,942	2,333
Federal National Mortgage Association Interest Strip
Series 207, Class 2, IO, 8.00%, 02/25/23	64,823	15,758
Series 264, Class 2, IO, 8.00%, 07/25/24	145,016	31,773
Series 267, Class 2, IO, 8.50%, 10/25/24	171,810	41,804
Series 274, Class 2, IO, 8.50%, 10/25/25	160,813	39,814
Series 277, Class 2, IO, 7.50%, 04/25/27	69,310	15,266
Federal National Mortgage Association REMICS
Series 2006-22, Class CE, 4.50%, 08/25/23	104,561	111,928
Series 2009-71, Class MB, 4.50%, 09/25/24	97,256	103,590
Series 2004-70, Class EB, 5.00%, 10/25/24	61,785	66,633
Series 1997-61, Class PK, IO, 8.00%, 08/18/27	116,462	30,683
Series 2009-39, Class LB, 4.50%, 06/25/29	99,613	107,655
Series 2009-96, Class DB, 4.00%, 11/25/29	353,662	376,922
Series 2003-32, Class UI, IO, 6.00%, 05/25/33	107,792	23,954
Series 2003-35, Class UI, IO, 6.50%, 05/25/33	49,720	10,463
Series 2003-41, Class IB, IO, 7.00%, 05/25/33	169,717	35,390

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2003-44, Class IB, IO, 6.00%, 06/25/33	$33,963	$8,231
Series 2013-111, Class PL, 2.00%, 12/25/42	425,000	383,645
Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	2,011	2,347
GMAC Mortgage Corp. Loan Trust, Series 2005-AR2, Class 4A, 3.17%, 05/25/35 (a)	47,582	45,502
Government National Mortgage Association
Series 2010-14, Class A, 4.50%, 06/16/39	79,347	85,188
Series 2010-H12, Class PT, 5.47%, 11/20/59	394,595	413,420
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 01/25/36 (b)	151,533	160,533
Series 2006-RP1, Class 1A3, 8.00%, 01/25/36 (b)	61,916	66,170
JPMorgan Mortgage Trust
Series 2005-A6, Class 1A2, 3.07%, 09/25/35 (a)	131,984	125,632
Series 2005-A8, Class 1A1, 4.93%, 11/25/35 (a)	54,984	52,178
Series 2006-A6, Class 1A2, 2.56%, 10/25/36 (a)	9,581	8,619
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34 (b)	187,656	195,853
NCUA Guaranteed Notes
Series 2010-R1, Class 2A, 1.84%, 10/07/20	111,962	112,361
Series 2010-R3, Class 3A, 2.40%, 12/08/20	168,460	170,025
Nomura Asset Acceptance Corp., Series 2004-AR2, Class 3A3, 1.11%, 10/25/34 (a)	5,276	5,271
RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%, 02/26/35 (b)	219,918	226,003
Structured Asset Securities Corp., Series 2003-34A, Class 6A, 2.58%, 11/25/33 (a)	222,286	217,636
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A4, 1.97%, 11/25/36 (a)	145,304	128,332
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 2.44%, 03/25/34 (a)	72,022	72,217

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 2.63%, 09/25/34 (a)	$49,604	$49,778
Series 2005-AR2, Class 2A1, 2.62%, 03/25/35 (a)	89,921	89,855
Series 2006-AR6, Class 7A1, 5.11%, 03/25/36 (a)	52,809	52,529
Series 2006-AR10, Class 5A1, 2.72%, 07/25/36 (a)	162,432	156,885

Total Collateralized Mortgage Obligations (cost $8,075,349)		8,914,557

Commercial Mortgage Backed Securities 4.1%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AM, 5.79%, 04/10/49 (a)	535,000	563,653
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2008-1, Class A4, 6.43%, 02/10/51 (a)	267,222	290,869
BHMS Mortgage Trust Series 2014-ATLS, Class AFL, 1.69%, 07/05/33 (a)(b)	130,000	129,213
Series 2014-ATLS, Class BFX, 4.24%, 07/05/33 (b)	320,000	319,532
CD Mortgage Trust, Series 2006-CD2, Class AM, 5.53%, 01/15/46 (a)	120,000	122,205
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, 5.76%, 12/15/47 (a)(b)	125,000	139,692
COMM Mortgage Trust, Series 2005-C6, Class AJ, 5.21%, 06/10/44 (a)	65,000	65,168
Commercial Mortgage Trust, Series 2001-J2A, Class E, 7.16%, 07/16/34 (a)(b)	210,000	221,219
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, Class AJ, 4.77%, 07/15/37	8,411	8,408
Series 2005-C4, Class B, 5.29%, 08/15/38 (a)	160,000	159,879
Series 2005-C6, Class B, 5.23%, 12/15/40 (a)	280,000	282,554
CSMC Trust, Series 2014-USA, Class A2, 3.95%, 09/15/37 (b)	295,000	303,470
DBCCRE Mortgage Trust, Series 2014-ARCP, Class C, 5.10%, 01/10/34 (a)(b)	265,000	278,274

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K041, Class A2, 3.17%, 10/25/24	$350,000	$357,244
Series K501, Class X1A, IO, 1.73%, 08/25/16 (a)	2,586,200	31,603
Series K702, Class X1, IO, 1.62%, 02/25/18 (a)	5,365,210	183,614
Federal National Mortgage Association-ACES, Series 2014-M13, Class A2, 3.02%, 08/25/24 (a)	310,000	311,979
FREMF Mortgage Trust, Series 2010-K7, Class B, 5.62%, 04/25/20 (a)(b)	565,000	632,223
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/19 (b)	300,000	307,545
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class F, 5.30%, 07/10/45 (a)(b)	160,000	160,030
Government National Mortgage Association
Series 2010-124, Class C, 3.39%, 03/16/45	108,995	111,482
Series 2011-67, Class B, 3.86%, 10/16/47 (a)	270,000	278,525
Series 2012-115, Class IO, IO, 0.43%, 04/16/54 (a)	2,208,832	91,377
GS Mortgage Securities Trust
Series 2014-GC18, Class A1, 1.30%, 01/10/47	262,220	262,467
Series 2014-GC26, Class C, 4.66%, 11/10/47 (a)	170,000	168,430
Series 2015-GC28, Class A5, 3.40%, 02/10/48	130,000	130,193
JP Morgan Chase Commercial Mortgage, Series 2004-LN2, Class B, 5.44%, 07/15/41 (a)	160,000	162,365
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2014-FBLU, Class C, 2.19%, 12/15/28 (a)(b)	255,000	255,066
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-LD11, Class AM, 5.96%, 06/15/49 (a)	150,000	156,480
Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (a)	415,000	429,020
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class A4, 3.61%, 05/15/48	365,000	372,100

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-C1, Class D, 5.19%, 01/12/37 (a)	$15,877	$15,871
Series 2006-CB15, Class A4, 5.81%, 06/12/43 (a)	409,229	420,363
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 6.10%, 07/15/44 (a)	350,000	377,865
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class AM, 5.11%, 07/12/38 (a)	536,141	536,251
Series 2006-C2, Class AM, 5.78%, 08/12/43 (a)	180,000	187,211
Series 2008-C1, Class A4, 5.69%, 02/12/51	279,873	301,790
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class C, 4.99%, 02/15/47 (a)	230,000	240,065
Morgan Stanley Capital I, Series 2006-IQ12, Class AM, 5.37%, 12/15/43	145,000	152,322
Morgan Stanley Capital I Trust
Series 2005-HQ6, Class D, 5.20%, 08/13/42 (a)	88,839	88,814
Series 2007-HQ12, Class A2, 5.86%, 04/12/49 (a)	27,138	27,098
Mortgage Pass Through Certificates, Series 2001-CIB2, Class D, 6.85%, 04/15/35 (a)	49,033	49,067
Motel 6 Trust, Series 2015-MTL6, Class A2A2, 2.61%, 02/05/30 (b)	380,000	378,621
MSCG Trust, Series 2015-ALDR, Class A2, 3.58%, 06/07/35 (a)(b)	175,000	174,943
RBSCF Trust, Series 2010-RR4, Class CMLA, 6.24%, 12/16/49 (a)(b)	128,685	133,551
RREF LLC
Series 2014-LT5, Class A, 2.85%, 05/15/24 (b)	31,307	31,319
Series 2014-LT6, Class A, 2.75%, 09/15/24 (b)	82,468	82,470
Series 2015-LT7, Class A, 3.00%, 12/25/32 (b)	620,000	619,514
Wachovia Bank Commercial Mortgage Trust
Series 2006-C26, Class AM, 6.17%, 06/15/45 (a)	280,000	290,757
Series 2007-C31, Class A4, 5.51%, 04/15/47	110,000	115,087
Series 2007-C31, Class AM, 5.59%, 04/15/47 (a)	320,000	339,504

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.66%, 03/15/47	$230,000	$240,508

Total Commercial Mortgage Backed Securities (cost $12,126,980)		12,088,870

Corporate Bonds 47.7%
Aerospace & Defense 0.2%
Kratos Defense & Security Solutions, Inc.,
7.00%, 05/15/19	240,000	218,700
TransDigm, Inc.,
6.00%, 07/15/22	240,000	237,000

		455,700

Air Freight & Logistics 0.0%†
XPO Logistics, Inc.,
6.50%, 06/15/22 (b)	120,000	117,450

Airlines 0.1%
American Airlines Pass Through Trust,
Series 2014-1, Class B, 4.38%, 10/01/22	252,784	256,576

Auto Components 0.4%
Pittsburgh Glass Works LLC,
8.00%, 11/15/18 (b)	193,000	203,132
Stackpole International Intermediate/Stackpole International Powder/Stackpl,
7.75%, 10/15/21 (b)(e)	290,000	285,650
Tupy Overseas SA,
Reg. S, 6.63%, 07/17/24	200,000	195,750
6.63%, 07/17/24 (b)	200,000	195,750
ZF North America Capital, Inc.,
4.75%, 04/29/25 (b)	350,000	338,846

		1,219,128

Automobiles 0.5%
Fiat Chrysler Automobiles NV,
4.50%, 04/15/20 (b)	280,000	278,600
General Motors Co.,
4.88%, 10/02/23	700,000	737,991
5.20%, 04/01/45	415,000	411,033

		1,427,624

Banks 4.4%
ABN AMRO Bank NV,
1.08%, 10/28/16 (a)(b)	300,000	301,329
Agricola Senior Trust,
6.75%, 06/18/20 (b)	210,000	214,200
Banco Davivienda SA,
5.88%, 07/09/22 (b)(e)	350,000	353,937

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Banks (continued)
Banco do Brasil SA,
6.25%, 04/15/24 (f)		$230,000	$161,862
9.00%, 06/18/24 (b)(f)		770,000	694,694
Banco Inbursa SA Institucion de Banca Multiple,
4.13%, 06/06/24 (b)		350,000	336,175
Bank of America Corp.,
4.75%, 08/01/15		420,000	421,154
4.00%, 01/22/25		760,000	740,463
Series L, 4.75%, 04/21/45		125,000	115,922
BBVA US Senior SAU,
4.66%, 10/09/15 (e)		500,000	504,790
Citigroup, Inc.,
6.25%, 06/29/17	NZD	150,000	106,515
4.40%, 06/10/25		$390,000	388,546
Compass Bank,
6.40%, 10/01/17		570,000	619,928
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.00%, 01/25/16	NOK	1,740,000	225,122
3.38%, 05/21/25		$380,000	370,420
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands,
2.25%, 12/21/16	SEK	300,000	37,287
Credit Suisse Group Funding Guernsey Ltd.,
4.88%, 05/15/45 (b)		$350,000	336,761
Fifth Third Bank,
2.88%, 10/01/21		400,000	396,067
Finansbank AS,
6.25%, 04/30/19 (b)		275,000	277,272
Global Bank Corp.,
5.13%, 10/30/19 (b)		500,000	507,750
HSBC Bank USA NA,
5.88%, 11/01/34		280,000	327,988
HSBC Holdings PLC,
6.38%, 03/30/25 (f)		335,000	336,675
Intesa Sanpaolo SpA,
2.38%, 01/13/17		390,000	391,917
5.02%, 06/26/24 (b)		515,000	500,345
JPMorgan Chase & Co.,
4.25%, 11/02/18	NZD	200,000	136,662
3.88%, 09/10/24		$315,000	309,931
LBG Capital No.1 PLC,
8.00%, 06/15/20 (b)(f)		905,000	1,036,225
Lloyds Banking Group PLC,
7.50%, 06/27/24 (f)		500,000	515,000
National Savings Bank,
5.15%, 09/10/19 (b)		250,000	241,875
Rabobank, Nederland NV,
11.00%, 06/30/19 (b)(f)		513,000	650,228
Standard Chartered PLC,
2.25%, 04/17/20 (b)		360,000	353,596

Corporate Bonds (continued)

	Principal Amount		Market Value

Banks (continued)
TC Ziraat Bankasi AS,
4.25%, 07/03/19 (b)		$310,000	$309,535
Wachovia Capital Trust III,
5.57%, 07/31/15 (e)(f)		320,000	316,400
Wells Fargo & Co.,
3.90%, 05/01/45		310,000	278,985

			12,815,556

Beverages 0.4%
Beverages & More, Inc.,
10.00%, 11/15/18 (b)		250,000	248,750
Innovation Ventures LLC/Innovation Ventures Finance Corp.,
9.50%, 08/15/19 (b)		375,000	390,000
SABMiller Holdings, Inc.,
3.75%, 01/15/22 (b)		580,000	599,288

			1,238,038

Biotechnology 0.1%
Gilead Sciences, Inc.,
4.50%, 02/01/45		285,000	283,902

Building Products 0.2%
CPG Merger Sub LLC,
8.00%, 10/01/21 (b)		225,000	232,538
Reliance Intermediate Holdings LP,
6.50%, 04/01/23 (b)		230,000	239,200

			471,738

Capital Markets 2.3%
Ameriprise Financial, Inc.,
7.30%, 06/28/19		515,000	612,464
Bear Stearns Cos. LLC (The),
5.55%, 01/22/17		345,000	365,960
CDP Financial, Inc.,
5.60%, 11/25/39 (b)		290,000	353,418
Financiera de Desarrollo Territorial SA Findeter,
7.88%, 08/12/24 (b)	COP	862,000,000	326,739
Goldman Sachs Group, Inc. (The),
5.20%, 12/17/19	NZD	175,000	122,457
Series M, 5.38%, 05/10/20 (f)		$795,000	785,381
1.88%, 11/29/23 (a)		345,000	350,645
6.75%, 10/01/37		90,000	105,565
4.80%, 07/08/44		250,000	246,783
5.15%, 05/22/45		135,000	130,238
KKR Group Finance Co. III LLC,
5.13%, 06/01/44 (b)		605,000	580,046
KKR Group Finance Co. LLC,
6.38%, 09/29/20 (b)		340,000	398,920
Morgan Stanley,
0.76%, 10/15/15 (a)		195,000	195,160
4.75%, 11/16/18	AUD	130,000	103,633
2.80%, 06/16/20 (e)		$420,000	420,446

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
3.95%, 04/23/27	$385,000	$363,012
4.30%, 01/27/45	605,000	565,310
Nomura Holdings, Inc.,
2.00%, 09/13/16	605,000	609,408

		6,635,585

Chemicals 1.8%
Albemarle Corp.,
4.15%, 12/01/24	185,000	184,402
5.45%, 12/01/44	375,000	375,337
Axiall Corp.,
4.88%, 05/15/23 (e)	575,000	554,875
Braskem America Finance Co.,
7.13%, 07/22/41 (b)	210,000	181,923
Braskem Finance Ltd.,
7.00%, 05/07/20 (b)	50,000	51,500
6.45%, 02/03/24 (e)	450,000	425,250
Chemours Co. (The),
7.00%, 05/15/25 (b)	290,000	281,300
Eagle Spinco, Inc.,
4.63%, 02/15/21	400,000	388,000
Momentive Performance Materials, Inc.,
8.88%, 10/15/20 (d)	190,000	0
3.88%, 10/24/21	190,000	170,525
NOVA Chemicals Corp.,
5.25%, 08/01/23 (b)	730,000	740,950
5.00%, 05/01/25 (b)	200,000	200,750
Nufarm Australia Ltd.,
6.38%, 10/15/19 (b)	250,000	255,625
Rayonier AM Products, Inc.,
5.50%, 06/01/24 (b)	875,000	780,938
Rockwood Specialties Group, Inc.,
4.63%, 10/15/20	485,000	505,006
US Coatings Acquisition, Inc./Flash Dutch 2 BV,
7.38%, 05/01/21 (b)	300,000	321,375

		5,417,756

Commercial Services & Supplies 0.7%
Atento Luxco 1 SA,
Reg. S, 7.38%, 01/29/20	500,000	500,000
Cenveo Corp.,
11.50%, 05/15/17 (e)	125,000	127,500
8.50%, 09/15/22 (b)	450,000	375,750
Clean Harbors, Inc.,
5.13%, 06/01/21	250,000	247,500
Covanta Holding Corp.,
5.88%, 03/01/24	250,000	249,375
Monitronics International, Inc.,
9.13%, 04/01/20	275,000	265,375
Quad/Graphics, Inc.,
7.00%, 05/01/22	400,000	389,000

		2,154,500

Corporate Bonds (continued)

	Principal Amount		Market Value

Communications Equipment 1.4%
Avaya, Inc.,
9.00%, 04/01/19 (b)(e)		$940,000	$958,800
10.50%, 03/01/21 (b)(e)		150,000	123,750
Cisco Systems, Inc.,
2.45%, 06/15/20		860,000	866,123
Nokia OYJ,
6.63%, 05/15/39		1,115,000	1,209,775
QUALCOMM, Inc.,
3.00%, 05/20/22		645,000	640,628
4.65%, 05/20/35		325,000	314,601

			4,113,677

Construction & Engineering 0.2%
AECOM Technology Corp.,
5.75%, 10/15/22 (b)		280,000	283,500
Odebrecht Finance Ltd.,
8.25%, 04/25/18 (b)	BRL	530,000	123,589
5.25%, 06/27/29		$200,000	150,040

			557,129

Construction Materials 0.2%
Cemex Finance LLC,
9.38%, 10/12/22 (b)		535,000	595,856

Consumer Finance 0.4%
Ally Financial, Inc.,
4.13%, 02/13/22		290,000	278,400
Discover Financial Services,
3.95%, 11/06/24		415,000	403,243
TMX Finance LLC/TitleMax Finance Corp.,
8.50%, 09/15/18 (b)		600,000	492,000

			1,173,643

Containers & Packaging 0.4%
Ardagh Finance Holdings SA,
8.63%, 06/15/19 (b)(e)(g)		208,625	215,927
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
6.25%, 01/31/19 (b)(e)		250,000	254,375
Ball Corp.,
5.25%, 07/01/25		300,000	296,625
Consolidated Container Co. LLC/Consolidated Container Capital, Inc.,
10.13%, 07/15/20 (b)		320,000	284,800

			1,051,727

Distributors 0.1%
Brightstar Corp.,
9.50%, 12/01/16 (b)		265,000	272,288

Diversified Financial Services 1.3%
Apollo Management Holdings LP,
4.00%, 05/30/24 (b)		405,000	405,545

12

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Financial Services (continued)
Argos Merger Sub, Inc.,
7.13%, 03/15/23 (b)(e)		$300,000	$314,250
Bank Nederlandse Gemeenten NV,
3.88%, 02/23/18	NZD	500,000	341,755
Banque Centrale de Tunisie SA,
5.75%, 01/30/25		$200,000	195,250
Brazil Loan Trust 1,
5.48%, 07/24/23		265,854	261,866
5.48%, 07/24/23 (b)		258,120	254,248
Dubai Holding Commercial Operations MTN Ltd.,
6.00%, 02/01/17	GBP	350,000	563,851
General Electric Capital Corp.,
0.66%, 05/05/26 (a)		$345,000	329,163
Goldman Sachs Capital I,
6.35%, 02/15/34		370,000	429,141
ROC Finance LLC/ROC Finance 1 Corp.,
12.13%, 09/01/18 (b)(e)		350,000	373,625
Stena AB,
7.00%, 02/01/24 (b)		250,000	241,250
Stena International SA,
5.75%, 03/01/24 (b)		250,000	232,500

			3,942,444

Diversified Telecommunication Services 3.7%
Altice SA,
7.75%, 05/15/22 (b)		425,000	411,187
AT&T, Inc.,
2.45%, 06/30/20		315,000	308,785
Bellsouth Capital Funding Corp.,
7.88%, 02/15/30		290,000	362,488
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.25%, 03/15/21		200,000	199,500
Colombia Telecomunicaciones SA ESP,
8.50%, 03/30/20 (b)(f)		655,000	679,562
Columbus International, Inc.,
7.38%, 03/30/21 (b)		410,000	440,750
Empresa de Telecomunicaciones de Bogota,
7.00%, 01/17/23 (b)	COP	1,305,000,000	474,370
Level 3 Communications, Inc.,
5.75%, 12/01/22		$255,000	253,087
Oi SA,
5.75%, 02/10/22 (b)(e)		900,000	779,625
Sprint Capital Corp.,
8.75%, 03/15/32		1,425,000	1,385,812
Telecom Italia SpA,
5.30%, 05/30/24 (b)		380,000	378,575
Telefonica Celular del Paraguay SA,
6.75%, 12/13/22 (b)		250,000	258,750

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Telecommunication Services (continued)
Telefonica del Peru SAA,
Reg. S, 8.00%, 04/11/16	PEN	1,906,668	$611,975
Telemar Norte Leste SA,
9.50%, 04/23/19 (b)		$110,000	115,500
TELUS Corp.,
Series CG, 5.05%, 12/04/19	CAD	65,000	58,683
Verizon Communications, Inc.,
5.05%, 03/15/34		$2,068,000	2,081,913
4.67%, 03/15/55 (b)		507,000	441,067
Virgin Media Secured Finance PLC,
5.25%, 01/15/26 (b)		700,000	676,375
Wind Acquisition Finance SA,
7.38%, 04/23/21 (b)		555,000	561,244
Windstream Corp.,
7.50%, 06/01/22		250,000	219,688

			10,698,936

Electric Utilities 1.3%
AES Corp.,
3.28%, 06/01/19 (a)		140,000	140,000
5.50%, 04/15/25		155,000	147,250
Carolina Power & Light Co.,
4.10%, 03/15/43		300,000	286,890
Comision Federal de Electricidad,
6.13%, 06/16/45 (b)		50,000	50,625
Commonwealth Edison Co.,
5.80%, 03/15/18		375,000	417,206
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
10.00%, 12/01/20		309,000	16,995
Eskom Holdings SOC Ltd.,
7.13%, 02/11/25		210,000	212,473
7.13%, 02/11/25 (b)(e)		460,000	465,419
Exelon Corp.,
2.85%, 06/15/20		450,000	452,611
Great Plains Energy, Inc.,
5.29%, 06/15/22 (c)		350,000	389,398
Lamar Funding Ltd.,
3.96%, 05/07/25 (b)		150,000	145,875
Monongahela Power Co.,
4.10%, 04/15/24 (b)		210,000	218,250
5.40%, 12/15/43 (b)		225,000	248,478
Saudi Electricity Global Sukuk Co. 2,
5.06%, 04/08/43 (b)		610,000	603,900
Talen Energy Supply LLC,
6.50%, 06/01/25 (b)(e)		80,000	80,000

			3,875,370

Energy Equipment & Services 0.1%
Weatherford International Ltd.,
5.13%, 09/15/20		400,000	407,603

13

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing 0.3%
Cencosud SA,
5.15%, 02/12/25 (b)(e)	$360,000	$362,751
CST Brands, Inc.,
5.00%, 05/01/23	525,000	522,375

		885,126

Food Products 1.6%
ConAgra Foods, Inc.,
4.95%, 08/15/20	425,000	460,717
Dean Foods Co.,
6.50%, 03/15/23 (b)	400,000	408,000
General Mills, Inc.,
5.65%, 02/15/19	365,000	407,412
HJ Heinz Co.,
2.00%, 07/02/18 (b)	755,000	754,761
5.20%, 07/15/45 (b)	335,000	343,315
JBS Investments GmbH,
7.75%, 10/28/20 (b)(e)	400,000	435,000
7.25%, 04/03/24 (b)	450,000	465,750
Marfrig Holding Europe BV,
6.88%, 06/24/19	200,000	190,500
Marfrig Overseas Ltd.,
9.50%, 05/04/20 (b)	1,330,000	1,358,861

		4,824,316

Gas Utilities 1.8%
CenterPoint Energy Resources Corp.,
6.25%, 02/01/37	70,000	81,814
DCP Midstream Operating LP,
2.50%, 12/01/17	75,000	72,593
3.88%, 03/15/23	455,000	420,382
Energy Transfer Partners LP,
4.05%, 03/15/25	285,000	268,752
6.05%, 06/01/41 (e)	150,000	147,232
Enterprise Products Operating LLC,
5.25%, 01/31/20	505,000	560,878
3.70%, 02/15/26	380,000	367,940
Fermaca Enterprises S de RL de CV,
6.38%, 03/30/38 (b)	99,274	100,763
Genesis Energy LP/Genesis Energy Finance Corp.,
5.75%, 02/15/21	385,000	380,187
Kinder Morgan, Inc.,
4.30%, 06/01/25	380,000	366,849
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
4.88%, 12/01/24	360,000	351,900
NGPL PipeCo LLC,
7.12%, 12/15/17 (b)(e)	165,000	169,125
Regency Energy Partners LP/Regency Energy Finance Corp.,
5.88%, 03/01/22	175,000	186,290
4.50%, 11/01/23	60,000	57,900

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Sabine Pass Liquefaction LLC,
5.75%, 05/15/24	$335,000	$333,744
Sabine Pass LNG LP,
7.50%, 11/30/16	280,000	294,703
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
6.38%, 08/01/22	235,000	244,400
T-Mobile USA, Inc.,
6.63%, 04/28/21	245,000	254,187
Williams Partners LP,
7.25%, 02/01/17	280,000	303,392
5.10%, 09/15/45	365,000	322,467

		5,285,498

Health Care Providers & Services 1.5%
Alere, Inc.,
6.38%, 07/01/23 (b)	160,000	162,800
Boston Scientific Corp.,
6.00%, 01/15/20	200,000	226,476
2.85%, 05/15/20	140,000	139,012
CHS/Community Health Systems, Inc.,
5.13%, 08/01/21	225,000	229,219
HCA, Inc.,
4.75%, 05/01/23	325,000	329,063
5.38%, 02/01/25	575,000	584,372
Life Technologies Corp.,
6.00%, 03/01/20	340,000	382,453
Medco Health Solutions, Inc.,
4.13%, 09/15/20	230,000	244,324
Medtronic, Inc.,
3.15%, 03/15/22 (b)	330,000	331,479
4.63%, 03/15/45 (b)	365,000	369,507
Service Corp. International,
7.50%, 04/01/27	375,000	431,250
Tenet Healthcare Corp.,
8.13%, 04/01/22	275,000	300,712
UnitedHealth Group, Inc.,
3.88%, 10/15/20	305,000	326,281
Zimmer Holdings, Inc.,
3.55%, 04/01/25	465,000	449,277

		4,506,225

Hotels, Restaurants & Leisure 1.3%
Caesars Entertainment Operating Co., Inc.,
11.25%, 06/01/17 (h)	575,000	451,375
12.75%, 04/15/18 (h)	250,000	65,000
Carrols Restaurant Group, Inc.,
8.00%, 05/01/22 (b)	400,000	420,000
International Game Technology PLC,
6.25%, 02/15/22 (b)	400,000	382,000
LTF Merger Sub, Inc.,
8.50%, 06/15/23 (b)(e)	265,000	255,725

14

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Marina District Finance Co., Inc.,
9.88%, 08/15/18	$225,000	$231,187
Nexstar Broadcasting, Inc.,
6.13%, 02/15/22 (b)	300,000	304,500
Ruby Tuesday, Inc.,
7.63%, 05/15/20	320,000	328,800
Scientific Games International, Inc.,
6.63%, 05/15/21 (e)	425,000	329,375
7.00%, 01/01/22 (b)	250,000	258,125
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
6.38%, 06/01/21 (b)	500,000	475,000
Yum! Brands, Inc.,
4.25%, 09/15/15	275,000	276,515

		3,777,602

Household Durables 0.5%
NVR, Inc.,
3.95%, 09/15/22	380,000	385,267
Samsung Electronics America, Inc.,
1.75%, 04/10/17 (b)	290,000	291,862
Shea Homes LP/Shea Homes Funding Corp.,
5.88%, 04/01/23 (b)	335,000	339,187
Springs Industries, Inc.,
6.25%, 06/01/21	251,000	245,353
Taylor Morrison Communities, Inc./Monarch Communities Inc,
5.88%, 04/15/23 (b)	270,000	266,625

		1,528,294

Household Products 0.2%
American Achievement Corp.,
10.88%, 04/15/16 (b)(e)	270,000	256,500
Spectrum Brands, Inc.,
5.75%, 07/15/25 (b)(e)	210,000	213,150

		469,650

Independent Power and Renewable Electricity Producers 0.1%
Dynegy, Inc.,
7.63%, 11/01/24 (b)	250,000	264,375

Industrial Conglomerates 0.2%
General Electric Co.,
5.25%, 12/06/17	220,000	239,645
4.50%, 03/11/44	395,000	401,158

		640,803

Information Technology Services 0.3%
First Data Corp.,
12.63%, 01/15/21	100,000	115,500
iPayment, Inc.,
9.50%, 12/15/19 (b)(e)	284,232	270,020

Corporate Bonds (continued)

	Principal Amount	Market Value

Information Technology Services (continued)
SunGard Availability Services Capital, Inc.,
8.75%, 04/01/22 (b)(e)	$675,000	$492,750

		878,270

Insurance 1.5%
American International Group, Inc.,
4.38%, 01/15/55	390,000	347,348
A-S Co.-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
7.88%, 12/15/20 (b)	265,000	279,575
Farmers Exchange Capital III,
5.45%, 10/15/54 (a)(b)	370,000	361,760
Genworth Holdings, Inc.,
7.70%, 06/15/20	200,000	216,496
MetLife, Inc.,
10.75%, 08/01/39	560,000	907,200
Mutual of Omaha Insurance Co.,
4.30%, 07/15/54 (a)(b)	380,000	372,442
USF&G Capital III,
8.31%, 07/01/46 (b)	260,000	371,825
Willis Group Holdings PLC,
4.13%, 03/15/16	255,000	260,195
ZFS Finance USA Trust V,
6.50%, 05/09/37 (a)(b)	1,130,000	1,175,200

		4,292,041

Internet & Catalog Retail 0.6%
Alibaba Group Holding Ltd.,
3.13%, 11/28/21	200,000	197,533
Amazon.com, Inc.,
1.20%, 11/29/17	325,000	323,512
4.95%, 12/05/44	420,000	409,287
QVC, Inc.,
4.38%, 03/15/23	700,000	688,008
5.45%, 08/15/34	240,000	217,787

		1,836,127

Internet Software & Services 0.3%
Baidu, Inc.,
3.25%, 08/06/18	380,000	391,088
Symantec Corp.,
2.75%, 06/15/17	165,000	167,039
Tencent Holdings Ltd.,
3.38%, 05/02/19 (b)	295,000	302,883

		861,010

Marine 0.6%
Global Ship Lease, Inc.,
10.00%, 04/01/19 (b)	325,000	338,812
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
7.25%, 02/15/21	250,000	245,625

15

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Marine (continued)
Pelabuhan Indonesia II PT,
4.25%, 05/05/25 (b)		$450,000	$422,955
5.38%, 05/05/45 (b)		400,000	350,120
Trade & Development Bank of Mongolia LLC,
9.38%, 05/19/20 (b)		270,000	287,761

			1,645,273

Media 3.1%
AMC Entertainment, Inc.,
5.75%, 06/15/25 (b)		195,000	191,100
Avanti Communications Group PLC,
10.00%, 10/01/19 (b)		425,000	401,625
British Sky Broadcasting Group PLC,
6.10%, 02/15/18 (b)		265,000	291,081
Carmike Cinemas, Inc.,
6.00%, 06/15/23 (b)		95,000	95,950
Cengage Learning Acquisitions, Inc.,
11.50%, 04/15/20 (d)		60,000	0
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.38%, 09/15/20 (d)		250,000	0
6.38%, 09/15/20 (b)		250,000	248,313
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22		540,000	553,500
Comcast Corp.,
6.95%, 08/15/37		265,000	344,530
CSC Holdings LLC,
6.75%, 11/15/21		475,000	501,125
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
4.45%, 04/01/24		655,000	670,268
DISH DBS Corp.,
6.75%, 06/01/21		450,000	469,125
5.88%, 07/15/22		600,000	588,000
DreamWorks Animation SKG, Inc.,
6.88%, 08/15/20 (b)		425,000	420,750
Hughes Satellite Systems Corp.,
7.63%, 06/15/21		270,000	297,054
iHeartCommunications, Inc.,
10.00%, 01/15/18 (e)		250,000	201,250
Intelsat Jackson Holdings SA,
5.50%, 08/01/23		650,000	575,575
Intelsat Luxembourg SA,
7.75%, 06/01/21 (e)		375,000	313,125
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
9.75%, 04/01/21 (e)		275,000	302,500
Northern Oil and Gas, Inc.,
8.00%, 06/01/20		190,000	172,900
Numericable Group SA,
5.63%, 05/15/24 (b)	EUR	300,000	336,963

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Sirius XM Radio, Inc.,
5.38%, 04/15/25 (b)	$310,000	$299,150
SiTV LLC/SiTV Finance, Inc.,
10.38%, 07/01/19 (b)	250,000	206,250
Univision Communications, Inc.,
5.13%, 02/15/25 (b)	410,000	395,732
Viacom, Inc.,
5.85%, 09/01/43	330,000	328,463
Visant Corp.,
10.00%, 10/01/17	320,000	255,040
WMG Acquisition Corp.,
6.75%, 04/15/22 (b)	550,000	522,599

		8,981,968

Metals & Mining 1.8%
Aleris International, Inc.,
7.88%, 11/01/20	240,000	249,000
Alpha Natural Resources, Inc.,
7.50%, 08/01/20 (b)	210,000	52,500
ArcelorMittal,
7.00%, 02/25/22	270,000	290,925
6.13%, 06/01/25	685,000	682,860
Barrick Gold Corp.,
4.10%, 05/01/23	426,000	415,083
Evraz Group SA,
Reg. S, 6.75%, 04/27/18	285,000	273,600
Gold Fields Orogen Holdings BVI Ltd.,
4.88%, 10/07/20	200,000	183,000
4.88%, 10/07/20 (b)	150,000	137,250
Midwest Vanadium Pty Ltd.,
12.35%, 02/15/18 (b)(h)	150,000	6,000
New Gold, Inc.,
6.25%, 11/15/22 (b)	290,000	286,375
Peabody Energy Corp.,
10.00%, 03/15/22 (b)(e)	145,000	89,900
Rio Tinto Finance USA Ltd.,
3.75%, 06/15/25	425,000	419,041
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
6.38%, 05/01/22 (b)	375,000	363,750
Southern Copper Corp.,
6.38%, 07/27/15 (e)	200,000	200,290
5.88%, 04/23/45	730,000	694,376
Vale Overseas Ltd.,
4.38%, 01/11/22 (e)	150,000	146,543
8.25%, 01/17/34	230,000	255,624
6.88%, 11/21/36 (e)	440,000	425,397
Vedanta Resources PLC,
8.25%, 06/07/21 (b)(e)	200,000	203,639

		5,375,153

16

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail 0.2%
Family Tree Escrow LLC,
5.75%, 03/01/23 (b)	$460,000	$480,700

Multi-Utilities & Unregulated Power 0.1%
NRG Energy, Inc.,
7.88%, 05/15/21	285,000	303,525

Oil, Gas & Consumable Fuels 4.5%
Antero Resources Finance Corp.,
6.00%, 12/01/20	340,000	341,700
Bonanza Creek Energy, Inc.,
5.75%, 02/01/23	325,000	291,687
BP Capital Markets PLC,
3.51%, 03/17/25	505,000	498,012
California Resources Corp.,
6.00%, 11/15/24 (e)	400,000	344,000
Chaparral Energy, Inc.,
7.63%, 11/15/22	240,000	172,800
Chesapeake Energy Corp.,
3.53%, 04/15/19 (a)	325,000	297,375
6.63%, 08/15/20	465,000	453,375
6.88%, 11/15/20	475,000	463,125
Ecopetrol SA,
5.38%, 06/26/26	440,000	435,600
Energy XXI Gulf Coast, Inc.,
11.00%, 03/15/20 (b)(e)	205,000	179,375
EPL Oil & Gas, Inc.,
8.25%, 02/15/18 (e)	245,000	147,000
Gazprom OAO Via Gaz Capital SA,
Reg. S, 6.51%, 03/07/22	410,000	410,615
Linn Energy LLC/Linn Energy Finance Corp.,
7.75%, 02/01/21	285,000	221,587
Lukoil International Finance BV,
Reg. S, 3.42%, 04/24/18	600,000	575,400
Memorial Production Partners LP/Memorial Production Finance Corp.,
7.63%, 05/01/21	95,000	90,488
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc.,
10.50%, 01/15/20	475,000	497,563
Oasis Petroleum, Inc.,
6.88%, 03/15/22	185,000	187,775
Pacific Rubiales Energy Corp.,
5.63%, 01/19/25	250,000	181,250
Paragon Offshore PLC,
7.25%, 08/15/24 (b)(e)	790,000	256,750
Penn Virginia Corp.,
8.50%, 05/01/20 (e)	300,000	269,250
Petrobras Global Finance BV,
6.85%, 06/05/15	480,000	393,773
Petroleos de Venezuela SA,
5.25%, 04/12/17	210,000	104,569
Reg. S, 9.00%, 11/17/21	510,000	207,825

Corporate Bonds (continued)

	Principal Amount		Market Value

Oil, Gas & Consumable Fuels (continued)
Petroleos de Venezuela SA, (continued)
Reg. S, 6.00%, 05/16/24		$980,000	$347,900
5.38%, 04/12/27		410,000	140,425
5.50%, 04/12/37		130,000	44,590
Petroleos Mexicanos,
Series 14-2, 7.47%, 11/12/26	MXN	22,410,000	1,351,373
5.63%, 01/23/46 (b)		$550,000	513,535
5.63%, 01/23/46		270,000	252,099
Reliance Industries Ltd.,
4.88%, 02/10/45 (b)		150,000	134,004
Resolute Energy Corp.,
8.50%, 05/01/20		335,000	200,581
Samson Investment Co.,
9.75%, 02/15/20		215,000	12,363
Sanchez Energy Corp.,
6.13%, 01/15/23 (e)		255,000	228,225
SandRidge Energy, Inc.,
8.75%, 06/01/20 (b)(e)		200,000	181,500
8.13%, 10/15/22 (e)		495,000	211,613
Seventy Seven Energy, Inc.,
6.50%, 07/15/22		110,000	70,400
Shell International Finance BV,
3.25%, 05/11/25		211,000	208,949
4.38%, 05/11/45		420,000	414,570
Total Capital SA,
2.13%, 08/10/18		475,000	482,123
Transocean, Inc.,
3.00%, 10/15/17		755,000	732,350
WPX Energy, Inc.,
6.00%, 01/15/22		400,000	395,000
YPF SA,
8.50%, 07/28/25 (b)		350,000	346,500

			13,288,994

Paper & Forest Products 0.5%
Catalyst Paper Corp.,
11.00%, 10/30/17 (i)		400,000	346,000
Georgia-Pacific LLC,
8.88%, 05/15/31		235,000	339,007
International Paper Co.,
5.15%, 05/15/46		350,000	336,232
Norbord, Inc.,
6.25%, 04/15/23 (b)		275,000	278,438
Norske Skog Holding AS,
8.00%, 02/24/21 (b)	EUR	237,000	178,612

			1,478,289

Personal Products 0.1%
First Quality Finance Co., Inc.,
4.63%, 05/15/21 (b)		$225,000	210,375

17

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 1.9%
AbbVie, Inc.,
4.50%, 05/14/35	$380,000	$371,755
Baxalta, Inc.,
1.06%, 06/22/18 (a)(b)	735,000	734,780
2.88%, 06/23/20 (b)	585,000	584,147
Bayer US Finance LLC,
2.38%, 10/08/19 (b)	315,000	316,117
Endo Finance LLC/Endo Finco, Inc.,
5.38%, 01/15/23 (b)	375,000	370,312
Forest Laboratories, Inc.,
4.88%, 02/15/21 (b)	665,000	721,004
Hospira, Inc.,
5.20%, 08/12/20	895,000	1,000,437
JLL/Delta Dutch Newco BV,
7.50%, 02/01/22 (b)(e)	235,000	244,988
JLL/Delta Dutch Pledgeco BV,
8.75%, 05/01/20 (b)(i)	225,000	228,375
Pfizer, Inc.,
6.20%, 03/15/19	265,000	303,121
VRX Escrow Corp.,
5.88%, 05/15/23 (b)	575,000	589,375

		5,464,411

Real Estate Investment Trusts (REITs) 0.4%
American Tower Trust I,
Series 13, 3.07%, 03/15/23 (b)	400,000	391,550
Communications Sales & Leasing, Inc.,
6.00%, 04/15/23 (b)	290,000	283,623
8.25%, 10/15/23 (b)	145,000	142,462
Geo Group, Inc. (The),
5.13%, 04/01/23	500,000	498,750

		1,316,385

Road & Rail 0.3%
Ahern Rentals, Inc.,
7.38%, 05/15/23 (b)	270,000	266,625
Lima Metro Line 2 Finance Ltd.,
5.88%, 07/05/34 (b)	245,000	250,206
United Rentals North America, Inc.,
7.63%, 04/15/22	105,000	113,663
6.13%, 06/15/23	210,000	214,462

		844,956

Semiconductors & Semiconductor Equipment 0.3%
Advanced Micro Devices, Inc.,
7.50%, 08/15/22	725,000	639,813
NXP BV/NXP Funding LLC,
4.13%, 06/15/20 (b)	200,000	201,500

		841,313

Software 0.4%
Boxer Parent Co., Inc.,
9.75%, 10/15/19 (b)(e)(i)	580,000	411,800

Corporate Bonds (continued)

	Principal Amount		Market Value

Software (continued)
NCR Corp.,
5.88%, 12/15/21		$300,000	$309,000
Oracle Corp.,
2.25%, 10/08/19		350,000	352,027
6.13%, 07/08/39		200,000	241,627

			1,314,454

Specialty Retail 0.3%
Chinos Intermediate Holdings A, Inc.,
7.75%, 05/01/19 (b)(e)(i)		350,000	281,750
Guitar Center, Inc.,
9.63%, 04/15/20 (b)(e)		310,000	257,300
Jo-Ann Stores Holdings, Inc.,
10.50%, 10/15/19 (b)(i)		295,000	264,025
O’Reilly Automotive, Inc.,
3.80%, 09/01/22		165,000	168,302

			971,377

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.,
2.70%, 05/13/22		830,000	821,520
3.20%, 05/13/25		580,000	577,001
Hewlett-Packard Co.,
3.75%, 12/01/20		295,000	303,999
Seagate HDD Cayman,
5.75%, 12/01/34 (b)		355,000	349,540

			2,052,060

Textiles, Apparel & Luxury Goods 0.1%
Wolverine World Wide, Inc.,
6.13%, 10/15/20		235,000	249,100

Tobacco 0.5%
Altria Group, Inc.,
9.95%, 11/10/38		40,000	64,409
10.20%, 02/06/39		167,000	275,004
Reynolds American, Inc.,
4.00%, 06/12/22		250,000	255,367
4.45%, 06/12/25		230,000	234,329
5.85%, 08/15/45		520,000	545,425

			1,374,534

Transportation Infrastructure 0.1%
ENA Norte Trust,
4.95%, 04/25/23 (b)		222,210	230,265

Wireless Telecommunication Services 1.4%
America Movil SAB de CV,
6.00%, 06/09/19	MXN	8,710,000	554,769
Crown Castle Towers LLC,
4.17%, 08/15/17 (b)		$370,000	383,690
3.22%, 05/15/22 (b)		420,000	413,322

18

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Wireless Telecommunication Services (continued)
Digicel Group Ltd.,
8.25%, 09/30/20 (b)		$325,000	$325,812
7.13%, 04/01/22 (b)		575,000	546,078
Millicom International Cellular SA,
6.63%, 10/15/21		200,000	205,500
MTN Mauritius Investments Ltd.,
4.76%, 11/11/24 (b)		100,000	99,250
Sixsigma Networks Mexico SA de CV,
8.25%, 11/07/21 (b)		150,000	155,055
Sprint Corp.,
7.88%, 09/15/23		215,000	209,689
Sprint Nextel Corp.,
7.00%, 08/15/20		220,000	218,350
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
5.25%, 05/01/23		125,000	123,750
VimpelCom Holdings BV,
5.20%, 02/13/19		200,000	190,000
5.95%, 02/13/23		200,000	176,460
5.95%, 02/13/23 (b)		460,000	405,858

			4,007,583

Total Corporate Bonds (cost $144,561,578)			139,662,278

Municipal Bonds 0.4%
Georgia 0.4%
Municipal Electric Authority of Georgia, RB
6.64%, 04/01/57		675,000	809,440
7.06%, 04/01/57		440,000	482,046

			1,291,486

Total Municipal Bonds (cost $1,116,333)			1,291,486

Sovereign Bonds 14.4%
ARGENTINA 0.5%
Argentine Republic Government International Bond,
7.82%, 12/31/33 (h)	EUR	178,893	180,493
2.29%, 12/31/38 (h)		300,000	164,719
Provincia de Buenos Aires,
Reg. S, 11.75%, 10/05/15		$610,000	610,305
Reg. S, 9.38%, 09/14/18		420,000	412,650

			1,368,167

BELARUS 0.4%
Republic of Belarus,
8.75%, 08/03/15		1,085,000	1,072,523

Sovereign Bonds (continued)

	Principal Amount		Market Value

BELGIUM 0.1%
Belgium Government Bond,
3.75%, 06/22/45	EUR	188,762	$284,577

BRAZIL 0.6%
Brazil Notas do Tesouro Nacional Serie F,
10.00%, 01/01/17	BRL	2,005,000	612,706
10.00%, 01/01/25		4,190,000	1,166,249
Brazilian Government International Bond,
5.00%, 01/27/45		$100,000	86,500

			1,865,455

CANADA 0.6%
Export Development Canada,
6.30%, 09/29/15	INR	30,000,000	472,245
Province of Quebec Canada,
4.50%, 12/01/20	CAD	480,000	443,406
6.35%, 01/30/26		$205,000	257,585
7.30%, 07/22/26		155,000	201,014
Province of Alberta Canada,
2.35%, 06/01/25	CAD	450,000	358,602

			1,732,852

CAYMAN ISLANDS 0.0%†
Brazil Minas SPE via State of Minas Gerais,
5.33%, 02/15/28 (b)		$110,000	103,950

COLOMBIA 0.2%
Colombia Government International Bond,
4.38%, 07/12/21 (e)		240,000	251,040
4.38%, 03/21/23	COP	1,238,000,000	429,344

			680,384

COSTA RICA 0.3%
Costa Rica Government International Bond,
10.00%, 08/01/20 (b)		$100,000	123,875
4.38%, 04/30/25 (b)		180,000	162,180
7.16%, 03/12/45 (b)		610,000	594,750

			880,805

CROATIA 0.7%
Croatia Government International Bond,
6.75%, 11/05/19 (b)		360,000	396,223
6.38%, 03/24/21 (b)		250,000	269,688
3.88%, 05/30/22	EUR	494,000	550,158
5.50%, 04/04/23		$200,000	205,626
6.00%, 01/26/24 (b)		470,000	496,908

			1,918,603

19

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

ECUADOR 0.3%
Ecuador Government International Bond,
Reg. S, 9.38%, 12/15/15		$290,000	$287,825
10.50%, 03/24/20 (b)		450,000	451,125
7.95%, 06/20/24		200,000	178,500

			917,450

EGYPT 0.1%
Egypt Government International Bond,
5.88%, 06/11/25 (b)		430,000	419,895

GABON 0.1%
Gabonese Republic,
6.95%, 06/16/25 (b)		250,000	248,125

GHANA 0.1%
Republic of Ghana,
8.13%, 01/18/26 (b)(e)		210,000	191,142

HUNGARY 0.3%
Hungary Government Bond,
3.50%, 06/24/20	HUF	144,000,000	521,538
Hungary Government International Bond,
5.75%, 06/11/18	EUR	200,000	251,769

			773,307

INDONESIA 1.5%
Indonesia Government International Bond,
2.88%, 07/08/21 (b)		532,000	597,548
3.38%, 04/15/23 (b)		$510,000	480,675
4.13%, 01/15/25 (b)(e)		250,000	245,313
6.63%, 02/17/37 (b)		470,000	531,100
Indonesia Treasury Bond,
7.00%, 05/15/22	IDR	8,838,000,000	616,814
5.63%, 05/15/23		12,959,000,000	820,978
8.38%, 09/15/26		4,044,000,000	303,486
Perusahaan Penerbit SBSN Indonesia III,
4.35%, 09/10/24 (b)		$440,000	432,300
4.33%, 05/28/25 (b)		370,000	360,306

			4,388,520

ITALY 0.1%
Italy Buoni Poliennali Del Tesoro,
4.75%, 09/01/44 (b)	EUR	205,000	287,736

IVORY COAST 0.3%
Ivory Coast Government International Bond,
6.38%, 03/03/28 (b)		$455,000	444,763
Reg. S, 5.75%, 12/31/32 (c)		376,000	352,575

			797,338

LITHUANIA 0.2%
Lithuania Government International Bond,
6.13%, 03/09/21 (b)		400,000	460,340

Sovereign Bonds (continued)

	Principal Amount		Market Value

MALAYSIA 0.1%
Malaysia Government Bond,
4.18%, 07/15/24	MYR	1,543,000	$414,144

MEXICO 1.4%
Mexican Bonos,
8.00%, 06/11/20	MXN	12,790,000	909,576
10.00%, 12/05/24		6,621,100	539,398
7.75%, 05/29/31		30,860,400	2,189,747
Mexico Government International Bond,
3.60%, 01/30/25		$440,000	433,840
4.60%, 01/23/46		200,000	185,000

			4,257,561

NETHERLANDS 0.2%
Netherlands Government Bond,
2.50%, 01/15/33 (b)	EUR	500,000	644,922

NEW ZEALAND 0.4%
New Zealand Government Bond,
4.50%, 04/15/27	NZD	1,670,000	1,224,771

NORWAY 0.1%
City of Oslo Norway,
2.40%, 02/13/30	NOK	3,000,000	364,277

PANAMA 0.1%
Panama Government International Bond,
3.75%, 03/16/25		$400,000	394,000

POLAND 0.3%
Poland Government Bond,
3.75%, 04/25/18	PLN	1,361,000	376,917
3.25%, 07/25/19		1,750,000	478,511

			855,428

PORTUGAL 0.1%
Portugal Obrigacoes do Tesouro OT,
4.10%, 02/15/45(b)	EUR	175,000	202,294

ROMANIA 0.2%
Romania Government Bond,
5.95%, 06/11/21	RON	1,260,000	355,449
Romanian Government International Bond,
4.88%, 11/07/19	EUR	164,000	209,502

			564,951

RUSSIA 0.3%
Russian Foreign Bond — Eurobond,
3.50%, 01/16/19		$600,000	590,250
4.50%, 04/04/22		400,000	391,500

			981,750

SLOVENIA 0.3%
Slovenia Government Bond,
4.63%, 09/09/24	EUR	157,000	207,322

20

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

SLOVENIA (continued)
Slovenia Government International Bond,
5.50%, 10/26/22 (b)		$390,000	$432,490
5.25%, 02/18/24 (b)		145,000	158,050

			797,862

SOUTH AFRICA 0.5%
South Africa Government Bond,
10.50%, 12/21/26	ZAR	9,748,743	932,726
8.75%, 01/31/44		6,500,000	515,139

			1,447,865

SOUTH KOREA 0.2%
Republic of Korea,
2.13%, 06/10/24	EUR	435,000	506,489

SPAIN 0.2%
Spain Government Bond,
5.15%, 10/31/28 (b)		300,000	422,998
5.15%, 10/31/44 (b)		124,000	184,612

			607,610

SRI LANKA 0.3%
Sri Lanka Government International Bond,
6.25%, 07/27/21		$400,000	405,500
5.88%, 07/25/22 (b)		425,000	417,563

			823,063

SUPRANATIONAL 1.3%
International Finance Corp.,
7.75%, 12/03/16	INR	21,000,000	331,259
6.45%, 10/30/18		54,000,000	843,016
7.80%, 06/03/19		21,190,000	343,339
3.63%, 05/20/20	NZD	310,000	209,815
Eastern and Southern African Trade and Development Bank,
Reg. S, 6.38%, 12/06/18		$320,000	330,208
Inter-American Development Bank,
7.25%, 07/17/17	IDR	14,310,000,000	1,040,892
7.20%, 01/22/18		2,600,000,000	187,128
SUPRANATIONAL (continued)
European Bank for Reconstruction & Development,
6.00%, 03/03/16	INR	9,700,000	151,383
Africa Finance Corp.,
4.38%, 04/29/20 (b)		$400,000	404,000

			3,841,040

THAILAND 0.1%
Thailand Government Bond,
3.88%, 06/13/19	THB	9,100,000	286,851

Sovereign Bonds (continued)

	Principal Amount		Market Value

TURKEY 0.8%
Turkey Government International Bond,
4.35%, 11/12/21	EUR	195,000	$234,282
5.75%, 03/22/24		$380,000	411,350
4.25%, 04/14/26		470,000	447,985
Turkey Government Bond,
10.50%, 01/15/20	TRY	1,672,000	652,555
8.00%, 03/12/25		1,746,000	601,631

			2,347,803

UKRAINE 0.2%
Financing of Infrastrucural Projects State Enterprise,
Reg. S, 8.38%, 11/03/17		$495,000	241,314
Ukraine Government International Bond,
6.25%, 06/17/16 (b)		200,000	99,000
7.80%, 11/28/22 (b)		230,000	118,450

			458,764

UNITED KINGDOM 0.3%
United Kingdom Gilt,
5.00%, 03/07/18	GBP	240,000	419,102
1.75%, 09/07/22		188,000	294,181
4.75%, 12/07/30		133,000	271,218

			984,501

URUGUAY 0.4%
Uruguay Government International Bond,
4.25%, 04/05/27	UYU	29,606,960	1,044,501

VENEZUELA 0.1%
Venezuela Government International Bond,
Reg. S, 7.75%, 10/13/19		$325,000	125,937
Reg. S, 11.75%, 10/21/26		520,000	223,600
Reg. S, 11.95%, 08/05/31		100,000	42,750

			392,287

ZAMBIA 0.1%
Zambia Government International Bond,
8.50%, 04/14/24		230,000	231,150

Total Sovereign Bonds (cost $45,322,625)			42,065,053

U.S. Government Mortgage Backed Agencies 13.6%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# C90381
7.50%, 11/01/20		224	242
Pool# C00712
6.50%, 02/01/29		5,663	6,575

21

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C41531
8.00%, 08/01/30	$1,426	$1,523
Pool# C42327
8.00%, 09/01/30	857	1,000
Pool# C01104
8.00%, 12/01/30	9,262	11,301
Pool# C48997
8.00%, 03/01/31	25,608	25,938
Pool# C49587
8.00%, 03/01/31	16,816	17,904
Pool# C50477
8.00%, 04/01/31	21,207	24,482
Pool# C53381
8.00%, 06/01/31	1,294	1,294
Pool# C69951
6.50%, 08/01/32	18,689	21,404
Pool# Q09258
3.00%, 07/01/42	326,475	324,884
Pool# G07787
4.00%, 08/01/44	673,319	716,444
Pool# Q33550
4.00%, 05/01/45	324,434	344,416
Pool# Q33842
4.00%, 06/01/45	449,550	476,727
Federal National Mortgage Association Pool
Pool# 540017
8.00%, 05/01/30	1,395	1,410
Pool# 564993
7.50%, 03/01/31	7,804	8,042
Pool# 606566
7.50%, 10/01/31	3,532	3,706
Pool# AB4168
3.50%, 01/01/32	583,897	610,525
Pool# 642656
7.00%, 07/01/32	12,803	13,520
Pool# 886574
2.82%, 08/01/36 (a)	71,630	75,921
Pool# 888817
5.50%, 08/01/37	169,430	190,827
Pool# 995049
5.50%, 02/01/38	264,922	297,825
Pool# AL1104
5.50%, 02/01/38	304,316	342,905
Pool# 257231
5.50%, 06/01/38	255,581	286,543
Pool# AJ5302
4.00%, 11/01/41	634,197	672,199
Pool# AS5207
4.00%, 06/01/45	1,138,783	1,211,121
Pool# AZ3175
4.00%, 06/01/45	440,000	467,476

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool TBA
3.50%, 07/25/30	$1,575,000	$1,661,059
3.00%, 07/25/45	4,340,000	4,323,810
3.50%, 07/25/45	12,195,000	12,567,519
4.00%, 07/25/45	2,550,000	2,701,675
4.50%, 07/25/45	4,164,000	4,501,675
5.00%, 07/25/45	1,030,000	1,137,828
5.50%, 07/25/45	820,000	920,962
6.00%, 07/25/45	1,725,000	1,959,181
Government National Mortgage Association II Pool
Pool# G2 82468
2.00%, 01/20/40 (a)	236,969	246,064
Pool# G2 82483
1.75%, 02/20/40 (a)	91,659	97,572
Pool# G2 82520
4.00%, 04/20/40 (a)	146,703	154,931
Pool# G2 82570
3.50%, 06/20/40 (a)	11,431	11,976
Pool# G2 MA1161
5.50%, 07/20/43	136,260	155,187
Pool# G2 710035
5.39%, 12/20/59	250,951	263,115
Pool# G2 725640
5.29%, 05/20/60	228,523	246,340
Pool# G2 710065
4.81%, 02/20/61	627,045	670,846
Pool# G2 710078
4.70%, 06/20/61	295,325	314,716
Pool# G2 773443
5.07%, 04/20/62	237,232	255,406
Pool# G2 766552
4.85%, 05/20/62	143,321	154,212
Pool# G2 765227
4.56%, 11/20/62	781,111	852,422
Pool# G2 AC0934
4.65%, 01/20/63	91,854	101,043
Pool# G2 AC0942
4.66%, 01/20/63	40,882	45,092
Pool# G2 AJ4785
4.68%, 08/20/64	254,363	272,369
Pool# G2 AG8194
4.79%, 09/20/64	154,873	166,200

Total U.S. Government Mortgage Backed Agencies (cost $40,000,517)		39,937,354

22

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 0.5%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. 5.13%, 11/17/17	$265,000	$291,557
Federal National Mortgage Association 5.00%, 05/11/17	1,050,000	1,133,124

Total U.S. Government Sponsored & Agency Obligations (cost $1,327,522)		1,424,681

U.S. Treasury Bond 0.5%
U.S. Treasury Bond, 2.50%, 02/15/45 (e)	1,735,000	1,526,939

Total U.S. Treasury Bond (cost $1,507,497)		1,526,939

U.S. Treasury Notes 5.9%
U.S. Treasury Note
0.50%, 04/30/17 (e)	1,625,000	1,622,333
0.63%, 05/31/17	555,000	554,914
1.13%, 06/15/18 (e)	1,400,000	1,405,250
1.50%, 05/31/20 (e)	3,460,000	3,441,077
1.63%, 06/30/20	270,000	269,979
1.88%, 05/31/22	1,350,000	1,335,023
2.13%, 05/15/25 (e)(j)	8,945,000	8,782,873

Total U.S. Treasury Notes (cost $17,418,528)		17,411,449

Yankee Dollars 0.7%
Banks 0.1%
Royal Bank of Scotland Group PLC, 5.13%, 05/28/24 (e)	305,000	304,629

Capital Markets 0.2%
Deutsche Bank AG, 4.50%, 04/01/25	455,000	433,165

Insurance 0.1%
Validus Holdings Ltd., 8.88%, 01/26/40	235,000	300,455

Oil, Gas & Consumable Fuels 0.1%
Suncor Energy, Inc., 5.95%, 12/01/34	270,000	306,931

Paper & Forest Products 0.2%
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25	475,000	584,250

Total Yankee Dollars (cost $1,830,172)		1,929,430

Common Stocks 0.2%

	Shares	Market Value

Diversified Consumer Services 0.1%
Cengage Learning Holdings II LP	2,376	$65,934

Information Technology Services 0.0%†
iPayment, Inc. (e)	8,920	30,328

Wireless Telecommunication Services 0.1%
NII Holdings, Inc.* (d)	20,137	326,018

Total Common Stocks (cost $436,359)		422,280

Preferred Stock 0.3%
Diversified Telecommunication Services 0.3%
Verizon Communications, Inc., 5.90%, 02/15/54 (e)(k)	31,400	823,308

Total Preferred Stock (cost $789,998)		823,308

Repurchase Agreements 3.7%

	Principal Amount

Barclays Capital, Inc., dated 06/24/15, due 07/01/15, repurchase price $3,000,023, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $3,060,000. (l)(m)	$3,000,000	3,000,000
Goldman Sachs & Co., dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (l)(m)	1,000,000	1,000,000
Societe Generale, dated 06/30/15, due 07/01/15, repurchase price $6,880,168, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $7,017,740. (l)(m)	6,880,138	6,880,138

Total Repurchase Agreements (cost $10,880,138)		10,880,138

Total Investments (cost $314,653,410) (n) — 105.1%		307,790,420
Liabilities in excess of other assets — (5.1)%		(14,830,904)

NET ASSETS — 100.0%		$292,959,516

23

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $81,517,762 which represents 27.83% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2015.

(d)	Fair valued security.

(e)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $23,460,561, which was collateralized by repurchase agreements with a total value of $10,880,138 and $13,056,595 of collateral in the form of U.S. Government Treasury and Agency securities, interest rates ranging from 0.00% — 31.06%, and maturity dates ranging from 07/02/15 — 05/20/65; a total value of $23,936,733.

(f)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date reflects the next call date.

(g)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the PIK rate.

(h)	Security in default.

(i)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(j)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(k)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of June 30, 2015.

(l)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $10,880,138.

(m)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.
(n)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

AS	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

GmbH	Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

MTN	Medium Term Note

NA	National Association

NV	Public Traded Company

OAO	Joint Stock Company

OYJ	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

24

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Great British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso
MYR	Malaysia Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Poland New Zloty

RON	Romanian Leu

SEK	Swedish Krona

THB	Thailand Baht

TRY	Turkish Lira

UYU	Uruguay Peso Uruguayo

ZAR	South Africa Rand

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
22	U.S. Treasury 10 Year Note	09/21/15	$2,775,781	$(24,282)

At June 30, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Royal Bank of Scotland	07/31/15	(673,966)	$(514,209)	$(519,093)	$(4,884)
Australian Dollar	Royal Bank of Scotland	07/31/15	(324,461)	(247,551)	(249,902)	(2,351)
Brazilian Real	Standard Chartered Bank	07/02/15	(621,075)	(200,179)	(199,760)	419
Brazilian Real	Standard Chartered Bank	07/02/15	(222,950)	(71,859)	(71,709)	150
Brazilian Real	Standard Chartered Bank	07/02/15	(878,853)	(283,263)	(282,671)	592
Brazilian Real	Standard Chartered Bank	07/02/15	(811,159)	(262,979)	(260,898)	2,081
Brazilian Real	Standard Chartered Bank	07/02/15	(389,563)	(125,560)	(125,297)	263
Brazilian Real	Bank of America NA	07/02/15	(881,955)	(282,000)	(283,669)	(1,669)
Brazilian Real	Bank of America NA	07/02/15	(390,937)	(125,000)	(125,740)	(740)
Brazilian Real	Bank of America NA	07/02/15	(738,300)	(237,962)	(237,465)	497
Brazilian Real	Standard Chartered Bank	07/02/15	(284,055)	(92,091)	(91,362)	729
Brazilian Real	Bank of America NA	07/02/15	(240,750)	(77,596)	(77,434)	162
British Pound	JPMorgan Chase Bank	07/31/15	(254,365)	(399,665)	(399,588)	77
British Pound	JPMorgan Chase Bank	07/31/15	(271,772)	(427,015)	(426,932)	83
Euro	HSBC Bank PLC	07/31/15	(2,794,451)	(3,121,737)	(3,116,636)	5,101
Euro	HSBC Bank PLC	07/31/15	(1,101,721)	(1,230,755)	(1,228,744)	2,011
Euro	HSBC Bank PLC	07/31/15	(852,347)	(952,174)	(950,618)	1,556
Indonesian Rupiah	Standard Chartered Bank	07/24/15	(18,869,200,000)	(1,400,000)	(1,408,963)	(8,963)
Indonesian Rupiah	Standard Chartered Bank	07/24/15	(13,478,000,000)	(1,000,000)	(1,006,402)	(6,402)
Mexican Peso	JPMorgan Chase Bank	07/31/15	(14,641,418)	(937,675)	(929,497)	8,178
New Zealand Dollar	Royal Bank of Scotland	07/31/15	(473,190)	(323,028)	(319,791)	3,237

25

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts (continued)
New Zealand Dollar	Royal Bank of Scotland	07/31/15	(735,934)	$(502,393)	$(497,358)	$5,035
Norwegian Krone	HSBC Bank PLC	07/31/15	(2,925,160)	(373,017)	(372,821)	196
Peruvian Nuevo Sol	Standard Chartered Bank	07/27/15	(814,342)	(255,000)	(255,191)	(191)
Peruvian Nuevo Sol	Standard Chartered Bank	07/27/15	(447,090)	(140,000)	(140,105)	(105)
Polish Zlotych	Standard Chartered Bank	07/31/15	(341,484)	(91,428)	(90,746)	682
Polish Zlotych	Standard Chartered Bank	07/31/15	(983,026)	(263,193)	(261,229)	1,964
Polish Zlotych	Bank of America NA	07/31/15	(64,385)	(17,194)	(17,110)	84
South African Rand	JPMorgan Chase Bank	07/31/15	(8,748,602)	(712,206)	(715,299)	(3,093)
South African Rand	JPMorgan Chase Bank	07/31/15	(4,484,654)	(365,086)	(366,671)	(1,585)
Turkish Lira	Bank of America NA	07/31/15	(185,922)	(68,981)	(68,737)	244

Total Short Contracts				$(15,100,796)	$(15,097,438)	$3,358

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	Bank of America NA	07/02/15	240,750	$75,000	$77,434	$2,434
Brazilian Real	Bank of America NA	07/02/15	738,300	230,000	237,464	7,464
Brazilian Real	Standard Chartered Bank	07/02/15	284,055	91,553	91,362	(191)
Brazilian Real	Standard Chartered Bank	07/02/15	222,950	70,000	71,709	1,709
Brazilian Real	Standard Chartered Bank	07/02/15	621,075	195,000	199,760	4,760
Brazilian Real	Standard Chartered Bank	07/02/15	811,159	261,445	260,898	(547)
Brazilian Real	Bank of America NA	07/02/15	390,937	126,003	125,740	(263)
Brazilian Real	Bank of America NA	07/02/15	881,955	284,263	283,669	(594)
Brazilian Real	Standard Chartered Bank	07/02/15	878,853	282,000	282,671	671
Brazilian Real	Standard Chartered Bank	07/02/15	389,562	125,000	125,298	298
Hungarian Forint	Bank of America NA	07/31/15	141,814,190	505,956	500,873	(5,083)
Hungarian Forint	Bank of America NA	07/31/15	295,704,666	1,054,996	1,044,398	(10,598)
Japanese Yen	Royal Bank of Scotland	07/31/15	202,530,051	1,635,720	1,655,467	19,747
Japanese Yen	Royal Bank of Scotland	07/31/15	31,476,750	254,220	257,289	3,069
Mexican Peso	JPMorgan Chase Bank	07/31/15	742,837	47,573	47,158	(415)
Polish Zlotych	Bank of America NA	07/31/15	2,829,120	755,520	751,808	(3,712)
Polish Zlotych	Bank of America NA	07/31/15	342,707	91,753	91,071	(682)
Polish Zlotych	Bank of America NA	07/31/15	982,776	263,119	261,162	(1,957)
Russian Ruble	JPMorgan Chase Bank	07/06/15	24,983,649	443,000	452,083	9,083
Russian Ruble	JPMorgan Chase Bank	07/23/15	5,035,657	91,999	90,488	(1,511)
Russian Ruble	JPMorgan Chase Bank	07/23/15	14,339,456	262,979	257,673	(5,306)
Russian Ruble	JPMorgan Chase Bank	07/23/15	5,021,446	92,091	90,233	(1,858)
Russian Ruble	JPMorgan Chase Bank	07/23/15	14,389,930	262,897	258,580	(4,317)
South African Rand	Standard Chartered Bank	07/31/15	1,221,691	99,197	99,887	690
Swedish Krona	HSBC Bank PLC	07/31/15	485,533	58,448	58,605	157
Turkish Lira	Bank of America NA	07/31/15	398,572	147,879	147,357	(522)

Total Long Contracts				$7,807,611	$7,820,137	$12,526

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund
Assets:
Investments, at value (cost $303,773,272)*	$296,910,282
Repurchase agreements, at value (cost $10,880,138)	10,880,138

Total Investments, at value (total cost $314,653,410)	307,790,420

Cash	23,742,688
Foreign currencies, at value (cost $78,151)	78,151
Interest receivable	2,896,121
Security lending income receivable	7,183
Receivable for investments sold	8,838,871
Receivable for capital shares issued	10,716
Reclaims receivable	5,207
Unrealized appreciation on forward foreign currency contracts (Note 2)	83,423
Prepaid expenses	2,535

Total Assets	343,455,315

Liabilities:
Payable for investments purchased	38,995,280
Payable for capital shares redeemed	296,411
Payable for variation margin on futures contracts	689
Unrealized depreciation on forward foreign currency contracts (Note 2)	67,539
Payable upon return of securities loaned (Note 2)	10,880,138
Accrued expenses and other payables:
Investment advisory fees	154,360
Fund administration fees	11,204
Administrative servicing fees	36,340
Accounting and transfer agent fees	4,035
Custodian fees	1,706
Compliance program costs (Note 3)	254
Professional fees	30,828
Printing fees	16,919
Other	96

Total Liabilities	50,495,799

Net Assets	$292,959,516

Represented by:
Capital	$300,566,572
Accumulated undistributed net investment income	10,664,729
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(11,390,996)
Net unrealized appreciation/(depreciation) from investments	(6,862,990)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(24,282)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	15,884
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(9,401)

Net Assets	$292,959,516

*	Includes value of securities on loan of $23,460,561 (Note 2)

27

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$292,813,732
Class Y Shares	145,784

Total	$292,959,516

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	32,088,802
Class Y Shares	15,973

Total	32,104,775

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.13
Class Y Shares	$9.13

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$6,401,512
Income from securities lending (Note 2)	58,294
Dividend income	32,293
Foreign tax withholding	(5,184)

Total Income	6,486,915

EXPENSES:
Investment advisory fees	934,633
Fund administration fees	70,140
Administrative servicing fees Class I Shares	220,381
Professional fees	31,169
Printing fees	15,072
Trustee fees	4,157
Custodian fees	5,524
Accounting and transfer agent fees	17,294
Compliance program costs (Note 3)	558
Other	4,836

Total Expenses	1,303,764

NET INVESTMENT INCOME	5,183,151

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,760,143)
Net realized gains from futures transactions (Note 2)	56,085
Net realized gains from forward and foreign currency transactions (Note 2)	672,123

Net realized losses from investments, futures, forward and foreign currency transactions	(4,031,935)

Net change in unrealized appreciation/(depreciation) from investments	(807,178)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(39,554)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(49,486)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	18,123

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(878,095)

Net realized/unrealized losses from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(4,910,030)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$273,121

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$5,183,151	$9,726,330
Net realized gains/(losses) from investments, futures, forward and foreign currency transactions	(4,031,935)	4,486,924
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(878,095)	(4,568,911)

Change in net assets resulting from operations	273,121	9,644,343

Distributions to Shareholders From:
Net investment income:
Class I	–	(8,997,162)
Class Y	–	(4,334	)(a)

Change in net assets from shareholder distributions	–	(9,001,496)

Change in net assets from capital transactions	5,979,148	26,525,566

Change in net assets	6,252,269	27,168,413

Net Assets:
Beginning of period	286,707,247	259,538,834

End of period	$292,959,516	$286,707,247

Accumulated undistributed net investment income at end of period	$10,664,729	$5,481,578

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$20,184,904	$46,107,633
Dividends reinvested	–	8,997,162
Cost of shares redeemed	(14,202,895)	(28,733,394)

Total Class I Shares	5,982,009	26,371,401

Class Y Shares
Proceeds from shares issued	10,036	584,035	(a)
Dividends reinvested	–	4,334	(a)
Cost of shares redeemed	(12,897)	(434,204	)(a)

Total Class Y Shares	(2,861)	154,165	(a)

Change in net assets from capital transactions	$5,979,148	$26,525,566

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

30

Statements of Changes in Net Assets (Continued)

	NVIT Multi Sector Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	2,192,797	4,933,412
Reinvested	–	975,255
Redeemed	(1,542,076)	(3,092,136)

Total Class I Shares	650,721	2,816,531

Class Y Shares
Issued	1,089	61,152	(a)
Reinvested	–	471	(a)
Redeemed	(1,401)	(45,338	)(a)

Total Class Y Shares	(312)	16,285	(a)

Total change in shares	650,409	2,832,816

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.12	0.16	(0.15)	0.01	–	–	$9.13	0.11%	(f)	$292,813,732	0.89%	3.53%	0.89%	196.80%
Year Ended December 31, 2014 (e)	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77%	(f)	$286,558,897	0.91%	3.46%	0.91%	395.27%
Year Ended December 31, 2013 (e)	$9.49	0.34	(0.44)	(0.10)	(0.32)	(0.32)	$9.07	(1.02%	)(f)	$259,538,834	0.93%	3.61%	0.94%	389.22%
Year Ended December 31, 2012 (e)	$8.67	0.35	0.71	1.06	(0.24)	(0.24)	$9.49	12.25%		$258,964,456	0.95%	3.81%	0.95%	375.23%
Year Ended December 31, 2011 (e)	$8.58	0.37	0.10	0.47	(0.38)	(0.38)	$8.67	5.55%		$223,683,617	1.00%	4.25%	1.03%	368.27%
Year Ended December 31, 2010 (e)	$8.27	0.45	0.41	0.86	(0.55)	(0.55)	$8.58	10.59%		$211,108,430	1.00%	5.21%	1.05%	310.03%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.11	0.17	(0.15)	0.02	–	–	$9.13	0.22%	(f)	$145,784	0.74%	3.68%	0.74%	196.80%
Period Ended December 31, 2014 (e)(g)	$9.41	0.23	(0.22)	0.01	(0.31)	(0.31)	$9.11	0.06%		$148,350	0.76%	3.58%	0.76%	395.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

32

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, and other series of the Trust that operate as fund of funds, such as the NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

33

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are

34

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$24,552,375	$—	$24,552,375
Bank Loans	—	4,833,542	26,680	4,860,222
Collateralized Mortgage Obligations	—	8,914,557	—	8,914,557
Commercial Mortgage Backed Securities	—	12,088,870	—	12,088,870
Common Stocks
Diversified Consumer Services	—	65,934	—	65,934
Information Technology Services	30,328	—	—	30,328
Wireless Telecommunication Services	—	326,018	—	326,018
Total Common Stocks	$30,328	$391,952	$—	$422,280
Corporate Bonds
Aerospace & Defense	—	455,700	—	455,700
Air Freight & Logistics	—	117,450	—	117,450
Airlines	—	256,576	—	256,576
Auto Components	—	1,219,128	—	1,219,128
Automobiles	—	1,427,624	—	1,427,624
Banks	—	12,815,556	—	12,815,556
Beverages	—	1,238,038	—	1,238,038
Biotechnology	—	283,902	—	283,902
Building Products	—	471,738	—	471,738
Capital Markets	—	6,635,585	—	6,635,585
Chemicals	—	5,417,756	—	5,417,756
Commercial Services & Supplies	—	2,154,500	—	2,154,500
Communications Equipment	—	4,113,677	—	4,113,677
Construction & Engineering	—	557,129	—	557,129
Construction Materials	—	595,856	—	595,856
Consumer Finance	—	1,173,643	—	1,173,643
Containers & Packaging	—	1,051,727	—	1,051,727
Distributors	—	272,288	—	272,288
Diversified Financial Services	—	3,942,444	—	3,942,444
Diversified Telecommunication Services	—	10,698,936	—	10,698,936
Electric Utilities	—	3,875,370	—	3,875,370
Energy Equipment & Services	—	407,603	—	407,603
Food & Staples Retailing	—	885,126	—	885,126
Food Products	—	4,824,316	—	4,824,316
Gas Utilities	—	5,285,498	—	5,285,498

35

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Corporate Bonds (continued)
Health Care Providers & Services	$—	$4,506,225	$—	$4,506,225
Hotels, Restaurants & Leisure	—	3,777,602	—	3,777,602
Household Durables	—	1,528,294	—	1,528,294
Household Products	—	469,650	—	469,650
Independent Power and Renewable Electricity Producers	—	264,375	—	264,375
Industrial Conglomerates	—	640,803	—	640,803
Information Technology Services	—	878,270	—	878,270
Insurance	—	4,292,041	—	4,292,041
Internet & Catalog Retail	—	1,836,127	—	1,836,127
Internet Software & Services	—	861,010	—	861,010
Marine	—	1,645,273	—	1,645,273
Media	—	8,981,968	—	8,981,968
Metals & Mining	—	5,375,153	—	5,375,153
Multiline Retail	—	480,700	—	480,700
Multi-Utilities & Unregulated Power	—	303,525	—	303,525
Oil, Gas & Consumable Fuels	—	13,288,994	—	13,288,994
Paper & Forest Products	—	1,478,289	—	1,478,289
Personal Products	—	210,375	—	210,375
Pharmaceuticals	—	5,464,411	—	5,464,411
Real Estate Investment Trusts (REITs)	—	1,316,385	—	1,316,385
Road & Rail	—	844,956	—	844,956
Semiconductors & Semiconductor Equipment	—	841,313	—	841,313
Software	—	1,314,454	—	1,314,454
Specialty Retail	—	971,377	—	971,377
Technology Hardware, Storage & Peripherals	—	2,052,060	—	2,052,060
Textiles, Apparel & Luxury Goods	—	249,100	—	249,100
Tobacco	—	1,374,534	—	1,374,534
Transportation Infrastructure	—	230,265	—	230,265
Wireless Telecommunication Services	—	4,007,583	—	4,007,583
Total Corporate Bonds	$—	$139,662,278	$—	$139,662,278
Forward Foreign Currency Contracts	—	83,423	—	83,423
Municipal Bonds	—	1,291,486	—	1,291,486
Preferred Stock	—	823,308	—	823,308
Repurchase Agreements	—	10,880,138	—	10,880,138
Sovereign Bonds	—	42,065,053	—	42,065,053
U.S. Government Mortgage Backed Agencies	—	39,937,354	—	39,937,354
U.S. Government Sponsored & Agency Obligations	—	1,424,681	—	1,424,681
U.S. Treasury Bond	—	1,526,939	—	1,526,939
U.S. Treasury Notes	—	17,411,449	—	17,411,449
Yankee Dollars	—	1,929,430	—	1,929,430
Total Assets	$30,328	$307,816,835	$26,680	$307,873,843

Liabilities:
Forward Foreign Currency Contracts	—	(67,539)	—	(67,539)
Futures Contracts	(24,282)	—	—	(24,282)
Total Liabilities	$(24,282)	$(67,539)	$—	$(91,821)
Total	$6,046	$307,749,296	$26,680	$307,782,022

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

36

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, the Fund held three corporate bond investments that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Bank Loans	Corporate Bonds	Total
Balance as of 12/31/14	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	(13,173)	(13,173)
Change in Unrealized Appreciation/(Depreciation	—	—	—
Purchases*	26,680	216,000	242,680
Sales	—	(202,827)	(202,827)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 06/30/15	$26,680	$—	$26,680

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency

37

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

38

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$83,423
Total		$83,423

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(67,539)
Futures Contracts*
Interest rate risk	Unrealized depreciation from futures contracts	(24,282)
Total		$(91,821)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$1,069,027
Futures Contracts
Interest rate risk	56,085
Total	$1,125,112

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(49,486)
Futures Contracts
Interest rate risk	(39,554)
Total	$(89,040)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to hedge against changes in interest rates. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The subadviser utilizes forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. The number of forward foreign currency contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to

39

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$83,423	$—	$83,423
Total	$83,423	$—	$83,423

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America NA	$10,885	$(10,885)	$—	$—
HSBC Bank PLC	9,021	—	—	9,021
JPMorgan Chase Bank	17,421	(17,421)	—	—
Royal Bank of Scotland	31,088	(7,235)	—	23,853
Standard Chartered Bank	15,008	(15,008)	—	—
Total	$83,423	$(50,549)	$—	$32,874

Amounts designated as “—” are zero.

40

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(67,539)	$—	$(67,539)
Total	$(67,539)	$—	$(67,539)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America NA	$(25,820)	$10,885	$—	$(14,935)
JPMorgan Chase Bank	(18,085)	17,421	—	(664)
Royal Bank of Scotland	(7,235)	7,235	—	—
Standard Chartered Bank	(16,399)	15,008	—	(1,391)
Total	$(67,539)	$50,549	$—	$(16,990)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $10,880,138, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of

41

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00%–2.63%, maturing 02/15/17–02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50%–12.50%, maturing 09/20/15–06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29%–4.00%, maturing 09/16/25–06/01/45; total market value $255,000,000.

42

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$3,000,000	$—	$3,000,000	$(3,000,000)	$—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Societe Generale	6,880,138	—	6,880,138	(6,880,138)	—
Total	$10,880,138	—	$10,880,138	$(10,880,138)	$—
Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

43

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.645%
$200 million up to $500 million	0.62%
$500 million and more	0.595%

44

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.64%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$18,668	$12,745	$—	$—	$31,413

Amounts designated as “—” are zero or have been rounded to zero.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $70,140 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing

45

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $558.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $220,381.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% for Class I shares.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $590,564,614 and sales of $577,320,263 (excluding short-term securities).

For the six months ended June 30, 2015, the Fund had purchases of $107,024,297 and sales of $106,106,097 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In

46

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$315,544,357	$3,024,994	$(10,778,931)	$(7,753,937)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

47

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

48

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

49

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

50

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

51

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

52

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

53

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

54

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

55

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

56

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

57

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

58

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

59

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

60

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

61

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

62

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund

SAR-STB 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation†

Corporate Bonds	64.8%
Asset-Backed Securities	16.0%
Commercial Mortgage Backed Securities	6.9%
U.S. Treasury Notes	4.3%
Bank Loans	2.4%
Yankee Dollars	2.2%
Collateralized Mortgage Obligations	1.0%
Municipal Bond	0.4%
U.S. Government Mortgage Backed Agencies	0.2%
Repurchase Agreements	0.2%
U.S. Government Sponsored & Agency Obligation	0.2%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries††

Banks	11.0%
Automobiles	9.2%
Oil, Gas & Consumable Fuels	8.2%
Metals & Mining	5.3%
Capital Markets	3.5%
Food Products	3.5%
Health Care Providers & Services	3.3%
Gas Utilities	2.7%
Diversified Financial Services	2.6%
Diversified Telecommunication Services	2.0%
Other Industries*	48.7%
100.0%

Top Holdings††

Dryden Senior Loan Fund, 1.53%, 07/17/23	1.8%
Murphy Oil Corp., 2.50%, 12/01/17	1.7%
Rowan Cos., Inc., 5.00%, 09/01/17	1.7%
UBS AG, 5.88%, 07/15/16	1.5%
Gramercy Park CLO Ltd., 1.57%, 07/17/23	1.5%
Ford Motor Credit Co. LLC, 4.25%, 02/03/17	1.4%
CoBank, ACB, 0.89%, 06/15/22	1.2%
Citigroup Commercial Mortgage Trust, 5.90%, 12/10/49	1.1%
Transocean, Inc., 3.00%, 10/15/17	1.0%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/16	1.0%
Other Holdings*	86.1%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,008.60	2.64	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.17	2.66	0.53
Class II Shares	Actual	(a)	1,000.00	1,006.80	3.93	0.79
	Hypothetical	(a)(b)	1,000.00	1,020.88	3.96	0.79
Class Y Shares	Actual	(a)	1,000.00	1,009.60	1.94	0.39
	Hypothetical	(a)(b)	1,000.00	1,022.86	1.96	0.39

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund

Asset -Backed Securities 16.0%

	Principal Amount	Market Value

Automobiles 2.8%
Credit Acceptance Auto Loan Trust Series 2013-2A, Class A, 1.50%, 04/15/21 (a)	$6,345,000	$6,367,823
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)	8,500,000	8,502,023
Series 2014-2A, Class A, 1.88%, 03/15/22 (a)	7,000,000	7,023,016
Series 2015-1A, Class A, 2.00%, 07/15/22 (a)	13,000,000	13,019,266
First Investors Auto Owner Trust Series 2012-2A, Class A2, 1.47%, 05/15/18 (a)	1,038,201	1,039,216
Series 2014-1A, Class A3, 1.49%, 01/15/20 (a)	6,000,000	6,008,604
Series 2014-2A, Class A2, 0.86%, 08/15/18 (a)	7,795,162	7,786,970
Flagship Credit Auto Trust, Series 2014-2, Class A, 1.43%, 12/16/19 (a)	5,185,548	5,180,902
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 02/15/18 (a)	1,111,749	1,112,241

		56,040,061

Home Equity 1.4%
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 1.29%, 10/25/34 (b)	1,572,884	1,556,071
Ameriquest Mortgage Securities, Inc., Series 2003-10, Class AV1, 0.95%, 12/25/33 (b)	9,233,549	8,978,731
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 1.09%, 12/25/34 (b)	2,049,000	1,986,653
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 0.95%, 01/25/35 (b)	9,070,303	8,933,958
Soundview Home Loan Trust, Series 2005-CTX1, Class M1, 0.61%, 11/25/35 (b)	4,150,375	4,104,538
Structured Asset Securities Corp., Series 2005-NC1, Class M1, 0.66%, 02/25/35 (b)	3,103,603	3,091,815

		28,651,766

Other 11.8%
A Voce CLO Ltd., Series 2014-1A, Class A1B, 1.74%, 07/15/26 (a)(b)	9,000,000	8,984,394
ALM VII Ltd., Series 2012-7A, Class A1, 1.70%, 10/19/24 (a)(b)	19,775,000	19,757,202

Asset -Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Ameriquest Mortgage Securities, Inc. Pass Through Certificates, Series 2004-R3, Class A1A, 0.88%, 05/25/34 (b)	$7,719,121	$7,612,890
Atrium VII, Series 7AR, Class BR, 2.03%, 11/16/22 (a)(b)	5,000,000	4,969,500
Bayview Opportunity Master Fund Trust Series 2014-15RP, Class A, 3.72%, 10/28/19 (a)(b)	10,270,417	10,261,677
Series 2014-16RP, Class A, 0.00%, 11/28/29 (a)(c)	7,273,532	7,273,546
Bayview Opportunity Master Fund Trust IIB LP, Series 2014-18NP, Class A, 3.23%, 07/28/34 (a)(c)	18,389,642	18,433,465
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.68%, 07/25/35 (b)	9,720,475	9,523,082
Dryden Senior Loan Fund Series 2011-22A, Class A1R, 1.45%, 01/15/22 (a)(b)	4,258,060	4,227,402
Series 2012-23RA, Class A1R, 1.53%, 07/17/23 (a)(b)	35,000,000	35,000,000
First Franklin Mortgage Loan Trust, Series 2004-FF6, Class A1, 0.96%, 07/25/34 (b)	4,537,760	4,510,638
FNA Trust, Series 2014-1A, Class A, 1.30%, 12/10/22 (a)	7,054,153	7,051,895
Gramercy Park CLO Ltd., Series 2012-1AR, Class A1R, 1.57%, 07/17/23 (a)(b)	30,000,000	30,003,000
HLSS Servicer Advance Receivables Backed Notes Series 2013-T1, Class A2, 1.50%, 01/16/46 (a)	3,900,000	3,896,100
Series 2013-T3, Class A3, 1.79%, 05/15/46 (a)	10,276,000	10,224,620
Series 2013-T3, Class B3, 2.14%, 05/15/46 (a)	4,000,000	3,980,000
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.70%, 11/20/23 (a)(b)	2,300,000	2,300,460
US Residential Opportunity Fund Trust Series 2015-1III, Class A, 3.72%, 01/27/35 (a)	6,730,086	6,731,445
Series 2015-1IV, Class A, 3.72%, 02/27/35 (a)	9,540,319	9,533,774
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.88%, 04/25/55 (a)(c)	2,176,682	2,184,904
VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.50%, 02/25/55 (a)(c)	11,251,690	11,236,422

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Asset -Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.50%, 06/26/45 (a)(c)	$11,750,000	$11,737,075
VOLT XXVI LLC, Series 2014-NPL6, Class A1, 3.13%, 09/25/43 (a)(c)	9,207,748	9,193,034

		238,626,525

Total Asset-Backed Securities (cost $323,461,129)		323,318,352

Bank Loans 2.4%
Aerospace & Defense 0.5%
B/E Aerospace, Inc., 1st Lien Tranche B Term Loan, 0.45%, 11/21/21	9,950,000	9,990,397

Chemicals 0.1%
Huntsman International LLC, 1st Lien Tranche B Term Loan, 0.17%, 10/15/20	1,995,000	1,996,257

Electrical Equipment 0.2%
Sensata Technologies BV, 1st Lien Tranche B Term Loan, 0.30%, 10/14/21	2,985,000	2,989,806

Electronic Equipment, Instruments & Components 0.1%
CPI International, Inc., 1st Lien Tranche B Term Loan, 0.88%, 11/17/17	2,700,399	2,690,272

Health Care Providers & Services 0.1%
Community Health Systems Inc., 1st Lien Tranche G Term Loan, 0.07%, 12/31/19	1,051,026	1,050,722
Community Health Systems Inc., 1st Lien Tranche H Term Loan, 0.07%, 01/27/21	1,933,860	1,935,833

		2,986,555

Health Care Technology 0.3%
Advanced Computer, 1st Lien Tranche B Term Loan, 1.65%, 01/31/22	5,310,000	5,290,087

Information Technology Services 0.3%
First Data Corp., 1st Lien Tranche B Term Loan, 0.40%, 03/24/17	5,750,000	5,730,220
SI Organization, Inc./Vencore, Inc., 1st Lien Term Loan, 0.26%, 10/24/19	963,232	966,545

		6,696,765

Bank Loans (continued)

	Principal Amount	Market Value

Metals & Mining 0.1%
Hi-Crush Partners LP, 1st Lien Tranche B Term Loan, 1.51%, 04/28/21	$2,977,387	$2,875,054

Software 0.5%
TIBCO Software, Inc., Term Loan, 0.60%, 11/25/20	9,975,000	9,959,439

Specialty Retail 0.2%
Camping World, Inc., 1st Lien Tranche B Term Loan, 0.55%, 09/01/19	3,872,611	3,888,760

Total Bank Loan (cost $48,631,366)		49,363,392

Collateralized Mortgage Obligations 1.0%
Banc of America Mortgage Securities, Inc., Series 2004-6, Class 1A3, 5.50%, 05/25/34	5,883,122	6,210,788
CSMC Trust, Series 2012-CIM1, Class A1, 3.38%, 02/25/42 (a)(b)	2,436,119	2,464,456
Federal Home Loan Mortgage Corp. REMICS Series 3640, Class EL, 4.00%, 03/15/20	837,504	878,336
Series 3728, Class EA, 3.50%, 09/15/20	417,765	422,447
Series 3616, Class PA, 4.50%, 11/15/39	726,030	767,212
Government National Mortgage Association, Series 2011-73, Class PW, 4.50%, 11/16/39	1	1
GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/33 (c)	108,700	112,751
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3, 3.75%, 11/25/54 (a)(b)	5,535,894	5,676,799
Residential Accredit Loans, Inc., Series 2003-QS20, Class CB, 5.00%, 11/25/18	1,318,423	1,346,461
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 1.57%, 12/25/59 (a)(b)	1,995,580	1,999,527

Total Collateralized Mortgage Obligations (cost $19,763,662)		19,878,778

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Commercial Mortgage Backed Securities 6.9%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4, 5.33%, 09/10/47 (b)	$7,309,865	$7,346,860
Series 2007-3, Class A4, 5.75%, 06/10/49 (b)	10,000,000	10,566,160
Banc of America Re-Remic Trust, Series 2013-DSNY, Class B, 1.69%, 09/15/26 (a)(b)	6,098,000	6,094,823
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, 5.90%, 09/11/38 (b)	1,321,580	1,355,056
Series 2007-PW18, Class A4, 5.70%, 06/11/50	11,675,000	12,486,529
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.04%, 12/15/27 (a)(b)	5,000,000	4,988,385
Citigroup Commercial Mortgage Trust Series 2007-C6, Class A4, 5.90%, 12/10/49 (b)	19,691,000	21,062,577
Series 2008-C7, Class A4, 6.35%, 12/10/49 (b)	9,174,284	9,891,695
COMM Mortgage Trust Series 2014-TWC, Class B, 1.79%, 02/13/32 (a)(b)	13,000,000	13,005,993
Series 2014-TWC, Class C, 2.04%, 02/13/32 (a)(b)	6,000,000	6,000,822
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	4,138,230	4,183,631
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class ASB, 6.10%, 04/15/45 (b)	104,320	104,491
Series 2011-C4, Class A2, 3.34%, 07/15/46 (a)	757,305	769,999
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 1.60%, 12/15/48 (b)	29,465,083	1,661,978
Morgan Stanley Capital I Series 2007-IQ15, Class A4, 6.10%, 06/11/49 (b)	11,034,176	11,781,134
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	9,551,930	10,251,112
Series 2011-C1, Class A2, 3.88%, 09/15/47 (a)	3,438,859	3,465,806
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.15%, 02/15/51 (b)	5,728,228	6,020,717

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, 1.54%, 02/15/27 (a)(b)	$9,000,000	$8,956,332

Total Commercial Mortgage Backed Securities (cost $145,682,751)		139,994,100

Corporate Bonds 64.8%
Airlines 0.9%
Air Canada Pass Through Trust, Series 2015-1, Class B, 3.88%, 03/15/23 (a)	10,000,000	9,800,000
American Airlines Pass Through Trust, Series 2013-2, Class B, 5.60%, 01/15/20 (a)	4,502,023	4,659,593
Series 2015-1, Class B, 3.70%, 05/01/23	4,000,000	3,920,000

		18,379,593

Auto Components 0.7%
BorgWarner, Inc., 5.75%, 11/01/16	3,000,000	3,165,135
Johnson Controls, Inc., 1.40%, 11/02/17	10,000,000	9,961,330

		13,126,465

Automobiles 6.3%
American Honda Finance Corp., 0.77%, 10/07/16 (b)	10,000,000	10,038,870
Daimler Finance North America LLC, 0.96%, 08/01/16 (a)(b)	10,000,000	10,041,770
0.63%, 03/10/17 (a)(b)	10,000,000	9,995,660
Ford Motor Credit Co. LLC, 8.00%, 12/15/16	9,775,000	10,648,973
4.25%, 02/03/17	26,000,000	27,023,828
0.80%, 09/08/17 (b)	10,000,000	9,941,840
Hyundai Capital America, 3.75%, 04/06/16 (a)	5,000,000	5,092,605
2.60%, 03/19/20 (a)	10,000,000	10,003,450
Hyundai Capital Services, Inc., 4.38%, 07/27/16 (a)	2,400,000	2,475,960
1.09%, 03/18/17 (a)(b)	7,000,000	7,018,186
3.50%, 09/13/17 (a)	7,650,000	7,921,124
Nissan Motor Acceptance Corp., 0.83%, 03/03/17 (a)(b)	10,000,000	10,036,380
1.95%, 09/12/17 (a)(d)	4,165,000	4,193,014
2.65%, 09/26/18 (a)	3,035,000	3,112,875

		127,544,535

Banks 10.8%
Bank of America Corp., 1.32%, 01/15/19 (b)	5,000,000	5,044,905
Series L, 2.60%, 01/15/19	10,000,000	10,108,900
Series L, 2.65%, 04/01/19 (d)	5,000,000	5,059,235

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of America NA, 6.00%, 06/15/16	$10,000,000	$10,435,540
5.30%, 03/15/17	5,000,000	5,295,820
BPCE SA, 2.50%, 12/10/18	15,000,000	15,219,270
Citigroup, Inc., 2.50%, 07/29/19	10,000,000	10,014,670
Citizens Bank NA/Providence RI, 2.45%, 12/04/19	10,000,000	9,935,020
CoBank, ACB, 0.89%, 06/15/22 (a)(b)	25,635,000	24,159,885
Fifth Third Bancorp, 2.30%, 03/01/19	7,000,000	7,006,713
HSBC USA, Inc., 1.16%, 09/24/18 (b)	10,000,000	10,040,440
Huntington Bancshares, Inc., 2.60%, 08/02/18	2,450,000	2,480,789
Huntington National Bank (The), 1.30%, 11/20/16	10,000,000	9,983,700
JPMorgan Chase & Co., 1.63%, 05/15/18	5,000,000	4,961,065
JPMorgan Chase Bank NA, 0.62%, 06/13/16 (b)	5,000,000	4,988,225
6.00%, 10/01/17	2,200,000	2,398,777
National City Bank, 0.64%, 12/15/16 (b)	10,432,000	10,408,205
SunTrust Bank, 5.20%, 01/17/17	10,000,000	10,549,820
SunTrust Banks, Inc., 3.60%, 04/15/16	15,495,000	15,788,506
Union Bank NA, 5.95%, 05/11/16	9,500,000	9,893,186
1.03%, 09/26/16 (b)	10,000,000	10,042,090
Wachovia Corp., 0.62%, 10/28/15 (b)	5,000,000	4,997,265
Wells Fargo & Co., 0.74%, 04/22/19 (b)	20,000,000	19,924,660

		218,736,686

Beverages 0.9%
Molson Coors Brewing Co., 2.00%, 05/01/17	4,000,000	4,041,932
SABMiller Holdings, Inc., 0.97%, 08/01/18 (a)(b)	15,000,000	15,040,560

		19,082,492

Biotechnology 1.4%
Amgen, Inc., 2.20%, 05/22/19	15,000,000	14,957,325
Celgene Corp., 2.30%, 08/15/18 (d)	14,118,000	14,330,984

		29,288,309

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 3.5%
Bank of America Corp., 6.05%, 05/16/16	$17,794,000	$18,477,219
Bear Stearns Cos. LLC (The), 6.40%, 10/02/17	14,353,000	15,796,711
FMR LLC, 7.49%, 06/15/19 (a)	2,000,000	2,380,508
Morgan Stanley, 2.20%, 12/07/18	4,000,000	4,022,864
UBS AG, 5.88%, 07/15/16	28,741,000	30,007,242

		70,684,544

Chemicals 0.6%
CF Industries, Inc., 6.88%, 05/01/18	4,128,000	4,647,059
7.13%, 05/01/20	5,500,000	6,533,417

		11,180,476

Commercial Services & Supplies 1.7%
Catholic Health Initiatives, 1.60%, 11/01/17	10,000,000	9,985,240
GATX Corp., 1.25%, 03/04/17	5,445,000	5,428,937
2.38%, 07/30/18	5,000,000	5,018,985
2.60%, 03/30/20	9,000,000	8,880,435
Novant Health, Inc., Series 09B, 5.35%, 11/01/16	5,000,000	5,280,715

		34,594,312

Diversified Financial Services 2.6%
Ameritech Capital Funding Corp., 9.10%, 06/01/16	3,872,000	4,086,791
Associates Corp. of North America, 6.95%, 11/01/18	1,650,000	1,898,299
General Electric Capital Corp., 0.47%, 01/08/16 (b)	5,000,000	5,003,595
0.87%, 01/08/16 (b)	10,000,000	10,029,810
0.44%, 02/15/17 (b)	5,000,000	4,995,260
1.25%, 05/15/17	10,650,000	10,674,229
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 03/15/17	5,000,000	5,031,250
National Rural Utilities Cooperative Finance Corp., 2.00%, 01/27/20	10,000,000	9,855,180

		51,574,414

Diversified Telecommunication Services 2.0%
Verizon Communications, Inc., 1.82%, 09/15/16 (b)	10,000,000	10,123,060
0.68%, 06/09/17 (b)	20,000,000	19,952,000
1.05%, 06/17/19 (b)	10,000,000	9,937,200

		40,012,260

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 0.9%
ITC Holdings Corp., 6.05%, 01/31/18 (a)	$6,500,000	$7,169,591
Ohio Power Co., Series K, 6.00%, 06/01/16	4,290,000	4,486,023
PSEG Power LLC, 2.75%, 09/15/16	7,000,000	7,140,420

		18,796,034

Electrical Equipment 0.8%
Thermo Fisher Scientific, Inc., 1.30%, 02/01/17	17,000,000	16,971,763

Energy Equipment & Services 1.6%
Schlumberger Investment SA, 1.25%, 08/01/17 (a)	10,000,000	9,995,950
SESI LLC, 6.38%, 05/01/19	11,270,000	11,461,590
Weatherford International, Inc., 6.35%, 06/15/17	9,250,000	9,906,167

		31,363,707

Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19 (d)	9,500,000	9,512,692

Food Products 3.5%
ConAgra Foods, Inc., 1.90%, 01/25/18	17,090,000	16,835,376
2.10%, 03/15/18	3,959,000	3,920,416
HJ Heinz Co., 2.00%, 07/02/18 (a)	15,000,000	14,995,260
4.25%, 10/15/20 (d)	5,000,000	5,106,250
Tyson Foods, Inc., 6.60%, 04/01/16	16,319,000	16,942,712
2.65%, 08/15/19	12,000,000	12,079,188

		69,879,202

Gas Utilities 2.7%
DCP Midstream Operating LP, 2.50%, 12/01/17	13,000,000	12,582,752
2.70%, 04/01/19	3,000,000	2,826,273
Enbridge Energy Partners LP, 5.88%, 12/15/16	8,745,000	9,250,767
Series B, 6.50%, 04/15/18	7,700,000	8,497,297
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21	13,000,000	13,755,859
Spectra Energy Partners LP, 2.95%, 09/25/18	5,500,000	5,624,976
Sunoco Logistics Partners Operations LP, 6.13%, 05/15/16	2,000,000	2,081,684

		54,619,608

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 3.1%
Becton Dickinson and Co., 2.68%, 12/15/19	$7,000,000	$7,005,292
Boston Scientific Corp., 2.65%, 10/01/18	10,000,000	10,144,050
Dignity Health, 2.64%, 11/01/19	6,000,000	6,059,988
Express Scripts Holding Co., 2.65%, 02/15/17	15,000,000	15,268,680
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	10,000,000	9,922,500
McKesson Corp., 1.29%, 03/10/17	15,000,000	14,978,130

		63,378,640

Industrial Conglomerates 0.2%
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 05/01/20	5,000,000	4,978,185

Insurance 1.2%
Metropolitan Life Global Funding I, 1.50%, 01/10/18 (a)(d)	5,000,000	4,990,685
2.30%, 04/10/19 (a)	7,000,000	7,043,547
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19 (a)	11,500,000	11,580,362

		23,614,594

Media 0.9%
Cox Communications, Inc., 5.88%, 12/01/16 (a)	5,000,000	5,306,660
NBCUniversal Enterprise, Inc., 0.96%, 04/15/18 (a)(b)	10,000,000	10,045,410
TCI Communications, Inc., 8.75%, 08/01/15	2,000,000	2,012,530
Viacom, Inc., 4.25%, 09/15/15	1,140,000	1,148,405

		18,513,005

Metals & Mining 4.0%
Freeport-McMoRan Copper & Gold, Inc., 2.38%, 03/15/18	10,145,000	10,067,340
Series WI, 3.10%, 03/15/20 (d)	10,000,000	9,859,230
Glencore Funding LLC, 1.44%, 05/27/16 (a)(b)	17,000,000	17,045,016
1.70%, 05/27/16 (a)	5,000,000	5,005,620
2.50%, 01/15/19 (a)	5,000,000	4,943,895
Kinross Gold Corp., 3.63%, 09/01/16	10,000,000	10,026,960
Teck Resources Ltd., 2.50%, 02/01/18	9,000,000	8,803,080

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Xstrata Canada Financial Corp., 3.60%, 01/15/17 (a)	$5,000,000	$5,132,120
Xstrata Finance Canada Ltd., 2.05%, 10/23/15 (a)	10,000,000	10,025,610

		80,908,871

Oil, Gas & Consumable Fuels 7.5%
Atwood Oceanics, Inc., 6.50%, 02/01/20	3,000,000	2,895,000
BG Energy Capital PLC, 2.88%, 10/15/16 (a)	5,000,000	5,102,630
BP Capital Markets PLC, 3.20%, 03/11/16	10,000,000	10,162,730
1.38%, 11/06/17 (d)	5,000,000	4,996,575
0.91%, 09/26/18 (b)	10,000,000	10,024,710
Canadian Natural Resources Ltd., 0.66%, 03/30/16 (b)	10,000,000	9,981,910
Murphy Oil Corp., 2.50%, 12/01/17	34,500,000	34,435,830
Nexen, Inc., 5.65%, 05/15/17	2,000,000	2,126,986
Petrobras Global Finance BV, 1.90%, 05/20/16 (b)(d)	5,000,000	4,925,950
Petrobras International Finance Co., 3.88%, 01/27/16	5,000,000	5,021,350
Rowan Cos., Inc., 5.00%, 09/01/17	32,775,000	33,819,506
Transocean, Inc., 3.00%, 10/15/17	21,500,000	20,855,000
7.38%, 04/15/18 (d)	6,483,000	6,709,905
WPX Energy, Inc., 5.25%, 01/15/17 (d)	905,000	925,363

		151,983,445

Pharmaceuticals 1.4%
AbbVie, Inc., 2.50%, 05/14/20	8,000,000	7,917,928
Actavis Funding SCS, 3.00%, 03/12/20	2,000,000	2,004,536
3.45%, 03/15/22	10,000,000	9,905,280
Forest Laboratories, Inc., 4.88%, 02/15/21 (a)	2,000,000	2,168,432
Hospira, Inc., 6.05%, 03/30/17	5,856,000	6,300,810

		28,296,986

Real Estate Investment Trusts (REITs) 1.7%
CommonWealth REIT, 6.25%, 06/15/17	3,500,000	3,692,178
Highwoods Realty LP, 5.85%, 03/15/17	5,200,000	5,551,468

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 11/05/19 (a)	$8,000,000	$7,971,520
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 09/15/17 (a)	10,000,000	10,027,890
2.70%, 09/17/19 (a)	7,000,000	7,010,311

		34,253,367

Real Estate Management & Development 0.5%
ProLogis LP, 2.75%, 02/15/19	10,000,000	10,144,220

Road & Rail 1.6%
Burlington Northern Santa Fe LLC, 6.88%, 02/15/16	8,210,000	8,519,517
ERAC USA Finance LLC, 5.90%, 11/15/15 (a)	1,780,000	1,812,533
1.40%, 04/15/16 (a)	2,065,000	2,068,538
2.75%, 03/15/17 (a)	3,000,000	3,073,119
6.38%, 10/15/17 (a)	1,505,000	1,654,392
Federal Express Corp. 1993 Pass Through Trust, Series C2, 7.96%, 03/28/17	415,388	449,658
Federal Express Corp. 1998 Pass Through Trust, Series 981B, 6.85%, 01/15/19	5,722,131	6,280,038
Series 981A, 6.72%, 01/15/22	614,163	710,156
FedEx Corp., 8.00%, 01/15/19	2,974,000	3,555,078
Union Pacific Railroad Co. 2000 Pass Through Trust, Series 00-1, 8.00%, 01/10/21	4,416,694	5,017,410

		33,140,439

Specialty Retail 0.3%
L Brands, Inc., 6.90%, 07/15/17	5,000,000	5,450,000

Technology Hardware, Storage & Peripherals 0.1%
Hewlett-Packard Co., 2.20%, 12/01/15	2,000,000	2,010,760

Thrifts & Mortgage Finance 0.5%
Santander Holdings USA, Inc., 4.63%, 04/19/16	9,000,000	9,224,379

Wireless Telecommunication Services 0.4%
T-Mobile USA, Inc., 5.25%, 09/01/18 (d)	8,000,000	8,220,000

Total Corporate Bonds (cost $1,311,904,713)		1,309,463,983

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

Municipal Bond 0.4%

	Principal Amount	Market Value

New Jersey 0.4%
New Jersey Transportation Trust Fund Authority, RB, Series B, 1.76%, 12/15/18	$8,000,000	$7,852,400

Total Municipal Bond (cost $8,000,000)		7,852,400

U.S. Government Mortgage Backed Agencies 0.2%
Federal Home Loan Mortgage Corp. Non Gold Pool Pool# 1Q0648 2.17%, 06/01/37 (b)	1,667,580	1,772,439
Pool# 1B3601 2.54%, 10/01/37 (b)	528,664	557,672
Federal National Mortgage Association Pool Pool# 747271 2.51%, 07/01/34 (b)	1,578,761	1,705,536
Pool# 886345 6.41%, 08/01/36 (b)	169,018	177,026
Pool# 893776 5.96%, 09/01/36 (b)	313,573	335,095
Pool# 949691 5.88%, 09/01/37 (b)	259,800	268,093

Total U.S. Government Mortgage Backed Agencies (cost $4,639,450)		4,815,861

U.S. Government Sponsored & Agency Obligation 0.2%
New Valley Generation II Pass Through Trust 5.57%, 05/01/20	3,051,367	3,394,646

Total U.S. Government Sponsored & Agency Obligation (cost $3,250,345)		3,394,646

U.S. Treasury Notes 4.3%
U.S. Treasury Inflation Indexed Notes 0.13%, 04/15/16 (e)	18,750,000	20,192,157
0.13%, 04/15/17 (d)(e)	18,500,000	19,533,238
U.S. Treasury Notes 0.38%, 05/31/16 (d)	13,000,000	13,009,139
0.50%, 04/30/17 (d)	15,000,000	14,975,385
0.63%, 05/31/17	20,000,000	19,996,880

Total U.S. Treasury Notes (cost $87,856,338)		87,706,799

Yankee Dollars 2.2%
Chemicals 0.2%
Agrium, Inc., 7.70%, 02/01/17	3,647,000	3,957,954

Yankee Dollars (continued)

	Principal Amount	Market Value

Industrial Conglomerates 0.3%
Tyco International Finance SA, 3.38%, 10/15/15	$6,762,000	$6,806,467

Metals & Mining 1.1%
Glencore Canada Corp., 5.50%, 06/15/17	8,000,000	8,476,272
Teck Resources Ltd. 5.38%, 10/01/15	8,820,000	8,898,313
3.85%, 08/15/17	4,725,000	4,872,358

		22,246,943

Oil, Gas & Consumable Fuels 0.6%
Noble Holding International Ltd., 3.45%, 08/01/15	11,000,000	11,011,187

Total Yankee Dollars (cost $44,128,761)		44,022,551

Repurchase Agreements 0.2%
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (f)(g)	1,000,000	1,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $3,482,618, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $3,552,255. (f)(g)	3,482,603	3,482,603

Total Repurchase Agreements (cost $4,482,603)		4,482,603

Total Investments (cost $2,001,801,118) (h) — 98.6%		1,994,293,465
Other assets in excess of liabilities — 1.4%		27,608,809

NET ASSETS — 100.0%		$2,021,902,274

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $610,727,210 which represents 30.21% of net assets.

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund (Continued)

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2015.

(d)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $76,664,108, which was collateralized by repurchase agreements with a total value of $4,482,603 and $74,189,426 of collateral in the form of U.S. Government Treasury and Agency securities, interest rates ranging from 0.00% - 31.06%, and maturity dates ranging from 07/02/15 - 05/20/65, a total value of $78,672,029.

(e)	Principal amounts are not adjusted for inflation.

(f)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $4,482,603.

(g)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

AG	Stock Corporation

BV	Private Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund
Assets:
Investments, at value* (cost $1,997,318,515)	$1,989,810,862
Repurchase agreements, at value (cost $4,482,603)	4,482,603

Total Investments, at value (total cost $2,001,801,118)	1,994,293,465

Cash	46,003,945
Interest receivable	11,667,711
Security lending income receivable	18,915
Receivable for investments sold	135,214
Receivable for capital shares issued	207,259
Prepaid expenses	43,673

Total Assets	2,052,370,182

Liabilities:
Payable for investments purchased	23,974,363
Payable for capital shares redeemed	1,278,949
Payable upon return of securities loaned (Note 2)	4,482,603
Accrued expenses and other payables:
Investment advisory fees	569,739
Fund administration fees	52,171
Distribution fees	30,705
Administrative servicing fees	22,115
Accounting and transfer agent fees	1,561
Custodian fees	20,990
Compliance program costs (Note 3)	2,211
Professional fees	27,502
Printing fees	4,794
Other	205

Total Liabilities	30,467,908

Net Assets	$2,021,902,274

Represented by:
Capital	$2,014,419,443
Accumulated undistributed net investment income	23,076,483
Accumulated net realized losses from investments	(8,085,999)
Net unrealized appreciation/(depreciation) from investments	(7,507,653)

Net Assets	$2,021,902,274

*	Includes value of securities on loan of $76,664,108 (Note 2).

13

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund
Net Assets:
Class I Shares	$26,672,755
Class II Shares	150,476,669
Class Y Shares	1,844,752,850

Total	$2,021,902,274

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,540,328
Class II Shares	14,408,562
Class Y Shares	175,667,036

Total	192,615,926

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.50
Class II Shares	$10.44
Class Y Shares	$10.50

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$24,949,966
Income from securities lending (Note 2)	103,945

Total Income	25,053,911

EXPENSES:
Investment advisory fees	4,527,237
Fund administration fees	384,777
Distribution fees Class II Shares	177,365
Administrative servicing fees Class I Shares	20,471
Administrative servicing fees Class II Shares	111,824
Professional fees	69,044
Printing fees	9,188
Trustee fees	36,299
Custodian fees	55,518
Accounting and transfer agent fees	7,735
Compliance program costs (Note 3)	5,326
Other	39,534

Total Expenses	5,444,318

NET INVESTMENT INCOME	19,609,593

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,513,422
Net change in unrealized appreciation/(depreciation) from investments	5,519,003

Net realized/unrealized gains from investments	9,032,425

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,642,018

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$19,609,593	$35,789,268
Net realized gains from investments	3,513,422	2,025,917
Net change in unrealized appreciation/(depreciation) from investments	5,519,003	(19,512,492)

Change in net assets resulting from operations	28,642,018	18,302,693

Distributions to Shareholders From:
Net investment income:
Class I	–	(296,642)
Class II	–	(1,327,748)
Class Y	–	(38,129,567)

Change in net assets from shareholder distributions	–	(39,753,957)

Change in net assets from capital transactions	(1,069,355,661)	917,003,707

Change in net assets	(1,040,713,643)	895,552,443

Net Assets:
Beginning of period	3,062,615,917	2,167,063,474

End of period	$2,021,902,274	$3,062,615,917

Accumulated undistributed net investment income at end of period	$23,076,483	$3,466,890

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$16,965,634	$2,955,619
Dividends reinvested	–	296,642
Cost of shares redeemed	(16,294,343)	(13,352,460)

Total Class I Shares	671,291	(10,100,199)

Class II Shares
Proceeds from shares issued	24,808,379	48,936,326
Dividends reinvested	–	1,327,748
Cost of shares redeemed	(13,944,381)	(31,124,705)

Total Class II Shares	10,863,998	19,139,369

Class Y Shares
Proceeds from shares issued	66,305,066	1,082,095,175
Dividends reinvested	–	38,129,567
Cost of shares redeemed	(1,147,196,016)	(212,260,205)

Total Class Y Shares	(1,080,890,950)	907,964,537

Change in net assets from capital transactions	$(1,069,355,661)	$917,003,707

16

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	1,619,084	280,909
Reinvested	–	28,513
Redeemed	(1,552,763)	(1,266,616)

Total Class I Shares	66,321	(957,194)

Class II Shares
Issued	2,380,480	4,668,419
Reinvested	–	128,128
Redeemed	(1,339,818)	(2,968,993)

Total Class II Shares	1,040,662	1,827,554

Class Y Shares
Issued	6,337,754	102,724,879
Reinvested	–	3,666,105
Redeemed	(109,287,742)	(20,160,680)

Total Class Y Shares	(102,949,988)	86,230,304

Total change in shares	(101,843,005)	87,100,664

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.41	0.07	0.02	0.09	–	–	–	–	$10.50	0.86%	$26,672,755	0.53%	1.39%	0.53%	12.05%
Year Ended December 31, 2014 (d)	$10.45	0.13	(0.05)	0.08	(0.12)	–	(0.12)	–	$10.41	0.77%	$25,748,537	0.53%	1.22%	0.53%	34.32%
Year Ended December 31, 2013 (d)	$10.56	0.14	(0.10)	0.04	(0.14)	(0.01)	(0.15)	–	$10.45	0.33%	$35,866,975	0.54%	1.36%	0.54%	40.88%
Year Ended December 31, 2012 (d)	$10.34	0.17	0.23	0.40	(0.18)	–	(0.18)	–	$10.56	3.83%	$29,144,698	0.55%	1.56%	0.55%	42.18%
Year Ended December 31, 2011 (d)	$10.38	0.18	(0.03)	0.15	(0.19)	–	(0.19)	–	$10.34	1.45%	$5,436,533	0.55%	1.71%	0.55%	57.05%
Year Ended December 31, 2010 (d)	$10.29	0.16	0.12	0.28	(0.17)	(0.02)	(0.19)	–	$10.38	2.68%	$5,565,250	0.57%	1.56%	0.57%	43.59%

Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.37	0.06	0.01	0.07	–	–	–	–	$10.44	0.68%	$150,476,669	0.79%	1.12%	0.79%	12.05%
Year Ended December 31, 2014 (d)	$10.42	0.10	(0.05)	0.05	(0.10)	–	(0.10)	–	$10.37	0.49%	$138,578,470	0.78%	0.96%	0.78%	34.32%
Year Ended December 31, 2013 (d)	$10.53	0.12	(0.11)	0.01	(0.11)	(0.01)	(0.12)	–	$10.42	0.11%	$120,240,147	0.79%	1.12%	0.79%	40.88%
Year Ended December 31, 2012 (d)	$10.31	0.15	0.21	0.36	(0.14)	–	(0.14)	–	$10.53	3.52%	$99,432,317	0.80%	1.40%	0.80%	42.18%
Year Ended December 31, 2011 (d)	$10.34	0.15	(0.02)	0.13	(0.16)	–	(0.16)	–	$10.31	1.30%	$91,686,274	0.80%	1.46%	0.80%	57.05%
Year Ended December 31, 2010 (d)	$10.25	0.14	0.11	0.25	(0.14)	(0.02)	(0.16)	–	$10.34	2.42%	$100,026,945	0.82%	1.33%	0.82%	43.59%

Class Y Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$10.40	0.08	0.02	0.10	–	–	–	–	$10.50	0.96%	$1,844,752,850	0.39%	1.49%	0.39%	12.05%
Year Ended December 31, 2014 (d)	$10.45	0.14	(0.05)	0.09	(0.14)	–	(0.14)	–	$10.40	0.87%	$2,898,288,910	0.38%	1.35%	0.38%	34.32%
Year Ended December 31, 2013 (d)	$10.56	0.16	(0.11)	0.05	(0.15)	(0.01)	(0.16)	–	$10.45	0.46%	$2,010,956,352	0.39%	1.51%	0.39%	40.88%
Year Ended December 31, 2012 (d)	$10.33	0.19	0.22	0.41	(0.18)	–	(0.18)	–	$10.56	4.02%	$1,342,110,761	0.40%	1.78%	0.40%	42.18%
Year Ended December 31, 2011 (d)	$10.36	0.19	(0.01)	0.18	(0.21)	–	(0.21)	–	$10.33	1.70%	$991,530,300	0.40%	1.87%	0.40%	57.05%
Year Ended December 31, 2010 (d)	$10.28	0.18	0.10	0.28	(0.18)	(0.02)	(0.20)	–	$10.36	2.73%	$637,718,772	0.42%	1.72%	0.42%	43.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds, NVIT Investor Destinations Funds, and NVIT Flexible Fixed Income Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 2 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $4,482,603, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50%-12.50%, maturing 09/20/15-06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Goldman Sachs & Co.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
Societe Generale	3,482,603	—	3,482,603	(3,482,603)	—
Total	$4,482,603	$—	$4,482,603	$(4,482,603)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.34%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $1,078,230 during the six months ended June 30, 2015.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $384,777 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $5,326.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $132,295.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.14% and 0.16% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $315,400,839 and sales of $1,348,898,223 (excluding short-term securities).

For the six months ended June 30, 2015, the Fund had purchases of $59,905,670 and sales of $288,606,146 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,001,801,118	$6,859,465	$(14,367,118)	$(7,507,653)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

26

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

27

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

28

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

30

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

31

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

34

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

35

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

36

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

37

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

39

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

40

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

41

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund

SAR-CPB 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	30.1%
U.S. Government Mortgage Backed Agencies	30.1%
U.S. Treasury Notes	17.2%
U.S. Government Sponsored & Agency Obligations	8.9%
Commercial Mortgage Backed Securities	7.6%
Sovereign Bonds	5.7%
U.S. Treasury Bonds	5.0%
Asset-Backed Securities	3.2%
Mutual Fund	1.1%
Liabilities in excess of other assets††	(8.9)%
100.0%

Top Industries†††

Banks	4.0%
Diversified Telecommunication Services	3.5%
Capital Markets	2.3%
Gas Utilities	1.9%
Oil, Gas & Consumable Fuels	1.7%
Pharmaceuticals	1.5%
Health Care Providers & Services	1.4%
Food Products	1.4%
Tobacco	1.0%
Media	0.9%
Other Industries	80.4%
100.0%

Top Holdings†††

U.S. Treasury Notes, 3.63%, 08/15/19	4.4%
Federal National Mortgage Association Pool TBA, 4.00%, 07/25/45	3.7%
U.S. Treasury Notes, 0.25%, 12/31/15	3.2%
U.S. Treasury Notes, 0.63%, 08/15/16	2.8%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/26	2.2%
U.S. Treasury Notes, 0.38%, 01/31/16	1.7%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 07/15/45	1.7%
U.S. Treasury Notes, 2.75%, 02/15/24	1.5%
U.S. Treasury Notes, 2.13%, 12/31/21	1.3%
New Zealand Government Bond, 5.50%, 04/15/23	1.2%
Other Holdings	76.3%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,000.90	3.18	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.62	3.21	0.64
Class II Shares	Actual	(a)	1,000.00	1,000.00	4.41	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.38	4.46	0.89
Class Y Shares	Actual	(a)	1,000.00	1,000.90	2.43	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.36	2.46	0.49
(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund

Asset-Backed Securities 3.2%

	Principal Amount	Market Value

Home Equity 0.8%
Accredited Mortgage Loan Trust, Series 2005-4, Class A2D, 0.51%, 12/25/35 (a)	$1,212,785	$1,153,002
Asset Backed Securities Corp. Home Equity, Series 2006-HE1, Class A3, 0.39%, 01/25/36 (a)	2,792,544	2,663,693
JP Morgan Mortgage Acquisition Trust, Series 2006-CW1, Class A4, 0.34%, 05/25/36 (a)	280,333	277,577
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 0.47%, 02/25/36 (a)	7,480,000	6,824,213
Residential Asset Securities Corp., Series 2004-KS5, Class MII1, 0.97%, 06/25/34 (a)	1,163,587	949,235
Soundview Home Loan Trust, Series 2007-1, Class 2A3, 0.36%, 03/25/37 (a)	1,547,908	1,428,844
Structured Asset Securities Corp., Series 2006-NC1, Class A4, 0.34%, 05/25/36 (a)	1,662,424	1,592,875

		14,889,439

Other 2.4%
Carrington Mortgage Loan Trust Series 2005-OPT2, Class M4, 1.16%, 05/25/35 (a)	3,954,000	3,505,344
Series 2006-NC1, Class A4, 0.50%, 01/25/36 (a)	6,000,000	4,944,210
Series 2006-RFC1, Class A3, 0.34%, 05/25/36 (a)	1,858,664	1,788,726
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1, Class M2, 0.56%, 01/25/36 (a)	1,410,000	1,272,766
GSAMP Trust, Series 2006-HE1, Class M1, 0.58%, 01/25/36 (a)	1,860,000	1,537,232
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2, 0.58%, 01/25/36 (a)	2,000,000	1,578,340
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1, 0.29%, 03/25/47 (a)	1,190,749	739,940

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Park Place Securities, Inc. Series 2004-WHQ2, Class M3, 1.22%, 02/25/35 (a)	$3,080,000	$2,992,870
Series 2004-WWF1, Class M4, 1.84%, 12/25/34 (a)	5,460,000	5,191,335

Popular ABS Mortgage Pass-Through Trust, Series 2005-4, Class M1, 0.64%, 09/25/35 (a)	4,779,000	4,048,210

Residential Asset Mortgage Products, Inc. Series 2003-RS2, Class AII, 0.87%, 03/25/33 (a)	1,359,133	1,209,996
Series 2006-RZ1, Class M1, 0.59%, 03/25/36 (a)	2,700,000	2,436,353
Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 0.86%, 06/25/35 (a)	3,640,000	3,197,252

Structured Asset Investment Loan Trust Series 2004-6, Class A3, 0.99%, 07/25/34 (a)	2,632,976	2,479,910
Series 2004-8, Class M1, 1.09%, 09/25/34 (a)	1,845,404	1,764,834
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-WF4, Class M4, 0.77%, 11/25/35 (a)	5,800,000	4,908,430
Series 2006-AM1, Class A4, 0.35%, 04/25/36 (a)	757,990	715,939

		44,311,687

Total Asset-Backed Securities (cost $52,858,020)		59,201,126

Commercial Mortgage Backed Securities 7.6%

Banc of America Commercial Mortgage, Inc. Series 2006-3, Class A4, 5.89%, 07/10/44 (a)	1,017,055	1,047,544
Series 2006-5, Class A4, 5.41%, 09/10/47	5,450,000	5,603,319
Series 2006-6, Class A4, 5.36%, 10/10/45	4,675,000	4,786,733
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class A4, 5.33%, 02/11/44	1,734,963	1,825,030
Series 2007-PW17, Class A4, 5.69%, 06/11/50 (a)	2,467,000	2,629,825

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	$4,770,000	$4,970,063
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.48%, 04/15/47 (a)	2,577,230	2,722,706
COMM Mortgage Trust Series 2014-CR17, Class XA, IO, 1.36%, 05/10/47 (a)	34,609,469	2,427,750
Series 2015-LC21, Class A4, 3.71%, 07/10/48	2,160,000	2,214,499

Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.24%, 12/10/49 (a)	2,881,920	3,052,749
Commercial Mortgage Pass Through Certificates Series 2013-CR12, Class XA, IO, 1.58%, 10/10/46 (a)	20,777,986	1,636,516
Series 2013-CR6, Class XB, IO, 0.77%, 03/10/46 (a)	33,000,000	1,367,784
Series 2013-LC6, Class XB, IO, 0.50%, 01/10/46 (a)(b)	30,500,000	847,900
Series 2014-CR16, Class XA, IO, 1.42%, 04/10/47 (a)	46,501,248	3,248,531

Series 2014-UBS3, Class XA, IO, 1.51%, 06/10/47 (a)	27,253,337	2,202,151
Series 2014-UBS6, Class XA, IO, 1.23%, 12/10/47 (a)	20,988,087	1,436,676
Credit Suisse Commercial Mortgage Trust Series 2006-C5, Class A3, 5.31%, 12/15/39	4,641,426	4,798,515
Series 2007-C5, Class A4, 5.69%, 09/15/40 (a)	4,120,000	4,371,712
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3, 6.00%, 06/15/38 (a)	1,669,228	1,704,794
Series 2006-C4, Class A3, 5.47%, 09/15/39	813,289	840,097
Series 2007-C1, Class A3, 5.38%, 02/15/40	182,966	191,451
Series 2007-C2, Class A3, 5.54%, 01/15/49 (a)	650,000	685,586
Series 2007-C3, Class A4, 5.89%, 06/15/39 (a)	1,836,092	1,935,343
Series 2007-C4, Class A4, 6.15%, 09/15/39 (a)	1,328,513	1,411,831

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Csail Commercial Mortgage Trust, Series 2015-C2, Class XA, IO, 1.05%, 06/15/57 (a)	$39,965,601	$2,481,944
CW Capital Cobalt Ltd.
Series 2006-C1, Class A4, 5.22%, 08/15/48	1,575,224	1,638,322
Series 2007-C3, Class A4, 5.96%, 05/15/46 (a)	1,958,305	2,089,970
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4, 5.74%, 12/10/49	6,825,000	7,243,195
Series 2007-GG9, Class A4, 5.44%, 03/10/39	4,047,697	4,255,501

GS Mortgage Securities Corp. II Series 2006-GG8, Class A4, 5.56%, 11/10/39	586,708	608,252
Series 2007-GG10, Class A4, 5.99%, 08/10/45 (a)	5,791,180	6,180,087
Series 2012-GC6, Class XA, IO, 2.28%, 01/10/45 (a)(b)	13,156,296	1,297,921
Series 2015-GC30, Class XA, IO, 1.06%, 05/10/50 (a)	48,971,948	3,068,533
GS Mortgage Securities Trust Series 2014-GC18, Class XA, IO, 1.29%, 01/10/47 (a)	39,607,221	2,850,215
Series 2014-GC26, Class XA, IO, 1.26%, 11/10/47 (a)	36,246,396	2,732,326
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4, 5.81%, 06/12/43 (a)	1,265,658	1,300,093
Series 2006-CB17, Class A4, 5.43%, 12/12/43	2,253,607	2,341,096
Series 2007-CB19, Class A4, 5.88%, 02/12/49 (a)	4,827,290	5,122,228
Series 2007-LD11, Class A4, 5.96%, 06/15/49 (a)	2,000,000	2,117,614
Series 2007-LD12, Class A4, 5.88%, 02/15/51 (a)	3,515,000	3,737,682
Series 2007-LDPX, Class A3, 5.42%, 01/15/49	3,860,534	4,039,169
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.42%, 02/15/40	477,926	501,412
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3, 5.17%, 12/12/49	1,566,086	1,627,560
Series 2007-5, Class A4, 5.38%, 08/12/48	1,836,018	1,913,681

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Merrill Lynch/Countrywide Commercial Mortgage Trust (continued)
Series 2007-7, Class A4, 5.81%, 06/12/50 (a)	$3,367,247	$3,586,259
Series 2007-8, Class A3, 6.08%, 08/12/49 (a)	250,000	268,356
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class XA, IO, 1.40%, 06/15/47 (a)	34,732,233	2,501,381
Morgan Stanley Capital I, Series 2007-IQ14, Class A2, 5.61%, 04/15/49	378,894	382,419
Morgan Stanley Capital I, Inc., Series 2015-MS1, Class A4, 3.78%, 05/15/48	4,550,000	4,686,343

UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA, IO, 2.28%, 08/10/49 (a)(b)	21,417,902	2,167,342
Series 2012-C4, Class XA, IO, 1.98%, 12/10/45 (a)(b)	13,876,246	1,323,419
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A4, 5.42%, 01/15/45 (a)	219,125	220,296
Series 2007-C32, Class A3, 5.90%, 06/15/49 (a)	3,560,000	3,764,195
Wells Fargo Commercial Mortgage Trust Series 2014-LC16, Class XA, IO, 1.64%, 08/15/50 (a)	26,718,766	2,195,428
Series 2015-C29, Class A4, 3.64%, 06/15/48	2,890,000	2,946,142
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA, IO, 1.62%, 03/15/45 (a)(b)	30,337,210	2,022,946
Series 2014-LC14, Class XA, IO, 1.61%, 03/15/47 (a)	28,614,729	2,270,722

Total Commercial Mortgage Backed Securities (cost $143,603,735)		143,441,154

Corporate Bonds 30.1%
Aerospace & Defense 0.3%
L-3 Communications Corp., 3.95%, 11/15/16	4,580,000	4,728,992

Corporate Bonds (continued)

	Principal Amount	Market Value

Airlines 0.0%†
UAL Pass Through Trust, Series 2007-1, 6.64%, 07/02/22	$56,446	$60,539

Auto Components 0.0%†
Goodyear Tire & Rubber Co. (The), 6.50%, 03/01/21	455,000	481,731
ZF North America Capital, Inc., 4.00%, 04/29/20 (b)	195,000	194,756

		676,487

Automobiles 0.0%†
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 06/15/21	365,000	397,850

Banks 4.4%
Bank of America Corp., 4.00%, 01/22/25	3,925,000	3,824,104
Series L, 3.95%, 04/21/25	4,230,000	4,074,294
4.25%, 10/22/26	6,050,000	5,926,598
Barclays PLC, 2.00%, 03/16/18	8,000,000	7,982,456
BNP Paribas SA, 1.25%, 12/12/16	5,600,000	5,614,336

CIT Group, Inc., 5.00%, 05/15/17	140,000	144,368
4.25%, 08/15/17	70,000	71,050
5.25%, 03/15/18	215,000	222,256
6.63%, 04/01/18 (b)	260,000	275,925
5.50%, 02/15/19 (b)	420,000	437,850
Citigroup, Inc., 1.35%, 03/10/17	5,385,000	5,382,765
Series M, 6.30%, 05/15/24 (c)	4,850,000	4,734,812
5.30%, 05/06/44	2,125,000	2,163,312
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (b)	5,000,000	4,813,365
International Bank of Azerbaijan OJSC, 5.63%, 06/11/19	200,000	193,420
JPMorgan Chase & Co., 1.35%, 02/15/17	8,490,000	8,497,412
Series V, 5.00%, 07/01/19 (c)	8,130,000	7,957,237
4.13%, 12/15/26	3,485,000	3,426,717
4.95%, 06/01/45	4,775,000	4,641,615
MUFG Union Bank NA, 2.25%, 05/06/19	3,590,000	3,592,980
Russian Agricultural Bank OJSC Via RSHB Capital SA, Reg. S, 6.30%, 05/15/17	150,000	150,750
TC Ziraat Bankasi AS, 4.25%, 07/03/19 (b)	332,000	331,502

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Vnesheconombank Via VEB Finance PLC, Reg. S, 6.90%, 07/09/20	$200,000	$194,000
Wells Fargo & Co., Series S, 5.90%, 06/15/24 (c)	7,160,000	7,177,900

		81,831,024

Beverages 0.3%
Constellation Brands, Inc., 6.00%, 05/01/22	445,000	485,148
4.75%, 11/15/24	190,000	190,475
Suntory Holdings Ltd., 2.55%, 09/29/19 (b)	5,325,000	5,347,956

		6,023,579

Biotechnology 0.2%
Amgen, Inc., 2.20%, 05/22/19	4,055,000	4,043,464

Building Products 0.0%†
USG Corp., 7.88%, 03/30/20 (b)	120,000	128,400
5.50%, 03/01/25 (b)	50,000	49,813

		178,213

Capital Markets 2.5%
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25 (b)	200,000	190,437
Goldman Sachs Group, Inc. (The), Series L, 5.70%, 05/10/19 (c)	7,280,000	7,306,208
3.50%, 01/23/25	4,500,000	4,364,073
4.80%, 07/08/44	2,005,000	1,979,200
5.15%, 05/22/45	10,000,000	9,647,280
Morgan Stanley, 1.88%, 01/05/18	6,000,000	6,015,918
2.13%, 04/25/18	6,320,000	6,362,710
Series H, 5.45%, 07/15/19 (c)	7,670,000	7,612,475
4.35%, 09/08/26	3,910,000	3,831,331

		47,309,632

Chemicals 0.3%
Ashland, Inc., 3.88%, 04/15/18	155,000	159,262
Celanese US Holdings LLC, 5.88%, 06/15/21	140,000	149,800
Dow Chemical Co. (The), 4.63%, 10/01/44	3,980,000	3,714,988
Huntsman International LLC,
4.88%, 11/15/20	145,000	144,638
8.63%, 03/15/21	210,000	221,008
5.13%, 11/15/22 (b)	405,000	398,925

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Momentive Performance Materials, Inc.,
8.88%, 10/15/20 (d)	$70,000	$0
3.88%, 10/24/21	70,000	62,825
NOVA Chemicals Corp.,
5.00%, 05/01/25 (b)	330,000	331,237

		5,182,683

Commercial Services & Supplies 0.1%
RR Donnelley & Sons Co.,
8.25%, 03/15/19	400,000	458,000
7.00%, 02/15/22	100,000	107,500
ServiceMaster Co. LLC (The),
7.00%, 08/15/20	485,000	512,281

		1,077,781

Communications Equipment 0.0%†
CommScope Technologies Finance LLC,
6.00%, 06/15/25 (b)	145,000	144,456
CommScope, Inc.,
5.00%, 06/15/21 (b)	190,000	185,250
5.50%, 06/15/24 (b)	60,000	58,350

		388,056

Construction & Engineering 0.0%†
AECOM Technology Corp.,
5.88%, 10/15/24 (b)	60,000	60,825

Construction Materials 0.0%†
Cemex SAB de CV,
7.25%, 01/15/21 (b)	200,000	211,040
Vulcan Materials Co.,
7.50%, 06/15/21	185,000	212,750

		423,790

Consumer Finance 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
3.75%, 05/15/19 (b)	190,000	187,862
4.50%, 05/15/21 (b)	160,000	160,800
Air Lease Corp.,
3.38%, 01/15/19	2,330,000	2,373,687
3.88%, 04/01/21	2,700,000	2,727,000
Aircastle Ltd.,
4.63%, 12/15/18	588,000	605,640
Ally Financial, Inc.,
8.00%, 03/15/20	1,155,000	1,360,013
7.50%, 09/15/20	240,000	279,600
8.00%, 11/01/31	225,000	286,875

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
International Lease Finance Corp.,
8.88%, 09/01/17	$400,000	$447,000
6.25%, 05/15/19	275,000	297,344
4.63%, 04/15/21	185,000	186,850
5.88%, 08/15/22	820,000	885,600
Navient Corp.,
5.88%, 03/25/21	135,000	134,915
SLM Corp.,
4.88%, 06/17/19	770,000	762,300
6.13%, 03/25/24	195,000	186,713

		10,882,199

Containers & Packaging 0.2%
Ball Corp.,
5.00%, 03/15/22	130,000	130,325
Berry Plastics Corp.,
5.50%, 05/15/22	1,230,000	1,234,612
Owens-Brockway Glass Container, Inc.,
5.00%, 01/15/22 (b)	90,000	88,875
5.38%, 01/15/25 (b)	140,000	136,850
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
5.75%, 10/15/20	1,375,000	1,409,375
6.87%, 02/15/21	360,000	375,300
Sealed Air Corp.,
5.50%, 09/15/25 (b)	150,000	151,125

		3,526,462

Distributors 0.1%
AmeriGas Finance LLC/AmeriGas Finance Corp.,
6.75%, 05/20/20	285,000	299,962
7.00%, 05/20/22	657,000	696,420
Ferrellgas LP/Ferrellgas Finance Corp.,
6.75%, 01/15/22	540,000	541,350
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
7.38%, 08/01/21	305,000	325,588
5.75%, 03/01/25	40,000	39,900

		1,903,220

Diversified Financial Services 0.3%
Argos Merger Sub, Inc.,
7.13%, 03/15/23 (b)	680,000	712,300
Corp. Financiera de Desarrollo SA,
5.25%, 07/15/29 (a)(b)	338,000	340,535
General Electric Capital Corp., Series C, 5.25%, 06/15/23 (c)	3,150,000	3,228,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
3.50%, 03/15/17	$345,000	$347,156
4.88%, 03/15/19	410,000	413,075

Nielsen Co. Luxembourg SARL (The), 5.50%, 10/01/21 (b)	195,000	196,950
Rio Oil Finance Trust, 6.25%, 07/06/24 (b)	289,000	283,943

		5,522,709

Diversified Telecommunication Services 3.8%
Altice SA, 7.75%, 05/15/22 (b)	200,000	193,500
AT&T, Inc.,
3.40%, 05/15/25	10,000,000	9,537,080
5.35%, 09/01/40	11,515,000	11,336,713
4.75%, 05/15/46	7,000,000	6,369,818
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.25%, 09/30/22	140,000	137,900
5.13%, 05/01/23 (b)	45,000	43,762
CenturyLink, Inc.,
Series V, 5.63%, 04/01/20	495,000	495,619
Series T, 5.80%, 03/15/22	210,000	200,550
Series W, 6.75%, 12/01/23	65,000	65,203
Embarq Corp.,
8.00%, 06/01/36	165,000	182,935
Frontier Communications Corp.,
9.25%, 07/01/21	100,000	104,750
6.88%, 01/15/25	105,000	87,806
9.00%, 08/15/31	15,000	13,650
Level 3 Financing, Inc.,
8.63%, 07/15/20	545,000	582,441
6.13%, 01/15/21	625,000	655,438
5.38%, 08/15/22	495,000	499,950
Qwest Corp.,
6.75%, 12/01/21	6,560,000	7,240,600
6.88%, 09/15/33	445,000	440,012
SBA Telecommunications, Inc.,
5.75%, 07/15/20	130,000	134,875
Sprint Capital Corp.,
6.90%, 05/01/19	1,030,000	1,050,600
6.88%, 11/15/28	180,000	154,800
8.75%, 03/15/32	115,000	111,838
Telecom Italia SpA,
5.30%, 05/30/24 (b)	200,000	199,250
UPCB Finance V Ltd.,
7.25%, 11/15/21 (b)	162,000	174,960
Verizon Communications, Inc.,
5.15%, 09/15/23	6,415,000	7,023,405
5.05%, 03/15/34	3,830,000	3,855,768

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc., (continued)
4.27%, 01/15/36 (b)	$10,000,000	$9,020,690
6.55%, 09/15/43	3,780,000	4,421,670
5.01%, 08/21/54 2,	272,000	2,084,758
4.67%, 03/15/55 (b)	3,000,000	2,609,862
Virgin Media Finance PLC,
5.25%, 02/15/22	365,000	348,575
6.00%, 10/15/24 (b)	200,000	203,000
Virgin Media Secured Finance PLC,
5.25%, 01/15/21	215,000	226,825
5.38%, 04/15/21 (b)	220,500	227,115
Wind Acquisition Finance SA,
4.75%, 07/15/20 (b)	410,000	403,850
Windstream Corp.,
7.75%, 10/01/21	100,000	91,500

		70,531,068

Electric Utilities 0.9%
Abengoa Transmision Sur SA,
6.88%, 04/30/43 (b)	200,000	221,750
Eskom Holdings SOC Ltd., Reg. S,
6.75%, 08/06/23	250,000	252,520
7.13%, 02/11/25 (b)	200,000	202,356
Exelon Corp.,
3.95%, 06/15/25	5,000,000	5,029,500
Ipalco Enterprises, Inc.,
5.00%, 05/01/18	445,000	469,475
NextEra Energy Capital Holdings, Inc.,
1.59%, 06/01/17	3,820,000	3,828,297
RJS Power Holdings LLC,
5.13%, 07/15/19 (b)	1,410,000	1,381,800
South Carolina Electric & Gas Co.,
5.10%, 06/01/65	4,905,000	4,919,303
Talen Energy Supply LLC,
6.50%, 06/01/25 (b)	110,000	110,000

		16,415,001

Electrical Equipment 0.2%
Energizer Holdings, Inc.,
4.70%, 05/19/21	90,000	91,116
4.70%, 05/24/22	40,000	40,111
Thermo Fisher Scientific, Inc.,
1.30%, 02/01/17	2,735,000	2,730,457

		2,861,684

Corporate Bonds (continued)

	Principal Amount	Market Value

Electronic Equipment & Instruments 0.0%†
Flextronics International Ltd.,
4.63%, 02/15/20	$190,000	$194,275
5.00%, 02/15/23	85,000	86,662

		280,937

Energy Equipment & Services 0.0%†
EDC Finance Ltd., Reg. S,
4.88%, 04/17/20	200,000	174,700

Food & Staples Retailing 0.0%†
Rite Aid Corp.,
8.00%, 08/15/20	489,000	509,783

Food Products 1.5%
Grupo Bimbo SAB de CV,
3.88%, 06/27/24 (b)	6,305,000	6,284,005
4.88%, 06/27/44 (b)	3,935,000	3,652,388
HJ Heinz Co.,
2.80%, 07/02/20 (b)	6,785,000	6,790,279
3.95%, 07/15/25 (b)	3,885,000	3,906,542
5.20%, 07/15/45 (b)	6,070,000	6,220,663
Marfrig Holding Europe BV, Reg. S,
8.38%, 05/09/18	210,000	211,512
Post Holdings, Inc.,
6.00%, 12/15/22 (b)	380,000	365,750

		27,431,139

Gas Utilities 2.1%
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
6.13%, 07/15/22	310,000	329,375
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
6.25%, 04/01/23 (b)	320,000	332,800
DCP Midstream LLC,
5.35%, 03/15/20 (b)	55,000	56,539
4.75%, 09/30/21 (b)	75,000	74,108
8.13%, 08/16/30	40,000	44,786
DCP Midstream Operating LP,
2.50%, 12/01/17	700,000	677,533
5.60%, 04/01/44	75,000	66,892
Energy Transfer Equity LP,
7.50%, 10/15/20	735,000	828,712
Energy Transfer Partners LP,
4.15%, 10/01/20	4,500,000	4,624,920
6.50%, 02/01/42	4,095,000	4,218,452
Enterprise Products Operating LLC,
2.55%, 10/15/19	3,050,000	3,049,125

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (b)	$198,547	$201,525
Kinder Morgan Energy Partners LP,
5.50%, 03/01/44	5,795,000	5,364,350
Kinder Morgan, Inc.,
5.55%, 06/01/45	7,260,000	6,710,309
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
4.50%, 07/15/23	365,000	357,700
4.88%, 12/01/24	135,000	131,962
4.88%, 06/01/25	90,000	87,975
Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22	95,000	101,129
5.50%, 04/15/23	220,000	223,916
Rockies Express Pipeline LLC,
6.85%, 07/15/18 (b)	70,000	74,638
5.63%, 04/15/20 (b)	240,000	245,400
Rose Rock Midstream LP/Rose Rock Finance Corp.,
5.63%, 11/15/23 (b)	110,000	106,425
Sabine Pass Liquefaction LLC,
5.62%, 02/01/21	365,000	372,300
5.75%, 05/15/24	100,000	99,625
5.63%, 03/01/25 (b)	545,000	539,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
4.13%, 11/15/19 (b)	110,000	108,900
4.25%, 11/15/23	260,000	240,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
5.50%, 10/15/19 (b)	40,000	41,500
6.25%, 10/15/22 (b)	250,000	258,750
Williams Partners LP,
3.60%, 03/15/22	9,500,000	9,223,997

		38,793,693

Health Care Providers & Services 1.6%
CHS/Community Health Systems, Inc.,
5.13%, 08/15/18	45,000	46,125
8.00%, 11/15/19	270,000	284,512
7.13%, 07/15/20	215,000	227,793
5.13%, 08/01/21	455,000	463,531
6.88%, 02/01/22	185,000	195,175
DaVita HealthCare Partners, Inc.,
5.13%, 07/15/24	360,000	353,925
5.00%, 05/01/25	305,000	293,562

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Envision Healthcare Corp.,
5.13%, 07/01/22 (b)	$85,000	$85,637
Express Scripts Holding Co.,
2.25%, 06/15/19	5,120,000	5,078,543
Fresenius Medical Care US Finance II, Inc.,
5.63%, 07/31/19 (b)	130,000	140,725
4.13%, 10/15/20 (b)	60,000	60,750
5.88%, 01/31/22 (b)	300,000	318,000
4.75%, 10/15/24 (b)	45,000	44,550
Fresenius Medical Care US Finance, Inc.,
5.75%, 02/15/21 (b)	150,000	159,750
HCA, Inc.,
6.50%, 02/15/20	695,000	776,663
7.50%, 02/15/22	435,000	499,706
5.88%, 03/15/22	160,000	174,000
5.00%, 03/15/24	405,000	412,087
5.38%, 02/01/25	75,000	76,223
Hologic, Inc.,
5.25%, 07/15/22 (b)	225,000	229,781
LifePoint Hospitals, Inc.,
5.50%, 12/01/21	145,000	149,713
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
4.88%, 04/15/20 (b)	300,000	305,265
5.50%, 04/15/25 (b)	500,000	485,000
McKesson Corp.,
1.29%, 03/10/17	3,145,000	3,140,415
Quest Diagnostics, Inc.,
2.50%, 03/30/20	3,735,000	3,705,744
Service Corp. International,
5.38%, 01/15/22	535,000	561,750
Tenet Healthcare Corp.,
6.25%, 11/01/18	315,000	342,169
5.00%, 03/01/19 (b)	225,000	225,000
4.75%, 06/01/20	145,000	147,266
6.00%, 10/01/20	145,000	154,606
4.50%, 04/01/21	120,000	118,800
4.38%, 10/01/21	80,000	78,200
Zimmer Holdings, Inc.,
2.00%, 04/01/18	10,000,000	10,003,580

		29,338,546

Hotels, Restaurants & Leisure 0.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
5.38%, 06/01/24	190,000	192,128

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	$975,000	$992,062
5.38%, 11/01/23	525,000	539,438
Graton Economic Development Authority, 9.63%, 09/01/19 (b)	620,000	668,608
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	215,000	223,320
Isle of Capri Casinos, Inc., 5.88%, 03/15/21	275,000	282,563
McDonald’s Corp., 4.60%, 05/26/45	5,715,000	5,575,594
MGM Resorts International, 7.63%, 01/15/17	155,000	165,269
8.63%, 02/01/19	300,000	339,000
6.63%, 12/15/21	160,000	167,200
6.00%, 03/15/23	145,000	146,812
MTR Gaming Group, Inc., 11.50%, 08/01/19	255,000	271,256
NCL Corp., Ltd., 5.25%, 11/15/19 (b)	455,000	465,806
Pinnacle Entertainment, Inc., 7.50%, 04/15/21	250,000	264,687
6.38%, 08/01/21	515,000	546,544
7.75%, 04/01/22	215,000	235,963
Scientific Games International, Inc., 7.00%, 01/01/22 (b)	745,000	769,213
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (b)	170,000	188,700
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25 (b)	145,000	138,113

		12,172,276

Household Durables 0.1%
DR Horton, Inc., 4.00%, 02/15/20	50,000	49,735
4.38%, 09/15/22	130,000	126,100
5.75%, 08/15/23	170,000	179,775
Lennar Corp., 4.75%, 11/15/22	570,000	560,025
PulteGroup, Inc., 6.00%, 02/15/35	180,000	175,050
Ryland Group, Inc. (The), 5.38%, 10/01/22	285,000	287,850
Standard Pacific Corp., 8.38%, 05/15/18	300,000	342,000
Taylor Morrison Communities, Inc./Monarch Communities Inc, 5.63%, 03/01/24 (b)	35,000	33,687

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables (continued)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 04/15/21 (b)	$290,000	$285,650

		2,039,872

Industrial Conglomerates 0.2%
General Electric Co., 4.50%, 03/11/44	2,920,000	2,965,523

Information Technology Services 0.0%†
First Data Corp., 7.38%, 06/15/19 (b)	400,000	415,800
6.75%, 11/01/20 (b)	146,000	154,304
IHS, Inc., 5.00%, 11/01/22 (b)	345,000	342,844

		912,948

Insurance 0.5%
Allstate Corp. (The), 5.75%, 08/15/53 (a)	6,435,000	6,796,969
Prudential Financial, Inc., 5.20%, 03/15/44 (a)	3,120,000	3,090,360

		9,887,329

Internet & Catalog Retail 0.0%†
IAC/InterActiveCorp., 4.88%, 11/30/18	275,000	283,594
QVC, Inc., 5.45%, 08/15/34	80,000	72,595

		356,189

Machinery 0.0%†
Terex Corp., 6.50%, 04/01/20	215,000	225,213
6.00%, 05/15/21	100,000	100,500

		325,713

Media 1.0%
AMC Networks, Inc., 7.75%, 07/15/21	120,000	129,600
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20 (d)	65,000	0
6.38%, 09/15/20 (b)	65,000	64,561
5.13%, 12/15/21 (b)	251,000	227,940
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/20	415,000	432,637

12

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Clear Channel Worldwide Holdings, Inc., (continued)
6.50%, 11/15/22	$145,000	$148,625
6.50%, 11/15/22	255,000	265,519
DISH DBS Corp., 7.88%, 09/01/19	130,000	144,170
6.75%, 06/01/21	165,000	172,012
5.88%, 07/15/22	125,000	122,500
5.88%, 11/15/24	265,000	254,566
Gannett Co., Inc., 7.13%, 09/01/18	555,000	568,875
5.13%, 10/15/19	460,000	473,800
4.88%, 09/15/21 (b)	25,000	24,812
5.50%, 09/15/24 (b)	35,000	34,650
Grupo Televisa SAB, 5.00%, 05/13/45	1,000,000	954,000
Hughes Satellite Systems Corp., 6.50%, 06/15/19	112,000	121,520
Inmarsat Finance PLC, 4.88%, 05/15/22 (b)	150,000	144,750
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	330,000	326,288
Liberty Interactive LLC, 8.50%, 07/15/29	70,000	75,600
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (b)	225,000	220,500
Numericable Group SA, 4.88%, 05/15/19 (b)	475,000	470,250
6.00%, 05/15/22 (b)	855,000	842,709
Numericable-SFR SAS, 6.25%, 05/15/24 (b)	140,000	137,725
Regal Entertainment Group, 5.75%, 03/15/22	215,000	217,408
Sirius XM Radio, Inc., 4.25%, 05/15/20 (b)	285,000	283,575
5.25%, 08/15/22 (b)	150,000	156,750
Thomson Reuters Corp., 1.30%, 02/23/17	1,980,000	1,975,390
1.65%, 09/29/17	2,710,000	2,709,114
Tribune Media Co., 5.88%, 07/15/22 (b)	400,000	403,000
Univision Communications, Inc., 5.13%, 05/15/23 (b)	640,000	620,800
Viacom, Inc., 2.75%, 12/15/19	5,655,000	5,654,548
WMG Acquisition Corp., 5.63%, 04/15/22 (b)	70,000	70,175

		18,448,369

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.6%
Alcoa, Inc., 6.15%, 08/15/20	$55,000	$59,912
5.40%, 04/15/21	260,000	272,511
5.87%, 02/23/22	135,000	145,125
ArcelorMittal, 5.25%, 02/25/17	290,000	301,237
5.13%, 06/01/20	65,000	65,894
6.00%, 08/05/20	225,000	235,125
6.25%, 03/01/21	140,000	146,650
7.00%, 02/25/22	95,000	102,362
6.13%, 06/01/25	90,000	89,719
7.75%, 10/15/39	95,000	94,525
CONSOL Energy, Inc., 5.88%, 04/15/22	620,000	527,000
Corp. Nacional del Cobre de Chile, Reg. S, 5.63%, 09/21/35	100,000	107,573
Reg. S, 6.15%, 10/24/36	180,000	205,424
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22 (b)	30,000	30,975
Freeport-McMoRan, Inc., 4.55%, 11/14/24	7,690,000	7,165,327
Southern Copper Corp., 3.88%, 04/23/25	200,000	192,628
Steel Dynamics, Inc., 6.13%, 08/15/19	575,000	605,187
5.25%, 04/15/23	280,000	277,900

		10,625,074

Multiline Retail 0.2%
Family Tree Escrow LLC, 5.25%, 03/01/20 (b)	275,000	287,719
5.75%, 03/01/23 (b)	295,000	308,275
Wal-Mart Stores, Inc., 4.00%, 04/11/43	2,665,000	2,542,895
4.30%, 04/22/44	805,000	807,134

		3,946,023

Multi-Utilities & Unregulated Power 0.1%
Calpine Corp., 6.00%, 01/15/22 (b)	715,000	756,112
5.88%, 01/15/24 (b)	30,000	31,725
Dynegy, Inc., 6.75%, 11/01/19 (b)	265,000	275,733
Empresa Electrica Angamos SA, 4.88%, 05/25/29 (b)	200,000	196,690
NRG Energy, Inc., 7.63%, 01/15/18	60,000	65,775
7.88%, 05/15/21	645,000	686,925
6.25%, 07/15/22	235,000	238,525

		2,251,485

13

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 1.9%
Anadarko Petroleum Corp., 5.95%, 09/15/16	$3,815,000	$4,024,497
4.50%, 07/15/44	3,070,000	2,821,483
Antero Resources Finance Corp., 5.38%, 11/01/21	225,000	216,000
Apache Corp., 4.75%, 04/15/43	2,245,000	2,077,575
Berry Petroleum Co. LLC, 6.38%, 09/15/22	135,000	105,300
California Resources Corp., 5.00%, 01/15/20	110,000	96,800
5.50%, 09/15/21	70,000	60,914
6.00%, 11/15/24	525,000	451,500
Chesapeake Energy Corp., 6.50%, 08/15/17	275,000	281,531
6.13%, 02/15/21	555,000	521,700
4.88%, 04/15/22	665,000	576,888
5.75%, 03/15/23	90,000	81,450
CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/23 (b)	200,000	210,157
Concho Resources, Inc., 5.50%, 04/01/23	150,000	150,000
Denbury Resources, Inc., 5.50%, 05/01/22	430,000	383,775
4.63%, 07/15/23	355,000	298,200
Ecopetrol SA, 5.38%, 06/26/26	115,000	113,850
Empresa Nacional del Petroleo, Reg. S, 5.25%, 08/10/20	100,000	105,958
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	300,000	320,610
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 09/01/22	40,000	42,000
EXCO Resources, Inc., 7.50%, 09/15/18	95,000	60,325
Gazprom OAO Via Gaz Capital SA, Reg. S, 9.25%, 04/23/19	350,000	388,500
KazMunayGas National Co., Reg. S, 9.13%, 07/02/18	500,000	565,000
Reg. S, 7.00%, 05/05/20	200,000	214,800
KazMunayGas National Co. JSC, Reg. S, 6.38%, 04/09/21	200,000	209,420
4.88%, 05/07/25 (b)	400,000	364,400
Reg. S, 5.75%, 04/30/43	350,000	292,045
Reg. S, 5.75%, 04/30/43	200,000	166,883
Laredo Petroleum, Inc., 7.38%, 05/01/22	290,000	305,225
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19	235,000	183,888
8.63%, 04/15/20	558,000	457,677

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp., 3.85%, 06/01/25	$6,500,000	$6,370,565
Newfield Exploration Co., 5.75%, 01/30/22	645,000	654,675
Oasis Petroleum, Inc., 6.88%, 01/15/23	347,000	342,662
Pacific Rubiales Energy Corp., Reg. S, 5.38%, 01/26/19	120,000	98,580
5.63%, 01/19/25 (b)	335,000	242,875
Pertamina Persero PT, Reg. S, 5.63%, 05/20/43	1,050,000	931,875
Petrobras Global Finance BV, 5.75%, 01/20/20	245,000	242,756
Petroleos de Venezuela SA, Reg. S, 5.25%, 04/12/17	410,000	204,159
Reg. S, 9.00%, 11/17/21	400,000	163,000
Reg. S, 6.00%, 05/16/24	950,000	337,250
5.50%, 04/12/37	80,000	27,440
Petroleos Mexicanos, 6.50%, 06/02/41	300,000	312,000
5.50%, 06/27/44	800,000	736,000
6.38%, 01/23/45	127,000	130,334
Petronas Capital Ltd., 4.50%, 03/18/45 (b)	200,000	193,513
Range Resources Corp., 5.75%, 06/01/21	530,000	544,575
SandRidge Energy, Inc., 8.75%, 06/01/20 (b)	390,000	353,925
Sinopec Group Overseas Development 2012 Ltd., Reg. S, 3.90%, 05/17/22	400,000	408,780
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23 (b)	200,000	209,595
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24 (b)	200,000	209,764
SM Energy Co., 5.00%, 01/15/24	325,000	307,937
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23	800,000	761,580
Transocean, Inc., 3.00%, 10/15/17	125,000	121,250
4.30%, 10/15/22	6,110,000	4,597,775
Whiting Petroleum Corp., 5.00%, 03/15/19	135,000	132,300
WPX Energy, Inc., 5.25%, 09/15/24	430,000	396,137
YPF SA, 8.50%, 07/28/25 (b)	85,000	84,150
8.50%, 07/28/25 (b)	285,000	282,150

		35,545,953

14

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products 0.0%†
Masco Corp., 5.85%, 03/15/17	$140,000	$148,400

Pharmaceuticals 1.6%
AbbVie, Inc., 2.50%, 05/14/20	7,500,000	7,423,057
Actavis Funding SCS, 3.45%, 03/15/22	10,310,000	10,212,344
Baxalta, Inc., 4.00%, 06/23/25 (b)	7,035,000	6,982,681
Eli Lilly & Co., 3.70%, 03/01/45	3,560,239	3,229,860
Endo Finance LLC & Endo Finco, Inc., 7.25%, 01/15/22 (b)	135,000	143,437
Endo Finance LLC/Endo Finco, Inc., 5.38%, 01/15/23 (b)	115,000	113,562
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 07/15/23 (b)	200,000	204,500
Valeant Pharmaceuticals International, Inc., 5.63%, 12/01/21 (b)	645,000	659,513
VPI Escrow Corp., 6.38%, 10/15/20 (b)	830,000	874,094
VPII Escrow Corp., 6.75%, 08/15/18 (b)	140,000	146,825
VRX Escrow Corp., 5.88%, 05/15/23 (b)	275,000	281,875

		30,271,748

Real Estate Investment Trusts (REITs) 0.9%
Communications Sales & Leasing, Inc., 8.25%, 10/15/23 (b)	155,000	152,287
Corporate Office Properties LP, 3.60%, 05/15/23	2,615,000	2,390,314
Crown Castle International Corp., 4.88%, 04/15/22	470,000	474,700
ESH Hospitality, Inc., 5.25%, 05/01/25 (b)	225,000	218,812
Iron Mountain, Inc., 7.75%, 10/01/19	405,000	423,225
5.75%, 08/15/24	460,000	460,288
MPT Operating Partnership LP/MPT Finance Corp., 6.88%, 05/01/21	140,000	147,875
5.50%, 05/01/24	445,000	458,350
Omega Healthcare Investors, Inc., 4.50%, 01/15/25 (b)	2,995,000	2,946,751

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 02/01/21	$140,000	$144,900
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 09/15/17 (b)	4,940,000	4,953,778
2.70%, 09/17/19 (b)	3,195,000	3,199,706

		15,970,986

Real Estate Management & Development 0.0%†
Country Garden Holdings Co., Ltd., Reg. S, 7.88%, 05/27/19	200,000	212,396
Realogy Group LLC, 7.63%, 01/15/20 (b)	365,000	386,535

		598,931

Road & Rail 0.3%
ERAC USA Finance LLC, 2.35%, 10/15/19 (b)	5,065,000	5,031,880
RSC Equipment Rental, Inc., 8.25%, 02/01/21	37,000	39,544
Russian Railways via RZD Capital PLC, 5.74%, 04/03/17	200,000	202,650
United Rentals North America, Inc., 7.38%, 05/15/20	245,000	261,412

		5,535,486

Semiconductors & Semiconductor Equipment 0.3%
Amkor Technology, Inc., 6.38%, 10/01/22	75,000	75,937
Freescale Semiconductor, Inc., 6.00%, 01/15/22 (b)	70,000	74,200
NXP BV/NXP Funding LLC, 4.13%, 06/15/20 (b)	280,000	282,100
4.63%, 06/15/22 (b)	410,000	404,363
QUALCOMM, Inc., 2.25%, 05/20/20	5,700,000	5,670,805

		6,507,405

Software 0.3%
Activision Blizzard, Inc.,
6.13%, 09/15/23 (b)	895,000	959,887
Infor US, Inc.,
6.50%, 05/15/22 (b)	680,000	691,900
MSCI, Inc.,
5.25%, 11/15/24 (b)	490,000	496,125
NCR Corp.,
4.63%, 02/15/21	75,000	75,188
5.88%, 12/15/21	50,000	51,500

15

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Software (continued)
Nuance Communications, Inc.,
5.38%, 08/15/20 (b)	$203,000	$204,015
Oracle Corp.,
4.13%, 05/15/45	3,945,000	3,658,206

		6,136,821

Specialty Retail 0.0%†
L Brands, Inc.,
5.63%, 10/15/23	110,000	115,500
Sally Holdings LLC/Sally Capital,
Inc., 5.75%, 06/01/22	395,000	411,788

		527,288

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc., 4.38%, 05/13/45	5,960,000	5,873,258
Seagate HDD Cayman, 4.75%, 06/01/23	3,535,000	3,590,387
4.88%, 06/01/27 (b)	5,610,000	5,453,290

		14,916,935

Thrifts & Mortgage Finance 0.0%†
Walter Investment Management Corp., 7.88%, 12/15/21	185,000	171,588

Tobacco 1.1%
Altria Group, Inc., 2.63%, 01/14/20	5,000,000	4,980,565
5.38%, 01/31/44	3,295,000	3,485,135
Philip Morris International, Inc., 4.25%, 11/10/44	2,180,000	2,049,865
Reynolds American, Inc., 4.45%, 06/12/25	5,095,000	5,190,893
4.75%, 11/01/42	5,870,000	5,325,158

		21,031,616

Wireless Telecommunication Services 0.2%
Comcel Trust, 6.88%, 02/06/24 (b)	300,000	315,750
Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/21 (b)	200,000	206,740
Sprint Corp., 7.25%, 09/15/21	460,000	448,500
7.88%, 09/15/23	565,000	551,044
7.13%, 06/15/24	150,000	139,140
T-Mobile USA, Inc., 5.25%, 09/01/18	50,000	51,375
6.54%, 04/28/20	330,000	345,507
6.25%, 04/01/21	135,000	138,375
6.63%, 04/28/21	175,000	181,562

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services (continued)
6.13%, 01/15/22	$595,000	$614,337
6.73%, 04/28/22	290,000	302,325
6.00%, 03/01/23	150,000	153,563
6.38%, 03/01/25	95,000	97,138

		3,545,356

Total Corporate Bonds (cost $575,717,520)		565,393,370

Sovereign Bonds 5.7%
ARMENIA 0.0%†
Republic of Armenia, 7.15%, 03/26/25 (b)	656,000	649,440

BELIZE 0.0%†
Belize Government International Bond, Reg. S, 5.00%, 02/20/38 (e)	482,800	362,100

BERMUDA 0.0%†
Bermuda Government International Bond, 4.85%, 02/06/24 (b)	440,000	462,000

BOLIVIA 0.0%†
Bolivian Government International Bond, Reg. S, 5.95%, 08/22/23 (b)	441,000	467,460

BRAZIL 0.1%
Brazilian Government International Bond, 4.25%, 01/07/25	230,000	221,950
5.63%, 01/07/41	620,000	592,100
Banco Nacional de Desenvolvimento Economico e Social, 4.00%, 04/14/19 (b)	200,000	202,000

		1,016,050

COLOMBIA 0.1%
Colombia Government International Bond, 4.00%, 02/26/24	370,000	368,150
7.38%, 09/18/37	100,000	123,250
6.13%, 01/18/41	160,000	173,200
5.63%, 02/26/44	200,000	202,500
5.00%, 06/15/45	200,000	185,000

		1,052,100

16

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

COSTA RICA 0.0%†
Costa Rica Government International Bond, Reg. S, 7.00%, 04/04/44	$270,000	$261,225
7.16%, 03/12/45 (b)	238,000	232,050

		493,275

CROATIA 0.0%†
Croatia Government International Bond, Reg. S, 6.75%, 11/05/19	550,000	605,341

DOMINICAN REPUBLIC 0.0%†
Dominican Republic International Bond, Reg. S, 7.45%, 04/30/44	200,000	218,500
6.85%, 01/27/45 (b)	235,000	239,700

		458,200

ECUADOR 0.1%
Ecuador Government International Bond, 10.50%, 03/24/20 (b)	586,000	587,465
Reg. S, 7.95%, 06/20/24	650,000	580,125

		1,167,590

EGYPT 0.0%†
Egypt Government International Bond, 5.88%, 06/11/25 (b)	424,000	414,036
Reg. S, 6.88%, 04/30/40	100,000	97,750

		511,786

EL SALVADOR 0.1%
El Salvador Government International Bond, Reg. S, 6.38%, 01/18/27 (b)	823,000	796,252

GHANA 0.0%†
Republic of Ghana, Reg. S, 8.13%, 01/18/26 (b)	694,000	631,679

HUNGARY 0.1%
Hungary Government International Bond, 5.38%, 02/21/23	400,000	432,680
7.63%, 03/29/41	680,000	901,095

		1,333,775

INDONESIA 0.1%
Indonesia Government International Bond, Reg. S, 8.50%, 10/12/35	370,000	499,500
Reg. S, 7.75%, 01/17/38	185,000	235,413

		734,913

Sovereign Bonds (continued)

	Principal Amount	Market Value

ITALY 0.9%
Italy Buoni Poliennali Del Tesoro, 2.50%, 12/01/24	EUR 2,905,000	$3,302,699
4.50%, 03/01/26	9,875,000	13,088,419

		16,391,118

IVORY COAST 0.1%
Ivory Coast Government International Bond, 5.38%, 07/23/24 (b)	$200,000	187,500
Reg. S, 5.75%, 12/31/32 (e)	1,530,000	1,434,681

		1,622,181

KAZAKHSTAN 0.0%†
Kazakhstan Government International Bond, 3.88%, 10/14/24 (b)	215,000	202,100

KENYA 0.0%†
Kenya Government International Bond, 6.88%, 06/24/24 (b)	354,000	359,161

MEXICO 0.7%
Mexico Government International Bond, 4.75%, 03/08/44	150,000	143,250
4.60%, 01/23/46	200,000	185,500
Mexican Bonos, 7.75%, 11/13/42	MXN 174,990,000	12,407,796

		12,736,546

MONGOLIA 0.1%
Development Bank of Mongolia LLC, Reg. S, 5.75%, 03/21/17	$300,000	294,000
Mongolia Government International Bond, Reg. S, 5.13%, 12/05/22	450,000	406,125

		700,125

MOROCCO 0.0%†
Morocco Government International Bond, Reg. S, 5.50%, 12/11/42	200,000	202,450

NEW ZEALAND 1.3%
New Zealand Government Bond, 5.50%, 04/15/23	NZD 31,810,000	24,802,987

17

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

NIGERIA 0.0%†
Nigeria Government International Bond, Reg. S, 6.75%, 01/28/21	$200,000	$206,750
Reg. S, 6.38%, 07/12/23	250,000	251,000

		457,750

PAKISTAN 0.0%†
Pakistan Government International Bond, Reg. S, 7.25%, 04/15/19	200,000	209,627
Reg. S, 8.25%, 04/15/24	350,000	380,625

		590,252

PANAMA 0.0%†
Panama Government International Bond, 6.70%, 01/26/36	350,000	432,250

ROMANIA 0.0%†
Romanian Government International Bond, Reg. S, 6.75%, 02/07/22	400,000	467,000
6.13%, 01/22/44 (b)	136,000	152,592

		619,592

RUSSIA 0.1%
Russian Foreign Bond —Eurobond, Reg. S, 5.00%, 04/29/20	1,300,000	1,334,190

SENEGAL 0.0%†
Senegal Government International Bond, Reg. S, 6.25%, 07/30/24	650,000	622,700

SERBIA 0.1%
Republic of Serbia, Reg. S, 7.25%, 09/28/21	370,000	414,400
Reg. S, 6.75%, 11/01/24 (e)	260,904	265,209

		679,609

SLOVENIA 0.1%
Slovenia Government International Bond, 4.13%, 02/18/19 (b)	200,000	208,000
5.25%, 02/18/24 (b)	600,000	654,000

		862,000

SOUTH AFRICA 0.9%
South Africa Government International Bond, 6.88%, 05/27/19	200,000	227,500
5.88%, 09/16/25	540,000	598,236
6.50%, 02/28/41	ZAR 260,515,000	16,284,864

		17,110,600

Sovereign Bonds (continued)

	Principal Amount	Market Value

SPAIN 0.3%
Spain Government Bond, 4.65%, 07/30/25 (b)	EUR 4,405,000	$5,924,232

SRI LANKA 0.0%†
Sri Lanka Government International Bond, Reg. S, 6.00%, 01/14/19	$200,000	204,250
Reg. S, 5.88%, 07/25/22	200,000	196,500
6.13%, 06/03/25 (b)	200,000	196,500

		597,250

TUNISIA 0.0%†
Banque Centrale de Tunisie SA, 5.75%, 01/30/25 (b)	255,000	248,944

TURKEY 0.1%
Turkey Government International Bond, 7.50%, 07/14/17	700,000	772,520
7.00%, 06/05/20	150,000	171,219
6.25%, 09/26/22	200,000	222,488
7.38%, 02/05/25	670,000	804,000
Export Credit Bank of Turkey, 5.00%, 09/23/21 (b)	200,000	201,238

		2,171,465

UNITED STATES 0.4%
Residual Funding Corp. Principal Strip, 0.00%, 04/15/30	10,605,000	6,464,416

VENEZUELA 0.0%†
Venezuela Government International Bond, Reg. S, 8.25%, 10/13/24	1,000,000	375,000
Reg. S, 9.25%, 05/07/28	330,000	126,225
9.38%, 01/13/34	350,000	136,500

		637,725

VIETNAM 0.0%†
Vietnam Government International Bond, Reg. S, 6.75%, 01/29/20	100,000	110,500

4.80%, 11/19/24 (b)	203,000	203,000

		313,500

Total Sovereign Bonds (cost $116,069,990)		106,825,104

U.S. Government Mortgage Backed Agencies 30.1%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G13072 5.00%, 04/01/23	10,445	11,328

18

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G13122 5.00%, 04/01/23	$3,999	$4,333
Pool# J07940 5.00%, 05/01/23	19,392	20,258
Pool# G13225 5.00%, 06/01/23	92,582	100,242
Pool# J07942 5.00%, 06/01/23	448	469
Pool# J08443 5.00%, 07/01/23	40,528	43,960
Pool# C91128 5.50%, 12/01/27	29,553	33,076
Pool# D98252 5.00%, 08/01/29	53,438	58,807
Pool# G30698 5.00%, 07/01/31	195,036	214,450
Pool# C69707 5.50%, 08/01/32	8,744	9,791
Pool# A14186 5.50%, 10/01/33	1,323	1,481
Pool# C01674 5.50%, 11/01/33	16,117	18,143
Pool# A24611 4.50%, 06/01/34	4,719	5,102
Pool# A23854 5.50%, 06/01/34	17,603	19,821
Pool# G08084 4.50%, 10/01/35	57,585	62,323
Pool# A39572 5.00%, 11/01/35	51,311	56,661
Pool# A39584 5.50%, 11/01/35	36,388	40,757
Pool# A41399 5.50%, 12/01/35	270,301	304,823
Pool# A49058 5.50%, 05/01/36	103,681	116,047
Pool# A52983 5.50%, 10/01/36	98,243	110,000
Pool# A61562 5.50%, 10/01/36	508,795	569,267
Pool# G02379 6.00%, 10/01/36	12,321	14,015
Pool# A57475 5.50%, 02/01/37	2,596	2,904
Pool# G02561 5.50%, 02/01/37	53,310	59,644
Pool# A58420 5.50%, 03/01/37	6,693	7,488
Pool# G03400 5.50%, 03/01/37	201,218	225,196
Pool# A60064 5.50%, 04/01/37	100,033	111,948

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G02791 5.50%, 04/01/37	$4,779	$5,349
Pool# A60070 5.00%, 05/01/37	4,981	5,481
Pool# G05521 5.50%, 05/01/37	1,257,414	1,416,851
Pool# G02976 5.50%, 06/01/37	42,838	47,927
Pool# G08204 5.50%, 06/01/37	8,926	9,988
Pool# G08210 6.00%, 07/01/37	94,225	106,622
Pool# A65518 6.00%, 09/01/37	84,744	95,897
Pool# A68546 5.50%, 11/01/37	43,961	49,184
Pool# G03432 5.50%, 11/01/37	52,769	59,079
Pool# A69653 5.50%, 12/01/37	15,260	17,075
Pool# A70591 5.50%, 12/01/37	72,213	80,829
Pool# G03616 6.00%, 12/01/37	23,464	26,543
Pool# A71374 5.50%, 01/01/38	15,377	17,204
Pool# A71604 5.50%, 01/01/38	229,950	257,303
Pool# A72378 5.50%, 01/01/38	208,690	233,688
Pool# G03927 5.50%, 01/01/38	13,036	14,588
Pool# A73996 5.50%, 02/01/38	270,880	303,063
Pool# G03812 5.50%, 02/01/38	793,096	887,322
Pool# G03964 5.50%, 02/01/38	75,493	84,534
Pool# A72499 6.00%, 02/01/38	14,951	17,033
Pool# A75432 5.50%, 03/01/38	110,652	123,799
Pool# G04220 5.50%, 03/01/38	20,315	22,731
Pool# G08256 5.50%, 03/01/38	10,543	11,798
Pool# G04156 6.00%, 03/01/38	20,596	23,315
Pool# A75830 5.50%, 04/01/38	146,191	165,925
Pool# A76127 5.50%, 04/01/38	251,392	281,461

19

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A76483 5.50%, 04/01/38	$171,084	$191,528
Pool# G04248 5.50%, 04/01/38	153,987	172,293
Pool# G08263 5.50%, 04/01/38	13,155	14,718
Pool# A76211 6.00%, 04/01/38	2,611	2,953
Pool# G04287 5.00%, 05/01/38	111,702	122,834
Pool# A76939 5.50%, 05/01/38	11,971	13,393
Pool# A77057 5.50%, 05/01/38	12,906	14,446
Pool# A77208 5.50%, 05/01/38	22,275	24,922
Pool# A77796 5.50%, 05/01/38	515,267	576,775
Pool# G04305 5.50%, 05/01/38	271,958	304,490
Pool# A77648 5.50%, 06/01/38	9,331	10,440
Pool# A77937 5.50%, 06/01/38	108,290	121,186
Pool# A78624 5.50%, 06/01/38	88,980	99,618
Pool# G04359 5.50%, 06/01/38	225,278	252,256
Pool# G04458 5.50%, 06/01/38	65,017	72,758
Pool# A78076 6.00%, 06/01/38	33,521	37,936
Pool# A78454 6.00%, 06/01/38	15,866	17,938
Pool# A78982 5.50%, 07/01/38	34,146	38,202
Pool# A79018 5.50%, 07/01/38	80,198	89,743
Pool# A79509 5.50%, 07/01/38	9,951	11,140
Pool# A79806 5.50%, 07/01/38	7,115	7,963
Pool# A79816 5.50%, 07/01/38	16,023	17,927
Pool# G04471 5.50%, 07/01/38	71,663	80,178
Pool# G05956 5.50%, 07/01/38	950,181	1,063,197
Pool# A80779 5.50%, 08/01/38	63,881	71,470
Pool# G04817 5.00%, 09/01/38	188,674	207,516

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A81743 5.50%, 09/01/38	$61,748	$69,084
Pool# A82093 5.50%, 09/01/38	37,244	42,201
Pool# A82207 5.50%, 09/01/38	1,622	1,816
Pool# A82609 5.50%, 09/01/38	15,748	17,619
Pool# A82656 5.50%, 10/01/38	7,893	8,831
Pool# A82703 5.50%, 10/01/38	6,083	6,806
Pool# G04847 5.50%, 10/01/38	89,372	100,005
Pool# G05979 5.50%, 10/01/38	19,579	21,909
Pool# A82757 5.50%, 11/01/38	164,162	183,666
Pool# A82787 5.50%, 11/01/38	620,242	694,534
Pool# A83032 5.50%, 11/01/38	25,110	28,093
Pool# A83066 5.50%, 11/01/38	2,734	3,058
Pool# A83071 5.50%, 11/01/38	2,441	2,732
Pool# A83596 5.50%, 12/01/38	56,992	63,800
Pool# G05337 5.50%, 12/01/38	352,376	397,709
Pool# G08314 5.50%, 01/01/39	48,024	53,729
Pool# G08331 4.50%, 02/01/39	8,462	9,150
Pool# G08323 5.00%, 02/01/39	215,583	237,180
Pool# A84417 5.50%, 02/01/39	86,964	97,350
Pool# G05300 5.50%, 02/01/39	12,560	14,054
Pool# A84655 4.50%, 03/01/39	543,427	587,578
Pool# G05841 5.50%, 04/01/39	25,617	28,663
Pool# A86313 Pool# A86955 4.50%, 06/01/39	447,535	482,953
Pool# A86968 4.50%, 06/01/39	52,737	56,940
Pool# G05472 4.50%, 06/01/39	15,868	17,170
Pool# G05484 4.50%, 06/01/39	648,803	702,247

20

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A87250 5.00%, 06/01/39	$456,488	$506,263
Pool# A87679 5.00%, 08/01/39	402,139	445,598
Pool# G07021 5.00%, 09/01/39	467,628	514,306
Pool# A89385 4.50%, 10/01/39	17,316	18,742
Pool# G05684 5.50%, 10/01/39	154,622	173,062
Pool# G06020 5.50%, 12/01/39	857,299	959,159
Pool# V80890 5.50%, 12/01/39	494,487	553,254
Pool# G05813 6.00%, 12/01/39	41,716	47,157
Pool# G05923 5.50%, 02/01/40	99,670	111,544
Pool# G06031 5.50%, 03/01/40	32,341	36,187
Pool# A91997 5.00%, 04/01/40	144,382	159,927
Pool# G05849 4.50%, 05/01/40	953,818	1,032,163
Pool# G06193 5.50%, 05/01/40	141,801	158,650
Pool# A92458 5.00%, 06/01/40	52,791	58,485
Pool# G08402 5.00%, 06/01/40	213,963	236,673
Pool# A92764 5.50%, 06/01/40	85,384	96,325
Pool# C03486 4.50%, 07/01/40	11,078	11,987
Pool# G06412 5.50%, 07/01/40	1,807,561	2,022,602
Pool# C03531 4.00%, 10/01/40	1,745,092	1,851,260
Pool# A94833 4.00%, 11/01/40	5,026,167	5,356,636
Pool# A95230 4.00%, 12/01/40	1,845,834	1,962,987
Pool# A96634 4.50%, 02/01/41	396,139	428,673
Pool# A97942 4.50%, 04/01/41	379,327	410,738
Pool# G08443 4.50%, 04/01/41	1,381,097	1,495,588
Pool# Q00876 4.50%, 05/01/41	1,850,964	2,003,806
Pool# Q00950 5.00%, 05/01/41	1,150,292	1,274,199

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q01212 4.50%, 06/01/41	$926,275	$1,004,394
Pool# Q01198 5.50%, 06/01/41	32,320	36,221
Pool# G06956 4.50%, 08/01/41	1,728,949	1,871,427
Pool# Q03043 4.50%, 09/01/41	407,431	441,532
Pool# Z40047 4.00%, 10/01/41	482,584	511,800
Pool# Q06344 4.00%, 02/01/42	4,146,626	4,407,371
Pool# G08479 3.50%, 03/01/42	589,516	607,894
Pool# Q08997 3.50%, 06/01/42	1,162,075	1,198,370
Pool# Q09004 3.50%, 06/01/42	942,083	971,474
Pool# C09004 3.50%, 07/01/42	1,375,909	1,418,820
Pool# G08500 3.50%, 07/01/42	829,003	854,848
Pool# G07083 4.00%, 07/01/42	585,656	623,930
Pool# Z40054 4.00%, 07/01/42	585,696	621,207
Pool# Q09896 3.50%, 08/01/42	740,553	763,610
Pool# Q11095 3.50%, 09/01/42	567,360	585,087
Pool# Q11348 3.50%, 09/01/42	2,115,070	2,181,160
Pool# Q12143 3.50%, 10/01/42	401,341	413,792
Pool# G07155 4.00%, 10/01/42	1,005,826	1,065,893
Pool# Q13765 4.00%, 12/01/42	531,602	566,669
Pool# Q16893 3.50%, 04/01/43	542,693	559,787
Pool# Q17389 3.50%, 04/01/43	1,438,756	1,485,396
Pool# Q18305 3.50%, 05/01/43	527,146	543,070
Pool# Q19476 3.50%, 06/01/43	643,432	663,084
Pool# Q19480 4.00%, 06/01/43	4,677,590	4,969,831
Pool# G07459 3.50%, 08/01/43	1,466,455	1,511,313
Pool# G08541 3.50%, 08/01/43	1,346,481	1,387,164

21

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q20857 3.50%, 08/01/43	$1,061,479	$1,096,971
Pool# Q20860 3.50%, 08/01/43	444,998	458,468
Pool# G08554 Pool# Q20680 4.00%, 10/01/43	771,713	816,376
Pool# V80509 4.00%, 10/01/43	675,324	715,776
Pool# G07508 4.50%, 10/01/43	569,658	616,354
Pool# V80596 4.50%, 10/01/43	337,402	364,697
Pool# G08558 4.00%, 11/01/43	373,723	395,246
Pool# C09051 4.50%, 11/01/43	354,721	382,794
Pool# G08559 4.50%, 11/01/43	1,994,778	2,155,337
Pool# Q22805 4.50%, 11/01/43	171,539	185,512
Pool# Q23044 4.50%, 11/01/43	685,215	740,314
Pool# Q23298 4.50%, 11/01/43	572,467	618,799
Pool# G08563 4.00%, 01/01/44	429,231	453,955
Pool# G08568 4.50%, 01/01/44	143,085	154,652
Pool# C09059 4.50%, 02/01/44	1,636,432	1,767,458
Pool# G07763 4.50%, 03/01/44	583,356	632,060
Pool# G08578 4.50%, 03/01/44	3,303,478	3,567,578
Pool# Q25286 4.50%, 03/01/44	424,355	463,331
Pool# V81065 4.50%, 03/01/44	356,172	385,038
Pool# G08582 4.00%, 04/01/44	564,649	597,202
Pool# Q26367 4.00%, 05/01/44	296,876	315,511
Pool# G08587 4.50%, 05/01/44	1,337,040	1,444,888
Pool# G08593 4.50%, 06/01/44	2,831,018	3,058,739
Pool# G08596 4.50%, 07/01/44	2,405,494	2,599,767
Pool# Q27377 4.50%, 07/01/44	1,396,907	1,508,950

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G08601 4.00%, 08/01/44	$1,105,135	$1,169,467
Pool# G07964 5.00%, 08/01/44	765,073	849,440
Pool# Q28934 4.50%, 10/01/44	94,196	101,785
Pool# Q29916 4.00%, 11/01/44	1,930,318	2,047,809
Pool# Q29946 4.50%, 11/01/44	110,063	118,820
Pool# C09070 4.00%, 12/01/44	942,278	998,378
Pool# G08621 4.50%, 12/01/44	891,285	964,181
Pool# Q30149 4.50%, 12/01/44	148,147	160,098
Pool# G08627 3.50%, 02/01/45	1,649,283	1,698,613
Pool# G08628 4.00%, 02/01/45	1,464,818	1,552,501
Pool# G08633 4.00%, 03/01/45	3,514,776	3,725,820
Pool# Q32070 4.00%, 03/01/45	1,734,224	1,837,817
Pool# G08636 3.50%, 04/01/45	4,517,900	4,653,181
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.50%, 07/15/45	7,115,000	7,319,556
4.00%, 07/15/45	32,605,000	34,480,424
Federal National Mortgage Association Pool
Pool# 625932 5.00%, 01/01/17	223,122	233,567
Pool# 626012 5.00%, 01/01/17	55,969	58,589
Pool# 630920 5.00%, 02/01/17	43,036	45,050
Pool# 669089 5.00%, 10/01/17	45,351	47,474
Pool# 555092 5.00%, 12/01/17	664,543	695,653
Pool# 709835 5.00%, 06/01/18	462,073	483,704
Pool# 730339 5.00%, 09/01/18	266,077	278,533
Pool# 687533 5.00%, 11/01/18	87,377	91,467
Pool# 748029 5.00%, 12/01/18	5,563	5,886
Pool# 770160 5.00%, 04/01/19	810,034	849,589

22

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 845488 5.00%, 06/01/21	$3,793	$4,005
Pool# 969941 5.00%, 03/01/23	42,691	45,971
Pool# 254690 5.50%, 04/01/23	121,483	136,284
Pool# 982885 5.00%, 05/01/23	10,337	11,170
Pool# 254797 5.00%, 06/01/23	356,669	393,428
Pool# 975884 5.00%, 06/01/23	3,596	3,842
Pool# 254764 5.50%, 06/01/23	251,294	281,924
Pool# 987214 5.00%, 07/01/23	1,739	1,880
Pool# 976243 5.00%, 08/01/23	6,622	7,185
Pool# 987456 5.00%, 08/01/23	13,292	14,006
Pool# 965102 5.00%, 09/01/23	3,393	3,552
Pool# 988300 5.00%, 09/01/23	10,166	10,642
Pool# 254911 5.00%, 10/01/23	65,543	72,297
Pool# 254985 5.00%, 11/01/23	864,628	953,736
Pool# 255582 5.00%, 01/01/25	4,329	4,776
Pool# 255627 5.00%, 02/01/25	425,585	469,582
Pool# 255667 5.00%, 03/01/25	5,692	6,279
Pool# 256170 5.00%, 03/01/26	643,244	709,783
Pool# 256639 5.00%, 02/01/27	504,397	556,380
Pool# 256640 5.50%, 03/01/27	38,148	42,783
Pool# 256676 5.50%, 04/01/27	37,761	42,349
Pool# 256820 5.00%, 07/01/27	337,775	372,585
Pool# 256896 5.50%, 09/01/27	29,499	33,300
Pool# 257075 5.50%, 02/01/28	32,688	36,929
Pool# 257282 5.50%, 07/01/28	187,408	210,176
Pool# 257367 5.50%, 09/01/28	60,372	67,686

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 257451 5.50%, 11/01/28	$14,467	$16,220
Pool# 995477 5.50%, 01/01/29	38,378	43,074
Pool# 930997 4.50%, 04/01/29	204,600	221,195
Pool# AL0869 4.50%, 06/01/29	109,158	118,012
Pool# MA0097 5.00%, 06/01/29	120,119	132,498
Pool# MA0130 5.00%, 07/01/29	735,344	811,364
Pool# AS3118 3.00%, 08/01/29	2,477,817	2,568,849
Pool# MA2124 3.00%, 12/01/29	2,050,356	2,125,684
Pool# 932716 5.00%, 04/01/30	21,870	24,172
Pool# MA0436 5.50%, 04/01/30	122,112	138,179
Pool# AL6763 3.00%, 05/01/30	1,449,124	1,507,075
Pool# AY4218 3.00%, 05/01/30	1,765,804	1,831,374
Pool# AD7853 4.50%, 06/01/30	567,149	616,793
Pool# AL6317 5.00%, 09/01/30	807,116	890,297
Pool# 676643 5.00%, 01/01/33	141,351	156,802
Pool# 720679 5.00%, 06/01/33	15,093	16,732
Pool# 310100 5.00%, 08/01/33	332,481	368,787
Pool# 738166 5.00%, 09/01/33	4,067	4,509
Pool# 725027 5.00%, 11/01/33	419,283	465,076
Pool# 745944 5.00%, 12/01/33	123,164	136,615
Pool# 725422 5.00%, 04/01/34	81,480	90,395
Pool# 985615 5.50%, 04/01/34	295,782	333,117
Pool# 794978 5.50%, 10/01/34	87,860	98,977
Pool# 801596 5.50%, 10/01/34	93,258	105,000
Pool# AC2387 5.00%, 01/01/35	15,806	17,491
Pool# 735141 5.50%, 01/01/35	618,937	697,572

23

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AD0308 5.00%, 03/01/35	$881,925	$978,384
Pool# 735382 5.00%, 04/01/35	203,232	225,091
Pool# 735403 5.00%, 04/01/35	671,749	743,471
Pool# 255706 5.50%, 05/01/35	4,735	5,335
Pool# 735578 5.00%, 06/01/35	360,159	398,330
Pool# 735581 5.00%, 06/01/35	1,903,504	2,110,102
Pool# 735795 5.00%, 06/01/35	1,161,852	1,287,765
Pool# 735667 5.00%, 07/01/35	9,572	10,619
Pool# 826201 5.00%, 07/01/35	68,126	75,298
Pool# 190360 5.00%, 08/01/35	757,990	837,640
Pool# 310099 5.00%, 08/01/35	2,367,316	2,622,421
Pool# 825753 5.50%, 08/01/35	34,138	38,432
Pool# 834657 5.50%, 08/01/35	5,431	6,108
Pool# 836018 5.50%, 09/01/35	2,260	2,536
Pool# 735893 5.00%, 10/01/35	368,382	407,458
Pool# 835482 5.50%, 10/01/35	19,283	21,699
Pool# 863626 5.50%, 12/01/35	53,736	60,281
Pool# 745275 5.00%, 02/01/36	347,577	384,437
Pool# 745343 5.50%, 03/01/36	335,929	376,626
Pool# 865972 5.50%, 03/01/36	40,913	45,869
Pool# 891588 5.50%, 05/01/36	132,002	148,131
Pool# 885808 5.50%, 06/01/36	1,667	1,870
Pool# 885367 5.00%, 07/01/36	1,768	1,950
Pool# 745826 6.00%, 07/01/36	9,895	11,261
Pool# AI6495 5.00%, 09/01/36	756,936	838,695
Pool# 897267 5.50%, 10/01/36	39,150	43,951

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 899215 6.00%, 10/01/36	$38,262	$43,456
Pool# 310107 5.00%, 11/01/36	140,890	155,711
Pool# 831922 5.50%, 11/01/36	7,179	8,048
Pool# 256513 5.50%, 12/01/36	41,391	46,419
Pool# 902752 5.50%, 12/01/36	5,130	5,761
Pool# 903013 5.50%, 12/01/36	99,617	111,710
Pool# 920078 5.50%, 12/01/36	15,358	17,218
Pool# 906869 6.00%, 12/01/36	90,052	102,104
Pool# 967685 5.50%, 01/01/37	64,360	72,351
Pool# 888222 6.00%, 02/01/37	28,958	32,932
Pool# 910242 5.00%, 03/01/37	5,076	5,611
Pool# 914049 6.00%, 03/01/37	179,140	203,224
Pool# 914752 5.50%, 04/01/37	30,700	34,430
Pool# 918011 5.00%, 05/01/37	136,028	150,047
Pool# 897640 5.50%, 05/01/37	50,040	56,127
Pool# 899528 5.50%, 05/01/37	68,230	76,557
Pool# 917988 6.00%, 05/01/37	31,112	35,287
Pool# 937788 5.00%, 06/01/37	1,662	1,833
Pool# 899562 5.50%, 06/01/37	26,628	29,854
Pool# 918516 5.50%, 06/01/37	500,788	561,603
Pool# 918659 5.50%, 06/01/37	123,604	138,578
Pool# 918662 5.50%, 06/01/37	409,230	458,807
Pool# 915639 6.00%, 06/01/37	114,871	130,513
Pool# 939984 6.00%, 06/01/37	77,682	88,222
Pool# 256822 5.00%, 07/01/37	3,560	3,927
Pool# 938175 5.50%, 07/01/37	13,498	15,134

24

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 899598 6.00%, 07/01/37	$8,659	$9,852
Pool# 928483 6.00%, 07/01/37	37,286	42,272
Pool# 942052 6.00%, 07/01/37	35,236	40,053
Pool# 944526 6.00%, 07/01/37	26,318	29,911
Pool# 942290 5.50%, 08/01/37	40,228	45,112
Pool# 945218 5.50%, 08/01/37	5,570	6,249
Pool# AA0920 5.50%, 08/01/37	1,957,150	2,197,947
Pool# 936895 6.00%, 08/01/37	3,231	3,664
Pool# 888638 5.50%, 09/01/37	60,133	67,445
Pool# 952277 5.50%, 09/01/37	1,281	1,436
Pool# 952276 6.00%, 09/01/37	129,271	146,626
Pool# 933131 5.50%, 10/01/37	30,694	34,412
Pool# 943640 5.50%, 10/01/37	2,211	2,479
Pool# 946923 6.00%, 10/01/37	85,447	96,872
Pool# 955770 6.00%, 10/01/37	10,072	11,428
Pool# 952372 5.50%, 11/01/37	500,654	561,306
Pool# 960117 5.50%, 11/01/37	1,021	1,145
Pool# 933166 6.00%, 11/01/37	178,288	202,662
Pool# 956411 6.00%, 11/01/37	24,893	28,322
Pool# 959983 6.00%, 11/01/37	68,965	78,350
Pool# 959454 5.50%, 12/01/37	80,453	90,200
Pool# 967254 5.50%, 12/01/37	89,707	100,575
Pool# 977077 5.50%, 12/01/37	153,338	172,290
Pool# 929018 6.00%, 12/01/37	40,180	45,692
Pool# 966419 6.00%, 12/01/37	42,612	48,448
Pool# 961181 5.50%, 01/01/38	22,242	24,953

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 961256 5.50%, 01/01/38	$54,886	$61,535
Pool# 961311 5.50%, 01/01/38	68,041	76,283
Pool# 966664 5.50%, 01/01/38	212,726	238,703
Pool# 961348 6.00%, 01/01/38	140,712	159,659
Pool# 965719 6.00%, 01/01/38	23,004	26,109
Pool# 952055 5.00%, 02/01/38	309,869	341,803
Pool# 961655 5.00%, 02/01/38	236,709	261,105
Pool# 960048 5.50%, 02/01/38	2,093	2,347
Pool# 969757 5.50%, 02/01/38	2,607	2,923
Pool# 969776 5.50%, 02/01/38	75,310	84,434
Pool# 972404 5.50%, 02/01/38	23,141	26,167
Pool# 972701 5.50%, 02/01/38	26,704	29,959
Pool# 961980 5.00%, 03/01/38	387,946	427,928
Pool# 953613 5.50%, 03/01/38	5,026	5,636
Pool# 961849 5.50%, 03/01/38	37,036	41,522
Pool# 962344 5.50%, 03/01/38	530,980	595,306
Pool# 962371 5.50%, 03/01/38	41,932	47,030
Pool# 973775 5.50%, 03/01/38	41,018	45,987
Pool# 973794 5.50%, 03/01/38	85,698	96,080
Pool# 974674 5.50%, 03/01/38	39,368	44,182
Pool# 975186 5.50%, 03/01/38	85,145	95,671
Pool# 961992 6.00%, 03/01/38	84,375	95,825
Pool# 974532 5.00%, 04/01/38	25,055	27,637
Pool# 974965 5.00%, 04/01/38	313,302	345,591
Pool# 976913 5.00%, 04/01/38	170,867	188,477
Pool# 979504 5.00%, 04/01/38	60,718	66,976

25

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 933777 5.50%, 04/01/38	$15,347	$17,225
Pool# 973726 6.00%, 04/01/38	120,740	136,884
Pool# 969268 5.50%, 05/01/38	5,067	5,681
Pool# 970232 5.50%, 05/01/38	10,095	11,318
Pool# 975049 5.50%, 05/01/38	98,149	110,106
Pool# 975127 5.50%, 05/01/38	429,336	481,872
Pool# 983284 5.50%, 05/01/38	495,315	555,321
Pool# 995048 5.50%, 05/01/38	120,805	135,477
Pool# 889509 6.00%, 05/01/38	54,147	61,524
Pool# 889579 6.00%, 05/01/38	88,678	100,777
Pool# 984000 5.00%, 06/01/38	43,531	48,381
Pool# 929594 5.50%, 06/01/38	509,426	573,597
Pool# 963774 5.50%, 06/01/38	140,442	157,456
Pool# 963958 5.50%, 06/01/38	1,669	1,871
Pool# 976213 5.50%, 06/01/38	7,876	8,839
Pool# 979984 5.50%, 06/01/38	67,996	76,234
Pool# 985559 5.50%, 06/01/38	117,895	132,177
Pool# 985731 5.50%, 06/01/38	24,600	27,580
Pool# 986519 5.50%, 06/01/38	6,678	7,487
Pool# 995018 5.50%, 06/01/38	108,445	121,610
Pool# 929714 5.50%, 07/01/38	374,486	419,853
Pool# 929737 5.50%, 07/01/38	2,870	3,219
Pool# 934333 5.50%, 07/01/38	216,076	242,252
Pool# 934351 5.50%, 07/01/38	24,662	27,650
Pool# 963975 5.50%, 07/01/38	86,019	96,439
Pool# 986245 5.50%, 07/01/38	9,528	10,683

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 986999 5.50%, 07/01/38	$97,872	$109,729
Pool# 889962 5.50%, 08/01/38	310,971	348,644
Pool# 929824 5.50%, 08/01/38	49,080	55,072
Pool# 964970 5.50%, 08/01/38	27,752	31,114
Pool# 975697 5.50%, 08/01/38	12,495	14,009
Pool# 986062 5.50%, 08/01/38	8,252	9,252
Pool# 925973 6.00%, 08/01/38	18,775	21,311
Pool# 983378 6.00%, 08/01/38	49,264	55,857
Pool# 889995 5.50%, 09/01/38	401,518	450,161
Pool# 970818 5.50%, 09/01/38	64,564	72,452
Pool# 986938 5.50%, 09/01/38	14,048	15,750
Pool# 970650 5.50%, 10/01/38	99,214	111,234
Pool# 990786 5.50%, 10/01/38	40,963	45,952
Pool# 992471 5.50%, 10/01/38	4,339	4,867
Pool# 930071 6.00%, 10/01/38	326,041	369,634
Pool# 991002 6.00%, 10/01/38	4,032	4,571
Pool# 992035 6.00%, 10/01/38	15,478	17,585
Pool# 934645 5.50%, 11/01/38	79,240	88,839
Pool# 934665 5.50%, 11/01/38	72,372	81,140
Pool# 970809 5.50%, 11/01/38	43,578	48,857
Pool# 985805 5.50%, 11/01/38	101,085	113,401
Pool# 987994 5.50%, 11/01/38	35,805	40,142
Pool# 994637 5.50%, 11/01/38	385,996	432,758
Pool# 995759 5.50%, 11/01/38	579,199	649,492
Pool# AB0131 5.00%, 12/01/38	21,079	23,262
Pool# 930253 5.50%, 12/01/38	128,412	144,072

26

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 934249 5.50%, 12/01/38	$29,429	$32,994
Pool# 970929 5.50%, 12/01/38	95,684	107,276
Pool# 991434 5.50%, 12/01/38	37,620	42,187
Pool# 992676 5.50%, 12/01/38	33,172	37,192
Pool# 992944 5.50%, 12/01/38	65,311	73,224
Pool# 993055 5.50%, 12/01/38	56,231	63,043
Pool# AA0694 5.50%, 12/01/38	69,475	77,892
Pool# AD0385 5.50%, 12/01/38	43,012	48,223
Pool# 934231 5.00%, 01/01/39	4,944	5,454
Pool# 995245 5.00%, 01/01/39	653,345	720,678
Pool# 890294 5.50%, 01/01/39	211,101	236,711
Pool# 993100 5.50%, 01/01/39	38,568	43,240
Pool# 993111 5.50%, 01/01/39	32,784	36,756
Pool# AA0187 5.50%, 01/01/39	24,040	26,953
Pool# AA0729 5.50%, 02/01/39	490,127	549,504
Pool# AA1638 5.50%, 02/01/39	39,820	44,665
Pool# AD0306 5.50%, 03/01/39	15,103	16,933
Pool# AA4463 4.50%, 04/01/39	191,104	206,605
Pool# 995951 5.00%, 04/01/39	58,304	64,313
Pool# 935063 5.50%, 04/01/39	189,961	212,974
Pool# 995845 5.50%, 04/01/39	2,202	2,468
Pool# 935075 6.00%, 04/01/39	27,932	31,672
Pool# 995894 6.00%, 04/01/39	347,478	395,374
Pool# AB0733 4.50%, 06/01/39	182,221	197,414
Pool# 995862 5.00%, 07/01/39	106,913	117,932

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AL0070 5.00%, 07/01/39	$87,863	$96,918
Pool# AC0017 5.50%, 09/01/39	18,130	20,354
Pool# AD0638 6.00%, 09/01/39	94,963	108,056
Pool# AL2875 5.00%, 11/01/39	389,720	429,951
Pool# 190399 5.50%, 11/01/39	14,095	15,803
Pool# 932586 4.50%, 03/01/40	1,322,014	1,432,431
Pool# AD1656 4.50%, 03/01/40	536,338	581,141
Pool# MA0389 5.50%, 04/01/40	70,443	79,111
Pool# 190404 4.50%, 05/01/40	225,641	244,498
Pool# AL0071 5.00%, 05/01/40	212,955	234,902
Pool# AB1316 5.50%, 05/01/40	164,383	184,361
Pool# AL0015 5.50%, 05/01/40	942,777	1,056,991
Pool# AB1149 5.00%, 06/01/40	252,755	279,419
Pool# AD5507 5.00%, 06/01/40	589,601	654,380
Pool# AD6438 5.00%, 06/01/40	17,773	19,643
Pool# AD7849 5.00%, 06/01/40	406,756	449,491
Pool# AD7128 4.50%, 07/01/40	17,488	18,944
Pool# AB1259 5.00%, 07/01/40	1,000,616	1,106,531
Pool# AC9032 5.00%, 07/01/40	10,992	12,140
Pool# AD6856 5.00%, 07/01/40	8,213	9,095
Pool# AB1335 4.50%, 08/01/40	399,867	433,479
Pool# AB1389 4.50%, 08/01/40	1,046,558	1,133,621
Pool# AD8529 4.50%, 08/01/40	1,773,195	1,921,140
Pool# AE0271 5.00%, 08/01/40	1,677,712	1,856,632
Pool# AE3251 5.00%, 08/01/40	568,024	628,842
Pool# AD5283 4.50%, 09/01/40	57,523	62,343

27

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AE0691 4.50%, 10/01/40	$144,845	$156,594
Pool# AE0803 4.50%, 10/01/40	2,011,012	2,179,120
Pool# AE5471 4.50%, 10/01/40	13,966	15,129
Pool# AB1854 4.50%, 11/01/40	462,095	500,411
Pool# AL0069 5.00%, 11/01/40	41,597	45,901
Pool# AE2691 4.50%, 12/01/40	3,462,618	3,753,844
Pool# AH1560 4.00%, 01/01/41	692,398	737,477
Pool# AE0725 4.50%, 01/01/41	178,756	193,749
Pool# AL0791 4.00%, 02/01/41	884,840	943,440
Pool# AE0984 4.50%, 02/01/41	41,805	45,294
Pool# AL5782 5.50%, 03/01/41	789,660	886,937
Pool# AH4038 4.50%, 04/01/41	874,247	954,549
Pool# AH9471 4.50%, 04/01/41	779,675	849,303
Pool# AI0213 4.50%, 04/01/41	372,853	404,246
Pool# AI1193 4.50%, 04/01/41	174,699	189,268
Pool# AL0065 4.50%, 04/01/41	1,598,008	1,731,072
Pool# AI0706 5.00%, 04/01/41	479,252	530,719
Pool# AI2468 4.50%, 05/01/41	1,466,131	1,589,993
Pool# AB3193 4.50%, 06/01/41	382,288	414,669
Pool# AI3506 4.50%, 06/01/41	60,190	65,695
Pool# AI4211 4.50%, 06/01/41	839,759	908,730
Pool# AL0462 5.00%, 07/01/41	28,944	32,011
Pool# AI8193 4.50%, 08/01/41	1,376,033	1,491,403
Pool# AI8194 4.50%, 08/01/41	1,332,522	1,442,079
Pool# 890603 5.00%, 08/01/41	33,095	36,506
Pool# AB3505 4.00%, 09/01/41	2,756,643	2,936,763

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AJ1230 4.50%, 09/01/41	$847,468	$918,432
Pool# AJ1414 4.50%, 09/01/41	816,949	883,587
Pool# AJ1416 4.50%, 09/01/41	1,229,875	1,333,618
Pool# AJ0473 5.00%, 09/01/41	380,461	419,817
Pool# AL5616 5.50%, 09/01/41	461,257	517,493
Pool# AL1319 4.50%, 10/01/41	320,981	348,027
Pool# AJ5269 4.00%, 11/01/41	4,649,487	4,938,779
Pool# AL1431 4.50%, 11/01/41	3,161,253	3,428,513
Pool# AL1547 4.50%, 11/01/41	226,875	246,185
Pool# AB4102 3.50%, 12/01/41	517,058	534,532
Pool# AJ9278 3.50%, 12/01/41	1,388,686	1,435,407
Pool# AJ7686 4.00%, 12/01/41	5,517,462	5,879,438
Pool# AX5302 4.00%, 01/01/42	1,309,260	1,390,523
Pool# AL1354 4.50%, 01/01/42	2,726,470	2,948,962
Pool# AL4300 4.50%, 01/01/42	704,571	763,381
Pool# AJ6790 4.50%, 02/01/42	570,362	616,695
Pool# AK5699 3.50%, 03/01/42	1,216,389	1,257,363
Pool# AK4520 4.00%, 03/01/42	683,082	726,403
Pool# AK6743 4.00%, 03/01/42	257,503	274,028
Pool# AK6568 3.50%, 04/01/42	1,960,493	2,026,844
Pool# AK6846 3.50%, 04/01/42	1,406,420	1,454,174
Pool# AK9393 3.50%, 04/01/42	1,257,616	1,300,172
Pool# AL4029 4.50%, 04/01/42	659,594	714,420
Pool# AB7733 3.00%, 01/01/43	1,259,604	1,261,489
Pool# AL3714 3.50%, 01/01/43	2,235,542	2,310,823
Pool# AQ9328 3.50%, 01/01/43	360,716	372,960

28

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB8931 3.00%, 04/01/43	$1,873,285	$1,875,212
Pool# AB9046 3.50%, 04/01/43	2,099,744	2,170,852
Pool# AT1001 3.50%, 04/01/43	899,851	930,678
Pool# AT2021 3.50%, 04/01/43	1,762,669	1,821,492
Pool# AT5993 3.00%, 05/01/43	1,940,443	1,942,736
Pool# AB9260 3.50%, 05/01/43	1,582,778	1,634,939
Pool# AB9374 3.50%, 05/01/43	861,708	890,427
Pool# AS0044 3.00%, 07/01/43	1,126,349	1,126,813
Pool# AB9864 3.50%, 07/01/43	766,138	792,146
Pool# AS0331 3.00%, 08/01/43	454,837	455,024
Pool# AU3195 3.00%, 08/01/43	471,159	471,353
Pool# AU3735 3.00%, 08/01/43	462,760	462,951
Pool# AS0210 3.50%, 08/01/43	2,246,631	2,322,860
Pool# AS0212 3.50%, 08/01/43	3,133,328	3,236,737
Pool# AU0949 3.50%, 08/01/43	1,586,950	1,645,567
Pool# AU3742 3.50%, 08/01/43	1,319,804	1,363,460
Pool# AS0225 4.00%, 08/01/43	4,900,402	5,215,978
Pool# AS0255 4.50%, 08/01/43	3,988,604	4,323,907
Pool# AS0263 5.00%, 08/01/43	52,370	57,882
Pool# AS0516 3.00%, 09/01/43	1,065,363	1,065,471
Pool# AS0358 4.00%, 09/01/43	851,790	907,430
Pool# AS0531 4.00%, 09/01/43	1,087,497	1,158,534
Pool# AU6857 4.00%, 09/01/43	1,629,367	1,739,236
Pool# AL4069 4.50%, 09/01/43	290,808	314,395

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AU4299 Pool# AU5665 4.50%, 09/01/43	$440,305	$476,736
Pool# AU6901 Pool# MA1600 3.50%, 10/01/43	3,090,140	3,191,421
Pool# AU4386 4.00%, 10/01/43	656,707	697,770
Pool# AU6744 4.00%, 10/01/43	1,442,681	1,528,626
Pool# AU9029 4.00%, 10/01/43	1,941,266	2,068,075
Pool# AS0829 4.50%, 10/01/43	1,516,774	1,639,799
Pool# AS0860 4.50%, 10/01/43	1,835,363	1,984,230
Pool# AU7580 Pool# AU9522 4.50%, 10/01/43	665,083	720,209
Pool# AS0837 5.00%, 10/01/43	2,418,109	2,667,444
Pool# AS1042 4.00%, 11/01/43	418,368	445,313
Pool# AU5057 4.00%, 11/01/43	1,290,720	1,367,612
Pool# AV0691 4.00%, 12/01/43	464,573	494,920
Pool# AL4608 4.50%, 12/01/43	1,056,878	1,144,259
Pool# AV0663 Pool# AV0664 4.50%, 12/01/43	2,292,452	2,479,665
Pool# AV2918 Pool# AS1559 4.00%, 01/01/44	2,749,698	2,925,924
Pool# AS1586 4.50%, 01/01/44	762,230	824,054
Pool# AV7958 4.50%, 01/01/44	662,122	715,880
Pool# AL5946 5.00%, 01/01/44	1,181,241	1,302,979
Pool# AS1764 4.00%, 02/01/44	516,929	551,515
Pool# AV2253 4.50%, 02/01/44	162,000	175,446
Pool# AV8738 5.00%, 02/01/44	53,682	59,287
Pool# AS2075 4.50%, 03/01/44	2,095,592	2,268,996

29

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AW1161 4.50%, 03/01/44	$454,010	$491,740
Pool# MA1885 5.00%, 03/01/44	125,508	138,666
Pool# AS2117 4.00%, 04/01/44	2,090,666	2,217,395
Pool# AW1555 Pool# MA1888 4.00%, 05/01/44	717,178	759,903
Pool# AS2350 Pool# AS2358 4.50%, 05/01/44	504,857	545,806
Pool# AL5853 5.00%, 05/01/44	1,702,061	1,877,475
Pool# AV0967 4.50%, 06/01/44	47,070	50,900
Pool# AV2799 4.50%, 06/01/44	743,000	804,681
Pool# AW2478 4.50%, 06/01/44	702,028	767,356
Pool# AW3625 Pool# AW7042 Pool# MA1926 4.50%, 06/01/44	1,568,884	1,706,099
Pool# AS2950 4.00%, 07/01/44	131,685	139,601
Pool# AL5573 5.00%, 07/01/44	800,126	883,655
Pool# AW8949 5.00%, 07/01/44	216,151	238,753
Pool# AL5674 4.50%, 08/01/44	1,324,860	1,433,452
Pool# AL6223 4.50%, 08/01/44	5,475,308	5,919,687
Pool# AS3467 4.00%, 10/01/44	179,452	190,299
Pool# AX0888 4.00%, 10/01/44	1,807,807	1,917,150
Pool# AX2491 4.00%, 10/01/44	1,443,544	1,531,451
Pool# AX2501 4.00%, 10/01/44	2,098,042	2,224,882
Pool# AX5921 5.00%, 10/01/44	880,187	975,750
Pool# AX2164 4.00%, 11/01/44	745,168	789,736
Pool# AS3881 4.50%, 11/01/44	668,159	722,732
Pool# AX7258 5.00%, 11/01/44	881,777	975,076

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AX4902 3.50%, 12/01/44	$6,438,808	$6,651,726
Pool# AX4873 4.00%, 12/01/44	1,608,138	1,709,651
Pool# AX8241 4.50%, 12/01/44	461,392	500,305
Pool# MA2129 4.50%, 12/01/44	218,267	236,585
Pool# AL6432 4.00%, 01/01/45	2,380,326	2,525,277
Pool# MA2145 4.00%, 01/01/45	1,924,462	2,042,252
Pool# AS4515 4.00%, 02/01/45	3,667,812	3,893,037
Pool# AX9512 4.00%, 02/01/45	3,105,535	3,295,844
Pool# AY1306 3.50%, 03/01/45	2,812,127	2,901,291
Pool# AS4630 4.00%, 03/01/45	2,684,353	2,849,435
Pool# MA2217 4.00%, 03/01/45	2,217,754	2,354,184
Pool# MA2229 3.50%, 04/01/45	1,576,890	1,626,889
Federal National Mortgage Association Pool TBA
2.50%, 07/25/30	6,370,000	6,447,165
3.00%, 07/25/30	14,995,000	15,534,937
3.00%, 07/25/45	5,620,000	5,599,035
3.50%, 07/25/45	19,910,000	20,518,189
4.00%, 07/25/45	71,935,000	76,213,723
4.50%, 07/25/45	13,865,000	14,989,365
Government National Mortgage Association I Pool
Pool# 618988 6.00%, 06/15/34	30,709	34,842
Pool# 689575 6.50%, 07/15/38	32,998	37,684
Government National Mortgage Association II Pool TBA
3.50%, 07/15/45	7,490,000	7,773,509
4.00%, 07/15/45	8,815,000	9,341,663

Total U.S. Government Mortgage Backed Agencies (cost $559,526,673)		563,894,703

30

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 8.9%

	Principal Amount	Market Value

Federal Farm Credit Banks
1.46%, 11/19/19	$2,785,000	$2,735,263
Federal Home Loan Banks
0.00%, 08/06/15	17,000,000	16,999,320
0.00%, 08/17/15	14,400,000	14,399,251
0.00%, 09/01/15	20,800,000	20,797,816
0.00%, 09/22/15	15,000,000	14,997,885
0.00%, 10/07/15	20,000,000	19,994,600
0.09%, 10/08/15	20,000,000	19,996,440
0.00%, 12/17/15	20,000,000	19,987,880
5.50%, 07/15/36	9,210,000	11,915,327
Federal Home Loan Mortgage Corp.
0.00%, 09/28/15	12,500,000	12,498,112
Federal National Mortgage Association
1.70%, 08/28/19	2,655,000	2,649,302
1.60%, 12/24/20	4,690,000	4,565,664
Tennessee Valley Authority
5.25%, 09/15/39	1,470,000	1,788,562
4.63%, 09/15/60	3,028,000	3,208,245

Total U.S. Government Sponsored & Agency Obligations (cost $167,190,933)		166,533,667

U.S. Treasury Bonds 5.0%
U.S. Treasury Bonds
6.25%, 08/15/23	9,445,000	12,327,935
4.50%, 02/15/36	10,415,000	13,095,238
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/26 (f)	32,135,000	43,975,443
1.75%, 01/15/28 (f)	7,275,000	9,307,372
3.88%, 04/15/29 (f)	7,265,000	14,809,950

Total U.S. Treasury Bonds (cost $95,667,427)		93,515,938

U.S. Treasury Notes 17.2%
U.S. Treasury Inflation Indexed Notes,
1.13%, 01/15/21 (f)	7,785,000	8,906,226
U.S. Treasury Notes
0.25%, 12/31/15	65,000,000	65,035,555
0.38%, 01/31/16	35,000,000	35,046,480
0.38%, 03/31/16	10,000,000	10,010,160
0.63%, 08/15/16	57,000,000	57,160,284
3.25%, 03/31/17	1,750,000	1,832,168
3.63%, 08/15/19	81,555,000	88,780,284

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.13%, 12/31/21	$25,955,000	$26,157,760
2.75%, 02/15/24	29,495,000	30,621,798

Total U.S. Treasury Notes (cost $323,981,837)		323,550,715

Mutual Fund 1.1%

	Shares

Money Market Fund 1.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (g)	21,197,644	21,197,644

Total Mutual Fund (cost $21,197,644)		21,197,644

Total Investments (cost $2,055,813,779) (h) — 108.9%		2,043,553,421
Liabilities in excess of other assets — (8.9)%		(167,483,670)

NET ASSETS — 100.0%		$1,876,069,751

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $128,133,204 which represents 6.83% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2015. The maturity date reflects the next call date.

(d)	Fair valued security.

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at June 30, 2015.

(f)	Principal amounts are not adjusted for inflation.

(g)	Represents 7-day effective yield as of June 30, 2015.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

31

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund (Continued)

†	Amount rounds to less than 0.1%.

AS	Stock Corporation

BV	Private Limited Liability Company

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

PLC	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.
REIT	Real Estate Investment Trust

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

SAB de CV	Public Traded Company

SpA	Limited Share Company

TBA	To Be Announced

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
363	90 Day Bank Bill Future	12/16/15	$244,198,579	$426,425
289	90 Day Euroyen	12/14/15	58,937,605	(12,320)
145	U.S. Treasury 10 Year Note	09/21/15	18,294,922	51,593
51	U.S. Treasury 5 Year Note	09/30/15	6,082,148	6,593

			$327,513,254	$472,291

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(174)	EURO FX CURR Future	09/14/15	$24,264,300	$(452,320)
(139)	EURO-BUXL Future	09/08/15	23,033,871	1,612,856
(86)	EURO-OAT Future	09/08/15	14,043,119	320,216
(407)	Mexican Peso Future	09/14/15	12,875,445	218,136
(370)	New Zealand Dollar Future	09/14/15	24,915,800	1,060,405
(417)	South African Rand Future	09/14/15	16,898,925	(267,505)
(40)	U.S. Treasury 2 Year Note	09/30/15	8,757,500	(5,764)
(86)	U.S. Treasury Long Bond	09/21/15	12,972,562	32,603
(183)	U.S. Treasury Ultra Bond	09/21/15	28,193,437	146,610

			$165,954,959	$2,665,237

At June 30, 2015, the Fund had $6,540,000.00 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements

32

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund
Assets:
Investments, at value (cost $2,055,813,779)	$2,043,553,421
Cash	50,158,214
Deposits with broker for futures contracts	6,540,000
Foreign currencies, at value (cost $443,021)	432,059
Interest and dividends receivable	12,102,798
Receivable for investments sold	44,336,225
Receivable for capital shares issued	205,018
Reclaims receivable	3,668
Receivable for variation margin on futures contracts	524,727
Prepaid expenses	13,679

Total Assets	2,157,869,809

Liabilities:
Payable for investments purchased	278,464,931
Payable for capital shares redeemed	2,542,376
Accrued expenses and other payables:
Investment advisory fees	683,310
Fund administration fees	41,215
Distribution fees	16,990
Administrative servicing fees	10,820
Accounting and transfer agent fees	2,982
Custodian fees	9,147
Compliance program costs (Note 3)	1,454
Professional fees	18,647
Printing fees	7,838
Other	348

Total Liabilities	281,800,058

Net Assets	$1,876,069,751

Represented by:
Capital	$1,841,590,137
Accumulated undistributed net investment income	22,525,052
Accumulated net realized gains from investments, futures, and foreign currency transactions	21,201,787
Net unrealized appreciation/(depreciation) from investments	(12,260,358)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,137,528
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(124,395)

Net Assets	$1,876,069,751

33

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$4,483,917
Class II Shares	81,833,429
Class Y Shares	1,789,752,405

Total	$1,876,069,751

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	391,292
Class II Shares	7,161,026
Class Y Shares	155,713,089

Total	163,265,407

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.46
Class II Shares	$11.43
Class Y Shares	$11.49

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$23,210,198
Dividend income	10,055

Total Income	23,220,253

EXPENSES:
Investment advisory fees	3,646,707
Fund administration fees	238,166
Distribution fees Class II Shares	107,537
Administrative servicing fees Class I Shares	3,354
Administrative servicing fees Class II Shares	65,314
Professional fees	44,456
Printing fees	9,638
Trustee fees	23,835
Custodian fees	29,817
Accounting and transfer agent fees	17,382
Compliance program costs (Note 3)	3,091
Other	18,316

Total Expenses	4,207,613

NET INVESTMENT INCOME	19,012,640

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,673,672
Net realized gains from futures transactions (Note 2)	6,192,146
Net realized gains from foreign currency transactions (Note 2)	357,175

Net realized gains from investments, futures, and foreign currency transactions	8,222,993

Net change in unrealized appreciation/(depreciation) from investments	(32,255,997)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,875,929
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(239,441)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(28,619,509)

Net realized/unrealized losses from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(20,396,516)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,383,876)

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$19,012,640	$34,100,370
Net realized gains from investments, futures, and foreign currency transactions	8,222,993	21,541,606
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	(28,619,509)	16,272,216

Change in net assets resulting from operations	(1,383,876)	71,914,192

Distributions to Shareholders From:
Net investment income:
Class I	–	(97,060)
Class II	–	(1,743,843)
Class Y	–	(34,018,588)

Change in net assets from shareholder distributions	–	(35,859,491)

Change in net assets from capital transactions	367,528,799	153,871,976

Change in net assets	366,144,923	189,926,677

Net Assets:
Beginning of period	1,509,924,828	1,319,998,151

End of period	$1,876,069,751	$1,509,924,828

Accumulated undistributed net investment income at end of period	$22,525,052	$3,512,412

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$981,096	$4,299,953
Dividends reinvested	–	97,060
Cost of shares redeemed	(881,250)	(1,826,147)

Total Class I Shares	99,846	2,570,866

Class II Shares
Proceeds from shares issued	15,281,258	39,551,979
Dividends reinvested	–	1,743,843
Cost of shares redeemed	(16,115,039)	(19,164,174)

Total Class II Shares	(833,781)	22,131,648

Class Y Shares
Proceeds from shares issued	393,474,889	170,058,106
Dividends reinvested	–	34,018,588
Cost of shares redeemed	(25,212,155)	(74,907,232)

Total Class Y Shares	368,262,734	129,169,462

	$367,528,799	$153,871,976

36

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	84,798	377,457
Reinvested	–	8,515
Redeemed	(76,233)	(158,931)

Total Class I Shares	8,565	227,041

Class II Shares
Issued	1,324,029	3,437,541
Reinvested	–	153,278
Redeemed	(1,399,334)	(1,668,192)

Total Class II Shares	(75,305)	1,922,627

Class Y Shares
Issued	33,904,080	14,769,361
Reinvested	–	2,979,437
Redeemed	(2,181,782)	(6,501,813)

Total Class Y Shares	31,722,298	11,246,985

Total change in shares	31,655,558	13,396,653

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

37

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$11.45	0.12	(0.11)	0.01	–	–	–	$11.46	0.09%		$4,483,917	0.64%	2.18%	0.64%	118.26%
Year Ended December 31, 2014 (d)	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%
Year Ended December 31, 2013 (d)	$11.82	0.20	(0.41)	(0.21)	(0.22)	(0.24)	(0.46)	$11.15	(1.77%	)	$1,735,406	0.65%	1.70%	0.65%	333.09%
Year Ended December 31, 2012 (d)	$11.49	0.24	0.60	0.84	(0.28)	(0.23)	(0.51)	$11.82	7.38%		$1,966,859	0.66%	2.05%	0.66%	317.74%
Year Ended December 31, 2011 (d)	$11.10	0.29	0.41	0.70	(0.30)	(0.01)	(0.31)	$11.49	6.37%		$1,106,265	0.66%	2.53%	0.66%	368.09%
Year Ended December 31, 2010 (d)	$10.79	0.34	0.55	0.89	(0.31)	(0.27)	(0.58)	$11.10	8.35%		$624,053	0.69%	3.01%	0.69%	338.94%

Class II Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$11.43	0.11	(0.11)	–	–	–	–	$11.43	–		$81,833,429	0.89%	1.93%	0.89%	118.26%
Year Ended December 31, 2014 (d)	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%
Year Ended December 31, 2013 (d)	$11.80	0.17	(0.42)	(0.25)	(0.18)	(0.24)	(0.42)	$11.13	(2.05%	)	$59,155,847	0.90%	1.45%	0.90%	333.09%
Year Ended December 31, 2012 (d)	$11.47	0.21	0.60	0.81	(0.25)	(0.23)	(0.48)	$11.80	7.12%		$62,591,241	0.91%	1.81%	0.91%	317.74%
Year Ended December 31, 2011 (d)	$11.09	0.26	0.40	0.66	(0.27)	(0.01)	(0.28)	$11.47	6.05%		$49,816,557	0.91%	2.28%	0.91%	368.09%
Year Ended December 31, 2010 (d)	$10.78	0.31	0.56	0.87	(0.29)	(0.27)	(0.56)	$11.09	8.11%		$31,219,410	0.94%	2.78%	0.94%	338.94%

Class Y Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$11.48	0.13	(0.12)	0.01	–	–	–	$11.49	0.09%		$1,789,752,405	0.49%	2.34%	0.49%	118.26%
Year Ended December 31, 2014 (d)	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%
Year Ended December 31, 2013 (d)	$11.84	0.22	(0.42)	(0.20)	(0.23)	(0.24)	(0.47)	$11.17	(1.65%	)	$1,259,106,898	0.50%	1.86%	0.50%	333.09%
Year Ended December 31, 2012 (d)	$11.50	0.26	0.61	0.87	(0.30)	(0.23)	(0.53)	$11.84	7.60%		$1,054,112,611	0.51%	2.21%	0.51%	317.74%
Year Ended December 31, 2011 (d)	$11.11	0.30	0.41	0.71	(0.31)	(0.01)	(0.32)	$11.50	6.52%		$903,907,635	0.51%	2.69%	0.51%	368.09%
Year Ended December 31, 2010 (d)	$10.80	0.35	0.56	0.91	(0.33)	(0.27)	(0.60)	$11.11	8.50%		$615,271,141	0.54%	3.15%	0.54%	338.94%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

38

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

39

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are

40

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$59,201,126	$—	$59,201,126
Commercial Mortgage Backed Securities	—	143,441,154	—	143,441,154
Corporate Bonds
Aerospace & Defense	—	4,728,992	—	4,728,992
Airlines	—	60,539	—	60,539
Auto Components	—	676,487	—	676,487
Automobiles	—	397,850	—	397,850
Banks	—	81,831,024	—	81,831,024
Beverages	—	6,023,579	—	6,023,579
Biotechnology	—	4,043,464	—	4,043,464
Building Products	—	178,213	—	178,213
Capital Markets	—	47,309,632	—	47,309,632
Chemicals	—	5,182,683	—	5,182,683
Commercial Services & Supplies	—	1,077,781	—	1,077,781
Communications Equipment	—	388,056	—	388,056
Construction & Engineering	—	60,825	—	60,825
Construction Materials	—	423,790	—	423,790
Consumer Finance	—	10,882,199	—	10,882,199
Containers & Packaging	—	3,526,462	—	3,526,462
Distributors	—	1,903,220	—	1,903,220
Diversified Financial Services	—	5,522,709	—	5,522,709
Diversified Telecommunication Services	—	70,531,068	—	70,531,068
Electric Utilities	—	16,415,001	—	16,415,001
Electrical Equipment	—	2,861,684	—	2,861,684
Electronic Equipment & Instruments	—	280,937	—	280,937
Energy Equipment & Services	—	174,700	—	174,700
Food & Staples Retailing	—	509,783	—	509,783
Food Products	—	27,431,139	—	27,431,139
Gas Utilities	—	38,793,693	—	38,793,693
Health Care Providers & Services	—	29,338,546	—	29,338,546
Hotels, Restaurants & Leisure	—	12,172,276	—	12,172,276
Household Durables	—	2,039,872	—	2,039,872
Industrial Conglomerates	—	2,965,523	—	2,965,523
Information Technology Services	—	912,948	—	912,948
Insurance	—	9,887,329	—	9,887,329
Internet & Catalog Retail	—	356,189	—	356,189
Machinery	—	325,713	—	325,713
Media	—	18,448,369	—	18,448,369
Metals & Mining	—	10,625,074	—	10,625,074
Multiline Retail	—	3,946,023	—	3,946,023
Multi-Utilities & Unregulated Power	—	2,251,485	—	2,251,485
Oil, Gas & Consumable Fuels	—	35,545,953	—	35,545,953

41

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Paper & Forest Products	$—	$148,400	$—	$148,400
Pharmaceuticals	—	30,271,748	—	30,271,748
Real Estate Investment Trusts (REITs)	—	15,970,986	—	15,970,986
Real Estate Management & Development	—	598,931	—	598,931
Road & Rail	—	5,535,486	—	5,535,486
Semiconductors & Semiconductor Equipment	—	6,507,405	—	6,507,405
Software	—	6,136,821	—	6,136,821
Specialty Retail	—	527,288	—	527,288
Technology Hardware, Storage & Peripherals	—	14,916,935	—	14,916,935
Thrifts & Mortgage Finance	—	171,588	—	171,588
Tobacco	—	21,031,616	—	21,031,616
Wireless Telecommunication Services	—	3,545,356	—	3,545,356
Total Corporate Bonds	$—	$565,393,370	$—	$565,393,370
Futures Contracts	3,875,437	—	—	3,875,437
Mutual Fund	21,197,644	—	—	21,197,644
Sovereign Bonds	—	106,825,104	—	106,825,104
U.S. Government Mortgage Backed Agencies	—	563,894,703	—	563,894,703
U.S. Government Sponsored & Agency Obligations	—	166,533,667	—	166,533,667
U.S. Treasury Bonds	—	93,515,938	—	93,515,938
U.S. Treasury Notes	—	323,550,715	—	323,550,715
Total Assets	$25,073,081	$2,022,355,777	$—	$2,047,428,858
Liabilities:
Futures Contracts	(737,909)	—	—	(737,909)
Total Liabilities	$(737,909)	$—	$—	$(737,909)
Total	$24,335,172	$2,022,355,777	$—	$2,046,690,949

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2015, the Fund held two Corporate Bond investments that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Corporate Bonds	Total
Balance as of 12/31/14	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

42

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between interest or dividends, receivables and payables for investments sold or purchased, forward foreign currency contracts and foreign cash recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid, are included in net realized gain or loss from foreign currency transactions and net change in unrealized appreciation/(depreciation) from the translation of assets and liabilities denominated in foreign currencies.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

43

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Interest rate risk	Unrealized appreciation from futures contracts	$3,875,437
Total		$3,875,437

Liabilities:
Futures Contracts*
Interest rate risk	Unrealized depreciation from futures contracts	$737,909
Total		$737,909

*	Includes cumulative appreciation/ (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$6,192,146
Total	$6,192,146

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$3,137,528
Total	$3,137,528

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to manage exposure to changes in the level of interest rates. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

44

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a

45

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Fixed Income, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.45%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) and certain other expenses) from exceeding 0.55% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Up to $25 billion	0.025%
$25 billion and more	0.020%

46

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

During the six months ended June 30, 2015, NFM earned $238,166 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,091.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $68,668.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $2,292,184,566 and sales of $2,004,236,014 (excluding short-term securities).

For the six months ended June 30, 2015, the Fund had purchases of $568,041,777 and sales of $580,903,567 of U.S. Government securities.

47

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,060,851,046	$16,460,603	$(33,758,228)	$(17,297,625)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

48

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

49

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

50

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

51

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

52

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

53

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

54

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

55

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

56

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

57

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

58

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

59

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

60

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

61

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

62

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

63

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Flexible Fixed Income Fund

SAR-FLX-FX 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Flexible Fixed Income Fund

Asset Allocation†

Fixed Income Funds	93.7%
Commodity	7.1%
Liabilities in excess of other assets	(0.8)%
100.0%

Top Holdings††

Federated NVIT High Income Bond Fund, Class Y	19.9%
NVIT Bond Index Fund, Class Y	18.0%
NVIT Core Bond Fund, Class Y	14.0%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	10.0%
NVIT Multi Sector Bond Fund, Class Y	9.0%
PIMCO Variable Insurance Trust — CommodityRealReturn Strategy Portfolio, Institutional Class	7.1%
Nationwide High Yield Bond Fund, Institutional Class	7.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
NVIT Short Term Bond Fund, Class Y	5.0%
iShares JP Morgan USD Emerging Markets Bond ETF	5.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Flexible Fixed Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Fixed Income Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class P Shares	Actual	(b)	1,000.00	1,008.40	2.64	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.17	2.66	0.53

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Flexible Fixed Income Fund

Mutual Funds 95.8%

	Shares	Market Value

Commodity 7.1%
PIMCO Variable Insurance Trust — CommodityRealReturn Strategy Portfolio, Institutional Class (b)	23,258	$106,756

Total Commodity (cost $135,767)		106,756

Fixed Income Funds 88.7%
Eaton Vance VT Floating-Rate Income Fund, ADV Class	16,377	151,322
Federated NVIT High Income Bond Fund, Class Y* (a)	44,019	299,771
Nationwide Core Plus Bond Fund, Institutional Class (a)	7,447	75,809
Nationwide High Yield Bond Fund, Institutional Class (a)	17,282	105,250
NVIT Bond Index Fund, Class Y (a)	25,492	272,250
NVIT Core Bond Fund, Class Y (a)	19,276	211,463
NVIT Multi Sector Bond Fund, Class Y* (a)	14,875	135,809
NVIT Short Term Bond Fund, Class Y (a)	7,202	75,626

Total Fixed Income Funds (cost $1,357,491)		1,327,300

Total Mutual Funds (cost $1,493,258)		1,434,056

Exchange Traded Fund 5.0%
Fixed Income Fund 5.0%
iShares JP Morgan USD Emerging Markets Bond ETF	686	75,405

Total Exchange Traded Fund (cost $78,685)		75,405

Total Investments (cost $1,571,943) (c) — 100.8%		1,509,461
Liabilities in excess of other assets — (0.8)%		(12,068)

NET ASSETS — 100.0%		$1,497,393

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Flexible Fixed Income Fund
Assets:
Investments in affiliates, at value (cost $1,203,943)	$1,175,978
Investments in non-affiliates, at value (cost $368,000)	333,483

Total Investments, at value (total cost $1,571,943)	1,509,461

Receivable for investments sold	26
Receivable for investment advisory fees	5,220
Prepaid expenses	13

Total Assets	1,514,720

Liabilities:
Payable for capital shares redeemed	22
Accrued expenses and other payables:
Fund administration fees	3,074
Distribution fees	308
Accounting and transfer agent fees	122
Custodian fees	544
Compliance program costs (Note 3)	44
Professional fees	5,799
Printing fees	7,405
Other	9

Total Liabilities	17,327

Net Assets	$1,497,393

Represented by:
Capital	$1,566,173
Accumulated undistributed net investment income	8,602
Accumulated net realized losses from affiliated and non-affiliated investments	(14,900)
Net unrealized appreciation/(depreciation) from investments in affiliates	(27,965)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(34,517)

Net Assets	$1,497,393

Net Assets:
Class P Shares	$1,497,393

Total	$1,497,393

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	155,005

Total	155,005

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.66

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Flexible Fixed Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,514
Dividend income from affiliates	4,054

Total Income	12,568

EXPENSES:
Offering costs	5,863
Investment advisory fees	1,497
Fund administration fees	19,022
Distribution fees Class P Shares	1,871
Professional fees	6,370
Printing fees	6,819
Trustee fees	21
Accounting and transfer agent fees	9
Other	1,762

Total expenses before expenses reimbursed	43,234

Expenses reimbursed by adviser (Note 3)	(39,268)

Net Expenses	3,966

NET INVESTMENT INCOME	8,602

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(2,564)
Net realized losses from investment transactions with non-affiliates	(3,414)

Net realized losses from affiliated and non-affiliated investments	(5,978)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,884
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(680)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	10,204

Net realized/unrealized gains from affiliated and non-affiliated investments	4,226

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,828

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Flexible Fixed Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014 (a)
Operations:
Net investment income	$8,602	$36,491
Net realized losses from affiliated and non-affiliated investments	(5,978)	(8,840)
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	10,204	(72,686)

Change in net assets resulting from operations	12,828	(45,035)

Distributions to Shareholders From:
Net investment income:
Class P	–	(38,694)

Change in net assets from shareholder distributions	–	(38,694)

Change in net assets from capital transactions	(36,911)	1,605,205

Change in net assets	(24,083)	1,521,476

Net Assets:
Beginning of period	1,521,476	–

End of period	$1,497,393	$1,521,476

Accumulated undistributed net investment income at end of period	$8,602	$–

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$87,123	$6,339,317
Dividends reinvested	–	38,694
Cost of shares redeemed	(124,034)	(4,772,806)

Total Class P Shares	(36,911)	1,605,205

Change in net assets from capital transactions	$(36,911)	$1,605,205

SHARE TRANSACTIONS:
Class P Shares
Issued	8,968	629,524
Reinvested	–	4,039
Redeemed	(12,823)	(474,703)

Total Class P Shares	(3,855)	158,860

Total change in shares	(3,855)	158,860

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Fixed Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover
Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.58	0.06	0.02	0.08	–	–	$9.66	0.84%		$1,497,393	0.53%	1.15%		5.78%	8.21%
Period Ended December 31, 2014 (e)(f)	$10.00	0.24	(0.41)	(0.17)	(0.25)	(0.25)	$9.58	(1.70%	)	$1,521,476	0.54%	2.35%	(g)	6.11%	322.17%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Flexible Fixed Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund,”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Six Months Ended June 30, 2015 Amount	Total
$58,071	$39,268	$97,339

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $19,022 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

4.  Investments in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gains Distributions	Market Value at June 30, 2015
Federated NVIT High Income Bond Fund, Class Y	$309,518	$17,074	$34,039	$—	$(1,545)	$—	$299,771
Nationwide Core Plus Bond Fund, Institutional Class	77,127	6,551	6,967	1,153	53	—	75,809
Nationwide High Yield Bond Fund, Institutional Class	108,168	7,311	9,357	2,901	(544)	—	105,250
NVIT Bond Index Fund, Class Y	276,659	26,237	30,531	—	281	—	272,250
NVIT Core Bond Fund, Class Y	215,287	18,030	23,100	—	(189)	—	211,463
NVIT Multi Sector Bond Fund, Class Y	138,346	10,036	12,897	—	(550)	—	135,809
NVIT Short Term Bond Fund, Class Y	76,786	4,049	5,937	—	(70)	—	75,626

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $124,547 and sales of $151,925 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Information about unaffiliated

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,577,845	$—	$(68,384)	$(68,384)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

17

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

18

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

19

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

20

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

21

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

22

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

23

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

24

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

25

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

26

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

27

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Flexible Moderate Growth Fund

SAR-FLX-MOD 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Flexible Moderate Growth Fund

Asset Allocation†

Equity Funds	64.4%
Fixed Income Funds	20.1%
Alternative Assets	16.1%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	18.0%
NVIT Core Bond Fund, Class Y	15.0%
Nationwide Portfolio Completion Fund, Institutional Class	14.0%
NVIT Mid Cap Index Fund, Class Y	14.0%
Nationwide US Small Cap Value Fund, Institutional Class	8.0%
NVIT International Index Fund, Class Y	8.0%
NVIT Real Estate Fund, Class Y	7.0%
Nationwide Global Equity Fund, Institutional Class	5.0%
Federated NVIT High Income Bond Fund, Class Y	5.0%
NVIT Emerging Markets Fund, Class Y	4.0%
Rydex Variable Trust — Managed Futures Strategy Fund	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	NVIT Flexible Moderate Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Flexible Moderate Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class P Shares	Actual	(b)	1,000.00	1,009.20	2.74	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.07	2.76	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Flexible Moderate Growth Fund

Mutual Funds 100.6%

	Shares	Market Value

Alternative Assets 16.1%
Nationwide Portfolio Completion Fund, Institutional Class (a)	30,372	$286,105
Rydex Variable Trust — Managed Futures Strategy Fund*	1,942	40,247

Total Alternative Assets (cost $339,981)		326,352

Equity Funds 64.4%
Nationwide Global Equity Fund, Institutional Class (a)	6,329	101,891
Nationwide US Small Cap Value Fund, Institutional Class (a)	11,591	162,853
NVIT Emerging Markets Fund, Class Y (a)	7,517	82,540
NVIT International Index Fund, Class Y (a)	16,904	162,114
NVIT Mid Cap Index Fund, Class Y (a)	10,912	285,023
NVIT Real Estate Fund, Class Y (a)	18,219	142,293
NVIT S&P 500 Index Fund, Class Y (a)	25,339	366,910

Total Equity Funds (cost $1,332,275)		1,303,624

Fixed Income Funds 20.1%
Federated NVIT High Income Bond Fund, Class Y* (a)	14,925	101,638
NVIT Core Bond Fund, Class Y (a)	27,795	304,914

Total Fixed Income Funds (cost $414,432)		406,552

Total Mutual Funds (cost $2,086,688)		2,036,528

Total Investments (cost $2,086,688) (b) — 100.6%		2,036,528
Liabilities in excess of other assets — (0.6)%		(12,148)

NET ASSETS — 100.0%		$2,024,380

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Flexible Moderate Growth Fund
Assets:
Investments in affiliates, at value (cost $2,050,207)	$1,996,281
Investments in non-affiliates, at value (cost $36,481)	40,247

Total Investments, at value (total cost $2,086,688)	2,036,528

Receivable for investments sold	49
Receivable for investment advisory fees	5,147
Prepaid expenses	17

Total Assets	2,041,741

Liabilities:
Payable for capital shares redeemed	43
Accrued expenses and other payables:
Fund administration fees	3,083
Distribution fees	414
Accounting and transfer agent fees	123
Custodian fees	531
Compliance program costs (Note 3)	43
Professional fees	5,736
Printing fees	7,387
Other	1

Total Liabilities	17,361

Net Assets	$2,024,380

Represented by:
Capital	$2,079,919
Accumulated net investment loss	(3,787)
Accumulated net realized losses from affiliated and non-affiliated investments	(1,592)
Net unrealized appreciation/(depreciation) from investments in affiliates	(53,926)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,766

Net Assets	$2,024,380

Net Assets:
Class P Shares	$2,024,380

Total	$2,024,380

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	204,449

Total	204,449

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$9.90

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Flexible Moderate Growth Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,611

Total Income	1,611

EXPENSES:
Offering costs	5,863
Investment advisory fees	1,963
Fund administration fees	19,072
Distribution fees Class P Shares	2,453
Professional fees	6,430
Printing fees	6,842
Trustee fees	28
Accounting and transfer agent fees	11
Other	1,804

Total expenses before expenses reimbursed	44,466

Expenses reimbursed by adviser (Note 3)	(39,068)

Net Expenses	5,398

NET INVESTMENT LOSS	(3,787)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(1,466)
Net realized gains from investment transactions with non-affiliates	738

Net realized losses from affiliated and non-affiliated investments	(728)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	22,574
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(890)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	21,684

Net realized/unrealized gains from affiliated and non-affiliated investments	20,956

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,169

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	NVIT Flexible Moderate Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014 (a)
Operations:
Net investment income/(loss)	$(3,787)	$30,725
Net realized gains/(losses) from affiliated and non-affiliated investments	(728)	65,472
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	21,684	(71,844)

Change in net assets resulting from operations	17,169	24,353

Distributions to Shareholders From:
Net investment income:
Class P	–	(38,961)
Net realized gains:
Class P	–	(59,927)

Change in net assets from shareholder distributions	–	(98,888)

Change in net assets from capital transactions	89,808	1,991,938

Change in net assets	106,977	1,917,403

Net Assets:
Beginning of period	1,917,403	–

End of period	$2,024,380	$1,917,403

Accumulated net investment loss at end of period	$(3,787)	$–

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$118,647	$2,557,568
Dividends reinvested	–	98,888
Cost of shares redeemed	(28,839)	(664,518)

Total Class P Shares	89,808	1,991,938

Change in net assets from capital transactions	$89,808	$1,991,938

SHARE TRANSACTIONS:
Class P Shares
Issued	11,802	251,232
Reinvested	–	10,039
Redeemed	(2,887)	(65,737)

Total Class P Shares	8,915	195,534

Total change in shares	8,915	195,534

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Flexible Moderate Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover
Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$9.81	(0.02)	0.11	0.09	–	–	–	$9.90	0.92%	$2,024,380	0.55%	(0.39%	)	4.53%	3.39%
Period Ended December 31, 2014 (e)(f)	$10.00	0.19	0.15	0.34	(0.21)	(0.32)	(0.53)	$9.81	3.41%	$1,917,403	0.55%	1.88%	(g)	5.84%	43.59%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Flexible Moderate Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated and unaffiliated mutual funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs described above for debt and equity securities.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.20%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Six Months Ended June 30, 2015 Amount	Total
$57,938	$39,068	$97,006

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $19,072 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y and Institutional Class shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at Dec 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at June 30, 2015
Nationwide Portfolio Completion Fund, Institutional Class	$266,936	$23,178	$2,389	$587	$(95)	$286,105
Nationwide Global Equity Fund, Institutional Class	94,694	6,297	128	601	5	101,891
Nationwide US Small Cap Value Fund, Institutional Class	157,710	6,631	5,864	423	(530)	162,853
NVIT Emerging Markets Fund, Class Y	75,378	9,251	1,877	—	45	82,540
NVIT International Index Fund, Class Y	151,659	12,026	11,523	—	(315)	162,114
NVIT Mid Cap Market Index Fund, Class Y	272,992	16,611	15,500	—	757	285,023
NVIT Real Estate Fund, Class Y	136,252	30,958	13,821	—	(2,228)	142,293
NVIT S&P 500 Index Fund, Class Y	347,941	23,229	8,374	—	889	366,910
Federated NVIT High Income Bond Fund	96,106	3,256	4	—	—	101,638
NVIT Core Bond Fund, Class Y	287,346	20,315	4,113	—	6	304,914

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit. JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $154,853 and sales of $67,379 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of the Nationwide Mutual Funds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated and unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,108,900	$21,614	$(93,986)	$(72,372)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H. J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

17

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

18

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

19

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

20

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

21

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

22

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

23

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

24

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

25

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

26

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

27

Semiannual Report

June 30, 2015 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund

SAR-FOS 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Lazard NVIT Flexible Opportunistic Strategies Fund

Asset Allocation†

Equity Funds	48.6%
Fixed Income Funds	18.9%
Closed-End Mutual Funds	5.7%
Exchange Traded Notes	3.9%
Other assets in excess of liabilities ††	22.9%
100.0%

Top Holdings†††

PowerShares Fundamental High Yield Corporate Bond Portfolio	13.1%
SPDR KBW Regional Banking ETF	9.7%
iShares MSCI Japan ETF	8.9%
iShares North American Tech ETF	7.5%
Vanguard Short-Term Corporate Bond ETF	6.3%
Adams Natural Resources Fund, Inc.	5.6%
iShares U.S. Consumer Services ETF	5.2%
iShares MSCI USA Minimum Volatility ETF	5.0%
iShares MSCI Europe Small-Cap ETF	4.3%
iShares MSCI Japan Small-Cap ETF	3.9%
Other Holdings	30.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Lazard NVIT Flexible Opportunistic Strategies Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Lazard NVIT Flexible Opportunistic Strategies Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class P Shares	Actual	(b)	1,000.00	993.20	5.49	1.11
	Hypothetical	(b)(c)	1,000.00	1,019.29	5.56	1.11

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund

Mutual Funds 5.7%

	Shares	Market Value

Closed-End Mutual Funds 5.7%
Adams Natural Resources Fund, Inc.	11,345	$253,334
Salient Midstream & MLP Fund	4,120	83,100

Total Mutual Funds (cost $372,164)		336,434

Exchange Traded Funds 67.5%
Equity Funds 48.6%
Guggenheim S&P 500 Equal Weight ETF	1,835	146,433
iShares MSCI Europe Small-Cap ETF	4,235	197,182
iShares MSCI Germany ETF	4,120	114,866
iShares MSCI Japan ETF	31,835	407,806
iShares MSCI Japan Small-Cap ETF	3,035	179,065
iShares MSCI Spain Capped ETF	3,410	114,405
iShares MSCI Taiwan ETF	9,315	146,991
iShares MSCI USA Minimum Volatility ETF	5,620	226,598
iShares North American Tech ETF	3,315	343,567
iShares U.S. Consumer Services ETF	1,640	234,717
SPDR Barclays Convertible Securities ETF	3,090	146,991
SPDR KBW Regional Banking ETF	10,040	443,366
SPDR Russell/Nomura PRIME Japan ETF	3,630	177,063

Total Equity Funds (cost $2,862,226)		2,879,050

Fixed Income Funds 18.9%
iShares 20+ Year Treasury Bond ETF	1,010	118,634
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,010	116,877
PowerShares Fundamental High Yield Corporate Bond Portfolio	31,910	595,441
Vanguard Short-Term Corporate Bond ETF	3,595	286,090

Total Fixed Income Funds (cost $1,139,622)		1,117,042

Total Exchange Traded Funds (cost $4,001,848)		3,996,092

Exchange Traded Notes 3.9%

	Principal Amount	Market Value

Exchange Traded Notes 3.9%
VelocityShares Daily Inverse VIX Medium Term ETN*	$2,770	$128,722
VelocityShares Daily Inverse VIX Short Term ETN*	2,480	100,713

Total Exchange Traded Notes (cost $229,609)		229,435

Total Investments (cost $4,603,621) (a) — 77.1%		4,561,961
Other assets in excess of liabilities — 22.9%		1,356,981

NET ASSETS — 100.0%		$5,918,942

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

ETN	Exchange Traded Note

VIX	Chicago Board Options Exchange Volatility Index

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund
Assets:
Investments, at value (cost $4,603,621)	$4,561,961
Cash	1,233,848
Dividends receivable	7,448
Receivable for investments sold	133,039
Receivable for investment advisory fees	5,068
Prepaid expenses	193

Total Assets	5,941,557

Liabilities:
Payable for capital shares redeemed	34
Accrued expenses and other payables:
Fund administration fees	6,192
Distribution fees	1,221
Accounting and transfer agent fees	120
Custodian fees	407
Compliance program costs (Note 3)	29
Professional fees	4,915
Printing fees	9,639
Other	58

Total Liabilities	22,615

Net Assets	$5,918,942

Represented by:
Capital	$5,829,634
Accumulated undistributed net investment income	5,835
Accumulated net realized gains from investments and forward and foreign currency transactions	125,133
Net unrealized appreciation/(depreciation) from investments	(41,660)

Net Assets	$5,918,942

Net Assets:
Class P Shares	$5,918,942

Total	$5,918,942

Shares Outstanding (unlimited number of shares authorized):
Class P Shares	582,231

Total	582,231

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class P Shares	$10.17

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Lazard NVIT Flexible Opportunistic Strategies Fund
INVESTMENT INCOME:
Dividend income	$37,427
Interest income	957

Total Income	38,384

EXPENSES:
Offering costs	15,423
Investment advisory fees	23,458
Fund administration fees	38,302
Distribution fees Class P Shares	7,330
Professional fees	6,356
Printing fees	9,773
Trustee fees	83
Accounting and transfer agent fees	9
Other	1,887

Total expenses before expenses reimbursed	102,621

Expenses reimbursed by adviser (Note 3)	(70,072)

Net Expenses	32,549

NET INVESTMENT INCOME	5,835

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	216,509
Net realized losses from forward and foreign currency transactions (Note 2)	(33,319)

Net realized gains from investments and forward and foreign currency transactions	183,190

Net change in unrealized appreciation/(depreciation) from investments	(233,577)

Net realized/unrealized losses from investments forward and foreign currency transactions	(50,387)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,552)

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	Lazard NVIT Flexible Opportunistic Strategies Fund
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014 (a)
Operations:
Net investment income	$5,835	$21,792
Net realized gains/(losses) from investments and forward and foreign currency transactions	183,190	(27,090)
Net change in unrealized appreciation/(depreciation) from investments	(233,577)	191,917

Change in net assets resulting from operations	(44,552)	186,619

Distributions to Shareholders From:
Net investment income:
Class P	–	(40,272)
Net realized gains:
Class P	–	(24,611)

Change in net assets from shareholder distributions	–	(64,883)

Change in net assets from capital transactions	167,092	5,674,666

Change in net assets	122,540	5,796,402

Net Assets:
Beginning of period	5,796,402	–

End of period	$5,918,942	$5,796,402

Accumulated undistributed net investment income at end of period	$5,835	$–

CAPITAL TRANSACTIONS:
Class P Shares
Proceeds from shares issued	$208,656	$6,055,220
Dividends reinvested	–	64,883
Cost of shares redeemed	(41,564)	(445,437)

Total Class P Shares	167,092	5,674,666

Change in net assets from capital transactions	$167,092	$5,674,666

SHARE TRANSACTIONS:
Class P Shares
Issued	20,283	602,993
Reinvested	–	6,300
Redeemed	(4,004)	(43,341)

Total Class P Shares	16,279	565,952

Total change in shares	16,279	565,952

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Lazard NVIT Flexible Opportunistic Strategies Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover
Class P Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.24	0.01	(0.08)	(0.07)	–	–	–	$10.17	(0.68%	)	$5,918,942	1.11%	0.20%		3.50%	153.90%
Period Ended December 31, 2014 (e)(f)	$10.00	0.04	0.31	0.35	(0.07)	(0.04)	(0.11)	$10.24	3.55%		$5,796,402	1.12%	0.38%	(g)	3.71%	239.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, unless otherwise noted.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(g)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Lazard NVIT Flexible Opportunistic Strategies Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated exchange-traded funds (“ETFs”) and closed-end funds (each, an “Underlying Fund”, or collectively, “Underlying Funds”) representing a variety of asset classes. The Fund also invests in exchange-traded notes (“ETN”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class P shares.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Closed-end and exchange-traded funds are valued at their last reported sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Exchange Traded Notes are valued at the last quoted sales price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

At June 30, 2015, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(33,319)
Total	$(33,319)

During the six months ended June 30, 2015, the subadviser utilized forward foreign currency contracts to gain exposure to certain currencies in foreign markets.

For the six months ended June 30, 2015, the average amounts of outstanding derivative financial instruments were as follows.

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased (a)	$909,698
Average Settlement Value Sold (a)	$1,024,300

(a)	The Fund entered into forward foreign currency exchange contracts from March 12, 2015 through June 9, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

ex-dividend date and is recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.80%
$100 million and more	0.70%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.80%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.86% for Class P shares of the Fund until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2014 Amount (a)	Six Months Ended June 30, 2015 Amount	Total
$97,987	$70,072	$168,059

(a)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $38,302 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class P shares of the Fund at an annual rate of 0.25%.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Line of Credit and Earnings Credit

Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $7,466,186 and sales of $7,026,014 (excluding short-term securities).

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

6.  Portfolio Investment Risks from Underlying Funds

Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$4,609,206	$55,142	$(102,387)	$(47,245)

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

16

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

17

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

18

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

19

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

20

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

21

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

22

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

23

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

24

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

25

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

26

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

27

Semiannual Report

June 30, 2015 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

SAR-LW-CAP 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Loring Ward NVIT Capital Appreciation Fund

Asset Allocation†

Equity Funds	85.0%
Fixed Income Funds	13.3%
Money Market Fund	2.1%
Liabilities in excess of other assets	(0.4)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	21.0%
DFA VA International Value Portfolio	17.7%
DFA VA U.S. Large Value Portfolio	15.0%
DFA U.S. Small Cap Portfolio, Institutional Class	10.0%
DFA VA International Small Portfolio	9.0%
DFA VA Global Bond Portfolio	7.1%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	7.1%
DFA VA Short-Term Fixed Portfolio	6.1%
DFA Real Estate Securities Portfolio, Institutional Class	5.0%
NVIT Money Market Fund, Class Y	2.0%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Loring Ward NVIT Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Capital Appreciation Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,027.80	3.77	0.75
	Hypothetical	(b)(c)	1,000.00	1,021.08	3.76	0.75
Class P Shares	Actual	(b)	1,000.00	1,028.40	2.92	0.58
	Hypothetical	(b)(c)	1,000.00	1,021.92	2.91	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

Mutual Funds 100.4%

	Shares	Market Value

Equity Funds 85.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	10,440	$201,386
DFA Real Estate Securities Portfolio, Institutional Class	4,656	142,005
DFA U.S. Core Equity 1 Portfolio, Institutional Class	32,859	598,360
DFA U.S. Small Cap Portfolio, Institutional Class	8,786	284,501
DFA VA International Small Portfolio*	21,169	256,148
DFA VA International Value Portfolio*	40,594	506,205
DFA VA U.S. Large Value Portfolio*	18,382	427,930

Total Equity Funds (cost $2,342,593)		2,416,535

Fixed Income Funds 13.3%
DFA VA Global Bond Portfolio*	18,831	203,558
DFA VA Short-Term Fixed Portfolio*	17,075	174,335

Total Fixed Income Funds (cost $378,131)		377,893

Money Market Fund 2.1%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	58,195	58,195

Total Money Market Fund (cost $58,195)		58,195

Total Mutual Funds (cost $2,778,919)		2,852,623

Total Investments (cost $2,778,919) (c) — 100.4%		2,852,623
Liabilities in excess of other assets — (0.4)%		(10,577)

NET ASSETS — 100.0%		$2,842,046

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of June 30, 2015.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund
Assets:
Investment in affiliate, at value (cost $58,195)	$58,195
Investments in non-affiliates, at value (cost $2,720,724)	2,794,428

Total Investments, at value (total cost $2,778,919)	2,852,623

Receivable for capital shares issued	156
Receivable for investment advisory fees	4,700
Prepaid expenses	49

Total Assets	2,857,528

Liabilities:
Payable for investments purchased	90
Payable for capital shares redeemed	58
Accrued expenses and other payables:
Fund administration fees	3,285
Distribution fees	583
Administrative servicing fees	188
Accounting and transfer agent fees	25
Custodian fees	29
Compliance program costs (Note 3)	13
Professional fees	6,973
Printing fees	4,189
Other	49

Total Liabilities	15,482

Net Assets	$2,842,046

Represented by:
Capital	$2,600,578
Accumulated net investment loss	(672)
Accumulated net realized gains from affiliated and non-affiliated investments	168,436
Net unrealized appreciation/(depreciation) from investments in non-affiliates	73,704

Net Assets	$2,842,046

Net Assets:
Class II Shares	$1,373,931
Class P Shares	1,468,115

Total	$2,842,046

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	112,537
Class P Shares	122,889

Total	235,426

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.21
Class P Shares	$11.95

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,663

Total Income	8,663

EXPENSES:
Investment advisory fees	3,359
Fund administration fees	20,125
Distribution fees Class II	1,796
Distribution fees Class P	1,703
Administrative servicing fees Class II	1,219
Professional fees	6,856
Printing fees	4,347
Trustee fees	39
Custodian fees	60
Accounting and transfer agent fees	92
Other	1,690

Total expenses before expenses reimbursed	41,286

Expenses reimbursed by adviser (Note 3)	(31,951)

Net Expenses	9,335

NET INVESTMENT LOSS	(672)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	102,977
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(32,763)

Net realized/unrealized gains from affiliated and non-affiliated investments	70,214

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$69,542

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	Loring Ward NVIT Capital Appreciation Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(672)	$42,663
Net realized gains from affiliated and non-affiliated investments	102,977	127,055
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(32,763)	(105,679)

Change in net assets resulting from operations	69,542	64,039

Distributions to Shareholders From:
Net investment income:
Class II	–	(22,149)
Class P	–	(23,463)
Net realized gains:
Class II	–	(59,704)
Class P	–	(41,110)

Change in net assets from shareholder distributions	–	(146,426)

Change in net assets from capital transactions	(327,804)	1,142,205

Change in net assets	(258,262)	1,059,818

Net Assets:
Beginning of period	3,100,308	2,040,490

End of period	$2,842,046	$3,100,308

Accumulated net investment loss at end of period	$(672)	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$177,742	$1,461,611
Dividends reinvested	–	81,853
Cost of shares redeemed	(621,813)	(529,856)

Total Class II Shares	(444,071)	1,013,608

Class P Shares
Proceeds from shares issued	135,874	84,053
Dividends reinvested	–	64,573
Cost of shares redeemed	(19,607)	(20,029)

Total Class P Shares	116,267	128,597

Change in net assets from capital transactions	$(327,804)	$1,142,205

SHARE TRANSACTIONS:
Class II Shares
Issued	14,662	117,559
Reinvested	–	6,774
Redeemed	(52,301)	(43,117)

Total Class II Shares	(37,639)	81,216

Class P Shares
Issued	11,288	7,000
Reinvested	–	5,472
Redeemed	(1,632)	(1,623)

Total Class P Shares	9,656	10,849

Total change in shares	(27,983)	92,065

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Capital Appreciation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.88	(0.01)	0.34	0.33	–	–	–	$12.21	2.78%	$1,373,931	0.75%	(0.14%)	3.03%	11.67%
Year Ended December 31, 2014 (f)	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%	$1,784,661	0.73%	1.59%	3.00%	20.96%
Period Ended December 31, 2013 (f)(g)	$10.00	0.28	1.78	2.06	–	(0.03)	(0.03)	$12.03	20.57%	$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.62	–	0.33	0.33	–	–	–	$11.95	2.84%	$1,468,115	0.58%	0.05%	2.87%	11.67%
Year Ended December 31, 2014 (f)	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%	$1,315,647	0.58%	1.47%	3.01%	20.96%
Period Ended December 31, 2013 (f)(g)	$10.00	0.12	1.96	2.08	(0.23)	(0.03)	(0.26)	$11.82	20.82%	$1,210,657	0.59%	1.13%	5.20%	5.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Loring Ward NVIT Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other funds sponsored by Dimensional Fund Advisors LP (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II, and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations. The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following is the valuation policy of the affiliated Underlying Fund:

Securities held by the NVIT Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2016.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2013 Amount (a)	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$64,660	$65,291	$31,951	$161,902

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $20,125 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $1,219.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.17% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Fund. The Fund’s transactions in the shares of the Underlying Fund during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at Dec 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at June 30, 2015
NVIT Money Market Fund, Class Y	$53,678	$5,868	$1,351	$—	$—	$—	$58,195

Amounts designated as “—” are zero or have been rounded to zero.

Further information about the affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $331,140 and sales of $668,585 (excluding short-term securities).

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. NVIT Money Market, which is an Underlying Fund, is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, NVIT Money Market may be required to take certain steps with respect to its structure and/or operations.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,782,122	$92,031	$(21,530)	$70,501

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

15

Supplemental Information

June 30, 2015 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

Loring Ward NVIT Moderate Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

16

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, which had commenced operations in 2013, ranked in the 5th quintile of its performance universe for the one year period ended August 31, 2014. The Trustees took into consideration the Adviser’s observation that the Funds, as funds of funds, had fewer assets allocated to U.S. equities during the period than many of their peer funds, resulting in their underperformance relative to their peers. They also considered that the Funds had only been in operation for a relatively short period of time, and that the Adviser continued to have confidence in the Sub-Adviser’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s responses regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that Loring Ward NVIT Moderate Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked in the first quintile of its expense group and that there was no quintile ranking with respect to Loring Ward NVIT Capital Appreciation Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to the median of its Lipper expense group. The Trustees also noted that the Adviser waived all advisory fees and that there were no quintile rankings with respect to actual advisory fees for either Fund because of the small size of those peer groups for both of the Funds.

17

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–            –            –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

18

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

19

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

20

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

22

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

23

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

24

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

25

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

26

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

27

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

28

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Semiannual Report

June 30, 2015 (Unaudited)

Loring Ward NVIT Moderate Fund

SAR-LW-MOD 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	Loring Ward NVIT Moderate Fund

Asset Allocation†

Equity Funds	64.7%
Fixed Income Funds	33.4%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	18.9%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	17.2%
DFA VA International Value Portfolio	16.8%
DFA VA Short-Term Fixed Portfolio	16.1%
DFA VA U.S. Large Value Portfolio	12.0%
DFA VA International Small Portfolio	9.0%
DFA U.S. Small Cap Portfolio, Institutional Class	8.0%
NVIT Money Market Fund, Class Y	2.0%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

3

Shareholder Expense Example	Loring Ward NVIT Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Loring Ward NVIT Moderate Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15(a)	Expense Ratio During Period (%) 01/01/15 - 06/30/15(a)
Class II Shares	Actual	(b)	1,000.00	1,027.70	3.72	0.74
	Hypothetical	(b)(c)	1,000.00	1,021.12	3.71	0.74
Class P Shares	Actual	(b)	1,000.00	1,028.00	2.92	0.58
	Hypothetical	(b)(c)	1,000.00	1,021.92	2.91	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

Loring Ward NVIT Moderate Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 64.7%
DFA U.S. Core Equity 1 Portfolio, Institutional Class	106,852	$1,945,784
DFA U.S. Small Cap Portfolio, Institutional Class	25,504	825,823
DFA VA International Small Portfolio*	76,354	923,889
DFA VA International Value Portfolio*	138,427	1,726,185
DFA VA U.S. Large Value Portfolio*	52,838	1,230,063

Total Equity Funds (cost $6,308,012)		6,651,744

Fixed Income Funds 33.4%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	141,199	1,770,633
DFA VA Short-Term Fixed Portfolio*	162,634	1,660,488

Total Fixed Income Funds (cost $3,434,584)		3,431,121

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	206,836	206,836

Total Money Market Fund (cost $206,836)		206,836

Total Mutual Funds (cost $9,949,432)		10,289,701

Total Investments (cost $9,949,432) (c) — 100.1%		10,289,701

Liabilities in excess of other assets — (0.1)%		(13,915)

NET ASSETS — 100.0%		$10,275,786

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of June 30, 2015.

(b)	Investment in affiliate.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Loring Ward NVIT Moderate Fund
Assets:
Investment in affiliate, at value (cost $206,836)	$206,836
Investments in non-affiliates, at value (cost $9,742,596)	10,082,865

Total Investments, at value (total cost $9,949,432)	10,289,701

Receivable for investments sold	360
Receivable for investment advisory fees	2,878
Prepaid expenses	205

Total Assets	10,293,144

Liabilities:
Payable for capital shares redeemed	331
Accrued expenses and other payables:
Fund administration fees	3,417
Distribution fees	2,117
Administrative servicing fees	1,107
Accounting and transfer agent fees	24
Custodian fees	41
Compliance program costs (Note 3)	2
Professional fees	6,970
Printing fees	3,302
Other	47

Total Liabilities	17,358

Net Assets	$10,275,786

Represented by:
Capital	$9,805,782
Accumulated net investment loss	(2,767)
Accumulated net realized gains from non-affiliated investments	132,502
Net unrealized appreciation/(depreciation) from investments in non-affiliates	340,269

Net Assets	$10,275,786

Net Assets:
Class II Shares	$8,349,957
Class P Shares	1,925,829

Total	$10,275,786

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	702,262
Class P Shares	164,226

Total	866,488

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.89
Class P Shares	$11.73

The accompanying notes are an integral part of these financial statements.

6

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Loring Ward NVIT Moderate Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$31,648

Total Income	31,648

EXPENSES:
Investment advisory fees	11,595
Fund administration fees	20,860
Distribution fees Class II	9,694
Distribution fees Class P	2,384
Administrative servicing fees Class II	6,385
Professional fees	6,970
Printing fees	4,245
Trustee fees	138
Custodian fees	168
Accounting and transfer agent fees	79
Compliance program costs (Note 3)	14
Other	1,805

Total expenses before expenses reimbursed	64,337

Expenses reimbursed by adviser (Note 3)	(29,922)

Net Expenses	34,415

NET INVESTMENT LOSS	(2,767)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	37,332
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	217,672

Net realized/unrealized gains from non-affiliated investments	255,004

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$252,237

The accompanying notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets

	Loring Ward NVIT Moderate Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income/(loss)	$(2,767)	$108,663
Net realized gains from non-affiliated investments	37,332	130,595
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	217,672	(166,364)

Change in net assets resulting from operations	252,237	72,894

Distributions to Shareholders From:
Net investment income:
Class II	–	(88,128)
Class P	–	(26,905)
Net realized gains:
Class II	–	(73,125)
Class P	–	(21,435)

Change in net assets from shareholder distributions	–	(209,593)

Change in net assets from capital transactions	710,069	5,415,701

Change in net assets	962,306	5,279,002

Net Assets:
Beginning of period	9,313,480	4,034,478

End of period	$10,275,786	$9,313,480

Accumulated net investment loss at end of period	$(2,767)	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$954,334	$4,911,787
Dividends reinvested	–	161,253
Cost of shares redeemed	(235,524)	(334,510)

Total Class II Shares	718,810	4,738,530

Class P Shares
Proceeds from shares issued	50,039	670,511
Dividends reinvested	–	48,340
Cost of shares redeemed	(58,780)	(41,680)

Total Class P Shares	(8,741)	677,171

Change in net assets from capital transactions	$710,069	$5,415,701

SHARE TRANSACTIONS:
Class II Shares
Issued	80,027	416,040
Reinvested	–	13,783
Redeemed	(19,891)	(28,351)

Total Class II Shares	60,136	401,472

Class P Shares
Issued	4,259	56,571
Reinvested	–	4,190
Redeemed	(4,996)	(3,576)

Total Class P Shares	(737)	57,185

Total change in shares	59,399	458,657

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

8

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Loring Ward NVIT Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(d)	Portfolio Turnover (e)
Class II Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.57	(0.01)	0.33	0.32	–	–	–	$11.89	2.77%	$8,349,957	0.74%	(0.09%	)	1.36%	3.30%
Year Ended December 31, 2014 (f)	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%	$7,431,953	0.73%	1.65%		1.64%	5.45%
Period Ended December 31, 2013 (f)(g)	$10.00	0.23	1.54	1.77	(0.08)	(0.06)	(0.14)	$11.63	17.74%	$2,798,295	0.71%	2.11%		3.17%	24.51%

Class P Shares
Six Months Ended June 30, 2015 (f) (Unaudited)	$11.41	–	0.32	0.32	–	–	–	$11.73	2.80%	$1,925,829	0.58%	0.06%		1.20%	3.30%
Year Ended December 31, 2014 (f)	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%	$1,881,527	0.58%	1.61%		1.56%	5.45%
Period Ended December 31, 2013 (f)(g)	$10.00	0.12	1.66	1.78	(0.25)	(0.06)	(0.31)	$11.47	17.80%	$1,236,183	0.58%	1.16%		3.54%	24.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the Loring Ward NVIT Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “fund of funds”, which means that the Fund pursues its objective(s) by allocating its investments primarily among other funds sponsored by Dimensional Fund Advisors LP (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At June 30, 2015, 100% of the market value of the Fund was determined based on Level 1 inputs.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following is the valuation policy of the affiliated Underlying Fund:

Securities held by the NVIT Money Market Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The NVIT Money Market Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

11

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected LWI Financial Inc. (“Loring Ward”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.24%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.33% for all share classes until April 30, 2016.

12

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2013 Amount (a)	Fiscal Year 2014 Amount	Six Months Ended June 30, 2015 Amount	Total
$63,751	$61,369	$29,922	$155,042

(a)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $20,860 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $14.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

13

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $6,385.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.13% for Class II shares.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Fund. The Fund’s transactions in the shares of the Underlying Fund during the six months ended June 30, 2015 were as follows:

Affiliated Issuer	Market Value at December 31, 2014	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at June 30, 2015
NVIT Money Market Fund, Class Y	$166,866	$39,970	$—	$—	$—	$206,836

Amounts designated as “—” are zero or have been rounded to zero.

Further information about the affiliated Underlying Fund may be found in such Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $1,020,486 and sales of $320,857 (excluding short-term securities).

14

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of the investment in the affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. NVIT Money Market, which is an Underlying Fund, is required to comply with these amendments, and the compliance dates for the various amendments range from July 14, 2015 to October 14, 2016. As a result of the amendments, NVIT Money Market may be required to take certain steps with respect to its structure and/or operations.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$9,953,274	$365,785	$(29,358)	$336,427

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

15

Supplemental Information

June 30, 2015 (Unaudited)

Loring Ward NVIT Capital Appreciation Fund

Loring Ward NVIT Moderate Fund

Renewal of Advisory Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”);

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

16

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreement for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and the Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis and its asset allocation methodology;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds, which had commenced operations in 2013, ranked in the 5th quintile of its performance universe for the one year period ended August 31, 2014. The Trustees took into consideration the Adviser’s observation that the Funds, as funds of funds, had fewer assets allocated to U.S. equities during the period than many of their peer funds, resulting in their underperformance relative to their peers. They also considered that the Funds had only been in operation for a relatively short period of time, and that the Adviser continued to have confidence in the Sub-Adviser’s asset allocation strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the Adviser’s responses regarding the Funds’ investment performance were sufficient to support approval of the continuance of the Advisory Agreement for an additional one-year period.

The Trustees noted that Loring Ward NVIT Moderate Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was ranked in the first quintile of its expense group and that there was no quintile ranking with respect to Loring Ward NVIT Capital Appreciation Fund’s total expense ratio because of the small size of the peer group for this Fund, but that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was equal to the median of its Lipper expense group. The Trustees also noted that the Adviser waived all advisory fees and that there were no quintile rankings with respect to actual advisory fees for either Fund because of the small size of those peer groups for both of the Funds.

17

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of each Fund. The Trustees noted that both of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-            -            -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

18

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

19

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

20

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

21

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

22

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

23

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

24

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

25

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

26

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

27

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

28

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

29

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund

SAR-MM-IG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation†

Common Stocks	93.6%
Repurchase Agreements	0.3%
Other assets in excess of liabilities††	6.1%
100.0%

Top Industries†††

Media	11.9%
Banks	7.1%
Pharmaceuticals	5.5%
Diversified Financial Services	5.5%
Capital Markets	4.1%
Oil, Gas & Consumable Fuels	4.1%
Tobacco	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Internet Software & Services	3.2%
Automobiles	3.0%
Other Industries*	49.1%
100.0%

Top Holdings†††

Sky PLC	2.7%
WPP PLC	2.0%
Teva Pharmaceutical Industries Ltd., ADR	2.0%
British American Tobacco PLC	1.8%
CK Hutchison Holdings Ltd.	1.8%
Reed Elsevier PLC	1.7%
Publicis Groupe SA	1.6%
Avago Technologies Ltd.	1.5%
Deutsche Boerse AG	1.5%
Japan Tobacco, Inc.	1.5%
Other Holdings*	81.9%
100.0%

Top Countries†††

United Kingdom	19.4%
Japan	10.7%
Switzerland	8.3%
Germany	8.0%
Canada	7.9%
China	5.0%
Australia	4.4%
France	4.3%
Denmark	3.6%
Brazil	3.3%
Other Countries*	25.1%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,050.50	5.34	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.26	1.05
Class II Shares	Actual	(a)	1,000.00	1,049.90	6.61	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.51	1.30
Class Y Shares	Actual	(a)	1,000.00	1,051.40	4.58	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund

Common Stocks 93.6%

	Shares	Market Value

AUSTRALIA 4.1%
Airlines 0.6%
Qantas Airways Ltd.*	2,698,101	$6,556,343

Biotechnology 0.5%
CSL Ltd.	94,003	6,266,839

Commercial Services & Supplies 0.8%
Brambles Ltd.	1,074,232	8,763,279

Containers & Packaging 1.3%
Amcor Ltd.	1,437,567	15,191,488

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	395,370	2,331,453

Road & Rail 0.6%
Aurizon Holdings Ltd.	1,735,659	6,856,396

Transportation Infrastructure 0.1%
Sydney Airport	425,580	1,633,028

		47,598,826

AUSTRIA 0.1%
Semiconductors & Semiconductor Equipment 0.1%
ams AG	36,935	1,615,379

BELGIUM 0.9%
Beverages 0.9%
Anheuser-Busch InBev NV	89,236	10,738,703

BRAZIL 3.1%
Banks 1.2%
Banco Bradesco SA, ADR	1,524,160	13,961,302

Diversified Financial Services 1.3%
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	3,986,232	15,026,419

Food Products 0.6%
BRF SA	321,417	6,789,961

		35,777,682

CANADA 7.4%
Auto Components 0.3%
Linamar Corp.	56,590	3,675,405

Diversified Financial Services 0.6%
Element Financial Corp.*	418,480	6,617,278

Information Technology Services 1.3%
CGI Group, Inc., Class A*	385,949	15,094,963

Insurance 1.4%
Fairfax Financial Holdings Ltd.	18,847	9,293,427
Great-West Lifeco, Inc.	225,832	6,574,261

		15,867,688

Media 0.1%
Cineplex, Inc. (a)	33,560	1,263,404

Multiline Retail 0.3%
Dollarama, Inc.	54,300	3,291,041

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Oil, Gas & Consumable Fuels 2.3%
Cenovus Energy, Inc.	249,110	$3,982,968
Encana Corp.	763,269	8,414,903
PrairieSky Royalty Ltd.	20,003	504,639
Suncor Energy, Inc.	495,572	13,649,060

		26,551,570

Paper & Forest Products 0.2%
West Fraser Timber Co., Ltd.	31,620	1,737,454

Pharmaceuticals 0.3%
Concordia Healthcare Corp.	55,406	4,003,516

Road & Rail 0.6%
Canadian National Railway Co.	121,317	6,999,282

		85,101,601

CHINA 4.7%
Automobiles 1.0%
Great Wall Motor Co., Ltd., H Shares (b)	2,205,000	10,754,323

Banks 0.9%
Industrial & Commercial Bank of China Ltd., H Shares	13,440,000	10,664,992

Electrical Equipment 0.4%
Zhuzhou CSR Times Electric Co., Ltd., H Shares	639,000	4,776,553

Internet & Catalog Retail 0.1%
Vipshop Holdings Ltd., ADR* (a)	56,410	1,255,123

Internet Software & Services 1.4%
Baidu, Inc., ADR*	77,029	15,334,932

Oil, Gas & Consumable Fuels 0.3%
CNOOC Ltd.	2,595,000	3,680,949

Road & Rail 0.2%
CAR, Inc.*	896,000	1,904,196

Semiconductors & Semiconductor Equipment 0.1%
Xinyi Solar Holdings Ltd.	3,754,000	1,555,269

Textiles, Apparel & Luxury Goods 0.3%
Shenzhou International Group Holdings Ltd.	807,000	3,924,880

		53,851,217

CYPRUS 0.2%
IT Services 0.2%
QIWI PLC, ADR	87,130	2,443,997

DENMARK 3.3%
Beverages 1.2%
Carlsberg A/S, Class B	159,538	14,455,049

Biotechnology 0.2%
Genmab A/S*	28,690	2,493,695

Pharmaceuticals 0.9%
Novo Nordisk A/S, Class B	184,399	10,118,873

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Road & Rail 0.3%
DSV A/S	96,780	$3,133,827

Textiles, Apparel & Luxury Goods 0.7%
Pandora A/S	77,764	8,344,405

		38,545,849

FRANCE 4.1%
Automobiles 0.5%
Peugeot SA*	266,954	5,505,084

Commercial Services & Supplies 0.2%
Societe BIC SA	11,640	1,856,671

Diversified Telecommunication Services 0.1%
Iliad SA	2,890	640,678

Electrical Equipment 1.0%
Schneider Electric SE	160,959	11,144,645

Electronic Equipment, Instruments & Components 0.3%
Ingenico Group	31,430	3,697,706

Internet Software & Services 0.1%
Criteo SA, ADR*	25,740	1,227,026

Media 1.7%
Publicis Groupe SA	237,832	17,628,823
Societe Television Francaise 1	116,410	2,002,719

		19,631,542

Professional Services 0.2%
Teleperformance	38,220	2,702,030

Transportation Infrastructure 0.0%†
Groupe Eurotunnel SE REG	27,110	393,074

		46,798,456

GERMANY 7.5%
Air Freight & Logistics 0.5%
Deutsche Post AG	214,532	6,268,478

Chemicals 0.3%
Symrise AG	52,430	3,256,172

Diversified Financial Services 1.5%
Deutsche Boerse AG	193,673	16,041,484

Insurance 0.9%
Allianz SE REG	69,847	10,892,718

Internet & Catalog Retail 0.5%
Zalando SE* (c)	168,506	5,627,314

Internet Software & Services 0.1%
United Internet AG	22,950	1,020,014

Life Sciences Tools & Services 0.1%
MorphoSys AG*	21,020	1,508,690

Machinery 0.4%
Duerr AG	21,850	2,035,381
KION Group AG*	59,240	2,841,932

		4,877,313

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Media 1.2%
ProSiebenSat.1 Media AG REG	273,020	$13,485,587

Real Estate Management & Development 0.1%
Deutsche Annington Immobilien SE	40,630	1,146,496

Software 1.2%
SAP SE	198,571	13,915,122

Textiles, Apparel & Luxury Goods 0.5%
adidas AG	77,716	5,946,392

Wireless Telecommunication Services 0.2%
Drillisch AG	48,720	2,170,234

		86,156,014

HONG KONG 2.8%
Capital Markets 0.1%
China Everbright Ltd.	400,000	1,385,127

Hotels, Restaurants & Leisure 0.8%
Galaxy Entertainment Group Ltd.	2,414,000	9,605,222

Industrial Conglomerates 1.7%
CK Hutchison Holdings Ltd.	1,296,588	19,062,411

Water Utilities 0.2%
Beijing Enterprises Water Group Ltd.*	3,326,000	2,724,220

		32,776,980

INDIA 0.2%
Machinery 0.1%
Ashok Leyland Ltd.	768,340	873,818

Road & Rail 0.1%
Container Corp. Of India Ltd.	39,280	1,033,134

		1,906,952

IRELAND 0.2%
Industrial Conglomerates 0.2%
DCC PLC	31,430	2,468,205

ISRAEL 2.4%
Communications Equipment 0.2%
Radware Ltd.*	91,972	2,041,778

Construction Materials 0.2%
Caesarstone Sdot-Yam Ltd.	29,291	2,007,605

Pharmaceuticals 1.8%
Teva Pharmaceutical Industries Ltd., ADR	365,399	21,595,081

Semiconductors & Semiconductor Equipment 0.2%
Mellanox Technologies Ltd.*	42,300	2,055,357

		27,699,821

ITALY 0.6%
Capital Markets 0.3%
Banca Generali SpA	101,499	3,574,119

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Textiles, Apparel & Luxury Goods 0.3%
Moncler SpA	167,970	$3,112,478

		6,686,597

JAPAN 10.0%
Auto Components 0.7%
Denso Corp.	89,200	4,437,978
Koito Manufacturing Co., Ltd.	84,600	3,294,085

		7,732,063

Automobiles 1.4%
Toyota Motor Corp.	196,600	13,155,938
Yamaha Motor Co., Ltd.	129,900	2,838,274

		15,994,212

Banks 0.3%
Suruga Bank Ltd.	148,900	3,189,607

Diversified Financial Services 0.4%
Japan Exchange Group, Inc.	155,600	5,044,411

Electrical Equipment 0.4%
Mabuchi Motor Co., Ltd.	77,100	4,876,762

Electronic Equipment, Instruments & Components 0.8%
Keyence Corp.	10,824	5,833,886
TDK Corp.	51,300	3,928,169

		9,762,055

Food Products 0.2%
MEIJI Holdings Co., Ltd.	18,900	2,438,669

Health Care Equipment & Supplies 0.3%
Sysmex Corp.	49,500	2,948,097

Health Care Technology 0.2%
M3, Inc.	125,500	2,522,730

Hotels, Restaurants & Leisure 0.2%
Skylark Co. Ltd.	161,500	2,127,456

Internet Software & Services 1.1%
DeNA Co., Ltd.	116,600	2,291,510
Yahoo Japan Corp.	2,645,700	10,678,171

		12,969,681

Machinery 1.6%
FANUC Corp.	19,300	3,949,081
Komatsu Ltd.	400,700	8,039,370
Minebea Co., Ltd.	137,000	2,261,646
NSK Ltd.	215,200	3,318,216

		17,568,313

Multiline Retail 0.2%
Don Quijote Holdings Co., Ltd.	56,600	2,408,273

Personal Products 0.2%
Kose Corp.	30,200	2,483,737

Pharmaceuticals 0.3%
Ono Pharmaceutical Co., Ltd.	36,000	3,929,218

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Specialty Retail 0.2%
Laox Co. Ltd.*	706,000	$2,689,815

Tobacco 1.5%
Japan Tobacco, Inc.	451,000	16,032,725

		114,717,824

MEXICO 1.7%
Beverages 0.5%
Fomento Economico Mexicano SAB de CV, ADR	64,257	5,724,656

Media 1.2%
Grupo Televisa SAB, ADR	356,051	13,821,900

		19,546,556

NETHERLANDS 1.2%
Oil, Gas & Consumable Fuels 1.0%
Royal Dutch Shell PLC, Class B	409,115	11,647,718

Professional Services 0.2%
USG People NV	181,840	2,699,007

		14,346,725

PHILIPPINES 0.1%
Food Products 0.1%
Universal Robina Corp.	314,400	1,351,860

SINGAPORE 2.7%
Banks 1.3%
United Overseas Bank Ltd.	856,962	14,661,743

Semiconductors & Semiconductor Equipment 1.4%
Avago Technologies Ltd.	124,244	16,515,755

		31,177,498

SOUTH AFRICA 0.2%
Specialty Retail 0.2%
Mr. Price Group Ltd.	111,974	2,304,755

SOUTH KOREA 1.8%
Biotechnology 0.2%
Medy-Tox, Inc.	3,552	1,772,364

Food Products 0.2%
CJ CheilJedang Corp.	5,384	2,126,860

Household Durables 0.1%
Hanssem Co., Ltd.	4,349	1,095,042

Technology Hardware, Storage & Peripherals 1.3%
Samsung Electronics Co., Ltd.	13,508	15,325,990

		20,320,256

SPAIN 1.2%
Food Products 0.3%
Viscofan SA	50,650	3,064,039

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Hotels, Restaurants & Leisure 0.2%
Melia Hotels International SA (a)	160,210	$2,116,209

Information Technology Services 0.7%
Amadeus IT Holding SA, Class A	231,261	9,231,991

		14,412,239

SWEDEN 3.0%
Communications Equipment 1.0%
Telefonaktiebolaget LM Ericsson, Class B	1,124,760	11,714,529

Diversified Financial Services 1.1%
Investor AB, Class B	365,316	13,621,059

Electronic Equipment, Instruments & Components 0.2%
Hexagon AB, Class B	68,870	2,494,508

Health Care Equipment & Supplies 0.4%
Getinge AB, Class B	191,082	4,600,494

Metals & Mining 0.1%
Boliden AB	32,520	592,862

Oil, Gas & Consumable Fuels 0.2%
Lundin Petroleum AB*	103,460	1,775,016

		34,798,468

SWITZERLAND 7.8%
Capital Markets 2.4%
Julius Baer Group Ltd.*	240,418	13,490,807
UBS Group AG REG*	732,169	15,534,048

		29,024,855

Chemicals 1.3%
Syngenta AG	36,105	14,731,632

Commercial Services & Supplies 0.3%
Kaba Holding AG REG	4,930	2,936,174

Electrical Equipment 1.0%
ABB Ltd. REG*	556,488	11,663,062

Food Products 0.2%
Chocoladefabriken Lindt & Sprungli AG	474	2,507,165

Life Sciences Tools & Services 0.3%
Lonza Group AG REG*	23,270	3,110,389

Pharmaceuticals 1.8%
Novartis AG REG	67,457	6,635,102
Roche Holding AG	48,317	13,547,676

		20,182,778

Textiles, Apparel & Luxury Goods 0.5%
Swatch Group AG (The) — Bearer Shares	15,718	6,124,960

		90,281,015

TAIWAN 2.0%
Capital Markets 0.2%
Yuanta Financial Holding Co., Ltd.*	3,609,000	1,951,912

Electronic Equipment, Instruments & Components 0.1%
TPK Holding Co., Ltd.	222,000	1,285,788

Common Stocks (continued)

	Shares	Market Value

TAIWAN (continued)
Internet Software & Services 0.1%
PChome Online, Inc.	49,000	$808,851

Semiconductors & Semiconductor Equipment 1.3%
Hermes Microvision, Inc.	18,959	1,231,146
Taiwan Semiconductor Manufacturing Co., Ltd.	3,049,629	13,871,601

		15,102,747

Technology Hardware, Storage & Peripherals 0.2%
Catcher Technology Co., Ltd.	170,000	2,125,342

Textiles, Apparel & Luxury Goods 0.1%
Makalot Industrial Co. Ltd.	201,000	1,728,518

		23,003,158

THAILAND 1.3%
Banks 1.3%
Kasikornbank PCL, NVDR	2,608,400	14,552,260

TURKEY 0.7%
Banks 0.7%
Akbank TAS	2,956,433	8,545,810

UNITED KINGDOM 18.3%
Banks 0.9%
Lloyds Banking Group PLC	7,899,061	10,602,115

Capital Markets 0.8%
Aberdeen Asset Management PLC	1,492,427	9,466,522

Chemicals 0.1%
Croda International PLC	39,380	1,702,756

Diversified Financial Services 0.2%
London Stock Exchange Group PLC	71,523	2,660,703

Food Products 0.9%
Unilever NV, CVA	237,116	9,913,617

Health Care Equipment & Supplies 0.8%
Smith & Nephew PLC	520,428	8,804,232

Hotels, Restaurants & Leisure 1.4%
Compass Group PLC	846,257	13,996,373
Whitbread PLC	31,150	2,420,021

		16,416,394

Household Durables 0.4%
Persimmon PLC*	137,330	4,260,796

Insurance 0.3%
St James’s Place PLC	266,229	3,785,661

Internet Software & Services 0.2%
Auto Trader Group PLC* (c)	516,839	2,487,014

Media 7.0%
Informa PLC	886,025	7,609,609
Reed Elsevier PLC	1,151,414	18,711,265
Rightmove PLC	39,950	2,055,561

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Media (continued)
Sky PLC	1,810,649	$29,491,203
WPP PLC	962,947	21,614,487

		79,482,125

Multiline Retail 0.8%
Next PLC	76,522	8,956,285

Multi-Utilities 0.5%
Centrica PLC	1,439,294	5,972,325

Professional Services 0.2%
Hays PLC	801,640	2,055,885

Specialty Retail 1.5%
Howden Joinery Group PLC	529,160	4,295,071
Kingfisher PLC	2,408,670	13,138,076

		17,433,147

Tobacco 1.8%
British American Tobacco PLC	354,807	19,103,701

Trading Companies & Distributors 0.5%
Ashtead Group PLC	363,680	6,267,949

		209,371,227

Total Common Stocks (cost $934,923,451)		1,078,895,930

Repurchase Agreements 0.3%

	Principal Amount

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (d)(e)	$1,000,000	1,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $2,687,968, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $2,741,715. (d)(e)	2,687,956	2,687,956

Total Repurchase Agreements (cost $3,687,956)		3,687,956

Total Investments (cost $938,611,407) (f) — 93.9%		1,082,583,886

Repurchase Agreements (continued)

Principal Amount	Market Value

Other assets in excess of liabilities — 6.1%	$70,457,188

NET ASSETS — 100.0%	$1,153,041,074

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $3,597,552.

(b)	Fair valued security.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2015 was $8,114,328 which represents 0.70% of net assets.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $3,687,956.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company
ADR	American Depositary Receipt
AG	Stock Corporation
A/S	Minimum Capital Public Traded Company
CN	China
CVA	Dutch Certificate
FR	France
Ltd.	Limited
NV	Public Traded Company
NVDR	Non Voting Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REG	Registered Shares
SA	Stock Company
SAB de CV	Public Traded Company
SE	European Public Limited Liability Company
SpA	Limited Share Company
TAS	Joint Stock Company

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund
Assets:
Investments, at value *(cost $934,923,451)	$1,078,895,930
Repurchase agreements, at value (cost $3,687,956)	3,687,956

Total Investments, at value (total cost $938,611,407)	1,082,583,886

Cash	67,784,578
Foreign currencies, at value (cost $3,882,435)	3,886,583
Dividends receivable	2,303,943
Security lending income receivable	3,635
Receivable for investments sold	5,171,060
Receivable for capital shares issued	343,210
Reclaims receivable	1,668,581
Prepaid expenses	8,674

Total Assets	1,163,754,150

Liabilities:
Payable for investments purchased	5,720,544
Payable for capital shares redeemed	222,707
Payable upon return of securities loaned (Note 2)	3,687,956
Accrued expenses and other payables:
Investment advisory fees	816,314
Fund administration fees	28,843
Distribution fees	29,250
Administrative servicing fees	33,098
Accounting and transfer agent fees	1,161
Deferred capital gain country tax	137,094
Custodian fees	4,559
Compliance program costs (Note 3)	975
Professional fees	14,862
Printing fees	15,475
Other	238

Total Liabilities	10,713,076

Net Assets	$1,153,041,074

Represented by:
Capital	$889,503,117
Accumulated undistributed net investment income	10,403,318
Accumulated net realized gains from investments and foreign currency transactions	109,367,437
Net unrealized appreciation/(depreciation) from investments†	143,835,385
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(68,183)

Net Assets	$1,153,041,074

*	Includes value of securities on loan of $3,597,552 (Note 2)
†	Net of $137,094 of deferred capital gain country tax.

10

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund
Net Assets:
Class I Shares	$103,834,788
Class II Shares	138,347,097
Class Y Shares	910,859,189

Total	$1,153,041,074

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,912,482
Class II Shares	11,958,120
Class Y Shares	78,045,916

Total	98,916,518

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.65
Class II Shares	$11.57
Class Y Shares	$11.67

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi-Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$17,353,160
Interest income	49,378
Income from securities lending (Note 2)	21,682
Other income	4,165
Foreign tax withholding	(1,341,607)

Total Income	16,086,778

EXPENSES:
Investment advisory fees	4,642,390
Fund administration fees	171,877
Distribution fees Class II Shares	179,766
Administrative servicing fees Class I Shares	79,014
Administrative servicing fees Class II Shares	107,860
Professional fees	42,301
Printing fees	12,716
Trustee fees	15,802
Custodian fees	19,167
Accounting and transfer agent fees	7,228
Compliance program costs (Note 3)	2,092
Other	13,079

Total Expenses	5,293,292

NET INVESTMENT INCOME	10,793,486

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	45,441,431
Net realized losses from foreign currency transactions (Note 2)	(392,138)

Net realized gains from investments and foreign currency transactions	45,049,293

Net change in unrealized appreciation/(depreciation) from investments††	(6,062,220)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	54,367

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(6,007,853)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	39,041,440

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$49,834,926

†	Net of capital gain country taxes of $96,230.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $221,870.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$10,793,486	$15,107,312
Net realized gains from investments and foreign currency transactions	45,049,293	69,179,850
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(6,007,853)	(94,404,320)

Change in net assets resulting from operations	49,834,926	(10,117,158)

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,179,241)
Class II (a)	–	–
Class II (b)	–	(3,341,856)
Class III (c)	–	(1,278,022)
Class Y	–	(17,346,433)
Net realized gains:
Class I	–	(5,786,366)
Class II (a)	–	–
Class II (b)	–	(7,981,337)
Class III (c)	–	–
Class Y	–	(40,970,689)

Change in net assets from shareholder distributions	–	(77,883,944)

Change in net assets from capital transactions	76,050,826	82,085,949

Change in net assets	125,885,752	(5,915,153)

Net Assets:
Beginning of period	1,027,155,322	1,033,070,475

End of period	$1,153,041,074	$1,027,155,322

Accumulated (distributions in excess of) net investment income at end of period	$10,403,318	$(390,168)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	1,288,832	5,412,024
Proceeds from shares issued from class conversion	–	112,670,019
Dividends reinvested	–	6,965,607
Cost of shares redeemed	(6,965,456)	(11,921,449)

Total Class I Shares	(5,676,624)	113,126,201

Class II Shares (a)
Proceeds from shares issued	$–	$–
Dividends reinvested	–	–
Cost of shares redeemed	–	(12,243)

Total Class II Shares	–	(12,243)

Class II Shares (b)
Proceeds from shares issued	5,352,767	9,030,341
Dividends reinvested	–	11,323,193
Cost of shares redeemed	(16,157,981)	(33,287,882)

Total Class II Shares	(10,805,214)	(12,934,348)

(a)	Effective February 7, 2014, Class II Shares were liquidated.
(b)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(c)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class III Shares (c)
Proceeds from shares issued	$–	$554,936
Dividends reinvested	–	1,278,022
Cost of shares redeemed in class conversion	–	(112,670,019)
Cost of shares redeemed	–	(4,837,860)

Total Class III Shares	–	(115,674,921)

Class Y Shares
Proceeds from shares issued	100,946,614	70,238,173
Dividends reinvested	–	58,317,122
Cost of shares redeemed	(8,413,950)	(30,974,035)

Total Class Y Shares	92,532,664	97,581,260

Change in net assets from capital transactions	$76,050,826	$82,085,949

SHARE TRANSACTIONS:
Class I Shares
Issued	108,917	448,685
Issued in class conversion	–	9,334,793
Reinvested	–	597,387
Redeemed	(602,813)	(991,612)

Total Class I Shares	(493,896)	9,389,253

Class II Shares (a)
Issued	–	–
Reinvested	–	–
Redeemed	–	(1,046)

Total Class II Shares	–	(1,046)

Class II Shares (b)
Issued	477,047	787,207
Reinvested	–	970,488
Redeemed	(1,400,976)	(2,803,071)

Total Class II Shares	(923,929)	(1,045,376)

Class III Shares (c)
Issued	–	46,188
Reinvested	–	105,709
Redeemed in class conversion	–	(9,350,209)
Redeemed	–	(402,753)

Total Class III Shares	–	(9,601,065)

Class Y Shares
Issued	8,371,788	5,943,436
Reinvested	–	4,972,749
Redeemed	(698,617)	(2,561,918)

Total Class Y Shares	7,673,171	8,354,267

Total change in shares	6,255,346	7,096,033

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 7, 2014, Class II Shares were liquidated.
(b)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.
(c)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class I Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$11.09	0.11	0.45	0.56	–	–	–	–	$11.65	5.05%		$103,834,788	1.05%	1.82%	1.05%	29.94%
Year Ended December 31, 2014 (d)	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	–	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%
Year Ended December 31, 2013 (d)	$10.08	0.12	2.03	2.15	(0.15)	–	(0.15)	–	$12.08	21.36%		$206,920	1.03%	1.08%	1.03%	57.20%
Year Ended December 31, 2012 (d)	$8.76	0.11	1.28	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%		$80,739	0.91%	1.20%	0.91%	56.29%
Year Ended December 31, 2011 (d)	$9.78	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	$8.76	(9.32%	)	$20,958	1.04%	1.47%	1.04%	60.60%
Year Ended December 31, 2010 (d)	$8.65	0.09	1.11	1.20	(0.07)	–	(0.07)	–	$9.78	14.14%		$23,605	1.07%	1.02%	1.07%	73.62%

Class II Shares (e)
Six Months Ended June 30, 2015 (d) (Unaudited)	$11.02	0.09	0.46	0.55	–	–	–	–	$11.57	4.99%		$138,347,097	1.30%	1.55%	1.30%	29.94%
Year Ended December 31, 2014 (d)	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	–	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%
Year Ended December 31, 2013 (d)	$10.04	0.11	2.00	2.11	(0.11)	–	(0.11)	–	$12.04	21.08%		$167,668,471	1.31%	1.02%	1.31%	57.20%
Year Ended December 31, 2012 (d)	$8.72	0.09	1.26	1.35	(0.03)	–	(0.03)	–	$10.04	15.52%		$163,124,644	1.31%	0.95%	1.31%	56.29%
Year Ended December 31, 2011 (d)	$9.74	0.12	(1.04)	(0.92)	(0.10)	–	(0.10)	–	$8.72	(9.62%	)	$168,494,297	1.31%	1.21%	1.31%	60.60%
Year Ended December 31, 2010 (d)	$8.62	0.07	1.10	1.17	(0.05)	–	(0.05)	–	$9.74	13.80%		$198,793,414	1.34%	0.76%	1.34%	73.62%

Class Y Shares
Six Months Ended June 30, 2015 (d) (Unaudited)	$11.10	0.12	0.45	0.57	–	–	–	–	$11.67	5.14%		$910,859,189	0.90%	2.05%	0.90%	29.94%
Year Ended December 31, 2014 (d)	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	–	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%
Year Ended December 31, 2013 (d)	$10.08	0.15	2.01	2.16	(0.16)	–	(0.16)	–	$12.08	21.48%		$749,362,850	0.91%	1.39%	0.91%	57.20%
Year Ended December 31, 2012 (d)	$8.76	0.12	1.27	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%		$594,737,575	0.91%	1.32%	0.91%	56.29%
Year Ended December 31, 2011 (d)	$9.78	0.15	(1.03)	(0.88)	(0.14)	–	(0.14)	–	$8.76	(9.20%	)	$485,228,366	0.91%	1.55%	0.91%	60.60%
Year Ended December 31, 2010 (d)	$8.65	0.09	1.12	1.21	(0.08)	–	(0.08)	–	$9.78	14.26%		$392,619,520	0.93%	0.99%	0.93%	73.62%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1(a)	Level 2(a)	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$6,268,478	$—	$6,268,478
Airlines	—	6,556,343	—	6,556,343
Auto Components	3,675,405	7,732,063	—	11,407,468
Automobiles	—	32,253,619	—	32,253,619
Banks	13,961,302	62,216,527	—	76,177,829
Beverages	5,724,656	25,193,752	—	30,918,408
Biotechnology	2,493,695	8,039,203	—	10,532,898
Capital Markets	—	45,402,535	—	45,402,535
Chemicals	—	19,690,560	—	19,690,560
Commercial Services & Supplies	—	13,556,124	—	13,556,124
Communications Equipment	2,041,778	11,714,529	—	13,756,307
Construction Materials	2,007,605	—	—	2,007,605
Containers & Packaging	—	15,191,488	—	15,191,488
Diversified Financial Services	21,643,697	37,367,657	—	59,011,354
Diversified Telecommunication Services	—	640,678	—	640,678
Electrical Equipment	—	32,461,022	—	32,461,022
Electronic Equipment, Instruments & Components	—	17,240,057	—	17,240,057
Food Products	9,228,630	18,963,541	—	28,192,171
Health Care Equipment & Supplies	—	16,352,823	—	16,352,823
Health Care Technology	—	2,522,730	—	2,522,730
Hotels, Restaurants & Leisure	—	32,596,734	—	32,596,734
Household Durables	—	5,355,838	—	5,355,838
Industrial Conglomerates	19,062,411	2,468,205	—	21,530,616
Information Technology Services	15,094,963	9,231,991	—	24,326,954
Insurance	15,867,688	14,678,379	—	30,546,067
Internet & Catalog Retail	6,882,437	—	—	6,882,437
Internet Software & Services	19,048,972	14,798,546	—	33,847,518
IT Services	2,443,997	—	—	2,443,997
Life Sciences Tools & Services	—	4,619,079	—	4,619,079
Machinery	—	23,319,444	—	23,319,444
Media	17,999,335	109,685,223	—	127,684,558
Metals & Mining	—	592,862	—	592,862
Multiline Retail	3,291,041	11,364,558	—	14,655,599
Multi-Utilities	—	5,972,325	—	5,972,325
Oil, Gas & Consumable Fuels	26,551,570	17,103,683	—	43,655,253
Paper & Forest Products	1,737,454	—	—	1,737,454
Personal Products	—	2,483,737	—	2,483,737
Pharmaceuticals	25,598,597	34,230,869	—	59,829,466
Professional Services	—	7,456,922	—	7,456,922
Real Estate Management & Development	—	1,146,496	—	1,146,496
Road & Rail	6,999,282	12,927,553	—	19,926,835
Semiconductors & Semiconductor Equipment	18,571,112	18,273,395	—	36,844,507
Software	—	13,915,122	—	13,915,122
Specialty Retail	2,689,815	19,737,902	—	22,427,717
Technology Hardware, Storage & Peripherals	—	17,451,332	—	17,451,332
Textiles, Apparel & Luxury Goods	—	29,181,633	—	29,181,633
Tobacco	—	35,136,426	—	35,136,426

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1(a)	Level 2(a)	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Trading Companies & Distributors	$—	$6,267,949	$—	$6,267,949
Transportation Infrastructure	—	2,026,102	—	2,026,102
Water Utilities	—	2,724,220	—	2,724,220
Wireless Telecommunication Services	2,170,234	—	—	2,170,234
Total Common Stocks	$244,785,676	$834,110,254	$—	$1,078,895,930
Repurchase Agreements	—	3,687,956	—	3,687,956
Total	$244,785,676	$837,798,210	$—	$1,082,583,886

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

(a)

During the six months ended June 30, 2015, there were two transfers of common stock investments from Level 1 to Level 2 with a market value of $13,374,900 and two transfers of common stock investments from Level 2 to Level 1 with a market value of $3,335,899. As of June 30, 2015, the market value of these common stock investments were $20,310,601 and $5,433,570, respectively.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $3,687,956, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Goldman Sachs & Co.	$1,000,000	$—	$1,000,000	$(1,000,000)	$—
Societe Generale	2,687,956	—	2,687,956	(2,687,956)	—
Total	$3,687,956	$—	$3,687,956	$(3,687,956)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $171,877 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,092.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the class II shares of the Fund at an annual rate of 0.25% of Class II shares of the Fund.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $186,874.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $3,173, respectively.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $388,065,620 and sales of $309,327,344 (excluding short-term securities).

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $5,456 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$941,340,148	$180,673,549	$(39,429,811)	$141,243,738

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

27

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

28

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

37

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

38

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

39

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund

SAR-MM-IV 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation†

Common Stocks	96.9%
Repurchase Agreements	4.5%
Preferred Stocks	1.2%
Right††	0.0%
Liabilities in excess of other assets	(2.6)%
100.0%

Top Industries†††

Banks	19.9%
Oil, Gas & Consumable Fuels	9.4%
Insurance	8.3%
Automobiles	7.4%
Metals & Mining	4.5%
Pharmaceuticals	4.3%
Diversified Telecommunication Services	3.3%
Wireless Telecommunication Services	3.0%
Real Estate Management & Development	2.6%
Capital Markets	2.6%
Other Industries*	34.7%
100.0%

Top Holdings†††

Mitsubishi UFJ Financial Group, Inc.	2.5%
Vodafone Group PLC	2.1%
Daimler AG	1.9%
BP PLC, ADR	1.8%
Toyota Motor Corp.	1.6%
TOTAL SA	1.5%
ING Groep NV, CVA	1.5%
BNP Paribas SA	1.4%
AXA SA	1.3%
Novartis AG	1.3%
Other Holdings*	83.1%
100.0%

Top Countries†††

Japan	21.6%
United Kingdom	15.3%
France	10.8%
Switzerland	8.8%
Germany	8.1%
Netherlands	4.5%
Australia	4.4%
Canada	3.8%
Italy	3.0%
Spain	2.4%
Other Countries*	17.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund (June 30, 2015)			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,060.50	4.65	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.28	4.56	0.91
Class II Shares	Actual	(a)	1,000.00	1,059.90	5.92	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.04	5.81	1.16
Class IV Shares	Actual	(a)	1,000.00	1,060.50	4.65	0.91
	Hypothetical	(a)(b)	1,000.00	1,020.28	4.56	0.91
Class Y Shares	Actual	(a)	1,000.00	1,061.50	3.88	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.03	3.81	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund

Common Stocks 96.9%

	Shares	Market Value

AUSTRALIA 4.5%
Airlines 0.0%†
Qantas Airways Ltd. *	164,155	$398,894

Banks 1.0%
Australia & New Zealand Banking Group Ltd.	413,348	10,258,122
Bank of Queensland Ltd. (a)	50,393	495,840
Bendigo & Adelaide Bank Ltd.	67,536	638,598
National Australia Bank Ltd.	25,311	650,089

		12,042,649

Beverages 0.0%†
Treasury Wine Estates Ltd.	90,625	348,029

Capital Markets 0.3%
Macquarie Group Ltd.	56,954	3,568,476

Chemicals 0.1%
Incitec Pivot Ltd.	240,887	714,167
Orica Ltd. (a)	16,827	276,213

		990,380

Construction Materials 0.0%†
Boral Ltd.	109,893	495,053

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	2,778	22,304

Food & Staples Retailing 0.3%
Metcash Ltd.	35,307	30,042
Wesfarmers Ltd.	97,947	2,945,573

		2,975,615

Food Products 0.0%†
GrainCorp Ltd., Class A (a)	25,385	167,138

Health Care Providers & Services 0.0%†
Primary Health Care Ltd. (a)	59,098	229,380

Hotels, Restaurants & Leisure 0.1%
Echo Entertainment Group Ltd.	115,595	388,041
Tabcorp Holdings Ltd.	54,597	191,376
Tatts Group Ltd.	243,634	698,561

		1,277,978

Insurance 0.3%
QBE Insurance Group Ltd.	95,777	1,008,541
Suncorp Group Ltd.	194,461	2,011,907

		3,020,448

Media 0.0%†
Fairfax Media Ltd.	121,743	76,424

Metals & Mining 1.3%
Alumina Ltd.	297,894	350,651
BHP Billiton Ltd.	243,602	4,969,192
BHP Billiton Ltd., ADR (a)	19,238	783,179
BHP Billiton PLC	278,167	5,469,232
BlueScope Steel Ltd.	47,847	110,418
Fortescue Metals Group Ltd. (a)	65,436	96,371

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Metals & Mining (continued)
Newcrest Mining Ltd.*	180,606	$1,818,547
South32 Ltd.*	240,606	332,295
South32 Ltd., ADR*	7,695	51,635

		13,981,520

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	74,368	258,237

Oil, Gas & Consumable Fuels 0.9%
New Hope Corp., Ltd.	10,015	14,607
Oil Search Ltd.	815,737	4,483,851
Origin Energy Ltd.	153,419	1,415,948
Santos Ltd. (a)	150,241	907,107
Woodside Petroleum Ltd.	123,026	3,246,247

		10,067,760

Real Estate Management & Development 0.1%
Lend Lease Group	56,241	650,273

Road & Rail 0.1%
Asciano Ltd.	154,640	792,415
Aurizon Holdings Ltd.	81,070	320,252

		1,112,667

Trading Companies & Distributors 0.0%†
Seven Group Holdings Ltd.	15,028	75,728

		51,758,953

AUSTRIA 0.0%†
Banks 0.0%†
Erste Group Bank AG*	4,357	124,137
Raiffeisen Bank International AG*	4,219	61,392

		185,529

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	12,577	346,241

		531,770

BELGIUM 1.3%
Banks 0.1%
KBC Groep NV	24,887	1,668,380

Chemicals 0.9%
Solvay SA	63,863	8,798,111
Umicore SA	14,163	672,552

		9,470,663

Diversified Telecommunication Services 0.1%
Proximus	17,660	624,933

Food & Staples Retailing 0.1%
Delhaize Group	20,723	1,685,553

Insurance 0.1%
Ageas	32,002	1,234,744

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Pharmaceuticals 0.0%†
UCB SA	2,907	$209,029

		14,893,302

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd. (a)	37,423	386,953
Seadrill Ltd. (a)	34,445	357,731

		744,684

CANADA 3.9%
Banks 0.3%
Bank of Montreal	51,325	3,042,546

Chemicals 0.1%
Agrium, Inc. (a)	16,247	1,721,370

Construction & Engineering 0.0%†
WSP Global, Inc.	1,700	53,504

Diversified Financial Services 0.0%†
TMX Group Ltd.	1,627	69,235

Energy Equipment & Services 0.0%†
Ensign Energy Services, Inc.	17,200	168,557
Precision Drilling Corp. (a)	30,300	203,779

		372,336

Food & Staples Retailing 0.1%
Empire Co., Ltd., Class A	8,322	586,138
George Weston Ltd.	4,778	375,316

		961,454

Food Products 0.0%†
Maple Leaf Foods, Inc.	5,600	106,216

Independent Power and Renewable Electricity Producers 0.0%†
TransAlta Corp. (a)	56,554	438,305

Insurance 0.9%
Fairfax Financial Holdings Ltd.	5,417	2,671,114
Industrial Alliance Insurance & Financial Services, Inc. (a)	13,689	460,428
Manulife Financial Corp.	90,724	1,686,559
Manulife Financial Corp.	185,684	3,450,542
Sun Life Financial, Inc.	43,863	1,464,441

		9,733,084

Metals & Mining 0.7%
Agnico Eagle Mines Ltd.	12,048	341,802
Agnico Eagle Mines Ltd.	515	14,621
Barrick Gold Corp.	14,212	151,906
Barrick Gold Corp.	150,271	1,601,889
Eldorado Gold Corp.	80,885	335,456
First Quantum Minerals Ltd.	86,792	1,134,758
Goldcorp, Inc.	64,555	1,045,791
Kinross Gold Corp.*	177,200	412,852

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Metals & Mining (continued)
Lundin Mining Corp.*	42,500	$174,560
New Gold, Inc.*	7,811	20,950
Osisko Gold Royalties Ltd. (a)	710	8,936
Pan American Silver Corp. (a)	13,200	113,505
Silver Wheaton Corp.	26,609	461,400
Teck Resources Ltd., Class B	93,000	921,809
Turquoise Hill Resources Ltd.*	32,500	123,599
Yamana Gold, Inc. (a)	121,979	367,207

		7,231,041

Multiline Retail 0.1%
Canadian Tire Corp., Ltd., Class A	10,900	1,165,750

Oil, Gas & Consumable Fuels 1.7%
Bonavista Energy Corp. (a)	4,301	23,382
Cameco Corp. (a)	36,272	518,960
Canadian Natural Resources Ltd.	160,378	4,355,866
Canadian Oil Sands Ltd. (a)	24,698	199,720
Cenovus Energy, Inc.	34,833	557,676
Crescent Point Energy Corp. (a)	69,423	1,424,589
Crescent Point Energy Corp. (a)	18,660	382,155
Encana Corp.	61,352	676,395
Encana Corp. (a)	109,018	1,201,378
Enerplus Corp. (a)	40,916	359,039
Husky Energy, Inc. (a)	52,500	1,004,183
MEG Energy Corp.*	31,944	521,743
Pengrowth Energy Corp. (a)	64,156	160,262
Penn West Petroleum Ltd. (a)	76,105	131,005
Suncor Energy, Inc.	251,700	6,932,331
Tourmaline Oil Corp.* (a)	3,703	111,238
Whitecap Resources, Inc. (a)	50,289	530,672

		19,090,594

Technology Hardware, Storage & Peripherals 0.0%†
Blackberry Ltd.* (a)	44,397	362,925
BlackBerry Ltd.* (a)	9,511	77,800

		440,725

Thrifts & Mortgage Finance 0.0%†
Genworth MI Canada, Inc. (a)	5,200	136,557

		44,562,717

CHINA 0.3%
Banks 0.3%
Industrial & Commercial Bank of China Ltd., H Shares	3,460,000	2,745,600

Electronic Equipment, Instruments & Components 0.0%†
FIH Mobile Ltd.	509,000	307,966

		3,053,566

COLOMBIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Pacific Rubiales Energy Corp.	21,385	80,643

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK 1.0%
Banks 0.1%
Danske Bank A/S	36,923	$1,085,425
Jyske Bank A/S REG*	4,464	224,167

		1,309,592

Beverages 0.2%
Carlsberg A/S, Class B	24,567	2,225,910

Building Products 0.0%†
Rockwool International A/S, Class B	239	35,842

Construction & Engineering 0.0%†
FLSmidth & Co. A/S	5,406	259,775

Diversified Telecommunication Services 0.1%
TDC A/S	147,065	1,078,038

Electrical Equipment 0.2%
Vestas Wind Systems A/S	39,016	1,944,695

Marine 0.3%
AP Moeller — Maersk A/S, Class A	528	926,009
AP Moeller — Maersk A/S, Class B	1,340	2,422,776

		3,348,785

Pharmaceuticals 0.0%†
H. Lundbeck A/S*	9,087	174,839

Road & Rail 0.1%
DSV A/S	26,139	846,405

		11,223,881

FINLAND 1.0%
Electric Utilities 0.1%
Fortum OYJ	61,560	1,093,611

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B (a)	3,616	125,917

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	14,263	363,850

Paper & Forest Products 0.9%
Stora Enso OYJ, Class R	126,639	1,305,047
UPM-Kymmene OYJ	481,041	8,512,459

		9,817,506

		11,400,884

FRANCE 11.0%
Aerospace & Defense 0.7%
Airbus Group SE	52,905	3,446,092
Thales SA	76,251	4,607,164

		8,053,256

Air Freight & Logistics 0.0%†
Bollore SA	92,495	494,795

Auto Components 0.1%
Cie Generale des Etablissements Michelin	11,192	1,177,666

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Automobiles 1.2%
Peugeot SA*	84,917	$1,751,145
Renault SA	117,029	12,270,191

		14,021,336

Banks 2.3%
BNP Paribas SA	276,314	16,767,492
Credit Agricole SA	79,599	1,188,410
Natixis SA	113,150	816,643
Societe Generale SA	188,534	8,846,732

		27,619,277

Building Products 0.4%
Cie de Saint-Gobain	108,219	4,885,156

Chemicals 0.0%†
Arkema SA	5,201	375,968

Construction & Engineering 0.1%
Bouygues SA	30,737	1,149,149

Construction Materials 0.2%
Lafarge SA	30,668	2,027,679

Diversified Telecommunication Services 0.4%
Orange SA	321,387	4,966,830

Electric Utilities 0.1%
Electricite de France SA	31,015	693,763

Energy Equipment & Services 0.0%†
CGG SA* (a)	20,800	117,028

Food & Staples Retailing 0.1%
Casino Guichard Perrachon SA	10,148	770,259

Hotels, Restaurants & Leisure 0.4%
Sodexo SA	50,510	4,808,440

Information Technology Services 0.4%
Cap Gemini SA	53,816	4,774,370

Insurance 1.5%
AXA SA	628,442	15,932,168
CNP Assurances	25,818	432,110
SCOR SE	20,172	713,311

		17,077,589

Machinery 0.0%†
Vallourec SA (a)	7,285	148,830

Media 0.3%
Lagardere SCA	17,071	499,512
Publicis Groupe SA	36,464	2,702,821

		3,202,333

Metals & Mining 0.0%†
Eramet*	65	5,046

Multi-Utilities 0.9%
GDF Suez	533,846	9,939,334

Oil, Gas & Consumable Fuels 1.6%
TOTAL SA	373,059	18,298,907

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Real Estate Investment Trusts (REITs) 0.2%
Unibail-Rodamco SE	9,255	$2,350,815

Trading Companies & Distributors 0.1%
Rexel SA	49,120	792,631

		127,750,457

GERMANY 7.4%
Airlines 0.0%†
Deutsche Lufthansa AG REG*	31,605	407,769

Automobiles 2.6%
Bayerische Motoren Werke AG	47,646	5,217,929
Daimler AG REG	249,613	22,738,656
Volkswagen AG	4,865	1,126,474

		29,083,059

Banks 0.1%
Commerzbank AG*	105,912	1,353,938

Capital Markets 0.7%
Deutsche Bank AG REG	264,603	7,955,743
Deutsche Bank AG REG	196	5,911

		7,961,654

Chemicals 0.1%
K+S AG REG	29,615	1,248,800
Wacker Chemie AG	256	26,451

		1,275,251

Commercial Services & Supplies 0.0%†
Bilfinger SE (a)	2,876	108,858

Construction Materials 0.5%
HeidelbergCement AG	73,153	5,797,878

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG REG	214,343	3,695,337
Telefonica Deutschland Holding AG	42,914	247,217

		3,942,554

Electrical Equipment 0.0%†
OSRAM Licht AG	2,478	118,549

Food & Staples Retailing 0.1%
METRO AG	21,590	681,902

Hotels, Restaurants & Leisure 0.4%
TUI AG	298,012	4,821,917

Insurance 0.9%
Allianz SE REG	50,355	7,852,919
Hannover Rueck SE	2,307	223,287
Muenchener Rueckversicherungs-Gesellschaft AG REG	10,563	1,872,761
Talanx AG	7,904	242,600

		10,191,567

Metals & Mining 0.0%†
Salzgitter AG	1,170	41,827

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Multi-Utilities 0.2%
E.ON SE	145,104	$1,934,885
RWE AG	36,773	790,928

		2,725,813

Pharmaceuticals 0.8%
Bayer AG REG	64,002	8,962,849

Semiconductors & Semiconductor Equipment 0.4%
Infineon Technologies AG	335,028	4,157,562

Trading Companies & Distributors 0.3%
Brenntag AG	64,724	3,713,957

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,934	372,728

		85,719,632

HONG KONG 2.1%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	123,000	302,200

Capital Markets 0.0%†
Guoco Group, Ltd.	4,000	48,228

Hotels, Restaurants & Leisure 0.0%†
Hongkong & Shanghai Hotels (The) (a)	89,000	123,440
Shangri-La Asia Ltd.	300,000	418,274

		541,714

Industrial Conglomerates 0.7%
CK Hutchison Holdings Ltd.	519,376	7,635,856
Hopewell Holdings Ltd.	67,500	247,134
NWS Holdings Ltd.	15,435	22,312

		7,905,302

Marine 0.0%†
Orient Overseas International Ltd.	37,500	191,406

Real Estate Management & Development 1.3%
Cheung Kong Property Holdings Ltd.*	496,376	4,117,495
Hang Lung Group Ltd.	92,000	404,937
Hang Lung Properties Ltd.	396,000	1,176,882
Henderson Land Development Co., Ltd.	74,703	510,665
Kerry Properties Ltd.	153,000	599,731
New World Development Co., Ltd.	1,447,232	1,891,022
Sino Land Co., Ltd.	295,436	493,117
Sun Hung Kai Properties Ltd.	139,221	2,252,983
Swire Pacific Ltd., Class A	58,000	728,305
Swire Pacific Ltd., Class B	75,000	176,128
Wharf Holdings Ltd. (The)	113,000	750,947
Wheelock & Co., Ltd.	190,000	969,507

		14,071,719

Road & Rail 0.0%†
MTR Corp., Ltd.	98,736	459,377

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Trading Companies & Distributors 0.1%
Noble Group Ltd. (a)	1,237,400	$697,135

		24,217,081

INDIA 0.0%†
Metals & Mining 0.0%†
Vedanta Resources PLC	3,395	27,726

IRELAND 1.1%
Airlines 0.5%
Ryanair Holdings PLC, ADR	76,419	5,452,496

Banks 0.1%
Bank of Ireland*	2,575,395	1,042,511

Construction Materials 0.0%†
CRH PLC, ADR	5,211	146,481

Pharmaceuticals 0.5%
Shire PLC	68,950	5,540,102

		12,181,590

ISRAEL 0.3%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	1,262	99,050

Banks 0.2%
Bank Hapoalim BM	203,513	1,095,298
Bank Leumi Le-Israel BM*	192,026	811,407
Israel Discount Bank Ltd., Class A*	132,044	253,260
Mizrahi Tefahot Bank Ltd.	11,073	137,230

		2,297,195

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR	10,974	648,563

Real Estate Management & Development 0.0%†
Azrieli Group	1,586	63,301

		3,108,109

ITALY 3.0%
Banks 1.4%
Banca Monte dei Paschi di Siena SpA*	55,671	108,476
Banco Popolare SC*	36,325	598,113
Intesa Sanpaolo SpA	1,882,309	6,835,578
UniCredit SpA	1,205,148	8,099,655
Unione di Banche Italiane SCPA	140,304	1,125,823

		16,767,645

Capital Markets 0.0%†
Mediobanca SpA	4,070	39,905

Diversified Telecommunication Services 0.7%
Telecom Italia SpA* (a)	6,477,030	8,231,087

Electric Utilities 0.8%
Enel SpA	1,987,043	9,005,868

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Oil, Gas & Consumable Fuels 0.1%
Eni SpA	69,455	$1,233,633

		35,278,138

JAPAN 22.2%
Airlines 0.6%
Japan Airlines Co., Ltd.	183,500	6,394,869

Auto Components 0.4%
Aisin Seiki Co., Ltd.	26,800	1,139,516
Calsonic Kansei Corp.	13,000	92,441
NHK Spring Co., Ltd.	17,400	191,580
NOK Corp.	3,800	117,738
Sumitomo Electric Industries Ltd.	120,100	1,858,831
Sumitomo Rubber Industries Ltd.	10,000	154,903
Takata Corp. (a)	1,600	17,414
Tokai Rika Co., Ltd.	6,900	172,346
Toyoda Gosei Co., Ltd.	7,000	168,730
Toyota Boshoku Corp.	5,500	92,686
Yokohama Rubber Co., Ltd. (The)	10,000	200,656

		4,206,841

Automobiles 3.1%
Daihatsu Motor Co., Ltd. (a)	28,100	399,953
Honda Motor Co., Ltd.	187,000	6,043,812
Nissan Motor Co., Ltd.	931,700	9,733,427
Suzuki Motor Corp.	20,800	701,989
Toyota Motor Corp.	276,000	18,469,170

		35,348,351

Banks 4.9%
77 Bank Ltd. (The)	44,000	268,246
Bank of Kyoto Ltd. (The)	25,000	287,579
Bank of Yokohama Ltd. (The)	139,000	851,232
Chiba Bank Ltd. (The)	89,000	677,717
Chugoku Bank Ltd. (The)	8,800	138,704
Fukuoka Financial Group, Inc.	88,000	456,114
Gunma Bank Ltd. (The)	51,000	376,296
Hachijuni Bank Ltd. (The)	55,000	414,703
Higo Bank Ltd. (The)	7,000	45,548
Hiroshima Bank Ltd. (The)	12,000	71,655
Hokuhoku Financial Group, Inc.	156,000	368,042
Iyo Bank Ltd. (The)	31,000	380,586
Joyo Bank Ltd. (The)	48,000	268,772
Mitsubishi UFJ Financial Group, Inc.	4,134,300	29,744,082
Mizuho Financial Group, Inc.	3,004,600	6,501,151
Nishi-Nippon City Bank Ltd. (The)	84,000	242,021
Resona Holdings, Inc.	221,600	1,208,635
Shiga Bank Ltd. (The)	16,000	86,182
Shinsei Bank Ltd.	178,000	358,717
Shizuoka Bank Ltd. (The)	36,000	375,794
Sumitomo Mitsui Financial Group, Inc.	296,637	13,206,042
Sumitomo Mitsui Trust Holdings, Inc.	280,000	1,280,889
Yamaguchi Financial Group, Inc.	27,000	336,211

		57,944,918

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Beverages 0.1%
Coca-Cola East Japan Co., Ltd.	4,800	$88,756
Coca-Cola West Co., Ltd.	7,600	137,171
Kirin Holdings Co., Ltd.	35,800	493,115

		719,042

Building Products 0.5%
Asahi Glass Co., Ltd.	156,000	936,552
Daikin Industries Ltd.	57,500	4,133,582
LIXIL Group Corp.	25,800	511,760
Nippon Sheet Glass Co., Ltd.*	103,000	109,362

		5,691,256

Capital Markets 0.2%
Nomura Holdings, Inc.	304,000	2,052,562
SBI Holdings, Inc.	14,800	203,462

		2,256,024

Chemicals 0.7%
Asahi Kasei Corp.	133,000	1,090,944
Denki Kagaku Kogyo KK	60,000	266,612
DIC Corp.	42,000	104,856
Hitachi Chemical Co., Ltd.	11,100	199,922
Kaneka Corp.	35,000	255,603
Kuraray Co., Ltd.	54,500	665,737
Lintec Corp.	3,200	73,169
Mitsubishi Chemical Holdings Corp.	217,500	1,367,343
Mitsubishi Gas Chemical Co., Inc.	41,000	229,569
Mitsui Chemicals, Inc.	108,000	401,250
Nippon Shokubai Co., Ltd.	17,000	232,544
Showa Denko KK	183,000	242,337
Sumitomo Chemical Co., Ltd. (a)	190,000	1,141,597
Teijin Ltd.	124,000	481,177
Toray Industries, Inc.	45,000	380,371
Tosoh Corp.	83,000	515,728
Ube Industries Ltd.	98,000	184,864

		7,833,623

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co., Ltd.	68,000	701,682
Toppan Printing Co., Ltd.	68,000	568,476

		1,270,158

Construction & Engineering 0.1%
COMSYS Holdings Corp.	12,700	188,917
Kinden Corp.	9,000	119,011
Nippo Corp.	7,000	120,001
Obayashi Corp.	26,000	189,596

		617,525

Consumer Finance 0.0%†
Hitachi Capital Corp.	6,400	169,220

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Containers & Packaging 0.0%†
Rengo Co., Ltd.	20,000	$82,884
Toyo Seikan Group Holdings Ltd.	20,100	322,473

		405,357

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	129,245

Diversified Financial Services 0.4%
ORIX Corp.	304,400	4,520,182

Diversified Telecommunication Services 0.9%
Nippon Telegraph & Telephone Corp.	299,000	10,828,511

Electrical Equipment 0.0%†
Ushio, Inc.	10,600	137,976

Electronic Equipment, Instruments & Components 0.7%
Azbil Corp.	1,100	28,442
Citizen Holdings Co., Ltd.	30,300	211,396
Hitachi Ltd.	779,000	5,131,701
Ibiden Co., Ltd.	16,900	285,803
Kyocera Corp.	14,600	759,090
Nippon Electric Glass Co., Ltd.	53,000	268,020
TDK Corp.	16,300	1,248,132

		7,932,584

Food & Staples Retailing 0.6%
Aeon Co., Ltd. (a)	110,400	1,566,586
Seven & i Holdings Co., Ltd.	114,300	4,906,399
UNY Group Holdings Co., Ltd.	29,300	187,391

		6,660,376

Food Products 0.1%
House Foods Group, Inc.	8,000	152,037
NH Foods Ltd.	19,000	433,289
Nisshin Seifun Group, Inc.	26,449	351,541
Yamazaki Baking Co., Ltd.	13,000	216,463

		1,153,330

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	24,400	379,693
Medipal Holdings Corp.	18,300	298,063
Suzuken Co., Ltd.	9,680	309,692

		987,448

Household Durables 1.0%
Iida Group Holdings Co., Ltd.	14,200	225,742
Nikon Corp. (a)	44,800	517,740
Sekisui Chemical Co., Ltd.	22,000	270,073
Sekisui House Ltd.	77,000	1,222,834
Sony Corp. *	312,100	8,862,661
Sumitomo Forestry Co., Ltd.	16,600	204,713

		11,303,763

Industrial Conglomerates 0.0%†
Nisshinbo Holdings, Inc.	18,000	201,179

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Insurance 0.8%
Dai-ichi Life Insurance Co., Ltd. (The)	52,900	$1,038,825
MS&AD Insurance Group Holdings, Inc.	25,200	784,433
Sompo Japan Nipponkoa Holdings, Inc.	197,600	7,235,368
T&D Holdings, Inc.	25,300	377,160
Tokio Marine Holdings, Inc.	3,700	153,880

		9,589,666

Leisure Products 0.0%†
Sankyo Co., Ltd.	6,600	233,665
Yamaha Corp.	14,400	290,226

		523,891

Machinery 0.7%
Amada Co., Ltd.	39,400	415,871
Ebara Corp.	62,000	300,025
Glory Ltd.	3,800	112,420
Hitachi Construction Machinery Co., Ltd.	14,800	259,081
JTEKT Corp.	18,100	342,279
Kawasaki Heavy Industries Ltd.	929,000	4,330,246
Kurita Water Industries Ltd.	8,900	207,316
Mitsubishi Heavy Industries Ltd.	183,000	1,112,449
Mitsui Engineering & Shipbuilding Co., Ltd.	47,000	81,312
NTN Corp.	60,000	376,930
Sumitomo Heavy Industries Ltd.	66,000	384,407

		7,922,336

Marine 0.4%
Kawasaki Kisen Kaisha Ltd.	73,000	172,217
Mitsui OSK Lines Ltd. (a)	1,238,000	3,962,827
Nippon Yusen KK	256,000	712,718

		4,847,762

Media 0.4%
Dentsu, Inc.	82,400	4,262,764
Fuji Media Holdings, Inc.	6,200	82,259
Nippon Television Holdings, Inc.	6,100	107,753
SKY Perfect JSAT Holdings, Inc.	21,500	115,381

		4,568,157

Metals & Mining 0.6%
Daido Steel Co., Ltd.	22,000	91,641
JFE Holdings, Inc.	72,700	1,610,734
Kobe Steel Ltd.	490,000	824,382
Mitsubishi Materials Corp.	177,000	679,630
Nippon Steel & Sumitomo Metal Corp.	1,017,995	2,639,514
Nisshin Steel Co., Ltd.	8,700	107,793
Sumitomo Metal Mining Co., Ltd.	65,000	988,583
Yamato Kogyo Co., Ltd.	5,300	123,798

		7,066,075

Multiline Retail 0.1%
H2O Retailing Corp.	7,500	156,179
J. Front Retailing Co., Ltd.	33,500	630,513

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail (continued)
Marui Group Co., Ltd.	18,800	$253,999
Takashimaya Co., Ltd.	33,000	299,125

		1,339,816

Oil, Gas & Consumable Fuels 0.2%
Cosmo Oil Co., Ltd.*	74,000	120,287
Idemitsu Kosan Co., Ltd.	11,600	227,568
INPEX Corp.	107,700	1,222,497
JX Holdings, Inc.	255,600	1,101,982
Showa Shell Sekiyu KK	18,200	159,023

		2,831,357

Paper & Forest Products 0.1%
Nippon Paper Industries Co., Ltd.	12,400	217,186
Oji Holdings Corp.	127,000	551,920

		769,106

Pharmaceuticals 0.2%
Daiichi Sankyo Co., Ltd.	33,500	619,099
Otsuka Holdings Co., Ltd.	39,700	1,264,969
Sumitomo Dainippon Pharma Co., Ltd.	19,300	212,692

		2,096,760

Real Estate Management & Development 1.3%
Daiwa House Industry Co., Ltd. (a)	310,700	7,238,673
Mitsui Fudosan Co., Ltd.	290,000	8,115,043
Nomura Real Estate Holdings, Inc.	4,500	94,449

		15,448,165

Road & Rail 0.2%
Fukuyama Transporting Co., Ltd. (a)	18,000	99,776
Hankyu Hanshin Holdings, Inc.	140,000	826,415
Hitachi Transport System Ltd.	6,400	106,228
Nippon Express Co., Ltd.	112,000	550,304
Seino Holdings Co., Ltd.	19,000	212,707

		1,795,430

Specialty Retail 0.1%
Aoyama Trading Co., Ltd.	3,300	133,318
Autobacs Seven Co., Ltd.	9,000	150,508
K’s Holdings Corp.	5,400	194,490
Yamada Denki Co., Ltd. (a)	97,100	388,426

		866,742

Technology Hardware, Storage & Peripherals 0.5%
FUJIFILM Holdings Corp.	72,200	2,576,675
Konica Minolta, Inc.	68,400	797,213
NEC Corp.	441,000	1,334,533
Ricoh Co., Ltd.	119,600	1,238,932
Toshiba TEC Corp.	13,000	70,335

		6,017,688

Textiles, Apparel & Luxury Goods 0.0%†
Wacoal Holdings Corp.	14,000	163,614

11

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Tobacco 0.4%
Japan Tobacco, Inc.	121,200	$4,308,573

Trading Companies & Distributors 1.4%
ITOCHU Corp.	200,700	2,650,688
Marubeni Corp.	226,000	1,296,936
Mitsubishi Corp.	325,800	7,162,389
Mitsui & Co., Ltd.	231,200	3,141,113
Nagase & Co., Ltd.	13,800	190,183
Sojitz Corp.	170,400	413,843
Sumitomo Corp.	55,900	650,644
Toyota Tsusho Corp.	33,700	904,277

		16,410,073

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	31,000	290,993
Mitsubishi Logistics Corp.	6,000	78,747

		369,740

Wireless Telecommunication Services 0.3%
NTT DOCOMO, Inc.	189,600	3,640,047

		257,286,776

LUXEMBOURG 0.7%
Metals & Mining 0.7%
ArcelorMittal (a)	831,223	8,072,515

NETHERLANDS 4.6%
Banks 1.5%
ING Groep NV, CVA	1,032,598	17,146,682

Chemicals 0.2%
Akzo Nobel NV (a)	6,492	473,975
Koninklijke DSM NV (a)	24,015	1,394,317

		1,868,292

Construction & Engineering 0.0%†
Boskalis Westminster NV	11,692	573,933

Diversified Telecommunication Services 0.7%
Koninklijke KPN NV	2,079,715	7,973,294

Food & Staples Retailing 0.0%†
Koninklijke Ahold NV	22,121	415,270

Industrial Conglomerates 0.2%
Koninklijke Philips NV (a)	75,510	1,927,203
Koninklijke Philips NV, NYRS	19,720	502,071

		2,429,274

Insurance 0.6%
Aegon NV (a)	205,738	1,517,975
Delta Lloyd NV (a)	17,737	291,056
NN Group NV	164,748	4,639,678

		6,448,709

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	3,536	86,903

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels 1.4%
Royal Dutch Shell PLC, Class A, ADR	168,456	$9,603,676
Royal Dutch Shell PLC, Class B, ADR (a)	108,828	6,241,286

		15,844,962

Professional Services 0.0%†
Randstad Holding NV	4,699	305,752

		53,093,071

NEW ZEALAND 0.0%†
Construction Materials 0.0%†
Fletcher Building Ltd.	28,021	154,192

Electric Utilities 0.0%†
Contact Energy Ltd. (a)	45,571	154,715

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	53,243	178,198

		487,105

NORWAY 1.3%
Banks 0.5%
DNB ASA	332,883	5,543,706
SpareBank 1 SR-Bank ASA (a)	7,422	49,413

		5,593,119

Chemicals 0.0%†
Yara International ASA	9,005	469,234

Insurance 0.0%†
Storebrand ASA*	36,062	148,551

Metals & Mining 0.6%
Norsk Hydro ASA	1,567,341	6,578,021

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA (a)	105,175	1,880,846

		14,669,771

PORTUGAL 0.0%†
Banks 0.0%†
Banco Comercial Portugues SA, Class R* (a)	24,912	2,178
Banco Espirito Santo SA REG* (b)	146,163	0

		2,178

SINGAPORE 1.0%
Airlines 0.1%
Singapore Airlines Ltd.	123,900	986,495

Banks 0.6%
DBS Group Holdings Ltd. (a)	441,000	6,766,552
Oversea-Chinese Banking Corp., Ltd. (a)	7,200	54,374

		6,820,926

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp., Ltd.	42,000	240,624

12

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	107,200	$149,594

Food Products 0.1%
Golden Agri-Resources Ltd.	999,000	304,187
Wilmar International Ltd. (a)	287,000	698,526

		1,002,713

Hotels, Restaurants & Leisure 0.0%†
OUE Ltd.	49,000	72,365

Marine 0.0%†
Neptune Orient Lines Ltd.*	118,000	71,807

Real Estate Management & Development 0.1%
CapitaLand Ltd. (a)	238,200	618,549
City Developments Ltd.	75,500	547,869
Frasers Centrepoint Ltd.	26,400	34,769
United Industrial Corp., Ltd.	14,000	35,217
UOL Group Ltd.	54,910	281,841

		1,518,245

Transportation Infrastructure 0.1%
Hutchison Port Holdings Trust, Class U	220,600	137,875
Hutchison Port Holdings Trust, Class U (a)	914,000	575,681

		713,556

		11,576,325

SOUTH AFRICA 0.0%†
Metals & Mining 0.0%†
Lonmin PLC*	9,446	16,629

SOUTH KOREA 0.5%
Technology Hardware, Storage & Peripherals 0.5%
Samsung Electronics Co., Ltd.	5,517	6,259,512

SPAIN 2.5%
Banks 0.9%
Banco de Sabadell SA (a)	720,277	1,744,645
Banco Popular Espanol SA	155,075	754,536
Banco Santander SA	526,657	3,704,517
Bankia SA* (a)	2,657,318	3,383,110
CaixaBank SA	121,334	564,604

		10,151,412

Electric Utilities 0.5%
Acciona SA* (a)	3,299	249,819
Iberdrola SA	819,963	5,536,021

		5,785,840

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA	32,575	231,713

Insurance 0.1%
Mapfre SA	205,505	710,247

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Oil, Gas & Consumable Fuels 1.0%
Repsol SA (a)	677,498	$11,941,336

		28,820,548

SWEDEN 2.1%
Banks 0.7%
Nordea Bank AB	244,572	3,050,241
Skandinaviska Enskilda Banken AB, Class A	211,155	2,700,956
Svenska Handelsbanken AB, Class A	117,534	1,715,791
Swedbank AB, Class A	26,136	609,346

		8,076,334

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class A	14,325	139,969
Telefonaktiebolaget LM Ericsson, Class B	250,741	2,611,502

		2,751,471

Diversified Telecommunication Services 0.1%
TeliaSonera AB	203,477	1,199,240

Food & Staples Retailing 0.0%†
ICA Gruppen AB	1,850	65,633

Household Durables 0.7%
Electrolux AB Series B	237,496	7,441,495
Husqvarna AB, Class A	12,546	94,937
Husqvarna AB, Class B	47,467	357,552

		7,893,984

Household Products 0.2%
Svenska Cellulosa AB SCA, Class A	3,365	85,800
Svenska Cellulosa AB SCA, Class B	87,960	2,236,664

		2,322,464

Machinery 0.0%†
Trelleborg AB, Class B	3,463	64,040

Metals & Mining 0.1%
Boliden AB	45,823	835,385
SSAB AB, Class A*	11,623	60,704
SSAB AB, Class B*	586	2,614

		898,703

Paper & Forest Products 0.0%†
Holmen AB, Class B	2,431	70,944

Pharmaceuticals 0.0%†
Meda AB, Class A	30,727	427,596

Wireless Telecommunication Services 0.1%
Tele2 AB, Class B	50,129	583,771

		24,354,180

SWITZERLAND 9.0%
Beverages 0.0%†
Coca-Cola HBC AG*	25,227	541,401

13

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Capital Markets 1.4%
Credit Suisse Group AG REG*	368,701	$10,171,536
Julius Baer Group Ltd.*	20,185	1,132,660
UBS Group AG REG*	227,852	4,834,217

		16,138,413

Chemicals 0.4%
Clariant AG REG*	60,752	1,245,179
Syngenta AG REG	8,569	3,496,340

		4,741,519

Construction Materials 0.2%
Holcim Ltd. REG*	38,676	2,853,730

Electric Utilities 0.0%†
Alpiq Holding AG REG*	147	12,861

Electrical Equipment 0.5%
ABB Ltd. REG*	258,446	5,416,598

Food Products 0.7%
Aryzta AG*	11,373	559,590
Nestle SA REG	97,430	7,029,636

		7,589,226

Insurance 1.6%
Baloise Holding AG REG	6,242	761,093
Swiss Life Holding AG REG*	4,262	975,916
Swiss Re AG	49,133	4,349,388
Zurich Insurance Group AG*	41,198	12,541,894

		18,628,291

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	10,915	1,458,956

Machinery 0.0%†
OC Oerlikon Corp. AG REG*	3,194	39,104
Sulzer AG REG	2,926	300,973

		340,077

Metals & Mining 0.3%
Glencore PLC*	875,349	3,510,328

Pharmaceuticals 2.4%
Galenica AG REG (a)	435	453,701
Novartis AG REG	156,908	15,433,543
Roche Holding AG	37,342	10,470,379

		26,357,623

Professional Services 0.2%
Adecco SA REG*	31,712	2,573,667

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	101,031	827,134

Specialty Retail 0.0%†
Dufry AG REG*	1,512	210,686

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA REG	59,705	4,852,696
Swatch Group AG (The) REG	1,617	121,461

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Textiles, Apparel & Luxury Goods (continued)
Swatch Group AG (The) — Bearer Shares (a)	1,704	$664,011

		5,638,168

Trading Companies & Distributors 0.6%
Wolseley PLC	114,751	7,318,172

		104,156,850

UNITED KINGDOM 15.8%
Aerospace & Defense 0.3%
BAE Systems PLC	513,389	3,637,580

Banks 4.7%
Barclays PLC, ADR	431,731	7,097,658
Barclays PLC	2,709,667	11,105,975
HSBC Holdings PLC, ADR (a)	306,770	13,746,364
Lloyds Banking Group PLC, ADR	223,137	1,211,634
Lloyds Banking Group PLC	10,626,930	14,263,460
Royal Bank of Scotland Group PLC, ADR* (a)	131,305	1,453,546
Standard Chartered PLC	351,489	5,628,889

		54,507,526

Beverages 0.2%
SABMiller PLC	53,196	2,758,235

Energy Equipment & Services 0.0%†
Subsea 7 SA*	38,928	380,767

Food & Staples Retailing 0.3%
J Sainsbury PLC (a)	319,926	1,331,765
Tesco PLC	58,716	195,629
WM Morrison Supermarkets PLC (a)	598,456	1,698,882

		3,226,276

Hotels, Restaurants & Leisure 0.4%
InterContinental Hotels Group PLC	125,443	5,057,455

Household Durables 0.1%
Barratt Developments PLC	87,397	842,973

Insurance 1.8%
Aviva PLC	1,249,723	9,679,585
Old Mutual PLC	2,525	7,993
Prudential PLC	443,717	10,693,382

		20,380,960

Marine 0.0%†
Stolt-Nielsen Ltd.	4,020	68,125

Metals & Mining 0.4%
Anglo American PLC	190,423	2,750,933
Rio Tinto Ltd.	51,743	2,140,440

		4,891,373

Multi-Utilities 0.6%
National Grid PLC	527,821	6,793,494

14

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Oil, Gas & Consumable Fuels 2.7%
BG Group PLC	572,522	$9,535,246
BP PLC, ADR	542,734	21,687,651

		31,222,897

Pharmaceuticals 0.5%
AstraZeneca PLC	85,859	5,434,038

Specialty Retail 0.5%
Dixons Carphone PLC	642,472	4,568,553
Kingfisher PLC	163,246	890,424

		5,458,977

Tobacco 0.5%
British American Tobacco PLC	107,848	5,806,807

Wireless Telecommunication Services 2.8%
Vodafone Group PLC, ADR (a)	213,058	7,765,964
Vodafone Group PLC	6,754,244	24,638,777

		32,404,741

		182,872,224

UNITED STATES 0.2%
Health Care Providers & Services 0.1%
Catamaran Corp.*	9,641	588,872

Hotels, Restaurants & Leisure 0.0%†
Carnival PLC	12,376	632,782
Carnival PLC, ADR (a)	10,518	539,363

		1,172,145

Media 0.1%
Thomson Reuters Corp.	22,744	866,057

Metals & Mining 0.0%†
Sims Metal Management Ltd.	18,014	144,079

		2,771,153

Total Common Stocks (cost $1,077,494,054)		1,120,971,970

Preferred Stocks 1.2%
BRAZIL 0.3%
Banks 0.3%
Itau Unibanco Holding SA — Preference Shares ADR	336,474	3,684,390

GERMANY 0.9%
Automobiles 0.9%
Bayerische Motoren Werke AG	4,574	387,294
Porsche Automobil Holding SE —Preference Shares	60,313	5,085,386
Volkswagen AG — Preference Shares	19,582	4,544,567

		10,017,247

Total Preferred Stocks (cost $15,641,230)		13,701,637

Rights 0.0%†

	Number of Rights	Market Value

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring 07/03/15* (a)	470,945	$244,140

Total Rights (cost $254,960)		244,140

Repurchase Agreements 4.5%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $15,000,117, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $15,300,001. (c)(d)	$15,000,000	15,000,000
Citigroup Global Markets, Inc., 0.14%, dated 06/30/15, due 07/01/15, repurchase price $10,000,039, collateralized by U.S. Government Treasury Securities, ranging from 0.25% - 4.63%, maturing 12/15/15 - 02/15/25; total market value $10,200,000. (c)(d)	10,000,000	10,000,000
Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $4,001,522, collateralized by U.S. Government Agency Securities, ranging from 0.38% - 08.50%, maturing 08/31/15 - 01/20/42; total market value $4,080,000. (c)(d)	4,000,000	4,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $12,000,043, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $12,240,001. (c)(d)	12,000,000	12,000,000

15

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $10,650,835, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 -06/01/45; total market value $10,863,803. (c)(d)	$10,650,788	$10,650,788

Total Repurchase Agreements (cost $51,650,788)		51,650,788

Total Investments (cost $1,145,041,032) (e) — 102.6%		1,186,568,535
Liabilities in excess of other assets — (2.6)%		(29,558,291)

NET ASSETS — 100.0%		$1,157,010,244

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $54,180,457, which was collateralized by a repurchase agreements with a value of $51,650,788 and $6,577,157 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 07/16/15 - 02/15/45, a total value of $58,227,945.

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $51,650,788.
(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CVA	Dutch Certificate

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SE	European Public Limited Liability Company

SpA	Limited Share Company

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
57	DJ Euro Stoxx 50	09/18/15	$2,183,457	$1,196
20	FTSE 100 Index	09/18/15	2,040,739	(46,096)
12	TOPIX Index	09/10/15	1,598,725	(20,377)

			$5,822,921	$(65,277)

At June 30, 2015, the Fund has $400,000 segregated in foreign currency as collateral with the broker for open futures contracts.

16

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

At June 30, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Goldman Sachs International	08/11/15	(1,732,073)	$(1,371,144)	$(1,333,281)	$37,863
British Pound	HSBC Bank PLC	08/11/15	(1,065,127)	(1,642,175)	(1,673,096)	(30,921)
British Pound	Societe Generale	08/11/15	(1,194,627)	(1,840,472)	(1,876,514)	(36,042)
British Pound	Societe Generale	08/11/15	(1,232,801)	(1,939,856)	(1,936,477)	3,379
British Pound	Barclays Bank PLC	08/11/15	(864,438)	(1,354,277)	(1,357,855)	(3,578)
British Pound	Morgan Stanley Co., Inc.	08/11/15	(1,651,625)	(2,540,501)	(2,594,364)	(53,863)
British Pound	Standard Chartered Bank	08/11/15	(942,296)	(1,474,067)	(1,480,154)	(6,087)
Canadian Dollar	BNP Paribas	08/11/15	(38,515)	(31,636)	(30,819)	817
Euro	Morgan Stanley Co., Inc.	08/11/15	(4,768,424)	(5,251,899)	(5,319,049)	(67,150)
Euro	Goldman Sachs International	08/11/15	(1,462,562)	(1,642,911)	(1,631,449)	11,462
Euro	Credit Suisse International	08/11/15	(26,652,350)	(29,856,121)	(29,729,984)	126,137
Euro	Goldman Sachs International	08/11/15	(1,136,195)	(1,264,994)	(1,267,395)	(2,401)
Euro	Royal Bank of Scotland	08/11/15	(1,978,451)	(2,164,900)	(2,206,909)	(42,009)
Euro	Goldman Sachs International	08/11/15	(744,500)	(840,602)	(830,470)	10,132
Euro	Goldman Sachs International	08/11/15	(2,870,658)	(3,240,572)	(3,202,143)	38,429
Euro	HSBC Bank PLC	08/11/15	(1,464,247)	(1,633,387)	(1,633,329)	58
Euro	BNP Paribas	08/11/15	(1,194,260)	(1,360,569)	(1,332,165)	28,404
Euro	Standard Chartered Bank	08/11/15	(2,056,384)	(2,308,462)	(2,293,841)	14,621
Japanese Yen	Citibank NA	08/11/15	(391,831,478)	(3,297,740)	(3,203,195)	94,545
Japanese Yen	Morgan Stanley Co., Inc.	08/11/15	(650,785,622)	(5,482,525)	(5,320,127)	162,398
Japanese Yen	Standard Chartered Bank	08/11/15	(379,733,768)	(3,022,612)	(3,104,297)	(81,685)
Japanese Yen	Standard Chartered Bank	08/11/15	(223,746,704)	(1,804,038)	(1,829,114)	(25,076)
Japanese Yen	HSBC Bank PLC	08/11/15	(481,237,495)	(4,037,490)	(3,934,082)	103,408
Norwegian Krone	Royal Bank of Canada	08/11/15	(25,551,556)	(3,378,609)	(3,255,790)	122,819
Singapore Dollar	ANZ Banking Group Ltd.	08/11/15	(2,293,674)	(1,699,055)	(1,701,911)	(2,856)
Swedish Krona	Citibank NA	08/11/15	(13,267,573)	(1,596,206)	(1,601,814)	(5,608)
Swiss Franc	Societe Generale	08/11/15	(2,184,192)	(2,319,823)	(2,339,897)	(20,074)
Swiss Franc	BNP Paribas	08/11/15	(1,958,708)	(2,135,255)	(2,098,339)	36,916
Swiss Franc	Morgan Stanley Co., Inc.	08/11/15	(1,938,058)	(2,039,932)	(2,076,217)	(36,285)
Swiss Franc	Goldman Sachs International	08/11/15	(2,346,205)	(2,537,300)	(2,513,459)	23,841
Swiss Franc	Credit Suisse International	08/11/15	(2,172,339)	(2,319,238)	(2,327,200)	(7,962)
Swiss Franc	Credit Suisse International	08/11/15	(5,339,867)	(5,703,280)	(5,720,532)	(17,252)
Swiss Franc	Standard Chartered Bank	08/11/15	(1,903,647)	(2,064,910)	(2,039,353)	25,557
Swiss Franc	UBS AG	08/11/15	(1,147,907)	(1,237,701)	(1,229,738)	7,963
Swiss Franc	HSBC Bank PLC	08/11/15	(1,459,999)	(1,568,514)	(1,564,078)	4,436

Total Short Contracts				$(108,002,773)	$(107,588,437)	$414,336

17

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	UBS AG	08/11/15	36,593,448	$28,740,604	$28,168,170	$(572,434)
British Pound	State Street Bank and Trust Co.	08/11/15	1,743,100	2,734,247	2,738,052	3,805
British Pound	HSBC Bank PLC	08/11/15	3,173,338	4,797,002	4,984,663	187,661
British Pound	Citibank NA	08/11/15	2,739,434	4,170,707	4,303,090	132,383
British Pound	Barclays Bank PLC	08/11/15	1,350,000	2,090,440	2,120,573	30,133
British Pound	HSBC Bank PLC	08/11/15	3,131,863	4,816,927	4,919,515	102,588
British Pound	Goldman Sachs International	08/11/15	510,246	780,314	801,492	21,178
British Pound	BNP Paribas	08/11/15	1,233,380	1,918,140	1,937,387	19,247
Canadian Dollar	UBS AG	08/11/15	38,515	31,828	30,819	(1,009)
Danish Krone	Deutsche Bank Securities, Inc.	08/11/15	11,950,676	1,788,690	1,787,953	(737)
Euro	Goldman Sachs International	08/11/15	1,933,573	2,205,416	2,156,849	(48,567)
Euro	HSBC Bank PLC	08/11/15	2,129,909	2,399,259	2,375,857	(23,402)
Euro	HSBC Bank PLC	08/11/15	5,141,556	5,856,750	5,735,267	(121,483)
Euro	Goldman Sachs International	08/11/15	1,967,707	2,213,109	2,194,925	(18,184)
Euro	Citibank NA	08/11/15	3,823,434	4,170,778	4,264,939	94,161
Euro	UBS AG	08/11/15	1,832,065	2,001,385	2,043,620	42,235
Euro	Goldman Sachs International	08/11/15	2,013,644	2,249,845	2,246,167	(3,678)
Euro	UBS AG	08/11/15	1,219,025	1,374,409	1,359,790	(14,619)
Euro	Goldman Sachs International	08/11/15	1,164,071	1,324,776	1,298,490	(26,286)
Euro	Goldman Sachs International	08/11/15	1,561,743	1,773,032	1,742,083	(30,949)
Hong Kong Dollar	Goldman Sachs International	08/11/15	40,858,622	5,271,789	5,270,797	(992)
Hong Kong Dollar	Standard Chartered Bank	08/11/15	28,549,444	3,680,728	3,682,903	2,175
Japanese Yen	Morgan Stanley Co., Inc.	08/11/15	241,887,078	2,000,813	1,977,410	(23,403)
Japanese Yen	Citibank NA	08/11/15	494,192,998	4,154,352	4,039,993	(114,359)
Japanese Yen	State Street Bank and Trust Co.	08/11/15	295,301,951	2,357,397	2,414,072	56,675
Japanese Yen	ANZ Banking Group Ltd.	08/11/15	546,720,951	4,384,606	4,469,405	84,799
Singapore Dollar	Westpac Banking Corp.	08/11/15	6,419,459	4,856,531	4,763,253	(93,278)
Swedish Krona	Barclays Bank PLC	08/11/15	46,580,235	5,437,315	5,623,703	186,388
Swedish Krona	BNP Paribas	08/11/15	42,124,777	5,089,136	5,085,788	(3,348)
Swiss Franc	Barclays Bank PLC	08/11/15	2,720,875	2,871,390	2,914,839	43,449

Total Long Contracts				$117,541,715	$117,451,864	$(89,851)

At June 30, 2015, the Fund’s open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date		Currency Received		Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Deutsche Bank Securities, Inc.	08/11/15	3,173,155	British Pound	(4,356,874)	Euro	$4,859,977	$4,984,376	$124,399
UBS AG	08/11/15	6,819,794	Swiss Franc	(6,535,312)	Euro	7,289,965	7,305,958	15,993
Goldman Sachs International	08/11/15	1,150,719	Euro	(153,024,342)	Japanese Yen	1,250,963	1,283,596	32,633
BNP Paribas	08/11/15	670,777	British Pound	(7,765,220)	Norwegian Krone	989,447	1,053,653	64,206
Goldman Sachs International	08/11/15	931,534	Euro	(1,380,589)	Singapore Dollar	1,024,400	1,039,101	14,701
State Street Bank and Trust Co.	08/11/15	12,951,596	Danish Krone	(15,992,825)	Swedish Krona	1,930,838	1,937,702	6,864

						$17,345,590	$17,604,386	$258,796

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund
Assets:
Investments, at value (cost $1,093,390,244)*	$1,134,917,747
Repurchase agreements, at value (cost $51,650,788)	51,650,788

Total Investments, at value (total cost $1,145,041,032)	1,186,568,535

Cash	13,222,223
Deposits with broker for futures contracts	400,000
Foreign currencies, at value (cost $1,399,764)	1,397,858
Dividends receivable	2,717,176
Security lending income receivable	72,718
Receivable for investments sold	5,894,737
Receivable for capital shares issued	2,071,044
Reclaims receivable	767,801
Unrealized appreciation on forward foreign currency contracts (Note 2)	2,118,858
Prepaid expenses	10,868

Total Assets	1,215,241,818

Liabilities:
Payable for investments purchased	3,704,969
Payable for capital shares redeemed	316,506
Payable for variation margin on futures contracts	223,360
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,535,577
Payable upon return of securities loaned (Note 2)	51,650,788
Accrued expenses and other payables:
Investment advisory fees	686,787
Fund administration fees	29,253
Distribution fees	14,053
Administrative servicing fees	17,783
Accounting and transfer agent fees	2,850
Custodian fees	5,535
Compliance program costs (Note 3)	1,004
Professional fees	22,683
Printing fees	20,190
Other	236

Total Liabilities	58,231,574

Net Assets	$1,157,010,244

Represented by:
Capital	$1,197,522,056
Accumulated undistributed net investment income	32,876,603
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(115,402,185)
Net unrealized appreciation/(depreciation) from investments	41,527,503
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(65,277)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	583,281
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(31,737)

Net Assets	$1,157,010,244

*	Includes value of securities on loan of $54,180,457 (Note 2)

19

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$37,944,568
Class II Shares	66,389,291
Class IV Shares	11,957,318
Class Y Shares	1,040,719,067

Total	$1,157,010,244

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,548,750
Class II Shares	6,259,495
Class IV Shares	1,118,184
Class Y Shares	97,232,200

Total	108,158,629

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.69
Class II Shares	$10.61
Class IV Shares	$10.69
Class Y Shares	$10.70

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$24,893,836
Income from securities lending (Note 2)	682,592
Interest income	8,723
Foreign tax withholding	(2,114,691)

Total Income	23,470,460

EXPENSES:
Investment advisory fees	4,062,309
Fund administration fees	176,436
Distribution fees Class II Shares	84,872
Administrative servicing fees Class I Shares	28,450
Administrative servicing fees Class II Shares	50,924
Administrative servicing fees Class IV Shares	9,126
Professional fees	41,486
Printing fees	13,472
Trustee fees	16,211
Custodian fees	20,920
Accounting and transfer agent fees	22,902
Compliance program costs (Note 3)	2,151
Other	14,269

Total expenses before fees waived	4,543,528

Investment advisory fees waived (Note 3)	(90,914)

Net Expenses	4,452,614

NET INVESTMENT INCOME	19,017,846

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,013,845
Net realized gains from futures transactions (Note 2)	569,577
Net realized losses from forward and foreign currency transactions (Note 2)	(1,187,414)

Net realized gains from investments, futures, forward and foreign currency transactions	5,396,008

Net change in unrealized appreciation/(depreciation) from investments	39,536,730
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(65,277)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	753,679
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	72,839

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	40,297,971

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	45,693,979

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,711,825

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$19,017,846	$40,065,711
Net realized gains from investments, futures, forward and foreign currency transactions	5,396,008	44,748,716
Net change in unrealized appreciation/(depreciation) from investments futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	40,297,971	(188,617,942)

Change in net assets resulting from operations	64,711,825	(103,803,515)

Distributions to Shareholders From:
Net investment income:
Class I	–	(752,694)
Class II	–	(1,301,009)
Class III (a)	–	(963,115)
Class IV	–	(578,192)
Class VI (b)	–	(1,644,283)
Class Y	–	(39,975,583)

Change in net assets from shareholder distributions	–	(45,214,876)

Change in net assets from capital transactions	38,313,824	152,493,508

Change in net assets	103,025,649	3,475,117

Net Assets:
Beginning of period	1,053,984,595	1,050,509,478

End of period	$1,157,010,244	$1,053,984,595

Accumulated undistributed net investment income at end of period	$32,876,603	$13,858,757

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,602,379	$3,704,213
Proceeds from shares issued from class conversion	–	40,163,444
Dividends reinvested	–	752,694
Cost of shares redeemed	(2,575,113)	(5,340,839)

Total Class I Shares	(972,734)	39,279,512

Class II Shares
Proceeds from shares issued	4,834,720	9,575,473
Proceeds from shares issued from class conversion	–	70,279,302
Dividends reinvested	–	1,301,009
Cost of shares redeemed	(6,403,910)	(9,841,602)

Total Class II Shares	(1,569,190)	71,314,182

Class III Shares (a)
Proceeds from shares issued	–	539,633
Dividends reinvested	–	963,115
Cost of shares redeemed in class conversion	–	(40,163,444)
Cost of shares redeemed	–	(1,519,174)

Total Class III Shares	–	(40,179,870)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

22

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$71,333	$218,112
Dividends reinvested	–	578,192
Cost of shares redeemed	(849,858)	(1,994,736)

Total Class IV Shares	(778,525)	(1,198,432)

Class VI Shares (b)
Proceeds from shares issued	–	1,713,128
Dividends reinvested	–	1,644,283
Cost of shares redeemed in class conversion	–	(70,279,302)
Cost of shares redeemed	–	(1,552,979)

Total Class VI Shares	–	(68,474,870)

Class Y Shares
Proceeds from shares issued	70,056,642	141,731,308
Dividends reinvested	–	39,975,583
Cost of shares redeemed	(28,422,369)	(29,953,905)

Total Class Y Shares	41,634,273	151,752,986

Change in net assets from capital transactions	$38,313,824	$152,493,508

SHARE TRANSACTIONS:
Class I Shares
Issued	151,420	338,690
Issued in class conversion	–	3,564,982
Reinvested	–	67,924
Redeemed	(243,028)	(479,641)

Total Class I Shares	(91,608)	3,491,955

Class II Shares
Issued	474,042	869,190
Issued in class conversion	–	6,269,564
Reinvested	–	118,252
Redeemed	(608,876)	(907,692)

Total Class II Shares	(134,834)	6,349,314

Class III Shares (a)
Issued	–	47,439
Reinvested	–	85,610
Redeemed in class conversion	–	(3,578,705)
Redeemed	–	(133,202)

Total Class III Shares	–	(3,578,858)

Class IV Shares
Issued	6,452	20,824
Reinvested	–	51,604
Redeemed	(79,932)	(177,812)

Total Class IV Shares	(73,480)	(105,384)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.
(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

23

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS: (continued)
Class VI Shares (b)
Issued	–	151,452
Reinvested	–	147,337
Redeemed in class conversion	–	(6,313,722)
Redeemed	–	(138,037)

Total Class VI Shares	–	(6,152,970)

Class Y Shares
Issued	6,468,039	13,008,928
Reinvested	–	3,570,858
Redeemed	(2,583,692)	(2,643,576)

Total Class Y Shares	3,884,347	13,936,210

Total change in shares	3,584,425	13,940,267

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective April 25, 2014, Class VI Shares were converted into Class II Shares.

The accompanying notes are an integral part of these financial statements.

24

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.08	0.17	0.44	0.61	—	—	—	$10.69	6.05%		$37,944,568	0.91%	3.23%	0.93%	27.77%
Year Ended December 31, 2014 (e)	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	—	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%
Year Ended December 31, 2013 (e)	$9.78	0.20	1.88	2.08	(0.25)	(0.25)	—	$11.61	21.41%		$1,722,688	0.92%	1.90%	0.94%	35.44%
Year Ended December 31, 2012 (e)	$8.37	0.27	1.18	1.45	(0.04)	(0.04)	—	$9.78	17.29%		$823,811	0.93%	2.97%	0.95%	68.36%
Year Ended December 31, 2011 (e)	$10.18	0.25	(1.87)	(1.62)	(0.19)	(0.19)	—	$8.37	(16.24%	)	$767,343	0.94%	2.56%	0.95%	53.15%
Year Ended December 31, 2010 (e)	$9.83	0.17	0.40	0.57	(0.22)	(0.22)	—	$10.18	6.19%		$1,162,118	0.99%	1.74%	0.99%	51.74%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.01	0.16	0.44	0.60	—	—	—	$10.61	5.99%		$66,389,291	1.16%	2.97%	1.18%	27.77%
Year Ended December 31, 2014 (e)	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	—	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%
Year Ended December 31, 2013 (e)	$9.75	0.19	1.85	2.04	(0.24)	(0.24)	—	$11.55	21.05%		$519,990	1.17%	1.83%	1.19%	35.44%
Year Ended December 31, 2012 (e)	$8.34	0.24	1.18	1.42	(0.01)	(0.01)	—	$9.75	17.05%		$519,568	1.18%	2.70%	1.20%	68.36%
Year Ended December 31, 2011 (e)	$10.13	0.23	(1.86)	(1.63)	(0.16)	(0.16)	—	$8.34	(16.41%	)	$562,055	1.19%	2.32%	1.20%	53.15%
Year Ended December 31, 2010 (e)	$9.79	0.14	0.40	0.54	(0.20)	(0.20)	—	$10.13	5.89%		$884,879	1.24%	1.52%	1.24%	51.74%

Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.08	0.17	0.44	0.61	—	—	—	$10.69	6.05%		$11,957,318	0.91%	3.22%	0.93%	27.77%
Year Ended December 31, 2014 (e)	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	—	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%
Year Ended December 31, 2013 (e)	$9.77	0.22	1.86	2.08	(0.24)	(0.24)	—	$11.61	21.45%		$15,058,439	0.92%	2.07%	0.94%	35.44%
Year Ended December 31, 2012 (e)	$8.37	0.27	1.17	1.44	(0.04)	(0.04)	—	$9.77	17.16%		$14,474,909	0.93%	3.00%	0.95%	68.36%
Year Ended December 31, 2011 (e)	$10.17	0.25	(1.86)	(1.61)	(0.19)	(0.19)	—	$8.37	(16.16%	)	$15,762,492	0.94%	2.55%	0.95%	53.15%
Year Ended December 31, 2010 (e)	$9.82	0.17	0.40	0.57	(0.22)	(0.22)	—	$10.17	6.19%		$23,937,112	0.99%	1.77%	0.99%	51.74%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$10.08	0.18	0.44	0.62	—	—	—	$10.70	6.15%		$1,040,719,067	0.76%	3.41%	0.78%	27.77%
Year Ended December 31, 2014 (e)	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	—	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%
Year Ended December 31, 2013 (e)	$9.77	0.23	1.86	2.09	(0.26)	(0.26)	—	$11.60	21.53%		$921,221,935	0.77%	2.18%	0.79%	35.44%
Year Ended December 31, 2012 (e)	$8.36	0.28	1.18	1.46	(0.05)	(0.05)	—	$9.77	17.49%		$755,742,787	0.78%	3.08%	0.80%	68.36%
Year Ended December 31, 2011 (e)	$10.17	0.24	(1.85)	(1.61)	(0.20)	(0.20)	—	$8.36	(16.10%	)	$599,252,325	0.80%	2.55%	0.81%	53.15%
Year Ended December 31, 2010 (e)	$9.82	0.17	0.41	0.58	(0.23)	(0.23)	—	$10.17	6.32%		$385,213,318	0.83%	1.75%	0.83%	51.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

25

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$11,789,886	$—	$11,789,886
Air Freight & Logistics	—	494,795	—	494,795
Airlines	5,452,496	8,490,227	—	13,942,723
Auto Components	—	5,384,507	—	5,384,507
Automobiles	—	78,452,746	—	78,452,746
Banks	26,551,748	203,766,209	—	230,317,957
Beverages	—	6,592,617	—	6,592,617
Building Products	—	10,612,254	—	10,612,254
Capital Markets	5,911	30,006,789	—	30,012,700
Chemicals	1,721,370	27,024,930	—	28,746,300
Commercial Services & Supplies	—	1,379,016	—	1,379,016
Communications Equipment	139,969	2,611,502	—	2,751,471
Construction & Engineering	1,202,653	1,451,233	—	2,653,886
Construction Materials	146,481	11,328,532	—	11,475,013
Consumer Finance	—	169,220	—	169,220
Containers & Packaging	—	405,357	—	405,357
Distributors	—	129,245	—	129,245
Diversified Financial Services	69,235	4,520,182	—	4,589,417
Diversified Telecommunication Services	—	38,844,487	—	38,844,487
Electric Utilities	167,576	16,579,082	—	16,746,658
Electrical Equipment	—	7,617,818	—	7,617,818
Electronic Equipment, Instruments & Components	307,966	8,173,208	—	8,481,174
Energy Equipment & Services	759,289	877,830	—	1,637,119
Food & Staples Retailing	1,027,087	16,690,762	—	17,717,849
Food Products	106,216	9,912,407	—	10,018,623
Health Care Providers & Services	588,872	1,216,828	—	1,805,700
Hotels, Restaurants & Leisure	539,363	17,212,651	—	17,752,014
Household Durables	—	20,040,720	—	20,040,720
Household Products	—	2,322,464	—	2,322,464
Independent Power and Renewable Electricity Producers	438,305	231,713	—	670,018
Industrial Conglomerates	502,071	10,033,684	—	10,535,755
Information Technology Services	—	4,774,370	—	4,774,370
Insurance	9,733,084	87,430,772	—	97,163,856
Leisure Products	—	523,891	—	523,891
Life Sciences Tools & Services	—	1,545,859	—	1,545,859
Machinery	—	8,475,283	—	8,475,283
Marine	—	8,527,885	—	8,527,885
Media	866,057	7,846,914	—	8,712,971
Metals & Mining	8,398,150	44,066,733	—	52,464,883
Multiline Retail	1,165,750	1,598,053	—	2,763,803
Multi-Utilities	—	19,458,641	—	19,458,641
Oil, Gas & Consumable Fuels	56,703,850	56,499,176	—	113,203,026
Paper & Forest Products	—	10,657,556	—	10,657,556
Pharmaceuticals	648,563	49,202,836	—	49,851,399
Professional Services	—	2,879,419	—	2,879,419
Real Estate Investment Trusts (REITs)	—	2,350,815	—	2,350,815
Real Estate Management & Development	4,117,495	27,634,208	—	31,751,703
Road & Rail	—	4,213,879	—	4,213,879

28

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$—	$4,984,696	$—	$4,984,696
Specialty Retail	—	6,536,405	—	6,536,405
Technology Hardware, Storage & Peripherals	440,725	12,277,200	—	12,717,925
Textiles, Apparel & Luxury Goods	—	5,801,782	—	5,801,782
Thrifts & Mortgage Finance	136,557	—	—	136,557
Tobacco	—	10,115,380	—	10,115,380
Trading Companies & Distributors	—	29,007,696	—	29,007,696
Transportation Infrastructure	137,875	1,496,347	—	1,634,222
Wireless Telecommunication Services	7,765,964	28,862,595	—	36,628,559
Total Common Stocks	$129,840,678	$991,131,292	$—	$1,120,971,970
Forward Foreign Currency Contracts	—	2,118,858	—	2,118,858
Futures Contracts	1,196	—	—	1,196
Preferred Stocks
Automobiles	—	10,017,247	—	10,017,247
Banks	3,684,390	—	—	3,684,390
Total Preferred Stocks	$3,684,390	$10,017,247	$—	$13,701,637
Repurchase Agreements	—	51,650,788	—	51,650,788
Rights	244,140	—	—	244,140
Total Assets	$133,770,404	$1,054,918,185	$—	$1,188,688,589
Liabilities:
Forward Foreign Currency Contracts	—	(1,535,577)	—	(1,535,577)
Futures Contracts	(66,473)	—	—	(66,473)
Total Liabilities	$(66,473)	$(1,535,577)	$—	$(1,602,050)
Total	$133,703,931	$1,053,382,608	$—	$1,187,086,539

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2015, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/14	$21,223	$21,223
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	(21,223)	(21,223)
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 06/30/15	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

29

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract,

30

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$2,118,858
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	1,196
Total		$2,120,054

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(1,535,577)
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	(66,473)
Total		$(1,602,050)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

31

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(1,299,888)
Futures Contracts
Equity risk	569,577
Total	$(730,311)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$753,679
Futures Contracts
Equity risk	(65,277)
Total	$688,402

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The subadviser utilizes forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The number of forward foreign currency contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

32

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$2,118,858	$—	$2,118,858
Total	$2,118,858	$—	$2,118,858

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
ANZ Banking Group Ltd.	$84,799	$(2,856)	$—	$81,943
Barclays Bank PLC	259,970	(3,578)	—	256,392
BNP Paribas	149,590	(3,348)	—	146,242
Citibank NA	321,089	(119,967)	—	201,122
Credit Suisse International	126,137	(25,214)	—	100,923
Deutsche Bank Securities, Inc	124,399	(737)	—	123,662
Goldman Sachs International	190,239	(131,057)	—	59,182
HSBC Bank PLC	398,151	(175,806)	—	222,345
Morgan Stanley Co., Inc	162,398	(162,398)	—	—
Royal Bank of Canada	122,819	—	—	122,819
Societe Generale	3,379	(3,379)	—	—
Standard Chartered Bank	42,353	(42,353)	—	—
State Street Bank and Trust Co.	67,344	—	—	67,344
UBS AG	66,191	(66,191)	—	—
Total	$2,118,858	$(736,884)	$—	$1,381,974

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(1,535,577)	$—	$(1,535,577)
Total	$(1,535,577)	$—	$(1,535,577)

Amounts designated as “—” are zero.

33

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
ANZ Banking Group Ltd.	$(2,856)	$2,856	$—	$—
Barclays Bank PLC	(3,578)	3,578	—	—
BNP Paribas	(3,348)	3,348	—	—
Citibank NA	(119,967)	119,967	—	—
Credit Suisse International	(25,214)	25,214	—	—
Deutsche Bank Securities, Inc.	(737)	737	—	—
Goldman Sachs International	(131,057)	131,057	—	—
HSBC Bank PLC	(175,806)	175,806	—	—
Morgan Stanley Co., Inc	(180,701)	162,398	—	(18,303)
Royal Bank of Scotland	(42,009)	—	—	(42,009)
Societe Generale	(56,116)	3,379	—	(52,737)
Standard Chartered Bank	(112,848)	42,353	—	(70,495)
UBS AG	(588,062)	66,191	—	(521,871)
Westpac Banking Corp.	(93,278)	—	—	(93,278)
Total	$(1,535,577)	$736,884	$—	$(798,693)

Amounts designated as “—” are zero.

(e)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $51,650,788, which was comprised of cash

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of

34

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Citigroup Global Markets, Inc., 0.14%, dated 06/30/15, due 07/01/15, repurchase price $300,001,167, collateralized by U.S. Government Treasury Securities, ranging 0.25% – 4.63%, maturing 12/15/15 – 02/15/25; total market value $306,000,007.

Citigroup Global Markets, Inc., 0.10%, dated 03/20/15, due 08/04/15, repurchase price $375,142,708, collateralized by U.S. Government Agency and Treasury Securities, ranging 0.38% – 8.50%, maturing 08/31/15 – 01/20/42; total market value $382,500,042.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

35

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$15,000,000	$—	$15,000,000	$(15,000,000)	$—
Citigroup Global Markets, Inc.	14,000,000	—	14,000,000	(14,000,000)	—
Goldman Sachs & Co.	12,000,000	—	12,000,000	(12,000,000)	—
Societe Generale	10,650,788	—	10,650,788	(10,650,788)	—
Total	$51,650,788	$—	$51,650,788	$(51,650,788)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

36

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
JPMorgan Investment Management Inc.
Dimensional Fund Advisors LP

37

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.016% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $32,170, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $58,744, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.72%, and after contractual and voluntary fee waivers was 0.72% and 0.71%, respectively.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $176,436 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,151.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

38

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $88,500.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,682.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $360,895,233 and sales of $308,190,666 (excluding short-term securities).

39

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $1,384 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,155,627,485	$119,598,470	$(88,657,420)	$30,941,050

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

40

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

41

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

42

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

43

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

44

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

45

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

46

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

47

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

48

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

49

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

50

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

51

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

52

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

53

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

54

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

SAR-MM-LCG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreements	1.3%
Liabilities in excess of other assets	(0.2%)
100.0%

Top Industries††

Internet Software & Services	9.7%
Biotechnology	7.4%
Technology Hardware, Storage & Peripherals	7.1%
Software	6.1%
Information Technology Services	5.6%
Specialty Retail	5.0%
Chemicals	5.0%
Media	4.3%
Health Care Providers & Services	4.0%
Hotels, Restaurants & Leisure	3.3%
Other Industries*	42.5%
100.0%

Top Holdings††

Apple, Inc.	6.6%
Gilead Sciences, Inc.	2.8%
Google, Inc., Class A	2.0%
Google, Inc., Class C	2.0%
Facebook, Inc., Class A	2.0%
Visa, Inc., Class A	1.9%
CVS Health Corp.	1.9%
Home Depot, Inc. (The)	1.8%
Philip Morris International, Inc.	1.4%
United Technologies Corp.	1.3%
Other Holdings*	76.3%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,038.70	4.04	0.80
	Hypothetical	(a)(b)	1,000.00	1,020.83	4.01	0.80
Class II Shares	Actual	(a)	1,000.00	1,037.50	5.30	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.26	1.05
Class Y Shares	Actual	(a)	1,000.00	1,040.10	3.29	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.57	3.26	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 3.0%
General Dynamics Corp. (a)	26,814	$3,799,276
Honeywell International, Inc.	158,927	16,205,786
Precision Castparts Corp.	17,749	3,547,493
Textron, Inc. (a)	120,359	5,371,622
United Technologies Corp. (a)	192,429	21,346,149

		50,270,326

Air Freight & Logistics 1.4%
FedEx Corp.	70,625	12,034,500
United Parcel Service, Inc., Class B (a)	114,846	11,129,726

		23,164,226

Airlines 1.3%
Copa Holdings SA, Class A (a)	76,510	6,318,961
Delta Air Lines, Inc.	289,895	11,908,887
United Continental Holdings, Inc.*	66,912	3,547,005

		21,774,853

Auto Components 0.2%
Lear Corp.	34,169	3,835,812

Automobiles 0.3%
General Motors Co.	128,301	4,276,272
Tesla Motors, Inc. * (a)	5,670	1,521,034

		5,797,306

Banks 1.4%
JPMorgan Chase & Co.	271,039	18,365,603
Wells Fargo & Co.	107,000	6,017,680

		24,383,283

Beverages 1.4%
Coca-Cola Co. (The)	93,009	3,648,743
PepsiCo, Inc.	213,905	19,965,893

		23,614,636

Biotechnology 7.5%
Alexion Pharmaceuticals, Inc.* (a)	98,703	17,842,541
Biogen, Inc.*	52,723	21,296,929
BioMarin Pharmaceutical, Inc.*	81,470	11,143,467
Celgene Corp.*	183,584	21,247,094
Gilead Sciences, Inc.	406,841	47,632,944
Vertex Pharmaceuticals, Inc.*	57,775	7,134,057

		126,297,032

Capital Markets 0.7%
BlackRock, Inc.	16,770	5,802,085
Morgan Stanley	176,100	6,830,919

		12,633,004

Chemicals 5.0%
Ashland, Inc. (a)	121,969	14,868,021
Dow Chemical Co. (The)	86,570	4,429,787

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Ecolab, Inc.	62,750	$7,095,142
FMC Corp.	60,693	3,189,417
LyondellBasell Industries NV, Class A	125,398	12,981,201
Monsanto Co.	172,850	18,424,082
PPG Industries, Inc.	113,446	13,014,525
Sherwin-Williams Co. (The)	38,693	10,641,349

		84,643,524

Communications Equipment 1.2%
Cisco Systems, Inc.	150,466	4,131,796
QUALCOMM, Inc.	246,623	15,445,999

		19,577,795

Construction Materials 0.2%
Eagle Materials, Inc. (a)	37,028	2,826,347

Consumer Finance 1.3%
Capital One Financial Corp. (a)	177,777	15,639,043
Discover Financial Services	98,883	5,697,638

		21,336,681

Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	188,759	8,798,057

Electronic Equipment, Instruments & Components 0.2%
Keysight Technologies, Inc.*	80,505	2,510,951

Energy Equipment & Services 1.1%
Cameron International Corp.* (a)	72,213	3,781,795
Halliburton Co.	128,037	5,514,553
Schlumberger Ltd.	105,110	9,059,431

		18,355,779

Food & Staples Retailing 2.6%
Costco Wholesale Corp.	44,800	6,050,688
CVS Health Corp.	305,558	32,046,923
Kroger Co. (The)	77,949	5,652,082

		43,749,693

Food Products 2.0%
Archer-Daniels-Midland Co.	84,826	4,090,310
General Mills, Inc.	120,172	6,695,984
Kellogg Co. (a)	116,427	7,299,973
Mondelez International, Inc., Class A	320,227	13,174,139
Tyson Foods, Inc., Class A (a)	69,437	2,960,099

		34,220,505

Health Care Equipment & Supplies 1.8%
Boston Scientific Corp.*	336,100	5,948,970
DexCom, Inc.* (a)	49,000	3,919,020
Edwards Lifesciences Corp.*	24,391	3,474,010
Medtronic PLC	236,714	17,540,507

		30,882,507

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 4.0%
Centene Corp.* (a)	70,977	$5,706,551
Envision Healthcare Holdings, Inc.*	178,250	7,037,310
Express Scripts Holding Co.*	129,604	11,526,980
HCA Holdings, Inc.* (a)	43,921	3,984,513
McKesson Corp.	91,235	20,510,540
UnitedHealth Group, Inc.	157,800	19,251,600

		68,017,494

Hotels, Restaurants & Leisure 3.3%
Brinker International, Inc. (a)	73,542	4,239,696
Carnival Corp.	68,090	3,362,965
Chipotle Mexican Grill, Inc.* (a)	9,430	5,705,056
Hilton Worldwide Holdings, Inc.*	340,000	9,367,000
McDonald’s Corp.	93,444	8,883,721
Royal Caribbean Cruises Ltd.	88,313	6,949,350
Starbucks Corp.	186,200	9,983,113
Yum! Brands, Inc.	87,888	7,916,951

		56,407,852

Household Durables 0.2%
PulteGroup, Inc. (a)	166,333	3,351,610

Household Products 0.3%
Colgate-Palmolive Co. (a)	85,988	5,624,475

Independent Power and Renewable Electricity Producers 0.2%
AES Corp. (The)	215,982	2,863,921

Industrial Conglomerates 0.7%
Danaher Corp.	67,600	5,785,884
Roper Technologies, Inc.	33,627	5,799,312

		11,585,196

Information Technology Services 5.6%
Accenture PLC, Class A	66,708	6,456,000
Alliance Data Systems Corp.* (a)	23,800	6,948,172
Cognizant Technology Solutions Corp., Class A*	241,911	14,778,343
Fidelity National Information Services, Inc.	197,617	12,212,731
FleetCor Technologies, Inc.*	48,754	7,608,549
International Business Machines Corp.	13,793	2,243,569
MasterCard, Inc., Class A (a)	132,800	12,414,144
Visa, Inc., Class A (a)	488,423	32,797,605

		95,459,113

Insurance 0.5%
MetLife, Inc.	47,301	2,648,383
Prudential Financial, Inc.	71,493	6,257,067

		8,905,450

Internet & Catalog Retail 2.9%
Amazon.com, Inc.*	39,401	17,103,580
Ctrip.com International Ltd.,ADR-CN*	90,750	6,590,265

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail (continued)
Expedia, Inc.	40,876	$4,469,791
Netflix, Inc.*	7,355	4,831,794
Priceline Group, Inc. (The)*	14,739	16,970,042

		49,965,472

Internet Software & Services 9.7%
Alibaba Group Holding Ltd.,ADR-CN*	143,350	11,793,405
Baidu, Inc.,ADR-CN*	44,700	8,898,876
CoStar Group, Inc.*	28,315	5,698,677
eBay, Inc.*	343,880	20,715,331
Facebook, Inc., Class A*	387,263	33,213,611
Google, Inc., Class A*	62,954	33,997,678
Google, Inc., Class C*	64,795	33,726,445
IAC/InterActiveCorp.	36,880	2,937,861
LinkedIn Corp., Class A* (a)	66,492	13,739,242

		164,721,126

Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	165,031	6,366,896
Illumina, Inc.*	19,956	4,357,592
Quintiles Transnational Holdings, Inc.*	87,100	6,324,331
Thermo Fisher Scientific, Inc.	111,199	14,429,182

		31,478,001

Machinery 0.5%
Caterpillar, Inc. (a)	60,138	5,100,905
Cummins, Inc.	27,771	3,643,278

		8,744,183

Media 4.3%
Charter Communications, Inc., Class A* (a)	33,461	5,730,196
Comcast Corp., Class A	162,684	9,783,816
Liberty Global PLC,Series C*	111,600	5,650,308
Omnicom Group, Inc. (a)	98,231	6,826,072
Time Warner Cable, Inc.	45,062	8,028,697
Twenty-First Century Fox, Inc., Class A	387,500	12,611,188
Viacom, Inc., Class B	178,663	11,548,776
Walt Disney Co. (The) (a)	106,400	12,144,496

		72,323,549

Metals & Mining 0.2%
Freeport-McMoRan, Inc. (a)	172,324	3,208,673

Multiline Retail 0.6%
Dollar General Corp.	79,950	6,215,313
Kohl’s Corp. (a)	69,978	4,381,323

		10,596,636

Oil, Gas & Consumable Fuels 1.8%
Apache Corp.	109,148	6,290,199
Cabot Oil & Gas Corp. (a)	151,226	4,769,668
EOG Resources, Inc.	69,348	6,071,418

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	149,298	$7,809,778
Occidental Petroleum Corp.	71,437	5,555,656

		30,496,719

Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	129,251	8,600,362
Merck & Co., Inc.	309,408	17,614,597
Pfizer, Inc.	158,485	5,314,002
Valeant Pharmaceuticals International, Inc.*	36,070	8,012,950
Zoetis, Inc.	73,900	3,563,458

		43,105,369

Real Estate Investment Trusts (REITs) 1.2%
American Tower Corp.	172,695	16,110,716
Iron Mountain, Inc.	143,540	4,449,740

		20,560,456

Road & Rail 0.9%
Union Pacific Corp.	162,511	15,498,674

Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	181,200	11,630,322
ARM Holdings PLC,ADR-UK (a)	131,000	6,454,370
Avago Technologies Ltd.	88,657	11,785,175
Broadcom Corp., Class A	163,283	8,407,442
Texas Instruments, Inc.	117,500	6,052,425

		44,329,734

Software 6.1%
Activision Blizzard, Inc. (a)	285,850	6,920,429
Adobe Systems, Inc.* (a)	168,500	13,650,185
Aspen Technology, Inc.* (a)	136,987	6,239,758
Citrix Systems, Inc.*	85,685	6,011,660
Electronic Arts, Inc.*	129,051	8,581,891
Intuit, Inc.	69,014	6,954,541
Microsoft Corp.	148,670	6,563,780
Mobileye NV* (a)	134,700	7,161,999
Oracle Corp.	355,542	14,328,343
Salesforce.com, Inc.*	94,400	6,573,072
ServiceNow, Inc.*	63,500	4,718,685
SolarWinds, Inc.*	141,955	6,548,384
Splunk, Inc.* (a)	53,500	3,724,670
Tableau Software, Inc., Class A*	17,214	1,984,774
Workday, Inc., Class A* (a)	53,300	4,071,587

		104,033,758

Specialty Retail 5.0%
American Eagle Outfitters, Inc. (a)	333,970	5,750,963
AutoZone, Inc.*	24,370	16,252,353
Bed Bath & Beyond, Inc.*	59,966	4,136,455

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Best Buy Co., Inc.	150,762	$4,916,349
Home Depot, Inc. (The)	269,425	29,941,200
Ross Stores, Inc.	71,472	3,474,254
TJX Cos., Inc. (The)	220,190	14,569,972
Ulta Salon Cosmetics & Fragrance, Inc.*	39,400	6,085,330

		85,126,876

Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	895,368	112,301,532
NCR Corp.*	194,371	5,850,567
Western Digital Corp.	34,522	2,707,215

		120,859,314

Textiles, Apparel & Luxury Goods 1.4%
lululemon athletica, Inc.* (a)	43,000	2,807,900
NIKE, Inc., Class B	188,123	20,321,046

		23,128,946

Tobacco 1.7%
Altria Group, Inc.	65,753	3,215,979
Philip Morris International, Inc.	299,862	24,039,937
Reynolds American, Inc. (a)	10,951	817,596

		28,073,512

Wireless Telecommunication Services 0.6%
SBA Communications Corp., Class A*	81,100	9,324,067

Total Common Stocks (cost $1,290,084,852)		1,676,462,493

Repurchase Agreements 1.3%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $5,000,039, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $5,100,001. (b)(c)	$5,000,000	5,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $10,000,036, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $10,200,001. (b)(c)	10,000,000	10,000,000

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $7,415,936, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $7,564,221. (b)(c)	$7,415,903	$7,415,903

Total Repurchase Agreements (cost $22,415,903)		22,415,903

Total Investments (cost $1,312,500,755) (d) — 100.2%		1,698,878,396
Liabilities in excess of other assets — (0.2%)		(3,968,895)

NET ASSETS — 100.0%		$1,694,909,501

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $179,676,483, which was collateralized by a repurchase agreements with a value of $22,415,903 and $163,572,854 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from 07/02/15 - 02/15/45 a total value of $185,988,757.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $22,415,903.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,290,084,852)	$1,676,462,493
Repurchase agreements, at value (cost $22,415,903)	22,415,903

Total Investments, at value (total cost $1,312,500,755)	1,698,878,396

Cash	21,798,340
Dividends receivable	1,410,589
Security lending income receivable	24,826
Receivable for investments sold	13,221,254
Receivable for capital shares issued	180,173
Prepaid expenses	12,331

Total Assets	1,735,525,909

Liabilities:
Payable for investments purchased	17,155,715
Payable for capital shares redeemed	55,169
Payable upon return of securities loaned (Note 2)	22,415,903
Accrued expenses and other payables:
Investment advisory fees	851,635
Fund administration fees	41,011
Distribution fees	26,939
Administrative servicing fees	25,307
Accounting and transfer agent fees	377
Custodian fees	9,970
Compliance program costs (Note 3)	1,465
Professional fees	19,797
Printing fees	12,830
Other	290

Total Liabilities	40,616,408

Net Assets	$1,694,909,501

Represented by:
Capital	$1,067,109,677
Accumulated undistributed net investment income	6,074,057
Accumulated net realized gains from investments	235,348,126
Net unrealized appreciation/(depreciation) from investments	386,377,641

Net Assets	$1,694,909,501

*	Includes value of securities on loan of $179,676,483 (Note 2)

9

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund
Net Assets:
Class I Shares	$64,422,677
Class II Shares	128,915,223
Class Y Shares	1,501,571,601

Total	$1,694,909,501

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,617,468
Class II Shares	9,306,754
Class Y Shares	107,284,584

Total	121,208,806

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.95
Class II Shares	$13.85
Class Y Shares	$14.00

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$11,182,499
Income from securities lending (Note 2)	61,116
Interest income	13,687
Foreign tax withholding	(5,138)

Total Income	11,252,164

EXPENSES:
Investment advisory fees	5,298,244
Fund administration fees	251,871
Distribution fees Class II Shares	160,597
Administrative servicing fees Class I Shares	48,335
Administrative servicing fees Class II Shares	97,438
Professional fees	39,755
Printing fees	11,217
Trustee fees	24,143
Custodian fees	30,503
Accounting and transfer agent fees	884
Compliance program costs (Note 3)	3,236
Other	18,400

Total expenses before fees waived	5,984,623

Investment advisory fees waived (Note 3)	(238,574)

Net Expenses	5,746,049

NET INVESTMENT INCOME	5,506,115

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	99,139,123
Net change in unrealized appreciation/(depreciation) from investments	(39,589,560)

Net realized/unrealized gains from investments	59,549,563

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$65,055,678

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$5,506,115	$10,189,238
Net realized gains from investments	99,139,123	139,283,941
Net change in unrealized appreciation/(depreciation) from investments	(39,589,560)	12,226,441

Change in net assets resulting from operations	65,055,678	161,699,620

Distributions to Shareholders From:

Net investment income:
Class I	–	(315,018)
Class II	–	(305,403)
Class Y	–	(9,069,081)
Net realized gains:
Class I	–	(4,422,281)
Class II	–	(9,152,095)
Class Y	–	(100,217,707)

Change in net assets from shareholder distributions	–	(123,481,585)

Change in net assets from capital transactions	(20,997,617)	72,886,424

Change in net assets	44,058,061	111,104,459

Net Assets:
Beginning of period	1,650,851,440	1,539,746,981

End of period	$1,694,909,501	$1,650,851,440

Accumulated undistributed net investment income at end of period	$6,074,057	$567,942

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,675,083	$8,663,889
Dividends reinvested	–	4,737,299
Cost of shares redeemed	(7,904,110)	(15,997,649)

Total Class I Shares	(3,229,027)	(2,596,461)

Class II Shares
Proceeds from shares issued	5,701,693	9,248,821
Dividends reinvested	–	9,457,498
Cost of shares redeemed	(10,608,728)	(22,983,470)

Total Class II Shares	(4,907,035)	(4,277,151)

Class Y Shares
Proceeds from shares issued	48,730,267	119,353,033
Dividends reinvested	–	109,286,788
Cost of shares redeemed	(61,591,822)	(148,879,785)

Total Class Y Shares	(12,861,555)	79,760,036

Change in net assets from capital transactions	$(20,997,617)	$72,886,424

12

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	334,723	651,960
Reinvested	–	360,800
Redeemed	(577,173)	(1,210,339)

Total Class I Shares	(242,450)	(197,579)

Class II Shares
Issued	414,590	697,780
Reinvested	–	725,772
Redeemed	(780,586)	(1,741,791)

Total Class II Shares	(365,996)	(318,239)

Class Y Shares
Issued	3,474,443	8,982,946
Reinvested	–	8,292,904
Redeemed	(4,385,178)	(11,067,711)

Total Class Y Shares	(910,735)	6,208,139

Total change in shares	(1,519,181)	5,692,321

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.43	0.04	0.48	0.52	–	–	–	–	$13.95	3.87%		$64,422,677	0.80%	0.54%		0.82%	22.66%
Year Ended December 31, 2014 (e)	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	–	(1.05)	$13.43	10.44%		$65,263,005	0.80%	0.53%		0.83%	43.01%
Year Ended December 31, 2013 (e)	$10.54	0.08	3.48	3.56	(0.09)	(0.87)	–	(0.96)	$13.14	34.74%		$66,446,033	0.81%	0.65%		0.83%	52.44%
Year Ended December 31, 2012 (e)	$9.33	0.07	1.45	1.52	(0.05)	(0.26)	–	(0.31)	$10.54	16.35%		$55,625,506	0.82%	0.68%		0.85%	108.38%
Year Ended December 31, 2011 (e)	$9.61	–	(0.28)	(0.28)	–	–	–	–	$9.33	(2.91%	)	$58,971,210	0.85%	0.04%		0.85%	82.82%
Year Ended December 31, 2010 (e)	$8.69	0.01	1.33	1.34	–	(0.39)	(0.03)	(0.42)	$9.61	15.51%		$71,781,139	0.88%	0.14%		0.88%	127.66%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.35	0.02	0.48	0.50	–	–	–	–	$13.85	3.75%		$128,915,223	1.05%	0.29%		1.08%	22.66%
Year Ended December 31, 2014 (e)	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	–	(1.02)	$13.35	10.15%		$129,123,556	1.05%	0.28%		1.08%	43.01%
Year Ended December 31, 2013 (e)	$10.49	0.05	3.46	3.51	(0.06)	(0.87)	–	(0.93)	$13.07	34.41%		$130,550,750	1.06%	0.40%		1.08%	52.44%
Year Ended December 31, 2012 (e)	$9.28	0.04	1.45	1.49	(0.02)	(0.26)	–	(0.28)	$10.49	16.14%		$108,083,342	1.07%	0.42%		1.10%	108.38%
Year Ended December 31, 2011 (e)	$9.59	(0.02)	(0.29)	(0.31)	–	–	–	–	$9.28	(3.23%	)	$114,643,648	1.10%	(0.20%	)	1.10%	82.82%
Year Ended December 31, 2010 (e)	$8.68	(0.01)	1.34	1.33	–	(0.39)	(0.03)	(0.42)	$9.59	15.36%		$131,434,049	1.14%	(0.09%	)	1.14%	127.66%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$13.46	0.05	0.49	0.54	–	–	–	–	$14.00	4.01%		$1,501,571,601	0.65%	0.69%		0.67%	22.66%
Year Ended December 31, 2014 (e)	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	–	(1.07)	$13.46	10.56%		$1,456,464,879	0.65%	0.68%		0.68%	43.01%
Year Ended December 31, 2013 (e)	$10.56	0.10	3.49	3.59	(0.11)	(0.87)	–	(0.98)	$13.17	34.95%		$1,342,750,198	0.66%	0.80%		0.68%	52.44%
Year Ended December 31, 2012 (e)	$9.34	0.09	1.46	1.55	(0.07)	(0.26)	–	(0.33)	$10.56	16.63%		$1,030,008,765	0.67%	0.86%		0.70%	108.38%
Year Ended December 31, 2011 (e)	$9.63	0.02	(0.29)	(0.27)	(0.02)	–	–	(0.02)	$9.34	(2.84%	)	$850,885,246	0.70%	0.21%		0.70%	82.82%
Year Ended December 31, 2010 (e)	$8.70	0.02	1.35	1.37	(0.02)	(0.39)	(0.03)	(0.44)	$9.63	15.74%		$715,030,071	0.73%	0.27%		0.73%	127.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,676,462,493	$—	$—	$1,676,462,493
Repurchase Agreements	—	22,415,903	—	22,415,903
Total	$1,676,462,493	$22,415,903	$—	$1,698,878,396

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $22,415,903, which was comprised of cash.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities		Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$5,000,000	$		$5,000,000	$(5,000,000)	$—
Goldman Sachs & Co.	10,000,000		—	10,000,000	(10,000,000)	—
Societe Generale	7,415,903		—	7,415,903	(7,415,903)	—
Total	$22,415,903		$—	$22,415,903	$(22,415,903)	$—

Amounts designated as — are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis,

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Pyramis Global Advisors, LLC
Winslow Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.028% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $79,694, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $158,880, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.63%, and after contractual and voluntary fee waivers was 0.62 % and 0.61%, respectively.

From these fees, pursuant to subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $251,871 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,236.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $145,773.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $378,088,382 and sales of $396,599,727 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $15,422 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,314,537,381	$413,472,104	$(29,131,089)	$384,341,015

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

25

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

36

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

37

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund

SAR-MM-LCV 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreements	1.7%
Exchange Traded Fund	0.1%
Liabilities in excess of other assets	(0.8%)
100.0%

Top Industries††

Banks	11.1%
Oil, Gas & Consumable Fuels	9.4%
Insurance	8.8%
Pharmaceuticals	7.9%
Capital Markets	4.1%
Real Estate Investment Trusts (REITs)	3.8%
Communications Equipment	3.5%
Aerospace & Defense	3.4%
Health Care Providers & Services	2.9%
Semiconductors & Semiconductor Equipment	2.5%
Other Industries*	42.6%
100.0%

Top Holdings††

JPMorgan Chase & Co.	3.6%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.8%
Citigroup, Inc.	2.7%
MetLife, Inc.	2.0%
Occidental Petroleum Corp.	1.9%
American International Group, Inc.	1.8%
PNC Financial Services Group, Inc. (The)	1.8%
Bristol-Myers Squibb Co.	1.7%
General Electric Co.	1.5%
Other Holdings*	77.3%
100.0%

Top Countries††

United States	91.6%
United Kingdom	2.3%
Canada	1.0%
Bermuda	0.7%
Switzerland	0.5%
Sweden	0.4%
Singapore	0.4%
South Korea	0.3%
Netherlands	0.2%
France	0.2%
Other Countries*	2.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,017.80	3.90	0.78
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.91	0.78
Class II Shares	Actual	(a)	1,000.00	1,016.20	5.15	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.69	5.16	1.03
Class Y Shares	Actual	(a)	1,000.00	1,018.60	3.15	0.63
	Hypothetical	(a)(b)	1,000.00	1,021.67	3.16	0.63

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 99.0%

	Shares	Market Value

BERMUDA 0.7%
Insurance 0.7%
Everest Re Group Ltd. (a)	37,202	$6,771,136
Validus Holdings Ltd.	169,369	7,450,542

		14,221,678

CANADA 1.0%
Media 0.4%
Quebecor, Inc., Class B	271,678	6,790,862

Oil, Gas & Consumable Fuels 0.6%
Cameco Corp.	249,421	3,568,577
Canadian Natural Resources Ltd.	332,908	9,041,782

		12,610,359

		19,401,221

FRANCE 0.2%
Trading Companies & Distributors 0.2%
Rexel SA	220,693	3,561,241

HONG KONG 0.2%
Hotels, Restaurants & Leisure 0.2%
Melco Crown Entertainment Ltd., ADR (a)	174,900	3,433,287

ITALY 0.2%
Gas Utilities 0.2%
Snam SpA	728,508	3,466,988

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
Sands China Ltd.	886,400	2,979,014

NETHERLANDS 0.2%
Metals & Mining 0.2%
Constellium NV, Class A*	322,337	3,813,247

PANAMA 0.1%
Airlines 0.1%
Copa Holdings SA, Class A (a)	25,485	2,104,806

SINGAPORE 0.4%
Semiconductors & Semiconductor Equipment 0.4%
Avago Technologies Ltd.	57,641	7,662,218

SOUTH KOREA 0.3%
Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co., Ltd.	5,731	6,502,314

SWEDEN 0.4%
Household Durables 0.4%
Electrolux AB Series B	252,942	7,925,466

SWITZERLAND 0.5%
Capital Markets 0.3%
Julius Baer Group Ltd.*	103,208	5,791,410

Machinery 0.2%
Sulzer AG REG	34,971	3,597,180

		9,388,590

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM 2.4%
Auto Components 0.2%
Delphi Automotive PLC	34,779	$2,959,345

Beverages 0.2%
Diageo PLC	109,373	3,167,419

Machinery 0.1%
Pentair PLC (a)	34,369	2,362,869

Media 0.6%
Markit Ltd.*	254,300	6,502,451
Sky PLC	420,982	6,856,804

		13,359,255

Metals & Mining 0.3%
Rio Tinto PLC, ADR (a)	125,665	5,178,655

Pharmaceuticals 0.5%
AstraZeneca PLC, ADR (a)	141,285	9,001,267

Tobacco 0.5%
Imperial Tobacco Group PLC	187,470	9,028,972

		45,057,782

UNITED STATES 92.2%
Aerospace & Defense 3.5%
General Dynamics Corp.	39,856	5,647,197
Honeywell International, Inc.	111,751	11,395,249
Northrop Grumman Corp. (a)	105,013	16,658,212
Orbital ATK, Inc.	35,100	2,574,936
Raytheon Co.	106,279	10,168,775
United Technologies Corp.	174,631	19,371,817

		65,816,186

Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	92,047	8,920,275

Airlines 0.2%
Delta Air Lines, Inc.	97,921	4,022,595

Auto Components 0.6%
Johnson Controls, Inc.	150,123	7,435,592
Lear Corp.	35,408	3,974,902

		11,410,494

Automobiles 0.2%
Ford Motor Co.	238,000	3,572,380

Banks 11.1%
Bank of America Corp.	1,001,849	17,051,470
Citigroup, Inc.	926,217	51,164,227
Fifth Third Bancorp	478,720	9,966,950
JPMorgan Chase & Co.	1,026,497	69,555,438
PNC Financial Services Group, Inc. (The)	351,369	33,608,445
Wells Fargo & Co.	464,359	26,115,550
Zions Bancorporation (a)	141,875	4,502,403

		211,964,483

Beverages 1.3%
Coca-Cola Enterprises, Inc.	195,009	8,471,191
Molson Coors Brewing Co., Class B	80,691	5,633,039
PepsiCo, Inc.	122,878	11,469,432

		25,573,662

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Biotechnology 0.3%
Biogen, Inc.*	14,660	$5,921,760

Building Products 0.2%
Owens Corning, Inc.	113,895	4,698,169

Capital Markets 3.8%
Charles Schwab Corp. (The)	180,685	5,899,365
E*TRADE Financial Corp.* (a)	147,175	4,407,891
Goldman Sachs Group, Inc. (The) (a)	137,440	28,696,099
Morgan Stanley (a)	300,267	11,647,357
Northern Trust Corp. (a)	52,829	4,039,305
Raymond James Financial, Inc. (a)	198,147	11,805,598
TD Ameritrade Holding Corp. (a)	162,926	5,998,935

		72,494,550

Chemicals 2.0%
Cabot Corp.	125,474	4,678,925
Celanese Corp. Series A (a)	171,717	12,343,019
Huntsman Corp.	278,934	6,156,073
LyondellBasell Industries NV, Class A	78,735	8,150,647
Mosaic Co. (The) (a)	129,754	6,078,975

		37,407,639

Commercial Services & Supplies 0.3%
Republic Services, Inc.	65,664	2,572,059
Tyco International PLC	72,882	2,804,499

		5,376,558

Communications Equipment 3.5%
ARRIS Group, Inc.* (a)	468,851	14,346,841
Cisco Systems, Inc. (a)	1,932,449	53,065,049

		67,411,890

Construction & Engineering 0.1%
Fluor Corp.	42,364	2,245,716

Construction Materials 0.8%
Martin Marietta Materials, Inc.	51,902	7,344,652
Vulcan Materials Co.	87,828	7,371,404

		14,716,056

Consumer Finance 0.9%
Capital One Financial Corp. (a)	93,578	8,232,057
Discover Financial Services	149,066	8,589,183

		16,821,240

Containers & Packaging 0.9%
Bemis Co., Inc.	99,200	4,464,992
Crown Holdings, Inc.*	66,798	3,534,282
Graphic Packaging Holding Co.	395,880	5,514,609
Packaging Corp. of America	62,896	3,930,371

		17,444,254

Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B*	150,821	20,528,246
Leucadia National Corp. (a)	126,974	3,082,929
Voya Financial, Inc.	336,576	15,640,687

		39,251,862

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Diversified Telecommunication Services 1.3%
AT&T, Inc.	147,625	$5,243,640
Frontier Communications Corp. (a)	774,992	3,836,210
Verizon Communications, Inc.	328,674	15,319,496
Windstream Holdings, Inc.	1	5

		24,399,351

Electric Utilities 2.1%
American Electric Power Co., Inc.	98,814	5,234,178
Edison International	194,428	10,806,308
Exelon Corp. (a)	467,291	14,682,283
PPL Corp.	63,954	1,884,724
Xcel Energy, Inc.	216,543	6,968,354

		39,575,847

Electrical Equipment 0.9%
Eaton Corp. PLC	167,954	11,335,215
Generac Holdings, Inc.* (a)	153,769	6,112,318

		17,447,533

Energy Equipment & Services 2.2%
Baker Hughes, Inc.	93,717	5,782,339
Halliburton Co.	309,318	13,322,326
Helmerich & Payne, Inc. (a)	52,170	3,673,811
National Oilwell Varco, Inc. (a)	119,555	5,772,115
Schlumberger Ltd.	160,395	13,824,446

		42,375,037

Food & Staples Retailing 0.8%
CVS Health Corp.	112,548	11,804,035
Rite Aid Corp.*	396,324	3,309,305

		15,113,340

Food Products 1.6%
ConAgra Foods, Inc.	147,626	6,454,209
Ingredion, Inc.	162,726	12,987,162
Mondelez International, Inc., Class A (a)	120,774	4,968,642
Tyson Foods, Inc., Class A (a)	138,209	5,891,850

		30,301,863

Health Care Equipment & Supplies 1.0%
Abbott Laboratories (a)	211,579	10,384,297
Boston Scientific Corp.*	251,029	4,443,213
Stryker Corp. (a)	51,117	4,885,252

		19,712,762

Health Care Providers & Services 2.9%
Aetna, Inc.	85,628	10,914,145
Anthem, Inc. (a)	59,554	9,775,194
Cardinal Health, Inc. (a)	135,821	11,361,426
Cigna Corp. (a)	32,223	5,220,126
Express Scripts Holding Co.*	33,161	2,949,339
HCA Holdings, Inc.* (a)	81,393	7,383,973
Health Net, Inc.*	58,823	3,771,731
UnitedHealth Group, Inc.	35,186	4,292,692

		55,668,626

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	185,752	$9,174,291
Las Vegas Sands Corp. (a)	187,438	9,853,616
Royal Caribbean Cruises Ltd.	99,554	7,833,904

		26,861,811

Household Durables 0.4%
D.R. Horton, Inc.	157,297	4,303,646
PulteGroup, Inc. (a)	153,841	3,099,896

		7,403,542

Household Products 0.6%
Procter & Gamble Co. (The)	137,133	10,729,286

Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	472,795	6,269,262
NRG Energy, Inc. (a)	211,339	4,835,436
Talen Energy Corp.*	1	16

		11,104,714

Industrial Conglomerates 1.5%
General Electric Co.	1,086,233	28,861,211

Insurance 8.2%
American International Group, Inc.	561,305	34,699,875
Arthur J. Gallagher & Co.	222,266	10,513,182
FNF Group	80,763	2,987,423
Hartford Financial Services Group, Inc. (The)	143,056	5,946,838
MetLife, Inc.	701,891	39,298,878
Principal Financial Group, Inc. (a)	262,191	13,447,776
Prudential Financial, Inc. (a)	245,444	21,481,259
Torchmark Corp.	182,008	10,596,506
Travelers Cos., Inc. (The) (a)	55,758	5,389,568
Unum Group	305,504	10,921,768

		155,283,073

Internet & Catalog Retail 0.1%
Liberty Interactive Corp. QVC Group Series A*	100,399	2,786,072

Internet Software & Services 1.3%
Google, Inc., Class A*	40,754	22,008,791
Yahoo!, Inc.*	53,698	2,109,794

		24,118,585

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	71,204	2,747,050
Thermo Fisher Scientific, Inc.	64,070	8,313,724

		11,060,774

Machinery 0.3%
Cummins, Inc. (a)	36,888	4,839,337

Media 1.3%
CBS Corp. Non-Voting Shares, Class B (a)	68,282	3,789,651
Comcast Corp., Class A	134,308	8,077,283
Interpublic Group of Cos., Inc. (The)	352,983	6,801,982
Viacom, Inc., Class B	91,076	5,887,153

		24,556,069

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Metals & Mining 1.0%
Newmont Mining Corp.	192,825	$4,504,392
Reliance Steel & Aluminum Co. (a)	247,642	14,977,388

		19,481,780

Multiline Retail 0.6%
Burlington Stores, Inc.*	58,881	3,014,707
Kohl’s Corp. (a)	89,398	5,597,209
Target Corp.	36,734	2,998,596

		11,610,512

Multi-Utilities 0.9%
PG&E Corp.	274,967	13,500,880
Sempra Energy	37,127	3,673,345

		17,174,225

Oil, Gas & Consumable Fuels 8.9%
Anadarko Petroleum Corp.	218,657	17,068,365
Chevron Corp.	52,231	5,038,725
Cobalt International Energy, Inc.* (a)	560,546	5,442,902
Diamondback Energy, Inc.	36,449	2,747,526
EOG Resources, Inc.	204,735	17,924,549
Exxon Mobil Corp.	172,886	14,384,115
Hess Corp. (a)	86,668	5,796,356
HollyFrontier Corp. (a)	153,049	6,533,662
Laredo Petroleum, Inc.* (a)	359,746	4,525,605
Marathon Petroleum Corp.	135,614	7,093,968
Occidental Petroleum Corp.	475,317	36,965,402
Phillips 66	152,863	12,314,643
Pioneer Natural Resources Co.	48,143	6,676,953
QEP Resources, Inc.	189,982	3,516,567
Southwestern Energy Co.* (a)	647,922	14,727,267
Valero Energy Corp.	81,403	5,095,828
Whiting Petroleum Corp.* (a)	112,750	3,788,400

		169,640,833

Paper & Forest Products 0.3%
Louisiana-Pacific Corp.*	289,700	4,933,591

Pharmaceuticals 7.5%
AbbVie, Inc. (a)	67,559	4,539,289
Bristol-Myers Squibb Co.	478,454	31,836,329
Eli Lilly & Co.	102,346	8,544,868
Johnson & Johnson	82,556	8,045,908
Merck & Co., Inc.	967,814	55,097,650
Mylan NV*	169,976	11,534,571
Pfizer, Inc.	690,868	23,164,804

		142,763,419

Real Estate Investment Trusts (REITs) 3.9%
American Tower Corp.	129,775	12,106,709
AvalonBay Communities, Inc.	55,486	8,870,547
Columbia Property Trust, Inc.	351,194	8,621,813
Communications Sales & Leasing, Inc.	179,390	4,434,511
Equity LifeStyle Properties, Inc.	163,163	8,579,111
Iron Mountain, Inc.	185,828	5,760,668
Public Storage	31,843	5,870,894

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	33,456	$5,788,557
SL Green Realty Corp.	33,000	3,626,370
Weyerhaeuser Co.	154,586	4,869,459
WP GLIMCHER, Inc.	369,446	4,998,604

		73,527,243

Real Estate Management & Development 0.3%
Realogy Holdings Corp.*	122,893	5,741,561

Road & Rail 0.2%
Union Pacific Corp.	36,145	3,447,149

Semiconductors & Semiconductor Equipment 2.1%
Applied Materials, Inc.	367,648	7,066,195
Broadcom Corp., Class A	147,058	7,572,016
Intel Corp. (a)	85,765	2,608,542
Maxim Integrated Products, Inc.	283,262	9,793,784
Microchip Technology, Inc. (a)	91,753	4,351,386
Texas Instruments, Inc.	164,872	8,492,557

		39,884,480

Software 1.3%
Activision Blizzard, Inc. (a)	206,020	4,987,744
Electronic Arts, Inc.* (a)	130,153	8,655,175
Oracle Corp.	293,659	11,834,457

		25,477,376

Specialty Retail 1.0%
AutoZone, Inc.*	10,559	7,041,798
Best Buy Co., Inc.	87,715	2,860,386
GNC Holdings, Inc., Class A (a)	149,434	6,646,824
Staples, Inc.	178,629	2,734,810

		19,283,818

Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	47,323	5,935,487
EMC Corp. (a)	327,221	8,635,362
Hewlett-Packard Co.	165,441	4,964,884
Western Digital Corp.	118,870	9,321,786

		28,857,519

Textiles, Apparel & Luxury Goods 0.3%
PVH Corp.	43,452	5,005,670

Tobacco 0.2%
Altria Group, Inc.	65,722	3,214,463
Reynolds American, Inc. (a)	15,133	1,129,801

		4,344,264

Trading Companies & Distributors 0.5%
WESCO International, Inc.* (a)	147,021	10,091,521

Wireless Telecommunication Services 0.3%
T-Mobile US, Inc.*	154,600	5,993,842

		1,754,527,405

Total Common Stocks (cost $1,679,002,756)		1,884,045,257

Exchange Traded Fund 0.1%

	Shares	Market Value

UNITED STATES 0.1%
iShares Russell 1000 Value ETF (a)	16,614	$1,713,734

Total Exchange Traded Fund (cost $1,737,243)		1,713,734

Repurchase Agreements 1.7%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $10,000,078, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $10,200,001. (b)(c)	$10,000,000	10,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $10,000,036, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $10,200,001. (b)(c)	10,000,000	10,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $12,818,794, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $13,075,112. (b)(c)	12,818,737	12,818,737

Total Repurchase Agreements (cost $32,818,737)		32,818,737

Total Investments (cost $1,713,558,736) (d) — 100.8%		1,918,577,728
Liabilities in excess of other assets — (0.8)%		(15,249,346)

NET ASSETS — 100.0%		$1,903,328,382

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $237,708,587 which was collateralized by repurchase agreements with a value of $32,818,737 and $212,823,236 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 07/02/15-02/15/45, a total market value of $245,641,973.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $32,818,737.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SpA	Limited Share Company

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund (Continued)

At June 30, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	JPMorgan Chase Bank	09/16/15	(6,485,000)	$(10,020,162)	$(10,183,869)	$(163,707)
Euro	JPMorgan Chase Bank	09/16/15	(16,020,000)	(18,029,548)	(17,879,387)	150,161

Total Short Contracts				$(28,049,710)	$(28,063,256)	$(13,546)

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investments, at value *(cost $1,680,739,999)	$1,885,758,991
Repurchase agreements, at value (cost $32,818,737)	32,818,737

Total Investments, at value (total cost $1,713,558,736)	1,918,577,728

Cash	15,453,494
Foreign currencies, at value (cost $5)	5
Dividends receivable	2,938,432
Security lending income receivable	51,849
Receivable for investments sold	12,601,800
Receivable for capital shares issued	557,544
Reclaims receivable	345,009
Unrealized appreciation on forward foreign currency contracts (Note 2)	150,161
Prepaid expenses	16,697

Total Assets	1,950,692,719

Liabilities:
Payable for investments purchased	13,319,647
Payable for capital shares redeemed	5,650
Unrealized depreciation on forward foreign currency contracts (Note 2)	163,707
Payable upon return of securities loaned (Note 2)	32,818,737
Accrued expenses and other payables:
Investment advisory fees	939,898
Fund administration fees	45,983
Distribution fees	19,457
Administrative servicing fees	16,503
Accounting and transfer agent fees	406
Custodian fees	11,647
Compliance program costs (Note 3)	1,687
Professional fees	15,293
Printing fees	5,406
Other	316

Total Liabilities	47,364,337

Net Assets	$1,903,328,382

Represented by:
Capital	$1,355,673,387
Accumulated undistributed net investment income	18,426,512
Accumulated net realized gains from investments forward and foreign currency transactions	324,236,164
Net unrealized appreciation/(depreciation) from investments	205,018,992
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(13,546)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(13,127)

Net Assets	$1,903,328,382

*	Includes value of securities on loan of $237,708,587 (Note 2)

11

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
Net Assets:
Class I Shares	$28,320,777
Class II Shares	92,971,499
Class Y Shares	1,782,036,106

Total	$1,903,328,382

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,360,848
Class II Shares	7,792,948
Class Y Shares	148,157,598

Total	158,311,394

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.00
Class II Shares	$11.93
Class Y Shares	$12.03

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$20,850,065
Income from securities lending (Note 2)	110,145
Interest income	10,447
Foreign tax withholding	(145,418)

Total Income	20,825,239

EXPENSES:
Investment advisory fees	6,044,371
Fund administration fees	284,580
Distribution fees Class II Shares	116,485
Administrative servicing fees Class I Shares	22,589
Administrative servicing fees Class II Shares	70,868
Professional fees	43,165
Printing fees	7,947
Trustee fees	27,510
Custodian fees	35,418
Accounting and transfer agent fees	1,571
Compliance program costs (Note 3)	3,733
Other	22,220

Total expenses before fees waived	6,680,457

Investment advisory fees waived (Note 3)	(373,833)

Net Expenses	6,306,624

NET INVESTMENT INCOME	14,518,615

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	120,585,551
Net realized gains from forward and foreign currency transactions (Note 2)	3,024,335

Net realized gains from investments forward and foreign currency transactions	123,609,886

Net change in unrealized appreciation/(depreciation) from investments	(100,211,566)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(867,478)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	11,458

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(101,067,586)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	22,542,300

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,060,915

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$14,518,615	$26,705,188
Net realized gains from investments, forward and foreign currency transactions	123,609,886	209,305,527
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(101,067,586)	(48,546,690)

Change in net assets resulting from operations	37,060,915	187,464,025

Distributions to Shareholders From:
Net investment income:
Class I	–	(384,979)
Class II	–	(919,849)
Class Y	–	(24,393,588)
Net realized gains:
Class I	–	(2,995,452)
Class II	–	(8,293,925)
Class Y	–	(166,024,638)

Change in net assets from shareholder distributions	–	(203,012,431)

Change in net assets from capital transactions	(59,148,630)	173,917,216

Change in net assets	(22,087,715)	158,368,810

Net Assets:
Beginning of period	1,925,416,097	1,767,047,287

End of period	$1,903,328,382	$1,925,416,097

Accumulated undistributed net investment income at end of period	$18,426,512	$3,907,897

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,298,730	$8,458,326
Dividends reinvested	–	3,380,431
Cost of shares redeemed	(5,163,796)	(10,214,709)

Total Class I Shares	(3,865,066)	1,624,048

Class II Shares
Proceeds from shares issued	10,740,704	31,081,557
Dividends reinvested	–	9,213,774
Cost of shares redeemed	(11,242,330)	(24,817,277)

Total Class II Shares	(501,626)	15,478,054

Class Y Shares
Proceeds from shares issued	37,114,755	153,082,740
Dividends reinvested	–	190,418,226
Cost of shares redeemed	(91,896,693)	(186,685,852)

Total Class Y Shares	(54,781,938)	156,815,114

Change in net assets from capital transactions	$(59,148,630)	$173,917,216

14

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	107,805	697,917
Reinvested	–	287,099
Redeemed	(430,292)	(844,177)

Total Class I Shares	(322,487)	140,839

Class II Shares
Issued	905,355	2,578,631
Reinvested	–	786,758
Redeemed	(937,162)	(2,048,989)

Total Class II Shares	(31,807)	1,316,400

Class Y Shares
Issued	3,107,722	12,624,152
Reinvested	–	16,139,191
Redeemed	(7,519,925)	(15,164,885)

Total Class Y Shares	(4,412,203)	13,598,458

Total change in shares	(4,766,497)	15,055,697

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.79	0.08	0.13	0.21	–	–	–	$12.00	1.78%		$28,320,777	0.78%	1.38%	0.82%	32.67%
Year Ended December 31, 2014 (e)	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%
Year Ended December 31, 2013 (e)	$9.37	0.14	3.12	3.26	(0.15)	(0.56)	(0.71)	$11.92	35.44%		$30,310,006	0.79%	1.28%	0.83%	62.79%
Year Ended December 31, 2012 (e)	$8.06	0.16	1.27	1.43	(0.12)	–	(0.12)	$9.37	17.81%		$24,456,461	0.81%	1.78%	0.84%	100.78%
Year Ended December 31, 2011 (e)	$8.98	0.11	(0.63)	(0.52)	(0.10)	(0.30)	(0.40)	$8.06	(5.83%	)	$23,554,161	0.84%	1.21%	0.84%	81.38%
Year Ended December 31, 2010 (e)	$8.35	0.08	1.00	1.08	(0.06)	(0.39)	(0.45)	$8.98	13.05%		$32,095,261	0.88%	0.98%	0.88%	107.33%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.74	0.07	0.12	0.19	–	–	–	$11.93	1.62%		$92,971,499	1.03%	1.12%	1.07%	32.67%
Year Ended December 31, 2014 (e)	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%
Year Ended December 31, 2013 (e)	$9.35	0.11	3.11	3.22	(0.13)	(0.56)	(0.69)	$11.88	35.03%		$77,321,711	1.04%	1.04%	1.08%	62.79%
Year Ended December 31, 2012 (e)	$8.04	0.14	1.27	1.41	(0.10)	–	(0.10)	$9.35	17.59%		$55,429,721	1.06%	1.55%	1.09%	100.78%
Year Ended December 31, 2011 (e)	$8.96	0.08	(0.62)	(0.54)	(0.08)	(0.30)	(0.38)	$8.04	(6.09%	)	$48,441,288	1.10%	0.96%	1.10%	81.38%
Year Ended December 31, 2010 (e)	$8.34	0.05	1.01	1.06	(0.05)	(0.39)	(0.44)	$8.96	12.75%		$51,567,612	1.13%	0.64%	1.13%	107.33%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.81	0.09	0.13	0.22	–	–	–	$12.03	1.86%		$1,782,036,106	0.63%	1.53%	0.67%	32.67%
Year Ended December 31, 2014 (e)	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%
Year Ended December 31, 2013 (e)	$9.39	0.16	3.12	3.28	(0.17)	(0.56)	(0.73)	$11.94	35.54%		$1,659,415,570	0.64%	1.44%	0.68%	62.79%
Year Ended December 31, 2012 (e)	$8.07	0.17	1.29	1.46	(0.14)	–	(0.14)	$9.39	18.09%		$1,299,605,900	0.66%	1.95%	0.69%	100.78%
Year Ended December 31, 2011 (e)	$8.99	0.13	(0.64)	(0.51)	(0.11)	(0.30)	(0.41)	$8.07	(5.69%	)	$1,053,272,000	0.70%	1.44%	0.70%	81.38%
Year Ended December 31, 2010 (e)	$8.35	0.09	1.01	1.10	(0.07)	(0.39)	(0.46)	$8.99	13.29%		$719,851,866	0.73%	1.06%	0.73%	107.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$65,816,186	$—	$—	$65,816,186
Air Freight & Logistics	8,920,275	—	—	8,920,275
Airlines	6,127,401	—	—	6,127,401
Auto Components	14,369,839	—	—	14,369,839
Automobiles	3,572,380	—	—	3,572,380
Banks	211,964,483	—	—	211,964,483
Beverages	25,573,662	3,167,419	—	28,741,081
Biotechnology	5,921,760	—	—	5,921,760
Building Products	4,698,169	—	—	4,698,169
Capital Markets	72,494,550	5,791,410	—	78,285,960
Chemicals	37,407,639	—	—	37,407,639
Commercial Services & Supplies	5,376,558	—	—	5,376,558
Communications Equipment	67,411,890	—	—	67,411,890
Construction & Engineering	2,245,716	—	—	2,245,716
Construction Materials	14,716,056	—	—	14,716,056
Consumer Finance	16,821,240	—	—	16,821,240
Containers & Packaging	17,444,254	—	—	17,444,254
Diversified Financial Services	39,251,862	—	—	39,251,862
Diversified Telecommunication Services	24,399,351	—	—	24,399,351
Electric Utilities	39,575,847	—	—	39,575,847
Electrical Equipment	17,447,533	—	—	17,447,533
Energy Equipment & Services	42,375,037	—	—	42,375,037
Food & Staples Retailing	15,113,340	—	—	15,113,340
Food Products	30,301,863	—	—	30,301,863
Gas Utilities	—	3,466,988	—	3,466,988
Health Care Equipment & Supplies	19,712,762	—	—	19,712,762
Health Care Providers & Services	55,668,626	—	—	55,668,626
Hotels, Restaurants & Leisure	30,295,098	2,979,014	—	33,274,112
Household Durables	7,403,542	7,925,466	—	15,329,008
Household Products	10,729,286	—	—	10,729,286
Independent Power and Renewable Electricity Producers	11,104,714	—	—	11,104,714
Industrial Conglomerates	28,861,211	—	—	28,861,211
Insurance	169,504,751	—	—	169,504,751
Internet & Catalog Retail	2,786,072	—	—	2,786,072
Internet Software & Services	24,118,585	—	—	24,118,585
Life Sciences Tools & Services	11,060,774	—	—	11,060,774
Machinery	7,202,206	3,597,180	—	10,799,386
Media	37,849,382	6,856,804	—	44,706,186
Metals & Mining	28,473,682	—	—	28,473,682
Multiline Retail	11,610,512	—	—	11,610,512
Multi-Utilities	17,174,225	—	—	17,174,225
Oil, Gas & Consumable Fuels	182,251,192	—	—	182,251,192
Paper & Forest Products	4,933,591	—	—	4,933,591
Pharmaceuticals	151,764,686	—	—	151,764,686
Real Estate Investment Trusts (REITs)	73,527,243	—	—	73,527,243
Real Estate Management & Development	5,741,561	—	—	5,741,561
Road & Rail	3,447,149	—	—	3,447,149

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$47,546,698	$—	$—	$47,546,698
Software	25,477,376	—	—	25,477,376
Specialty Retail	19,283,818	—	—	19,283,818
Technology Hardware, Storage & Peripherals	28,857,519	6,502,314	—	35,359,833
Textiles, Apparel & Luxury Goods	5,005,670	—	—	5,005,670
Tobacco	4,344,264	9,028,972	—	13,373,236
Trading Companies & Distributors	10,091,521	3,561,241	—	13,652,762
Wireless Telecommunication Services	5,993,842	—	—	5,993,842
Total Common Stocks	$1,831,168,449	$52,876,808	$—	$1,884,045,257
Exchange Traded Fund	1,713,734	—	—	1,713,734
Forward Foreign Currency Contracts	—	150,161	—	150,161
Repurchase Agreements	—	32,818,737	—	32,818,737
Total Assets	$1,832,882,183	$85,845,706	$—	$1,918,727,889

Liabilities:
Forward Foreign Currency Contracts	—	(163,707)	—	(163,707)
Total Liabilities	$—	$(163,707)	$—	$(163,707)
Total	$1,832,882,183	$85,681,999	$—	$1,918,564,182

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$150,161
Total		$150,161

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(163,707)
Total		$(163,707)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$2,971,841
Total	$2,971,841

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(867,478)
Total	$(867,478)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$150,161	$—	$150,161
Total	$150,161	$—	$150,161

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$150,161	$(150,161)	$—	$—
Total	$150,161	$(150,161)	$—	$—

Amounts designated as “—” are zero.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Offsetting of Financial Liabilities and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(163,707)	$—	$(163,707)
Total	$(163,707)	$—	$(163,707)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$(163,707)	$150,161	$—	$(13,546)
Total	$(163,707)	$150,161	$—	$(13,546)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $32,818,737, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
Goldman Sachs & Co.	10,000,000	—	10,000,000	(10,000,000)	—
Societe Generale	12,818,737	—	12,818,737	(12,818,737)	—
Total	$32,818,737	$—	$32,818,737	$(32,818,737)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis,

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
The Boston Company Asset Management, LLC
Massachusetts Financial Services Company

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.037% of investment advisory fees of the Fund until April 30, 2016. During the six months ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $125,826, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $248,007, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.62%, and after contractual and voluntary fee waivers was 0.61% and 0.60%, respectively.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until at least April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $284,580 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $3,733.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $93,457.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.15% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In

28

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $625,649,156 and sales of $671,647,281 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $72,038 of brokerage commissions.

29

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,718,085,794	$269,931,945	$(69,440,011)	$200,491,934

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

30

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

31

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

32

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

33

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

35

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

36

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

37

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

38

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

39

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

40

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

42

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

43

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

44

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund

SAR-MM-MCG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreements	5.1%
Liabilities in excess of other assets	(3.3%)
100.0%

Top Industries††

Software	8.4%
Specialty Retail	6.2%
Biotechnology	6.2%
Information Technology Services	4.8%
Health Care Providers & Services	4.8%
Health Care Equipment & Supplies	4.6%
Textiles, Apparel & Luxury Goods	4.4%
Semiconductors & Semiconductor Equipment	4.0%
Machinery	3.8%
Capital Markets	3.5%
Other Industries*	49.3%
100.0%

Top Holdings††

CoStar Group, Inc.	1.5%
Wabtec Corp.	1.5%
Envision Healthcare Holdings, Inc.	1.5%
SBA Communications Corp., Class A	1.4%
Lithia Motors, Inc., Class A	1.3%
Acuity Brands, Inc.	1.3%
Carter’s, Inc.	1.3%
Splunk, Inc.	1.2%
Raymond James Financial, Inc.	1.2%
Old Dominion Freight Line, Inc.	1.1%
Other Holdings*	86.7%
100.0%

Top Countries††

United States	87.4%
Ireland	3.1%
Israel	1.4%
Canada	0.9%
China	0.6%
Netherlands	0.6%
Singapore	0.5%
Bermuda	0.3%
United Kingdom	0.3%
Other Countries*	4.9%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,101.70	4.43	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.58	4.26	0.85
Class II Shares	Actual	(a)	1,000.00	1,100.80	5.63	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.44	5.41	1.08
Class Y Shares	Actual	(a)	1,000.00	1,102.70	4.01	0.77
	Hypothetical	(a)(b)	1,000.00	1,020.98	3.86	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 98.2%

	Shares	Market Value

BERMUDA 0.4%
Specialty Retail 0.4%
Signet Jewelers Ltd.	26,000	$3,334,240

CANADA 0.9%
Textiles, Apparel & Luxury Goods 0.9%
lululemon athletica, Inc.* (a)	132,298	8,639,059

CHINA 0.6%
Internet & Catalog Retail 0.6%
Vipshop Holdings Ltd., ADR* (a)	262,500	5,840,625

IRELAND 3.2%
Biotechnology 0.5%
Alkermes PLC* (a)	70,000	4,503,800

Building Products 0.8%
Allegion PLC	123,800	7,445,332

Pharmaceuticals 1.3%
Endo International PLC*	65,000	5,177,250
Jazz Pharmaceuticals PLC*	38,700	6,813,909

		11,991,159

Software 0.6%
Fleetmatics Group PLC* (a)	128,650	6,024,680

		29,964,971

ISRAEL 1.4%
Semiconductors & Semiconductor Equipment 0.3%
Tower Semiconductor Ltd.* (a)	214,100	3,305,704

Software 1.1%
CyberArk Software Ltd.* (a)	72,723	4,568,459
Mobileye NV* (a)	104,700	5,566,899

		10,135,358

		13,441,062

NETHERLANDS 0.6%
Semiconductors & Semiconductor Equipment 0.6%
NXP Semiconductors NV*	56,000	5,499,200

SINGAPORE 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Avago Technologies Ltd.	35,000	4,652,550

UNITED KINGDOM 0.3%
Pharmaceuticals 0.3%
GW Pharmaceuticals PLC, ADR* (a)	22,000	2,702,480

UNITED STATES 90.3%
Aerospace & Defense 1.2%
Huntington Ingalls Industries, Inc.	43,500	4,897,665
TASER International, Inc.* (a)	202,300	6,738,613

		11,636,278

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Airlines 1.3%
Alaska Air Group, Inc. (a)	115,000	$7,409,450
Spirit Airlines, Inc.* (a)	83,600	5,191,560

		12,601,010

Auto Components 0.6%
Gentherm, Inc.*	102,563	5,631,734

Banks 0.6%
SVB Financial Group* (a)	39,000	5,615,220

Beverages 0.6%
Constellation Brands, Inc., Class A	45,700	5,302,114

Biotechnology 6.0%
Alnylam Pharmaceuticals, Inc.*	45,492	5,453,126
AMAG Pharmaceuticals, Inc.* (a)	96,984	6,697,715
BioMarin Pharmaceutical, Inc.*	69,548	9,512,775
Bluebird Bio, Inc.*	19,600	3,300,052
Cepheid* (a)	116,850	7,145,378
Incyte Corp.*	46,500	4,845,765
Medivation, Inc.*	50,458	5,762,304
Novavax, Inc.*	426,979	4,756,546
Puma Biotechnology, Inc.* (a)	5,900	688,825
Receptos, Inc.*	13,000	2,470,650
Ultragenyx Pharmaceutical, Inc.*	20,800	2,129,712
United Therapeutics Corp.*	25,500	4,435,725

		57,198,573

Capital Markets 3.6%
Affiliated Managers Group, Inc.*	35,300	7,716,580
E*TRADE Financial Corp.*	133,500	3,998,325
Evercore Partners, Inc., Class A	13,799	744,594
Raymond James Financial, Inc. (a)	190,100	11,326,158
SEI Investments Co.	204,400	10,021,732

		33,807,389

Chemicals 1.1%
Axalta Coating Systems Ltd.*	256,188	8,474,699
Sensient Technologies Corp.	30,000	2,050,200

		10,524,899

Commercial Services & Supplies 0.8%
Stericycle, Inc.*	56,000	7,498,960

Communications Equipment 1.3%
F5 Networks, Inc.*	32,500	3,911,375
Infinera Corp.*	85,000	1,783,300
Palo Alto Networks, Inc.*	40,000	6,988,000

		12,682,675

Construction Materials 0.6%
Vulcan Materials Co.	63,100	5,295,983

Containers & Packaging 0.5%
Packaging Corp. of America	78,000	4,874,220

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Distributors 0.6%
LKQ Corp.*	177,500	$5,368,488

Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.*	124,500	7,196,100
Service Corp. International (a)	105,000	3,090,150
ServiceMaster Global Holdings, Inc.*	307,358	11,117,138

		21,403,388

Diversified Financial Services 0.4%
CBOE Holdings, Inc.	72,500	4,148,450

Electrical Equipment 2.0%
Acuity Brands, Inc.	72,000	12,958,560
AMETEK, Inc.	116,500	6,381,870

		19,340,430

Electronic Equipment, Instruments & Components 2.2%
Amphenol Corp., Class A	84,000	4,869,480
CDW Corp.	126,000	4,319,280
Cognex Corp.	130,400	6,272,240
Zebra Technologies Corp., Class A* (a)	44,500	4,941,725

		20,402,725

Food & Staples Retailing 0.9%
Rite Aid Corp.*	468,700	3,913,645
Sprouts Farmers Market, Inc.* (a)	174,582	4,710,222

		8,623,867

Food Products 1.2%
Bunge Ltd.	12,500	1,097,500
Pinnacle Foods, Inc.	95,000	4,326,300
WhiteWave Foods Co. (The)* (a)	116,500	5,694,520

		11,118,320

Health Care Equipment & Supplies 4.7%
Alere, Inc.*	142,401	7,511,653
Align Technology, Inc.*	122,200	7,663,162
Cooper Cos., Inc. (The)	61,900	11,016,344
DexCom, Inc.*	88,379	7,068,552
IDEXX Laboratories, Inc.*	31,360	2,011,430
Teleflex, Inc.	40,000	5,418,000
Wright Medical Group, Inc.*	155,900	4,093,934

		44,783,075

Health Care Providers & Services 4.9%
Acadia Healthcare Co., Inc.* (a)	105,000	8,224,650
Community Health Systems, Inc.*	112,200	7,065,234
Envision Healthcare Holdings, Inc.*	362,793	14,323,068
Quest Diagnostics, Inc.	54,000	3,916,080
Universal Health Services, Inc., Class B	46,500	6,607,650
VCA, Inc.*	122,400	6,659,172

		46,795,854

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Technology 0.7%
Cerner Corp.*	65,000	$4,488,900
Veeva Systems, Inc., Class A* (a)	70,000	1,962,100

		6,451,000

Hotels, Restaurants & Leisure 3.1%
Bloomin’ Brands, Inc.	120,000	2,562,000
Buffalo Wild Wings, Inc.*	23,000	3,603,870
Dave & Buster’s Entertainment, Inc.*	194,351	7,014,128
Domino’s Pizza, Inc.	58,300	6,611,220
Norwegian Cruise Line Holdings Ltd.*	72,500	4,062,900
Vail Resorts, Inc. (a)	52,600	5,743,920

		29,598,038

Household Durables 1.8%
Harman International Industries, Inc.	55,800	6,636,852
Jarden Corp.* (a)	208,400	10,784,700

		17,421,552

Independent Power and Renewable Electricity Producers 0.3%
Dynegy, Inc.*	112,500	3,290,625

Industrial Conglomerates 1.9%
Carlisle Cos., Inc.	103,600	10,372,432
Roper Technologies, Inc.	42,000	7,243,320

		17,615,752

Information Technology Services 5.0%
Alliance Data Systems Corp.* (a)	25,500	7,444,470
Black Knight Financial Services, Inc., Class A*	112,089	3,460,187
EPAM Systems, Inc.*	87,500	6,232,625
Euronet Worldwide, Inc.*	117,734	7,264,188
Fiserv, Inc.* (a)	46,700	3,868,161
FleetCor Technologies, Inc.*	30,500	4,759,830
Vantiv, Inc., Class A*	182,316	6,962,648
WEX, Inc.* (a)	68,200	7,772,754

		47,764,863

Insurance 0.3%
Assurant, Inc.	45,000	3,015,000

Internet & Catalog Retail 0.7%
Liberty Interactive Corp. QVC Group Series A*	115,000	3,191,250
Netflix, Inc.*	5,000	3,284,700

		6,475,950

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Internet Software & Services 2.5%
Akamai Technologies, Inc.*	65,000	$4,538,300
CoStar Group, Inc.*	73,962	14,885,592
Demandware, Inc.*	58,500	4,158,180

		23,582,072

Leisure Products 0.9%
Brunswick Corp.	92,800	4,719,808
Polaris Industries, Inc. (a)	23,000	3,406,530

		8,126,338

Life Sciences Tools & Services 0.6%
Illumina, Inc.*	26,500	5,786,540

Machinery 3.9%
Allison Transmission Holdings, Inc.	138,500	4,052,510
Milacron Holdings Corp.* (a)	65,200	1,283,136
PACCAR, Inc.	49,000	3,126,690
Proto Labs, Inc.* (a)	50,800	3,427,984
Snap-on, Inc.	26,300	4,188,275
WABCO Holdings, Inc.* (a)	52,529	6,498,888
Wabtec Corp.	155,200	14,626,048

		37,203,531

Media 1.6%
Charter Communications, Inc., Class A*	19,500	3,339,375
Cinemark Holdings, Inc.	237,900	9,556,443
Starz, Class A*	58,800	2,629,536

		15,525,354

Multiline Retail 1.2%
Burlington Stores, Inc.*	85,000	4,352,000
Dollar Tree, Inc.*	77,000	6,082,230
Tuesday Morning Corp.* (a)	100,000	1,126,500

		11,560,730

Oil, Gas & Consumable Fuels 1.9%
Antero Resources Corp.* (a)	77,100	2,647,614
Cabot Oil & Gas Corp.	105,000	3,311,700
Concho Resources, Inc.* (a)	38,000	4,326,680
Diamondback Energy, Inc.	84,700	6,384,686
Sanchez Energy Corp.* (a)	148,025	1,450,645

		18,121,325

Pharmaceuticals 1.3%
Akorn, Inc.* (a)	60,000	2,619,600
Catalent, Inc.*	144,257	4,231,058

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Pharmaceuticals (continued)
Mylan NV*	28,000	$1,900,080
Zoetis, Inc.	72,500	3,495,950

		12,246,688

Professional Services 0.7%
Nielsen NV	65,500	2,932,435
WageWorks, Inc.*	80,000	3,236,000

		6,168,435

Real Estate Management & Development 1.1%
Howard Hughes Corp. (The)*	30,000	4,306,200
Jones Lang LaSalle, Inc.	35,000	5,985,000

		10,291,200

Road & Rail 1.6%
J.B. Hunt Transport Services, Inc.	47,000	3,858,230
Old Dominion Freight Line, Inc.*	164,000	11,251,220

		15,109,450

Semiconductors & Semiconductor Equipment 2.6%
Ambarella, Inc.*	53,300	5,473,377
Cavium, Inc.* (a)	70,000	4,816,700
Lam Research Corp.	56,000	4,555,600
Monolithic Power Systems, Inc.	75,000	3,803,250
SunEdison, Inc.*	117,500	3,514,425
Veeco Instruments, Inc.*	100,500	2,888,370

		25,051,722

Software 7.0%
Activision Blizzard, Inc. (a)	130,000	3,147,300
Electronic Arts, Inc.*	63,000	4,189,500
Fortinet, Inc.*	77,000	3,182,410
Guidewire Software, Inc.*	112,564	5,958,013
Imperva, Inc.*	37,849	2,562,377
ServiceNow, Inc.*	70,000	5,201,700
Solera Holdings, Inc. (a)	79,741	3,553,259
Splunk, Inc.* (a)	163,800	11,403,755
Synchronoss Technologies, Inc.*	105,000	4,801,650
Tableau Software, Inc., Class A*	97,282	11,216,614
Tyler Technologies, Inc.*	64,234	8,310,595
Ultimate Software Group, Inc. (The)* (a)	18,500	3,040,290

		66,567,463

Specialty Retail 6.2%
Caleres, Inc. (a)	144,200	4,582,676
Lithia Motors, Inc., Class A (a)	115,600	13,081,296
Men’s Wearhouse, Inc. (The)	107,200	6,868,304
Michaels Cos., Inc. (The)*	272,423	7,330,903
O’Reilly Automotive, Inc.* (a)	39,500	8,926,210
Ross Stores, Inc.	112,000	5,444,320
Tractor Supply Co.	72,500	6,520,650
Williams-Sonoma, Inc. (a)	70,000	5,758,900

		58,513,259

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 3.6%
Carter’s, Inc.	120,200	$12,777,260
Columbia Sportswear Co.	105,862	6,400,417
Hanesbrands, Inc.	224,000	7,463,680
Under Armour, Inc., Class A* (a)	89,000	7,426,160

		34,067,517

Trading Companies & Distributors 0.3%
United Rentals, Inc.*	37,400	3,276,988

Wireless Telecommunication Services 2.1%
SBA Communications Corp., Class A*	122,829	14,121,650
T-Mobile US, Inc.*	142,500	5,524,725

		19,646,375

		857,131,419

Total Common Stocks (cost $702,149,980)		931,205,606

Repurchase Agreements 5.1%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $20,000,156, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $20,400,002 (b)(c)	$20,000,000	20,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $13,000,047, collateralized by U.S. Government Agency Securities ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $13,260,001. (b)(c)	13,000,000	13,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price 15,031,804 collateralized by U.S. Government Agency Securities ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $15,332,372 (b)(c)	15,031,737	15,031,737

Total Repurchase Agreements (cost $48,031,737)		48,031,737

Total Investments (cost $750,181,717) (d) — 103.3%		979,237,343
Liabilities in excess of other assets — (3.3)%		(31,168,216)

NET ASSETS — 100.0%		$948,069,127

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $149,365,769., which was collateralized by a repurchase agreement with a value of $48,031,737 and $104,238,775 of collateral in the form of U.S. Government Treasury & Agency Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from 07/02/15 - 02/15/45, a total value of $152,270,512.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $48,031,737.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investments, at value* (cost $702,149,980)	$931,205,606
Repurchase agreements, at value (cost $48,031,737)	48,031,737

Total Investments, at value (total cost $750,181,717)	979,237,343

Cash	12,854,246
Dividends receivable	184,581
Security lending income receivable	39,495
Receivable for investments sold	17,701,143
Receivable for capital shares issued	56,217
Prepaid expenses	7,856

Total Assets	1,010,080,881

Liabilities:
Payable for investments purchased	12,935,733
Payable for capital shares redeemed	341,587
Payable upon return of securities loaned (Note 2)	48,031,737
Accrued expenses and other payables:
Investment advisory fees	569,601
Fund administration fees	25,139
Distribution fees	28,729
Administrative servicing fees	36,311
Accounting and transfer agent fees	166
Custodian fees	5,923
Compliance program costs (Note 3)	815
Professional fees	15,220
Printing fees	20,622
Other	171

Total Liabilities	62,011,754

Net Assets	$948,069,127

Represented by:
Capital	$505,373,810
Accumulated net investment loss	(2,072,000)
Accumulated net realized gains from investments	215,711,691
Net unrealized appreciation/(depreciation) from investments	229,055,626

Net Assets	$948,069,127

*	Includes value of securities on loan of $149,365,769 (Note 2)

9

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Growth Fund
Net Assets:
Class I Shares	$431,964,424
Class II Shares	137,777,280
Class Y Shares	378,327,423

Total	$948,069,127

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	31,161,159
Class II Shares	10,175,315
Class Y Shares	27,100,855

Total	68,437,329

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.86
Class II Shares	$13.54
Class Y Shares	$13.96

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi- Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,840,281
Income from securities lending (Note 2)	193,685
Interest income	11,964
Foreign tax withholding	(4,626)

Total Income	2,041,304

EXPENSES:
Investment advisory fees	3,640,057
Fund administration fees	156,591
Distribution fees Class II Shares	170,787
Administrative servicing fees Class I Shares	152,719
Administrative servicing fees Class II Shares	37,821
Professional fees	28,025
Printing fees	18,442
Trustee fees	13,760
Custodian fees	17,850
Accounting and transfer agent fees	984
Compliance program costs (Note 3)	1,880
Other	12,051

Total expenses before fees waived	4,250,967

Investment advisory fees waived (Note 3)	(137,663)

Net Expenses	4,113,304

NET INVESTMENT LOSS	(2,072,000)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	87,837,636
Net change in unrealized appreciation/(depreciation) from investments	10,939,010

Net realized/unrealized gains from investments	98,776,646

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$96,704,646

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment loss	$(2,072,000)	$(3,537,687)
Net realized gains from investments	87,837,636	131,750,839
Net change in unrealized appreciation/(depreciation) from investments	10,939,010	(90,948,553)

Change in net assets resulting from operations	96,704,646	37,264,599

Distributions to Shareholders From:
Net realized gains:
Class I	–	(50,784,512)
Class II	–	(16,722,089)
Class Y	–	(49,447,826)

Change in net assets from shareholder distributions	–	(116,954,427)

Change in net assets from capital transactions	(117,396,287)	62,371,786

Change in net assets	(20,691,641)	(17,318,042)

Net Assets:
Beginning of period	968,760,768	986,078,810

End of period	$948,069,127	$968,760,768

Accumulated net investment loss at end of period	$(2,072,000)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,673,052	$7,437,502
Dividends reinvested	–	50,784,512
Cost of shares redeemed	(26,713,058)	(59,551,849)

Total Class I Shares	(23,040,006)	(1,329,835)

Class II Shares
Proceeds from shares issued	16,942,206	19,791,911
Dividends reinvested	–	16,722,089
Cost of shares redeemed	(27,013,248)	(35,116,004)

Total Class II Shares	(10,071,042)	1,397,996

Class Y Shares
Proceeds from shares issued	6,426,757	45,443,494
Dividends reinvested	–	49,447,826
Cost of shares redeemed	(90,711,996)	(32,587,695)

Total Class Y Shares	(84,285,239)	62,303,625

Change in net assets from capital transactions	$(117,396,287)	$62,371,786

12

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	271,665	573,581
Reinvested	–	4,135,547
Redeemed	(2,013,153)	(4,545,892)

Total Class I Shares	(1,741,488)	163,236

Class II Shares
Issued	1,300,453	1,500,649
Reinvested	–	1,391,189
Redeemed	(2,076,067)	(2,712,217)

Total Class II Shares	(775,614)	179,621

Class Y Shares
Issued	480,021	3,464,318
Reinvested	–	4,000,633
Redeemed	(6,571,076)	(2,455,486)

Total Class Y Shares	(6,091,055)	5,009,465

Total change in shares	(8,608,157)	5,352,322

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$12.58	(0.03)	1.31	1.28	–	–	$13.86	10.17%		$431,964,424	0.85%	(0.42%	)	0.87%	36.39%
Year Ended December 31, 2014 (e)	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%
Year Ended December 31, 2013 (e)	$10.64	(0.04)	4.10	4.06	(0.94)	(0.94)	$13.76	38.94%		$450,532,901	0.85%	(0.30%	)	0.88%	66.14%
Year Ended December 31, 2012 (e)	$10.19	–	1.52	1.52	(1.07)	(1.07)	$10.64	14.90%		$369,497,291	0.87%	–		0.89%	79.49%
Year Ended December 31, 2011 (e)	$10.64	(0.05)	(0.40)	(0.45)	–	–	$10.19	(4.23%	)	$377,848,284	0.89%	(0.44%	)	0.89%	139.33%
Year Ended December 31, 2010 (e)	$8.39	(0.02)	2.27	2.25	–	–	$10.64	26.82%		$465,324,931	0.90%	(0.23%	)	0.92%	85.24%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$12.30	(0.04)	1.28	1.24	–	–	$13.54	10.08%		$137,777,280	1.08%	(0.66%	)	1.11%	36.39%
Year Ended December 31, 2014 (e)	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%
Year Ended December 31, 2013 (e)	$10.50	(0.07)	4.04	3.97	(0.94)	(0.94)	$13.53	38.60%		$145,700,915	1.10%	(0.55%	)	1.13%	66.14%
Year Ended December 31, 2012 (e)	$10.09	(0.03)	1.51	1.48	(1.07)	(1.07)	$10.50	14.64%		$126,506,762	1.12%	(0.24%	)	1.14%	79.49%
Year Ended December 31, 2011 (e)	$10.56	(0.07)	(0.40)	(0.47)	–	–	$10.09	(4.45%	)	$135,634,593	1.14%	(0.69%	)	1.14%	139.33%
Year Ended December 31, 2010 (e)	$8.35	(0.04)	2.25	2.21	–	–	$10.56	26.47%		$163,001,390	1.15%	(0.47%	)	1.17%	85.24%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$12.66	(0.02)	1.32	1.30	–	–	$13.96	10.27%		$378,327,423	0.77%	(0.36%	)	0.80%	36.39%
Year Ended December 31, 2014 (e)	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%
Year Ended December 31, 2013 (e)	$10.69	(0.03)	4.11	4.08	(0.94)	(0.94)	$13.83	38.95%		$389,844,994	0.78%	(0.23%	)	0.81%	66.14%
Year Ended December 31, 2012 (e)	$10.22	0.01	1.53	1.54	(1.07)	(1.07)	$10.69	15.07%		$291,409,944	0.80%	0.09%		0.82%	79.49%
Year Ended December 31, 2011 (e)	$10.66	(0.04)	(0.40)	(0.44)	–	–	$10.22	(4.13%	)	$256,294,969	0.82%	(0.37%	)	0.82%	139.33%
Year Ended December 31, 2010 (e)	$8.41	(0.01)	2.26	2.25	–	–	$10.66	26.75%		$288,919,846	0.83%	(0.12%	)	0.84%	85.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015 , the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$931,205,606	$—	$—	$931,205,606
Repurchase Agreements	—	48,031,737	—	48,031,737
Total	$931,205,606	$48,031,737	$—	$979,237,343

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $48,031,737, which was comprised of cash.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital Inc	$20,000,000	$—	$20,000,000	$(20,000,000)	$—
Goldman Sachs & Co.	13,000,000	—	13,000,000	(13,000,000)	—
Societe Generale	15,031,737	—	15,031,737	(15,031,737)	—
Total	$48,031,737	$—	$48,031,737	$(48,031,737)	$—

Amounts	designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis,

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Management LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.029% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $44,924, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $92,739, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.75%, and after contractual and voluntary fee waivers was 0.74% and 0.73%, respectively.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $156,591 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,880.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $190,540.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.07% and 0.06% for Class I and Class II shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $346,372,450 and sales of $463,196,407 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $59,521 of brokerage commissions.

9.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$751,069,679	$242,015,617	$(13,847,953)	$228,167,664

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

10.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

24

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

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Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

36

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

37

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

38

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

SAR-MM-MCV 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation†

Common Stocks	97.3%
Repurchase Agreements	1.7%
Exchange Traded Fund	0.8%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries††

Insurance	11.4%
Banks	6.9%
Real Estate Investment Trusts (REITs)	5.8%
Electric Utilities	5.7%
Information Technology Services	4.7%
Oil, Gas & Consumable Fuels	4.6%
Health Care Providers & Services	4.0%
Multi-Utilities	3.9%
Containers & Packaging	3.3%
Commercial Services & Supplies	3.2%
Other Industries*	46.5%
100.0%

Top Holdings††

Computer Sciences Corp.	2.2%
Allstate Corp. (The)	2.0%
CIT Group, Inc.	1.9%
Lincoln National Corp.	1.7%
Brunswick Corp.	1.7%
M&T Bank Corp.	1.5%
TransDigm Group, Inc.	1.4%
Nordstrom, Inc.	1.4%
Dana Holding Corp.	1.3%
Universal Health Services, Inc., Class B	1.3%
Other Holdings*	83.6%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,010.20	4.69	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.13	4.71	0.94
Class II Shares	Actual	(a)	1,000.00	1,009.30	5.18	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.64	5.21	1.04
Class Y Shares	Actual	(a)	1,000.00	1,011.00	3.89	0.78
	Hypothetical	(a)(b)	1,000.00	1,020.93	3.91	0.78

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 97.3%

	Shares	Market Value

Aerospace & Defense 1.5%
Textron, Inc.	17,439	$778,303
TransDigm Group, Inc.*	71,100	15,974,037

		16,752,340

Airlines 0.7%
Alaska Air Group, Inc.	43,000	2,770,490
Copa Holdings SA, Class A (a)	62,700	5,178,393

		7,948,883

Auto Components 2.1%
Dana Holding Corp.	684,800	14,093,184
Delphi Automotive PLC	105,300	8,959,977

		23,053,161

Automobiles 0.3%
Honda Motor Co., Ltd.,ADR-JP	57,432	1,860,797
Thor Industries, Inc.	21,809	1,227,410

		3,088,207

Banks 6.8%
Bank of Hawaii Corp. (a)	33,246	2,216,843
BB&T Corp.	38,721	1,560,844
BOK Financial Corp. (a)	27,684	1,926,253
CIT Group, Inc.	447,500	20,804,275
Comerica, Inc.	40,606	2,083,900
Commerce Bancshares, Inc.	73,260	3,426,370
Cullen/Frost Bankers, Inc.	24,031	1,888,356
Fifth Third Bancorp	505,700	10,528,674
First Republic Bank	27,300	1,720,719
M&T Bank Corp.	131,762	16,461,027
PNC Financial Services Group, Inc. (The)	38,250	3,658,612
SunTrust Banks, Inc.	50,549	2,174,618
TCF Financial Corp.	257,121	4,270,780
Westamerica Bancorporation (a)	67,711	3,429,562

		76,150,833

Capital Markets 1.4%
Franklin Resources, Inc.	43,034	2,109,957
LPL Financial Holdings, Inc. (a)	50,355	2,341,004
Northern Trust Corp.	102,417	7,830,804
State Street Corp.	28,415	2,187,955
T. Rowe Price Group, Inc.	20,339	1,580,950

		16,050,670

Chemicals 2.2%
Ashland, Inc.	110,000	13,409,000
Eastman Chemical Co.	103,345	8,455,688
Mosaic Co. (The)	56,267	2,636,109

		24,500,797

Commercial Services & Supplies 3.2%
ADT Corp. (The) (a)	261,956	8,793,863

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Clean Harbors, Inc.*	44,856	$2,410,561
Republic Services, Inc.	355,112	13,909,737
Steelcase, Inc., Class A	384,100	7,263,331
Tyco International PLC	79,939	3,076,053

		35,453,545

Communications Equipment 1.1%
ARRIS Group, Inc.*	138,900	4,250,340
EchoStar Corp., Class A*	124,543	6,062,753
Harris Corp.	21,037	1,617,956

		11,931,049

Consumer Finance 0.2%
Navient Corp.	143,700	2,616,777

Containers & Packaging 3.3%
Bemis Co., Inc.	137,147	6,172,987
Owens-Illinois, Inc.*	482,700	11,073,138
Packaging Corp. of America	136,800	8,548,632
Rexam PLC,ADR-UK	117,599	5,126,140
Sonoco Products Co.	145,448	6,233,901

		37,154,798

Diversified Consumer Services 0.5%
H&R Block, Inc.	202,700	6,010,055

Diversified Telecommunication Services 0.3%
CenturyLink, Inc.	114,579	3,366,331

Electric Utilities 5.7%
Edison International	70,693	3,929,117
Great Plains Energy, Inc.	483,190	11,673,870
OGE Energy Corp.	41,296	1,179,827
Pinnacle West Capital Corp.	246,400	14,017,696
PPL Corp.	415,800	12,253,626
Southern Co. (The)	37,075	1,553,443
Westar Energy, Inc.	280,579	9,601,413
Xcel Energy, Inc.	276,211	8,888,470

		63,097,462

Electrical Equipment 1.1%
Babcock & Wilcox Co. (The)*	257,400	8,442,720
Emerson Electric Co.	77,618	4,302,366

		12,745,086

Electronic Equipment, Instruments & Components 1.5%
CDW Corp.	73,700	2,526,436
Keysight Technologies, Inc.*	367,033	11,447,759
TE Connectivity Ltd.	40,472	2,602,350

		16,576,545

Energy Equipment & Services 1.5%
Cameron International Corp.*	75,708	3,964,828
Helmerich & Payne, Inc.	32,903	2,317,029

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Nabors Industries Ltd.	162,200	$2,340,546
SEACOR Holdings, Inc.*	114,200	8,101,348

		16,723,751

Food & Staples Retailing 1.1%
Sysco Corp.	345,318	12,465,980

Food Products 2.9%
Campbell Soup Co.	37,872	1,804,601
ConAgra Foods, Inc.	225,966	9,879,234
General Mills, Inc.	57,661	3,212,871
J.M. Smucker Co. (The)	21,710	2,353,581
Kellogg Co.	166,515	10,440,490
McCormick & Co., Inc., Non-Voting Shares	22,000	1,780,900
Mondelez International, Inc., Class A	80,105	3,295,520

		32,767,197

Gas Utilities 1.0%
Atmos Energy Corp.	53,177	2,726,917
Laclede Group, Inc. (The)	74,592	3,883,259
UGI Corp.	138,600	4,774,770

		11,384,946

Health Care Equipment & Supplies 1.0%
Becton, Dickinson and Co.	11,354	1,608,294
Boston Scientific Corp.*	123,098	2,178,835
Stryker Corp.	31,224	2,984,078
Zimmer Biomet Holdings, Inc.	36,389	3,974,770

		10,745,977

Health Care Providers & Services 4.0%
Cardinal Health, Inc.	49,828	4,168,112
Cigna Corp.	9,584	1,552,608
Community Health Systems, Inc.*	41,000	2,581,770
Express Scripts Holding Co.*	10,373	922,575
Humana, Inc.	8,221	1,572,513
Laboratory Corp. of America Holdings*	60,000	7,273,200
LifePoint Health, Inc.*	58,645	5,099,183
MEDNAX, Inc.*	46,900	3,475,759
Quest Diagnostics, Inc.	54,722	3,968,439
Universal Health Services, Inc., Class B	98,900	14,053,690

		44,667,849

Hotels, Restaurants & Leisure 2.7%
Carnival Corp.	55,527	2,742,478
Darden Restaurants, Inc.	135,600	9,638,448
Royal Caribbean Cruises Ltd.	59,600	4,689,924
Wyndham Worldwide Corp.	154,300	12,638,713

		29,709,563

Household Durables 1.3%
D.R. Horton, Inc.	376,300	10,295,568
PulteGroup, Inc.	83,437	1,681,256

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Toll Brothers, Inc.*	50,839	$1,941,541

		13,918,365

Independent Power and Renewable Electricity Producers 0.1%
Talen Energy Corp.*	47,851	821,132

Industrial Conglomerates 0.3%
Koninklijke Philips NV (a)	151,914	3,877,222

Information Technology Services 4.7%
Amdocs Ltd.	119,800	6,539,882
Computer Sciences Corp.	370,100	24,293,364
Convergys Corp.	240,069	6,119,359
DST Systems, Inc.	21,200	2,670,776
Fidelity National Information Services, Inc.	25,900	1,600,620
Total System Services, Inc.	148,800	6,215,376
Western Union Co. (The)	211,400	4,297,762

		51,737,139

Insurance 11.4%
ACE Ltd.	26,371	2,681,403
Aflac, Inc.	23,160	1,440,552
Alleghany Corp.*	16,800	7,875,168
Allstate Corp. (The)	337,474	21,891,938
Arthur J. Gallagher & Co.	16,234	767,868
Assured Guaranty Ltd.	186,800	4,481,332
Brown & Brown, Inc.	65,481	2,151,706
Chubb Corp. (The)	18,484	1,758,568
Endurance Specialty Holdings Ltd.	145,000	9,526,500
Fairfax Financial Holdings Ltd.	15,500	7,657,000
FNF Group	260,900	9,650,691
HCC Insurance Holdings, Inc.	130,938	10,061,276
Lincoln National Corp.	322,346	19,089,330
Loews Corp.	202,500	7,798,275
MetLife, Inc.	28,247	1,581,550
ProAssurance Corp.	32,082	1,482,509
Progressive Corp. (The)	267,800	7,452,874
Reinsurance Group of America, Inc.	34,061	3,231,367
Torchmark Corp.	23,260	1,354,197
Travelers Cos., Inc. (The)	16,129	1,559,029
Unum Group	79,828	2,853,851

		126,346,984

Internet Software & Services 0.2%
Equinix, Inc.	10,810	2,745,740

Leisure Products 1.9%
Brunswick Corp.	369,400	18,787,684
Mattel, Inc.	96,348	2,475,180

		21,262,864

Life Sciences Tools & Services 0.6%
Bio-Rad Laboratories, Inc., Class A*	41,400	6,235,254

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 1.2%
Dover Corp.	134,010	$9,404,822
Oshkosh Corp.	42,943	1,819,924
Pentair PLC	26,618	1,829,988

		13,054,734

Media 3.2%
AMC Networks, Inc., Class A*	52,900	4,329,865
Cablevision Systems Corp., Class A	72,800	1,742,832
Discovery Communications, Inc., Class C*	122,000	3,791,760
Liberty Media Corp.,Series C*	173,100	6,214,290
Madison Square Garden Co. (The), Class A*	35,200	2,938,848
Markit Ltd.*	88,710	2,268,315
News Corp., Class B*	431,000	6,137,440
Shaw Communications, Inc., Class B	363,100	7,911,949

		35,335,299

Metals & Mining 0.2%
Nucor Corp.	50,704	2,234,525

Multiline Retail 1.5%
Nordstrom, Inc.	209,300	15,592,850
Target Corp.	18,947	1,546,644

		17,139,494

Multi-Utilities 3.9%
Alliant Energy Corp.	138,700	8,005,764
CMS Energy Corp.	278,400	8,864,256
Consolidated Edison, Inc.	30,546	1,768,002
NorthWestern Corp.	28,712	1,399,710
PG&E Corp.	283,775	13,933,353
WEC Energy Group, Inc.	213,300	9,592,101

		43,563,186

Oil, Gas & Consumable Fuels 4.6%
Apache Corp.	33,617	1,937,348
Chesapeake Energy Corp. (a)	232,700	2,599,259
Cimarex Energy Co.	21,420	2,362,840
Devon Energy Corp.	79,750	4,744,327
Energen Corp.	52,700	3,599,410
EQT Corp.	19,425	1,580,030
Imperial Oil Ltd. (a)	190,929	7,375,760
Marathon Petroleum Corp.	36,600	1,914,546
Murphy Oil Corp.	164,800	6,850,736
Noble Energy, Inc.	107,234	4,576,747
Occidental Petroleum Corp.	61,624	4,792,498
QEP Resources, Inc.	266,100	4,925,511
Valero Energy Corp.	61,600	3,856,160

		51,115,172

Pharmaceuticals 0.0%†
Hospira, Inc.*	2,879	255,396

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 5.8%
Annaly Capital Management, Inc.	1,317,000	$12,103,230
AvalonBay Communities, Inc.	54,100	8,648,967
Boston Properties, Inc.	8,158	987,444
CBL & Associates Properties, Inc.	562,500	9,112,500
Corrections Corp. of America	97,689	3,231,552
Duke Realty Corp.	494,500	9,182,865
Empire State Realty Trust, Inc., Class A	66,532	1,135,036
EPR Properties	84,300	4,617,954
Host Hotels & Resorts, Inc.	79,795	1,582,335
MFA Financial, Inc.	912,600	6,744,114
Piedmont Office Realty Trust, Inc., Class A	177,758	3,126,763
Weyerhaeuser Co.	125,518	3,953,817

		64,426,577

Road & Rail 1.5%
Heartland Express, Inc.	133,479	2,700,280
Werner Enterprises, Inc.	533,196	13,996,395

		16,696,675

Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	176,742	3,396,981
Broadcom Corp., Class A	11,026	567,729
Lam Research Corp.	39,428	3,207,468
Marvell Technology Group Ltd.	647,400	8,535,969
Maxim Integrated Products, Inc.	68,812	2,379,175
Microchip Technology, Inc. (a)	66,387	3,148,403
Micron Technology, Inc.*	312,439	5,886,351
NVIDIA Corp.	215,200	4,327,672
Teradyne, Inc.	120,057	2,315,899

		33,765,647

Software 0.9%
CA, Inc.	147,800	4,329,062
Citrix Systems, Inc.*	36,500	2,560,840
Synopsys, Inc.*	60,900	3,084,585

		9,974,487

Specialty Retail 1.4%
Abercrombie & Fitch Co., Class A	173,400	3,729,834
Advance Auto Parts, Inc.	19,839	3,160,154
Bed Bath & Beyond, Inc.*	74,454	5,135,837
CST Brands, Inc.	48,452	1,892,535
Lowe’s Cos., Inc.	16,540	1,107,684

		15,026,044

Technology Hardware, Storage & Peripherals 1.6%
NetApp, Inc.	202,300	6,384,588
SanDisk Corp.	54,508	3,173,456
Western Digital Corp.	107,779	8,452,029

		18,010,073

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.6%
Fossil Group, Inc.* (a)	63,000	$4,369,680
Ralph Lauren Corp.	16,226	2,147,673

		6,517,353

Thrifts & Mortgage Finance 0.3%
Capitol Federal Financial, Inc.	46,596	561,016
Ocwen Financial Corp.* (a)	218,000	2,223,600

		2,784,616

Trading Companies & Distributors 0.1%
Beacon Roofing Supply, Inc.*	23,557	782,564

Water Utilities 0.8%
American Water Works Co., Inc.	177,600	8,636,688

Wireless Telecommunication Services 0.1%
Rogers Communications, Inc., Class B	30,790	1,092,071

Total Common Stocks (cost $1,009,226,300)		1,082,317,103

Exchange Traded Fund 0.8%
Equity 0.8%
iShares Russell Mid-Cap Value ETF (a)	124,648	9,194,037

Total Exchange Traded Fund (cost $9,279,576)		9,194,037

Repurchase Agreements 1.7%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $5,000,039, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $5,100,001. (b)(c)	$5,000,000	5,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (b)(c)	1,000,000	1,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $12,447,569, collateralized by U.S. Government Agency Securities ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $12,696,464. (b)(c)	$12,447,514	$12,447,514

Total Repurchase Agreements (cost $18,447,514)		18,447,514

Total Investments (cost $1,036,953,390) (d) — 99.8%		1,109,958,654
Other assets in excess of liabilities — 0.2%		1,795,434

NET ASSETS — 100.0%		$1,111,754,088

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $28,688,158. which was collateralized by a repurchase agreements with a value of $18,447,514 and $11,131,563 of collateral in the form of U.S. Government Agency and Treasury Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from 07/16/15 - 02/15/45 a total value of $29,579,077.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $18,447,514.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Mid Cap Value Fund (Continued)

At June 30, 2015, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	JPMorgan Chase Bank	07/31/15	(279,473)	$(225,577)	$(223,666)	$1,911
Canadian Dollar	JPMorgan Chase Bank	07/31/15	(8,649,297)	(6,983,208)	(6,922,139)	61,069
Canadian Dollar	JPMorgan Chase Bank	07/31/15	(245,891)	(199,548)	(196,789)	2,759
Euro	UBS AG	07/31/15	(3,070,638)	(3,440,435)	(3,424,666)	15,769
Japanese Yen	Credit Suisse International	07/31/15	(141,382,927)	(1,144,375)	(1,155,655)	(11,280)

Total Short Contracts				$(11,993,143)	$(11,922,915)	$70,228

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Euro	UBS AG	07/31/15	107,175	$119,524	$119,532	$8
Japanese Yen	Credit Suisse International	07/31/15	6,302,852	51,550	51,519	(31)

Total Long Contracts				$171,074	$171,051	$(23)

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi- Manager Mid Cap Value Fund
Assets:
Investments, at value* (cost $1,018,505,876)	$1,091,511,140
Repurchase agreements, at value (cost $18,447,514)	18,447,514

Total Investments, at value (total cost $1,036,953,390)	1,109,958,654

Cash	22,708,709
Foreign currencies, at value (cost $17,422)	17,422
Dividends receivable	2,401,829
Security lending income receivable	11,382
Receivable for investments sold	10,510,254
Receivable for capital shares issued	85,104
Reclaims receivable	213
Unrealized appreciation on forward foreign currency contracts (Note 2)	81,516
Prepaid expenses	12,061

Total Assets	1,145,787,144

Liabilities:
Payable for investments purchased	14,435,518
Payable for capital shares redeemed	289,294
Unrealized depreciation on forward foreign currency contracts (Note 2)	11,311
Payable upon return of securities loaned (Note 2)	18,447,514
Accrued expenses and other payables:
Investment advisory fees	684,498
Fund administration fees	29,342
Distribution fees	93,133
Administrative servicing fees	4,019
Accounting and transfer agent fees	220
Custodian fees	6,933
Compliance program costs (Note 3)	970
Professional fees	15,218
Printing fees	14,880
Other	206

Total Liabilities	34,033,056

Net Assets	$1,111,754,088

Represented by:
Capital	$860,918,888
Accumulated undistributed net investment income	11,063,921
Accumulated net realized gains from investments, forward and foreign currency transactions	166,696,256
Net unrealized appreciation/(depreciation) from investments	73,005,264
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	70,205
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(446)

Net Assets	$1,111,754,088

*	Includes value of securities on loan of $28,688,158 (Note 2)

10

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi- Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$2,317,807
Class II Shares	443,141,976
Class Y Shares	666,294,305

Total	$1,111,754,088

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	194,347
Class II Shares	37,084,388
Class Y Shares	55,593,680

Total	92,872,415

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.93
Class II Shares	$11.95
Class Y Shares	$11.99

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi- Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$11,999,508
Income from securities lending (Note 2)	73,122
Interest income	15,546
Foreign tax withholding	(37,403)

Total Income	12,050,773

EXPENSES:
Investment advisory fees	4,245,342
Fund administration fees	181,315
Distribution fees Class II Shares	574,019
Administrative servicing fees Class I Shares	1,560
Administrative servicing fees Class II Shares	3,950
Professional fees	30,194
Printing fees	16,594
Trustee fees	16,131
Custodian fees	20,982
Accounting and transfer agent fees	1,228
Compliance program costs (Note 3)	2,193
Other	15,014

Total expenses before fees waived	5,108,522

Investment advisory fees waived (Note 3)	(79,677)

Net Expenses	5,028,845

NET INVESTMENT INCOME	7,021,928

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	57,184,671
Net realized gains from forward and foreign currency transactions (Note 2)	800,956

Net realized gains from investments, forward and foreign currency transactions	57,985,627

Net change in unrealized appreciation/(depreciation) from investments	(53,290,673)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	18,205
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	121

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(53,272,347)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	4,713,280

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,735,208

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$7,021,928	$16,699,183
Net realized gains from investments, forward and foreign currency transactions	57,985,627	119,295,891
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(53,272,347)	39,405,155

Change in net assets resulting from operations	11,735,208	175,400,229

Distributions to Shareholders From:
Net investment income:
Class I	–	(23,514)
Class II	–	(6,170,407)
Class Y	–	(10,574,514)
Net realized gains:
Class I	–	(193,170)
Class II	–	(102,876,714)
Class Y	–	(148,102,196)

Change in net assets from shareholder distributions	–	(267,940,515)

Change in net assets from capital transactions	(55,016,677)	184,166,576

Change in net assets	(43,281,469)	91,626,290

Net Assets:
Beginning of period	1,155,035,557	1,063,409,267

End of period	$1,111,754,088	$1,155,035,557

Accumulated undistributed net investment income at end of period	$11,063,921	$4,041,993

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$736,224	$1,581,253
Dividends reinvested	–	216,684
Cost of shares redeemed	(168,908)	(422,759)

Total Class I Shares	567,316	1,375,178

Class II Shares
Proceeds from shares issued	5,172,540	32,984,722
Dividends reinvested	–	109,047,121
Cost of shares redeemed	(38,541,620)	(77,652,430)

Total Class II Shares	(33,369,080)	64,379,413

Class Y Shares
Proceeds from shares issued	11,677,217	47,869,648
Dividends reinvested	–	158,676,710
Cost of shares redeemed	(33,892,130)	(88,134,373)

Total Class Y Shares	(22,214,913)	118,411,985

Change in net assets from capital transactions	$(55,016,677)	$184,166,576

13

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	60,997	126,412
Reinvested	–	19,036
Redeemed	(14,008)	(32,304)

Total Class I Shares	46,989	113,144

Class II Shares
Issued	432,579	2,552,046
Reinvested	–	9,576,730
Redeemed	(3,198,738)	(5,915,677)

Total Class II Shares	(2,766,159)	6,213,099

Class Y Shares
Issued	965,402	3,676,941
Reinvested	–	13,885,993
Redeemed	(2,808,420)	(6,752,328)

Total Class Y Shares	(1,843,018)	10,810,606

Total change in shares	(4,562,188)	17,136,849

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.81	0.07	0.05	0.12	–	–	–	$11.93	1.02%		$2,317,807	0.94%	1.25%	0.95%	25.28%
Year Ended December 31, 2014 (e)	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%		$1,740,819	0.94%	1.45%	0.95%	60.07%
Year Ended December 31, 2013 (e)	$10.32	0.17	3.48	3.65	(0.17)	(0.58)	(0.75)	$13.22	35.85%		$452,260	0.90%	1.39%	0.95%	113.76%
Year Ended December 31, 2012 (e)	$9.92	0.19	1.42	1.61	(0.14)	(1.07)	(1.21)	$10.32	16.65%		$128,695	0.79%	1.81%	0.82%	101.64%
Year Ended December 31, 2011 (e)	$10.29	0.12	(0.34)	(0.22)	(0.11)	(0.04)	(0.15)	$9.92	(2.08%	)	$76,777	0.83%	1.19%	0.83%	100.01%
Year Ended December 31, 2010 (e)	$9.13	0.12	1.66	1.78	(0.14)	(0.48)	(0.62)	$10.29	19.67%		$82,150	0.96%	1.20%	0.97%	114.03%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.84	0.06	0.05	0.11	–	–	–	$11.95	0.93%		$443,141,976	1.04%	1.09%	1.05%	25.28%
Year Ended December 31, 2014 (e)	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%		$471,930,537	1.05%	1.38%	1.06%	60.07%
Year Ended December 31, 2013 (e)	$10.33	0.14	3.50	3.64	(0.15)	(0.58)	(0.73)	$13.24	35.68%		$445,255,404	1.02%	1.16%	1.07%	113.76%
Year Ended December 31, 2012 (e)	$9.93	0.16	1.43	1.59	(0.12)	(1.07)	(1.19)	$10.33	16.35%		$372,215,249	1.05%	1.51%	1.07%	101.64%
Year Ended December 31, 2011 (e)	$10.30	0.10	(0.34)	(0.24)	(0.09)	(0.04)	(0.13)	$9.93	(2.32%	)	$380,200,468	1.07%	0.95%	1.07%	100.01%
Year Ended December 31, 2010 (e)	$9.13	0.14	1.64	1.78	(0.13)	(0.48)	(0.61)	$10.30	19.63%		$451,700,368	1.07%	1.42%	1.10%	114.03%
Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$11.86	0.08	0.05	0.13	–	–	–	$11.99	1.10%		$666,294,305	0.78%	1.34%	0.80%	25.28%
Year Ended December 31, 2014 (e)	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%		$681,364,201	0.79%	1.63%	0.80%	60.07%
Year Ended December 31, 2013 (e)	$10.34	0.17	3.50	3.67	(0.18)	(0.58)	(0.76)	$13.25	35.97%		$617,701,603	0.76%	1.43%	0.81%	113.76%
Year Ended December 31, 2012 (e)	$9.93	0.19	1.43	1.62	(0.14)	(1.07)	(1.21)	$10.34	16.73%		$476,977,907	0.79%	1.81%	0.81%	101.64%
Year Ended December 31, 2011 (e)	$10.30	0.13	(0.35)	(0.22)	(0.11)	(0.04)	(0.15)	$9.93	(2.06%	)	$367,586,880	0.81%	1.26%	0.81%	100.01%
Year Ended December 31, 2010 (e)	$9.14	0.16	1.64	1.80	(0.16)	(0.48)	(0.64)	$10.30	19.81%		$284,817,077	0.81%	1.70%	0.83%	114.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$16,752,340	$—	$—	$16,752,340
Airlines	7,948,883	—	—	7,948,883
Auto Components	23,053,161	—	—	23,053,161
Automobiles	3,088,207	—	—	3,088,207
Banks	76,150,833	—	—	76,150,833
Capital Markets	16,050,670	—	—	16,050,670
Chemicals	24,500,797	—	—	24,500,797
Commercial Services & Supplies	35,453,545	—	—	35,453,545
Communications Equipment	11,931,049	—	—	11,931,049
Consumer Finance	2,616,777	—	—	2,616,777
Containers & Packaging	37,154,798	—	—	37,154,798
Diversified Consumer Services	6,010,055	—	—	6,010,055
Diversified Telecommunication Services	3,366,331	—	—	3,366,331
Electric Utilities	63,097,462	—	—	63,097,462
Electrical Equipment	12,745,086	—	—	12,745,086
Electronic Equipment, Instruments & Components	16,576,545	—	—	16,576,545
Energy Equipment & Services	16,723,751	—	—	16,723,751
Food & Staples Retailing	12,465,980	—	—	12,465,980
Food Products	32,767,197	—	—	32,767,197
Gas Utilities	11,384,946	—	—	11,384,946
Health Care Equipment & Supplies	10,745,977	—	—	10,745,977
Health Care Providers & Services	44,667,849	—	—	44,667,849
Hotels, Restaurants & Leisure	29,709,563	—	—	29,709,563
Household Durables	13,918,365	—	—	13,918,365
Independent Power and Renewable Electricity Producers	821,132	—	—	821,132
Industrial Conglomerates	—	3,877,222	—	3,877,222
Information Technology Services	51,737,139	—	—	51,737,139
Insurance	126,346,984	—	—	126,346,984
Internet Software & Services	2,745,740	—	—	2,745,740
Leisure Products	21,262,864	—	—	21,262,864
Life Sciences Tools & Services	6,235,254	—	—	6,235,254
Machinery	13,054,734	—	—	13,054,734
Media	35,335,299	—	—	35,335,299
Metals & Mining	2,234,525	—	—	2,234,525
Multiline Retail	17,139,494	—	—	17,139,494
Multi-Utilities	43,563,186	—	—	43,563,186
Oil, Gas & Consumable Fuels	51,115,172	—	—	51,115,172
Pharmaceuticals	255,396	—	—	255,396
Real Estate Investment Trusts (REITs)	64,426,577	—	—	64,426,577
Road & Rail	16,696,675	—	—	16,696,675
Semiconductors & Semiconductor Equipment	33,765,647	—	—	33,765,647
Software	9,974,487	—	—	9,974,487
Specialty Retail	15,026,044	—	—	15,026,044
Technology Hardware, Storage & Peripherals	18,010,073	—	—	18,010,073
Textiles, Apparel & Luxury Goods	6,517,353	—	—	6,517,353
Thrifts & Mortgage Finance	2,784,616	—	—	2,784,616
Trading Companies & Distributors	782,564	—	—	782,564

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Water Utilities	$8,636,688	$—	$—	$8,636,688
Wireless Telecommunication Services	1,092,071	—	—	1,092,071
Total Common Stocks	$1,078,439,881	$3,877,222	$—	$1,082,317,103
Exchange Traded Fund	9,194,037	—	—	9,194,037
Forward Foreign Currency Contracts	—	81,516	—	81,516
Repurchase Agreements	—	18,447,514	—	18,447,514
Total Assets	$1,087,633,918	$22,406,252	$—	$1,110,040,170

Liabilities:
Forward Foreign Currency Contracts	—	(11,311)	—	(11,311)
Total Liabilities	$—	$(11,311)	$—	$(11,311)
Total	$1,087,633,918	$22,394,941	$—	$1,110,028,859

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$81,516
Total		$81,516

Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(11,311)
Total		$(11,311)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$790,375
Total	$790,375

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$18,205
Total	$18,205

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$81,516	$—	$81,516
Total	$81,516	$—	$81,516

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$65,739	$—	$—	$65,739
UBS AG	15,777	—	—	15,777
Total	$81,516	$—	$—	$81,516

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(11,311)	$—	$(11,311)
Total	$(11,311)	$—	$(11,311)

Amounts designated as “—” are zero.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$(11,311)	$—	$—	$(11,311)
Total	$(11,311)	$—	$—	$(11,311)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $18,447,514, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00%-2.63%, maturing 02/15/17-02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50%-12.50%, maturing 09/20/15-06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Societe Generale	12,447,514	—	12,447,514	(12,447,514)	—
Total	$18,447,514	$—	$18,447,514	$(18,447,514)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

Effective May 1, 2015, the Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2016. During the period ended June 30, 2015, the waiver of such investment advisory fees by NFA amounted to $28,772, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $50,905, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.75%, and after contractual and voluntary fee waivers was 0.74% and 0.74%, respectively.

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $181,315 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $2,193.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $5,510.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15% and 0.00% for Class I and Class II shares, respectively.

4. Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5. Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $282,019,595 and sales of $326,380,811 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $10,163 of brokerage commissions.

9. Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,047,133,819	$105,568,504	$(42,743,669)	$62,824,835

10. Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

28

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

37

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

40

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

41

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund

SAR-MM-SCG 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending.

The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreements	5.3%
Liabilities in excess of other assets	(3.6)%
100.0%

Top Industries††

Software	12.0%
Biotechnology	7.3%
Health Care Providers & Services	6.6%
Hotels, Restaurants & Leisure	6.1%
Health Care Equipment & Supplies	5.7%
Textiles, Apparel & Luxury Goods	4.3%
Semiconductors & Semiconductor Equipment	4.0%
Internet Software & Services	3.8%
Building Products	3.3%
Banks	3.2%
Other Industries*	43.7%
100.0%

Top Holdings††

Tyler Technologies, Inc.	1.5%
DexCom, Inc.	1.5%
Acadia Healthcare Co., Inc.	1.4%
Team Health Holdings, Inc.	1.3%
A.O. Smith Corp.	1.3%
G-III Apparel Group Ltd.	1.3%
Burlington Stores, Inc.	1.1%
HSN, Inc.	1.0%
Proofpoint, Inc.	1.0%
Middleby Corp. (The)	0.9%
Other Holdings*	87.7%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,095.30	5.56	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.36	1.07
Class II Shares	Actual	(a)	1,000.00	1,094.20	6.91	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.20	6.66	1.33
Class Y Shares	Actual	(a)	1,000.00	1,096.50	4.83	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.18	4.66	0.93

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 98.3%

	Shares	Market Value

Aerospace & Defense 2.1%
Astronics Corp.*	8,253	$585,055
Curtiss-Wright Corp.	7,960	576,622
Esterline Technologies Corp.*	4,555	434,274
HEICO Corp., Class A	14,140	717,888
Moog, Inc., Class A*	8,670	612,796
Teledyne Technologies, Inc.*	6,610	697,421

		3,624,056

Air Freight & Logistics 0.4%
XPO Logistics, Inc.* (a)	16,130	728,753

Airlines 0.5%
Allegiant Travel Co. (a)	4,791	852,223

Auto Components 0.6%
Dana Holding Corp. (a)	6,909	142,187
Tenneco, Inc.* (a)	15,365	882,566

		1,024,753

Banks 3.4%
Bank of the Ozarks, Inc.	20,090	919,117
FCB Financial Holdings, Inc., Class A*	3,500	111,300
First Merchants Corp.	26,470	653,809
Flushing Financial Corp.	13,455	282,690
Great Western Bancorp, Inc.	13,170	317,529
Pinnacle Financial Partners, Inc.	4,190	227,810
PrivateBancorp, Inc.	14,460	575,797
Sandy Spring Bancorp, Inc.	10,115	283,018
Signature Bank*	6,850	1,002,772
Western Alliance Bancorp* (a)	31,800	1,073,568
Wintrust Financial Corp.	7,595	405,421

		5,852,831

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	1,790	415,262

Biotechnology 7.5%
Achillion Pharmaceuticals, Inc.* (a)	34,300	303,898
Acorda Therapeutics, Inc.*	15,485	516,115
Agios Pharmaceuticals, Inc.* (a)	4,604	511,688
Alkermes PLC*	10,032	645,459
Alnylam Pharmaceuticals, Inc.*	2,062	247,172
Amicus Therapeutics, Inc.*	29,200	413,180
Anacor Pharmaceuticals, Inc.*	10,035	777,010
BioCryst Pharmaceuticals, Inc.*	31,989	477,596
Bluebird Bio, Inc.*	2,050	345,158
Celldex Therapeutics, Inc.*	14,430	363,925
Cepheid* (a)	12,220	747,253
Dyax Corp.*	7,780	206,170
Five Prime Therapeutics, Inc.*	16,660	413,834
Flexion Therapeutics, Inc.*	4,300	94,127
GlycoMimetics, Inc.*	15,765	125,332
Ironwood Pharmaceuticals, Inc.* (a)	29,326	353,672

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
KYTHERA Biopharmaceuticals, Inc.*	7,500	$564,825
Neurocrine Biosciences, Inc.*	10,330	493,361
Otonomy, Inc.*	12,610	289,904
Portola Pharmaceuticals, Inc.*	15,050	685,527
PTC Therapeutics, Inc.*	15,840	762,379
Puma Biotechnology, Inc.* (a)	2,985	348,499
Receptos, Inc.*	2,420	459,921
Repligen Corp.*	14,490	598,002
TESARO, Inc.* (a)	11,240	660,800
Ultragenyx Pharmaceutical, Inc.*	12,960	1,326,974
Zafgen, Inc.* (a)	12,930	447,766

		13,179,547

Building Products 3.4%
A.O. Smith Corp.	32,534	2,341,797
AAON, Inc.	21,160	476,523
Apogee Enterprises, Inc.	11,310	595,358
Continental Building Products, Inc.*	18,880	400,067
Lennox International, Inc.	15,295	1,647,119
Masonite International Corp.*	7,760	544,054

		6,004,918

Capital Markets 1.0%
Evercore Partners, Inc., Class A (a)	10,550	569,278
HFF, Inc., Class A	26,663	1,112,647

		1,681,925

Chemicals 0.8%
Cabot Corp.	5,540	206,586
OMNOVA Solutions, Inc.*	53,080	397,569
PolyOne Corp.	21,345	836,084

		1,440,239

Commercial Services & Supplies 0.9%
Deluxe Corp.	10,220	633,640
Mobile Mini, Inc.	22,730	955,569

		1,589,209

Communications Equipment 0.3%
Ciena Corp.*	14,470	342,649
Sonus Networks, Inc.* (a)	23,039	159,430

		502,079

Construction Materials 1.0%
Caesarstone Sdot-Yam Ltd.	7,920	542,837
Headwaters, Inc.*	63,883	1,163,948

		1,706,785

Containers & Packaging 1.3%
Berry Plastics Group, Inc.*	19,150	620,460
Graphic Packaging Holding Co.	78,395	1,092,042

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging (continued)
Silgan Holdings, Inc.	11,165	$589,066

		2,301,568

Distributors 0.4%
Core-Mark Holding Co., Inc.	12,303	728,953

Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc.*	23,025	1,330,845

Diversified Financial Services 0.8%
MarketAxess Holdings, Inc. (a)	15,467	1,434,874

Diversified Telecommunication Services 0.1%
Vonage Holdings Corp.*	35,300	173,323

Electrical Equipment 0.8%
AZZ, Inc.	11,289	584,770
Generac Holdings, Inc.* (a)	19,660	781,485

		1,366,255

Electronic Equipment, Instruments & Components 1.9%
CDW Corp.	12,168	417,119
Cognex Corp.	26,600	1,279,460
FEI Co. (a)	4,490	372,356
Fitbit, Inc., Class A*	1,520	58,110
IPG Photonics Corp.* (a)	6,880	586,004
Rogers Corp.*	8,760	579,386

		3,292,435

Energy Equipment & Services 0.7%
Forum Energy Technologies, Inc.*	12,834	260,274
Hornbeck Offshore Services, Inc.* (a)	22,340	458,640
Patterson-UTI Energy, Inc.	29,020	546,011

		1,264,925

Food & Staples Retailing 1.8%
Casey’s General Stores, Inc.	12,595	1,205,845
Diplomat Pharmacy, Inc.* (a)	10,228	457,703
Natural Grocers by Vitamin Cottage, Inc.* (a)	25,372	624,659
PriceSmart, Inc. (a)	8,681	792,054

		3,080,261

Food Products 1.9%
Freshpet, Inc.* (a)	12,760	237,336
Hain Celestial Group, Inc. (The)* (a)	16,170	1,064,956
J&J Snack Foods Corp. (a)	3,834	424,309
Post Holdings, Inc.*	10,970	591,612
TreeHouse Foods, Inc.*	11,800	956,154

		3,274,367

Health Care Equipment & Supplies 5.9%
Atrion Corp. (a)	1,515	594,350
Cantel Medical Corp.	14,500	778,215
Cardiovascular Systems, Inc.*	11,890	314,491

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Cyberonics, Inc.*	7,355	$437,328
Cynosure, Inc., Class A*	13,270	511,957
DexCom, Inc.*	33,733	2,697,965
Globus Medical, Inc., Class A*	34,650	889,466
HeartWare International, Inc.*	3,905	283,854
ICU Medical, Inc.*	7,440	711,710
Inogen, Inc.*	11,410	508,886
K2M Group Holdings, Inc.*	20,670	496,493
Merit Medical Systems, Inc.*	20,640	444,586
Spectranetics Corp. (The)* (a)	15,940	366,779
Vascular Solutions, Inc.* (a)	21,930	761,410
West Pharmaceutical Services, Inc. (a)	8,590	498,907

		10,296,397

Health Care Providers & Services 6.8%
Acadia Healthcare Co., Inc.*	33,190	2,599,773
Centene Corp.*	16,070	1,292,028
ExamWorks Group, Inc.* (a)	17,400	680,340
HealthEquity, Inc.*	16,510	529,145
HealthSouth Corp.	22,785	1,049,477
LifePoint Health, Inc.*	8,325	723,859
Team Health Holdings, Inc.*	36,020	2,353,187
Teladoc, Inc.* (b)	600	11,400
Teladoc, Inc.*	5,940	112,860
U.S. Physical Therapy, Inc.	14,055	769,652
VCA, Inc.*	21,430	1,165,899
WellCare Health Plans, Inc.*	7,880	668,460

		11,956,080

Health Care Technology 1.1%
Omnicell, Inc.*	36,240	1,366,610
Press Ganey Holdings, Inc.*	5,940	170,300
Veeva Systems, Inc., Class A* (a)	16,920	474,268

		2,011,178

Hotels, Restaurants & Leisure 6.3%
Bloomin’ Brands, Inc.	43,900	937,265
Bojangles’, Inc.*	3,030	72,296
Brinker International, Inc. (a)	11,252	648,678
Buffalo Wild Wings, Inc.*	8,861	1,388,430
Dave & Buster’s Entertainment, Inc.*	14,070	507,786
Del Frisco’s Restaurant Group, Inc.*	27,372	509,940
Fiesta Restaurant Group, Inc.*	8,560	428,000
Jack in the Box, Inc.	12,350	1,088,776
La Quinta Holdings, Inc.*	68,819	1,572,514
Marriott Vacations Worldwide Corp.	9,520	873,460
Papa John’s International, Inc. (a)	10,970	829,442
Popeyes Louisiana Kitchen, Inc.* (a)	17,360	1,041,426
Wingstop, Inc.* (a)	13,220	375,448
Zoe’s Kitchen, Inc.* (a)	16,570	678,376

		10,951,837

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables 0.2%
Taylor Morrison Home Corp., Class A* (a)	17,800	$362,408

Information Technology Services 3.0%
CACI International, Inc., Class A*	4,900	396,361
Cardtronics, Inc.*	12,120	449,046
Cass Information Systems, Inc. (a)	11,400	640,908
EPAM Systems, Inc.*	8,600	612,578
ExlService Holdings, Inc.*	20,645	713,904
Heartland Payment Systems, Inc.	17,235	931,552
MAXIMUS, Inc.	7,700	506,121
WEX, Inc.* (a)	8,824	1,005,671

		5,256,141

Insurance 0.7%
AMERISAFE, Inc.	15,590	733,665
James River Group Holdings Ltd.	15,820	409,264

		1,142,929

Internet & Catalog Retail 1.5%
HSN, Inc.	26,020	1,826,344
Wayfair, Inc., Class A* (a)	12,670	476,899
zulily, Inc., Class A* (a)	18,430	240,327

		2,543,570

Internet Software & Services 3.9%
comScore, Inc.*	20,210	1,076,385
CoStar Group, Inc.*	8,160	1,642,282
Demandware, Inc.*	12,980	922,618
Everyday Health, Inc.*	31,548	403,183
Five9, Inc.* (a)	53,932	282,064
j2 Global, Inc.	11,555	785,047
Marketo, Inc.*	12,800	359,168
Q2 Holdings, Inc.*	13,870	391,828
Shutterstock, Inc.* (a)	7,510	440,386
WebMD Health Corp.*	12,695	562,135

		6,865,096

Leisure Products 0.5%
Arctic Cat, Inc.	13,490	448,003
Vista Outdoor, Inc.*	9,980	448,102

		896,105

Life Sciences Tools & Services 0.9%
ICON PLC* (a)	9,090	611,757
INC Research Holdings, Inc., Class A*	6,350	254,762
PAREXEL International Corp.*	12,305	791,335

		1,657,854

Machinery 2.2%
Altra Industrial Motion Corp. (a)	18,341	498,508
Middleby Corp. (The)*	15,220	1,708,141
Toro Co. (The)	9,675	655,771

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Wabtec Corp.	10,420	$981,981

		3,844,401

Multiline Retail 1.2%
Burlington Stores, Inc.*	40,160	2,056,192

Oil, Gas & Consumable Fuels 1.4%
Diamondback Energy, Inc.	12,670	955,064
Matador Resources Co.*	13,010	325,250
PDC Energy, Inc.* (a)	7,900	423,756
RSP Permian, Inc.*	24,680	693,755

		2,397,825

Paper & Forest Products 0.4%
Boise Cascade Co.*	17,900	656,572

Pharmaceuticals 1.5%
Aerie Pharmaceuticals, Inc.*	22,530	397,654
Akorn, Inc.* (a)	9,980	435,727
Depomed, Inc.*	13,880	297,865
Medicines Co. (The)*	21,080	603,099
Relypsa, Inc.*	10,250	339,172
Tetraphase Pharmaceuticals, Inc.*	7,290	345,838
XenoPort, Inc.*	35,850	219,761

		2,639,116

Professional Services 1.9%
Exponent, Inc.	17,580	787,233
GP Strategies Corp.* (a)	16,335	542,975
On Assignment, Inc.*	16,000	628,480
Paylocity Holding Corp.*	27,340	980,139
TransUnion* (a)	6,570	164,907
WageWorks, Inc.*	7,460	301,757

		3,405,491

Real Estate Investment Trusts (REITs) 0.7%
CoreSite Realty Corp.	12,885	585,495
Sunstone Hotel Investors, Inc.	41,037	615,965

		1,201,460

Real Estate Management & Development 0.3%
Marcus & Millichap, Inc.*	11,830	545,836

Road & Rail 0.8%
Celadon Group, Inc.	19,086	394,699
Marten Transport Ltd.	13,922	302,107
Swift Transportation Co.*	27,316	619,254

		1,316,060

Semiconductors & Semiconductor Equipment 4.1%
Ambarella, Inc.* (a)	7,860	807,143
Cavium, Inc.* (a)	21,320	1,467,029

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
M/A-COM Technology Solutions Holdings, Inc.*	13,680	$523,260
Microsemi Corp.*	12,380	432,681
MKS Instruments, Inc.	12,040	456,798
Monolithic Power Systems, Inc.	31,990	1,622,213
Qorvo, Inc.*	8,002	642,321
SunEdison Semiconductor Ltd.* (a)	13,400	231,418
SunEdison, Inc.*	16,128	482,388
SunPower Corp.* (a)	16,352	464,560

		7,129,811

Software 12.4%
Aspen Technology, Inc.*	17,375	791,431
CyberArk Software Ltd.* (a)	5,460	342,997
Ellie Mae, Inc.* (a)	15,203	1,061,017
ePlus, Inc.*	6,812	522,140
Fair Isaac Corp.	11,970	1,086,637
Fleetmatics Group PLC* (a)	17,855	836,150
Globant SA*	2,770	84,291
Guidewire Software, Inc.*	23,230	1,229,564
HubSpot, Inc.* (a)	29,785	1,476,740
Manhattan Associates, Inc.*	23,664	1,411,558
Model N, Inc.*	30,210	359,801
NetScout Systems, Inc.* (a)	16,535	606,339
Proofpoint, Inc.*	27,140	1,728,004
PTC, Inc.* (a)	21,815	894,851
Qualys, Inc.*	10,675	430,736
ServiceNow, Inc.*	14,320	1,064,119
Solera Holdings, Inc.	8,535	380,320
Tableau Software, Inc., Class A*	13,250	1,527,725
Tyler Technologies, Inc.*	21,230	2,746,737
Ultimate Software Group, Inc. (The)* (a)	10,130	1,664,764
Verint Systems, Inc.*	24,170	1,468,207

		21,714,128

Specialty Retail 2.5%
Asbury Automotive Group, Inc.*	860	77,933
DavidsTea, Inc.*	2,230	47,923
DSW, Inc., Class A	21,453	715,886
Five Below, Inc.*	20,471	809,219
Lithia Motors, Inc., Class A	9,830	1,112,363
Michaels Cos., Inc. (The)*	29,370	790,347
Party City Holdco, Inc.* (a)	19,882	403,008
Pier 1 Imports, Inc.	30,034	379,329

		4,336,008

Textiles, Apparel & Luxury Goods 4.5%
Carter’s, Inc.	9,900	1,052,370
Columbia Sportswear Co.	6,850	414,151
G-III Apparel Group Ltd.*	32,536	2,288,908
Kate Spade & Co.* (a)	30,687	660,998

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc. (a)	8,143	$712,105
Skechers U.S.A., Inc., Class A*	9,832	1,079,455
Steven Madden Ltd.* (a)	29,763	1,273,261
Vince Holding Corp.*	30,614	366,756

		7,848,004

Thrifts & Mortgage Finance 1.0%
Essent Group Ltd.*	17,750	485,462
EverBank Financial Corp.	32,585	640,295
MGIC Investment Corp.* (a)	48,215	548,687

		1,674,444

Total Common Stocks (cost $140,637,510)		171,555,329

Repurchase Agreements 5.3%

	Principal Amount

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $3,000,023, collateralized by U.S. Government Treasury Securities ranging from 0.00% - 2.63%, maturing 02/15/17 - 02/15/43; total market value $3,060,000. (c)(d)	$3,000,000	3,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (c)(d)	1,000,000	1,000,000
Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $5,306,985, collateralized by U.S. Government Agency Securities ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $5,413,100. (c)(d)	5,306,961	5,306,961

Total Repurchase Agreements (cost $9,306,961)		9,306,961

Total Investments (cost $149,944,471) (e) — 103.6%		180,862,290
Liabilities in excess of other assets — (3.6%)		(6,291,118)

NET ASSETS — 100.0%		$174,571,172

*	Denotes a non-income producing security.

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund (Continued)

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $25,441,385 which was collateralized by repurchase agreements with a value of $9,306,961 and $16,645,194 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 7.50%, and maturity dates ranging from 07/02/15 - 02/15/45, a total market value of $25,952,155

(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $9,306,961.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investments, at value *(cost $140,637,510)	$171,555,329
Repurchase agreements, at value (cost $9,306,961)	9,306,961

Total Investments, at value (total cost $149,944,471)	180,862,290

Cash	3,340,949
Dividends receivable	43,098
Security lending income receivable	9,535
Receivable for investments sold	1,883,258
Receivable for capital shares issued	29,769
Prepaid expenses	2,186

Total Assets	186,171,085

Liabilities:
Payable for investments purchased	2,098,356
Payable for capital shares redeemed	15,380
Payable upon return of securities loaned (Note 2)	9,306,961
Accrued expenses and other payables:
Investment advisory fees	121,361
Fund administration fees	10,052
Distribution fees	6,388
Administrative servicing fees	16,381
Accounting and transfer agent fees	149
Custodian fees	1,488
Compliance program costs (Note 3)	162
Professional fees	13,625
Printing fees	9,545
Other	65

Total Liabilities	11,599,913

Net Assets	$174,571,172

Represented by:
Capital	$91,043,610
Accumulated net investment loss	(192,165)
Accumulated net realized gains from investments	52,801,908
Net unrealized appreciation/(depreciation) from investments	30,917,819

Net Assets	$174,571,172

*	Includes value of securities on loan of $25,441,385 (Note 2)

10

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
Net Assets:
Class I Shares	$60,347,939
Class II Shares	31,214,743
Class Y Shares	83,008,490

Total	$174,571,172

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,626,275
Class II Shares	1,413,520
Class Y Shares	3,564,817

Total	7,604,612

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$22.98
Class II Shares	$22.08
Class Y Shares	$23.29

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$808,400
Income from securities lending (Note 2)	85,067
Interest income	3,756
Foreign tax withholding	(304)

Total Income	896,919

EXPENSES:
Investment advisory fees	975,320
Fund administration fees	65,432
Distribution fees Class II Shares	36,349
Administrative servicing fees Class I Shares	39,310
Administrative servicing fees Class II Shares	21,209
Professional fees	15,461
Printing fees	8,677
Trustee fees	2,924
Custodian fees	4,301
Accounting and transfer agent fees	804
Compliance program costs (Note 3)	424
Other	4,252

Total expenses before fees waived	1,174,463

Investment advisory fees waived (Note 3)	(85,379)

Net Expenses	1,089,084

NET INVESTMENT LOSS	(192,165)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	31,683,919
Net change in unrealized appreciation/(depreciation) from investments	(10,587,355)

Net realized/unrealized gains from investments	21,096,564

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,904,399

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment loss	$(192,165)	$(866,970)
Net realized gains from investments	31,683,919	21,394,470
Net change in unrealized depreciation from investments	(10,587,355)	(14,278,592)

Change in net assets resulting from operations	20,904,399	6,248,908

Distributions to Shareholders From:
Net realized gains:
Class I	–	(7,832,132)
Class II	–	(3,689,718)
Class III (a)	–	–
Class Y	–	(19,806,689)

Change in net assets from shareholder distributions	–	(31,328,539)

Change in net assets from capital transactions	(78,118,099)	26,311,355

Change in net assets	(57,213,700)	1,231,724

Net Assets:
Beginning of period	231,784,872	230,553,148

End of period	$174,571,172	$231,784,872

Accumulated net investment loss at end of period	$(192,165)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,969,549	$8,889,567
Proceeds from shares issued from class conversion	–	1,721,742
Dividends reinvested	–	7,832,132
Cost of shares redeemed	(7,142,430)	(15,830,905)

Total Class I Shares	(1,172,881)	2,612,536

Class II Shares
Proceeds from shares issued	7,172,878	5,869,835
Dividends reinvested	–	3,689,718
Cost of shares redeemed	(5,033,824)	(5,564,387)

Total Class II Shares	2,139,054	3,995,166

Class III Shares (a)
Proceeds from shares issued	–	452,227
Dividends reinvested	–	–
Cost of shares redeemed in class conversion	–	(1,721,742)
Cost of shares redeemed	–	(335,180)

Total Class III Shares	–	(1,604,695)

Class Y Shares
Proceeds from shares issued	1,628,663	13,224,350
Dividends reinvested	–	19,806,689
Cost of shares redeemed	(80,712,935)	(11,722,691)

Total Class Y Shares	(79,084,272)	21,308,348

Change in net assets from capital transactions	$(78,118,099)	$26,311,355

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

13

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class I Shares
Issued	267,750	392,309
Issued in class conversion	–	78,325
Reinvested	–	393,772
Redeemed	(322,907)	(703,712)

Total Class I Shares	(55,157)	160,694

Class II Shares
Issued	335,605	272,705
Reinvested	–	192,675
Redeemed	(240,803)	(260,326)

Total Class II Shares	94,802	205,054

Class III Shares (a)
Issued	–	19,261
Reinvested	–	–
Redeemed in class conversion	–	(78,760)
Redeemed	–	(14,610)

Total Class III Shares	–	(74,109)

Class Y Shares
Issued	73,254	592,015
Reinvested	–	983,939
Redeemed	(3,520,066)	(514,345)

Total Class Y Shares	(3,446,812)	1,061,609

Total change in shares	(3,407,167)	1,353,248

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Loss to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$20.98	(0.03)	2.03	2.00	–	–	–	$22.98	9.53%		$60,347,939	1.07%	(0.26%	)	1.14%	36.55%
Year Ended December 31, 2014 (e)	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	–	$20.98	2.81%		$56,243,955	1.08%	(0.46%	)	1.19%	68.80%
Year Ended December 31, 2013 (e)	$17.39	(0.12)	7.72	7.60	(1.17)	(1.17)	–	$23.82	44.29%		$60,034,897	1.11%	(0.60%	)	1.21%	119.53%
Year Ended December 31, 2012 (e)	$15.33	(0.07)	2.13	2.06	–	–	–	$17.39	13.44%		$47,434,273	1.16%	(0.44%	)	1.22%	82.85%
Year Ended December 31, 2011 (e)	$15.43	(0.14)	0.04	(0.10)	–	–	–	$15.33	(0.65%	)	$49,505,219	1.13%	(0.85%	)	1.16%	104.88%
Year Ended December 31, 2010 (e)	$12.30	(0.12)	3.25	3.13	–	–	–	$15.43	25.45%		$58,023,723	1.22%	(0.93%	)	1.22%	101.39%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$20.18	(0.06)	1.96	1.90	–	–	–	$22.08	9.42%		$31,214,743	1.33%	(0.54%	)	1.40%	36.55%
Year Ended December 31, 2014 (e)	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	–	$20.18	2.54%		$26,617,418	1.33%	(0.71%	)	1.44%	68.80%
Year Ended December 31, 2013 (e)	$16.93	(0.17)	7.51	7.34	(1.17)	(1.17)	–	$23.10	43.95%		$25,728,995	1.36%	(0.85%	)	1.46%	119.53%
Year Ended December 31, 2012 (e)	$14.97	(0.11)	2.07	1.96	–	–	–	$16.93	13.09%		$18,638,352	1.41%	(0.69%	)	1.47%	82.85%
Year Ended December 31, 2011 (e)	$15.10	(0.17)	0.04	(0.13)	–	–	–	$14.97	(0.86%	)	$22,549,222	1.39%	(1.10%	)	1.42%	104.88%
Year Ended December 31, 2010 (e)	$12.07	(0.15)	3.18	3.03	–	–	–	$15.10	25.10%		$17,719,132	1.47%	(1.18%	)	1.47%	101.39%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$21.24	(0.01)	2.06	2.05	–	–	–	$23.29	9.65%		$83,008,490	0.93%	(0.06%	)	1.02%	36.55%
Year Ended December 31, 2014 (e)	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	–	$21.24	2.96%		$148,923,499	0.93%	(0.31%	)	1.04%	68.80%
Year Ended December 31, 2013 (e)	$17.51	(0.09)	7.79	7.70	(1.17)	(1.17)	–	$24.04	44.56%		$143,033,972	0.96%	(0.44%	)	1.06%	119.53%
Year Ended December 31, 2012 (e)	$15.42	(0.05)	2.14	2.09	–	–	–	$17.51	13.55%		$96,759,887	1.01%	(0.30%	)	1.07%	82.85%
Year Ended December 31, 2011 (e)	$15.50	(0.12)	0.04	(0.08)	–	–	–	$15.42	(0.52%	)	$100,833,847	1.04%	(0.74%	)	1.07%	104.88%
Year Ended December 31, 2010 (e)	$12.34	(0.10)	3.26	3.16	–	–	–	$15.50	25.61%		$79,316,438	1.07%	(0.75%	)	1.07%	101.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$171,555,329	$—	$—	$171,555,329
Repurchase Agreements	—	9,306,961	—	9,306,961
Total	$171,555,329	$9,306,961	$—	$180,862,290

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $9,306,961, which was comprised of cash.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00%-2.63%, maturing 02/15/17-02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50%-12.50%, maturing 09/20/15-06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $255,000,000.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$3,000,000	$—	$3,000,000	$(3,000,000)	$—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Societe Generale	5,306,961	—	5,306,961	(5,306,961)	—
Total	$9,306,961	$—	$9,306,961	$(9,306,961)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis,

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Effective May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.95%
$200 million and more	0.90%

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $85,379, for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.92%, and after voluntary fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2016.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of June 30, 2015, there were no cumulative potential reimbursements.

During the six months ended June 30, 2015, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $65,432 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $424.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $60,519.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.13% and 0.15% for Class I and Class II shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $739.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $74,925,523 and sales of $152,405,600 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $1,267 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$150,385,383	$34,429,040	$(3,952,133)	$30,476,907

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

25

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

27

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

28

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

31

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

32

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

33

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

34

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

35

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

37

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

38

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

39

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund

SAR-MM-SCO 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation†

Common Stocks	96.9%
Repurchase Agreements	3.7%
Corporate Bonds††	0.0%
Preferred Stocks††	0.0%
Liabilities in excess of other assets	(0.6%)
100.0%

Top Industries†††

Banks	10.6%
Software	6.8%
Insurance	4.4%
Real Estate Investment Trusts (REITs)	4.0%
Health Care Equipment & Supplies	4.0%
Oil, Gas & Consumable Fuels	3.8%
Machinery	3.7%
Hotels, Restaurants & Leisure	3.5%
Health Care Providers & Services	3.1%
Electronic Equipment, Instruments & Components	3.0%
Other Industries*	53.1%
100.0%

Top Holdings†††

Tyler Technologies, Inc.	0.9%
Wabtec Corp.	0.8%
West Pharmaceutical Services, Inc.	0.8%
Middleby Corp. (The)	0.8%
ICON PLC	0.7%
Manhattan Associates, Inc.	0.6%
A.O. Smith Corp.	0.5%
Western Alliance Bancorp	0.5%
Proofpoint, Inc.	0.5%
Bank of the Ozarks, Inc.	0.5%
Other Holdings*	93.4%
100.0%

Top Countries†††

United States	88.7%
Bermuda	1.8%
Canada	1.4%
Israel	0.9%
Ireland	0.7%
Netherlands	0.7%
Switzerland	0.6%
United Kingdom	0.5%
Monaco	0.4%
Luxembourg	0.2%
Other Countries*	4.1%
100.0%
†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,057.60	5.46	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.36	1.07
Class II Shares	Actual	(a)	1,000.00	1,055.60	6.73	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.25	6.61	1.32
Class IV Shares	Actual	(a)	1,000.00	1,057.20	5.46	1.07
	Hypothetical	(a)(b)	1,000.00	1,019.49	5.36	1.07
Class Y Shares	Actual	(a)	1,000.00	1,057.90	4.69	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.23	4.61	0.92

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund

Common Stocks 96.9%

	Shares	Market Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
AET & D Holdings No. 1* (a)	106,305	$0

AUSTRIA 0.0%†
Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	103,675	0

BERMUDA 1.8%
Insurance 1.4%
Endurance Specialty Holdings Ltd.	20,400	1,340,280
Maiden Holdings Ltd. (b)	113,900	1,797,341
PartnerRe Ltd.	13,400	1,721,900
Validus Holdings Ltd.	36,217	1,593,186

		6,452,707

Oil, Gas & Consumable Fuels 0.3%
DHT Holdings, Inc.	97,700	759,129
Infinity Bio-Energy Ltd.* (a)	94,500	0
Teekay Tankers Ltd., Class A	136,500	902,265

		1,661,394

Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.*	26,210	716,844

		8,830,945

CANADA 1.4%
Beverages 0.2%
Cott Corp.	101,827	995,868

Energy Equipment & Services 0.3%
Pason Systems, Inc.	44,200	790,221
ShawCor Ltd.	13,500	393,930

		1,184,151

Food & Staples Retailing 0.0%†
North West Co., Inc. (The)	10,800	214,098

Metals & Mining 0.0%†
Alamos Gold, Inc.	36,400	206,024

Oil, Gas & Consumable Fuels 0.0%†
Painted Pony Petroleum Ltd.*	20,100	128,238

Paper & Forest Products 0.2%
Stella-Jones, Inc.	25,700	854,335

Software 0.7%
Computer Modelling Group Ltd.	84,600	857,515
Constellation Software, Inc.	3,500	1,389,519
Descartes Systems Group, Inc. (The)*	20,200	324,210
Enghouse Systems Ltd.	8,300	323,560

		2,894,804

Specialty Retail 0.0%†
DavidsTea, Inc.*	3,290	70,702

		6,548,220

CHINA 0.0%†
Internet Software & Services 0.0%†
Youku Tudou, Inc.*	2	3

GREECE 0.2%
Oil, Gas & Consumable Fuels 0.2%
Aegean Marine Petroleum Network, Inc.	90,153	1,114,291

Common Stocks (continued)

	Shares	Market Value

IRELAND 0.7%
Life Sciences Tools & Services 0.7%
ICON PLC* (b)	49,540	$3,334,042

ISRAEL 0.9%
Construction Materials 0.4%
Caesarstone Sdot-Yam Ltd.	31,537	2,161,546

Electronic Equipment, Instruments & Components 0.3%
SuperCom Ltd.* (b)	99,810	1,265,591

Software 0.2%
CyberArk Software Ltd.* (b)	8,060	506,329
NICE-Systems Ltd., ADR	3,800	241,642

		747,971

		4,175,108

LUXEMBOURG 0.2%
Chemicals 0.2%
Orion Engineered Carbons SA	54,500	1,006,070

Software 0.0%†
Globant SA*	4,130	125,676

		1,131,746

MONACO 0.4%
Oil, Gas & Consumable Fuels 0.4%
Scorpio Tankers, Inc.	181,296	1,829,277

NETHERLANDS 0.7%
Energy Equipment & Services 0.2%
Core Laboratories NV	10,300	1,174,612

Software 0.5%
AVG Technologies NV*	73,418	1,997,704

		3,172,316

PUERTO RICO 0.2%
Banks 0.2%
Popular, Inc.*	32,390	934,775

SWITZERLAND 0.6%
Insurance 0.4%
Allied World Assurance Co. Holdings AG	43,200	1,867,104

Technology Hardware, Storage & Peripherals 0.2%
Logitech International SA REG	79,100	1,159,606

		3,026,710

UNITED KINGDOM 0.5%
Capital Markets 0.5%
OM Asset Management PLC	124,329	2,211,813

UNITED STATES 89.3%
Aerospace & Defense 0.6%
Astronics Corp.*	5,700	404,073
Curtiss-Wright Corp.	11,760	851,894
Engility Holdings, Inc.	42,800	1,076,848
Vectrus, Inc.*	31,900	793,353

		3,126,168

Air Freight & Logistics 1.0%
Atlas Air Worldwide Holdings, Inc.*	29,100	1,599,336
Forward Air Corp.	17,600	919,776

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Air Freight & Logistics (continued)
Park-Ohio Holdings Corp.	22,250	$1,078,235
XPO Logistics, Inc.* (b)	23,880	1,078,898

		4,676,245

Airlines 0.3%
Allegiant Travel Co. (b)	8,786	1,562,854

Auto Components 1.0%
Drew Industries, Inc.	7,000	406,140
Gentex Corp.	21,700	356,314
Goodyear Tire & Rubber Co. (The)	53,700	1,619,055
Remy International, Inc.	61,100	1,350,921
Stoneridge, Inc.*	90,559	1,060,446

		4,792,876

Banks 10.6%
Ameris Bancorp	52,833	1,336,147
Banc of California, Inc.	72,195	992,681
Bank of Hawaii Corp.	22,100	1,473,628
Bank of the Ozarks, Inc.	55,560	2,541,870
BankUnited, Inc.	13,800	495,834
Berkshire Hills Bancorp, Inc.	45,600	1,298,688
BNC Bancorp	66,200	1,279,646
Chemical Financial Corp.	56,755	1,876,320
Community Bank System, Inc.	15,100	570,327
CVB Financial Corp.	49,900	878,739
Eagle Bancorp, Inc.*	23,150	1,017,674
First Connecticut Bancorp, Inc.	41,700	661,779
First Financial Bankshares, Inc.	71,600	2,480,224
First Merchants Corp.	71,300	1,761,110
First NBC Bank Holding Co.*	31,797	1,144,692
FNB Corp.	47,800	684,496
Franklin Financial Network, Inc.* (b)	58,415	1,340,040
Fulton Financial Corp.	143,500	1,874,110
Great Western Bancorp, Inc.	57,900	1,395,969
Hanmi Financial Corp.	60,100	1,492,884
Lakeland Financial Corp.	32,135	1,393,695
LegacyTexas Financial Group, Inc.	50,900	1,537,180
Old National Bancorp (b)	128,300	1,855,218
Pacific Premier Bancorp, Inc.*	76,400	1,295,744
PacWest Bancorp	16,100	752,836
Pinnacle Financial Partners, Inc.	6,190	336,550
PrivateBancorp, Inc.	21,560	858,519
ServisFirst Bancshares, Inc.	40,200	1,510,314
Signature Bank*	10,092	1,477,368
Simmons First National Corp., Class A	32,274	1,506,550
Southside Bancshares, Inc. (b)	41,370	1,209,236
Sterling Bancorp (b)	105,800	1,555,260
TriState Capital Holdings, Inc.*	115,121	1,488,515
WesBanco, Inc.	39,700	1,350,594
Westamerica Bancorporation	6,000	303,900
Western Alliance Bancorp* (b)	75,990	2,565,422
Wintrust Financial Corp.	37,500	2,001,750

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks (continued)
Yadkin Financial Corp.*	62,100	$1,300,995

		50,896,504

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	6,240	1,447,618

Biotechnology 2.0%
Bluebird Bio, Inc.*	3,040	511,845
Celldex Therapeutics, Inc.*	21,290	536,934
Cepheid* (b)	18,090	1,106,204
Dyax Corp.*	11,490	304,485
Eagle Pharmaceuticals, Inc.*	10,600	857,116
Emergent BioSolutions, Inc.*	49,244	1,622,589
Neurocrine Biosciences, Inc.*	15,230	727,385
PDL BioPharma, Inc. (b)	142,700	917,561
PTC Therapeutics, Inc.*	10,850	522,211
Receptos, Inc.*	3,580	680,379
Repligen Corp.*	21,410	883,591
Ultragenyx Pharmaceutical, Inc.*	11,720	1,200,010

		9,870,310

Building Products 2.5%
A.O. Smith Corp.	35,850	2,580,482
AAON, Inc.	57,350	1,291,522
Advanced Drainage Systems, Inc.	10,000	293,300
Apogee Enterprises, Inc.	16,770	882,773
Continental Building Products, Inc.*	95,558	2,024,874
Lennox International, Inc.	11,670	1,256,742
Masonite International Corp.*	11,550	809,771
NCI Building Systems, Inc.* (b)	67,280	1,013,910
PGT, Inc.* (b)	137,501	1,995,140

		12,148,514

Capital Markets 2.2%
American Capital Ltd.*	104,900	1,421,395
Cowen Group, Inc., Class A* (b)	183,120	1,171,968
Hercules Technology Growth Capital, Inc. (b)	135,319	1,562,935
HFF, Inc., Class A	17,884	746,299
Solar Capital Ltd.	85,580	1,540,440
TCP Capital Corp. (b)	90,988	1,391,207
TPG Specialty Lending, Inc. (b)	78,226	1,329,842
TriplePoint Venture Growth BDC Corp. (b)	113,878	1,535,075

		10,699,161

Chemicals 2.4%
American Vanguard Corp. (b)	72,700	1,003,260
Balchem Corp.	17,800	991,816
Cabot Corp.	24,700	921,063
Chemours Co. (The)*	50,200	803,200
Ferro Corp.*	93,600	1,570,608
Innophos Holdings, Inc.	13,200	694,848
Minerals Technologies, Inc.	21,730	1,480,465
NewMarket Corp.	1,000	443,890
Olin Corp.	36,300	978,285

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals (continued)
Quaker Chemical Corp.	3,500	$310,940
Sensient Technologies Corp.	33,400	2,282,556

		11,480,931

Commercial Services & Supplies 2.5%
ARC Document Solutions, Inc.*	136,900	1,041,809
Deluxe Corp.	25,700	1,593,400
Ennis, Inc.	52,795	981,459
Essendant, Inc.	13,582	533,094
G&K Services, Inc., Class A	4,700	324,958
Healthcare Services Group, Inc.	32,450	1,072,473
Knoll, Inc.	60,100	1,504,303
Mobile Mini, Inc. (b)	33,470	1,407,079
Pitney Bowes, Inc.	48,800	1,015,528
Rollins, Inc.	67,412	1,923,263
Team, Inc.*	7,100	285,775
UniFirst Corp.	3,900	436,215

		12,119,356

Communications Equipment 0.3%
NETGEAR, Inc.*	15,600	468,312
Polycom, Inc.*	96,800	1,107,392

		1,575,704

Construction & Engineering 0.5%
Comfort Systems USA, Inc. (b)	36,800	844,560
EMCOR Group, Inc.	22,500	1,074,825
Orion Marine Group, Inc.*	95,400	688,788

		2,608,173

Construction Materials 0.2%
Eagle Materials, Inc.	6,400	488,512
Headwaters, Inc.*	27,430	499,775

		988,287

Consumer Finance 0.7%
Encore Capital Group, Inc.* (b)	37,460	1,601,040
PRA Group, Inc.* (b)	26,300	1,638,753

		3,239,793

Containers & Packaging 0.7%
AptarGroup, Inc.	26,500	1,689,905
Berry Plastics Group, Inc.*	28,290	916,596
Silgan Holdings, Inc.	18,600	981,336

		3,587,837

Distributors 0.4%
Pool Corp.	24,200	1,698,356

Diversified Consumer Services 0.7%
Bright Horizons Family Solutions, Inc.*	34,007	1,965,605
Carriage Services, Inc.	66,300	1,583,244

		3,548,849

Diversified Financial Services 0.5%
GAIN Capital Holdings, Inc.	46,100	440,716
MarketAxess Holdings, Inc.	20,540	1,905,496

		2,346,212

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Diversified Telecommunication Services 0.3%
Iridium Communications, Inc.* (b)	142,600	$1,296,234

Electric Utilities 0.9%
IDACORP, Inc.	40,100	2,251,214
PNM Resources, Inc.	46,200	1,136,520
Portland General Electric Co.	34,200	1,134,072

		4,521,806

Electrical Equipment 0.4%
Franklin Electric Co., Inc.	11,400	368,562
General Cable Corp. (b)	64,700	1,276,531
Thermon Group Holdings, Inc.*	6,800	163,676

		1,808,769

Electronic Equipment, Instruments & Components 2.8%
Badger Meter, Inc.	11,700	742,833
Cognex Corp.	34,380	1,653,678
FARO Technologies, Inc.*	7,500	350,250
FEI Co.	16,800	1,393,224
Fitbit, Inc., Class A*	2,250	86,018
IPG Photonics Corp.*	10,160	865,378
Littelfuse, Inc.	6,500	616,785
MTS Systems Corp.	5,000	344,750
Neonode, Inc.* (b)	196,400	579,380
Newport Corp.*	80,800	1,531,968
Plexus Corp.*	31,400	1,377,832
Rogers Corp.*	12,100	800,294
SYNNEX Corp.	15,800	1,156,402
Zebra Technologies Corp., Class A*	16,147	1,793,124

		13,291,916

Energy Equipment & Services 1.3%
CARBO Ceramics, Inc.	7,450	310,144
Independence Contract Drilling, Inc.* (b)	68,774	610,025
Key Energy Services, Inc.*	285,880	514,584
Matrix Service Co.*	56,700	1,036,476
Natural Gas Services Group, Inc.*	37,500	855,750
Oceaneering International, Inc.	9,700	451,923
Patterson-UTI Energy, Inc.	102,500	1,928,538
Tidewater, Inc. (b)	16,565	376,522

		6,083,962

Food & Staples Retailing 0.5%
Diplomat Pharmacy, Inc.*	15,060	673,935
SpartanNash Co.	60,683	1,974,625

		2,648,560

Food Products 1.4%
B&G Foods, Inc. (b)	56,100	1,600,533
Flowers Foods, Inc.	29,625	626,569
Freshpet, Inc.* (b)	18,660	347,076
Hain Celestial Group, Inc. (The)* (b)	23,870	1,572,078
J&J Snack Foods Corp.	17,045	1,886,370
Lancaster Colony Corp.	7,100	645,035

		6,677,661

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Gas Utilities 0.4%
Chesapeake Utilities Corp.	10,650	$573,503
Southwest Gas Corp. (b)	23,647	1,258,256

		1,831,759

Health Care Equipment & Supplies 4.0%
Abaxis, Inc.	17,100	880,308
Alere, Inc.* (b)	30,200	1,593,050
Cantel Medical Corp.	25,020	1,342,823
Cardiovascular Systems, Inc.*	17,350	458,908
Cyberonics, Inc.*	9,900	588,654
DexCom, Inc.*	31,514	2,520,490
Haemonetics Corp.*	31,700	1,311,112
Halyard Health, Inc.*	4,000	162,000
IDEXX Laboratories, Inc.*	5,808	372,525
Inogen, Inc.*	16,970	756,862
K2M Group Holdings, Inc.*	30,540	733,571
Lantheus Holdings, Inc.*	175,847	1,088,493
Meridian Bioscience, Inc.	19,669	366,630
Merit Medical Systems, Inc.*	30,790	663,217
Natus Medical, Inc.*	1,000	42,560
Neogen Corp.*	3,850	182,644
NxStage Medical, Inc.* (b)	—	0
Sirona Dental Systems, Inc.*	14,438	1,449,864
Spectranetics Corp. (The)* (b)	23,510	540,965
Thoratec Corp.*	9,400	418,958
West Pharmaceutical Services, Inc. (b)	65,090	3,780,426

		19,254,060

Health Care Providers & Services 3.1%
Acadia Healthcare Co., Inc.*	31,880	2,497,161
Amsurg Corp.*	14,248	996,648
Centene Corp.* (b)	23,750	1,909,500
Chemed Corp.	8,025	1,052,078
Ensign Group, Inc. (The)	27,502	1,404,252
ExamWorks Group, Inc.* (b)	25,710	1,005,261
HealthEquity, Inc.*	24,340	780,097
LifePoint Health, Inc.*	12,293	1,068,876
Team Health Holdings, Inc.*	32,280	2,108,852
Teladoc, Inc.*	8,790	167,010
Teladoc, Inc.* (a)	483	9,177
U.S. Physical Therapy, Inc.	3,400	186,184
VCA, Inc.*	31,660	1,722,462

		14,907,558

Health Care Technology 0.4%
Omnicell, Inc.*	26,040	981,969
Press Ganey Holdings, Inc.*	8,760	251,149
Veeva Systems, Inc., Class A* (b)	25,010	701,030

		1,934,148

Hotels, Restaurants & Leisure 3.5%
Bojangles’, Inc.*	4,440	105,938
Brinker International, Inc.	20,700	1,193,355
Buffalo Wild Wings, Inc.*	8,340	1,306,795
Cheesecake Factory, Inc. (The)	11,800	643,513

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure (continued)
ClubCorp Holdings, Inc.	64,900	$1,549,812
Cracker Barrel Old Country Store, Inc.	6,150	917,334
Dave & Buster’s Entertainment, Inc.*	20,640	744,898
Fiesta Restaurant Group, Inc.*	12,670	633,500
Jack in the Box, Inc.	18,240	1,608,038
La Quinta Holdings, Inc.*	46,790	1,069,152
Marriott Vacations Worldwide Corp.	14,014	1,285,785
Papa John’s International, Inc. (b)	28,610	2,163,201
Popeyes Louisiana Kitchen, Inc.*	25,530	1,531,545
Texas Roadhouse, Inc.	21,000	786,030
Wingstop, Inc.* (b)	10,820	307,288
Zoe’s Kitchen, Inc.* (b)	24,680	1,010,399

		16,856,583

Household Durables 0.7%
Century Communities, Inc.*	60,600	1,219,878
Installed Building Products, Inc.*	39,132	957,951
WCI Communities, Inc.* (b)	53,492	1,304,670

		3,482,499

Household Products 0.3%
Church & Dwight Co., Inc.	15,500	1,257,515

Independent Power and Renewable Electricity Producers 0.3%
Dynegy, Inc.*	50,000	1,462,500

Industrial Conglomerates 0.1%
Raven Industries, Inc.	17,274	351,180

Information Technology Services 1.1%
Convergys Corp.	79,000	2,013,710
Global Cash Access Holdings, Inc.*	157,200	1,216,728
Jack Henry & Associates, Inc.	11,600	750,520
Perficient, Inc.*	61,100	1,175,564

		5,156,522

Insurance 2.6%
American Financial Group, Inc.	24,714	1,607,399
AMERISAFE, Inc.	27,300	1,284,738
Hanover Insurance Group, Inc. (The)	23,700	1,754,511
National General Holdings Corp.	63,500	1,322,705
Patriot National, Inc.*	80,505	1,288,080
Reinsurance Group of America, Inc.	21,934	2,080,878
RLI Corp.	20,100	1,032,939
Safety Insurance Group, Inc.	10,000	577,100
StanCorp Financial Group, Inc.	19,400	1,466,834

		12,415,184

Internet & Catalog Retail 0.3%
HSN, Inc.	18,840	1,322,380

Internet Software & Services 2.0%
comScore, Inc.*	9,030	480,938
CoStar Group, Inc.*	12,130	2,441,284
Demandware, Inc.*	11,440	813,155
Everyday Health, Inc.*	107,200	1,370,016
j2 Global, Inc.	34,500	2,343,930
Monster Worldwide, Inc.* (b)	201,641	1,318,732

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Internet Software & Services (continued)
Shutterstock, Inc.* (b)	11,030	$646,799

		9,414,854

Leisure Products 0.7%
Polaris Industries, Inc.	9,500	1,407,045
Smith & Wesson Holding Corp.*	131,200	2,176,608

		3,583,653

Life Sciences Tools & Services 0.4%
Bio-Techne Corp.	7,800	768,066
INC Research Holdings, Inc., Class A*	9,340	374,721
PAREXEL International Corp.*	9,188	590,880

		1,733,667

Machinery 3.7%
Briggs & Stratton Corp.	77,700	1,496,502
CIRCOR International, Inc.	4,300	234,479
CLARCOR, Inc.	25,900	1,612,016
Gorman-Rupp Co. (The)	12,050	338,364
Graco, Inc.	5,600	397,768
Lindsay Corp.	7,300	641,743
Middleby Corp. (The)*	33,520	3,761,950
Milacron Holdings Corp.*	9,800	192,864
Nordson Corp.	14,082	1,096,847
Oshkosh Corp. (b)	26,100	1,106,118
RBC Bearings, Inc.*	7,400	531,024
Tennant Co.	9,655	630,858
Toro Co. (The)	14,522	984,301
Valmont Industries, Inc.	7,500	891,525
Wabtec Corp.	43,606	4,109,429

		18,025,788

Media 1.1%
Gray Television, Inc.*	16,000	250,880
Live Nation Entertainment, Inc.*	38,600	1,061,114
Madison Square Garden Co. (The), Class A*	9,500	793,155
MDC Partners, Inc., Class A	45,650	899,305
Media General, Inc.*	56,851	939,179
Nexstar Broadcasting Group, Inc., Class A	22,700	1,271,200

		5,214,833

Metals & Mining 0.8%
AK Steel Holding Corp.* (b)	—	0
Compass Minerals International, Inc.	17,800	1,462,092
Globe Specialty Metals, Inc.	79,594	1,408,814
Horsehead Holding Corp.* (b)	92,900	1,088,788

		3,959,694

Multiline Retail 0.4%
Burlington Stores, Inc.*	33,310	1,705,472

Multi-Utilities 0.5%
Avista Corp.	68,747	2,107,096

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Multi-Utilities (continued)
NorthWestern Corp.	7,100	$346,125

		2,453,221

Oil, Gas & Consumable Fuels 2.9%
Bill Barrett Corp.* (b)	42,100	361,639
Callon Petroleum Co.*	110,989	923,428
Diamondback Energy, Inc.	18,720	1,411,114
Energen Corp.	19,598	1,338,543
EP Energy Corp., Class A* (b)	74,300	945,839
Gulfport Energy Corp.*	45,500	1,831,375
Matador Resources Co.*	19,150	478,750
Memorial Resource Development Corp.*	64,000	1,214,080
Midstates Petroleum Co., Inc.* (b)	132,200	122,946
PBF Energy, Inc., Class A	47,700	1,355,634
PDC Energy, Inc.* (b)	11,620	623,297
Ring Energy, Inc.* (b)	76,711	858,396
SM Energy Co. (b)	18,915	872,360
Stone Energy Corp.*	89,600	1,128,064
Synergy Resources Corp.*	25,200	288,036
Whiting Petroleum Corp.*	11,356	381,562

		14,135,063

Pharmaceuticals 1.0%
Akorn, Inc.* (b)	14,680	640,929
Depomed, Inc.* (b)	20,510	440,145
Medicines Co. (The)*	25,100	718,111
Pernix Therapeutics Holdings, Inc.*	203,500	1,204,720
Phibro Animal Health Corp., Class A	8,600	334,884
POZEN, Inc.* (b)	91,000	938,210
Tetraphase Pharmaceuticals, Inc.*	10,780	511,403

		4,788,402

Professional Services 1.5%
Exponent, Inc.	29,400	1,316,532
Heidrick & Struggles International, Inc.	58,000	1,512,640
Kforce, Inc.	52,700	1,205,249
On Assignment, Inc.*	35,100	1,378,728
Paylocity Holding Corp.*	40,380	1,447,623
TransUnion* (b)	9,700	243,470

		7,104,242

Real Estate Investment Trusts (REITs) 4.0%
AG Mortgage Investment Trust, Inc.	65,400	1,130,112
American Assets Trust, Inc.	29,972	1,175,202
CBL & Associates Properties, Inc.	62,900	1,018,980
Cherry Hill Mortgage Investment Corp.	64,824	1,051,445
Colony Capital, Inc., Class A	57,457	1,301,401
Education Realty Trust, Inc.	24,914	781,303
EPR Properties	20,400	1,117,512
Healthcare Trust of America, Inc., Class A	24,400	584,380
iStar Financial, Inc.*	127,300	1,695,636
MFA Financial, Inc.	144,217	1,065,764
One Liberty Properties, Inc.	34,770	739,906

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Real Estate Investment Trusts (REITs) (continued)
Piedmont Office Realty Trust, Inc., Class A	40,900	$719,431
RAIT Financial Trust	195,500	1,194,505
Rayonier, Inc.	62,700	1,601,985
Summit Hotel Properties, Inc.	182,412	2,373,179
Two Harbors Investment Corp.	122,200	1,190,228
ZAIS Financial Corp.	32,200	520,674

		19,261,643

Real Estate Management & Development 0.4%
Marcus & Millichap, Inc.*	17,370	801,452
RE/MAX Holdings, Inc., Class A	30,131	1,069,952

		1,871,404

Road & Rail 0.3%
Genesee & Wyoming, Inc., Class A*	3,800	289,484
Ryder System, Inc.	13,200	1,153,284

		1,442,768

Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc.*	53,800	1,478,962
Ambarella, Inc.* (b)	11,610	1,192,231
Cavium, Inc.* (b)	31,390	2,159,946
Cypress Semiconductor Corp.*	102,051	1,200,120
FormFactor, Inc.*	133,000	1,223,600
M/A-COM Technology Solutions Holdings, Inc.*	20,140	770,355
Mattson Technology, Inc.*	265,943	890,909
Microsemi Corp.*	18,300	639,585
Monolithic Power Systems, Inc.	47,360	2,401,625
Power Integrations, Inc.	25,600	1,156,608
Xcerra Corp.*	150,800	1,141,556

		14,255,497

Software 5.5%
Aspen Technology, Inc.*	8,800	400,840
BancTec, Inc.* (a)	36,134	0
Ellie Mae, Inc.* (b)	11,270	786,533
FactSet Research Systems, Inc.	4,100	666,291
Fair Isaac Corp.	9,100	826,098
Glu Mobile, Inc.* (b)	82,500	512,325
Guidewire Software, Inc.*	34,420	1,821,851
HubSpot, Inc.* (b)	27,370	1,357,005
Manhattan Associates, Inc.* (b)	49,320	2,941,938
Monotype Imaging Holdings, Inc.	30,900	744,999
NetScout Systems, Inc.*	26,800	982,756
Progress Software Corp.*	3,800	104,500
Proofpoint, Inc.*	40,060	2,550,620
Qualys, Inc.*	4,100	165,435
ServiceNow, Inc.*	21,080	1,566,455
Solera Holdings, Inc.	21,000	935,760
Tableau Software, Inc., Class A*	19,570	2,256,421
Tyler Technologies, Inc.*	33,040	4,274,714
Ultimate Software Group, Inc. (The)* (b)	14,960	2,458,526

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Software (continued)
Verint Systems, Inc.*	18,590	$1,129,250

		26,482,317

Specialty Retail 2.1%
Asbury Automotive Group, Inc.*	5,370	486,629
Ascena Retail Group, Inc.*	58,800	979,314
Express, Inc.*	69,300	1,255,023
Hibbett Sports, Inc.*	17,900	833,782
Lithia Motors, Inc., Class A	18,880	2,136,461
Michaels Cos., Inc. (The)*	43,380	1,167,356
Monro Muffler Brake, Inc.	4,400	273,504
Office Depot, Inc.*	134,900	1,168,234
Sally Beauty Holdings, Inc.*	31,700	1,001,086
Tractor Supply Co.	9,900	890,406

		10,191,795

Technology Hardware, Storage & Peripherals 0.8%
Electronics For Imaging, Inc.*	19,100	831,041
QLogic Corp.*	137,900	1,956,801
Quantum Corp.*	732,700	1,230,936

		4,018,778

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.	14,620	1,554,106
Columbia Sportswear Co.	10,120	611,855
G-III Apparel Group Ltd.*	33,730	2,372,906
Skechers U.S.A., Inc., Class A*	14,518	1,593,931
Steven Madden Ltd.* (b)	42,390	1,813,444

		7,946,242

Thrifts & Mortgage Finance 2.0%
BofI Holding, Inc.*	9,200	972,532
Meta Financial Group, Inc.	35,572	1,526,750
NMI Holdings, Inc., Class A*	118,300	948,766
Provident Financial Services, Inc.	96,800	1,838,232
Walker & Dunlop, Inc.* (b)	47,521	1,270,712
Washington Federal, Inc.	64,800	1,513,080
WSFS Financial Corp.	63,300	1,731,255

		9,801,327

Trading Companies & Distributors 0.8%
Applied Industrial Technologies, Inc.	13,400	531,310
Rush Enterprises, Inc., Class A* (b)	47,100	1,234,491
Stock Building Supply Holdings, Inc.*	64,832	1,267,466
Watsco, Inc.	6,900	853,806

		3,887,073

		430,252,277

VIRGIN ISLANDS, BRITISH 0.0%†
Real Estate Management & Development 0.0%†
Altisource Asset Management Corp.*	1,160	167,376

Total Common Stocks (cost $377,978,123)		466,728,899

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Company Fund (Continued)

Preferred Stocks 0.0%†

	Shares	Market Value

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Series M-1* (a)	19,276	$22,360
Mode Media Corp., Escrow ADR, Series M-1* (a)	2,754	1,432

		23,792

Total Preferred Stocks (cost $109,333)		23,792

Corporate Bonds 0.0%†

	Principal Amount

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Mode Media Corp., Subordinated Note, 9.00%, 12/02/14 (a)	$42,256	37,016
Mode Media Corp., Subordinated Note Escrow, 9.00%, 12/02/14 (a)	1,544	611

Total Corporate Bonds (cost $43,259)		37,627

Repurchase Agreements 3.7%
Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $10,000,078, collateralized by U.S. Government Treasury Securities, ranging from 0.00% — 2.63%, maturing 02/15/17 — 02/15/43; total market value $10,200,001. (c)(d)	10,000,000	10,000,000

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50% — 12.50%, maturing 09/20/15 — 06/15/45; total market value $1,020,001. (c)(d)	1,000,000	1,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $6,735,474, collateralized by U.S. Government Agency Securities, ranging from 0.29% — 4.00%, maturing 09/16/25 — 06/01/45; total market value $6,870,153. (c)(d)	$6,735,444	$6,735,444

Total Repurchase Agreements (cost $17,735,444)		17,735,444

Total Investments (cost $395,866,159) (e) — 100.6%		484,525,762
Liabilities in excess of other assets — (0.6)%		(2,873,910)

NET ASSETS — 100.0%		$481,651,852

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $46,423,651, which was collateralized by a repurchase agreements with a value of $17,735,444 and $29,941,489 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 7.50%, and maturity dates ranging from 07/02/15 — 02/15/45 a total value of $47,676,933.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $17,735,444.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RE	Reinsured

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi- Manager Small Company Fund
Assets:
Investments, at value *(cost $378,130,715)	$466,790,318
Repurchase agreements, at value (cost $17,735,444)	17,735,444

Total Investments, at value (total cost $395,866,159)	484,525,762

Cash	16,002,971
Interest and dividends receivable	485,296
Security lending income receivable	25,477
Receivable for investments sold	3,373,653
Receivable for capital shares issued	19,357
Reclaims receivable	8,516
Prepaid expenses	3,733

Total Assets	504,444,765

Liabilities:
Payable for investments purchased	3,765,259
Payable for capital shares redeemed	832,736
Payable upon return of securities loaned (Note 2)	17,735,444
Accrued expenses and other payables:
Investment advisory fees	340,762
Fund administration fees	16,692
Distribution fees	10,263
Administrative servicing fees	52,561
Accounting and transfer agent fees	248
Custodian fees	2,560
Compliance program costs (Note 3)	411
Professional fees	13,826
Printing fees	22,032
Other	119

Total Liabilities	22,792,913

Net Assets	$481,651,852

Represented by:
Capital	$318,529,831
Accumulated undistributed net investment income	1,635,296
Accumulated net realized gains from investments and foreign currency transactions	72,827,750
Net unrealized appreciation/(depreciation) from investments	88,659,603
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(628)

Net Assets	$481,651,852

*	Includes value of securities on loan of $46,423,651 (Note 2)

12

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi- Manager Small Company Fund
Net Assets:
Class I Shares	$291,004,942
Class II Shares	49,254,780
Class IV Shares	21,721,263
Class Y Shares	119,670,867

Total	$481,651,852

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,736,264
Class II Shares	2,058,853
Class IV Shares	876,474
Class Y Shares	4,814,978

Total	19,486,569

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$24.80
Class II Shares	$23.92
Class IV Shares	$24.78
Class Y Shares	$24.85

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi- Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$3,609,077
Income from securities lending (Note 2)	168,304
Interest income	18,835
Foreign tax withholding	(12,547)

Total Income	3,783,669

EXPENSES:
Investment advisory fees	2,111,262
Fund administration fees	100,722
Distribution fees Class II Shares	60,971
Administrative servicing fees Class I Shares	217,116
Administrative servicing fees Class II Shares	36,583
Administrative servicing fees Class IV Shares	15,992
Professional fees	20,034
Printing fees	14,587
Trustee fees	6,756
Custodian fees	8,581
Accounting and transfer agent fees	1,332
Compliance program costs (Note 3)	920
Other	6,938

Total expenses before fees waived	2,601,794

Investment advisory fees waived (Note 3)	(73,612)

Net Expenses	2,528,182

NET INVESTMENT INCOME	1,255,487

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	27,799,667
Net realized gains from foreign currency transactions (Note 2)	25

Net realized gains from investments and foreign currency transactions	27,799,692

Net change in unrealized appreciation/(depreciation) from investments	(2,151,647)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(298)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	(2,151,945)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	25,647,747

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,903,234

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$1,255,487	$1,226,935
Net realized gains from investments and foreign currency transactions	27,799,692	46,635,997
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(2,151,945)	(44,853,590)

Change in net assets resulting from operations	26,903,234	3,009,342

Distributions to Shareholders From:
Net investment income:
Class I	–	(505,025)
Class II	–	–
Class III (a)	–	(1,488)
Class IV	–	(36,606)
Class Y	–	(369,284)
Net realized gains:
Class I	–	(46,356,568)
Class II	–	(7,979,335)
Class III (a)	–	–
Class IV	–	(3,341,287)
Class Y	–	(17,326,558)

Change in net assets from shareholder distributions	–	(75,916,151)

Change in net assets from capital transactions	(30,023,981)	28,624,894

Change in net assets	(3,120,747)	(44,281,915)

Net Assets:
Beginning of period	484,772,599	529,054,514

End of period	$481,651,852	$484,772,599

Accumulated undistributed net investment income at end of period	$1,635,296	$379,809

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,146,139	$14,822,163
Proceeds from shares issued from class conversion	–	3,555,226
Dividends reinvested	–	46,861,593
Cost of shares redeemed	(24,147,126)	(56,473,651)

Total Class I Shares	(21,000,987)	8,765,331

Class II Shares
Proceeds from shares issued	1,094,338	3,084,234
Dividends reinvested	–	7,979,335
Cost of shares redeemed	(4,536,934)	(8,554,697)

Total Class II Shares	(3,442,596)	2,508,872

Class III Shares (a)
Proceeds from shares issued	–	530,401
Dividends reinvested	–	1,488
Cost of shares redeemed in class conversion	–	(3,555,226)
Cost of shares redeemed	–	(247,506)

Total Class III Shares	–	(3,270,843)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$328,560	$494,178
Dividends reinvested	–	3,377,893
Cost of shares redeemed	(1,302,944)	(2,767,050)

Total Class IV Shares	(974,384)	1,105,021

Class Y Shares
Proceeds from shares issued	2,013,486	8,732,601
Dividends reinvested	–	17,695,842
Cost of shares redeemed	(6,619,500)	(6,911,930)

Total Class Y Shares	(4,606,014)	19,516,513

Change in net assets from capital transactions	$(30,023,981)	$28,624,894

SHARE TRANSACTIONS:
Class I Shares
Issued	130,562	587,788
Issued in class conversion	–	134,765
Reinvested	–	2,043,791
Redeemed	(1,008,075)	(2,213,038)

Total Class I Shares	(877,513)	553,306

Class II Shares
Issued	46,892	127,002
Reinvested	–	360,567
Redeemed	(196,042)	(344,338)

Total Class II Shares	(149,150)	143,231

Class III Shares (a)
Issued	–	19,398
Reinvested	–	55
Redeemed in class conversion	–	(134,485)
Redeemed	–	(9,169)

Total Class III Shares	–	(124,201)

Class IV Shares
Issued	13,599	19,587
Reinvested	–	147,387
Redeemed	(54,448)	(108,515)

Total Class IV Shares	(40,849)	58,459

Class Y Shares
Issued	83,399	339,653
Reinvested	–	769,771
Redeemed	(267,958)	(264,218)

Total Class Y Shares	(184,559)	845,206

Total change in shares	(1,252,071)	1,476,001

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$23.45	0.06	1.29	1.35	–	–	–	–	$24.80	5.76%		$291,004,942	1.07%	0.51%		1.10%	29.24%
Year Ended December 31, 2014 (e)	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013 (e)	$19.57	0.01	7.99	8.00	(0.03)	–	(0.03)	–	$27.54	40.91%		$332,146,172	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012 (e)	$16.97	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.57	15.50%		$310,267,734	1.11%	0.50%		1.16%	69.03%
Year Ended December 31, 2011 (e)	$18.05	(0.01)	(0.98)	(0.99)	(0.09)	–	(0.09)	–	$16.97	(5.56%	)	$275,298,485	1.16%	(0.06%	)	1.17%	114.47%
Year Ended December 31, 2010 (e)	$14.45	0.08	3.57	3.65	(0.05)	–	(0.05)	–	$18.05	25.32%		$360,470,763	1.18%	0.50%		1.18%	68.84%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$22.66	0.03	1.23	1.26	–	–	–	–	$23.92	5.56%	(f)	$49,254,780	1.32%	0.27%		1.35%	29.24%
Year Ended December 31, 2014 (e)	$26.77	–	0.06	0.06	–	(4.17)	(4.17)	–	$22.66	0.60%	(f)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%
Year Ended December 31, 2013 (e)	$19.07	(0.04)	7.77	7.73	(0.03)	–	(0.03)	–	$26.77	40.55%		$55,277,965	1.33%	(0.20%	)	1.38%	57.65%
Year Ended December 31, 2012 (e)	$16.55	0.05	2.47	2.52	–	–	–	–	$19.07	15.23%		$46,480,380	1.36%	0.26%		1.41%	69.03%
Year Ended December 31, 2011 (e)	$17.64	(0.05)	(0.96)	(1.01)	(0.08)	–	(0.08)	–	$16.55	(5.80%	)	$44,853,662	1.41%	(0.30%	)	1.42%	114.47%
Year Ended December 31, 2010 (e)	$14.13	0.04	3.48	3.52	(0.01)	–	(0.01)	–	$17.64	24.98%		$53,716,945	1.43%	0.26%		1.43%	68.84%

Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$23.44	0.06	1.28	1.34	–	–	–	–	$24.78	5.72%		$21,721,263	1.07%	0.51%		1.10%	29.24%
Year Ended December 31, 2014 (e)	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	–	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013 (e)	$19.56	0.01	8.00	8.01	(0.04)	–	(0.04)	–	$27.53	40.95%		$23,642,766	1.08%	0.05%		1.13%	57.65%
Year Ended December 31, 2012 (e)	$16.96	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.56	15.51%		$19,519,832	1.11%	0.50%		1.16%	69.03%
Year Ended December 31, 2011 (e)	$18.05	(0.01)	(0.99)	(1.00)	(0.09)	–	(0.09)	–	$16.96	(5.56%	)	$19,488,197	1.16%	(0.06%	)	1.17%	114.47%
Year Ended December 31, 2010 (e)	$14.44	0.08	3.58	3.66	(0.05)	–	(0.05)	–	$18.05	25.34%		$23,631,715	1.18%	0.50%		1.18%	66.84%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$23.49	0.08	1.28	1.36	–	–	–	–	$24.85	5.79%		$119,670,867	0.92%	0.66%		0.95%	29.24%
Year Ended December 31, 2014 (e)	$27.58	0.10	0.06	0.16	(0.08)	(4.17)	(4.25)	–	$23.49	0.96%		$117,435,570	0.92%	0.40%		0.97%	55.31%
Year Ended December 31, 2013 (e)	$19.60	0.05	8.00	8.05	(0.07)	–	(0.07)	–	$27.58	41.11%	(f)	$114,559,894	0.93%	0.21%		0.98%	57.65%
Year Ended December 31, 2012 (e)	$16.99	0.13	2.54	2.67	(0.06)	–	(0.06)	–	$19.60	15.66%		$81,760,843	0.96%	0.69%		1.01%	69.03%
Year Ended December 31, 2011 (e)	$18.06	0.03	(1.00)	(0.97)	(0.10)	–	(0.10)	–	$16.99	(5.46%	)	$66,835,171	1.00%	0.15%		1.02%	114.47%
Year Ended December 31, 2010 (e)	$14.45	0.14	3.54	3.68	(0.07)	–	(0.07)	–	$18.06	25.57%		$45,725,653	1.03%	0.88%		1.03%	68.84%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,126,168	$—	$—	$3,126,168
Air Freight & Logistics	4,676,245	—	—	4,676,245
Airlines	1,562,854	—	—	1,562,854
Auto Components	4,792,876	—	—	4,792,876
Banks	51,831,279	—	—	51,831,279
Beverages	2,443,486	—	—	2,443,486
Biotechnology	9,870,310	—	—	9,870,310
Building Products	12,148,514	—	—	12,148,514
Capital Markets	12,910,974	—	—	12,910,974
Chemicals	12,487,001	—	—	12,487,001
Commercial Services & Supplies	12,119,356	—	—	12,119,356
Communications Equipment	1,575,704	—	—	1,575,704
Construction & Engineering	2,608,173	—	—	2,608,173
Construction Materials	3,149,833	—	—	3,149,833
Consumer Finance	3,239,793	—	—	3,239,793
Containers & Packaging	3,587,837	—	—	3,587,837
Distributors	1,698,356	—	—	1,698,356
Diversified Consumer Services	3,548,849	—	—	3,548,849
Diversified Financial Services	2,346,212	—	—	2,346,212
Diversified Telecommunication Services	1,296,234	—	—	1,296,234
Electric Utilities	4,521,806	—	—	4,521,806
Electrical Equipment	1,808,769	—	—	1,808,769
Electronic Equipment, Instruments & Components	14,557,507	—	—	14,557,507
Energy Equipment & Services	7,652,504	790,221	—	8,442,725
Food & Staples Retailing	2,648,560	214,098	—	2,862,658
Food Products	6,677,661	—	—	6,677,661
Gas Utilities	1,831,759	—	—	1,831,759
Health Care Equipment & Supplies	19,254,060	—	—	19,254,060
Health Care Providers & Services	14,907,558	—	—	14,907,558
Health Care Technology	1,934,148	—	—	1,934,148
Hotels, Restaurants & Leisure	16,856,583	—	—	16,856,583
Household Durables	3,482,499	—	—	3,482,499
Household Products	1,257,515	—	—	1,257,515
Independent Power and Renewable Electricity Producers	1,462,500	—	—	1,462,500
Industrial Conglomerates	351,180	—	—	351,180
Information Technology Services	5,156,522	—	—	5,156,522
Insurance	20,734,995	—	—	20,734,995
Internet & Catalog Retail	1,322,380	—	—	1,322,380
Internet Software & Services	9,414,854	3	—	9,414,857
Leisure Products	3,583,653	—	—	3,583,653
Life Sciences Tools & Services	5,067,709	—	—	5,067,709
Machinery	18,025,788	—	—	18,025,788

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Media	$5,214,833	$—	$—	$5,214,833
Metals & Mining	4,165,718	—	—	4,165,718
Multiline Retail	1,705,472	—	—	1,705,472
Multi-Utilities	2,453,221	—	—	2,453,221
Oil, Gas & Consumable Fuels	18,868,263	—	—	18,868,263
Paper & Forest Products	854,335	—	—	854,335
Pharmaceuticals	4,788,402	—	—	4,788,402
Professional Services	7,104,242	—	—	7,104,242
Real Estate Investment Trusts (REITs)	19,261,643	—	—	19,261,643
Real Estate Management & Development	2,038,780	—	—	2,038,780
Road & Rail	1,442,768	—	—	1,442,768
Semiconductors & Semiconductor Equipment	14,255,497	—	—	14,255,497
Software	29,677,878	2,570,594	—	32,248,472
Specialty Retail	10,262,497	—	—	10,262,497
Technology Hardware, Storage & Peripherals	5,178,384	—	—	5,178,384
Textiles, Apparel & Luxury Goods	7,946,242	—	—	7,946,242
Thrifts & Mortgage Finance	10,518,171	—	—	10,518,171
Trading Companies & Distributors	3,887,073	—	—	3,887,073
Total Common Stocks	$463,153,983	$3,574,916	$—	$466,728,899
Corporate Bonds	—	—	37,627	37,627
Preferred Stocks	—	—	23,792	23,792
Repurchase Agreements	—	17,735,444	—	17,735,444
Total	$463,153,983	$21,310,360	$61,419	$484,525,762

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/14	$—	$37,627	$36,129	$73,756
Accrued Accretion/(Amortization)	—	—	—	—
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	(12,337)	(12,337)
Purchases*	—	42,256	—	42,256
Sales	—	(42,256)	—	(42,256)
Transfers Into Level 3	—	—	—	—
Transfers Out of Level 3	—	—	—	—
Balance as of 06/30/15	$—	$37,627	$23,792	$61,419

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $17,735,444, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% - 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Societe Generale	6,735,444	—	6,735,444	(6,735,444)	—
Total	$17,735,444	$—	$17,735,444	$(17,735,444)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Morgan Stanley Investment Management, Inc.
Putnam Investment Management, LLC
Neuberger Berman Management, LLC
Oppenheimer Funds, Inc.

Effective May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.93%
$200 million and more	0.88%

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $73,612 for which NFA shall not be entitled to later seek recoupment.

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.88%, and after voluntary fee waivers was 0.85%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $100,722 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $920.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $269,691.

For the six months ended June 30, 2015, the effective rate for administrative services fees that NFS earned was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $958.

5.  Line of Credit and Earnings Credits

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $133,407,270 and sales of $151,448,754 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $38,160 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$397,099,309	$101,407,846	$(13,981,393)	$87,426,453

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

28

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

29

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

31

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

32

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

35

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

36

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

37

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

38

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

39

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

40

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

41

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund

SAR-MM-SCV 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads;. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation†

Common Stocks	97.1%
Repurchase Agreements	1.9%
Other assets in excess of liabilities††	1.0%
100.0%

Top Industries†††

Banks	15.6%
Real Estate Investment Trusts (REITs)	10.5%
Electronic Equipment, Instruments & Components	3.6%
Insurance	3.5%
Machinery	3.4%
Health Care Equipment & Supplies	3.3%
Specialty Retail	3.2%
Thrifts & Mortgage Finance	2.8%
Oil, Gas & Consumable Fuels	2.8%
Health Care Providers & Services	2.8%
Other Industries*	48.5%
100.0%

Top Holdings†††

Cypress Semiconductor Corp.	0.8%
Helen of Troy Ltd.	0.8%
BankUnited, Inc.	0.8%
WellCare Health Plans, Inc.	0.8%
FirstMerit Corp.	0.8%
Caleres, Inc.	0.7%
CNO Financial Group, Inc.	0.7%
Atwood Oceanics, Inc.	0.7%
SpartanNash Co.	0.7%
Investors Bancorp, Inc.	0.7%
Other Holdings*	92.5%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Please refer to the statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,008.80	5.23	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.26	1.05
Class II Shares	Actual	(a)	1,000.00	1,007.10	6.47	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.51	1.30
Class IV Shares	Actual	(a)	1,000.00	1,008.80	5.23	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.59	5.26	1.05
Class Y Shares	Actual	(a)	1,000.00	1,009.40	4.48	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.33	4.51	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 97.1%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	51,000	$1,625,370
Cubic Corp.	20,400	970,632
Curtiss-Wright Corp.	28,915	2,094,603
Engility Holdings, Inc.	5,400	135,864
Hexcel Corp.	57,300	2,850,102
Moog, Inc., Class A*	3,075	217,341
Triumph Group, Inc.	24,200	1,596,958

		9,490,870

Air Freight & Logistics 0.5%
Atlas Air Worldwide Holdings, Inc.*	42,000	2,308,320

Airlines 0.6%
Hawaiian Holdings, Inc.*	113,813	2,703,059
JetBlue Airways Corp.*	16,600	344,616

		3,047,675

Auto Components 1.4%
Cooper Tire & Rubber Co.	91,800	3,105,594
Dana Holding Corp. (a)	119,330	2,455,811
Metaldyne Performance Group, Inc.	25,400	461,010
Stoneridge, Inc.*	74,100	867,711

		6,890,126

Banks 15.5%
1st Source Corp.	3,400	116,008
Ameris Bancorp	17,000	429,930
Banc of California, Inc. (a)	148,700	2,044,625
Bank of Hawaii Corp.	49,515	3,301,660
Bank of Marin Bancorp	3,900	198,393
BankUnited, Inc.	111,000	3,988,230
Banner Corp.	8,600	412,198
BB&T Corp.	2,633	106,127
BBCN Bancorp, Inc. (a)	16,700	246,993
Berkshire Hills Bancorp, Inc.	6,800	193,664
BNC Bancorp	4,800	92,784
Boston Private Financial Holdings, Inc.	12,900	172,989
Cascade Bancorp*	28,900	149,702
Cathay General Bancorp (a)	16,600	538,670
Chemical Financial Corp.	6,855	226,626
Citizens & Northern Corp.	6,800	139,740
Columbia Banking System, Inc.	6,917	225,079
Community Trust Bancorp, Inc.	12,857	448,324
CommunityOne Bancorp*	6,200	66,774
ConnectOne Bancorp, Inc. (a)	8,280	178,268
Customers Bancorp, Inc.*	55,540	1,493,471
CVB Financial Corp. (a)	141,102	2,484,806
East West Bancorp, Inc.	13,322	597,092
Enterprise Financial Services Corp.	26,400	601,128
Fidelity Southern Corp.	49,884	869,977
Financial Institutions, Inc.	13,700	340,308
First Bancorp	5,200	86,736
First BanCorp, Puerto Rico*	144,000	694,080

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Busey Corp.	13,500	$88,695
First Business Financial Services, Inc. (a)	8,500	398,480
First Citizens BancShares, Inc., Class A (a)	1,400	368,256
First Commonwealth Financial Corp. (a)	107,300	1,029,007
First Community Bancshares, Inc.	20,100	366,222
First Financial Bancorp	106,505	1,910,700
First Financial Corp.	4,300	153,768
First Interstate BancSystem, Inc., Class A	44,600	1,237,204
First Merchants Corp.	30,600	755,820
First Midwest Bancorp, Inc. (a)	27,800	527,366
First NBC Bank Holding Co.* (a)	23,900	860,400
First Niagara Financial Group, Inc.	35,696	336,970
First of Long Island Corp. (The) (a)	4,000	110,880
FirstMerit Corp.	181,064	3,771,563
Flushing Financial Corp.	101,215	2,126,527
Franklin Financial Network, Inc.*	16,700	383,098
Fulton Financial Corp.	101,400	1,324,284
German American Bancorp, Inc. (a)	2,600	76,570
Great Southern Bancorp, Inc.	8,600	362,404
Green Bancorp, Inc.*	13,500	207,360
Hampton Roads Bankshares, Inc.* (a)	16,500	34,320
Hanmi Financial Corp.	126,990	3,154,432
Heartland Financial USA, Inc.	22,500	837,450
Heritage Financial Corp.	10,800	192,996
Hilltop Holdings, Inc.*	43,800	1,055,142
Horizon Bancorp (a)	10,300	257,088
IBERIABANK Corp. (a)	6,400	436,672
Independent Bank Corp. (a)	12,300	576,747
Investors Bancorp, Inc.	275,454	3,388,084
LegacyTexas Financial Group, Inc.	105,275	3,179,305
MainSource Financial Group, Inc.	20,100	441,195
MB Financial, Inc.	4,981	171,546
National Penn Bancshares, Inc.	31,745	358,084
NBT Bancorp, Inc. (a)	29,800	779,866
PacWest Bancorp	10,700	500,332
Park Sterling Corp. (a)	20,300	146,160
Peoples Financial Services Corp. (a)	17,800	705,058
Pinnacle Financial Partners, Inc. (a)	58,600	3,186,082
Preferred Bank, Los Angeles	35,600	1,069,780
PrivateBancorp, Inc. (a)	80,400	3,201,528
Republic Bancorp, Inc., Class A	6,655	171,034
Sierra Bancorp	10,800	186,948
Simmons First National Corp., Class A	4,700	219,396
South State Corp. (a)	5,674	431,167
Southwest Bancorp, Inc.	56,000	1,042,160
State Bank Financial Corp.	22,000	477,400
Stock Yards Bancorp, Inc. (a)	4,300	162,497
Stonegate Bank	12,300	364,941
Susquehanna Bancshares, Inc.	35,731	504,522
Texas Capital Bancshares, Inc.*	43,555	2,710,863
Tompkins Financial Corp.	3,900	209,508
TriCo Bancshares	67,300	1,618,565
TriState Capital Holdings, Inc.* (a)	21,800	281,874

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Triumph Bancorp, Inc.*	15,500	$203,825
Trustmark Corp. (a)	9,800	244,804
Umpqua Holdings Corp.	88,975	1,600,660
Union Bankshares Corp.	9,081	211,042
Webster Financial Corp.	14,100	557,655
WesBanco, Inc.	46,000	1,564,920
West Bancorporation, Inc.	14,600	289,664
Wilshire Bancorp, Inc.	146,700	1,852,821
Wintrust Financial Corp.	31,500	1,681,470
Yadkin Financial Corp.*	10,300	215,785

		77,315,344

Biotechnology 0.6%
Applied Genetic Technologies Corp.* (a)	2,300	35,282
Avalanche Biotechnologies, Inc.*	2,100	34,104
Cara Therapeutics, Inc.*	8,700	105,705
Celldex Therapeutics, Inc.*	13,800	348,036
Dicerna Pharmaceuticals, Inc.*	7,400	103,230
Ignyta, Inc.*	5,500	82,995
Immune Design Corp.* (a)	4,200	86,730
Kite Pharma, Inc.* (a)	8,500	518,245
Sage Therapeutics, Inc.* (a)	8,800	642,400
Ultragenyx Pharmaceutical, Inc.*	5,400	552,906
XOMA Corp.* (a)	62,800	243,664
Zafgen, Inc.* (a)	2,800	96,964

		2,850,261

Building Products 1.0%
Armstrong World Industries, Inc.*	54,090	2,881,915
Gibraltar Industries, Inc.* (a)	10,800	219,996
Simpson Manufacturing Co., Inc.	51,130	1,738,420

		4,840,331

Capital Markets 2.1%
Arlington Asset Investment Corp., Class A (a)	56,600	1,107,096
BGC Partners, Inc., Class A	78,000	682,500
Cowen Group, Inc., Class A* (a)	162,533	1,040,211
Diamond Hill Investment Group, Inc.	12,940	2,583,600
INTL. FCStone, Inc.*	4,500	149,580
Investment Technology Group, Inc.	24,600	610,080
Piper Jaffray Cos.*	27,700	1,208,828
Pzena Investment Management, Inc., Class A	38,536	425,823
Stifel Financial Corp.*	17,400	1,004,676
Virtu Financial, Inc., Class A*	7,700	180,796
Waddell & Reed Financial, Inc., Class A	32,450	1,535,210

		10,528,400

Chemicals 2.1%
A. Schulman, Inc.	25,200	1,101,744
Chemtura Corp.*	49,004	1,387,303

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Flotek Industries, Inc.*	105,035	$1,316,089
FutureFuel Corp.	25,900	333,333
Innophos Holdings, Inc.	33,505	1,763,703
Innospec, Inc.	2,900	130,616
Methanex Corp.	24,573	1,367,733
Minerals Technologies, Inc.	29,800	2,030,274
Trinseo SA* (a)	45,300	1,215,852

		10,646,647

Commercial Services & Supplies 1.8%
ABM Industries, Inc.	71,000	2,333,770
ACCO Brands Corp.*	283,900	2,205,903
ARC Document Solutions, Inc.*	34,300	261,023
Cenveo, Inc.* (a)	84,800	179,776
Essendant, Inc.	7,700	302,225
Kimball International, Inc., Class B	34,185	415,689
Quad/Graphics, Inc.	136,700	2,530,317
RR Donnelley & Sons Co.	16,697	291,029
Viad Corp.	27,700	750,947

		9,270,679

Communications Equipment 1.2%
Comtech Telecommunications Corp. (a)	18,700	543,235
Harmonic, Inc.*	393,560	2,688,015
Ubiquiti Networks, Inc.	81,810	2,610,966

		5,842,216

Construction & Engineering 1.0%
Argan, Inc.	29,400	1,185,702
Comfort Systems USA, Inc.	47,020	1,079,109
EMCOR Group, Inc.	43,800	2,092,326
Tutor Perini Corp.*	30,108	649,731

		5,006,868

Consumer Finance 0.5%
Cash America International, Inc. (a)	59,900	1,568,781
Enova International, Inc.*	55,122	1,029,679

		2,598,460

Containers & Packaging 1.0%
Graphic Packaging Holding Co.	129,700	1,806,721
Rock-Tenn Co., Class A	13,900	836,780
Silgan Holdings, Inc.	42,495	2,242,036

		4,885,537

Diversified Consumer Services 0.6%
K12, Inc.*	54,700	691,955
Service Corp. International	82,510	2,428,269

		3,120,224

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.3%
CBOE Holdings, Inc.	19,985	$1,143,542
GAIN Capital Holdings, Inc.	17,200	164,432

		1,307,974

Diversified Telecommunication Services 0.9%
IDT Corp., Class B	7,700	139,216
Inteliquent, Inc.	138,200	2,542,880
Lumos Networks Corp.	102,733	1,519,421
magicJack VocalTec Ltd.* (a)	10,407	77,324

		4,278,841

Electric Utilities 2.2%
Cleco Corp.	20,000	1,077,000
El Paso Electric Co.	21,300	738,258
Empire District Electric Co. (The)	15,400	335,720
Genie Energy Ltd., Class B*	22,500	235,575
Great Plains Energy, Inc.	84,730	2,047,077
IDACORP, Inc.	30,600	1,717,884
MGE Energy, Inc.	9,850	381,490
PNM Resources, Inc.	26,400	649,440
Spark Energy, Inc., Class A (a)	17,300	272,648
UIL Holdings Corp. (a)	25,933	1,188,250
Unitil Corp. (a)	8,100	267,462
Westar Energy, Inc.	65,805	2,251,847

		11,162,651

Electrical Equipment 0.8%
EnerSys	19,500	1,370,655
General Cable Corp. (a)	127,830	2,522,086

		3,892,741

Electronic Equipment, Instruments & Components 3.6%
Benchmark Electronics, Inc.*	75,675	1,648,201
Fabrinet*	63,100	1,181,863
GSI Group, Inc.*	20,900	314,127
Insight Enterprises, Inc.*	112,000	3,349,920
Kimball Electronics, Inc.*	76,650	1,118,323
Littelfuse, Inc.	6,014	570,668
National Instruments Corp.	52,930	1,559,318
OSI Systems, Inc.*	27,320	1,933,983
Sanmina Corp.*	164,911	3,324,606
Universal Display Corp.*	49,916	2,582,155
Vishay Intertechnology, Inc.	27,200	317,696

		17,900,860

Energy Equipment & Services 1.8%
Atwood Oceanics, Inc.	130,600	3,453,064
Basic Energy Services, Inc.* (a)	14,000	105,700
C&J Energy Services Ltd.* (a)	88,500	1,168,200
Dril-Quip, Inc.*	16,605	1,249,526
Forum Energy Technologies, Inc.*	20,600	417,768
Helix Energy Solutions Group, Inc.*	83,500	1,054,605

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (Continued)
Hornbeck Offshore Services, Inc.* (a)	41,300	$847,889
Mitcham Industries, Inc.* (a)	4,824	20,213
Parker Drilling Co.*	117,800	391,096
Superior Energy Services, Inc.	17,426	366,643
Tesco Corp.	9,100	99,190

		9,173,894

Food & Staples Retailing 1.5%
Andersons, Inc. (The)	13,250	516,750
Rite Aid Corp.*	192,800	1,609,880
SpartanNash Co.	104,315	3,394,410
SUPERVALU, Inc.*	229,100	1,853,419
Village Super Market, Inc., Class A	6,100	193,309

		7,567,768

Food Products 0.8%
B&G Foods, Inc.	76,505	2,182,688
John B. Sanfilippo & Son, Inc.	14,600	757,740
Pinnacle Foods, Inc.	24,100	1,097,514

		4,037,942

Gas Utilities 1.4%
Laclede Group, Inc. (The) (a)	9,400	489,364
New Jersey Resources Corp.	107,600	2,964,380
Northwest Natural Gas Co.	18,700	788,766
Southwest Gas Corp. (a)	26,300	1,399,423
WGL Holdings, Inc.	28,000	1,520,120

		7,162,053

Health Care Equipment & Supplies 3.2%
Cynosure, Inc., Class A*	32,400	1,249,992
Greatbatch, Inc.*	38,200	2,059,744
ICU Medical, Inc.* (a)	12,100	1,157,486
Integra LifeSciences Holdings Corp.*	46,447	3,129,134
NuVasive, Inc.* (a)	28,400	1,345,592
Sientra, Inc.*	4,700	118,581
Sirona Dental Systems, Inc.*	19,925	2,000,869
Teleflex, Inc.	18,265	2,473,994
Tornier NV*	24,218	605,208
Wright Medical Group, Inc.*	75,000	1,969,500

		16,110,100

Health Care Providers & Services 2.7%
Air Methods Corp.*	49,060	2,028,140
Alliance HealthCare Services, Inc.*	2,900	54,201
Cross Country Healthcare, Inc.* (a)	151,300	1,918,484
Kindred Healthcare, Inc.	28,300	574,207
Molina Healthcare, Inc.* (a)	34,200	2,404,260
Owens & Minor, Inc.	5,100	173,400
U.S. Physical Therapy, Inc.	48,759	2,670,043
WellCare Health Plans, Inc.*	46,415	3,937,385

		13,760,120

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 1.5%
Bojangles’, Inc.*	3,300	$78,738
Brinker International, Inc.	58,410	3,367,337
Dave & Buster’s Entertainment, Inc.*	6,400	230,976
Fogo De Chao, Inc.*	5,500	127,380
Isle of Capri Casinos, Inc.*	52,800	958,320
Monarch Casino & Resort, Inc.*	86,322	1,774,780
Ruth’s Hospitality Group, Inc.	43,500	701,220
Speedway Motorsports, Inc.	5,000	113,250

		7,352,001

Household Durables 1.8%
Helen of Troy Ltd.*	42,500	4,143,325
Lifetime Brands, Inc.	23,100	341,187
M/I Homes, Inc.*	86,195	2,126,431
Ryland Group, Inc. (The) (a)	21,600	1,001,592
Skullcandy, Inc.*	155,106	1,189,663

		8,802,198

Household Products 0.2%
Central Garden & Pet Co., Class A * (a)	93,700	1,069,117

Independent Power and Renewable Electricity Producers 0.6%
Atlantic Power Corp.	109,750	338,030
Dynegy, Inc.*	79,500	2,325,375
Ormat Technologies, Inc.	6,100	229,848

		2,893,253

Information Technology Services 1.8%
EVERTEC, Inc.	103,560	2,199,615
Forrester Research, Inc.	42,209	1,520,368
Global Cash Access Holdings, Inc.*	161,300	1,248,462
Sykes Enterprises, Inc.*	78,000	1,891,500
Unisys Corp.* (a)	107,100	2,140,929

		9,000,874

Insurance 3.5%
American Equity Investment Life Holding Co.	124,900	3,369,802
AMERISAFE, Inc.	28,500	1,341,210
AmTrust Financial Services, Inc. (a)	17,856	1,169,746
Aspen Insurance Holdings Ltd.	18,300	876,570
Assured Guaranty Ltd.	29,000	695,710
CNO Financial Group, Inc. (a)	192,100	3,525,035
eHealth, Inc.*	56,920	722,315
Fidelity & Guaranty Life	20,800	491,504
First American Financial Corp.	12,300	457,683
Horace Mann Educators Corp.	2,600	94,588
Maiden Holdings Ltd. (a)	139,000	2,193,420
Selective Insurance Group, Inc.	23,000	645,150
Stewart Information Services Corp.	10,300	409,940
Symetra Financial Corp.	51,000	1,232,670
United Fire Group, Inc. (a)	9,800	321,048

		17,546,391

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 0.7%
Blucora, Inc.*	49,400	$797,810
Monster Worldwide, Inc.*	247,573	1,619,127
Q2 Holdings, Inc.*	35,800	1,011,350

		3,428,287

Life Sciences Tools & Services 0.4%
Bio-Rad Laboratories, Inc., Class A*	12,330	1,857,021

Machinery 3.3%
Global Brass & Copper Holdings, Inc.	115,100	1,957,851
Hurco Cos., Inc.	3,300	114,246
Hyster-Yale Materials Handling, Inc.	10,300	713,584
John Bean Technologies Corp.	61,845	2,324,754
Kadant, Inc.	30,200	1,425,440
LB Foster Co., Class A	16,600	574,526
Meritor, Inc.*	159,800	2,096,576
Mueller Industries, Inc.	86,420	3,000,502
Mueller Water Products, Inc., Class A	185,755	1,690,370
Woodward, Inc.	51,030	2,806,140

		16,703,989

Marine 0.6%
Matson, Inc.	73,100	3,073,124

Media 1.8%
E.W. Scripps Co. (The), Class A (a)	117,640	2,688,074
Entercom Communications Corp., Class A*	16,200	185,004
Journal Media Group, Inc.	35,979	298,266
Live Nation Entertainment, Inc.*	14,500	398,605
Martha Stewart Living Omnimedia, Inc., Class A*	240,200	1,498,848
Morningstar, Inc.	34,105	2,713,053
Sinclair Broadcast Group, Inc., Class A	43,300	1,208,503

		8,990,353

Metals & Mining 0.5%
Commercial Metals Co.	108,400	1,743,072
Globe Specialty Metals, Inc.	15,000	265,500
Schnitzer Steel Industries, Inc., Class A	3,700	64,639
Worthington Industries, Inc.	17,800	535,068

		2,608,279

Multi-Utilities 0.6%
NorthWestern Corp. (a)	21,600	1,053,000
Vectren Corp.	53,315	2,051,561

		3,104,561

Oil, Gas & Consumable Fuels 2.8%
Bill Barrett Corp.* (a)	45,300	389,127
Bonanza Creek Energy, Inc.*	38,000	693,500
Callon Petroleum Co.*	281,996	2,346,207
Delek US Holdings, Inc.	45,500	1,675,310
Energy XXI Ltd. (a)	30,132	79,247

8

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Gastar Exploration, Inc.*	51,700	$159,753
Green Plains, Inc.	72,600	2,000,130
Infinity Bio-Energy Ltd.* (b)	155,500	0
Oasis Petroleum, Inc.*	24,900	394,665
Pacific Ethanol, Inc.* (a)	104,700	1,080,504
Panhandle Oil and Gas, Inc., Class A (a)	5,700	117,933
Renewable Energy Group, Inc.*	112,878	1,304,870
REX American Resources Corp.* (a)	8,500	540,940
Rex Energy Corp.*	272,454	1,523,018
SandRidge Energy, Inc.*	163,300	143,214
Stone Energy Corp.* (a)	47,800	601,802
VAALCO Energy, Inc.*	78,784	168,598
Warren Resources, Inc.* (a)	318,010	146,284
Western Refining, Inc.	3,400	148,308
World Fuel Services Corp.	6,900	330,855

		13,844,265

Paper & Forest Products 0.6%
Domtar Corp. (a)	8,100	335,340
KapStone Paper and Packaging Corp.	94,875	2,193,510
P.H. Glatfelter Co.	9,000	197,910
Schweitzer-Mauduit International, Inc.	3,900	155,532

		2,882,292

Personal Products 0.1%
Revlon, Inc., Class A*	8,100	297,351

Pharmaceuticals 0.4%
Amphastar Pharmaceuticals, Inc.*	18,200	319,956
Impax Laboratories, Inc.* (a)	10,700	491,344
Lannett Co., Inc.* (a)	6,700	398,248
Medicines Co. (The)*	16,900	483,509
Revance Therapeutics, Inc.* (a)	5,300	169,494
ZS Pharma, Inc.* (a)	1,900	99,541

		1,962,092

Professional Services 1.5%
CRA International, Inc.*	13,400	373,458
Heidrick & Struggles International, Inc.	17,000	443,360
Kelly Services, Inc., Class A	64,300	987,005
Korn/Ferry International	77,800	2,705,106
Resources Connection, Inc.	44,700	719,223
RPX Corp.*	41,700	704,730
TrueBlue, Inc.*	21,000	627,900
VSE Corp.	16,600	888,266

		7,449,048

Real Estate Investment Trusts (REITs) 10.4%
Acadia Realty Trust	7,200	209,592
Agree Realty Corp.	5,400	157,518
American Assets Trust, Inc.	8,300	325,443
American Campus Communities, Inc.	26,300	991,247
Anworth Mortgage Asset Corp.	284,900	1,404,557

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Armada Hoffler Properties, Inc.	13,300	$132,867
Ashford Hospitality Prime, Inc.	40,220	604,104
Ashford Hospitality Trust, Inc.	212,500	1,797,750
Blackstone Mortgage Trust, Inc., Class A	67,100	1,866,722
Bluerock Residential Growth REIT, Inc.	20,300	256,998
Capstead Mortgage Corp.	203,600	2,259,960
Cedar Realty Trust, Inc.	96,700	618,880
Chambers Street Properties	161,300	1,282,335
Chatham Lodging Trust	17,900	473,813
Chesapeake Lodging Trust	29,400	896,112
CoreSite Realty Corp.	38,300	1,740,352
Cousins Properties, Inc.	198,100	2,056,278
CubeSmart	67,255	1,557,626
CyrusOne, Inc.	33,700	992,465
DCT Industrial Trust, Inc.	55,300	1,738,632
DiamondRock Hospitality Co.	229,500	2,939,895
EastGroup Properties, Inc.	3,200	179,936
Education Realty Trust, Inc.	18,633	584,331
EPR Properties	8,900	487,542
Extra Space Storage, Inc.	10,500	684,810
FelCor Lodging Trust, Inc.	61,400	606,632
First Industrial Realty Trust, Inc.	128,400	2,404,932
Franklin Street Properties Corp.	7,400	83,694
GEO Group, Inc. (The)	31,900	1,089,704
Getty Realty Corp.	8,600	140,696
Government Properties Income Trust	6,800	126,140
Hersha Hospitality Trust	89,800	2,302,472
Home Properties, Inc.	3,400	248,370
Hudson Pacific Properties, Inc.	14,500	411,365
Kite Realty Group Trust	47,450	1,161,102
LaSalle Hotel Properties	6,800	241,128
LTC Properties, Inc.	20,500	852,800
NorthStar Realty Finance Corp.	82,525	1,312,147
Parkway Properties, Inc.	62,900	1,096,976
PennyMac Mortgage Investment Trust	62,900	1,096,347
Potlatch Corp.	51,000	1,801,320
QTS Realty Trust, Inc., Class A	10,600	386,370
RAIT Financial Trust	95,000	580,450
Ramco-Gershenson Properties Trust	18,800	306,816
Redwood Trust, Inc.	109,700	1,722,290
Retail Opportunity Investments Corp.	116,600	1,821,292
Rouse Properties, Inc.	20,600	336,810
Silver Bay Realty Trust Corp.	32,500	529,425
Summit Hotel Properties, Inc.	201,000	2,615,010
Sun Communities, Inc.	8,900	550,287
Sunstone Hotel Investors, Inc.	116,456	1,748,005

		51,812,345

Real Estate Management & Development 0.2%
Alexander & Baldwin, Inc.	23,400	921,960
RE/MAX Holdings, Inc., Class A	600	21,306

		943,266

9

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 1.2%
AMERCO	7,200	$2,353,752
ArcBest Corp. (a)	15,800	502,440
Genesee & Wyoming, Inc., Class A*	12,441	947,755
Universal Truckload Services, Inc. (a)	5,200	114,192
Werner Enterprises, Inc.	87,555	2,298,319

		6,216,458

Semiconductors & Semiconductor Equipment 2.3%
Alpha & Omega Semiconductor Ltd.*	57,953	506,509
Amkor Technology, Inc.*	146,300	874,874
CEVA, Inc.*	37,320	725,128
Cypress Semiconductor Corp.*	353,408	4,156,078
Fairchild Semiconductor International, Inc.*	60,400	1,049,752
First Solar, Inc.*	27,700	1,301,346
IXYS Corp.	31,900	488,070
MKS Instruments, Inc.	23,900	906,766
Pericom Semiconductor Corp. (a)	19,300	253,795
Ultra Clean Holdings, Inc.*	183,300	1,141,959
Xcerra Corp.*	46,600	352,762

		11,757,039

Software 1.5%
A10 Networks, Inc.*	106,800	687,792
CommVault Systems, Inc.*	53,795	2,281,446
EnerNOC, Inc.*	45,902	445,249
Globant SA*	9,000	273,870
Imperva, Inc.*	21,700	1,469,090
Progress Software Corp.*	13,800	379,500
Take-Two Interactive Software, Inc.* (a)	37,000	1,020,090
Varonis Systems, Inc.* (a)	48,900	1,080,201

		7,637,238

Specialty Retail 3.2%
Barnes & Noble, Inc.*	17,500	454,300
Big 5 Sporting Goods Corp.	106,235	1,509,599
Caleres, Inc.	112,185	3,565,239
Cato Corp. (The), Class A	8,600	333,336
Children’s Place, Inc. (The)	37,300	2,439,793
Citi Trends, Inc.*	22,600	546,920
Hibbett Sports, Inc.*	43,900	2,044,862
Office Depot, Inc.*	345,400	2,991,164
Party City Holdco, Inc.* (a)	8,700	176,349
Pier 1 Imports, Inc.	118,850	1,501,076
Tilly’s, Inc., Class A*	54,200	524,114

		16,086,752

Textiles, Apparel & Luxury Goods 1.2%
Iconix Brand Group, Inc.*	42,610	1,063,972
Movado Group, Inc.	57,630	1,565,231
Steven Madden Ltd.*	61,220	2,618,992
Vince Holding Corp.*	61,325	734,673

		5,982,868

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance 2.8%
BankFinancial Corp.	4,900	$57,722
Brookline Bancorp, Inc.	197,835	2,233,557
Capitol Federal Financial, Inc.	125,805	1,514,692
Charter Financial Corp.	24,900	309,009
First Defiance Financial Corp.	9,400	352,782
Flagstar Bancorp, Inc.* (a)	145,400	2,686,992
HomeStreet, Inc.*	89,300	2,037,826
Meta Financial Group, Inc.	8,000	343,360
PennyMac Financial Services, Inc., Class A*	66,422	1,203,567
Provident Financial Services, Inc.	15,900	301,941
TrustCo Bank Corp.	288,785	2,030,158
United Community Financial Corp.	24,200	129,470
WSFS Financial Corp.	24,400	667,340

		13,868,416

Trading Companies & Distributors 0.1%
Univar, Inc.*	27,200	708,016

Water Utilities 0. 3%
American States Water Co.	18,300	684,237
Artesian Resources Corp., Class A (a)	3,900	82,251
California Water Service Group	14,500	331,325
Consolidated Water Co., Ltd.	16,000	201,600

		1,299,413

Wireless Telecommunication Services 0.2%
RingCentral, Inc., Class A* (a)	66,000	1,220,340

Total Common Stocks (cost $394,950,189)		485,393,549

Repurchase Agreements 1.9%

	Principal Amount	Market Value

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $5,000,039, collateralized by U.S. Government Treasury Securities ranging from 0.00%-2.63%, maturing 02/15/17-02/15/43; total market value $5,100,001. (c)(d)	$5,000,000	5,000,000
Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities ranging from 2.50%-12.50%, maturing 09/20/15-06/15/45; total market value $1,020,001. (c)(d)	1,000,000	1,000,000

10

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $3,716,606, collateralized by U.S. Government Agency Securities ranging from 0.29%-4.00%, maturing 09/16/25-06/01/45; total market value $3,790,922. (c)(d)	$3,716,590	$3,716,590

Total Repurchase Agreements (cost $9,716,590)		9,716,590

Total Investments (cost $404,666,779) (e) — 99.0%		495,110,139

Other assets in excess of liabilities — 1.0%		5,056,457

NET ASSETS — 100.0%		$500,166,596

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $37,191,543, which was collateralized by repurchase agreements with a value of $9,716,590 and $28,590,781 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00%-7.50%, and maturity dates ranging from 07/02/15-02/15/45 a total value of $38,307,371.
(b)	Fair valued security.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $9,716,590.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
70	Russell 2000 Mini Future	09/18/15	$8,752,800	$(158,700)

At June 30, 2015, the fund had $390,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Multi- Manager Small Cap Value Fund
Assets:
Investments, at value* (cost $394,950,189)	$485,393,549
Repurchase agreements, at value (cost $9,716,590)	9,716,590

Total Investments, at value (total cost $404,666,779)	495,110,139

Cash	14,627,777
Deposits with broker for futures contracts	390,000
Dividends receivable	791,415
Security lending income receivable	12,087
Receivable for investments sold	16,660,510
Receivable for capital shares issued	77,056
Receivable for variation margin on futures contracts	31,486
Prepaid expenses	4,040

Total Assets	527,704,510

Liabilities:
Payable for investments purchased	17,201,181
Payable for capital shares redeemed	168,515
Payable upon return of securities loaned (Note 2)	9,716,590
Accrued expenses and other payables:
Investment advisory fees	350,786
Fund administration fees	16,043
Distribution fees	8,181
Administrative servicing fees	43,494
Accounting and transfer agent fees	329
Custodian fees	3,478
Compliance program costs (Note 3)	442
Professional fees	15,040
Printing fees	13,766
Other	69

Total Liabilities	27,537,914

Net Assets	$500,166,596

Represented by:
Capital	$322,360,600
Accumulated undistributed net investment income	3,100,315
Accumulated net realized gains from investments and futures transactions	84,421,021
Net unrealized appreciation/(depreciation) from investments	90,443,360
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(158,700)

Net Assets	$500,166,596

*	Includes value of securities on loan of $37,191,543 (Note 2)

12

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Multi- Manager Small Cap Value Fund
Net Assets:
Class I Shares	$184,138,644
Class II Shares	39,474,108
Class IV Shares	23,983,894
Class Y Shares	252,569,950

Total	$500,166,596

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,506,392
Class II Shares	2,513,694
Class IV Shares	1,499,010
Class Y Shares	15,747,134

Total	31,266,230

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.00
Class II Shares	$15.70
Class IV Shares	$16.00
Class Y Shares	$16.04

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Multi- Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$4,969,661
Income from securities lending (Note 2)	78,933
Interest income	8,465
Foreign tax withholding	(3,012)

Total Income	5,054,047

EXPENSES:
Investment advisory fees	2,297,007
Fund administration fees	101,414
Distribution fees Class II Shares	49,302
Administrative servicing fees Class I Shares	140,356
Administrative servicing fees Class II Shares	29,581
Administrative servicing fees Class IV Shares	18,138
Professional fees	21,592
Printing fees	14,372
Trustee fees	7,477
Custodian fees	10,038
Accounting and transfer agent fees	1,370
Compliance program costs (Note 3)	1,045
Other	6,671

Total expenses before fees waived	2,698,363

Investment advisory fees waived (Note 3)	(58,593)

Net Expenses	2,639,770

NET INVESTMENT INCOME	2,414,277

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	35,239,913
Net realized gains from futures transactions (Note 2)	278,233

Net realized gains from investments and futures transactions	35,518,146

Net change in unrealized appreciation/(depreciation) from investments	(31,900,164)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(143,821)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(32,043,985)

Net realized/unrealized gains from investments and futures transactions	3,474,161

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,888,438

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$2,414,277	$3,050,290
Net realized gains from investments and futures transactions	35,518,146	51,304,738
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(32,043,985)	(17,140,669)

Change in net assets resulting from operations	5,888,438	37,214,359

Distributions to Shareholders From:
Net investment income:
Class I	–	(1,016,330)
Class II	–	(109,299)
Class III (a)	–	(8,106)
Class IV	–	(131,855)
Class Y	–	(1,947,106)
Net realized gains:
Class I	–	(18,205,003)
Class II	–	(3,499,695)
Class IV	–	(2,353,027)
Class Y	–	(26,961,054)

Change in net assets from shareholder distributions	–	(54,231,475)

Change in net assets from capital transactions	(71,656,957)	21,631,843

Change in net assets	(65,768,519)	4,614,727

Net Assets:
Beginning of period	565,935,115	561,320,388

End of period	$500,166,596	$565,935,115

Accumulated undistributed net investment income at end of period	$3,100,315	$686,038

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,830,427	$7,800,468
Proceeds from shares issued from class conversion	–	3,233,688
Dividends reinvested	–	19,221,333
Cost of shares redeemed	(16,687,277)	(38,679,565)

Total Class I Shares	(13,856,850)	(8,424,076)

Class II Shares
Proceeds from shares issued	3,674,658	5,364,779
Dividends reinvested	–	3,608,994
Cost of shares redeemed	(3,956,020)	(7,387,593)

Total Class II Shares	(281,362)	1,586,180

Class III Shares (a)
Proceeds from shares issued	–	761,106
Dividends reinvested	–	8,106
Cost of shares redeemed in class conversion	–	(3,233,688)
Cost of shares redeemed	–	(249,189)

Total Class III Shares	–	(2,713,665)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

15

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$233,661	$736,093
Dividends reinvested	–	2,484,882
Cost of shares redeemed	(1,660,786)	(4,351,223)

Total Class IV Shares	(1,427,125)	(1,130,248)

Class Y Shares
Proceeds from shares issued	4,943,751	23,619,399
Dividends reinvested	–	28,908,160
Cost of shares redeemed	(61,035,371)	(20,213,907)

Total Class Y Shares	(56,091,620)	32,313,652

Change in net assets from capital transactions	$(71,656,957)	$21,631,843

SHARE TRANSACTIONS:
Class I Shares
Issued	178,040	489,092
Issued in class conversion	–	199,796
Reinvested	–	1,261,085
Redeemed	(1,045,780)	(2,399,567)

Total Class I Shares	(867,740)	(449,594)

Class II Shares
Issued	235,863	344,661
Reinvested	–	241,235
Redeemed	(250,678)	(472,702)

Total Class II Shares	(14,815)	113,194

Class III Shares (a)
Issued	–	46,315
Reinvested	–	495
Redeemed in class conversion	–	(199,594)
Redeemed	–	(15,014)

Total Class III Shares	–	(167,798)

Class IV Shares
Issued	14,591	45,870
Reinvested	–	163,029
Redeemed	(105,160)	(270,218)

Total Class IV Shares	(90,569)	(61,319)

Class Y Shares
Issued	311,212	1,469,406
Reinvested	–	1,891,090
Redeemed	(3,763,133)	(1,256,860)

Total Class Y Shares	(3,451,921)	2,103,636

Total change in shares	(4,425,045)	1,538,119

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$15.86	0.07	0.07	0.14	–	–	–	–	$16.00	0.88%		$184,138,644	1.05%	0.84%	1.07%	21.66%
Year Ended December 31, 2014 (e)	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013 (e)	$11.81	0.10	4.65	4.75	(0.12)	–	(0.12)	–	$16.44	40.28%	(f)	$210,852,823	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012 (e)	$9.88	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.81	20.44%		$169,293,150	1.06%	1.07%	1.10%	33.12%
Year Ended December 31, 2011 (e)	$10.45	0.04	(0.57)	(0.53)	(0.04)	–	(0.04)	–	$9.88	(5.07%	)	$166,500,971	1.10%	0.40%	1.11%	77.92%
Year Ended December 31, 2010 (e)	$8.30	0.07	2.13	2.20	(0.05)	–	(0.05)	–	$10.45	26.60%		$220,041,173	1.12%	0.76%	1.12%	45.72%

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$15.59	0.05	0.06	0.11	–	–	–	–	$15.70	0.71%		$39,474,108	1.30%	0.61%	1.32%	21.66%
Year Ended December 31, 2014 (e)	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	–	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%
Year Ended December 31, 2013 (e)	$11.63	0.07	4.58	4.65	(0.09)	–	(0.09)	–	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%
Year Ended December 31, 2012 (e)	$9.72	0.09	1.88	1.97	(0.06)	–	(0.06)	–	$11.63	20.30%		$25,451,386	1.31%	0.82%	1.35%	33.12%
Year Ended December 31, 2011 (e)	$10.31	0.02	(0.58)	(0.56)	(0.03)	–	(0.03)	–	$9.72	(5.45%	)	$24,188,053	1.35%	0.17%	1.36%	77.92%
Year Ended December 31, 2010 (e)	$8.18	0.04	2.12	2.16	(0.03)	–	(0.03)	–	$10.31	26.47%		$28,320,389	1.37%	0.50%	1.37%	45.72%

Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$15.86	0.07	0.07	0.14	–	–	–	–	$16.00	0.88%		$23,983,894	1.05%	0.84%	1.07%	21.66%
Year Ended December 31, 2014 (e)	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	–	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013 (e)	$11.80	0.10	4.66	4.76	(0.12)	–	(0.12)	–	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012 (e)	$9.87	0.12	1.91	2.03	(0.10)	–	(0.10)	–	$11.80	20.58%		$21,696,842	1.06%	1.08%	1.10%	33.12%
Year Ended December 31, 2011 (e)	$10.45	0.04	(0.58)	(0.54)	(0.04)	–	(0.04)	–	$9.87	(5.17%	)	$20,454,978	1.10%	0.42%	1.11%	77.92%
Year Ended December 31, 2010 (e)	$8.30	0.07	2.13	2.20	(0.05)	–	(0.05)	–	$10.45	26.61%		$24,035,927	1.12%	0.77%	1.12%	45.72%

Class Y Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$15.89	0.08	0.07	0.15	–	–	–	–	$16.04	0.94%		$252,569,950	0.90%	0.99%	0.92%	21.66%
Year Ended December 31, 2014 (e)	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	–	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%
Year Ended December 31, 2013 (e)	$11.82	0.13	4.65	4.78	(0.14)	–	(0.14)	–	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%
Year Ended December 31, 2012 (e)	$9.90	0.14	1.90	2.04	(0.12)	–	(0.12)	–	$11.82	20.68%		$207,560,388	0.91%	1.26%	0.95%	33.12%
Year Ended December 31, 2011 (e)	$10.47	0.07	(0.59)	(0.52)	(0.05)	–	(0.05)	–	$9.90	(4.99%	)	$148,283,331	0.95%	0.71%	0.96%	77.92%
Year Ended December 31, 2010 (e)	$8.31	0.11	2.12	2.23	(0.07)	–	(0.07)	–	$10.47	26.87%		$79,659,279	0.97%	1.22%	0.97%	45.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as fund of funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,490,870	$—	$—	$9,490,870
Air Freight & Logistics	2,308,320	—	—	2,308,320
Airlines	3,047,675	—	—	3,047,675
Auto Components	6,890,126	—	—	6,890,126
Banks	77,315,344	—	—	77,315,344
Biotechnology	2,850,261	—	—	2,850,261
Building Products	4,840,331	—	—	4,840,331
Capital Markets	10,528,400	—	—	10,528,400
Chemicals	10,646,647	—	—	10,646,647
Commercial Services & Supplies	9,270,679	—	—	9,270,679
Communications Equipment	5,842,216	—	—	5,842,216
Construction & Engineering	5,006,868	—	—	5,006,868
Consumer Finance	2,598,460	—	—	2,598,460
Containers & Packaging	4,885,537	—	—	4,885,537
Diversified Consumer Services	3,120,224	—	—	3,120,224
Diversified Financial Services	1,307,974	—	—	1,307,974
Diversified Telecommunication Services	4,278,841	—	—	4,278,841
Electric Utilities	11,162,651	—	—	11,162,651
Electrical Equipment	3,892,741	—	—	3,892,741
Electronic Equipment, Instruments & Components	17,900,860	—	—	17,900,860
Energy Equipment & Services	9,173,894	—	—	9,173,894
Food & Staples Retailing	7,567,768	—	—	7,567,768
Food Products	4,037,942	—	—	4,037,942
Gas Utilities	7,162,053	—	—	7,162,053
Health Care Equipment & Supplies	16,110,100	—	—	16,110,100
Health Care Providers & Services	13,760,120	—	—	13,760,120
Hotels, Restaurants & Leisure	7,352,001	—	—	7,352,001
Household Durables	8,802,198	—	—	8,802,198
Household Products	1,069,117	—	—	1,069,117
Independent Power and Renewable Electricity Producers	2,893,253	—	—	2,893,253
Information Technology Services	9,000,874	—	—	9,000,874
Insurance	17,546,391	—	—	17,546,391
Internet Software & Services	3,428,287	—	—	3,428,287
Life Sciences Tools & Services	1,857,021	—	—	1,857,021
Machinery	16,703,989	—	—	16,703,989
Marine	3,073,124	—	—	3,073,124
Media	8,990,353	—	—	8,990,353
Metals & Mining	2,608,279	—	—	2,608,279
Multi-Utilities	3,104,561	—	—	3,104,561
Oil, Gas & Consumable Fuels	13,844,265	—	—	13,844,265
Paper & Forest Products	2,882,292	—	—	2,882,292
Personal Products	297,351	—	—	297,351
Pharmaceuticals	1,962,092	—	—	1,962,092
Professional Services	7,449,048	—	—	7,449,048
Real Estate Investment Trusts (REITs)	51,812,345	—	—	51,812,345
Real Estate Management & Development	943,266	—	—	943,266
Road & Rail	6,216,458	—	—	6,216,458
Semiconductors & Semiconductor Equipment	11,757,039	—	—	11,757,039

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Software	$7,637,238	$—	$—	$7,637,238
Specialty Retail	16,086,752	—	—	16,086,752
Textiles, Apparel & Luxury Goods	5,982,868	—	—	5,982,868
Thrifts & Mortgage Finance	13,868,416	—	—	13,868,416
Trading Companies & Distributors	708,016	—	—	708,016
Water Utilities	1,299,413	—	—	1,299,413
Wireless Telecommunication Services	1,220,340	—	—	1,220,340
Total Common Stocks	$485,393,549	$—	$—	$485,393,549
Repurchase Agreements	—	9,716,590	—	9,716,590
Total Assets	$485,393,549	$9,716,590	$—	$495,110,139

Liabilities:
Futures Contracts	(158,700)	—	—	(158,700)
Total Liabilities	$(158,700)	$—	$—	$(158,700)
Total	$485,234,849	$9,716,590	$—	$494,951,439

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended June 30, 2015, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(158,700)
Total		$(158,700)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$278,233
Total	$278,233

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(143,821)
Total	$(143,821)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $9,716,590, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement

23

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Barclays Capital, Inc., 0.04%, dated 06/24/15, due 07/01/15, repurchase price $200,001,556, collateralized by U.S. Government Treasury Securities, ranging 0.00% – 2.63%, maturing 02/15/17 – 02/15/43; total market value $204,000,019.

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Barclays Capital, Inc.	$5,000,000	$—	$5,000,000	$(5,000,000)	$—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Societe Generale	3,716,590	—	3,716,590	(3,716,590)	—
Total	$9,716,590	$—	$9,716,590	$(9,716,590)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

24

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. . These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

25

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Effective May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

Prior to May 1, 2015, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.90%
$200 million and more	0.85%

Due to a reduction in the subadvisory fees payable by NFA, NFA agreed to waive from its Investment Advisory Fee until April 30, 2015, an amount equal to $58,593 for which NFA shall not be entitled to later seek recoupment.

26

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.87% and after voluntary fee waivers was 0.84%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $101,414 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,045.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $188,075.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Redemption Fees

For the period from January 1, 2014 through April 25, 2014, the Fund assessed a redemption fee on shares that were sold or exchanged within the minimum holding period which was 60 days or less, unless an exception applied as disclosed in the Fund’s Prospectus. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in

27

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest would be redeemed first. Redemption fees did not apply to shares purchased through automatically reinvested dividends or capital gains distributions. Effective April 26, 2014, redemption fees were eliminated.

For the period from January 1, 2014 through April 25, 2014, the Fund had contributions to capital due to the collection of redemption fees in the amount of $224.

5.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $112,568,353 and sales of $180,237,729 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

28

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended June 30, 2015, the Fund recaptured $13,062 of brokerage commissions.

10.  Federal Tax Information

As of June 30, 2015, the tax cost of securities excluding derivative contracts and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$406,095,899	$108,238,376	$(19,224,136)	$89,014,240

11.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

29

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund

NVIT Multi-Manager Mid Cap Growth Fund

NVIT Multi-Manager Mid Cap Value Fund

NVIT Multi-Manager Small Company Fund

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Cap Value Fund

NVIT Multi-Manager International Growth Fund

NVIT Multi-Manager International Value Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

30

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-advisers’ style and investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Advisers ; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Advisers’ personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Advisers’ investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Advisers; and

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

Based on information provided by Lipper and the Adviser, the Trustees reviewed the total return investment performance of each of the Funds as well as the performance of peer groups of funds over various time periods. The Trustees noted that each of the Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014, except the NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund. The Trustees considered that each of

31

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager International Value Fund ranked in the 4th quintile of its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. The Trustees noted that, with respect to the Funds that did not qualify for inclusion in the top three quintiles of their performance universes, the Adviser considered the Fund’s underperformance to be largely the result of the Sub-Advisers’ investment style being out of favor. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

The Trustees considered that the Funds’ Lipper expense groups, which were comprised solely of multi-manager funds for each of the Funds, were too small to provide quintile rankings. The Trustees noted the Adviser’s statement that the actual advisory fee rates and total expense ratios (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) of all of the Funds except for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund, were lower than, or approximately the same as, the 60th percentile of their Lipper expense groups. The Trustees considered the Adviser’s statement that the actual advisory fees for NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Cap Value Fund were only 7 basis points, 1 basis point and 7 basis points, respectively, above the 60th percentile of their Lipper expense groups, and that total expense ratios (excluding 12b-1/non-12b-1 fees) for NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Value Fund were only 4 basis points and 1 basis point, respectively, above the 60th percentile of their Lipper expense groups.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

–        –        –

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

32

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

33

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

34

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

35

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

36

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

37

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

38

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

39

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

41

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

42

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

43

Semiannual Report

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

SAR-NAT 8/15

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position of the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectus contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

Shares of NVIT Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Nationwide Funds are distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2015

Nationwide Funds®

Message to Investors

June 30, 2015

Dear Investor,

You can trust that we value your investment and what’s most important to you as you work each year to build a better, more secure financial future. This report brings you a snapshot of current market trends and your Fund’s performance for the semiannual reporting ended June 30, 2015, including your Fund’s specific holdings.

For the six-month period, the broad U.S. stock market as measured by the S&P 500® Index reported a modest 1.23% return. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, registered -0.10% for the same period. (Please turn to the Economic Review for a more detailed account of economic trends for the reporting period.)

Every day Nationwide® helps America prepare for and live in retirement. For more than 85 years, we have earned trust by providing insurance, banking and financial services used to help people protect their families and assist them in reaching their long-term goals. Throughout the decades, we have proven that doing the right thing again and again, day after day, can make a powerful difference.

Nationwide’s dedication to putting people first also is reflected in our contributions to charitable organizations where we live and work. Since 2000, the Nationwide Foundation has committed more than $345 million to nonprofit organizations around the country.

In 2006, we awarded our largest single gift, a $50 million grant, to Nationwide Children’s Hospital, and in 2014, gave the hospital an additional $10 million grant to establish the Nationwide Pediatric Innovation Fund. Also in 2014, Nationwide associates logged more than 91,000 volunteer hours to benefit our communities.

While it’s important to periodically assess your progress and review your overall plan with your financial advisor, it’s your long-term resolve and staying power that are most likely to keep you on track. Please know that we are here for the long term, poised to help you prepare for your retirement. As always, thank you for your investment in the Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the semiannual reporting period ended June 30, 2015, most asset classes produced a positive investment return. Domestic equities experienced a modest rally, with the S&P 500® Index delivering a 1.23% return; nearly all market sectors and capitalization ranges posted a positive return for the reporting period. International equities were relatively strong during the reporting period, with the MSCI EAFE® Index returning 5.52% and the MSCI Emerging Markets® Index 2.95%, as investors reacted to the acceleration of foreign central bank stimulus and the positive impact of the rising U.S. dollar relative to the euro and the yen. Fixed-income investment returns were mixed during the reporting period, driven by rising long-term interest rates and the strong performance of credit-sensitive market segments.

In the United States, equity markets managed to gain despite a negative rate of growth for first-quarter 2015 gross domestic product (GDP), disappointing corporate earnings and concerns surrounding the timing of the Federal Reserve’s initial interest rate hike. GDP growth registered -0.2% in the first quarter of 2015. As a result, expectations for the timing of the first increase in the federal funds rate were extended to late in 2015 or early 2016, yet long-term Treasurys did rise during the six-month reporting period in sympathy for rising rates in Europe.

The S&P 500 Index produced positive performance in three of the six months of the reporting period. The weakest month was January 2015, with the Index registering -3.00%, but the brief downturn was more than offset by the Index’s 5.75% return in February 2015.

The best-performing sectors for the S&P 500 Index during the reporting period were health care, up 9.43%; and consumer discretionary, up 6.82%. The health care sector benefited from investors’ enthusiasm about new products, and consumer discretionary gained due to the fact that the severe decline in oil prices created excitement about the potential for rising consumer spending. The weakest sectors during the reporting period were utilities, down 10.68%; and energy, down 4.68%. Weakness in utilities was due to slowing growth and high valuation; weakness in the energy sector was driven by lower earnings resulting from a decline in oil prices.

The strong performance in U.S. equities was broad based during the reporting period, with small-capitalization stocks slightly outperforming large-cap stocks, and growth outperforming value.

U.S. economic activity accelerated during the reporting period, with expectations of nearly 3.0% growth in the second quarter of 2015. Inflation remained well controlled throughout the reporting period, with the U.S. Consumer Price Index (CPI) turning negative from January through April 2015 due to the significant decline in the price of oil and other commodities. Core CPI (excluding the volatile food and energy categories) remained below 2% during the reporting period. Despite job-creation levels coming in lower than during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 5.6% to 5.3%.

International stocks outperformed U.S. stocks during the reporting period, reversing a trend of underperformance. Previous to the first quarter of 2015, the S&P 500 Index outperformed the MSCI EAFE Index in five consecutive quarters and in 16 of the previous 21 quarters. The stimulative action by foreign central banks, including a quantitative easing (QE) program instituted by the European Central Bank (ECB), attracted investors. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, gave investors confidence in the recovery of European economic growth during the reporting period.

Performance in the fixed-income markets during the reporting period was driven by a rise in interest rates, offsetting a decline in credit spreads. Long-term Treasury yields rose slightly from 2.19% to 2.36% during the reporting period.

2

Fund Overview	NVIT Nationwide Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreements	0.4%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	6.5%
Banks	6.2%
Technology Hardware, Storage & Peripherals	5.7%
Software	4.4%
Chemicals	4.2%
Aerospace & Defense	4.1%
Pharmaceuticals	4.0%
Information Technology Services	4.0%
Health Care Providers & Services	3.9%
Specialty Retail	3.8%
Other Industries*	53.2%
100.0%

Top Holdings††

Wells Fargo & Co.	4.9%
Apple, Inc.	4.8%
General Dynamics Corp.	3.3%
Abbott Laboratories	2.9%
Mondelez International, Inc., Class A	2.7%
Chevron Corp.	2.3%
Microsoft Corp.	2.2%
PPG Industries, Inc.	2.2%
Pfizer, Inc.	2.2%
McKesson Corp.	2.1%
Other Holdings*	70.4%
100.0%

†	Percentages indicated are based upon net assets as of June 30, 2015.

††	Percentages indicated are based upon total investments as of June 30, 2015.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

3

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2015) and continued to hold your shares at the end of the reporting period (June 30, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2015 through June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2015 through June 30, 2015. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund June 30, 2015			Beginning Account Value ($) 01/01/15	Ending Account Value ($) 06/30/15	Expenses Paid During Period ($) 01/01/15 - 06/30/15	Expense Ratio During Period (%) 01/01/15 - 06/30/15
Class I Shares	Actual	(a)	1,000.00	1,033.50	3.98	0.79
	Hypothetical(a)(b)		1,000.00	1,020.88	3.96	0.79
Class II Shares	Actual	(a)	1,000.00	1,033.00	5.24	1.04
	Hypothetical(a)(b)		1,000.00	1,019.64	5.21	1.04
Class IV Shares	Actual	(a)	1,000.00	1,033.50	3.98	0.79
	Hypothetical(a)(b)		1,000.00	1,020.88	3.96	0.79

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2015 through June 30, 2015 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

4

Statement of Investments

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 4.1%
General Dynamics Corp.	179,050	$25,369,595
L-3 Communications Holdings, Inc.	54,350	6,162,203

		31,531,798

Air Freight & Logistics 0.9%
FedEx Corp. (a)	42,000	7,156,800

Airlines 0.6%
American Airlines Group, Inc. (a)	69,150	2,761,505
United Continental Holdings, Inc.*	37,900	2,009,079

		4,770,584

Auto Components 1.5%
Lear Corp.	105,390	11,831,081

Banks 6.1%
JPMorgan Chase & Co.	142,673	9,667,522
Wells Fargo & Co.	673,200	37,860,768

		47,528,290

Beverages 1.2%
Coca-Cola Co. (The)	231,680	9,088,806

Biotechnology 3.0%
Biogen, Inc.*	21,520	8,692,789
Celgene Corp.*	31,830	3,683,845
Gilead Sciences, Inc.	91,900	10,759,652

		23,136,286

Capital Markets 2.4%
Affiliated Managers Group, Inc.* (a)	27,860	6,090,196
Goldman Sachs Group, Inc. (The) (a)	39,630	8,274,348
Lazard Ltd., Class A	72,900	4,099,896

		18,464,440

Chemicals 4.1%
Mosaic Co. (The)	314,950	14,755,407
PPG Industries, Inc.	149,876	17,193,775

		31,949,182

Commercial Services & Supplies 0.7%
KAR Auction Services, Inc.	151,600	5,669,840

Communications Equipment 1.2%
Cisco Systems, Inc. (a)	175,575	4,821,289
QUALCOMM, Inc.	72,725	4,554,767

		9,376,056

Consumer Finance 1.2%
Discover Financial Services (a)	156,110	8,995,058

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B*	26,000	$3,538,860
Voya Financial, Inc.	73,080	3,396,028

		6,934,888

Diversified Telecommunication Services 0.5%
CenturyLink, Inc. (a)	119,280	3,504,446

Electric Utilities 0.8%
American Electric Power Co., Inc.	112,750	5,972,368

Energy Equipment & Services 1.0%
Cameron International Corp.* (a)	77,750	4,071,767
Dril-Quip, Inc.* (a)	50,830	3,824,958

		7,896,725

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	17,350	2,343,291
CVS Health Corp.	76,890	8,064,223

		10,407,514

Food Products 2.6%
Mondelez International, Inc., Class A (a)	497,650	20,473,321

Gas Utilities 0.3%
Questar Corp.	123,010	2,572,139

Health Care Equipment & Supplies 3.3%
Abbott Laboratories (a)	454,395	22,301,707
Sirona Dental Systems, Inc.*	29,250	2,937,285

		25,238,992

Health Care Providers & Services 3.9%
Aetna, Inc.	53,120	6,770,675
McKesson Corp.	70,700	15,894,067
UnitedHealth Group, Inc.	20,650	2,519,300
Universal Health Services, Inc., Class B	34,170	4,855,557

		30,039,599

Hotels, Restaurants & Leisure 3.3%
Carnival Corp.	219,550	10,843,574
Darden Restaurants, Inc.	92,850	6,599,778
McDonald’s Corp.	49,595	4,714,997
Starwood Hotels & Resorts Worldwide, Inc.	44,355	3,596,747

		25,755,096

Household Durables 0.5%
GoPro, Inc., Class A*	74,250	3,914,460

5

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Products 1.2%
Procter & Gamble Co. (The)	123,030	$9,625,867

Industrial Conglomerates 0.8%
General Electric Co.	225,840	6,000,569

Information Technology Services 4.0%
Amdocs Ltd.	103,865	5,669,990
Broadridge Financial Solutions, Inc.	82,180	4,109,822
Cognizant Technology Solutions Corp., Class A*	88,200	5,388,138
DST Systems, Inc.	31,070	3,914,199
Xerox Corp.	1,099,385	11,697,456

		30,779,605

Insurance 2.0%
Allied World Assurance Co. Holdings AG	55,450	2,396,549
Lincoln National Corp.	138,630	8,209,668
Prudential Financial, Inc. (a)	53,540	4,685,821

		15,292,038

Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	9,255	4,017,503
Liberty Interactive Corp.,Series A*	83,990	2,330,722

		6,348,225

Internet Software & Services 2.4%
eBay, Inc.*	98,265	5,919,484
Google, Inc., Class A*	16,655	8,994,366
Google, Inc., Class C*	7,325	3,812,736

		18,726,586

Life Sciences Tools & Services 1.7%
Illumina, Inc.*	30,610	6,684,000
Thermo Fisher Scientific, Inc.	52,320	6,789,043

		13,473,043

Machinery 0.5%
Snap-on, Inc. (a)	26,020	4,143,685

Media 2.7%
DISH Network Corp., Class A*	200,140	13,551,479
Live Nation Entertainment, Inc.*	130,350	3,583,321
Sirius XM Holdings, Inc.*	1,024,250	3,820,453

		20,955,253

Multiline Retail 0.4%
J.C. Penney Co., Inc.* (a)	391,480	3,315,836

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 1.2%
CMS Energy Corp.	204,200	$6,501,728
DTE Energy Co.	40,700	3,037,848

		9,539,576

Oil, Gas & Consumable Fuels 6.5%
Anadarko Petroleum Corp.	49,105	3,833,136
Chevron Corp.	181,155	17,476,023
HollyFrontier Corp.	58,300	2,488,827
Marathon Petroleum Corp.	76,700	4,012,177
Occidental Petroleum Corp.	59,610	4,635,870
Targa Resources Corp.	33,270	2,968,349
Valero Energy Corp.	137,540	8,610,004
World Fuel Services Corp. (a)	83,200	3,989,440
WPX Energy, Inc.*	161,420	1,982,238

		49,996,064

Pharmaceuticals 4.0%
Johnson & Johnson	94,930	9,251,878
Merck & Co., Inc.	88,730	5,051,399
Pfizer, Inc.	501,645	16,820,157

		31,123,434

Real Estate Investment Trusts (REITs) 3.3%
American Capital Agency Corp.	211,670	3,888,378
BioMed Realty Trust, Inc.	164,200	3,175,628
Boston Properties, Inc.	28,430	3,441,167
Equity LifeStyle Properties, Inc.	50,420	2,651,084
Equity Residential	38,200	2,680,494
Kilroy Realty Corp.	50,050	3,360,857
Prologis, Inc.	179,190	6,647,949

		25,845,557

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc. (a)	14,600	2,496,600

Road & Rail 1.7%
Union Pacific Corp.	137,510	13,114,329

Semiconductors & Semiconductor Equipment 1.0%
Skyworks Solutions, Inc. (a)	70,640	7,353,624

Software 4.4%
Adobe Systems, Inc.*	95,420	7,729,974
Electronic Arts, Inc.* (a)	58,430	3,885,595
Microsoft Corp.	391,030	17,263,974
Oracle Corp.	122,095	4,920,429

		33,799,972

6

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 3.8%
Home Depot, Inc. (The)	126,820	$14,093,507
Lowe’s Cos., Inc. (a)	187,560	12,560,893
Ulta Salon Cosmetics & Fragrance, Inc.*	17,200	2,656,540

		29,310,940

Technology Hardware, Storage & Peripherals 5. 7%
Apple, Inc.	297,260	37,283,835
EMC Corp. (a)	252,440	6,661,892

		43,945,727

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc. (a)	96,670	3,221,045
NIKE, Inc., Class B	25,015	2,702,120

		5,923,165

Tobacco 2.7%
Altria Group, Inc.	171,900	8,407,629
Philip Morris International, Inc.	157,900	12,658,843

		21,066,472

Trading Companies & Distributors 0.9%
HD Supply Holdings, Inc.*	197,610	6,951,920

Wireless Telecommunication Services 0.7%
SBA Communications Corp., Class A*	20,200	2,322,394
Telephone & Data Systems, Inc.	96,745	2,844,303

		5,166,697

Total Common Stocks (cost $657,674,704)		766,502,553

Repurchase Agreements 0.4%

	Principal Amount	Market Value

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $1,000,004, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 12.50%, maturing 09/20/15 - 06/15/45; total market value $1,020,001. (b)(c)	$1,000,000	$1,000,000

Repurchase Agreements (continued)

	Principal Amount	Market Value

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $2,113,977, collateralized by U.S. Government Agency Securities, ranging from 0.29% - 4.00%, maturing 09/16/25 - 06/01/45; total market value $2,156,247. (b)(c)	$2,113,968	$2,113,968

Total Repurchase Agreements (cost $3,113,968)		3,113, 968

Total Investments (cost $660,788,672) (d) — 99.3%		769,616,521
Other assets in excess of liabilities — 0.7%		5,723,275

NET ASSETS — 100.0%		$775,339,796

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at June 30, 2015. The total value of securities on loan at June 30, 2015 was $74,808,686, which was collateralized by repurchase agreements with a total value of $3,113,968 and $74,542,891 of collateral in the form of U.S. Government Treasury and Agency Securities, interest rates ranging from 0.00% — 7.5%, and maturity dates ranging from 07/16/15 — 02/15/45; a total value of $77,656,859.

(b)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of June 30, 2015 was $3,113,968.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

Ltd.	Limited

REIT	Real Estate Investment Trust

7

Statement of Investments (Continued)

June 30, 2015 (Unaudited)

NVIT Nationwide Fund (Continued)

At June 30, 2015, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
86	S&P 500 E-Mini	09/18/15	$8,833,920	$(91,634)

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

NVIT Nationwide Fund
Assets:
Investments, at value* (cost $657,674,704)	$766,502,553
Repurchase agreements, at value (cost $3,113,968)	3,113,968

Total Investments, at value (total cost $660,788,672)	769,616,521

Cash	8,454,966
Dividends receivable	1,096,127
Security lending income receivable	7,292
Receivable for capital shares issued	40
Receivable for variation margin on futures contracts	430,909
Prepaid expenses	4,825

Total Assets	779,610,680

Liabilities:
Payable for capital shares redeemed	589,327
Payable upon return of securities loaned (Note 2)	3,113,968
Accrued expenses and other payables:
Investment advisory fees	378,038
Fund administration fees	21,234
Distribution fees	27,537
Administrative servicing fees	102,612
Accounting and transfer agent fees	118
Custodian fees	4,814
Compliance program costs (Note 3)	684
Professional fees	13,990
Printing fees	18,397
Other	165

Total Liabilities	4,270,884

Net Assets	$775,339,796

Represented by:
Capital	$849,527,893
Accumulated undistributed net investment income	5,156,006
Accumulated net realized losses from investments and futures transactions	(188,080,318)
Net unrealized appreciation/(depreciation) from investments	108,827,849
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(91,634)

Net Assets	$775,339,796

*	Includes value of securities on loan of $74,808,686 (Note 2)

9

Statement of Assets and Liabilities (Continued)

June 30, 2015 (Unaudited)

NVIT Nationwide Fund
Net Assets:
Class I Shares	$530,704,227
Class II Shares	130,280,844
Class IV Shares	114,354,725

Total	$775,339,796

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	35,112,920
Class II Shares	8,664,355
Class IV Shares	7,568,877

Total	51,346,152

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.11
Class II Shares	$15.04
Class IV Shares	$15.11

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$7,906,171
Income from securities lending (Note 2)	76,711
Interest income	8,473

Total Income	7,991,355

EXPENSES:
Investment advisory fees	2,283,170
Fund administration fees	129,219
Distribution fees Class II Shares	170,469
Administrative servicing fees Class I Shares	399,092
Administrative servicing fees Class II Shares	103,864
Administrative servicing fees Class IV Shares	86,152
Professional fees	24,140
Printing fees	19,823
Trustee fees	11,250
Custodian fees	14,342
Accounting and transfer agent fees	623
Compliance program costs (Note 3)	1,510
Other	9,295

Total Expenses	3,252,949

NET INVESTMENT INCOME	4,738,406

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	29,927,836
Net realized gains from futures transactions (Note 2)	389,455

Net realized gains from investments and futures transactions	30,317,291

Net change in unrealized appreciation/(depreciation) from investments	(8,531,357)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(549,551)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(9,080,908)

Net realized/unrealized gains from investments and futures transactions	21,236,383

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,974,789

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$4,738,406	$8,376,074
Net realized gains from investments and futures transactions	30,317,291	63,424,416
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(9,080,908)	16,659,609

Change in net assets resulting from operations	25,974,789	88,460,099

Distributions to Shareholders From:
Net investment income:
Class I	–	(5,938,610)
Class II	–	(1,291,250)
Class III	–	(7,600	)(a)
Class IV	–	(1,313,498)

Change in net assets from shareholder distributions	–	(8,550,958)

Change in net assets from capital transactions	(32,037,984)	(68,014,967)

Change in net assets	(6,063,195)	11,894,174

Net Assets:
Beginning of period	781,402,991	769,508,817

End of period	$775,339,796	$781,402,991

Accumulated undistributed net investment income at end of period	$5,156,006	$417,600

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$17,763,195	$16,891,266
Proceeds from shares issued from class conversion	–	1,905,913
Dividends reinvested	–	5,938,610
Cost of shares redeemed	(29,280,929)	(50,300,589)

Total Class I Shares	(11,517,734)	(25,564,800)

Class II Shares
Proceeds from shares issued	4,272,044	4,930,778
Dividends reinvested	–	1,291,250
Cost of shares redeemed	(19,930,242)	(39,337,778)

Total Class II Shares	(15,658,198)	(33,115,750)

Class III Shares

Proceeds from shares issued	–	171,899	(a)
Dividends reinvested	–	7,600	(a)
Cost of shares redeemed in class conversion	–	(1,905,913	)(a)
Cost of shares redeemed	–	(171,279	)(a)

Total Class III Shares	–	(1,897,693	)(a)

Class IV Shares
Proceeds from shares issued	708,656	1,462,692
Dividends reinvested	–	1,313,498
Cost of shares redeemed	(5,570,708)	(10,212,914)

Total Class IV Shares	(4,862,052)	(7,436,724)

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

12

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CAPITAL TRANSACTIONS: (continued)

Change in net assets from capital transactions	$(32,037,984)	$(68,014,967)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,184,533	1,246,815
Issued in class conversion	–	142,173
Reinvested	–	425,311
Redeemed	(1,951,186)	(3,629,414)

Total Class I Shares	(766,653)	(1,815,115)

Class II Shares
Issued	287,614	339,256
Reinvested	–	93,019
Redeemed	(1,335,504)	(2,851,972)

Total Class II Shares	(1,047,890)	(2,419,697)

Class III Shares
Issued	–	12,779	(a)
Reinvested	–	567	(a)
Redeemed in class conversion	–	(141,661	)(a)
Redeemed	–	(12,996	)(a)

Total Class III Shares	–	(141,311	)(a)

Class IV Shares
Issued	47,330	106,599
Reinvested	–	94,079
Redeemed	(372,096)	(734,016)

Total Class IV Shares	(324,766)	(533,338)

Total change in shares	(2,139,309)	(4,909,461)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective April 25, 2014, Class III Shares were converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.62	0.09	0.40	0.49	–	–	$15.11	3.35%	$530,704,227	0.79%	1.25%	0.79%	30.21%
Year Ended December 31, 2014 (e)	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	$14.62	12.15%	$524,589,219	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013 (e)	$10.19	0.15	3.01	3.16	(0.16)	(0.16)	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012 (e)	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	$10.19	14.21%	$426,223,301	0.79%	1.44%	0.80%	23.86%
Year Ended December 31, 2011 (e)	$9.11	0.11	(0.06)	0.05	(0.11)	(0.11)	$9.05	0.53%	$436,029,821	0.78%	1.21%	0.79%	19.65%
Year Ended December 31, 2010 (e)	$8.11	0.07	1.02	1.09	(0.09)	(0.09)	$9.11	13.45%	$497,366,746	0.79%	0.88%	0.79%	55.00%	(f)

Class II Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.56	0.07	0.41	0.48	–	–	$15.04	3.30%	$130,280,844	1.04%	1.00%	1.04%	30.21%
Year Ended December 31, 2014 (e)	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	$14.56	11.82%	$141,445,539	1.04%	0.88%	1.04%	47.32%
Year Ended December 31, 2013 (e)	$10.15	0.12	3.00	3.12	(0.13)	(0.13)	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%
Year Ended December 31, 2012 (e)	$9.02	0.12	1.13	1.25	(0.12)	(0.12)	$10.15	13.85%	$149,466,339	1.04%	1.19%	1.05%	23.86%
Year Ended December 31, 2011 (e)	$9.07	0.09	(0.06)	0.03	(0.08)	(0.08)	$9.02	0.38%	$168,088,528	1.04%	0.95%	1.05%	19.65%
Year Ended December 31, 2010 (e)	$8.07	0.05	1.01	1.06	(0.06)	(0.06)	$9.07	13.22%	$200,160,889	1.04%	0.63%	1.04%	55.00%	(f)

Class IV Shares
Six Months Ended June 30, 2015 (e) (Unaudited)	$14.62	0.09	0.40	0.49	–	–	$15.11	3.35%	$114,354,725	0.79%	1.25%	0.79%	30.21%
Year Ended December 31, 2014 (e)	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	$14.62	12.23%	$115,368,233	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013 (e)	$10.19	0.15	3.00	3.15	(0.16)	(0.16)	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012 (e)	$9.05	0.14	1.15	1.29	(0.15)	(0.15)	$10.19	14.22%	$92,940,203	0.79%	1.45%	0.80%	23.86%
Year Ended December 31, 2011 (e)	$9.10	0.11	(0.05)	0.06	(0.11)	(0.11)	$9.05	0.63%	$89,436,799	0.79%	1.21%	0.80%	19.65%
Year Ended December 31, 2010 (e)	$8.10	0.07	1.02	1.09	(0.09)	(0.09)	$9.10	13.48%	$98,522,755	0.79%	0.90%	0.79%	55.00%	(f)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of June 30, 2015, the Trust operates sixty-three (63) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights of the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund, assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of June 30, 2015. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$766,502,553	$—	$—	$766,502,553
Repurchase Agreements	—	3,113,968	—	3,113,968
Total Assets	$766,502,553	$3,113,968	$—	$769,616,521
Liabilities:
Futures Contracts	(91,634)	—	—	(91,634)
Total Liabilities	$(91,634)	$—	$—	$(91,634)
Total	$766,410,919	$3,113,968	$—	$769,524,887

16

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended June 30, 2015, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of June 30, 2015:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2015

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(91,634)
Total		$(91,634)

*	Includes cumulative appreciation/ (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

17

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2015

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$389,455
Total	$389,455

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended June 30, 2015

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(549,551)
Total	$(549,551)

Information about derivative instruments reflected as of June 30, 2015 is generally indicative of the type of derivative instruments used for the Fund. The subadviser utilizes futures contracts to gain exposure to the value of equities. The number of futures contracts held by the Fund as of June 30, 2015 is generally indicative of the volume for the six months ended June 30, 2015.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At June 30, 2015, the Fund has entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(c)	Securities Lending

During the six months ended June 30, 2015, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. The Securities Lending Agency Agreement can be terminated by the Fund or the borrower at any time. Securities lending transactions are considered to be overnight and continuous.

The Fund receives payments from JPMorgan equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in Financial Accounting Standards Board Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of June 30, 2015, were $3,113,968, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan, The Bank of New York Mellon, or Goldman Sachs and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

18

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At June 30, 2015, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the six months ended June 30, 2015, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015, the joint repos on a gross basis were as follows:

Goldman Sachs & Co., 0.13%, dated 06/30/15, due 07/01/15, repurchase price $250,000,903, collateralized by U.S. Government Agency Securities ranging 2.50% – 12.50%, maturing 09/20/15 – 06/15/45; total market value $255,000,000.

Societe Generale, 0.16%, dated 06/30/15, due 07/01/15, repurchase price $250,001,111, collateralized by U.S. Government Agency Securities ranging 0.29% – 4.00%, maturing 09/16/25 – 06/01/45; total market value $255,000,000.

At June 30, 2015, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Societe Generale	$2,113,968	$—	$2,113,968	$(2,113,968)	$—
Goldman Sachs & Co.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$3,113,968	$—	$3,113,968	$(3,113,968)	$—

Amounts designated as “—” are zero.

*	At June 30, 2015, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

19

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

20

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected HighMark Capital Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the six months ended June 30, 2015, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

For the six months ended June 30, 2015, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

21

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended June 30, 2015, NFM earned $129,219 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended June 30, 2015, the Fund’s portion of such costs amounted to $1,510.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the six months ended June 30, 2015, the Fund’s total administrative services fees were $589,108.

For the six months ended June 30, 2015, the effective rate for administrative services fees paid by the Fund was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively.

4.  Line of Credit and Earnings Credit

The Trust and Nationwide Mutual Funds (together, the “Trusts”) have a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At June 30, 2015, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

22

Notes to Financial Statements (Continued)

June 30, 2015 (Unaudited)

5.  Investment Transactions

For the six months ended June 30, 2015, the Fund had purchases of $232,038,395 and sales of $251,100,890 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Federal Tax Information

As of June 30, 2015, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$662,624,174	$127,950,943	$(20,958,596)	$106,992,347

9.  Subsequent Events

The Trusts’ credit agreement has been renewed through July 14, 2016. The commitment fee has been increased from 0.07% to 0.10% per year. The renewed credit agreement otherwise provides for a similar arrangement that was effective during the six months ended June 30, 2015 (discussed above under “Line of Credit and Earnings Credit”).

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

23

Supplemental Information

June 30, 2015 (Unaudited)

NVIT Nationwide Fund

American Century NVIT Growth Fund

Neuberger Berman NVIT Socially Responsible Fund

Neuberger Berman NVIT Multi Cap Opportunities Fund

NVIT Large Cap Growth Fund

American Century NVIT Multi Cap Value Fund

Invesco NVIT Comstock Value Fund

NVIT Real Estate Fund

NVIT International Equity Fund

Templeton NVIT International Value Fund

NVIT Emerging Markets Fund

NVIT Developing Markets Fund

NVIT Money Market Fund

NVIT Core Bond Fund

NVIT Core Plus Bond Fund

NVIT Government Bond Fund

Federated NVIT High Income Bond Fund

NVIT Short Term Bond Fund

NVIT Multi Sector Bond Fund

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (together, the “Advisory Agreements”) must be approved for each series or fund of the Trust (individually a “Fund” and collectively the “Funds”) for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring; and the services and support provided to the Fund and its shareholders.

In preparation for the Board’s meetings in 2015 to consider the continuation of the Advisory Agreements, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

●	A summary report for each Fund that sets out a variety of information regarding the Fund, including performance, expense, and profitability information;

●

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended August 31, 2014) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s fees and expenses with expense groups and expense universes created by Lipper of similar or peer group funds (a “Lipper expense group”), and (c) for certain funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by Lipper containing only sub-advised funds, and multi-manager funds;

24

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●	For certain Funds with multiple Sub-Advisers, expense rankings comparing the Fund’s fees and expenses with customized peer groups created by the Adviser comprised of funds with multiple Sub-Advisers;

●	For certain Funds, expense rankings comparing the Fund’s fees and expenses with customized expense groups created by the Adviser;

●

Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation and information regarding payments to financial intermediaries;

●	Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements; and

●	Information from the Adviser regarding economies of scale and breakpoints.

In January 2015, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on the continuation of the Advisory Agreements. The primary purpose of the January 2015 meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Adviser reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the renewal of the Advisory Agreements and the bases for that recommendation. The Trustees also met in executive session with Independent Legal Counsel in advance of the January 2015 meeting and at the January 2015 meeting to consider the continuation of the Advisory Agreements outside the presence of the Adviser. Following the January 2015 meeting, the Trustees requested that the Adviser provide additional information regarding various issues that were discussed at that meeting.

At the March 2015 Board meeting, the Trustees met in person with the Adviser, Trust counsel, and Independent Legal Counsel, and others to give final consideration to information bearing on the continuation of the Advisory Agreements. The Trustees received and considered, among other things, information provided by the Adviser in follow-up from the January 2015 Board meeting. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, regarding the various factors that may contribute to the determination of whether the renewal of the Advisory Agreements should be approved.

In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser, and the Adviser’s and the Sub-Adviser’s investment strategies. In evaluating the Advisory Agreements for the Funds, the Trustees also reviewed information provided by the Adviser concerning the following:

●	The terms of the Advisory Agreements and a summary of the services performed by the Adviser and each Sub-Adviser;

●

The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Adviser; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

●	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment, economic and financial analysis;

●

The Adviser’s and Sub-Adviser’s personnel and methods; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel; the Adviser’s and Sub-Adviser’s investment process; the Adviser’s risk assessment and risk management capabilities; and the Adviser’s valuation and valuation oversight capabilities;

●	The financial condition and stability of the Adviser and the Adviser’s process for assessing the financial condition and stability of the Sub-Adviser; and

25

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

●

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent and fees or other payments relating to shareholder servicing or sub-transfer agency services provided by or through the Adviser or its affiliates.

In their consideration of the subadvisory agreement with HighMark Capital Management, Inc. (“HighMark”), the Trustees considered information provided by the Adviser regarding the Adviser’s business relations with the Highmark organization.

NVIT Nationwide Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, NVIT Real Estate Fund, NVIT International Equity Fund, Templeton NVIT International Value Fund, NVIT Money Market Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Short Term Bond Fund.

The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees also noted that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each of the Funds (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were ranked within the top three quintiles of the Fund’s Lipper expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s Advisory Agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds is summarized below.

Other Funds (Performance)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees noted that each of these Funds ranked within the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. The Trustees determined that the Fund’s performance generally supported a recommendation to continue the Advisory Agreements.

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees considered that each of these Funds achieved a level of total return performance that did not qualify for inclusion in the top three quintiles of the funds in its performance universe for the three-year period ended August 31, 2014. In the course of their deliberations, the Trustees took into account information provided by the Adviser in connection with the contract review meetings, as well as during investment review meetings conducted with the Adviser’s and/or the Sub-Adviser’s portfolio management personnel during the course of the year, as to factors contributing to a Fund’s underperformance and any efforts and plans to address the Fund’s performance. As to each of these Funds (other than the NVIT Government Bond Fund) the Adviser considered the Fund’s underperformance to be the result, in part, of unfavorable security selection by the Sub-Advisers, or temporary unfavorable overweights or underweights to out-of-favor or underperforming sectors. As to the NVIT Government Bond Fund, the Adviser considered the Fund’s underperformance to be the result of, among other things, unfavorable sector weightings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the Adviser’s and/or the Sub-Adviser’s responses and/or efforts and plans to address investment performance were sufficient to support approval of the continuance of the Advisory Agreements for an additional one-year period.

Other Funds (Expenses)

American Century NVIT Growth Fund, NVIT Emerging Markets Fund, NVIT Developing Markets Fund, NVIT Government Bond Fund. The Trustees noted that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) ranked within the top three quintiles of the Fund’s Lipper expense group.

26

Supplemental Information (Continued)

June 30, 2015 (Unaudited)

Invesco NVIT Comstock Value Fund, Federated NVIT High Income Bond Fund, NVIT Multi Sector Bond Fund. The Trustees considered that each Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) did not rank within the top three quintiles of the Fund’s Lipper expense group. As to the Invesco NVIT Comstock Value Fund, the Trustees considered the Adviser’s statement that the Fund’s actual advisory fee and total expense ratio were only 2 basis points above the 60th percentile of the Fund’s Lipper expense group. As to the Federated NVIT High Income Bond Fund, the Trustees considered that the Adviser agreed to permanent amendments to the Advisory Agreements reducing the advisory fee (not subject to later recoupment by the Adviser) and the Adviser’s agreement to implement an expense limitation to reduce Fund expenses. As to the NVIT Multi Sector Bond Fund, the Trustees considered that the Adviser had implemented a permanent advisory fee reduction in the past year that was not fully reflected in the Fund’s comparative expense numbers.

The Trustees also considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints that reflect economies of scale by reducing the Fund’s advisory fee rate if the assets of the Fund increase over certain thresholds.

-        -        -

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the nature, extent, and quality of the investment advisory services provided to the Funds by the Adviser and the Funds’ respective Sub-Advisers were appropriate and consistent with the terms of the Advisory Agreements. The Trustees further concluded that the cost of services provided by the Adviser to the Funds appeared reasonable in relation to the services and benefits provided to the Funds and that the level of profitability to the Adviser of its contractual arrangements with the Funds did not appear so high as to call into question the appropriateness of the fees paid to the Adviser by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreements for each of the Funds. Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

27

Management Information

June 30, 2015

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	118	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	118

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	118	None

28

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	118	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	118	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	118	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	118	None

29

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	118

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004.

Director of Public Welfare Foundation (non- profit foundation) since 2009.

30

Management Information (Continued)

June 30, 2015

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	118	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

31

Management Information (Continued)

June 30, 2015

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2].
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[2].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group[2].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS[2]. From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS[2]. From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at sec.gov.

32

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High-Yield 2% Issuer Capped Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated taxable corporate bonds. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1; gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

33

Market Index Definitions (con’t.)

iMoneyNet Prime Retail Index: An unmanaged index that is an average of nongovernment retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging markets.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI ACWI ex USA: An unmanaged, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets, excluding U.S.-based companies.

MSCI ACWI ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap global developed-market equities.

Morningstar® (Mstar) Moderate Target Risk Index: One of a series of unmanaged indexes that cover a global set of stocks, bonds, and commodities and are designed to benchmark asset allocation products across a risk spectrum ranging from conservative to aggressive. Asset-class weights are adjusted annually and rebalanced quarterly, based on an asset allocation methodology from Ibbotson Associates, a Morningstar company.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

34

Market Index Definitions (con’t.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Glossary

Definitions of some commonly used investment terms:

Active strategy: Actively making investment decisions and initiating buying and selling of securities with the goal of maximizing investment return.

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up approach: A method of investing that involves selecting stocks of companies based on their individual attributes regardless of broader industry or economic factors.

Contrarian: An investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t.

Convertible securities: Debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Exchange-traded fund (ETF): A fund that normally tracks an index or commodities, but that trades on a stock exchange.

Exchange-traded note (ETN): A debt security issued by an underwriting bank with returns based on the performance of a market index. ETNs have a maturity date, but unlike other bonds or notes, coupon payments are not distributed and principal is not protected.

36

Glossary (con’t.)

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times and repay the principal amount upon maturity.

Growth style: Investing in equity securities of companies that a fund’s manager believes have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments. Inflation-protected securities include inflation-indexed bonds, such as Treasury Inflation Protected Securities (“TIPS”), whose principal value is periodically adjusted to the rate of inflation. TIPS are inflation-indexed bonds that are issued by the U.S. Treasury.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Passive strategy: Investing in stocks, bonds or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock or bond index.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Real estate investment trust (REIT): A company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Short sale: Selling a security that the Fund or an Underlying Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

37

Glossary (con’t.)

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

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(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

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(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

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Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 10, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR §240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

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Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	August 17, 2015

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 17, 2015

* Print the name and title of each signing officer under his or her signature.